UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

125 High Street, Suite 732

Boston, MA 02110

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kristi Slavin -------------------------- c/o Brighthouse Investment Advisers, LLC 125 High Street, Suite 732 Boston, MA 02110	Brian D. McCabe, Esq. -------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1:  Report to Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Baillie Gifford International Stock Portfolio returned -28.60%, -28.81%, and -28.74%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index¹, returned -16.00%.

MARKET ENVIRONMENT / CONDITIONS

2022 was a tumultuous and difficult year for long-term, growth investing. The process of normalization from the COVID-19 pandemic inevitably presented challenges for investors, as behavioral changes, policy responses and the speed of reopening varied across the world. Whilst in isolation this would be challenging to navigate, it coincided with increasingly fraught geopolitics, a seismic shift in global monetary policy, Russian-instigated war in Europe and commodity price moves not seen since the 1970s. Any of these factors individually would be significant, but in concert they have underpinned a period of extreme dislocation and led to surging inflation and faster-than-expected rises in interest rates.

Against this backdrop, and with time horizons shortening commensurately with uncertainty, there was a marked impact on the valuation of growth equities. Companies whose value today is derived from profits to be delivered further into the future suffered the most, whereas those with more of their value derived from near-term cash flows have performed well. In particular, energy companies and banks experienced windfall profits harvested from rising rates and commodities. We see these as one-off beneficiaries of external events, rather than long-term quality growth businesses.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio significantly underperformed the benchmark in 2022. This was not a surprise given the difficult environment for growth stocks, generally. At the regional level, all areas underperformed. Europe ex-U.K. (a significant overweight position) was the worst relative performer, followed by Developed Asia. In terms of sectors, overweight positions in Industrials and Consumer Discretionary were the largest detractors versus the benchmark, as they were impacted by supply-chain issues and rising energy prices which curtailed consumer demand. It is also worth noting that a lack of exposure to both Energy and Financials (particularly banks) was detrimental to performance. However, on a longer-term view, we are happy with these underweight positions.

At the stock level, the leading detractors were Irish construction materials manufacturer, Kingspan, which suffered as a result of rising interest rates impacting demand for the construction sector, and South American e-commerce business, MercadoLibre, which was the victim of negative sentiment towards many high-growth technology companies. On a more positive note, it was encouraging to see strong performance from Asian insurance company AIA (Hong Kong) and mining company Rio Tinto (U.K.), which was a beneficiary of rising commodity prices.

During the course of 2022, we bought eleven new holdings for the Portfolio and sold out of twelve companies. Each decision was based on company-specific analysis, but the marked write-down in many growth companies certainly offered the opportunity to buy some companies at attractive valuations. The new purchases spanned several different countries from Canada to Japan and several European names. Specific examples include two French businesses. Kering (France) is a luxury goods conglomerate that includes businesses such as Gucci. We believe that Kering is a durable franchise that is well-placed to benefit from the ongoing demand for luxury goods. Another new purchase was cable manufacturer Nexans (France). On first inspection, the company’s financial profile does not stand out, but we were attracted by the potential for the business to be a significant beneficiary of the energy transition.

At the end of the year, the largest sector overweight positions in the Portfolio were Industrials (+12.3%), Information Technology (+8.5%), and Consumer Discretionary (+3.8%). The largest underweight positions were Energy (-6.0%), Health Care (-5.6%), and Financials (-4.1%). At the country level, the largest overweights were

BHFTII-1

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

Ireland (+5.4%), Netherlands (+3.6%), and Hong Kong (+3.5%). The largest underweights were the U.K. (-5.2%), Australia (-4.5%), and Canada (-3.8%).

Jenny Davis

Tom Walsh

Chris Davies

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	-28.60	-0.23	4.45
Class B	-28.81	-0.49	4.17
Class E	-28.74	-0.39	4.28
MSCI All Country World ex-U.S. Index	-16.00	0.88	3.80

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
AIA Group, Ltd.	3.7
MercadoLibre, Inc.	3.3
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9
Housing Development Finance Corp., Ltd.	2.6
Nestle S.A.	2.4
Rio Tinto plc	2.3
Samsung Electronics Co., Ltd.	2.2
SAP SE	2.2
Ryanair Holdings plc(ADR)	2.2
Atlas Copco AB- B Shares	2.2

Top Countries

% of Net Assets
Japan	13.8
Germany	8.5
France	7.6
China	7.3
Netherlands	6.4
Ireland	5.8
Switzerland	5.6
Hong Kong	5.1
Denmark	4.4
Sweden	4.3

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.73%	$1,000.00	$1,019.40	$3.72
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B (a)	Actual	0.98%	$1,000.00	$1,018.60	$4.99
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

Class E (a)	Actual	0.88%	$1,000.00	$1,018.50	$4.48
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Australia—0.6%
Cochlear, Ltd.	66,940	$9,294,297

Brazil—3.3%
MercadoLibre, Inc. (a)	58,393	49,414,492

Canada—3.9%
AbCellera Biologics, Inc. (a) (b)	591,519	5,992,088
Constellation Software, Inc.	12,767	19,932,738
Ritchie Bros. Auctioneers, Inc.	165,293	9,558,894
Shopify, Inc. - Class A (a)	310,599	10,780,891
Topicus.com, Inc. (a)	252,413	13,252,615

		59,517,226

China—7.3%
Alibaba Group Holding, Ltd. (a)	1,172,272	12,943,248
Futu Holdings, Ltd. (ADR) (a)	117,130	4,761,335
Meituan - Class B (a)	893,600	19,758,730
Ping An Insurance Group Co. of China, Ltd. - Class H	2,142,500	14,140,911
Prosus NV (a)	184,798	12,687,390
Tencent Holdings, Ltd.	539,700	22,938,440
Tencent Music Entertainment Group (ADR) (a)	2,045,491	16,936,665
Wuxi Biologics Cayman, Inc. (a)	777,500	5,968,919

		110,135,638

Denmark—4.4%
Ambu A/S - Class B (a) (b)	485,959	6,165,877
Chr Hansen Holding A/S	220,932	15,927,593
DSV A/S	153,981	24,422,326
Novozymes A/S - B Shares	396,690	20,144,951

		66,660,747

Finland—1.5%
Kone Oyj - Class B	425,489	22,038,796

France—7.6%
Danone S.A.	452,184	23,822,814
Dassault Systemes SE	645,998	23,299,257
Edenred	514,858	28,015,557
Kering S.A.	29,368	15,030,027
Nexans S.A.	100,686	9,140,925
Sartorius Stedim Biotech	48,510	15,804,282

		115,112,862

Germany—8.5%
BioNTech SE (ADR)	94,137	14,141,260
Deutsche Boerse AG	180,337	31,115,484
Rational AG	37,280	22,095,006
SAP SE	327,006	33,746,824
Scout24 SE	539,266	27,094,274

		128,192,848

Hong Kong—5.1%
AIA Group, Ltd.	5,069,000	55,845,193
Hong Kong Exchanges & Clearing, Ltd.	488,700	21,119,240

		76,964,433

India—3.5%
Housing Development Finance Corp., Ltd.	1,251,377	39,911,397
ICICI Lombard General Insurance Co., Ltd.	906,951	13,555,219

		53,466,616

Ireland—5.8%
CRH plc	784,992	31,174,388
Kingspan Group plc	443,329	23,870,260
Ryanair Holdings plc (ADR) (a)	448,680	33,543,317

		88,587,965

Italy—1.7%
FinecoBank Banca Fineco S.p.A.	1,516,841	25,278,976

Japan—13.8%
Denso Corp.	443,100	21,721,468
FANUC Corp.	149,400	22,296,740
Japan Exchange Group, Inc.	1,078,100	15,581,136
Keyence Corp.	40,800	15,973,391
MonotaRO Co., Ltd.	1,248,300	17,652,215
Nidec Corp.	252,900	13,170,267
Nintendo Co., Ltd.	380,000	15,912,730
Shimano, Inc. (b)	110,300	17,573,863
Shiseido Co., Ltd. (b)	501,400	24,709,307
SMC Corp.	42,300	17,902,612
Sony Group Corp.	349,200	26,628,563

		209,122,292

Netherlands—6.4%
Adyen NV (a)	13,096	18,122,458
ASML Holding NV	53,601	29,014,379
EXOR NV (a)	197,403	14,409,824
IMCD NV	229,724	32,812,777
Just Eat Takeaway (a)	114,249	2,405,687

		96,765,125

Norway—0.6%
Aker Carbon Capture ASA (a)	7,756,327	9,161,459

Panama—1.0%
Copa Holdings S.A. - Class A (a)	184,035	15,306,191

Russia—0.0%
Magnit PJSC (a) (c) (d)	124,832	0
Magnit PJSC (GDR) (a) (c) (d)	3	0
MMC Norilsk Nickel PJSC (a) (c) (d)	39,210	0
MMC Norilsk Nickel PJSC (ADR) (a) (c) (d)	7	0

		0

South Africa—1.3%
Discovery, Ltd. (a)	2,637,007	19,147,418

South Korea—3.1%
Coupang, Inc. (a)	852,884	12,545,924
Samsung Electronics Co., Ltd.	771,212	34,008,974

		46,554,898

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Spain—1.4%
Amadeus IT Group S.A. (a)	414,124	$21,356,394

Sweden—4.3%
Atlas Copco AB - B Shares	3,102,953	33,153,047
Epiroc AB - B Shares	1,549,094	24,969,454
MIPS AB	160,937	6,663,943

		64,786,444

Switzerland—5.6%
Cie Financiere Richemont S.A. - Class A	247,451	32,021,555
Kuehne & Nagel International AG	52,083	12,103,250
Nestle S.A.	309,779	35,774,977
Wizz Air Holdings plc (a)	221,452	5,072,614

		84,972,396

Taiwan—3.3%
Sea, Ltd. (ADR) (a)	117,904	6,134,545
Taiwan Semiconductor Manufacturing Co., Ltd.	3,059,000	44,583,850

		50,718,395

United Kingdom—4.3%
Experian plc	693,795	23,619,263
Oxford Nanopore Technologies plc (a)	2,290,219	6,835,067
Rio Tinto plc	488,779	34,295,771

		64,750,101

United States—0.5%
Spotify Technology S.A. (a)	103,711	8,187,983

Total Common Stocks (Cost $1,453,544,191)		1,495,493,992

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $9,998,550; collateralized by U.S. Treasury Bond at 1.375%, maturing 08/15/50, with a market value of $10,196,518.	9,996,551	9,996,551

Total Short-Term Investments (Cost $9,996,551)		9,996,551

Securities Lending Reinvestments (e)—3.0%

Repurchase Agreements—1.3%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $5,084,012; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $5,183,274.	5,081,641	5,081,641

Repurchase Agreements—(Continued)
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $3,001,433; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $5,002,361; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $5,102,408.	5,000,000	5,000,000
National Bank Financial Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $500,240; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $511,935.	500,000	500,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $1,000,840; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $1,022,378.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $700,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $715,264.	700,000	700,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $500,244; collateralized by various Common Stock with an aggregate market value of $556,424.	500,000	500,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $1,000,490; collateralized by various Common Stock with an aggregate market value of $1,112,951.	1,000,000	1,000,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $400,344; collateralized by various Common Stock with an aggregate market value of $445,277.	400,000	400,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $3,001,467; collateralized by various Common Stock with an aggregate market value of $3,328,284.	3,000,000	3,000,000

		20,181,641

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds — 1.7%
Allspring Government Money Market Fund, Select Class 4.090% (f)	7,000,000	$7,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (f)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (f)	7,000,000	7,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (f)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (f)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (f)	7,000,000	7,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $45,181,641)		45,181,641

Total Investments—102.5% (Cost $1,508,722,383)		1,550,672,184
Other assets and liabilities (net)—(2.5)%		(37,106,187)

Net Assets—100.0%		$1,513,565,997

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $47,720,363 and the collateral received consisted of cash in the amount of $45,181,641 and non-cash collateral with a value of $4,429,486. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Ten Largest Industries as of December 31, 2022 (Unaudited)	% of Net Assets
Machinery	9.4
Internet & Direct Marketing Retail	7.2
Insurance	6.8
Software	6.0
IT Services	5.2
Semiconductors & Semiconductor Equipment	4.9
Capital Markets	4.8
Food Products	3.9
Airlines	3.6
Trading Companies & Distributors	3.3

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$9,294,297	$—	$9,294,297
Brazil	49,414,492	—	—	49,414,492
Canada	59,517,226	—	—	59,517,226
China	21,698,000	88,437,638	—	110,135,638
Denmark	—	66,660,747	—	66,660,747
Finland	—	22,038,796	—	22,038,796
France	—	115,112,862	—	115,112,862
Germany	14,141,260	114,051,588	—	128,192,848
Hong Kong	—	76,964,433	—	76,964,433
India	—	53,466,616	—	53,466,616
Ireland	33,543,317	55,044,648	—	88,587,965
Italy	—	25,278,976	—	25,278,976
Japan	—	209,122,292	—	209,122,292
Netherlands	—	96,765,125	—	96,765,125
Norway	—	9,161,459	—	9,161,459
Panama	15,306,191	—	—	15,306,191
Russia	—	—	0	0
South Africa	—	19,147,418	—	19,147,418
South Korea	12,545,924	34,008,974	—	46,554,898
Spain	—	21,356,394	—	21,356,394
Sweden	—	64,786,444	—	64,786,444
Switzerland	—	84,972,396	—	84,972,396
Taiwan	6,134,545	44,583,850	—	50,718,395
United Kingdom	—	64,750,101	—	64,750,101
United States	8,187,983	—	—	8,187,983
Total Common Stocks	220,488,938	1,275,005,054	0	1,495,493,992
Total Short-Term Investment*	—	9,996,551	—	9,996,551
Securities Lending Reinvestments
Repurchase Agreements	—	20,181,641	—	20,181,641
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	20,181,641	—	45,181,641
Total Investments	$245,488,938	$1,305,183,246	$0	$1,550,672,184

Collateral for Securities Loaned (Liability)	$—	$(45,181,641)	$—	$(45,181,641)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

During the year ended December 31, 2022, transfers into Level 3 in the amount of $21,833,902 were due to trading halts on the securities’ respective exchange which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,550,672,184
Cash denominated in foreign currencies (c)	23
Receivable for:
Investments sold	9,288,991
Fund shares sold	21,493
Dividends and interest	2,645,924
Prepaid expenses	5,638

Total Assets	1,562,634,253
Liabilities
Collateral for securities loaned	45,181,641
Payables for:
Investments purchased	154,962
Fund shares redeemed	1,438,593
Foreign taxes	838,753
Accrued Expenses:
Management fees	904,696
Distribution and service fees	54,843
Deferred trustees’ fees	176,114
Other expenses	318,654

Total Liabilities	49,068,256

Net Assets	$1,513,565,997

Net Assets Consist of:
Paid in surplus	$1,468,628,146
Distributable earnings (Accumulated losses) (d)	44,937,851

Net Assets	$1,513,565,997

Net Assets
Class A	$1,259,701,519
Class B	241,690,090
Class E	12,174,388
Capital Shares Outstanding*
Class A	140,975,435
Class B	27,655,697
Class E	1,381,935
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.94
Class B	8.74
Class E	8.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,508,722,383.
(b)	Includes securities loaned at value of $47,720,363.
(c)	Identified cost of cash denominated in foreign currencies was $23.
(d)	Includes foreign capital gains tax of $838,753.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$24,064,442
Non-cash dividend	1,843,220
Interest	95,733
Securities lending income	234,630

Total investment income	26,238,025
Expenses
Management fees	12,603,982
Administration fees	71,195
Custodian and accounting fees	422,459
Distribution and service fees—Class B	647,378
Distribution and service fees—Class E	19,958
Audit and tax services	52,592
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	67,666
Insurance	14,256
Miscellaneous	99,837

Total expenses	14,053,978
Less management fee waiver	(1,865,796)

Net expenses	12,188,182

Net Investment Income	14,049,843

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(6,385,520)
Foreign currency transactions	(773,521)

Net realized gain (loss)	(7,159,041)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(566,825,508)
Foreign currency transactions	(27,030)

Net change in unrealized appreciation (depreciation)	(566,852,538)

Net realized and unrealized gain (loss)	(574,011,579)

Net Increase (Decrease) in Net Assets From Operations	$(559,961,736)

(a)	Net of foreign withholding taxes of $2,858,534.
(b)	Net of foreign capital gains tax of $22,320.
(c)	Includes change in foreign capital gains tax of $82,322.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$14,049,843	$18,118,814
Net realized gain (loss)	(7,159,041)	143,402,806
Net change in unrealized appreciation (depreciation)	(566,852,538)	(174,357,602)

Increase (decrease) in net assets from operations	(559,961,736)	(12,835,982)

From Distributions to Shareholders
Class A	(134,239,803)	(176,369,559)
Class B	(26,054,352)	(36,828,338)
Class E	(1,305,016)	(2,048,164)

Total distributions	(161,599,171)	(215,246,061)

Increase (decrease) in net assets from capital share transactions	284,393,897	124,091,123

Total increase (decrease) in net assets	(437,167,010)	(103,990,920)

Net Assets
Beginning of period	1,950,733,007	2,054,723,927

End of period	$1,513,565,997	$1,950,733,007

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	17,224,110	$168,503,659	3,247,105	$51,387,750
Reinvestments	15,202,696	134,239,803	11,789,409	176,369,559
Redemptions	(5,820,248)	(54,499,542)	(7,216,606)	(116,681,613)

Net increase (decrease)	26,606,558	$248,243,920	7,819,908	$111,075,696

Class B
Sales	3,446,318	$34,824,334	2,394,968	$35,965,946
Reinvestments	3,015,550	26,054,352	2,510,452	36,828,338
Redemptions	(2,622,705)	(25,523,509)	(3,886,855)	(59,760,403)

Net increase (decrease)	3,839,163	$35,355,177	1,018,565	$13,033,881

Class E
Sales	140,004	$1,326,914	104,251	$1,515,164
Reinvestments	149,830	1,305,016	138,671	2,048,164
Redemptions	(188,517)	(1,837,130)	(236,565)	(3,581,782)

Net increase (decrease)	101,317	$794,800	6,357	$(18,454)

Increase (decrease) derived from capital shares transactions		$284,393,897		$124,091,123

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.04	$15.78	$13.58	$11.02	$13.43

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.14	0.09	0.25	0.16
Net realized and unrealized gain (loss)	(4.12)	(0.16)	3.18	3.24	(2.42)

Total income (loss) from investment operations	(4.03)	(0.02)	3.27	3.49	(2.26)

Less Distributions
Distributions from net investment income	(0.12)	(0.15)	(0.27)	(0.17)	(0.15)
Distributions from net realized capital gains	(0.95)	(1.57)	(0.80)	(0.76)	0.00

Total distributions	(1.07)	(1.72)	(1.07)	(0.93)	(0.15)

Net Asset Value, End of Period	$8.94	$14.04	$15.78	$13.58	$11.02

Total Return (%) (b)	(28.60)	(0.76)	26.58	32.82	(17.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.84	0.85
Net ratio of expenses to average net assets (%) (c)	0.73	0.71	0.72	0.72	0.72
Ratio of net investment income (loss) to average net assets (%)	0.93	0.93	0.67	2.02	1.28
Portfolio turnover rate (%)	18	14	20	12	23
Net assets, end of period (in millions)	$1,259.7	$1,605.6	$1,681.6	$1,598.2	$1,407.8

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.75	$15.49	$13.35	$10.85	$13.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.10	0.05	0.22	0.14
Net realized and unrealized gain (loss)	(4.04)	(0.15)	3.13	3.18	(2.39)

Total income (loss) from investment operations	(3.97)	(0.05)	3.18	3.40	(2.25)

Less Distributions
Distributions from net investment income	(0.09)	(0.12)	(0.24)	(0.14)	(0.12)
Distributions from net realized capital gains	(0.95)	(1.57)	(0.80)	(0.76)	0.00

Total distributions	(1.04)	(1.69)	(1.04)	(0.90)	(0.12)

Net Asset Value, End of Period	$8.74	$13.75	$15.49	$13.35	$10.85

Total Return (%) (b)	(28.81)	(0.99)	26.26	32.41	(17.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.09	1.09	1.09	1.10
Net ratio of expenses to average net assets (%) (c)	0.98	0.96	0.97	0.97	0.97
Ratio of net investment income (loss) to average net assets (%)	0.69	0.69	0.41	1.76	1.09
Portfolio turnover rate (%)	18	14	20	12	23
Net assets, end of period (in millions)	$241.7	$327.4	$353.2	$315.3	$277.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.85	$15.59	$13.43	$10.91	$13.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08	0.12	0.07	0.23	0.15
Net realized and unrealized gain (loss)	(4.07)	(0.16)	3.14	3.20	(2.40)

Total income (loss) from investment operations	(3.99)	(0.04)	3.21	3.43	(2.25)

Less Distributions
Distributions from net investment income	(0.10)	(0.13)	(0.25)	(0.15)	(0.13)
Distributions from net realized capital gains	(0.95)	(1.57)	(0.80)	(0.76)	0.00

Total distributions	(1.05)	(1.70)	(1.05)	(0.91)	(0.13)

Net Asset Value, End of Period	$8.81	$13.85	$15.59	$13.43	$10.91

Total Return (%) (b)	(28.74)	(0.91)	26.37	32.56	(17.09)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	0.99	0.99	0.99	1.00
Net ratio of expenses to average net assets (%) (c)	0.88	0.86	0.87	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	0.79	0.79	0.50	1.87	1.19
Portfolio turnover rate (%)	18	14	20	12	23
Net assets, end of period (in millions)	$12.2	$17.7	$19.9	$18.2	$16.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

proceedings within these countries. During the year ended December 31, 2022, the Portfolio received EU tax reclaim payments in the amount of $408,959 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $9,996,551. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,181,641. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non- standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, ” and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. The Order contained a limited exception for transactions made solely for the purpose of divestment through June 3, 2022 for securities designated in connection with the Order, and 365 days after designation for other companies. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$423,643,151	$0	$278,792,751

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average daily net assets
$12,603,982	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,519,629,292

Gross unrealized appreciation	264,335,388
Gross unrealized (depreciation)	(233,292,496)

Net unrealized appreciation (depreciation)	$31,042,892

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$26,355,135	$31,985,924	$135,244,036	$183,260,137	$161,599,171	$215,246,061

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$18,255,080	$—	$30,185,174	$(3,326,288)	$45,113,966

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $3,326,288.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-19

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Baillie Gifford International Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Stock Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Baillie Gifford International Stock Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-23

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-24

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Baillie Gifford International Stock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the MSCI All Country World ex-U.S. Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-25

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the BlackRock Bond Income Portfolio returned -14.15%, -14.36%, and -14.27%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -13.01%.

MARKET ENVIRONMENT / CONDITIONS

At the beginning of 2022, investors focused on the tensions between Russia and Ukraine and on the U.S. Federal Reserve’s (the “Fed”) liftoff. The past year was one defined by central banks moving interest rates higher as inflation ran at its highest level in decades. As the Fed and other central banks raised rates, interest rates across the curve moved materially higher, curves inverted, and risks assets performed poorly. The market did, however, price inflation expectations higher over the period given the elevated levels of realized inflation. Following the extensive rate hikes of the Fed, inflationary pressures were thought to have peaked. This is also due to healing supply chains. Macroeconomic volatility and uncertainty during the year was only reinforced by major global events contributing to the turbulence in the markets in 2022. Energy prices underwent shocks across the globe, and particularly in Europe, driven by the war in Ukraine leading to soaring prices. To dampen the burden of these high energy costs, the European Union energy ministers settled on a gas price cap of €180 per megawatt hour. For the U.K., the Bank of England followed the European Central Bank and raised rates onset by the U.K. Gilt crisis seen earlier this fall. Meanwhile, the Bank of Japan shocked markets during their announcement to increase the range of the Japanese 10-year note, which may drive global long-term bond yields into the new year as loosening in their yield curve control led to a selloff.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the benchmark for the period. The largest detractors to performance included our securitized asset allocation and selection, our allocation to high yield credit, as well as our emerging market debt selection, as risk assets remained volatile throughout the year. The main contributors to performance over the year were the Portfolio’s duration and yield curve positioning as we generally held an underweight duration position, which contributed as rates moved higher. The Portfolio’s U.S. Investment Grade (“IG”) credit positioning also contributed to performance. The Portfolio held these allocations through the year as we favored owning high-quality exposures on spread. Non-U.S. interest rate positioning and Treasury Inflation Protracted Security (“TIPS”) allocation also contributed to performance.

The Portfolio began the period with a defensive stance due to the volatile macro regime. From a duration perspective, the Portfolio was generally underweight over the year as we recognized duration would not serve as an effective hedge versus risk assets. As we entered the back half of 2022, we moved to a more modest underweight in duration with a preference for the front- and back-end of the yield curve given attractive levels from a risk/reward perspective. We expect to see elevated rate volatility start to moderate over the medium-term as inflation comes down and we get more clarity on the Fed’s policy path. We hold a short position to Japanese long term government bonds, as we remain cautious of potential hawkish policy shift. The Portfolio ended the year with an effective duration of 6.21 years, 0.11 years underweight relative to the benchmark index.

The Portfolio increased risk in high quality fixed income as the opportunity set repriced. We held the agency mortgage position as valuations continued to be attractive from a spread perspective. The Portfolio also held an overweight to IG credit and strategically tilted further into front-end assets as yields remained attractive. We also tactically added to TIPS earlier in the year, due to attractive valuations and hedging benefits, and as the market underappreciated the potential of higher inflation. In addition, the Portfolio continues to hold a core allocation to structured products, namely high-quality assets with strong levels of protection. The team also modestly trimmed the allocations to high yield credit and emerging market debt as we remain cautious in these sectors.

The Portfolio held derivatives during the period as a part of our investment strategy. Derivatives are used as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

exchange positions in the Portfolio. During the period, derivatives held in the Portfolio performed as expected and did not have significant impact on performance.

Rick Rieder

Bob Miller^

Chi Chen^

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Bob Miller announced his plans to retire from BlackRock in March 2023. Chi Chen was added to the portfolio management team upon the announcement in December 2022.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	-14.15	0.32	1.55
Class B	-14.36	0.06	1.29
Class E	-14.27	0.16	1.39
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	45.8
Corporate Bonds & Notes	26.2
Asset-Backed Securities	11.6
Mortgage-Backed Securities	6.2
Floating Rate Loans	1.5
Foreign Government	0.9
Municipals	0.7
Common Stocks	0.3
Purchased Options	0.3
Preferred Stocks	0.1

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.38%	$1,000.00	$970.50	$1.89
	Hypothetical*	0.38%	$1,000.00	$1,023.29	$1.94

Class B (a)	Actual	0.63%	$1,000.00	$969.20	$3.13
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class E (a)	Actual	0.53%	$1,000.00	$969.70	$2.63
	Hypothetical*	0.53%	$1,000.00	$1,022.53	$2.70

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—45.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—29.2%
Fannie Mae 15 Yr. Pool
2.000%, 10/01/31	91,637	$83,352
2.000%, 11/01/31	1,170,151	1,063,829
2.000%, 12/01/31	126,807	115,332
2.000%, 03/01/32	835,746	760,172
2.000%, 03/01/37	1,053,617	939,755
2.500%, 09/01/27	80,804	77,078
2.500%, 02/01/28	10,501	9,992
2.500%, 04/01/28	27,887	26,484
2.500%, 08/01/28	82,490	78,108
2.500%, 01/01/30	448,747	418,564
2.500%, 02/01/30	48,301	45,548
2.500%, 03/01/30	86,581	81,187
2.500%, 07/01/30	304,356	285,367
2.500%, 08/01/30	985,970	925,362
2.500%, 09/01/30	593,897	556,840
2.500%, 11/01/30	1,115,315	1,045,722
2.500%, 03/01/31	51,656	49,196
2.500%, 06/01/31	340,232	318,145
2.500%, 07/01/31	191,739	179,300
2.500%, 08/01/31	26,088	24,343
2.500%, 10/01/31	1,638,467	1,532,109
2.500%, 11/01/31	1,032,255	965,249
2.500%, 02/01/32	48,618	45,461
2.500%, 03/01/32	183,427	171,510
2.500%, 08/01/32	1,143,293	1,068,972
2.500%, 02/01/33	1,986,872	1,862,918
3.000%, 04/01/28	59,272	56,889
3.000%, 05/01/28	70,708	67,821
3.000%, 10/01/28	145,055	139,026
3.000%, 11/01/28	1,018,484	977,246
3.000%, 12/01/28	246,764	236,857
3.000%, 01/01/29	118,327	113,188
3.000%, 04/01/29	510,908	491,284
3.000%, 05/01/29	714,096	686,657
3.000%, 08/01/29	625,457	600,755
3.000%, 10/01/29	191,074	183,736
3.000%, 03/01/30	402,706	387,223
3.000%, 04/01/30	329,096	314,828
3.000%, 05/01/30	545,097	522,422
3.000%, 07/01/30	399,523	382,054
3.000%, 08/01/30	1,725,746	1,650,735
3.000%, 09/01/30	468,848	448,528
3.000%, 08/01/31	1,694,499	1,616,694
3.000%, 09/01/31	210,150	201,027
3.000%, 03/01/32	364,420	348,572
3.500%, 08/01/28	133,172	130,620
3.500%, 10/01/28	1,078,793	1,058,655
3.500%, 11/01/28	1,086,025	1,048,651
3.500%, 02/01/29	1,267,992	1,227,920
3.500%, 04/01/29	259,938	250,674
3.500%, 05/01/29	965,732	946,923
3.500%, 07/01/29	339,409	333,100
3.500%, 09/01/29	74,786	71,990
3.500%, 08/01/30	279,925	273,365
3.500%, 11/01/32	110,229	106,552

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
3.500%, 01/01/33	68,762	66,463
4.000%, 10/01/33	2,597,671	2,544,841
4.500%, 02/01/25	36,853	36,765
4.500%, 04/01/25	10,102	10,083
4.500%, 07/01/25	19,200	19,123
4.500%, 06/01/26	227,100	226,365
Fannie Mae 20 Yr. Pool
1.500%, 11/01/41	20,058,329	16,409,114
1.500%, 12/01/41	10,246,155	8,382,045
2.000%, 12/01/41	1,459,361	1,230,156
2.000%, 02/01/42	745,135	628,094
2.000%, 03/01/42	7,181,309	6,053,283
2.000%, 04/01/42	1,108,674	934,541
3.000%, 10/01/36	47,715	44,266
3.000%, 11/01/36	544,166	504,811
3.000%, 12/01/36	876,174	812,805
Fannie Mae 30 Yr. Pool
1.500%, 10/01/50	2,438,834	1,884,264
1.500%, 11/01/50	2,115,158	1,634,181
1.500%, 03/01/51	2,825,883	2,181,955
2.000%, 09/01/50	1,679,718	1,374,235
2.000%, 10/01/50	2,140,924	1,755,131
2.000%, 11/01/50	407,589	333,067
2.000%, 12/01/50	2,273,832	1,869,368
2.000%, 02/01/51	1,733,240	1,415,782
2.000%, 03/01/51	1,747,662	1,437,155
2.000%, 04/01/51	3,376,844	2,780,302
2.000%, 08/01/51	12,781,750	10,438,716
2.000%, 11/01/51	22,026,275	17,996,446
2.000%, 12/01/51	9,550,281	7,826,012
2.000%, 01/01/52	7,788,113	6,415,212
2.000%, 02/01/52	22,954,332	18,768,588
2.000%, 03/01/52	4,957,392	4,067,414
2.500%, 07/01/50	9,480,748	8,155,868
2.500%, 08/01/50	6,892,416	5,926,796
2.500%, 11/01/50	2,399,616	2,078,765
2.500%, 01/01/51	466,675	400,822
2.500%, 09/01/51	5,821,596	4,967,229
2.500%, 11/01/51	1,161,560	1,000,758
2.500%, 01/01/52	30,989,429	26,505,603
2.500%, 02/01/52	6,477,474	5,545,317
3.000%, 03/01/43	4,461,815	4,059,308
3.000%, 04/01/43	2,606,878	2,371,686
3.000%, 05/01/43	1,401,659	1,274,485
3.000%, 06/01/43	46,091	41,937
3.000%, 06/01/46	26,956	24,186
3.000%, 08/01/46	37,032	33,201
3.000%, 11/01/46	1,524,108	1,364,162
3.000%, 02/01/47	375,224	335,853
3.000%, 03/01/47	1,570,142	1,403,444
3.000%, 03/01/50	549,292	490,317
3.000%, 08/01/50	2,150,226	1,908,674
3.000%, 11/01/51	2,632,807	2,325,943
3.000%, 12/01/51	1,178,866	1,044,307
3.000%, 04/01/52	379,728	336,936

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 05/01/52	602,227	$531,350
3.500%, 01/01/42	230,064	215,356
3.500%, 04/01/42	156,073	146,099
3.500%, 05/01/42	19,497	18,238
3.500%, 06/01/42	40,002	37,445
3.500%, 07/01/42	48,631	45,516
3.500%, 02/01/45	1,579,189	1,478,145
3.500%, 05/01/47	730,291	677,936
3.500%, 11/01/47	497,650	460,614
3.500%, 12/01/47	499,309	461,810
3.500%, 01/01/48	1,492,484	1,385,930
3.500%, 02/01/48	229,523	212,689
3.500%, 03/01/48	1,296,093	1,200,892
3.500%, 04/01/48	880,209	822,640
3.500%, 06/01/49	8,498,609	7,880,521
3.500%, 01/01/51	20,259,028	18,641,892
4.000%, 08/01/33	356,401	342,324
4.000%, 01/01/42	454,396	436,366
4.000%, 02/01/42	754,208	720,927
4.000%, 05/01/42	164,632	158,103
4.000%, 11/01/46	160,817	153,704
4.000%, 06/01/47	508,042	487,153
4.000%, 08/01/47	336,306	321,241
4.000%, 09/01/47	28,769	27,463
4.000%, 10/01/47	227,940	217,553
4.000%, 01/01/48	226,244	215,828
4.000%, 04/01/48	51,909	49,626
4.000%, 05/01/48	58,429	55,794
4.000%, 06/01/48	42,654	40,757
4.000%, 07/01/48	42,923	40,836
4.000%, 08/01/48	641,852	615,318
4.000%, 09/01/48	282,843	269,493
4.000%, 10/01/48	124,999	119,186
4.000%, 09/01/49	1,137,345	1,084,463
4.000%, 03/01/50	524,585	495,386
4.000%, 04/01/50	270,112	255,759
4.000%, 05/01/50	470,119	448,083
4.000%, 06/01/50	638,895	604,176
4.000%, 11/01/50	52,121	49,307
4.000%, 01/01/51	3,479,941	3,320,570
4.000%, 03/01/51	2,738,208	2,597,009
4.000%, 05/01/51	6,092,373	5,809,246
4.000%, 10/01/51	6,334,243	5,995,422
4.000%, 04/01/52	591,398	560,246
4.500%, 08/01/39	382,566	377,868
4.500%, 11/01/39	324,806	321,990
4.500%, 01/01/40	15,443	15,309
4.500%, 04/01/40	31,208	30,918
4.500%, 05/01/40	70,656	70,043
4.500%, 06/01/40	67,493	66,908
4.500%, 07/01/40	144,239	142,989
4.500%, 11/01/40	285,652	283,175
4.500%, 07/01/41	64,162	63,606
4.500%, 09/01/41	286,337	283,852
4.500%, 10/01/41	76,551	75,887

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 01/01/42	60,267	59,745
4.500%, 08/01/42	365,681	362,511
4.500%, 09/01/43	325,969	320,217
4.500%, 10/01/43	578,522	568,316
4.500%, 11/01/43	1,471,290	1,449,241
4.500%, 12/01/43	630,295	619,178
4.500%, 01/01/44	525,354	516,189
4.500%, 06/01/44	2,023,364	1,987,669
4.500%, 07/01/45	602,923	593,405
4.500%, 09/01/45	294,531	290,774
4.500%, 11/01/45	1,015,169	998,110
4.500%, 12/01/45	405,265	398,117
4.500%, 07/01/46	1,947,449	1,925,978
4.500%, 09/01/46	339,962	336,213
4.500%, 09/01/47	33,601	32,871
4.500%, 10/01/47	245,666	240,920
4.500%, 11/01/47	1,211,802	1,188,849
4.500%, 12/01/47	41,936	41,140
4.500%, 01/01/48	1,183,327	1,161,469
4.500%, 02/01/48	68,852	67,580
4.500%, 03/01/48	100,349	98,342
4.500%, 04/01/48	648,533	642,605
4.500%, 05/01/48	5,538,707	5,462,901
4.500%, 07/01/48	113,760	111,817
4.500%, 08/01/48	1,192,352	1,176,866
4.500%, 11/01/48	740,143	725,252
4.500%, 02/01/49	6,358,261	6,330,126
4.500%, 05/01/49	5,774,551	5,749,000
4.500%, 07/01/52	528,577	508,826
5.000%, 11/01/32	1,987	1,995
5.000%, 09/01/35	83,571	84,930
5.000%, 06/01/39	3,519,332	3,578,749
5.000%, 04/01/41	5,162	5,123
5.000%, 07/01/41	104,789	106,113
5.000%, 08/01/41	116,709	118,183
5.000%, 01/01/42	45,475	45,340
5.500%, 11/01/32	380,911	390,997
5.500%, 12/01/32	67,105	68,895
5.500%, 01/01/33	233,320	239,185
5.500%, 12/01/33	90,495	93,048
5.500%, 05/01/34	754,435	777,797
5.500%, 08/01/37	784,497	809,292
5.500%, 02/01/38	142,176	146,947
5.500%, 03/01/38	74,062	76,802
5.500%, 06/01/38	44,323	44,442
5.500%, 12/01/38	79,024	79,287
5.500%, 01/01/39	133,342	138,268
5.500%, 08/01/39	95,594	96,930
5.500%, 12/01/39	181,290	187,780
5.500%, 04/01/40	17,698	18,171
5.500%, 04/01/41	102,191	103,476
6.000%, 02/01/34	90,120	93,040
6.000%, 08/01/34	65,821	68,086
6.000%, 04/01/35	1,050,139	1,085,989
6.000%, 06/01/36	144,641	150,088

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 02/01/38	175,481	$182,047
6.000%, 03/01/38	74,411	77,685
6.000%, 05/01/38	211,029	219,971
6.000%, 10/01/38	243,486	253,474
6.000%, 12/01/38	89,723	93,598
6.000%, 04/01/40	805,966	840,118
6.000%, 09/01/40	84,549	87,445
6.000%, 06/01/41	197,216	205,892
6.500%, 05/01/40	1,161,992	1,219,415
Fannie Mae Pool
4.000%, 01/01/41	98,711	94,344
Fannie Mae REMICS (CMO)
5.000%, 04/25/35	4,000	3,966
Freddie Mac 15 Yr. Gold Pool
2.500%, 04/01/27	22,230	21,330
2.500%, 10/01/28	130,209	123,649
2.500%, 08/01/29	305,494	285,329
2.500%, 12/01/29	127,224	118,874
2.500%, 05/01/30	382,801	359,367
2.500%, 07/01/30	244,846	229,631
2.500%, 08/01/30	906,636	851,119
2.500%, 09/01/30	997,113	935,998
2.500%, 04/01/31	769,906	722,658
3.000%, 01/01/30	266,902	256,212
3.000%, 04/01/30	1,569,731	1,506,627
3.000%, 05/01/30	269,961	258,570
3.000%, 06/01/30	9,731	9,320
3.000%, 07/01/30	572,470	547,388
3.000%, 08/01/30	174,781	167,145
Freddie Mac 15 Yr. Pool
2.000%, 02/01/36	1,230,002	1,097,175
Freddie Mac 20 Yr. Pool
2.000%, 02/01/42	454,875	383,428
2.000%, 03/01/42	1,632,274	1,375,885
2.000%, 04/01/42	473,223	398,890
3.000%, 09/01/37	59,709	55,387
3.000%, 06/01/38	1,230,206	1,141,281
3.500%, 01/01/34	557,143	534,002
3.500%, 05/01/35	2,095,631	2,029,324
Freddie Mac 30 Yr. Gold Pool
3.000%, 01/01/43	813,933	741,447
3.000%, 03/01/43	1,354,402	1,233,773
3.000%, 12/01/46	858,625	769,465
3.500%, 04/01/42	964,579	903,941
3.500%, 05/01/42	29,866	27,988
3.500%, 08/01/42	810,152	759,527
3.500%, 10/01/42	40,722	37,956
3.500%, 06/01/43	142,865	133,611
3.500%, 01/01/44	277,890	260,496
3.500%, 05/01/44	54,035	50,669
3.500%, 06/01/44	123,904	116,114
3.500%, 07/01/44	49,930	46,820
3.500%, 09/01/44	101,073	94,777
3.500%, 09/01/45	83,833	78,611
3.500%, 03/01/47	773,354	724,215

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 10/01/47	679,270	638,206
3.500%, 12/01/47	823,236	773,468
3.500%, 01/01/48	279,643	261,981
4.000%, 08/01/40	94,934	91,270
4.000%, 09/01/40	122,744	118,029
4.000%, 10/01/40	68,212	65,628
4.000%, 11/01/40	220,698	212,743
4.000%, 04/01/41	5,853	5,627
4.000%, 10/01/41	190,877	184,129
4.000%, 09/01/43	197,396	191,333
4.000%, 04/01/44	490,067	472,741
4.000%, 07/01/44	77,310	74,328
4.000%, 02/01/45	110,923	107,902
4.000%, 09/01/45	588,149	574,706
4.000%, 12/01/45	3,634,376	3,487,232
4.500%, 02/01/39	422,807	418,966
4.500%, 08/01/39	299,634	295,588
4.500%, 12/01/39	90,981	90,294
4.500%, 07/01/40	31,158	30,923
4.500%, 05/01/41	445,235	441,284
4.500%, 05/01/42	498,473	494,711
4.500%, 10/01/43	152,943	149,433
4.500%, 12/01/43	561,821	557,686
4.500%, 04/01/47	1,015,363	1,005,338
4.500%, 05/01/47	367,558	361,711
4.500%, 07/01/47	806,155	793,088
4.500%, 02/01/49	1,028,529	1,012,134
4.500%, 04/01/49	582,806	571,985
5.000%, 10/01/41	242,032	245,366
5.000%, 11/01/41	1,709,815	1,733,369
5.500%, 02/01/35	63,528	65,611
5.500%, 09/01/39	67,359	69,156
5.500%, 01/01/40	78,749	79,152
5.500%, 06/01/41	885,252	918,947
Freddie Mac 30 Yr. Pool
1.500%, 08/01/50	929,907	718,441
1.500%, 10/01/50	2,328,936	1,799,302
2.000%, 08/01/50	349,114	286,746
2.000%, 11/01/50	652,704	538,994
2.000%, 02/01/51	16,387,807	13,396,679
2.000%, 03/01/51	3,741,945	3,056,547
2.000%, 04/01/51	1,951,637	1,610,859
2.000%, 05/01/51	1,167,569	961,523
2.000%, 07/01/51	4,496,995	3,728,439
2.000%, 09/01/51	1,559,381	1,279,186
2.000%, 10/01/51	4,631,134	3,774,682
2.000%, 12/01/51	5,646,098	4,626,064
2.000%, 01/01/52	15,947,204	13,136,817
2.000%, 02/01/52	1,814,394	1,488,880
2.500%, 07/01/50	464,416	398,119
2.500%, 02/01/51	3,870,499	3,352,639
2.500%, 05/01/51	13,242,292	11,387,047
2.500%, 11/01/51	11,753,791	10,101,626
2.500%, 12/01/51	5,909,037	5,053,323
2.500%, 01/01/52	31,928,579	27,256,680

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Pool
2.500%, 04/01/52	9,709,331	$8,304,059
3.000%, 06/01/44	7,256,871	6,603,459
3.000%, 02/01/47	600,013	538,064
3.000%, 08/01/50	4,981,407	4,446,385
3.000%, 09/01/50	2,298,023	2,075,434
3.000%, 07/01/51	456,787	406,795
3.000%, 10/01/51	643,620	569,044
3.000%, 02/01/52	336,839	300,615
3.000%, 03/01/52	9,612,116	8,536,333
3.000%, 08/01/52	17,189,156	15,198,037
3.500%, 09/01/44	16,904	15,834
3.500%, 03/01/46	2,709,605	2,536,105
3.500%, 09/01/46	628,569	580,011
3.500%, 01/01/48	3,742,961	3,486,990
3.500%, 06/01/48	1,066,967	990,454
3.500%, 08/01/50	337,988	311,164
4.000%, 01/01/45	5,504,493	5,286,371
4.000%, 07/01/47	1,290,351	1,235,967
4.000%, 04/01/48	2,792,730	2,716,912
4.000%, 06/01/48	1,219,800	1,168,398
4.000%, 05/01/49	122,997	117,279
4.000%, 03/01/50	1,692,199	1,616,418
4.000%, 06/01/50	1,398,561	1,328,339
4.500%, 07/01/52	1,610,011	1,551,719
4.500%, 08/01/52	496,092	477,477
Freddie Mac Gold Pool 3.000%, 09/01/27	147,495	139,884
3.000%, 07/01/28	82,429	78,220
Freddie Mac Multifamily Structured Pass-Through Certificates 0.805%, 05/25/29 (a) (b)	6,256,726	237,819
Freddie Mac STACR REMIC Trust (CMO) 6.578%, SOFR30A + 2.650%, 01/25/51 (144A) (a)	1,040,000	935,128
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 7.328%, SOFR30A + 3.400%, 08/25/33 (144A) (a)	753,701	696,103
8.839%, 1M LIBOR + 4.450%, 03/25/30 (a)	682,210	717,898
FREMF Mortgage Trust 0.100%, 01/25/29 (144A) (b)	25,269,481	111,653
4.231%, 08/25/50 (144A) (a)	304,000	278,381
Ginnie Mae I 30 Yr. Pool
3.000%, 02/15/45	471,525	433,030
3.500%, 01/15/42	136,325	128,206
3.500%, 02/15/42	78,287	73,624
3.500%, 04/15/42	167,929	157,930
3.500%, 05/15/42	202,184	190,148
3.500%, 08/15/42	212,346	199,701
3.500%, 11/15/42	72,284	67,492
3.500%, 12/15/42	551,724	518,869
3.500%, 01/15/43	158,325	148,897
3.500%, 02/15/43	325,086	305,764
3.500%, 03/15/43	234,774	220,819
3.500%, 04/15/43	788,190	741,312
3.500%, 05/15/43	1,119,835	1,053,293
3.500%, 06/15/43	332,013	312,240
3.500%, 07/15/43	937,032	881,422
4.000%, 03/15/41	267,722	259,164

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.000%, 12/15/41	22,561	21,907
4.500%, 02/15/42	3,125,345	3,105,640
4.500%, 03/15/47	70,392	69,650
4.500%, 04/15/47	159,748	158,120
4.500%, 05/15/47	57,760	57,352
5.000%, 12/15/38	106,946	109,455
5.000%, 07/15/39	178,540	182,763
5.000%, 10/15/39	127,574	130,144
5.000%, 09/15/40	7,789	7,929
5.000%, 12/15/40	350,437	358,649
5.500%, 04/15/33	10,950	11,467
6.500%, 04/15/33	32,952	34,660
Ginnie Mae II 30 Yr. Pool
2.000%, TBA (c)	20,625,200	17,280,520
2.000%, 08/20/50	7,464,370	6,306,534
2.000%, 11/20/50	5,055,486	4,266,029
2.000%, 01/20/51	11,180,622	9,427,502
2.000%, 02/20/51	836,134	700,855
2.500%, TBA (c)	10,160,300	8,802,458
2.500%, 04/20/51	6,544,860	5,700,211
2.500%, 10/20/51	7,684,560	6,668,417
2.500%, 12/20/51	14,572,848	12,640,683
2.500%, 05/20/52	3,979,767	3,447,883
2.500%, 07/20/52	2,885,315	2,501,930
3.000%, TBA (c)	9,143,470	8,139,350
3.000%, 12/20/44	40,818	37,317
3.000%, 09/20/47	828,339	745,997
3.000%, 03/20/49	21,444	19,306
3.000%, 05/20/50	326,610	293,289
3.000%, 01/20/51	23,286,809	20,824,156
3.500%, TBA (c)	15,061,496	13,835,719
3.500%, 04/20/43	756,664	712,901
3.500%, 05/20/43	413,462	390,004
3.500%, 07/20/43	31,997	30,147
3.500%, 02/20/44	817,093	767,573
3.500%, 03/20/45	29,030	27,094
3.500%, 04/20/45	43,155	40,334
3.500%, 05/20/45	177,269	165,499
3.500%, 07/20/45	31,819	29,654
3.500%, 08/20/45	42,902	40,052
3.500%, 10/20/45	81,445	75,954
3.500%, 11/20/45	29,947	27,869
3.500%, 12/20/45	451,026	419,328
3.500%, 01/20/46	90,519	84,563
3.500%, 05/20/46	376,544	351,554
3.500%, 09/20/46	142,683	133,465
3.500%, 10/20/46	865,350	806,045
3.500%, 03/20/48	34,935	32,546
3.500%, 04/20/48	14,252	13,275
4.000%, TBA (c)	11,844,500	11,206,051
4.000%, 04/20/39	15,978	15,444
4.000%, 07/20/39	115,826	111,912
4.000%, 09/20/40	30,062	29,046
4.000%, 10/20/40	347,584	335,844
4.000%, 11/20/40	193,744	187,201

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 12/20/40	736,324	$711,446
4.000%, 01/20/41	657,806	633,071
4.000%, 02/20/41	11,711	11,315
4.000%, 07/20/43	68,355	66,031
4.000%, 08/20/44	268,621	259,368
4.000%, 10/20/46	50,272	48,089
4.000%, 05/20/47	174,536	167,564
4.000%, 06/20/47	452,423	434,351
4.000%, 11/20/47	515,258	494,697
4.000%, 12/20/47	252,330	242,262
4.000%, 05/20/50	516,041	493,998
4.500%, TBA (c)	5,568,000	5,400,473
4.500%, 12/20/39	26,680	26,628
4.500%, 01/20/40	32,523	32,459
4.500%, 02/20/40	26,688	26,636
4.500%, 05/20/40	1,676	1,673
4.500%, 09/20/48	277,641	272,626
4.500%, 03/20/49	1,067,704	1,047,906
4.500%, 04/20/49	229,869	225,101
4.500%, 05/20/49	900,891	882,215
4.500%, 04/20/50	25,838	25,335
5.000%, TBA (c)	7,087,000	7,021,298
5.000%, 10/20/33	328,663	331,242
5.000%, 10/20/39	97,820	99,456
5.000%, 07/20/42	137,296	139,632
Government National Mortgage Association 0.526%, 03/16/55 (a) (b)	1,250,309	21,658
0.599%, 09/16/55 (a) (b)	1,083,670	24,705
0.910%, 02/16/50 (a) (b)	150,184	3,640
Uniform Mortgage-Backed Securities 15 Yr. Pool 1.500%, TBA (c)	10,257,000	8,878,824
2.000%, TBA (c)	30,249,900	26,899,098
2.500%, TBA (c)	7,588,800	6,942,826
4.000%, TBA (c)	775,000	755,351
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.000%, TBA (c)	31,242,855	25,414,821
3.000%, TBA (c)	18,998,274	16,668,502
3.500%, TBA (c)	7,653,006	6,951,246
4.500%, TBA (c)	10,368,600	9,977,145
5.000%, TBA (c)	16,488,000	16,243,331

		829,586,742

U.S. Treasury—16.6%
U.S. Treasury Bonds
1.125%, 05/15/40 (d)	10,822,000	6,773,050
1.125%, 08/15/40	10,822,000	6,720,631
1.375%, 11/15/40 (d)	10,822,000	7,035,568
2.250%, 08/15/49	4,760,000	3,346,131
2.500%, 02/15/45 (d) (e)	20,100,000	15,132,316
2.750%, 11/15/47 (d) (e)	20,100,000	15,678,785
2.875%, 05/15/43	3,865,000	3,154,655
2.875%, 11/15/46	3,706,000	2,969,577
3.000%, 02/15/48 (d) (e)	23,806,000	19,512,551
3.125%, 02/15/43	3,865,000	3,297,328

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.625%, 08/15/43	3,865,000	3,553,083
3.750%, 11/15/43	3,865,000	3,622,532
4.250%, 05/15/39	1,010,000	1,040,221
4.375%, 11/15/39	1,010,000	1,053,122
4.500%, 08/15/39	1,010,000	1,070,955
U.S. Treasury Notes 0.125%, 03/31/23	10,482,000	10,374,651
0.125%, 04/30/23	10,482,000	10,337,873
0.125%, 05/31/23	10,482,000	10,294,880
0.250%, 04/15/23	27,956,000	27,630,575
0.375%, 04/30/25	41,246,000	37,643,420
0.375%, 11/30/25	12,344,000	11,041,129
0.375%, 12/31/25	12,344,000	11,031,968
0.500%, 03/15/23	27,956,000	27,743,032
0.500%, 05/31/27	15,364,000	13,172,229
0.750%, 05/31/26	12,344,000	11,008,823
1.250%, 03/31/28	5,324,000	4,627,305
1.250%, 04/30/28	5,324,000	4,619,610
1.250%, 05/31/28	5,324,000	4,609,419
1.500%, 10/31/24	41,246,000	39,078,974
1.500%, 08/15/26	10,766,000	9,813,041
1.500%, 02/15/30	5,471,000	4,662,318
1.625%, 08/15/29	2,246,000	1,949,019
1.625%, 05/15/31	1,989,000	1,672,702
1.750%, 07/31/24	14,357,000	13,732,807
1.750%, 12/31/24	41,246,000	39,151,477
2.000%, 02/15/25	9,276,000	8,825,969
2.000%, 11/15/26	15,364,000	14,205,098
2.125%, 07/31/24	7,432,000	7,148,365
2.125%, 05/15/25	8,178,000	7,771,336
2.250%, 08/15/27	22,796,000	21,087,190
2.375%, 05/15/29	5,471,000	4,973,481
2.625%, 02/15/29	5,471,000	5,056,401
2.750%, 05/31/23	7,432,000	7,376,841
2.875%, 08/15/28	2,236,000	2,105,596
2.875%, 05/15/32	1,745,500	1,608,587
3.125%, 11/15/28	4,225,000	4,029,759

		472,344,380

Total U.S. Treasury & Government Agencies (Cost $1,433,377,044)		1,301,931,122

Corporate Bonds & Notes—26.2%

Advertising—0.0%
Interpublic Group of Cos., Inc. (The) 4.750%, 03/30/30	552,000	520,756
Omnicom Group, Inc. 2.450%, 04/30/30	349,000	289,050

		809,806

Aerospace/Defense—0.7%
BAE Systems plc 3.400%, 04/15/30 (144A)	1,468,000	1,295,383

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Boeing Co. (The) 3.650%, 03/01/47	406,000	$272,351
3.750%, 02/01/50	937,000	643,306
3.950%, 08/01/59	1,465,000	983,777
5.930%, 05/01/60	643,000	585,737
L3Harris Technologies, Inc. 1.800%, 01/15/31 (f)	3,226,000	2,475,763
4.400%, 06/15/28	3,678,000	3,520,639
Lockheed Martin Corp. 3.600%, 03/01/35	2,162,000	1,918,943
4.070%, 12/15/42	321,000	277,686
Northrop Grumman Corp. 4.030%, 10/15/47	968,000	802,165
Raytheon Technologies Corp. 2.820%, 09/01/51	466,000	301,858
3.030%, 03/15/52	890,000	603,374
3.125%, 07/01/50	497,000	347,916
4.125%, 11/16/28	2,702,000	2,586,105
4.200%, 12/15/44	425,000	334,322
4.350%, 04/15/47	1,607,000	1,366,716
7.000%, 11/01/28	1,810,000	1,954,015

		20,270,056

Agriculture—0.2%
Altria Group, Inc. 3.125%, 06/15/31 (EUR)	2,110,000	1,870,554
3.400%, 02/04/41	829,000	549,832
3.700%, 02/04/51	358,000	224,223
3.875%, 09/16/46	1,201,000	803,044
5.800%, 02/14/39	301,000	277,542
BAT Capital Corp. 3.984%, 09/25/50	180,000	117,784
Philip Morris International, Inc. 1.450%, 08/01/39 (EUR)	2,000,000	1,224,470
Reynolds American, Inc. 5.850%, 08/15/45	1,340,000	1,141,408

		6,208,857

Airlines—0.5%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	480,301	410,022
3.700%, 01/15/26 (144A)	6,085	5,546
Allegiant Travel Co. 7.250%, 08/15/27 (144A)	350,000	332,907
8.500%, 02/05/24 (144A)	892,000	889,770
American Airlines Pass-Through Trust 3.000%, 10/15/28	1,543,961	1,337,811
3.150%, 02/15/32	1,041,637	862,012
3.200%, 12/15/29	395,725	343,182
3.575%, 01/15/28	128,588	114,782
3.600%, 03/22/29	224,239	201,135
3.650%, 02/15/29	295,701	263,102
4.400%, 09/22/23	1,307,483	1,285,048
Avianca Midco 2 plc 9.000%, 12/01/28 (144A)†	574,316	424,994

Airlines—(Continued)
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	2,258,000	2,200,786
Gol Finance S.A. 7.000%, 01/31/25 (144A)†	400,000	176,168
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	758,543	651,127
United Airlines Pass-Through Trust 2.700%, 05/01/32	513,024	413,947
2.875%, 10/07/28	392,123	333,406
3.100%, 07/07/28	122,940	110,830
3.450%, 06/01/29	157,712	140,244
3.500%, 05/01/28	558,561	480,776
3.500%, 03/01/30	218,461	188,601
3.650%, 10/07/25	48,600	42,836
4.000%, 04/11/26	176,592	164,066
4.150%, 02/25/33	202,580	179,183
4.875%, 01/15/26	483,870	460,347
5.875%, 10/15/27	2,778,197	2,739,152

		14,751,780

Apparel—0.0%
William Carter Co. (The) 5.625%, 03/15/27 (144A)	42,000	40,287

Auto Manufacturers—0.6%
Ford Motor Co. 3.250%, 02/12/32	206,000	154,488
General Motors Co. 5.400%, 10/15/29	591,000	563,990
5.600%, 10/15/32	3,732,000	3,467,014
General Motors Financial Co., Inc. 2.700%, 06/10/31	2,620,000	2,007,380
3.100%, 01/12/32	1,947,000	1,525,556
3.700%, 05/09/23	2,236,000	2,224,932
4.000%, 01/15/25	851,000	825,719
4.300%, 04/06/29	1,119,000	1,002,295
5.000%, 04/09/27	3,410,000	3,303,160
Nissan Motor Co., Ltd. 4.810%, 09/17/30 (144A)	1,809,000	1,535,247

		16,609,781

Auto Parts & Equipment—0.0%
Aptiv plc 3.100%, 12/01/51	176,000	104,014
Dana, Inc. 4.250%, 09/01/30	143,000	115,204
Metalsa S.A. de C.V. 3.750%, 05/04/31	209,000	163,542
Nemak S.A.B. de C.V. 3.625%, 06/28/31	209,000	163,487

		546,247

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—6.2%
Banco Mercantil del Norte S.A. 5.875%, 5Y H15 + 4.643%, 01/24/27 (a)	215,000	$191,575
5.875%, 5Y H15 + 4.643%, 01/24/27 (144A) (a)	300,000	267,313
6.625%, 10Y H15 + 5.034%, 01/24/32 (a)	215,000	177,864
6.625%, 10Y H15 + 5.034%, 01/24/32 (144A) (a)	270,000	223,647
Bank of America Corp. 1.658%, SOFR + 0.910%, 03/11/27 (a)	1,056,000	934,247
1.734%, SOFR + 0.960%, 07/22/27 (a)	3,782,000	3,313,472
1.922%, SOFR + 1.370%, 10/24/31 (a) (f)	1,613,000	1,232,151
2.299%, SOFR + 1.220%, 07/21/32 (a)	2,800,000	2,156,299
2.456%, 3M LIBOR + 0.870%, 10/22/25 (a)	5,796,000	5,476,392
2.572%, SOFR + 1.210%, 10/20/32 (a)	5,272,000	4,129,043
2.687%, SOFR + 1.320%, 04/22/32 (a)	1,690,000	1,352,649
2.972%, SOFR + 1.330%, 02/04/33 (a)	15,240,000	12,277,629
2.972%, SOFR + 1.560%, 07/21/52 (a)	353,000	220,489
3.824%, 3M LIBOR + 1.575%, 01/20/28 (a)	1,466,000	1,367,948
3.970%, 3M LIBOR + 1.070%, 03/05/29 (a)	2,135,000	1,970,018
4.571%, SOFR + 1.830%, 04/27/33 (a)	8,837,000	8,083,228
5.015%, SOFR + 2.160%, 07/22/33 (a)	1,892,000	1,796,250
5.875%, 3M LIBOR + 2.931%, 03/15/28 (a)	1,153,000	1,015,401
6.204%, SOFR + 1.990%, 11/10/28 (a)	1,140,000	1,177,018
Bank of New York Mellon Corp. (The) 4.625%, 3M LIBOR + 3.131%, 09/20/26 (a)	629,000	536,373
Barclays plc 2.894%, 1Y H15 + 1.300%, 11/24/32 (a)	371,000	282,547
5.304%, 1Y H15 + 2.300%, 08/09/26 (a)	325,000	322,570
5.746%, 1Y H15 + 3.000%, 08/09/33 (a)	1,855,000	1,752,347
Citigroup, Inc. 2.976%, SOFR + 1.422%, 11/05/30 (a)	3,803,000	3,197,660
3.057%, SOFR + 1.351%, 01/25/33 (a)	699,000	564,103
3.070%, SOFR + 1.280%, 02/24/28 (a)	1,784,000	1,608,327
3.785%, SOFR + 1.939%, 03/17/33 (a)	1,138,000	973,322
3.875%, 5Y H15 + 3.417%, 02/18/26 (a)	2,495,000	2,126,987
6.270%, SOFR + 2.338%, 11/17/33 (a) (f)	3,155,000	3,254,830
Discover Bank 4.250%, 03/13/26	725,000	689,451
Freedom Mortgage Corp. 8.125%, 11/15/24 (144A)	734,000	675,280
8.250%, 04/15/25 (144A)	642,000	577,464
Goldman Sachs Group, Inc. (The) 0.657%, SOFR + 0.505%, 09/10/24 (a)	11,327,000	10,896,986
0.673%, SOFR + 0.572%, 03/08/24 (a)	286,000	282,919
2.383%, SOFR + 1.248%, 07/21/32 (a)	4,288,000	3,327,096
2.615%, SOFR + 1.281%, 04/22/32 (a)	2,261,000	1,803,127
2.640%, SOFR + 1.114%, 02/24/28 (a)	5,185,000	4,616,648
2.650%, SOFR + 1.264%, 10/21/32 (a)	7,838,000	6,188,645
3.102%, SOFR + 1.410%, 02/24/33 (a)	9,461,000	7,682,148
3.500%, 04/01/25	6,705,000	6,447,812
5.776%, 3M LIBOR + 1.170%, 05/15/26 (a)	1,602,000	1,590,722
Grupo Aval, Ltd. 4.375%, 02/04/30 (144A)	431,000	349,123
HSBC Holdings plc 3.973%, 3M LIBOR + 1.610%, 05/22/30 (a)	525,000	459,524
4.583%, 3M LIBOR + 1.535%, 06/19/29 (a)	568,000	522,916
5.402%, SOFR + 2.870%, 08/11/33 (a)	3,237,000	2,997,537

Banks—(Continued)
JPMorgan Chase & Co. 1.764%, 3M TSFR + 1.105%, 11/19/31 (a)	786,000	595,842
2.947%, SOFR + 1.170%, 02/24/28 (a)	3,453,000	3,123,575
2.963%, SOFR + 1.260%, 01/25/33 (a)	8,787,000	7,151,759
3.540%, 3M LIBOR + 1.380%, 05/01/28 (a)	2,992,000	2,753,285
3.782%, 3M LIBOR + 1.337%, 02/01/28 (a)	1,510,000	1,410,786
3.960%, 3M LIBOR + 1.245%, 01/29/27 (a)	4,429,000	4,221,930
4.565%, SOFR + 1.750%, 06/14/30 (a)	2,178,000	2,049,202
4.586%, SOFR + 1.800%, 04/26/33 (a)	853,000	789,676
4.912%, SOFR + 2.080%, 07/25/33 (a)	2,040,000	1,942,339
Morgan Stanley 0.529%, SOFR + 0.455%, 01/25/24 (a)	6,413,000	6,369,984
0.731%, SOFR + 0.616%, 04/05/24 (a)	1,112,000	1,096,051
1.593%, SOFR + 0.879%, 05/04/27 (a)	2,498,000	2,191,332
1.794%, SOFR + 1.034%, 02/13/32 (a)	1,101,000	827,468
1.928%, SOFR + 1.020%, 04/28/32 (a)	1,760,000	1,327,967
2.239%, SOFR + 1.178%, 07/21/32 (a)	3,973,000	3,048,062
2.511%, SOFR + 1.200%, 10/20/32 (a)	1,838,000	1,438,348
2.699%, SOFR + 1.143%, 01/22/31 (a)	8,242,000	6,810,749
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	517,000	474,219
4.431%, 3M LIBOR + 1.628%, 01/23/30 (a)	1,167,000	1,086,131
4.598%, SOFR + 0.466%, 11/10/23 (a)	3,037,000	3,028,087
4.889%, SOFR + 2.076%, 07/20/33 (a)	1,561,000	1,466,593
6.296%, SOFR + 2.240%, 10/18/28 (a)	2,777,000	2,866,710
6.342%, SOFR + 2.560%, 10/18/33 (a)	3,568,000	3,738,567
NBK Tier 1, Ltd. 3.625%, 6Y CMS + 2.875%, 08/24/26 (144A) (a)	318,000	276,938
State Street Corp. 5.625%, 3M LIBOR + 2.539%, 12/15/23 (a) (f)	2,815,000	2,613,098
8.366%, 3M LIBOR + 3.597%, 03/15/23 (a)	280,000	279,237
Wells Fargo & Co. 4.897%, SOFR + 2.100%, 07/25/33 (a) (f)	1,105,000	1,049,234

		175,116,266

Beverages—0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	822,000	776,332
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	406,000	346,735
4.750%, 01/23/29	1,519,000	1,499,393

		2,622,460

Biotechnology—0.2%
Amgen, Inc. 3.000%, 01/15/52	176,000	112,330
4.050%, 08/18/29	2,500,000	2,336,310
4.400%, 05/01/45	1,565,000	1,311,188
Biogen, Inc. 2.250%, 05/01/30	973,000	792,695
3.150%, 05/01/50	179,000	116,357
Gilead Sciences, Inc. 2.800%, 10/01/50	176,000	112,523
4.150%, 03/01/47	790,000	652,477
4.800%, 04/01/44	1,371,000	1,257,203

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Royalty Pharma plc 3.350%, 09/02/51	179,000	$110,347

		6,801,430

Chemicals—0.1%
Braskem Netherlands Finance B.V. 8.500%, 5Y H15 + 8.220%, 01/23/81 (144A) (a)	245,000	237,366
DuPont de Nemours, Inc. 5.319%, 11/15/38	385,000	370,007
Ecolab, Inc. 2.750%, 08/18/55	623,000	371,769
Olympus Water US Holding Corp. 7.125%, 10/01/27 (144A) (f)	200,000	190,500
SASOL Financing USA LLC 4.375%, 09/18/26	600,000	530,440
5.875%, 03/27/24	654,000	639,344
Sherwin-Williams Co. (The) 2.300%, 05/15/30	716,000	588,622
Westlake Corp. 3.375%, 08/15/61	916,000	540,182

		3,468,230

Commercial Services—0.6%
Atento Luxco 1 S.A. 8.000%, 02/10/26	53,000	28,090
8.000%, 02/10/26 (144A)	347,000	183,910
Global Payments, Inc. 1.200%, 03/01/26	1,141,000	994,561
2.150%, 01/15/27	1,739,000	1,517,019
2.900%, 05/15/30 (f)	1,012,000	829,200
3.200%, 08/15/29	3,661,000	3,112,038
4.800%, 04/01/26	814,000	792,010
4.950%, 08/15/27	2,072,000	2,009,845
5.950%, 08/15/52	1,142,000	1,032,552
GXO Logistics, Inc. 2.650%, 07/15/31	819,000	604,709
Moody’s Corp. 3.100%, 11/29/61	1,300,000	818,174
3.250%, 01/15/28	1,015,000	935,588
3.250%, 05/20/50	520,000	359,046
4.875%, 12/17/48	465,000	419,728
Movida Europe S.A. 5.250%, 02/08/31 (f)	200,000	149,953
RELX Capital, Inc. 3.000%, 05/22/30	789,000	672,344
S&P Global, Inc. 4.750%, 08/01/28 (144A)	1,737,000	1,716,716

		16,175,483

Computers—0.2%
Apple, Inc.
2.375%, 02/08/41	601,000	424,727
2.550%, 08/20/60	583,000	352,775
2.650%, 02/08/51	518,000	341,609

Computers—(Continued)
Apple, Inc.
2.800%, 02/08/61	610,000	385,920
4.100%, 08/08/62	802,000	666,632
Dell International LLC / EMC Corp. 3.450%, 12/15/51 (144A) (f)	532,000	325,586
4.900%, 10/01/26	783,000	770,706
8.350%, 07/15/46	441,000	502,415
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	301,000	300,210
HP, Inc. 2.650%, 06/17/31	976,000	760,385
Leidos, Inc. 2.300%, 02/15/31	1,565,000	1,198,877
4.375%, 05/15/30	314,000	283,152
Western Digital Corp. 2.850%, 02/01/29	533,000	412,366

		6,725,360

Diversified Financial Services—0.3%
ASG Finance Designated Activity Co. 7.875%, 12/03/24 (144A)	509,000	486,095
Capital One Financial Corp. 3.273%, SOFR + 1.790%, 03/01/30 (a)	1,130,000	966,116
Charles Schwab Corp. (The) 4.000%, 10Y H15 + 3.079%, 12/01/30 (a)	1,658,000	1,322,172
Intercontinental Exchange, Inc. 3.000%, 09/15/60	179,000	110,811
3.750%, 09/21/28	541,000	511,813
Nationstar Mortgage Holdings, Inc. 5.125%, 12/15/30 (144A)	531,000	410,111
5.500%, 08/15/28 (144A)	590,000	481,093
5.750%, 11/15/31 (144A)	251,000	195,152
6.000%, 01/15/27 (144A)	128,000	114,560
Nomura Holdings, Inc. 2.608%, 07/14/31	1,292,000	999,238
5.099%, 07/03/25	735,000	726,910
ORIX Corp. 5.200%, 09/13/32	289,000	281,681
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 3.625%, 03/01/29 (144A)	564,000	446,935
United Wholesale Mortgage LLC 5.500%, 11/15/25 (144A)	1,640,000	1,477,017

		8,529,704

Electric—2.4%
AEP Texas, Inc. 3.450%, 01/15/50	1,346,000	950,888
3.450%, 05/15/51	590,000	416,041
3.800%, 10/01/47	1,109,000	805,787
3.950%, 06/01/28	1,999,000	1,874,489
AEP Transmission Co. LLC 3.650%, 04/01/50	358,000	273,046
3.800%, 06/15/49	482,000	375,437
4.000%, 12/01/46	225,000	176,701

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Alabama Power Co. 3.450%, 10/01/49	637,000	$458,876
Ameren Illinois Co. 3.250%, 03/15/50	775,000	554,679
American Transmission Systems, Inc. 2.650%, 01/15/32 (144A)	1,490,000	1,222,786
Baltimore Gas & Electric Co. 3.200%, 09/15/49	1,655,000	1,164,215
3.500%, 08/15/46	573,000	424,931
3.750%, 08/15/47	599,000	461,934
4.250%, 09/15/48	622,000	521,348
4.550%, 06/01/52	305,000	269,368
CenterPoint Energy Houston Electric LLC 2.350%, 04/01/31	1,154,000	956,900
3.600%, 03/01/52	425,000	326,305
3.950%, 03/01/48	406,000	332,335
4.250%, 02/01/49	373,000	324,279
4.850%, 10/01/52	793,000	756,666
Commonwealth Edison Co. 3.125%, 03/15/51	971,000	669,984
3.200%, 11/15/49	485,000	344,826
4.000%, 03/01/48	694,000	570,095
Consolidated Edison Co. of New York, Inc. 6.150%, 11/15/52	2,116,000	2,265,261
Consumers Energy Co. 3.500%, 08/01/51	615,000	463,188
3.750%, 02/15/50	1,357,000	1,057,451
DTE Electric Co. 3.250%, 04/01/51	420,000	300,484
3.650%, 03/01/52 (f)	744,000	574,872
4.050%, 05/15/48	1,373,000	1,141,015
Duke Energy Carolinas LLC 3.200%, 08/15/49	504,000	353,240
3.450%, 04/15/51	909,000	663,487
3.950%, 03/15/48	471,000	376,802
Duke Energy Corp. 3.150%, 08/15/27	309,000	285,118
4.300%, 03/15/28	724,000	696,650
5.000%, 12/08/25	850,000	848,158
Duke Energy Florida LLC 2.500%, 12/01/29	3,592,000	3,069,779
Duke Energy Progress LLC 2.500%, 08/15/50	1,216,000	729,642
3.450%, 03/15/29	1,816,000	1,671,656
Edison International 4.125%, 03/15/28	704,000	653,094
6.950%, 11/15/29	1,939,000	2,024,861
Entergy Louisiana LLC 4.200%, 09/01/48	1,310,000	1,071,886
4.750%, 09/15/52	324,000	290,720
Entergy Mississippi LLC 3.850%, 06/01/49	382,000	291,555
Exelon Corp. 4.100%, 03/15/52	445,000	355,583
4.450%, 04/15/46	114,000	96,296
4.700%, 04/15/50	731,000	636,750
5.100%, 06/15/45	166,000	154,360

Electric—(Continued)
FirstEnergy Corp. 2.050%, 03/01/25	272,000	251,112
2.250%, 09/01/30	849,000	673,851
3.400%, 03/01/50	1,030,000	679,594
4.400%, 07/15/27	1,223,000	1,137,694
FirstEnergy Transmission LLC 4.550%, 04/01/49 (144A)	1,684,000	1,362,606
Florida Power & Light Co. 2.875%, 12/04/51	304,000	203,876
3.150%, 10/01/49	1,708,000	1,230,236
3.700%, 12/01/47	440,000	352,750
3.950%, 03/01/48	1,923,000	1,587,033
Generacion Mediterranea S.A./Central Termica Roca S.A. 9.875%, 12/01/27 (144A)	492,699	316,313
Genneia S.A. 8.750%, 09/02/27 (144A)	84,612	82,708
MidAmerican Energy Co. 2.700%, 08/01/52	590,000	377,751
3.650%, 04/15/29	2,407,000	2,250,458
3.650%, 08/01/48	494,000	387,615
4.250%, 07/15/49	687,000	582,735
Northern States Power Co. 2.600%, 06/01/51	419,000	265,583
3.200%, 04/01/52	879,000	624,941
4.000%, 08/15/45	471,000	383,518
NRG Energy, Inc. 2.450%, 12/02/27 (144A)	3,210,000	2,659,661
NSTAR Electric Co. 3.950%, 04/01/30	104,000	97,765
Ohio Power Co. 1.625%, 01/15/31	1,031,000	797,777
4.000%, 06/01/49	386,000	304,406
4.150%, 04/01/48	390,000	316,397
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	937,000	663,193
3.700%, 05/15/50	357,000	281,460
4.550%, 09/15/32 (144A)	1,383,000	1,353,981
4.600%, 06/01/52 (144A)	859,000	785,204
Pacific Gas and Electric Co. 3.500%, 08/01/50	183,000	113,664
PECO Energy Co. 2.800%, 06/15/50	541,000	353,894
3.050%, 03/15/51	1,079,000	737,074
Public Service Electric & Gas Co. 2.450%, 01/15/30	1,100,000	943,660
3.150%, 01/01/50	602,000	420,954
3.650%, 09/01/28	668,000	628,655
4.900%, 12/15/32	980,000	981,755
Southern California Edison Co. 2.250%, 06/01/30	1,858,000	1,530,166
2.500%, 06/01/31	777,000	640,257
5.950%, 11/01/32	1,462,000	1,544,748
Southwestern Public Service Co. 3.150%, 05/01/50	1,333,000	919,352
Talen Energy Supply LLC 6.625%, 01/15/28 (144A) (g)	688,000	703,480
7.250%, 05/15/27 (144A) (g)	500,000	517,500

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Tampa Electric Co. 4.450%, 06/15/49	337,000	$278,045
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	2,705,000	2,611,049
Virginia Electric & Power Co. 4.000%, 01/15/43	1,226,000	991,346
Wisconsin Power & Light Co. 1.950%, 09/16/31	140,000	109,828

		68,339,469

Electronics—0.0%
Agilent Technologies, Inc. 2.100%, 06/04/30	684,000	553,449

Energy-Alternate Sources—0.0%
SCC Power plc 4.000%, 05/17/32 (144A) (h)	658,356	19,639
8.000%, 12/31/28 (144A) (h)	1,215,425	420,537

		440,176

Engineering & Construction—0.0%
HTA Group, Ltd. 7.000%, 12/18/25 (144A)	205,000	188,600
IHS Holding, Ltd. 5.625%, 11/29/26 (144A)	330,000	272,415
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/28 (144A)	318,000	267,197

		728,212

Entertainment—0.1%
Affinity Gaming 6.875%, 12/15/27 (144A)	353,000	299,287
Caesars Entertainment, Inc. 8.125%, 07/01/27 (144A)	761,000	747,720
CDI Escrow Issuer, Inc. 5.750%, 04/01/30 (144A)	305,000	273,411
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.875%, 05/01/29 (144A)	609,000	518,176
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/01/29 (144A)	520,000	445,708
7.750%, 04/15/25 (144A)	1,027,000	1,021,307

		3,305,609

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	142,000	134,545
Covanta Holding Corp. 4.875%, 12/01/29 (144A)	265,000	217,107
Republic Services, Inc. 3.950%, 05/15/28	584,000	554,727
Waste Management, Inc. 1.150%, 03/15/28	769,000	642,315

		1,548,694

Food—0.0%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC 5.875%, 02/15/28 (144A)	135,000	128,342
BRF GmbH 4.350%, 09/29/26 (144A)	580,000	526,514
Frigorifico Concepcion S.A. 7.700%, 07/21/28 (144A)	220,000	177,650

		832,506

Forest Products & Paper—0.0%
International Paper Co. 6.000%, 11/15/41	484,000	482,446
Suzano Austria GmbH 3.125%, 01/15/32	400,000	311,842
3.750%, 01/15/31	135,000	113,255
5.750%, 07/14/26 (144A)	200,000	200,534

		1,108,077

Gas—0.1%
Atmos Energy Corp. 4.125%, 03/15/49	368,000	300,952
CenterPoint Energy Resources Corp. 1.750%, 10/01/30	366,000	288,547
ONE Gas, Inc. 2.000%, 05/15/30	370,000	300,840
Piedmont Natural Gas Co., Inc. 2.500%, 03/15/31	810,000	660,639
Promigas S.A. ESP / Gases del Pacifico SAC 3.750%, 10/16/29 (144A) (f)	207,000	168,390

		1,719,368

Healthcare-Products—0.2%
Baxter International, Inc. 3.950%, 04/01/30	316,000	287,698
GE HealthCare Technologies, Inc. 5.600%, 11/15/25 (144A)	1,399,000	1,407,620
Medline Borrower L.P. 3.875%, 04/01/29 (144A)	1,751,000	1,411,236
Thermo Fisher Scientific, Inc. 2.000%, 10/15/31	1,337,000	1,082,795
4.950%, 11/21/32	1,196,000	1,212,863

		5,402,212

Healthcare-Services—0.8%
Aetna, Inc. 4.500%, 05/15/42	639,000	551,156
Elevance Health, Inc. 3.600%, 03/15/51	885,000	661,530
6.100%, 10/15/52	672,000	716,400
HCA, Inc.
2.375%, 07/15/31	1,557,000	1,212,013
3.125%, 03/15/27 (144A)	1,960,000	1,781,990
3.500%, 09/01/30	4,029,000	3,474,917
3.500%, 07/15/51	532,000	341,314

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
HCA, Inc.
3.625%, 03/15/32 (144A)	1,617,000	$1,368,230
4.500%, 02/15/27	643,000	619,709
5.250%, 06/15/26 (f)	1,614,000	1,594,518
5.375%, 02/01/25	807,000	806,023
5.375%, 09/01/26	541,000	534,982
5.875%, 02/15/26	283,000	284,786
5.875%, 02/01/29	68,000	67,788
Select Medical Corp. 6.250%, 08/15/26 (144A) (f)	2,711,000	2,577,700
Tenet Healthcare Corp. 4.250%, 06/01/29 (144A)	857,000	742,419
4.375%, 01/15/30 (144A)	788,000	682,065
4.625%, 06/15/28 (144A)	92,000	82,316
UnitedHealth Group, Inc. 2.900%, 05/15/50	512,000	346,380
3.050%, 05/15/41	368,000	276,525
3.250%, 05/15/51	523,000	374,226
3.750%, 10/15/47	570,000	453,235
3.875%, 08/15/59	644,000	503,803
4.250%, 04/15/47	549,000	471,912
4.950%, 05/15/62	290,000	271,406
6.050%, 02/15/63	249,000	270,200

		21,067,543

Home Builders—0.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. 4.625%, 08/01/29 (144A)	202,000	161,748
4.625%, 04/01/30 (144A)	496,000	398,094
6.625%, 01/15/28 (144A)	1,207,000	1,061,943
Beazer Homes USA, Inc. 7.250%, 10/15/29	1,030,000	916,168
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 5.000%, 06/15/29 (144A)	265,000	207,063
Forestar Group, Inc. 3.850%, 05/15/26 (144A) (f)	242,000	212,159
5.000%, 03/01/28 (144A)	659,000	565,399
Homes By West Bay LLC 9.500%, 04/30/27 (i) (j)	1,259,000	1,144,179
M/I Homes, Inc. 4.950%, 02/01/28	1,010,000	897,345
Mattamy Group Corp. 4.625%, 03/01/30 (144A)	662,000	536,527
5.250%, 12/15/27 (144A)	559,000	495,740
New Home Co., Inc. (The) 7.250%, 10/15/25 (144A) (f)	215,000	183,825
Tri Pointe Homes, Inc. 5.700%, 06/15/28	60,000	54,351

		6,834,541

Household Products/Wares—0.0%
Clorox Co. (The) 1.800%, 05/15/30	358,000	285,028

Insurance—0.1%
Ambac Assurance Corp. 5.100%, (144A) (k)	162,922	228,091
American International Group, Inc. 4.375%, 01/15/55	379,000	283,563
Aon Corp. 3.750%, 05/02/29	1,493,000	1,377,208
4.500%, 12/15/28	612,000	590,284
Marsh & McLennan Cos., Inc. 2.250%, 11/15/30	1,712,000	1,401,567

		3,880,713

Internet—0.4%
Amazon.com, Inc. 2.500%, 06/03/50	838,000	528,117
4.250%, 08/22/57	1,508,000	1,295,247
4.700%, 12/01/32	5,565,000	5,508,382
eBay, Inc. 6.300%, 11/22/32	969,000	1,006,825
Meta Platforms, Inc. 4.450%, 08/15/52	3,274,000	2,601,687

		10,940,258

Investment Companies—0.1%
Blackstone Private Credit Fund 3.250%, 03/15/27	512,000	431,084
4.000%, 01/15/29	1,558,000	1,285,390
Gaci First Investment Co. 5.000%, 10/13/27	1,130,000	1,129,842

		2,846,316

Iron/Steel—0.1%
GUSAP III L.P. 4.250%, 01/21/30	292,000	270,050
Nucor Corp. 2.700%, 06/01/30	568,000	481,669
3.950%, 05/01/28	964,000	910,664

		1,662,383

Lodging—0.1%
Full House Resorts, Inc. 8.250%, 02/15/28 (144A)	253,000	223,983
Grupo Posadas S,A.B. de. C.V. 4.000%, 12/30/27	128,810	100,557
6.125%, 09/15/25 (144A)	353,000	363,812
Sonder Holdings, Inc. 12.890%, SOFR + 9.000%, 01/19/27 (a) (i) (j)	1,493,524	1,346,113
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.500%, 03/01/25 (144A)	178,000	168,984

		2,203,449

Machinery-Diversified—0.1%
CNH Industrial Capital LLC 4.200%, 01/15/24	2,628,000	2,590,269

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—(Continued)
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	926,000	$821,862

		3,412,131

Media—1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 03/01/42	436,000	279,370
3.700%, 04/01/51	461,000	280,319
3.850%, 04/01/61	1,217,000	703,865
3.900%, 06/01/52	3,340,000	2,096,940
3.950%, 06/30/62	2,119,000	1,249,998
4.800%, 03/01/50	855,000	620,686
5.125%, 07/01/49	1,766,000	1,335,382
5.375%, 05/01/47	1,617,000	1,268,444
5.750%, 04/01/48	1,276,000	1,044,649
6.484%, 10/23/45	315,000	284,059
6.834%, 10/23/55	994,000	917,002
Comcast Corp. 1.500%, 02/15/31	365,000	284,189
1.950%, 01/15/31	483,000	390,401
2.650%, 02/01/30	4,030,000	3,486,428
2.800%, 01/15/51	677,000	427,258
2.937%, 11/01/56	600,000	371,055
2.987%, 11/01/63	352,000	212,839
3.750%, 04/01/40	1,381,000	1,138,945
4.200%, 08/15/34	1,568,000	1,447,588
4.250%, 01/15/33	1,833,000	1,727,707
5.500%, 11/15/32	1,871,000	1,950,879
COX Communications, Inc. 2.950%, 10/01/50 (144A)	1,239,000	742,844
3.150%, 08/15/24 (144A)	1,381,000	1,329,026
CSC Holdings LLC 5.250%, 06/01/24 (f)	176,000	163,859
Discovery Communications LLC 1.900%, 03/19/27 (EUR)	1,149,000	1,109,816
4.000%, 09/15/55	355,000	213,309
FactSet Research Systems, Inc. 3.450%, 03/01/32	2,033,000	1,704,471
Grupo Televisa S.A.B. 6.625%, 01/15/40	100,000	102,745
Nexstar Media, Inc. 4.750%, 11/01/28 (144A)	433,000	374,545
Paramount Global 4.850%, 07/01/42	500,000	369,886
4.900%, 08/15/44	401,000	292,869
5.850%, 09/01/43	608,000	504,875
Walt Disney Co. (The) 2.750%, 09/01/49	886,000	585,996

		29,012,244

Mining—0.4%
Anglo American Capital plc
2.250%, 03/17/28 (144A)	951,000	799,745
2.625%, 09/10/30 (144A)	2,408,000	1,956,945

Mining—(Continued)
Anglo American Capital plc
2.875%, 03/17/31 (144A)	617,000	503,786
3.875%, 03/16/29 (144A)	2,106,000	1,890,738
4.500%, 03/15/28 (144A)	1,264,000	1,195,451
5.625%, 04/01/30 (144A)	1,679,000	1,666,804
Fresnillo plc 4.250%, 10/02/50	218,000	171,625
Glencore Funding LLC 2.500%, 09/01/30 (144A) (f)	2,438,000	1,978,900
Minera Mexico S.A. de C.V. 4.500%, 01/26/50	220,000	166,100
Newmont Corp. 2.250%, 10/01/30	1,069,000	859,198
2.800%, 10/01/29	544,000	462,473
Vedanta Resources Finance II plc 8.950%, 03/11/25 (144A)	412,000	279,645

		11,931,410

Miscellaneous Manufacturing—0.1%
Textron, Inc. 3.900%, 09/17/29	1,540,000	1,394,853

Oil & Gas—1.1%
BP Capital Markets America, Inc. 3.001%, 03/17/52 (f)	178,000	117,333
Cenovus Energy, Inc. 5.250%, 06/15/37	623,000	567,531
Colgate Energy Partners III LLC 5.875%, 07/01/29 (144A)	240,000	206,128
Devon Energy Corp. 4.500%, 01/15/30	268,000	249,506
4.750%, 05/15/42	804,000	680,575
5.250%, 10/15/27	460,000	455,184
5.600%, 07/15/41 (f)	854,000	796,723
5.850%, 12/15/25	90,000	91,624
5.875%, 06/15/28	73,000	73,831
8.250%, 08/01/23	334,000	338,547
Diamondback Energy, Inc. 3.125%, 03/24/31	1,715,000	1,420,125
3.250%, 12/01/26	1,149,000	1,068,682
3.500%, 12/01/29	10,847,000	9,516,305
4.400%, 03/24/51 (f)	1,350,000	1,028,406
Earthstone Energy Holdings LLC 8.000%, 04/15/27 (144A)	1,264,000	1,209,206
Ecopetrol S.A. 4.125%, 01/16/25	362,000	344,754
5.875%, 09/18/23	71,000	70,541
6.875%, 04/29/30	909,000	824,311
EQT Corp. 3.900%, 10/01/27	597,000	551,130
5.700%, 04/01/28	954,000	948,874
Hess Corp. 7.125%, 03/15/33	242,000	260,647
Marathon Petroleum Corp. 5.850%, 12/15/45	360,000	325,797

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
MC Brazil Downstream Trading S.a.r.l. 7.250%, 06/30/31 (144A)	430,000	$354,579
Odebrecht Offshore Drilling Finance, Ltd. 7.720%, 12/01/26 (144A) (h)	257	67
Petroleos Mexicanos 4.875%, 01/18/24	181,000	176,928
5.500%, 06/27/44	98,000	57,575
6.700%, 02/16/32	298,000	234,004
6.750%, 09/21/47	134,000	85,492
6.875%, 10/16/25	224,000	219,273
6.875%, 08/04/26	105,000	99,169
7.190%, 09/12/24 (MXN)	4,225,600	200,584
8.750%, 06/02/29	634,000	594,496
Pioneer Natural Resources Co. 1.900%, 08/15/30	783,000	613,183
Puma International Financing S.A. 5.125%, 10/06/24 (144A)	258,000	240,394
Shelf Drilling Holdings Ltd. 8.875%, 11/15/24 (144A)	72,000	70,560
Shelf Drilling North Sea Holdings, Ltd. 10.250%, 10/31/25 (144A)	730,000	722,700
Shell International Finance B.V. 2.750%, 04/06/30	586,000	514,159
3.875%, 11/13/28	1,634,000	1,573,540
Sitio Royalties Corp. 10.560%, SOFR + 6.750%, 09/21/26 (a) (i) (j)	1,990,950	1,953,719
Sunoco L.P. / Sunoco Finance Corp. 4.500%, 04/30/30	616,000	534,719
Tap Rock Resouces LLC 7.000%, 10/01/26 (144A)	1,447,000	1,345,855
YPF S.A. 7.000%, 09/30/33	19,765	13,114
7.000%, 12/15/47 (144A)	235,000	140,929

		30,890,799

Packaging & Containers—0.1%
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc 3.250%, 09/01/28 (144A) (f)	738,000	626,890
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.250%, 04/30/25 (144A) (f)	738,000	702,383
Klabin Austria GmbH 3.200%, 01/12/31 (144A)	340,000	272,000
Trivium Packaging Finance B.V. 5.500%, 08/15/26 (144A)	317,000	290,669

		1,891,942

Pharmaceuticals—0.6%
AbbVie, Inc. 4.250%, 11/21/49	532,000	441,499
4.450%, 05/14/46	789,000	678,091
4.500%, 05/14/35	2,514,000	2,328,732
4.550%, 03/15/35	1,275,000	1,192,226
4.700%, 05/14/45	916,000	813,592
4.750%, 03/15/45	472,000	423,877

Pharmaceuticals—(Continued)
Bausch Health Cos., Inc. 5.500%, 11/01/25 (144A) (f)	176,000	149,515
Bristol-Myers Squibb Co. 3.700%, 03/15/52	1,485,000	1,155,114
4.550%, 02/20/48	469,000	421,702
Cigna Corp. 2.375%, 03/15/31	500,000	409,192
CVS Health Corp. 1.750%, 08/21/30	1,360,000	1,071,804
3.750%, 04/01/30	2,089,000	1,894,019
4.250%, 04/01/50	610,000	485,508
5.125%, 07/20/45	1,781,000	1,623,212
Takeda Pharmaceutical Co., Ltd. 2.050%, 03/31/30	2,709,000	2,211,219
5.000%, 11/26/28	1,770,000	1,754,901
Viatris, Inc. 4.000%, 06/22/50	179,000	110,289
Wyeth LLC 6.500%, 02/01/34	250,000	280,228

		17,444,720

Pipelines—2.0%
Buckeye Partners L.P. 4.125%, 03/01/25 (144A)	219,000	208,577
4.350%, 10/15/24	500,000	481,407
Cameron LNG LLC 2.902%, 07/15/31 (144A)	569,000	479,979
3.302%, 01/15/35 (144A)	2,930,000	2,358,993
3.402%, 01/15/38 (144A)	1,949,000	1,582,347
Cheniere Corpus Christi Holdings LLC 2.742%, 12/31/39	1,981,000	1,531,836
5.125%, 06/30/27	2,021,000	1,996,603
5.875%, 03/31/25	3,740,000	3,762,717
Cheniere Energy Partners L.P. 3.250%, 01/31/32 (f)	2,583,000	2,052,727
4.000%, 03/01/31	471,000	400,991
4.500%, 10/01/29	1,450,000	1,303,871
EIG Pearl Holdings Sarl 4.387%, 11/30/46 (144A)	542,000	416,014
Energy Transfer L.P. 3.600%, 02/01/23	1,243,000	1,240,611
4.250%, 04/01/24	1,001,000	982,981
5.000%, 05/15/50	3,292,000	2,630,080
5.350%, 05/15/45	690,000	585,146
5.400%, 10/01/47	323,000	273,600
6.100%, 02/15/42	353,000	323,675
6.500%, 02/01/42	1,104,000	1,091,169
Enterprise Products Operating LLC 2.800%, 01/31/30	382,000	324,518
3.125%, 07/31/29	1,738,000	1,530,218
3.700%, 01/31/51	383,000	276,103
5.700%, 02/15/42	594,000	575,328
Kinder Morgan Energy Partners L.P.
4.700%, 11/01/42	332,000	274,267
5.000%, 08/15/42	317,000	271,329

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Kinder Morgan Energy Partners L.P.
5.000%, 03/01/43	521,000	$445,009
5.500%, 03/01/44	1,284,000	1,161,065
6.550%, 09/15/40	863,000	864,936
NGPL PipeCo LLC 3.250%, 07/15/31 (144A)	2,923,000	2,377,577
4.875%, 08/15/27 (144A)	990,000	940,255
Northwest Pipeline LLC 4.000%, 04/01/27	2,030,000	1,918,908
Sabine Pass Liquefaction LLC 5.625%, 03/01/25	7,829,000	7,840,058
5.750%, 05/15/24	3,483,000	3,483,841
5.875%, 06/30/26	3,400,000	3,440,262
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.000%, 01/15/28	1,525,000	1,454,787
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	2,123,000	1,929,801
Transcontinental Gas Pipe Line Co. LLC 3.950%, 05/15/50	606,000	460,798
4.000%, 03/15/28	2,280,000	2,139,217
4.600%, 03/15/48	848,000	704,788
7.850%, 02/01/26	721,000	769,498
Williams Cos., Inc. (The) 3.500%, 10/15/51	1,115,000	758,816

		57,644,703

Real Estate—0.1%
Arabian Centres Sukuk II, Ltd. 5.625%, 10/07/26 (144A)	315,000	285,085
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	794,000	667,453
Freed Hotels & Resorts 10.000%, 12/02/23 (144A)† (i) (j)	1,158,680	1,115,229
Howard Hughes Corp. (The) 5.375%, 08/01/28 (144A) (f)	749,000	674,647

		2,742,414

Real Estate Investment Trusts—1.8%
Alexandria Real Estate Equities, Inc. 2.000%, 05/18/32	1,132,000	866,785
2.950%, 03/15/34	1,978,000	1,603,182
American Tower Corp. 1.875%, 10/15/30	640,000	493,885
2.900%, 01/15/30	1,039,000	879,894
3.100%, 06/15/50	176,000	110,746
3.800%, 08/15/29	2,253,000	2,043,861
3.950%, 03/15/29	456,000	420,367
Crown Castle, Inc. 2.100%, 04/01/31	593,000	467,369
2.250%, 01/15/31	2,003,000	1,606,870
2.500%, 07/15/31	825,000	664,831
3.100%, 11/15/29	1,314,000	1,145,343
3.300%, 07/01/30	1,341,000	1,173,098
3.800%, 02/15/28	1,455,000	1,352,228
4.300%, 02/15/29	1,115,000	1,052,938

Real Estate Investment Trusts—(Continued)
Digital Dutch Finco B.V. 1.500%, 03/15/30 (EUR)	1,550,000	1,295,295
Equinix, Inc. 2.150%, 07/15/30	2,894,000	2,302,291
2.500%, 05/15/31	685,000	550,392
3.200%, 11/18/29 (f)	1,958,000	1,704,285
3.900%, 04/15/32	4,632,000	4,115,269
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32 (f)	2,908,000	2,324,611
4.000%, 01/15/30	2,544,000	2,228,071
4.000%, 01/15/31	2,246,000	1,926,619
5.300%, 01/15/29 (f)	365,000	345,414
5.750%, 06/01/28	320,000	313,769
Invitation Homes Operating Partnership L.P. 2.300%, 11/15/28	93,000	76,901
Kimco Realty Corp. 2.250%, 12/01/31	374,000	287,132
National Retail Properties, Inc. 3.100%, 04/15/50	473,000	290,045
3.500%, 04/15/51	1,284,000	858,649
4.300%, 10/15/28	432,000	400,784
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/29 (144A)	892,000	755,078
Prologis L.P. 1.750%, 02/01/31	1,944,000	1,530,305
2.250%, 04/15/30	354,000	294,922
4.625%, 01/15/33	814,000	788,007
Realty Income Corp. 3.250%, 01/15/31	920,000	797,793
Service Properties Trust 4.350%, 10/01/24	178,000	161,815
4.500%, 06/15/23	1,350,000	1,326,634
4.500%, 03/15/25	473,000	407,985
5.500%, 12/15/27	135,000	116,257
7.500%, 09/15/25	680,000	647,989
VICI Properties L.P. 4.750%, 02/15/28	2,147,000	2,036,789
4.950%, 02/15/30	4,039,000	3,844,794
5.125%, 05/15/32	968,000	896,320
5.625%, 05/15/52	354,000	313,138
VICI Properties L.P. / VICI Note Co., Inc. 3.750%, 02/15/27 (144A) (f)	1,522,000	1,381,588
4.125%, 08/15/30 (144A)	434,000	379,822
4.250%, 12/01/26 (144A)	683,000	637,187
5.750%, 02/01/27 (144A)	90,000	87,728
WP Carey, Inc. 2.400%, 02/01/31	612,000	487,623
2.450%, 02/01/32	401,000	313,345
XHR L.P. 4.875%, 06/01/29 (144A)	137,000	112,220

		50,218,263

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—0.2%
Dick’s Sporting Goods, Inc. 4.100%, 01/15/52	179,000	$115,397
InRetail Consumer 3.250%, 03/22/28 (144A)	330,000	283,762
Lowe’s Cos., Inc. 2.800%, 09/15/41	397,000	270,159
3.000%, 10/15/50	176,000	111,961
4.500%, 04/15/30	3,315,000	3,176,932
SRS Distribution, Inc. 4.625%, 07/01/28 (144A)	147,000	130,311

		4,088,522

Semiconductors—1.1%
Applied Materials, Inc. 4.350%, 04/01/47	316,000	284,140
Broadcom, Inc. 2.450%, 02/15/31 (144A)	432,000	340,251
3.187%, 11/15/36 (144A)	1,862,000	1,337,452
3.419%, 04/15/33 (144A)	4,010,000	3,214,848
3.469%, 04/15/34 (144A)	3,384,000	2,699,527
3.500%, 02/15/41 (144A)	132,000	93,724
3.750%, 02/15/51 (144A)	176,000	121,507
4.300%, 11/15/32	1,794,000	1,581,125
Intel Corp. 3.734%, 12/08/47	1,228,000	920,292
KLA Corp. 3.300%, 03/01/50	2,305,000	1,669,152
5.000%, 03/15/49	318,000	296,367
5.250%, 07/15/62	1,670,000	1,603,658
Lam Research Corp. 2.875%, 06/15/50	624,000	416,964
4.875%, 03/15/49	762,000	721,418
Micron Technology, Inc. 2.703%, 04/15/32	384,000	287,127
3.477%, 11/01/51	179,000	111,190
NVIDIA Corp. 3.500%, 04/01/50	501,000	378,134
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 2.500%, 05/11/31	4,079,000	3,248,842
2.650%, 02/15/32	1,710,000	1,338,320
3.250%, 11/30/51	179,000	111,463
3.400%, 05/01/30	2,168,000	1,873,465
4.300%, 06/18/29	3,699,000	3,448,574
5.000%, 01/15/33	1,265,000	1,194,654
QUALCOMM, Inc. 4.500%, 05/20/52	408,000	357,312
5.400%, 05/20/33	1,536,000	1,599,160
6.000%, 05/20/53	1,429,000	1,517,699

		30,766,365

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 2.043%, 08/16/28	404,000	332,996

Software—0.8%
Autodesk, Inc. 2.400%, 12/15/31	426,000	340,299
Electronic Arts, Inc. 1.850%, 02/15/31	643,000	505,389
Fidelity National Information Services, Inc. 1.000%, 12/03/28 (EUR)	1,463,000	1,301,941
Microsoft Corp. 2.921%, 03/17/52	489,000	345,968
4.250%, 02/06/47	795,000	745,372
Oracle Corp. 3.600%, 04/01/40	7,123,000	5,225,510
3.600%, 04/01/50	3,085,000	2,077,028
3.650%, 03/25/41	1,608,000	1,187,015
3.800%, 11/15/37	718,000	568,506
3.850%, 04/01/60	176,000	116,940
3.950%, 03/25/51	1,349,000	961,081
4.000%, 07/15/46	4,072,000	2,967,422
4.000%, 11/15/47	967,000	706,776
6.900%, 11/09/52	402,000	430,069
Playtika Holding Corp. 4.250%, 03/15/29 (144A)	161,000	126,377
salesforce.com, Inc. 3.050%, 07/15/61	656,000	416,544
ServiceNow, Inc. 1.400%, 09/01/30	2,335,000	1,786,314
VMware, Inc. 2.200%, 08/15/31	2,910,000	2,208,294
Workday, Inc. 3.800%, 04/01/32 (f)	327,000	288,655

		22,305,500

Telecommunications—1.7%
AT&T, Inc. 3.500%, 06/01/41	367,000	273,684
3.500%, 09/15/53	757,000	510,927
3.550%, 09/15/55	1,709,000	1,140,319
3.650%, 06/01/51	526,000	370,468
3.650%, 09/15/59	3,279,000	2,194,736
4.350%, 03/01/29	1,399,000	1,330,403
4.500%, 05/15/35	4,468,000	4,061,630
4.500%, 03/09/48	534,000	434,783
4.650%, 06/01/44	340,000	285,400
Axtel S.A.B. de CV 6.375%, 11/14/24 (144A)	451,000	368,888
Digicel Group Holdings, Ltd. 8.000%, 04/01/25 (144A) (h)	295,601	79,110
Digicel International Finance, Ltd. / Digicel Holdings Bermuda, Ltd. 8.000%, 12/31/26 (144A)	48,530	21,353
8.750%, 05/25/24 (144A)	121,567	104,548
13.000%, 12/31/25 (144A) (h)	73,953	38,086
Juniper Networks, Inc. 2.000%, 12/10/30	723,000	550,380
Kenbourne Invest S.A. 4.700%, 01/22/28 (144A)	210,000	163,800
6.875%, 11/26/24 (144A)	310,000	295,120

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Motorola Solutions, Inc. 2.300%, 11/15/30	1,312,000	$1,025,922
2.750%, 05/24/31	3,869,000	3,093,427
4.600%, 05/23/29	1,097,000	1,044,045
5.500%, 09/01/44	1,330,000	1,197,509
5.600%, 06/01/32	2,749,000	2,676,006
Oi S.A. 10.000%, 07/27/25 (h)	227,000	38,738
Rogers Communications, Inc. 3.800%, 03/15/32 (144A)	3,262,000	2,814,954
4.550%, 03/15/52 (144A)	436,000	338,025
T-Mobile USA, Inc. 2.625%, 04/15/26	620,000	568,175
2.625%, 02/15/29	502,000	424,958
3.300%, 02/15/51	265,000	176,846
3.375%, 04/15/29	3,707,000	3,265,013
3.400%, 10/15/52	265,000	178,066
3.600%, 11/15/60	179,000	118,189
3.875%, 04/15/30	3,854,000	3,491,010
Verizon Communications, Inc. 1.500%, 09/18/30	4,119,000	3,202,251
1.750%, 01/20/31	4,489,000	3,482,739
2.355%, 03/15/32	1,840,000	1,458,572
2.550%, 03/21/31 (f)	2,511,000	2,064,942
2.650%, 11/20/40	3,041,000	2,052,626
2.850%, 09/03/41	615,000	423,244
2.875%, 11/20/50	1,745,000	1,094,044
2.987%, 10/30/56	353,000	215,365
3.000%, 11/20/60	1,493,000	888,966
3.150%, 03/22/30	996,000	878,314
3.850%, 11/01/42	887,000	702,979

		49,138,560

Tobacco—0.1%
Philip Morris International, Inc. 5.125%, 11/17/27	2,501,000	2,519,266

Transportation—0.4%
Burlington Northern Santa Fe LLC 2.875%, 06/15/52	427,000	284,669
3.300%, 09/15/51	1,338,000	973,819
4.150%, 04/01/45	401,000	342,416
5.750%, 05/01/40	517,000	540,886
CSX Corp. 3.350%, 09/15/49	611,000	439,591
4.300%, 03/01/48	705,000	598,428
4.500%, 03/15/49	400,000	347,887
4.650%, 03/01/68	614,000	517,317
Norfolk Southern Corp. 3.000%, 03/15/32	5,000	4,269
3.050%, 05/15/50 (f)	1,278,000	855,982
3.155%, 05/15/55	900,000	595,607
4.050%, 08/15/52	451,000	361,243
4.550%, 06/01/53	515,000	447,629

Transportation—(Continued)
Simpar Europe S.A. 5.200%, 01/26/31 (144A)	520,000	393,900
Union Pacific Corp. 2.973%, 09/16/62	988,000	634,631
3.550%, 05/20/61	461,000	335,550
3.750%, 02/05/70	778,000	567,120
3.839%, 03/20/60	449,000	346,844
3.950%, 08/15/59	337,000	262,644
5.150%, 01/20/63	300,000	288,197
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	603,761	572,965

		9,711,594

Trucking & Leasing—0.2%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 1.700%, 06/15/26 (144A)	1,921,000	1,680,466
3.950%, 03/10/25 (144A)	1,414,000	1,362,035
4.200%, 04/01/27 (144A)	793,000	744,037
5.875%, 11/15/27 (144A)	2,266,000	2,281,903

		6,068,441

Total Corporate Bonds & Notes (Cost $827,167,845)		743,888,473

Asset-Backed Securities—11.6%

Asset-Backed - Credit Card—0.0%
Brex Commercial Charge Card Master Trust 2.090%, 07/15/24 (144A)	850,000	840,778

Asset-Backed - Home Equity—0.6%
ACE Securities Corp. Home Equity Loan Trust
Zero Coupon, 08/15/30	614,343	458,951
4.649%, 1M LIBOR + 0.260%, 05/25/37 (a)	1,037,250	181,213
Bayview Financial Revolving Asset Trust 5.389%, 1M LIBOR + 1.000%, 05/28/39 (144A) (a)	3,755,473	2,937,119
5.389%, 1M LIBOR + 1.000%, 12/28/40 (144A) (a)	180,372	181,087
Bear Stearns Asset-Backed Securities Trust 4.739%, 1M LIBOR + 0.350%, 04/25/37 (a)	2,510,996	2,459,150
6.114%, 1M LIBOR + 1.725%, 08/25/34 (a)	16,229	15,918
Citigroup Mortgage Loan Trust 4.589%, 1M LIBOR + 0.200%, 05/25/37 (a)	1,731,820	1,184,453
4.659%, 1M LIBOR + 0.270%, 05/25/37 (a)	786,668	538,792
Countrywide Home Equity Loan Trust 6.155%, 06/25/35	50,984	60,956
Credit Suisse Mortgage Capital Certificates 2.465%, 09/27/66 (144A) (a)	4,200,587	3,994,756
Home Equity Mortgage Loan Asset-Backed Trust 3.611%, 1M LIBOR + 2.025%, 07/25/34 (a)	138,664	132,669
Home Equity Mortgage Trust 5.867%, 07/25/36 (l)	477,234	56,949
Irwin Home Equity Loan Trust 6.530%, 09/25/37 (144A) (l)	54,306	49,915
MASTR Asset-Backed Securities Trust 4.669%, 1M LIBOR + 0.280%, 05/25/37 (a)	621,846	473,384
4.909%, 1M LIBOR + 0.520%, 06/25/36 (144A) (a)	356,163	319,226

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Option One Mortgage Loan Trust 4.599%, 1M LIBOR + 0.210%, 03/25/37 (a)	930,000	$719,113
5.820%, 03/25/37 (l)	851,559	739,053
5.866%, 01/25/37 (l)	2,486,610	2,048,805
Yale Mortgage Loan Trust 4.789%, 1M LIBOR + 0.400%, 06/25/37 (144A) (a)	751,160	247,117

		16,798,626

Asset-Backed - Manufactured Housing—0.3%
Bank of America Manufactured Housing Contract Trust 7.070%, 02/10/22 (a)	470,000	141,485
7.333%, 12/10/25 (a)	4,000,000	982,668
BCMSC Trust 7.575%, 06/15/30 (a)	1,270,292	177,177
7.830%, 06/15/30 (a)	1,178,847	169,957
8.290%, 06/15/30 (a)	850,435	129,812
Cascade MH Asset Trust 4.000%, 11/25/44 (144A) (a)	1,823,190	1,705,098
Conseco Finance Corp. 6.280%, 09/01/30	31,412	31,388
6.830%, 04/01/30 (a)	107,136	96,174
6.980%, 09/01/30 (a)	871,646	779,802
7.500%, 03/01/30 (a)	369,891	150,851
7.860%, 03/01/30 (a)	345,395	146,416
Conseco Finance Securitizations Corp. 7.960%, 05/01/31	881,149	277,767
8.060%, 09/01/29 (a)	586,391	130,388
8.200%, 05/01/31	1,610,098	522,712
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (a)	373,203	357,486
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A) (l)	203,821	192,715
Greenpoint Manufactured Housing 8.290%, 12/15/29 (a)	220,636	219,143
9.230%, 12/15/29 (a)	363,730	312,755
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (a)	964,641	955,414
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (a)	173,601	99,244
7.620%, 06/15/32 (a)	829,494	802,837
Origen Manufactured Housing Contract Trust 5.518%, 1M LIBOR + 1.200%, 10/15/37 (144A) (a)	251,617	250,918
7.820%, 03/15/32 (a)	234,091	211,219

		8,843,426

Asset-Backed - Other—9.9%
510 Loan Acquisition Trust 5.107%, 09/25/60 (144A) (l)	893,958	848,820
522 Funding CLO, Ltd. 6.643%, 3M LIBOR + 2.400%, 04/20/30 (144A) (a)	625,000	597,123
7.893%, 3M LIBOR + 3.650%, 04/20/30 (144A) (a)	360,000	331,141
AGL CLO, Ltd. 5.403%, 3M LIBOR + 1.160%, 07/20/34 (144A) (a)	1,310,000	1,276,878
5.428%, 3M LIBOR + 1.150%, 12/02/34 (144A) (a)	1,330,000	1,293,891

Asset-Backed - Other—(Continued)
AGL Core CLO, Ltd. 5.313%, 3M LIBOR + 1.070%, 04/20/33 (144A) (a)	860,000	839,170
5.393%, 3M LIBOR + 1.150%, 01/20/35 (144A) (a)	250,000	243,485
AIG CLO, Ltd. 5.363%, 3M LIBOR + 1.120%, 04/20/32 (144A) (a)	250,000	245,983
AIMCO CLO 5.179%, 3M LIBOR + 1.100%, 01/15/32 (144A) (a)	940,000	923,053
5.679%, 3M LIBOR + 1.600%, 10/17/34 (144A) (a)	250,000	240,870
Allegro CLO, Ltd. 5.358%, 3M LIBOR + 1.080%, 10/21/28 (144A) (a)	1,035,396	1,023,149
ALM, Ltd. 5.929%, 3M LIBOR + 1.850%, 10/15/29 (144A) (a)	1,220,000	1,187,476
ALME Loan Funding V B.V. 6.788%, 3M EURIBOR + 5.410%, 07/15/31 (144A) (EUR) (a)	270,000	235,545
AMMC CLO, Ltd. 5.375%, 3M LIBOR + 1.050%, 07/24/29 (144A) (a)	393,905	390,569
Anchorage Capital CLO, Ltd. 5.129%, 3M LIBOR + 1.050%, 07/15/30 (144A) (a)	889,946	878,599
5.191%, 3M LIBOR + 1.250%, 10/13/30 (144A) (a)	835,000	825,914
5.249%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	1,890,000	1,844,719
5.464%, 3M LIBOR + 1.090%, 01/28/31 (144A) (a)	830,000	819,404
5.529%, 3M LIBOR + 1.450%, 01/15/30 (144A) (a)	2,410,000	2,362,448
5.874%, 3M LIBOR + 1.500%, 01/28/31 (144A) (a)	1,270,000	1,240,719
5.929%, 3M LIBOR + 1.850%, 01/15/30 (144A) (a)	1,010,000	976,268
6.091%, 3M LIBOR + 2.150%, 10/13/30 (144A) (a)	590,000	567,951
6.124%, 3M LIBOR + 1.750%, 01/28/31 (144A) (a)	1,480,000	1,431,679
6.158%, 3M LIBOR + 1.800%, 10/27/34 (144A) (a)	1,050,000	1,013,939
6.224%, 3M LIBOR + 1.850%, 01/28/31 (144A) (a)	1,740,000	1,652,161
7.874%, 3M LIBOR + 3.500%, 01/28/31 (144A) (a)	250,000	227,962
Antares CLO Trust 5.888%, 3M LIBOR + 1.530%, 07/25/33 (144A) (a)	1,820,000	1,756,402
Apidos CLO 5.743%, 3M LIBOR + 1.500%, 04/20/31 (144A) (a)	250,000	242,260
6.144%, 3M LIBOR + 1.950%, 07/18/29 (144A) (a)	250,000	239,751
Aqua Finance Trust 2.400%, 07/17/46 (144A)	430,000	361,962
Ares CLO, Ltd. 5.249%, 3M LIBOR + 1.170%, 10/15/30 (144A) (a)	390,000	384,734
Ares European CLO XII DAC 3.156%, 3M EURIBOR + 1.700%, 04/20/32 (144A) (EUR) (a)	297,000	298,235
Ares LII CLO, Ltd. 5.375%, 3M LIBOR + 1.050%, 04/22/31 (144A) (a)	1,330,000	1,305,017
Ares LIX CLO, Ltd. 5.388%, 3M LIBOR + 1.030%, 04/25/34 (144A) (a)	250,000	242,855
Ares LVI CLO, Ltd. 5.518%, 3M LIBOR + 1.160%, 10/25/34 (144A) (a)	350,000	338,674
10.858%, 3M LIBOR + 6.500%, 10/25/34 (144A) (a)	280,000	249,631
ARM Master Trust Corp. 2.430%, 11/15/27 (144A)	370,000	340,850
Armada Euro CLO IV DAC 4.678%, 3M EURIBOR + 3.300%, 07/15/31 (144A) (EUR) (a)	250,000	232,364
Assurant CLO, Ltd. 5.283%, 3M LIBOR + 1.040%, 04/20/31 (144A) (a)	500,000	488,840

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Avoca CLO 2.678%, 3M EURIBOR + 1.300%, 04/15/35 (EUR) (a)	150,000	$147,502
4.278%, 3M EURIBOR + 2.900%, 04/15/35 (144A) (EUR) (a)	250,000	222,880
Babson CLO, Ltd. 5.643%, 3M LIBOR + 1.400%, 01/20/31 (144A) (a)	250,000	241,702
Bain Capital Credit CLO 5.743%, 3M LIBOR + 1.500%, 07/20/30 (144A) (a)	250,000	239,280
5.827%, 3M LIBOR + 1.600%, 07/19/31 (144A) (a)	250,000	241,235
7.425%, 3M LIBOR + 3.100%, 07/24/34 (144A) (a)	250,000	221,420
Bankers Healthcare Group Securitization Trust 5.170%, 09/17/31 (144A)	100,000	91,525
Bardot CLO, Ltd. 7.325%, 3M LIBOR + 3.000%, 10/22/32 (144A) (a)	250,000	227,389
Barings CLO, Ltd. 5.313%, 3M LIBOR + 1.070%, 04/20/31 (144A) (a)	250,000	245,454
5.433%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	870,000	858,566
Battalion CLO, Ltd. 5.259%, 3M LIBOR + 1.180%, 07/15/34 (144A) (a)	730,000	707,768
5.264%, 3M LIBOR + 1.070%, 07/18/30 (144A) (a)	1,267,376	1,245,433
5.495%, 3M LIBOR + 1.170%, 01/25/35 (144A) (a)	6,220,000	6,052,632
5.744%, 3M LIBOR + 1.550%, 07/18/30 (144A) (a)	642,000	617,973
5.829%, 3M LIBOR + 1.750%, 10/15/36 (144A) (a)	298,000	282,015
5.875%, 3M LIBOR + 1.550%, 01/25/35 (144A) (a)	480,000	462,578
6.045%, 3M LIBOR + 1.720%, 04/24/34 (144A) (a)	250,000	239,149
10.393%, 3M LIBOR + 6.150%, 10/20/31 (144A) (a)	250,000	220,311
Benefit Street Partners CLO, Ltd. 5.333%, 3M LIBOR + 1.090%, 04/20/31 (144A) (a)	1,030,000	1,013,536
5.343%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	2,000,000	1,972,638
5.433%, 3M LIBOR + 1.190%, 07/20/34 (144A) (a)	3,800,000	3,699,106
5.893%, 3M LIBOR + 1.650%, 07/20/29 (144A) (a)	290,000	284,435
6.079%, 3M LIBOR + 2.000%, 10/15/30 (144A) (a)	270,000	256,037
10.829%, 3M LIBOR + 6.750%, 07/15/34 (144A) (a)	250,000	227,336
BHG Securitization Trust 2.240%, 10/17/34 (144A)	130,000	102,320
BlueMountain CLO, Ltd. 5.339%, 3M LIBOR + 1.260%, 04/15/34 (144A) (a)	100,000	97,578
5.505%, 3M LIBOR + 1.180%, 10/22/30 (144A) (a)	745,093	734,357
5.579%, 3M LIBOR + 1.500%, 07/15/31 (144A) (a)	660,000	640,158
6.925%, 3M LIBOR + 2.250%, 08/20/32 (144A) (a)	260,000	249,732
BlueMountain EUR CLO DAC 3.128%, 3M EURIBOR + 1.750%, 10/15/35 (144A) (EUR) (a)	560,000	547,787
Bridge Street CLO II, Ltd. 5.473%, 3M LIBOR + 1.230%, 07/20/34 (144A) (a)	250,000	241,538
Buttermilk Park CLO, Ltd. 5.179%, 3M LIBOR + 1.100%, 10/15/31 (144A) (a)	250,000	245,957
C-BASS Trust 4.709%, 1M LIBOR + 0.320%, 10/25/36 (a)	164,879	108,687
Canyon Capital CLO, Ltd. 5.179%, 3M LIBOR + 1.100%, 04/15/32 (144A) (a)	460,000	451,579
5.779%, 3M LIBOR + 1.700%, 01/15/34 (144A) (a)	290,000	279,692
Carlyle Global Market Strategies CLO, Ltd. 5.049%, 3M LIBOR + 0.970%, 04/17/31 (144A) (a)	967,060	950,790

Asset-Backed - Other—(Continued)
Carlyle U.S. CLO, Ltd. 5.239%, 3M LIBOR + 1.160%, 07/15/34 (144A) (a)	610,000	595,600
5.259%, 3M LIBOR + 1.180%, 01/15/30 (144A) (a)	1,550,000	1,524,679
5.393%, 3M LIBOR + 1.150%, 10/20/34 (144A) (a)	710,000	689,471
Carrington Mortgage Loan Trust 4.549%, 1M LIBOR + 0.160%, 10/25/36 (a)	164,548	157,199
CarVal CLO, Ltd. 7.443%, 3M LIBOR + 3.200%, 04/20/32 (144A) (a)	870,000	799,857
CBAM, Ltd. 5.493%, 3M LIBOR + 1.250%, 07/20/30 (144A) (a)	1,993,487	1,972,454
Cedar Funding CLO, Ltd. 5.179%, 3M LIBOR + 1.100%, 07/17/31 (144A) (a)	770,000	754,903
5.223%, 3M LIBOR + 0.980%, 04/20/31 (144A) (a)	380,000	374,560
5.293%, 3M LIBOR + 1.050%, 04/20/34 (144A) (a)	3,020,000	2,916,085
5.323%, 3M LIBOR + 1.080%, 04/20/34 (144A) (a)	535,000	517,655
5.593%, 3M LIBOR + 1.350%, 04/20/34 (144A) (a)	510,000	477,582
6.086%, 3M LIBOR + 1.350%, 05/29/32 (144A) (a)	250,000	239,524
Chase Funding Trust 6.333%, 04/25/32 (l)	52,776	52,172
CIFC Funding, Ltd. 5.129%, 3M LIBOR + 1.050%, 07/15/33 (144A) (a)	1,100,000	1,082,744
5.194%, 3M LIBOR + 1.000%, 04/18/31 (144A) (a)	1,289,000	1,269,911
5.219%, 3M LIBOR + 1.140%, 07/15/34 (144A) (a)	280,000	271,143
5.229%, 3M LIBOR + 1.150%, 07/15/36 (144A) (a)	250,000	244,297
5.288%, 3M LIBOR + 1.010%, 04/23/29 (144A) (a)	1,096,754	1,085,847
5.373%, 3M LIBOR + 1.130%, 10/20/34 (144A) (a)	1,190,000	1,161,083
5.829%, 3M LIBOR + 1.750%, 07/16/30 (144A) (a)	250,000	243,735
5.958%, 3M LIBOR + 1.600%, 04/27/31 (144A) (a)	250,000	243,763
Citigroup Mortgage Loan Trust 4.559%, 1M LIBOR + 0.170%, 07/25/45 (a)	604,457	429,667
Clear Creek CLO 5.443%, 3M LIBOR + 1.200%, 10/20/30 (144A) (a)	250,000	246,493
Clontarf Park CLO DAC 4.782%, 3M EURIBOR + 3.050%, 08/05/30 (EUR) (a)	310,000	299,545
Credit-Based Asset Servicing & Securitization LLC 3.024%, 12/25/36 (l)	148,314	116,245
Crown Point CLO 10, Ltd. 5.413%, 3M LIBOR + 1.170%, 07/20/34 (144A) (a)	620,000	605,108
CVC Cordatus Loan Fund DAC 3.121%, 3M EURIBOR + 1.300%, 02/22/34 (EUR) (a)	250,000	246,914
CWABS Asset-Backed Certificates Trust 4.533%, 04/25/36 (a)	787,004	678,278
4.549%, 1M LIBOR + 0.160%, 09/25/46 (a)	9,291	9,242
4.649%, 1M LIBOR + 0.260%, 12/25/36 (a)	285,750	260,659
CWHEQ Revolving Home Equity Loan Resecuritization Trust 4.618%, 1M LIBOR + 0.300%, 12/15/33 (144A) (a)	105,820	105,476
CWHEQ Revolving Home Equity Loan Trust 4.468%, 1M LIBOR + 0.150%, 11/15/36 (a)	168,196	162,759
4.498%, 1M LIBOR + 0.180%, 05/15/35 (a)	71,779	70,460
Diameter Capital CLO, Ltd. 5.319%, 3M LIBOR + 1.240%, 07/15/36 (144A) (a)	250,000	239,813
Dryden 45 Senior Loan Fund 5.779%, 3M LIBOR + 1.700%, 10/15/30 (144A) (a)	540,000	527,717
Dryden 87 CLO, Ltd. 5.775%, 3M LIBOR + 1.100%, 05/20/34 (144A) (a)	400,000	390,372

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Dryden CLO, Ltd. 5.199%, 3M LIBOR + 1.120%, 01/15/31 (144A) (a)	6,020,000	$5,951,811
5.794%, 3M LIBOR + 1.600%, 07/18/30 (144A) (a)	250,000	242,368
5.795%, 3M LIBOR + 1.120%, 05/20/34 (144A) (a)	610,000	593,207
Dryden Senior Loan Fund 5.283%, 3M LIBOR + 1.040%, 04/20/34 (144A) (a)	910,000	882,187
5.806%, 3M LIBOR + 1.200%, 08/15/30 (144A) (a)	2,195,431	2,168,225
Eaton Vance CLO, Ltd. 6.279%, 3M LIBOR + 2.200%, 10/15/30 (144A) (a)	710,000	674,921
10.579%, 3M LIBOR + 6.500%, 04/15/31 (144A) (a)	500,000	454,602
Elmwood CLO II, Ltd. 5.393%, 3M LIBOR + 1.150%, 04/20/34 (144A) (a)	750,000	732,258
5.893%, 3M LIBOR + 1.650%, 04/20/34 (144A) (a)	250,000	240,977
11.043%, 3M LIBOR + 6.800%, 04/20/34 (144A) (a)	250,000	221,950
Elmwood CLO X, Ltd. 5.283%, 3M LIBOR + 1.040%, 10/20/34 (144A) (a)	1,220,000	1,197,951
Elmwood CLO, Ltd. 5.393%, 3M LIBOR + 1.150%, 01/20/35 (144A) (a)	250,000	242,773
6.193%, 3M LIBOR + 1.950%, 10/20/34 (144A) (a)	250,000	236,980
Euro-Galaxy CLO 4.752%, 3M EURIBOR + 3.250%, 04/24/34 (144A) (EUR) (a)	290,000	270,720
Fairstone Financial Issuance Trust 3.735%, 10/20/39 (144A) (CAD)	323,000	225,523
Fidelity Grand Harbour CLO DAC 4.978%, 3M EURIBOR + 3.600%, 10/15/34 (144A) (EUR) (a)	250,000	226,356
First Franklin Mortgage Loan Trust 4.539%, 1M LIBOR + 0.150%, 12/25/36 (a)	1,611,424	1,458,339
4.669%, 1M LIBOR + 0.280%, 12/25/36 (a)	3,922,642	1,673,321
4.809%, 1M LIBOR + 0.420%, 12/25/36 (a)	7,215,945	3,098,195
Flatiron CLO, Ltd. 5.075%, 3M TSFR + 1.212%, 04/17/31 (144A) (a)	270,000	265,632
5.337%, 3M LIBOR + 1.110%, 07/19/34 (144A) (a)	2,390,000	2,331,557
Foundation Finance Trust 2.190%, 01/15/42 (144A)	817,930	747,596
Fremont Home Loan Trust 4.669%, 1M LIBOR + 0.280%, 02/25/37 (a)	713,143	547,632
FS Rialto 5.576%, 1M LIBOR + 1.250%, 11/16/36 (144A) (a)	566,000	539,701
Galaxy CLO, Ltd. 5.179%, 3M LIBOR + 1.100%, 07/15/31 (144A) (a)	250,000	245,542
5.279%, 3M LIBOR + 1.200%, 04/16/34 (144A) (a)	660,000	642,854
Generate CLO, Ltd. 5.493%, 3M LIBOR + 1.250%, 10/20/29 (144A) (a)	598,506	592,150
5.993%, 3M LIBOR + 1.750%, 10/20/29 (144A) (a)	850,000	833,536
6.775%, 3M LIBOR + 2.450%, 01/22/35 (144A) (a)	250,000	235,360
7.825%, 3M LIBOR + 3.500%, 01/22/35 (144A) (a)	250,000	233,164
Gilbert Park CLO, Ltd. 7.029%, 3M LIBOR + 2.950%, 10/15/30 (144A) (a)	861,000	808,451
GoldentTree Loan Management U.S. CLO, Ltd. 5.373%, 3M LIBOR + 1.130%, 10/20/34 (144A) (a)	910,000	886,308
Goldman Home Improvement Trust Issuer Trust 1.970%, 06/25/51 (144A)	403,000	351,758
Golub Capital BDC CLO LLC 6.879%, 3M LIBOR + 2.800%, 04/15/33 (144A) (a)	250,000	220,999

Asset-Backed - Other—(Continued)
Golub Capital Partners CLO 58B, Ltd. 5.538%, 3M LIBOR + 1.180%, 01/25/35 (144A) (a)	270,000	260,746
Gracie Point International Funding 5.520%, 1M LIBOR + 1.400%, 11/01/23 (144A) (a)	120,000	119,590
6.520%, 1M LIBOR + 2.400%, 11/01/23 (144A) (a)	160,000	159,181
Great Lakes CLO, Ltd. 5.639%, 3M LIBOR + 1.560%, 07/15/31 (144A) (a)	730,000	717,515
5.779%, 3M LIBOR + 1.700%, 04/15/33 (144A) (a)	420,000	402,825
Grippen Park CLO, Ltd. 7.543%, 3M LIBOR + 3.300%, 01/20/30 (144A) (a)	250,000	232,787
Gulf Stream Meridian, Ltd. 5.279%, 3M LIBOR + 1.200%, 07/15/34 (144A) (a)	1,860,000	1,816,500
5.879%, 3M LIBOR + 1.800%, 07/15/34 (144A) (a)	250,000	241,125
10.429%, 3M LIBOR + 6.350%, 07/15/34 (144A) (a)	250,000	217,719
Henley CLO DAC 2.893%, 3M EURIBOR + 1.350%, 04/25/34 (EUR) (a)	100,000	96,682
Highbridge Loan Management, Ltd. 5.374%, 3M LIBOR + 1.180%, 07/18/29 (144A) (a)	493,892	489,013
5.383%, 3M LIBOR + 1.140%, 04/20/34 (144A) (a)	1,160,000	1,130,591
Home Partners of America Trust 3.799%, 12/17/26 (144A)	1,376,677	1,125,434
HPS Loan Management, Ltd. 5.532%, 3M LIBOR + 1.000%, 02/05/31 (144A) (a)	1,380,565	1,358,839
ICG U.S. CLO, Ltd. 5.367%, 3M LIBOR + 1.140%, 10/19/28 (144A) (a)	889,222	877,798
Invesco Euro CLO V DAC 5.178%, 3M EURIBOR + 3.800%, 01/15/34 (EUR) (a)	100,000	95,723
Knollwood CDO, Ltd. 7.109%, 3M LIBOR + 3.200%, 01/10/39 (144A)† (a)	1,077,056	108
LCM, Ltd. 5.149%, 3M LIBOR + 1.070%, 04/15/31 (144A) (a)	250,000	243,771
5.283%, 3M LIBOR + 1.040%, 10/20/27 (144A) (a)	286,725	285,007
5.313%, 3M LIBOR + 1.070%, 01/20/31 (144A) (a)	2,590,000	2,542,694
Legacy Mortgage Asset Trust 3.375%, 02/25/59 (144A) (a)	999,749	931,378
Lehman ABS Mortgage Loan Trust 4.479%, 1M LIBOR + 0.090%, 06/25/37 (144A) (a)	132,408	92,776
Lendmark Funding Trust 3.090%, 04/20/32 (144A)	170,000	128,878
Loanpal Solar Loan, Ltd. 2.290%, 01/20/48 (144A)	887,139	674,684
2.750%, 07/20/47 (144A)	933,403	773,483
Logan CLO, Ltd. 5.403%, 3M LIBOR + 1.160%, 07/20/34 (144A) (a)	730,000	711,922
Long Beach Mortgage Loan Trust 4.689%, 1M LIBOR + 0.300%, 06/25/36 (a)	471,918	230,920
4.709%, 1M LIBOR + 0.320%, 08/25/36 (a)	531,746	222,991
Longfellow Place CLO, Ltd. 5.829%, 3M LIBOR + 1.750%, 04/15/29 (144A) (a)	250,000	244,891
Madison Park Euro Funding DAC 4.578%, 3M EURIBOR + 3.200%, 05/25/34 (144A) (EUR) (a)	250,000	222,622
4.978%, 3M EURIBOR + 3.600%, 07/15/32 (144A) (EUR) (a)	250,000	232,622

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Madison Park Funding, Ltd.
5.149%, 3M LIBOR + 1.070%, 07/15/33 (144A) (a)	350,000	$342,670
5.177%, 3M LIBOR + 0.950%, 04/19/30 (144A) (a)	1,255,178	1,239,913
5.199%, 3M LIBOR + 1.120%, 07/15/34 (144A) (a)	790,000	770,161
5.199%, 3M LIBOR + 1.120%, 07/17/34 (144A) (a)	860,000	838,356
5.218%, 3M LIBOR + 0.940%, 10/21/30 (144A) (a)	5,000,000	4,916,440
5.233%, 3M LIBOR + 0.990%, 04/20/32 (144A) (a)	550,000	537,979
5.245%, 3M LIBOR + 0.920%, 01/22/28 (144A) (a)	1,004,110	993,526
5.615%, 3M LIBOR + 1.200%, 07/29/30 (144A) (a)	2,030,000	2,010,691
5.975%, 3M LIBOR + 1.650%, 04/22/27 (144A) (a)	1,119,000	1,081,417
6.008%, 3M LIBOR + 1.650%, 04/25/29 (144A) (a)	250,000	243,799
6.358%, 3M LIBOR + 2.000%, 07/27/31 (144A) (a)	250,000	239,017
10.477%, 3M LIBOR + 6.250%, 10/19/34 (144A) (a)	250,000	216,342
Marble Point CLO, Ltd. 5.374%, 3M LIBOR + 1.180%, 12/18/30 (144A) (a)	580,000	570,702
Mariner CLO LLC 5.315%, 3M LIBOR + 0.990%, 07/23/29 (144A) (a)	235,903	233,072
5.825%, 3M LIBOR + 1.500%, 07/23/29 (144A) (a)	522,000	506,637
6.375%, 3M LIBOR + 2.050%, 07/23/29 (144A) (a)	1,015,000	978,001
Mariner Finance Issuance Trust 3.420%, 11/20/36 (144A)	100,000	77,633
3.510%, 07/20/32 (144A)	560,000	531,447
4.010%, 07/20/32 (144A)	490,000	453,682
4.680%, 11/20/36 (144A)	400,000	300,038
Merrill Lynch First Franklin Mortgage Loan Trust 4.869%, 1M LIBOR + 0.480%, 05/25/37 (a)	7,782,311	5,851,434
Mill City Solar Loan, Ltd. 3.690%, 07/20/43 (144A)	1,077,554	966,696
Mosaic Solar Loan Trust 2.100%, 04/20/46 (144A)	153,700	133,421
2.880%, 09/20/40 (144A)	123,296	105,909
MP CLO, Ltd. 5.493%, 3M LIBOR + 1.250%, 10/20/30 (144A) (a)	1,010,000	993,012
Neuberger Berman Loan Advisers CLO, Ltd. 5.114%, 3M LIBOR + 0.920%, 10/18/30 (144A) (a)	1,770,000	1,744,494
5.119%, 3M LIBOR + 1.040%, 04/15/34 (144A) (a)	440,000	425,631
5.179%, 3M LIBOR + 1.100%, 07/16/35 (144A) (a)	680,000	663,486
5.693%, 3M LIBOR + 1.450%, 07/20/31 (144A) (a)	250,000	242,098
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.789%, 1M LIBOR + 0.400%, 10/25/36 (144A) (a)	76,627	85,847
OAK Hill European Credit Partners V DAC 3.362%, 3M EURIBOR + 1.900%, 01/21/35 (144A) (EUR) (a)	250,000	246,542
OCP CLO, Ltd. 4.909%, 3M LIBOR + 1.000%, 04/10/33 (144A) (a)	250,000	243,713
5.333%, 3M LIBOR + 1.090%, 07/20/32 (144A) (a)	500,000	487,744
5.407%, 3M LIBOR + 1.080%, 04/26/31 (144A) (a)	160,000	157,616
5.423%, 3M LIBOR + 1.180%, 12/02/34 (144A) (a)	330,000	318,892
5.727%, 3M LIBOR + 1.400%, 04/26/31 (144A) (a)	180,000	172,614
6.225%, 3M LIBOR + 1.900%, 04/24/29 (144A) (a)	911,000	888,251
6.625%, 3M LIBOR + 1.950%, 11/20/30 (144A) (a)	250,000	235,076
Octagon 54, Ltd. 7.129%, 3M LIBOR + 3.050%, 07/15/34 (144A) (a)	250,000	229,562
Octagon Investment Partners, Ltd.
5.039%, 3M LIBOR + 0.960%, 04/16/31 (144A) (a)	2,210,000	2,175,979
5.099%, 3M LIBOR + 1.020%, 07/17/30 (144A) (a)	3,370,000	3,321,014

Asset-Backed - Other—(Continued)
Octagon Investment Partners, Ltd.
5.358%, 3M LIBOR + 1.000%, 01/25/31 (144A) (a)	3,670,000	3,616,337
5.393%, 3M LIBOR + 1.150%, 07/20/34 (144A) (a)	1,170,000	1,138,823
5.433%, 3M LIBOR + 1.190%, 01/20/31 (144A) (a)	250,000	247,637
5.577%, 3M LIBOR + 1.350%, 07/19/30 (144A) (a)	250,000	241,777
5.938%, 3M LIBOR + 1.580%, 07/25/30 (144A) (a)	250,000	242,658
OHA Credit Funding, Ltd. 5.383%, 3M LIBOR + 1.140%, 07/02/35 (144A) (a)	550,000	536,544
5.428%, 3M LIBOR + 1.150%, 04/21/34 (144A) (a)	2,340,000	2,297,236
5.475%, 3M LIBOR + 1.150%, 10/22/36 (144A) (a)	250,000	242,366
5.893%, 3M LIBOR + 1.650%, 07/02/35 (144A) (a)	343,000	331,028
OHA Loan Funding, Ltd. 5.377%, 3M LIBOR + 1.150%, 01/19/37 (144A) (a)	500,000	486,879
5.732%, 3M LIBOR + 1.040%, 05/23/31 (144A) (a)	5,670,000	5,598,751
OneMain Financial Issuance Trust 3.140%, 10/14/36 (144A)	3,280,000	2,927,016
3.840%, 05/14/32 (144A)	1,049,609	1,041,954
Oportun Issuance Trust 1.960%, 05/08/31 (144A)	170,000	146,841
2.180%, 10/08/31 (144A)	2,500,000	2,187,033
2.670%, 10/08/31 (144A)	1,191,000	1,033,792
3.610%, 10/08/31 (144A)	383,000	324,528
3.650%, 05/08/31 (144A)	100,000	83,954
Owl Rock CLO VI, Ltd. 6.196%, 3M LIBOR + 1.450%, 06/21/32 (144A) (a)	250,000	241,495
OZLM Funding, Ltd. 5.575%, 3M LIBOR + 1.250%, 10/22/30 (144A) (a)	10,503,398	10,385,056
OZLM XXII, Ltd. 5.149%, 3M LIBOR + 1.070%, 01/17/31 (144A) (a)	249,683	246,154
OZLM, Ltd. 5.099%, 3M LIBOR + 1.020%, 04/15/31 (144A) (a)	520,000	506,704
6.143%, 3M LIBOR + 1.900%, 01/20/31 (144A) (a)	320,000	293,764
Palmer Square CLO, Ltd. 5.179%, 3M LIBOR + 1.100%, 07/16/31 (144A) (a)	1,240,000	1,222,894
5.209%, 3M LIBOR + 1.130%, 01/17/31 (144A) (a)	1,312,000	1,298,078
5.224%, 3M LIBOR + 1.030%, 04/18/31 (144A) (a)	1,040,000	1,024,250
5.227%, 3M LIBOR + 1.000%, 10/17/31 (144A) (a)	560,000	550,036
5.229%, 3M LIBOR + 1.150%, 01/15/35 (144A) (a)	250,000	244,684
5.686%, 3M LIBOR + 1.080%, 11/15/31 (144A) (a)	250,000	245,858
5.805%, 3M LIBOR + 1.130%, 05/21/34 (144A) (a)	4,195,000	4,103,834
6.375%, 3M LIBOR + 1.700%, 05/21/34 (144A) (a)	250,000	239,103
9.679%, 3M LIBOR + 5.600%, 07/16/31 (144A) (a)	250,000	222,587
Palmer Square Loan Funding, Ltd. 6.025%, 3M LIBOR + 1.350%, 02/20/28 (144A) (a)	980,000	963,224
9.079%, 3M LIBOR + 5.000%, 10/15/29 (144A) (a)	270,000	237,873
Parallel, Ltd. 5.993%, 3M LIBOR + 1.750%, 07/20/27 (144A) (a)	350,000	341,910
Park Avenue Institutional Advisers CLO, Ltd. 5.890%, 3M LIBOR + 1.240%, 02/14/34 (144A) (a)	1,050,000	1,020,075
6.200%, 3M LIBOR + 1.550%, 02/14/34 (144A) (a)	730,000	692,264
11.543%, 3M LIBOR + 7.300%, 01/20/34 (144A) (a)	250,000	213,349
Pikes Peak CLO 5.413%, 3M LIBOR + 1.170%, 07/20/34 (144A) (a)	1,180,000	1,143,202
5.505%, 3M LIBOR + 1.180%, 07/24/31 (144A) (a)	250,000	246,581
Post CLO, Ltd. 7.029%, 3M LIBOR + 2.950%, 04/16/31 (144A) (a)	250,000	233,815

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Pretium Mortgage Credit Partners LLC 2.487%, 07/25/51 (144A) (l)	1,803,375	$1,666,071
Prima Capital CRE Securitization, Ltd. 4.000%, 08/24/40 (144A)	1,740,000	1,547,693
4.000%, 08/24/49 (144A)	241,775	227,383
Progress Residential Trust 2.757%, 04/17/38 (144A)	500,000	420,406
3.395%, 04/19/38 (144A)	967,000	816,770
3.407%, 05/17/38 (144A)	1,340,000	1,138,651
3.436%, 05/17/26 (144A)	1,070,000	911,106
3.666%, 12/17/40 (144A)	347,919	275,363
4.053%, 11/17/40 (144A)	221,000	175,402
4.608%, 12/17/40 (144A)	1,405,674	1,148,693
Race Point CLO, Ltd. 5.019%, 3M LIBOR + 0.940%, 10/15/30 (144A) (a)	789,000	777,281
Rad CLO, Ltd. 5.159%, 3M LIBOR + 1.080%, 10/15/31 (144A) (a)	540,000	530,892
5.333%, 3M LIBOR + 1.090%, 01/20/34 (144A) (a)	250,000	244,185
5.629%, 3M LIBOR + 1.550%, 04/15/32 (144A) (a)	250,000	241,481
6.829%, 3M LIBOR + 2.750%, 04/15/32 (144A) (a)	250,000	231,982
7.158%, 3M LIBOR + 2.800%, 04/25/32 (144A) (a)	250,000	242,474
Regatta VI Funding, Ltd. 5.403%, 3M LIBOR + 1.160%, 04/20/34 (144A) (a)	760,000	738,677
Regatta VII Funding, Ltd. 5.896%, 3M LIBOR + 1.150%, 06/20/34 (144A) (a)	280,000	272,215
Regatta XVI Funding, Ltd. 6.129%, 3M LIBOR + 2.050%, 01/15/33 (144A) (a)	250,000	244,009
Regional Management Issuance Trust 1.900%, 08/15/33 (144A)	173,000	143,780
3.875%, 10/17/33	3,710,000	3,166,485
Republic Finance Issuance Trust 2.300%, 12/22/31 (144A)	2,250,000	2,015,761
2.800%, 12/22/31 (144A)	500,000	436,902
3.530%, 12/22/31 (144A)	170,000	147,680
Riserva CLO, Ltd. 5.254%, 3M LIBOR + 1.060%, 01/18/34 (144A) (a)	940,000	909,060
Rockford Tower CLO, Ltd. 5.343%, 3M LIBOR + 1.100%, 04/20/34 (144A) (a)	1,856,000	1,797,298
5.413%, 3M LIBOR + 1.170%, 07/20/34 (144A) (a)	1,260,000	1,227,232
5.433%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	3,405,000	3,361,515
5.579%, 3M LIBOR + 1.500%, 10/15/29 (144A) (a)	1,781,000	1,716,734
5.893%, 3M LIBOR + 1.650%, 04/20/34 (144A) (a)	1,160,000	1,093,174
6.325%, 3M LIBOR + 1.650%, 08/20/32 (144A) (a)	250,000	238,504
6.929%, 3M LIBOR + 2.850%, 10/15/29 (144A) (a)	939,000	859,885
Romark CLO, Ltd. 7.109%, 3M LIBOR + 3.200%, 07/10/34 (144A) (a)	310,000	286,903
Romark WM-R, Ltd. 5.273%, 3M LIBOR + 1.030%, 04/20/31 (144A) (a)	247,404	243,577
RR, Ltd. 5.169%, 3M LIBOR + 1.090%, 01/15/30 (144A) (a)	860,000	849,990
5.229%, 3M LIBOR + 1.150%, 07/15/35 (144A) (a)	1,620,000	1,583,919
5.729%, 3M LIBOR + 1.650%, 10/15/31 (144A) (a)	250,000	242,007
RRE 9 Loan Management DAC 3.078%, 3M EURIBOR + 1.700%, 10/15/36 (144A) (EUR) (a)	560,000	548,333

Asset-Backed - Other—(Continued)
Service Experts Issuer LLC 2.670%, 02/02/32 (144A)	981,607	891,492
SG Mortgage Securities Trust 4.599%, 1M LIBOR + 0.210%, 10/25/36 (a)	570,000	385,029
Signal Peak CLO, Ltd. 5.239%, 3M LIBOR + 1.160%, 04/17/34 (144A) (a)	3,750,000	3,640,657
5.743%, 3M LIBOR + 1.500%, 04/20/29 (144A) (a)	1,412,000	1,384,261
5.879%, 3M LIBOR + 1.800%, 04/17/34 (144A) (a)	490,000	466,758
Silver Creek CLO, Ltd. 5.483%, 3M LIBOR + 1.240%, 07/20/30 (144A) (a)	1,446,115	1,432,640
Sixth Street CLO, Ltd 5.343%, 3M LIBOR + 1.100%, 07/20/34 (144A) (a)	2,890,000	2,823,284
Sound Point CLO, Ltd. 5.225%, 3M LIBOR + 0.900%, 01/23/29 (144A) (a)	186,680	184,290
5.249%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	4,840,000	4,663,480
5.397%, 3M LIBOR + 1.070%, 01/26/31 (144A) (a)	500,000	493,059
5.638%, 3M LIBOR + 1.280%, 01/25/32 (144A) (a)	350,000	342,915
6.293%, 3M LIBOR + 2.050%, 10/20/28 (144A) (a)	780,000	746,805
7.593%, 3M LIBOR + 3.350%, 07/20/34 (144A) (a)	250,000	221,904
Soundview Home Loan Trust 5.184%, 1M LIBOR + 0.795%, 01/25/35 (a)	14,970	13,437
Steele Creek CLO, Ltd. 5.329%, 3M LIBOR + 1.250%, 10/15/30 (144A) (a)	670,000	658,618
Symphony CLO, Ltd. 5.323%, 3M LIBOR + 1.080%, 04/20/33 (144A) (a)	398,000	390,700
5.679%, 3M LIBOR + 1.600%, 01/15/34 (144A) (a)	250,000	242,090
TCI-Flatiron CLO, Ltd. 5.610%, 3M LIBOR + 0.960%, 11/18/30 (144A) (a)	680,000	665,899
TCW CLO AMR, Ltd. 5.864%, 3M LIBOR + 1.220%, 08/16/34 (144A) (a)	250,000	239,723
TIAA CLO, Ltd. 5.229%, 3M LIBOR + 1.150%, 01/16/31 (144A) (a)	571,000	563,705
TICP CLO, Ltd. 5.199%, 3M LIBOR + 1.120%, 01/15/34 (144A) (a)	820,000	798,251
5.249%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	250,000	244,106
5.579%, 3M LIBOR + 1.500%, 01/15/34 (144A) (a)	1,050,000	1,002,082
Trestles CLO, Ltd. 5.413%, 3M LIBOR + 1.170%, 10/20/34 (144A) (a)	1,190,000	1,161,707
5.448%, 3M LIBOR + 1.170%, 07/21/34 (144A) (a)	1,170,000	1,144,419
5.573%, 3M LIBOR + 1.330%, 01/20/33 (144A) (a)	1,170,000	1,144,316
6.093%, 3M LIBOR + 1.850%, 01/20/33 (144A) (a)	520,000	507,066
7.258%, 3M LIBOR + 2.900%, 04/25/32 (144A) (a)	250,000	232,140
Tricon American Homes Trust 4.564%, 05/17/37 (144A)	260,000	243,198
4.960%, 05/17/37 (144A)	180,000	168,059
Tricon Residential Trust 3.692%, 07/17/38 (144A)	795,000	672,321
4.133%, 07/17/38 (144A)	639,000	530,057
Trinitas CLO, Ltd. 5.594%, 3M LIBOR + 1.400%, 10/18/31 (144A) (a)	160,000	153,030
6.358%, 3M LIBOR + 2.000%, 01/25/34 (144A) (a)	560,000	532,136
7.358%, 3M LIBOR + 3.000%, 01/25/34 (144A) (a)	400,000	386,822
Venture CLO, Ltd. 5.264%, 3M LIBOR + 1.070%, 07/18/31 (144A) (a)	420,000	413,242
VOLT CVI LLC 2.734%, 12/26/51 (144A) (l)	1,979,457	1,828,761

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Voya CLO, Ltd. 5.139%, 3M LIBOR + 1.060%, 04/15/31 (144A) (a)	1,989,000	$1,961,840
5.209%, 3M LIBOR + 1.130%, 10/15/30 (144A) (a)	1,020,000	1,008,880
5.283%, 3M LIBOR + 1.040%, 04/20/34 (144A) (a)	357,000	346,883
Voya Euro CLO DAC 3.128%, 3M EURIBOR + 1.750%, 04/15/35 (144A) (EUR) (a)	340,000	333,883
4.478%, 3M EURIBOR + 3.100%, 04/15/35 (144A) (EUR) (a)	250,000	223,871
Washington Mutual Asset-Backed Certificates Trust 3.939%, 1M LIBOR + 0.155%, 10/25/36 (a)	544,652	405,703
4.749%, 1M LIBOR + 0.360%, 09/25/36 (a)	1,717,156	525,535
Whitebox CLO, Ltd. 7.375%, 3M LIBOR + 3.050%, 07/24/32 (144A) (a)	500,000	468,523
7.429%, 3M LIBOR + 3.350%, 10/15/34 (144A) (a)	250,000	235,743
10.725%, 3M LIBOR + 6.400%, 07/24/32 (144A) (a)	250,000	218,044
10.929%, 3M LIBOR + 6.850%, 10/15/34 (144A) (a)	250,000	228,871
Woodmont Trust 5.913%, 3M LIBOR + 1.670%, 04/20/33 (144A) (a)	1,570,000	1,510,373

		280,099,876

Asset-Backed - Student Loan—0.8%
College Avenue Student Loans LLC 2.420%, 06/25/52 (144A)	190,000	154,677
2.720%, 06/25/52 (144A)	100,000	80,113
4.110%, 07/26/55 (144A)	100,000	77,875
Navient Private Education Loan Trust 5.218%, 1M LIBOR + 0.900%, 11/15/68 (144A) (a)	366,624	359,826
Navient Private Education Refi Loan Trust 2.610%, 04/15/60 (144A)	280,000	250,672
2.690%, 07/15/69 (144A)	450,000	360,210
3.480%, 04/15/60 (144A)	710,000	594,984
4.000%, 04/15/60 (144A)	230,000	194,753
Nelnet Student Loan Trust 2.530%, 04/20/62 (144A)	2,102,119	1,636,589
2.680%, 04/20/62 (144A)	3,120,000	2,478,591
2.850%, 04/20/62 (144A)	3,661,000	2,909,451
2.900%, 04/20/62 (144A)	1,640,000	1,306,715
3.360%, 04/20/62 (144A)	110,000	84,984
3.500%, 04/20/62 (144A)	170,000	132,549
3.570%, 04/20/62 (144A)	142,000	113,321
3.750%, 04/20/62 (144A)	277,000	221,621
4.380%, 04/20/62 (144A)	100,000	74,958
4.440%, 04/20/62 (144A)	160,000	125,893
4.750%, 04/20/62 (144A)	260,000	203,086
4.930%, 04/20/62 (144A)	374,000	298,547
Prodigy Finance DAC 5.639%, 1M LIBOR + 1.250%, 07/25/51 (144A) (a)	665,320	642,867
6.889%, 1M LIBOR + 2.500%, 07/25/51 (144A) (a)	250,000	244,901
Scholar Funding Trust 5.039%, 1M LIBOR + 0.650%, 01/30/45 (144A) (a)	2,872,764	2,756,545
SLM Private Credit Student Loan Trust 5.099%, 3M LIBOR + 0.330%, 03/15/24 (a)	240,600	239,881
SLM Private Education Loan Trust 9.068%, 1M LIBOR + 4.750%, 10/15/41 (144A) (a)	2,879,084	3,087,818

Asset-Backed - Student Loan—(Continued)
SMB Private Education Loan Trust 2.300%, 01/15/53 (144A)	150,000	128,350
2.990%, 01/15/53 (144A)	2,040,000	1,703,678
3.000%, 01/15/53 (144A)	120,000	109,258
3.500%, 12/17/40 (144A)	1,340,000	1,268,240
3.860%, 01/15/53 (144A)	1,352,000	1,208,687
3.930%, 01/15/53 (144A)	100,000	88,456

		23,138,096

Total Asset-Backed Securities (Cost $350,906,996)		329,720,802

Mortgage-Backed Securities—6.2%

Collateralized Mortgage Obligations—3.0%
Agate Bay Mortgage Trust 3.523%, 06/25/45 (144A) (a)	104,000	62,579
3.543%, 04/25/45 (144A) (a)	150,000	96,512
3.666%, 01/25/45 (144A) (a)	130,000	83,163
Ajax Mortgage Loan Trust
Zero Coupon, 02/26/57 (144A)	49,861	38,647
Zero Coupon, 12/25/57 (144A) (a)	35,904	22,120
Zero Coupon, 04/25/58 (144A)	22,230	21,928
Zero Coupon, 06/25/58 (144A) (a)	1,890	1,833
Zero Coupon, 08/25/58 (144A) (a)	6,454	4,457
Zero Coupon, 11/25/58 (144A)	71,230	46,466
Zero Coupon, 09/25/59 (144A)	2,275,035	1,705,762
Zero Coupon, 11/25/59 (144A)	967,110	907,001
Zero Coupon, 12/25/59 (144A)	1,719,772	1,070,692
1.740%, 12/25/60 (144A) (a)	4,172,776	3,530,417
1.875%, 06/25/61 (144A) (a)	7,388,034	6,501,546
1.875%, 06/25/61 (144A) (l)	7,325,110	6,783,704
2.000%, 03/25/60 (144A) (l)	5,028,995	4,515,338
2.115%, 01/25/61 (144A) (l)	2,071,803	1,919,034
2.250%, 06/25/60 (144A) (l)	748,567	697,281
2.250%, 09/27/60 (144A) (l)	182,236	174,336
2.375%, 12/25/59 (144A) (l)	3,438,384	3,357,279
2.693%, 12/25/60 (144A) (a)	744,000	595,416
2.940%, 12/25/60 (144A) (a)	293,000	226,202
3.000%, 09/25/59 (144A) (l)	3,996,196	3,892,106
3.000%, 11/25/59 (144A) (l)	971,937	959,138
3.500%, 12/25/59 (144A) (l)	732,499	713,012
3.729%, 12/25/60 (144A) (a)	449,000	353,959
4.250%, 09/25/59 (144A) (l)	432,000	404,741
4.250%, 11/25/59 (144A) (l)	400,000	391,843
4.875%, 09/25/59 (144A) (l)	570,000	562,725
Alternative Loan Trust
3.778%, 12M MTA + 1.730%, 11/25/46 (a)	1,696,987	1,291,619
4.543%, 1M LIBOR + 0.190%, 03/20/47 (a)	901,316	711,033
4.553%, 1M LIBOR + 0.200%, 07/20/46 (a)	1,575,175	1,161,766
4.669%, 1M LIBOR + 0.280%, 04/25/47 (a)	423,656	366,635
4.739%, 1M LIBOR + 0.350%, 06/25/35 (a)	970,915	824,374
4.769%, 1M LIBOR + 0.380%, 10/25/46 (a)	584,526	509,987
4.849%, 1M LIBOR + 0.460%, 11/25/36 (a)	530,611	446,774
5.500%, 04/25/37	547,575	299,366

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Alternative Loan Trust
6.000%, 04/25/37	91,335	$45,568
6.000%, 05/25/37	2,052,577	1,054,344
American Home Mortgage Assets Trust 2.988%, 12M MTA + 0.940%, 10/25/46 (a)	332,305	229,831
APS Resecuritization Trust 7.239%, 1M LIBOR + 2.850%, 09/27/46 (144A) (a)	518,620	517,514
Barclays Mortgage Trust 2.000%, 11/25/51 (144A) (l)	3,896,796	3,645,250
Bear Stearns Asset-Backed Securities Trust 6.250%, 12/25/35 (l)	1,271,413	826,355
6.250%, 02/25/36 (l)	1,872,985	1,208,427
Chase Mortgage Finance Trust 6.000%, 12/25/37	6,312,074	2,825,796
CHL Mortgage Pass-Through Trust 3.008%, 12M MTA + 0.960%, 04/25/46 (a)	3,102,478	977,021
Credit Suisse Mortgage Capital Certificates 2.436%, 02/25/61 (144A) (a)	1,862,047	1,707,203
6.500%, 10/27/37 (144A)	2,614,685	1,032,825
CSFB Mortgage-Backed Pass-Through Certificates 5.739%, 1M LIBOR + 1.350%, 11/25/35 (a)	409,502	100,693
Deutsche ALT-A Securities Mortgage Loan Trust 4.729%, 1M LIBOR + 0.340%, 08/25/47 (a)	284,854	241,513
GreenPoint Mortgage Funding Trust 4.048%, 12M MTA + 2.000%, 03/25/36 (a)	95,475	90,306
GS Mortgage-Backed Securities Corp. 4.336%, 11/25/49 (144A) (a)	253,882	199,241
GSR Mortgage Loan Trust 6.000%, 07/25/37	377,263	262,570
HarborView Mortgage Loan Trust 4.749%, 1M LIBOR + 0.205%, 12/19/36 (a)	1,141,928	935,947
Impac Secured Assets Trust 4.729%, 1M LIBOR + 0.340%, 11/25/36 (a)	168,991	143,632
IndyMac INDX Mortgage Loan Trust 3.371%, 09/25/37 (a)	653,095	422,400
JPMorgan Alternative Loan Trust 3.854%, 05/25/37 (a)	143,684	119,047
4.809%, 1M LIBOR + 0.420%, 03/25/37 (a)	724,731	636,765
JPMorgan Mortgage Trust 0.270%, 02/25/52 (144A) (a) (b)	9,384,755	130,595
0.500%, 02/25/52 (144A) (a) (b)	9,385,567	265,744
2.500%, 02/25/52 (144A) (a)	7,323,989	5,851,102
3.206%, 02/25/52 (144A) (a)	128,435	43,833
3.270%, 02/25/52 (144A) (a)	983,772	754,770
6.500%, 08/25/36	185,342	76,411
Legacy Mortgage Asset Trust 1.750%, 04/25/61 (144A) (l)	3,153,088	2,850,048
2.734%, 01/25/60 (144A) (l)	185,951	181,541
MASTR Resecuritization Trust 3.780%, 08/25/37 (144A) (a)	228,107	109,753
Merrill Lynch Mortgage Investors Trust 3.009%, 05/25/36 (a)	487,419	357,468
MFA Trust 3.514%, 04/25/65 (144A) (a)	540,000	389,054
Mortgage Loan Resecuritization Trust 4.460%, 1M LIBOR + 0.340%, 04/16/36 (144A) (a)	904,864	843,486

Collateralized Mortgage Obligations—(Continued)
New Residential Mortgage Loan Trust 4.250%, 12/25/57 (144A) (a)	235,053	222,141
New York Mortgage Trust, Inc. 2.944%, 10/25/60 (144A) (a)	2,067,566	1,995,301
Nomura Asset Acceptance Corp. Alternative Loan Trust 7.134%, 05/25/36 (l)	221,731	48,827
Preston Ridge Partners Mortgage LLC 2.951%, 10/25/25 (144A) (l)	1,078,616	1,040,617
RFMSI Trust 4.850%, 08/25/36 (a)	838,261	584,662
RMF Buyout Issuance Trust 3.690%, 11/25/31 (144A) (a)	509,000	373,629
Seasoned Credit Risk Transfer Trust
Zero Coupon, 07/25/56 (144A) (m)	788,947	116,832
0.697%, 07/25/56 (144A) (a) (b)	997,061	97,517
2.729%, 05/25/57 (a)	159,762	74,267
Seasoned Loans Structured Transaction Trust 4.750%, 09/25/60 (144A) (a)	2,550,000	2,411,062
Sequoia Mortgage Trust 3.194%, 07/20/37 (a)	166,127	132,692
Structured Adjustable Rate Mortgage Loan Trust 3.330%, 04/25/36 (a)	183,218	112,066
3.490%, 04/25/47 (a)	560,216	285,556
Structured Asset Mortgage Investments Trust 4.769%, 1M LIBOR + 0.380%, 06/25/36 (a)	801,909	657,030
4.809%, 1M LIBOR + 0.420%, 05/25/46 (a)	138,682	87,907
4.849%, 1M LIBOR + 0.460%, 02/25/36 (a)	623,870	538,176
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	114,185	113,799
Verus Securitization Trust 2.601%, 05/25/65 (144A) (a)	391,000	310,684
VISIO Trust 3.910%, 11/25/54 (144A) (a)	169,000	118,161
Vista Point Securitization Trust 4.900%, 04/25/65 (144A) (a)	100,000	82,452
Voyager OPTONE Delaware Trust 4.294%, 02/25/38 (144A) (a) (b)	3,016,967	835,952
WaMu Mortgage Pass-Through Certificates Trust 2.798%, 12M MTA + 0.750%, 06/25/47 (a)	428,453	329,637

		84,895,811

Commercial Mortgage-Backed Securities—3.2%
1211 Avenue of the Americas Trust 4.142%, 08/10/35 (144A) (a)	230,000	189,046
ACEN Mortgage Trust 7.418%, 1M LIBOR + 3.100%, 04/15/34 (144A) (a)	453,000	361,848
Arbor Multifamily Mortgage Securities Trust 1.750%, 05/15/53 (144A)	126,000	72,534
Ashford Hospitality Trust, Inc. 6.418%, 1M LIBOR + 2.100%, 04/15/35 (144A) (a)	138,000	126,898
Atrium Hotel Portfolio Trust 6.518%, 1M LIBOR + 1.950%, 12/15/36 (144A) (a)	1,540,000	1,404,402
BAMLL Commercial Mortgage Securities Trust 3.596%, 04/14/33 (144A) (a)	250,000	203,163
5.718%, 1M LIBOR + 1.400%, 11/15/33 (144A) (a)	510,000	456,957
5.818%, 1M LIBOR + 1.500%, 11/15/32 (144A) (a)	300,000	267,321
6.318%, 1M LIBOR + 2.000%, 11/15/32 (144A) (a)	630,000	534,591

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Banc of America Commercial Mortgage Trust 0.586%, 02/15/50 (a) (b)	4,070,000	$88,007
1.243%, 02/15/50 (144A) (a) (b)	2,000,000	87,429
BANK 0.368%, 09/15/62 (a) (b)	8,619,000	178,290
Barclays Commercial Mortgage Trust 5.040%, 1M LIBOR + 0.722%, 03/15/37 (144A) (a)	280,000	258,641
Bayview Commercial Asset Trust 4.764%, 1M LIBOR + 0.375%, 10/25/36 (144A) (a)	97,437	90,831
4.794%, 1M LIBOR + 0.405%, 03/25/37 (144A) (a)	147,082	133,241
4.839%, 1M LIBOR + 0.450%, 01/25/36 (144A) (a)	68,458	62,310
4.839%, 1M LIBOR + 0.450%, 10/25/36 (144A) (a)	99,147	92,614
4.929%, 1M LIBOR + 0.540%, 04/25/36 (144A) (a)	73,136	65,748
5.064%, 1M LIBOR + 0.675%, 01/25/36 (144A) (a)	50,963	46,146
5.889%, 1M LIBOR + 1.500%, 12/25/37 (144A) (a)	1,113,767	974,317
BB-UBS Trust 0.596%, 11/05/36 (144A) (a) (b)	85,480,000	857,048
4.026%, 11/05/36 (144A) (a)	330,000	289,095
BBCMS Mortgage Trust 7.943%, 1M LIBOR + 3.625%, 08/15/36 (144A) (a)	297,000	285,259
Beast Mortgage Trust 5.418%, 1M LIBOR + 1.100%, 04/15/36 (144A) (a)	604,000	564,810
5.668%, 1M LIBOR + 1.350%, 04/15/36 (144A) (a)	751,000	693,836
5.918%, 1M LIBOR + 1.600%, 04/15/36 (144A) (a)	697,000	636,241
6.418%, 1M LIBOR + 2.100%, 04/15/36 (144A) (a)	589,000	534,124
7.218%, 1M LIBOR + 2.900%, 04/15/36 (144A) (a)	576,000	528,355
8.118%, 1M LIBOR + 3.800%, 04/15/36 (144A) (a)	641,000	587,891
9.220%, 1M LIBOR + 4.902%, 04/15/36 (144A) (a)	454,000	417,133
Benchmark Mortgage Trust 1.031%, 03/15/52 (a) (b)	3,556,161	168,111
1.272%, 02/15/54 (a) (b)	5,105,295	344,261
BFLD Trust 8.018%, 1M LIBOR + 3.700%, 10/15/35 (144A) (a)	663,000	539,726
BHMS Mortgage Trust 5.568%, 1M LIBOR + 1.250%, 07/15/35 (144A) (a)	260,000	249,618
BPR Trust 7.918%, 1M LIBOR + 3.600%, 09/15/38 (144A) (a)	492,000	444,653
BWAY Mortgage Trust 3.446%, 03/10/33 (144A)	1,495,000	1,333,650
3.454%, 03/10/33 (144A)	1,847,304	1,725,048
3.633%, 03/10/33 (144A)	600,000	525,155
BX Commercial Mortgage Trust 2.843%, 03/09/44 (144A) (a)	1,167,000	938,338
5.228%, 1M LIBOR + 0.910%, 02/15/33 (144A) (a)	2,391,915	2,305,546
6.468%, 1M LIBOR + 2.150%, 02/15/33 (144A) (a)	1,466,417	1,414,475
6.489%, 1M LIBOR + 2.171%, 10/15/36 (144A) (a)	399,326	366,030
6.568%, 1M LIBOR + 2.250%, 01/15/34 (144A) (a)	280,000	260,323
6.750%, 1M TSFR + 2.414%, 10/15/36 (144A) (a)	3,944,000	3,775,190
7.100%, 1M TSFR + 2.764%, 10/15/36 (144A) (a)	3,680,342	3,506,167
7.118%, 1M LIBOR + 2.800%, 06/15/38 (144A) (a)	1,885,074	1,740,161
7.138%, 1M LIBOR + 2.820%, 12/15/38 (144A) (a)	1,223,000	1,124,875
7.318%, 1M LIBOR + 3.000%, 01/15/34 (144A) (a)	430,000	395,522
8.568%, 1M LIBOR + 4.250%, 02/15/33 (144A) (a)	979,005	944,907
BX Trust
3.202%, 12/09/41 (144A)	168,000	140,545
3.944%, 12/09/41 (144A) (a)	3,534,000	2,774,599

Commercial Mortgage-Backed Securities—(Continued)
BX Trust
6.213%, 1M LIBOR + 1.895%, 10/15/36 (144A) (a)	344,000	318,120
6.718%, 1M LIBOR + 2.400%, 02/15/36 (144A) (a)	1,920,000	1,706,476
7.318%, 1M LIBOR + 3.000%, 02/15/36 (144A) (a)	1,845,000	1,612,654
7.460%, 1M LIBOR + 3.142%, 10/15/36 (144A) (a)	1,087,000	971,167
BXP Trust 2.776%, 01/15/44 (144A) (a)	327,000	203,630
3.552%, 08/13/37 (144A) (a)	760,000	580,536
Cassia SRL 4.321%, 3M EURIBOR + 2.500%, 05/22/34 (144A) (EUR) (a)	1,267,640	1,292,940
CD Commercial Mortgage Trust 3.631%, 02/10/50	350,000	325,470
3.956%, 08/15/50 (a)	363,000	316,213
CFCRE Commercial Mortgage Trust 0.692%, 05/10/58 (a) (b)	2,370,000	48,558
4.690%, 02/15/33 (144A)	220,000	216,588
CFK Trust 4.637%, 01/15/39 (144A) (a)	728,000	614,089
CHC Commercial Mortgage Trust 5.818%, 1M LIBOR + 1.500%, 06/15/34 (144A) (a)	1,380,928	1,313,830
Citigroup Commercial Mortgage Trust 0.801%, 11/10/42 (144A) (a) (b)	7,730,000	386,122
4.731%, 05/10/36 (144A) (a)	1,107,000	1,099,443
Cold Storage Trust 7.084%, 1M LIBOR + 2.766%, 11/15/37 (144A) (a)	1,582,615	1,517,055
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.060%, 02/10/35 (144A) (a) (b)	60,958,000	110,920
0.960%, 03/10/46 (a) (b)	11,223,124	312
3.179%, 10/10/36 (144A) (a)	270,000	204,871
3.550%, 07/15/47	456,647	442,154
4.673%, 02/10/47 (a)	143,000	137,165
Credit Suisse Mortgage Capital Certificates Trust 3.778%, 11/10/32 (144A) (a)	301,000	257,213
5.268%, 1M LIBOR + 0.950%, 12/15/30 (144A) (a)	280,000	268,613
9.180%, 1M LIBOR + 4.862%, 10/15/37 (144A) (a)	750,000	661,086
Credit Suisse Mortgage Trust 7.818%, 1M LIBOR + 3.500%, 11/15/38 (144A) (a)	191,000	179,130
CSAIL Commercial Mortgage Trust 0.174%, 11/15/50 (a) (b)	3,940,000	42,232
0.556%, 09/15/52 (a) (b)	4,150,000	127,222
1.353%, 09/15/52 (a) (b)	3,100,443	187,783
1.551%, 06/15/52 (a) (b)	7,078,972	507,122
3.504%, 06/15/57	320,000	303,651
4.237%, 06/15/52 (a)	130,000	102,435
DBJPM Mortgage Trust 1.000%, 06/10/50 (a) (b)	2,060,000	73,408
3.276%, 05/10/49	240,000	223,990
DBUBS Mortgage Trust 3.452%, 10/10/34 (144A)	418,000	392,931
3.530%, 10/10/34 (144A) (a)	1,257,563	1,104,663
ELP Commercial Mortgage Trust 7.434%, 1M LIBOR + 3.116%, 11/15/38 (144A) (a)	994,000	905,806
7.933%, 1M LIBOR + 3.615%, 11/15/38 (144A) (a)	192,000	174,934
Extended Stay America Trust
6.568%, 1M LIBOR + 2.250%, 07/15/38 (144A) (a)	732,144	700,922

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Extended Stay America Trust
7.168%, 1M LIBOR + 2.850%, 07/15/38 (144A) (a)	1,317,860	$1,255,051
8.018%, 1M LIBOR + 3.700%, 07/15/38 (144A) (a)	1,067,954	1,001,329
GCT Commercial Mortgage Trust 6.668%, 1M LIBOR + 2.350%, 02/15/38 (144A) (a)	100,000	75,917
GS Mortgage Securities Corp. II 5.366%, 05/03/32 (144A)	840,000	808,592
GS Mortgage Securities Corp. Trust 1.726%, 12/12/53 (144A) (a) (b)	3,116,686	288,394
2.856%, 05/10/34 (144A)	710,000	660,300
7.753%, 1M LIBOR + 3.435%, 11/15/36 (144A) (a)	121,000	110,844
GS Mortgage Securities Trust 3.805%, 10/10/35 (144A) (a)	200,000	161,231
3.808%, 11/10/52 (a)	110,000	84,763
4.411%, 07/10/48 (a)	110,000	98,303
4.529%, 04/10/47 (a)	50,000	47,204
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,137,400
HONO Mortgage Trust 7.668%, 1M LIBOR + 3.350%, 10/15/36 (144A) (a)	387,000	350,216
8.718%, 1M LIBOR + 4.400%, 10/15/36 (144A) (a)	263,000	237,064
Hudson Yards Mortgage Trust 2.943%, 12/10/41 (144A) (a)	662,050	445,011
IMT Trust 3.478%, 06/15/34 (144A)	540,000	514,792
3.497%, 06/15/34 (144A) (a)	570,000	530,983
JPMBB Commercial Mortgage Securities Trust 0.574%, 05/15/48 (a) (b)	578,986	6,224
0.799%, 09/15/47 (a) (b)	1,215,252	11,401
4.120%, 12/15/48 (144A) (a)	300,000	254,185
JPMCC Commercial Mortgage Securities Trust 3.490%, 07/15/50	320,000	295,999
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (a) (b)	2,067,000	47,481
JPMorgan Chase Commercial Mortgage Securities Corp. 6.768%, 1M LIBOR + 2.450%, 04/15/38 (144A) (a)	1,030,000	975,708
7.268%, 1M LIBOR + 2.950%, 04/15/38 (144A) (a)	450,000	422,894
JPMorgan Chase Commercial Mortgage Securities Trust 0.576%, 04/15/46 (a) (b)	4,900,000	7,754
0.750%, 08/15/49 (144A) (a) (b)	5,300,000	117,863
4.050%, 09/15/50	110,000	94,548
5.528%, 1M LIBOR + 1.210%, 06/15/35 (144A) (a)	310,107	282,834
6.018%, 1M LIBOR + 1.700%, 04/15/38 (144A) (a)	787,000	747,489
6.478%, 1M LIBOR + 2.160%, 07/15/36 (144A) (a)	570,000	529,447
7.088%, 1M LIBOR + 2.770%, 10/15/33 (144A) (a)	180,000	153,206
7.875%, 1M TSFR + 3.540%, 04/15/37 (144A) (a)	916,733	738,941
KKR Industrial Portfolio Trust 6.368%, 1M LIBOR + 2.050%, 12/15/37 (144A) (a)	420,000	387,242
KNDL Mortgage Trust 6.118%, 1M LIBOR + 1.800%, 05/15/36 (144A) (a)	2,038,000	1,982,677
LB-UBS Commercial Mortgage Trust 1.021%, 12/15/52 (a) (b)	7,176,753	329,549
Lehman Brothers Small Balance Commercial Mortgage Trust 4.639%, 1M LIBOR + 0.250%, 03/25/37 (144A) (a)	64,489	64,298
4.839%, 1M LIBOR + 0.450%, 09/25/36 (144A) (a)	238,095	225,032

Commercial Mortgage-Backed Securities—(Continued)
Life Mortgage Trust 6.668%, 1M LIBOR + 2.350%, 03/15/38 (144A) (a)	673,335	635,318
LSTAR Commercial Mortgage Trust 0.792%, 03/10/50 (144A) (a) (b)	645,896	13,235
3.142%, 04/20/48 (144A) (a)	56,756	54,223
LUXE Trust 7.068%, 1M LIBOR + 2.750%, 10/15/38 (144A) (a)	100,000	91,526
Med Trust 9.568%, 1M LIBOR + 5.250%, 11/15/38 (144A) (a)	4,971,839	4,487,352
MF1 8.556%, 1M TSFR + 4.220%, 12/15/34 (144A) (a)	163,000	145,980
MFT Trust 3.477%, 02/10/42 (144A) (a)	350,781	251,650
MHC Commercial Mortgage Trust 6.419%, 1M LIBOR + 2.101%, 04/15/38 (144A) (a)	2,191,000	2,073,592
6.919%, 1M LIBOR + 2.601%, 04/15/38 (144A) (a)	193,000	180,904
Morgan Stanley Bank of America Merrill Lynch Trust 1.179%, 12/15/47 (144A) (a) (b)	1,810,000	39,324
4.526%, 10/15/48 (a)	170,000	154,217
Morgan Stanley Capital Trust 1.003%, 03/15/52 (a) (b)	2,337,566	111,365
2.152%, 06/15/50 (144A) (a) (b)	1,190,000	90,091
4.071%, 03/15/52	403,000	371,918
4.177%, 07/15/51	38,000	35,800
6.868%, 1M LIBOR + 2.550%, 07/15/35 (144A) (a)	10,000	9,548
MSCG Trust 6.468%, 1M LIBOR + 2.150%, 10/15/37 (144A) (a)	111,492	103,871
Natixis Commercial Mortgage Securities Trust 4.404%, 06/17/38 (144A)	265,000	240,175
5.268%, 1M LIBOR + 0.950%, 06/15/35 (144A) (a)	118,660	114,532
Olympic Tower Mortgage Trust 0.379%, 05/10/39 (144A) (a) (b)	13,300,000	199,846
3.945%, 05/10/39 (144A) (a)	1,049,000	754,490
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) (a) (b)	21,110,000	211
0.090%, 02/10/32 (144A) (a) (b)	4,222,000	2,711
One New York Plaza Trust 7.068%, 1M LIBOR + 2.750%, 01/15/36 (144A) (a)	160,000	140,036
Park Avenue Mortgage Trust 5.774%, 1M LIBOR + 1.536%, 09/15/34 (144A) (a)	500,000	458,584
6.356%, 1M LIBOR + 2.119%, 09/15/34 (144A) (a)	1,610,000	1,453,839
Park Avenue Trust 0.149%, 06/05/37 (144A) (a) (b)	5,000,000	35,952
3.657%, 06/05/37 (144A) (a)	207,000	148,815
SREIT Trust 6.936%, 1M LIBOR + 2.618%, 11/15/36 (144A) (a)	672,700	628,842
6.943%, 1M LIBOR + 2.625%, 11/15/38 (144A) (a)	890,000	829,744
UBS Commercial Mortgage Trust 1.469%, 10/15/52 (a) (b)	6,848,774	480,976
Velocity Commercial Capital Loan Trust 2.520%, 12/26/51 (144A) (a)	2,871,506	2,441,877
2.980%, 02/25/50 (144A) (a)	148,704	124,808
4.240%, 11/25/47 (144A) (a)	82,345	67,399
4.480%, 12/26/51 (144A) (a)	284,946	217,314
5.000%, 11/25/47 (144A) (a)	48,491	38,084

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust 1.017%, 12/15/48 (a) (b)	912,407	$21,372
1.250%, 08/15/49 (144A) (a) (b)	1,430,000	52,420
1.412%, 05/15/52 (a) (b)	4,848,511	301,564
3.749%, 06/15/36 (144A) (a)	170,000	145,230
4.904%, 01/15/52 (a)	622,000	552,256
5.370%, 1M LIBOR + 0.850%, 12/13/31 (144A) (a)	490,000	483,297
6.408%, 1M LIBOR + 2.090%, 02/15/37 (144A) (a)	300,000	281,329
7.058%, 1M LIBOR + 2.740%, 02/15/37 (144A) (a)	260,000	241,178
WF-RBS Commercial Mortgage Trust 3.766%, 09/15/57 (a)	1,540,000	1,404,072

		91,929,513

Total Mortgage-Backed Securities (Cost $207,891,975)		176,825,324

Floating Rate Loans (n)—1.5%

Airlines—0.0%
Kestrel Bidco, Inc. Term Loan B, 7.354%, 1M LIBOR + 3.000%, 12/11/26	590	541

Apparel—0.0%
Fanatics Commerce Intermediate Holdco LLC Term Loan B, 7.634%, 1M LIBOR + 3.250%, 11/24/28	871,200	857,043

Auto Parts & Equipment—0.0%
Emerald Technologies (U.S.) Acquisitionco, Inc. Term Loan, 10.673%, 1M TSFR + 6.250%, 12/29/27	601,506	570,929

Beverages—0.0%
City Brewing Co. LLC Term Loan, 7.792%, 1M LIBOR + 3.500%, 04/05/28	346,613	155,976
Naked Juice LLC
2nd Lien Term Loan, 10.680%, 3M TSFR + 6.000%, 01/24/30	75,000	60,621
Triton Water Holdings, Inc. Term Loan, 8.230%, 3M LIBOR + 3.500%, 03/31/28	371,346	346,558

		563,155

Building Materials—0.0%
IPS Corp. Term Loan, 7.884%, 1M LIBOR + 3.500%, 10/02/28	145,263	130,519
2021 2nd Lien Term Loan B, 11.384%, 1M LIBOR + 3.500%, 10/01/29	5,569	4,789

		135,308

Chemicals—0.2%
Aruba Investments, Inc.
USD Term Loan, 8.139%, 1M LIBOR + 3.750%, 11/24/27	409,813	399,226
Bakelite US Holdco, Inc. Term Loan, 8.300%, 3M TSFR + 4.000%, 05/29/29	1,194,995	1,116,573
Eastman Chemical Co.
2021 Term Loan B, 9.634%, 1M LIBOR + 5.250%, 11/01/28	398,985	330,160

Chemicals—(Continued)
LSF11 A5 Holdco LLC Term Loan, 8.052%, 1M TSFR + 3.500%, 10/15/28	1,606,858	1,554,635
SCIH Salt Holdings, Inc.
Incremental Term Loan B, 8.415%, 3M LIBOR + 4.000%, 03/16/27	821,548	801,522

		4,202,116

Commercial Services—0.4%
AEA International Holdings (Lux) Sarl. Term Loan B, 8.500%, 3M LIBOR + 3.750%, 09/07/28	654,885	646,699
Allied Universal Holdco LLC
USD Incremental Term Loan B, 8.173%, 1M LIBOR + 3.750%, 05/12/28	611,262	581,387
American Auto Auction Group LLC
2nd Lien Term Loan, 13.330%, 3M TSFR+ 8.750%, 01/02/29	859,000	665,725
Term Loan B, 9.730%, 3M TSFR + 5.000%, 12/30/27	1,598,850	1,263,092
Caliber Home Loans, Inc.
Revolver, 7.425%, 3M LIBOR + 3.250%, 07/24/25	5,350,000	5,323,250
Digital Room Holdings, Inc.
2021 Term Loan, 9.634%, 1M LIBOR + 5.250%, 12/21/28	513,123	445,775
DS Parent, Inc. Term Loan, 10.480%, 3M LIBOR + 5.750%, 12/10/28	793,250	756,562
Interface Security Systems LLC Term Loan, 8.750%, 3M LIBOR + 7.000%, 08/07/23 (i) (j)	1,250,445	1,214,558
Signal Parent, Inc. Term Loan B, 7.887%, 1M LIBOR + 3.500%, 04/03/28	551,600	335,924
Vaco Holdings LLC Term Loan, 9.730%, 3M TSFR + 5.000%, 01/21/29	611,820	591,553

		11,824,525

Cosmetics/Personal Care—0.0%
Conair Holdings LLC Term Loan B, 8.480%, 3M LIBOR + 3.750%, 05/17/28	211,325	178,570

Entertainment—0.2%
ECL Entertainment LLC Term Loan, 11.884%, 1M LIBOR + 7.500%, 05/01/28	847,100	846,394
Great Canadian Gaming Corp. Term Loan, 8.753%, 3M LIBOR + 4.000%, 11/01/26	138,305	136,173
GVC Holdings (Gibraltar), Ltd.
USD Term Loan B4, 7.230%, 3M LIBOR + 2.500%, 03/29/27	280	278
Herschend Entertainment Company LLC Term Loan, 8.190%, 1M LIBOR + 3.750%, 08/27/28	329,825	327,351
J&J Ventures Gaming LLC Term Loan, 8.730%, 3M LIBOR + 4.000%, 04/26/28	707,050	678,326
Maverick Gaming LLC Term Loan B, 12.235%, 3M LIBOR + 7.500%, 09/03/26	483,875	399,197
Twin River Worldwide Holdings, Inc. Term Loan B, 7.542%, 3M LIBOR + 3.250%, 10/02/28	2,700,720	2,516,172

		4,903,891

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—0.0%
MIP V Waste Holdings LLC Term Loan B, 7.634%, 1M LIBOR + 3.250%, 12/08/28	441,663	$436,970

Food—0.0%
BCPE North Star U.S. HoldCo 2, Inc. Term Loan, 8.730%, 3M LIBOR + 4.000%, 06/09/28	794,977	723,430
Shearer’s Foods, Inc. Term Loan, 7.884%, 1M LIBOR + 3.500%, 09/23/27	163,251	156,070
Sovos Brands Intermediate, Inc. Term Loan, 7.915%, 3M LIBOR + 3.500%, 06/08/28	139,317	136,298

		1,015,798

Hand/Machine Tools—0.0%
Apex Tool Group LLC Term Loan, 9.667%, 1M TSFR + 5.250%, 02/08/29	1,069,236	928,565

Healthcare-Services—0.0%
Medical Solutions Holdings, Inc.
2nd Lien Term Loan, 11.384%, 1M LIBOR + 7.000%, 11/01/29	274,000	254,135
Select Medical Corp. Term Loan B, 6.890%, 1M LIBOR + 2.500%, 03/06/25	242,054	238,158

		492,293

Household Products/Wares—0.0%
Kronos Acquisition Holdings, Inc. 1st Lien Term Loan, 10.509%, 3M TSFR + 6.000%, 12/22/26	272,250	264,763

Housewares—0.0%
Springs Windows Fashions LLC Term Loan B, 8.753%, 3M LIBOR + 4.000%, 10/06/28	340,428	279,831

Internet—0.0%
Cablevision Lightpath LLC Term Loan B, 7.568%, 1M LIBOR + 3.250%, 11/30/27	201,880	193,300

Lodging—0.2%
Aimbridge Acquisition Co., Inc.
Incremental Term Loan B, 9.104%, 1M LIBOR + 4.750%, 02/02/26	334,317	307,572
Term Loan B, 8.134%, 1M LIBOR + 3.750%, 02/02/26	823,167	750,625
Caesars Resort Collection LLC Term Loan B1, 7.884%, 1M LIBOR + 3.500%, 07/21/25	218,200	217,893
Fertitta Entertainment LLC Term Loan B, 8.323%, 1M TSFR + 4.000%, 01/27/29	1,545,973	1,471,573
Spectacle Gary Holdings LLC Term Loan B, 8.636%, 1M LIBOR + 4.250%, 11/19/28	3,057,300	2,950,294

		5,697,957

Machinery-Diversified—0.0%
Hydrofarm Holdings LLC Term Loan, 9.890%, 3M LIBOR + 5.500%, 09/27/28	375,210	324,557

Media—0.1%
DirecTV Financing LLC Term Loan, 9.384%, 1M LIBOR + 5.000%, 08/02/27	781,888	761,790
Gray Television, Inc. Term Loan D, 7.120%, 1M LIBOR + 3.000%, 12/01/28	995,940	968,730

		1,730,520

Mining—0.0%
American Rock Salt Co. LLC Term Loan, 8.380%, 1M LIBOR + 4.000%, 06/09/28	214,730	202,517

Packaging & Containers—0.0%
Valcour Packaging LLC
1st Lien Term Loan, 7.982%, 6M LIBOR + 3.750%, 10/04/28	349,360	292,589

Pipelines—0.0%
DT Midstream, Inc. Term Loan B, 6.384%, 1M LIBOR + 2.000%, 06/26/28	286,318	287,114

Real Estate Investment Trusts—0.0%
OVG Business Services LLC
Initial Term Loan, 10.640%, 1M LIBOR + 6.250%, 11/20/28	504,190	473,939

Retail—0.2%
LBM Acquisition LLC Term Loan B, 7.121%, 6M LIBOR + 3.750%, 12/17/27	1,304,403	1,135,736
Park River Holdings, Inc. Term Loan, 6.993%, 3M LIBOR + 3.250%, 12/28/27	198,968	174,906
SRS Distribution, Inc. Term Loan B, 7.884%, 1M LIBOR + 3.500%, 06/02/28	938,125	896,613
Tory Burch LLC Term Loan B, 7.884%, 1M LIBOR + 3.250%, 04/16/28	598,880	554,526
White Cap Buyer LLC Term Loan B, 8.073%, 1M TSFR + 3.750%, 10/19/27	1,362,330	1,319,851
WOOF Holdings, Inc.
1st Lien Term Loan, 8.104%, 1M LIBOR + 3.750%, 12/21/27	313,418	294,612

		4,376,244

Software—0.1%
ConnectWise LLC Term Loan B, 8.224%, 1M LIBOR + 3.500%, 09/29/28	1,089,000	1,038,180

Telecommunications—0.1%
Connect Finco Sarl Term Loan B, 7.890%, 1M LIBOR + 3.500%, 12/11/26	1,436,438	1,421,850
Intelsat Jackson Holdings S.A.
Exit Term Loan B, 7.445%, 6M TSFR + 4.250%, 02/01/29	1,178	1,140

		1,422,990

Total Floating Rate Loans (Cost $45,472,834)		42,694,205

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Foreign Government—0.9%

Security Description	Principal Amount*	Value

Sovereign—0.9%
Colombia Government International Bonds 4.125%, 05/15/51 (f)	400,000	$239,236
4.500%, 03/15/29	283,000	244,526
8.000%, 04/20/33	361,000	361,902
Colombian TES 7.000%, 03/26/31 (COP)	758,500,000	110,364
7.250%, 10/18/34 (COP)	1,321,000,000	179,219
Egypt Government International Bonds 7.500%, 02/16/61	400,000	246,336
7.625%, 05/29/32	200,000	147,700
Hungary Government International Bond 5.000%, 02/22/27 (EUR)	400,000	424,722
Indonesia Government International Bonds 2.850%, 02/14/30	662,000	587,605
3.050%, 03/12/51 (f)	1,965,000	1,410,082
Mexican Bonos 5.750%, 03/05/26 (MXN)	13,700,000	635,910
7.500%, 06/03/27 (MXN)	13,600,000	657,817
8.500%, 11/18/38 (MXN)	19,900,000	966,207
Mexico Government International Bonds 2.659%, 05/24/31 (f)	2,105,000	1,697,743
4.500%, 01/31/50 (f)	4,504,000	3,419,334
Oman Government International Bond 4.750%, 06/15/26	299,000	288,592
6.750%, 10/28/27	300,000	310,482
Panama Government International Bonds 3.875%, 03/17/28	1,279,000	1,201,816
4.500%, 04/01/56	1,811,000	1,319,395
Peruvian Government International Bonds 3.550%, 03/10/51	1,587,000	1,128,084
4.125%, 08/25/27	1,009,000	965,383
Philippine Government International Bonds 3.000%, 02/01/28	1,834,000	1,706,051
3.200%, 07/06/46	2,044,000	1,489,724
Republic of South Africa Government Bond 8.000%, 01/31/30 (ZAR)	17,643,000	924,866
Romania Government International Bonds 2.125%, 03/07/28 (EUR)	209,000	186,061
2.875%, 05/26/28 (EUR)	120,000	111,047
Russian Federal Bond-OFZ 6.100%, 07/18/35 (RUB)	59,043,000	216,157
Saudi Government International Bond 3.450%, 02/02/61	309,000	220,935
Turkey Government International Bond 4.875%, 04/16/43	458,000	297,039
Ukraine Government International Bond 7.375%, 09/25/34 (144A)	274,000	49,676
Uruguay Government International Bonds 4.375%, 10/27/27	1,266,587	1,275,406
5.100%, 06/18/50	1,118,733	1,096,177

Total Foreign Government (Cost $30,328,653)		24,115,594

Municipals—0.7%
American Municipal Power, Inc., Build America Bond 8.084%, 02/15/50	510,000	656,070
Bay Area Toll Bridge Authority, Build America Bond 7.043%, 04/01/50	1,215,000	1,493,583
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	785,000	941,818
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,020,000	2,259,791
Massachusetts Housing Finance Agency 4.500%, 12/01/48	275,000	255,429
Metropolitan Transportation Authority, Build America Bonds 6.668%, 11/15/39	170,000	175,590
6.814%, 11/15/40	330,000	344,815
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	461,000	493,151
New Jersey Turnpike Authority 7.414%, 01/01/40	492,000	609,900
New York City Municipal Water Finance Authority 5.882%, 06/15/44	270,000	295,504
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	355,000	360,007
Port Authority of New York & New Jersey 4.960%, 08/01/46	1,350,000	1,310,130
San Antonio, TX Electric & Gas Systems Revenue, Build America Bond 5.808%, 02/01/41	875,000	932,276
State of California 4.600%, 04/01/38	3,765,000	3,544,251
State of California General Obligation Unlimited, Build America Bond 7.550%, 04/01/39	780,000	976,273
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	3,010,000	2,888,814
State of Texas 5.517%, 04/01/39	820,000	866,077
University of California 4.858%, 05/15/2112	239,000	201,470

Total Municipals (Cost $21,733,786)		18,604,949

Common Stocks—0.3%

Chemicals—0.0%
Element Solutions, Inc.	25,267	459,607

Energy Equipment & Services—0.0%
Halliburton Co.	23,602	928,739

Equity Real Estate Investment Trusts—0.1%
DiamondRock Hospitality Co.	50,907	416,928
Park Hotels & Resorts, Inc. (d)	24,018	283,172
Service Properties Trust	51,813	377,717
Sunstone Hotel Investors, Inc. (d) (f)	21,914	211,689
Xenia Hotels & Resorts, Inc.	28,065	369,897

		1,659,403

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Hotels, Restaurants & Leisure—0.0%
Caesars Entertainment, Inc. (o)	4,625	$192,400

Interactive Media & Services—0.0%
Genius Sports, Ltd.† (f) (o)	101,806	363,447

Machinery—0.0%
Sarcos Technology and Robotics Corp. (f) (o)	6,978	3,917

Oil, Gas & Consumable Fuels—0.2%
California Resources Corp. (d)	23,011	1,001,208
Chesapeake Energy Corp.	6,878	649,077
Green Plains, Inc. (d) (o)	18,989	579,164
Marathon Petroleum Corp.	7,458	868,037
OPAL Fuels, Inc. (f) (o)	1,088	7,921
Phillips 66	8,158	849,085

		3,954,492

Real Estate Management & Development—0.0%
Forestar Group, Inc. (o)	12,122	186,800

Special Purpose Acquisition Companies—0.0%
Pivotal Investment Corp. III - Class A (o)	26,099	264,148

Thrifts & Mortgage Finance—0.0%
Mr Cooper Group, Inc. (o)	8,189	328,624

Total Common Stocks (Cost $9,569,390)		8,341,577

Preferred Stocks—0.1%

Home Builders—0.1%
Dream Finders Homes, Inc., 9.000%, 09/08/26† (i) (j)	2,628	2,394,765

IT Services—0.0%
Versa Networks, Inc. - Series E† (i) (j)	678,151	1,810,663

Total Preferred Stocks (Cost $4,580,704)		4,205,428

Convertible Bonds—0.0%

Airlines—0.0%
GOL Equity Finance S.A. 3.750%, 07/15/24†	100,000	47,650

Automobiles—0.0%
Freewire Technologies 9.000%, 03/31/25† (i) (j)	1,225,000	1,123,937

Energy-Alternate Sources—0.0%
Stem, Inc. 0.500%, 12/01/28	102,000	64,138

Total Convertible Bonds (Cost $1,390,435)		1,235,725

Warrants—0.0%

Automobiles—0.0%
Freewire Technologies Tranche A, Expires 04/26/27† (i) (j) (o)	136,947	106,819

Commercial Services & Supplies—0.0%
Aurora Innovation, Inc. (o)	4,108	534

Health Care Providers & Services—0.0%
Cano Health, Inc. (o)	36,440	8,017

Health Care Technology—0.0%
Pear Therapeutics, Inc., Expires 02/04/26† (o)	10,748	1,600

Hotels, Restaurants & Leisure—0.0%
Sonder Holdings, Inc. (i) (j) (o)	20,820	208

Interactive Media & Services—0.0%
Genius Sports, Ltd., Expires 12/31/28† (o)	76,133	68,520

IT Services—0.0%
Versa Networks, Inc† (i) (j) (o)	83,584	215,647

Machinery—0.0%
Sarcos Technology and Robotics Corp. (o)	102,425	3,851

Real Estate Management & Development—0.0%
Offerpad Solutions, Inc. (o)	31,569	710

Software—0.0%
Embark Technology, Inc. (o)	3,005	60
Latch, Inc. (o)	43,584	1,856

		1,916

Special Purpose Acquisition Companies—0.0%
Pivotal Investment Corp. III (o)	5,219	26

Specialty Retail—0.0%
EVgo, Inc. (o)	19,550	13,056
Volta, Inc. (o)	20,140	1,315

		14,371

Total Warrants (Cost $876,157)		422,219

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Oil & Gas—0.0%
Chesapeake Energy Corp. (g) (i) (j)	100,000	$0

Savings & Loans—0.0%
Washington Mutual Bank (g) (i) (j)	5,027,000	1
Washington Mutual Bank (g) (i) (j)	1,310,000	0
Washington Mutual Bank (g) (i) (j)	2,440,000	0

		1

Total Escrow Shares (Cost $0)		1

Short-Term Investments—12.4%

Repurchase Agreement—12.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $348,635,073; collateralized by U.S. Treasury Note at 2.000%, maturing 04/30/24, with a market value of $355,536,671.	348,565,360	348,565,360

Commercial Paper—0.1%
Citibank N.A. 4.060%, 08/01/23	1,842,000	1,828,809

Total Short-Term Investments (Cost $350,407,360)		350,394,169

Securities Lending Reinvestments (p)—0.3%

Repurchase Agreements—0.2%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $1,055,461; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $1,076,068.	1,054,969	1,054,969
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $1,000,478; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
National Bank Financial Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $777,674; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $795,855.	777,301	777,301
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $100,047; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $102,181.	100,000	100,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $500,244; collateralized by various Common Stock with an aggregate market value of $556,424.	500,000	500,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $1,000,490; collateralized by various Common Stock with an aggregate market value of $1,112,951.	1,000,000	1,000,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $1,500,733; collateralized by various Common Stock with an aggregate market value of $1,679,529.	1,500,000	1,500,000

		5,932,270

Mutual Funds—0.1%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (q)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (q)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (q)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (q)	1,000,000	1,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $9,932,270)		9,932,270

Total Purchased Options—0.3% (r) (Cost $4,164,297)		7,341,371

Total Investments—106.3% (Cost $3,297,799,746)		3,019,653,229
Other assets and liabilities (net)—(6.3)%		(178,310,071)

Net Assets—100.0%		$2,841,343,158

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $7,849,547, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against open OTC swap contracts, open OTC option contracts and forward foreign currency exchange contracts. As of December 31, 2022, the market value of securities pledged was $9,549,173.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $19,634,983.
(f)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $24,574,617 and the collateral received consisted of cash in the amount of $9,932,270 and non-cash collateral with a value of $15,631,618. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 0.4% of net assets.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(k)	Perpetual bond with no specified maturity date.
(l)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(m)	Principal only security.
(n)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(o)	Non-income producing security.
(p)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(q)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(r)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $547,367,279, which is 19.3% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Avianca Midco 2 plc, 9.000%, 12/01/28	08/26/21-07/13/22	574,316	$525,412	$424,994
Dream Finders Homes, Inc., 9.000%, 09/08/26	09/29/21	2,628	2,601,720	2,394,765
Freed Hotels & Resorts, 10.000%, 12/02/23	12/06/21	1,158,680	1,144,532	1,115,229
Freewire Technologies, 9.000%, 03/31/25	04/27/22	1,225,000	1,206,625	1,123,937
Freewire Technologies Tranche A Expires 04/26/27	04/27/22	136,947	—	106,819
GOL Equity Finance S.A., 3.750%, 07/15/24	09/25/20	100,000	81,810	47,650
Genius Sports, Ltd.	06/10/21-11/30/21	101,806	1,237,360	363,447
Genius Sports, Ltd. Expires 12/31/28	12/07/20-12/17/21	76,133	253,226	68,520
Gol Finance S.A., 7.000%, 01/31/25	03/05/20-10/13/20	400,000	354,540	176,168
Knollwood CDO, Ltd., 7.109%, 01/10/39	02/10/04	1,077,056	1,077,056	108
Pear Therapeutics, Inc. Expires 02/04/26	02/02/21	10,748	12,027	1,600
Versa Networks, Inc	10/14/22	83,584	—	215,647
Versa Networks, Inc. - Series E	10/14/22	678,151	1,978,984	1,810,663

				$7,849,547

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.000%	TBA	$(419,000)	$(395,940)	$(392,412)
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.500%	TBA	(3,808,000)	(3,678,885)	(3,642,680)
Uniform Mortgage-Backed Securities 30 Yr. Pool	1.500%	TBA	(156,100)	(120,225)	(120,153)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(6,390,965)	(5,486,557)	(5,413,973)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.000%	TBA	(5,340,300)	(5,061,810)	(5,007,534)

Totals				$(14,743,417)	$(14,576,752)

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	320,000	JPMC	01/12/23	USD	215,758	$2,186
AUD	320,000	JPMC	01/12/23	USD	215,758	2,186
AUD	322,000	MSIP	01/12/23	USD	216,549	2,757
AUD	548,000	MSIP	01/12/23	USD	368,542	4,686
CAD	335,475	CBNA	01/12/23	USD	247,000	777
CAD	196,967	JPMC	01/12/23	USD	144,000	1,477
CAD	196,967	JPMC	01/12/23	USD	144,000	1,477
CAD	295,720	JPMC	01/12/23	USD	218,000	414
CAD	295,720	JPMC	01/12/23	USD	218,000	414
CLP	317,564,500	CBNA	01/12/23	USD	362,000	12,085
EUR	343,000	HSBC	01/12/23	USD	364,788	2,582
EUR	343,000	HSBC	01/12/23	USD	364,788	2,582
EUR	815,000	HSBC	01/12/23	USD	847,757	25,150
EUR	815,000	HSBC	01/12/23	USD	847,757	25,150
HUF	112,541,660	BBP	01/12/23	USD	282,000	18,914
HUF	112,541,660	BBP	01/12/23	USD	282,000	18,914
IDR	29,498,747,434	CBNA	03/15/23	USD	1,894,418	(1,253)
JPY	275,527	BOA	01/12/23	USD	2,000	101
JPY	62,266,864	BOA	01/12/23	USD	452,000	22,902
JPY	19,677,050	CBNA	01/12/23	USD	143,000	7,075
JPY	19,677,050	CBNA	01/12/23	USD	143,000	7,075
JPY	19,851,766	DBAG	01/12/23	USD	146,000	5,407
JPY	19,851,766	DBAG	01/12/23	USD	146,000	5,407
JPY	19,397,308	JPMC	01/12/23	USD	144,000	3,941
JPY	19,397,308	JPMC	01/12/23	USD	144,000	3,941
JPY	753,801,000	UBSA	03/15/23	USD	5,778,874	18,658
KRW	278,801,600	BOA	01/12/23	USD	217,000	3,506
KRW	278,801,600	BOA	01/12/23	USD	217,000	3,506
MXN	2,901,183	CBNA	01/12/23	USD	146,000	2,670
MXN	2,901,183	CBNA	01/12/23	USD	146,000	2,670
MXN	4,285,819	HSBC	01/12/23	USD	217,000	2,625
MXN	4,285,819	HSBC	01/12/23	USD	217,000	2,626
MXN	8,162,217	HSBC	01/12/23	USD	414,000	4,270
NOK	2,868,204	DBAG	01/12/23	USD	287,000	5,870
PLN	649,342	JPMC	01/12/23	USD	145,000	3,126
PLN	649,342	JPMC	01/12/23	USD	145,000	3,126
THB	4,901,343	CBNA	01/12/23	USD	140,500	1,119
THB	4,901,343	CBNA	01/12/23	USD	140,500	1,119
THB	5,006,493	JPMC	01/12/23	USD	143,000	1,657
THB	5,006,493	JPMC	01/12/23	USD	143,000	1,657
ZAR	3,816,868	CBNA	01/12/23	USD	217,000	7,488
ZAR	2,507,954	GSI	01/12/23	USD	141,000	6,505
ZAR	8,289,452	GSI	01/12/23	USD	486,000	1,542
ZAR	8,630,582	GSI	01/12/23	USD	506,000	1,605
ZAR	2,572,870	JPMC	01/12/23	USD	146,000	5,323
ZAR	2,572,870	JPMC	01/12/23	USD	146,000	5,323

Contracts to Deliver
AUD	217,000	BOA	01/12/23	USD	149,264	1,471
AUD	217,000	BOA	01/12/23	USD	149,264	1,471
AUD	216,000	MSIP	01/12/23	USD	146,072	(1,040)
AUD	216,000	MSIP	01/12/23	USD	146,072	(1,040)
AUD	1,584,000	DBAG	03/15/23	USD	1,065,765	(15,747)
BRL	759,070	BNP	02/02/23	USD	145,000	2,013
CAD	199,206	HSBC	01/12/23	USD	146,000	(1,130)
CAD	199,206	HSBC	01/12/23	USD	146,000	(1,130)
CAD	289,850	JPMC	01/12/23	USD	215,000	921
CAD	289,850	JPMC	01/12/23	USD	215,000	921

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	1,581,000	BOA	03/15/23	USD	1,159,403	$(8,902)
CHF	202,629	BNP	01/12/23	USD	216,000	(3,330)
CHF	202,629	BNP	01/12/23	USD	216,000	(3,330)
CLP	187,310,060	BOA	01/12/23	USD	217,000	(3,648)
CLP	130,027,600	BOA	01/12/23	USD	146,000	(7,170)
CLP	130,027,600	BOA	01/12/23	USD	146,000	(7,170)
CLP	124,668,000	CBNA	01/12/23	USD	144,000	(2,857)
CLP	93,960,000	CBNA	01/12/23	USD	108,000	(2,683)
CLP	194,212,840	DBAG	01/12/23	USD	211,000	(17,779)
CLP	194,212,840	DBAG	01/12/23	USD	211,000	(17,779)
CLP	32,029,583	GSI	01/12/23	USD	37,000	(730)
COP	1,832,059,973	BNP	02/16/23	USD	366,632	(8,246)
EUR	206,000	DBAG	01/12/23	USD	218,140	(2,496)
EUR	206,000	DBAG	01/12/23	USD	218,140	(2,496)
EUR	136,000	DBAG	01/12/23	USD	146,000	337
EUR	136,000	DBAG	01/12/23	USD	146,000	337
EUR	136,000	JPMC	01/12/23	USD	145,284	(379)
EUR	136,000	JPMC	01/12/23	USD	145,284	(379)
EUR	345,000	SSBT	01/12/23	USD	366,456	(3,056)
EUR	345,000	SSBT	01/12/23	USD	366,456	(3,056)
EUR	267,173	DBAG	02/21/23	USD	286,799	(120)
EUR	70,418	DBAG	02/21/23	USD	73,742	(1,880)
EUR	24,966	RBC	02/21/23	USD	26,583	(228)
EUR	395,096	BOA	03/14/23	USD	420,548	(4,380)
EUR	8,410,000	UBSA	03/15/23	USD	8,977,170	(68,489)
GBP	119,000	JPMC	01/12/23	USD	146,926	3,031
GBP	151,000	RBC	01/12/23	USD	181,559	(1,032)
GBP	151,000	RBC	01/12/23	USD	181,565	(1,025)
HUF	58,007,434	GSI	01/12/23	USD	145,000	(10,100)
HUF	58,007,434	GSI	01/12/23	USD	145,000	(10,100)
INR	11,381,042	JPMC	01/12/23	USD	139,000	1,493
INR	11,381,042	JPMC	01/12/23	USD	139,000	1,493
MXN	8,029,348	GSI	01/12/23	USD	414,000	2,538
MXN	4,176,053	HSBC	01/12/23	USD	215,000	999
MXN	4,176,053	HSBC	01/12/23	USD	215,000	999
MXN	20,861,600	CBNA	02/21/23	USD	1,062,005	680
MXN	4,094,569	CBNA	02/21/23	USD	208,443	134
MXN	12,505,800	DBAG	02/21/23	USD	643,840	7,613
MXN	13,016,259	JPMC	02/21/23	USD	649,822	(12,374)
NOK	2,910,260	DBAG	01/12/23	USD	292,000	(5,164)
NOK	1,399,078	DBAG	01/12/23	USD	143,000	141
NOK	1,414,382	GSI	01/12/23	USD	144,000	(421)
NZD	228,000	BOA	01/12/23	USD	144,051	(720)
NZD	228,000	BOA	01/12/23	USD	144,051	(720)
NZD	225,000	BOA	01/12/23	USD	144,978	2,112
NZD	225,000	BOA	01/12/23	USD	144,978	2,112
TWD	6,469,180	CBNA	02/17/23	USD	212,000	598
TWD	6,469,180	CBNA	02/17/23	USD	212,000	598
ZAR	3,732,058	BNP	01/12/23	USD	217,000	(2,500)
ZAR	3,684,133	CBNA	01/12/23	USD	215,000	(1,681)
ZAR	3,684,133	CBNA	01/12/23	USD	215,000	(1,681)
ZAR	3,733,119	DBAG	01/12/23	USD	217,000	(2,562)
ZAR	2,404,965	GSI	01/12/23	USD	141,000	(447)
ZAR	3,813,528	HSBC	01/12/23	USD	218,000	(6,292)
ZAR	3,813,528	HSBC	01/12/23	USD	218,000	(6,292)
ZAR	5,014,691	BOA	02/21/23	USD	290,564	(3,356)

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ZAR	6,280,953	DBAG	02/21/23	USD	362,912	$(5,226)
ZAR	4,677,720	NTC	02/21/23	USD	267,946	(6,224)

Cross Currency Contracts to Buy
AUD	338,000	NWM	01/12/23	CAD	307,298	3,237
EUR	222,000	HSBC	01/12/23	PLN	1,050,138	(1,781)
EUR	222,000	UBSA	01/12/23	PLN	1,050,149	(1,783)
JPY	32,624,520	RBC	01/12/23	EUR	228,000	4,624
MXN	4,181,302	UBSA	01/12/23	GBP	180,000	(3,388)
MXN	4,180,974	UBSA	01/12/23	GBP	180,000	(3,404)

Net Unrealized Appreciation						$23,268

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/22/23	809	USD	101,403,094	$(193,166)
U.S. Treasury Note 10 Year Futures	03/22/23	235	USD	26,389,766	(264,197)
U.S. Treasury Note 2 Year Futures	03/31/23	2,542	USD	521,308,596	(336,706)
U.S. Treasury Note 5 Year Futures	03/31/23	3,062	USD	330,480,705	(472,770)
U.S. Treasury Ultra Long Bond Futures	03/22/23	665	USD	89,317,813	(577,958)

Futures Contracts—Short
Euro STOXX 50 Index Futures	03/17/23	(129)	EUR	(4,882,650)	204,688
Euro STOXX Banks Index Futures	03/17/23	(395)	EUR	(1,900,938)	(67,898)
Euro-Bund Futures	03/08/23	(1)	EUR	(132,930)	9,537
Euro-Buxl 30 Year Bond Futures	03/08/23	(24)	EUR	(3,245,760)	714,458
Japanese Government 10 Year Bond Futures	03/13/23	(114)	JPY	(16,582,440,000)	2,272,978
S&P 500 Index E-Mini Futures	03/17/23	(39)	USD	(7,528,950)	210,223
U.S. Treasury Note Ultra 10 Year Futures	03/22/23	(16)	USD	(1,892,500)	61,478

Net Unrealized Appreciation					$1,560,667

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
GBP Put/USD Call	USD	1.210	JPMC	01/17/23	592,000	GBP	592,000	$3,899	$6,803	$2,904
GBP Put/USD Call	USD	1.210	MSIP	02/02/23	588,000	GBP	588,000	10,678	9,378	(1,300)
USD Call/CLP Put	CLP	920.000	BOA	01/13/23	690,000	USD	690,000	20,404	823	(19,581)
USD Call/JPY Put	JPY	137.000	CBNA	03/10/23	1,014,000	USD	1,014,000	17,137	5,431	(11,706)
USD Put/BRL Call	BRL	5.300	HSBC	02/16/23	564,000	USD	564,000	16,991	14,049	(2,942)
USD Put/BRL Call	BRL	4.650	BOA	03/23/23	88,000	USD	88,000	12,558	4,293	(8,265)
USD Put/MXN Call	MXN	19.350	HSBC	01/31/23	716,000	USD	716,000	9,988	4,391	(5,597)
USD Put/MXN Call	MXN	19.550	BOA	02/07/23	876,000	USD	876,000	1,993	3,038	1,045

Totals								$93,648	$48,206	$(45,442)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. IRS	4.000%	GSI	SOFR	Pay	06/30/23	731,697,000	USD	731,697,000	$1,573,148	$961,304	$(611,844)
Put - OTC - 10 Yr. IRS	2.480%	GSI	SOFR	Receive	08/10/23	36,484,000	USD	36,484,000	1,265,995	3,193,977	1,927,982
Put - OTC - 10 Yr. IRS	2.510%	GSI	SOFR	Receive	08/10/23	36,484,000	USD	36,484,000	1,191,203	3,118,682	1,927,479

Totals									$4,030,346	$7,273,963	$3,243,617

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Purchased Options—(Continued)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 10 Year Futures	USD	114.500	01/27/23	32	USD	32,000	$33,549	$6,500	$(27,049)
Put - U.S. Treasury Long Bond Futures	USD	129.000	01/27/23	3	USD	3,000	6,753	12,702	5,949

Totals							$40,302	$19,202	$(21,100)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
GBP Call/USD Put	USD	1.280	MSIP	02/02/23	(588,000)	GBP	(588,000)	$(3,066)	$(333)	$2,733
GBP Put/USD Call	USD	1.165	MSIP	02/02/23	(588,000)	GBP	(588,000)	(4,078)	(2,133)	1,945
USD Call/CLP Put	CLP	960.000	BOA	01/13/23	(966,000)	USD	(966,000)	(15,512)	(228)	15,284
USD Call/JPY Put	JPY	142.000	CBNA	03/10/23	(1,014,000)	USD	(1,014,000)	(6,449)	(1,484)	4,965
USD Call/MXN Put	MXN	20.000	HSBC	01/31/23	(716,000)	USD	(716,000)	(7,053)	(3,985)	3,068
USD Put/BRL Call	BRL	4.900	HSBC	02/16/23	(846,000)	USD	(846,000)	(6,743)	(2,990)	3,753
USD Put/CLP Call	CLP	860.000	BOA	01/13/23	(414,000)	USD	(414,000)	(4,636)	(9,792)	(5,156)
USD Put/HUF Call	HUF	390.000	BOA	02/17/23	(428,000)	USD	(428,000)	(11,096)	(20,718)	(9,622)
USD Put/MXN Call	MXN	19.750	CBNA	01/05/23	(288,000)	USD	(288,000)	(3,443)	(3,943)	(500)

Totals								$(62,076)	$(45,606)	$16,470

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. IRS	3.400%	GSI	SOFR	Receive	06/30/23	(731,697,000)	USD	(731,697,000)	$(640,235)	$(356,776)	$283,459
Call - OTC - 10 Yr. IRS	2.620%	GSI	SOFR	Receive	10/27/23	(46,022,329)	USD	(46,022,329)	(569,777)	(581,501)	(11,724)
Call - OTC - 10 Yr. IRS	3.105%	MSIP	SOFR	Receive	12/19/23	(53,185,800)	USD	(53,185,800)	(2,029,038)	(1,484,006)	545,032
Put - OTC - 1 Yr. IRS	3.480%	GSI	SOFR	Pay	08/10/23	(328,525,069)	USD	(328,525,069)	(1,268,141)	(3,564,103)	(2,295,962)
Put - OTC - 1 Yr. IRS	3.480%	GSI	SOFR	Pay	08/10/23	(328,525,069)	USD	(328,525,069)	(1,176,059)	(3,564,103)	(2,388,044)
Put - OTC - 10 Yr. IRS	4.420%	GSI	SOFR	Pay	10/27/23	(46,022,329)	USD	(46,022,329)	(830,299)	(574,612)	255,687
Put - OTC - 10 Yr. IRS	3.200%	GSI	SOFR	Pay	08/10/23	(24,293,848)	USD	(24,293,848)	(516,244)	(1,078,037)	(561,793)
Put - OTC - 10 Yr. IRS	3.100%	GSI	SOFR	Pay	08/10/23	(24,293,848)	USD	(24,293,848)	(553,293)	(1,200,728)	(647,435)
Put - OTC - 10 Yr. IRS	3.105%	MSIP	SOFR	Pay	12/19/23	(53,185,800)	USD	(53,185,800)	(2,029,038)	(2,801,046)	(772,008)

Totals									$(9,612,124)	$(15,204,912)	$(5,592,788)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 10 Year Futures	USD	116.500	01/27/23	(38)	USD	(38,000)	$(16,567)	$(1,781)	$14,786
Call - U.S. Treasury Note 5 Year Futures	USD	108.250	01/27/23	(10)	USD	(10,000)	(10,141)	(4,844)	5,297
Put - U.S. Treasury Long Bond Futures	USD	126.000	01/27/23	(3)	USD	(3,000)	(3,558)	(6,703)	(3,145)

Totals							$(30,266)	$(13,328)	$16,938

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1M TIIE	Monthly	10.170%	Monthly	09/14/23	MXN	37,346,000	$(11,612)	$2	$(11,614)
Pay	1M TIIE	Monthly	10.300%	Monthly	09/18/23	MXN	29,751,000	(7,940)	2	(7,942)
Pay	6M EURIBOR	Annually	2.442%	Annually	07/14/32	EUR	1,521,000	(45,986)	19	(46,005)
Receive	12M SOFR	Annually	3.453%	Annually	11/02/25	USD	106,371,600	566,423	468	565,955

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M SONIA	Annually	3.236%	Annually	10/20/72	GBP	1,493,600	$(24,519)	$19,797	$(44,316)
Receive	12M TONA	Annually	0.298%	Annually	04/07/32	JPY	857,795,850	332,223	111	332,112
Receive	12M TONA	Annually	0.301%	Annually	04/07/32	JPY	864,909,279	333,059	112	332,947
Receive	12M TONA	Annually	0.303%	Annually	04/07/32	JPY	861,582,705	330,808	112	330,696
Receive	12M TONA	Annually	0.306%	Annually	04/07/32	JPY	848,043,548	323,815	110	323,705
Receive	12M TONA	Annually	0.306%	Annually	04/07/32	JPY	752,038,618	287,260	98	287,162
Receive	12M TONA	Annually	0.394%	Annually	05/02/32	JPY	520,994,500	170,557	66	170,491
Receive	12M TONA	Annually	0.396%	Annually	05/02/32	JPY	520,994,500	169,661	66	169,595
Receive	12M TONA	Annually	0.420%	Annually	06/14/32	JPY	1,029,109,758	325,316	124	325,192
Receive	12M TONA	Annually	0.424%	Annually	06/14/32	JPY	1,160,485,472	363,617	141	363,476
Receive	1M TIIE	Monthly	9.250%	Monthly	09/17/32	MXN	17,648,000	(30,372)	13	(30,385)
Receive	3M LIBOR	Quarterly	2.915%	Quarterly	08/23/26	USD	110,000	4,585	2	4,583
Receive	3M LIBOR	Quarterly	3.156%	Quarterly	10/03/28	USD	1,279,000	50,636	15	50,621
Receive	6M EURIBOR	Semi-Annually	2.220%	Semi-Annually	09/12/24	EUR	1,498,000	27,083	416	26,667
Receive	6M WIBOR	Semi-Annually	5.670%	Semi-Annually	03/15/28	PLN	1,199,000	4,840	3	4,837
Receive	6M WIBOR	Semi-Annually	5.920%	Semi-Annually	03/15/28	PLN	3,489,000	5,886	9	5,877
Receive	6M WIBOR	Semi-Annually	5.990%	Semi-Annually	03/15/28	PLN	1,127,000	1,160	3	1,157
Receive	6M WIBOR	Semi-Annually	6.150%	Semi-Annually	11/04/24	PLN	5,327,500	11,610	2	11,608
Receive	6M WIBOR	Semi-Annually	6.870%	Semi-Annually	09/29/27	PLN	895,300	(5,501)	2	(5,503)
Receive	6M WIBOR	Semi-Annually	6.990%	Semi-Annually	09/30/27	PLN	1,290,000	(9,338)	2	(9,340)

Totals								$3,173,271	$21,695	$3,151,576

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	1-Day CDI	Maturity	11.650%	Maturity	01/02/25	JPMC	BRL	1,837,207	$(6,841)	$—	$(6,841)
Pay	1-Day CDI	Maturity	11.694%	Maturity	01/02/25	CBNA	BRL	2,574,000	(9,208)	—	(9,208)
Pay	1-Day CDI	Maturity	13.965%	Maturity	01/02/24	CBNA	BRL	3,840,000	3,372	—	3,372
Pay	1-Day CDI	Maturity	13.980%	Maturity	01/02/24	CBNA	BRL	3,616,953	3,202	—	3,202
Pay	1-Day CDI	Maturity	14.485%	Maturity	01/02/24	GSI	BRL	3,952,515	6,759	—	6,759
Pay	3M CLOIS	Semi-Annually	1.650%	Semi-Annually	05/28/23	BOA	CLP	3,163,924,000	(144,781)	—	(144,781)
Receive	3M CLOIS	Semi-Annually	1.420%	Semi-Annually	04/01/23	BOA	CLP	3,163,924,000	93,555	—	93,555

Totals									$(53,942)	$—	$(53,942)

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.33.V13	(5.000%)	Quarterly	12/20/24	0.034%	USD	4,732,640	$(134,776)	$39,699	$(174,475)
CDX.NA.HY.37.V2	(5.000%)	Quarterly	12/20/26	0.041%	USD	4,804,470	(139,887)	(173,890)	34,003
CDX.NA.HY.39.V1	(5.000%)	Quarterly	12/20/27	0.048%	USD	2,899,000	(17,852)	72,083	(89,935)
ITRX.EUR.38.V1	(1.000%)	Quarterly	12/20/27	0.009%	EUR	2,890,000	(13,723)	24,250	(37,973)
ITRX.EUR.XOVER.38.V1	(5.000%)	Quarterly	12/20/27	0.047%	EUR	1,425,000	(16,595)	(2,581)	(14,014)
ITRX.FINSR.38.V1	(1.000%)	Quarterly	12/20/27	0.010%	EUR	9,090,000	(4,194)	123,747	(127,941)

Totals							$(327,027)	$83,308	$(410,335)

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Abbott Laboratories 3.400%, due 11/30/23	(1.000%)	Quarterly	06/20/27	JPMC	0.004%	USD	1,237,909	$(32,533)	$(25,812)	$(6,721)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/24	JPMC	0.025%	USD	460,000	(21,027)	15,224	(36,251)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	06/20/25	JPMC	0.029%	USD	480,000	(22,265)	29,482	(51,747)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	0.028%	USD	250,000	(7,659)	(4,336)	(3,323)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	0.028%	USD	250,000	(7,659)	(4,679)	(2,980)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BBP	0.028%	USD	250,000	(7,659)	(4,911)	(2,748)
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	BNP	0.011%	USD	460,000	660	(3,619)	4,279
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	MSIP	0.011%	USD	1,185,000	1,699	(5,525)	7,224
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.012%	USD	740,000	2,398	7,235	(4,837)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.012%	USD	526,000	1,705	5,143	(3,438)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.012%	USD	525,000	1,702	5,233	(3,531)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.012%	USD	524,000	1,698	5,223	(3,525)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.012%	USD	520,000	1,685	5,183	(3,498)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.012%	USD	314,000	1,018	3,070	(2,052)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/27	BBP	0.025%	USD	3,372,600	217,703	222,129	(4,426)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/27	BBP	0.025%	USD	1,319,000	85,142	86,873	(1,731)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/27	BBP	0.025%	USD	169,500	10,941	10,332	609
Chile Government International Bond 3.240%, due 02/06/28	(1.000%)	Quarterly	12/20/27	BBP	0.011%	USD	750,018	2,953	10,239	(7,286)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/27	BBP	0.027%	USD	731,000	53,264	60,331	(7,067)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/27	CBNA	0.027%	USD	703,044	51,227	47,148	4,079
Indonesia Government International Bond 4.125%, due 01/15/25	(1.000%)	Quarterly	12/20/27	GSI	0.010%	USD	849,000	(42)	6,212	(6,254)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/27	BOA	0.013%	USD	339,000	4,564	3,876	688
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/27	MSIP	0.013%	USD	777,000	10,461	17,729	(7,268)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/27	BBP	0.013%	USD	358,000	4,820	8,297	(3,477)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/27	DBAG	0.013%	USD	499,000	6,718	8,799	(2,081)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/27	GSI	0.013%	USD	288,000	3,877	6,188	(2,311)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/27	GSI	0.013%	USD	288,000	3,877	6,553	(2,676)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/27	MSIP	0.013%	USD	290,000	3,904	4,552	(648)

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Philippines Government International Bond 10.625%, due 03/16/25	(1.000%)	Quarterly	12/20/27	GSI	0.010%	USD	1,956,035	$(2,589)	$1,078	$(3,667)
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	06/20/24	BBP	0.022%	USD	499,000	(19,600)	(1,727)	(17,873)
Turkey Government International Bond 11.750%, due 01/15/30	(1.000%)	Quarterly	12/20/27	GSI	0.051%	USD	584,000	93,160	125,429	(32,269)

Totals								$444,143	$650,949	$(206,806)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Petroleos Mexicanos 6.625%, due 06/15/35	1.000%	Quarterly	12/20/24	GSI	0.041%	USD	179,000	$(9,972)	$(15,043)	$5,071

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.004%	USD	1,001,000	$(73)	$145	$(218)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.004%	USD	2,340,000	(171)	(883)	712
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.005%	USD	1,610,000	721	19,805	(19,084)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.005%	USD	1,280,000	573	15,972	(15,399)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.005%	USD	1,960,000	878	26,423	(25,545)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.005%	USD	1,090,000	488	13,409	(12,921)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.005%	USD	900,000	403	11,071	(10,668)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	1.272%	USD	340,000	83,379	34,298	49,081
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	CBNA	0.114%	USD	500,000	94,299	15,992	78,307
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	MSIP	0.114%	USD	105,000	19,803	5,500	14,303
ITRX.JPY.38.V1	(1.000%)	Quarterly	12/20/27	BBP	0.009%	JPY	115,788,000	(5,461)	(4,233)	(1,228)
ITRX.JPY.38.V1	(1.000%)	Quarterly	12/20/27	JPMC	0.009%	JPY	46,315,200	(2,184)	(1,693)	(491)
ITRX.JPY.38.V1	(1.000%)	Quarterly	12/20/27	JPMC	0.009%	JPY	69,472,800	(3,277)	(2,536)	(741)

Totals								$189,378	$133,270	$56,108

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	0.040%	USD	660,000	$(42,621)	$(30,601)	$(12,020)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	0.040%	USD	1,310,000	(84,596)	(59,736)	(24,860)
CMBX.NA.AAA.V7	0.500%	Quarterly	01/17/47	CSI	0.004%	USD	5,000,000	4,207	(156,398)	160,605
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	0.088%	USD	40,000	(6,930)	(3,575)	(3,355)
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	1.272%	USD	340,000	(83,379)	(28,926)	(54,453)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	0.114%	USD	467,000	(88,076)	(57,312)	(30,764)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	0.114%	USD	138,000	(26,027)	(173)	(25,854)

Totals								$(327,422)	$(336,721)	$9,299

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Securities in the amount of $17,478,394 have been received at the custodian bank as collateral for OTC swap contracts, and forward foreign currency exchange contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NTC)—	Northern Trust Co.
(NWM)—	NatWest Markets plc
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(THB)—	Thai Baht
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CLOIS)—	Sinacofi Chile Interbank Rate Average
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(ITRX.EUR.XOVER)—	Markit iTraxx Europe Crossover CDS Index
(ITRX.FINSR)—	Markit iTraxx Europe Senior Financial CDS Index
(ITRX.JPY)—	Markit iTraxx Japan CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(TONA)—	Tokyo Overnight Average Rate
(TSFR)—	Term Secured Financing Rate
(WIBOR)—	Warsaw Interbank Offered Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(ARM)—	Adjustable-Rate Mortgage
(CDO)—	Collateralized Debt Obligation
(CMO)—	Collateralized Mortgage Obligation
(CMS)—	Constant Maturity Swap
(DAC)—	Designated Activity Company
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,301,931,122	$—	$1,301,931,122
Corporate Bonds & Notes
Advertising	—	809,806	—	809,806
Aerospace/Defense	—	20,270,056	—	20,270,056
Agriculture	—	6,208,857	—	6,208,857
Airlines	—	14,751,780	—	14,751,780
Apparel	—	40,287	—	40,287
Auto Manufacturers	—	16,609,781	—	16,609,781
Auto Parts & Equipment	—	546,247	—	546,247
Banks	—	175,116,266	—	175,116,266
Beverages	—	2,622,460	—	2,622,460
Biotechnology	—	6,801,430	—	6,801,430
Chemicals	—	3,468,230	—	3,468,230
Commercial Services	—	16,175,483	—	16,175,483
Computers	—	6,725,360	—	6,725,360
Diversified Financial Services	—	8,529,704	—	8,529,704
Electric	—	68,339,469	—	68,339,469
Electronics	—	553,449	—	553,449
Energy-Alternate Sources	—	440,176	—	440,176
Engineering & Construction	—	728,212	—	728,212
Entertainment	—	3,305,609	—	3,305,609
Environmental Control	—	1,548,694	—	1,548,694
Food	—	832,506	—	832,506
Forest Products & Paper	—	1,108,077	—	1,108,077
Gas	—	1,719,368	—	1,719,368
Healthcare-Products	—	5,402,212	—	5,402,212
Healthcare-Services	—	21,067,543	—	21,067,543
Home Builders	—	5,690,362	1,144,179	6,834,541
Household Products/Wares	—	285,028	—	285,028
Insurance	—	3,880,713	—	3,880,713
Internet	—	10,940,258	—	10,940,258
Investment Companies	—	2,846,316	—	2,846,316
Iron/Steel	—	1,662,383	—	1,662,383
Lodging	—	857,336	1,346,113	2,203,449
Machinery-Diversified	—	3,412,131	—	3,412,131
Media	—	29,012,244	—	29,012,244
Mining	—	11,931,410	—	11,931,410
Miscellaneous Manufacturing	—	1,394,853	—	1,394,853
Oil & Gas	—	28,937,080	1,953,719	30,890,799
Packaging & Containers	—	1,891,942	—	1,891,942
Pharmaceuticals	—	17,444,720	—	17,444,720
Pipelines	—	57,644,703	—	57,644,703

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Real Estate	$—	$1,627,185	$1,115,229	$2,742,414
Real Estate Investment Trusts	—	50,218,263	—	50,218,263
Retail	—	4,088,522	—	4,088,522
Semiconductors	—	30,766,365	—	30,766,365
Shipbuilding	—	332,996	—	332,996
Software	—	22,305,500	—	22,305,500
Telecommunications	—	49,138,560	—	49,138,560
Tobacco	—	2,519,266	—	2,519,266
Transportation	—	9,711,594	—	9,711,594
Trucking & Leasing	—	6,068,441	—	6,068,441
Total Corporate Bonds & Notes	—	738,329,233	5,559,240	743,888,473
Asset-Backed Securities
Asset-Backed - Credit Card	—	840,778	—	840,778
Asset-Backed - Home Equity	—	16,798,626	—	16,798,626
Asset-Backed - Manufactured Housing	—	8,843,426	—	8,843,426
Asset-Backed - Other	—	280,099,876	—	280,099,876
Asset-Backed - Student Loan	—	23,138,096	—	23,138,096
Total Asset-Backed Securities	—	329,720,802	—	329,720,802
Total Mortgage-Backed Securities*	—	176,825,324	—	176,825,324
Floating Rate Loans
Airlines	—	541	—	541
Apparel	—	857,043	—	857,043
Auto Parts & Equipment	—	570,929	—	570,929
Beverages	—	563,155	—	563,155
Building Materials	—	135,308	—	135,308
Chemicals	—	4,202,116	—	4,202,116
Commercial Services	—	10,609,967	1,214,558	11,824,525
Cosmetics/Personal Care	—	178,570	—	178,570
Entertainment	—	4,903,891	—	4,903,891
Environmental Control	—	436,970	—	436,970
Food	—	1,015,798	—	1,015,798
Hand/Machine Tools	—	928,565	—	928,565
Healthcare-Services	—	492,293	—	492,293
Household Products/Wares	—	264,763	—	264,763
Housewares	—	279,831	—	279,831
Internet	—	193,300	—	193,300
Lodging	—	5,697,957	—	5,697,957
Machinery-Diversified	—	324,557	—	324,557
Media	—	1,730,520	—	1,730,520
Mining	—	202,517	—	202,517
Oil & Gas	—	—	—	—
Packaging & Containers	—	292,589	—	292,589
Pipelines	—	287,114	—	287,114
Real Estate Investment Trusts	—	473,939	—	473,939
Retail	—	4,376,244	—	4,376,244
Software	—	1,038,180	—	1,038,180
Telecommunications	—	1,422,990	—	1,422,990
Total Floating Rate Loans	—	41,479,647	1,214,558	42,694,205
Total Foreign Government*	—	24,115,594	—	24,115,594
Total Municipals*	—	18,604,949	—	18,604,949
Total Common Stocks*	8,341,577	—	—	8,341,577
Total Preferred Stocks*	—	—	4,205,428	4,205,428
Convertible Bonds
Airlines	—	47,650	—	47,650
Automobiles	—	—	1,123,937	1,123,937
Energy-Alternate Sources	—	64,138	—	64,138
Total Convertible Bonds	—	111,788	1,123,937	1,235,725

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Warrants
Automobiles	$—	$—	$106,819	$106,819
Commercial Services & Supplies	534	—	—	534
Health Care Providers & Services	8,017	—	—	8,017
Health Care Technology	1,600	—	—	1,600
Hotels, Restaurants & Leisure	—	—	208	208
Interactive Media & Services	68,520	—	—	68,520
IT Services	—	—	215,647	215,647
Machinery	3,851	—	—	3,851
Real Estate Management & Development	710	—	—	710
Software	1,916	—	—	1,916
Special Purpose Acquisition Companies	26	—	—	26
Specialty Retail	14,371	—	—	14,371
Total Warrants	99,545	—	322,674	422,219
Total Escrow Shares*	—	—	1	1
Total Short-Term Investments*	—	350,394,169	—	350,394,169
Securities Lending Reinvestments
Repurchase Agreements	—	5,932,270	—	5,932,270
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	5,932,270	—	9,932,270
Purchased Options
Foreign Currency Options at Value	—	48,206	—	48,206
Interest Rate Swaptions at Value	—	7,273,963	—	7,273,963
Options on Exchange-Traded Futures Contracts at Value	19,202	—	—	19,202
Total Purchased Options	$19,202	$7,322,169	$—	$7,341,371
Total Investments	$12,460,324	$2,994,767,067	$12,425,838	$3,019,653,229

Collateral for Securities Loaned (Liability)	$—	$(9,932,270)	$—	$(9,932,270)
TBA Forward Sales Commitments	$—	$(14,576,752)	$—	$(14,576,752)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$303,464	$—	$303,464
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(280,196)	—	(280,196)
Total Forward Contracts	$—	$23,268	$—	$23,268
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,473,362	$—	$—	$3,473,362
Futures Contracts (Unrealized Depreciation)	(1,912,695)	—	—	(1,912,695)
Total Futures Contracts	$1,560,667	$—	$—	$1,560,667
Written Options
Foreign Currency Options at Value	$—	$(45,606)	$—	$(45,606)
Interest Rate Swaptions at Value	—	(15,204,912)	—	(15,204,912)
Options on Exchange-Traded Futures Contracts at Value	(13,328)	—	—	(13,328)
Total Written Options	$(13,328)	$(15,250,518)	$—	$(15,263,846)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,340,682	$—	$3,340,682
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(599,441)	—	(599,441)
Total Centrally Cleared Swap Contracts	$—	$2,741,241	$—	$2,741,241
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$876,815	$—	$876,815
OTC Swap Contracts at Value (Liabilities)	—	(634,630)	—	(634,630)
Total OTC Swap Contracts	$—	$242,185	$—	$242,185

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

During the year ended December 31, 2022, a transfer out of Level 3 in the amount of $3,682,175 was due to the initiation of a broker providing prices based on market indications which have been determined to be a significant observable input.

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,671,087,869
Repurchase Agreement at value which equals cost	348,565,360
Cash	1,065,147
Cash denominated in foreign currencies (c)	10,769,140
Cash collateral (d)	3,859,520
OTC swap contracts at market value (e)	876,815
Unrealized appreciation on forward foreign currency exchange contracts	303,464
Receivable for:
Investments sold	8,750,291
TBA securities sold (f)	97,516,632
Fund shares sold	789,093
Principal paydowns	13,867
Dividends and interest	17,768,072
Interest on OTC swap contracts	270,115
Variation margin on centrally cleared swap contracts	193,895
Prepaid expenses	11,718

Total Assets	$3,161,840,998
Liabilities
Written options at value (g)	15,263,846
TBA Forward sales commitments, at value	14,576,752
OTC swap contracts at market value (h)	634,630
Cash collateral for OTC swap, option and forward foreign currency contracts	144,100
Unrealized depreciation on forward foreign currency exchange contracts	280,196
Collateral for securities loaned	9,932,270
Payables for:
Investments purchased	572,778
TBA securities purchased (f)	275,959,321
Fund shares redeemed	524,830
Variation margin on futures contracts	708,663
Interest on forward sales commitments	31,954
Interest on OTC swap contracts	88,542
Accrued Expenses:
Management fees	836,488
Distribution and service fees	98,720
Deferred trustees’ fees	152,303
Other expenses	692,447

Total Liabilities	320,497,840

Net Assets	$2,841,343,158

Net Assets Consist of:
Paid in surplus	$3,358,951,985
Distributable earnings (Accumulated losses)	(517,608,827)

Net Assets	$2,841,343,158

Net Assets
Class A	$2,354,159,092
Class B	410,282,688
Class E	76,901,378
Capital Shares Outstanding*
Class A	26,161,279
Class B	4,658,065
Class E	863,714
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$89.99
Class B	88.08
Class E	89.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $2,949,234,386.
(b)	Includes securities loaned at value of $24,574,617.
(c)	Identified cost of cash denominated in foreign currencies was $10,708,287.
(d)	Includes collateral of $3,809,520 for centrally cleared swap contracts and $50,000 for OTC swap contracts.
(e)	Net premium paid on OTC swap contracts was $626,490.
(f)	Included within TBA securities sold is $36,183,713 related to TBA forward sale commitments and included within TBA securities purchased is $21,522,790 related to TBA forward sale commitments.
(g)	Premiums received on written options were $9,704,466.
(h)	Net premium received on OTC swap contracts was $194,035.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends	$441,836
Interest (a)	91,570,572
Securities lending income	144,783

Total investment income	92,157,191
Expenses
Management fees	10,832,680
Administration fees	137,753
Custodian and accounting fees	790,400
Distribution and service fees—Class B	1,139,946
Distribution and service fees—Class E	129,112
Audit and tax services	132,616
Legal	63,665
Trustees’ fees and expenses	9,574
Shareholder reporting	108,322
Insurance	26,311
Miscellaneous	25,618

Total expenses	13,395,997
Less management fee waiver	(190,834)

Net expenses	13,205,163

Net Investment Income	78,952,028

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(197,715,401)
Purchased options	(5,595,793)
Futures contracts	(76,414,909)
Written options	(4,031,713)
Swap contracts	(14,494,144)
Foreign currency transactions	(220,452)
Forward foreign currency transactions	5,907,560

Net realized gain (loss)	(292,564,852)

Net change in unrealized appreciation (depreciation) on:
Investments	(291,328,260)
Purchased options	4,051,460
Futures contracts	(3,496,927)
Written options	(5,657,584)
Swap contracts	5,778,950
Foreign currency transactions	(232,329)
Forward foreign currency transactions	(281,373)

Net change in unrealized appreciation (depreciation)	(291,166,063)

Net realized and unrealized gain (loss)	(583,730,915)

Net Increase (Decrease) in Net Assets From Operations	$(504,778,887)

(a)	Net of foreign withholding taxes of $5,067.

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$78,952,028	$65,829,024
Net realized gain (loss)	(292,564,852)	15,644,156
Net change in unrealized appreciation (depreciation)	(291,166,063)	(94,697,049)

Increase (decrease) in net assets from operations	(504,778,887)	(13,223,869)

From Distributions to Shareholders
Class A	(79,174,618)	(142,633,860)
Class B	(12,754,723)	(24,157,106)
Class E	(2,489,604)	(4,453,779)

Total distributions	(94,418,945)	(171,244,745)

Increase (decrease) in net assets from capital share transactions	(224,190,087)	441,537,912

Total increase (decrease) in net assets	(823,387,919)	257,069,298

Net Assets
Beginning of period	3,664,731,077	3,407,661,779

End of period	$2,841,343,158	$3,664,731,077

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	828,712	$81,045,920	3,288,324	$368,682,181
Reinvestments	864,540	79,174,618	1,330,540	142,633,860
Redemptions	(3,500,402)	(335,535,124)	(1,210,376)	(132,347,085)

Net increase (decrease)	(1,807,150)	$(175,314,586)	3,408,488	$378,968,956

Class B
Sales	289,179	$27,400,438	857,087	$92,884,144
Reinvestments	142,098	12,754,723	229,871	24,157,106
Redemptions	(872,740)	(82,239,899)	(612,768)	(65,995,465)

Net increase (decrease)	(441,463)	$(42,084,738)	474,190	$51,045,785

Class E
Sales	46,302	$4,481,669	166,093	$18,163,220
Reinvestments	27,452	2,489,604	41,953	4,453,779
Redemptions	(146,119)	(13,762,036)	(101,975)	(11,093,828)

Net increase (decrease)	(72,365)	$(6,790,763)	106,071	$11,523,171

Increase (decrease) derived from capital shares transactions		$(224,190,087)		$441,537,912

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$108.15	$113.91	$108.84	$102.94	$106.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.45	2.04	2.67	3.39	3.33
Net realized and unrealized gain (loss)	(17.68)	(2.58)	6.54	6.56	(3.77)

Total income (loss) from investment operations	(15.23)	(0.54)	9.21	9.95	(0.44)

Less Distributions
Distributions from net investment income	(2.81)	(3.05)	(4.14)	(4.05)	(3.55)
Distributions from net realized capital gains	(0.12)	(2.17)	0.00	0.00	0.00

Total distributions	(2.93)	(5.22)	(4.14)	(4.05)	(3.55)

Net Asset Value, End of Period	$89.99	$108.15	$113.91	$108.84	$102.94

Total Return (%) (b)	(14.15)	(0.43)	8.60	9.83	(0.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	0.37	0.39	0.39	0.43
Gross ratio of expenses to average net assets excluding interest expense (%)	0.39	0.37	0.39	0.38	0.37
Net ratio of expenses to average net assets (%) (c)	0.38	0.37	0.39	0.39	0.43
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.38	0.37	0.39	0.38	0.37
Ratio of net investment income (loss) to average net assets (%)	2.55	1.86	2.40	3.18	3.22
Portfolio turnover rate (%)	376 (d)	486 (d)	437 (d)	482 (d)	439 (d)
Net assets, end of period (in millions)	$2,354.2	$3,024.7	$2,797.7	$2,846.1	$2,977.2

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$105.87	$111.65	$106.74	$101.01	$104.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.16	1.73	2.34	3.06	3.02
Net realized and unrealized gain (loss)	(17.30)	(2.54)	6.42	6.44	(3.71)

Total income (loss) from investment operations	(15.14)	(0.81)	8.76	9.50	(0.69)

Less Distributions
Distributions from net investment income	(2.53)	(2.80)	(3.85)	(3.77)	(3.28)
Distributions from net realized capital gains	(0.12)	(2.17)	0.00	0.00	0.00

Total distributions	(2.65)	(4.97)	(3.85)	(3.77)	(3.28)

Net Asset Value, End of Period	$88.08	$105.87	$111.65	$106.74	$101.01

Total Return (%) (b)	(14.36)	(0.69)	8.34	9.55	(0.62)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.62	0.64	0.64	0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.64	0.62	0.64	0.63	0.62
Net ratio of expenses to average net assets (%) (c)	0.63	0.62	0.64	0.64	0.68
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.63	0.62	0.64	0.63	0.62
Ratio of net investment income (loss) to average net assets (%)	2.30	1.61	2.14	2.93	2.97
Portfolio turnover rate (%)	376 (d)	486 (d)	437 (d)	482 (d)	439 (d)
Net assets, end of period (in millions)	$410.3	$539.9	$516.4	$468.9	$455.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$107.01	$112.78	$107.78	$101.96	$105.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.28	1.86	2.48	3.20	3.15
Net realized and unrealized gain (loss)	(17.48)	(2.57)	6.48	6.49	(3.75)

Total income (loss) from investment operations	(15.20)	(0.71)	8.96	9.69	(0.60)

Less Distributions
Distributions from net investment income	(2.65)	(2.89)	(3.96)	(3.87)	(3.38)
Distributions from net realized capital gains	(0.12)	(2.17)	0.00	0.00	0.00

Total distributions	(2.77)	(5.06)	(3.96)	(3.87)	(3.38)

Net Asset Value, End of Period	$89.04	$107.01	$112.78	$107.78	$101.96

Total Return (%) (b)	(14.27)	(0.60)	8.44	9.66	(0.52)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.52	0.54	0.54	0.58
Gross ratio of expenses to average net assets excluding interest expense (%)	0.54	0.52	0.54	0.53	0.52
Net ratio of expenses to average net assets (%) (c)	0.53	0.52	0.54	0.54	0.58
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.53	0.52	0.54	0.53	0.52
Ratio of net investment income (loss) to average net assets (%)	2.40	1.71	2.25	3.03	3.07
Portfolio turnover rate (%)	376 (d)	486 (d)	437 (d)	482 (d)	439 (d)
Net assets, end of period (in millions)	$76.9	$100.2	$93.6	$95.5	$96.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 64%, 82%, 93%, 81%, and 92%, for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities

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may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2022, the Portfolio had no open unfunded loan commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of

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Notes to Financial Statements—December 31, 2022—(Continued)

principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $348,565,360, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,932,270, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(186,277)	$—	$—	$—	$(186,277)
Corporate Bonds & Notes	(6,439,723)	—	—	—	(6,439,723)
Foreign Government	(3,306,270)	—	—	—	(3,306,270)
Total Borrowings	$(9,932,270)	$—	$—	$—	$(9,932,270)
Gross amount of recognized liabilities for securities lending transactions					$(9,932,270)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

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BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

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Brighthouse Funds Trust II

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Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed

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Notes to Financial Statements—December 31, 2022—(Continued)

or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (f)	$7,293,165
	OTC swap contracts at market value (b)	106,888	OTC swap contracts at market value (b)	$160,830
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	3,306,679	Unrealized depreciation on centrally cleared swap contracts (c) (d)	155,103
	Unrealized appreciation on futures contracts (d) (e)	3,058,451	Unrealized depreciation on futures contracts (d) (e)	1,844,797
			Written options at value (g)	15,218,240
Credit	OTC swap contracts at market value (b)	769,927	OTC swap contracts at market value (b)	473,800
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	34,003	Unrealized depreciation on centrally cleared swap contracts (c) (d)	444,338
Equity	Unrealized appreciation on futures contracts (d) (e)	414,911	Unrealized depreciation on futures contracts (d) (e)	67,898
Foreign Exchange	Investments at market value (a)	48,206
	Unrealized appreciation on forward foreign currency exchange contracts	303,464	Unrealized depreciation on forward foreign currency exchange contracts	280,196
			Written options at value	45,606

Total		$15,335,694		$18,690,808

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $270,115 and OTC swap interest payable of $88,542.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchange-traded options with a value of $19,202 that are not subject to a master netting agreements.
(g)	Includes exchange-traded options with a value of $13,328 that are not subject to a master netting agreements.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Notes to Financial Statements—December 31, 2022—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$143,454	$(143,454)	$—	$—
Barclays Bank plc	422,857	(32,720)	(390,137)	—
BNP Paribas S.A.	2,673	(2,673)	—	—
Citibank N.A.	201,619	(24,790)	(124,100)	52,729
Credit Suisse International	4,928	(4,928)	—	—
Deutsche Bank AG	32,403	(32,403)	—	—
Goldman Sachs International	7,393,826	(7,393,826)	—	—
HSBC Bank plc	85,423	(23,600)	(20,000)	41,823
JPMorgan Chase Bank N.A.	134,289	(108,189)	—	26,100
Morgan Stanley & Co. International plc	54,457	(54,457)	—	—
NatWest Markets plc	3,237	—	—	3,237
Royal Bank of Canada	4,624	(2,285)	—	2,339
UBS AG	18,658	(18,658)	—	—

	$8,502,448	$(7,841,983)	$(534,237)	$126,228

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$211,585	$(143,454)	$(10,141)	$57,990
Barclays Bank plc	32,720	(32,720)	—	—
BNP Paribas S.A.	32,724	(2,673)	(29,641)	410
Citibank N.A.	24,790	(24,790)	—	—
Credit Suisse International	83,379	(4,928)	(60,141)	18,310
Deutsche Bank AG	286,786	(32,403)	(248,717)	5,666
Goldman Sachs International	10,954,261	(7,393,826)	(3,352,502)	207,933
HSBC Bank plc	23,600	(23,600)	—	—
JPMorgan Chase Bank N.A.	108,189	(108,189)	—	—
Morgan Stanley & Co. International plc	4,315,625	(54,457)	(4,261,168)	—
Northern Trust Co.	6,224	—	—	6,224
Royal Bank of Canada	2,285	(2,285)	—	—
State Street Bank and Trust	6,112	—	—	6,112
UBS AG	77,064	(18,658)	—	58,406

	$16,165,344	$(7,841,983)	$(7,962,310)	$361,051

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2022—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$1,386,366	$—	$(470,390)	$(6,511,769)	$(5,595,793)
Forward foreign currency transactions	—	—	—	5,907,560	5,907,560
Swap contracts	(12,858,995)	(1,769,997)	134,848	—	(14,494,144)
Futures contracts	(75,077,369)	—	(1,337,540)	—	(76,414,909)
Written options	(6,910,521)	—	373,049	2,505,759	(4,031,713)

	$(93,460,519)	$(1,769,997)	$(1,300,033)	$1,901,550	$(94,628,999)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$3,165,864	$—	$906,910	$(21,314)	$4,051,460
Forward foreign currency transactions	—	—	—	(281,373)	(281,373)
Swap contracts	5,746,078	27,832	5,040	—	5,778,950
Futures contracts	(3,843,940)	—	347,013	—	(3,496,927)
Written options	(5,533,408)	—	(484,058)	359,882	(5,657,584)

	$(465,406)	$27,832	$774,905	$57,195	$394,526

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$594,573,122
Forward foreign currency transactions	160,224,130
Futures contracts long	879,103,830
Futures contracts short	(403,186,805)
Swap contracts	519,414,196
Written options	(967,507,941)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of

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Notes to Financial Statements—December 31, 2022—(Continued)

securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

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Notes to Financial Statements—December 31, 2022—(Continued)

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Notes to Financial Statements—December 31, 2022—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$10,657,863,579	$1,143,781,941	$10,835,097,391	$1,558,763,487

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$9,991,547,226	$10,485,325,375

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $151,060 in purchases and $512,924 in sales of investments, which are included above, and resulted in net realized losses of $16,633.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$10,832,680	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is

BHFTII-65

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$3,305,606,674

Gross unrealized appreciation	9,776,643
Gross unrealized (depreciation)	(310,494,199)

Net unrealized appreciation (depreciation)	$(300,717,556)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$90,815,649	$138,825,997	$3,603,296	$32,418,748	$94,418,945	$171,244,745

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$86,781,114	$—	$(300,747,195)	$(303,490,442)	$(517,456,523)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $145,427,331 and accumulated long-term capital losses of $158,063,111.

BHFTII-66

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-67

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Bond Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Bond Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-68

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-69

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-70

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-71

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such

BHFTII-72

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

BlackRock Bond Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-year period ended October 31, 2022 and outperformed its benchmark for the three- and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-73

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Annual Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned -37.61%, -37.75%, and -37.68%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned -29.14%.

MARKET ENVIRONMENT/CONDITIONS

Large capitalization U.S. growth stocks, as represented by the Russell 1000 Growth Index, finished the year with negative performance of -29.14%.

2022 was a year of soaring inflation, rapid rate hikes and pandemic-induced lockdowns in China. In December, annual inflation slowed for the sixth month straight to 6.5% as measured by the Consumer Price Index, the lowest annual rate since December 2021. Stocks retraced lower in the final month of the year as the Federal Reserve (the “Fed”) hiked interest rates another 0.50%, to a target range of 4.25% to 4.50%. This rate hike marked a step down after four consecutive larger increases of 0.75%, yet commentary from Fed Chair Powell reiterated the central bank “has more work to do” in taming inflation. As a result, investors are pricing in expectations for additional rate hikes in 2023 (in other words, a higher terminal federal funds rate) and the potential need for interest rates to stay higher for longer to restore U.S. price stability.

On a style basis, value stocks significantly outperformed growth stocks in 2022. The Russell 1000 Value Index returned -7.54% and the Russell 1000 Growth Index returned -29.14% during the year.

PERFORMANCE REVIEW/PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the period. During 2022, selection in the Information Technology (“IT”) and Communication Services sectors, as well as positioning in the Consumer Staples sector detracted from relative performance, while positioning in the Energy sector as well as the Portfolio’s cash position were the largest contributors to relative returns.

At the sector level, IT was the largest detractor from relative performance driven by stock selection in the semiconductors & semiconductor equipment industry. Notably, an off-benchmark position in Marvell Technology weighed on performance as the company failed to offer solid guidance due to declining demand post pandemic. Additionally, an overweight position in NVIDIA underperformed as shares of high-multiple technology companies faced pressure. A second key detractor was Communication Services where security selection amongst interactive media & services names detracted from results. Specifically, an off-benchmark position in Snap and an overweight position in Match Group detracted from relative returns. Shares of Match Group struggled during the year as the company posted disappointing earnings amid the deteriorating macro-economic conditions. While the current environment is presenting some unique challenges for Match Group, including foreign exchange headwinds and weakness in the Asia Pacific region, we believe the overall market opportunity remains substantial and that the company is competitively well-positioned. As for Snap, we exited our position as we expect advertising budgets to remain under pressure in an uncertain macro environment. Lastly, underweight positioning in Consumer Staples weighed on results led by our decision to not invest in beverages and food & staples retailing companies given the limited growth and mounting competitive threat.

The largest contributor to relative performance was positioning in Energy, driven by an overweight to the oil and gas exploration and production sub-industry. Specifically, an overweight position in Pioneer Natural Resources Company and an off-benchmark position in EQT bolstered returns. Pioneer Natural Resources is an oil and gas exploration and production company, while EQT is a low-cost natural gas producer, and both companies performed well during the tightly supplied oil and gas environment. Additionally, we sold our position in Pioneer Natural Resources to reallocate capital to other sectors with, in our view, more upside potential. Additionally, the Portfolio’s cash position proved advantageous amid declining stock prices. Elsewhere in the Portfolio, an overweight position in TransDigm Group within Industrials and in Visa within IT drove relative results. Visa performed well during the period given higher than typical inflation and the continued recovery in cross-border travel to support earnings even amidst an economic slowdown. Additionally, Visa remains one of our favorite business models given secular tailwinds from digitization of payments, high incremental margins, and strong network efforts.

Due to a combination of Portfolio trading activity and market movements during the year, the largest increases in active weights were in the IT and Health Care sectors. These moves were driven by reducing our underweight to the technology hardware, storage and peripherals industry within IT and a shift from being underweight to overweight in health care equipment and supplies within Health Care. Conversely, the largest reductions in active sector weights were in the Communication Services and Industrials sectors. These changes were primarily driven by reducing exposure to entertainment and professional services, respectively.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Annual Commentary*—(Continued)

The largest sector overweight in the Portfolio at period-end was Health Care, followed by Consumer Discretionary. Consumer Staples and Industrials were the largest Portfolio underweights.

Lawrence Kemp^

Phil Ruvinsky

Caroline Bottinelli

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Lawrence Kemp announced his plans to retire from BlackRock in April 2023.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	-37.61	7.68	11.66
Class B	-37.75	7.41	11.39
Class E	-37.68	7.52	11.50
Russell 1000 Growth Index	-29.14	10.96	14.10

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.
PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Microsoft Corp.	8.8
Apple, Inc.	8.3
Amazon.com, Inc.	6.1
Visa, Inc. - Class A	5.1
Alphabet, Inc. - Class A	4.8
Intuit, Inc.	4.2
UnitedHealth Group, Inc.	3.7
ASML Holding NV	3.3
S&P Global, Inc.	2.9
MasterCard, Inc. - Class A	2.7

Top Sectors

% of Net Assets
Information Technology	44.2
Health Care	18.1
Consumer Discretionary	17.1
Communication Services	6.2
Financials	5.3
Industrials	4.7
Energy	1.7
Materials	1.4
Real Estate	0.6

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.64%	$1,000.00	$938.10	$3.13
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class B (a)	Actual	0.89%	$1,000.00	$936.80	$4.34
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

Class E (a)	Actual	0.79%	$1,000.00	$937.60	$3.86
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
TransDigm Group, Inc.	55,989	$35,253,474

Automobiles—1.8%
Tesla, Inc. (a)	197,530	24,331,745

Capital Markets—5.3%
Blackstone, Inc. (b)	213,756	15,858,558
MSCI, Inc.	31,965	14,869,159
S&P Global, Inc.	115,476	38,677,531

		69,405,248

Chemicals—1.4%
Sherwin-Williams Co. (The)	75,059	17,813,753

Commercial Services & Supplies—2.0%
Cintas Corp.	33,564	15,158,174
Waste Connections, Inc.	82,641	10,954,891

		26,113,065

Equity Real Estate Investment Trusts—0.6%
Prologis, Inc. (b)	67,969	7,662,145

Health Care Equipment & Supplies—5.5%
Boston Scientific Corp. (a)	446,954	20,680,561
IDEXX Laboratories, Inc. (a)	53,203	21,704,696
Intuitive Surgical, Inc. (a)	115,268	30,586,364

		72,971,621

Health Care Providers & Services—3.9%
Humana, Inc.	6,332	3,243,187
UnitedHealth Group, Inc.	91,137	48,319,015

		51,562,202

Hotels, Restaurants & Leisure—3.4%
Chipotle Mexican Grill, Inc. (a)	12,461	17,289,513
Domino’s Pizza, Inc.	10,148	3,515,267
Evolution AB	245,832	24,008,890

		44,813,670

Interactive Media & Services—6.2%
Alphabet, Inc. - Class A (a)	709,000	62,555,070
Match Group, Inc. (a)	461,495	19,147,428

		81,702,498

Internet & Direct Marketing Retail—6.1%
Amazon.com, Inc. (a)	950,596	79,850,064

IT Services—8.4%
Adyen NV (a)	3,671	5,079,990
MasterCard, Inc. - Class A	103,325	35,929,202
MongoDB, Inc. (a) (b)	12,897	2,538,645
Visa, Inc. - Class A (b)	321,671	66,830,367

		110,378,204

Life Sciences Tools & Services—5.2%
Danaher Corp.	118,141	31,356,984
Lonza Group AG	34,334	16,898,436
Thermo Fisher Scientific, Inc.	35,481	19,539,032

		67,794,452

Oil, Gas & Consumable Fuels—1.7%
Cheniere Energy, Inc.	115,934	17,385,462
EQT Corp. (b)	139,149	4,707,411

		22,092,873

Pharmaceuticals — 3.5%
AstraZeneca plc (ADR)	362,404	24,570,991
Zoetis, Inc.	147,293	21,585,789

		46,156,780

Semiconductors & Semiconductor Equipment—9.8%
Advanced Micro Devices, Inc. (a)	378,206	24,496,403
ASML Holding NV	79,577	43,480,873
KLA Corp.	70,299	26,504,832
Marvell Technology, Inc.	283,042	10,483,876
NVIDIA Corp.	159,032	23,240,936

		128,206,920

Software—17.7%
Bill.com Holdings, Inc. (a)	83,852	9,136,514
Cadence Design Systems, Inc. (a)	151,512	24,338,888
Intuit, Inc.	142,451	55,444,778
Microsoft Corp.	479,615	115,021,269
ServiceNow, Inc. (a)	73,548	28,556,482

		232,497,931

Specialty Retail—0.6%
Ross Stores, Inc.	72,098	8,368,415

Technology Hardware, Storage & Peripherals—8.3%
Apple, Inc.	841,151	109,290,749

Textiles, Apparel & Luxury Goods—5.2%
LVMH Moet Hennessy Louis Vuitton SE	47,609	34,585,315
NIKE, Inc. - Class B	283,799	33,207,321

		67,792,636

Total Common Stocks (Cost $1,223,599,711)		1,304,058,445

Preferred Stock—0.6%

Interactive Media & Services—0.6%
Bytedance, Ltd. - Class E† (a) (c) (d) (Cost $5,371,984)	49,026	8,079,824

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investment—0.2%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $2,150,273; collateralized by U.S. Treasury Note at 2.000%, maturing 04/30/24, with a market value of $2,192,922.	2,149,843	$2,149,843

Total Short-Term Investments (Cost $2,149,843)		2,149,843

Securities Lending Reinvestments (e)—4.9%

Certificates of Deposit—1.8%
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (f)	2,000,000	2,000,000
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (f)	3,000,000	2,999,864
Canadian Imperial Bank of Commerce (NY) 4.800%, SOFR + 0.500%, 03/03/23 (f)	3,000,000	3,001,149
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (f)	2,000,000	2,000,142
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (f)	2,000,000	2,000,000
Nordea Bank Abp (NY) 4.850%, SOFR + 0.550%, 02/21/23 (f)	2,000,000	2,000,670
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (f)	1,000,000	999,984
Standard Chartered Bank (NY) 4.860%, FEDEFF PRV + 0.530%, 01/17/23 (f)	2,000,000	2,000,246
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (f)	2,000,000	2,000,656
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (f)	1,000,000	999,956
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (f)	4,000,000	3,999,560

		24,002,227

Commercial Paper—0.1%
United Overseas Bank, Ltd. 4.850%, SOFR + 0.550%, 02/03/23 (f)	2,000,000	2,000,482

Repurchase Agreements—2.9%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $9,941,247; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $10,135,342.	9,936,610	9,936,610
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $5,022,458; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $5,100,000.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $3,001,440; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $3,071,608.	3,000,000	3,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $4,203,528; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $4,293,988.	4,200,000	4,200,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,800,850; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $1,839,251.	1,800,000	1,800,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $8,584,338; collateralized by various Common Stock with an aggregate market value of $9,548,377.	8,580,134	8,580,134
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $5,002,444; collateralized by various Common Stock with an aggregate market value of $5,557,398.	5,000,000	5,000,000

		37,516,744

Mutual Funds—0.1%
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (g)	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $65,516,744)		65,519,453

Total Investments—105.0% (Cost $1,296,638,282)		1,379,807,565
Other assets and liabilities (net)—(5.0)%		(66,162,263)

Net Assets—100.0%		$1,313,645,302

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $8,079,824, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $64,072,562 and the collateral received consisted of cash in the amount of $65,516,744. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2022

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 0.6% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Restricted Securities	Acquisition Date	Shares	Cost	Value
Bytedance, Ltd. - Class E	12/10/20	49,026	$5,371,984	$8,079,824

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$35,253,474	$—	$—	$35,253,474
Automobiles	24,331,745	—	—	24,331,745
Capital Markets	69,405,248	—	—	69,405,248
Chemicals	17,813,753	—	—	17,813,753
Commercial Services & Supplies	26,113,065	—	—	26,113,065
Equity Real Estate Investment Trusts	7,662,145	—	—	7,662,145
Health Care Equipment & Supplies	72,971,621	—	—	72,971,621
Health Care Providers & Services	51,562,202	—	—	51,562,202
Hotels, Restaurants & Leisure	20,804,780	24,008,890	—	44,813,670
Interactive Media & Services	81,702,498	—	—	81,702,498
Internet & Direct Marketing Retail	79,850,064	—	—	79,850,064
IT Services	105,298,214	5,079,990	—	110,378,204
Life Sciences Tools & Services	50,896,016	16,898,436	—	67,794,452
Oil, Gas & Consumable Fuels	22,092,873	—	—	22,092,873
Pharmaceuticals	46,156,780	—	—	46,156,780
Semiconductors & Semiconductor Equipment	128,206,920	—	—	128,206,920
Software	232,497,931	—	—	232,497,931
Specialty Retail	8,368,415	—	—	8,368,415
Technology Hardware, Storage & Peripherals	109,290,749	—	—	109,290,749
Textiles, Apparel & Luxury Goods	33,207,321	34,585,315	—	67,792,636
Total Common Stocks	1,223,485,814	80,572,631	—	1,304,058,445
Total Preferred Stock*	—	—	8,079,824	8,079,824
Total Short-Term Investment*	—	2,149,843	—	2,149,843

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$24,002,227	$—	$24,002,227
Commercial Paper	—	2,000,482	—	2,000,482
Repurchase Agreements	—	37,516,744	—	37,516,744
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	63,519,453	—	65,519,453
Total Investments	$1,225,485,814	$146,241,927	$8,079,824	$1,379,807,565

Collateral for Securities Loaned (Liability)	$—	$(65,516,744)	$—	$(65,516,744)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,379,807,565
Cash	37,354
Receivable for:
Fund shares sold	397,225
Dividends and interest	75,936
Prepaid expenses	5,280

Total Assets	1,380,323,360
Liabilities
Collateral for securities loaned	65,516,744
Payables for:
Fund shares redeemed	84,709
Accrued Expenses:
Management fees	705,643
Distribution and service fees	51,406
Deferred trustees’ fees	154,240
Other expenses	165,316

Total Liabilities	66,678,058

Net Assets	$1,313,645,302

Net Assets Consist of:
Paid in surplus	$1,202,049,322
Distributable earnings (Accumulated losses)	111,595,980

Net Assets	$1,313,645,302

Net Assets
Class A	$1,067,305,687
Class B	214,450,100
Class E	31,889,515
Capital Shares Outstanding*
Class A	43,220,385
Class B	9,637,307
Class E	1,359,556
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.69
Class B	22.25
Class E	23.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,296,638,282.
(b)	Includes securities loaned at value of $64,072,562.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$10,750,642
Interest	156,825
Securities lending income	180,914

Total investment income	11,088,381
Expenses
Management fees	10,881,584
Administration fees	69,958
Custodian and accounting fees	115,602
Distribution and service fees—Class B	628,118
Distribution and service fees—Class E	59,307
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	80,931
Insurance	13,792
Miscellaneous	19,659

Total expenses	11,969,958
Less management fee waiver	(1,468,050)

Net expenses	10,501,908

Net Investment Income	586,473

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	29,023,636
Foreign currency transactions	(27,672)

Net realized gain (loss)	28,995,964

Net change in unrealized appreciation (depreciation) on:
Investments	(817,774,776)
Foreign currency transactions	(342)

Net change in unrealized appreciation (depreciation)	(817,775,118)

Net realized and unrealized gain (loss)	(788,779,154)

Net Increase (Decrease) in Net Assets From Operations	$(788,192,681)

(a)	Net of foreign withholding taxes of $220,002.
(b)	Net of foreign capital gains tax of $28,835.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$586,473	$(4,360,934)
Net realized gain (loss)	28,995,964	430,447,328
Net change in unrealized appreciation (depreciation)	(817,775,118)	(24,430,910)

Increase (decrease) in net assets from operations	(788,192,681)	401,655,484

From Distributions to Shareholders
Class A	(342,728,460)	(224,827,641)
Class B	(72,719,560)	(43,766,274)
Class E	(10,974,815)	(7,410,380)

Total distributions	(426,422,835)	(276,004,295)

Increase (decrease) in net assets from capital share transactions	432,788,786	(28,304,355)

Total increase (decrease) in net assets	(781,826,730)	97,346,834

Net Assets
Beginning of period	2,095,472,032	1,998,125,198

End of period	$1,313,645,302	$2,095,472,032

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	2,073,985	$75,245,501	890,101	$49,064,283
Reinvestments	12,928,271	342,728,460	4,436,220	224,827,641
Redemptions	(2,091,770)	(71,487,091)	(5,941,741)	(328,073,261)

Net increase (decrease)	12,910,486	$346,486,870	(615,420)	$(54,181,337)

Class B
Sales	1,213,218	$38,839,865	780,003	$40,187,214
Reinvestments	3,040,115	72,719,560	925,096	43,766,274
Redemptions	(1,037,865)	(33,008,809)	(1,121,996)	(57,938,054)

Net increase (decrease)	3,215,468	$78,550,616	583,103	$26,015,434

Class E
Sales	125,002	$4,240,294	100,184	$5,344,413
Reinvestments	435,509	10,974,815	151,263	7,410,380
Redemptions	(227,543)	(7,463,809)	(242,820)	(12,893,245)

Net increase (decrease)	332,968	$7,751,300	8,627	$(138,452)

Increase (decrease) derived from capital shares transactions		$432,788,786		$(28,304,355)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$56.20	$53.39	$43.16	$38.83		$43.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	(0.09)	(0.07)	(0.00	)(b)	0.09
Net realized and unrealized gain (loss)	(20.40)	10.57	16.02	12.03		1.74

Total income (loss) from investment operations	(20.37)	10.48	15.95	12.03		1.83

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.10)		(0.06)
Distributions from net realized capital gains	(11.14)	(7.67)	(5.72)	(7.60)		(6.36)

Total distributions	(11.14)	(7.67)	(5.72)	(7.70)		(6.42)

Net Asset Value, End of Period	$24.69	$56.20	$53.39	$43.16		$38.83

Total Return (%) (c)	(37.61)	21.20	40.66	32.85		2.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.71	0.72	0.72		0.72
Net ratio of expenses to average net assets (%) (d)	0.63	0.62	0.63	0.63		0.63
Ratio of net investment income (loss) to average net assets (%)	0.08	(0.17)	(0.14)	(0.00	)(e)	0.21
Portfolio turnover rate (%)	65	41	37	43		45
Net assets, end of period (in millions)	$1,067.3	$1,703.3	$1,651.2	$1,526.1		$1,327.7

	Class B
	Year Ended December 31,
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$52.39	$50.37	$41.11	$37.29		$41.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.22)	(0.17)	(0.10)		(0.02)
Net realized and unrealized gain (loss)	(18.95)	9.91	15.15	11.52		1.71

Total income (loss) from investment operations	(19.00)	9.69	14.98	11.42		1.69

Less Distributions
Distributions from net realized capital gains	(11.14)	(7.67)	(5.72)	(7.60)		(6.36)

Total distributions	(11.14)	(7.67)	(5.72)	(7.60)		(6.36)

Net Asset Value, End of Period	$22.25	$52.39	$50.37	$41.11		$37.29

Total Return (%) (c)	(37.75)	20.88	40.31	32.52		2.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.96	0.97	0.97		0.97
Net ratio of expenses to average net assets (%) (d)	0.88	0.87	0.88	0.88		0.88
Ratio of net investment income (loss) to average net assets (%)	(0.17)	(0.42)	(0.39)	(0.25)		(0.04)
Portfolio turnover rate (%)	65	41	37	43		45
Net assets, end of period (in millions)	$214.5	$336.4	$294.1	$220.5		$173.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$54.28	$51.88	$42.15	$38.06	$42.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.17)	(0.13)	(0.06)	0.03
Net realized and unrealized gain (loss)	(19.66)	10.24	15.58	11.78	1.71

Total income (loss) from investment operations	(19.68)	10.07	15.45	11.72	1.74

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.03)	0.00
Distributions from net realized capital gains	(11.14)	(7.67)	(5.72)	(7.60)	(6.36)

Total distributions	(11.14)	(7.67)	(5.72)	(7.63)	(6.36)

Net Asset Value, End of Period	$23.46	$54.28	$51.88	$42.15	$38.06

Total Return (%) (c)	(37.68)	21.02	40.44	32.66	2.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.86	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.78	0.77	0.78	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.07)	(0.32)	(0.29)	(0.15)	0.06
Portfolio turnover rate (%)	65	41	37	43	45
Net assets, end of period (in millions)	$31.9	$55.7	$52.8	$42.9	$38.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $2,149,843. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $37,516,744. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,011,466,727	$0	$1,003,154,682

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average daily net assets
$10,881,584	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,298,889,392

Gross unrealized appreciation	218,664,713
Gross unrealized (depreciation)	(137,746,540)

Net unrealized appreciation (depreciation)	$80,918,173

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$174,966	$—	$426,247,869	$276,004,295	$426,422,835	$276,004,295

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$500,032	$30,333,247	$80,916,941	$—	$111,750,220

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Capital Appreciation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Capital Appreciation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Capital Appreciation Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-22

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-23

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

BlackRock Capital Appreciation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 1.44%, 1.18%, and 1.28%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index¹, returned 1.46%.

MARKET ENVIRONMENT/CONDITIONS

On December 31, 2021, the market expected only 0.75% of interest rate hikes during all of 2022, as reflected by federal funds futures contracts. However, by the end of December 2022, the Federal Reserve (the “Fed”) in actuality had hiked interest rates by 4.25%. Financial market volatility caused by increasingly aggressive Fed policy, the Russian invasion of Ukraine and year-end funding pressures led to credit spread volatility across the ultra-short curve during the year. 3-month London Inter-bank Offered Rate (“LIBOR”) Option Adjusted Spread, a measure of credit premium in the market, began the year at 0.07%, and peaked at nearly 0.50% on November 3, 2022, before ending the year at 0.15%. The 3-month LIBOR started the year at 0.21% and ended the year at 4.77%. The slope of the LIBOR curve as measured from 1-month to 1-year, increased to approximately 1.09% on December 31, 2022 compared with a slope of 0.48% at the end of 2021. The steepening LIBOR curve describes an increase in the yield difference between 1-month and 1-year LIBOR. The Secured Overnight Financing Rate (“SOFR”), which began the year at 0.05%, ended 2022 at 4.30%.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Weighted Average Maturity (the average amount of time until the securities in the Portfolio mature or the coupon resets and describes interest rate sensitivity) decreased significantly, from 50 days at the beginning of the year to 16 days to end 2022. The Weighted Average Life (the average amount of time until the securities in the Portfolio mature and describes credit sensitivity) decreased from 75 days to 59 days over the period. The focus on floating rate and very short-dated investments benefited the Portfolio by allowing the yield to adjust quickly to the changing interest rate environment and by reducing the overall portfolio sensitivity to increasing interest rates. Legacy fixed rate investments matured allowing the yield to move higher and reduced the negative impact to the valuation of the Portfolio. Technical factors in the Treasury bill market persisted during the year with demand continuing to greatly outpace supply. Our allocation to floating rate instruments increased from 19% at the start of the year to 48% at the end of the year and was comprised of securities indexed to SOFR and the federal funds effective rate. These contributed 2.30% to gross yield while fixed rate investments contributed the balance. We continued to focus our investments in the top two to five systemically important issuers domiciled in each of a select group of countries.

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH U.S. T-BILL INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	1.44	1.12	0.68
Class B	1.18	0.87	0.51
Class E	1.28	0.97	0.58
Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index	1.46	1.26	0.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Issuers

% of Net Assets
BofA Securities, Inc.	6.6
JPMorgan Securities LLC	4.1
Bedford Row Funding Corp.	3.3
Bayerische Landesbank (NY)	3.1
National Australia Bank, Ltd.	3.0
Columbia Funding Co. LLC	2.8
Bank of Nova Scotia (Houston)	2.7
Svenska Handelsbanken	2.6
DZ Bank AG (NY)	2.6
Standard Chartered Bank (NY)	2.5

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.36%	$1,000.00	$1,014.20	$1.83
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class B (a)	Actual	0.61%	$1,000.00	$1,013.00	$3.10
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class E (a)	Actual	0.51%	$1,000.00	$1,013.40	$2.59
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investments—103.4% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—33.1%
Banco Santander S.A. 4.699%, SOFR + 0.550%, 02/17/23 (a)	7,000,000	$7,002,504
4.920%, SOFR + 0.620%, 01/18/23 (a)	7,000,000	7,001,662
Bank of Montreal (Chicago) 4.800%, SOFR + 0.500%, 05/05/23 (a)	4,000,000	4,001,501
Bank of Nova Scotia (Houston) 4.800%, SOFR + 0.500%, 05/05/23 (a)	14,000,000	14,007,990
4.810%, SOFR + 0.510%, 03/16/23 (a)	7,000,000	7,002,840
5.040%, 08/07/23	5,000,000	5,008,812
Barclays Bank plc 4.920%, SOFR + 0.620%, 04/05/23 (a)	4,500,000	4,502,916
Canadian Imperial Bank of Commerce (NY) 4.600%, SOFR + 0.300%, 01/06/23 (a)	3,500,000	3,500,148
4.810%, SOFR + 0.510%, 03/15/23 (a)	7,000,000	7,003,377
4.950%, SOFR + 0.650%, 07/03/23 (a)	5,000,000	5,009,573
5.050%, SOFR + 0.750%, 07/21/23 (a)	1,500,000	1,503,929
Citibank N.A. 4.160%, 09/01/23	4,500,000	4,460,989
4.920%, SOFR + 0.620%, 09/21/23 (a)	3,000,000	2,999,448
Credit Agricole Corporate and Investment Bank (NY) 4.800%, SOFR + 0.500%, 03/17/23 (a)	7,000,000	7,004,734
Credit Industriel et Commercial S.A. 4.790%, SOFR + 0.490%, 07/10/23 (a)	10,000,000	10,002,798
Credit Suisse AG 4.493%, SOFR + 0.280%, 02/10/23 (a)	7,000,000	6,995,568
KBC BANK N.V. 4.320%, 01/19/23	15,000,000	15,000,202
Landesbank Baden-Wuettertemberg (NY) 4.300%, 01/04/23	17,000,000	16,999,956
Lloyds Bank Corporate Markets plc 4.570%, SOFR + 0.270%, 01/24/23 (a)	3,400,000	3,400,218
Mitsubishi UFJ Trust & Banking Corp. 4.870%, SOFR + 0.570%, 06/20/23 (a)	6,000,000	6,006,543
MUFG Bank, Ltd.(NY) 4.580%, SOFR + 0.280%, 01/23/23 (a)	6,000,000	6,000,327
4.600%, SOFR + 0.300%, 03/10/23 (a)	4,000,000	3,999,431
Natixis S.A.(New York) 4.580%, SOFR + 0.280%, 02/07/23 (a)	6,000,000	6,000,708
Nordea Bank Abp (NY) 4.790%, SOFR + 0.490%, 05/24/23 (a)	6,000,000	6,002,785
4.820%, SOFR + 0.520%, 05/12/23 (a)	10,000,000	10,005,606
4.880%, SOFR + 0.580%, 03/01/23 (a)	4,000,000	4,002,133
4.880%, SOFR + 0.580%, 03/02/23 (a)	4,500,000	4,502,421
Royal Bank of Canada (NY) 5.100%, SOFR + 0.800%, 10/19/23 (a)	3,000,000	3,005,494
Standard Chartered Bank (NY) 4.600%, SOFR + 0.300%, 03/13/23 (a)	4,500,000	4,500,583
4.850%, SOFR + 0.550%, 05/04/23 (a)	6,000,000	6,005,310
4.900%, SOFR + 0.600%, 03/01/23 (a)	10,000,000	10,006,225
4.910%, SOFR + 0.610%, 01/31/23 (a)	4,000,000	4,001,591
Sumitomo Mitsui Banking Corp.(NY) 4.570%, SOFR + 0.270%, 01/19/23 (a)	5,500,000	5,499,837
4.710%, SOFR + 0.410%, 03/14/23 (a)	12,000,000	12,000,736
4.900%, SOFR + 0.600%, 05/03/23 (a)	6,000,000	6,005,208

Certificate of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd. (NY) 4.760%, SOFR + 0.460%, 02/22/23 (a)	7,000,000	7,002,486
4.850%, SOFR + 0.550%, 01/06/23 (a)	10,000,000	10,000,906
Svenska Handelsbanken 4.780%, SOFR + 0.480%, 01/27/23 (a)	20,000,000	20,005,092
4.960%, SOFR + 0.660%, 07/03/23 (a)	5,000,000	5,007,659
Swedbank AB 4.910%, SOFR + 0.610%, 04/19/23 (a)	9,000,000	9,006,861
Toronto-Dominion Bank (NY) 2.800%, 03/09/23	5,600,000	5,602,892
2.800%, 05/08/23	4,000,000	3,970,450
2.840%, 06/02/23	5,000,000	5,005,107
3.700%, 05/01/23	4,000,000	3,984,833
3.800%, 05/01/23	4,000,000	4,005,215
4.120%, 08/28/23	4,000,000	3,969,357
Wells Fargo Bank N.A. 4.650%, SOFR + 0.350%, 03/23/23 (a)	6,000,000	6,000,808
Westpac Banking Corp. (NY) 4.750%, 07/13/23	8,000,000	8,003,599

		321,519,368

Commercial Paper—59.1%
Alinghi Funding Co. LLC 3.034%, 05/17/23 (b)	3,000,000	2,944,283
Antalis S.A. 3.661%, 01/06/23 (b)	12,000,000	11,989,897
4.391%, 03/16/23 (b)	5,000,000	4,950,853
Australia & New Zealand Banking Group, Ltd. 4.670%, SOFR + 0.370%, 04/26/23 (a)	9,000,000	9,002,013
Autobahn Funding Co. LLC 3.195%, 01/04/23 (b)	5,000,000	4,996,995
Banco Santander S.A. 3.249%, SOFR + 0.420%, 03/20/23 (a)	10,500,000	10,504,066
Bank of Montreal (Chicago) 2.800%, 05/12/23 (b)	4,000,000	3,970,005
4.850%, SOFR + 0.550%, 06/06/23 (a)	7,000,000	7,006,637
Bank of Nova Scotia (The) 4.810%, SOFR + 0.510%, 01/03/23 (a)	3,000,000	3,000,000
4.960%, SOFR + 0.660%, 08/18/23 (a)	4,000,000	4,004,560
Barton Capital S.A. 3.449%, 01/05/23 (b)	19,000,000	18,986,292
Bayerische Landesbank (NY) 2.928%, 01/03/23 (b)	30,000,000	29,985,580
Bedford Row Funding Corp. 3.294%, 01/04/23 (b)	32,000,000	31,980,813
BPCE S.A. 1.396%, 02/22/23 (b)	7,000,000	6,953,149
4.231%, 09/01/23 (b)	5,000,000	4,824,723
4.900%, SOFR + 0.600%, 03/03/23 (a)	5,000,000	5,003,394
Cancara Asset Securitisation LLC 3.807%, 01/09/23 (b)	15,000,000	14,981,871
Cargill, Inc. 2.887%, 01/03/23 (b)	20,000,000	19,990,464

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Caterpillar Financial Services Corp. 4.197%, 01/25/23 (b)	15,000,000	$14,953,243
Chariot Funding LLC 4.830%, SOFR + 0.530%, 01/20/23 (a)	10,000,000	10,001,699
4.880%, SOFR + 0.580%, 05/31/23 (a)	8,000,000	8,006,533
Citigroup Global Markets, Inc. 2.976%, 01/09/23 (b)	6,000,000	5,992,782
Columbia Funding Co. LLC 3.218%, 01/04/23 (b)	14,000,000	13,991,586
3.568%, 01/06/23 (b)	13,000,000	12,989,055
Commonwealth Bank of Australia 4.750%, SOFR + 0.450%, 02/21/23 (a)	5,000,000	5,001,682
4.900%, SOFR + 0.600%, 07/13/23 (144A) (a)	6,000,000	6,006,295
Dexia Credit Local S.A. 4.044%, 01/17/23 (b)	5,000,000	4,989,165
DNB Bank ASA 4.790%, SOFR + 0.490%, 05/26/23 (a)	9,000,000	9,008,620
DZ Bank AG (NY) 2.900%, 01/03/23 (b)	25,000,000	24,988,242
HSBC Bank plc 4.900%, SOFR + 0.600%, 06/06/23 (a)	6,000,000	6,001,342
ING US Funding LLC 4.820%, SOFR + 0.520%, 02/27/23 (a)	8,000,000	8,002,625
LMA-Americas LLC 4.410%, 02/06/23 (b)	3,000,000	2,985,994
5.317%, 04/28/23 (b)	10,000,000	9,837,135
Mackinac Funding Co. LLC 3.530%, 01/05/23 (b)	5,000,000	4,996,393
3.843%, 01/09/23 (b)	15,000,000	14,981,954
Macquarie Bank, Ltd. 4.650%, SOFR + 0.350%, 01/04/23 (a)	4,000,000	4,000,000
4.800%, SOFR + 0.500%, 01/18/23 (144A) (a)	14,000,000	14,002,052
4.900%, SOFR + 0.600%, 03/03/23 (a)	4,000,000	4,002,352
4.900%, SOFR + 0.600%, 06/22/23 (a)	9,500,000	9,510,269
Manhattan Asset Funding Co. LLC 4.580%, SOFR + 0.280%, 01/06/23 (144A) (a)	5,500,000	5,499,975
Matchpoint Finance plc 3.648%, 02/21/23 (b)	6,000,000	5,960,444
National Australia Bank, Ltd. 4.670%, SOFR + 0.370%, 04/13/23 (a)	5,000,000	5,001,676
4.700%, SOFR + 0.400%, 05/12/23 (a)	6,000,000	6,002,147
4.770%, SOFR + 0.470%, 07/13/23 (a)	8,000,000	8,003,171
4.800%, SOFR + 0.500%, 03/14/23 (a)	10,000,000	10,004,962
National Bank of Canada 4.700%, SOFR + 0.400%, 01/04/23 (a)	3,400,000	3,400,154
National Securities Clearing Corp. 3.937%, 01/10/23 (b)	15,000,000	14,980,195
Natixis S.A. (New York) 4.970%, SOFR + 0.670%, 05/04/23 (a)	7,000,000	7,010,697
Old Line Funding LLC 4.830%, SOFR + 0.530%, 02/15/23 (a)	5,000,000	5,001,141
4.830%, SOFR + 0.530%, 02/16/23 (a)	7,000,000	7,002,610
4.860%, SOFR + 0.560%, 03/01/23 (a)	7,000,000	7,002,133
OMERS Finance Trust 3.408%, 01/05/23 (b)	20,000,000	19,985,577

Commercial Paper—(Continued)
Province of Ontario Canada 3.955%, 01/12/23 (b)	15,000,000	14,976,773
Province of Quebec Canada 4.288%, 02/03/23 (b)	15,000,000	14,935,979
PSP Capital, Inc. 4.015%, 08/17/23 (b)	6,000,000	5,811,783
Ridgefield Funding Co LLC 4.850%, SOFR + 0.550%, 02/02/23 (144A) (a)	8,000,000	8,001,404
Skandinaviska Enskilda Banken AB 4.880%, SOFR + 0.580%, 03/01/23 (a)	4,250,000	4,252,676
Starbird Funding Corp. 3.682%, 02/23/23 (b)	5,000,000	4,965,701
Swedbank AB 4.890%, SOFR + 0.590%, 03/02/23 (a)	4,000,000	4,002,602
Toronto-Dominion Bank (The) 1.323%, 02/17/23 (b)	7,000,000	6,958,669
Westpac Banking Corp. 4.780%, SOFR + 0.480%, 03/24/23 (a)	5,000,000	5,002,609
4.820%, SOFR + 0.520%, 07/07/23 (a)	10,000,000	10,008,718

		573,096,409

Repurchase Agreements—10.7%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $64,030,578; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 6.500%, with maturity dates ranging from 03/20/37 - 12/20/52, and an aggregate market value of $65,280,000.	64,000,000	64,000,000
JPMorgan Securities LLC Repurchase Agreement dated 12/30/22 at 4.270%, due on 01/03/23 with a maturity value of $40,018,978; collateralized by U.S. Treasury Bonds with rates ranging from 0.000% - 3.125%, with maturity dates ranging from 4/18/2023 - 11/15/2046, and an aggregate market value of $40,800,001.	40,000,000	40,000,000

		104,000,000

Time Deposit—0.5%
Royal Bank Of Canada (Toronto) 4.320%, 01/03/23	5,000,000	5,000,000

Total Short-Term Investments (Cost $1,003,782,774)		1,003,615,777

Total Investments—103.4% (Cost $1,003,782,774)		1,003,615,777
Other assets and liabilities (net)—(3.4)%		(33,148,847)

Net Assets—100.0%		$970,466,930

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2022

asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $33,509,726, which is 3.5% of net assets.

Glossary of Abbreviations

Index Abbreviations
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investments*	$—	$1,003,615,777	$—	$1,003,615,777
Total Investments	$—	$1,003,615,777	$—	$1,003,615,777

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$899,615,777
Repurchase Agreement at value which equals cost	104,000,000
Cash	948,238
Receivable for:
Fund shares sold	745,725
Interest	1,714,408
Prepaid expenses	3,879

Total Assets	1,007,028,027
Liabilities
Payables for:
Fund shares redeemed	35,893,237
Accrued Expenses:
Management fees	278,665
Distribution and service fees	97,488
Deferred trustees’ fees	152,297
Other expenses	139,410

Total Liabilities	36,561,097

Net Assets	$970,466,930

Net Assets Consist of:
Paid in surplus	$957,072,336
Distributable earnings (Accumulated losses)	13,394,594

Net Assets	$970,466,930

Net Assets
Class A	$469,933,987
Class B	421,279,170
Class E	79,253,773
Capital Shares Outstanding*
Class A	4,640,679
Class B	4,174,894
Class E	783,933
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$101.26
Class B	100.91
Class E	101.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $899,782,774.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Interest (a)	$18,555,072

Total investment income	18,555,072
Expenses
Management fees	3,602,208
Administration fees	52,038
Custodian and accounting fees	111,317
Distribution and service fees—Class B	1,005,046
Distribution and service fees—Class E	120,194
Audit and tax services	41,904
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	58,258
Insurance	7,976
Miscellaneous	12,743

Total expenses	5,066,339
Less management fee waiver	(250,000)

Net expenses	4,816,339

Net Investment Income	13,738,733

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	1,410
Net change in unrealized depreciation on investments	(114,591)

Net realized and unrealized gain (loss)	(113,181)

Net Increase (Decrease) in Net Assets From Operations	$13,625,552

(a)	Net of foreign withholding taxes of $16,648.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$13,738,733	$(3,149,520)
Net realized gain (loss)	1,410	96,131
Net change in unrealized appreciation (depreciation)	(114,591)	(122,541)

Increase (decrease) in net assets from operations	13,625,552	(3,175,930)

From Distributions to Shareholders
Class A	0	(1,938,618)
Class B	0	(296,015)
Class E	0	(153,523)

Total distributions	0	(2,388,156)

Increase (decrease) in net assets from capital share transactions	(97,548,844)	146,121,719

Total increase (decrease) in net assets	(83,923,292)	140,557,633

Net Assets
Beginning of period	1,054,390,222	913,832,589

End of period	$970,466,930	$1,054,390,222

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,343,555	$134,616,181	3,184,296	$319,265,486
Reinvestments	0	0	19,398	1,938,618
Redemptions	(2,381,726)	(239,273,664)	(1,285,235)	(128,727,815)

Net increase (decrease)	(1,038,171)	$(104,657,483)	1,918,459	$192,476,289

Class B
Sales	1,731,329	$172,978,838	1,845,656	$184,588,304
Reinvestments	0	0	2,961	296,015
Redemptions	(1,624,592)	(162,260,675)	(2,232,667)	(223,352,197)

Net increase (decrease)	106,737	$10,718,163	(384,050)	$(38,467,878)

Class E
Sales	179,641	$17,969,425	251,126	$25,149,483
Reinvestments	0	0	1,535	153,523
Redemptions	(215,777)	(21,578,949)	(331,547)	(33,189,698)

Net increase (decrease)	(36,136)	$(3,609,524)	(78,886)	$(7,886,692)

Increase (decrease) derived from capital shares transactions		$(97,548,844)		$146,121,719

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$99.82		$100.35	$101.88	$101.58	$100.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.41		(0.20)	0.40	2.12	1.81
Net realized and unrealized gain (loss)	0.03		0.01	0.04	0.02	0.00 (b)

Total income (loss) from investment operations	1.44		(0.19)	0.44	2.14	1.81

Less Distributions
Distributions from net investment income	0.00		(0.34)	(1.97)	(1.84)	(1.04)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.01)

Total distributions	0.00		(0.34)	(1.97)	(1.84)	(1.05)

Net Asset Value, End of Period	$101.26		$99.82	$100.35	$101.88	$101.58

Total Return (%) (c)	1.44		(0.19)	0.43	2.13	1.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38		0.38	0.39	0.39	0.39
Net ratio of expenses to average net assets (%) (d)	0.36		0.36	0.36	0.37	0.36
Ratio of net investment income (loss) to average net assets (%)	1.41		(0.20)	0.40	2.08	1.79
Portfolio turnover rate (%)	0	(e)	0 (e)	0 (e)	0 (e)	0 (e)
Net assets, end of period (in millions)	$469.9		$566.9	$377.4	$320.7	$307.9

	Class B
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$99.72		$100.24	$101.77	$101.46	$100.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.23		(0.44)	0.16	1.87	1.55
Net realized and unrealized gain (loss)	(0.04)		(0.01)	0.04	0.02	0.00 (b)

Total income (loss) from investment operations	1.19		(0.45)	0.20	1.89	1.55

Less Distributions
Distributions from net investment income	0.00		(0.07)	(1.73)	(1.58)	(0.76)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.01)

Total distributions	0.00		(0.07)	(1.73)	(1.58)	(0.77)

Net Asset Value, End of Period	$100.91		$99.72	$100.24	$101.77	$101.46

Total Return (%) (c)	1.18		(0.45)	0.19	1.88	1.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63		0.63	0.64	0.64	0.64
Net ratio of expenses to average net assets (%) (d)	0.61		0.61	0.61	0.62	0.61
Ratio of net investment income (loss) to average net assets (%)	1.23		(0.44)	0.16	1.84	1.53
Portfolio turnover rate (%)	0	(e)	0 (e)	0 (e)	0 (e)	0 (e)
Net assets, end of period (in millions)	$421.3		$405.7	$446.3	$391.7	$412.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$99.81		$100.33	$101.85	$101.53	$100.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.28		(0.34)	0.31	1.97	1.64
Net realized and unrealized gain (loss)	0.01		0.00	(0.02)	0.02	0.02

Total income (loss) from investment operations	1.29		(0.34)	0.29	1.99	1.66

Less Distributions
Distributions from net investment income	0.00		(0.18)	(1.81)	(1.67)	(0.86)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.01)

Total distributions	0.00		(0.18)	(1.81)	(1.67)	(0.87)

Net Asset Value, End of Period	$101.10		$99.81	$100.33	$101.85	$101.53

Total Return (%) (c)	1.28		(0.34)	0.29	1.98	1.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53		0.53	0.54	0.54	0.54
Net ratio of expenses to average net assets (%) (d)	0.51		0.51	0.51	0.52	0.51
Ratio of net investment income (loss) to average net assets (%)	1.28		(0.34)	0.30	1.94	1.62
Portfolio turnover rate (%)	0	(e)	0 (e)	0 (e)	0 (e)	0 (e)
Net assets, end of period (in millions)	$79.3		$81.8	$90.2	$96.7	$98.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 4 of the Notes to Financial Statements).
(e)	There were no long term transactions during the years ended December 31, 2022 , 2021, 2020, 2019 and 2018 .

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodology to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had investments in repurchase agreements with a gross value of $104,000,000, which is included as Repurchase agreements at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average daily net assets
$3,602,208	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average daily net assets
0.025%	Of the first $	1 billion

For the period April 30, 2021 to April 29, 2022, an identical expense agreement was in place. Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,003,782,776

Gross unrealized appreciation	241,401
Gross unrealized (depreciation)	(408,400)

Net unrealized appreciation (depreciation)	$(166,999)

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$—	$2,388,156	$—	$—	$—	$2,388,156

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$13,713,890	$—	$(166,999)	$—	$13,546,891

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Ultra-Short Term Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Ultra-Short Term Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Ultra-Short Term Bond Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-19

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-20

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

BlackRock Ultra-Short Term Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Bank of America / Merrill Lynch 3-Month Treasury Bill Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned -12.54% and -12.69%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Portfolio Index¹, returned -13.33%.

MARKET ENVIRONMENT / CONDITIONS

There was no disguising the woeful performance in 2022. Investors braced against stark price declines in equity and bond markets for most of the year before a fourth quarter rally finally offered some relief. Early in the period, markets treaded cautiously as the Russia-Ukraine conflict and mounting inflationary pressures spurred economic uncertainty and volatility. U.S. Federal Reserve (the “Fed”) concern over elevated price levels prompted the Fed to raise the Fed Funds rate in March for the first time in more than three years.

Market conditions continued to worsen in the second quarter. Consumer Price Index (“CPI”) data pointed to persistently high prices and emboldened the Fed to implement progressive rate increases in May and June in an effort to curb the inflationary threat. Under a monetary tightening environment, the yield on the 10-year U.S. Treasury rose by 1.50% in the first half of year and upended fixed income markets. Equities were no safe haven for investors and slid further as recessionary fears emerged in the period. Economic growth retreated as the real growth domestic product (“GDP”) rate contracted during the first and second quarters by 1.4% and 0.6%, respectively on an annualized basis.

A tumultuous market carried on into the third quarter. Despite a deceleration in the rate of price increases for headline CPI, the Fed pressed forward with 0.75% rate hikes in July and September. Concern of a prolonged policy tightening cycle and a slowdown in economic growth appeared to support the prospect the worst may not be over and extended bond and equity market losses through the first nine months of the year.

Overall, markets rebounded to close out the final quarter of 2022. Declines in year-over-year CPI levels signaled a potential easing of inflation and bolstered investor expectations the Fed may begin to scale back on future rate hikes. While equities and bonds saw positive results during the quarter, the damage for the year had already been solidified.

In 2022, the S&P 500 Index returned -18.11%. International equities and emerging market equities, as measured by the MSCI EAFE Index and MSCI Emerging Markets Index, returned -14.45% and -20.09%, respectively. Within U.S. fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -13.01% for the year ended December 31, 2022.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Conservative Portfolio Index. Performance strength within the underlying fixed income, large cap equity, and small cap equity portfolios offset weakness within the underlying mid cap equity and non-U.S. equity portfolios.

The underlying fixed income portfolios added to relative performance. In a rising interest rate environment over the period, the Brighthouse/Eaton Vance Floating Rate Portfolio was the top performing portfolio on an absolute basis. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 17.7% for the year. The portfolio’s underweight duration positioning in the euro area, the United Kingdom, and Japan benefited results along with currency management in the euro and Japanese yen. The JPMorgan Core Bond Portfolio outperformed 0.4% relative to its benchmark. Results were aided by a short duration posture, positioning within the agency mortgage-backed securities sector, and an overweight to the asset-backed securities sector. The PIMCO Inflation Protected Portfolio outpaced its benchmark by 0.2%. Contributors to performance included an overweight to both U.S. breakeven inflation rates (the difference between nominal and real bond yields) and Japanese inflation linked bonds, and a short position to U.K. breakeven inflation. Conversely, the Western Asset Management Strategic Bond Opportunities Portfolio underperformed by 3.6% against its benchmark. The portfolio’s tactical positioning in high yield bonds and bank loans, along with duration and yield curve management detracted from relative performance.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap equities contributed to performance while mid cap equities underperformed. Within large cap, the Invesco Comstock Portfolio was a primary contributor and outperformed its benchmark by 8.4%. Key performance drivers were an overweight to Energy and an underweight to the Communication Services sectors, and positive selection within Health Care. The MFS Value Portfolio bested its benchmark by 1.6%. Security selection in the Financials, Information Technology (“IT”) and Health Care sectors were leading contributors. An underweight to Communication Services and Real Estate bolstered relative results. The T. Rowe Price Growth Portfolio, on the other hand, underperformed its benchmark by 11.3%. Leading relative detractors were weak security selection in the Consumer Discretionary, IT, and Communication Services sectors. An overweight to Communication Services and Consumer Discretionary, and an underweight to Consumer Staples, further detracted from results. In mid cap, the Brighthouse/Artisan Mid Cap Value Portfolio underperformed by 0.6% versus its benchmark. Results were negatively impacted by an overweight to Communication Services and an underweight to Energy. On a positive note, the T. Rowe Price Mid Cap Growth Portfolio outpaced its benchmark by

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

4.4%. Positive security selection in the Health Care and IT sectors and an allocation to cash lifted results for the year. Within small cap equities, the Brighthouse Small Cap Value Portfolio outperformed its benchmark by 1.6%. Results benefited from positive selection in Industrials and IT and from an underweight to Health Care and Communication Services. The T. Rowe Price Small Cap Growth Portfolio outperformed its benchmark by 4.1%. Positive security selection drove results with Health Care, Industrials, IT, and Consumer Discretionary among the leading contributors.

The non-U.S. equity portfolios detracted from performance over the period. The Baillie Gifford International Stock Portfolio underperformed its benchmark by 12.6%. At the sector level, weak security selection in Industrials, Consumer Discretionary, and Health Care were leading detractors. The Brighthouse/Artisan International Portfolio underperformed by 3.1% relative to its benchmark. Results were pressured primarily from weak security selection in the Materials and Financials sectors. Regionally, selection in emerging markets was the largest detractor. The Invesco Global Equity Portfolio lagged its benchmark by 13.3%. Returns were negatively impacted by a combination of weak security selection in Health Care, Communication Services, Industrials, and IT sectors, along with an overweight to Communication Services and IT, and a lack of exposure to Energy. Within emerging market equities, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 5.5%. Negative security selection in the Energy and Consumer Discretionary sectors were the largest relative detractors over the period. At the country level, security selection in China and exposure to Russia were notable detractors.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Conservative Portfolio Index level is set to 20% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	-12.54	1.78	2.96
Class B	-12.69	1.53	2.71
Dow Jones Conservative Portfolio Index	-13.33	0.09	1.37

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.1
BlackRock Bond Income Portfolio (Class A)	12.3
PIMCO Total Return Portfolio (Class A)	12.0
TCW Core Fixed Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.1
JPMorgan Core Bond Portfolio (Class A)	7.8
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
MFS Value Portfolio (Class A)	2.3
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	2.0

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	68.7
U.S. Large Cap Equities	10.7
High Yield Fixed Income	7.5
International Developed Market Equities	3.7
International Fixed Income	3.5
U.S. Small Cap Equities	3.2
Global Equities	1.5
U.S. Mid Cap Equities	0.5
Real Estate Equities	0.5
Emerging Market Equities	0.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a) (b)	Actual	0.63%	$1,000.00	$989.40	$3.16
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a) (b)	Actual	0.88%	$1,000.00	$989.40	$4.41
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
AB International Bond Portfolio (Class A) (a)	1,043,978	$8,038,634
Baillie Gifford International Stock Portfolio (Class A) (b)	552,875	4,942,699
BlackRock Bond Income Portfolio (Class A) (b)	544,285	48,974,793
BlackRock Capital Appreciation Portfolio (Class A) (b)	118,086	2,915,546
BlackRock High Yield Portfolio (Class A) (a)	291,556	2,002,992
Brighthouse Small Cap Value Portfolio (Class A) (a)	290,404	3,949,496
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	119,460	1,001,075
Brighthouse/Artisan International Portfolio (Class A) (a)	329,083	3,007,815
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	4,635	983,691
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	850,634	8,055,508
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	2,334,469	20,123,127
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	799,669	6,053,494
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	233,639	7,030,208
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	338,211	3,960,447
CBRE Global Real Estate Portfolio (Class A) (a)	208,156	1,998,299
Harris Oakmark International Portfolio (Class A) (a)	357,049	4,009,661
Invesco Comstock Portfolio (Class A) (a)	566,685	7,984,596
Invesco Global Equity Portfolio (Class A) (a)	52,185	983,156
Jennison Growth Portfolio (Class A) (b)	311,100	2,908,781
JPMorgan Core Bond Portfolio (Class A) (a)	3,512,522	31,015,567
JPMorgan Small Cap Value Portfolio (Class A) (a)	177,729	1,963,910
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	104,335	990,143
MFS Research International Portfolio (Class A) (a)	271,000	3,008,098
MFS Value Portfolio (Class A) (b)	604,976	9,020,191
Neuberger Berman Genesis Portfolio (Class A) (b)	111,752	1,956,771
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	3,856,315	36,172,230

Affiliated Investment Companies—(Continued)
PIMCO Total Return Portfolio (Class A) (a)	4,986,532	48,070,166
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	206,202	2,907,452
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	208,461	5,997,413
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	118,746	987,964
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	235,753	3,953,583
TCW Core Fixed Income Portfolio (Class A) (a)	4,366,913	37,904,804
VanEck Global Natural Resources Portfolio (Class A) (b)	379,663	4,825,517
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	1,864,009	20,000,819
Western Asset Management U.S. Government Portfolio (Class A) (b)	5,072,640	52,197,465

Total Mutual Funds (Cost $458,353,336)		399,896,111

Total Investments—100.1% (Cost $458,353,336)		399,896,111
Other assets and liabilities (net)—(0.1)%		(312,882)

Net Assets—100.0%		$399,583,229

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$399,896,111	$—	$—	$399,896,111
Total Investments	$399,896,111	$—	$—	$399,896,111

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Affiliated investments at value (a)	$399,896,111
Receivable for:
Affiliated investments sold	150,608
Fund shares sold	7,622
Due from investment adviser	8,979

Total Assets	400,063,320
Liabilities
Payables for:
Affiliated investments purchased	354
Fund shares redeemed	157,877
Accrued Expenses:
Management fees	34,495
Distribution and service fees	81,347
Deferred trustees’ fees	152,551
Other expenses	53,467

Total Liabilities	480,091

Net Assets	$399,583,229

Net Assets Consist of:
Paid in surplus	$446,134,311
Distributable earnings (Accumulated losses)	(46,551,082)

Net Assets	$399,583,229

Net Assets
Class A	$22,607,897
Class B	376,975,332
Capital Shares Outstanding*
Class A	2,412,283
Class B	40,588,118
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.37
Class B	9.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $458,353,336.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from affiliated investments	$13,873,558

Total investment income	13,873,558
Expenses
Management fees	455,732
Administration fees	30,250
Custodian and accounting fees	26,982
Distribution and service fees—Class B	1,079,052
Audit and tax services	32,944
Legal	45,080
Trustees’ fees and expenses	9,574
Miscellaneous	7,651

Total expenses	1,687,265
Less expenses reimbursed by the Adviser	(151,581)

Net expenses	1,535,684

Net Investment Income	12,337,874

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(5,119,527)
Capital gain distributions from affiliated investments	14,106,660

Net realized gain (loss)	8,987,133

Net change in unrealized depreciation on affiliated investments	(87,544,388)

Net realized and unrealized gain (loss)	(78,557,255)

Net Increase (Decrease) in Net Assets From Operations	$(66,219,381)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,337,874	$9,422,215
Net realized gain (loss)	8,987,133	20,077,069
Net change in unrealized appreciation (depreciation)	(87,544,388)	(8,234,686)

Increase (decrease) in net assets from operations	(66,219,381)	21,264,598

From Distributions to Shareholders
Class A	(1,631,574)	(1,364,100)
Class B	(27,018,620)	(23,135,316)

Total distributions	(28,650,194)	(24,499,416)

Increase (decrease) in net assets from capital share transactions	(45,486,317)	(56,350,167)

Total increase (decrease) in net assets	(140,355,892)	(59,584,985)

Net Assets
Beginning of period	539,939,121	599,524,106

End of period	$399,583,229	$539,939,121

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	200,276	$2,033,937	277,484	$3,203,087
Reinvestments	172,836	1,631,574	121,038	1,364,100
Redemptions	(476,811)	(4,786,365)	(591,426)	(6,800,179)

Net increase (decrease)	(103,699)	$(1,120,854)	(192,904)	$(2,232,992)

Class B
Sales	2,815,223	$28,467,864	4,672,200	$53,481,938
Reinvestments	2,883,524	27,018,620	2,067,499	23,135,316
Redemptions	(10,047,452)	(99,851,947)	(11,441,701)	(130,734,429)

Net increase (decrease)	(4,348,705)	$(44,365,463)	(4,702,002)	$(54,117,175)

Increase (decrease) derived from capital shares transactions		$(45,486,317)		$(56,350,167)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.48	$11.55	$11.11	$10.35	$11.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30	0.22	0.35	0.33	0.24
Net realized and unrealized gain (loss)	(1.74)	0.24	0.68	0.91	(0.50)

Total income (loss) from investment operations	(1.44)	0.46	1.03	1.24	(0.26)

Less Distributions
Distributions from net investment income	(0.35)	(0.38)	(0.34)	(0.27)	(0.26)
Distributions from net realized capital gains	(0.32)	(0.15)	(0.25)	(0.21)	(0.14)

Total distributions	(0.67)	(0.53)	(0.59)	(0.48)	(0.40)

Net Asset Value, End of Period	$9.37	$11.48	$11.55	$11.11	$10.35

Total Return (%) (b)	(12.54)	4.01	9.70	12.14	(2.41)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.13	0.13	0.13	0.13	0.13
Net ratio of expenses to average net assets (%) (c) (d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (e)	2.95	1.90	3.17	3.05	2.26
Portfolio turnover rate (%)	9	8	14	13	11
Net assets, end of period (in millions)	$22.6	$28.9	$31.3	$34.0	$33.6

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.37	$11.45	$11.01	$10.27	$10.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.27	0.19	0.32	0.30	0.21
Net realized and unrealized gain (loss)	(1.71)	0.23	0.69	0.89	(0.49)

Total income (loss) from investment operations	(1.44)	0.42	1.01	1.19	(0.28)

Less Distributions
Distributions from net investment income	(0.32)	(0.35)	(0.32)	(0.24)	(0.23)
Distributions from net realized capital gains	(0.32)	(0.15)	(0.25)	(0.21)	(0.14)

Total distributions	(0.64)	(0.50)	(0.57)	(0.45)	(0.37)

Net Asset Value, End of Period	$9.29	$11.37	$11.45	$11.01	$10.27

Total Return (%) (b)	(12.69)	3.69	9.52	11.74	(2.61)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.38	0.38	0.38	0.38	0.38
Net ratio of expenses to average net assets (%) (c) (d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income (loss) to average net assets (%) (e)	2.69	1.62	2.96	2.82	2.00
Portfolio turnover rate (%)	9	8	14	13	11
Net assets, end of period (in millions)	$377.0	$511.1	$568.2	$525.9	$507.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$43,227,070	$0	$90,985,428
5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$455,732	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from April 29, 2022 to April 30, 2023, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 29, 2022 to April 30, 2023 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2022, the amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $153,825. The amount of expenses deferred in 2019 subject to repayment until December 31, 2024 was $187,177. The amount of expenses deferred in 2020 subject to repayment until December 31, 2025 was $180,341. The amount of expenses deferred in 2021 subject to repayment until December 31, 2026 was $172,017. The amount of expenses deferred in 2022 subject to repayment until December 31, 2027 was $151,581.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
AB International Bond Portfolio (Class A)	$10,792,204	$1,192,435	$(1,190,720)	$(260,651)	$(2,494,634)	$8,038,634
Baillie Gifford International Stock Portfolio (Class A)	6,713,033	1,898,144	(1,107,046)	(269,725)	(2,291,707)	4,942,699
BlackRock Bond Income Portfolio (Class A)	66,190,852	1,936,808	(8,356,926)	(1,512,426)	(9,283,515)	48,974,793
BlackRock Capital Appreciation Portfolio (Class A)	4,016,477	2,040,636	(638,359)	(69,687)	(2,433,521)	2,915,546
BlackRock High Yield Portfolio (Class A)	2,711,826	127,342	(452,312)	(46,568)	(337,296)	2,002,992
Brighthouse Small Cap Value Portfolio (Class A)	5,413,912	1,210,029	(1,257,730)	378,241	(1,794,956)	3,949,496
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	1,324,824	398,581	(199,438)	(8,459)	(514,433)	1,001,075
Brighthouse/Artisan International Portfolio (Class A)	4,070,282	1,186,130	(847,343)	(72,352)	(1,328,902)	3,007,815
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,356,671	276,501	(326,266)	51,087	(374,302)	983,691
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	10,819,592	391,251	(2,680,832)	(198,258)	(276,245)	8,055,508
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	27,041,745	756,340	(5,813,241)	(747,094)	(1,114,623)	20,123,127
Brighthouse/Templeton International Bond Portfolio (Class A)	8,122,290	57,668	(1,796,453)	(597,630)	267,619	6,053,494
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	9,497,506	1,857,339	(2,284,224)	137,679	(2,178,092)	7,030,208
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	5,405,063	1,506,705	(958,222)	34,515	(2,027,614)	3,960,447
CBRE Global Real Estate Portfolio (Class A)	2,721,929	681,225	(457,188)	8,231	(955,898)	1,998,299
Harris Oakmark International Portfolio (Class A)	5,354,981	1,208,452	(1,439,073)	393,424	(1,508,123)	4,009,661
Invesco Comstock Portfolio (Class A)	10,835,354	2,089,477	(3,650,732)	782,210	(2,071,713)	7,984,596
Invesco Global Equity Portfolio (Class A)	1,337,144	465,890	(212,389)	(769)	(606,720)	983,156
Jennison Growth Portfolio (Class A)	3,926,512	2,083,365	(691,642)	(14,373)	(2,395,081)	2,908,781
JPMorgan Core Bond Portfolio (Class A)	41,816,117	1,066,793	(5,832,903)	(565,390)	(5,469,050)	31,015,567
JPMorgan Small Cap Value Portfolio (Class A)	2,683,807	1,006,562	(642,173)	102,960	(1,187,246)	1,963,910
Loomis Sayles Small Cap Growth Portfolio (Class A)	1,329,690	466,251	(245,380)	(32,976)	(527,442)	990,143
MFS Research International Portfolio (Class A)	4,061,729	632,545	(681,038)	(1,413)	(1,003,725)	3,008,098

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
MFS Value Portfolio (Class A)	$12,212,588	$2,231,355	$(3,068,056)	$185,263	$(2,540,959)	$9,020,191
Neuberger Berman Genesis Portfolio (Class A)	2,706,411	662,573	(509,268)	(16,371)	(886,574)	1,956,771
PIMCO Inflation Protected Bond Portfolio (Class A)	48,933,564	2,816,408	(7,705,387)	(783,104)	(7,089,251)	36,172,230
PIMCO Total Return Portfolio (Class A)	64,851,659	2,025,639	(8,057,917)	(1,908,332)	(8,840,883)	48,070,166
T. Rowe Price Large Cap Growth Portfolio (Class A)	3,953,990	1,963,427	(582,990)	(4,373)	(2,422,602)	2,907,452
T. Rowe Price Large Cap Value Portfolio (Class A)	8,128,976	1,390,012	(2,240,640)	261,416	(1,542,351)	5,997,413
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,351,533	367,558	(236,566)	(29,926)	(464,635)	987,964
T. Rowe Price Small Cap Growth Portfolio (Class A)	5,377,867	1,612,752	(1,002,318)	(96,856)	(1,937,862)	3,953,583
TCW Core Fixed Income Portfolio (Class A)	51,306,709	860,001	(6,592,368)	(608,936)	(7,060,602)	37,904,804
VanEck Global Natural Resources Portfolio (Class A)	6,660,549	1,690,851	(4,187,686)	2,488,989	(1,827,186)	4,825,517
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	27,076,336	1,546,638	(2,857,572)	(499,203)	(5,265,380)	20,000,819
Western Asset Management U.S. Government Portfolio (Class A)	70,214,662	1,523,387	(12,183,030)	(1,598,670)	(5,758,884)	52,197,465

	$540,318,384	$43,227,070	$(90,985,428)	$(5,119,527)	$(87,544,388)	$399,896,111

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
AB International Bond Portfolio (Class A)	$85,555	$1,022,640	1,043,978
Baillie Gifford International Stock Portfolio (Class A)	512,221	65,848	552,875
BlackRock Bond Income Portfolio (Class A)	67,060	1,637,423	544,285
BlackRock Capital Appreciation Portfolio (Class A)	933,279	—	118,086
BlackRock High Yield Portfolio (Class A)	—	119,222	291,556
Brighthouse Small Cap Value Portfolio (Class A)	760,984	39,904	290,404
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	163,822	11,679	119,460
Brighthouse/Artisan International Portfolio (Class A)	590,609	34,177	329,083
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	163,110	10,797	4,635
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	335,035	850,634
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	681,372	2,334,469
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	799,669
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	1,451,269	117,922	233,639
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	986,079	33,739	338,211
CBRE Global Real Estate Portfolio (Class A)	213,465	98,112	208,156
Harris Oakmark International Portfolio (Class A)	236,953	107,320	357,049
Invesco Comstock Portfolio (Class A)	1,255,584	188,903	566,685
Invesco Global Equity Portfolio (Class A)	165,780	—	52,185
Jennison Growth Portfolio (Class A)	813,042	—	311,100
JPMorgan Core Bond Portfolio (Class A)	—	974,567	3,512,522
JPMorgan Small Cap Value Portfolio (Class A)	745,521	26,244	177,729
Loomis Sayles Small Cap Growth Portfolio (Class A)	256,442	—	104,335
MFS Research International Portfolio (Class A)	231,834	70,997	271,000
MFS Value Portfolio (Class A)	1,469,495	177,090	604,976
Neuberger Berman Genesis Portfolio (Class A)	399,507	—	111,752
PIMCO Inflation Protected Bond Portfolio (Class A)	—	2,646,762	3,856,315
PIMCO Total Return Portfolio (Class A)	—	1,748,434	4,986,532
T. Rowe Price Large Cap Growth Portfolio (Class A)	719,307	—	206,202
T. Rowe Price Large Cap Value Portfolio (Class A)	836,119	125,781	208,461
T. Rowe Price Mid Cap Growth Portfolio (Class A)	195,979	—	118,746
T. Rowe Price Small Cap Growth Portfolio (Class A)	853,644	10,086	235,753
TCW Core Fixed Income Portfolio (Class A)	—	678,557	4,366,913
VanEck Global Natural Resources Portfolio (Class A)	—	145,740	379,663
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,389,979	1,864,009
Western Asset Management U.S. Government Portfolio (Class A)	—	1,375,228	5,072,640

	$14,106,660	$13,873,558

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$468,264,592

Gross unrealized appreciation	4,271,789
Gross unrealized (depreciation)	(72,640,270)

Net unrealized appreciation (depreciation)	$(68,368,481)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$14,563,737	$17,379,934	$14,086,457	$7,119,482	$28,650,194	$24,499,416

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$13,573,097	$8,396,853	$(68,368,481)	$—	$(46,398,531)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 20 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 20 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 20 Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data,

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 20 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed the Brighthouse AA 20 Narrow Index for the one-, three-, and five-year periods ended October 31, 2022. The Board also took into account that the Portfolio outperformed its benchmark, the Dow Jones Conservative Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of the expense cap in effect for the Portfolio.

The Board considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned -13.63% and -13.84%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Portfolio Index¹, returned -14.42%.

MARKET ENVIRONMENT / CONDITIONS

There was no disguising the woeful performance in 2022. Investors braced against stark price declines in equity and bond markets for most of the year before a fourth quarter rally finally offered some relief. Early in the period, markets treaded cautiously as the Russia-Ukraine conflict and mounting inflationary pressures spurred economic uncertainty and volatility. U.S. Federal Reserve (the “Fed”) concern over elevated price levels prompted the Fed to raise the Fed Funds rate in March for the first time in more than three years.

Market conditions continued to worsen in the second quarter. Consumer Price Index (“CPI”) data pointed to persistently high prices and emboldened the Fed to implement progressive rate increases in May and June in an effort to curb the inflationary threat. Under a monetary tightening environment, the yield on the 10-year U.S. Treasury rose by 1.50% in the first half of year and upended fixed income markets. Equities were no safe haven for investors and slid further as recessionary fears emerged in the period. Economic growth retreated as the real growth domestic product (“GDP”) rate contracted during the first and second quarters by 1.4% and 0.6%, respectively on an annualized basis.

A tumultuous market carried on into the third quarter. Despite a deceleration in the rate of price increases for headline CPI, the Fed pressed forward with 0.75% rate hikes in July and September. Concern of a prolonged policy tightening cycle and a slowdown in economic growth appeared to support the prospect the worst may not be over and extended bond and equity market losses through the first nine months of the year.

Overall, markets rebounded to close out the final quarter of 2022. Declines in year-over-year CPI levels signaled a potential easing of inflation and bolstered investor expectations the Fed may begin to scale back on future rate hikes. While equities and bonds saw positive results during the quarter, the damage for the year had already been solidified.

In 2022, the S&P 500 Index returned -18.11%. International equities and emerging market equities, as measured by the MSCI EAFE Index and MSCI Emerging Markets Index, returned -14.45% and -20.09%, respectively. Within U.S. fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -13.01% for the year ended December 31, 2022.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Conservative Portfolio Index. Performance strength within the underlying fixed income and domestic equity portfolios offset weakness within the underlying non-U.S. equity portfolios.

The underlying fixed income portfolios added to relative performance. In a rising interest rate environment over the period, the Brighthouse/Eaton Vance Floating Rate Portfolio was the top performing portfolio on an absolute basis. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 17.7% for the year. The portfolio’s underweight duration positioning in the euro area, the United Kingdom, and Japan benefited results along with currency management in the euro and Japanese yen. The PIMCO Inflation Protected Portfolio outpaced its benchmark by 0.2%. Contributors to performance included an overweight to both U.S. breakeven inflation rates (the difference between nominal and real bond yields) and Japanese inflation linked bonds, and a short position to U.K. breakeven inflation. Conversely, the AB International Bond Portfolio underperformed by 2.5% against its benchmark. Overall, the portfolio’s sector allocation and country and yield curve positioning detracted from relative performance.

Performance from the underlying domestic equity portfolios was positive for the period. Large cap, mid cap, and small cap equities contributed to the outperformance. Within large cap, the Invesco Comstock Portfolio was a primary contributor and outperformed its benchmark by 8.4%. Key performance drivers were an overweight to Energy and an underweight to the Communication Services sectors, and positive selection within Health Care. The MFS Value Portfolio bested its benchmark by 1.6%. Security selection in the Financials, Information Technology (“IT”) and Health Care sectors were leading contributors. An underweight to Communication Services and Real Estate bolstered relative results. The T. Rowe Price Growth Portfolio, on the other hand, underperformed its benchmark by 11.3%. Leading relative detractors were weak security selection in the Consumer Discretionary, IT, and Communication Services sectors. An overweight to Communication Services and Consumer Discretionary, and an underweight to Consumer Staples, further detracted from results. In mid cap, the Allspring Mid Cap Value Portfolio outperformed by 7.3% over its benchmark. Results benefited from positive security selection within the Financials and IT sectors, along with an underweight to the Real Estate and Communication Services sectors. The T. Rowe Price Mid Cap Growth Portfolio outpaced its benchmark by 4.4%. Positive security selection in the Health Care and IT sectors and an allocation to cash lifted results for the year. Within small cap equities, the Brighthouse Small Cap Value Portfolio outperformed its benchmark by 1.6%. Results benefited from positive selection in Industrials and IT and from an underweight to

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Health Care and Communication Services. The T. Rowe Price Small Cap Growth Portfolio outperformed its benchmark by 4.1%. Positive security selection drove results with Health Care, Industrials, IT, and Consumer Discretionary among the leading contributors.

The non-U.S. equity portfolios detracted from performance over the period. The Baillie Gifford International Stock Portfolio underperformed its benchmark by 12.6%. At the sector level, weak security selection in Industrials, Consumer Discretionary, and Health Care were leading detractors. The Brighthouse/Artisan International Portfolio underperformed by 3.1% relative to its benchmark. Results were pressured primarily from weak security selection in the Materials and Financials sectors. Regionally, selection in emerging markets was the largest detractor. The Invesco Global Equity Portfolio lagged its benchmark by 13.3%. Returns were negatively impacted by a combination of weak security selection in Health Care, Communication Services, Industrials, and IT sectors, along with an overweight to Communication Services and IT, and a lack of exposure to Energy. Within emerging market equities, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 5.5%. Negative security selection in the Energy and Consumer Discretionary sectors were the largest relative detractors over the period. At the country level, security selection in China and exposure to Russia were notable detractors.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Conservative Portfolio Index level is set to 40% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	-13.63	2.82	4.64
Class B	-13.84	2.58	4.38
Dow Jones Moderately Conservative Portfolio Index	-14.42	1.76	3.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.6
PIMCO Total Return Portfolio (Class A)	9.1
Western Asset Management U.S. Government Portfolio (Class A)	8.1
TCW Core Fixed Income Portfolio (Class A)	7.3
PIMCO Inflation Protected Bond Portfolio (Class A)	6.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.0
MFS Value Portfolio (Class A)	3.8
JPMorgan Core Bond Portfolio (Class A)	3.8
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5
AB International Bond Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	46.8
U.S. Large Cap Equities	21.2
International Developed Market Equities	8.8
High Yield Fixed Income	6.5
International Fixed Income	6.1
U.S. Small Cap Equities	4.4
Global Equities	2.9
Emerging Market Equities	1.5
U.S. Mid Cap Equities	1.0
Real Estate Equities	0.8

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.62%	$1,000.00	$1,003.20	$3.13
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B (a)	Actual	0.87%	$1,000.00	$1,002.10	$4.39
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	17,348,489	$133,583,365
Allspring Mid Cap Value Portfolio (Class A) (a)	791,236	9,526,484
Baillie Gifford International Stock Portfolio (Class A) (b)	11,598,209	103,687,984
BlackRock Bond Income Portfolio (Class A) (b)	4,021,753	361,877,370
BlackRock Capital Appreciation Portfolio (Class A) (b)	2,495,314	61,609,306
BlackRock High Yield Portfolio (Class A) (a)	2,761,622	18,972,342
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,450,057	46,920,769
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	3,394,102	28,442,571
Brighthouse/Artisan International Portfolio (Class A) (a)	7,298,441	66,707,754
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	43,844	9,305,872
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	8,015,327	75,905,148
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	13,240,232	114,130,802
Brighthouse/Templeton International Bond Portfolio (Class A) (a)(c)	12,617,204	95,512,235
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	4,123,144	124,065,411
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	7,254,263	84,947,422
CBRE Global Real Estate Portfolio (Class A) (a)	2,967,751	28,490,412
Harris Oakmark International Portfolio (Class A) (a)	9,303,309	104,476,162
Invesco Comstock Portfolio (Class A) (a)	8,789,965	123,850,607
Invesco Global Equity Portfolio (Class A) (a)	1,980,614	37,314,772
Invesco Small Cap Growth Portfolio (Class A) (a)	2,531,107	18,477,079
Jennison Growth Portfolio (Class A) (b)	4,567,539	42,706,490
JPMorgan Core Bond Portfolio (Class A) (a)	16,181,654	142,884,002
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,517,952	27,823,369
Loomis Sayles Growth Portfolio (Class A) (a)	3,418,607	36,886,768
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	993,345	9,426,843
MFS Research International Portfolio (Class A) (a)	5,137,946	57,031,204
MFS Value Portfolio (Class A) (b)	9,600,761	143,147,343

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (b)	1,056,201	18,494,073
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	24,302,169	227,954,341
PIMCO Total Return Portfolio (Class A) (a)	35,611,607	343,295,896
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	3,188,986	28,541,428
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	3,622,375	51,075,483
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	4,643,969	133,606,976
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	2,261,615	18,816,635
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	2,802,986	47,006,077
TCW Core Fixed Income Portfolio (Class A) (a)	31,765,683	275,726,126
VanEck Global Natural Resources Portfolio (Class A) (b)	5,750,883	73,093,724
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	14,200,892	152,375,575
Western Asset Management U.S. Government Portfolio (Class A) (b)	29,656,810	305,168,572

Total Mutual Funds (Cost $4,341,990,477)		3,782,864,792

Total Investments—100.0% (Cost $4,341,990,477)		3,782,864,792
Other assets and liabilities (net)—0.0%		(1,280,668)

Net Assets—100.0%		$3,781,584,124

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$3,782,864,792	$—	$—	$3,782,864,792
Total Investments	$3,782,864,792	$—	$—	$3,782,864,792

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Affiliated investments at value (a)	$3,782,864,792
Receivable for:
Affiliated investments sold	973,222
Fund shares sold	113,751

Total Assets	3,783,951,765
Liabilities
Payables for:
Fund shares redeemed	1,086,973
Accrued Expenses:
Management fees	195,352
Distribution and service fees	804,458
Deferred trustees’ fees	227,265
Other expenses	53,593

Total Liabilities	2,367,641

Net Assets	$3,781,584,124

Net Assets Consist of:
Paid in surplus	$4,073,074,519
Distributable earnings (Accumulated losses)	(291,490,395)

Net Assets	$3,781,584,124

Net Assets
Class A	$60,308,589
Class B	3,721,275,535
Capital Shares Outstanding*
Class A	6,315,715
Class B	394,740,054
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.55
Class B	9.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,341,990,477.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from affiliated investments	$114,973,083

Total investment income	114,973,083
Expenses
Management fees	2,481,500
Administration fees	30,250
Custodian and accounting fees	26,982
Distribution and service fees—Class B	10,366,922
Audit and tax services	32,944
Legal	45,080
Trustees’ fees and expenses	9,574
Miscellaneous	10,151

Total expenses	13,003,403

Net Investment Income	101,969,680

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(34,440,093)
Capital gain distributions from affiliated investments	248,316,589

Net realized gain (loss)	213,876,496

Net change in unrealized depreciation on affiliated investments	(988,037,005)

Net realized and unrealized gain (loss)	(774,160,509)

Net Increase (Decrease) in Net Assets From Operations	$(672,190,829)

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$101,969,680	$70,266,814
Net realized gain (loss)	213,876,496	272,879,818
Net change in unrealized appreciation (depreciation)	(988,037,005)	33,059,401

Increase (decrease) in net assets from operations	(672,190,829)	376,206,033

From Distributions to Shareholders
Class A	(5,460,511)	(4,914,518)
Class B	(332,950,156)	(316,700,687)

Total distributions	(338,410,667)	(321,615,205)

Increase (decrease) in net assets from capital share transactions	(225,146,277)	(353,942,397)

Total increase (decrease) in net assets	(1,235,747,773)	(299,351,569)

Net Assets
Beginning of period	5,017,331,897	5,316,683,466

End of period	$3,781,584,124	$5,017,331,897

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	246,521	$2,578,682	367,120	$4,437,525
Reinvestments	572,981	5,460,511	416,485	4,914,518
Redemptions	(854,544)	(8,693,683)	(750,596)	(9,058,008)

Net increase (decrease)	(35,042)	$(654,490)	33,009	$294,035

Class B
Sales	3,574,700	$36,098,792	6,423,015	$77,468,571
Reinvestments	35,345,027	332,950,156	27,138,019	316,700,687
Redemptions	(58,011,666)	(593,540,735)	(62,492,757)	(748,405,690)

Net increase (decrease)	(19,091,939)	$(224,491,787)	(28,931,723)	$(354,236,432)

Increase (decrease) derived from capital shares transactions		$(225,146,277)		$(353,942,397)

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.09	$11.98	$11.66	$10.85	$11.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.19	0.32	0.31	0.24
Net realized and unrealized gain (loss)	(1.93)	0.71	0.88	1.37	(0.72)

Total income (loss) from investment operations	(1.65)	0.90	1.20	1.68	(0.48)

Less Distributions
Distributions from net investment income	(0.31)	(0.36)	(0.34)	(0.29)	(0.27)
Distributions from net realized capital gains	(0.58)	(0.43)	(0.54)	(0.58)	(0.35)

Total distributions	(0.89)	(0.79)	(0.88)	(0.87)	(0.62)

Net Asset Value, End of Period	$9.55	$12.09	$11.98	$11.66	$10.85

Total Return (%) (b)	(13.63)	7.68	11.31	15.94	(4.25)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (d)	2.67	1.60	2.88	2.69	2.04
Portfolio turnover rate (%)	10	7	9	11	8
Net assets, end of period (in millions)	$60.3	$76.8	$75.7	$74.5	$71.9

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.94	$11.84	$11.53	$10.74	$11.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.16	0.29	0.27	0.21
Net realized and unrealized gain (loss)	(1.90)	0.70	0.87	1.35	(0.71)

Total income (loss) from investment operations	(1.65)	0.86	1.16	1.62	(0.50)

Less Distributions
Distributions from net investment income	(0.28)	(0.33)	(0.31)	(0.25)	(0.23)
Distributions from net realized capital gains	(0.58)	(0.43)	(0.54)	(0.58)	(0.35)

Total distributions	(0.86)	(0.76)	(0.85)	(0.83)	(0.58)

Net Asset Value, End of Period	$9.43	$11.94	$11.84	$11.53	$10.74

Total Return (%) (b)	(13.84)	7.42	11.04	15.60	(4.40)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	2.42	1.34	2.63	2.44	1.79
Portfolio turnover rate (%)	10	7	9	11	8
Net assets, end of period (in millions)	$3,721.3	$4,940.6	$5,241.0	$5,311.0	$5,268.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$444,062,447	$0	$657,664,100

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$2,481,500	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
AB International Bond Portfolio (Class A)	$175,587,321	$17,913,013	$(15,334,427)	$(3,066,376)	$(41,516,166)	$133,583,365
Allspring Mid Cap Value Portfolio (Class A)	12,749,470	1,974,017	(2,648,140)	533,105	(3,081,968)	9,526,484
Baillie Gifford International Stock Portfolio (Class A)	130,636,747	28,710,597	(7,063,910)	785,926	(49,381,376)	103,687,984
BlackRock Bond Income Portfolio (Class A)	477,762,867	12,298,208	(50,623,592)	(6,037,469)	(71,522,644)	361,877,370
BlackRock Capital Appreciation Portfolio (Class A)	87,781,016	27,573,525	(309,139)	(14,029)	(53,422,067)	61,609,306
BlackRock High Yield Portfolio (Class A)	25,321,516	1,108,115	(3,870,768)	(509,025)	(3,077,496)	18,972,342
Brighthouse Small Cap Value Portfolio (Class A)	63,464,971	9,401,247	(9,105,706)	821,683	(17,661,426)	46,920,769
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	34,838,455	8,286,659	(899,088)	102,140	(13,885,595)	28,442,571
Brighthouse/Artisan International Portfolio (Class A)	88,788,048	14,917,239	(6,946,130)	(884,310)	(29,167,093)	66,707,754
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	12,707,003	1,623,013	(1,962,578)	416,791	(3,478,357)	9,305,872
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	100,783,384	3,130,211	(23,542,827)	(1,549,954)	(2,915,666)	75,905,148
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	151,031,423	3,833,226	(30,310,703)	(3,983,541)	(6,439,603)	114,130,802
Brighthouse/Templeton International Bond Portfolio (Class A)	126,358,311	5,245	(25,780,211)	(11,643,886)	6,572,776	95,512,235
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	165,360,604	27,084,321	(32,985,970)	4,827,438	(40,220,982)	124,065,411
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	113,815,526	20,845,055	(8,126,522)	363,258	(41,949,895)	84,947,422
CBRE Global Real Estate Portfolio (Class A)	38,315,291	5,579,341	(2,132,963)	262,703	(13,533,960)	28,490,412
Harris Oakmark International Portfolio (Class A)	134,317,722	14,061,205	(15,539,702)	(83,409)	(28,279,654)	104,476,162
Invesco Comstock Portfolio (Class A)	165,033,541	21,911,873	(43,127,125)	3,474,837	(23,442,519)	123,850,607
Invesco Global Equity Portfolio (Class A)	50,074,595	10,182,406	(1,053,993)	62,383	(21,950,619)	37,314,772
Invesco Small Cap Growth Portfolio (Class A)	23,651,447	10,425,905	(542,025)	(405,051)	(14,653,197)	18,477,079
Jennison Growth Portfolio (Class A)	60,643,232	19,500,031	(606,698)	(98,010)	(36,732,065)	42,706,490
JPMorgan Core Bond Portfolio (Class A)	188,332,213	4,397,740	(22,761,234)	(1,953,445)	(25,131,272)	142,884,002
JPMorgan Small Cap Value Portfolio (Class A)	37,702,643	10,826,169	(5,307,619)	71,157	(15,468,981)	27,823,369
Loomis Sayles Growth Portfolio (Class A)	50,205,110	5,266,646	(977,387)	(311,393)	(17,296,208)	36,886,768
Loomis Sayles Small Cap Growth Portfolio (Class A)	12,334,998	3,187,476	(956,836)	(258,850)	(4,879,945)	9,426,843
MFS Research International Portfolio (Class A)	76,197,523	5,668,280	(6,104,306)	997,450	(19,727,743)	57,031,204
MFS Value Portfolio (Class A)	190,643,188	25,536,562	(36,146,929)	(492,943)	(36,392,535)	143,147,343
Neuberger Berman Genesis Portfolio (Class A)	25,406,524	4,023,770	(2,516,103)	269,975	(8,690,093)	18,494,073
PIMCO Inflation Protected Bond Portfolio (Class A)	304,385,964	16,411,650	(43,974,877)	(2,769,656)	(46,098,740)	227,954,341
PIMCO Total Return Portfolio (Class A)	452,954,150	12,197,726	(47,153,277)	(8,376,106)	(66,326,597)	343,295,896
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	35,628,852	1,318,565	(530,780)	(10,030)	(7,865,179)	28,541,428
T. Rowe Price Large Cap Growth Portfolio (Class A)	73,247,978	22,696,639	(642,723)	(183,747)	(44,042,664)	51,075,483
T. Rowe Price Large Cap Value Portfolio (Class A)	177,659,963	20,854,842	(36,667,617)	1,043,398	(29,283,610)	133,606,976
T. Rowe Price Mid Cap Growth Portfolio (Class A)	25,343,510	3,979,357	(1,349,724)	(163,095)	(8,993,413)	18,816,635
T. Rowe Price Small Cap Growth Portfolio (Class A)	62,710,520	12,269,975	(4,429,556)	(1,200,091)	(22,344,771)	47,006,077
TCW Core Fixed Income Portfolio (Class A)	364,435,216	4,835,065	(39,324,491)	(3,279,325)	(50,940,339)	275,726,126
VanEck Global Natural Resources Portfolio (Class A)	98,893,388	12,052,233	(46,584,230)	9,411,288	(678,955)	73,093,724
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	201,868,951	10,259,342	(17,024,842)	(2,022,206)	(40,705,670)	152,375,575
Western Asset Management U.S. Government Portfolio (Class A)	401,970,362	7,915,958	(62,699,352)	(8,587,678)	(33,430,718)	305,168,572

	$5,018,943,543	$444,062,447	$(657,664,100)	$(34,440,093)	$(988,037,005)	$3,782,864,792

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
AB International Bond Portfolio (Class A)	$1,382,069	$16,519,785	17,348,489
Allspring Mid Cap Value Portfolio (Class A)	1,901,476	70,425	791,236
Baillie Gifford International Stock Portfolio (Class A)	9,948,871	1,278,991	11,598,209
BlackRock Bond Income Portfolio (Class A)	481,774	11,763,672	4,021,753
BlackRock Capital Appreciation Portfolio (Class A)	19,171,724	—	2,495,314
BlackRock High Yield Portfolio (Class A)	—	1,108,045	2,761,622
Brighthouse Small Cap Value Portfolio (Class A)	8,875,949	465,428	3,450,057
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	4,493,539	320,337	3,394,102
Brighthouse/Artisan International Portfolio (Class A)	12,487,588	722,632	7,298,441
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,517,415	100,448	43,844
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	3,126,542	8,015,327
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	3,816,366	13,240,232
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	12,617,204
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	25,043,412	2,034,894	4,123,144
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	20,087,731	687,303	7,254,263
CBRE Global Real Estate Portfolio (Class A)	2,907,161	1,336,180	2,967,751
Harris Oakmark International Portfolio (Class A)	6,036,625	2,734,077	9,303,309
Invesco Comstock Portfolio (Class A)	18,948,149	2,850,750	8,789,965
Invesco Global Equity Portfolio (Class A)	5,899,260	—	1,980,614
Invesco Small Cap Growth Portfolio (Class A)	6,218,680	—	2,531,107
Jennison Growth Portfolio (Class A)	11,885,614	—	4,567,539
JPMorgan Core Bond Portfolio (Class A)	—	4,374,352	16,181,654
JPMorgan Small Cap Value Portfolio (Class A)	10,434,589	367,317	2,517,952
Loomis Sayles Growth Portfolio (Class A)	3,637,297	—	3,418,607
Loomis Sayles Small Cap Growth Portfolio (Class A)	2,288,777	—	993,345
MFS Research International Portfolio (Class A)	4,311,860	1,320,475	5,137,946
MFS Value Portfolio (Class A)	22,776,481	2,744,811	9,600,761
Neuberger Berman Genesis Portfolio (Class A)	3,669,110	—	1,056,201
PIMCO Inflation Protected Bond Portfolio (Class A)	—	16,389,704	24,302,169
PIMCO Total Return Portfolio (Class A)	—	12,137,945	35,611,607
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	776,741	3,188,986
T. Rowe Price Large Cap Growth Portfolio (Class A)	12,676,325	—	3,622,375
T. Rowe Price Large Cap Value Portfolio (Class A)	18,104,052	2,723,464	4,643,969
T. Rowe Price Mid Cap Growth Portfolio (Class A)	3,530,928	—	2,261,615
T. Rowe Price Small Cap Growth Portfolio (Class A)	9,600,133	113,425	2,802,986
TCW Core Fixed Income Portfolio (Class A)	—	4,792,907	31,765,683
VanEck Global Natural Resources Portfolio (Class A)	—	2,176,606	5,750,883
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	10,249,935	14,200,892
Western Asset Management U.S. Government Portfolio (Class A)	—	7,869,526	29,656,810

	$248,316,589	$114,973,083

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$4,394,193,747

Gross unrealized appreciation	56,201,690
Gross unrealized (depreciation)	(667,530,646)

Net unrealized appreciation (depreciation)	$(611,328,956)

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$109,123,662	$139,148,388	$229,287,005	$182,466,817	$338,410,667	$321,615,205

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$127,998,116	$192,067,710	$(611,328,956)	$—	$(291,263,130)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 40 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 40 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 40 Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data,

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 40 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed the Brighthouse AA 40 Narrow Index for the one-, three-, and five-year periods ended October 31, 2022. In addition, the Board noted that the Portfolio outperformed its benchmark, the Dow Jones Moderately Conservative Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2022.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned -15.17% and -15.33%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT / CONDITIONS

There was no disguising the woeful performance in 2022. Investors braced against stark price declines in equity and bond markets for most of the year before a fourth quarter rally finally offered some relief. Early in the period, markets treaded cautiously as the Russia-Ukraine conflict and mounting inflationary pressures spurred economic uncertainty and volatility. U.S. Federal Reserve (the “Fed”) concern over elevated price levels prompted the Fed to raise the Fed Funds rate in March for the first time in more than three years.

Market conditions continued to worsen in the second quarter. Consumer Price Index (“CPI”) data pointed to persistently high prices and emboldened the Fed to implement progressive rate increases in May and June in an effort to curb the inflationary threat. Under a monetary tightening environment, the yield on the 10-year U.S. Treasury rose by 1.50% in the first half of year and upended fixed income markets. Equities were no safe haven for investors and slid further as recessionary fears emerged in the period. Economic growth retreated as the real growth domestic product (“GDP”) rate contracted during the first and second quarters by 1.4% and 0.6%, respectively on an annualized basis.

A tumultuous market carried on into the third quarter. Despite a deceleration in the rate of price increases for headline CPI, the Fed pressed forward with 0.75% rate hikes in July and September. Concern of a prolonged policy tightening cycle and a slowdown in economic growth appeared to support the prospect the worst may not be over and extended bond and equity market losses through the first nine months of the year.

Overall, markets rebounded to close out the final quarter of 2022. Declines in year-over-year CPI levels signaled a potential easing of inflation and bolstered investor expectations the Fed may begin to scale back on future rate hikes. While equities and bonds saw positive results during the quarter, the damage for the year had already been solidified.

In 2022, the S&P 500 Index returned -18.11%. International equities and emerging market equities, as measured by the MSCI EAFE Index and MSCI Emerging Markets Index, returned -14.45% and -20.09%, respectively. Within U.S. fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -13.01% for the year ended December 31, 2022.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the twelve-month period, the Portfolio underperformed the Dow Jones Moderate Portfolio Index. Performance weakness within the underlying small cap equity and non-U.S. equity portfolios offset strength within the underlying fixed income, large cap, and mid cap equity portfolios.

The underlying fixed income portfolios added to relative performance. In a rising interest rate environment over the period, the Brighthouse/Eaton Vance Floating Rate Portfolio was the top performing portfolio on an absolute basis. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 17.7% for the year. The portfolio’s underweight duration positioning in the euro area, the United Kingdom, and Japan benefited results along with currency management in the euro and Japanese yen. The BlackRock High Yield Portfolio outpaced its benchmark by 1.0%. An allocation to bank loans and investment grade bonds, an underweight to retailers and media & entertainment industries, and an underweight to BB-rated bonds all contributed to relative results. Conversely, the AB International Bond Portfolio underperformed by 2.5% against its benchmark. Overall, the portfolio’s sector allocation and country and yield curve positioning detracted from relative performance.

Performance from the underlying domestic equity portfolios was mixed for the period. Small cap equities underperformed, while large cap and mid cap equities were positive contributors to relative performance. Within large cap, the Invesco Comstock Portfolio was a primary contributor and outperformed its benchmark by 8.4%. Key performance drivers were an overweight to Energy and an underweight to the Communication Services sectors, and positive selection within Health Care. The Brighthouse/Wellington Core Equity Opportunities Portfolio exceeded its benchmark by 14.0%. Strong security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors and an overweight to Consumer Staples and Industrials, coupled with an underweight to IT and Communication Services drove relative results. The Jennison Growth Portfolio, on the other hand, underperformed its benchmark by 9.7%. Leading relative detractors were weak security selection in the IT and Communication Services sectors and an overweight to Consumer Discretionary. In mid cap, the Allspring Mid Cap Value Portfolio outperformed by 7.3% over its benchmark. Results benefited from positive security selection within the Financials and IT sectors, along with an underweight to the Real Estate and Communication Services sectors. The T. Rowe Price Mid Cap Growth Portfolio outpaced its benchmark by 4.4%. Positive security selection in the Health Care and IT sectors and an allocation to cash lifted results for the year. Within small cap equities, the Invesco Small Cap Growth Portfolio lagged its benchmark by 8.7%. Selection in the Health Care, Industrials, and Materials sectors were primarily responsible for the relative underperformance. The

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Neuberger Berman Genesis Portfolio lost 4.7% versus its benchmark. Results were pressured by an underweight to the Energy sector and an overweight to the IT sector. The T. Rowe Price Small Cap Growth Portfolio outperformed its benchmark by 4.1%. Positive security selection drove results with Health Care, Industrials, IT, and Consumer Discretionary among the leading contributors.

The non-U.S. equity portfolios detracted from performance over the period. The Baillie Gifford International Stock Portfolio underperformed its benchmark by 12.6%. At the sector level, weak security selection in Industrials, Consumer Discretionary, and Health Care were leading detractors. The Brighthouse/Artisan International Portfolio underperformed by 3.1% relative to its benchmark. Results were pressured primarily from weak security selection in the Materials and Financials sectors. Regionally, selection in emerging markets was the largest detractor. The Harris Oakmark International Portfolio lagged its benchmark by 1.3%. Returns were negatively impacted by a lack of exposure to Energy, an overweight to Consumer Discretionary, and security selection in Financials. Within emerging market equities, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 5.5%. Negative security selection in the Energy and Consumer Discretionary sectors were the largest relative detractors over the period. At the country level, security selection in China and exposure to Russia were notable detractors.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	-15.17	3.94	6.33
Class B	-15.33	3.69	6.07
Dow Jones Moderate Portfolio Index	-14.97	3.26	5.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	7.0
PIMCO Total Return Portfolio (Class A)	6.0
TCW Core Fixed Income Portfolio (Class A)	5.2
MFS Value Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.3
Harris Oakmark International Portfolio (Class A)	4.1
Invesco Comstock Portfolio (Class A)	4.1
Western Asset Management U.S. Government Portfolio (Class A)	4.0
Baillie Gifford International Stock Portfolio (Class A)	3.8

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	30.6
Investment Grade Fixed Income	29.7
International Developed Market Equities	14.3
U.S. Small Cap Equities	7.0
International Fixed Income	4.8
High Yield Fixed Income	4.6
Global Equities	3.9
Emerging Market Equities	2.5
Real Estate Equities	1.5
U.S. Mid Cap Equities	1.1

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.65%	$1,000.00	$1,014.50	$3.30
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B (a)	Actual	0.90%	$1,000.00	$1,013.50	$4.57
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	30,910,726	$238,012,589
Allspring Mid Cap Value Portfolio (Class A) (a)	1,995,065	24,020,584
Baillie Gifford International Stock Portfolio (Class A) (b)	39,865,686	356,399,230
BlackRock Bond Income Portfolio (Class A) (b)	7,348,260	661,196,454
BlackRock Capital Appreciation Portfolio (Class A) (b)	8,750,966	216,061,354
BlackRock High Yield Portfolio (Class A) (a)	8,261,009	56,753,133
Brighthouse Small Cap Value Portfolio (Class A) (a)	12,162,102	165,404,593
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	17,045,524	142,841,489
Brighthouse/Artisan International Portfolio (Class A) (a)	31,489,092	287,810,301
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	110,549	23,464,028
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	10,337,165	97,065,984
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	19,937,704	188,810,057
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	21,915,698	188,913,317
Brighthouse/Templeton International Bond Portfolio (Class A) (b) (c)	28,915,605	218,891,130
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	13,544,560	407,555,796
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	24,230,195	283,735,584
CBRE Global Real Estate Portfolio (Class A) (a)	14,721,937	141,330,594
Harris Oakmark International Portfolio (Class A) (a)	34,171,671	383,747,870
Invesco Comstock Portfolio (Class A) (a)	27,193,280	383,153,318
Invesco Global Equity Portfolio (Class A) (a)	4,936,902	93,011,230
Invesco Small Cap Growth Portfolio (Class A) (a)	15,813,431	115,438,043
Jennison Growth Portfolio (Class A) (b)	24,802,109	231,899,722
JPMorgan Core Bond Portfolio (Class A) (a)	26,663,562	235,439,248
JPMorgan Small Cap Value Portfolio (Class A) (a)	6,312,992	69,758,558
Loomis Sayles Growth Portfolio (Class A) (a)	23,443,500	252,955,367
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	7,481,897	71,003,198

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio (Class A) (a)	19,464,574	216,056,767
MFS Value Portfolio (Class A) (b)	32,142,819	479,249,425
Neuberger Berman Genesis Portfolio (Class A) (b)	3,984,188	69,763,127
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	29,979,027	281,203,277
PIMCO Total Return Portfolio (Class A) (a)	58,851,722	567,330,604
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	10,544,759	94,375,591
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	13,431,456	189,383,527
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	14,968,012	430,629,718
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	5,687,118	47,316,826
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	9,846,688	165,128,960
TCW Core Fixed Income Portfolio (Class A) (a)	55,949,560	485,642,185
VanEck Global Natural Resources Portfolio (Class A) (b)	21,792,712	276,985,369
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	17,614,790	189,006,694
Western Asset Management U.S. Government Portfolio (Class A) (b)	36,729,947	377,951,154

Total Mutual Funds (Cost $10,805,042,601)		9,404,695,995

Total Investments—100.0% (Cost $10,805,042,601)		9,404,695,995
Other assets and liabilities (net)—0.0%		(2,650,974)

Net Assets—100.0%		$9,402,045,021

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$9,404,695,995	$—	$—	$9,404,695,995
Total Investments	$9,404,695,995	$—	$—	$9,404,695,995

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Affiliated investments at value (a)	$9,404,695,995
Receivable for:
Affiliated investments sold	2,028,237
Fund shares sold	153,483

Total Assets	9,406,877,715
Liabilities
Payables for:
Affiliated investments purchased	13,541
Fund shares redeemed	2,168,180
Accrued Expenses:
Management fees	438,134
Distribution and service fees	1,969,313
Deferred trustees’ fees	189,908
Other expenses	53,618

Total Liabilities	4,832,694

Net Assets	$9,402,045,021

Net Assets Consist of:
Paid in surplus	$9,813,942,619
Distributable earnings (Accumulated losses)	(411,897,598)

Net Assets	$9,402,045,021

Net Assets
Class A	$288,139,157
Class B	9,113,905,864
Capital Shares Outstanding*
Class A	29,365,947
Class B	935,217,032
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.81
Class B	9.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,805,042,601.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from affiliated investments	$229,309,895

Total investment income	229,309,895
Expenses
Management fees	5,568,056
Administration fees	30,250
Custodian and accounting fees	26,982
Distribution and service fees—Class B	25,185,073
Audit and tax services	32,944
Legal	45,080
Trustees’ fees and expenses	9,574
Miscellaneous	14,251

Total expenses	30,912,210

Net Investment Income	198,397,685

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(55,010,914)
Capital gain distributions from Affiliated Underlying Portfolios	912,777,731

Net realized gain (loss)	857,766,817

Net change in unrealized depreciation on affiliated investments	(2,924,278,898)

Net realized and unrealized gain (loss)	(2,066,512,081)

Net Increase (Decrease) in Net Assets From Operations	$(1,868,114,396)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$198,397,685	$138,891,953
Net realized gain (loss)	857,766,817	890,329,381
Net change in unrealized appreciation (depreciation)	(2,924,278,898)	293,815,552

Increase (decrease) in net assets from operations	(1,868,114,396)	1,323,036,886

From Distributions to Shareholders
Class A	(31,316,809)	(26,862,648)
Class B	(986,071,675)	(906,675,413)

Total distributions	(1,017,388,484)	(933,538,061)

Increase (decrease) in net assets from capital share transactions	(180,447,658)	(564,110,271)

Total increase (decrease) in net assets	(3,065,950,538)	(174,611,446)

Net Assets
Beginning of period	12,467,995,559	12,642,607,005

End of period	$9,402,045,021	$12,467,995,559

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	717,156	$7,636,905	1,107,950	$14,253,267
Reinvestments	3,221,894	31,316,809	2,143,867	26,862,648
Redemptions	(2,908,461)	(30,839,009)	(2,284,779)	(29,472,592)

Net increase (decrease)	1,030,589	$8,114,705	967,038	$11,643,323

Class B
Sales	6,780,407	$72,246,244	14,101,387	$182,508,006
Reinvestments	101,972,252	986,071,675	72,766,887	906,675,413
Redemptions	(116,595,920)	(1,246,880,282)	(129,816,643)	(1,664,937,013)

Net increase (decrease)	(7,843,261)	$(188,562,363)	(42,948,369)	$(575,753,594)

Increase (decrease) derived from capital shares transactions		$(180,447,658)		$(564,110,271)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.92	$12.55	$12.17	$11.30	$12.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.17	0.28	0.26	0.22
Net realized and unrealized gain (loss)	(2.20)	1.20	1.22	1.88	(0.92)

Total income (loss) from investment operations	(1.97)	1.37	1.50	2.14	(0.70)

Less Distributions
Distributions from net investment income	(0.28)	(0.31)	(0.29)	(0.28)	(0.24)
Distributions from net realized capital gains	(0.86)	(0.69)	(0.83)	(0.99)	(0.48)

Total distributions	(1.14)	(1.00)	(1.12)	(1.27)	(0.72)

Net Asset Value, End of Period	$9.81	$12.92	$12.55	$12.17	$11.30

Total Return (%) (b)	(15.17)	11.17	14.09	19.85	(5.93)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.05	0.05	0.05	0.05
Ratio of net investment income (loss) to average net assets (%) (d)	2.16	1.33	2.43	2.21	1.76
Portfolio turnover rate (%)	14	9	10	13	10
Net assets, end of period (in millions)	$288.1	$366.2	$343.6	$327.6	$294.6

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.83	$12.47	$12.09	$11.24	$12.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.14	0.25	0.23	0.19
Net realized and unrealized gain (loss)	(2.18)	1.19	1.22	1.85	(0.91)

Total income (loss) from investment operations	(1.98)	1.33	1.47	2.08	(0.72)

Less Distributions
Distributions from net investment income	(0.24)	(0.28)	(0.26)	(0.24)	(0.21)
Distributions from net realized capital gains	(0.86)	(0.69)	(0.83)	(0.99)	(0.48)

Total distributions	(1.10)	(0.97)	(1.09)	(1.23)	(0.69)

Net Asset Value, End of Period	$9.75	$12.83	$12.47	$12.09	$11.24

Total Return (%) (b)	(15.33)	10.90	13.85	19.42	(6.12)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.30	0.30	0.30	0.30
Ratio of net investment income (loss) to average net assets (%) (d)	1.90	1.08	2.18	1.98	1.51
Portfolio turnover rate (%)	14	9	10	13	10
Net assets, end of period (in millions)	$9,113.9	$12,101.8	$12,299.1	$12,158.4	$11,604.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

December 31, 2022, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,416,620,261	$0	$1,504,019,931

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$5,568,056	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
AB International Bond Portfolio (Class A)	$372,178,746	$31,464,781	$(79,880,604)	$(9,371,395)	$(76,378,939)	$238,012,589
Allspring Mid Cap Value Portfolio (Class A)	32,110,594	4,984,402	(6,573,639)	416,087	(6,916,860)	24,020,584
Baillie Gifford International Stock Portfolio (Class A)	437,562,345	96,155,948	(13,945,413)	925,282	(164,298,932)	356,399,230
BlackRock Bond Income Portfolio (Class A)	838,131,695	22,049,878	(61,203,829)	(6,868,186)	(130,913,104)	661,196,454
BlackRock Capital Appreciation Portfolio (Class A)	314,102,480	91,008,248	(129,541)	(9,055)	(188,910,778)	216,061,354
BlackRock High Yield Portfolio (Class A)	75,376,861	3,313,168	(11,179,991)	(1,609,116)	(9,147,789)	56,753,133
Brighthouse Small Cap Value Portfolio (Class A)	223,277,894	33,145,089	(31,135,041)	2,642,161	(62,525,510)	165,404,593
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	170,600,478	41,119,418	(1,209,115)	(150,229)	(67,519,063)	142,841,489
Brighthouse/Artisan International Portfolio (Class A)	380,074,716	57,876,545	(22,649,856)	(356,483)	(127,134,621)	287,810,301
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	31,925,419	4,054,235	(4,785,157)	906,260	(8,636,729)	23,464,028
Brighthouse/Dimensional International Small Company Portfolio (Class A)	126,275,177	14,036,721	(7,475,780)	(4,056,312)	(31,713,822)	97,065,984
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	249,531,102	7,778,694	(57,278,387)	(2,015,824)	(9,205,528)	188,810,057
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	247,979,744	6,348,364	(48,104,925)	(6,432,424)	(10,877,442)	188,913,317
Brighthouse/Templeton International Bond Portfolio (Class A)	311,884,910	410	(80,708,524)	(47,715,668)	35,430,002	218,891,130
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	544,017,160	88,401,389	(108,038,776)	16,182,612	(133,006,589)	407,555,796
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	381,391,798	69,833,969	(27,577,868)	448,531	(140,360,846)	283,735,584
CBRE Global Real Estate Portfolio (Class A)	193,406,558	25,049,613	(9,979,960)	2,286,102	(69,431,719)	141,330,594
Harris Oakmark International Portfolio (Class A)	486,342,590	40,509,223	(39,390,374)	(3,416,568)	(100,297,001)	383,747,870
Invesco Comstock Portfolio (Class A)	510,564,573	67,948,254	(132,214,809)	9,492,657	(72,637,357)	383,153,318
Invesco Global Equity Portfolio (Class A)	124,982,223	22,840,791	(326,523)	(10,460)	(54,474,801)	93,011,230
Invesco Small Cap Growth Portfolio (Class A)	149,926,910	60,380,586	(1,093,916)	(709,316)	(93,066,221)	115,438,043
Jennison Growth Portfolio (Class A)	336,625,864	97,199,755	(512,406)	(151,174)	(201,262,317)	231,899,722
JPMorgan Core Bond Portfolio (Class A)	247,837,081	39,333,106	(13,297,429)	(1,023,464)	(37,410,046)	235,439,248
JPMorgan Small Cap Value Portfolio (Class A)	94,856,277	27,297,398	(13,424,791)	(2,173,389)	(36,796,937)	69,758,558
Loomis Sayles Growth Portfolio (Class A)	345,469,160	30,309,525	(1,941,386)	(56,383)	(120,825,549)	252,955,367
Loomis Sayles Small Cap Growth Portfolio (Class A)	93,700,969	21,544,171	(5,564,599)	(2,186,439)	(36,490,904)	71,003,198
MFS Research International Portfolio (Class A)	285,223,404	20,990,698	(20,342,574)	1,052,336	(70,867,097)	216,056,767
MFS Value Portfolio (Class A)	637,618,282	85,317,552	(119,296,427)	(6,499,829)	(117,890,153)	479,249,425
Neuberger Berman Genesis Portfolio (Class A)	95,752,837	13,614,960	(8,011,778)	2,755,043	(34,347,935)	69,763,127
PIMCO Inflation Protected Bond Portfolio (Class A)	377,438,423	20,341,079	(55,789,525)	(3,845,481)	(56,941,219)	281,203,277
PIMCO Total Return Portfolio (Class A)	745,552,944	20,069,569	(74,955,634)	(14,188,304)	(109,147,971)	567,330,604
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	117,161,692	3,527,631	(304,910)	2,835	(26,011,657)	94,375,591
T. Rowe Price Large Cap Growth Portfolio (Class A)	279,052,439	76,090,326	(616,152)	(195,046)	(164,948,040)	189,383,527
T. Rowe Price Large Cap Value Portfolio (Class A)	572,943,590	67,057,127	(117,331,789)	1,429,002	(93,468,212)	430,629,718
T. Rowe Price Mid Cap Growth Portfolio (Class A)	63,460,733	8,957,096	(2,302,986)	(576,883)	(22,221,134)	47,316,826
T. Rowe Price Small Cap Growth Portfolio (Class A)	221,032,660	38,689,563	(11,996,473)	(2,351,793)	(80,244,997)	165,128,960
TCW Core Fixed Income Portfolio (Class A)	638,600,653	8,454,286	(66,054,981)	(5,720,708)	(89,637,065)	485,642,185
VanEck Global Natural Resources Portfolio (Class A)	374,275,382	27,014,783	(153,764,371)	40,219,307	(10,759,732)	276,985,369
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	250,012,126	12,683,027	(20,724,522)	(2,478,762)	(50,485,175)	189,006,694
Western Asset Management U.S. Government Portfolio (Class A)	493,126,988	9,828,883	(72,905,170)	(9,600,438)	(42,499,109)	377,951,154

	$12,471,385,477	$1,416,620,261	$(1,504,019,931)	$(55,010,914)	$(2,924,278,898)	$9,404,695,995

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
AB International Bond Portfolio (Class A)	$2,429,081	$29,034,662	30,910,726
Allspring Mid Cap Value Portfolio (Class A)	4,806,387	178,014	1,995,065
Baillie Gifford International Stock Portfolio (Class A)	33,360,115	4,288,656	39,865,686
BlackRock Bond Income Portfolio (Class A)	867,147	21,173,471	7,348,260
BlackRock Capital Appreciation Portfolio (Class A)	67,350,830	—	8,750,966
BlackRock High Yield Portfolio (Class A)	—	3,313,004	8,261,009
Brighthouse Small Cap Value Portfolio (Class A)	31,491,807	1,651,335	12,162,102
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	22,105,905	1,575,895	17,045,524
Brighthouse/Artisan International Portfolio (Class A)	52,694,379	3,049,319	31,489,092
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,802,478	251,711	110,549
Brighthouse/Dimensional International Small Company Portfolio (Class A)	11,277,715	2,749,985	10,337,165
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	7,773,656	19,937,704
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	6,342,916	21,915,698
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	28,915,605
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	81,758,157	6,643,232	13,544,560
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	67,521,813	2,310,263	24,230,195
CBRE Global Real Estate Portfolio (Class A)	14,637,286	6,727,545	14,721,937
Harris Oakmark International Portfolio (Class A)	21,686,835	9,822,289	34,171,671
Invesco Comstock Portfolio (Class A)	59,062,324	8,885,930	27,193,280
Invesco Global Equity Portfolio (Class A)	14,503,482	—	4,936,902
Invesco Small Cap Growth Portfolio (Class A)	38,231,319	—	15,813,431
Jennison Growth Portfolio (Class A)	64,298,203	—	24,802,109
JPMorgan Core Bond Portfolio (Class A)	—	6,873,822	26,663,562
JPMorgan Small Cap Value Portfolio (Class A)	26,368,571	928,223	6,312,992
Loomis Sayles Growth Portfolio (Class A)	24,588,009	—	23,443,500
Loomis Sayles Small Cap Growth Portfolio (Class A)	17,011,628	—	7,481,897
MFS Research International Portfolio (Class A)	16,063,063	4,919,195	19,464,574
MFS Value Portfolio (Class A)	76,141,661	9,175,891	32,142,819
Neuberger Berman Genesis Portfolio (Class A)	13,609,849	—	3,984,188
PIMCO Inflation Protected Bond Portfolio (Class A)	—	20,332,826	29,979,027
PIMCO Total Return Portfolio (Class A)	—	20,061,326	58,851,722
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	2,564,706	10,544,759
T. Rowe Price Large Cap Growth Portfolio (Class A)	46,761,008	—	13,431,456
T. Rowe Price Large Cap Value Portfolio (Class A)	58,288,550	8,768,577	14,968,012
T. Rowe Price Mid Cap Growth Portfolio (Class A)	8,708,309	—	5,687,118
T. Rowe Price Small Cap Growth Portfolio (Class A)	33,351,820	394,051	9,846,688
TCW Core Fixed Income Portfolio (Class A)	—	8,448,971	55,949,560
VanEck Global Natural Resources Portfolio (Class A)	—	8,566,826	21,792,712
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	12,681,131	17,614,790
Western Asset Management U.S. Government Portfolio (Class A)	—	9,822,467	36,729,947

	$912,777,731	$229,309,895

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$10,879,620,886

Gross unrealized appreciation	133,951,977
Gross unrealized (depreciation)	(1,608,876,868)

Net unrealized appreciation (depreciation)	$(1,474,924,891)

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$221,924,534	$269,770,302	$795,463,950	$663,767,759	$1,017,388,484	$933,538,061

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$292,383,560	$770,833,641	$(1,474,924,891)	$—	$(411,707,690)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 60 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 60 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 60 Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data,

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 60 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed the Brighthouse AA 60 Narrow Index for the one- and three-year periods ended October 31, 2022 and underperformed the same index for the and five-year period ended October 31, 2022. The Board also noted that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned -17.71% and -17.97%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned -15.59%.

MARKET ENVIRONMENT / CONDITIONS

There was no disguising the woeful performance in 2022. Investors braced against stark price declines in equity and bond markets for most of the year before a fourth quarter rally finally offered some relief. Early in the period, markets treaded cautiously as the Russia-Ukraine conflict and mounting inflationary pressures spurred economic uncertainty and volatility. U.S. Federal Reserve (the “Fed”) concern over elevated price levels prompted the Fed to raise the Fed Funds rate in March for the first time in more than three years.

Market conditions continued to worsen in the second quarter. Consumer Price Index (“CPI”) data pointed to persistently high prices and emboldened the Fed to implement progressive rate increases in May and June in an effort to curb the inflationary threat. Under a monetary tightening environment, the yield on the 10-year U.S. Treasury rose by 1.50% in the first half of year and upended fixed income markets. Equities were no safe haven for investors and slid further as recessionary fears emerged in the period. Economic growth retreated as the real growth domestic product (“GDP”) rate contracted during the first and second quarters by 1.4% and 0.6%, respectively on an annualized basis.

A tumultuous market carried on into the third quarter. Despite a deceleration in the rate of price increases for headline CPI, the Fed pressed forward with 0.75% rate hikes in July and September. Concern of a prolonged policy tightening cycle and a slowdown in economic growth appeared to support the prospect the worst may not be over and extended bond and equity market losses through the first nine months of the year.

Overall, markets rebounded to close out the final quarter of 2022. Declines in year-over-year CPI levels signaled a potential easing of inflation and bolstered investor expectations the Fed may begin to scale back on future rate hikes. While equities and bonds saw positive results during the quarter, the damage for the year had already been solidified.

In 2022, the S&P 500 Index returned -18.11%. International equities and emerging market equities, as measured by the MSCI EAFE Index and MSCI Emerging Markets Index, returned -14.45% and -20.09%, respectively. Within U.S. fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -13.01% for the year ended December 31, 2022.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the twelve-month period, the Portfolio underperformed the Dow Jones Moderately Aggressive Portfolio Index. Performance weakness within the underlying mid cap equity, small cap equity, and non-U.S. equity portfolios offset strength within the underlying fixed income and large cap equity portfolios.

The underlying fixed income portfolios added to relative performance. In a rising interest rate environment over the period, the Brighthouse/Eaton Vance Floating Rate Portfolio was the top performing portfolio on an absolute basis. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 17.7% for the year. The portfolio’s underweight duration positioning in the euro area, the United Kingdom, and Japan benefited results along with currency management in the euro and Japanese yen. The BlackRock High Yield Portfolio outpaced its benchmark by 1.0%. An allocation to bank loans and investment grade bonds, an underweight to retailers and media & entertainment industries, and an underweight to BB-rated bonds all contributed to relative results. Conversely, the Western Asset Management Strategic Bond Opportunities Portfolio underperformed by 3.6% against its benchmark. The portfolio’s tactical positioning in high yield bonds and bank loans, along with duration and yield curve management detracted from relative performance.

Performance from the underlying domestic equity portfolios was mixed for the period. Mid cap and small cap equities underperformed, while large cap equities was a positive contributor to relative performance. Within large cap, the Invesco Comstock Portfolio was a primary contributor and outperformed its benchmark by 8.4%. Key performance drivers were an overweight to Energy and an underweight to the Communication Services sectors, and positive selection within Health Care. The T. Rowe Price Large Cap Value Portfolio exceeded its benchmark by 2.6%. An underweight to Communication Services and positive security selection across the Financials, Consumer Staples, Consumer Discretionary, and Information Technology (“IT”) sectors benefited relative results. The T. Rowe Price Growth Portfolio, on the other hand, underperformed its benchmark by 11.3%. Leading relative detractors were weak security selection in the Consumer Discretionary, IT, and Communication Services sectors. An overweight to Communication Services and Consumer Discretionary, and an underweight to Consumer Staples, further detracted from results. In mid cap, the Morgan Stanley Discovery Portfolio underperformed its benchmark by 35.7%. The largest relative detractors were a result of weak security selection in the IT and Consumer Discretionary sectors and an overweight to Communication Services. The Frontier Mid Cap Growth Portfolio underperformed by 1.4% versus its benchmark. Negative security selection and an underweight to Energy were primary detractors over the period. Weak security selection in Financials and IT further

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

pressured results. Within small cap equities, the Invesco Small Cap Growth Portfolio lagged its benchmark by 8.7%. Selection in the Health Care, Industrials, and Materials sectors were primarily responsible for the relative underperformance. The Neuberger Berman Genesis Portfolio lost 4.7% versus its benchmark. Results were pressured by an underweight to the Energy sector and an overweight to the IT sector. The T. Rowe Price Small Cap Growth Portfolio outperformed its benchmark by 4.1%. Positive security selection drove results with Health Care, Industrials, IT, and Consumer Discretionary among the leading contributors.

The non-U.S. equity portfolios detracted from performance over the period. The Baillie Gifford International Stock Portfolio underperformed its benchmark by 12.6%. At the sector level, weak security selection in Industrials, Consumer Discretionary, and Health Care were leading detractors. The Brighthouse/Artisan International Portfolio underperformed by 3.1% relative to its benchmark. Results were pressured primarily from weak security selection in the Materials and Financials sectors. Regionally, selection in emerging markets was the largest detractor. The Harris Oakmark International Portfolio lagged its benchmark by 1.3%. Returns were negatively impacted by a lack of exposure to Energy, an overweight to Consumer Discretionary, and security selection in Financials. Within emerging market equities, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 5.5%. Negative security selection in the Energy and Consumer Discretionary sectors were the largest relative detractors over the period. At the country level, security selection in China and exposure to Russia were notable detractors.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	-17.71	4.79	7.79
Class B	-17.97	4.52	7.53
Dow Jones Moderately Aggressive Portfolio Index	-15.59	4.58	7.40

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	5.9
Harris Oakmark International Portfolio (Class A)	5.2
Invesco Comstock Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	5.1
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.6
Baillie Gifford International Stock Portfolio (Class A)	4.6
Loomis Sayles Growth Portfolio (Class A)	4.4
Brighthouse/Artisan International Portfolio (Class A)	4.1
Jennison Growth Portfolio (Class A)	4.0
BlackRock Bond Income Portfolio (Class A)	4.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	39.1
International Developed Market Equities	19.3
Investment Grade Fixed Income	13.0
U.S. Small Cap Equities	10.0
Global Equities	4.5
Emerging Market Equities	3.5
High Yield Fixed Income	3.0
International Fixed Income	2.6
Real Estate Equities	2.5
U.S. Mid Cap Equities	2.5

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.68%	$1,000.00	$1,024.10	$3.47
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B (a)	Actual	0.93%	$1,000.00	$1,022.30	$4.74
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	7,906,245	$60,878,089
Allspring Mid Cap Value Portfolio (Class A) (a)	6,875,975	82,786,743
Baillie Gifford International Stock Portfolio (Class A) (b)	41,014,308	366,667,917
BlackRock Bond Income Portfolio (Class A) (b)	3,555,258	319,902,101
BlackRock Capital Appreciation Portfolio (Class A) (b)	8,877,653	219,189,246
BlackRock High Yield Portfolio (Class A) (a)	5,877,403	40,377,760
Brighthouse Small Cap Value Portfolio (Class A) (a)	14,945,962	203,265,084
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	19,399,174	162,565,082
Brighthouse/Artisan International Portfolio (Class A) (a)	36,268,170	331,491,076
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	95,051	20,174,549
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	17,864,890	167,751,321
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	8,479,752	80,303,249
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	19,268,372	145,861,576
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	12,357,217	371,828,653
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	24,214,976	283,557,371
CBRE Global Real Estate Portfolio (Class A) (a)	20,757,060	199,267,779
Frontier Mid Cap Growth Portfolio (Class A) (b)	1,866,333	39,715,577
Harris Oakmark International Portfolio (Class A) (a)	36,787,074	413,118,840
Invesco Comstock Portfolio (Class A) (a)	29,244,299	412,052,170
Invesco Global Equity Portfolio (Class A) (a)	6,285,085	118,411,002
Invesco Small Cap Growth Portfolio (Class A) (a)	24,310,832	177,469,077
Jennison Growth Portfolio (Class A) (b)	34,609,064	323,594,745
JPMorgan Core Bond Portfolio (Class A) (a)	15,805,535	139,562,871
JPMorgan Small Cap Value Portfolio (Class A) (a)	10,855,463	119,952,862
Loomis Sayles Growth Portfolio (Class A) (a)	32,771,042	353,599,546

Affiliated Investment Companies—(Continued)
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	14,981,730	142,176,620
MFS Research International Portfolio (Class A) (a)	24,328,391	270,045,144
MFS Value Portfolio (Class A) (b)	31,821,854	474,463,843
Morgan Stanley Discovery Portfolio (Class A) (a)	3,915,624	15,858,278
Neuberger Berman Genesis Portfolio (Class A) (b)	1,140,946	19,977,964
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	12,734,397	119,448,646
PIMCO Total Return Portfolio (Class A) (a)	24,988,880	240,892,804
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	13,471,163	120,566,907
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	20,378,201	287,332,637
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	14,285,417	410,991,461
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	4,884,606	40,639,923
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	8,446,310	141,644,615
TCW Core Fixed Income Portfolio (Class A) (a)	25,389,225	220,378,476
VanEck Global Natural Resources Portfolio (Class A) (b)	18,768,373	238,546,020
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	11,218,683	120,376,464

Total Mutual Funds (Cost $9,294,081,489)		8,016,684,088

Total Investments—100.0% (Cost $9,294,081,489)		8,016,684,088
Other assets and liabilities (net)—0.0%		(2,293,716)

Net Assets—100.0%		$8,014,390,372

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$8,016,684,088	$—	$—	$8,016,684,088
Total Investments	$8,016,684,088	$—	$—	$8,016,684,088

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Affiliated investments at value (a)	$8,016,684,088
Receivable for:
Affiliated investments sold	1,240,437
Fund shares sold	126,793

Total Assets	8,018,051,318
Liabilities
Payables for:
Affiliated investments purchased	4,323
Fund shares redeemed	1,362,907
Accrued Expenses:
Management fees	378,730
Distribution and service fees	1,645,750
Deferred trustees’ fees	215,624
Other expenses	53,612

Total Liabilities	3,660,946

Net Assets	$8,014,390,372

Net Assets Consist of:
Paid in surplus	$8,166,637,176
Distributable earnings (Accumulated losses)	(152,246,804)

Net Assets	$8,014,390,372

Net Assets
Class A	$410,631,813
Class B	7,603,758,559
Capital Shares Outstanding*
Class A	38,713,777
Class B	721,547,497
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.61
Class B	10.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,294,081,489.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from affiliated investments	$148,505,876

Total investment income	148,505,876
Expenses
Management fees	4,807,464
Administration fees	30,250
Custodian and accounting fees	26,982
Distribution and service fees—Class B	21,063,053
Audit and tax services	32,944
Legal	45,081
Trustees’ fees and expenses	9,574
Miscellaneous	13,351

Total expenses	26,028,699

Net Investment Income	122,477,177

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(8,751,443)
Capital gain distributions from affiliated investments	1,084,016,767

Net realized gain (loss)	1,075,265,324

Net change in unrealized depreciation on affiliated investments	(3,101,268,321)

Net realized and unrealized gain (loss)	(2,026,002,997)

Net Increase (Decrease) in Net Assets From Operations	$(1,903,525,820)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$122,477,177	$92,422,415
Net realized gain (loss)	1,075,265,324	915,395,363
Net change in unrealized appreciation (depreciation)	(3,101,268,321)	492,941,716

Increase (decrease) in net assets from operations	(1,903,525,820)	1,500,759,494

From Distributions to Shareholders
Class A	(50,275,861)	(43,018,270)
Class B	(943,317,777)	(852,332,965)

Total distributions	(993,593,638)	(895,351,235)

Increase (decrease) in net assets from capital share transactions	54,355,090	(437,290,010)

Total increase (decrease) in net assets	(2,842,764,368)	168,118,249

Net Assets
Beginning of period	10,857,154,740	10,689,036,491

End of period	$8,014,390,372	$10,857,154,740

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	876,857	$10,286,189	833,273	$12,115,343
Reinvestments	4,811,087	50,275,861	3,048,779	43,018,270
Redemptions	(2,553,348)	(29,925,719)	(3,166,472)	(46,021,854)

Net increase (decrease)	3,134,596	$30,636,331	715,580	$9,111,759

Class B
Sales	4,989,874	$57,789,390	17,171,640	$252,659,073
Reinvestments	90,703,632	943,317,777	60,707,476	852,332,965
Redemptions	(83,177,128)	(977,388,408)	(106,994,285)	(1,551,393,807)

Net increase (decrease)	12,516,378	$23,718,759	(29,115,169)	$(446,401,769)

Increase (decrease) derived from capital shares transactions		$54,355,090		$(437,290,010)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.67	$13.91	$13.48	$12.36	$14.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.16	0.25	0.24	0.21
Net realized and unrealized gain (loss)	(2.81)	1.86	1.68	2.57	(1.25)

Total income (loss) from investment operations	(2.62)	2.02	1.93	2.81	(1.04)

Less Distributions
Distributions from net investment income	(0.26)	(0.28)	(0.27)	(0.28)	(0.22)
Distributions from net realized capital gains	(1.18)	(0.98)	(1.23)	(1.41)	(0.63)

Total distributions	(1.44)	(1.26)	(1.50)	(1.69)	(0.85)

Net Asset Value, End of Period	$10.61	$14.67	$13.91	$13.48	$12.36

Total Return (%) (b)	(17.71)	14.87	17.01	24.04	(7.91)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (d)	1.62	1.08	2.01	1.82	1.50
Portfolio turnover rate (%)	14	10	12	13	11
Net assets, end of period (in millions)	$410.6	$522.1	$484.8	$439.2	$378.2

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.58	$13.82	$13.41	$12.30	$14.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.12	0.22	0.21	0.17
Net realized and unrealized gain (loss)	(2.80)	1.87	1.66	2.55	(1.23)

Total income (loss) from investment operations	(2.64)	1.99	1.88	2.76	(1.06)

Less Distributions
Distributions from net investment income	(0.22)	(0.25)	(0.24)	(0.24)	(0.19)
Distributions from net realized capital gains	(1.18)	(0.98)	(1.23)	(1.41)	(0.63)

Total distributions	(1.40)	(1.23)	(1.47)	(1.65)	(0.82)

Net Asset Value, End of Period	$10.54	$14.58	$13.82	$13.41	$12.30

Total Return (%) (b)	(17.97)	14.71	16.59	23.73	(8.11)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	1.37	0.83	1.76	1.58	1.26
Portfolio turnover rate (%)	14	10	12	13	11
Net assets, end of period (in millions)	$7,603.8	$10,335.0	$10,204.2	$9,862.7	$9,018.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,557,304,157	$0	$1,290,720,064

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$4,807,464	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
AB International Bond Portfolio (Class A)	$107,444,706	$8,072,660	$(31,285,080)	$(3,353,728)	$(20,000,469)	$60,878,089
Allspring Mid Cap Value Portfolio (Class A)	112,306,043	17,267,324	(23,998,717)	1,367,992	(24,155,899)	82,786,743
Baillie Gifford International Stock Portfolio (Class A)	456,927,022	87,881,762	(8,773,223)	553,297	(169,920,941)	366,667,917
BlackRock Bond Income Portfolio (Class A)	349,812,039	48,740,459	(18,562,620)	(1,895,883)	(58,191,894)	319,902,101
BlackRock Capital Appreciation Portfolio (Class A)	328,428,116	85,575,178	(69,390)	(17,512)	(194,727,146)	219,189,246
BlackRock High Yield Portfolio (Class A)	54,498,054	2,371,967	(8,733,599)	(1,255,807)	(6,502,855)	40,377,760
Brighthouse Small Cap Value Portfolio (Class A)	278,374,297	40,994,839	(41,548,850)	6,444,010	(80,999,212)	203,265,084
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	198,185,625	43,278,369	(990,598)	(112,744)	(77,795,570)	162,565,082
Brighthouse/Artisan International Portfolio (Class A)	440,713,529	64,590,393	(25,993,204)	(285,804)	(147,533,838)	331,491,076
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	27,869,935	3,506,615	(4,465,363)	194,389	(6,931,027)	20,174,549
Brighthouse/Dimensional International Small Company Portfolio (Class A)	217,810,821	24,149,376	(12,457,645)	(4,738,058)	(57,013,173)	167,751,321
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	108,199,929	3,342,215	(26,380,550)	(2,930,982)	(1,927,363)	80,303,249
Brighthouse/Templeton International Bond Portfolio (Class A)	269,372,002	10,850	(113,705,834)	(60,266,112)	50,450,670	145,861,576
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	505,665,394	80,260,775	(106,671,586)	17,139,742	(124,565,672)	371,828,653
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	388,927,919	70,372,577	(33,970,136)	724,864	(142,497,853)	283,557,371
CBRE Global Real Estate Portfolio (Class A)	282,538,102	32,690,325	(18,534,198)	2,441,439	(99,867,889)	199,267,779
Frontier Mid Cap Growth Portfolio (Class A)	53,871,338	14,216,647	(583,110)	(281,281)	(27,508,017)	39,715,577
Harris Oakmark International Portfolio (Class A)	521,880,019	34,689,873	(30,170,099)	(9,005,360)	(104,275,593)	413,118,840
Invesco Comstock Portfolio (Class A)	557,469,226	73,766,060	(149,494,285)	17,758,613	(87,447,444)	412,052,170
Invesco Global Equity Portfolio (Class A)	162,354,798	26,607,429	(124,003)	14,282	(70,441,504)	118,411,002
Invesco Small Cap Growth Portfolio (Class A)	235,246,112	88,680,672	(1,133,411)	(764,123)	(144,560,173)	177,469,077
Jennison Growth Portfolio (Class A)	481,262,904	126,294,426	(228,848)	(45,511)	(283,688,226)	323,594,745
JPMorgan Core Bond Portfolio (Class A)	107,369,456	59,828,842	(8,558,064)	(773,585)	(18,303,778)	139,562,871
JPMorgan Small Cap Value Portfolio (Class A)	165,550,313	47,210,818	(25,080,306)	(4,764,943)	(62,963,020)	119,952,862
Loomis Sayles Growth Portfolio (Class A)	493,055,261	34,455,374	(2,716,104)	315,314	(171,510,299)	353,599,546
Loomis Sayles Small Cap Growth Portfolio (Class A)	190,759,081	41,368,744	(11,627,754)	(5,499,708)	(72,823,743)	142,176,620
MFS Research International Portfolio (Class A)	358,293,299	26,087,074	(26,939,137)	5,990,825	(93,386,917)	270,045,144
MFS Value Portfolio (Class A)	641,261,034	85,064,883	(126,320,968)	(2,294,330)	(123,246,776)	474,463,843
Morgan Stanley Discovery Portfolio (Class A)	22,914,057	20,462,843	(766,645)	(1,438,138)	(25,313,839)	15,858,278
Neuberger Berman Genesis Portfolio (Class A)	27,839,802	3,941,701	(2,608,372)	299,504	(9,494,671)	19,977,964
PIMCO Inflation Protected Bond Portfolio (Class A)	163,797,066	8,727,003	(26,916,802)	(651,487)	(25,507,134)	119,448,646
PIMCO Total Return Portfolio (Class A)	322,753,095	8,660,457	(37,388,598)	(8,116,386)	(45,015,764)	240,892,804
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	152,205,245	3,409,776	(1,209,402)	6,492	(33,845,204)	120,566,907
T. Rowe Price Large Cap Growth Portfolio (Class A)	432,187,039	108,011,904	(257,799)	(44,680)	(252,563,827)	287,332,637
T. Rowe Price Large Cap Value Portfolio (Class A)	556,372,240	64,574,067	(120,216,512)	6,763,949	(96,502,283)	410,991,461
T. Rowe Price Mid Cap Growth Portfolio (Class A)	55,315,615	7,564,703	(2,409,833)	(734,228)	(19,096,334)	40,639,923
T. Rowe Price Small Cap Growth Portfolio (Class A)	192,711,454	31,401,897	(10,793,288)	(2,330,982)	(69,344,466)	141,644,615
TCW Core Fixed Income Portfolio (Class A)	295,403,992	3,907,004	(35,034,109)	(2,873,666)	(41,024,745)	220,378,476
VanEck Global Natural Resources Portfolio (Class A)	326,303,922	17,196,514	(129,454,279)	51,782,978	(27,283,115)	238,546,020
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	216,869,858	8,069,762	(64,547,743)	(6,074,095)	(33,941,318)	120,376,464

	$10,860,119,759	$1,557,304,157	$(1,290,720,064)	$(8,751,443)	$(3,101,268,321)	$8,016,684,088

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
AB International Bond Portfolio (Class A)	$622,923	$7,445,757	7,906,245
Allspring Mid Cap Value Portfolio (Class A)	16,650,634	616,690	6,875,975
Baillie Gifford International Stock Portfolio (Class A)	34,090,981	4,382,613	41,014,308
BlackRock Bond Income Portfolio (Class A)	407,204	9,942,856	3,555,258
BlackRock Capital Appreciation Portfolio (Class A)	68,837,533	—	8,877,653
BlackRock High Yield Portfolio (Class A)	—	2,371,275	5,877,403
Brighthouse Small Cap Value Portfolio (Class A)	38,952,299	2,042,541	14,945,962
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	25,092,694	1,788,819	19,399,174
Brighthouse/Artisan International Portfolio (Class A)	60,949,678	3,527,037	36,268,170
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,288,901	217,714	95,051
Brighthouse/Dimensional International Small Company Portfolio (Class A)	19,405,862	4,731,971	17,864,890
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	3,332,739	8,479,752
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	19,268,372
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	74,229,298	6,031,477	12,357,217
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	68,044,433	2,328,145	24,214,976
CBRE Global Real Estate Portfolio (Class A)	21,135,202	9,714,098	20,757,060
Frontier Mid Cap Growth Portfolio (Class A)	12,456,092	—	1,866,333
Harris Oakmark International Portfolio (Class A)	23,314,877	10,559,653	36,787,074
Invesco Comstock Portfolio (Class A)	64,119,306	9,646,754	29,244,299
Invesco Global Equity Portfolio (Class A)	18,526,686	—	6,285,085
Invesco Small Cap Growth Portfolio (Class A)	58,612,170	—	24,310,832
Jennison Growth Portfolio (Class A)	89,616,291	—	34,609,064
JPMorgan Core Bond Portfolio (Class A)	—	4,109,057	15,805,535
JPMorgan Small Cap Value Portfolio (Class A)	45,605,313	1,605,392	10,855,463
Loomis Sayles Growth Portfolio (Class A)	34,316,281	—	32,771,042
Loomis Sayles Small Cap Growth Portfolio (Class A)	34,214,206	—	14,981,730
MFS Research International Portfolio (Class A)	19,964,688	6,114,039	24,328,391
MFS Value Portfolio (Class A)	75,916,167	9,148,716	31,821,854
Morgan Stanley Discovery Portfolio (Class A)	8,460,725	—	3,915,624
Neuberger Berman Genesis Portfolio (Class A)	3,940,455	—	1,140,946
PIMCO Inflation Protected Bond Portfolio (Class A)	—	8,709,154	12,734,397
PIMCO Total Return Portfolio (Class A)	—	8,628,482	24,988,880
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	3,322,356	13,471,163
T. Rowe Price Large Cap Growth Portfolio (Class A)	70,809,894	—	20,378,201
T. Rowe Price Large Cap Value Portfolio (Class A)	56,130,182	8,443,885	14,285,417
T. Rowe Price Mid Cap Growth Portfolio (Class A)	7,556,053	—	4,884,606
T. Rowe Price Small Cap Growth Portfolio (Class A)	28,749,739	339,678	8,446,310
TCW Core Fixed Income Portfolio (Class A)	—	3,884,443	25,389,225
VanEck Global Natural Resources Portfolio (Class A)	—	7,462,370	18,768,373
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	8,058,165	11,218,683

	$1,084,016,767	$148,505,876

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$9,368,656,168

Gross unrealized appreciation	117,586,808
Gross unrealized (depreciation)	(1,469,558,888)

Net unrealized appreciation (depreciation)	$(1,351,972,080)

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$159,297,210	$184,202,720	$834,296,428	$711,148,515	$993,593,638	$895,351,235

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$247,863,977	$952,076,924	$(1,351,972,080)	$—	$(152,031,179)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 80 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 80 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 80 Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data,

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 80 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed the Brighthouse AA 80 Narrow Index for the one-, three-, and five-year periods ended October 31, 2022. The Board also took into account that the Portfolio underperformed its benchmark, the Dow Jones Moderately Aggressive Portfolio Index, for the one-year period ended October 31, 2022 and outperformed the same benchmark for the three- and five-year periods ended October 31, 2022.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned -12.62%, -12.84%, and -12.75%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned -12.03%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks had their worst calendar year since 2008. The highest inflation in four decades drove interest rates markedly higher and led to aggressive monetary tightening by the Federal Reserve (the “Fed”) and other central banks. In addition to ongoing supply chain disruptions, the war in Europe contributed to higher energy and food costs, and the persistence of China’s zero-COVID policy only worsened supply issues. Weakness was broad based across most sectors. The exceptions were Energy, which advanced on higher oil and gas prices, and the Utilities and Consumer Staples sectors, which benefited from a flight to safety. The weakest performers were Communication Services, Information Technology (“IT”) and Real Estate.

While a bear market in stocks garnered headlines, the biggest story of 2022 was undoubtedly the bond market and its reverberations across other asset classes, from equities to real estate. Belying its standing as a safer, less volatile asset class, fixed income suffered a historic drawdown. The Bloomberg U.S. Aggregate Bond Index, a total bond market index that tracks both government debt and investment grade corporate bonds, lost 13%, marking its worst year ever dating back to 1976. Similarly, the 10-year U.S. Treasury declined more than 10%, its biggest decline since 1926, while the 30-year U.S. Treasury fell 39%—the most on record going back to the 1700s! Consequently, there were few diversification benefits to be had in the classic 60/40 diversified stock/bond portfolio, which turned in its third-worst year since the 1930s.

Continuing the performance pattern from 2021, value stocks meaningfully outperformed growth stocks as the increase in cost of capital driven by rising interest rates pressured more richly valued, longer-duration assets. The Russell Midcap Value Index returned -12.03%, outperforming by nearly 15 percentage points the Russell Midcap Growth Index’s -26.72% decline. Value has gained substantial ground on growth since the start of 2021; however, due to growth outperforming value for much of the past decade, growth still leads over 5 and 10 years.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio slightly trailed the Russell Midcap Value Index as strong stock picking was offset by negative sector allocation impacts. Our heavier exposure to the Communication Services sector and lighter weighting in Energy were meaningful performance headwinds. Stock picking was particularly strong in the Information Technology, Financials and Consumer discretionary sectors.

At the individual stock level, our biggest detractors were Expedia Group, IAC, and Dentsply Sirona.

Expedia, an asset-light online travel agency, and other travel and leisure stocks were broadly weak following strong gains in 2021 when economic reopening plays were most in favor. While it’s helpful to put recent declines in context given prior gains, we can’t help but be surprised by the magnitude of the declines considering the strong ongoing recovery in travel demand. Moreover, this demand has held up even in the face of higher prices from airfare rates. Expedia’s results corroborated the wider rebound seen in travel demand, but there are some concerns about incremental margins, European exposure and market share inroads by rival Booking.com. We find Expedia’s business model highly attractive. As one of only two globally scaled online travel agencies, it has a wide economic moat. This scale advantage remains key to our investment case as leisure travel is expected to normalize in the years to come.

IAC, a media and Internet company, is a diversified collection of eclectic businesses that includes a large controlling stake in public company ANGI, ownership of digital and print publisher Dotdash Meredith and a 16.5% stake in public company MGM Resorts. A challenging advertising environment and the transition of Dotdash Meredith’s print business to digital have contributed to growth slowing, while ANGI’s results have been disappointing, which prompted IAC to part ways with its CEO. Additionally, compression in valuations due to rising interest rates has especially impacted stocks of those companies, like IAC, with nascent assets that previously received greater credit for future growth. These factors have contributed to its depressed valuation, which looks particularly cheap on a sum-of-the-parts analysis. The company has significant excess cash; a history of putting capital to good use through mergers and acquisitions; and a long successful track record of growing controlled businesses. We added to our position in IAC in the fourth quarter, taking advantage of cheaper prices.

Dentsply Sirona is a global dental products manufacturer and distributor. In April, the prior management was fired by the Board. This came as a surprise. Then in May, it was disclosed that the company was conducting an internal investigation regarding inappropriate use of distributor incentives used to hit executive compensation targets in the third and fourth quarters of 2021. The investigation, which was completed by early November, found financial misstatements for the 2021 fiscal year, resulting in overstated net sales. We were pleased the Board acted quickly and effectively, and we have confidence in new management. The stock lost significant value through the course of these events before bottoming when the investigation’s findings were announced. Shares then rallied in the final two months of 2022. The restatements were ultimately quite small relative to the impact on the stock in the markets. While the accounting issues damaged investors’ trust, the underlying business has remained relatively steady. We remain attracted to the company’s steady, highly recurring, market-leading consumables business, consistent free cash flow generation and its undemanding valuation.

The Portfolio’s top three contributors were NOV, Arch Capital Group and H&R Block.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

NOV, a global energy services company, sells equipment and components used in oil and gas drilling and production operations. When we purchased NOV in the third quarter of 2021, it was our first foray into the Energy sector in more than a year. At the time, the business was dealing with the overhang of excess equipment in the onshore business and still absorbing aftereffects of the last offshore rig-building cycle that left the industry oversupplied. However, the cycle appears to be turning in NOV’s favor as capex budgets are now rising and later cycle offshore drilling markets are showing signs of stabilization. NOV’s valuation remains undemanding in our view, and we believe margins still have much further to rise as the business recovers and cost savings opportunities are realized.

Arch Capital Group, a global reinsurer, was our top contributor in the fourth quarter. In October, shares shot higher on news that the stock was being added to the S&P 500 Index; however, there are fundamental factors also at play. Though catastrophe losses have been larger than expected, due partly to Hurricane Ian, we believe the reinsurance markets are in an upswing in terms of pricing and premium growth, while rising interest rates are boosting net interest income.

Tax preparation company H&R Block benefited from increased tax filing complexity given the influences of increased retail trading in stocks and cryptocurrency and one-time child tax credits in the 2021 tax year. A mix shift toward more complex tax filings led to share gains in the higher value-add assisted tax preparation category. In an inflationary environment and amid concerns of economic slowing due to tightening financial conditions, investors naturally value H&R Block’s pricing power, steady growth characteristics, strong free cash flow and robust return of capital.

At period end, the Portfolio maintained above-benchmark positions in the Communications Services, Consumer Discretionary and Consumer Staples sectors. Our largest sector underweights were Utilities, Real Estate and Materials.

Daniel L. Kane

Thomas Reynolds

Craig Inman

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	-12.62	4.82	8.29
Class B	-12.84	4.56	8.02
Class E	-12.75	4.66	8.13
Russell Midcap Value Index	-12.03	5.72	10.11

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Analog Devices, Inc.	3.9
Globe Life, Inc.	3.5
Arch Capital Group, Ltd.	3.4
U-Haul Holding Co.	3.1
NOV, Inc.	3.1
OGE Energy Corp.	2.8
Lamar Advertising Co.- Class A	2.7
nVent Electric plc	2.4
Marriott International, Inc. - Class A	2.4
First Citizens BancShares, Inc. - Class A	2.4

Top Sectors

% of Net Assets
Financials	20.6
Communication Services	14.2
Consumer Discretionary	14.2
Industrials	13.1
Information Technology	9.6
Health Care	6.0
Consumer Staples	5.7
Real Estate	5.2
Energy	3.1
Utilities	2.8

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.76%	$1,000.00	$1,027.90	$3.88
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class B (a)	Actual	1.01%	$1,000.00	$1,026.60	$5.16
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

Class E (a)	Actual	0.91%	$1,000.00	$1,027.10	$4.65
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
CAE, Inc. (a) (b)	679,930	$13,149,846

Air Freight & Logistics—1.9%
Expeditors International of Washington, Inc. (b)	140,833	14,635,365

Auto Components—4.0%
BorgWarner, Inc.	368,703	14,840,296
Gentex Corp. (b)	554,699	15,126,641

		29,966,937

Banks—5.5%
First Citizens BancShares, Inc. - Class A (b)	23,467	17,796,434
M&T Bank Corp.	85,731	12,436,139
Washington Federal, Inc. (b)	333,564	11,191,072

		41,423,645

Capital Markets—4.8%
Carlyle Group, Inc. (The)	324,451	9,681,618
Moelis & Co. - Class A (b)	339,031	13,008,620
Northern Trust Corp. (b)	155,329	13,745,063

		36,435,301

Chemicals—2.6%
Celanese Corp.	94,689	9,681,004
Corteva, Inc.	172,413	10,134,436

		19,815,440

Consumer Finance—2.2%
Synchrony Financial	515,007	16,923,130

Diversified Consumer Services—1.5%
H&R Block, Inc. (b)	301,683	11,014,446

Electric Utilities—2.8%
OGE Energy Corp. (b)	536,582	21,221,818

Electrical Equipment—2.4%
nVent Electric plc	479,396	18,442,364

Electronic Equipment, Instruments & Components—2.2%
Vontier Corp. (b)	853,291	16,494,115

Energy Equipment & Services—3.1%
NOV, Inc. (b)	1,118,580	23,367,136

Entertainment—3.4%
Electronic Arts, Inc. (b)	114,280	13,962,730
Warner Bros Discovery, Inc. (a) (b)	1,195,778	11,335,976

		25,298,706

Equity Real Estate Investment Trusts—3.9%
Lamar Advertising Co. - Class A	216,329	20,421,458
Public Storage	30,885	8,653,668

		29,075,126

Food & Staples Retailing—3.7%
Kroger Co. (The)	347,680	15,499,575
Sysco Corp. (b)	161,876	12,375,420

		27,874,995

Food Products—2.0%
Tyson Foods, Inc. - Class A	239,829	14,929,355

Health Care Equipment & Supplies—2.2%
Dentsply Sirona, Inc.	520,589	16,575,554

Health Care Providers & Services—3.9%
AmerisourceBergen Corp. (b)	69,520	11,520,159
Centene Corp. (a)	214,745	17,611,238

		29,131,397

Hotels, Restaurants & Leisure—6.5%
Expedia Group, Inc. (a)	173,748	15,220,325
Marriott International, Inc. - Class A	121,663	18,114,404
Vail Resorts, Inc. (b)	66,349	15,814,284

		49,149,013

Insurance—8.1%
Arch Capital Group, Ltd. (a)	405,826	25,477,756
Globe Life, Inc.	218,706	26,365,009
Progressive Corp. (The)	73,507	9,534,593

		61,377,358

Interactive Media & Services—1.7%
IAC, Inc. (a) (b)	293,927	13,050,359

Machinery—1.8%
Otis Worldwide Corp.	173,707	13,602,995

Media—9.1%
Cable One, Inc. (b)	24,975	17,778,703
Liberty Broadband Corp. - Class C (a) (b)	48,650	3,710,536
Liberty Media Corp. - Class A (a) (b)	180,420	7,092,310
Liberty Media Corp. - Class C (a)	179,340	7,017,574
News Corp. - Class A	897,038	16,326,092
Omnicom Group, Inc.	207,102	16,893,310

		68,818,525

Real Estate Management & Development—1.3%
Jones Lang LaSalle, Inc. (a)	62,925	10,028,357

Road & Rail—3.5%
U-Haul Holding Co. (Non-Voting Shares) (b)	425,952	23,418,841
U-Haul Holding Co. (b)	48,928	2,944,976

		26,363,817

Semiconductors & Semiconductor Equipment—3.9%
Analog Devices, Inc.	180,523	29,611,188

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—2.1%
Check Point Software Technologies, Ltd. (a)	125,641	$15,850,869

Specialty Retail—2.2%
AutoNation, Inc. (a) (b)	157,884	16,940,953

Technology Hardware, Storage & Peripherals—1.4%
NetApp, Inc.	173,388	10,413,683

Trading Companies & Distributors—1.7%
Air Lease Corp.	332,063	12,757,860

Total Common Stocks (Cost $559,030,567)		733,739,653

Short-Term Investment—3.0%

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $22,473,869; collateralized by U.S. Treasury Note at 2.000%, maturing 04/30/24, with a market value of $22,918,816.	22,469,375	22,469,375

Total Short-Term Investments (Cost $22,469,375)		22,469,375

Securities Lending Reinvestments (c)—16.5%

Certificates of Deposit—3.8%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (d)	1,000,000	1,001,351
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (d)	3,000,000	3,000,000
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (d)	1,000,000	1,000,018
4.810%, SOFR + 0.510%, 03/15/23 (d)	2,000,000	2,000,841
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (d)	1,000,000	1,000,066
4.800%, SOFR + 0.500%, 03/03/23 (d)	3,000,000	3,001,148
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (d)	2,000,000	2,000,142
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (d)	2,000,000	2,000,000
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (d)	2,000,000	2,000,600
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (d)	2,000,000	2,000,789
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (d)	1,000,000	999,984
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (d)	1,000,000	1,001,518
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (d)	2,000,000	2,000,220
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (d)	2,000,000	2,000,656
4.850%, SOFR + 0.550%, 03/07/23 (d)	2,000,000	2,000,556

Certificates of Deposit—(Continued)
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (d)	2,000,000	$1,999,780

		29,007,669

Repurchase Agreements—9.0%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $21,378,485; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $21,795,883.	21,368,513	21,368,513
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $4,017,967; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $4,080,000.	4,000,000	4,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $2,050,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $5,002,361; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $5,102,408.	5,000,000	5,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $1,000,480; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% -4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $1,023,869.	1,000,000	1,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $10,008,400; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $10,223,782.	10,000,000	10,000,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $2,001,731; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $2,177,657.	2,000,000	2,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $1,004,521; collateralized by various Common Stock with an aggregate market value of $1,111,255.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,200,567; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $1,226,168.	1,200,000	$1,200,000
Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $5,002,367; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $5,100,001.	5,000,000	5,000,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $1,900,927; collateralized by various Common Stock with an aggregate market value of $2,114,409.	1,900,000	1,900,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $4,302,107; collateralized by various Common Stock with an aggregate market value of $4,785,726.	4,300,000	4,300,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $2,301,977; collateralized by various Common Stock with an aggregate market value of $2,560,341.	2,300,000	2,300,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $7,003,422; collateralized by various Common Stock with an aggregate market value of $7,776,254.	7,000,000	7,000,000

		68,068,513

Time Deposit—0.7%
Australia & New Zealand Banking Group, Ltd. 4.300%, 01/03/23	5,000,000	5,000,000

Mutual Funds—3.0%
Allspring Government Money Market Fund, Select Class 4.090% (e)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (e)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (e)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (e)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.120% (e)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (e)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (e)	2,000,000	2,000,000

		23,000,000

Total Securities Lending Reinvestments (Cost $125,068,513)		125,076,182

Total Investments—116.6% (Cost $706,568,455)		881,285,210
Other assets and liabilities (net)—(16.6)%		(125,564,197)

Net Assets—100.0%		$755,721,013

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $128,896,318 and the collateral received consisted of cash in the amount of $125,068,513 and non-cash collateral with a value of $7,276,864. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$733,739,653	$—	$—	$733,739,653
Total Short-Term Investment*	—	22,469,375	—	22,469,375
Securities Lending Reinvestments
Certificates of Deposit	—	29,007,669	—	29,007,669
Repurchase Agreements	—	68,068,513	—	68,068,513
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	23,000,000	—	—	23,000,000
Total Securities Lending Reinvestments	23,000,000	102,076,182	—	125,076,182
Total Investments	$756,739,653	$124,545,557	$—	$881,285,210

Collateral for Securities Loaned (Liability)	$—	$(125,068,513)	$—	$(125,068,513)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$881,285,210
Receivable for:
Fund shares sold	10,319
Dividends and interest	623,759
Prepaid expenses	3,149

Total Assets	881,922,437
Liabilities
Collateral for securities loaned	125,068,513
Payables for:
Fund shares redeemed	320,300
Accrued Expenses:
Management fees	474,910
Distribution and service fees	62,671
Deferred trustees’ fees	152,353
Other expenses	122,677

Total Liabilities	126,201,424

Net Assets	$755,721,013

Net Assets Consist of:
Paid in surplus	$476,607,215
Distributable earnings (Accumulated losses)	279,113,798

Net Assets	$755,721,013

Net Assets
Class A	$448,159,992
Class B	257,807,159
Class E	49,753,862
Capital Shares Outstanding*
Class A	2,111,432
Class B	1,279,928
Class E	240,666
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$212.25
Class B	201.42
Class E	206.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $706,568,455.
(b)	Includes securities loaned at value of $128,896,318.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends	$13,802,321
Interest	113,204
Securities lending income	151,389

Total investment income	14,066,914
Expenses
Management fees	6,925,430
Administration fees	45,203
Custodian and accounting fees	48,731
Distribution and service fees—Class B	721,964
Distribution and service fees—Class E	83,447
Audit and tax services	46,352
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	73,311
Insurance	7,324
Miscellaneous	13,281

Total expenses	8,019,697
Less management fee waiver	(829,027)

Net expenses	7,190,670

Net Investment Income	6,876,244

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	99,659,665
Net change in unrealized depreciation on investments	(225,784,953)

Net realized and unrealized gain (loss)	(126,125,288)

Net Increase (Decrease) in Net Assets From Operations	$(119,249,044)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,876,244	$7,851,617
Net realized gain (loss)	99,659,665	123,948,973
Net change in unrealized appreciation (depreciation)	(225,784,953)	104,519,894

Increase (decrease) in net assets from operations	(119,249,044)	236,320,484

From Distributions to Shareholders
Class A	(77,121,043)	(17,526,029)
Class B	(45,576,841)	(10,090,097)
Class E	(8,681,396)	(2,047,136)

Total distributions	(131,379,280)	(29,663,262)

Increase (decrease) in net assets from capital share transactions	10,876,023	(158,607,501)

Total increase (decrease) in net assets	(239,752,301)	48,049,721

Net Assets
Beginning of period	995,473,314	947,423,593

End of period	$755,721,013	$995,473,314

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	25,791	$6,409,072	56,604	$15,623,550
Reinvestments	370,098	77,121,043	63,643	17,526,029
Redemptions	(312,371)	(77,879,258)	(481,970)	(130,769,898)

Net increase (decrease)	83,518	$5,650,857	(361,723)	$(97,620,319)

Class B
Sales	40,367	$9,529,397	61,681	$16,181,538
Reinvestments	230,163	45,576,841	38,255	10,090,097
Redemptions	(214,871)	(50,620,534)	(285,477)	(74,544,418)

Net increase (decrease)	55,659	$4,485,704	(185,541)	$(48,272,783)

Class E
Sales	1,437	$331,304	5,889	$1,577,003
Reinvestments	42,738	8,681,396	7,597	2,047,136
Redemptions	(34,537)	(8,273,238)	(60,940)	(16,338,538)

Net increase (decrease)	9,638	$739,462	(47,454)	$(12,714,399)

Increase (decrease) derived from capital shares transactions		$10,876,023		$(158,607,501)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$290.67	$236.08	$229.44	$211.86	$259.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.19	2.42	2.44	2.34	1.75
Net realized and unrealized gain (loss)	(39.64)	60.63	10.26	45.48	(33.63)

Total income (loss) from investment operations	(37.45)	63.05	12.70	47.82	(31.88)

Less Distributions
Distributions from net investment income	(2.54)	(2.58)	(1.90)	(1.85)	(1.62)
Distributions from net realized capital gains	(38.43)	(5.88)	(4.16)	(28.39)	(13.71)

Total distributions	(40.97)	(8.46)	(6.06)	(30.24)	(15.33)

Net Asset Value, End of Period	$212.25	$290.67	$236.08	$229.44	$211.86

Total Return (%) (b)	(12.62)	26.91	6.25	23.75	(13.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.87	0.86	0.85
Net ratio of expenses to average net assets (%) (c)	0.76	0.77	0.78	0.81	0.81
Ratio of net investment income (loss) to average net assets (%)	0.91	0.88	1.25	1.03	0.70
Portfolio turnover rate (%)	20	12	44	15	23
Net assets, end of period (in millions)	$448.2	$589.4	$564.1	$546.9	$476.3

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$278.02	$226.22	$220.07	$204.18	$250.17

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.51	1.65	1.88	1.70	1.09
Net realized and unrealized gain (loss)	(37.89)	58.07	9.79	43.77	(32.43)

Total income (loss) from investment operations	(36.38)	59.72	11.67	45.47	(31.34)

Less Distributions
Distributions from net investment income	(1.79)	(2.04)	(1.36)	(1.19)	(0.94)
Distributions from net realized capital gains	(38.43)	(5.88)	(4.16)	(28.39)	(13.71)

Total distributions	(40.22)	(7.92)	(5.52)	(29.58)	(14.65)

Net Asset Value, End of Period	$201.42	$278.02	$226.22	$220.07	$204.18

Total Return (%) (b)	(12.84)	26.59	5.98	23.44	(13.42)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.12	1.11	1.10
Net ratio of expenses to average net assets (%) (c)	1.01	1.02	1.03	1.06	1.06
Ratio of net investment income (loss) to average net assets (%)	0.66	0.63	1.00	0.78	0.45
Portfolio turnover rate (%)	20	12	44	15	23
Net assets, end of period (in millions)	$257.8	$340.4	$318.9	$323.0	$293.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$284.18	$231.04	$224.61	$207.89	$254.48

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.79	1.95	2.12	1.95	1.36
Net realized and unrealized gain (loss)	(38.74)	59.32	10.02	44.61	(33.02)

Total income (loss) from investment operations	(36.95)	61.27	12.14	46.56	(31.66)

Less Distributions
Distributions from net investment income	(2.07)	(2.25)	(1.55)	(1.45)	(1.22)
Distributions from net realized capital gains	(38.43)	(5.88)	(4.16)	(28.39)	(13.71)

Total distributions	(40.50)	(8.13)	(5.71)	(29.84)	(14.93)

Net Asset Value, End of Period	$206.73	$284.18	$231.04	$224.61	$207.89

Total Return (%) (b)	(12.75)	26.71	6.09	23.56	(13.33)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00	1.02	1.01	1.00
Net ratio of expenses to average net assets (%) (c)	0.91	0.92	0.93	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	0.76	0.73	1.10	0.88	0.55
Portfolio turnover rate (%)	20	12	44	15	23
Net assets, end of period (in millions)	$49.8	$65.7	$64.3	$65.8	$61.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $22,469,375. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $68,068,513. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$162,806,297	$0	$270,414,000

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$6,925,430	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.090%	First $500 million
0.110%	$500 million to $1 billion
0.130%	Over of $1 billion

An identical agreement was in place for the period from January 1, 2022 through April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$708,386,057

Gross unrealized appreciation	208,339,822
Gross unrealized (depreciation)	(35,440,669)

Net unrealized appreciation (depreciation)	$172,899,153

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$14,116,238	$8,512,220	$117,263,042	$21,151,042	$131,379,280	$29,663,262

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,363,906	$100,003,090	$172,899,155	$—	$279,266,151

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Artisan Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan Mid Cap Value Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse/Artisan Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one- and three-year periods ended October 31, 2022 and underperformed its benchmark for the five-year period ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the total expenses (exclusive of 12b-1 fees) were below the Expense Group median and equal to the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned -17.47% and -17.70%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index¹, returned -20.59%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had negative performance for the one-year period ended December 31, 2022, but outperformed both U.S. and emerging markets. The MSCI World ex-USA Investable Market Index (net dividends) returned -15.3%, as compared to -19.2% for the Russell 3000 Index and -19.8% for the MSCI Emerging Markets Investable Market Index (net dividends).

Most developed ex-U.S. market currencies, particularly the Swedish krona and Japanese yen, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of the developed ex-U.S. market.

Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap Index, net dividends) underperformed large caps (MSCI World ex-U.S. Index, net dividends) by 6.3%. Mid-caps (MSCI World ex-U.S. Mid Cap Index, net dividends), a subset of the MSCI World ex-U.S. Index universe, outperformed small caps by 0.7% and underperformed large caps by 5.6%.

Along the relative price dimension, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) outperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 17.0%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) outperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 13.0%.

Along the profitability dimension, stocks with higher profitability underperformed stocks with lower profitability within large caps and outperformed within small caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark during the reporting period. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative prices contributed positively to relative performance. The Portfolio’s exclusion of stocks with high asset growth also contributed positively to relative performance. Additionally, the Portfolio’s exclusion of Real Estate Investment Trusts (“REITs”) contributed positively to relative performance.

At the sector level, the Portfolio’s exclusion of REITs contributed positively to relative performance. The Portfolio’s overweight to the Energy sector, due to the exclusion of REITs and other securities that are not eligible for the Portfolio, also contributed positively to relative performance as this sector outperformed the overall Index. Conversely, the Portfolio’s overweight to the Consumer Discretionary sector, due to the exclusion of REITs and other securities that are not eligible for the Portfolio, detracted from relative performance as this sector underperformed the overall Index.

The Portfolio held more than 3,700 securities as of December 31, 2022 and was diversified across countries and sectors. We design the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets, rather than by the behavior of a limited group of securities in a particular industry, country, or asset class.

Jed Fogdall

Arun Keswani

Joel Schneider

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	-17.47	0.19	5.91
Class B	-17.70	-0.07	5.64
MSCI World ex-U.S. Small Cap Index	-20.59	0.45	5.77

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Bank of Ireland Group plc	0.4
Banco BPM S.p.A.	0.3
PSP Swiss Property AG	0.3
Georg Fischer AG	0.3
Orion Oyj- Class B	0.3
Banco de Sabadell S.A.	0.3
Element Fleet Management Corp.	0.3
Beazley plc	0.3
Swiss Prime Site AG	0.2
Valmet Oyj	0.2

Top Countries

% of Net Assets
Japan	25.0
Canada	11.8
United Kingdom	11.4
Switzerland	7.5
Australia	6.1
Germany	6.0
France	4.8
Italy	3.6
Denmark	2.5
Sweden	2.5

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.80%	$1,000.00	$1,049.20	$4.13
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class B (a)	Actual	1.05%	$1,000.00	$1,047.30	$5.42
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Australia—6.1%
A2B Australia, Ltd. (a)	55,813	$40,289
Accent Group, Ltd.	97,699	111,623
Adairs, Ltd.	39,936	59,755
Adbri, Ltd.	108,171	120,788
Ainsworth Game Technology, Ltd. (a)	51,616	38,134
Alkane Resources, Ltd. (a)	145,570	51,921
Alliance Aviation Services, Ltd. (a)	6,026	12,798
AMA Group, Ltd. (a)	197,423	28,514
AMP, Ltd. (a)	410,764	367,418
Ansell, Ltd.	17,961	345,059
Appen, Ltd.	12,693	21,454
Arafura Rare Earths, Ltd. (a)	350,967	108,307
ARB Corp., Ltd.	21,812	380,619
Ardent Leisure Group, Ltd.	113,950	47,061
AUB Group, Ltd.	34,964	535,734
Audinate Group, Ltd. (a)	11,752	59,778
Aurelia Metals, Ltd. (a)	300,118	24,853
Aussie Broadband, Ltd. (a)	32,987	57,444
Austal, Ltd.	105,389	149,173
Australian Agricultural Co., Ltd. (a)	114,933	136,133
Australian Ethical Investment, Ltd.	7,596	20,102
Australian Finance Group, Ltd.	54,872	54,024
Australian Strategic Materials, Ltd. (a)	36,700	35,201
Auswide Bank, Ltd.	10,608	42,977
AVJennings, Ltd.	10,332	2,849
AVZ Minerals, Ltd. (a) (b) (c)	403,512	84,616
Baby Bunting Group, Ltd.	24,951	45,992
Bapcor, Ltd.	85,877	377,283
Beach Energy, Ltd.	236,994	258,028
Bega Cheese, Ltd.	99,511	262,656
Bellevue Gold, Ltd. (a)	246,272	187,385
Black Rock Mining, Ltd. (a)	70,006	6,248
Blackmores, Ltd.	4,688	229,731
Boral, Ltd.	77,809	152,977
Boss Energy, Ltd. (a)	15,954	23,094
Bravura Solutions, Ltd.	79,636	46,882
Breville Group, Ltd.	25,536	318,568
Brickworks, Ltd.	16,435	245,228
Bubs Australia, Ltd. (a)	40,453	8,256
BWX, Ltd. (a)	32,748	3,790
Calidus Resources, Ltd. (a)	33,980	6,189
Capitol Health, Ltd.	260,324	56,300
Capral, Ltd.	5,292	26,563
Capricorn Metals, Ltd. (a)	63,797	194,449
Carnarvon Energy, Ltd. (a)	136,527	13,748
Cash Converters International, Ltd.	152,939	24,459
Catapult Group International, Ltd. (a)	33,605	16,695
Cedar Woods Properties, Ltd.	22,776	66,958
Champion Iron, Ltd.	59,773	294,726
City Chic Collective, Ltd. (a)	43,372	13,968
Clinuvel Pharmaceuticals, Ltd.	9,453	139,320
Clover Corp., Ltd.	39,945	33,724
Codan, Ltd.	31,190	86,969
Collins Foods, Ltd.	30,579	149,591
Cooper Energy, Ltd. (a)	890,406	112,180
Core Lithium, Ltd. (a)	58,451	39,526
Corporate Travel Management, Ltd.	28,366	284,033

Australia—(Continued)
Costa Group Holdings, Ltd.	138,722	259,435
Credit Corp. Group, Ltd.	20,160	257,630
CSR, Ltd.	156,422	499,340
Data #3, Ltd.	49,016	225,724
De Grey Mining, Ltd. (a)	320,331	277,018
Deep Yellow, Ltd. (a)	17,263	8,209
Dicker Data, Ltd.	13,151	91,162
Domain Holdings Australia, Ltd.	84,414	155,442
Downer EDI, Ltd.	150,888	377,122
Eagers Automotive, Ltd.	35,943	264,666
Earlypay, Ltd.	54,160	7,375
Eclipx Group, Ltd. (a)	82,973	112,586
Elanor Investor Group	5,934	6,586
Elders, Ltd.	45,511	312,043
Elixir Energy, Ltd. (a)	29,923	3,018
Emeco Holdings, Ltd.	147,781	77,438
Emerald Resources NL (a)	42,078	33,928
EML Payments, Ltd. (a)	62,760	26,910
Energy Transition Minerals, Ltd. (a)	349,524	14,539
Energy World Corp., Ltd. (a)	472,609	15,067
EQT Holdings, Ltd.	4,967	84,325
Estia Health, Ltd.	52,899	74,956
Euroz Hartleys Group, Ltd.	23,159	17,421
EVT, Ltd.	33,773	292,374
Fiducian Group, Ltd.	3,121	14,148
Finbar Group, Ltd.	6,909	2,963
Firefinch, Ltd. (a) (b) (c)	39,761	4,061
Fleetwood, Ltd.	35,042	33,868
Flight Centre Travel Group, Ltd. (a)	36,455	359,265
Frontier Digital Ventures, Ltd. (a)	10,067	4,628
G8 Education, Ltd.	300,520	225,716
Galan Lithium, Ltd. (a)	27,489	19,992
Gold Road Resources, Ltd.	242,710	275,312
GR Engineering Services, Ltd.	5,075	7,026
GrainCorp, Ltd. - Class A	78,617	396,795
Grange Resources, Ltd.	120,000	68,720
GUD Holdings, Ltd.	52,411	270,097
GWA Group, Ltd.	81,814	114,295
Hansen Technologies, Ltd.	57,391	200,724
Hastings Technology Metals, Ltd. (a)	7,646	18,312
Healius, Ltd.	153,195	319,885
Helia Group, Ltd.	88,585	165,899
HT&E, Ltd.	82,651	54,337
HUB24, Ltd.	19,005	343,449
Humm Group, Ltd.	110,670	42,344
IDM International, Ltd. (a) (b) (c)	1,969	0
Iluka Resources, Ltd.	22,035	141,936
Imdex, Ltd.	110,358	165,904
Immutep, Ltd. (ADR) (a)	8,886	15,551
Infomedia, Ltd.	133,597	108,714
Inghams Group, Ltd.	86,621	168,562
Insignia Financial, Ltd.	192,452	438,459
Integral Diagnostics, Ltd.	46,301	92,335
Integrated Research, Ltd. (a)	28,972	8,841
Invocare, Ltd.	44,413	333,213
ioneer, Ltd. (a)	304,527	78,656
IPH, Ltd.	59,961	353,058

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Iress, Ltd.	58,472	$379,818
IVE Group, Ltd.	19,754	31,602
Johns Lyng Group, Ltd.	42,975	180,862
Jumbo Interactive, Ltd.	12,118	115,232
Jupiter Mines, Ltd.	439,415	65,666
Karoon Energy, Ltd. (a)	168,923	251,561
Kelsian Group, Ltd.	12,263	47,190
Kogan.com, Ltd. (a)	16,956	40,358
LEO LIithium, Ltd. (a)	28,400	9,359
Lifestyle Communities, Ltd.	20,891	270,860
Link Administration Holdings, Ltd.	158,207	212,544
Lovisa Holdings, Ltd.	13,735	215,738
Lycopodium, Ltd.	6,179	28,816
MA Financial Group, Ltd.	11,341	35,027
Macmahon Holdings, Ltd.	380,170	37,538
Macquarie Telecom Group, Ltd. (a)	881	35,678
Magellan Financial Group, Ltd.	8,190	49,771
Mayne Pharma Group, Ltd.	452,144	61,197
McMillan Shakespeare, Ltd.	26,993	247,039
McPherson’s, Ltd.	39,600	18,049
Mesoblast, Ltd. (a)	42,929	25,112
Metals X, Ltd. (a)	147,577	38,554
Metcash, Ltd.	64,100	173,600
Mincor Resources NL (a)	54,848	56,126
MMA Offshore, Ltd. (a)	78,350	50,948
Monadelphous Group, Ltd.	35,445	322,096
Monash IVF Group, Ltd.	52,109	33,757
Morning Star Gold NL (a) (b) (c)	33,455	0
Mount Gibson Iron, Ltd. (a)	158,334	52,246
Myer Holdings, Ltd.	275,411	127,396
MyState, Ltd.	24,019	63,956
Nanosonics, Ltd. (a)	62,508	182,245
Navigator Global Investments, Ltd.	52,466	41,451
Netwealth Group, Ltd.	28,212	231,978
New Hope Corp., Ltd.	137,727	594,434
Newcrest Mining, Ltd.	16,507	230,903
nib holdings, Ltd.	125,341	656,069
Nick Scali, Ltd.	21,771	157,498
Nickel Industries, Ltd.	186,202	122,747
Nine Entertainment Co. Holdings, Ltd.	172,659	216,003
Novonix, Ltd. (a)	53,945	53,854
NRW Holdings, Ltd.	134,771	257,271
Nufarm, Ltd.	102,823	426,548
Objective Corp., Ltd.	2,117	18,888
OceanaGold Corp. (a)	212,111	404,170
OFX Group, Ltd. (a)	99,303	161,202
OM Holdings, Ltd.	21,506	10,382
Omni Bridgeway, Ltd. (a)	75,128	184,464
oOh!media, Ltd.	130,777	114,304
Orora, Ltd.	248,793	489,172
Pacific Current Group, Ltd.	12,733	63,369
Pacific Smiles Group, Ltd. (a)	13,431	13,977
Pact Group Holdings, Ltd.	50,886	35,054
Paladin Energy, Ltd. (a)	599,035	276,347
Panoramic Resources, Ltd. (a)	200,216	23,820
Pantoro, Ltd. (a)	111,337	7,270
Peet, Ltd.	88,199	67,624

Australia—(Continued)
Pendal Group, Ltd.	88,324	300,920
PeopleIN, Ltd.	8,684	18,792
Perenti, Ltd. (a)	204,417	182,211
Perpetual, Ltd.	19,757	329,094
Perseus Mining, Ltd.	340,886	478,421
PEXA Group, Ltd. (a)	21,038	169,260
Pinnacle Investment Management Group, Ltd.	20,949	124,229
Platinum Asset Management, Ltd.	124,443	151,550
PointsBet Holdings, Ltd. (a)	9,123	9,203
PolyNovo, Ltd. (a)	137,979	189,535
Poseidon Nickel, Ltd. (a)	238,025	6,475
Praemium, Ltd.	98,955	53,841
Premier Investments, Ltd.	17,241	291,148
Propel Funeral Partners, Ltd.	8,061	23,758
PSC Insurance Group, Ltd.	21,994	75,038
PWR Holdings, Ltd.	16,772	121,610
PYC Therapeutics, Ltd. (a)	83,719	3,922
QANTM Intellectual Property, Ltd.	14,173	8,782
Ramelius Resources, Ltd.	232,740	145,324
Reckon, Ltd.	36,898	15,028
Red 5, Ltd. (a)	550,662	75,954
Redbubble, Ltd. (a)	43,202	15,272
Regis Healthcare, Ltd.	26,109	33,372
Regis Resources, Ltd.	236,656	327,631
Reject Shop, Ltd. (The) (a)	12,421	35,688
Resolute Mining, Ltd. (a)	722,882	95,731
Retail Food Group, Ltd. (a)	190,378	10,367
Ridley Corp., Ltd.	113,689	152,908
RPMGlobal Holdings, Ltd. (a)	32,785	38,877
Sandfire Resources, Ltd.	134,756	494,146
Select Harvests, Ltd.	44,322	117,524
Servcorp, Ltd.	21,215	46,451
Service Stream, Ltd.	154,571	71,487
Seven West Media, Ltd. (a)	345,244	92,027
SG Fleet Group, Ltd.	27,529	34,293
Shaver Shop Group, Ltd.	18,090	14,308
Sierra Rutile Holdings, Ltd. (a)	66,772	10,187
Sigma Healthcare, Ltd.	347,766	144,442
Silver Lake Resources, Ltd. (a)	202,549	160,983
Silver Mines, Ltd. (a)	74,163	10,084
SmartGroup Corp., Ltd.	33,331	115,626
SolGold plc (a)	36,239	7,010
SOLVAR, Ltd.	50,348	62,656
Southern Cross Media Group, Ltd.	76,997	55,806
SRG Global, Ltd.	9,380	4,404
St. Barbara, Ltd. (a)	208,312	108,148
Star Entertainment Group, Ltd. (The) (a)	216,764	260,994
Strandline Resources, Ltd. (a)	38,046	9,488
Strike Energy, Ltd. (a)	198,861	42,537
Sunland Group, Ltd.	40,150	48,248
Super Retail Group, Ltd.	52,166	379,868
Superloop, Ltd. (a)	59,252	29,107
Symbio Holdings, Ltd.	4,332	4,548
Syrah Resources, Ltd. (a)	163,680	224,940
Tabcorp Holdings, Ltd.	250,846	183,622
Technology One, Ltd.	46,975	419,594
Temple & Webster Group, Ltd. (a)	14,313	44,851

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Ten Sixty Four, Ltd.	60,972	$26,464
Terracom, Ltd.	54,002	34,072
Tietto Minerals, Ltd. (a)	61,032	29,264
Tribune Resources, Ltd.	2,377	6,520
Tyro Payments, Ltd. (a)	54,611	51,497
United Malt Group, Ltd.	95,694	225,841
Virgin Australia International Holding, Ltd. (a) (b) (c)	968,773	0
Vista Group International, Ltd. (a)	33,201	32,091
Viva Energy Group, Ltd. (144A)	117,099	217,471
Vulcan Energy Resources, Ltd. (a)	8,384	36,078
Webjet, Ltd. (a)	84,765	356,231
West African Resources, Ltd. (a)	238,805	190,639
Westgold Resources, Ltd. (a)	123,130	72,380
Whitehaven Coal, Ltd.	128,473	823,672
Zip Co., Ltd. (a)	37,474	12,981

		32,118,780

Austria—1.6%
Agrana Beteiligungs AG	4,073	65,154
ams-OSRAM AG (a)	58,625	431,409
Andritz AG	20,093	1,148,561
Austria Technologie & Systemtechnik AG (d)	10,578	363,452
BAWAG Group AG (144A) (a)	19,428	1,033,000
CA Immobilien Anlagen AG (a)	8,328	252,078
DO & Co. AG (a) (d)	2,435	231,375
EVN AG	9,993	180,379
FACC AG (a) (d)	6,291	38,108
Flughafen Wien AG (a)	900	31,792
Kapsch TrafficCom AG (a) (d)	1,870	22,581
Kontron AG (d)	15,588	254,754
Lenzing AG (d)	3,209	188,621
Mayr Melnhof Karton AG (d)	2,669	431,172
Oberbank AG	198	21,724
Oesterreichische Post AG (d)	5,869	184,324
Palfinger AG	5,204	132,067
POLYTEC Holding AG (d)	6,228	30,600
Porr AG	2,768	34,853
Raiffeisen Bank International AG (a)	29,029	476,979
Rosenbauer International AG (d)	1,414	45,568
Schoeller-Bleckmann Oilfield Equipment AG	3,509	219,394
Semperit AG Holding	4,892	103,665
Strabag Se	2,729	114,292
Telekom Austria AG (a)	40,133	248,070
UBM Development AG	1,459	35,561
UNIQA Insurance Group AG (d)	32,519	243,702
Vienna Insurance Group AG Wiener Versicherung Gruppe	9,511	227,147
voestalpine AG	26,834	708,304
Wienerberger AG	33,409	808,708
Zumtobel Group AG	8,536	62,143

		8,369,537

Belgium—1.6%
Ackermans & van Haaren NV	7,319	1,253,769
AGFA-Gevaert NV (a)	50,218	143,692
Atenor	1,361	70,565

Belgium—(Continued)
Barco NV	21,013	521,091
Bekaert S.A.	10,571	410,003
Biocartis Group NV (144A) (a) (d)	16,248	9,211
bpost S.A.	18,928	97,536
Cie d’Entreprises CFE (a)	2,249	22,986
D’ieteren Group	619	119,170
Deceuninck NV	27,313	71,670
Deme Group (a)	2,249	299,251
Econocom Group S.A.	39,556	120,847
Etablissements Franz Colruyt NV (d)	9,305	212,691
Euronav NV (a)	53,441	900,462
EVS Broadcast Equipment S.A.	4,312	102,567
Exmar NV	10,339	87,596
Fagron	14,385	204,634
Galapagos NV (a)	9,086	403,019
GIMV NV	4,984	234,952
Greenyard NV (a)	5,819	41,810
Immobel S.A. (d)	1,276	61,455
Ion Beam Applications	6,507	108,424
Jensen-Group NV	1,035	29,376
Kinepolis Group NV (a)	4,307	179,376
Lotus Bakeries NV	92	623,396
MDxHealth S.A. (a) (d)	8,434	5,410
Melexis NV	5,164	449,675
Mithra Pharmaceuticals S.A. (a) (d)	506	1,846
Ontex Group NV (a)	16,729	111,710
Orange Belgium S.A. (a)	5,071	93,754
Picanol	467	39,695
Proximus SADP	28,286	272,363
Recticel S.A.	15,533	259,283
Roularta Media Group NV	1,629	30,919
Shurgard Self Storage S.A. (d)	5,118	235,257
Sipef NV	1,958	123,580
Telenet Group Holding NV	8,880	144,699
TER Beke S.A.	148	13,406
Tessenderlo Group S.A. (a)	5,516	197,186
Van de Velde NV	1,970	63,678
VGP NV (d)	1,667	139,387
Viohalco S.A.	26,609	114,589
X-Fab Silicon Foundries SE (144A) (a)	14,349	101,518

		8,727,504

Cambodia—0.0%
NagaCorp, Ltd. (a) (d)	252,367	222,481

Canada—11.8%
5N Plus, Inc. (a)	33,732	72,496
Absolute Software Corp.	1,711	17,868
Acadian Timber Corp. (d)	3,800	41,999
Advantage Energy, Ltd. (a)	78,925	552,009
Aecon Group, Inc. (d)	19,646	132,182
AG Growth International, Inc.	5,820	186,335
AGF Management, Ltd. - Class B	19,644	102,572
Aimia, Inc. (a) (d)	24,635	67,137
AirBoss of America Corp. (d)	3,761	20,666
Alamos Gold, Inc. - Class A	115,698	1,169,797

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Alaris Equity Partners Income	8,510	$100,813
Algoma Central Corp. (d)	6,110	82,219
Altius Minerals Corp. (d)	12,660	207,665
Altus Group, Ltd. (d)	12,988	518,369
Americas Gold And Silver Corp. (a) (d)	4,400	2,502
Amerigo Resources, Ltd.	35,000	34,121
Andlauer Healthcare Group, Inc.	2,269	79,348
Andrew Peller, Ltd. - Class A (d)	11,417	42,076
Aritzia, Inc. (a)	24,317	850,377
Ascot Resources, Ltd. (a) (d)	16,500	6,337
Atco, Ltd. - Class I	19,446	608,657
Athabasca Oil Corp. (a) (d)	144,824	257,774
ATS Corp. (a)	25,733	799,928
Aurora Cannabis, Inc. (a)	8,729	8,053
AutoCanada, Inc. (a)	8,428	145,094
B2Gold Corp.	265,768	948,036
Badger Infrastructure Solutions, Ltd.	11,262	221,747
Ballard Power Systems, Inc. (a) (d)	37,678	180,478
Baytex Energy Corp. (a)	136,747	614,049
Birchcliff Energy, Ltd. (d)	80,388	559,866
Bird Construction, Inc.	18,612	111,617
Black Diamond Group, Ltd.	19,812	70,674
BlackBerry, Ltd. (a)	98,259	320,324
BMTC Group, Inc.	5,387	46,549
Bombardier, Inc. - Class A (a) (d)	584	22,825
Bombardier, Inc. - Class B (a)	20,573	794,203
Boralex, Inc. - Class A	25,118	742,409
Boyd Group Services, Inc.	5,003	772,842
Bridgemarq Real Estate Services (d)	3,500	33,191
Brookfield Infrastructure Corp. - Class A	6,937	269,846
Calian Group, Ltd.	2,846	140,387
Canaccord Genuity Group, Inc.	30,012	185,968
Canacol Energy, Ltd. (d)	40,661	58,859
Canada Goose Holdings, Inc. (a) (d)	9,656	171,973
Canada Goose Holdings, Inc. (a)	4,869	86,592
Canadian Western Bank (d)	25,085	445,750
Canfor Corp. (a)	20,141	316,990
Canfor Pulp Products, Inc. (a)	11,097	33,930
Capital Power Corp. (d)	32,632	1,116,574
Capstone Mining Corp. (a)	122,839	448,172
Cardinal Energy, Ltd.	32,459	182,672
Cascades, Inc.	28,626	178,860
Celestica, Inc. (a)	35,793	403,398
Centerra Gold, Inc.	66,685	345,245
CES Energy Solutions Corp.	90,181	183,825
CI Financial Corp.	51,912	517,970
Clairvest Group, Inc.	200	10,502
Cogeco Communications, Inc.	3,980	225,720
Cogeco, Inc.	2,109	99,017
Colliers International Group, Inc.	258	23,746
Computer Modelling Group, Ltd.	28,920	124,523
Copper Mountain Mining Corp. (a) (d)	63,622	80,350
Corby Spirit and Wine, Ltd. (d)	3,957	47,841
Corus Entertainment, Inc. - B Shares	69,390	110,696
Crescent Point Energy Corp.	149,673	1,068,767
Crew Energy, Inc. (a)	54,370	226,073

Canada—(Continued)
Cronos Group, Inc. (a)	15,221	38,661
Denison Mines Corp. (a) (d)	231,048	264,494
Dexterra Group, Inc. (d)	11,442	46,731
Doman Building Materials Group, Ltd.	19,304	81,978
Dorel Industries, Inc. - Class B	8,626	33,128
DREAM Unlimited Corp. - Class A	8,735	164,055
Dundee Precious Metals, Inc.	45,872	220,551
Dye & Durham, Ltd.	1,009	12,229
E-L Financial Corp., Ltd.	677	441,000
ECN Capital Corp.	78,878	161,950
Eldorado Gold Corp. (a)	51,016	425,385
Element Fleet Management Corp. (d)	101,554	1,383,805
Endeavour Silver Corp. (a) (d)	34,348	111,111
Enerflex, Ltd.	29,289	184,733
Enerplus Corp.	66,469	1,173,256
Enghouse Systems, Ltd.	12,678	336,800
Ensign Energy Services, Inc. (a)	51,526	129,766
EQB, Inc. (d)	8,098	339,291
Equinox Gold Corp. (a) (d)	28,628	93,665
Equinox Gold Corp. (a)	27,871	91,417
ERO Copper Corp. (a) (d)	13,490	185,712
Evertz Technologies, Ltd. (d)	9,349	88,173
Exchange Income Corp. (d)	4,751	184,671
Exco Technologies, Ltd.	7,732	43,971
Extendicare, Inc. (d)	29,162	141,287
Fiera Capital Corp. (d)	22,157	142,040
Finning International, Inc.	39,332	977,781
Firm Capital Mortgage Investment Corp. (d)	9,574	75,588
First Majestic Silver Corp.	45,160	376,222
First Majestic Silver Corp. (d)	9,430	78,646
First Mining Gold Corp. (a)	50,000	7,386
First National Financial Corp.	4,907	131,989
Fission Uranium Corp. (a) (d)	114,725	67,784
Fortuna Silver Mines, Inc. (a)	79,418	298,551
Freehold Royalties, Ltd.	35,012	409,335
Galiano Gold, Inc. (a) (d)	23,027	12,245
Gamehost, Inc.	4,952	29,844
GDI Integrated Facility Services, Inc. (a)	3,200	107,533
Gibson Energy, Inc. (d)	42,525	742,460
Goeasy, Ltd.	3,895	306,221
GoGold Resources, Inc. (a)	28,473	45,633
GoldMoney, Inc. (a) (d)	11,000	13,730
Gran Tierra Energy, Inc. (a) (d)	112,213	111,882
Guardian Capital Group, Ltd. - Class A	5,600	160,597
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Headwater Exploration, Inc. (d)	35,296	154,322
Heroux-Devtek, Inc. (a)	12,653	122,839
High Liner Foods, Inc. (d)	6,007	61,090
Home Capital Group, Inc. (d)	14,784	464,921
HudBay Minerals, Inc.	64,983	328,275
IAMGOLD Corp. (a)	124,055	318,020
Imperial Metals Corp. (a) (d)	19,966	26,690
Information Services Corp. (d)	2,900	51,767
Innergex Renewable Energy, Inc. (d)	35,108	420,051
InPlay Oil Corp.	5,900	13,203
Interfor Corp. (a)	23,632	366,523
International Petroleum Corp. (a)	15,069	169,766

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
International Tower Hill Mines, Ltd. (a)	21,604	$9,254
Invesque, Inc. (a)	9,800	8,918
Jamieson Wellness, Inc. (144A) (d)	12,957	335,791
Journey Energy, Inc. (a)	100	403
K-Bro Linen, Inc. (d)	3,219	64,903
K92 Mining, Inc. (a)	27,548	156,051
Karora Resources, Inc. (a)	28,791	98,876
Kelt Exploration, Ltd. (a)	58,951	218,127
Keyera Corp.	5,690	124,348
Kinaxis, Inc. (a)	2,082	233,587
Kingsway Financial Services, Inc. (a)	8,765	69,506
Knight Therapeutics, Inc. (a)	36,815	140,843
KP Tissue, Inc. (d)	1,400	10,484
Labrador Iron Ore Royalty Corp. (d)	17,800	441,451
Largo, Inc. (a) (d)	8,317	45,086
Lassonde Industries, Inc. - Class A	900	73,968
Laurentian Bank of Canada (d)	12,879	307,232
Leon’s Furniture, Ltd.	9,639	122,374
Lightspeed Commerce, Inc. (a) (d)	16,437	235,049
Lightstream Resources, Ltd. (a) (b) (c)	108,373	0
Linamar Corp.	12,044	545,271
Logistec Corp. - Class B	600	18,377
Lucara Diamond Corp. (a) (d)	110,136	40,671
Lundin Gold, Inc.	11,400	111,390
MAG Silver Corp. (a)	8,829	137,997
Magellan Aerospace Corp. (d)	5,794	42,792
Mainstreet Equity Corp. (a) (d)	2,261	197,044
Major Drilling Group International, Inc. (a)	28,577	222,031
Manitok Energy, Inc. (a) (b) (c)	122	0
Maple Leaf Foods, Inc. (d)	26,200	473,109
Martinrea International, Inc.	25,209	209,641
Maverix Metals, Inc.	7,686	35,970
Maxim Power Corp. (a)	2,800	7,031
MDF Commerce, Inc. (a) (d)	4,176	11,103
Medical Facilities Corp. (d)	12,861	76,368
MEG Energy Corp. (a)	47,994	668,159
Melcor Developments, Ltd.	3,120	24,541
Methanex Corp.	1,300	49,216
Methanex Corp. (d)	14,040	531,554
Morguard Corp.	1,400	116,281
Mountain Province Diamonds, Inc. (a)	1,600	614
MTY Food Group, Inc.	6,320	266,383
Mullen Group, Ltd. (d)	29,854	320,809
Neo Performance Materials, Inc.	4,300	30,487
New Gold, Inc. (a)	172,247	169,194
NFI Group, Inc. (d)	13,975	98,258
North American Construction Group, Ltd.	10,441	139,419
North West Co., Inc. (The)	15,571	409,055
NuVista Energy, Ltd. (a)	59,117	544,889
Obsidian Energy, Ltd. (a)	5,354	35,551
Onex Corp.	3,425	165,154
Organigram Holdings, Inc. (a)	36,998	29,598
Orla Mining, Ltd. (a) (d)	17,291	69,856
Osisko Gold Royalties, Ltd.	42,516	512,539
Osisko Mining, Inc. (a)	54,809	141,678
Pan American Silver Corp.	28,400	464,034
Paramount Resources, Ltd. - Class A	19,290	408,025

Canada—(Continued)
Parex Resources, Inc.	39,859	593,175
Park Lawn Corp.	9,456	180,530
Parkland Corp.	42,466	931,806
Pason Systems, Inc.	24,116	283,906
Peyto Exploration & Development Corp.	67,791	694,432
PHX Energy Services Corp.	12,350	70,871
Pizza Pizza Royalty Corp.	6,998	70,497
Polaris Renewable Energy, Inc. (d)	5,300	55,075
Pollard Banknote, Ltd.	2,690	37,986
PolyMet Mining Corp. (a)	3,835	10,253
PrairieSky Royalty, Ltd.	56,452	904,733
Precision Drilling Corp. (a)	4,794	367,198
Premium Brands Holdings Corp. (d)	11,855	720,406
Primo Water Corp.	45,705	709,541
Pulse Seismic, Inc. (d)	13,500	18,146
Quarterhill, Inc. (d)	44,645	52,097
Questerre Energy Corp. - Class A (a) (d)	83,569	12,344
Real Matters, Inc. (a) (d)	25,451	78,571
RF Capital Group ,Inc. (a) (d)	1,730	14,694
Richelieu Hardware, Ltd.	16,390	438,317
Rogers Sugar, Inc.	35,106	147,528
Russel Metals, Inc.	23,322	495,722
Sabina Gold & Silver Corp. (a)	64,606	63,461
Sandstorm Gold, Ltd.	58,462	307,422
Savaria Corp. (d)	10,600	109,523
Seabridge Gold, Inc. (a)	14,263	179,429
Secure Energy Services, Inc.	69,364	360,140
Shawcor, Ltd. (a)	21,791	221,129
Sienna Senior Living, Inc.	22,176	178,522
Sierra Wireless, Inc. (a)	12,710	368,158
SilverCrest Metals, Inc. (a) (d)	11,918	71,366
Sleep Country Canada Holdings, Inc. (144A)	12,404	210,520
SNC-Lavalin Group, Inc. (d)	45,239	797,195
SNDL, Inc. (a)	11,204	23,416
Spin Master Corp. (144A) (d)	8,748	215,276
Sprott, Inc.	6,042	200,984
SSR Mining, Inc.	53,993	844,986
Stantec, Inc.	3,498	167,615
Stelco Holdings, Inc.	9,844	322,002
Stella-Jones, Inc.	16,794	601,806
Steppe Gold, Ltd. (a)	6,300	5,211
SunOpta, Inc. (a)	26,392	221,818
Superior Plus Corp. (d)	54,086	448,586
Surge Energy, Inc. (d)	9,000	60,554
Tamarack Valley Energy, Ltd. (d)	85,898	282,943
Taseko Mines, Ltd. (a) (d)	108,786	159,081
TECSYS, Inc.	172	3,370
TeraGo, Inc. (a) (d)	4,100	8,781
TerraVest Industries, Inc.	1,600	32,603
Tidewater Midstream and Infrastructure, Ltd. (d)	79,200	59,078
Timbercreek Financial Corp. (d)	29,251	153,600
Torex Gold Resources, Inc. (a)	27,594	316,903
Total Energy Services, Inc. (d)	17,786	113,100
TransAlta Corp. (d)	83,943	750,775
TransAlta Renewables, Inc. (d)	28,608	237,696
Transcontinental, Inc. - Class A	21,120	238,341
Trevali Mining Corp. (a) (b) (c) (d)	9,060	1,029

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Trican Well Service, Ltd. (a) (d)	92,913	$251,153
Tricon Residential, Inc.	63,428	489,061
Triple Flag Precious Metals Corp. (d)	1,100	15,233
Trisura Group, Ltd. (a) (d)	10,823	362,019
Uni-Select, Inc. (a)	13,271	419,889
Vecima Networks, Inc.	2,500	35,801
Vermilion Energy, Inc. (d)	44,554	788,710
VersaBank (d)	2,000	14,934
Wajax Corp.	7,885	114,897
Waterloo Brewing, Ltd.	2,600	7,623
Wesdome Gold Mines, Ltd. (a)	54,507	301,117
Western Forest Products, Inc.	145,247	124,436
Westshore Terminals Investment Corp.	17,388	288,045
Whitecap Resources, Inc. (d)	90,730	719,675
WildBrain, Ltd. (a) (d)	49,540	114,154
Winpak, Ltd.	9,852	306,038
Yamana Gold, Inc.	224,022	1,243,985
Yellow Pages, Ltd. (d)	4,891	49,199
Zenith Capital Corp. (b) (c)	12,830	1,796

		62,512,556

China—0.1%
AustAsia Group, Ltd. (a)	19,734	16,105
Bund Center Investment, Ltd.	107,700	38,194
China Gold International Resources Corp., Ltd. (d)	79,013	228,169
China Sunsine Chemical Holdings, Ltd.	70,000	22,158
CITIC Telecom International Holdings, Ltd.	467,000	158,257
First Sponsor Group, Ltd.	9,490	8,998
Fountain SET Holdings, Ltd.	280,000	32,572
GDH Guangnan Holdings, Ltd.	264,000	20,920
Goodbaby International Holdings, Ltd. (a)	179,000	14,357
Guotai Junan International Holdings, Ltd.	806,600	74,419
Neo-Neon Holdings, Ltd. (a)	322,500	18,180
TI Fluid Systems plc (144A)	24,645	39,586

		671,915

Colombia—0.0%
Frontera Energy Corp. (a)	10,147	91,952

Denmark—2.5%
ALK Abello A/S (a)	35,460	491,888
Alm Brand A/S	262,490	426,034
Bang & Olufsen A/S (a) (d)	30,627	36,058
Bavarian Nordic A/S (a)	20,257	620,604
Better Collective A/S (a)	3,925	48,011
Brodrene Hartmann A/S (a)	653	27,762
cBrain A/S (d)	939	21,367
Chemometec A/S (a)	3,943	393,328
Columbus A/S	20,865	18,902
D/S Norden A/S	8,013	480,734
DFDS A/S	10,724	396,845
FLSmidth & Co. A/S	12,789	465,023
H Lundbeck A/S	71,780	268,935
H+H International A/S - Class B (a)	5,958	88,151
Harboes Bryggeri A/S - Class B (a)	1,454	13,587
ISS A/S (a)	36,366	768,849

Denmark—(Continued)
Jeudan A/S	2,360	81,465
Jyske Bank A/S (a)	16,358	1,063,463
Matas A/S	10,988	110,145
Netcompany Group A/S (144A) (a)	7,774	328,169
Nilfisk Holding A/S (a)	7,976	167,276
NKT A/S (a)	9,347	528,264
NNIT A/S (144A) (a)	2,656	25,062
North Media A/S	679	5,581
NTG Nordic Transport Group A/S (a) (d)	2,706	93,219
Parken Sport & Entertainment A/S (a)	2,351	24,656
PER Aarsleff Holding A/S	5,304	200,105
Ringkjoebing Landbobank A/S	8,462	1,155,297
Royal Unibrew A/S	13,170	940,747
RTX A/S (a) (d)	2,486	41,920
Scandinavian Tobacco Group A/S - Class A (144A)	18,965	332,637
Schouw & Co. A/S	3,973	299,107
SimCorp A/S	10,560	721,676
Solar A/S - B Shares	1,807	161,170
SP Group A/S	716	26,384
Spar Nord Bank A/S	26,418	405,124
Sparekassen Sjaelland-Fyn A/S	1,358	37,856
Sydbank A/S	17,865	750,741
TCM Group A/S	502	5,267
Tivoli A/S (a)	844	92,008
Topdanmark A/S	11,821	620,104
UIE plc	6,060	155,880
Vestjysk Bank A/S (a) (d)	23,730	10,756
Zealand Pharma A/S (a)	8,489	245,116

		13,195,273

Faeroe Islands—0.0%
BankNordik P/F	1,109	21,714

Finland—2.3%
Aktia Bank Oyj	15,788	172,604
Alma Media Oyj	11,899	119,389
Anora Group Oyj	1,398	11,022
Apetit Oyj	1,205	13,152
Aspo Oyj	7,386	64,817
Atria Oyj	3,290	32,645
Bittium Oyj (d)	8,034	34,231
Cargotec Oyj - B Shares	10,991	488,021
Caverion Oyj	25,551	189,530
Citycon Oyj (a)	21,486	143,979
Digia Oyj	6,625	40,484
Enento Group Oyj (144A) (a)	3,892	89,222
eQ Oyj	382	10,407
F-Secure Oyj (a)	26,373	80,065
Finnair Oyj (a) (d)	272,008	112,994
Fiskars Oyj Abp	6,971	114,721
Harvia Oyj (d)	2,955	56,124
HKScan Oyj - A Shares	6,704	6,235
Huhtamaki Oyj	26,983	923,567
Ilkka Oyj	5,725	22,059
Kamux Corp. (d)	4,328	20,129
Kemira Oyj	28,960	445,370

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Kojamo Oyj	26,601	$394,108
Konecranes Oyj	16,247	502,127
Lassila & Tikanoja Oyj	8,464	96,531
Marimekko Oyj	1,890	17,738
Metsa Board Oyj - Class B	47,644	446,683
Musti Group Oyj	5,196	86,956
Nokian Renkaat Oyj	35,666	366,984
Olvi Oyj - A Shares	5,028	178,634
Oriola Oyj - A Shares	4,196	8,284
Oriola-KD Oyj - B Shares	38,525	71,735
Orion Oyj - Class A	7,619	417,729
Orion Oyj - Class B	26,553	1,455,455
Outokumpu Oyj	95,330	482,078
Ponsse Oyj	3,208	86,998
QT Group Oyj (a) (d)	2,738	131,242
Raisio Oyj - V Shares	35,039	93,337
Rapala VMC Oyj	8,902	47,714
Revenio Group Oyj	5,309	219,810
Sanoma Oyj	25,537	268,499
Stockmann Oyj Abp - B Shares (a)	3,752	7,906
Talenom Oyj	2,085	20,316
Teleste Oyj	2,149	8,136
Terveystalo Oyj (144A)	14,772	98,860
TietoEVRY Oyj	22,579	642,723
Tokmanni Group Corp.	13,877	168,075
Uponor Oyj	17,933	319,364
Vaisala Oyj - A Shares	5,709	241,118
Valmet Oyj (d)	48,366	1,307,346
Wartsila Oyj Abp	87,395	738,527
WithSecure Oyj (a)	26,373	38,795
YIT Oyj	39,980	105,205

		12,259,780

France—4.8%
ABC Arbitrage	2,865	19,782
AKWEL	3,301	61,490
ALD S.A. (144A) (d)	29,256	337,514
Altamir	8,530	235,578
Alten S.A.	6,873	863,049
Assystem S.A. (d)	2,720	118,318
Atos SE (a) (d)	2,603	25,283
Aubay	2,423	126,546
Axway Software S.A.	2,132	37,976
Bastide le Confort Medical	1,345	52,982
Beneteau S.A.	15,076	228,154
Bigben Interactive (d)	4,507	30,819
Boiron S.A.	1,869	101,450
Bonduelle SCA	6,411	92,072
Burelle S.A.	101	51,199
Casino Guichard Perrachon S.A. (a) (d)	6,946	72,469
Catana Group	2,793	17,662
Catering International Services (d)	541	5,608
CBo Territoria	2,864	11,069
Cegedim S.A.	2,295	35,766
CGG S.A. (a) (d)	189,243	123,217
Chargeurs S.A.	6,129	92,306

France—(Continued)
Cie des Alpes (a)	8,244	127,191
Cie Plastic Omnium S.A.	18,690	271,147
Coface S.A.	31,535	411,019
Derichebourg S.A.	33,761	200,694
Ekinops SAS (a) (d)	1,670	15,016
Electricite de Strasbourg S.A. (d)	329	35,131
Elior Group S.A. (144A) (a) (d)	35,740	126,024
Elis S.A.	49,613	732,915
Equasens	582	46,507
Eramet S.A.	3,022	270,650
Esso S.A. Francaise (a) (d)	974	49,416
Etablissements Maurel et Prom	12,067	52,010
Eurazeo S.E.	9,383	585,675
Eutelsat Communications S.A. (d)	64,293	480,077
Exail Technologies S.A. (a)	395	8,441
Exel Industries - A Shares	618	35,994
Faurecia SE (a)	34,097	519,020
Fnac Darty S.A. (d)	5,688	210,381
Gaztransport Et Technigaz S.A.	5,849	624,886
GEA (d)	165	13,865
Genfit (a)	3,254	13,833
GL Events (a)	4,217	73,490
Groupe Crit	1,062	69,351
Guerbet	2,188	39,837
Guillemot Corp. (d)	770	10,562
Haulotte Group S.A.	5,337	19,782
HEXAOM (d)	1,526	30,369
ID Logistics Group (a)	796	228,712
Imerys S.A.	7,588	296,144
Infotel S.A.	342	20,205
Interparfums S.A.	2,215	132,168
IPSOS	13,160	823,816
Jacquet Metals S.A.	5,978	106,949
JCDecaux S.E. (a)	13,978	265,834
Kaufman & Broad S.A. (d)	5,175	151,962
Korian S.A.	24,916	270,895
Laurent-Perrier	1,255	180,260
Lectra (d)	5,454	205,874
LISI	7,422	154,545
LNA Sante S.A. (d)	1,534	48,593
Lumibird (a) (d)	562	9,973
Maisons du Monde S.A. (144A)	10,777	136,055
Manitou BF S.A. (d)	3,893	103,302
Manutan International	589	64,959
Mersen S.A.	6,354	257,601
Metropole Television S.A.	8,342	136,929
Nacon S.A. (a) (d)	2,027	5,641
Neoen S.A. (144A)	6,798	273,434
Neurones	382	16,049
Nexans S.A.	8,898	807,818
Nexity S.A.	12,995	362,201
Nicox (a)	1,834	2,202
NRJ Group	9,690	70,378
Oeneo S.A. (d)	3,143	47,134
OL Groupe S.A. (a)	3,273	10,416
Onxeo S.A. (a)	4,566	688
Orpea S.A. (a) (d)	4,040	26,937

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Plastiques Du Val De Loire	1,576	$5,598
Prodways Group S.A. (a)	592	2,097
Quadient S.A.	14,494	214,303
Rallye S.A. (a) (d)	9,791	28,224
Recylex S.A. (a) (b) (c) (d)	3,335	0
Rexel S.A. (a)	63,162	1,251,681
Robertet S.A. (d)	35	31,385
Rothschild & Co.	8,416	336,656
Rubis SCA	22,814	600,705
Samse S.A. (d)	107	21,480
Savencia S.A.	1,728	108,064
SCOR SE	40,311	925,608
SEB S.A.	732	61,529
Seche Environnement S.A.	1,380	132,655
Societe BIC S.A.	7,557	516,883
Societe LDC S.A.	211	24,271
Societe pour l’Informatique Industrielle	1,887	91,710
Soitec (a)	5,577	918,922
Solocal Group (a) (d)	33,527	21,890
Somfy S.A.	2,415	369,575
Sopra Steria Group SACA	4,903	739,897
SPIE S.A.	34,853	908,429
STEF S.A.	1,145	111,033
Sword Group (d)	1,364	57,520
Synergie SE (d)	3,366	108,212
Technicolor Creative Studios S.A. (a) (d)	29,526	7,078
Technip Energies NV	29,181	459,421
Television Francaise 1	16,477	126,140
Thermador Groupe	2,148	198,641
Tikehau Capital SCA	7,508	195,090
Totalenergies EP Gabon	324	54,796
Trigano S.A.	2,956	403,549
UBISOFT Entertainment S.A. (a)	18,776	532,956
Union Financiere de France BQE S.A.	1,257	28,391
Valeo	49,990	891,061
Vallourec S.A. (a)	36,022	474,860
Vantiva S.A. (a) (d)	29,526	6,539
Verallia S.A. (144A)	14,848	503,049
Vetoquinol S.A.	1,124	105,594
Vicat S.A.	6,317	158,397
VIEL & Cie S.A.	4,205	26,577
Vilmorin & Cie S.A.	2,655	129,884
Virbac S.A.	1,006	246,622
Voltalia S.A. (a) (d)	1,924	35,116
Vranken-Pommery Monopole S.A.	958	17,228
Wavestone	1,052	48,565

		25,269,147

Georgia—0.1%
Bank of Georgia Group plc	13,336	419,592

Germany—5.7%
1&1 AG	13,083	162,477
7C Solarparken AG (d)	12,415	56,647
Aareal Bank AG (a)	21,487	735,981
Adesso SE	561	79,270

Germany—(Continued)
AIXTRON SE	15,169	438,026
All for One Steeb AG (d)	498	24,330
Allgeier SE	2,942	89,268
Amadeus Fire AG	896	110,861
Atoss Software AG	1,110	164,858
Aurubis AG	10,177	831,836
Auto1 Group SE (144A) (a)	3,900	32,479
Basler AG (d)	3,660	115,646
Bauer AG (a)	4,513	27,899
BayWa AG (d)	5,509	254,754
BayWa AG	305	19,693
Bechtle AG	18,311	647,944
Bertrandt AG (d)	2,127	90,858
bet-at-home.com AG (a) (d)	1,222	6,961
Bijou Brigitte AG (a)	1,603	73,196
Bilfinger SE (d)	10,033	290,792
Borussia Dortmund GmbH & Co. KGaA (a)	26,685	105,885
CANCOM SE	10,426	304,782
CECONOMY AG (d)	47,148	93,608
CENIT AG (d)	3,413	44,518
Cewe Stiftung & Co. KGaA (d)	1,828	173,127
CompuGroup Medical SE & Co KgaA	7,186	276,610
CropEnergies AG	9,235	128,570
CTS Eventim AG & Co. KGaA (a)	12,519	798,613
Data Modul AG	138	8,199
Dermapharm Holding SE	3,703	148,596
Deutsche Beteiligungs AG (d)	4,577	136,693
Deutsche Pfandbriefbank AG (144A)	45,896	357,176
Deutz AG	35,447	153,486
DIC Asset AG	15,921	129,727
DMG Mori AG	344	15,431
Dr. Hoenle AG (d)	2,084	42,838
Draegerwerk AG & Co. KGaA	1,062	41,300
Duerr AG	15,842	534,584
Eckert & Ziegler AG	4,645	230,774
Elmos Semiconductor SE	915	52,408
ElringKlinger AG	8,918	66,402
Encavis AG	28,569	565,646
Energiekontor AG	1,621	133,557
EuroEyes International Eye Clinic, Ltd.	10,000	7,041
Evotec SE (a)	6,989	114,074
Fielmann AG	6,684	265,028
Flatexdegiro AG (a)	7,334	49,655
FORTEC Elektronik AG	253	6,116
Fraport AG Frankfurt Airport Services Worldwide (a)	8,815	359,028
Freenet AG	40,738	890,529
Fuchs Petrolub SE	7,604	226,395
GEA Group AG	4,012	163,883
Gerresheimer AG	9,767	656,728
Gesco AG	2,953	76,174
GFT Technologies SE	5,130	186,341
GK Software SE (a)	80	11,023
Grand City Properties S.A.	31,748	312,443
GRENKE AG (d)	659	13,814
H&R GmbH & Co. KGaA (a)	4,195	27,074
Hamburger Hafen und Logistik AG	8,624	109,716
Hawesko Holding S.E.	223	9,377

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Heidelberger Druckmaschinen AG (a) (d)	100,140	$158,309
Hensoldt AG	7,853	185,828
HOCHTIEF AG	5,762	324,953
Hornbach Holding AG & Co. KGaA	3,220	265,928
Hugo Boss AG	20,336	1,178,869
Hypoport SE (a) (d)	804	83,842
Indus Holding AG (d)	6,490	152,482
Instone Real Estate Group SE (144A)	9,568	82,629
IVU Traffic Technologies AG (d)	1,432	24,672
Jenoptik AG	16,935	462,554
JOST Werke AG (144A)	2,840	159,643
K&S AG	39,216	771,362
Kloeckner & Co. SE (d)	21,296	210,480
Koenig & Bauer AG (a)	4,373	76,179
Krones AG	4,960	557,414
KSB SE & Co. KGaA	82	35,036
KWS Saat SE & Co. KGaA	3,725	255,590
LANXESS AG	22,664	914,628
LEG Immobilien SE	1,404	91,494
Leifheit AG (d)	2,964	42,920
Leoni AG (a) (d)	12,471	73,425
Manz AG (a) (d)	1,272	28,649
Medigene AG (a)	2,446	5,289
METRO AG (a) (d)	25,342	247,537
MLP SE	22,156	121,915
Nagarro SE (a) (d)	2,942	348,467
New Work SE (d)	895	145,638
Nexus AG	4,556	272,146
Nordex SE (a)	38,188	539,500
Norma Group SE	10,781	196,137
OHB SE (d)	1,607	55,459
PATRIZIA SE (d)	16,379	181,651
Pfeiffer Vacuum Technology AG	1,559	286,480
PNE Wind AG	13,868	315,840
Progress-Werk Oberkirch AG (d)	822	27,605
ProSiebenSat.1 Media SE (d)	59,262	529,692
PSI Software AG (d)	4,019	96,697
PVA TePla AG (a)	2,716	53,821
q.beyond AG (a)	24,973	20,582
R Stahl AG (a)	1,594	28,663
Rational AG	106	62,824
Rheinmetall AG	704	140,226
SAF-Holland SE	12,261	115,661
Salzgitter AG	10,956	334,411
Scout24 SE	14,883	747,765
Secunet Security Networks AG (d)	391	82,341
SGL Carbon SE (a) (d)	8,945	66,384
Siltronic AG	6,867	500,540
Sirius Real Estate, Ltd.	202,692	180,607
Sixt SE	4,289	394,543
SMA Solar Technology AG (a)	2,848	203,775
Software AG	17,469	452,054
Softwareone Holding AG (a)	16,598	234,997
Stabilus SE	6,982	469,930
STRATEC SE (d)	1,553	134,877
Stroeer SE & Co. KGaA (d)	8,363	389,137
Suedzucker AG	21,506	376,134

Germany—(Continued)
Surteco Group SE	2,209	45,151
Suss Microtec SE (d)	6,216	100,852
Synlab AG	2,964	35,965
TAG Immobilien AG	52,366	339,044
Takkt AG	11,656	168,963
TeamViewer AG (144A) (a)	33,024	425,863
Technotrans SE (d)	2,573	70,133
ThyssenKrupp AG	93,759	572,121
Traffic Systems SE	1,794	48,876
United Internet AG	8,970	181,355
Varta AG (d)	2,851	68,726
VERBIO Vereinigte BioEnergie AG	9,187	595,970
Vitesco Technologies Group AG - Class A (a)	1,976	114,725
Vossloh AG	3,384	141,617
Wacker Neuson SE	10,321	180,538
Washtec AG	3,673	135,828
Westwing Group SE (a) (d)	1,155	11,875
Wuestenrot & Wuerttembergische AG	4,932	81,576

		30,096,134

Ghana—0.0%
Tullow Oil plc (a)	488,272	217,945

Greece—0.0%
Okeanis Eco Tankers Corp. (144A) (a) (d)	983	17,032

Greenland—0.0%
Gronlandsbanken A/S	140	11,893

Guernsey, Channel Islands—0.0%
Raven Property Group, Ltd. (a) (b) (c)	112,611	0

Hong Kong—2.2%
Aceso Life Science Group, Ltd. (a)	1,001,000	15,389
Aeon Credit Service Asia Co., Ltd.	44,000	27,929
Aidigong Maternal & Child Health, Ltd. (a) (d)	180,000	10,033
Allied Group, Ltd.	382,000	89,560
APAC Resources, Ltd.	84,990	12,413
Apollo Future Mobility Group, Ltd. (a) (d)	348,000	10,745
Applied Development Holdings, Ltd. (a)	390,000	4,297
Asia Financial Holdings, Ltd.	88,000	38,896
Asia Standard International Group, Ltd. (a)	296,000	24,580
ASMPT, Ltd.	62,100	442,726
Associated International Hotels, Ltd.	14,000	15,784
Bank of East Asia, Ltd. (The)	85,823	103,464
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
BOCOM International Holdings Co., Ltd.	117,000	8,357
Brightoil Petroleum Holdings, Ltd. (a) (b) (c)	591,000	0
Build King Holdings, Ltd.	160,000	17,170
Burwill Holdings, Ltd. (a) (b) (c)	1,566,000	0
C-Mer Eye Care Holdings, Ltd. (a) (d)	74,000	46,151
Cadeler A/S (a)	3,200	12,470
Cafe de Coral Holdings, Ltd. (d)	106,000	202,368
Century City International Holdings, Ltd. (a)	616,000	23,616
Chen Hsong Holdings	150,000	34,489
Cheuk Nang Holdings, Ltd.	108,566	30,183

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Chevalier International Holdings, Ltd.	75,139	$67,578
China Baoli Technologies Holdings, Ltd. (a)	28,500	314
China Best Group Holding, Ltd. (a)	45,000	2,537
China Energy Development Holdings, Ltd. (a)	3,376,000	54,422
China Motor Bus Co., Ltd.	4,800	42,931
China Solar (a) (b) (c)	162,000	0
China Star Entertainment, Ltd. (a)	378,000	34,384
China Tonghai International Financial, Ltd. (a)	180,000	4,312
Chinese Estates Holdings, Ltd. (a)	151,000	48,759
Chinney Investment, Ltd.	8,000	1,189
Chow Sang Sang Holdings International, Ltd.	111,000	147,054
Chuang’s China Investments, Ltd.	511,500	17,328
Chuang’s Consortium International, Ltd.	382,357	34,733
CK Life Sciences International Holdings, Inc. (d)	304,000	30,772
CMBC Capital Holdings, Ltd.	19,000	5,276
CNT Group, Ltd.	246,000	11,661
Convenience Retail Asia, Ltd.	36,000	3,776
Convoy Global Holdings (b) (c)	1,314,000	5,269
Cowell e Holdings, Inc. (a) (d)	39,000	53,815
Crystal International Group, Ltd. (144A)	29,500	9,150
CSC Holdings Ltd. (a)	4,927,500	20,782
CSI Properties, Ltd.	2,274,023	37,000
Dah Sing Banking Group, Ltd.	139,071	99,715
Dah Sing Financial Holdings, Ltd.	45,460	104,840
Dickson Concepts International, Ltd.	87,500	46,688
DMX Technologies Group, Ltd. (a) (b) (c)	186,000	0
Dynamic Holdings, Ltd.	20,000	22,939
Eagle Nice International Holdings, Ltd.	80,000	41,564
EC Healthcare (d)	59,000	60,704
EcoGreen International Group, Ltd. (a) (b) (c)	118,800	10,844
Emperor Entertainment Hotel, Ltd. (a)	235,000	17,669
Emperor International Holdings, Ltd.	529,250	44,880
Emperor Watch & Jewellery, Ltd.	1,520,000	34,921
Energy Development (a) (b) (c)	92,000	0
ENM Holdings, Ltd. (a)	412,000	21,118
Esprit Holdings, Ltd. (a)	889,275	95,716
Fairwood Holdings, Ltd.	26,500	47,386
Far East Consortium International, Ltd. (d)	436,442	104,215
First Pacific Co., Ltd.	674,000	201,218
Fosun Tourism Group (144A) (a)	14,400	21,222
G-Resources Group, Ltd.	123,180	34,180
Genting Hong Kong, Ltd. (a) (b) (c)	327,000	3,259
Get Nice Financial Group, Ltd.	104,000	9,640
Giordano International, Ltd.	446,000	98,464
Glorious Sun Enterprises, Ltd.	393,000	37,724
Gold Finance Holdings, Ltd. (a) (b) (c)	214,000	0
Gold Peak Technology Group Ltd. (a)	277,714	20,650
Golden Resources Development International, Ltd.	370,000	23,645
Good Resources Holdings, Ltd. (a) (b) (c)	420,000	0
GR Properties, Ltd. (a)	82,000	9,888
Great Eagle Holdings, Ltd. (d)	59,491	130,798
Guoco Group, Ltd.	1,000	8,520
Haitong International Securities Group, Ltd. (a) (d)	809,117	90,202
Hang Lung Group, Ltd.	209,000	384,001
Hanison Construction Holdings, Ltd.	148,009	22,034
Harbour Centre Development, Ltd. (a)	88,000	81,293
HKBN, Ltd. (d)	167,500	107,949

Hong Kong—(Continued)
HKR International, Ltd.	343,680	107,317
Hon Kwok Land Investment Co., Ltd.	140,000	35,155
Hong Kong Economic Times Holdings, Ltd.	50,000	7,046
Hong Kong Ferry Holdings Co., Ltd.	39,000	39,782
Hong Kong Technology Venture Co., Ltd,	96,000	65,996
Hongkong & Shanghai Hotels (The) (a)	110,902	115,382
Hongkong Chinese, Ltd.	510,000	32,672
Hsin Chong Group Holdings, Ltd. (a) (b) (c)	918,000	0
Hung Hing Printing Group, Ltd.	252,000	31,629
Hutchison Port Holdings Trust - Class U	1,123,200	217,507
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	82,219
Hypebeast, Ltd. (a)	127,500	6,439
Hysan Development Co., Ltd.	153,000	493,573
Imagi International Holdings, Ltd. (a)	90,112	3,752
International Housewares Retail Co., Ltd.	134,000	50,216
IPE Group, Ltd. (a)	285,000	21,543
IRC, Ltd. (a)	936,000	15,876
ITC Properties Group, Ltd.	182,746	23,364
Jacobson Pharma Corp., Ltd.	90,000	10,600
Johnson Electric Holdings, Ltd.	108,873	137,135
K Wah International Holdings, Ltd.	172,000	59,720
Kader Holdings Co., Ltd. (a)	104,000	6,196
Karrie International Holdings, Ltd.	140,000	26,494
Keck Seng Investments Hong Kong, Ltd.	72,000	21,201
Kerry Logistics Network, Ltd. (d)	147,500	265,555
Kerry Properties, Ltd. (d)	148,000	322,383
Kingmaker Footwear Holdings, Ltd.	102,000	13,198
Kingston Financial Group, Ltd. (a)	162,000	5,915
Kowloon Development Co., Ltd. (d)	124,000	116,789
Lai Sun Development Co., Ltd. (a)	111,919	23,860
Lai Sun Garment International, Ltd. (a)	194,634	39,149
Lam Soon Hong Kong, Ltd.	15,000	20,332
Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	207,000	29,440
Lerthai Group (a) (b) (c)	18,000	0
Lippo China Resources, Ltd.	2,106,000	28,790
Lippo, Ltd.	122,000	43,452
Liu Chong Hing Investment, Ltd.	78,000	69,892
Luk Fook Holdings International, Ltd.	113,000	335,810
Lung Kee Bermuda Holdings	90,000	31,076
Magnificent Hotel Investment, Ltd. (a)	1,310,000	20,811
Man Wah Holdings, Ltd. (d)	319,600	314,645
Mandarin Oriental International, Ltd. (a)	67,000	128,714
Mason Group Holdings, Ltd. (a)	7,685,000	29,537
Matrix Holdings, Ltd.	36,000	12,453
Melco International Development, Ltd. (a)	165,000	179,121
MH Development, Ltd. (a) (b) (c)	124,000	0
Midland Holdings, Ltd. (a)	178,010	17,936
Miramar Hotel & Investment	51,000	79,589
Modern Dental Group, Ltd.	79,000	24,395
Nameson Holdings, Ltd.	130,000	8,161
National Electronic Holdings, Ltd.	182,600	21,990
New Huo Technology Holdings, Ltd. (a)	10,500	3,562
Newocean Energy Holdings, Ltd. (a) (b) (c)	398,000	744
Nissin Foods Co., Ltd. (d)	47,000	40,288
NWS Holdings, Ltd.	279,000	241,302
Oriental Watch Holdings	120,484	62,978

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Oshidori International Holdings, Ltd. (a) (d)	1,068,000	$38,203
Pacific Andes International Holdings, Ltd. (a) (b) (c)	1,819,984	0
Pacific Basin Shipping, Ltd.	1,337,000	452,308
Pacific Century Premium Developments, Ltd. (a)	49,788	2,389
Pacific Textiles Holdings, Ltd.	266,000	87,055
Paliburg Holdings, Ltd. (a)	208,000	49,081
Paradise Entertainment, Ltd. (a)	168,000	15,066
PC Partner Group, Ltd.	54,000	34,182
PCCW, Ltd.	576,582	260,035
Perfect Medical Health Management, Ltd.	108,000	56,426
Pico Far East Holdings, Ltd.	318,000	52,559
Playmates Holdings, Ltd.	460,000	33,005
PT International Development Co., Ltd. (a)	186,000	4,051
Public Financial Holdings, Ltd.	166,000	51,142
Realord Group Holdings, Ltd. (a)	20,000	22,702
Regal Hotels International Holdings, Ltd. (a)	126,000	51,656
Regina Miracle International Holdings, Ltd. (144A)	71,000	32,988
Sa Sa International Holdings, Ltd. (a)	96,000	22,388
Samson Holding, Ltd.	146,000	5,798
SAS Dragon Holdings, Ltd.	140,000	62,777
SEA Holdings, Ltd.	63,896	27,423
Shangri-La Asia, Ltd. (a)	234,000	191,740
Shin Hwa World, Ltd. (a)	310,800	9,956
Shun Ho Property Investments, Ltd. (a)	21,615	3,102
Shun Tak Holdings, Ltd. (a)	379,500	81,695
Singamas Container Holdings, Ltd.	506,000	47,182
SmarTone Telecommunications Holdings, Ltd.	124,888	75,368
Soundwill Holdings, Ltd.	41,500	36,340
South China Holdings Co., Ltd. (a)	1,240,000	7,308
Stella International Holdings, Ltd.	141,000	132,597
Sun Hung Kai & Co., Ltd.	153,440	57,413
SUNeVision Holdings, Ltd.	176,000	94,666
TAI Cheung Holdings, Ltd.	192,000	108,076
Tan Chong International, Ltd.	63,000	12,510
Tao Heung Holdings, Ltd.	204,000	23,755
Television Broadcasts, Ltd. (a) (d)	97,700	46,140
Texwinca Holdings, Ltd.	300,000	47,987
Tradelink Electronic Commerce, Ltd.	256,000	28,807
Transport International Holdings, Ltd.	62,602	91,745
United Laboratories International Holdings, Ltd. (The)	241,000	150,447
Upbest Group, Ltd.	16,000	1,127
Value Partners Group, Ltd.	215,000	79,345
Valuetronics Holdings, Ltd.	89,790	34,898
Vedan International Holdings, Ltd. (a)	296,000	20,857
Vitasoy International Holdings, Ltd.	162,000	332,974
VPower Group International Holdings, Ltd. (144A) (a)	53,251	3,108
VSTECS Holdings, Ltd.	231,200	133,305
VTech Holdings, Ltd.	42,200	271,145
Wai Kee Holdings, Ltd.	54,000	14,325
Wang On Group, Ltd. (a)	2,200,000	11,522
Wealthking Investments, Ltd. (a)	284,000	14,727
Wing On Co. International, Ltd.	46,000	78,263
Wing Tai Properties, Ltd.	210,000	94,165
Yue Yuen Industrial Holdings, Ltd.	164,000	228,374
Yunfeng Financial Group, Ltd. (a)	34,000	4,673
Zhaobangji Properties Holdings, Ltd. (a)	184,000	9,901

		11,925,006

India—0.0%
Rhi Magnesita NV	3,120	83,879

Ireland—0.7%
AIB Group plc	22,853	88,091
Bank of Ireland Group plc	205,879	1,952,083
C&C Group plc (a) (d)	120,783	255,048
Cairn Homes plc	121,611	113,155
COSMO Pharmaceuticals NV	1,257	83,147
Dalata Hotel Group plc (a)	23,703	82,621
FBD Holdings plc	10,350	122,485
Glanbia plc	31,805	405,796
Glenveagh Properties plc (144A) (a)	89,923	81,543
Greencore Group plc (a)	159,206	123,327
Hostelworld Group plc (144A) (a)	16,696	23,256
Irish Continental Group plc	30,411	139,157
Permanent TSB Group Holdings plc (a)	15,086	29,296

		3,499,005

Isle of Man—0.0%
Hansard Global plc	2,566	1,224
Strix Group plc (d)	23,629	23,443

		24,667

Israel—1.4%
Abra Information Technologies Ltd. (a)	7,868	8,555
Adgar Investment and Development, Ltd.	11,788	17,495
Afcon Holdings, Ltd.	771	32,109
AFI Properties, Ltd. (a)	3,584	105,674
Africa Israel Residences, Ltd.	880	38,924
Airport City, Ltd. (a)	1	8
Allot, Ltd. (a)	10,216	35,497
Alrov Properties and Lodgings, Ltd.	2,507	131,709
Arad, Ltd.	2,224	27,806
Ashtrom Group, Ltd.	1	5
AudioCodes, Ltd.	5,714	102,217
Aura Investments, Ltd.	3,293	5,171
Avgol Industries 1953, Ltd. (a)	27,883	14,156
Azorim-Investment Development & Construction Co., Ltd.	27,784	89,215
Bet Shemesh Engines Holdings, Ltd. (a)	2,139	47,598
BioLine RX, Ltd. (a)	1	0
Blue Square Real Estate, Ltd.	1,940	114,499
Camtek, Ltd. (a)	810	17,582
Carasso Motors, Ltd.	5,984	34,506
Cellcom Israel, Ltd. (a)	24,928	129,360
Ceragon Networks, Ltd. (a) (d)	14,799	28,266
Clal Insurance Enterprises Holdings, Ltd. (a)	11,244	189,341
Compugen, Ltd. (a)	1,588	1,093
Danel Adir Yeoshua, Ltd.	1,759	137,586
Delek Automotive Systems, Ltd.	12,832	150,401
Delta Galil, Ltd.	3,185	133,455
Dor Alon Energy in Israel, Ltd.	2,364	62,463
Duniec Brothers, Ltd.	100	4,965
Electra Consumer Products 1970, Ltd.	1,793	51,763
Electra Real Estate, Ltd.	6,750	64,890
Equital, Ltd. (a)	8,953	266,655
FMS Enterprises Migun, Ltd.	1,295	43,592

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Formula Systems 1985, Ltd.	3,277	$237,601
Fox Wizel, Ltd.	1,176	107,677
Gav-Yam Lands Corp., Ltd.	18,811	146,616
Gilat Satellite Networks, Ltd. (a)	9,844	55,029
Globrands, Ltd.	93	9,847
Harel Insurance Investments & Financial Services, Ltd.	8,727	76,969
Hilan, Ltd.	4,492	223,100
IDI Insurance Co., Ltd.	2,662	57,562
IES Holdings, Ltd.	569	38,549
Ilex Medical, Ltd.	959	26,139
Infinya Ltd.	1,104	108,306
Inrom Construction Industries, Ltd.	22,474	85,406
Isracard, Ltd.	22,812	66,319
Israel Canada T.R., Ltd.	30,064	65,408
Israel Land Development Co., Ltd. (The)	3,950	43,568
Isras Investment Co., Ltd.	541	103,887
Issta, Ltd.	1,175	32,233
Kamada, Ltd. (a)	11,729	45,979
Kerur Holdings, Ltd.	2,088	46,357
Klil Industries, Ltd.	315	19,892
Lahav L.R. Real Estate, Ltd. (a)	7,734	7,482
Levinstein Properties, Ltd.	1,208	25,771
M Yochananof & Sons, Ltd.	586	31,485
Magic Software Enterprises, Ltd.	9,462	150,787
Malam - Team, Ltd.	3,350	71,320
Matrix IT, Ltd.	7,868	164,072
Mediterranean Towers, Ltd.	28,011	64,899
Mega Or Holdings, Ltd.	4,941	136,328
Mehadrin, Ltd. (a)	108	3,539
Meitav Dash Investments, Ltd. (a)	8,613	27,759
Menora Mivtachim Holdings, Ltd.	8,846	172,439
Migdal Insurance & Financial Holding, Ltd. (a)	94,179	107,423
Mivtach Shamir Holdings, Ltd.	1,966	44,464
Mizrahi Tefahot Bank, Ltd.	1	30
Naphtha Israel Petroleum Corp., Ltd. (a)	14,775	67,963
Nawi Brothers, Ltd.	4,888	34,251
Neto Malinda Trading, Ltd. (a)	783	19,366
Neto ME Holdings, Ltd. (a)	788	22,144
Novolog, Ltd.	43,939	34,522
NR Spuntech Industries, Ltd. (a)	3,848	3,956
Oil Refineries, Ltd.	418,554	146,555
One Software Technologies, Ltd.	9,000	125,232
Partner Communications Co., Ltd. (a)	36,424	262,243
Paz Oil Co., Ltd. (a)	2,185	272,140
Perion Network, Ltd. (a)	7,105	177,783
Plasson Industries, Ltd.	1,078	47,971
Plus500, Ltd.	25,321	551,566
Prashkovsky Investments and Construction, Ltd.	569	13,099
Priortech, Ltd. (a)	2,244	39,502
Rami Levi Chain Stores Hashikma Marketing, Ltd.	2,198	153,833
Sano-Brunos Enterprises, Ltd. (a)	46	3,112
Scope Metals Group, Ltd.	1,844	68,751
Shikun & Binui, Ltd. (a)	6	16
Summit Real Estate Holdings, Ltd.	8,001	101,030
Suny Cellular Communication, Ltd.	16,495	7,599
Tadiran Group, Ltd.	855	85,748
Tel Aviv Stock Exchange, Ltd.	12,781	76,354

Israel—(Continued)
Telsys, Ltd.	402	22,318
Tera Light, Ltd. (a)	8,846	11,986
Tremor International, Ltd. (ADR) (a)	7,429	47,917
Victory Supermarket Chain, Ltd.	589	6,766
YH Dimri Construction & Development, Ltd.	1,750	108,802

		7,203,323

Italy—3.6%
A2A S.p.A.	383,540	512,585
ACEA S.p.A.	15,403	213,421
Aeffe S.p.A. (a)	11,359	15,080
Anima Holding S.p.A. (144A)	92,515	371,628
Aquafil S.p.A.	3,537	23,243
Arnoldo Mondadori Editore S.p.A.	54,123	104,735
Ascopiave S.p.A.	19,908	51,102
Autostrade Meridionali S.p.A.	777	9,581
Avio S.p.A. (d)	6,077	62,228
Azimut Holding S.p.A.	33,841	758,918
Banca Farmafactoring S.p.A. (144A)	25,343	200,767
Banca Generali S.p.A.	19,702	678,079
Banca IFIS S.p.A.	7,714	110,269
Banca Mediolanum S.p.A.	47,767	399,050
Banca Popolare dell’Emilia Romagna SC	310,312	635,986
Banca Popolare di Sondrio SPA	161,515	652,474
Banca Profilo S.p.A. (d)	117,883	24,995
Banca Sistema S.p.A. (144A) (d)	13,168	21,593
Banco BPM S.p.A.	456,529	1,630,528
Banco di Desio e della Brianza S.p.A. (d)	20,306	66,296
Brembo S.p.A.	35,796	401,435
Brunello Cucinelli S.p.A.	9,914	735,640
Buzzi Unicem S.p.A.	30,531	590,141
Cairo Communication S.p.A.	25,255	40,257
Carel Industries S.p.A. (144A)	6,872	172,737
Cementir Holding NV	18,579	122,061
CIR SpA-Compagnie Industriali (a) (d)	315,684	146,685
Credito Emiliano S.p.A.	23,832	168,879
d’Amico International Shipping S.A. (a)	115,150	46,029
Danieli & C Officine Meccaniche S.p.A.	4,407	98,072
De’Longhi S.p.A.	17,430	390,528
DeA Capital S.p.A. (a)	32,300	51,233
doValue S.p.A. (144A)	7,705	58,972
El.En. S.p.A.	736	11,270
Elica S.p.A. (d)	11,044	35,100
Emak S.p.A. (d)	23,063	28,786
Enav S.p.A. (144A)	19,304	81,986
ERG S.p.A.	5,207	161,850
Esprinet S.p.A.	12,105	87,046
Eurotech S.p.A. (a) (d)	13,076	40,074
Fila S.p.A.	3,057	22,817
Fincantieri S.p.A. (a) (d)	93,136	52,927
FNM S.p.A. (a)	55,327	25,148
Geox S.p.A. (a)	34,378	29,576
Gruppo MutuiOnline S.p.A.	8,426	237,746
Hera S.p.A.	272,570	736,931
Illimity Bank S.p.A. (a)	12,140	89,834
IMMSI S.p.A. (d)	51,196	22,455

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Interpump Group S.p.A.	12,568	$569,334
Iren S.p.A.	217,068	342,183
Italgas S.p.A.	151,950	842,579
Italmobiliare S.p.A.	4,207	115,217
Iveco Group NV (a)	15,053	89,366
IVS Group S.A. (d)	7,886	30,970
KME Group S.p.A. (a)	80,757	47,226
Leonardo S.p.A.	109,842	946,831
LU-VE S.p.A.	1,991	59,994
Maire Tecnimont S.p.A.	42,334	140,333
Openjobmetis S.p.A. agenzia per il lavoro	1,209	10,722
OVS S.p.A. (144A)	72,276	163,508
Pharmanutra S.p.A.	826	55,036
Piaggio & C S.p.A.	60,717	182,572
Pirelli & C S.p.A. (144A)	101,331	433,102
Prima Industrie S.p.A.	1,853	49,198
RAI Way S.p.A. (144A)	24,727	143,358
Reply S.p.A.	6,087	700,055
Rizzoli Corriere Della Sera Mediagroup S.p.A.	39,016	28,002
Sabaf S.p.A.	3,059	54,705
SAES Getters S.p.A.	1,511	38,195
Safilo Group S.p.A. (a)	12,212	19,863
Salvatore Ferragamo S.p.A. (d)	10,353	183,249
Saras S.p.A. (a)	169,450	208,899
Sesa S.p.A.	2,065	257,410
Sogefi S.p.A. (a)	24,822	24,689
SOL S.p.A.	11,001	208,166
Tamburi Investment Partners S.p.A. (d)	30,449	238,445
Technogym S.p.A. (144A)	31,905	243,711
Telecom Italia S.p.A. (a)	270,568	62,866
Tinexta S.p.A. (d)	6,919	169,358
TXT e-solutions S.p.A. (a) (d)	2,997	41,149
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unieuro S.p.A. (144A) (d)	3,192	41,950
Unipol Gruppo S.p.A.	133,549	650,389
UnipolSai Assicurazioni S.p.A.	22,084	54,337
Webuild S.p.A. (d)	70,140	103,231
Zignago Vetro S.p.A.	6,769	102,103

		18,881,074

Japan—25.0%
&Do Holdings Co., Ltd.	1,400	8,297
77 Bank, Ltd. (The)	17,700	297,635
A&D HOLON Holdings Co., Ltd.	6,000	45,887
A/S One Corp.	6,700	293,911
Access Co., Ltd. (a)	7,300	45,476
Achilles Corp.	4,800	45,347
Ad-sol Nissin Corp.	1,900	19,468
Adastria Co., Ltd.	8,040	142,454
ADEKA Corp.	24,400	396,993
Adtec Plasma Technology Co., Ltd. (d)	600	7,237
Advan Group Co., Ltd.	6,700	43,431
Advance Create Co., Ltd.	1,600	12,970
Advanced Media, Inc. (a)	1,200	10,956
Adventure, Inc. (d)	600	42,217
Aeon Delight Co., Ltd.	6,200	142,336

Japan—(Continued)
Aeon Fantasy Co., Ltd.	2,400	49,064
AEON Financial Service Co., Ltd.	7,200	76,475
Aeon Hokkaido Corp.	4,800	40,580
Aeon Kyushu Co. Ltd.	600	11,078
Aeria, Inc. (d)	2,200	6,534
AFC-HD AMS Life Science Co., Ltd.	1,900	10,887
Agro-Kanesho Co., Ltd. (d)	1,000	12,531
Ahresty Corp.	9,200	31,551
Ai Holdings Corp. (d)	10,200	161,129
Aica Kogyo Co., Ltd.	13,000	307,012
Aichi Corp.	10,800	63,467
Aichi Financial Group, Inc.	12,558	220,276
Aichi Steel Corp.	3,200	52,652
Aichi Tokei Denki Co., Ltd.	3,000	30,437
Aida Engineering, Ltd.	16,900	99,302
Aiful Corp.	60,500	182,160
Ain Holdings, Inc.	5,700	261,429
Ainavo Holdings Co., Ltd.	1,100	8,356
Aiphone Co., Ltd.	3,800	53,095
Airport Facilities Co., Ltd.	7,500	29,564
Airtrip Corp.	2,500	46,506
Aisan Industry Co., Ltd.	10,400	54,221
AIT Corp.	1,600	16,920
Aizawa Securities Group Co., Ltd.	11,000	57,482
Ajis Co., Ltd.	500	8,364
Akatsuki Corp.	8,100	18,986
Akatsuki, Inc.	2,100	35,138
Akebono Brake Industry Co., Ltd. (a)	17,400	19,719
Akita Bank, Ltd. (The)	4,100	59,576
Albis Co., Ltd.	1,600	29,219
Alconix Corp.	6,400	64,544
Alinco, Inc.	4,600	34,799
Alleanza Holdings Co., Ltd.	1,400	10,559
Alpen Co., Ltd.	4,800	71,328
Alpha Corp.	2,200	15,419
AlphaPolis Co., Ltd. (a)	400	6,906
Alps Alpine Co., Ltd.	23,200	211,464
Alps Logistics Co., Ltd.	6,000	52,329
Altech Corp.	4,520	72,233
Amano Corp.	14,400	264,384
Amiyaki Tei Co., Ltd. (d)	1,100	24,255
Amuse, Inc.	2,800	37,090
Amvis Holdings, Inc.	3,700	94,114
Anabuki Kosan, Inc. (d)	800	11,703
Anest Iwata Corp.	10,400	67,689
AnGes, Inc. (a) (d)	13,200	12,267
Anicom Holdings, Inc.	15,600	68,914
Anritsu Corp.	39,400	382,191
AOI Electronics Co., Ltd.	1,100	15,169
AOKI Holdings, Inc.	12,500	65,127
Aoyama Trading Co., Ltd.	14,500	101,515
Aoyama Zaisan Networks Co., Ltd.	2,800	23,037
Aozora Bank, Ltd.	2,500	49,228
Apaman Co., Ltd.	2,100	7,322
Arakawa Chemical Industries, Ltd.	4,600	33,925
Arata Corp.	4,200	133,133
Arcland Service Holdings Co., Ltd. (d)	4,000	65,825

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
ARCLANDS Corp.	2,200	$26,278
Arcs Co., Ltd.	13,364	223,568
Arealink Co., Ltd.	3,100	42,038
Argo Graphics, Inc.	4,800	134,501
Arisawa Manufacturing Co., Ltd.	10,600	104,453
ARTERIA Networks Corp.	4,700	44,332
Artiza Networks, Inc.	1,800	12,821
Artnature, Inc.	5,000	28,593
Aruhi Corp.	2,000	15,409
Asahi Broadcasting Group Holdings Corp.	2,400	11,684
Asahi Co., Ltd.	4,500	47,038
Asahi Diamond Industrial Co., Ltd.	17,700	90,037
Asahi Holdings, Inc.	20,000	290,897
Asahi Intelligence Service Co., Ltd.	100	875
Asahi Kogyosha Co., Ltd.	2,400	37,540
Asahi Net, Inc.	5,000	21,615
Asahi Printing Co., Ltd.	400	2,577
ASAHI YUKIZAI Corp.	5,000	105,517
Asahipen Corp.	400	5,919
Asanuma Corp.	4,800	110,013
Asax Co., Ltd.	5,400	24,373
Ascentech K.K.	1,400	4,639
Ashimori Industry Co., Ltd.	1,600	13,530
Asia Pile Holdings Corp.	3,800	15,689
ASKA Pharmaceutical Holdings Co., Ltd.	7,500	74,094
ASKUL Corp.	9,200	119,511
Astena Holdings Co., Ltd.	9,000	28,897
Atrae, Inc. (a)	3,200	27,921
Atsugi Co., Ltd. (a)	6,100	18,309
Aucnet, Inc. (d)	2,700	37,311
Autobacs Seven Co., Ltd.	20,400	223,867
Aval Data Corp.	500	14,875
Avant Group Corp.	5,800	59,562
Avantia Co., Ltd.	3,000	18,061
Avex, Inc.	7,600	96,987
Awa Bank, Ltd. (The)	10,300	167,142
Axell Corp.	3,800	48,346
Axial Retailing, Inc.	5,100	131,693
Axyz Co., Ltd.	500	10,996
AZ-COM Maruwa Holdings, Inc.	7,400	87,871
Bando Chemical Industries, Ltd.	12,000	86,580
Bank of Iwate, Ltd. (The)	5,400	80,886
Bank of Kochi, Ltd. (The)	1,600	8,655
Bank of Nagoya, Ltd. (The)	3,600	90,916
Bank of Saga, Ltd. (The)	5,100	68,954
Bank of the Ryukyus, Ltd.	15,800	105,015
Baroque Japan, Ltd.	3,100	19,413
Base Co., Ltd.	600	15,951
Beauty Garage, Inc.	800	20,612
Belc Co., Ltd.	2,800	121,791
Bell System24 Holdings, Inc.	8,200	85,135
Belluna Co., Ltd.	16,800	87,008
Benesse Holdings, Inc.	16,500	252,131
BeNEXT Group, Inc.	3,600	46,078
Bengo4.com, Inc. (a) (d)	1,400	27,216
Bic Camera, Inc.	18,000	175,803
Bike O & Co., Ltd. (d)	1,600	12,408

Japan—(Continued)
BML, Inc.	7,200	182,198
Bookoff Group Holdings, Ltd.	3,500	36,716
Bourbon Corp.	2,100	34,202
BP Castrol KK	2,600	17,760
Br Holdings Corp.	7,400	18,525
BrainPad, Inc. (a)	3,300	18,622
Broadleaf Co., Ltd.	10,700	35,574
Bull-Dog Sauce Co., Ltd. (d)	1,200	16,609
Bunka Shutter Co., Ltd.	19,000	159,123
Business Brain Showa-Ota, Inc.	2,600	36,445
Business Engineering Corp.	800	14,608
BuySell Technologies Co., Ltd. (d)	400	16,109
C Uyemura & Co., Ltd.	3,800	174,308
C.I. Takiron Corp.	16,300	62,191
CAC Holdings Corp. (d)	4,400	47,731
Canare Electric Co., Ltd.	800	8,661
Canon Electronics, Inc.	6,000	68,798
Careerlink Co., Ltd.	1,000	21,551
Carenet, Inc.	3,600	30,319
Carlit Holdings Co., Ltd.	7,300	42,970
Carta Holdings, Inc. (d)	900	10,819
Casa, Inc.	1,000	6,686
Cawachi, Ltd.	4,000	67,923
CDS Co., Ltd. (d)	700	9,631
CellSource Co., Ltd. (a) (d)	600	18,302
Celsys ,Inc. (d)	6,900	35,208
Central Automotive Products, Ltd.	3,000	56,027
Central Glass Co., Ltd.	8,200	175,519
Central Security Patrols Co., Ltd.	2,300	40,739
Central Sports Co., Ltd.	2,400	44,080
Ceres, Inc. (d)	1,600	10,648
Change, Inc.	5,500	90,821
Charm Care Corp.	3,800	36,458
Chiba Kogyo Bank, Ltd. (The)	16,000	55,360
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	25,913
Chino Corp.	2,700	36,019
Chiyoda Co., Ltd.	5,800	34,552
Chiyoda Corp. (a) (d)	38,700	105,659
Chiyoda Integre Co., Ltd.	3,900	63,731
Chofu Seisakusho Co., Ltd.	5,700	83,417
Chori Co., Ltd.	4,300	70,819
Chubu Shiryo Co., Ltd.	6,800	56,360
Chudenko Corp.	8,200	129,762
Chuetsu Pulp & Paper Co., Ltd.	1,900	13,813
Chugai Ro Co., Ltd.	1,400	17,243
Chugin Financial Group, Inc.	36,700	267,289
Chugoku Electric Power Co., Inc. (The) (a)	15,700	80,417
Chugoku Marine Paints, Ltd.	13,000	93,766
Chuo Gyorui Co., Ltd.	200	4,686
Chuo Spring Co., Ltd.	4,300	23,517
Citizen Watch Co., Ltd.	72,900	328,189
CKD Corp.	9,700	138,665
Cleanup Corp.	7,300	35,709
CMIC Holdings Co., Ltd.	3,900	52,674
CMK Corp.	15,500	54,304
COLOPL, Inc.	7,200	34,443
Colowide Co., Ltd. (d)	19,300	261,271

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Como Co., Ltd.	400	$8,314
Computer Engineering & Consulting, Ltd.	1,500	17,459
Computer Institute of Japan, Ltd.	4,080	27,680
Comture Corp. (d)	5,900	107,985
CONEXIO Corp.	4,600	66,503
Core Corp.	2,500	27,712
Corona Corp.	4,400	29,282
Cosel Co., Ltd.	8,100	62,225
Cosmo Energy Holdings Co., Ltd.	2,800	74,052
Cosmos Initia Co., Ltd.	3,500	12,875
Cota Co., Ltd.	4,977	64,103
CRE, Inc.	2,100	17,794
Create Medic Co., Ltd.	1,800	12,056
Create Restaurants Holdings, Inc. (d)	29,400	203,807
Create SD Holdings Co., Ltd.	5,600	139,769
Credit Saison Co., Ltd.	8,600	111,427
Creek & River Co., Ltd.	3,900	57,769
Cresco, Ltd.	4,000	53,109
Cross Cat Co., Ltd.	1,400	14,170
CTI Engineering Co., Ltd.	3,900	95,360
CTS Co., Ltd.	7,700	47,443
Cube System, Inc.	2,500	19,827
Curves Holdings Co., Ltd. (d)	13,000	85,044
Cyber Com Co., Ltd.	1,100	12,854
Cybozu, Inc. (d)	5,300	97,842
Dai Nippon Toryo Co., Ltd.	7,800	44,627
Dai-Dan Co., Ltd.	4,600	76,811
Daicel Corp.	46,500	336,916
Daido Kogyo Co., Ltd.	2,000	11,203
Daido Metal Co., Ltd.	13,400	48,372
Daido Steel Co., Ltd.	7,600	247,602
Daihatsu Diesel Manufacturing Co., Ltd.	6,700	25,896
Daihen Corp.	5,600	163,169
Daiho Corp.	3,800	113,706
Daiichi Jitsugyo Co., Ltd.	2,800	93,551
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	38,532
Daiken Corp.	4,100	64,994
Daiken Medical Co., Ltd.	4,400	15,017
Daiki Aluminium Industry Co., Ltd.	9,000	84,820
Daiki Axis Co., Ltd. (d)	1,300	6,646
Daiko Denshi Tsushin, Ltd.	1,300	4,591
Daikoku Denki Co., Ltd.	2,700	41,000
Daikokutenbussan Co., Ltd.	1,300	53,185
Daikyonishikawa Corp.	11,600	48,743
Dainichi Co., Ltd.	4,100	20,532
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	51,738
Daio Paper Corp.	16,200	124,883
Daiohs Corp.	800	9,114
Daiseki Co., Ltd.	12,839	442,086
Daishi Hokuetsu Financial Group, Inc.	10,300	224,802
Daishinku Corp.	10,400	54,154
Daisue Construction Co., Ltd.	2,300	20,291
Daito Bank, Ltd. (The)	5,200	26,960
Daito Pharmaceutical Co., Ltd.	3,960	75,295
Daitron Co., Ltd.	2,400	41,329
Daiwa Industries, Ltd. (d)	11,000	93,525
Daiwabo Holdings Co., Ltd.	26,000	381,578

Japan—(Continued)
DCM Holdings Co., Ltd.	33,100	302,951
Dear Life Co., Ltd.	7,500	35,081
Delica Foods Holdings Co., Ltd.	600	2,157
DeNA Co., Ltd.	19,200	256,139
Densan System Holdings Co., Ltd. (d)	1,700	28,085
Denyo Co., Ltd.	4,800	56,848
Dexerials Corp.	15,300	297,090
DIC Corp. (d)	14,500	254,609
Digital Arts, Inc. (d)	2,900	123,001
Digital Garage, Inc.	7,800	268,140
Digital Holdings, Inc.	2,100	19,484
Digital Information Technologies Corp.	2,100	28,668
Dip Corp.	9,500	272,170
Direct Marketing MiX, Inc.	3,000	35,141
DKK Co., Ltd.	3,300	49,948
DKS Co., Ltd.	2,800	41,399
DMG Mori Co., Ltd. (d)	31,300	413,066
DMW Corp.	700	16,250
Doshisha Co., Ltd.	7,400	90,988
Double Standard, Inc.	1,400	23,742
Doutor Nichires Holdings Co., Ltd.	7,600	98,979
Drecom Co., Ltd. (d)	2,700	16,346
DTS Corp.	11,700	262,990
Duskin Co., Ltd.	12,500	283,669
DyDo Group Holdings, Inc.	3,200	116,037
E-Guardian, Inc.	2,400	48,469
Eagle Industry Co., Ltd.	7,800	63,689
Earth Corp. (d)	2,500	95,691
EAT&Holdings Co., Ltd.	1,400	24,798
Ebara Foods Industry, Inc.	700	16,133
Ebara Jitsugyo Co., Ltd.	3,000	50,261
Ebase Co., Ltd.	4,800	20,257
Eco’s Co., Ltd. (d)	2,100	30,039
EDION Corp.	22,500	219,663
EF-ON, Inc.	6,100	22,569
eGuarantee, Inc.	8,200	151,229
Ehime Bank, Ltd. (The)	11,400	79,369
Eidai Co., Ltd.	10,000	16,403
Eiken Chemical Co., Ltd.	7,500	97,635
Eizo Corp.	4,400	114,975
Elan Corp.	8,200	58,019
Elecom Co., Ltd.	11,700	120,294
Elematec Corp.	6,800	80,069
EM Systems Co., Ltd.	3,500	21,435
en-japan, Inc.	8,300	151,589
Endo Lighting Corp.	2,600	14,191
Enigmo, Inc.	6,400	31,098
Enplas Corp.	2,100	61,158
Entrust, Inc.	1,500	9,346
eRex Co., Ltd.	8,000	132,351
ES-Con Japan, Ltd.	6,700	39,674
Eslead Corp.	2,700	38,091
ESPEC Corp.	6,500	93,970
Exedy Corp.	9,100	111,256
EXEO Group, Inc.	11,600	197,449
Ezaki Glico Co., Ltd. (d)	13,000	357,544
F&M Co., Ltd.	1,600	32,067

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
F-Tech, Inc.	6,000	$23,126
Faith, Inc.	2,680	10,523
FALCO HOLDINGS Co., Ltd.	3,100	41,311
FCC Co., Ltd.	10,500	107,219
FDK Corp. (a) (d)	3,600	25,154
Feed One Co., Ltd.	8,276	44,850
Ferrotec Holdings Corp.	11,700	248,029
Fibergate, Inc.	1,800	12,327
FIDEA Holdings Co., Ltd.	6,250	68,482
Financial Partners Group Co., Ltd.	14,600	123,521
FINDEX, Inc.	3,900	14,676
First Bank of Toyama, Ltd. (The) (d)	10,700	47,241
First Brothers Co., Ltd. (d)	900	5,979
First Juken Co., Ltd.	1,600	12,385
First-corp, Inc.	1,600	8,594
Fixstars Corp.	4,100	37,692
FJ Next Holdings Co., Ltd.	3,800	27,699
Focus Systems Corp.	2,900	22,413
Food & Life Cos. Ltd.	7,000	138,495
Forval Corp.	1,900	14,867
Foster Electric Co., Ltd.	7,400	46,605
FP Corp.	7,200	207,846
France Bed Holdings Co., Ltd.	9,300	66,195
FreakOut Holdings, Inc. (a)	800	9,532
Freebit Co., Ltd. (d)	2,100	15,608
Freund Corp.	2,400	12,175
FTGroup Co., Ltd.	1,500	11,999
Fudo Tetra Corp.	6,030	68,765
Fuji Co., Ltd.	6,700	92,805
Fuji Corp.	16,500	239,653
Fuji Corp., Ltd.	8,600	42,945
Fuji Corp/Miyagi	2,300	23,373
Fuji Kyuko Co., Ltd.	5,300	192,269
Fuji Media Holdings, Inc.	8,400	68,725
Fuji Oil Co., Ltd.	21,100	41,310
Fuji Oil Holdings, Inc.	10,600	164,357
Fuji Pharma Co., Ltd.	4,600	35,781
Fuji Seal International, Inc.	12,100	154,096
Fuji Soft, Inc. (d)	2,400	138,206
Fujibo Holdings, Inc.	3,300	80,942
Fujicco Co., Ltd.	6,500	94,837
Fujikura Composites, Inc.	5,800	36,665
Fujikura Kasei Co., Ltd.	9,500	29,198
Fujikura, Ltd.	44,900	340,183
Fujimi, Inc.	3,300	157,077
Fujimori Kogyo Co., Ltd.	4,900	113,083
Fujisash Co., Ltd.	24,500	12,476
Fujishoji Co., Ltd.	1,300	12,206
Fujiya Co., Ltd. (d)	3,300	63,684
FuKoKu Co., Ltd.	5,100	39,856
Fukuda Corp. (d)	2,100	70,952
Fukuda Denshi Co., Ltd.	4,200	145,905
Fukui Bank, Ltd. (The)	5,400	61,635
Fukui Computer Holdings, Inc.	2,700	53,750
Fukushima Bank, Ltd. (The)	11,200	21,907
Fukushima Galilei Co., Ltd.	3,800	120,733
Fukuyama Transporting Co., Ltd.	3,200	73,928

Japan—(Continued)
FULLCAST Holdings Co., Ltd.	5,400	116,141
Funai Soken Holdings, Inc. (d)	10,370	214,520
Furukawa Battery Co., Ltd. (The) (d)	5,000	41,010
Furukawa Co., Ltd.	10,500	100,412
Furukawa Electric Co., Ltd.	20,900	392,279
Furuno Electric Co., Ltd.	8,400	61,448
Furuya Metal Co., Ltd. (d)	1,100	73,794
Furyu Corp.	4,300	35,394
Fuso Chemical Co., Ltd.	4,600	119,112
Fuso Pharmaceutical Industries, Ltd.	2,600	39,432
Futaba Corp.	10,200	41,259
Futaba Industrial Co., Ltd.	19,600	52,757
Future Corp. (d)	11,200	140,472
Fuyo General Lease Co., Ltd.	5,100	332,609
G-7 Holdings, Inc.	5,800	72,496
G-Tekt Corp.	7,700	83,890
Gakken Holdings Co., Ltd.	6,400	45,294
Gakkyusha Co., Ltd.	2,800	38,322
Gecoss Corp.	4,600	29,189
Genki Sushi Co., Ltd.	1,600	37,406
Genky DrugStores Co., Ltd.	2,400	65,789
Geo Holdings Corp.	8,100	133,761
Gift Holdings, Inc.	800	25,180
GL Sciences, Inc.	1,300	22,696
GLOBERIDE, Inc.	5,200	99,802
Glory, Ltd.	13,000	215,585
GMO Financial Gate, Inc.	200	22,809
GMO Financial Holdings, Inc. (d)	8,000	31,146
GMO GlobalSign Holdings K.K. (d)	1,000	31,337
GMO internet group, Inc.	600	11,269
GMO Pepabo, Inc.	700	9,931
Godo Steel, Ltd.	3,500	56,722
Goldcrest Co., Ltd.	6,230	79,773
Golf Digest Online, Inc.	900	10,408
Good Com Asset Co., Ltd.	3,200	19,853
Grandy House Corp.	3,600	15,104
gremz, Inc.	900	14,377
GS Yuasa Corp.	15,900	253,861
GSI Creos Corp.	3,600	40,082
Gun-Ei Chemical Industry Co., Ltd.	1,800	32,287
GungHo Online Entertainment, Inc.	10,500	170,523
Gunma Bank, Ltd. (The)	90,700	348,082
Gunze, Ltd.	4,800	153,434
H-One Co., Ltd.	6,000	27,905
H.U. Group Holdings, Inc.	14,400	313,990
H2O Retailing Corp. (d)	24,100	235,986
HABA Laboratories, Inc.	700	12,767
Hachijuni Bank, Ltd. (The)	94,400	393,879
Hagihara Industries, Inc.	4,000	36,238
Hagiwara Electric Holdings Co., Ltd.	2,400	44,430
Hakudo Co., Ltd.	2,400	45,065
Hakuto Co., Ltd. (d)	4,900	155,809
Halows Co., Ltd.	2,100	46,364
Hamakyorex Co., Ltd.	5,600	132,996
Hamee Corp.	1,800	9,665
Handsman Co., Ltd.	800	5,852
Hanwa Co., Ltd.	9,300	262,342

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Happinet Corp.	5,000	$77,999
Hard Off Corp. Co., Ltd.	3,700	36,608
Harima Chemicals Group, Inc.	4,300	26,631
Hashimoto Sogyo Holdings Co. Ltd.	1,400	10,965
Hazama Ando Corp. (d)	54,490	346,382
Hearts United Group Co., Ltd.	2,600	35,356
Heiwa Corp.	15,000	282,816
Heiwa Real Estate Co., Ltd.	6,500	180,199
Heiwado Co., Ltd.	8,700	141,594
Helios Techno Holding Co., Ltd.	2,900	9,923
Hennge KK (a) (d)	600	4,222
HI-LEX Corp.	5,500	45,111
Hibiya Engineering, Ltd.	5,800	84,125
Himaraya Co., Ltd.	2,600	18,445
Hioki EE Corp. (d)	3,000	144,640
Hirakawa Hewtech Corp.	2,000	16,966
Hirano Tecseed Co., Ltd.	1,300	22,525
Hirata Corp.	1,000	41,587
Hirogin Holdings, Inc.	69,200	348,097
Hirose Tusyo, Inc.	300	5,657
Hiroshima Electric Railway Co., Ltd.	1,500	9,349
Hiroshima Gas Co., Ltd.	7,000	18,278
Hisaka Works, Ltd.	7,000	43,187
Hitachi Zosen Corp.	50,600	315,111
Hito Communications Holdings, Inc. (d)	1,700	19,668
Hochiki Corp.	4,600	48,782
Hodogaya Chemical Co., Ltd.	1,800	38,608
Hogy Medical Co., Ltd. (d)	3,700	95,391
Hokkaido Electric Power Co., Inc. (a)	53,500	188,803
Hokkaido Gas Co., Ltd.	5,400	68,909
Hokkan Holdings, Ltd.	3,300	34,520
Hokko Chemical Industry Co., Ltd. (d)	7,000	42,899
Hokkoku Financial Holdings, Inc.	7,200	249,006
Hokuetsu Corp.	29,900	173,165
Hokuetsu Industries Co., Ltd.	7,000	69,705
Hokuhoku Financial Group, Inc.	37,300	277,027
Hokuriku Electric Industry Co., Ltd.	2,800	26,170
Hokuriku Electric Power Co. (a)	47,000	195,248
Hokuriku Electrical Construction Co., Ltd.	3,600	18,055
Hokuriku Gas Co., Ltd.	1,000	23,199
Hokuto Corp.	7,100	101,320
Honeys Holdings Co., Ltd.	6,930	73,542
Honma Golf, Ltd. (144A)	27,000	11,257
Hoosiers Holdings Co., Ltd.	8,000	45,129
Horiba, Ltd.	5,000	218,194
Hoshi Iryo-Sanki Co., Ltd.	300	9,120
Hosiden Corp.	16,400	197,284
Hosokawa Micron Corp.	4,400	89,123
Hotland Co., Ltd. (d)	3,200	34,793
Hotto Link, Inc. (a)	800	2,135
House Foods Group, Inc.	600	12,637
Howa Machinery, Ltd.	4,400	32,850
HPC Systems, Inc.	500	7,666
HS Holdings Co., Ltd.	10,300	94,659
Hyakugo Bank, Ltd. (The)	68,600	191,440
Hyakujushi Bank, Ltd. (The)	5,800	84,346
I’ll, Inc.	900	12,081

Japan—(Continued)
I’rom Group Co., Ltd.	2,700	52,535
i-mobile Co., Ltd.	1,800	15,924
I-NE Co., Ltd. (a)	800	18,037
I-Net Corp.	3,520	34,805
I-PEX, Inc.	3,100	27,965
IBJ, Inc.	4,900	36,570
Ichigo, Inc.	5,300	11,411
Ichiken Co., Ltd.	1,800	24,480
Ichikoh Industries, Ltd.	9,000	24,600
Ichimasa Kamaboko Co., Ltd.	1,100	5,959
ICHINEN HOLDINGS Co., Ltd.	7,400	70,188
Ichiyoshi Securities Co., Ltd.	12,600	58,775
Icom, Inc.	2,600	55,228
ID Holdings Corp.	3,899	27,735
Idec Corp.	7,500	166,809
IDOM, Inc.	20,400	102,319
Ihara Science Corp.	1,800	30,118
Iino Kaiun Kaisha, Ltd.	23,200	162,739
IJTT Co., Ltd.	9,000	34,288
Imagica Group, Inc.	4,500	22,272
Imasen Electric Industrial	2,000	9,389
Imuraya Group Co., Ltd.	2,900	49,219
Inaba Denki Sangyo Co., Ltd.	15,300	313,101
Inaba Seisakusho Co., Ltd.	3,200	33,897
Inabata & Co., Ltd.	13,000	234,388
Inageya Co., Ltd.	2,000	18,877
Ines Corp.	7,300	76,011
Infocom Corp.	4,500	73,794
Infomart Corp.	44,600	121,220
Information Services International-Dentsu, Ltd.	3,100	92,677
INFRONEER Holdings, Inc.	35,175	266,324
Innotech Corp.	3,900	38,083
Insource Co., Ltd.	11,200	132,048
Intage Holdings, Inc. (d)	11,600	120,619
Intelligent Wave, Inc.	3,400	18,483
Inter Action Corp.	2,700	31,186
Inui Global Logistics Co., Ltd.	3,000	45,321
IR Japan Holdings, Ltd.	2,000	27,305
Iriso Electronics Co., Ltd.	5,500	177,180
ISB Corp.	400	3,406
Ise Chemicals Corp.	1,000	40,847
Iseki & Co., Ltd.	5,700	50,445
Ishihara Chemical Co., Ltd.	1,200	11,225
Ishihara Sangyo Kaisha, Ltd.	12,200	98,765
Ishii Iron Works Co., Ltd.	900	15,182
Ishizuka Glass Co., Ltd.	500	5,380
Itfor, Inc.	7,800	49,431
ITmedia, Inc.	1,500	18,645
Itochu Enex Co., Ltd.	17,400	138,335
Itochu-Shokuhin Co., Ltd.	2,000	74,944
Itoham Yonekyu Holdings, Inc.	29,500	156,856
Itoki Corp.	15,600	68,980
IwaiCosmo Holdings, Inc.	6,200	61,016
Iwaki Co., Ltd.	1,300	12,181
Iwasaki Electric Co., Ltd.	2,500	43,369
Iwatsuka Confectionery Co., Ltd.	1,000	32,743
Iyogin Holdings, Inc.	61,000	332,231

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Izumi Co., Ltd.	7,400	$167,281
J Front Retailing Co., Ltd.	6,700	61,115
J Trust Co., Ltd. (d)	21,200	82,761
J-Lease Co., Ltd.	600	13,008
J-Oil Mills, Inc.	6,600	75,910
J-Stream, Inc.	1,000	4,265
JAC Recruitment Co., Ltd.	3,900	71,608
Jaccs Co., Ltd.	6,100	190,300
JAFCO Group Co., Ltd. (d)	21,700	368,896
JANOME Corp.	7,099	31,150
Japan Aviation Electronics Industry, Ltd.	15,200	244,152
Japan Cash Machine Co., Ltd.	4,300	35,145
Japan Communications, Inc. (a) (d)	35,600	58,988
Japan Electronic Materials Corp.	2,400	24,167
Japan Elevator Service Holdings Co., Ltd.	17,300	216,689
Japan Foundation Engineering Co., Ltd.	7,900	29,111
Japan Investment Adviser Co., Ltd. (d)	3,200	28,420
Japan Lifeline Co., Ltd.	15,500	108,140
Japan Material Co., Ltd. (d)	15,600	250,638
Japan Medical Dynamic Marketing, Inc.	4,400	30,038
Japan Oil Transportation Co., Ltd.	700	11,604
Japan Petroleum Exploration Co., Ltd.	10,500	308,325
Japan Property Management Center Co., Ltd.	4,100	31,098
Japan Pulp & Paper Co., Ltd.	3,700	143,299
Japan Pure Chemical Co., Ltd.	500	9,089
Japan Securities Finance Co., Ltd.	24,000	209,514
Japan Steel Works, Ltd. (The)	6,900	137,021
Japan Transcity Corp.	12,000	46,366
Japan Wool Textile Co., Ltd. (The)	17,100	126,074
Jastec Co., Ltd.	4,300	37,642
JBCC Holdings, Inc.	5,300	74,003
JCR Pharmaceuticals Co., Ltd.	6,500	83,216
JCU Corp.	5,700	133,695
Jeol, Ltd.	1,500	40,290
JFE Systems, Inc.	700	12,272
JIG-SAW, Inc. (a) (d)	900	31,943
Jimoto Holdings, Inc.	6,790	22,674
JINS Holdings, Inc.	3,200	111,971
JINUSHI Co., Ltd.	3,500	49,230
JK Holdings Co., Ltd.	5,600	43,681
JM Holdings Co., Ltd.	3,200	41,612
JMS Co., Ltd.	6,400	24,525
Joban Kosan Co., Ltd. (a)	1,700	15,653
Joshin Denki Co., Ltd.	5,700	83,800
Joyful Honda Co., Ltd. (d)	11,900	173,787
JP-Holdings, Inc.	17,900	40,416
JSB Co., Ltd. (d)	1,000	30,990
JSP Corp.	3,900	43,762
Juki Corp.	7,200	33,531
Juroku Financial Group, Inc.	9,700	211,928
Justsystems Corp.	8,000	171,609
JVC Kenwood Corp.	53,300	148,313
K&O Energy Group, Inc. (d)	5,400	83,508
K’s Holdings Corp.	30,100	258,673
Kadoya Sesame Mills, Inc.	800	21,425
Kaga Electronics Co., Ltd.	5,200	161,787
Kagome Co., Ltd.	2,700	62,583

Japan—(Continued)
Kaken Pharmaceutical Co., Ltd.	6,500	191,193
Kakiyasu Honten Co., Ltd.	2,500	39,673
Kamakura Shinsho, Ltd.	3,700	28,183
Kameda Seika Co., Ltd.	3,500	115,991
Kamei Corp.	7,700	71,014
Kanaden Corp.	6,300	52,195
Kanagawa Chuo Kotsu Co., Ltd.	2,400	59,331
Kanamic Network Co., Ltd.	900	3,944
Kanamoto Co., Ltd.	9,900	170,697
Kandenko Co., Ltd.	21,900	142,800
Kaneka Corp.	11,100	275,091
Kaneko Seeds Co., Ltd.	1,300	14,122
Kanematsu Corp.	24,900	283,988
Kanematsu Electronics, Ltd.	3,100	104,825
Kanemi Co., Ltd.	100	2,138
Kanto Denka Kogyo Co., Ltd.	15,000	104,374
Kasai Kogyo Co., Ltd. (a)	8,600	8,852
Katakura & Co-op Agri Corp.	1,600	19,221
Katakura Industries Co., Ltd.	7,800	102,695
Katitas Co., Ltd.	11,600	266,790
Kato Sangyo Co., Ltd.	7,100	189,831
Kato Works Co., Ltd.	3,800	20,436
Kawada Technologies, Inc.	1,500	37,260
Kawai Musical Instruments Manufacturing Co., Ltd.	1,600	31,701
KeePer Technical Laboratory Co., Ltd.	3,000	81,786
Keihanshin Building Co., Ltd.	10,600	103,192
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	25,190
KEIWA, Inc. (d)	1,200	14,017
Keiyo Bank, Ltd. (The)	33,200	148,452
Keiyo Co., Ltd.	10,600	72,677
Kenko Mayonnaise Co., Ltd.	4,100	42,643
KFC Holdings Japan, Ltd.	4,000	84,009
KH Neochem Co., Ltd. (d)	9,400	192,793
Ki-Star Real Estate Co., Ltd.	3,000	103,865
Kibun Foods, Inc.	1,500	10,862
Kimoto Co., Ltd. (d)	14,900	24,487
Kimura Chemical Plants Co., Ltd.	3,300	18,063
King Jim Co., Ltd.	1,400	9,483
Kintetsu Department Store Co., Ltd. (a)	400	7,908
Kissei Pharmaceutical Co., Ltd.	8,100	159,011
Kita-Nippon Bank, Ltd. (The)	2,900	46,890
Kitagawa Corp.	3,100	26,845
Kitano Construction Corp.	1,400	26,758
Kitanotatsujin Corp.	14,100	29,845
Kitz Corp. (d)	19,100	114,659
Kiyo Bank, Ltd. (The)	18,700	222,605
Koa Corp.	8,400	119,046
Koatsu Gas Kogyo Co., Ltd.	11,100	53,726
Kobe Electric Railway Co., Ltd. (a) (d)	1,400	33,682
Kobe Steel, Ltd.	78,520	383,368
Kohnan Shoji Co., Ltd.	7,600	198,005
Kohsoku Corp.	4,000	52,431
Koike Sanso Kogyo Co., Ltd.	700	11,072
Kojima Co., Ltd.	7,800	34,982
Kokuyo Co., Ltd. (d)	21,700	307,223
KOMAIHALTEC, Inc.	1,800	20,263
Komatsu Seiren Co., Ltd.	4,200	24,759

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Komatsu Wall Industry Co., Ltd.	2,700	$37,278
KOMEDA Holdings Co., Ltd.	12,600	238,553
Komehyo Holdings Co., Ltd.	1,300	25,691
Komeri Co., Ltd.	9,300	192,696
Komori Corp.	14,100	86,238
Konaka Co., Ltd.	7,300	18,632
Kondotec, Inc.	6,900	52,146
Konica Minolta, Inc.	64,100	255,188
Konishi Co., Ltd.	9,900	125,431
Konoike Transport Co., Ltd.	6,900	83,754
Konoshima Chemical Co., Ltd.	600	7,176
Kosaido Holdings Co., Ltd.	3,700	59,347
Kotobuki Spirits Co., Ltd.	2,600	151,789
Kotobukiya Co., Ltd.	500	41,346
Kozo Keikaku Engineering, Inc.	1,200	25,547
KPP Group Holdings Co., Ltd.	3,700	22,080
Krosaki Harima Corp.	1,600	61,676
KRS Corp. (d)	4,400	31,840
KU Holdings Co., Ltd.	6,700	71,033
Kumagai Gumi Co., Ltd.	11,000	219,394
Kumiai Chemical Industry Co., Ltd.	10,995	75,213
Kunimine Industries Co., Ltd.	1,200	7,474
Kurabo Industries, Ltd.	5,600	92,398
Kureha Corp.	4,700	285,070
Kurimoto, Ltd.	2,800	37,106
Kuriyama Holdings Corp.	2,300	14,507
Kusuri no. Aoki Holdings Co., Ltd.	3,900	228,167
KYB Corp.	6,400	164,493
Kyoden Co., Ltd.	6,500	23,267
Kyodo Printing Co., Ltd.	2,600	54,358
Kyoei Steel, Ltd.	6,700	63,507
Kyokuto Boeki Kaisha, Ltd.	3,600	37,327
Kyokuto Kaihatsu Kogyo Co., Ltd.	9,800	107,725
Kyokuto Securities Co., Ltd.	7,600	33,142
Kyokuyo Co., Ltd.	3,500	101,127
KYORIN Holdings, Inc.	12,800	166,600
KYORITSU Co., Ltd. (a)	6,800	6,268
Kyoritsu Maintenance Co., Ltd.	4,500	201,697
Kyosan Electric Manufacturing Co., Ltd.	16,000	48,589
Kyowa Electronic Instruments Co., Ltd.	8,000	21,208
Kyowa Leather Cloth Co., Ltd.	3,300	12,468
Kyudenko Corp.	10,600	261,547
Kyushu Financial Group, Inc.	80,900	277,694
LAC Co., Ltd. (d)	5,900	36,590
Lacto Japan Co., Ltd.	1,400	23,655
LEC, Inc.	8,800	60,735
Leopalace21 Corp. (a) (d)	39,300	86,233
Life Corp.	4,000	80,014
LIFULL Co., Ltd.	17,000	29,123
Like, Inc.	2,100	33,290
Linical Co., Ltd.	2,600	13,594
Link And Motivation, Inc. (d)	8,900	43,205
Lintec Corp.	10,500	170,268
LITALICO, Inc.	4,700	82,605
Look Holdings, Inc.	2,200	40,331
M&A Capital Partners Co., Ltd. (a)	3,600	126,247
m-up Holdings, Inc.	7,400	80,861

Japan—(Continued)
Mabuchi Motor Co., Ltd. (d)	13,100	372,473
Macnica Holdings, Inc.	14,550	344,530
Macromill, Inc.	13,700	109,981
Maeda Kosen Co., Ltd. (d)	5,100	120,575
Maezawa Kasei Industries Co., Ltd. (d)	4,300	43,184
Maezawa Kyuso Industries Co., Ltd.	5,800	40,431
Makino Milling Machine Co., Ltd.	7,000	228,677
Management Solutions Co., Ltd. (d)	1,800	45,504
Mandom Corp.	8,900	99,242
Mani, Inc.	18,500	284,878
MarkLines Co., Ltd.	3,000	58,448
Mars Group Holdings Corp.	3,600	66,665
Marubun Corp.	6,100	44,003
Marudai Food Co., Ltd.	6,700	72,441
Marufuji Sheet Piling Co., Ltd.	1,300	19,343
Maruha Nichiro Corp.	12,000	229,462
Maruichi Steel Tube, Ltd.	9,300	189,819
MARUKA FURUSATO Corp. (d)	993	27,108
Marumae Co., Ltd. (d)	2,500	29,468
Marusan Securities Co., Ltd.	19,700	59,946
Maruwa Co., Ltd.	2,600	306,037
Maruyama Manufacturing Co., Inc.	1,500	17,296
Maruzen CHI Holdings Co., Ltd.	11,900	29,917
Maruzen Co. Ltd/Taito ward	900	12,377
Maruzen Showa Unyu Co., Ltd.	3,600	83,229
Marvelous, Inc.	9,500	49,502
Matching Service Japan Co., Ltd.	1,200	9,175
Matsuda Sangyo Co., Ltd.	4,300	74,546
Matsui Construction Co., Ltd.	6,400	27,121
Matsui Securities Co., Ltd.	31,000	185,135
Max Co., Ltd.	8,400	124,768
Maxel,l Ltd. (d)	15,300	157,100
Maxvalu Tokai Co., Ltd.	3,500	76,175
MCJ Co., Ltd. (d)	17,300	124,669
Mebuki Financial Group, Inc.	23,700	60,307
MEC Co., Ltd.	4,200	65,451
Media Do Co., Ltd. (a)	2,100	27,356
Medical Data Vision Co., Ltd. (d)	6,800	46,502
Medical System Network Co., Ltd.	7,000	22,817
Medikit Co., Ltd.	1,300	25,465
Medius Holdings Co., Ltd.	1,800	9,469
MedPeer, Inc. (a) (d)	2,600	27,220
Megachips Corp.	4,800	88,824
Megmilk Snow Brand Co., Ltd.	14,000	192,078
Meidensha Corp.	10,100	143,851
Meiji Electric Industries Co., Ltd.	1,000	8,024
Meiji Shipping Co., Ltd. (d)	4,300	22,257
Meiko Electronics Co., Ltd.	6,300	115,365
Meisei Industrial Co., Ltd.	11,600	68,845
Meitec Corp.	18,900	341,277
Meito Sangyo Co., Ltd.	3,000	37,243
Meiwa Corp.	8,100	41,034
Meiwa Estate Co., Ltd.	5,200	28,092
Melco Holdings, Inc.	1,500	34,511
Members Co., Ltd.	1,800	27,406
Menicon Co., Ltd.	17,600	372,337
Mercuria Holdings Co., Ltd.	2,100	9,178

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Metaps, Inc. (a)	1,300	$5,599
MetaReal Corp. (a) (d)	1,400	12,916
METAWATER Co., Ltd.	3,600	44,158
Micronics Japan Co., Ltd. (d)	6,300	62,468
Midac Holdings Co., Ltd.	900	17,558
Mie Kotsu Group Holdings, Inc.	8,600	31,775
Mikuni Corp.	7,300	17,849
Milbon Co., Ltd.	6,720	290,201
MIMAKI ENGINEERING Co., Ltd.	1,700	7,755
Mimasu Semiconductor Industry Co., Ltd.	4,400	77,437
Ministop Co., Ltd.	5,400	58,462
Miraial Co., Ltd.	2,900	31,537
MIRAIT ONE Corp.	24,080	278,695
Mirarth Holdings, Inc.	28,600	80,144
Miroku Jyoho Service Co., Ltd.	5,500	60,451
Mitani Corp.	22,700	222,862
Mitani Sekisan Co., Ltd.	2,100	66,678
Mito Securities Co., Ltd.	19,600	31,617
Mitsuba Corp.	12,300	43,568
Mitsubishi Kakoki Kaisha, Ltd.	800	12,476
Mitsubishi Logisnext Co., Ltd.	8,400	44,153
Mitsubishi Logistics Corp.	4,800	110,451
Mitsubishi Materials Corp.	14,400	226,702
Mitsubishi Paper Mills, Ltd.	8,800	18,877
Mitsubishi Pencil Co., Ltd.	8,200	89,445
Mitsubishi Research Institute, Inc.	2,000	74,354
Mitsubishi Shokuhin Co., Ltd.	4,800	113,313
Mitsubishi Steel Manufacturing Co., Ltd.	4,400	33,219
Mitsuboshi Belting, Ltd.	6,700	174,482
Mitsui DM Sugar Holdings Co., Ltd.	6,100	92,970
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	24,900	72,523
Mitsui Matsushima Co., Ltd. (d)	4,100	92,880
Mitsui Mining & Smelting Co., Ltd.	17,000	398,521
Mitsui-Soko Holdings Co., Ltd.	6,100	165,833
Mitsuuroko Group Holdings Co., Ltd.	10,100	86,938
Mixi, Inc.	11,700	218,327
Miyaji Engineering Group, Inc.	1,800	49,228
Miyazaki Bank, Ltd. (The)	5,400	101,875
Miyoshi Oil & Fat Co., Ltd. (d)	2,800	20,105
Mizuho Leasing Co., Ltd.	8,700	219,697
Mizuho Medy Co., Ltd.	500	14,284
Mizuno Corp.	5,800	124,185
Mochida Pharmaceutical Co., Ltd.	4,700	124,229
Monex Group, Inc. (d)	45,500	141,664
Money Partners Group Co., Ltd.	7,100	15,685
Monogatari Corp. (The) (d)	2,600	129,526
MORESCO Corp.	2,500	22,197
Morinaga & Co., Ltd.	8,800	262,982
Morinaga Milk Industry Co., Ltd.	8,800	334,771
Moriroku Holdings Co., Ltd.	800	10,293
Morita Holdings Corp.	11,200	99,048
Morito Co., Ltd.	3,400	19,054
Morozoff, Ltd.	1,800	48,201
Mortgage Service Japan, Ltd.	1,200	8,042
Mory Industries, Inc.	1,600	33,409
Mr. Max Holdings, Ltd.	10,500	52,793
MRK Holdings, Inc. (d)	15,600	12,690

Japan—(Continued)
Mugen Estate Co., Ltd.	3,300	12,244
Murakami Corp.	2,500	46,337
Musashi Seimitsu Industry Co., Ltd.	13,400	157,507
Musashino Bank, Ltd. (The)	9,500	149,633
Mutoh Holdings Co., Ltd.	900	10,584
NAC Co., Ltd.	3,600	25,608
Nachi-Fujikoshi Corp.	4,200	114,823
Nafco Co., Ltd.	2,600	30,755
Nagano Bank, Ltd. (The)	3,500	35,650
Nagano Keiki Co., Ltd.	4,200	36,021
Nagase & Co., Ltd.	30,600	461,658
Nagatanien Holdings Co., Ltd.	4,000	61,478
Nagawa Co., Ltd.	1,500	84,870
Naigai Trans Line, Ltd.	2,100	33,748
Nakabayashi Co., Ltd.	5,500	20,015
Nakamuraya Co., Ltd.	1,600	37,547
Nakanishi, Inc.	16,800	327,128
Nakano Corp.	4,000	9,532
Nakayama Steel Works, Ltd.	6,300	38,771
Nakayamafuku Co., Ltd.	2,000	4,863
Namura Shipbuilding Co., Ltd. (a)	18,956	55,623
Nankai Electric Railway Co., Ltd.	4,700	101,875
Nanto Bank, Ltd. (The)	9,200	179,536
Narasaki Sangyo Co., Ltd.	800	10,706
Natori Co., Ltd.	2,600	40,693
NEC Capital Solutions, Ltd.	3,800	61,907
NEC Networks & System Integration Corp.	11,000	137,231
NET One Systems Co., Ltd.	14,800	384,714
Neturen Co., Ltd.	9,800	48,718
New Art Holdings Co., Ltd.	1,235	14,611
New Japan Chemical Co., Ltd.	9,900	18,195
Nextage Co., Ltd.	12,300	237,321
NexTone, Inc. (a)	700	23,563
NF Holdings Corp.	1,600	10,751
NHK Spring Co., Ltd.	49,600	315,748
Nicca Chemical Co., Ltd.	1,400	8,817
Nice Corp.	2,300	23,888
Nichia Steel Works, Ltd.	9,100	17,049
Nichias Corp.	16,500	296,838
Nichiban Co., Ltd.	4,000	56,399
Nichicon Corp.	16,400	151,188
Nichiden Corp.	5,200	68,164
Nichiha Corp.	7,900	157,874
Nichimo Co., Ltd.	1,600	35,090
Nichireki Co., Ltd.	8,200	78,104
Nichirin Co., Ltd.	1,400	18,926
Nihon Chouzai Co., Ltd.	3,320	30,714
Nihon Dempa Kogyo Co., Ltd.	3,300	39,031
Nihon Dengi Co., Ltd.	400	9,477
Nihon Flush Co., Ltd.	6,000	39,793
Nihon House Holdings Co., Ltd.	15,000	41,487
Nihon Kagaku Sangyo Co., Ltd.	3,000	21,861
Nihon Kohden Corp.	8,800	214,719
Nihon Nohyaku Co., Ltd.	14,000	76,249
Nihon Parkerizing Co., Ltd.	24,500	173,119
Nihon Plast Co., Ltd.	4,500	13,769
Nihon Tokushu Toryo Co., Ltd.	2,900	18,794

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nihon Yamamura Glass Co., Ltd. (a)	3,800	$15,919
Nikkiso Co., Ltd. (d)	16,800	121,125
Nikko Co., Ltd.	9,000	42,209
Nikkon Holdings Co., Ltd.	17,700	313,738
Nippn Corp.	14,300	175,851
Nippon Air Conditioning Services Co., Ltd.	9,600	49,863
Nippon Aqua Co., Ltd.	3,000	18,784
Nippon Beet Sugar Manufacturing Co., Ltd.	3,800	48,205
Nippon Carbide Industries Co., Inc.	2,300	21,985
Nippon Carbon Co., Ltd. (d)	3,000	95,537
Nippon Ceramic Co., Ltd.	400	7,190
Nippon Chemi-Con Corp. (a)	5,900	69,077
Nippon Chemical Industrial Co., Ltd.	2,400	31,701
Nippon Coke & Engineering Co., Ltd.	61,100	39,566
Nippon Computer Dynamics Co., Ltd.	1,700	8,802
Nippon Concept Corp.	1,500	16,683
Nippon Concrete Industries Co., Ltd. (a)	14,000	23,387
Nippon Denko Co., Ltd. (d)	38,165	102,005
Nippon Densetsu Kogyo Co., Ltd. (d)	10,300	121,782
Nippon Dry-Chemical Co., Ltd.	1,000	11,105
Nippon Electric Glass Co., Ltd. (d)	17,600	314,244
Nippon Felt Co., Ltd. (d)	8,600	26,406
Nippon Filcon Co., Ltd.	5,200	17,976
Nippon Fine Chemical Co., Ltd.	4,300	74,842
Nippon Gas Co., Ltd.	29,600	466,039
Nippon Hume Corp.	6,700	32,921
Nippon Kayaku Co., Ltd.	25,700	221,015
Nippon Kodoshi Corp.	1,600	22,778
Nippon Koei Co., Ltd.	4,200	104,249
Nippon Light Metal Holdings Co., Ltd.	16,500	188,578
Nippon Paper Industries Co., Ltd. (a)	26,600	197,583
Nippon Parking Development Co., Ltd.	65,100	152,973
Nippon Pillar Packing Co., Ltd.	6,500	133,896
Nippon Piston Ring Co., Ltd.	3,200	29,579
Nippon Rietec Co., Ltd.	3,700	23,660
Nippon Road Co., Ltd. (The)	900	40,309
Nippon Seiki Co., Ltd.	15,000	89,311
Nippon Seisen Co., Ltd.	700	22,272
Nippon Sharyo, Ltd.	2,600	38,446
Nippon Sheet Glass Co., Ltd. (a)	10,700	46,123
Nippon Shokubai Co., Ltd.	2,600	103,793
Nippon Signal Co., Ltd.	17,500	137,446
Nippon Soda Co., Ltd.	6,700	219,671
Nippon Steel Trading Corp.	4,596	323,697
Nippon Thompson Co., Ltd.	15,700	61,701
Nippon Yakin Kogyo Co., Ltd.	4,100	128,786
Nipro Corp.	39,400	308,101
Nishi-Nippon Financial Holdings, Inc.	35,700	261,206
Nishi-Nippon Railroad Co., Ltd.	15,900	298,017
Nishikawa Rubber Co., Ltd.	1,200	10,073
Nishimatsu Construction Co., Ltd.	15,600	463,219
Nishimatsuya Chain Co., Ltd. (d)	12,500	147,606
Nishimoto Co., Ltd. (d)	1,400	36,688
Nishio Rent All Co., Ltd.	6,000	141,659
Nissan Shatai Co., Ltd.	12,600	79,183
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	24,383
Nissei ASB Machine Co., Ltd.	2,300	74,373

Japan—(Continued)
Nissei Plastic Industrial Co., Ltd.	6,000	42,183
Nissha Co., Ltd. (d)	14,100	196,515
Nisshin Group Holdings Co., Ltd.	12,300	40,115
Nisshin Oillio Group, Ltd. (The)	7,400	184,501
Nisshinbo Holdings, Inc. (d)	39,820	292,899
Nissin Corp.	4,300	68,772
Nissin Electric Co., Ltd.	14,800	141,265
Nissin Sugar Co., Ltd.	2,400	33,956
Nisso Corp.	1,400	6,153
Nissui Corp.	80,800	337,910
Nitta Corp.	6,800	144,447
Nitta Gelatin, Inc.	4,500	29,689
NITTAN Corp.	6,300	12,555
Nittetsu Mining Co., Ltd.	3,400	82,011
Nitto Boseki Co., Ltd.	4,700	67,374
Nitto Fuji Flour Milling Co., Ltd.	800	26,894
Nitto Kogyo Corp.	9,000	161,052
Nitto Kohki Co., Ltd.	4,100	46,666
Nitto Seiko Co., Ltd.	8,900	33,144
Nittoc Construction Co., Ltd.	7,450	52,292
NJS Co., Ltd.	2,200	34,083
Noevir Holdings Co., Ltd.	3,200	141,136
Nohmi Bosai, Ltd.	7,000	83,772
Nojima Corp.	18,000	195,664
NOK Corp.	17,100	151,173
Nomura Micro Science Co., Ltd.	1,300	40,636
Noritake Co., Ltd.	2,800	85,145
Noritsu Koki Co., Ltd. (d)	5,200	93,557
Noritz Corp. (d)	10,600	115,569
North Pacific Bank, Ltd.	74,900	145,221
NS Tool Co., Ltd. (d)	4,800	37,661
NS United Kaiun Kaisha, Ltd.	3,300	97,404
NSD Co., Ltd.	18,540	319,706
NSW, Inc.	1,900	29,241
NTN Corp.	124,600	247,642
Oat Agrio Co., Ltd.	400	4,488
Obara Group, Inc. (d)	3,800	104,209
Oenon Holdings, Inc.	12,300	23,927
Ogaki Kyoritsu Bank, Ltd. (The)	10,900	155,251
Ohara, Inc.	1,600	12,905
Ohashi Technica, Inc.	3,800	40,616
Ohba Co., Ltd.	4,600	22,919
Ohsho Food Service Corp.	3,600	163,374
OIE Sangyo Co., Ltd.	800	5,583
Oiles Corp.	8,000	88,539
Oisix ra daichi, Inc. (a) (d)	5,600	94,531
Oita Bank, Ltd. (The)	5,000	77,707
Okabe Co., Ltd.	12,500	66,178
Okada Aiyon Corp. (d)	1,900	21,478
Okamoto Industries, Inc.	3,200	89,791
Okamoto Machine Tool Works, Ltd.	1,400	45,984
Okamura Corp.	17,500	187,765
Okasan Securities Group, Inc.	39,200	113,555
Oki Electric Industry Co., Ltd.	25,700	139,190
Okinawa Cellular Telephone Co.	8,000	176,698
Okinawa Electric Power Co., Inc. (The) (a)	14,827	113,783
Okinawa Financial Group, Inc.	7,360	130,415

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
OKUMA Corp.	7,800	$275,775
Okumura Corp.	8,200	185,448
Okura Industrial Co., Ltd.	3,000	41,644
Okuwa Co., Ltd.	7,400	50,007
Onoken Co., Ltd.	4,300	47,412
Onward Holdings Co., Ltd.	31,800	75,088
Optex Group Co., Ltd. (d)	6,800	91,930
Optim Corp. (a)	4,200	32,400
Optorun Co., Ltd.	5,500	92,455
Organo Corp.	9,200	204,454
Oricon, Inc.	1,200	7,754
Orient Corp.	11,670	102,544
Oriental Shiraishi Corp.	39,400	84,905
Origin Co., Ltd.	3,400	31,382
Oro Co., Ltd. (d)	2,100	30,294
Osaka Organic Chemical Industry, Ltd.	4,100	59,607
Osaka Soda Co., Ltd.	5,000	145,869
Osaka Steel Co., Ltd.	5,000	44,293
Osaki Electric Co., Ltd.	14,400	57,110
OSG Corp.	22,400	309,130
OUG Holdings, Inc.	700	12,712
Outsourcing, Inc.	32,100	231,741
Oyo Corp. (d)	6,400	110,330
Ozu Corp.	600	7,040
Pacific Industrial Co., Ltd.	13,700	103,855
Pacific Metals Co., Ltd. (a)	5,100	73,044
Pack Corp. (The) (d)	4,600	83,812
Pal Group Holdings Co., Ltd.	4,300	81,577
PALTAC Corp.	2,900	101,553
Paraca, Inc.	300	4,261
Paramount Bed Holdings Co., Ltd.	12,000	233,419
Paris Miki Holdings, Inc.	10,600	21,372
Pasona Group, Inc.	6,200	87,815
PC Depot Corp.	7,000	14,504
PCI Holdings, Inc.	1,800	13,309
Pegasus Sewing Machine Manufacturing Co., Ltd.	5,400	31,586
Penta-Ocean Construction Co., Ltd.	69,600	325,110
People Dreams & Technologies Group Co., Ltd.	1,400	18,898
PeptiDream, Inc. (a)	10,300	162,872
Pharma Foods International Co., Ltd. (d)	900	9,037
PIA Corp. (a)	500	11,926
Pickles Holdings Co., Ltd.	2,600	22,345
Pigeon Corp. (d)	31,900	524,421
Pilot Corp. (d)	5,300	193,133
Piolax, Inc.	9,700	124,830
Pole To Win Holdings, Inc.	7,900	49,244
PR Times, Inc. (a) (d)	700	12,516
Premier Anti-Aging Co., Ltd. (a) (d)	500	5,770
Premium Group Co., Ltd.	7,800	102,715
Premium Water Holdings, Inc.	500	9,372
Press Kogyo Co., Ltd.	29,900	96,117
Pressance Corp.	4,000	46,890
Prestige International, Inc.	27,100	149,140
Prima Meat Packers, Ltd.	7,500	125,031
Pro-Ship, Inc.	2,300	26,319
Procrea Holdings, Inc.	8,721	146,210
Pronexus, Inc.	5,100	37,099

Japan—(Continued)
Proto Corp.	8,800	82,455
PS Mitsubishi Construction Co., Ltd.	8,800	40,775
Punch Industry Co., Ltd.	2,700	7,895
QB Net Holdings Co., Ltd.	1,400	14,218
Qol Holdings Co., Ltd.	7,400	65,495
Quick Co., Ltd.	4,000	63,780
Raccoon Holdings, Inc.	4,100	33,753
Raito Kogyo Co., Ltd.	13,400	192,400
Raiznext Corp.	11,000	110,272
RaQualia Pharma, Inc. (a)	1,600	14,904
Rasa Industries, Ltd.	2,600	36,287
Raysum Co., Ltd.	4,800	47,733
Relia, Inc.	11,500	87,292
Remixpoint, Inc. (a) (d)	3,600	8,170
Rengo Co., Ltd.	50,000	343,477
RENOVA, Inc. (a)	5,100	90,883
Resorttrust, Inc.	25,500	454,635
Restar Holdings Corp.	6,900	107,296
Retail Partners Co., Ltd.	4,300	43,371
Rheon Automatic Machinery Co., Ltd. (d)	5,000	40,454
Rhythm Co., Ltd.	2,500	32,142
Riberesute Corp. (d)	4,300	24,783
Ricoh Leasing Co., Ltd.	4,500	129,823
Ride On Express Holdings Co., Ltd.	1,700	13,906
Right On Co., Ltd. (a)	5,900	27,149
Riken Corp.	2,500	42,755
Riken Keiki Co., Ltd.	4,600	154,142
Riken Technos Corp.	9,900	35,946
Riken Vitamin Co., Ltd.	5,400	78,589
Rion Co., Ltd.	2,200	30,674
Riso Kyoiku Co., Ltd.	34,770	96,338
Rock Field Co., Ltd.	6,600	75,424
Rokko Butter Co., Ltd. (d)	3,600	35,207
Roland Corp.	2,800	74,218
Roland DG Corp.	3,600	75,815
Rorze Corp. (d)	2,500	135,333
Round One Corp.	37,800	137,080
RS Technologies Co., Ltd.	2,800	74,507
Ryobi, Ltd.	6,200	53,985
Ryoden Corp.	4,500	57,700
Ryosan Co., Ltd.	7,000	150,162
S Foods, Inc.	4,500	101,780
S&B Foods, Inc.	1,500	39,711
S-Pool, Inc.	18,000	117,135
Sac’s Bar Holdings, Inc.	6,850	40,337
Sagami Rubber Industries Co., Ltd.	1,800	10,070
Saibu Gas Holdings Co., Ltd.	8,000	103,600
Saison Information Systems Co., Ltd.	600	8,047
Sakai Chemical Industry Co., Ltd.	4,700	63,241
Sakai Heavy Industries, Ltd.	1,400	36,797
Sakai Moving Service Co., Ltd.	2,800	92,252
Sakata INX Corp. (d)	13,000	103,753
Sakura Internet, Inc.	4,400	16,693
Sala Corp.	15,800	87,506
SAMTY Co., Ltd.	9,300	150,513
San Holdings, Inc.	2,800	36,356
San ju San Financial Group, Inc.	7,870	95,124

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
San-A Co., Ltd.	5,700	$186,640
San-Ai Oil Co., Ltd.	20,000	188,436
San-In Godo Bank, Ltd. (The)	44,900	265,162
Sanden Corp. (a)	4,400	6,535
Sanei Architecture Planning Co., Ltd.	2,800	31,645
Sangetsu Corp.	12,600	205,154
Sanken Electric Co., Ltd.	4,200	205,708
Sanki Engineering Co., Ltd.	13,000	153,155
Sanko Metal Industrial Co., Ltd.	1,000	23,293
Sankyo Co., Ltd.	6,500	266,143
Sankyo Frontier Co., Ltd.	1,000	23,870
Sankyo Seiko Co., Ltd.	13,400	48,229
Sankyo Tateyama, Inc.	8,200	32,718
Sankyu, Inc.	9,000	327,724
Sanoh Industrial Co., Ltd.	6,300	29,029
Sansei Technologies, Inc.	800	4,830
Sansha Electric Manufacturing Co., Ltd.	2,700	17,579
Sanshin Electronics Co., Ltd.	2,400	43,837
Sanyo Chemical Industries, Ltd.	3,700	114,009
Sanyo Denki Co., Ltd.	2,500	108,740
Sanyo Electric Railway Co., Ltd.	4,800	77,784
Sanyo Industries, Ltd.	1,300	17,114
Sanyo Shokai, Ltd.	2,500	26,585
Sanyo Special Steel Co., Ltd.	6,400	104,168
Sanyo Trading Co., Ltd.	5,300	45,057
Sapporo Holdings, Ltd. (d)	6,300	156,819
Sata Construction Co., Ltd.	2,600	8,399
Sato Holdings Corp.	8,100	115,857
Sato Shoji Corp.	4,100	37,880
Satori Electric Co., Ltd.	4,300	41,892
Sawai Group Holdings Co., Ltd.	7,500	233,915
Saxa Holdings, Inc.	2,400	21,608
SB Technology, Corp.	3,000	42,428
SBI Insurance Group Co., Ltd. (a)	1,400	10,218
SBS Holdings, Inc. (d)	6,200	130,252
Scala, Inc. (d)	3,200	17,265
Scroll Corp.	8,000	43,172
SEC Carbon, Ltd.	200	10,763
Seed Co., Ltd.	1,700	6,507
Seika Corp.	3,300	38,959
Seikagaku Corp.	9,800	66,537
Seikitokyu Kogyo Co., Ltd.	10,900	65,247
Seiko Group Corp.	8,800	205,932
Seiko PMC Corp.	3,500	14,184
Seikoh Giken Co. Ltd.	700	8,963
Seino Holdings Co., Ltd.	13,900	123,110
Seiren Co., Ltd.	13,300	243,534
Sekisui Jushi Corp.	9,100	129,259
Sekisui Kasei Co., Ltd.	8,100	23,833
SEMITEC Corp.	400	25,856
Senko Group Holdings Co., Ltd.	31,000	227,890
Senshu Electric Co., Ltd.	4,800	120,555
Senshu Ikeda Holdings, Inc.	72,800	139,629
Senshukai Co., Ltd. (a) (d)	11,000	32,217
SERAKU Co., Ltd.	700	6,090
Seria Co., Ltd.	11,900	260,067
Seven Bank, Ltd.	33,800	67,470

Japan—(Continued)
Shibaura Electronics Co., Ltd.	2,800	104,808
Shibaura Machine Co., Ltd.	7,200	141,786
Shibaura Mechatronics Corp.	900	68,461
Shibusawa Warehouse Co., Ltd. (The)	3,500	55,151
Shibuya Corp. (d)	4,400	76,273
Shidax Corp.	3,000	12,457
Shiga Bank, Ltd. (The)	12,100	241,729
Shikibo, Ltd.	4,700	34,516
Shikoku Bank, Ltd. (The)	12,000	89,051
Shikoku Chemicals Corp. (d)	10,900	108,185
Shikoku Electric Power Co., Inc. (a)	40,900	237,153
Shima Seiki Manufacturing, Ltd.	8,700	121,205
Shimizu Bank, Ltd. (The)	3,400	40,149
Shimojima Co., Ltd.	4,200	29,852
Shin Nippon Air Technologies Co., Ltd.	2,100	29,995
Shin Nippon Biomedical Laboratories, Ltd. (d)	5,300	90,479
Shin-Etsu Polymer Co., Ltd.	13,200	112,492
Shinagawa Refractories Co., Ltd.	2,000	58,751
Shindengen Electric Manufacturing Co., Ltd.	2,800	63,867
Shinki Bus Co., Ltd. (d)	900	23,065
Shinko Shoji Co., Ltd.	9,800	87,769
Shinmaywa Industries, Ltd.	16,400	130,706
Shinnihon Corp.	8,300	46,785
Shinnihonseiyaku Co., Ltd.	1,100	11,502
Shinsho Corp.	1,400	54,631
Shinwa Co., Ltd.	6,100	72,823
Ship Healthcare Holdings, Inc.	16,600	339,604
Shizuki Electric Co., Inc.	8,000	27,512
Shizuoka Gas Co., Ltd. (d)	17,600	147,878
Shoei Co., Ltd.	6,300	246,151
Shoei Foods Corp.	3,400	101,359
Shofu, Inc.	3,500	60,762
Showa Sangyo Co., Ltd.	5,700	108,732
SIGMAXYZ Holdings, Inc.	7,200	69,850
Siix Corp. (d)	9,600	92,166
Silver Life Co., Ltd.	900	12,047
Sinanen Holdings Co., Ltd.	2,900	85,443
Sinfonia Technology Co., Ltd.	7,400	83,075
Sinko Industries, Ltd.	6,400	70,306
Sintokogio, Ltd.	13,500	66,890
SK-Electronics Co., Ltd.	2,700	23,259
SKY Perfect JSAT Holdings, Inc.	43,700	160,107
Smaregi, Inc. (a) (d)	1,200	19,436
SMK Corp.	1,700	29,711
SMS Co., Ltd.	12,200	311,673
Snow Peak, Inc. (d)	5,400	96,695
SNT Corp.	7,300	12,236
Soda Nikka Co., Ltd.	7,000	38,070
Sodick Co., Ltd.	14,500	78,265
Soft99 Corp.	5,100	43,857
Softcreate Holdings Corp.	2,300	54,354
Software Service, Inc.	1,100	78,865
Soiken Holdings, Inc.	2,100	4,378
Soken Chemical & Engineering Co. Ltd.	700	9,194
Solasto Corp.	12,800	69,568
Soliton Systems KK	2,500	20,185
Solxyz Co., Ltd.	1,400	3,808

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sotetsu Holdings, Inc.	12,100	$203,979
Sotoh Co., Ltd.	3,100	19,556
Space Co., Ltd.	5,060	33,679
Sparx Group Co., Ltd.	5,840	74,172
SPK Corp.	3,400	35,539
Sprix, Inc.	1,300	8,906
SRA Holdings	3,100	71,330
SRE Holdings Corp. (a)	1,900	46,902
ST Corp.	4,100	47,078
St-Care Holding Corp.	2,300	14,728
St. Marc Holdings Co., Ltd.	5,100	65,375
Star Mica Holdings Co., Ltd.	6,000	32,083
Star Micronics Co., Ltd. (d)	9,200	112,433
Starts Corp., Inc.	8,700	171,558
Starzen Co., Ltd.	4,400	69,247
Stella Chemifa Corp.	3,600	67,222
Step Co., Ltd.	3,300	44,999
Strike Co., Ltd.	2,200	75,226
Studio Alice Co., Ltd.	2,900	45,469
Subaru Enterprise Co., Ltd.	100	7,181
Sugimoto & Co., Ltd.	3,000	44,752
Sumida Corp.	8,600	88,739
Suminoe Textile Co., Ltd. (d)	2,300	32,123
Sumitomo Bakelite Co., Ltd.	7,900	232,630
Sumitomo Densetsu Co., Ltd.	5,400	99,748
Sumitomo Mitsui Construction Co., Ltd.	48,760	154,897
Sumitomo Osaka Cement Co., Ltd.	9,900	243,953
Sumitomo Precision Products Co., Ltd.	1,200	33,230
Sumitomo Riko Co., Ltd.	11,500	52,630
Sumitomo Seika Chemicals Co., Ltd.	2,700	83,811
Sumitomo Warehouse Co., Ltd. (The)	16,500	244,273
Sun Frontier Fudousan Co., Ltd.	10,100	84,174
Sun-Wa Technos Corp.	3,900	47,443
Suncall Corp.	8,300	40,022
Suruga Bank, Ltd.	39,500	127,029
Suzuki Co., Ltd.	3,300	20,915
SWCC Showa Holdings Co., Ltd.	7,600	103,346
System Information Co., Ltd.	2,800	18,379
System Research Co., Ltd.	1,200	19,353
Systems Engineering Consultants Co., Ltd.	600	12,679
Systena Corp. (d)	71,400	223,487
Syuppin Co., Ltd.	6,100	57,041
T Hasegawa Co., Ltd.	6,500	143,337
T RAD Co., Ltd.	1,900	37,391
T&K Toka Co., Ltd.	7,200	64,460
T-Gaia Corp.	6,000	74,183
Tachi-S Co., Ltd.	10,300	86,459
Tachibana Eletech Co., Ltd.	5,640	75,824
Tachikawa Corp. (d)	3,100	26,644
Tadano, Ltd. (d)	31,400	216,760
Taihei Dengyo Kaisha, Ltd.	4,500	111,167
Taiheiyo Cement Corp.	15,000	233,274
Taiheiyo Kouhatsu, Inc.	2,100	12,558
Taiho Kogyo Co., Ltd.	6,400	29,633
Taikisha, Ltd.	8,100	205,758
Taiko Bank, Ltd. (The)	3,100	29,379
Taisei Lamick Co., Ltd.	2,200	49,714

Japan—(Continued)
Taiyo Holdings Co., Ltd.	9,800	166,973
Takachiho Koheki Co., Ltd.	400	6,685
Takamatsu Construction Group Co., Ltd.	5,400	78,441
Takamiya Co., Ltd.	5,200	14,723
Takano Co., Ltd. (d)	4,600	23,586
Takaoka Toko Co., Ltd.	4,365	58,894
Takara & Co., Ltd.	1,300	20,262
Takara Bio, Inc.	11,100	144,286
Takara Holdings, Inc.	36,400	289,723
Takara Standard Co., Ltd.	9,300	97,283
Takasago International Corp.	4,200	81,423
Takasago Thermal Engineering Co., Ltd.	11,100	150,669
Takashima & Co., Ltd.	2,500	55,931
Takashimaya Co., Ltd. (d)	20,100	281,810
Takemoto Yohki Co., Ltd. (d)	1,200	6,728
Takeuchi Manufacturing Co., Ltd.	10,400	228,270
Takisawa Machine Tool Co., Ltd.	2,200	17,570
Takuma Co., Ltd.	12,900	120,155
Tama Home Co., Ltd.	4,800	91,710
Tamron Co., Ltd.	6,000	135,980
Tamura Corp. (d)	26,000	138,950
Tanseisha Co., Ltd.	11,750	63,994
Tatsuta Electric Wire and Cable Co., Ltd.	14,200	76,891
Tayca Corp.	5,200	46,101
Tazmo Co., Ltd.	2,500	29,305
TBK Co., Ltd. (a)	8,000	14,327
TBS Holdings, Inc.	4,100	47,565
TDC Soft, Inc.	4,900	54,719
TechMatrix Corp.	9,800	135,219
TECHNO ASSOCIE Co., Ltd.	300	2,687
Techno Medica Co., Ltd.	2,400	31,598
Techno Ryowa, Ltd.	4,800	32,616
Teijin, Ltd.	8,500	82,826
Teikoku Electric Manufacturing Co., Ltd.	6,000	104,989
Teikoku Sen-I Co., Ltd. (d)	4,900	56,278
Teikoku Tsushin Kogyo Co., Ltd.	3,000	31,710
Tekken Corp.	2,700	36,347
Temairazu, Inc.	700	26,411
Tenma Corp.	5,700	89,314
TERILOGY HOLDINGS	1,600	3,706
Tess Holdings Co., Ltd.	1,300	10,098
Tigers Polymer Corp.	2,200	6,738
TKC Corp.	7,400	201,282
TKP Corp. (a)	2,100	45,987
Toa Corp.	14,100	137,255
TOA ROAD Corp.	1,400	61,606
Toagosei Co., Ltd. (d)	30,800	258,603
Tobishima Corp.	5,560	42,445
TOC Co., Ltd.	14,300	73,003
Tocalo Co., Ltd.	17,400	150,902
Tochigi Bank, Ltd. (The)	38,200	90,722
Toda Corp.	36,000	194,665
Toda Kogyo Corp. (a)	600	11,469
Toei Co., Ltd.	400	53,779
Toell Co., Ltd. (d)	3,100	17,589
Toenec Corp.	2,400	63,558
Toho Bank, Ltd. (The)	57,800	98,442

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Toho Co., Ltd.	2,700	$35,220
Toho Gas Co., Ltd.	1,900	36,428
Toho Holdings Co., Ltd.	13,700	228,725
Toho Titanium Co., Ltd.	11,300	240,113
Toho Zinc Co., Ltd.	5,000	77,661
Tohoku Bank, Ltd. (The)	4,700	36,435
Tohokushinsha Film Corp.	4,800	24,443
Tokai Carbon Co., Ltd.	56,800	464,195
Tokai Corp.	7,400	107,753
TOKAI Holdings Corp.	24,700	161,581
Tokai Lease Co., Ltd.	1,600	16,885
Tokai Rika Co., Ltd.	15,500	164,881
Tokai Tokyo Financial Holdings, Inc.	64,500	172,454
Token Corp.	2,460	139,037
Tokushu Tokai Paper Co., Ltd.	3,000	64,384
Tokuyama Corp.	19,200	260,532
Tokyo Base Co., Ltd. (a)	4,100	8,805
Tokyo Electron Device, Ltd.	2,400	121,908
Tokyo Energy & Systems, Inc.	8,000	56,386
Tokyo Individualized Educational Institute, Inc.	2,500	10,019
Tokyo Keiki, Inc.	4,200	42,581
Tokyo Kiraboshi Financial Group, Inc.	9,724	192,764
Tokyo Ohka Kogyo Co., Ltd.	2,100	94,599
Tokyo Rakutenchi Co., Ltd.	1,000	30,990
Tokyo Rope Manufacturing Co., Ltd.	2,800	18,016
Tokyo Sangyo Co., Ltd.	7,300	41,528
Tokyo Seimitsu Co., Ltd.	11,900	386,626
Tokyo Steel Manufacturing Co., Ltd.	21,400	193,265
Tokyo Tekko Co., Ltd.	3,400	36,700
Tokyo Theatres Co., Inc.	2,900	24,813
Tokyotokeiba Co., Ltd. (d)	4,200	121,090
Tokyu Construction Co., Ltd.	21,400	103,033
Tokyu Recreation Co., Ltd.	1,200	54,872
Toli Corp.	15,600	27,097
Tomato Bank, Ltd. (d)	4,200	33,279
Tomen Devices Corp.	800	33,464
Tomoe Corp.	9,800	30,016
Tomoe Engineering Co., Ltd.	2,100	37,572
Tomoku Co., Ltd.	3,900	50,182
TOMONY Holdings, Inc.	47,700	134,306
Tomy Co., Ltd.	25,100	239,569
Tonami Holdings Co., Ltd.	1,800	50,039
Topcon Corp.	28,800	330,356
Topre Corp.	9,800	83,683
Topy Industries, Ltd.	5,700	69,844
Torex Semiconductor, Ltd.	500	9,636
Toridolll Holdings Corp.	11,600	238,687
Torigoe Co., Ltd. (The) (d)	6,000	27,031
Torii Pharmaceutical Co., Ltd.	4,500	99,678
Torishima Pump Manufacturing Co., Ltd.	6,500	70,939
Tosei Corp.	11,700	120,808
Toshiba TEC Corp.	6,000	163,115
Totech Corp.	700	17,703
Totetsu Kogyo Co., Ltd.	8,000	159,413
Tottori Bank, Ltd. (The)	3,700	32,210
Toukei Computer Co., Ltd.	300	11,737
Towa Bank, Ltd. (The)	11,500	49,207

Japan—(Continued)
Towa Corp. (d)	6,300	81,070
Towa Pharmaceutical Co., Ltd.	8,400	136,359
Toyo Construction Co., Ltd.	25,499	165,951
Toyo Corp.	7,900	82,214
Toyo Denki Seizo KK	3,200	20,501
Toyo Engineering Corp. (a)	10,800	45,674
Toyo Gosei Co., Ltd.	800	43,980
Toyo Ink SC Holdings Co., Ltd. (d)	10,300	140,413
Toyo Kanetsu KK	2,400	46,349
Toyo Machinery & Metal Co., Ltd.	6,000	25,088
Toyo Securities Co., Ltd.	23,000	51,162
Toyo Tanso Co., Ltd. (d)	3,600	101,798
Toyo Tire Corp.	19,400	218,982
Toyo Wharf & Warehouse Co., Ltd.	2,500	23,943
Toyobo Co., Ltd.	23,600	177,957
Toyoda Gosei Co., Ltd.	4,100	63,372
TPR Co., Ltd.	7,300	67,293
Traders Holdings Co., Ltd.	2,800	8,039
Trancom Co., Ltd. (d)	2,300	129,347
Trans Genic, Inc.	2,700	6,693
Transaction Co., Ltd.	1,400	12,960
Transcosmos, Inc.	4,200	104,127
Tri Chemical Laboratories, Inc.	6,000	90,822
Trusco Nakayama Corp. (d)	11,300	173,371
TS Tech Co., Ltd.	20,700	236,716
TSI Holdings Co., Ltd.	14,405	48,590
Tsubaki Nakashima Co., Ltd. (d)	13,000	99,632
Tsubakimoto Chain Co.	7,900	177,657
Tsubakimoto Kogyo Co., Ltd.	1,600	46,934
Tsugami Corp.	10,600	92,509
Tsukishima Kikai Co., Ltd.	9,000	65,236
Tsukuba Bank, Ltd.	34,500	62,292
Tsumura & Co.	16,200	357,626
Tsurumi Manufacturing Co., Ltd.	6,100	92,227
Tsutsumi Jewelry Co., Ltd.	2,100	30,268
TV Asahi Holdings Corp.	6,300	63,842
TV Tokyo Holdings Corp.	1,800	25,177
TYK Corp.	6,000	12,001
UACJ Corp.	9,185	153,032
UBE Corp.	24,700	362,274
Ubicom Holdings, Inc.	500	8,421
Uchida Yoko Co., Ltd.	2,600	91,978
Ueki Corp.	2,200	21,757
ULS Group, Inc.	600	15,639
Ulvac, Inc.	8,000	333,006
Union Tool Co.	3,400	82,879
Unipres Corp.	10,600	60,592
United Arrows, Ltd.	3,100	43,731
United Super Markets Holdings, Inc.	18,100	154,915
UNITED, Inc. (d)	3,000	27,825
Unitika, Ltd. (a)	15,600	29,235
Universal Entertainment Corp. (a)	7,300	131,283
Urbanet Corp. Co., Ltd.	4,500	10,441
Usen-Next Holdings Co., Ltd.	2,700	43,778
Ushio, Inc.	30,500	373,651
UT Group Co., Ltd.	6,600	113,577
UUUM Co., Ltd. (a)	1,800	11,238

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
V Technology Co., Ltd.	2,700	$51,401
V-Cube, Inc. (d)	2,100	11,435
Valor Holdings Co., Ltd.	11,800	162,748
Valqua, Ltd.	6,000	119,437
Value HR Co., Ltd. (d)	2,000	23,775
ValueCommerce Co., Ltd.	4,300	59,408
Vector, Inc.	8,200	83,560
Vertex Corp.	3,000	29,915
Village Vanguard Co., Ltd. (a) (d)	2,300	18,177
VINX Corp.	1,000	11,287
Vital KSK Holdings, Inc.	14,200	91,938
VT Holdings Co., Ltd. (d)	24,300	86,823
Wacoal Holdings Corp.	12,400	222,403
Wacom Co., Ltd.	39,500	175,668
Wakachiku Construction Co., Ltd.	4,600	99,410
Wakamoto Pharmaceutical Co., Ltd. (a)	9,000	15,130
Wakita & Co., Ltd.	11,200	101,048
Warabeya Nichiyo Holdings Co., Ltd.	4,200	58,545
Waseda Academy Co., Ltd.	1,400	11,894
Watahan & Co., Ltd.	3,200	32,508
Watts Co., Ltd.	1,900	10,392
WDB Holdings Co., Ltd.	2,700	45,287
Weathernews, Inc.	1,500	80,964
Welbe, Inc. (a)	2,300	12,750
Wellnet Corp.	4,400	20,211
West Holdings Corp.	5,629	186,388
Will Group, Inc.	4,200	37,898
WIN-Partners Co., Ltd.	5,000	40,473
WingArc1st, Inc.	1,800	27,787
Wood One Co., Ltd.	2,600	17,984
World Co., Ltd.	5,000	49,736
World Holdings Co., Ltd.	2,500	47,470
Wowow, Inc.	2,200	21,200
Xebio Holdings Co., Ltd.	8,700	60,707
Y.A.C. Holdings Co., Ltd.	1,800	21,639
YA-MAN, Ltd. (d)	8,800	96,442
Yachiyo Industry Co., Ltd.	3,900	41,591
Yahagi Construction Co., Ltd.	9,500	54,291
Yaizu Suisankagaku Industry Co., Ltd.	4,400	28,408
YAKUODO Holdings Co., Ltd.	2,900	62,953
YAMABIKO Corp. (d)	11,500	95,505
YAMADA Consulting Group Co., Ltd.	3,100	27,544
Yamagata Bank, Ltd. (The) (d)	9,300	87,514
Yamaguchi Financial Group, Inc.	57,500	376,963
Yamaichi Electronics Co., Ltd.	7,500	96,856
Yamanashi Chuo Bank, Ltd. (The)	10,400	87,938
Yamatane Corp.	3,400	42,780
Yamato Corp.	6,600	35,060
Yamato Kogyo Co., Ltd.	3,400	115,639
Yamaura Corp.	2,800	21,355
Yamaya Corp.	1,150	21,896
Yamazawa Co., Ltd.	1,000	9,779
Yamazen Corp.	19,500	147,784
Yaoko Co., Ltd.	3,600	185,216
Yashima Denki Co., Ltd. (d)	7,500	62,008
Yasuda Logistics Corp.	4,900	34,424
Yasunaga Corp.	1,700	8,562

Japan—(Continued)
Yellow Hat, Ltd.	10,300	140,763
Yodogawa Steel Works, Ltd.	6,800	130,216
Yokogawa Bridge Holdings Corp.	10,500	149,074
Yokorei Co., Ltd.	15,500	125,784
Yokowo Co., Ltd.	4,300	70,029
Yomeishu Seizo Co., Ltd.	2,400	33,025
Yondenko Corp.	3,200	42,039
Yondoshi Holdings, Inc.	4,600	60,876
Yonex Co., Ltd.	9,500	86,099
Yorozu Corp.	6,500	34,361
Yoshinoya Holdings Co., Ltd.	17,200	300,078
Yotai Refractories Co., Ltd.	4,100	41,769
Yuasa Funashoku Co., Ltd.	1,300	25,418
Yuasa Trading Co., Ltd.	5,800	158,584
Yuken Kogyo Co., Ltd.	1,700	23,288
Yukiguni Maitake Co., Ltd.	2,100	16,084
Yurtec Corp.	12,000	66,631
Yushin Precision Equipment Co., Ltd.	2,900	14,697
Yushiro Chemical Industry Co., Ltd.	3,700	22,010
Yutaka Giken Co., Ltd.	600	7,661
Zaoh Co., Ltd.	800	10,545
Zenrin Co., Ltd.	9,750	61,034
ZERIA Pharmaceutical Co., Ltd.	2,800	47,895
ZIGExN Co., Ltd.	8,400	23,721
Zojirushi Corp.	800	9,999
Zuiko Corp.	4,000	22,736

		132,423,376

Jersey, Channel Islands—0.1%
Centamin plc	366,127	500,090
JTC plc (144A)	1,192	10,779

		510,869

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	3,540	213,370
VP Bank AG - Class A	1,049	99,561

		312,931

Luxembourg—0.3%
ADLER Group S.A. (144A) (a) (d)	1,495	2,153
APERAM S.A.	13,472	426,357
Befesa S.A. (144A)	8,330	402,077
L’Occitane International S.A.	51,500	160,400
SES S.A.	79,768	520,721

		1,511,708

Macau—0.1%
MECOM Power and Construction, Ltd. (d)	141,000	35,395
SJM Holdings, Ltd. (a) (d)	486,249	282,080

		317,475

Malaysia—0.0%
Aspen Group Holdings, Ltd. (a)	6,180	199

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Malta—0.0%
Gaming Innovation Group, Inc. (a) (d)	5,882	$15,728

Mongolia—0.0%
Mongolian Mining Corp. (a) (d)	33,000	8,657

Netherlands—2.1%
Aalberts NV	29,622	1,151,593
Acomo NV	2,850	58,030
Alfen Beheer B.V. (144A) (a)	4,827	435,896
AMG Advanced Metallurgical Group NV	10,120	370,373
Arcadis NV	23,043	906,898
ASR Nederland NV	18,259	865,726
Basic-Fit NV (144A) (a) (d)	8,733	227,401
BE Semiconductor Industries NV	15,684	952,763
Beter Bed Holding NV (d)	5,373	16,291
Brack Capital Properties NV (a)	856	88,882
Brunel International NV	8,065	82,541
Corbion NV	16,447	561,389
CTP NV (144A)	3,536	41,637
Flow Traders (144A)	10,451	242,138
ForFarmers NV	10,101	31,664
Fugro NV (a)	23,967	287,539
Heijmans NV	6,019	65,275
Kendrion NV	4,279	70,882
Koninklijke BAM Groep NV (a)	79,253	184,401
Koninklijke Vopak NV	11,807	351,295
Lucas Bols B.V. (144A) (a)	1,325	14,590
MFE-MediaForEurope NV - Class A	267,783	103,752
MFE-MediaForEurope NV - Class B	95,311	57,174
Nedap NV	1,849	108,775
New World Resources plc (a) (b) (c)	11,898	0
OCI NV	14,806	528,345
Ordina NV	33,735	139,506
Pharming Group NV (a)	76,183	88,254
PostNL NV (d)	119,358	217,742
Rhi Magnesita NV (d)	4,696	129,304
SBM Offshore NV	37,891	595,393
Shop Apotheke Europe NV (144A) (a)	680	32,108
SIF Holding NV (d)	1,259	15,595
Signify NV (144A)	31,954	1,075,804
Sligro Food Group NV	7,470	129,624
SNS REAAL NV (a) (b) (c)	105,329	0
TKH Group NV (d)	11,770	468,913
TomTom NV (a) (d)	22,362	155,528
Van Lanschot Kempen NV	6,057	142,160

		10,995,181

New Zealand—0.5%
Air New Zealand, Ltd. (a)	216,039	101,499
Arvida Group, Ltd. (d)	93,358	67,461
Briscoe Group, Ltd.	13,123	38,329
Channel Infrastructure NZ, Ltd. (a) (d)	39,302	35,629
Chorus, Ltd.	70,298	364,001
Delegat Group, Ltd.	6,671	43,195
Eroad, Ltd. (a) (d)	4,808	2,866
Freightways, Ltd.	28,712	176,067

New Zealand—(Continued)
Gentrack Group, Ltd. (a)	7,810	12,522
Hallenstein Glasson Holdings, Ltd.	13,182	45,526
Heartland Group Holdings, Ltd.	117,647	133,800
Investore Property, Ltd. (REIT)	46,089	43,847
KMD Brands Ltd.	106,864	69,706
Manawa Energy, Ltd.	13,980	44,161
Michael Hill International, Ltd.	82,929	60,554
NZME, Ltd.	71,247	52,843
NZX, Ltd.	77,106	59,228
Oceania Healthcare, Ltd.	111,548	53,938
Pacific Edge, Ltd. (a) (d)	89,677	28,371
PGG Wrightson, Ltd.	5,854	16,232
Pushpay Holdings, Ltd. (a)	129,936	105,025
Restaurant Brands New Zealand, Ltd.	7,507	27,403
Sanford, Ltd. (d)	17,782	46,177
Scales Corp., Ltd. (d)	25,709	66,912
Serko, Ltd. (a)	5,880	8,396
Skellerup Holdings, Ltd. (d)	44,588	151,389
SKY Network Television, Ltd.	38,232	55,828
SKYCITY Entertainment Group, Ltd. (a)	174,650	262,724
Steel & Tube Holdings, Ltd.	51,732	41,745
Summerset Group Holdings, Ltd.	22,213	124,790
Synlait Milk, Ltd. (a)	17,226	38,635
Tourism Holdings, Ltd. (a)	26,255	57,499
TOWER, Ltd.	53,852	24,740
Turners Automotive Group, Ltd.	8,394	17,531
Warehouse Group, Ltd. (The)	26,369	43,517

		2,522,086

Norway—0.8%
2020 Bulkers, Ltd. (a) (d)	3,023	28,585
ABG Sundal Collier Holding ASA	134,443	77,271
Akastor ASA (a) (d)	47,184	44,094
Aker Carbon Capture ASA (a)	38,063	44,958
Aker Solutions ASA	12,676	48,427
AMSC ASA (a)	16,816	74,919
Arcticzymes Technologies ASA (a) (d)	4,578	33,493
Atea ASA (a)	18,057	210,106
Axactor ASA (a) (d)	50,628	30,389
B2Holding ASA	54,575	43,487
Belships ASA (d)	6,016	8,752
Bonheur ASA	8,017	234,872
Borregaard ASA	9,707	150,642
Bouvet ASA	9,623	58,531
BW Energy, Ltd. (a)	25,785	66,207
BW Offshore, Ltd.	24,958	63,672
Cloudberry Clean Energy ASA (a)	5,774	7,298
Crayon Group Holding ASA (144A) (a) (d)	9,599	98,155
DNO ASA	137,884	166,979
Europris ASA (144A)	48,402	339,715
Grieg Seafood ASA	13,378	107,087
Hexagon Composites ASA (a)	36,341	101,198
Hunter Group ASA (a) (d)	44,041	10,700
IDEX Biometrics ASA (a)	200,592	20,481
Itera ASA	17,553	23,706
Kahoot ASA (a)	28,011	55,633

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—(Continued)
Kid ASA (144A)	4,010	$29,612
Kitron ASA	28,832	82,583
Kongsberg Automotive ASA (a) (d)	222,670	57,482
Medistim ASA	1,762	41,507
MPC Container Ships ASA	39,419	65,135
Multiconsult ASA (144A)	1,528	21,587
Nekkar ASA (a) (d)	8,927	5,550
Norske Skog ASA (144A) (a)	5,807	39,889
Norwegian Air Shuttle ASA (a)	68,212	51,162
Norwegian Energy Co. ASA (a)	3,930	157,953
Odfjell Drilling, Ltd. (a)	25,648	68,479
Odfjell SE - A Shares	1,949	17,597
OKEA ASA	884	3,096
Otello Corp. ASA	150	122
Pareto Bank ASA	2,287	11,171
PGS ASA (a)	142,218	102,597
Protector Forsikring ASA	23,458	301,172
REC Silicon ASA (a) (d)	64,361	91,923
Scatec ASA (144A)	7,609	60,869
Selvaag Bolig ASA	14,928	48,865
Sparebank 1 Oestlandet	1,802	22,296
SpareBank 1 Sorost-Norge	3,854	21,575
Sparebanken More	2,450	21,057
Stolt-Nielsen, Ltd.	6,538	179,882
Treasure ASA	21,003	37,623
Ultimovacs ASA (a)	1,682	18,775
Veidekke ASA	28,524	281,741
Wilh Wilhelmsen Holding ASA - Class A	3,078	86,172
XXL ASA (144A)	45,078	17,599

		4,094,428

Peru—0.0%
Hochschild Mining plc	95,965	81,311

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	19,433

Portugal—0.4%
Altri SGPS S.A. (d)	27,747	148,535
Banco Comercial Portugues S.A. - Class R (d)	2,143,248	337,244
Corticeira Amorim SGPS S.A.	2,047	19,124
CTT-Correios de Portugal S.A.	39,990	132,109
Greenvolt-Energias Renovaveis S.A. (a)	7,502	62,813
Mota-Engil SGPS S.A. (d)	25,385	31,784
Navigator Co. S.A. (The)	71,289	263,442
NOS SGPS S.A. (d)	74,998	303,555
Novabase SGPS S.A. (a)	7,827	33,813
REN - Redes Energeticas Nacionais SGPS S.A.	122,322	330,447
Sonae SGPS S.A.	309,228	309,218

		1,972,084

Singapore—1.2%
Abterra, Ltd. (a) (b) (c)	51,720	0
AEM Holdings, Ltd.	46,700	119,423
Avarga, Ltd. (a)	46,000	7,560
Banyan Tree Holdings, Ltd. (a)	97,700	23,318

Singapore—(Continued)
Best World International, Ltd. (a)	17,862	23,738
BOC Aviation, Ltd. (144A)	12,000	99,749
Bonvests Holdings, Ltd.	18,000	12,162
Boustead Projects, Ltd.	24,607	15,149
Boustead Singapore, Ltd.	82,025	49,262
Bukit Sembawang Estates, Ltd.	56,100	191,967
BW LPG, Ltd. (144A)	21,752	168,749
Capitaland India Trust	242,700	204,899
Centurion Corp., Ltd.	98,400	24,583
China Aviation Oil Singapore Corp., Ltd.	83,000	55,180
Chip Eng Seng Corp., Ltd.	136,300	76,236
Chuan Hup Holdings, Ltd.	125,000	20,598
ComfortDelGro Corp., Ltd.	427,500	391,827
COSCO Shipping International Singapore Co., Ltd. (a)	332,100	44,401
Creative Technology, Ltd. (a)	16,300	17,188
CSE Global, Ltd.	114,300	29,027
CW Group Holdings, Ltd. (a) (b) (c)	106,000	0
Delfi, Ltd.	80,600	46,514
Ezion Holdings, Ltd. (a) (b) (c)	753,729	0
Ezra Holdings, Ltd. (a) (b) (c)	1,000,703	0
Far East Orchard, Ltd.	76,120	59,745
First Resources, Ltd.	141,400	156,400
Food Empire Holdings, Ltd.	54,000	25,567
Fraser and Neave, Ltd.	36,400	34,483
Frencken Group, Ltd.	57,600	40,710
Fu Yu Corp., Ltd.	98,800	16,215
Gallant Venture, Ltd. (a)	257,900	24,852
Geo Energy Resources, Ltd.	155,000	37,669
GK Goh Holdings, Ltd.	12,000	8,153
Golden Agri-Resources, Ltd.	1,411,300	263,145
Golden Energy & Resources, Ltd. (a)	69,000	40,322
GuocoLand, Ltd.	68,800	83,244
Hafnia, Ltd.	14,810	76,435
Halcyon Agri Corp., Ltd. (a)	155,813	45,907
Haw Par Corp., Ltd.	29,700	212,391
Hiap Hoe, Ltd.	58,000	32,477
Ho Bee Land, Ltd.	49,800	90,112
Hong Fok Corp., Ltd.	107,140	76,048
Hong Leong Asia, Ltd.	52,600	25,608
Hong Leong Finance, Ltd.	43,900	78,341
Hotel Grand Central, Ltd.	26,435	17,467
Hour Glass, Ltd. (The)	75,300	114,520
Hrnet Group, Ltd.	67,700	39,666
Hyflux, Ltd. (a) (b) (c)	179,500	0
iFAST Corp., Ltd. (a)	25,500	111,145
IGG, Inc. (a)	227,000	83,516
Indofood Agri Resources, Ltd.	152,000	34,577
InnoTek, Ltd.	17,400	6,308
Japfa, Ltd.	98,670	25,367
Keppel Infrastructure Trust	849,718	342,089
KSH Holdings, Ltd.	25,700	6,522
Low Keng Huat Singapore, Ltd.	122,600	34,782
Metro Holdings, Ltd.	141,600	67,082
Mewah International, Inc.	110,000	24,638
Midas Holdings, Ltd. (a) (b) (c)	452,000	0
mm2 Asia, Ltd. (a)	299,600	10,041
Nanofilm Technologies International, Ltd.	29,200	30,353

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
NetLink NBN Trust	345,500	$213,741
NSL, Ltd.	15,000	9,295
Overseas Union Enterprise, Ltd.	70,300	65,612
Oxley Holdings, Ltd.	268,718	29,096
Pan-United Corp., Ltd.	53,750	15,806
Propnex, Ltd.	7,700	8,791
PSC Corp, Ltd.	19,000	4,467
Q&M Dental Group Singapore, Ltd. (a)	50,160	11,778
QAF, Ltd.	74,167	45,940
Raffles Education, Ltd. (a)	335,506	13,010
Raffles Medical Group, Ltd.	229,411	239,904
Rickmers Maritime (a) (b) (c)	110,000	0
SATS, Ltd. (a)	93,000	197,340
SBS Transit, Ltd.	25,600	49,210
Sembcorp Marine, Ltd. (a)	2,781,900	286,861
Sheng Siong Group, Ltd.	146,100	179,876
SHS Holdings, Ltd. (a)	47,000	4,983
SIA Engineering Co., Ltd. (a)	55,200	96,510
SIIC Environment Holdings, Ltd.	220,300	30,359
Sinarmas Land, Ltd.	618,500	83,118
Sing Holdings, Ltd.	82,000	21,734
Singapore Land Group, Ltd.	20,800	34,868
Singapore Post, Ltd.	414,200	160,879
Stamford Land Corp., Ltd.	304,601	78,422
StarHub, Ltd.	117,100	90,968
Straits Trading Co., Ltd.	8,024	13,918
Swiber Holdings, Ltd. (a) (b) (c)	117,749	0
Thomson Medical Group, Ltd.	328,600	19,126
Tuan Sing Holdings, Ltd.	184,839	41,895
UMS Holdings, Ltd.	145,312	128,499
United Overseas Insurance, Ltd.	4,000	19,233
UOB-Kay Hian Holdings, Ltd.	128,856	132,501
Vicom, Ltd.	26,000	37,220
Wee Hur Holdings, Ltd.	85,000	12,311
Wing Tai Holdings, Ltd.	119,321	133,571
XP Power, Ltd. (d)	2,918	71,734
Yeo Hiap Seng, Ltd.	20,155	9,856

		6,589,859

South Africa—0.1%
Mediclinic International plc	122,923	740,151

Spain—2.4%
Acerinox S.A.	63,187	624,342
Alantra Partners S.A.	6,139	79,129
Almirall S.A.	22,083	213,680
Amper S.A. (a) (d)	224,339	35,795
Applus Services S.A.	33,014	227,517
Atresmedia Corp. de Medios de Comunicacion S.A. (d)	31,355	107,495
Azkoyen S.A.	3,142	19,949
Banco de Sabadell S.A.	1,485,718	1,398,737
Bankinter S.A.	180,931	1,212,571
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cia de Distribucion Integral Logista Holdings S.A. (a)	12,772	322,497
Cie Automotive S.A.	13,586	350,548
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	167,328

Spain—(Continued)
Distribuidora Internacional de Alimentacion S.A. (a)	2,455,491	33,374
Ebro Foods S.A.	20,251	317,724
eDreams ODIGEO S.A. (a)	17,603	74,644
Elecnor S.A.	11,262	127,813
Enagas S.A. (d)	60,475	1,005,466
Ence Energia y Celulosa S.A	52,675	158,183
Ercros S.A.	30,406	105,310
Faes Farma S.A.	100,057	375,705
Fluidra S.A.	14,698	227,951
Fomento de Construcciones y Contratas S.A.	10,961	103,742
Gestamp Automocion S.A. (144A)	18,173	70,441
Global Dominion Access S.A. (144A)	25,444	97,760
Grenergy Renovables S.A. (a) (d)	1,152	34,153
Grupo Catalana Occidente S.A.	14,264	450,696
Grupo Empresarial San Jose S.A. (d)	8,320	35,353
Iberpapel Gestion S.A.	1,128	16,175
Indra Sistemas S.A.	42,149	479,808
Laboratorios Farmaceuticos Rovi S.A.	4,330	166,968
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros	186,237	205,513
Mapfre S.A.	177,590	344,317
Melia Hotels International S.A. (a) (d)	31,617	154,701
Miquel y Costas & Miquel S.A.	8,745	109,574
Neinor Homes S.A. (144A)	4,237	37,065
Obrascon Huarte Lain S.A. (a)	47,913	22,969
Pharma Mar S.A.	2,214	152,163
Prim S.A. (d)	3,013	34,832
Promotora de Informaciones S.A. - Class A (a) (d)	83,921	25,222
Prosegur Cash S.A. (144A) (d)	28,432	18,258
Prosegur Cia de Seguridad S.A.	54,905	104,391
Realia Business S.A. (a)	143,011	163,716
Sacyr S.A.	131,288	366,486
Solaria Energia y Medio Ambiente S.A. (a)	19,439	357,976
Talgo S.A. (144A) (d)	22,594	79,736
Tecnicas Reunidas S.A. (a) (d)	11,115	108,758
Tubacex S.A. (a)	32,455	69,346
Unicaja Banco S.A. (144A)	267,421	295,431
Vidrala S.A. (d)	5,686	488,834
Viscofan S.A.	10,515	678,851
Vocento S.A.	18,128	12,251

		12,471,244

Sweden—2.5%
AcadeMedia AB (144A)	21,250	90,784
AddLife AB - Class B	571	5,968
AddNode Group AB	29,228	276,292
AFRY AB	11,051	181,578
Alimak Group AB (144A)	10,425	74,531
Alligo AB - Class B	8,890	67,617
Ambea AB (144A)	4,741	20,006
Annehem Fastigheter AB - Class B (a)	7,859	14,903
AQ Group AB	654	19,404
Arise AB (a)	4,852	23,378
Arjo AB - B Shares	55,404	206,298
Atrium Ljungberg AB - B Shares	6,493	106,600
Attendo AB (144A) (a)	28,610	66,593
Beijer Alma AB	13,962	219,208

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Beijer Electronics Group AB	7,843	$82,989
Bergman & Beving AB	10,176	108,445
Besqab AB	1,061	8,049
Betsson AB - Class B (a)	39,536	321,566
BHG Group AB (a)	13,680	24,455
Bilia AB - A Shares	27,610	303,320
Biogaia AB - B Shares	6,111	48,987
BioInvent International AB (a)	2,421	7,456
Biotage AB	16,595	294,225
Bonava AB - B Shares	18,068	51,182
Boozt AB (144A) (a)	5,455	62,832
Bravida Holding AB (144A)	21,254	227,691
Bufab AB	11,463	257,869
Bulten AB	4,294	24,516
Bure Equity AB	9,390	222,810
Byggmax Group AB	18,326	87,460
Catella AB	2,281	7,961
Catena AB	7,656	285,256
Cellavision AB	2,146	47,079
Cibus Nordic Real Estate AB	2,907	40,041
Clas Ohlson AB - B Shares (d)	15,608	107,583
Cloetta AB - B Shares	79,517	159,052
Collector Bank AB (a)	5,059	18,612
Coor Service Management Holding AB (144A)	24,209	149,023
Corem Property Group AB - Class B	33,644	27,187
Corem Property Group AB - Class D	1,405	22,966
Dios Fastigheter AB	26,164	189,824
Doro AB (a)	3,391	4,828
Duni AB (a)	13,288	109,832
Dustin Group AB (144A) (a)	18,802	74,458
Eastnine AB	7,088	82,052
Elanders AB - B Shares	1,453	20,919
Electrolux Professional AB - Class B	46,563	195,147
Eltel AB (144A) (a)	18,428	14,684
Enea AB (a) (d)	4,082	33,742
Eolus Vind AB - B Shares	935	9,479
eWork Group AB	2,864	33,512
Fagerhult AB	19,392	75,393
Fastighets AB Trianon	3,988	7,968
FastPartner AB - Class A	10,644	72,738
Ferronordic AB (a)	275	2,018
Fingerprint Cards AB - Class B (a) (d)	37,915	10,693
FormPipe Software AB	2,450	5,173
G5 Entertainment AB	208	4,200
GARO AB	4,784	49,906
Granges AB	31,689	258,621
Heba Fastighets AB - Class B	19,054	66,287
Hexatronic Group AB	21,735	296,173
HMS Networks AB	2,830	92,414
Hoist Finance AB (144A) (a)	12,983	36,714
Humana AB (a)	6,890	25,427
Instalco AB	38,975	148,579
Inwido AB	16,291	173,248
ITAB Shop Concept AB (a)	1,944	2,050
JM AB (d)	17,370	287,733
Karnov Group AB (a)	14,120	79,318
Know It AB	6,672	130,147

Sweden—(Continued)
Lagercrantz Group AB - B Shares	34,005	337,726
Lime Technologies AB	1,294	28,503
Lindab International AB	25,702	315,014
Loomis AB	14,627	400,674
MEKO AB	11,543	124,468
MIPS AB (d)	5,892	243,971
Modern Times Group MTG AB - Class B (a)	23,462	200,880
Momentum Group AB (a)	8,890	49,805
Munters Group AB (144A)	20,599	203,742
Mycronic AB	17,551	329,950
NCAB Group AB	20,370	127,303
NCC AB - B Shares	17,089	159,782
Nederman Holding AB	7,692	127,037
Net Insight AB - Class B (a)	74,697	43,446
New Wave Group AB - B Shares	19,643	390,138
Nilorngruppen AB - B Shares	1,106	8,894
Nobia AB	40,224	82,153
Nolato AB - B Shares	52,647	276,874
Nordic Paper Holding AB	2,747	8,698
Nordic Waterproofing Holding AB	6,754	94,225
Note AB (a)	1,027	17,584
NP3 Fastigheter AB (d)	11,449	218,445
Nyfosa AB (d)	44,721	346,652
OEM International AB - B Shares (d)	22,800	158,067
Orron Energy AB (a)	9,493	20,408
Ovzon AB (a)	673	3,712
Peab AB - Class B	3,697	21,017
Platzer Fastigheter Holding AB - Class B	15,422	121,662
Pricer AB - B Shares	32,212	50,494
Proact IT Group AB	8,496	67,503
Ratos AB - B Shares	61,820	246,668
RaySearch Laboratories AB (a)	7,859	51,388
Rejlers AB	1,659	21,789
Rottneros AB	26,936	31,557
Scandi Standard AB (a)	18,069	84,804
Scandic Hotels Group AB (144A) (a) (d)	33,911	104,534
Sdiptech AB - Class B (a)	1,095	23,793
Sensys Gatso Group AB (a)	223,283	21,361
SkiStar AB	13,849	147,643
Softronic AB - B Shares	3,875	7,996
Solid Forsakring AB (a)	2,708	17,108
Stendorren Fastigheter AB (a)	1,576	29,067
Stillfront Group AB (a)	27,529	46,121
Systemair AB	22,572	155,165
Tethys Oil AB	2,076	12,068
TF Bank AB	690	11,667
Troax Group AB	11,680	204,804
VBG Group AB - B Shares	2,387	31,977
Vitec Software Group AB - B Shares	5,431	218,360
Volati AB	1,043	8,712

		13,020,458

Switzerland—7.5%
Adecco Group AG	16,374	538,450
Aevis Victoria S.A.	730	13,835
Allreal Holding AG	4,342	707,184

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
ALSO Holding AG (a)	2,049	$376,301
APG SGA S.A.	390	67,872
Arbonia AG	14,726	205,255
Aryzta AG (a)	240,805	287,178
Ascom Holding AG	3,201	25,785
Autoneum Holding AG	1,187	131,160
Baloise Holding AG	8,025	1,239,613
Banque Cantonale de Geneve	750	145,554
Banque Cantonale Vaudoise (d)	6,586	632,542
Basilea Pharmaceutica AG (a)	805	39,983
Belimo Holding AG	2,620	1,251,776
Bell Food Group AG	693	177,960
Bellevue Group AG	3,322	134,460
Berner Kantonalbank AG	1,494	359,345
BKW AG	6,201	846,109
Bossard Holding AG - Class A	2,139	463,940
Bucher Industries AG	2,031	845,791
Burckhardt Compression Holding AG	714	424,884
Burkhalter Holding AG	1,499	124,251
Bystronic AG	452	313,924
Calida Holding AG	1,703	87,074
Carlo Gavazzi Holding AG	124	40,333
Cembra Money Bank AG	9,521	793,841
Cicor Technologies, Ltd. (a)	644	29,873
Cie Financiere Tradition S.A. (d)	601	68,057
Clariant AG (a)	59,367	944,729
Coltene Holding AG (a)	1,490	123,043
Comet Holding AG	1,743	370,987
Daetwyler Holding AG	1,258	251,231
DKSH Holding AG	10,401	790,817
dormakaba Holding AG	861	316,390
Dufry AG (a) (d)	18,930	792,110
EDAG Engineering Group AG	3,171	34,286
EFG International AG (a)	30,423	289,947
Emmi AG	657	554,912
Energiedienst Holding AG	4,275	207,142
Evolva Holding S.A. (a) (d)	84,327	7,501
Feintool International Holding AG (d)	1,764	38,463
Fenix Outdoor International AG (d)	1,091	89,193
Ferrexpo plc	50,160	95,360
Flughafen Zurich AG (a)	5,491	850,850
Forbo Holding AG	343	403,124
Fundamenta Real Estate AG (a)	4,539	79,029
Galenica AG (144A)	13,396	1,094,007
GAM Holding AG (a)	62,659	63,645
Georg Fischer AG	25,460	1,566,304
Gurit Holding AG (d)	1,430	139,394
Helvetia Holding AG	10,528	1,228,702
Hiag Immobilien Holding AG	1,881	166,781
Highlight Communications AG (a)	7,829	31,536
HOCHDORF Holding AG (a) (d)	174	3,988
Huber & Suhner AG	5,184	484,992
Hypothekarbank Lenzburg AG	3	13,302
Implenia AG (a)	4,729	194,196
Ina Invest Holding AG (a) (d)	1,388	29,559
Inficon Holding AG	501	437,702
Interroll Holding AG	220	561,252

Switzerland—(Continued)
Intershop Holding AG	466	304,123
Investis Holding S.A.	421	46,193
IWG plc (a)	194,505	390,145
Jungfraubahn Holding AG (a)	970	130,005
Kardex Holding AG	2,137	352,677
Komax Holding AG	1,175	328,155
Kudelski S.A. (d)	13,221	33,803
Landis & Gyr Group AG (a) (d)	4,662	328,874
LEM Holding S.A.	166	322,226
Luzerner Kantonalbank AG	1,001	447,111
Medacta Group S.A. (144A)	1,064	118,990
Medmix AG (144A)	5,258	100,327
Meier Tobler Group AG (d)	1,744	77,284
Metall Zug AG - B Shares	78	162,360
Mikron Holding AG	2,145	20,383
Mobilezone Holding AG	13,629	225,539
Mobimo Holding AG (d)	2,335	594,206
Novavest Real Estate AG (a)	468	20,646
OC Oerlikon Corp. AG	62,425	410,885
Orascom Development Holding AG (a) (d)	4,230	33,848
Orell Fuessli AG	331	29,352
Orior AG	1,947	154,530
Phoenix Mecano AG	274	97,489
Plazza AG - Class A	222	74,410
PSP Swiss Property AG	13,459	1,582,745
Resurs Holding AB (144A)	27,086	64,925
Rieter Holding AG (d)	1,020	116,095
Romande Energie Holding S.A.	111	134,073
Schaffner Holding AG	204	64,565
Schweiter Technologies AG	354	281,964
Schweizerische Nationalbank (d)	5	25,942
Sensirion Holding AG (144A) (a)	2,180	231,903
SFS Group AG	5,311	504,055
Siegfried Holding AG (a)	1,427	949,926
SIG Group AG (a)	6,849	150,109
St. Galler Kantonalbank AG	970	503,891
Stadler Rail AG	648	23,064
Sulzer AG (d)	5,258	410,544
Swiss Prime Site AG	15,133	1,314,013
Swiss Steel Holding AG (a) (d)	161,565	36,209
Swissquote Group Holding S.A.	3,768	547,657
Tecan Group AG	161	72,272
Temenos AG	15,465	854,288
TX Group AG	1,079	172,763
U-Blox Holding AG (a)	2,199	263,439
V-ZUG Holding AG (a) (d)	780	76,912
Valiant Holding AG	5,102	552,634
VAT Group AG (144A)	3,009	828,727
Vaudoise Assurances Holding S.A.	306	139,793
Vetropack Holding AG	4,400	171,830
Von Roll Holding AG (a) (d)	16,704	15,552
Vontobel Holding AG	9,439	627,652
VZ Holding AG	4,180	323,474
Walliser Kantonalbank	1,345	151,210
Warteck Invest AG	53	130,035
Ypsomed Holding AG	692	126,526
Zehnder Group AG	3,904	235,379

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Zug Estates Holding AG - B Shares	83	$158,895
Zuger Kantonalbank AG	57	446,742

		39,720,168

Taiwan—0.0%
FIT Hon Teng, Ltd. (144A) (a) (d)	80,000	20,877

Tanzania—0.0%
Helios Towers plc (a)	110,176	141,460

United Arab Emirates—0.0%
Borr Drilling, Ltd. (a)	19,040	100,673
Network International Holdings plc (144A) (a)	11,307	40,497
Shelf Drilling, Ltd. (144A) (a) (d)	19,770	44,739

		185,909

United Kingdom—11.4%
4imprint Group plc	7,046	361,895
888 Holdings plc (a)	95,449	100,521
A.G. Barr plc	34,817	223,954
accesso Technology Group plc (a)	2,402	24,094
Advanced Medical Solutions Group plc	23,347	73,128
AJ Bell plc	59,750	259,041
Alfa Financial Software Holdings plc (144A)	10,992	22,069
Alliance Pharma plc	95,282	61,019
Anglo-Eastern Plantations plc	5,782	56,051
Appreciate Group plc	23,099	11,564
Ascential plc (a)	79,762	194,500
Ashmore Group plc	97,994	283,677
Avon Protection plc	8,677	112,826
Babcock International Group plc (a)	152,440	520,275
Bakkavor Group plc (144A) (d)	12,493	14,483
Balfour Beatty plc	201,378	819,862
Beazley plc	163,069	1,334,683
Begbies Traynor Group plc	20,686	36,326
Bellway plc	23,206	533,933
Biffa plc (144A)	56,754	279,537
Bloomsbury Publishing plc	28,218	153,142
Bodycote plc	64,772	444,273
boohoo Group plc (a)	12,408	5,322
BRAEMAR plc	7,120	25,398
Britvic plc	74,790	703,272
Brooks Macdonald Group plc	486	12,468
Bytes Technology Group plc	44,836	209,532
Capita plc (a)	344,633	101,045
Capricorn Energy plc	170,133	539,116
Card Factory plc (a)	103,756	98,150
Carr’s Group plc	19,239	28,961
Castings plc	2,870	12,015
Cazoo Group, Ltd. (a)	27,925	4,379
Centaur Media plc	92,526	43,063
Central Asia Metals plc	20,359	61,072
Centrica plc	119,959	139,696
Chemring Group plc	102,749	369,878
Chesnara plc	50,709	173,975
Clarkson plc	8,219	320,378

United Kingdom—(Continued)
Close Brothers Group plc	45,801	579,817
CMC Markets plc (144A)	42,124	114,183
Coats Group plc	305,341	243,744
Computacenter plc	22,674	524,463
Concentric AB	10,386	194,164
Costain Group plc (a)	35,950	17,092
Cranswick plc	15,732	585,442
Crest Nicholson Holdings plc	83,456	239,577
Currys plc	250,394	161,572
CVS Group plc	15,668	366,823
De La Rue plc (a) (d)	52,440	49,756
Deliveroo plc (144A) (a)	17,186	17,816
Devro plc	56,716	211,376
DFS Furniture plc	51,390	96,267
Dialight plc (a) (d)	5,140	19,362
Dignity plc (a) (d)	17,060	85,711
Diploma plc	22,123	743,435
Direct Line Insurance Group plc	32,294	86,585
DiscoverIE Group plc	22,813	202,242
Domino’s Pizza Group plc	134,943	478,889
dotdigital group plc	41,626	41,702
Dr. Martens plc	56,127	129,716
Drax Group plc	123,481	1,050,593
Dunelm Group plc	27,630	325,946
DWF Group plc (144A)	31,362	30,503
easyJet plc (a)	5,538	21,766
Ecora Resources plc	51,447	93,715
EKF Diagnostics Holdings plc (d)	38,020	23,018
Elementis plc (a)	202,330	293,441
EMIS Group plc	13,707	310,229
Energean plc	27,001	427,647
EnQuest plc (a)	515,849	133,934
Epwin Group plc	14,369	12,592
Ergomed plc (a)	6,678	102,760
Essentra plc	94,236	268,325
FD Technologies plc (a)	2,592	42,734
FDM Group Holdings plc	21,321	192,837
Fevertree Drinks plc	23,602	293,245
Firstgroup plc	145,351	177,896
Flex LNG, Ltd.	7,691	252,882
Flowtech Fluidpower plc	6,703	8,717
Forterra plc (144A)	58,426	131,863
Foxtons Group plc	74,860	26,874
Frasers Group plc (a)	47,331	406,648
Frontier Developments plc (a) (d)	3,312	38,595
Fuller Smith & Turner plc - Class A	9,279	55,699
Funding Circle Holdings plc (144A) (a)	10,326	6,865
Galliford Try Holdings plc	49,848	95,837
Games Workshop Group plc	8,487	879,487
Gamma Communications plc	13,845	181,137
Gem Diamonds, Ltd.	44,142	17,348
Genel Energy plc	14,530	21,888
Genuit Group plc	68,299	232,069
Georgia Capital plc (a)	7,105	62,702
Gooch & Housego plc (d)	2,212	14,392
Goodwin plc	188	7,581
Grafton Group plc	67,734	646,273

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Grainger plc	208,838	$634,194
Greggs plc	29,520	833,185
Gulf Keystone Petroleum, Ltd.	64,377	156,425
Gym Group plc (The) (144A) (a)	49,004	64,594
H&T Group plc (d)	1,027	5,944
Halfords Group plc	72,677	184,066
Harworth Group plc	4,382	5,607
Hays plc	457,753	640,754
Headlam Group plc	31,939	116,819
Helical plc	38,476	155,228
Henry Boot plc	14,477	41,030
Hill & Smith plc	26,057	369,589
Hilton Food Group plc	19,243	129,899
Hiscox, Ltd.	63,641	838,505
Hollywood Bowl Group plc	35,798	107,812
HomeServe plc (a)	36,749	531,813
Hunting plc	52,837	212,700
Hyve Group plc (a)	76,414	67,833
Ibstock plc (144A)	123,730	231,755
IDOX plc (d)	75,537	59,170
IG Group Holdings plc	23,097	218,489
IMI plc	13,382	208,300
Impax Asset Management Group plc	13,684	119,639
Inchcape plc	111,052	1,096,127
Indivior plc (a)	35,234	788,195
IntegraFin Holdings plc	48,598	177,602
International Distributions Services plc	6,841	17,635
International Personal Finance plc	79,366	70,201
iomart Group plc	16,833	25,459
IP Group plc	225,731	151,417
IQE plc (a) (d)	73,580	44,207
ITV plc	601,889	547,523
J.D. Wetherspoon plc (a)	21,503	115,743
James Fisher & Sons plc (a)	17,856	84,261
James Halstead plc (d)	59,490	135,136
Jet2 plc	34,034	394,981
John Wood Group plc (a)	195,202	317,360
Johnson Service Group plc	61,047	71,569
Jupiter Fund Management plc	156,485	250,759
Just Group plc	224,609	221,590
Kainos Group plc	20,314	376,868
Keller Group plc	23,721	229,474
Kier Group plc (a)	94,700	67,959
Kin & Carta plc (a)	25,591	66,230
Lancashire Holdings, Ltd.	72,054	562,770
Learning Technologies Group plc	112,961	157,624
Liontrust Asset Management plc	12,072	163,017
Lookers plc	131,372	120,874
LSL Property Services plc	25,826	78,130
Luceco plc (144A)	31,684	37,547
M&C Saatchi plc (a)	3,677	6,716
Man Group plc	406,273	1,049,810
Marks & Spencer Group plc (a)	370,741	549,858
Marshalls plc	60,744	201,367
Marston’s plc (a)	258,409	124,116
McBride plc (a)	63,975	15,838
ME Group International plc	89,030	124,030

United Kingdom—(Continued)
Mears Group plc	41,542	104,498
Medica Group plc	4,619	7,793
Metro Bank plc (a) (d)	2,816	4,133
Micro Focus International plc	58,651	375,109
Midwich Group plc (d)	2,103	10,730
Mitchells & Butlers plc (a)	103,172	172,069
Mitie Group plc	406,977	367,263
MJ Gleeson plc	13,112	54,587
Moneysupermarket.com Group plc	146,027	339,428
Moonpig Group plc (a)	25,425	33,994
Morgan Advanced Materials plc	95,467	363,204
Morgan Sindall Group plc	14,642	269,256
Mortgage Advice Bureau Holdings, Ltd.	6,665	42,973
Motorpoint group plc (a)	14,323	25,125
MP Evans Group plc	2,300	22,532
N Brown Group plc (a)	62,840	18,992
Naked Wines plc (a)	1,427	2,157
National Express Group plc (a)	190,696	299,959
NCC Group plc	88,729	214,862
Next Fifteen Communications Group plc	16,972	203,145
Ninety One plc (d)	93,523	210,243
Norcros plc	11,343	24,682
Numis Corp. plc (d)	16,141	37,261
Odfjell Technology Ltd. (a)	4,274	12,623
On the Beach Group plc (144A) (a)	32,313	60,877
OSB Group plc	78,656	455,140
Oxford Instruments plc	15,582	425,986
Pagegroup plc	102,025	569,476
Pan African Resources plc	368,191	73,442
Paragon Banking Group plc	81,611	555,994
Parkmead Group plc (The) (a)	28,991	20,079
PayPoint plc	20,570	126,967
Pendragon plc (a)	345,188	80,258
Pennon Group plc	68,031	731,340
Petrofac, Ltd. (a) (d)	103,557	87,969
Pets at Home Group plc	171,293	587,195
Pharos Energy plc (a)	50,968	14,300
Phoenix Spree Deutschland, Ltd.	665	1,984
Playtech plc (a)	90,374	555,021
Polar Capital Holdings plc	16,568	95,708
Porvair plc	8,570	63,899
PPHE Hotel Group, Ltd.	3,290	49,986
Premier Foods plc	241,797	317,041
Provident Financial plc	52,029	120,262
PZ Cussons plc	74,104	188,570
QinetiQ Group plc	170,380	736,075
Quilter plc (144A)	443,586	496,893
Rank Group plc (a)	54,017	53,266
Rathbones Group plc	17,130	422,463
Reach plc	127,590	146,702
Record plc	12,453	13,737
Redde Northgate plc	57,053	283,778
Redrow plc	89,477	492,288
Renew Holdings plc	8,917	79,108
Renewi plc (a)	25,541	184,825
Renishaw plc	7,782	345,253
Renold plc (a)	238	61

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Restaurant Group plc (The) (a)	92,660	$34,992
Ricardo plc	13,452	78,305
RM plc	43,283	30,176
Robert Walters plc	16,356	106,441
Rotork plc	222,499	826,066
RPS Group plc	100,537	267,598
RWS Holdings plc	12,286	55,868
S&U plc	1,188	30,036
Sabre Insurance Group plc (144A)	49,439	63,640
Saga plc (a) (d)	8,514	12,995
Savills plc	45,458	454,086
Secure Trust Bank plc	458	4,121
Senior plc	166,890	253,185
Serco Group plc	300,955	562,814
Serica Energy plc	47,039	161,330
Severfield plc	100,890	75,556
SIG plc (a)	255,262	91,210
Smart Metering Systems plc	23,321	220,483
Smiths News plc (d)	20,535	11,612
Softcat plc	30,193	433,341
Spectris plc	22,506	813,092
Speedy Hire plc	177,240	85,249
Spire Healthcare Group plc (144A) (a)	62,350	171,697
Spirent Communications plc	181,575	571,037
Sportech plc	8,446	1,991
SSP Group plc (a)	185,760	512,244
SThree plc	41,761	203,486
Stobart Group, Ltd. (a)	102,535	6,313
Studio Retail Group plc (b) (c)	17,439	4,545
STV Group plc	7,194	24,080
Superdry plc (a)	18,185	28,196
Synthomer plc	101,465	176,846
T. Clarke plc (d)	15,381	22,193
Tate & Lyle plc	97,547	837,866
TBC Bank Group plc	6,166	169,051
Telecom Plus plc	18,238	484,162
Topps Tiles plc	61,961	33,725
TORM plc - Class A	8,003	228,344
TP ICAP Group plc	235,823	496,922
Travis Perkins plc	50,576	540,827
Trellus Health plc (a)	2,339	283
Trifast plc	20,432	17,950
TT electronics plc	60,814	127,806
Tyman plc	21,078	57,352
Verici Dx plc (a)	760	115
Vertu Motors plc	46,012	30,081
Vesuvius plc	68,585	333,807
Victrex plc	25,139	485,272
VIDENDUM plc	10,351	135,056
Virgin Money UK plc	239,897	528,295
Vistry Group plc	65,780	497,941
Volex plc	20,602	62,445
Volution Group plc	34,155	149,997
Vp plc (d)	4,147	34,343
Watches of Switzerland Group plc (144A) (a)	47,460	471,470
Watkin Jones plc	46,386	56,285
WH Smith plc	30,332	541,308

United Kingdom—(Continued)
Wickes Group plc	76,029	134,480
Wincanton plc	40,925	166,844
Xaar plc (a)	18,088	42,575
XPS Pensions Group plc	7,428	12,498
Young & Co’s Brewery plc - Class A	4,640	57,458
Young & Co’s Brewery plc (Non-Voting Shares)	1,744	13,380
Zotefoams plc	7,268	29,872

		60,046,883

United States—0.5%
ADTRAN Holdings, Inc. (d)	14,095	255,014
Argonaut Gold, Inc. (a)	80,499	30,915
Burford Capital, Ltd.	35,459	285,552
Diversified Energy Co., plc	191,404	268,861
Energy Fuels, Inc. (a) (d)	9,131	56,512
Frontage Holdings Corp. (144A) (a)	58,000	21,494
GXO Logistics, Inc. (a)	245	10,459
Hecla Mining Co. (d)	2,637	14,662
Noble Corp. plc (a)	4,072	152,804
Ormat Technologies, Inc.	1	49
Primo Water Corp.	2,400	37,296
PureTech Health plc (a)	49,670	160,253
Reliance Worldwide Corp., Ltd.	176,413	354,911
Samsonite International S.A. (144A) (a)	168,600	440,865
Sims, Ltd.	51,085	454,536
VAALCO Energy, Inc. (d)	7,990	36,434
Varia US Properties AG	1,203	59,932
Viemed Healthcare, Inc. (a)	5,284	39,947

		2,680,496

Total Common Stocks (Cost $544,052,487)		526,243,160

Preferred Stocks—0.3%

Germany—0.3%
Draegerwerk AG & Co. KGaA	3,031	135,141
Fuchs Petrolub SE	17,122	600,073
Jungheinrich AG	16,854	479,540
Sixt SE	4,716	275,105
Sto SE & Co. KGaA	618	99,552
Villeroy & Boch AG	505	9,055

		1,598,466

Italy—0.0%
Danieli & C Officine Meccaniche S.p.A. (Savings Shares)	4,725	72,278

Total Preferred Stocks (Cost $1,800,532)		1,670,744

Warrants—0.0%

Australia—0.0%
Decmil Group, Ltd. Expires 09/06/23 (a)	4,018	0

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Warrants—(Continued)

Security Description	Shares/ Principal Amount*	Value

Italy—0.0%
Webuild S.p.A. Expires 08/02/30 (a) (d)	6,346	$0

Macau—0.0%
MECOM Power and Construction, Ltd. Expires 05/24/23 (a)	4,600	87

Singapore—0.0%
Ezion Holdings, Ltd., Expires 04/16/23 (a)	309,737	0

Sweden—0.0%
Fingerprint Cards AB Expires 09/08/23 (a)	1,805	119

Total Warrants (Cost $0)		206

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units) (a)	9,600	0

Austria—0.0%
Immofinanz AG (a)	28,505	0
Intercell AG (a) (b) (c)	24,163	0
S Immo AG (a) (b) (c)	17,333	0

		0

Hong Kong—0.0%
Fortune Oil CVR (a) (b) (c)	575,627	0

Total Rights (Cost $0)		0

Securities Lending Reinvestments (e)— 5.1%

Repurchase Agreements—4.3%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $1,620,272; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $1,651,907.	1,619,517	1,619,517
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $400,191; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $408,000.	400,000	400,000
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $2,040,963.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $4,001,920; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $4,095,477.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $1,100,924; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $1,124,616.	1,100,000	1,100,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $3,302,855; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $3,593,134.	3,300,000	3,300,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $300,142; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $306,542.	300,000	300,000
Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $2,000,947; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $700,341; collateralized by various Common Stock with an aggregate market value of $778,993.	700,000	700,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $1,600,784; collateralized by various Common Stock with an aggregate market value of $1,780,728.	1,600,000	1,600,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $800,688; collateralized by various Common Stock with an aggregate market value of $890,554.	800,000	800,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $5,002,445; collateralized by various Common Stock with an aggregate market value of $5,588,172.	5,000,000	5,000,000

		22,819,517

Mutual Funds—0.8%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (f)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (f)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (f)	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $26,819,516)		26,819,517

Total Investments—104.9% (Cost $572,672,535)		554,733,627
Other assets and liabilities (net)—(4.9)%		(26,073,971)

Net Assets—100.0%		$528,659,656

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(d)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $41,156,072 and the collateral received consisted of cash in the amount of $26,819,516 and non-cash collateral with a value of $17,290,406. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $17,910,990, which is 3.4% of net assets.

Ten Largest Industries as of December 31, 2022 (Unaudited)	% of Net Assets
Machinery	6.3
Metals & Mining	5.7
Banks	5.6
Oil, Gas & Consumable Fuels	4.7
Real Estate Management & Development	4.1
Electronic Equipment, Instruments & Components	3.4
Chemicals	3.4
Food Products	3.4
Capital Markets	3.3
Construction & Engineering	3.0

Glossary of Abbreviations

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$654,414	$31,375,689	$88,677	$32,118,780
Austria	31,792	8,337,745	—	8,369,537
Belgium	—	8,727,504	—	8,727,504
Cambodia	—	222,481	—	222,481
Canada	62,234,389	275,342	2,825	62,512,556
China	291,466	380,449	—	671,915
Colombia	91,952	—	—	91,952
Denmark	—	13,195,273	—	13,195,273
Faeroe Islands	—	21,714	—	21,714
Finland	—	12,259,780	—	12,259,780
France	—	25,269,147	0	25,269,147
Georgia	—	419,592	—	419,592
Germany	—	30,096,134	—	30,096,134
Ghana	—	217,945	—	217,945
Greece	—	17,032	—	17,032
Greenland	—	11,893	—	11,893
Guernsey, Channel Islands	—	—	0	0

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Hong Kong	$944,378	$10,960,512	$20,116	$11,925,006
India	—	83,879	—	83,879
Ireland	—	3,499,005	—	3,499,005
Isle of Man	—	24,667	—	24,667
Israel	178,389	7,024,934	—	7,203,323
Italy	—	18,881,074	0	18,881,074
Japan	3,706	132,419,670	—	132,423,376
Jersey, Channel Islands	—	510,869	—	510,869
Liechtenstein	—	312,931	—	312,931
Luxembourg	—	1,511,708	—	1,511,708
Macau	—	317,475	—	317,475
Malaysia	—	199	—	199
Malta	—	15,728	—	15,728
Mongolia	—	8,657	—	8,657
Netherlands	—	10,995,181	0	10,995,181
New Zealand	—	2,522,086	—	2,522,086
Norway	—	4,094,428	—	4,094,428
Peru	—	81,311	—	81,311
Philippines	—	19,433	—	19,433
Portugal	—	1,972,084	—	1,972,084
Singapore	196,047	6,393,812	0	6,589,859
South Africa	—	740,151	—	740,151
Spain	—	12,471,244	0	12,471,244
Sweden	—	13,020,458	—	13,020,458
Switzerland	—	39,720,168	—	39,720,168
Taiwan	—	20,877	—	20,877
Tanzania	—	141,460	—	141,460
United Arab Emirates	36,858	149,051	—	185,909
United Kingdom	6,370	60,035,968	4,545	60,046,883
United States	226,225	2,454,271	—	2,680,496
Total Common Stocks	64,895,986	461,231,011	116,163	526,243,160
Total Preferred Stocks*	—	1,670,744	—	1,670,744
Warrants
Australia	—	0	—	0
Italy	—	0	—	0
Macau	87	—	—	87
Singapore	—	0	—	0
Sweden	119	—	—	119
Total Warrants	206	0	—	206
Rights
Australia	—	0	—	0
Austria	—	0	0	0
Hong Kong	—	—	0	0
Total Rights	—	0	0	0
Securities Lending Reinvestments
Repurchase Agreements	—	22,819,517	—	22,819,517
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	22,819,517	—	26,819,517
Total Investments	$68,896,192	$485,721,272	$116,163	$554,733,627

Collateral for Securities Loaned (Liability)	$—	$(26,819,516)	$—	$(26,819,516)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

During the year ended December 31, 2022, transfers into Level 3 in the amount of $306,538 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

During the year ended December 31, 2022, transfers out of Level 3 in the amount of $42,128 were due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$554,733,627
Cash denominated in foreign currencies (c)	294,454
Receivable for:
Investments sold	1,108,682
Fund shares sold	8,976
Dividends	1,724,809
Prepaid expenses	2,067
Other assets	76,962

Total Assets	557,949,577
Liabilities
Due to custodian	847,276
Collateral for securities loaned	26,819,516
Payables for:
Investments purchased	223,296
Fund shares redeemed	575,821
Accrued Expenses:
Management fees	293,976
Distribution and service fees	13,869
Deferred trustees’ fees	152,551
Other expenses	363,616

Total Liabilities	29,289,921

Net Assets	$528,659,656

Net Assets Consist of:
Paid in surplus	$527,436,459
Distributable earnings (Accumulated losses)	1,223,197

Net Assets	$528,659,656

Net Assets
Class A	$463,668,596
Class B	64,991,060
Capital Shares Outstanding*
Class A	49,392,354
Class B	6,986,401
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.39
Class B	9.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $572,672,535.
(b)	Includes securities loaned at value of $41,156,072.
(c)	Identified cost of cash denominated in foreign currencies was $293,649.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$17,586,155
Interest	8,524
Securities lending income	565,083

Total investment income	18,159,762
Expenses
Management fees	4,576,458
Administration fees	35,700
Custodian and accounting fees	469,824
Distribution and service fees—Class B	171,180
Audit and tax services	73,571
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	26,208
Insurance	5,056
Miscellaneous	173,404

Total expenses	5,586,056
Less management fee waiver	(845,105)

Net expenses	4,740,951

Net Investment Income	13,418,811

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	17,819,622
Foreign currency transactions	(305,179)

Net realized gain (loss)	17,514,443

Net change in unrealized appreciation (depreciation) on:
Investments	(150,197,459)
Foreign currency transactions	(54,866)

Net change in unrealized appreciation (depreciation)	(150,252,325)

Net realized and unrealized gain (loss)	(132,737,882)

Net Increase (Decrease) in Net Assets From Operations	$(119,319,071)

(a)	Net of foreign withholding taxes of $1,710,779

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$13,418,811	$11,838,484
Net realized gain (loss)	17,514,443	65,499,786
Net change in unrealized appreciation (depreciation)	(150,252,325)	18,237,005

Increase (decrease) in net assets from operations	(119,319,071)	95,575,275

From Distributions to Shareholders
Class A	(67,111,201)	(41,845,260)
Class B	(9,121,187)	(5,605,393)

Total distributions	(76,232,388)	(47,450,653)

Increase (decrease) in net assets from capital share transactions	30,913,982	(75,789,656)

Total increase (decrease) in net assets	(164,637,477)	(27,665,034)

Net Assets
Beginning of period	693,297,133	720,962,167

End of period	$528,659,656	$693,297,133

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	6,735	$60,090	4,525	$57,966
Reinvestments	7,286,775	67,111,201	3,160,518	41,845,260
Redemptions	(3,905,979)	(41,054,772)	(8,312,382)	(111,152,075)

Net increase (decrease)	3,387,531	$26,116,519	(5,147,339)	$(69,248,849)

Class B
Sales	507,355	$4,954,004	366,835	$4,826,478
Reinvestments	997,942	9,121,187	426,590	5,605,393
Redemptions	(909,564)	(9,277,728)	(1,294,580)	(16,972,678)

Net increase (decrease)	595,733	$4,797,463	(501,155)	$(6,540,807)

Increase (decrease) derived from capital shares transactions		$30,913,982		$(75,789,656)

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.25	$12.43	$12.22	$11.07	$15.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.22	0.16	0.22	0.23
Net realized and unrealized gain (loss)	(2.59)	1.54	0.75	2.20	(3.05)

Total income (loss) from investment operations	(2.34)	1.76	0.91	2.42	(2.82)

Less Distributions
Distributions from net investment income	(0.30)	(0.24)	(0.29)	(0.16)	(0.40)
Distributions from net realized capital gains	(1.22)	(0.70)	(0.41)	(1.11)	(1.03)

Total distributions	(1.52)	(0.94)	(0.70)	(1.27)	(1.43)

Net Asset Value, End of Period	$9.39	$13.25	$12.43	$12.22	$11.07

Total Return (%) (b)	(17.47)	14.16	9.12	23.30	(20.37)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.93	0.94	0.95	0.93
Net ratio of expenses to average net assets (%) (c)	0.81	0.83	0.93	0.94	0.92
Ratio of net investment income (loss) to average net assets (%)	2.40	1.69	1.47	1.95	1.64
Portfolio turnover rate (%)	11	10	18	14	16
Net assets, end of period (in millions)	$463.7	$609.4	$636.0	$594.9	$495.7

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.13	$12.33	$12.13	$10.99	$15.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.19	0.13	0.19	0.19
Net realized and unrealized gain (loss)	(2.57)	1.52	0.74	2.19	(3.02)

Total income (loss) from investment operations	(2.35)	1.71	0.87	2.38	(2.83)

Less Distributions
Distributions from net investment income	(0.26)	(0.21)	(0.26)	(0.13)	(0.37)
Distributions from net realized capital gains	(1.22)	(0.70)	(0.41)	(1.11)	(1.03)

Total distributions	(1.48)	(0.91)	(0.67)	(1.24)	(1.40)

Net Asset Value, End of Period	$9.30	$13.13	$12.33	$12.13	$10.99

Total Return (%) (b)	(17.70)	13.85	8.79	23.03	(20.56)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.18	1.19	1.20	1.18
Net ratio of expenses to average net assets (%) (c)	1.06	1.08	1.18	1.19	1.17
Ratio of net investment income (loss) to average net assets (%)	2.15	1.44	1.23	1.70	1.39
Portfolio turnover rate (%)	11	10	18	14	16
Net assets, end of period (in millions)	$65.0	$83.9	$85.0	$84.3	$74.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”). A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2022, the Portfolio received EU tax reclaim payments in the amount of $335,762 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $847,276 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,819,517, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$61,733,995	$0	$82,497,084

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$4,576,458	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.200%	Of the first $100 million
0.150%	On amounts in excess of $100 million

An identical expense agreement was in place for the period March 1, 2022 to April 29, 2022.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Prior to March 1, 2022, the Adviser had agreed, for the period April 30, 2021 to February 28, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.150%	Of the first $100 million
0.100%	On amounts in excess of $100 million

Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$582,657,163

Gross unrealized appreciation	116,740,790
Gross unrealized (depreciation)	(144,664,326)

Net unrealized appreciation (depreciation)	$(27,923,536)

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$22,996,258	$16,809,617	$53,236,130	$30,641,036	$76,232,388	$47,450,653

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$12,942,267	$16,369,862	$(27,936,381)	$—	$1,375,748

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Dimensional International Small Company Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Dimensional International Small Company Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Dimensional International Small Company Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-51

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-52

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse/Dimensional International Small Company Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the MSCI World ex-U.S. Small Cap Index, for the one- and three-year periods ended October 31, 2022 and underperformed its benchmark for the five-year period ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-56

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective March 1, 2022.

BHFTII-57

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Brighthouse/Wellington Balanced Portfolio returned -17.08%, -17.31%, and -17.26%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg U.S. Aggregate Bond Index², returned -18.11% and -13.01%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) returned -15.79%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, declined over the twelve-month period ending December 31, 2022, amid surging inflation, tighter financial conditions, and moderating economic activity, we believe that has increased the probability of recession. In the first quarter of 2022, U.S. equities registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (the “Fed”) drove the S&P 500 Index into correction territory in February. In March, the Fed raised interest rates by 25 basis points (“bps”), lifted its 2022 core inflation forecast to 4.1%, and cut its 2022 Gross Domestic Product (“GDP”) growth forecast to 2.8%.

In the second quarter of 2022, U.S. equities fell sharply during a volatile quarter. Rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of a recession. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. The Fed responded to the larger-than-expected increase in prices by accelerating its pace of interest-rate hikes to 75 bps in June, following a 50 bps increase in May.

In the third quarter of 2022, U.S. equities fell as risk sentiment deteriorated on fears that aggressive interest-rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. into recession. Stocks suffered steep losses in September after a larger-than-expected rise in core consumer prices showed that inflation continued to mount across broad areas of the economy. As expected, the Fed raised interest rates by 75 bps in September—the third straight increase of this magnitude.

U.S. equities rallied in the fourth quarter. Greater optimism that the Fed would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 50 bps, snapping a streak of four consecutive hikes of 75 bps. However, the Fed’s Summary of Economic Projections in December indicated a more hawkish outlook compared to its September forecast.

In 2022, large-cap stocks, as measured by the S&P 500 Index, underperformed mid-cap stocks but outperformed small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Fixed income markets experienced sharply negative total returns during the twelve-month period ending December 31, 2022, as the Bloomberg U.S. Aggregate Bond Index generated a return of -13.01% during the period. Global sovereign yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. The fourth quarter witnessed growing hopes of “peak inflation”, even as major central banks retained hawkish stances.

Spread sectors underperformed duration-equivalent government bonds during the period. The first quarter of 2022 recorded one of the worst drawdowns in fixed income markets due in part to the shift to tighter monetary policies and uncertainty from the war in Ukraine, followed by challenging second and third quarters amid continued rising government bond yields. The fourth quarter ended on a positive note as fixed income markets recouped a portion of their losses from earlier in the year as most developed market sovereign yields stabilized at higher levels. Throughout most of the year spreads were volatile but finished wider amid increasing concerns that tighter financial conditions, resulting from a less accommodative policy, could tip the global economy into recession.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its blended benchmark for the period ended December 31, 2022.

The Equity Portfolio underperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2022. Challenging stock selection within the Information Technology (“IT”), Health Care, and Industrials sectors detracted most from relative performance. This was partially offset by stronger stock selection within the Consumer Staples, Utilities, and Financials sectors.

The Equity Portfolio’s largest individual relative detractors included not owning Exxon Mobil, an overweight position in Amazon.com and an overweight position in Meta Platforms. Shares of Exxon Mobil advanced during the period with crude oil prices soaring as tensions between Russia and Ukraine threatened to create a tighter oil market. Shares of Amazon.com fell during the period after the company reported an unexpected first quarter loss. Results from both the company’s core online retailing business and its advertising unit came in short of estimates. The share price of Meta Platforms fell after management released disappointing second-quarter results and weak near-term guidance. At the end of the period, the Portfolio continued to own both Amazon.com and Meta Platforms.

Top contributors to relative performance during the period included an underweight allocation to Tesla, an out-of-benchmark position in

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

Shell and an out-of-benchmark allocation to Performance Food Group. Shares of Tesla fell as news that CEO Elon Musk was buying Twitter for $44 billion raised investor concern. Additionally, the company continued to grapple with supply chain issues and COVID-related shutdowns in Shanghai. Shares of Shell advanced after the oil and gas conglomerate reported adjusted profit for the fourth quarter that beat consensus estimates. Shell also announced a share repurchase program to buy back $8.5 billion worth of its own shares during the first half of 2022 using proceeds from its Permian divestment and capital allocation framework. The share price of Performance Food Group rose after the company reported higher fiscal first-quarter sales and earnings as the food-services provider raised prices and benefited from a recent acquisition. The company has done an excellent job passing through price increases and expanding gross profit dollars amid a difficult macro backdrop. The Portfolio held all three positions at the end of the period.

The Fixed Income Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the twelve-month period ended December 31, 2022. The Portfolio’s overweight to and out-of-benchmark exposure to spread sectors was the primary cause of relative underperformance. An allocation to structured finance sectors detracted from relative performance, particularly exposure to Non-Agency Residential Mortgage-Backed Securities (“RMBS”). An overweight to Agency Mortgage-Backed Securities (“MBS”) pass-throughs also detracted. Out-of-benchmark exposure to High Yield (“HY”) and Bank Loans detracted over the period. Positioning within Investment Grade (“IG”) credit contributed favorably to relative performance, particularly Industrials issuers. The Fixed Income Portfolio implemented tactical duration positioning throughout the period which had a positive impact on relative performance. Select exposure within emerging markets (“EM”) debt also benefited performance.

During the period, the Fixed Income Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Fixed Income Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit default swap index positions (“CDX”), across IG, HY, and EM were used as sources of liquidity and to manage overall portfolio risk. EM and IG CDX positions had a positive impact on performance during the period, while HY CDX had a neutral impact.

At the end of the period, the Fixed Income Portfolio had a longer duration posture relative to the benchmark. The Portfolio maintains an underweight to IG credit, as we observed better opportunities in HY, Bank Loans, and select EM corporate and sovereign exposures. The Portfolio continues to favor securitized sectors (Non-Agency RMBS, Asset-Backed Securities, and Commercial MBS).

At the end of the year, the Portfolio’s asset allocation was approximately a 61% allocation to the Equity Portfolio and a 39% allocation to the Fixed Income Portfolio. This was unchanged from the beginning of the period.

Mary Pryshlak

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	-17.08	5.67	8.30
Class B	-17.31	5.41	8.03
Class E	-17.26	5.51	8.13
S&P 500 Index	-18.11	9.43	12.56
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06
Blended Index	-15.79	5.96	8.09

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Equity Sectors

% of Net Assets
Information Technology	11.6
Health Care	11.1
Financials	6.1
Communication Services	5.5
Consumer Discretionary	5.3

Top Equity Holdings

% of Net Assets
Microsoft Corp.	3.6
Amazon.com, Inc.	2.0
Alphabet, Inc.	1.9
Apple, Inc.	1.7
Performance Food Group Co.	1.5

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	25.4
Corporate Bonds & Notes	10.2
Mortgage-Backed Securities	5.5
Asset-Backed Securities	4.2
Foreign Government	1.4

Top Fixed Income Issuers

% of Net Assets
Uniform Mortgage-Backed Securities 30 Yr. Pool	6.1
U.S. Treasury Bonds	5.0
Fannie Mae 30 Yr. Pool	3.5
Ginnie Mae II 30 Yr. Pool	3.2
U.S. Treasury Notes	2.3

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.50%	$1,000.00	$1,007.10	$2.53
	Hypothetical*	0.50%	$1,000.00	$1,022.69	$2.55

Class B (a)	Actual	0.75%	$1,000.00	$1,005.20	$3.79
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class E (a)	Actual	0.65%	$1,000.00	$1,005.80	$3.29
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—58.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Boeing Co. (The) (a)	16,350	$3,114,512
General Dynamics Corp.	14,222	3,528,620
Lockheed Martin Corp.	7,819	3,803,865
Raytheon Technologies Corp.	56,986	5,751,027

		16,198,024

Air Freight & Logistics—0.0%
FedEx Corp.	3,058	529,646

Airlines—0.2%
JetBlue Airways Corp. (a)	233,227	1,511,311
Southwest Airlines Co. (a)	12,636	425,454

		1,936,765

Automobiles—0.2%
Ford Motor Co.	83,636	972,687
Tesla, Inc. (a)	10,967	1,350,915

		2,323,602

Banks—0.2%
JPMorgan Chase & Co.	17,327	2,323,551

Beverages—1.3%
Constellation Brands, Inc. - Class A	39,512	9,156,906
Monster Beverage Corp. (a)	48,089	4,882,476

		14,039,382

Biotechnology—1.2%
Alkermes plc (a)	16,719	436,867
Alnylam Pharmaceuticals, Inc. (a)	3,021	717,941
Apellis Pharmaceuticals, Inc. (a)	3,712	191,948
Ascendis Pharma A/S (ADR) (a)	2,412	294,578
Biogen, Inc. (a)	5,107	1,414,230
Blueprint Medicines Corp. (a) (b)	1,990	87,182
Celldex Therapeutics, Inc. (a)	6,616	294,875
Genmab A/S (ADR) (a) (b)	12,223	518,011
Horizon Therapeutics plc (a)	2,967	337,645
Incyte Corp. (a)	4,709	378,227
Karuna Therapeutics, Inc. (a)	4,694	922,371
Moderna, Inc. (a)	4,591	824,635
PTC Therapeutics, Inc. (a)	5,400	206,118
Regeneron Pharmaceuticals, Inc. (a)	3,084	2,225,075
REVOLUTION Medicines, Inc. (a) (b)	5,811	138,418
Sarepta Therapeutics, Inc. (a)	2,254	292,073
Seagen, Inc. (a)	4,719	606,439
Syndax Pharmaceuticals, Inc. (a)	5,925	150,791
United Therapeutics Corp. (a)	1,534	426,590
Vertex Pharmaceuticals, Inc. (a)	9,184	2,652,155

		13,116,169

Building Products—0.5%
Azek Co., Inc. (The) (a) (b)	28,411	577,311
Builders FirstSource, Inc. (a)	30,861	2,002,262
Fortune Brands Home & Security, Inc.	22,717	1,297,368
Johnson Controls International plc	22,576	1,444,864

Building Products—(Continued)
Masterbrand, Inc.	22,717	171,513

		5,493,318

Capital Markets—4.0%
Ares Management Corp. - Class A	113,507	7,768,419
BlackRock, Inc.	6,178	4,377,916
Charles Schwab Corp. (The)	156,525	13,032,271
Goldman Sachs Group, Inc. (The)	19,531	6,706,555
Morgan Stanley	38,630	3,284,322
MSCI, Inc.	11,245	5,230,837
Tradeweb Markets, Inc. - Class A	49,877	3,238,514

		43,638,834

Chemicals—1.7%
Cabot Corp.	34,785	2,325,029
Celanese Corp.	18,591	1,900,744
FMC Corp.	31,357	3,913,354
Ingevity Corp. (a)	13,224	931,499
Linde plc (b)	16,797	5,478,845
Livent Corp. (a) (b)	33,591	667,453
PPG Industries, Inc.	25,048	3,149,536

		18,366,460

Commercial Services & Supplies—0.3%
Aurora Innovation, Inc. (a) (b)	87,391	105,743
Clean Harbors, Inc. (a)	10,693	1,220,285
Waste Connections, Inc.	12,495	1,656,338

		2,982,366

Communications Equipment—0.1%
Arista Networks, Inc. (a)	5,812	705,286

Construction & Engineering—0.2%
Fluor Corp. (a) (b)	73,095	2,533,473

Containers & Packaging—0.1%
Ball Corp. (b)	15,649	800,290

Diversified Financial Services—0.2%
Equitable Holdings, Inc.	75,716	2,173,049

Diversified Telecommunication Services—0.4%
AT&T, Inc.	236,323	4,350,706

Electric Utilities—1.9%
Duke Energy Corp.	62,357	6,422,148
Edison International	68,960	4,387,235
Exelon Corp.	103,473	4,473,138
FirstEnergy Corp.	118,593	4,973,790

		20,256,311

Electrical Equipment—0.2%
AMETEK, Inc.	10,672	1,491,092
Emerson Electric Co.	5,149	494,613

		1,985,705

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.3%
Schlumberger, Ltd.	70,470	$3,767,326

Entertainment—0.6%
Electronic Arts, Inc.	9,428	1,151,913
Walt Disney Co. (The) (a)	60,583	5,263,451

		6,415,364

Equity Real Estate Investment Trusts—1.2%
Kimco Realty Corp.	128,180	2,714,852
Rexford Industrial Realty, Inc.	29,159	1,593,248
Ryman Hospitality Properties, Inc.	34,322	2,806,853
Sun Communities, Inc.	16,419	2,347,917
Welltower, Inc.	47,249	3,097,172

		12,560,042

Food & Staples Retailing—2.0%
Performance Food Group Co. (a)	282,946	16,521,217
Sysco Corp.	71,057	5,432,308

		21,953,525

Food Products—1.2%
Archer-Daniels-Midland Co.	41,099	3,816,042
Hershey Co. (The)	28,400	6,576,588
Kellogg Co.	35,098	2,500,382

		12,893,012

Health Care Equipment & Supplies—1.7%
Abbott Laboratories	24,368	2,675,363
Baxter International, Inc.	34,893	1,778,496
Boston Scientific Corp. (a)	80,503	3,724,874
DexCom, Inc. (a)	18,150	2,055,306
Edwards Lifesciences Corp. (a)	38,796	2,894,569
Insulet Corp. (a)	5,222	1,537,305
Stryker Corp.	14,699	3,593,758

		18,259,671

Health Care Providers & Services—2.6%
Agilon Health, Inc. (a) (b)	156,027	2,518,276
Centene Corp. (a)	64,282	5,271,767
Elevance Health, Inc.	8,142	4,176,601
HCA Healthcare, Inc.	19,006	4,560,680
Humana, Inc. (b)	8,426	4,315,713
Laboratory Corp. of America Holdings	1,845	434,460
McKesson Corp. (b)	5,998	2,249,970
Molina Healthcare, Inc. (a)	3,931	1,298,095
UnitedHealth Group, Inc.	6,523	3,458,364

		28,283,926

Hotels, Restaurants & Leisure—1.1%
Airbnb, Inc. - Class A (a)	76,129	6,509,030
Hyatt Hotels Corp. - Class A (a)	25,255	2,284,315
Starbucks Corp.	33,472	3,320,422

		12,113,767

Household Durables—0.1%
DR Horton, Inc.	3,029	270,005
Lennar Corp. - Class A	9,743	881,742

		1,151,747

Independent Power and Renewable Electricity Producers—0.4%
AES Corp. (The) (b)	134,618	3,871,614

Industrial Conglomerates—0.4%
Honeywell International, Inc.	22,590	4,841,037

Insurance—1.7%
American International Group, Inc.	55,152	3,487,813
Arch Capital Group, Ltd. (a)	38,854	2,439,254
Assured Guaranty, Ltd.	32,031	1,994,250
Chubb, Ltd.	18,793	4,145,736
Marsh & McLennan Cos., Inc.	27,050	4,476,234
Trupanion, Inc. (a) (b)	36,597	1,739,455

		18,282,742

Interactive Media & Services—3.2%
Alphabet, Inc. - Class A (a)	231,418	20,418,010
Bumble, Inc. - Class A (a) (b)	118,946	2,503,813
Cargurus, Inc. (a) (b)	156,456	2,191,949
Match Group, Inc. (a)	38,218	1,585,665
Meta Platforms, Inc. - Class A (a)	68,218	8,209,354

		34,908,791

Internet & Direct Marketing Retail—2.6%
Amazon.com, Inc. (a)	255,900	21,495,600
Etsy, Inc. (a) (b)	54,166	6,488,004

		27,983,604

IT Services—2.6%
Block, Inc. (a)	41,204	2,589,259
FleetCor Technologies, Inc. (a)	7,207	1,323,782
Genpact, Ltd.	27,876	1,291,216
Global Payments, Inc.	34,728	3,449,185
GoDaddy, Inc. - Class A (a)	37,046	2,771,782
Okta, Inc. (a)	3,482	237,925
PayPal Holdings, Inc. (a)	40,785	2,904,708
Snowflake, Inc. - Class A (a)	1,802	258,659
VeriSign, Inc. (a)	33,551	6,892,717
Visa, Inc. - Class A (b)	18,831	3,912,329
WEX, Inc. (a)	14,353	2,348,868

		27,980,430

Life Sciences Tools & Services—1.6%
Agilent Technologies, Inc.	27,858	4,168,950
Danaher Corp.	26,977	7,160,235
ICON plc (a)	5,720	1,111,110
Illumina, Inc. (a)	9,959	2,013,710
Syneos Health, Inc. (a)	75,194	2,758,116

		17,212,121

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.1%
Caterpillar, Inc.	7,709	$1,846,768
Flowserve Corp.	48,768	1,496,202
Fortive Corp.	18,462	1,186,184
Ingersoll Rand, Inc.	25,499	1,332,323
Kennametal, Inc. (b)	28,657	689,487
Middleby Corp. (The) (a) (b)	10,570	1,415,323
PACCAR, Inc. (b)	6,935	686,357
Westinghouse Air Brake Technologies Corp.	35,122	3,505,527

		12,158,171

Media—0.7%
Charter Communications, Inc. - Class A (a)	2,834	961,009
New York Times Co. (The) - Class A	48,319	1,568,435
Omnicom Group, Inc. (b)	65,183	5,316,977

		7,846,421

Metals & Mining—0.0%
Foresight Energy LLC (a)	1,359	14,268

Oil, Gas & Consumable Fuels—3.1%
BP plc (ADR)	281,008	9,815,609
ConocoPhillips	67,502	7,965,236
Diamondback Energy, Inc.	8,354	1,142,660
EOG Resources, Inc.	18,072	2,340,685
Marathon Petroleum Corp.	32,135	3,740,193
Shell plc (ADR) (b)	156,784	8,928,849

		33,933,232

Pharmaceuticals—4.0%
Aclaris Therapeutics, Inc. (a) (b)	11,663	183,692
AstraZeneca plc (ADR)	71,159	4,824,580
Bristol-Myers Squibb Co.	20,069	1,443,965
Elanco Animal Health, Inc. (a)	66,319	810,418
Eli Lilly and Co.	32,498	11,889,068
GSK plc (ADR) (b)	47,743	1,677,689
Intra-Cellular Therapies, Inc. (a)	11,938	631,759
Merck & Co., Inc.	76,106	8,443,961
Novartis AG (ADR)	28,024	2,542,337
Pfizer, Inc.	163,431	8,374,205
Royalty Pharma plc - Class A (b)	3,289	129,981
Zoetis, Inc.	19,779	2,898,613

		43,850,268

Professional Services—0.2%
Science Applications International Corp.	12,113	1,343,695
TriNet Group, Inc. (a)	14,154	959,641

		2,303,336

Road & Rail—0.2%
Knight-Swift Transportation Holdings, Inc.	44,990	2,357,926

Semiconductors & Semiconductor Equipment—2.2%
Advanced Micro Devices, Inc. (a)	53,966	3,495,378
Intel Corp.	56,006	1,480,238
KLA Corp.	7,476	2,818,676
Marvell Technology, Inc.	45,750	1,694,580

Semiconductors & Semiconductor Equipment—(Continued)
Micron Technology, Inc.	55,956	2,796,681
NVIDIA Corp.	12,062	1,762,741
ON Semiconductor Corp. (a)	45,484	2,836,837
Teradyne, Inc.	22,292	1,947,206
Texas Instruments, Inc.	34,213	5,652,672

		24,485,009

Software—5.0%
Adobe, Inc. (a)	4,491	1,511,356
Ceridian HCM Holding, Inc. (a)	39,376	2,525,970
Guidewire Software, Inc. (a)	9,466	592,193
Hashicorp, Inc. - Class A (a) (b)	27,482	751,358
HubSpot, Inc. (a)	1,199	346,667
Microsoft Corp.	164,414	39,429,765
Palo Alto Networks, Inc. (a) (b)	5,942	829,147
Qualtrics International, Inc. - Class A (a) (b)	30,991	321,687
Rapid7, Inc. (a)	4,392	149,240
Salesforce, Inc. (a)	28,140	3,731,083
SentinelOne, Inc. - Class A (a) (b)	12,636	184,359
ServiceNow, Inc. (a)	6,767	2,627,423
Workday, Inc. - Class A (a)	7,503	1,255,477

		54,255,725

Specialty Retail—0.8%
TJX Cos., Inc. (The)	106,633	8,487,987

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc. (b)	140,451	18,248,798

Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc. - Class B	50,544	5,914,153

Tobacco—0.7%
Altria Group, Inc.	34,534	1,578,549
Philip Morris International, Inc.	55,917	5,659,360

		7,237,909

Trading Companies & Distributors—0.2%
United Rentals, Inc. (a)	1,087	386,342
WESCO International, Inc. (a)	11,446	1,433,039

		1,819,381

Wireless Telecommunication Services—0.5%
T-Mobile U.S., Inc. (a)	42,232	5,912,480

Total Common Stocks (Cost $594,350,407)		635,056,720

U.S. Treasury & Government Agencies—25.4%

Agency Sponsored Mortgage - Backed—16.5%
Connecticut Avenue Securities Trust (CMO) 6.478%, SOFR30A + 2.550%, 07/25/42 (144A) (c)	171,732	172,272
6.539%, 1M LIBOR + 2.150%, 09/25/31 (144A) (c)	19,882	19,833
6.539%, 1M LIBOR + 2.150%, 11/25/39 (144A) (c)	157,109	153,555

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
3.000%, 07/01/28	423,559	$406,293
3.000%, 02/01/31	59,691	57,097
3.000%, 08/01/33	160,373	152,625
4.000%, 04/01/26	7,045	6,876
4.000%, 02/01/29	140,412	137,037
4.500%, 06/01/24	13,861	13,821
4.500%, 02/01/25	5,257	5,245
4.500%, 04/01/25	1,122	1,120
4.500%, 07/01/25	2,800	2,789
4.500%, 06/01/26	108,799	108,448
Fannie Mae 20 Yr. Pool
2.000%, 09/01/40	312,532	266,170
2.000%, 12/01/40	1,127,228	959,992
2.000%, 04/01/41	336,031	286,173
2.000%, 05/01/41	109,137	92,945
2.000%, 10/01/41	408,569	344,400
2.000%, 02/01/42	252,670	215,182
2.500%, 06/01/40	717,937	631,510
3.000%, 03/01/37	324,718	301,246
Fannie Mae 30 Yr. Pool
2.000%, 08/01/50	230,255	188,322
2.000%, 12/01/50	631,691	516,502
2.000%, 01/01/51	373,001	309,251
2.000%, 02/01/51	2,109,897	1,723,006
2.000%, 03/01/51	3,531,294	2,882,607
2.000%, 04/01/51	3,731,990	3,047,063
2.000%, 05/01/51	1,301,428	1,062,292
2.000%, 07/01/51	584,404	476,475
2.500%, 06/01/50	299,287	255,539
2.500%, 10/01/50	698,587	600,519
2.500%, 10/01/50	108,920	93,290
2.500%, 01/01/51	336,513	288,225
2.500%, 05/01/51	4,476,335	3,809,378
2.500%, 06/01/51	660,547	559,605
2.500%, 08/01/51	1,220,895	1,043,245
2.500%, 09/01/51	255,672	217,147
2.500%, 10/01/51	246,483	209,240
2.500%, 11/01/51	2,973,315	2,549,827
2.500%, 11/01/51	128,496	110,034
2.500%, 12/01/51	456,724	391,358
2.500%, 01/01/52	456,847	390,096
2.500%, 02/01/52	2,038,849	1,730,315
2.500%, 03/01/52	319,985	271,853
2.500%, 04/01/52	448,148	380,433
2.500%, 05/01/52	462,254	394,093
3.000%, 02/01/43	369,704	336,388
3.000%, 03/01/43	459,779	418,343
3.000%, 04/01/43	441,823	402,007
3.000%, 05/01/43	1,175,159	1,069,250
3.000%, 06/01/43	149,112	135,673
3.000%, 02/01/50	209,717	186,764
3.000%, 08/01/50	176,479	158,020
3.000%, 04/01/51	154,227	135,543
3.000%, 05/01/51	404,120	361,860
3.000%, 08/01/51	200,565	177,840
3.000%, 10/01/51	127,482	112,641
3.000%, 11/01/51	1,032,944	907,664
3.000%, 12/01/51	584,270	514,350

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 03/01/43	14,440	13,517
3.500%, 05/01/43	34,459	32,215
3.500%, 07/01/43	83,207	77,850
3.500%, 08/01/43	120,667	112,924
3.500%, 10/01/44	140,313	130,938
3.500%, 02/01/45	138,291	128,793
3.500%, 01/01/46	156,800	145,806
3.500%, 03/01/46	121,928	113,554
3.500%, 09/01/46	210,062	195,211
3.500%, 10/01/46	92,273	85,659
3.500%, 11/01/46	107,030	99,414
3.500%, 12/01/46	573,810	537,141
3.500%, 05/01/47	202,069	187,814
3.500%, 09/01/47	443,922	411,715
3.500%, 12/01/47	59,587	55,658
3.500%, 01/01/48	235,966	218,438
3.500%, 02/01/48	275,353	255,489
3.500%, 07/01/48	308,611	286,648
3.500%, 11/01/48	64,423	59,698
3.500%, 04/01/52	667,059	607,056
4.000%, 10/01/40	288,567	277,129
4.000%, 11/01/40	112,291	107,838
4.000%, 12/01/40	79,840	76,673
4.000%, 02/01/41	39,956	37,854
4.000%, 03/01/41	107,159	102,910
4.000%, 08/01/42	61,362	58,877
4.000%, 09/01/42	108,392	104,093
4.000%, 03/01/45	12,512	11,985
4.000%, 07/01/45	88,598	84,863
4.000%, 05/01/46	25,482	24,371
4.000%, 06/01/46	101,110	96,698
4.000%, 04/01/47	123,198	118,051
4.000%, 10/01/47	427,104	408,038
4.000%, 06/01/48	843,438	805,552
4.000%, 09/01/48	151,791	144,732
4.000%, 01/01/49	365,741	348,737
4.000%, 04/01/49	965,244	924,942
4.000%, 04/01/50	664,134	632,141
4.000%, 06/01/52	389,740	367,183
4.500%, 10/01/40	230,965	228,963
4.500%, 09/01/41	27,313	27,076
4.500%, 10/01/41	108,589	107,648
4.500%, 08/01/42	37,829	37,501
4.500%, 09/01/43	521,561	512,491
4.500%, 10/01/43	84,167	82,613
4.500%, 12/01/43	73,290	71,997
4.500%, 01/01/44	191,367	188,168
4.500%, 04/01/49	140,645	137,728
5.000%, 07/01/41	17,465	17,685
5.000%, 08/01/41	11,115	11,256
5.500%, 08/01/28	15,106	15,146
5.500%, 04/01/33	18,848	19,389
5.500%, 08/01/37	107,958	111,370
5.500%, 04/01/41	7,861	7,960
6.000%, 03/01/28	531	539
6.000%, 02/01/34	76,466	78,943
6.000%, 08/01/34	39,702	41,067
6.000%, 04/01/35	339,439	351,027

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 02/01/38	21,935	$22,756
6.000%, 03/01/38	9,301	9,711
6.000%, 05/01/38	26,378	27,495
6.000%, 10/01/38	6,776	6,991
6.000%, 12/01/38	10,987	11,461
6.500%, 05/01/40	180,644	189,571
Fannie Mae ARM Pool
2.250%, 12M LIBOR + 1.750%, 03/01/41 (c)	4,010	3,916
3.280%, 12M LIBOR + 1.771%, 06/01/41 (c)	30,896	31,010
3.870%, 12M LIBOR + 1.823%, 09/01/41 (c)	26,918	27,329
4.219%, 12M LIBOR + 1.969%, 12/01/40 (c)	9,263	9,224
Fannie Mae Connecticut Avenue Securities (CMO)
7.939%, 1M LIBOR + 3.550%, 07/25/29 (c)	176,121	179,662
8.739%, 1M LIBOR + 4.350%, 05/25/29 (c)	300,828	309,882
9.289%, 1M LIBOR + 4.900%, 11/25/24 (c)	75,464	77,428
Fannie Mae Interest Strip (CMO)
2.000%, 09/25/39	147,773	131,629
4.000%, 05/25/27 (d)	59,023	2,201
Fannie Mae Pool
2.250%, 04/01/33	200,057	164,849
2.500%, 01/01/57	572,177	484,646
3.400%, 09/01/32	260,000	238,158
3.500%, 09/01/57	1,016,743	933,906
3.500%, 05/01/58	598,665	549,196
3.520%, 11/01/32	380,000	351,722
3.650%, 07/01/32	175,000	163,602
3.890%, 09/01/32	382,798	364,066
4.000%, 06/01/41	345,503	328,407
4.500%, 01/01/51	635,290	622,582
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/36 (e)	11,842	9,953
Zero Coupon, 06/25/36 (e)	100,696	85,220
Zero Coupon, 06/25/41 (e)	92,510	71,972
Zero Coupon, 08/25/44 (c) (d)	180,801	8,458
Zero Coupon, 05/25/46 (c) (d)	238,302	9,590
Zero Coupon, 04/25/55 (c) (d)	262,120	9,236
Zero Coupon, 06/25/55 (c) (d)	195,495	8,495
1.750%, 12/25/42	255,910	221,300
2.500%, 02/25/51 (d)	788,737	128,018
2.500%, 06/25/28 (d)	51,349	2,344
3.000%, 02/25/27 (d)	78,649	2,111
3.000%, 09/25/27 (d)	42,437	2,030
3.000%, 01/25/28 (d)	257,520	11,735
3.000%, 03/25/43	406,009	360,486
3.000%, 04/25/43	494,793	443,481
3.000%, 08/25/49	312,939	282,769
3.500%, 05/25/27 (d)	116,089	5,873
3.500%, 10/25/27 (d)	75,329	4,291
3.500%, 05/25/30 (d)	99,685	7,629
3.500%, 08/25/30 (d)	28,093	1,791
3.500%, 02/25/31 (d)	43,114	1,824
3.500%, 03/25/34 (d)	1,040,001	62,363
3.500%, 09/25/35 (d)	73,727	7,597
3.500%, 11/25/39 (d)	571,742	55,891
3.500%, 01/25/42	416,000	378,407
3.500%, 04/25/46	166,025	134,489

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO)
3.500%, 10/25/46 (d)	78,004	13,851
3.500%, 12/15/46	292,697	269,542
3.500%, 12/25/58	571,831	527,783
4.000%, 09/15/41	340,073	324,575
4.000%, 03/25/42 (d)	44,531	5,814
4.000%, 11/25/42 (d)	27,943	3,344
4.500%, 07/25/27 (d)	19,745	564
5.000%, 12/25/43 (d)	327,211	62,396
5.000%, 06/25/48 (d)	364,801	61,414
5.500%, 04/25/35	183,508	189,230
5.500%, 04/25/37	51,246	51,656
5.500%, 11/25/40 (d)	354,398	53,741
5.500%, 09/25/44 (d)	243,811	47,768
5.500%, 06/25/48 (d)	260,123	52,218
5.534%, 05/25/42 (c) (d)	9,625	808
6.000%, 01/25/42 (d)	213,165	24,528
Fannie Mae-ACES 0.315%, 01/25/30 (c) (d)	1,885,494	28,345
1.201%, 06/25/34 (c) (d)	4,165,557	365,886
1.390%, 05/25/29 (c) (d)	2,333,132	130,484
3.329%, 10/25/23 (c)	175,633	172,399
Freddie Mac 15 Yr. Gold Pool 3.000%, 07/01/28	184,295	176,753
3.000%, 08/01/29	118,269	113,856
3.000%, 04/01/33	231,872	218,041
Freddie Mac 15 Yr. Pool 3.000%, 10/01/32	228,533	217,471
Freddie Mac 20 Yr. Gold Pool 2.000%, 12/01/40	79,472	67,681
2.000%, 12/01/41	554,562	467,459
3.000%, 11/01/36	421,548	391,504
3.000%, 01/01/37	273,009	253,553
3.500%, 08/01/34	235,722	226,180
Freddie Mac 20 Yr. Pool 2.000%, 05/01/41	511,885	435,930
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/44	5,098	4,601
3.000%, 08/01/46	452,896	406,089
3.000%, 10/01/46	460,034	413,168
3.000%, 11/01/46	1,032,396	925,054
3.000%, 12/01/46	302,285	270,786
3.000%, 01/01/47	283,128	253,341
3.500%, 08/01/42	57,927	54,320
3.500%, 11/01/42	72,129	67,593
3.500%, 06/01/46	75,514	70,226
3.500%, 10/01/47	279,674	259,387
3.500%, 03/01/48	265,988	248,523
4.000%, 05/01/42	242,112	232,773
4.000%, 08/01/42	82,573	79,387
4.000%, 09/01/42	107,429	103,284
4.000%, 07/01/44	5,272	5,086
4.000%, 02/01/46	80,738	77,422
4.000%, 09/01/48	41,144	39,275
4.500%, 09/01/43	37,159	36,548
4.500%, 11/01/43	333,316	328,060

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.000%, 05/01/39	3,015	$3,047
5.000%, 06/01/41	195,220	197,910
5.500%, 07/01/33	44,802	45,489
5.500%, 04/01/39	19,184	19,914
5.500%, 06/01/41	70,119	72,788
Freddie Mac 30 Yr. Pool 2.000%, 09/01/50	233,860	191,936
2.000%, 10/01/50	452,252	369,776
2.000%, 02/01/51	705,401	578,299
2.000%, 03/01/51	2,189,736	1,791,101
2.000%, 04/01/51	787,247	642,383
2.000%, 05/01/51	435,664	358,780
2.000%, 08/01/51	179,394	146,292
2.000%, 11/01/51	183,135	150,070
2.000%, 04/01/52	707,374	580,336
2.500%, 05/01/50	241,918	207,486
2.500%, 06/01/50	309,467	263,956
2.500%, 07/01/50	967,285	827,229
2.500%, 05/01/51	202,835	172,920
2.500%, 07/01/51	87,411	74,223
2.500%, 08/01/51	160,348	136,128
2.500%, 10/01/51	312,936	265,555
2.500%, 04/01/52	228,810	194,183
3.000%, 07/01/50	209,133	184,451
3.500%, 12/01/47	112,611	104,368
3.500%, 12/01/48	171,505	158,775
4.000%, 04/01/49	722,136	688,130
4.000%, 07/01/49	368,720	351,986
Freddie Mac ARM Non-Gold Pool 2.400%, 12M LIBOR + 1.900%, 02/01/41 (c)	7,050	6,901
Freddie Mac Multifamily Structured Pass-Through Certificates 0.602%, 03/25/27 (c) (d)	4,054,613	86,096
0.638%, 10/25/26 (c) (d)	1,139,381	21,191
0.749%, 06/25/27 (c) (d)	2,407,598	64,600
0.882%, 11/25/30 (c) (d)	961,787	49,987
1.024%, 10/25/30 (c) (d)	1,656,300	97,661
1.117%, 06/25/30 (c) (d)	3,037,224	195,668
1.124%, 01/25/30 (c) (d)	2,482,086	150,309
1.434%, 05/25/30 (c) (d)	2,357,368	191,696
1.572%, 05/25/30 (c) (d)	1,483,527	131,676
Freddie Mac REMICS (CMO)
Zero Coupon, 11/15/36 (e)	9,978	8,282
1.750%, 10/15/42	145,303	123,508
2.000%, 07/25/50	160,559	135,639
2.500%, 05/15/28 (d)	58,545	2,704
2.500%, 06/25/50 (d)	777,001	115,987
3.000%, 03/15/28 (d)	119,472	6,423
3.000%, 05/15/32 (d)	55,365	1,732
3.000%, 03/15/33 (d)	71,785	6,548
3.000%, 06/15/44	387,015	331,649
3.000%, 05/15/46	260,938	240,576
3.250%, 11/15/41	88,259	82,078
3.500%, 09/15/26 (d)	23,916	1,000
3.500%, 03/15/27 (d)	27,810	1,053
3.500%, 03/15/41 (d)	63,562	2,851
3.500%, 11/25/42	520,720	478,886

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
3.500%, 10/15/45	96,347	86,649
4.000%, 07/15/27 (d)	93,122	2,925
4.000%, 03/15/28 (d)	57,205	2,213
4.000%, 06/15/28 (d)	31,250	1,373
4.000%, 07/15/30 (d)	90,588	7,769
4.000%, 05/25/40 (d)	344,004	52,190
4.750%, 07/15/39	224,757	220,728
5.000%, 09/15/33 (d)	93,054	14,795
5.000%, 02/15/48 (d)	132,152	27,962
5.500%, 08/15/33	22,686	23,014
5.500%, 07/15/36	54,250	55,155
5.500%, 06/15/46	73,906	75,137
6.500%, 07/15/36	62,229	63,658
6.500%, 04/15/39 (d)	332,308	67,593
Freddie Mac Strips 2.500%, 03/15/52 (d)	806,131	119,072
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	18,835	16,822
3.000%, 02/15/45	22,613	20,201
3.000%, 04/15/45	176,980	158,117
3.000%, 05/15/45	802,338	716,563
3.000%, 07/15/45	7,386	6,598
3.875%, 08/15/42	230,640	222,260
4.000%, 09/15/42	305,730	296,158
4.500%, 04/15/41	199,577	198,313
4.500%, 02/15/42	390,034	387,575
5.000%, 12/15/38	16,363	16,747
5.000%, 04/15/39	309,852	317,174
5.000%, 07/15/39	21,087	21,586
5.000%, 12/15/40	45,315	46,377
5.500%, 12/15/40	168,599	175,492
Ginnie Mae II 30 Yr. Pool 2.000%, TBA (f)	1,680,000	1,407,563
2.000%, 10/20/50	720,601	608,227
2.500%, 09/20/51	581,452	504,706
2.500%, 10/20/51	1,932,019	1,676,545
2.500%, TBA (f)	2,080,000	1,802,025
3.000%, 04/20/51	670,234	599,601
3.000%, 08/20/51	462,626	414,159
3.000%, 09/20/51	756,511	676,809
3.000%, 12/20/51	1,899,442	1,697,201
3.000%, 04/20/52	865,000	770,958
3.000%, 05/20/52	314,999	280,485
3.000%, 06/20/52	6,422,092	5,718,421
3.000%, 07/20/52	462,314	411,733
3.500%, 06/20/46	344,813	321,755
3.500%, 07/20/46	81,908	76,389
3.500%, 10/20/46	87,113	81,241
3.500%, 02/20/47	397,352	370,579
3.500%, 08/20/47	71,365	66,517
3.500%, 11/20/47	80,978	75,389
3.500%, 03/20/48	103,767	96,672
3.500%, 02/20/49	310,396	289,905
3.500%, 07/20/49	299,267	277,773
3.500%, 01/20/51	84,368	78,226
3.500%, 08/20/52	492,631	452,655

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, TBA (f)	10,605,000	$9,741,914
4.000%, 08/20/45	296,494	285,662
4.000%, 11/20/47	115,192	109,602
4.000%, 03/20/48	253,403	241,626
4.000%, 07/20/48	805,494	772,126
4.000%, TBA (f)	6,335,000	5,993,527
4.500%, 01/20/46	39,003	39,094
4.500%, 05/20/52	61,781	60,018
4.500%, TBA (f)	20,000	19,398
5.000%, 10/20/39	6,847	6,962
5.000%, 11/20/49	309,787	308,221
Government National Mortgage Association (CMO) 0.640%, 02/16/53 (c) (d)	779,424	12,431
2.500%, 12/16/39	103,430	94,023
2.500%, 07/20/41	210,717	186,647
3.000%, 09/20/28 (d)	49,098	2,360
3.000%, 05/20/35 (d)	699,526	40,958
3.000%, 02/16/43 (d)	62,458	7,998
3.500%, 02/16/27 (d)	18,942	840
3.500%, 03/20/27 (d)	52,620	2,475
3.500%, 10/20/29 (d)	340,247	27,617
3.500%, 07/20/40 (d)	41,530	1,789
3.500%, 02/20/41 (d)	51,715	1,231
3.500%, 04/20/42 (d)	137,631	7,675
3.500%, 10/20/42 (d)	344,087	52,041
3.500%, 05/20/43 (d)	42,202	6,578
3.500%, 07/20/43 (d)	125,685	16,568
4.000%, 12/16/26 (d)	11,009	424
4.000%, 05/20/29 (d)	184,452	7,130
4.000%, 05/16/42 (d)	37,375	4,289
4.000%, 09/16/42 (d)	582,047	120,220
4.000%, 03/20/43 (d)	63,397	11,892
4.000%, 01/20/44 (d)	29,474	5,400
4.000%, 11/20/44 (d)	477,093	70,285
4.000%, 03/20/47 (d)	196,140	30,650
4.500%, 04/20/45 (d)	97,038	18,604
4.500%, 08/20/45 (d)	380,277	76,405
4.500%, 05/20/48 (d)	311,773	52,948
5.000%, 02/16/40 (d)	240,989	51,945
5.000%, 10/16/41 (d)	125,284	20,366
5.000%, 12/20/43 (d)	286,179	56,086
5.000%, 01/16/47 (d)	53,726	11,280
5.500%, 03/20/39 (d)	149,626	24,570
5.500%, 02/16/47 (d)	169,094	28,793
5.500%, 02/20/47 (d)	107,939	18,978
6.000%, 09/20/40 (d)	208,285	38,884
6.000%, 02/20/46 (d)	172,976	32,489
Uniform Mortgage-Backed Securities 15 Yr. Pool 3.500%, TBA (f)	565,000	540,471
4.000%, TBA (f)	60,000	58,479
Uniform Mortgage-Backed Securities 30 Yr. Pool 1.500%, TBA (f)	2,050,000	1,577,906
2.000%, TBA (f)	8,715,000	7,089,306
2.500%, TBA (f)	15,606,000	13,210,702
3.500%, TBA (f)	874,000	793,857
4.500%, TBA (f)	34,796,000	33,482,670
5.000%, TBA (f)	1,115,000	1,098,522

Agency Sponsored Mortgage - Backed—(Continued)
Uniform Mortgage-Backed Securities 30 Yr. Pool
5.500%, TBA (f)	9,126,000	9,148,510

		178,885,313

U.S. Treasury—8.9%
U.S. Treasury Bonds 1.125%, 08/15/40	4,162,000	2,584,667
1.250%, 05/15/50	11,030,000	5,935,950
1.375%, 11/15/40 (b)	3,040,000	1,976,356
1.625%, 11/15/50 (b)	3,460,000	2,058,700
2.250%, 08/15/46	910,000	644,003
2.875%, 08/15/45 (b) (g)	19,040,000	15,330,175
2.875%, 11/15/46 (b)	1,200,000	961,547
3.000%, 02/15/47 (h)	6,040,000	4,944,070
3.000%, 08/15/52	2,540,000	2,092,722
3.125%, 02/15/43	2,555,000	2,179,734
3.125%, 08/15/44 (i)	2,010,000	1,698,371
3.125%, 05/15/48	2,465,000	2,071,659
3.375%, 08/15/42	3,370,000	3,011,938
4.000%, 11/15/42 (b)	6,395,000	6,261,105
4.000%, 11/15/52 (b)	2,740,000	2,743,853
U.S. Treasury Inflation Indexed Bond 0.125%, 02/15/52 (j)	832,771	538,641
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/30 (j)	1,847,866	1,654,465
0.250%, 07/15/29 (j)	6,307,934	5,774,586
0.625%, 07/15/32 (j)	7,712,136	7,063,674
0.750%, 07/15/28 (j)	3,157,606	3,007,749
U.S. Treasury Notes 2.750%, 08/15/32	17,015,000	15,494,284
2.875%, 05/31/25 (b)	9,300,000	8,990,848

		97,019,097

Total U.S. Treasury & Government Agencies (Cost $308,706,976)		275,904,410

Corporate Bonds & Notes—10.2%

Aerospace/Defense—0.2%
Boeing Co. (The) 5.040%, 05/01/27	220,000	217,575
5.150%, 05/01/30 (b)	300,000	292,692
L3Harris Technologies, Inc. 3.850%, 06/15/23	305,000	303,209
Lockheed Martin Corp. 5.100%, 11/15/27	755,000	771,638
Northrop Grumman Corp. 5.150%, 05/01/40	175,000	170,089

		1,755,203

Agriculture—0.1%
BAT Capital Corp. 4.742%, 03/16/32	865,000	767,536
BAT International Finance plc 4.448%, 03/16/28	585,000	541,804
Kernel Holding S.A. 6.500%, 10/17/24	520,000	227,797
Reynolds American, Inc. 5.700%, 08/15/35	120,000	108,320

		1,645,457

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Apparel—0.1%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A) (b)	140,000	$125,100
William Carter Co. (The) 5.625%, 03/15/27 (144A)	765,000	733,803

		858,903

Auto Manufacturers—0.0%
General Motors Financial Co., Inc. 3.600%, 06/21/30	215,000	180,936

Banks—2.3%
Bank of America Corp. 1.658%, SOFR + 0.910%, 03/11/27 (c)	120,000	106,164
1.898%, SOFR + 1.530%, 07/23/31 (c)	65,000	49,888
1.922%, SOFR + 1.370%, 10/24/31 (c)	60,000	45,833
2.572%, SOFR + 1.210%, 10/20/32 (c)	230,000	180,137
2.687%, SOFR + 1.320%, 04/22/32 (c)	1,905,000	1,524,732
2.972%, SOFR + 1.330%, 02/04/33 (c)	440,000	354,472
3.194%, 3M LIBOR + 1.180%, 07/23/30 (c)	305,000	262,325
4.376%, SOFR + 1.580%, 04/27/28 (c)	890,000	851,127
4.948%, SOFR + 2.040%, 07/22/28 (c)	400,000	390,664
5.015%, SOFR + 2.160%, 07/22/33 (c)	230,000	218,360
Bank of Ireland Group plc 6.253%, 1Y H15 + 2.650%, 09/16/26 (144A) (c)	925,000	917,585
Barclays plc 5.746%, 1Y H15 + 3.000%, 08/09/33 (c)	200,000	188,932
7.385%, 1Y H15 + 3.300%, 11/02/28 (c)	200,000	208,466
BNP Paribas S.A. 1.323%, SOFR + 1.004%, 01/13/27 (144A) (c)	235,000	205,396
2.219%, SOFR + 2.074%, 06/09/26 (144A) (b) (c)	465,000	426,934
2.591%, SOFR + 1.228%, 01/20/28 (144A) (b) (c)	455,000	400,174
4.375%, 5Y USD Swap + 1.483%, 03/01/33 (144A) (c)	575,000	508,125
Credit Suisse Group AG 3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	500,000	345,473
6.442%, SOFR + 3.700%, 08/11/28 (144A) (c)	250,000	227,674
6.537%, SOFR + 3.920%, 08/12/33 (144A) (c)	1,470,000	1,289,768
Danske Bank A/S 5.375%, 01/12/24 (144A)	450,000	446,273
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (c)	370,000	313,716
Goldman Sachs Group, Inc. (The) 2.383%, SOFR + 1.248%, 07/21/32 (c)	660,000	512,100
2.615%, SOFR + 1.281%, 04/22/32 (c)	910,000	725,717
2.650%, SOFR + 1.264%, 10/21/32 (c)	75,000	59,218
3.102%, SOFR + 1.410%, 02/24/33 (b) (c)	100,000	81,198
4.223%, 3M LIBOR + 1.301%, 05/01/29 (c)	485,000	451,835
6.250%, 02/01/41	110,000	114,806
HSBC Holdings plc 2.206%, SOFR + 1.285%, 08/17/29 (c)	200,000	161,436
4.583%, 3M LIBOR + 1.535%, 06/19/29 (c)	620,000	570,788
4.762%, SOFR + 2.530%, 03/29/33 (c)	630,000	545,996
5.402%, SOFR + 2.870%, 08/11/33 (c)	1,405,000	1,301,062
JPMorgan Chase & Co. 1.470%, SOFR + 0.765%, 09/22/27 (c)	40,000	34,631
2.545%, SOFR + 1.180%, 11/08/32 (c)	535,000	422,881

Banks—(Continued)
JPMorgan Chase & Co.
2.580%, SOFR + 1.250%, 04/22/32 (c)	225,000	180,234
3.509%, 3M LIBOR + 0.945%, 01/23/29 (c)	525,000	476,454
3.960%, 3M LIBOR + 1.245%, 01/29/27 (c)	760,000	724,467
4.005%, 3M LIBOR + 1.120%, 04/23/29 (c)	410,000	379,306
4.323%, SOFR + 1.560%, 04/26/28 (c)	780,000	744,890
4.586%, SOFR + 1.800%, 04/26/33 (c)	95,000	87,947
4.851%, SOFR + 1.990%, 07/25/28 (c)	550,000	536,131
Landsbanki Islands
Zero Coupon, 08/25/20 (k) (l) (q)	320,000	0
Morgan Stanley 1.593%, SOFR + 0.879%, 05/04/27 (c)	335,000	293,874
1.794%, SOFR + 1.034%, 02/13/32 (c)	880,000	661,373
1.928%, SOFR + 1.020%, 04/28/32 (c)	635,000	479,124
2.239%, SOFR + 1.178%, 07/21/32 (c)	190,000	145,767
2.475%, SOFR + 1.000%, 01/21/28 (c)	455,000	404,292
2.511%, SOFR + 1.200%, 10/20/32 (c)	55,000	43,041
4.210%, SOFR + 1.610%, 04/20/28 (c)	470,000	447,014
4.431%, 3M LIBOR + 1.628%, 01/23/30 (c)	130,000	120,991
Societe Generale S.A. 6.221%, 1Y H15 + 3.200%, 06/15/33 (144A) (c)	1,190,000	1,112,989
Standard Chartered plc 7.767%, 1Y H15 + 3.450%, 11/16/28 (144A) (c)	535,000	566,780
Truist Bank 2.250%, 03/11/30	375,000	304,072
UBS Group AG 4.751%, 1Y H15 + 1.750%, 05/12/28 (144A) (c)	340,000	325,372
Wells Fargo & Co. 3.000%, 10/23/26	390,000	360,444
3.350%, SOFR + 1.500%, 03/02/33 (c)	565,000	475,955
3.908%, SOFR + 1.320%, 04/25/26 (b) (c)	330,000	320,729
4.808%, SOFR + 1.980%, 07/25/28 (c)	375,000	366,261
4.897%, SOFR + 2.100%, 07/25/33 (b) (c)	1,560,000	1,481,272

		25,482,665

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 5.450%, 01/23/39	443,000	442,029
Constellation Brands, Inc. 3.150%, 08/01/29	128,000	112,173
Keurig Dr Pepper, Inc. 3.950%, 04/15/29	440,000	409,281

		963,483

Biotechnology—0.1%
CSL Finance plc 4.050%, 04/27/29 (144A)	325,000	306,325
4.250%, 04/27/32 (144A) (b)	200,000	188,324
Royalty Pharma plc 2.150%, 09/02/31	840,000	635,239
2.200%, 09/02/30	395,000	308,717

		1,438,605

Building Materials—0.1%
Builders FirstSource, Inc. 5.000%, 03/01/30 (144A)	785,000	695,572

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—(Continued)
Standard Industries, Inc. 3.375%, 01/15/31 (144A)	125,000	$94,063
4.375%, 07/15/30 (144A)	720,000	586,746

		1,376,381

Chemicals—0.0%
Celanese U.S. Holdings LLC 6.165%, 07/15/27 (b)	395,000	389,599

Commercial Services—0.3%
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	1,000,000	934,549
5.500%, 08/11/32 (144A)	200,000	192,838
Gartner, Inc. 4.500%, 07/01/28 (144A)	386,000	359,879
Howard University 2.291%, 10/01/26	100,000	89,723
2.701%, 10/01/29	260,000	220,078
2.801%, 10/01/30	100,000	83,397
2.901%, 10/01/31	100,000	81,910
3.476%, 10/01/41	115,000	83,378
Service Corp. International 3.375%, 08/15/30	785,000	638,132
5.125%, 06/01/29 (b)	858,000	804,396
United Rentals North America, Inc. 4.000%, 07/15/30 (b)	85,000	72,658
4.875%, 01/15/28	65,000	61,597

		3,622,535

Computers—0.1%
Booz Allen Hamilton, Inc. 3.875%, 09/01/28 (144A)	1,320,000	1,169,471

Cosmetics/Personal Care—0.0%
GSK Consumer Healthcare Capital U.S. LLC 3.375%, 03/24/29	490,000	440,626

Diversified Financial Services—0.2%
Capital One Financial Corp. 5.247%, SOFR + 2.600%, 07/26/30 (c)	815,000	776,162
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	1,355,000	1,262,228
Intercontinental Exchange, Inc. 4.350%, 06/15/29	110,000	106,352
4.600%, 03/15/33 (b)	55,000	52,588
4.950%, 06/15/52	40,000	37,128
OneMain Finance Corp. 6.125%, 03/15/24	155,000	149,927

		2,384,385

Electric—1.0%
AES Corp. (The) 3.300%, 07/15/25 (144A) (b)	335,000	315,872
Alabama Power Co. 3.450%, 10/01/49	245,000	176,491
4.150%, 08/15/44	225,000	186,191

Electric—(Continued)
Berkshire Hathaway Energy Co. 1.650%, 05/15/31	165,000	127,712
Cleco Corporate Holdings LLC 3.375%, 09/15/29	255,000	216,904
4.973%, 05/01/46	20,000	16,859
Consolidated Edison Co. of New York, Inc. 3.200%, 12/01/51	250,000	172,945
Dominion Energy, Inc. 5.375%, 11/15/32	340,000	337,003
Duke Energy Carolinas LLC 4.250%, 12/15/41	275,000	237,327
Duke Energy Corp. 2.550%, 06/15/31	680,000	554,071
4.500%, 08/15/32 (b)	375,000	351,263
Duke Energy Indiana LLC 2.750%, 04/01/50	145,000	91,031
Duke Energy Progress LLC
4.000%, 04/01/52	130,000	103,988
4.375%, 03/30/44	320,000	275,147
Edison International 6.950%, 11/15/29	115,000	120,092
Emera, Inc. 6.750%, 3M LIBOR + 5.440%, 06/15/76 (c)	240,000	230,453
Evergy Metro, Inc. 2.250%, 06/01/30	10,000	8,227
Evergy, Inc. 2.450%, 09/15/24	85,000	80,696
2.900%, 09/15/29	345,000	297,921
Georgia Power Co. 4.300%, 03/15/42	80,000	68,691
4.700%, 05/15/32	170,000	163,890
Investment Energy Resources, Ltd. 6.250%, 04/26/29 (144A)	200,000	191,100
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	324,621
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	290,000	244,628
Jersey Central Power & Light Co. 2.750%, 03/01/32 (144A)	140,000	113,055
National Rural Utilities Cooperative Finance Corp. 4.800%, 03/15/28	305,000	302,389
NextEra Energy Capital Holdings, Inc. 4.625%, 07/15/27	625,000	614,535
NRG Energy, Inc. 2.450%, 12/02/27 (144A)	360,000	298,280
Oglethorpe Power Corp. 4.500%, 04/01/47 (144A)	130,000	103,209
5.050%, 10/01/48	115,000	98,326
Pacific Gas and Electric Co. 2.500%, 02/01/31	840,000	651,745
4.400%, 03/01/32	70,000	61,097
4.950%, 07/01/50	862,000	667,913
5.250%, 03/01/52	128,000	104,494
5.900%, 06/15/32	400,000	390,316
Puget Energy, Inc. 3.650%, 05/15/25	270,000	256,804
4.100%, 06/15/30	360,000	321,466

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Sempra Energy 3.400%, 02/01/28 (b)	365,000	$338,756
3.800%, 02/01/38	165,000	135,307
4.000%, 02/01/48	50,000	38,964
Southern California Edison Co. 2.250%, 06/01/30	150,000	123,533
2.750%, 02/01/32	415,000	347,466
2.850%, 08/01/29	315,000	273,768
4.125%, 03/01/48	69,000	55,060
4.700%, 06/01/27	315,000	308,447
5.850%, 11/01/27	90,000	92,636
Xcel Energy, Inc. 4.600%, 06/01/32	185,000	176,681

		10,767,370

Energy-Alternate Sources—0.1%
Energo-Pro A.S. 8.500%, 02/04/27 (144A)	645,000	589,188
FS Luxembourg Sarl 10.000%, 12/15/25 (144A)	245,000	246,085

		835,273

Engineering & Construction—0.1%
IHS Holding, Ltd. 6.250%, 11/29/28 (144A)	390,000	314,558
International Airport Finance S.A. 12.000%, 03/15/33 (144A)	919,292	904,009

		1,218,567

Entertainment—0.2%
Warnermedia Holdings, Inc.
4.279%, 03/15/32 (144A) (b)	320,000	263,605
5.141%, 03/15/52 (144A)	1,090,000	792,393
WMG Acquisition Corp. 3.875%, 07/15/30 (144A)	855,000	736,454

		1,792,452

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	1,195,000	1,132,262

Food—0.1%
Conagra Brands, Inc. 1.375%, 11/01/27	255,000	212,430
Mondelez International, Inc. 3.000%, 03/17/32	175,000	149,692
NBM U.S. Holdings, Inc. 7.000%, 05/14/26 (144A)	635,000	630,561

		992,683

Gas—0.0%
NiSource, Inc. 3.490%, 05/15/27	425,000	400,309
3.600%, 05/01/30	90,000	80,138

		480,447

Healthcare-Products—0.3%
Alcon Finance Corp. 2.750%, 09/23/26 (144A)	200,000	183,011
3.000%, 09/23/29 (144A)	265,000	230,719
5.375%, 12/06/32	200,000	201,016
Avantor Funding, Inc. 4.625%, 07/15/28 (144A)	780,000	708,739
Baxter International, Inc. 2.539%, 02/01/32 (b)	695,000	552,103
GE HealthCare Technologies, Inc. 5.650%, 11/15/27 (b)	265,000	268,101
5.857%, 03/15/30	425,000	434,929
5.905%, 11/22/32 (b)	180,000	186,516
Hologic, Inc. 4.625%, 02/01/28 (144A)	658,000	620,030

		3,385,164

Healthcare-Services—0.4%
Centene Corp. 2.450%, 07/15/28	215,000	181,471
3.375%, 02/15/30	20,000	16,907
4.250%, 12/15/27	110,000	103,165
4.625%, 12/15/29 (b)	1,185,000	1,082,895
CommonSpirit Health 3.347%, 10/01/29	80,000	69,620
Elevance Health, Inc. 5.350%, 10/15/25	25,000	25,277
Humana, Inc. 3.700%, 03/23/29	465,000	425,726
Kaiser Foundation Hospitals 2.810%, 06/01/41	110,000	79,702
3.002%, 06/01/51 (b)	270,000	183,883
Sutter Health 3.361%, 08/15/50	210,000	142,331
UnitedHealth Group, Inc.
2.750%, 05/15/40	315,000	228,528
3.500%, 08/15/39 (b)	60,000	49,037
4.000%, 05/15/29	340,000	324,699
4.200%, 05/15/32	100,000	94,927
4.950%, 05/15/62	60,000	56,153
5.250%, 02/15/28	450,000	460,004
5.350%, 02/15/33	355,000	366,249
5.875%, 02/15/53	45,000	48,589
6.050%, 02/15/63	65,000	70,534

		4,009,697

Home Builders—0.1%
PulteGroup, Inc. 5.500%, 03/01/26	583,000	585,073

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Taylor Morrison Communities, Inc. 5.125%, 08/01/30 (144A)	120,000	$103,948
5.750%, 01/15/28 (144A)	623,000	583,348
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	127,045

		1,399,414

Insurance—0.3%
Athene Global Funding Corp. 2.646%, 10/04/31 (144A)	445,000	339,960
2.717%, 01/07/29 (144A)	735,000	606,927
Corebridge Financial, Inc. 3.850%, 04/05/29 (144A)	160,000	145,729
3.900%, 04/05/32 (144A) (b)	70,000	61,135
6.875%, 5Y H15 + 3.846%, 12/15/52 (144A) (c)	1,005,000	928,655
Equitable Financial Life Global Funding 1.800%, 03/08/28 (144A)	755,000	628,020
Marsh & McLennan Cos., Inc. 4.750%, 03/15/39	245,000	225,127
Unum Group 4.125%, 06/15/51	45,000	30,661
Willis North America, Inc. 3.600%, 05/15/24	130,000	126,455

		3,092,669

Internet—0.2%
Amazon.com, Inc. 3.875%, 08/22/37	135,000	119,599
Gen Digital, Inc. 5.000%, 04/15/25 (144A)	905,000	880,271
6.750%, 09/30/27 (144A)	260,000	254,800
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.500%, 03/01/29 (144A)	170,000	142,323
5.250%, 12/01/27 (144A)	983,000	930,370

		2,327,363

Iron/Steel—0.1%
ArcelorMittal S.A. 6.550%, 11/29/27	145,000	145,682
6.800%, 11/29/32	95,000	94,463
Metinvest B.V. 5.625%, 06/17/25 (144A) (EUR)	355,000	204,445
Steel Dynamics, Inc. 3.250%, 10/15/50	20,000	12,967
3.450%, 04/15/30	100,000	87,928

		545,485

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30 (b)	455,000	382,291

Media—0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.400%, 04/01/33 (b)	310,000	265,254

Media—(Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp
5.125%, 07/01/49	160,000	120,986
5.750%, 04/01/48	5,000	4,093
6.484%, 10/23/45	1,290,000	1,163,289
6.834%, 10/23/55	90,000	83,028
Comcast Corp. 2.937%, 11/01/56	54,000	33,395
2.987%, 11/01/63	157,000	94,931
3.250%, 11/01/39	30,000	23,371
3.750%, 04/01/40	220,000	181,440
COX Communications, Inc. 2.600%, 06/15/31 (144A)	350,000	278,724
Discovery Communications LLC 4.000%, 09/15/55	516,000	310,050
5.200%, 09/20/47	190,000	141,136
5.300%, 05/15/49	517,000	390,898
Paramount Global 4.200%, 06/01/29	45,000	40,066
4.200%, 05/19/32	260,000	212,802
4.375%, 03/15/43	400,000	275,442
4.950%, 01/15/31 (b)	655,000	582,111
5.850%, 09/01/43	40,000	33,215
Sirius XM Radio, Inc. 3.125%, 09/01/26 (144A)	835,000	741,430
4.000%, 07/15/28 (144A)	70,000	60,921
4.125%, 07/01/30 (144A) (b)	100,000	82,521
Time Warner Cable LLC 4.500%, 09/15/42	200,000	146,421

		5,265,524

Mining—0.1%
Anglo American Capital plc 2.625%, 09/10/30 (144A)	585,000	475,421
Freeport Indonesia PT 5.315%, 04/14/32 (144A)	250,000	229,308

		704,729

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 2.670%, 12/01/26	120,000	106,538
3.250%, 02/15/29	1,304,000	1,110,604
3.276%, 12/01/28	110,000	94,177
3.569%, 12/01/31	105,000	86,524

		1,397,843

Oil & Gas—0.5%
Aker BP ASA 2.000%, 07/15/26 (144A)	200,000	176,662
3.100%, 07/15/31 (144A)	375,000	307,546
BP Capital Markets America, Inc. 2.939%, 06/04/51	245,000	161,309
3.000%, 02/24/50	85,000	56,692
3.633%, 04/06/30	120,000	110,129

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
ConocoPhillips Co. 3.800%, 03/15/52	15,000	$11,792
4.025%, 03/15/62	90,000	70,848
Continental Resources, Inc. 5.750%, 01/15/31 (144A)	125,000	116,358
Diamondback Energy, Inc. 6.250%, 03/15/33	95,000	96,422
6.250%, 03/15/53	110,000	106,299
Ecopetrol S.A. 4.625%, 11/02/31	455,000	347,547
Energean Israel Finance, Ltd. 4.500%, 03/30/24 (144A)	180,000	173,700
4.875%, 03/30/26 (144A)	155,000	143,049
5.875%, 03/30/31 (144A)	155,000	135,044
EQT Corp. 5.700%, 04/01/28	45,000	44,758
Equinor ASA 3.625%, 04/06/40	170,000	139,722
3.700%, 04/06/50 (b)	110,000	86,748
Hess Corp. 7.125%, 03/15/33	87,000	93,704
7.300%, 08/15/31	190,000	206,283
Leviathan Bond, Ltd. 6.500%, 06/30/27 (144A)	480,000	464,448
Ovintiv, Inc. 6.500%, 08/15/34	85,000	85,531
6.625%, 08/15/37	190,000	191,092
Shell International Finance B.V. 2.875%, 11/26/41	120,000	87,040
3.000%, 11/26/51 (b)	155,000	104,953
3.250%, 04/06/50	125,000	89,660
Tullow Oil plc 7.000%, 03/01/25 (144A)	500,000	301,759
Var Energi ASA 7.500%, 01/15/28 (144A)	530,000	539,859
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A)	535,000	507,988

		4,956,942

Packaging & Containers—0.1%
Ball Corp. 4.000%, 11/15/23	1,200,000	1,176,143

Pharmaceuticals—0.0%
CVS Health Corp. 4.125%, 04/01/40	155,000	128,966
5.125%, 07/20/45	125,000	113,926

		242,892

Pipelines—0.3%
DCP Midstream Operating L.P. 3.875%, 03/15/23	20,000	19,886
Energy Transfer L.P. 5.250%, 04/15/29	40,000	38,678
5.300%, 04/01/44	35,000	29,550
5.550%, 02/15/28	240,000	238,063

Pipelines—(Continued)
Energy Transfer L.P.
5.750%, 02/15/33	155,000	151,646
5.950%, 10/01/43	20,000	18,375
6.125%, 12/15/45	260,000	240,563
6.250%, 04/15/49	60,000	55,792
Enterprise Products Operating LLC 4.250%, 02/15/48	50,000	40,121
4.950%, 10/15/54	155,000	129,003
EQM Midstream Partners L.P. 6.500%, 07/01/27 (144A)	30,000	28,673
Galaxy Pipeline Assets Bidco, Ltd. 2.940%, 09/30/40 (144A)	241,633	194,006
MPLX L.P. 4.950%, 09/01/32	405,000	379,763
4.950%, 03/14/52	145,000	118,442
NGPL PipeCo LLC 3.250%, 07/15/31 (144A)	210,000	170,815
ONEOK, Inc. 3.100%, 03/15/30	240,000	201,122
3.400%, 09/01/29	255,000	220,386
4.550%, 07/15/28	95,000	89,662
6.100%, 11/15/32	215,000	214,989
6.350%, 01/15/31	57,000	57,909
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30	355,000	308,524
Targa Resources Corp. 4.200%, 02/01/33	220,000	189,280
6.250%, 07/01/52	225,000	212,344
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.875%, 02/01/31	65,000	58,692
Transcontinental Gas Pipe Line Co. LLC 3.250%, 05/15/30	125,000	108,474
Williams Cos., Inc. (The) 4.650%, 08/15/32 (b)	300,000	279,271

		3,794,029

Real Estate Investment Trusts—0.3%
American Tower Corp. 2.700%, 04/15/31	80,000	65,116
3.650%, 03/15/27	280,000	261,515
Crown Castle, Inc. 2.900%, 03/15/27	240,000	218,293
EPR Properties 4.950%, 04/15/28	400,000	341,270
GLP Capital L.P. / GLP Financing II, Inc. 4.000%, 01/15/31	195,000	167,271
5.300%, 01/15/29 (b)	235,000	222,390
5.750%, 06/01/28	270,000	264,743
SBA Tower Trust 2.836%, 01/15/50 (144A)	545,000	513,672
VICI Properties L.P. 4.950%, 02/15/30	596,000	567,343
5.125%, 05/15/32	135,000	125,003

		2,746,616

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—0.3%
AutoZone, Inc. 4.750%, 08/01/32	220,000	$213,221
FirstCash, Inc. 4.625%, 09/01/28 (144A)	758,000	665,494
5.625%, 01/01/30 (144A)	585,000	520,688
Gap, Inc. (The) 3.625%, 10/01/29 (144A)	487,000	343,530
3.875%, 10/01/31 (144A) (b)	913,000	636,923
Home Depot, Inc. (The) 3.300%, 04/15/40	165,000	131,373
4.500%, 09/15/32	175,000	170,870
Lowe’s Cos., Inc. 5.000%, 04/15/33 (b)	210,000	205,004
O’Reilly Automotive, Inc. 4.700%, 06/15/32 (b)	370,000	357,631

		3,244,734

Semiconductors—0.3%
Broadcom, Inc. 3.137%, 11/15/35 (144A)	31,000	22,793
3.419%, 04/15/33 (144A)	480,000	384,820
4.000%, 04/15/29 (144A)	645,000	585,945
Intel Corp. 3.100%, 02/15/60	275,000	169,493
4.000%, 08/05/29	400,000	380,486
4.900%, 08/05/52 (b)	390,000	345,016
Marvell Technology, Inc. 2.450%, 04/15/28	380,000	321,648
2.950%, 04/15/31	150,000	120,651
Micron Technology, Inc. 6.750%, 11/01/29	85,000	86,341
NVIDIA Corp. 3.500%, 04/01/40	235,000	190,305
NXP B.V. / NXP Funding LLC 5.550%, 12/01/28	165,000	164,779
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 4.300%, 06/18/29	116,000	108,147
Qorvo, Inc. 3.375%, 04/01/31 (144A)	140,000	112,481
4.375%, 10/15/29	65,000	57,475

		3,050,380

Software—0.5%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	1,478,000	1,279,209
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	853,000	774,103
MSCI, Inc. 4.000%, 11/15/29 (144A) (b)	190,000	165,497
Open Text Corp. 3.875%, 12/01/29 (144A) (b)	740,000	595,099
6.900%, 12/01/27	395,000	395,000
Open Text Holdings, Inc. 4.125%, 12/01/31 (144A) (b)	130,000	101,048

Software—(Continued)
Oracle Corp. 3.850%, 04/01/60	885,000	588,024
4.000%, 07/15/46	5,000	3,644
4.000%, 11/15/47	135,000	98,671
4.100%, 03/25/61	225,000	156,188
4.125%, 05/15/45	15,000	11,313
6.150%, 11/09/29	405,000	420,376
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	735,000	688,251

		5,276,423

Telecommunications—0.3%
AT&T, Inc. 3.550%, 09/15/55	959,000	639,887
3.650%, 06/01/51	45,000	31,694
3.650%, 09/15/59	31,000	20,749
3.800%, 12/01/57	251,000	173,173
Nokia Oyj 4.375%, 06/12/27	720,000	679,730
Rogers Communications, Inc. 3.800%, 03/15/32 (144A)	65,000	56,092
4.550%, 03/15/52 (144A)	240,000	186,069
T-Mobile USA, Inc. 2.050%, 02/15/28	500,000	429,416
5.200%, 01/15/33 (b)	105,000	104,053
Verizon Communications, Inc. 2.355%, 03/15/32	455,000	360,679
2.650%, 11/20/40	65,000	43,874
2.850%, 09/03/41	180,000	123,876
3.850%, 11/01/42	85,000	67,366
4.000%, 03/22/50	5,000	3,912

		2,920,570

Tobacco—0.1%
Philip Morris International, Inc. 5.125%, 11/17/27	465,000	468,396
5.625%, 11/17/29	205,000	207,968

		676,364

Trucking & Leasing—0.2%
DAE Funding LLC 1.550%, 08/01/24 (144A)	885,000	822,439
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.700%, 11/01/24 (144A)	455,000	428,894
4.000%, 07/15/25 (144A)	365,000	349,218
4.400%, 07/01/27 (144A)	285,000	270,449

		1,871,000

Total Corporate Bonds & Notes (Cost $127,302,644)		111,393,575

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—5.5%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—3.5%
Adjustable Rate Mortgage Trust 4.889%, 1M LIBOR + 0.500%, 01/25/36 (c)	68,732	$62,188
4.929%, 1M LIBOR + 0.540%, 11/25/35 (c)	37,568	36,550
Alternative Loan Trust 3.398%, 12M MTA + 1.350%, 08/25/35 (c)	166,136	136,176
4.839%, 1M LIBOR + 0.450%, 03/01/38 (c)	133,613	101,837
4.929%, 1M LIBOR + 0.540%, 01/25/36 (c)	68,937	60,326
5.189%, 1M LIBOR + 0.800%, 12/25/35 (c)	75,425	64,429
5.500%, 11/25/35	346,694	200,031
Angel Oak Mortgage Trust LLC 0.951%, 07/25/66 (144A) (c)	736,683	600,900
0.985%, 04/25/66 (144A) (c)	292,687	240,233
0.990%, 04/25/53 (144A) (c)	278,948	259,483
1.068%, 05/25/66 (144A) (c)	591,491	485,762
1.820%, 11/25/66 (144A) (c)	518,240	428,011
3.920%, 11/25/48 (144A) (c)	10,936	10,875
Arroyo Mortgage Trust 3.347%, 04/25/49 (144A) (c)	359,721	332,741
Bear Stearns Adjustable Rate Mortgage Trust 3.310%, 07/25/36 (c)	144,576	122,754
Bear Stearns ALT-A Trust 4.869%, 1M LIBOR + 0.480%, 02/25/36 (c)	299,608	291,290
Bear Stearns Mortgage Funding Trust 4.569%, 1M LIBOR + 0.180%, 10/25/36 (c)	77,258	63,578
4.789%, 1M LIBOR + 0.400%, 02/25/37 (c)	301,066	261,571
BINOM Securitization Trust 2.034%, 06/25/56 (144A) (c)	351,721	308,291
BRAVO Residential Funding Trust 0.941%, 02/25/49 (144A) (c)	207,045	171,615
0.970%, 03/25/60 (144A) (c)	203,503	190,562
Citigroup Mortgage Loan Trust 6.228%, 11/25/70 (144A) (m)	350,198	344,635
COLT Mortgage Loan Trust 0.910%, 06/25/66 (144A) (c)	466,528	376,069
0.956%, 09/27/66 (144A) (c)	848,569	655,989
4.301%, 03/25/67 (144A) (c)	187,232	178,881
Countrywide Home Loan Mortgage Pass-Through Trust 3.127%, 06/20/35 (c)	4,843	4,438
3.632%, 09/25/47 (c)	183,354	158,599
4.789%, 1M LIBOR + 0.400%, 04/25/46 (c)	172,688	140,838
5.069%, 1M LIBOR + 0.680%, 02/25/35 (c)	67,549	55,909
CSMC Trust 0.938%, 05/25/66 (144A) (c)	434,946	335,493
1.179%, 02/25/66 (144A) (c)	598,177	495,348
1.796%, 12/27/60 (144A) (c)	304,690	278,371
1.841%, 10/25/66 (144A) (c)	536,752	455,329
2.265%, 11/25/66 (144A) (c)	1,252,936	1,074,954
3.250%, 04/25/47 (144A) (c)	308,777	274,167
Deephaven Residential Mortgage Trust 0.899%, 04/25/66 (144A) (c)	206,066	173,188
Deutsche ALT-A Securities Mortgage Loan Trust 4.689%, 1M LIBOR + 0.300%, 12/25/36 (c)	166,386	153,420
Ellington Financial Mortgage Trust 0.931%, 06/25/66 (144A) (c)	198,972	153,039
2.206%, 01/25/67 (144A) (c)	588,322	492,176

Collateralized Mortgage Obligations—(Continued)
GCAT LLC 1.036%, 05/25/66 (144A) (c)	410,735	319,221
1.091%, 05/25/66 (144A) (c)	550,866	438,107
1.262%, 07/25/66 (144A) (c)	1,047,793	823,459
1.915%, 08/25/66 (144A) (c)	407,620	356,897
GreenPoint Mortgage Funding Trust 3.448%, 12M MTA + 1.400%, 10/25/45 (c)	135,158	105,128
GSR Mortgage Loan Trust
3.796%, 01/25/36 (c)	171,776	164,681
4.689%, 1M LIBOR + 0.300%, 01/25/37 (c)	438,883	120,898
6.000%, 07/25/37	138,700	96,533
Imperial Fund Mortgage Trust 3.638%, 03/25/67 (144A) (m)	1,236,187	1,122,324
IndyMac INDX Mortgage Loan Trust 3.201%, 10/25/35 (c)	8,876	7,897
JPMorgan Mortgage Trust 3.349%, 05/25/36 (c)	11,721	9,445
Legacy Mortgage Asset Trust 1.650%, 11/25/60 (144A) (m)	201,844	180,427
1.750%, 04/25/61 (144A) (m)	305,138	275,811
1.750%, 07/25/61 (144A) (m)	394,905	356,953
6.250%, 11/25/59 (144A) (m)	715,702	714,427
LSTAR Securities Investment, Ltd. 5.820%, 1M LIBOR + 1.700%, 03/02/26 (144A) (c)	684,620	597,247
6.169%, 1M LIBOR + 1.800%, 02/01/26 (144A) (c)	481,208	474,702
7.869%, 1M LIBOR + 3.500%, 04/01/24 (144A) (c)	219,637	218,168
7.869%, 1M LIBOR + 3.500%, 05/01/24 (144A) (c)	419,917	406,702
MASTR Adjustable Rate Mortgages Trust 3.264%, 09/25/33 (c)	48,165	43,494
3.874%, 11/21/34 (c)	34,904	31,314
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (c)	312,254	293,199
MFA Trust 1.029%, 11/25/64 (144A) (c)	313,006	254,088
1.153%, 04/25/65 (144A) (c)	252,651	217,981
Mill City Mortgage Loan Trust 3.485%, 04/25/66 (144A) (c)	736,960	698,075
3.500%, 08/25/58 (144A) (c)	335,656	320,459
Morgan Stanley Mortgage Loan Trust 3.662%, 05/25/36 (c)	134,356	63,223
New Residential Mortgage Loan Trust 0.941%, 10/25/58 (144A) (c)	211,591	182,913
2.492%, 09/25/59 (144A) (c)	88,968	80,152
3.500%, 08/25/59 (144A) (c)	332,812	307,645
3.750%, 11/26/35 (144A) (c)	304,450	281,852
3.932%, 09/25/57 (144A) (c)	456,947	423,083
4.000%, 02/25/57 (144A) (c)	560,901	527,170
4.000%, 03/25/57 (144A) (c)	578,956	542,431
4.000%, 04/25/57 (144A) (c)	461,309	435,341
4.000%, 05/25/57 (144A) (c)	319,877	297,269
5.139%, 1M LIBOR + 0.750%, 01/25/48 (144A) (c)	411,308	394,332
NMLT Trust 1.185%, 05/25/56 (144A) (c)	883,364	704,422
OBX Trust
1.054%, 07/25/61 (144A) (c)	523,276	393,307
1.072%, 02/25/66 (144A) (c)	558,392	434,381

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
OBX Trust
2.305%, 11/25/61 (144A) (c)	1,031,604	$884,038
Preston Ridge Partners Mortgage LLC 1.793%, 06/25/26 (144A) (m)	557,846	505,118
1.793%, 07/25/26 (144A) (m)	515,955	465,826
1.867%, 04/25/26 (144A) (m)	964,266	861,822
2.363%, 11/25/25 (144A) (m)	138,867	128,139
2.363%, 10/25/26 (144A) (m)	1,020,502	918,668
2.487%, 10/25/26 (144A) (m)	445,985	412,372
RALI Series Trust 4.989%, 1M LIBOR + 0.600%, 04/25/36 (c)	454,689	375,590
6.000%, 12/25/35	124,407	104,263
RFMSI Trust 3.491%, 08/25/35 (c)	50,147	24,554
Seasoned Credit Risk Transfer Trust 2.500%, 08/25/59	497,688	422,477
3.500%, 11/25/57	413,137	380,536
3.500%, 03/25/58	810,300	731,239
3.500%, 07/25/58	1,135,048	1,036,923
3.500%, 08/25/58	222,473	202,425
3.500%, 10/25/58	879,802	797,134
Starwood Mortgage Residential Trust 0.943%, 05/25/65 (144A) (c)	164,932	152,238
1.219%, 05/25/65 (144A) (c)	462,698	417,960
1.920%, 11/25/66 (144A) (c)	825,237	683,719
Structured Adjustable Rate Mortgage Loan Trust 4.689%, 1M LIBOR + 0.300%, 09/25/34 (c)	34,914	29,936
Toorak Mortgage Corp., Ltd. 2.240%, 06/25/24 (144A) (m)	670,000	633,615
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (c)	206,397	202,926
2.750%, 04/25/57 (144A) (c)	40,197	39,677
2.750%, 06/25/57 (144A) (c)	332,037	314,915
2.918%, 11/30/60 (144A) (c)	1,244,337	998,238
Verus Securitization Trust 0.918%, 02/25/64 (144A) (c)	270,420	245,127
0.938%, 07/25/66 (144A) (c)	363,056	279,326
1.031%, 02/25/66 (144A) (c)	239,724	199,068
1.824%, 11/25/66 (144A) (c)	562,922	474,090
1.829%, 10/25/66 (144A) (c)	1,131,671	949,563
WaMu Mortgage Pass-Through Certificates Trust 2.928%, 12M MTA + 0.880%, 10/25/46 (c)	122,662	101,947
3.227%, 06/25/37 (c)	67,979	58,677
Washington Mutual Mortgage Pass-Through Certificates 4.989%, 1M LIBOR + 0.600%, 07/25/36 (c)	55,068	34,785
Wells Fargo Mortgage-Backed Securities Trust 4.198%, 09/25/36 (c)	44,047	40,626
4.240%, 10/25/36 (c)	47,590	43,638

		38,096,399

Commercial Mortgage-Backed Securities—2.0%
BANK 0.595%, 11/15/62 (c) (d)	4,552,295	145,732
0.640%, 11/15/62 (c) (d)	2,242,973	78,557
0.693%, 12/15/52 (c) (d)	3,638,107	134,524
0.713%, 11/15/50 (c) (d)	6,842,298	189,135
0.767%, 11/15/54 (c) (d)	793,344	23,930

Commercial Mortgage-Backed Securities—(Continued)
BANK
0.814%, 09/15/62 (c) (d)	4,060,893	168,545
0.893%, 05/15/62 (c) (d)	2,876,180	123,481
1.779%, 03/15/63 (c) (d)	4,910,280	485,805
2.036%, 02/15/54	565,000	449,897
3.688%, 02/15/61	1,700,000	1,583,404
Barclays Commercial Mortgage Trust 0.987%, 04/15/53 (c) (d)	1,280,000	75,160
1.460%, 02/15/50 (c) (d)	4,831,363	225,582
4.600%, 06/15/55 (c)	245,000	235,704
4.968%, 12/15/51 (c)	475,000	397,956
5.293%, 1M LIBOR + 0.975%, 08/15/36 (144A) (c)	1,802,000	1,770,192
5.439%, 12/15/55 (c)	325,000	333,418
5.710%, 12/15/55 (c)	105,000	109,861
Benchmark Mortgage Trust 0.506%, 07/15/51 (c) (d)	4,254,602	72,051
0.531%, 01/15/51 (c) (d)	1,825,239	36,160
1.033%, 08/15/52 (c) (d)	1,984,828	82,419
1.221%, 03/15/62 (c) (d)	6,077,116	314,549
1.516%, 01/15/54 (c) (d)	2,359,204	204,209
1.789%, 07/15/53 (c) (d)	1,324,502	103,917
3.882%, 02/15/51 (c)	795,000	750,205
4.016%, 03/15/52	1,600,000	1,507,033
BPR Trust 7.568%, 1M TSFR + 3.232%, 08/15/24 (144A) (c)	575,000	565,844
BX Commercial Mortgage Trust 5.370%, 1M TSFR + 1.034%, 10/15/36 (144A) (c)	910,718	899,489
BX Trust 6.787%, 1M TSFR + 2.451%, 08/15/39 (144A) (c)	583,252	582,104
CAMB Commercial Mortgage Trust 6.868%, 1M LIBOR + 2.550%, 12/15/37 (144A) (c)	665,000	633,268
Century Plaza Towers 2.865%, 11/13/39 (144A)	585,000	466,263
Citigroup Commercial Mortgage Trust 0.904%, 07/10/47 (c) (d)	3,086,512	33,700
1.017%, 04/10/48 (c) (d)	3,737,629	69,178
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.512%, 02/10/47 (c) (d)	2,559,624	9,815
0.637%, 08/10/46 (c) (d)	606,180	1,116
1.258%, 10/15/45 (c) (d)	84,458	4
2.819%, 01/10/39 (144A)	205,000	175,862
2.853%, 10/15/45	16,325	16,234
3.101%, 03/10/46	70,140	69,915
3.213%, 03/10/46	117,319	116,537
3.612%, 06/10/46 (c)	216,028	214,657
3.796%, 08/10/47	225,000	217,598
3.896%, 01/10/39 (144A) (c)	210,000	171,282
3.961%, 03/10/47	235,125	229,789
4.074%, 02/10/47 (c)	115,000	112,840
4.205%, 08/10/46	90,975	89,963
4.210%, 08/10/46 (c)	175,000	173,813
4.236%, 02/10/47 (c)	190,000	186,753
4.750%, 10/15/45 (144A) (c)	273,831	18,959
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	749	735

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
CSAIL Commercial Mortgage Trust 0.717%, 06/15/57 (c) (d)	10,877,874	$136,744
0.899%, 11/15/48 (c) (d)	675,612	13,990
1.863%, 01/15/49 (c) (d)	1,478,113	69,352
DBJPM Mortgage Trust 1.709%, 09/15/53 (c) (d)	1,008,656	69,994
GS Mortgage Securities Corp. 2.954%, 11/05/34 (144A)	1,200,000	1,049,025
5.067%, 1M TSFR + 0.731%, 08/15/36 (144A) (c)	90,000	88,740
GS Mortgage Securities Trust
Zero Coupon, 08/10/44 (144A) (c) (d)	142,108	0
0.060%, 07/10/46 (c) (d)	9,795,390	279
5.001%, 04/10/47 (144A) (c)	465,000	350,929
JPMBB Commercial Mortgage Securities Trust 0.596%, 09/15/47 (c) (d)	2,732,680	20,080
3.363%, 07/15/45	37,822	37,539
JPMorgan Chase Commercial Mortgage Securities Trust 2.733%, 10/15/45 (144A) (c)	293,827	266,718
2.812%, 01/16/37 (144A)	305,000	275,467
4.064%, 12/15/47 (144A) (c)	130,000	107,542
Morgan Stanley Bank of America Merrill Lynch Trust 0.954%, 12/15/47 (c) (d)	1,745,947	23,243
0.967%, 10/15/48 (c) (d)	730,345	11,969
3.766%, 11/15/46	160,061	157,383
4.259%, 10/15/46 (c)	115,000	113,694
Morgan Stanley Capital Trust 1.325%, 06/15/50 (c) (d)	1,495,180	56,185
3.912%, 09/09/32 (144A)	1,140,000	1,008,201
5.083%, 07/15/49 (144A) (c)	265,000	145,527
5.275%, 10/12/52 (144A) (c)	12,137	5,321
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (c)	150,000	102,274
SG Commercial Mortgage Securities Trust 2.632%, 03/15/37 (144A)	1,230,000	1,132,207
UBS Commercial Mortgage Trust 1.075%, 08/15/50 (c) (d)	707,844	26,303
UBS-Barclays Commercial Mortgage Trust 3.185%, 03/10/46	544	543
3.244%, 04/10/46	202,299	200,807
Wells Fargo Commercial Mortgage Trust 0.878%, 09/15/57 (c) (d)	4,594,062	90,106
1.073%, 05/15/48 (c) (d)	2,682,648	47,603
2.942%, 10/15/49	890,000	814,718
4.149%, 05/15/48 (c)	80,000	68,331
WF-RBS Commercial Mortgage Trust
1.239%, 03/15/47 (c) (d)	1,300,418	11,033
3.016%, 11/15/47 (144A)	86,806	5,096
3.345%, 05/15/45	100,000	98,942
3.723%, 05/15/47	84,713	82,453
3.995%, 05/15/47	160,281	156,125
4.045%, 03/15/47	40,000	39,240
4.101%, 03/15/47	335,000	327,528
5.000%, 06/15/44 (144A) (c)	105,000	70,069

		21,938,444

Total Mortgage-Backed Securities (Cost $71,842,420)		60,034,843

Asset-Backed Securities—4.2%
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.7%
American Credit Acceptance Receivables Trust 4.550%, 10/13/26 (144A)	55,000	$53,915
AmeriCredit Automobile Receivables Trust 2.580%, 09/18/25	535,000	514,373
Carvana Auto Receivables Trust 4.130%, 04/12/27	970,000	944,540
Credit Acceptance Auto Loan Trust 1.000%, 05/15/30 (144A)	370,000	353,410
Drive Auto Receivables Trust 2.700%, 02/16/27	403,643	397,529
Exeter Automobile Receivables Trust 2.580%, 09/15/25 (144A)	844,748	830,570
2.730%, 12/15/25 (144A)	312,439	306,315
4.570%, 01/15/27	370,000	363,032
6.030%, 08/16/27	162,000	162,192
Flagship Credit Auto Trust 4.690%, 07/17/28 (144A)	503,000	490,973
GLS Auto Receivables Issuer Trust 4.920%, 01/15/27 (144A)	90,000	88,135
Santander Drive Auto Receivables Trust 1.480%, 01/15/27	140,000	133,585
4.420%, 11/15/27	735,000	711,124
4.430%, 03/15/27	235,000	228,506
4.720%, 06/15/27	165,000	162,133
5.950%, 01/17/28	650,000	656,259
Westlake Automobile Receivables Trust 1.650%, 02/17/26 (144A)	415,000	393,255
2.720%, 11/15/24 (144A)	506,288	502,984
4.310%, 09/15/27 (144A)	560,000	545,232

		7,838,062

Asset-Backed - Credit Card—0.1%
Mercury Financial Credit Card Master Trust 1.540%, 03/20/26 (144A)	495,000	472,257

Asset-Backed - Home Equity—0.1%
GSAA Home Equity Trust 4.489%, 1M LIBOR + 0.100%, 12/25/46 (c)	47,789	24,255
4.989%, 1M LIBOR + 0.600%, 03/25/36 (c)	536,765	291,181
5.985%, 06/25/36 (c)	434,016	113,563
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (m)	239,171	95,746
Soundview Home Loan Trust 4.889%, 1M LIBOR + 0.500%, 11/25/36 (c)	399,172	369,132

		893,877

Asset-Backed - Other—3.3%
510 Asset Backed Trust 2.116%, 06/25/61 (144A) (m)	801,991	718,959
Affirm Asset Securitization Trust 1.900%, 01/15/25 (144A)	114,020	110,925
3.460%, 10/15/24 (144A)	49,852	49,444
Amur Equipment Finance Receivables XI LLC Trust 5.300%, 06/21/28 (144A)	260,000	257,130

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Apex Credit CLO, Ltd. 5.325%, 3M LIBOR + 1.000%, 04/24/29 (144A) (c)	791,963	$782,179
Apollo Aviation Securitization Trust 3.351%, 01/16/40 (144A)	124,544	99,764
Arbor Realty Commercial Real Estate Notes, Ltd. 5.418%, 1M LIBOR + 1.100%, 05/15/36 (144A) (c)	210,000	203,980
Avant Loans Funding Trust 1.210%, 07/15/30 (144A)	455,000	433,360
Bain Capital Credit CLO, Ltd. 5.538%, 3M LIBOR + 1.180%, 07/25/34 (144A) (c)	1,325,000	1,290,233
BlueMountain CLO, Ltd. 5.343%, 3M LIBOR + 1.100%, 04/20/34 (144A) (c)	825,000	800,286
Buckhorn Park CLO, Ltd. 5.314%, 3M LIBOR + 1.120%, 07/18/34 (144A) (c)	555,000	541,899
CF Hippolyta LLC 1.990%, 07/15/60 (144A)	246,187	203,062
Cirrus Funding, Ltd. 4.800%, 01/25/37 (144A)	940,000	901,581
Domino’s Pizza Master Issuer LLC 2.662%, 04/25/51 (144A)	512,200	425,988
3.668%, 10/25/49 (144A)	320,925	277,228
4.116%, 07/25/48 (144A)	672,000	636,102
Finance America Mortgage Loan Trust 5.439%, 1M LIBOR + 1.050%, 09/25/33 (c)	43,496	41,308
FirstKey Homes Trust 4.145%, 05/17/39 (144A)	288,369	270,443
4.250%, 07/17/39 (144A)	1,183,308	1,115,943
GMACM Home Equity Loan Trust 4.889%, 1M LIBOR + 0.500%, 10/25/34 (144A) (c)	11,132	11,006
Harriman Park CLO, Ltd. 5.363%, 3M LIBOR + 1.120%, 04/20/34 (144A) (c)	1,655,000	1,621,218
KKR CLO, Ltd. 5.079%, 3M LIBOR + 1.000%, 04/15/31 (144A) (c)	1,230,000	1,207,250
Knollwood CDO, Ltd. 7.109%, 3M LIBOR + 3.200%, 01/10/39 (144A) (c)	790,358	79
LCM, Ltd. 5.283%, 3M LIBOR + 1.040%, 10/20/27 (144A) (c)	305,177	303,349
Madison Park Funding, Ltd. 5.199%, 3M LIBOR + 1.120%, 07/17/34 (144A) (c)	1,330,000	1,296,528
MF1, Ltd. 5.576%, SOFR30A + 1.750%, 02/19/37 (144A) (c)	685,000	648,814
MFA LLC 2.363%, 03/25/60 (144A) (m)	655,740	615,507
Morgan Stanley ABS Capital I, Inc. Trust 4.689%, 1M LIBOR + 0.300%, 06/25/36 (c)	8,013	6,936
NRZ Excess Spread-Collateralized Notes 3.844%, 12/25/25 (144A)	103,921	94,707
Octagon Investment Partners, Ltd. 5.204%, 3M TSFR + 1.340%, 04/15/35 (144A) (c)	1,155,000	1,113,198
OZLM, Ltd. 5.089%, 3M LIBOR + 1.010%, 07/17/29 (144A) (c)	244,274	241,317
5.099%, 3M LIBOR + 1.020%, 04/15/31 (144A) (c)	900,000	876,988
Pretium Mortgage Credit Partners LLC 1.992%, 06/27/60 (144A) (m)	506,450	446,574
1.992%, 02/25/61 (144A) (m)	866,000	780,576
2.487%, 07/25/51 (144A) (m)	430,025	397,284
2.981%, 01/25/52 (144A) (m)	1,121,353	1,001,365

Asset-Backed - Other—(Continued)
Progress Residential Trust 1.510%, 10/17/38 (144A)	808,070	688,439
3.200%, 04/17/39 (144A)	280,000	253,805
4.438%, 05/17/41 (144A)	764,424	709,357
4.451%, 06/17/39 (144A)	216,426	202,979
4.750%, 10/27/39 (144A)	350,000	336,611
Regatta VI Funding, Ltd. 5.403%, 3M LIBOR + 1.160%, 04/20/34 (144A) (c)	1,200,000	1,166,332
RR 16, Ltd. 5.189%, 3M LIBOR + 1.110%, 07/15/36 (144A) (c)	1,175,000	1,148,513
RR, Ltd. 5.229%, 3M LIBOR + 1.150%, 07/15/35 (144A) (c)	1,365,000	1,334,599
Sapphire Aviation Finance II, Ltd. 3.228%, 03/15/40 (144A)	186,658	141,135
Sound Point CLO XXIX, Ltd. 5.428%, 3M LIBOR + 1.070%, 04/25/34 (144A) (c)	1,300,000	1,251,162
Summit Issuer LLC 2.290%, 12/20/50 (144A)	320,000	280,154
Symphony CLO, Ltd. 4.961%, 3M LIBOR + 0.950%, 07/14/26 (144A) (c)	48,951	48,929
Taco Bell Funding LLC 2.294%, 08/25/51 (144A)	1,903,770	1,529,428
Tricon Residential Trust 4.849%, 07/17/40 (144A)	771,961	725,021
Upstart Securitization Trust 0.830%, 07/20/31 (144A)	105,884	103,695
VCAT Asset Securitization LLC 1.743%, 05/25/51 (144A) (m)	485,997	420,852
2.115%, 03/27/51 (144A) (m)	145,611	131,573
Venture CLO, Ltd. 5.209%, 3M LIBOR + 1.130%, 04/15/34 (144A) (c)	1,300,000	1,256,694
5.319%, 3M LIBOR + 1.240%, 04/15/34 (144A) (c)	500,000	484,601
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (m)	548,232	495,608
Voya CLO, Ltd. 5.094%, 3M LIBOR + 0.900%, 01/18/29 (144A) (c)	1,063,702	1,052,821
Wellfleet CLO X, Ltd. 5.413%, 3M LIBOR + 1.170%, 07/20/32 (144A) (c)	1,065,000	1,028,860
Wendy’s Funding LLC 2.370%, 06/15/51 (144A)	1,167,225	942,329
3.884%, 03/15/48 (144A)	413,250	372,234
Wingstop Funding LLC 2.841%, 12/05/50 (144A)	163,350	138,044

		36,066,285

Total Asset-Backed Securities (Cost $48,414,051)		45,270,481

Foreign Government—1.4%

Sovereign—1.4%
Angolan Government International Bond 8.000%, 11/26/29	400,000	350,224
Benin Government International Bond 4.950%, 01/22/35 (144A) (EUR)	620,000	480,112

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Bermuda Government International Bond 2.375%, 08/20/30 (144A) (b)	200,000	$168,707
5.000%, 07/15/32 (144A)	405,000	402,227
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	11,104,000	1,837,959
Chile Government International Bond 1.250%, 01/22/51 (EUR)	700,000	402,322
Colombia Government International Bonds 5.000%, 06/15/45	800,000	544,245
5.200%, 05/15/49	200,000	136,217
5.625%, 02/26/44	225,000	165,009
Egypt Government International Bonds 7.300%, 09/30/33 (144A)	200,000	141,500
7.903%, 02/21/48	270,000	170,132
8.500%, 01/31/47	200,000	132,935
Finance Department Government of Sharjah 3.625%, 03/10/33 (144A)	550,000	455,622
Hungary Government International Bond 1.625%, 04/28/32 (EUR)	1,320,000	1,011,986
Indonesia Government International Bonds 1.100%, 03/12/33 (EUR)	1,170,000	909,432
2.150%, 07/18/24 (EUR)	100,000	104,637
2.625%, 06/14/23 (EUR)	100,000	106,771
Ivory Coast Government International Bond 4.875%, 01/30/32 (EUR)	460,000	387,613
Mexico Government International Bonds 1.125%, 01/17/30 (EUR)	200,000	173,837
1.450%, 10/25/33 (EUR)	1,330,000	1,009,133
North Macedonia Government International Bonds 2.750%, 01/18/25 (EUR)	425,000	423,219
3.675%, 06/03/26 (144A) (EUR)	515,000	506,931
Panama Government International Bonds 3.870%, 07/23/60	1,170,000	753,638
4.300%, 04/29/53	200,000	144,361
Philippine Government International Bonds 1.200%, 04/28/33 (EUR)	1,010,000	829,643
1.750%, 04/28/41 (EUR)	300,000	218,404
Romanian Government International Bonds 2.625%, 12/02/40 (144A) (EUR)	635,000	378,286
2.750%, 04/14/41 (EUR)	1,045,000	625,875
3.375%, 02/08/38 (EUR)	310,000	223,652
4.625%, 04/03/49 (EUR)	738,000	569,923
Saudi Government International Bond 2.000%, 07/09/39 (EUR)	650,000	515,025
Senegal Government International Bonds 4.750%, 03/13/28 (EUR)	245,000	225,701
6.250%, 05/23/33	485,000	399,640

Total Foreign Government (Cost $21,657,433)		14,904,918

Municipals—0.6%
Chicago Board of Education, General Obligation Unlimited, Build America Bonds 6.038%, 12/01/29	85,000	79,682
6.138%, 12/01/39	325,000	277,781
6.319%, 11/01/29	480,000	450,871

Chicago Transit Authority Sale Tax Receipts Fund 3.912%, 12/01/40	170,000	142,169
Metropolitan Transportation Authority 4.750%, 11/15/45	505,000	472,218
5.175%, 11/15/49	1,390,000	1,199,572
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	191,000	204,321
New York Transportation Development Corp 4.248%, 09/01/35	1,150,000	1,105,227
Philadelphia, Authority for Industrial Development 6.550%, 10/15/28	1,235,000	1,290,918
State Board of Administration Finance Corp. 1.258%, 07/01/25	975,000	895,199
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	180,000	218,677
State of Illinois 4.950%, 06/01/23	242,727	242,854
5.000%, 01/01/23	70,000	70,000

Total Municipals (Cost $7,523,499)		6,649,489

Floating Rate Loans (n)—0.0%

Entertainment—0.0%
Crown Finance U.S., Inc. 2022 DIP Term Loan, 14.407%, 3M TSFR + 10.000%, 09/07/23	39,549	38,996
USD Term Loan, 4.000%, 3M LIBOR + 2.500%, 02/28/25	79,970	15,144

		54,140

Healthcare-Services—0.0%
Envision Healthcare Corp.
Second Out Term Loan, 8.830%, 3M TSFR + 4.250%, 03/31/27	139	45

Oil & Gas—0.0%
Paragon Offshore Finance Co.
Term Loan B, 07/18/22 (k) (l) (q)	587	0

Total Floating Rate Loans (Cost $107,552)		54,185

Short-Term Investment—2.1%

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $23,055,210; collateralized by U.S. Treasury Bonds with rates ranging from 1.375% - 2.375%, maturity dates ranging from 08/15/50 - 05/15/51, and an aggregate market value of $23,511,635.	23,050,600	23,050,600

Total Short-Term Investments (Cost $23,050,600)		23,050,600

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (o)—6.1%

Security Description	Principal Amount*	Value

Certificates of Deposit—0.8%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (c)	1,000,000	$1,001,351
Bank of Nova Scotia 4.810%, SOFR + 0.510%, 03/15/23 (c)	1,000,000	1,000,420
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (c)	1,000,000	1,000,071
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (c)	2,000,000	2,000,600
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (c)	2,000,000	2,000,789
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (c)	1,000,000	1,000,110
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (c)	1,000,000	1,000,328

		9,003,669

Commercial Paper—0.3%
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (c)	2,000,000	2,000,540
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (c)	1,000,000	1,000,000

		3,000,540

Repurchase Agreements—3.2%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $14,558,008; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $14,842,242.	14,551,218	14,551,218
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $1,025,026; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $4,001,889; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $4,081,927.	4,000,000	4,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $5,002,400; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $5,119,346.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $1,701,428; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $1,738,043.	1,700,000	1,700,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $2,702,336; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $2,939,837.	2,700,000	2,700,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $400,189; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $408,723.	400,000	400,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $900,439; collateralized by various Common Stock with an aggregate market value of $1,001,562.	900,000	900,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $2,101,029; collateralized by various Common Stock with an aggregate market value of $2,337,220.	2,100,000	2,100,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $900,774; collateralized by various Common Stock with an aggregate market value of $1,001,873.	900,000	900,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $2,000,978; collateralized by various Common Stock with an aggregate market value of $2,218,856.	2,000,000	2,000,000

		35,251,218

Mutual Funds—1.8%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (p)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (p)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (p)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (p)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (p)	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (o)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 4.220% (p)	5,000,000	$5,000,000

		19,000,000

Total Securities Lending Reinvestments (Cost $66,251,218)		66,255,427

Total Investments—113.9% (Cost $1,269,206,800)		1,238,574,648
Other assets and liabilities (net)—(13.9)%		(150,997,779)

Net Assets—100.0%		$1,087,576,869

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $74,809,475 and the collateral received consisted of cash in the amount of $66,251,218 and non-cash collateral with a value of $10,947,052. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government and agency securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Interest only security.
(e)	Principal only security.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2022, the market value of securities pledged was $2,723,038.
(h)	All or a portion of the security was pledged as collateral against open OTC swap contracts and forward foreign currency exchange contracts. As of December 31, 2022, the market value of securities pledged was $77,763.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $599,077.
(j)	Principal amount of security is adjusted for inflation.
(k)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(m)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(n)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(o)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(p)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(q)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $126,459,689, which is 11.6% of net assets.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	3.000%	TBA	$(3,490,000)	$(3,161,878)	$(3,106,734)
Uniform Mortgage-Backed Securities 15 Yr. Pool	4.500%	TBA	(98,000)	(97,701)	(97,331)
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.000%	TBA	(1,629,000)	(1,467,582)	(1,429,235)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.000%	TBA	(5,576,000)	(5,332,348)	(5,228,392)
Uniform Mortgage-Backed Securities 30 Yr. Pool	6.000%	TBA	(265,000)	(270,085)	(268,910)

Totals				$(10,329,594)	$(10,130,602)

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
BRL	9,480,000	GSI	03/15/23	USD	1,749,400	$(22,681)
EUR	9,105,000	BBP	03/15/23	USD	9,634,329	(158,861)

Net Unrealized Depreciation						$(181,542)

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/23	75	AUD	8,676,109	$(329,014)
S&P 500 Index E-Mini Futures	03/17/23	41	USD	7,915,050	(180,951)
U.S. Treasury Note 5 Year Futures	03/31/23	47	USD	5,072,695	(28,273)

Futures Contracts—Short
Euro-Bund Futures	03/08/23	(35)	EUR	(4,652,550)	310,429
Euro-Buxl 30 Year Bond Futures	03/08/23	(17)	EUR	(2,299,080)	491,146
Euro-Schatz Futures	03/08/23	(118)	EUR	(12,439,560)	138,661
U.S. Treasury Long Bond Futures	03/22/23	(14)	USD	(1,754,813)	58,037
U.S. Treasury Note 10 Year Futures	03/22/23	(281)	USD	(31,555,422)	129,850
U.S. Treasury Note 2 Year Futures	03/31/23	(44)	USD	(9,023,438)	32,232
U.S. Treasury Note Ultra 10 Year Futures	03/22/23	(94)	USD	(11,118,438)	61,354
U.S. Treasury Ultra Long Bond Futures	03/22/23	(29)	USD	(3,895,063)	32,800

Net Unrealized Appreciation					$716,271

Swap Agreements

Centrally Cleared Credit Default Swaps on Sovereign Issues and Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/27	4.642%	USD	1,491,000	$76,051	$74,583	$1,468
CDX.EM.38.V1	(1.000%)	Quarterly	12/20/27	4.772%	USD	3,440,000	201,261	278,357	(77,096)

Totals							$277,312	$352,940	$(75,628)

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	(0.110%)	Monthly	05/25/46	JPMC	170.291%	USD	61,391	$4,502	$7,808	$(3,306)
PRIMEX.ARM.2 (e)	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	116,781	—	(235)	235

Totals								$4,502	$7,573	$(3,071)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	0.110%	Monthly	05/25/46	BBP	170.291%	USD	61,391	$(4,502)	$(1,532)	$(2,970)
PRIMEX.ARM.2 (e)	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	116,781	—	3,257	(3,257)

Totals								$(4,502)	$1,725	$(6,227)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(USD)—	United States Dollar

Index Abbreviations

(ABX.HE.PEN.AAA)—	Markit Asset-Backed Home Equity Penultimate AAA Rated Index
(CDX.EM)—	Markit Emerging Market CDS Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIMEX.ARM)—	Markit PrimeX Adjustable Rate Mortgage Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$635,056,720	$—	$—	$635,056,720
Total U.S. Treasury & Government Agencies*	—	275,904,410	—	275,904,410
Corporate Bonds & Notes
Aerospace/Defense	—	1,755,203	—	1,755,203
Agriculture	—	1,645,457	—	1,645,457
Apparel	—	858,903	—	858,903
Auto Manufacturers	—	180,936	—	180,936
Banks	—	25,482,665	0	25,482,665
Beverages	—	963,483	—	963,483
Biotechnology	—	1,438,605	—	1,438,605
Building Materials	—	1,376,381	—	1,376,381
Chemicals	—	389,599	—	389,599
Commercial Services	—	3,622,535	—	3,622,535
Computers	—	1,169,471	—	1,169,471
Cosmetics/Personal Care	—	440,626	—	440,626
Diversified Financial Services	—	2,384,385	—	2,384,385
Electric	—	10,767,370	—	10,767,370
Energy-Alternate Sources	—	835,273	—	835,273
Engineering & Construction	—	1,218,567	—	1,218,567
Entertainment	—	1,792,452	—	1,792,452
Environmental Control	—	1,132,262	—	1,132,262
Food	—	992,683	—	992,683
Gas	—	480,447	—	480,447
Healthcare-Products	—	3,385,164	—	3,385,164
Healthcare-Services	—	4,009,697	—	4,009,697
Home Builders	—	1,399,414	—	1,399,414
Insurance	—	3,092,669	—	3,092,669
Internet	—	2,327,363	—	2,327,363
Iron/Steel	—	545,485	—	545,485
Machinery-Diversified	—	382,291	—	382,291
Media	—	5,265,524	—	5,265,524
Mining	—	704,729	—	704,729
Office/Business Equipment	—	1,397,843	—	1,397,843
Oil & Gas	—	4,956,942	—	4,956,942
Packaging & Containers	—	1,176,143	—	1,176,143
Pharmaceuticals	—	242,892	—	242,892
Pipelines	—	3,794,029	—	3,794,029
Real Estate Investment Trusts	—	2,746,616	—	2,746,616
Retail	—	3,244,734	—	3,244,734
Semiconductors	—	3,050,380	—	3,050,380
Software	—	5,276,423	—	5,276,423

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Telecommunications	$—	$2,920,570	$—	$2,920,570
Tobacco	—	676,364	—	676,364
Trucking & Leasing	—	1,871,000	—	1,871,000
Total Corporate Bonds & Notes	—	111,393,575	0	111,393,575
Total Mortgage-Backed Securities*	—	60,034,843	—	60,034,843
Total Asset-Backed Securities*	—	45,270,481	—	45,270,481
Total Foreign Government*	—	14,904,918	—	14,904,918
Total Municipals*	—	6,649,489	—	6,649,489
Floating Rate Loans
Entertainment	—	54,140	—	54,140
Healthcare-Services	—	45	—	45
Oil & Gas	—	—	0	0
Total Floating Rate Loans	—	54,185	0	54,185
Total Short-Term Investment*	—	23,050,600	—	23,050,600
Securities Lending Reinvestments
Certificates of Deposit	—	9,003,669	—	9,003,669
Commercial Paper	—	3,000,540	—	3,000,540
Repurchase Agreements	—	35,251,218	—	35,251,218
Mutual Funds	19,000,000	—	—	19,000,000
Total Securities Lending Reinvestments	19,000,000	47,255,427	—	66,255,427
Total Investments	$654,056,720	$584,517,928	$0	$1,238,574,648

Collateral for Securities Loaned (Liability)	$—	$(66,251,218)	$—	$(66,251,218)
TBA Forward Sales Commitments	$—	$(10,130,602)	$—	$(10,130,602)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(181,542)	$—	$(181,542)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,254,509	$—	$—	$1,254,509
Futures Contracts (Unrealized Depreciation)	(538,238)	—	—	(538,238)
Total Futures Contracts	$716,271	$—	$—	$716,271
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,468	$—	$1,468
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(77,096)	—	(77,096)
Total Centrally Cleared Swap Contracts	$—	$(75,628)	$—	$(75,628)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$4,502	$0	$4,502
OTC Swap Contracts at Value (Liabilities)	—	(4,502)	0	(4,502)
Total OTC Swap Contracts	$—	$0	$0	$0

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,238,574,648
Cash denominated in foreign currencies (c)	50,418
OTC swap contracts at market value (d)	4,502
Receivable for:
Investments sold	774,317
TBA securities sold (e)	38,280,719
Fund shares sold	139,481
Principal paydowns	137,164
Dividends and interest	3,934,020
Interest on OTC swap contracts	106
Variation margin on futures contracts	585,181
Variation margin on centrally cleared swap contracts	488
Prepaid expenses	4,422

Total Assets	1,282,485,466
Liabilities
TBA Forward sales commitments, at value	10,130,602
OTC swap contracts at market value (f)	4,502
Unrealized depreciation on forward foreign currency exchange contracts	181,542
Collateral for securities loaned	66,251,218
Payables for:
Investments purchased	1,889,211
TBA securities purchased (e)	115,229,529
Fund shares redeemed	293,493
Interest on OTC swap contracts	103
Accrued Expenses:
Management fees	415,062
Distribution and service fees	13,091
Deferred trustees’ fees	153,620
Other expenses	346,624

Total Liabilities	194,908,597

Net Assets	$1,087,576,869

Net Assets Consist of:
Paid in surplus	$1,099,432,070
Distributable earnings (Accumulated losses)	(11,855,201)

Net Assets	$1,087,576,869

Net Assets
Class A	$1,018,767,660
Class B	46,619,088
Class E	22,190,121
Capital Shares Outstanding*
Class A	64,899,558
Class B	2,998,030
Class E	1,418,338
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.70
Class B	15.55
Class E	15.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,269,206,800.
(b)	Includes securities loaned at value of $74,809,475.
(c)	Identified cost of cash denominated in foreign currencies was $50,046.
(d)	Net premium paid on OTC swap contracts was $10,830.
(e)	Included within TBA securities sold is $22,906,068 related to TBA forward sale commitments and included within TBA securities purchased is $12,564,409 related to TBA forward sale commitments.
(f)	Net premium received on OTC swap contracts was $1,532.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$9,533,433
Interest	16,330,178
Securities lending income	112,455

Total investment income	25,976,066
Expenses
Management fees	5,568,977
Administration fees	68,039
Custodian and accounting fees	333,016
Distribution and service fees—Class B	135,814
Distribution and service fees—Class E	37,454
Audit and tax services	105,863
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	85,754
Insurance	10,025
Miscellaneous	18,228

Total expenses	6,417,825
Less management fee waiver	(344,422)
Less broker commission recapture	(6,078)

Net expenses	6,067,325

Net Investment Income	19,908,741

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(11,375,632)
Purchased options	(429,405)
Futures contracts	13,413,842
Written options	3,112,093
Swap contracts	(2,794,527)
Foreign currency transactions	(51,066)
Forward foreign currency transactions	1,201,456

Net realized gain (loss)	3,076,761

Net change in unrealized appreciation (depreciation) on:
Investments	(265,371,862)
Purchased options	449,494
Futures contracts	1,118,895
Written options	(139,461)
Swap contracts	48,717
Foreign currency transactions	28,582
Forward foreign currency transactions	(27,620)

Net change in unrealized appreciation (depreciation)	(263,893,255)

Net realized and unrealized gain (loss)	(260,816,494)

Net Increase (Decrease) in Net Assets From Operations	$(240,907,753)

(a)	Net of foreign withholding taxes of $17,506.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$19,908,741	$17,008,057
Net realized gain (loss)	3,076,761	167,105,159
Net change in unrealized appreciation (depreciation)	(263,893,255)	1,470,687

Increase (decrease) in net assets from operations	(240,907,753)	185,583,903

From Distributions to Shareholders
Class A	(170,597,556)	(137,177,586)
Class B	(8,145,507)	(7,007,468)
Class E	(3,761,228)	(3,169,014)

Total distributions	(182,504,291)	(147,354,068)

Increase (decrease) in net assets from capital share transactions	68,943,431	25,952,317

Total increase (decrease) in net assets	(354,468,613)	64,182,152

Net Assets
Beginning of period	1,442,045,482	1,377,863,330

End of period	$1,087,576,869	$1,442,045,482

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	618,714	$11,293,388	1,084,990	$24,614,036
Reinvestments	10,985,033	170,597,556	6,489,006	137,177,586
Redemptions	(6,264,482)	(112,205,209)	(5,974,200)	(133,543,967)

Net increase (decrease)	5,339,265	$69,685,735	1,599,796	$28,247,655

Class B
Sales	244,529	$4,103,463	184,986	$4,135,002
Reinvestments	528,586	8,145,507	334,007	7,007,468
Redemptions	(788,172)	(13,793,307)	(578,593)	(12,827,487)

Net increase (decrease)	(15,057)	$(1,544,337)	(59,600)	$(1,685,017)

Class E
Sales	23,311	$406,499	20,590	$459,707
Reinvestments	242,817	3,761,228	150,333	3,169,014
Redemptions	(189,557)	(3,365,694)	(190,913)	(4,239,042)

Net increase (decrease)	76,571	$802,033	(19,990)	$(610,321)

Increase (decrease) derived from capital shares transactions		$68,943,431		$25,952,317

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.57	$22.09	$20.12	$17.82	$20.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30	0.27	0.31	0.36	0.37
Net realized and unrealized gain (loss)	(4.19)	2.66	3.02	3.58	(1.02)

Total income (loss) from investment operations	(3.89)	2.93	3.33	3.94	(0.65)

Less Distributions
Distributions from net investment income	(0.34)	(0.43)	(0.46)	(0.44)	(0.36)
Distributions from net realized capital gains	(2.64)	(2.02)	(0.90)	(1.20)	(1.55)

Total distributions	(2.98)	(2.45)	(1.36)	(1.64)	(1.91)

Net Asset Value, End of Period	$15.70	$22.57	$22.09	$20.12	$17.82

Total Return (%) (b)	(17.08)	14.02	17.72	22.99	(3.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.51	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c) (d)	0.49	0.48	0.50	0.50	0.50
Ratio of net investment income (loss) to average net assets (%)	1.67	1.21	1.57	1.88	1.89
Portfolio turnover rate (%)	214 (e)	250 (e)	298 (e)	322 (e)	341 (e)
Net assets, end of period (in millions)	$1,018.8	$1,344.5	$1,280.5	$1,179.3	$1,050.5

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.37	$21.92	$19.97	$17.69	$20.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.21	0.26	0.31	0.32
Net realized and unrealized gain (loss)	(4.15)	2.64	3.00	3.56	(1.01)

Total income (loss) from investment operations	(3.90)	2.85	3.26	3.87	(0.69)

Less Distributions
Distributions from net investment income	(0.28)	(0.38)	(0.41)	(0.39)	(0.31)
Distributions from net realized capital gains	(2.64)	(2.02)	(0.90)	(1.20)	(1.55)

Total distributions	(2.92)	(2.40)	(1.31)	(1.59)	(1.86)

Net Asset Value, End of Period	$15.55	$22.37	$21.92	$19.97	$17.69

Total Return (%) (b)	(17.31)	13.73	17.45	22.72	(4.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.76	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (c) (d)	0.74	0.73	0.75	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	1.41	0.96	1.32	1.63	1.64
Portfolio turnover rate (%)	214 (e)	250 (e)	298 (e)	322 (e)	341 (e)
Net assets, end of period (in millions)	$46.6	$67.4	$67.3	$63.9	$57.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.50	$22.03	$20.07	$17.77	$20.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.27	0.24	0.28	0.33	0.34
Net realized and unrealized gain (loss)	(4.18)	2.65	3.01	3.58	(1.02)

Total income (loss) from investment operations	(3.91)	2.89	3.29	3.91	(0.68)

Less Distributions
Distributions from net investment income	(0.30)	(0.40)	(0.43)	(0.41)	(0.33)
Distributions from net realized capital gains	(2.64)	(2.02)	(0.90)	(1.20)	(1.55)

Total distributions	(2.94)	(2.42)	(1.33)	(1.61)	(1.88)

Net Asset Value, End of Period	$15.65	$22.50	$22.03	$20.07	$17.77

Total Return (%) (b)	(17.26)	13.86	17.53	22.85	(3.88)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.66	0.68	0.68	0.68
Net ratio of expenses to average net assets (%) (c) (d)	0.64	0.63	0.65	0.65	0.65
Ratio of net investment income (loss) to average net assets (%)	1.52	1.06	1.42	1.73	1.74
Portfolio turnover rate (%)	214 (e)	250 (e)	298 (e)	322 (e)	341 (e)
Net assets, end of period (in millions)	$22.2	$30.2	$30.0	$29.0	$27.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2022 through 2018. (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 57%, 62%, 77%, 60%, and 62% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”). A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2022, the Portfolio did not have any unfunded loan commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $23,050,600. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $35,251,218. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(46,231,811)	$—	$—	$—	$(46,231,811)
Corporate Bonds & Notes	(3,709,066)	—	—	—	(3,709,066)
Foreign Government	(173,428)	—	—	—	(173,428)
U.S. Treasury & Government Agencies	(16,136,913)	—	—	—	(16,136,913)
Total Borrowings	$(66,251,218)	$—	$—	$—	$(66,251,218)
Gross amount of recognized liabilities for securities lending transactions					$(66,251,218)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$1,254,509	Unrealized depreciation on futures contracts (a) (b)	$357,287
Credit	OTC swap contracts at market value (c)	4,502	OTC swap contracts at market value (c)	4,502
	Unrealized appreciation on centrally cleared swap contracts (a) (d)	1,468	Unrealized depreciation on centrally cleared swap contracts (a) (d)	77,096
Equity			Unrealized depreciation on futures contracts (a) (b)	180,951
Foreign Exchange			Unrealized depreciation on forward foreign currency exchange contracts	181,542

Total		$1,260,479		$801,378

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest receivable of $106 and OTC swap interest payable of $103.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$4,502	$—	$—	$4,502

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$163,363	$—	$(9,004)	$154,359
Goldman Sachs International	22,681	—	(22,681)	—

	$186,044	$—	$(31,685)	$154,359

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(429,405)	$—	$—	$—	$(429,405)
Forward foreign currency transactions	—	—	—	1,201,456	1,201,456
Futures contracts	13,359,459	—	54,383	—	13,413,842
Swap contracts	11,949	(2,806,476)	—	—	(2,794,527)
Written options	(83,725)	3,195,818	—	—	3,112,093

	$12,858,278	$389,342	$54,383	$1,201,456	$14,503,459

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$449,494	$—	$—	$—	$449,494
Forward foreign currency transactions	—	—	—	(27,620)	(27,620)
Futures contracts	1,299,846	—	(180,951)	—	1,118,895
Swap contracts	—	48,717	—	—	48,717
Written options	(139,461)	—	—	—	(139,461)

	$1,609,879	$48,717	$(180,951)	$(27,620)	$1,450,025

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$20,202,274
Futures contracts long	68,552,349
Futures contracts short	(108,851,260)
Swap contracts	6,764,786
Written options	(118,948,182)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The

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Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,281,716,483	$498,390,193	$2,281,313,091	$634,096,814

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$2,099,296,319	$2,131,402,913

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Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $274,738 in purchases of investments which are included above and $111,479 in sales of investments, which are included above, and resulted in net realized loss of $104,833.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$5,568,977	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 30, 2021 to April 29, 2022. There were no fees waived during the year ended December 31, 2022.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $344,422 was waived in the aggregate for the year ended December 31, 2022 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of

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Notes to Financial Statements—December 31, 2022—(Continued)

average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,282,415,790

Gross unrealized appreciation	95,451,093
Gross unrealized (depreciation)	(139,621,253)

Net unrealized appreciation (depreciation)	$(44,170,160)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$62,446,712	$54,565,035	$120,057,579	$92,789,033	$182,504,291	$147,354,068

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,884,381	$8,365,261	$(43,951,223)	$—	$(11,701,581)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in

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Notes to Financial Statements—December 31, 2022—(Continued)

this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Wellington Balanced Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Balanced Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net asset for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Balanced Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

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Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

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Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse/Wellington Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) & Bloomberg U.S. Aggregate Bond Index (40%), for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned -5.08%, -5.31%, and -5.21%, respectively. The Portfolio’s benchmark, the Russell 1000 Index¹, returned -19.13%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2022, U.S. equities registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the Federal Reserve (the “Fed”) drove the S&P 500 Index into correction territory in February. In March, the Fed raised interest rates by 25 basis points (“bps”), lifted its 2022 core inflation forecast to 4.1%, and cut its 2022 Gross Domestic Product (“GDP”) growth forecast to 2.8%.

In the second quarter of 2022, U.S. equities fell sharply during a volatile quarter. Rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of recession. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. The Fed responded to the larger-than-expected increase in prices by accelerating its pace of interest-rate hikes to 75 bps in June, following a 50 bps increase in May.

In the third quarter of 2022, U.S. equities fell as risk sentiment deteriorated on fears that aggressive interest-rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Stocks suffered steep losses in September after a larger-than-expected rise in core consumer prices showed that inflation continued to mount across broad areas of the economy. As expected, the Fed raised interest rates by 75 bps in September—the third-straight increase of this magnitude.

U.S. equities rallied in the fourth quarter. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 50 bps, snapping a streak of four consecutive hikes of 75 bps. However, the Fed’s Summary of Economic Projections in December indicated a more hawkish outlook compared to its September forecast.

Within the S&P 500 Index, 9 of the 11 sectors declined for the twelve months ended December 31, 2022. Communication Services (-39.9%) and Consumer Discretionary (-37.0%) were the worst performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Index (the “Index”), for the twelve-month period ended December 31, 2022. Stock selection drove relative outperformance. Strong selection in Industrials, Consumer Discretionary, and Information Technology (“IT”) was partially offset by weak selection in Consumer Staples and Materials. Sector allocation, a result of the bottom-up stock selection process, also contributed to relative performance due to underweight allocations to Communication Services and IT and an overweight allocation to Consumer Staples. This was partially offset by a lack of exposure to Energy and Utilities.

The Portfolio’s overweight exposure to Northrop Grumman (Industrials) and TJX Companies (Consumer Discretionary), as well as its lack of exposure to benchmark constituent Amazon.com (Consumer Discretionary) were among the top relative contributors during the period. Shares of U.S.-based aerospace and defense company Northrop Grumman rose on strength in the industry as the Russia-Ukraine conflict led to increased military spending. Like its peers, growth was moderating as the B-21 and F-35 programs have plateaued, and the government is shifting from unmanned aerospace platforms to space platforms which take time to develop. The company was maintained a positive outlook as it continued to benefit from defense spending related to the Russia-Ukraine conflict. Shares of TJX Companies rose over the period due to solid demand combined with good buying opportunities as traditional retailers continued to experience inventory challenges. Management remained focused on future profitability and their long-term goal to be a $60 billion revenue company. At the end of the period, the Portfolio continued to hold positions in Northrup Grumman and TJX Companies.

The Portfolio’s overweight positions in Ecolab (Materials) and Baxter International (Health Care), as well as its lack of exposure to benchmark constituent Exxon Mobil (Energy) were among the top relative detractors during the period. Shares of U.S.-based chemical company Ecolab fell when growth stocks traded down after a strong run in 2021. The company grappled with inflation and the impact of supply chain disruptions. Logistics and labor costs have also been an issue. Baxter International underperformed in 2022 primarily because of continued inflationary pressures due to higher raw material costs, overhead costs, and difficulty securing critical components, specifically chips, due to chip shortages. At the end of the period, the Portfolio held positions in Ecolab and Baxter International.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

At of the end of the period, the Portfolio was most overweight in the Industrials and Consumer Staples sectors and most underweight in the IT and Communication Services sectors.

Donald J. Kilbride

Peter Fisher

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	-5.08	11.45	12.78
Class B	-5.31	11.17	12.50
Class E	-5.21	11.28	12.61
Russell 1000 Index	-19.13	9.13	12.38

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
TJX Cos., Inc. (The)	4.1
UnitedHealth Group, Inc.	4.0
Northrop Grumman Corp.	3.6
Honeywell International, Inc.	3.5
NIKE, Inc. - Class B	3.3
Stryker Corp.	3.2
Colgate-Palmolive Co.	3.2
McDonald’s Corp.	3.0
PepsiCo, Inc.	2.9
Procter & Gamble Co. (The)	2.9

Top Sectors

% of Net Assets
Industrials	21.4
Health Care	18.6
Consumer Staples	15.3
Information Technology	14.3
Consumer Discretionary	12.2
Financials	8.5
Materials	4.9
Real Estate	2.7

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.58%	$1,000.00	$1,068.50	$3.02
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B (a)	Actual	0.83%	$1,000.00	$1,067.10	$4.32
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E (a)	Actual	0.73%	$1,000.00	$1,067.80	$3.80
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—10.5%
General Dynamics Corp.	334,154	$82,906,949
Lockheed Martin Corp.	109,406	53,224,925
Northrop Grumman Corp.	205,885	112,332,915
Raytheon Technologies Corp.	823,626	83,120,336

		331,585,125

Air Freight & Logistics—2.0%
United Parcel Service, Inc. - Class B	355,218	61,751,097

Banks—1.2%
PNC Financial Services Group, Inc. (The)	240,031	37,910,496

Beverages—7.3%
Coca-Cola Co. (The)	1,238,718	78,794,852
Diageo plc	1,318,023	58,202,957
PepsiCo, Inc.	512,215	92,536,762

		229,534,571

Chemicals—4.9%
Ecolab, Inc.	474,171	69,020,331
Linde plc	266,507	86,929,253

		155,949,584

Consumer Finance—1.9%
American Express Co.	413,848	61,146,042

Equity Real Estate Investment Trusts—2.7%
American Tower Corp.	214,665	45,478,927
Public Storage	143,376	40,172,521

		85,651,448

Food & Staples Retailing—1.9%
Costco Wholesale Corp.	131,448	60,006,012

Health Care Equipment & Supplies—6.7%
Baxter International, Inc.	996,057	50,769,026
Medtronic plc	760,857	59,133,806
Stryker Corp.	414,888	101,435,967

		211,338,799

Health Care Providers & Services—4.0%
UnitedHealth Group, Inc.	237,968	126,165,874

Hotels, Restaurants & Leisure—3.0%
McDonald’s Corp.	359,717	94,796,221

Household Products—6.1%
Colgate-Palmolive Co.	1,278,177	100,707,566
Procter & Gamble Co. (The)	608,170	92,174,245

		192,881,811

Industrial Conglomerates—3.5%
Honeywell International, Inc.	521,725	111,805,668

Insurance—5.3%
Chubb, Ltd.	365,579	80,646,727
Marsh & McLennan Cos., Inc.	528,287	87,420,933

		168,067,660

IT Services—9.4%
Accenture plc - Class A	274,853	73,341,774
Automatic Data Processing, Inc.	248,556	59,370,086
MasterCard, Inc. - Class A	223,883	77,850,836
Visa, Inc. - Class A	413,209	85,848,302

		296,410,998

Life Sciences Tools & Services—2.4%
Danaher Corp.	287,362	76,271,622

Machinery—1.2%
Deere & Co.	85,049	36,465,609

Pharmaceuticals—5.5%
Johnson & Johnson	496,772	87,754,774
Merck & Co., Inc.	471,540	52,317,363
Pfizer, Inc.	662,816	33,962,692

		174,034,829

Road & Rail—4.3%
Canadian National Railway Co.	548,367	65,139,844
Union Pacific Corp.	343,215	71,069,530

		136,209,374

Semiconductors & Semiconductor Equipment—2.3%
Texas Instruments, Inc.	438,379	72,428,978

Software—2.6%
Microsoft Corp.	344,804	82,690,895

Specialty Retail—5.9%
Home Depot, Inc. (The)	189,165	59,749,657
TJX Cos., Inc. (The)	1,607,815	127,982,074

		187,731,731

Textiles, Apparel & Luxury Goods—3.3%
NIKE, Inc. - Class B	892,409	104,420,777

Total Common Stocks (Cost $2,273,723,912)		3,095,255,221

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (a) (b) (c) (Cost $0)	5,844,000	0

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investments—2.1%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $24,666,316; collateralized by U.S. Treasury Note at 2.000%, maturing 04/30/24, with a market value of $25,154,659.	$24,661,384	$24,661,384

U.S. Treasury—1.3%
U.S. Treasury Bills 3.523%, 01/10/23 (d)	11,265,000	11,257,076
3.643%, 01/12/23 (d)	30,470,000	30,443,548

		41,700,624

Total Short-Term Investments (Cost $66,349,073)		66,362,008

Total Investments—100.0% (Cost $2,340,072,985)		3,161,617,229
Other assets and liabilities (net)—0.0%		(1,173,567)

Net Assets—100.0%		$3,160,443,662

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	The rate shown represents current yield to maturity.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$331,585,125	$—	$—	$331,585,125
Air Freight & Logistics	61,751,097	—	—	61,751,097
Banks	37,910,496	—	—	37,910,496
Beverages	171,331,614	58,202,957	—	229,534,571
Chemicals	155,949,584	—	—	155,949,584
Consumer Finance	61,146,042	—	—	61,146,042
Equity Real Estate Investment Trusts	85,651,448	—	—	85,651,448
Food & Staples Retailing	60,006,012	—	—	60,006,012
Health Care Equipment & Supplies	211,338,799	—	—	211,338,799
Health Care Providers & Services	126,165,874	—	—	126,165,874
Hotels, Restaurants & Leisure	94,796,221	—	—	94,796,221
Household Products	192,881,811	—	—	192,881,811
Industrial Conglomerates	111,805,668	—	—	111,805,668
Insurance	168,067,660	—	—	168,067,660
IT Services	296,410,998	—	—	296,410,998
Life Sciences Tools & Services	76,271,622	—	—	76,271,622
Machinery	36,465,609	—	—	36,465,609
Pharmaceuticals	174,034,829	—	—	174,034,829
Road & Rail	136,209,374	—	—	136,209,374
Semiconductors & Semiconductor Equipment	72,428,978	—	—	72,428,978
Software	82,690,895	—	—	82,690,895
Specialty Retail	187,731,731	—	—	187,731,731
Textiles, Apparel & Luxury Goods	104,420,777	—	—	104,420,777
Total Common Stocks	3,037,052,264	58,202,957	—	3,095,255,221
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	66,362,008	—	66,362,008
Total Investments	$3,037,052,264	$124,564,965	$—	$3,161,617,229

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$3,161,617,229
Receivable for:
Fund shares sold	207,420
Dividends and interest	3,439,202
Prepaid expenses	12,529

Total Assets	3,165,276,380
Liabilities
Payables for:
Fund shares redeemed	2,596,695
Accrued Expenses:
Management fees	1,532,241
Distribution and service fees	206,230
Deferred trustees’ fees	221,996
Other expenses	275,556

Total Liabilities	4,832,718

Net Assets	$3,160,443,662

Net Assets Consist of:
Paid in surplus	$1,971,211,414
Distributable earnings (Accumulated losses)	1,189,232,248

Net Assets	$3,160,443,662

Net Assets
Class A	$1,961,305,227
Class B	592,505,973
Class E	606,632,462
Capital Shares Outstanding*
Class A	65,180,833
Class B	20,126,083
Class E	20,488,828
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$30.09
Class B	29.44
Class E	29.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,340,072,985.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$65,321,814
Interest	738,941
Securities lending income	51,506

Total investment income	66,112,261
Expenses
Management fees	24,031,234
Administration fees	134,806
Custodian and accounting fees	172,326
Distribution and service fees—Class B	1,560,866
Distribution and service fees—Class E	973,383
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	141,607
Insurance	28,235
Miscellaneous	28,776

Total expenses	27,172,240
Less management fee waiver	(5,065,333)
Less broker commission recapture	(5,051)

Net expenses	22,101,856

Net Investment Income	44,010,405

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	326,274,164
Foreign currency transactions	(78,591)

Net realized gain (loss)	326,195,573

Net change in unrealized appreciation (depreciation) on:
Investments	(582,155,104)
Foreign currency transactions	(175)

Net change in unrealized appreciation (depreciation)	(582,155,279)

Net realized and unrealized gain (loss)	(255,959,706)

Net Increase (Decrease) in Net Assets From Operations	$(211,949,301)

(a)	Net of foreign withholding taxes of $197,254.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$44,010,405	$47,264,680
Net realized gain (loss)	326,195,573	616,509,372
Net change in unrealized appreciation (depreciation)	(582,155,279)	203,853,951

Increase (decrease) in net assets from operations	(211,949,301)	867,628,003

From Distributions to Shareholders
Class A	(412,092,119)	(159,804,681)
Class B	(121,585,608)	(45,124,383)
Class E	(126,579,004)	(47,870,528)

Total distributions	(660,256,731)	(252,799,592)

Increase (decrease) in net assets from capital share transactions	48,739,274	(515,681,268)

Total increase (decrease) in net assets	(823,466,758)	99,147,143

Net Assets
Beginning of period	3,983,910,420	3,884,763,277

End of period	$3,160,443,662	$3,983,910,420

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	854,954	$27,994,700	805,194	$29,290,433
Reinvestments	14,850,166	412,092,119	4,530,895	159,804,681
Redemptions	(12,870,892)	(427,755,158)	(15,512,530)	(582,523,030)

Net increase (decrease)	2,834,228	$12,331,661	(10,176,441)	$(393,427,916)

Class B
Sales	1,081,109	$34,540,702	961,710	$34,298,318
Reinvestments	4,471,703	121,585,608	1,301,164	45,124,383
Redemptions	(3,922,671)	(128,404,388)	(3,884,625)	(140,942,045)

Net increase (decrease)	1,630,141	$27,721,922	(1,621,751)	$(61,519,344)

Class E
Sales	307,168	$9,997,053	624,658	$21,548,681
Reinvestments	4,631,504	126,579,004	1,374,405	47,870,528
Redemptions	(3,866,190)	(127,890,366)	(3,583,255)	(130,153,217)

Net increase (decrease)	1,072,482	$8,685,691	(1,584,192)	$(60,734,008)

Increase (decrease) derived from capital shares transactions		$48,739,274		$(515,681,268)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$39.97	$34.36	$35.51	$30.01	$32.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.45	0.47	0.49	0.52	0.50
Net realized and unrealized gain (loss)	(3.09)	7.60	2.66	8.43	(0.45)

Total income (loss) from investment operations	(2.64)	8.07	3.15	8.95	0.05

Less Distributions
Distributions from net investment income	(0.54)	(0.53)	(0.56)	(0.57)	(0.58)
Distributions from net realized capital gains	(6.70)	(1.93)	(3.74)	(2.88)	(1.76)

Total distributions	(7.24)	(2.46)	(4.30)	(3.45)	(2.34)

Net Asset Value, End of Period	$30.09	$39.97	$34.36	$35.51	$30.01

Total Return (%) (b)	(5.08)	24.43	11.27	30.94	(0.09)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.72	0.73	0.72	0.72
Net ratio of expenses to average net assets (%) (c) (d)	0.58	0.57	0.58	0.58	0.57
Ratio of net investment income (loss) to average net assets (%)	1.37	1.27	1.53	1.54	1.54
Portfolio turnover rate (%)	10	15	15	16	22
Net assets, end of period (in millions)	$1,961.3	$2,492.0	$2,492.1	$2,457.8	$2,225.6

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$39.25	$33.79	$34.99	$29.60	$31.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.37	0.41	0.43	0.41
Net realized and unrealized gain (loss)	(3.03)	7.47	2.60	8.32	(0.44)

Total income (loss) from investment operations	(2.67)	7.84	3.01	8.75	(0.03)

Less Distributions
Distributions from net investment income	(0.44)	(0.45)	(0.47)	(0.48)	(0.50)
Distributions from net realized capital gains	(6.70)	(1.93)	(3.74)	(2.88)	(1.76)

Total distributions	(7.14)	(2.38)	(4.21)	(3.36)	(2.26)

Net Asset Value, End of Period	$29.44	$39.25	$33.79	$34.99	$29.60

Total Return (%) (b)	(5.31)	24.11	10.97	30.64	(0.35)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.97	0.98	0.97	0.97
Net ratio of expenses to average net assets (%) (c) (d)	0.83	0.82	0.83	0.83	0.82
Ratio of net investment income (loss) to average net assets (%)	1.12	1.02	1.28	1.29	1.29
Portfolio turnover rate (%)	10	15	15	16	22
Net assets, end of period (in millions)	$592.5	$726.0	$679.8	$681.3	$601.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$39.44	$33.94	$35.13	$29.71	$32.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.40	0.41	0.44	0.46	0.44
Net realized and unrealized gain (loss)	(3.05)	7.50	2.62	8.36	(0.44)

Total income (loss) from investment operations	(2.65)	7.91	3.06	8.82	0.00

Less Distributions
Distributions from net investment income	(0.48)	(0.48)	(0.51)	(0.52)	(0.53)
Distributions from net realized capital gains	(6.70)	(1.93)	(3.74)	(2.88)	(1.76)

Total distributions	(7.18)	(2.41)	(4.25)	(3.40)	(2.29)

Net Asset Value, End of Period	$29.61	$39.44	$33.94	$35.13	$29.71

Total Return (%) (b)	(5.21)	24.23	11.08	30.77	(0.25)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.87	0.88	0.87	0.87
Net ratio of expenses to average net assets (%) (c) (d)	0.73	0.72	0.73	0.73	0.72
Ratio of net investment income (loss) to average net assets (%)	1.22	1.12	1.38	1.39	1.39
Portfolio turnover rate (%)	10	15	15	16	22
Net assets, end of period (in millions)	$606.6	$765.8	$712.8	$717.9	$653.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2022 through 2018. (see Note 5 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $24,661,384, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

As of December 31,2022, there were no securities on loan.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID- 19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$345,111,004	$0	$947,086,040

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $3,169,083 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$24,031,234	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 were $4,035,223 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $1,030,110 was waived in the aggregate for the year ended December 31, 2022 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,342,246,509

Gross unrealized appreciation	877,082,710
Gross unrealized (depreciation)	(57,711,990)

Net unrealized appreciation (depreciation)	$819,370,720

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$53,836,793	$52,327,852	$606,419,938	$200,471,740	$660,256,731	$252,799,592

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$43,562,331	$326,520,601	$819,371,312	$—	$1,189,454,244

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Wellington Core Equity Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Core Equity Opportunities Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse/Wellington Core Equity Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Universe median, the Expense Group median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B, D and E shares of the Frontier Mid Cap Growth Portfolio returned -28.15%, -28.33%, -28.21%, and -28.25%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned -26.72%.

MARKET ENVIRONMENT/CONDITIONS

Equities fell sharply as the U.S. economy transitioned from a robust recovery to a steep slowdown, accelerated by rising interest rates and a screeching inventory adjustment. The market decline was front-loaded as the U.S. Gross Domestic Product registered two consecutive quarters of negative growth to start the year. At the same time, the Russia-Ukraine conflict worsened the already high inflation outlook. The Federal Reserve Bank (the “Fed”) responded with one of the steepest interest rate increases in history, clobbering equity valuations and sending stocks to their worst first-half return in over fifty years. Growth stocks bore the brunt of rising interest rates as investors marked down the present value of distant future earnings while bidding up shares of commodity producers and seeking refuge in Consumer Staples and Utilities.

Stocks stabilized as the year progressed following a dismal first half. Oversold conditions and hopes of peak inflation led to brisk rallies that fizzled amid a drumbeat of hawkish Fed commentary. Yet, the inflation backdrop improved considerably approaching year end on cooling commodity prices, easing supply chain issues and early signs of a loosening labor market. Stocks rallied in response in the year’s final months, snapping a three-quarter losing streak to end the year on a positive note even though investors worried about a looming recession.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Growth Index due to a mix of unfavorable stock selection and adverse sector allocation. Our combined underweight position (3% vs. 6%) in the top performing Energy and Consumer Staples sectors detracted from performance, accounting for more than the entire annual shortfall as investors reached for an inflation hedge on one hand and safety on the other. The Energy sector gained 58% as prices spiked partly due to the supply disruptions from the Russia-Ukraine conflict.

In terms of stock selection, the primary detractors were in the Financials sector, followed by Energy and Information Technology (“IT”), while Industrials and Health Care were notable contributors. Our investments exposed to alternative asset managers underperformed in the face of rising interest rates, turning some of the biggest previous-year winners into loss leaders. SVB Financial Group fell due to slowing deposit growth and margin contraction. The bank experienced elevated outflows as private companies ate into their balances amid a paucity of venture funding, forcing SVB to seek higher-cost capital. Private Equity firm KKR & Co. declined due to moderating asset growth and a slowdown in deal activity. There are early signs of improving fundamentals in both companies, and they trade at a significant discount to their earnings potential. Permian-based oil and gas producer SM Energy declined on weaker-than-expected cash flow and disappointing oil production guidance for the fourth quarter. We view both of these issues as short-term noise, given that SM Energy achieved its financial leverage target a quarter earlier than expected. The company plans to return most of its free cash flow to shareholders in 2023 and beyond. Oil and gas producer Coterra Energy retreated on an inventory write-down in the Marcellus region following a string of strong quarterly results. While the company does not expect any changes to its cash flow and operating results over the next five years, we lowered our estimate of its earnings multiple and reduced our holding size. In IT, payment processor Block fell on deteriorating sentiment around Bitcoin and Buy-Now-Pay-Later lenders, while recession fears dented the growth outlook in its payments segment. Yet, its cash app continues to exceed investors’ expectations, and Bitcoin remains an immaterial part of its overall business, enabling the company to post better-than-expected results. Semiconductor supplier Marvell Technology experienced slowing demand for data center chips as its customers reduced orders due to easing supply constraints.

In Industrials, the Portfolio benefited from owning companies critical to electrical grid modernization and service providers with solid pricing power. Engineering services company Quanta Services profited from higher spending on 5G telecom and electrical grid hardening projects. Its acquisition of Blattner Holding, one of the largest utility-scale renewable energy providers and the acquistion of engineering and contract services provider KBR outperformed as investors gravitated toward its recurring government-related work. Its clean-energy project outlook also improved with higher commodity prices and a constructive regulatory backdrop. Stock selection in Health Care benefited from favorable mergers and acquisitions activity. Home health services provider Signify Health and rare-diseases pharmaceutical provider Horizon Therapeutics signed agreements to be acquired at premiums of 78% and 48%, respectively.

During the period, we increased our exposure to Energy, Industrials and Health Care while reducing Consumer Discretionary and IT weightings. We added traditional oil and gas producers and alternative energy holdings. In Industrials, we bought professional services providers with recurring-revenue business models that traded at a steep discount to their earnings power during the market selloff. We reduced our genetic sequencing-related holdings in Health Care and added to managed care companies. Within Consumer Discretionary, we reallocated capital from apparel and home goods to value retailers and auto parts suppliers. Similarly, we exited some of our smaller software positions in IT while opportunistically buying services companies. At period end, the Portfolio was overweight Health Care and

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

Financials with a focus on managed care providers and alternative asset managers. The Portfolio had no holdings in the Consumer Staples and Real Estate sectors, as stocks remained expensive compared to their growth prospects.

Christopher J. Scarpa

Ravi Dabas

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	-28.15	6.39	10.57
Class B	-28.33	6.13	10.30
Class D	-28.21	6.28	10.46
Class E	-28.25	6.23	10.41
Russell Midcap Growth Index	-26.72	7.64	11.41

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Aon plc - Class A	3.6
Cintas Corp.	2.6
Palo Alto Networks, Inc.	2.5
Fair Isaac Corp.	2.5
Agilent Technologies, Inc.	2.4
EPAM Systems, Inc.	2.3
KKR & Co., Inc.	2.0
Mattel, Inc.	2.0
Planet Fitness, Inc. - Class A	1.9
KBR, Inc.	1.9

Top Sectors

% of Net Assets
Information Technology	27.8
Health Care	21.8
Consumer Discretionary	16.3
Industrials	15.0
Financials	12.1
Energy	3.1
Materials	1.8
Communication Services	1.6

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.71%	$1,000.00	$1,048.30	$3.67
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$1,047.20	$4.95
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

Class D (a)	Actual	0.81%	$1,000.00	$1,048.00	$4.18
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E (a)	Actual	0.86%	$1,000.00	$1,047.20	$4.44
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Banks—1.2%
SVB Financial Group (a)	52,812	$12,154,154

Biotechnology—1.9%
BioMarin Pharmaceutical, Inc. (a)	64,167	6,640,643
Exact Sciences Corp. (a) (b)	89,161	4,414,361
Sarepta Therapeutics, Inc. (a) (b)	56,599	7,334,098

		18,389,102

Building Products—1.2%
Builders FirstSource, Inc. (a) (b)	180,818	11,731,472

Capital Markets—5.6%
KKR & Co., Inc.	423,834	19,674,374
LPL Financial Holdings, Inc.	53,281	11,517,754
Moody’s Corp.	22,249	6,199,016
MSCI, Inc. (b)	38,123	17,733,676

		55,124,820

Chemicals—1.0%
Sherwin-Williams Co. (The)	39,290	9,324,696

Commercial Services & Supplies—4.3%
Cintas Corp.	56,385	25,464,594
Waste Connections, Inc.	121,481	16,103,521

		41,568,115

Communications Equipment—1.5%
Arista Networks, Inc. (a)	122,749	14,895,591

Construction & Engineering—2.7%
MasTec, Inc. (a) (b)	135,963	11,601,723
Quanta Services, Inc. (b)	106,729	15,208,882

		26,810,605

Diversified Consumer Services—0.7%
Bright Horizons Family Solutions, Inc. (a)	106,624	6,727,974

Diversified Financial Services—1.6%
Apollo Global Management, Inc.	244,557	15,600,291

Electrical Equipment—1.5%
Array Technologies, Inc. (a) (b)	504,597	9,753,860
Shoals Technologies Group, Inc.—Class A (a) (b)	194,484	4,797,920

		14,551,780

Electronic Equipment, Instruments & Components—0.7%
Amphenol Corp. - Class A	95,384	7,262,538

Entertainment—0.7%
Live Nation Entertainment, Inc. (a)	96,811	6,751,599

Health Care Equipment & Supplies—10.7%
Alcon, Inc. (b)	140,257	9,614,617
Align Technology, Inc. (a)	28,129	5,932,406
DexCom, Inc. (a)	148,066	16,766,994

Health Care Equipment & Supplies—Continued)
Edwards Lifesciences Corp. (a)	49,138	3,666,186
Hologic, Inc. (a)	202,038	15,114,463
IDEXX Laboratories, Inc. (a)	26,031	10,619,607
Inspire Medical Systems, Inc. (a) (b)	44,462	11,199,089
Insulet Corp. (a)	44,942	13,230,475
Novocure, Ltd. (a) (b)	52,902	3,880,362
ResMed, Inc.	15,342	3,193,130
Teleflex, Inc. (b)	46,560	11,622,773

		104,840,102

Health Care Providers & Services—4.4%
Humana, Inc.	34,288	17,561,971
Molina Healthcare, Inc. (a)	22,210	7,334,186
Signify Health, Inc. - Class A (a) (b)	629,026	18,027,885

		42,924,042

Health Care Technology—1.3%
Veeva Systems, Inc. - Class A (a)	79,224	12,785,169

Hotels, Restaurants & Leisure—5.4%
Caesars Entertainment, Inc. (a)	373,698	15,545,837
Chipotle Mexican Grill, Inc. (a) (b)	7,616	10,567,124
Darden Restaurants, Inc.	54,057	7,477,705
Planet Fitness, Inc. - Class A (a)	240,273	18,933,512

		52,524,178

Insurance—3.6%
Aon plc - Class A	118,375	35,529,073

Internet & Direct Marketing Retail—0.5%
Chewy, Inc. - Class A (a) (b)	133,136	4,936,683

IT Services—6.4%
Block, Inc. (a)	112,939	7,097,087
EPAM Systems, Inc. (a)	68,523	22,457,728
Genpact, Ltd.	323,256	14,973,218
Global Payments, Inc.	118,865	11,805,672
Okta, Inc. (a) (b)	96,074	6,564,736

		62,898,441

Leisure Products—2.0%
Mattel, Inc. (a) (b)	1,078,496	19,240,369

Life Sciences Tools & Services—3.0%
Agilent Technologies, Inc.	157,964	23,639,312
Illumina, Inc. (a)	29,068	5,877,550

		29,516,862

Metals & Mining—0.9%
ATI, Inc. (a) (b)	289,733	8,651,427

Multiline Retail—1.7%
Dollar General Corp.	66,432	16,358,880

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—3.1%
Coterra Energy, Inc. (b)	663,725	$16,307,723
SM Energy Co. (b)	392,806	13,681,433

		29,989,156

Pharmaceuticals—0.5%
Catalent, Inc. (a)	102,780	4,626,128

Professional Services—3.6%
Equifax, Inc. (b)	41,848	8,133,577
KBR, Inc. (b)	351,620	18,565,536
TransUnion	152,354	8,646,090

		35,345,203

Road & Rail—1.7%
Knight-Swift Transportation Holdings, Inc. (b)	186,742	9,787,148
XPO Logistics, Inc. (a) (b)	199,927	6,655,570

		16,442,718

Semiconductors & Semiconductor Equipment—8.7%
KLA Corp.	32,130	12,113,974
Lam Research Corp.	28,983	12,181,555
Marvell Technology, Inc.	271,026	10,038,803
Microchip Technology, Inc.	242,290	17,020,872
Monolithic Power Systems, Inc. (b)	22,615	7,996,890
SiTime Corp. (a) (b)	34,251	3,480,587
SolarEdge Technologies, Inc. (a)	26,508	7,508,921
Universal Display Corp.	23,321	2,519,601
Wolfspeed, Inc. (a) (b)	180,999	12,496,171

		85,357,374

Software—11.2%
Atlassian Corp. - Class A (a) (b)	52,421	6,745,534
Autodesk, Inc. (a)	27,318	5,104,915
Bill.com Holdings, Inc. (a) (b)	71,005	7,736,705
Crowdstrike Holdings, Inc. - Class A (a)	43,034	4,531,050
Fair Isaac Corp. (a) (b)	40,160	24,038,973
HubSpot, Inc. (a) (b)	27,388	7,918,692
Palo Alto Networks, Inc. (a) (b)	178,140	24,857,656
Paycom Software, Inc. (a) (b)	51,851	16,089,884
Trade Desk, Inc. (The) - Class A (a) (b)	191,023	8,563,561
Workday, Inc. - Class A (a)	24,101	4,032,820

		109,619,790

Specialty Retail—6.2%
Advance Auto Parts, Inc.	71,821	10,559,842
Burlington Stores, Inc. (a) (b)	53,576	10,863,070
Floor & Decor Holdings, Inc. - Class A (a) (b)	58,702	4,087,420
Leslie’s, Inc. (a) (b)	428,331	5,229,921
Lithia Motors, Inc. (b)	31,651	6,480,226
O’Reilly Automotive, Inc. (a)	13,045	11,010,371
Ross Stores, Inc.	102,085	11,849,006

		60,079,856

Total Common Stocks (Cost $1,010,172,095)		972,558,188

Short-Term Investment—1.1%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $10,289,906; collateralized by U.S. Treasury Bond at 2.375%, maturing 05/15/51, with a market value of $10,493,629.	10,287,848	10,287,848

Total Short-Term Investments (Cost $10,287,848)		10,287,848

Securities Lending Reinvestments (c)—14.6%

Certificates of Deposit—10.0%
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (d)	5,000,000	5,000,000
Bank of Nova Scotia 4.810%, SOFR + 0.510%, 03/15/23 (d)	7,000,000	7,002,942
4.980%, SOFR + 0.680%, 08/16/23 (d)	1,000,000	1,001,169
Barclays Bank plc 4.670%, SOFR + 0.370%, 03/21/23 (d)	10,000,000	9,999,980
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (d)	4,000,000	4,001,392
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (d)	6,000,000	6,000,397
4.800%, SOFR + 0.500%, 03/03/23 (d)	6,000,000	6,002,297
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (d)	5,000,000	5,000,355
Commonwealth Bank of Australia 4.680%, SOFR + 0.380%, 03/30/23 (d)	2,000,000	2,000,148
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (d)	5,000,000	5,000,000
Credit Industriel et Commercial 4.730%, SOFR + 0.430%, 01/06/23 (d)	5,000,000	5,000,140
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (d)	6,000,000	6,001,800
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (d)	3,000,000	3,000,901
Natixis S.A. 4.750%, SOFR + 0.450%, 06/21/23 (d)	2,000,000	2,000,648
Nordea Bank Abp (NY) 4.850%, SOFR + 0.550%, 02/21/23 (d)	2,000,000	2,000,670
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (d)	5,000,000	4,999,920
Standard Chartered Bank (NY) 4.860%, FEDEFF PRV + 0.530%, 01/17/23 (d)	2,000,000	2,000,246
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (d)	4,000,000	4,000,440
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (d)	5,000,000	5,001,640
4.840%, SOFR + 0.540%, 01/10/23 (d)	2,000,000	2,000,156
4.850%, SOFR + 0.550%, 03/07/23 (d)	2,000,000	2,000,556
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (d)	3,000,000	2,999,868
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (d)	5,000,000	4,999,450
4.850%, SOFR + 0.550%, 02/22/23 (d)	1,000,000	1,000,341

		98,015,456

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Paper—1.1%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (d)	5,000,000	$5,006,810
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (d)	4,000,000	4,001,080
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (d)	2,000,000	2,001,976

		11,009,866

Repurchase Agreements—3.2%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $17,380,401; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $17,719,740.	17,372,294	17,372,294
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $6,026,950; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $6,120,000.	6,000,000	6,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $5,804,872; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $5,929,794.	5,800,000	5,800,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $2,001,719; collateralized by various Common Stock with an aggregate market value of $2,226,384.	2,000,000	2,000,000

		31,172,294

Time Deposit—0.1%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (d)	1,000,000	1,000,000

Mutual Funds—0.2%
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (e)	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $143,172,294)		143,197,616

Total Investments—115.2% (Cost $1,163,632,237)		1,126,043,652
Other assets and liabilities (net)—(15.2)%		(148,328,637)

Net Assets—100.0%		$977,715,015

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $139,854,711 and the collateral received consisted of cash in the amount of $143,172,294 and non-cash collateral with a value of $369,892. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$972,558,188	$—	$—	$972,558,188
Total Short-Term Investment*	—	10,287,848	—	10,287,848
Securities Lending Reinvestments
Certificates of Deposit	—	98,015,456	—	98,015,456
Commercial Paper	—	11,009,866	—	11,009,866
Repurchase Agreements	—	31,172,294	—	31,172,294
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	141,197,616	—	143,197,616
Total Investments	$974,558,188	$151,485,464	$—	$1,126,043,652

Collateral for Securities Loaned (Liability)	$—	$(143,172,294)	$—	$(143,172,294)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,126,043,652
Receivable for:
Investments sold	3,882,260
Fund shares sold	125,660
Dividends and interest	330,070
Prepaid expenses	3,649

Total Assets	1,130,385,291
Liabilities
Collateral for securities loaned	143,172,294
Payables for:
Investments purchased	8,322,618
Fund shares redeemed	242,626
Accrued Expenses:
Management fees	572,361
Distribution and service fees	34,823
Deferred trustees’ fees	176,114
Other expenses	149,440

Total Liabilities	152,670,276

Net Assets	$977,715,015

Net Assets Consist of:
Paid in surplus	$1,064,094,805
Distributable earnings (Accumulated losses)	(86,379,790)

Net Assets	$977,715,015

Net Assets
Class A	$774,627,500
Class B	128,249,008
Class D	67,870,642
Class E	6,967,865
Capital Shares Outstanding*
Class A	36,399,564
Class B	8,034,982
Class D	3,379,833
Class E	353,129
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.28
Class B	15.96
Class D	20.08
Class E	19.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $139,854,711.
(b)	Identified cost of investments was $1,163,632,237.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$6,233,056
Interest	63,893
Securities lending income	514,027

Total investment income	6,810,976
Expenses
Management fees	7,924,764
Administration fees	54,305
Custodian and accounting fees	71,271
Distribution and service fees—Class B	365,977
Distribution and service fees—Class D	77,299
Distribution and service fees—Class E	12,184
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	84,393
Insurance	9,733
Miscellaneous	16,560

Total expenses	8,717,493
Less management fee waiver	(516,808)
Less broker commission recapture	(57,755)

Net expenses	8,142,930

Net Investment Loss	(1,331,954)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(45,214,928)
Foreign currency transactions	3,688

Net realized gain (loss)	(45,211,240)

Net change in unrealized depreciation on investments	(355,531,666)

Net realized and unrealized gain (loss)	(400,742,906)

Net Increase (Decrease) in Net Assets From Operations	$(402,074,860)

(a)	Net of foreign withholding taxes of $24,991.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,331,954)	$(6,407,412)
Net realized gain (loss)	(45,211,240)	329,724,802
Net change in unrealized appreciation (depreciation)	(355,531,666)	(123,522,651)

Increase (decrease) in net assets from operations	(402,074,860)	199,794,739

From Distributions to Shareholders
Class A	(248,481,947)	(150,697,781)
Class B	(50,426,272)	(29,457,904)
Class D	(22,792,054)	(14,173,486)
Class E	(2,460,063)	(1,562,610)
From Return of Capital
Class A	(266,232)	—
Class B	(54,029)	—
Class D	(24,420)	—
Class E	(2,636)	—

Total distributions	(324,507,653)	(195,891,781)

Increase (decrease) in net assets from capital share transactions	258,788,226	27,852,243

Total increase (decrease) in net assets	(467,794,287)	31,755,201

Net Assets
Beginning of period	1,445,509,302	1,413,754,101

End of period	$977,715,015	$1,445,509,302

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	500,507	$15,557,949	156,492	$7,023,279
Reinvestments	12,187,564	248,748,179	3,713,597	150,697,781
Redemptions	(2,400,743)	(65,773,641)	(3,062,371)	(136,875,994)

Net increase (decrease)	10,287,328	$198,532,487	807,718	$20,845,066

Class B
Sales	590,406	$14,106,289	374,155	$14,083,816
Reinvestments	3,292,909	50,480,301	871,020	29,457,904
Redemptions	(1,031,407)	(21,285,257)	(1,060,438)	(40,144,628)

Net increase (decrease)	2,851,908	$43,301,333	184,737	$3,397,092

Class D
Sales	78,349	$2,061,273	263,431	$11,616,000
Reinvestments	1,184,041	22,816,474	362,679	14,173,486
Redemptions	(345,862)	(9,369,681)	(503,594)	(21,764,385)

Net increase (decrease)	916,528	$15,508,066	122,516	$4,025,101

Class E
Sales	16,491	$411,030	9,567	$404,559
Reinvestments	130,026	2,462,699	40,419	1,562,610
Redemptions	(58,293)	(1,427,389)	(55,496)	(2,382,185)

Net increase (decrease)	88,224	$1,446,340	(5,510)	$(415,016)

Increase (decrease) derived from capital shares transactions		$258,788,226		$27,852,243

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$43.74	$44.02	$37.70	$32.45	$38.43

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.18)	(0.04)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	(12.71)	6.16	10.57	10.30	(1.60)

Total income (loss) from investment operations	(12.73)	5.98	10.53	10.29	(1.63)

Less Distributions
Distributions from net realized capital gains	(9.72)	(6.26)	(4.21)	(5.04)	(4.35)
Distributions from return of capital	(0.01)	—	—	—	—

Total distributions	(9.73)	(6.26)	(4.21)	(5.04)	(4.35)

Net Asset Value, End of Period	$21.28	$43.74	$44.02	$37.70	$32.45

Total Return (%) (b)	(28.15)	14.68	31.70	33.13	(5.64)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.73	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (c)	0.70	0.71	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.08)	(0.40)	(0.10)	(0.02)	(0.08)
Portfolio turnover rate (%)	47	55	64	60	44
Net assets, end of period (in millions)	$774.6	$1,142.1	$1,114.0	$955.7	$799.0

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$36.41	$37.72	$32.99	$28.97	$34.83

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	(0.24)	(0.11)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	(10.65)	5.19	9.05	9.15	(1.40)

Total income (loss) from investment operations	(10.72)	4.95	8.94	9.06	(1.51)

Less Distributions
Distributions from net realized capital gains	(9.72)	(6.26)	(4.21)	(5.04)	(4.35)
Distributions from return of capital	(0.01)	—	—	—	—

Total distributions	(9.73)	(6.26)	(4.21)	(5.04)	(4.35)

Net Asset Value, End of Period	$15.96	$36.41	$37.72	$32.99	$28.97

Total Return (%) (b)	(28.33)	14.38	31.38	32.84	(5.90)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	0.98	1.00	1.00	1.00
Net ratio of expenses to average net assets (%) (c)	0.95	0.96	0.98	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.33)	(0.65)	(0.35)	(0.27)	(0.33)
Portfolio turnover rate (%)	47	55	64	60	44
Net assets, end of period (in millions)	$128.2	$188.7	$188.5	$164.6	$144.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$42.10	$42.64	$36.68	$31.71	$37.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.21)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(12.24)	5.93	10.24	10.05	(1.57)

Total income (loss) from investment operations	(12.29)	5.72	10.17	10.01	(1.63)

Less Distributions
Distributions from net realized capital gains	(9.72)	(6.26)	(4.21)	(5.04)	(4.35)
Distributions from return of capital	(0.01)	—	—	—	—

Total distributions	(9.73)	(6.26)	(4.21)	(5.04)	(4.35)

Net Asset Value, End of Period	$20.08	$42.10	$42.64	$36.68	$31.71

Total Return (%) (b)	(28.21)	14.54	31.59	33.01	(5.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.83	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (c)	0.80	0.81	0.83	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.18)	(0.50)	(0.20)	(0.12)	(0.18)
Portfolio turnover rate (%)	47	55	64	60	44
Net assets, end of period (in millions)	$67.9	$103.7	$99.8	$85.6	$74.2

	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$41.63	$42.25	$36.40	$31.52	$37.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	(0.23)	(0.09)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(12.11)	5.87	10.15	9.98	(1.55)

Total income (loss) from investment operations	(12.17)	5.64	10.06	9.92	(1.63)

Less Distributions
Distributions from net realized capital gains	(9.72)	(6.26)	(4.21)	(5.04)	(4.35)
Distributions from return of capital	(0.01)	—	—	—	—

Total distributions	(9.73)	(6.26)	(4.21)	(5.04)	(4.35)

Net Asset Value, End of Period	$19.73	$41.63	$42.25	$36.40	$31.52

Total Return (%) (b)	(28.25)	14.48	31.53	32.92	(5.79)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.88	0.90	0.90	0.90
Net ratio of expenses to average net assets (%) (c)	0.85	0.86	0.88	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.23)	(0.55)	(0.25)	(0.17)	(0.23)
Portfolio turnover rate (%)	47	55	64	60	44
Net assets, end of period (in millions)	$7.0	$11.0	$11.4	$10.0	$8.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $10,287,848. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,172,294. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$515,226,846	$0	$567,784,532

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average daily net assets
$7,924,764	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	Over $1 billion and less than $1.15 billion

An identical agreement was in place for the period January 1, 2022 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,174,381,791

Gross unrealized appreciation	88,463,956
Gross unrealized (depreciation)	(136,802,095)

Net unrealized appreciation (depreciation)	$(48,338,139)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$54,868,580	$—	$269,291,756	$195,891,781	$347,317	$—	$324,507,653	$195,891,781

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(48,338,139)	$(37,865,537)	$(86,203,676)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $37,865,537.

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-19

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Frontier Mid Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontier Mid Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Frontier Mid Cap Growth Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-23

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-24

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Frontier Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2022. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-year period ended June 30, 2022 and underperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-25

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-26

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Jennison Growth Portfolio returned -38.87%, -39.02%, and -38.98%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned -29.14%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets finished out a challenging year, with major indices closing at or near their 2022 lows. Uncertainty and volatility were enduring constants throughout 2022. Towards the end of the year, an evolving global slowdown saw a broad swath of companies that had benefited most from the pandemic commence headcount reductions and take operational steps to mitigate expected weakness. Commodity prices continued their retreat, despite the lingering impact of the Russia-Ukraine war. China took steps to ease its stifling zero-COVID policy, resulting in a wave of infections, hospitalizations, and further economic dislocation as the year ended.

Economic data continued to reflect the mix of contrasting trends, with strength in employment, wages, and savings largely offsetting the effects of consumer price inflation, falling house prices, and waning spending by lower income households. The persistence of labor market tightness kept the U.S. Federal Reserve (the “Fed”) on a tightening path, with the federal funds rate closing the year in the range of 4.25% to 4.50%, levels last seen in 2007. Inflation has been a global phenomenon, and central banks in many countries have followed a path similar to that of the Fed, leading to a partial retracement of the U.S. dollar’s significant rise since the end of 2021.

Dampened growth expectations, even among companies benefiting from strong secular trends, and a sharp rise in interest rates led to risk aversion and significant valuation compression over the period. Higher growth, higher valuation yet unprofitable companies were particularly vulnerable to the de-rating that occurred.

The Standard & Poor’s (“S&P”) 500 Index and Russell 1000 Growth Index posted significant declines in 2022, largely reversing gains from the prior year on the back of the macroeconomic challenges described above.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the benchmark, the Russell 1000 Growth Index (the “Index”), over the period. Underperformance in large part reflected the higher expected growth and higher valuation of the Portfolio’s holdings. Recognizing changes in discount rates and risk tolerance, we made adjustments to the Portfolio early in, and throughout, the period by reducing or eliminating positions in companies with minimal free cash flows and very high valuations. We also reduced or eliminated companies that benefited disproportionately from pandemic demand, as well as social media companies facing revenue pressures resulting from changes in privacy standards.

Portfolio underperformance was also driven by select positions with disappointing fundamentals. Two names with outsized impact were Shopify (Canada) and Snap. E-commerce leader Shopify suffered a meaningful deceleration after the economy reopened. The company is working to right-size itself for a slower growth trajectory. However, we reduced and ultimately exited the stock, as we came to believe that the need for reinvestment into sales, technology, and physical fulfillment networks would be more significant and for a longer period than we had envisioned. Social media stocks reported disappointing results in 2022 and our position in Snap detracted from performance. The company faced revenue pressures from Apple’s privacy changes, given the difficulty in demonstrating the effectiveness of target-marketing campaigns, which led to disappointing earnings. We exited the stock, expecting resolution of these challenges to take some time.

Following significant outperformance, Tesla was an underperformer in this period. Economic sensitivity began to weigh on automobile sales, including electric vehicles (“EV”), in the back half of the year, which prompted Tesla to make several pricing adjustments in the fourth quarter. In the U.S., the company offered incentives to encourage customers to take possession of vehicles before year end, in part to address buyer confusion regarding eligibility for upcoming EV tax credits. In China, pandemic lockdowns, coupled with the ensuing COVID-19 spread upon reopening, severely impacted auto demand, particularly in Tesla’s segment. These factors were compounded by the negative impact of Elon Musk’s purchase of Twitter, which closed in the fourth quarter after Musk’s attempts to walk away from the deal were unsuccessful. A series of provocative political and social tweets added to the potential negative impact on the brand. We lowered our estimates to reflect these developments which, along with elevated uncertainty broadly, led us to reduce our position.

As a group, software stocks also weighed on relative returns. While many of the Portfolio’s software holdings continue to report recurring revenue growth in excess of 25%, the slowing economy is leading to longer sales cycles, postponed investments, and lower anticipated revenue growth. The resetting of growth expectations has lowered the valuations investors are willing to pay for long-duration growth stocks, and we reduced our exposure to this space accordingly.

On the positive side, Portfolio holdings in Health Care companies Eli Lilly and Novo Nordisk (Denmark), luxury Consumer Discretionary company LVMH (France), and Energy company Schlumberger helped the Portfolio’s relative returns in the period. Adding exposure to Health Care stocks with strong fundamentals and positive multi-year catalysts was an important change in the Portfolio over the course of the year.

Over the 12-month period, we made changes to the Portfolio that reflect the evolving investment climate and our outlook for earnings

BHFTII-1

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

growth. We exited positions in the payments space and reduced exposure to software stocks and smaller, less-profitable companies, in favor of select Health Care opportunities, which, in our experience, do not correlate with the economic cycle to a large degree.

As of December 31, 2022, the Portfolio was overweight Consumer Discretionary, Communication Services, and Health Care, while underweight Information Technology and Industrials relative to the Index.

Kathleen A. McCarragher

Spiros “Sig” Segalas^

Michael A. Del Balso

Blair A. Boyer

Natasha Kuhlkin

Rebecca Irwin

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Spiros “Sig” Segalas relinquished his portfolio management duties for the Portfolio effective January 2, 2023.

¹ The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	-38.87	8.40	13.05
Class B	-39.02	8.14	12.77
Class E	-38.98	8.23	12.88
Russell 1000 Growth Index	-29.14	10.96	14.10

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Apple, Inc.	7.4
Microsoft Corp.	6.2
Amazon.com, Inc.	5.1
Visa, Inc. - Class A	3.9
Eli Lilly and Co.	3.5
NVIDIA Corp.	3.3
LVMH Moet Hennessy Louis Vuitton SE	3.2
Tesla, Inc.	3.0
Alphabet, Inc. - Class A	2.9
UnitedHealth Group, Inc.	2.9

Top Sectors

% of Net Assets
Information Technology	33.7
Consumer Discretionary	23.6
Health Care	16.7
Communication Services	10.8
Consumer Staples	4.8
Industrials	2.7
Financials	1.7
Real Estate	1.4
Energy	1.3

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.55%	$1,000.00	$964.90	$2.72
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class B (a)	Actual	0.80%	$1,000.00	$964.30	$3.96
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class E (a)	Actual	0.70%	$1,000.00	$964.20	$3.47
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—96.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Northrop Grumman Corp.	34,660	$18,910,842

Automobiles—3.0%
Tesla, Inc. (a) (b)	507,921	62,565,709

Biotechnology—1.4%
Vertex Pharmaceuticals, Inc. (b)	98,984	28,584,599

Capital Markets—1.7%
Goldman Sachs Group, Inc. (The)	49,554	17,015,852
KKR & Co., Inc.	149,101	6,921,268
S&P Global, Inc.	36,791	12,322,778

		36,259,898

Energy Equipment & Services—1.3%
Schlumberger, Ltd.	504,452	26,968,004

Entertainment—2.8%
Netflix, Inc. (b)	146,374	43,162,765
ROBLOX Corp. - Class A (b)	239,964	6,829,376
Spotify Technology S.A. (b)	97,932	7,731,731

		57,723,872

Equity Real Estate Investment Trusts—1.4%
American Tower Corp.	141,545	29,987,724

Food & Staples Retailing—2.9%
Costco Wholesale Corp.	132,676	60,566,594

Health Care Equipment & Supplies—4.4%
Abbott Laboratories (a)	269,887	29,630,894
DexCom, Inc. (b)	269,434	30,510,706
Intuitive Surgical, Inc. (b)	118,307	31,392,762

		91,534,362

Health Care Providers & Services—2.9%
UnitedHealth Group, Inc.	114,296	60,597,453

Hotels, Restaurants & Leisure—3.6%
Airbnb, Inc. - Class A (b)	241,619	20,658,424
Chipotle Mexican Grill, Inc. (b)	27,334	37,925,652
Marriott International, Inc. - Class A	109,267	16,268,764

		74,852,840

Interactive Media & Services—6.3%
Alphabet, Inc. - Class A (b)	690,700	60,940,461
Alphabet, Inc. - Class C (b)	668,060	59,276,964
Meta Platforms, Inc. - Class A (b)	84,944	10,222,161

		130,439,586

Internet & Direct Marketing Retail—6.9%
Amazon.com, Inc. (b)	1,267,980	106,510,320
MercadoLibre, Inc. (a) (b)	45,075	38,144,268

		144,654,588

IT Services—9.2%
Adyen NV (b)	17,681	24,467,256
MasterCard, Inc. - Class A	172,830	60,098,176
Snowflake, Inc. - Class A (b)	183,243	26,302,700
Visa, Inc. - Class A (a)	391,114	81,257,845

		192,125,977

Life Sciences Tools & Services—2.7%
Danaher Corp.	171,025	45,393,456
Thermo Fisher Scientific, Inc.	18,873	10,393,172

		55,786,628

Media—0.8%
Trade Desk, Inc. (The) - Class A (a) (b)	365,687	16,393,748

Personal Products—1.9%
Estee Lauder Cos., Inc. (The) - Class A	156,933	38,936,647

Pharmaceuticals—5.3%
Eli Lilly and Co.	201,042	73,549,205
Novo Nordisk A/S (ADR)	269,540	36,479,544

		110,028,749

Road & Rail—1.8%
Uber Technologies, Inc. (b)	1,534,251	37,942,027

Semiconductors & Semiconductor Equipment—4.8%
Broadcom, Inc.	56,383	31,525,427
NVIDIA Corp.	472,991	69,122,904

		100,648,331

Software—12.2%
Adobe, Inc. (b)	156,203	52,566,996
Atlassian Corp. - Class A (a) (b)	171,719	22,096,801
Crowdstrike Holdings, Inc. - Class A (b)	128,343	13,513,235
Microsoft Corp.	541,598	129,886,032
Salesforce.com, Inc. (b)	274,555	36,403,247

		254,466,311

Specialty Retail—3.9%
Home Depot, Inc. (The)	106,766	33,723,109
O’Reilly Automotive, Inc. (b)	22,714	19,171,297
TJX Cos., Inc. (The)	361,551	28,779,460

		81,673,866

Technology Hardware, Storage & Peripherals—7.4%
Apple, Inc.	1,184,118	153,852,452

Textiles, Apparel & Luxury Goods—5.5%
Lululemon Athletica, Inc. (b)	95,155	30,485,759
LVMH Moet Hennessy Louis Vuitton SE	90,449	65,706,215
NIKE, Inc. - Class B	153,371	17,945,941

		114,137,915

Wireless Telecommunication Services—1.0%
T-Mobile U.S., Inc. (b)	141,212	19,769,680

Total Common Stocks (Cost $1,461,235,726)		1,999,408,402

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2022

Preferred Stock—0.7%

Security Description	Shares/ Principal Amount*	Value

Automobiles—0.7%
Dr. Ing HC F Porsche AG (b) (Cost $11,136,205)	137,718	$13,972,349

Short-Term Investment—3.3%

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $69,332,265; collateralized by U.S. Treasury Note at 2.000%, maturing 04/30/24, with a market value of $70,704,830.	69,318,401	69,318,401

Total Short-Term Investments (Cost $69,318,401)		69,318,401

Securities Lending Reinvestments (c)—8.2%

Certificates of Deposit—4.1%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (d)	3,000,000	3,004,052
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (d)	5,000,000	5,000,000
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (d)	2,000,000	1,999,910
4.710%, FEDEFF PRV + 0.380%, 01/06/23 (d)	5,000,000	5,000,089
4.770%, FEDEFF PRV + 0.440%, 01/09/23 (d)	2,000,000	2,000,081
4.810%, SOFR + 0.510%, 03/15/23 (d)	4,000,000	4,001,681
Barclays Bank plc 4.670%, SOFR + 0.370%, 03/21/23 (d)	5,000,000	4,999,990
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (d)	4,000,000	4,001,392
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (d)	5,000,000	5,000,331
4.800%, SOFR + 0.500%, 03/03/23 (d)	6,000,000	6,002,297
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (d)	4,000,000	4,000,284
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (d)	3,000,000	3,000,000
Credit Industriel et Commercial 4.730%, SOFR + 0.430%, 01/06/23 (d)	4,000,000	4,000,112
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (d)	2,000,000	2,000,601
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (d)	6,000,000	6,002,367
Nordea Bank Abp (NY) 4.760%, SOFR + 0.460%, 02/13/23 (d)	2,000,000	2,000,342
Royal Bank of Canada 4.890%, FEDEFF PRV + 0.560%, 04/10/23 (d)	2,000,000	2,001,152
Sumitomo Mitsui Trust Bank, Ltd.
4.840%, SOFR + 0.540%, 01/10/23 (d)	4,000,000	4,000,312
4.850%, SOFR + 0.550%, 03/07/23 (d)	2,000,000	2,000,556
Svenska Handelsbanken AB 4.900%, SOFR + 0.600%, 04/12/23 (d)	3,000,000	3,002,037

Certificates of Deposit—(Continued)
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (d)	3,000,000	2,999,869
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (d)	7,000,000	6,999,230
4.850%, SOFR + 0.550%, 02/22/23 (d)	2,000,000	2,000,682

		85,017,367

Commercial Paper—0.2%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (d)	3,000,000	3,004,086
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (d)	1,000,000	1,000,988

		4,005,074

Repurchase Agreements—2.8%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $14,381,115; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $14,661,895.	14,374,407	14,374,407
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $100,048; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $102,000.	100,000	100,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $6,150,158; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $6,120,001.	6,000,000	6,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $10,004,800; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $10,238,692.	10,000,000	10,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $9,725,302; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $9,934,592.	9,717,140	9,717,140
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.570%, due on 02/03/23 with a maturity value of $5,022,215; collateralized by various Common Stock with an aggregate market value of $5,556,261.	5,000,000	5,000,000

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $11,425,462; collateralized by various Common Stock with an aggregate market value of $12,712,013.	11,419,866	$11,419,866
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $1,000,489; collateralized by various Common Stock with an aggregate market value of $1,109,428.	1,000,000	1,000,000

		57,611,413

Mutual Funds — 1.1%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (e)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (e)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (e)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (e)	2,000,000	2,000,000

		23,000,000

Total Securities Lending Reinvestments (Cost $169,611,413)		169,633,854

Total Investments—108.2% (Cost $1,711,301,745)		2,252,333,006
Other assets and liabilities (net)—(8.2)%		(170,558,729)

Net Assets—100.0%		$2,081,774,277

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $166,404,771 and the collateral received consisted of cash in the amount of $169,611,413. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$18,910,842	$—	$—	$18,910,842
Automobiles	62,565,709	—	—	62,565,709
Biotechnology	28,584,599	—	—	28,584,599
Capital Markets	36,259,898	—	—	36,259,898
Energy Equipment & Services	26,968,004	—	—	26,968,004
Entertainment	57,723,872	—	—	57,723,872
Equity Real Estate Investment Trusts	29,987,724	—	—	29,987,724
Food & Staples Retailing	60,566,594	—	—	60,566,594
Health Care Equipment & Supplies	91,534,362	—	—	91,534,362
Health Care Providers & Services	60,597,453	—	—	60,597,453
Hotels, Restaurants & Leisure	74,852,840	—	—	74,852,840
Interactive Media & Services	130,439,586	—	—	130,439,586
Internet & Direct Marketing Retail	144,654,588	—	—	144,654,588
IT Services	167,658,721	24,467,256	—	192,125,977
Life Sciences Tools & Services	55,786,628	—	—	55,786,628
Media	16,393,748	—	—	16,393,748
Personal Products	38,936,647	—	—	38,936,647
Pharmaceuticals	110,028,749	—	—	110,028,749
Road & Rail	37,942,027	—	—	37,942,027
Semiconductors & Semiconductor Equipment	100,648,331	—	—	100,648,331
Software	254,466,311	—	—	254,466,311
Specialty Retail	81,673,866	—	—	81,673,866
Technology Hardware, Storage & Peripherals	153,852,452	—	—	153,852,452
Textiles, Apparel & Luxury Goods	48,431,700	65,706,215	—	114,137,915
Wireless Telecommunication Services	19,769,680	—	—	19,769,680
Total Common Stocks	1,909,234,931	90,173,471	—	1,999,408,402
Total Preferred Stock*	—	13,972,349	—	13,972,349
Total Short-Term Investment*	—	69,318,401	—	69,318,401
Securities Lending Reinvestments
Certificates of Deposit	—	85,017,367	—	85,017,367
Commercial Paper	—	4,005,074	—	4,005,074
Repurchase Agreements	—	57,611,413	—	57,611,413
Mutual Funds	23,000,000	—	—	23,000,000
Total Securities Lending Reinvestments	23,000,000	146,633,854	—	169,633,854
Total Investments	$1,932,234,931	$320,098,075	$—	$2,252,333,006

Collateral for Securities Loaned (Liability)	$—	$(169,611,413)	$—	$(169,611,413)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,252,333,006
Cash	16,662
Receivable for:
Fund shares sold	623,927
Dividends and interest	646,731
Prepaid expenses	7,868

Total Assets	2,253,628,194
Liabilities
Collateral for securities loaned	169,611,413
Payables for:
Fund shares redeemed	699,226
Accrued Expenses:
Management fees	975,267
Distribution and service fees	170,893
Deferred trustees’ fees	195,964
Other expenses	201,154

Total Liabilities	171,853,917

Net Assets	$2,081,774,277

Net Assets Consist of:
Paid in surplus	$1,608,359,155
Distributable earnings (Accumulated losses)	473,415,122

Net Assets	$2,081,774,277

Net Assets
Class A	$1,300,238,437
Class B	771,630,647
Class E	9,905,193
Capital Shares Outstanding*
Class A	139,096,246
Class B	86,623,521
Class E	1,082,217
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.35
Class B	8.91
Class E	9.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,711,301,745.
(b)	Includes securities loaned at value of $166,404,771.

Statement of Operations Year Ended December 31, 2022
Investment Income
Dividends (a)	$12,309,733
Interest	201,223
Securities lending income	505,397

Total investment income	13,016,353
Expenses
Management fees	15,007,959
Administration fees	102,700
Custodian and accounting fees	130,629
Distribution and service fees—Class B	2,310,415
Distribution and service fees—Class E	18,916
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	85,665
Insurance	21,803
Miscellaneous	26,014

Total expenses	17,805,108
Less management fee waiver	(1,986,476)
Less broker commission recapture	(29,971)

Net expenses	15,788,661

Net Investment Loss	(2,772,308)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(66,497,045)
Foreign currency transactions	(12,552)

Net realized gain (loss)	(66,509,597)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,252,244,856)
Foreign currency transactions	(5,653)

Net change in unrealized appreciation (depreciation)	(1,252,250,509)

Net realized and unrealized gain (loss)	(1,318,760,106)

Net Increase (Decrease) in Net Assets From Operations	$(1,321,532,414)

(a)	Net of foreign withholding taxes of $208,935.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,772,308)	$(12,109,513)
Net realized gain (loss)	(66,509,597)	595,147,662
Net change in unrealized appreciation (depreciation)	(1,252,250,509)	(35,698,794)

Increase (decrease) in net assets from operations	(1,321,532,414)	547,339,355

From Distributions to Shareholders
Class A	(366,175,729)	(445,542,496)
Class B	(224,849,934)	(269,720,419)
Class E	(2,956,177)	(4,090,038)
From Return of Capital
Class A	(260,512)	—
Class B	(159,967)	—
Class E	(2,103)	—

Total distributions	(594,404,422)	(719,352,953)

Increase (decrease) in net assets from capital share transactions	622,794,342	165,443,889

Total increase (decrease) in net assets	(1,293,142,494)	(6,569,709)

Net Assets
Beginning of period	3,374,916,771	3,381,486,480

End of period	$2,081,774,277	$3,374,916,771

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	9,227,530	$135,251,837	3,374,302	$72,777,431
Reinvestments	37,699,202	366,436,241	24,174,851	445,542,496
Redemptions	(7,888,307)	(101,656,550)	(21,812,875)	(464,676,384)

Net increase (decrease)	39,038,425	$400,031,528	5,736,278	$53,643,543

Class B
Sales	8,202,850	$103,968,558	4,894,870	$104,092,844
Reinvestments	24,246,757	225,009,901	15,101,927	269,720,419
Redemptions	(8,805,623)	(107,294,154)	(12,533,029)	(261,274,873)

Net increase (decrease)	23,643,984	$221,684,305	7,463,768	$112,538,390

Class E
Sales	77,917	$949,398	93,617	$2,048,836
Reinvestments	310,418	2,958,280	224,851	4,090,038
Redemptions	(219,981)	(2,829,169)	(322,188)	(6,876,918)

Net increase (decrease)	168,354	$1,078,509	(3,720)	$(738,044)

Increase (decrease) derived from capital shares transactions		$622,794,342		$165,443,889

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$20.85		$22.63	$16.32		$14.50	$16.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	(0.06)	(0.01)		0.04	0.07
Net realized and unrealized gain (loss)	(7.97)		3.29	8.49		4.38	0.35

Total income (loss) from investment operations	(7.97)		3.23	8.48		4.42	0.42

Less Distributions
Distributions from net investment income	0.00		0.00	(0.04)		(0.08)	(0.06)
Distributions from net realized capital gains	(3.53)		(5.01)	(2.13)		(2.52)	(2.71)
Distributions from return of capital	(0.00	)(c)	—	—		—	—

Total distributions	(3.53)		(5.01)	(2.17)		(2.60)	(2.77)

Net Asset Value, End of Period	$9.35		$20.85	$22.63		$16.32	$14.50

Total Return (%) (d)	(38.87)		17.17	56.80		32.83	0.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62		0.61	0.62		0.62	0.62
Net ratio of expenses to average net assets (%) (e)	0.54		0.53	0.54		0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	(0.02)		(0.26)	(0.04)		0.25	0.44
Portfolio turnover rate (%)	19		23	34		25	26
Net assets, end of period (in millions)	$1,300.2		$2,086.0	$2,134.3		$1,864.7	$1,625.6

	Class B
	Year Ended December 31,
	2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$20.17		$22.09	$15.98		$14.24	$16.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.11)	(0.05)		0.00 (b)	0.03
Net realized and unrealized gain (loss)	(7.70)		3.20	8.29		4.29	0.35

Total income (loss) from investment operations	(7.73)		3.09	8.24		4.29	0.38

Less Distributions
Distributions from net investment income	0.00		0.00	(0.00	)(f)	(0.03)	(0.02)
Distributions from net realized capital gains	(3.53)		(5.01)	(2.13)		(2.52)	(2.71)
Distributions from return of capital	(0.00	)(c)	—	—		—	—

Total distributions	(3.53)		(5.01)	(2.13)		(2.55)	(2.73)

Net Asset Value, End of Period	$8.91		$20.17	$22.09		$15.98	$14.24

Total Return (%) (d)	(39.02)		16.91	56.37		32.49	0.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87		0.86	0.87		0.87	0.87
Net ratio of expenses to average net assets (%) (e)	0.79		0.78	0.79		0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	(0.27)		(0.51)	(0.29)		0.00 (g)	0.19
Portfolio turnover rate (%)	19		23	34		25	26
Net assets, end of period (in millions)	$771.6		$1,270.2	$1,226.6		$921.5	$788.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.55		$22.40	$16.17	$14.39	$16.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.09)	(0.04)	0.02	0.05
Net realized and unrealized gain (loss)	(7.85)		3.25	8.42	4.33	0.35

Total income (loss) from investment operations	(7.87)		3.16	8.38	4.35	0.40

Less Distributions
Distributions from net investment income	0.00		0.00	(0.02)	(0.05)	(0.04)
Distributions from net realized capital gains	(3.53)		(5.01)	(2.13)	(2.52)	(2.71)
Distributions from return of capital	(0.00	)(c)	—	—	—	—

Total distributions	(3.53)		(5.01)	(2.15)	(2.57)	(2.75)

Net Asset Value, End of Period	$9.15		$20.55	$22.40	$16.17	$14.39

Total Return (%) (d)	(38.98)		17.00	56.60	32.56	0.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77		0.76	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (e)	0.69		0.68	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	(0.17)		(0.41)	(0.19)	0.10	0.28
Portfolio turnover rate (%)	19		23	34	25	26
Net assets, end of period (in millions)	$9.9		$18.8	$20.6	$14.4	$12.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from return of capital were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Distributions from net investment income were less than $0.01.
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primary due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $69,318,401. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $57,611,413. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$468,883,913	$0	$512,081,069

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average daily net assets
$15,007,959	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,712,669,877

Gross unrealized appreciation	733,981,164
Gross unrealized (depreciation)	(194,318,035)

Net unrealized appreciation (depreciation)	$539,663,129

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$—	$—	$593,981,840	$719,352,953	$422,582	$—	$594,404,422	$719,352,953

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$539,651,681	$(66,040,593)	$473,611,088

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $63,015,896 and accumulated long-term capital losses of $3,024,697.

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-19

Brighthouse Funds Trust II

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Jennison Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jennison Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Jennison Growth Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-23

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-24

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Jennison Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-25

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-26

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned -15.06%, -15.28%, and -15.19%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned -20.44%.

MARKET ENVIRONMENT/CONDITIONS

The bullish tone supporting equity markets over the prior few years changed quite dramatically in early 2022 resulting in one of the weakest performing U.S. stock markets on record. No equity investment style or capitalization range was spared, and even most bond market indices produced losses for the calendar year. Heightened inflation and the Federal Reserve’s response via higher interest rates, a land war in Europe, and disrupted supply chains were the primary factors behind a decline in market valuations, which more than offset continued (albeit slower) growth in U.S. corporate profits. While the small cap Russell 2000 Index return of -20.4% was slightly behind the large cap Russell 1000 Index return of -19.1%, most notable was a second consecutive year where value stocks widely outperformed growth stocks across small caps. Importantly, quality was a successful theme for most of the year, as higher returning business models with greater revenue and earnings visibility far outperformed more speculative and money losing segments of the market. These factors had meaningful impacts on sector performance within the Russell 2000 Index as segments of the market with higher valuations, such as biotechnology and software, lagged the overall market while Energy was the top performing index sector for the year with a return that topped 50%.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Loomis Sayles Small Cap Core Portfolio outperformed the Russell 2000 Index (the “Index”) during the twelve months ended December 31, 2022. The Portfolio’s relative return benefited from its quality orientation as higher quality stocks significantly outperformed lower quality stocks during the year. In such an environment, stock selection metrics accounted for the entirety of the excess return versus the benchmark index. In addition to favorable market conditions, very strong stock selection in the Information Technology (“IT”), Health Care and Industrials sectors also aided relative return. Offsetting these positives was trailing stock selection in the Consumer Staples and Financials sectors and a few top portfolio performers in 2021 ceding a share of their prior gains during 2022. The Portfolio significantly increased its weight to Energy over the year based on strong industry fundamentals and more shareholder friendly capital allocation decisions by company management. However, the underweight to the sector in early 2022 had a meaningful negative impact to relative return as oil prices increased significantly. After starting the year behind the Index after the first quarter, the Portfolio rallied throughout the year to outperform the Index for the calendar year period.

The two largest contributors to performance at the individual security level were energy companies Weatherford International and ChampionX Corp. Weatherford provides equipment and services to the oil and natural gas exploration and production industry. The business is weighted toward geographies outside of North America, including regions where exploration and production activity is expected to demonstrate healthy growth. The stock was a new addition during 2022 after the company’s new management had progressed in profitably reorienting the business, as well as further improvement in the recapitalized balance sheet after re-emergence from bankruptcy. The rally in the shares off a deeply discounted valuation reflected a “rediscovery” of the company by investors after years of being shunned due to sub-par financial results and poor sentiment toward prior management. ChampionX provides a variety of products and solutions to help energy companies develop oil and gas properties and to enhance production. Most of the price appreciation was in the final quarter of the year after strong earnings were reported in October, and management directly addressed concerns which had previously weighed upon the stock. Finally, strong free cash flow generation has resulted in a conservative balance sheet, leaving the company with options to increase return of capital to shareholders through dividend payments or share repurchase.

The Portfolio’s largest detractors included Triumph Financial and Pathward Financial. Triumph, a specialty bank focusing on providing factor financing to trucking fleets had early success building out a payments network for clients, but initial costs to roll-out the service, combined with a weaker trucking market late in 2022 impacted both earnings and sentiment toward the stock. We reduced our holding during the fourth quarter. Pathward Financial (formerly Meta Financial) provides a number of financial products and services along with providing prepaid cards. Several factors contributed to a reduced stock price, including a downsizing of the tax refund lending business, weaker lending trends in certain niche commercial markets, and lower lending yields. On the reduced company earnings guidance, we eliminated the position following disappointing news during the third quarter of the year.

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions included energy equipment and services provider Weatherford International; Northern Oil and Gas, an independent energy company engaged in the exploration and production of oil and natural gas properties; and Crocs, a designer and distributor of casual lifestyle footwear for women, men, and children. Positions eliminated included financial services provider Pathward Financial; Dana Incorporated, a tier-one supplier of drive-train components to the auto and off-highway vehicle markets due to elevated debt levels; and Rexford Industrial Realty, a real estate investment trust that manages warehouses and light manufacturing facilities in California on valuation concerns and market capitalization considerations.

We manage the Portfolio in a bottom-up fashion focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

investment potential, but we do not make portfolio or sector changes using a macro lens. Sector weight changes during the period ending December 31, 2022, reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in the Consumer Discretionary, IT and Financials sectors were reduced while weights to the Energy and Health Care sectors increased.

At the end of 2022, the Portfolio continued to be positioned in the larger capitalization range of the small cap universe and focused on those companies featuring higher quality business models and balance sheets, with good earnings visibility and continued growth potential. Through the stock selection process, the Portfolio was broadly diversified across all economic sectors, with a relative overweight to the Industrials and IT sectors while underweight to the Real Estate, Financials and Consumer Discretionary sectors. The cash position was minimal and was used for transactional purposes.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwatz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	-15.06	5.32	9.89
Class B	-15.28	5.06	9.61
Class E	-15.19	5.16	9.72
Russell 2000 Index	-20.44	4.13	9.01

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Rambus, Inc.	1.6
Herc Holdings, Inc.	1.5
Weatherford International plc	1.5
Option Care Health, Inc.	1.2
Ameris Bancorp	1.1
Albany International Corp. - Class A	1.1
Supernus Pharmaceuticals, Inc.	1.1
Wintrust Financial Corp.	1.1
Northern Oil and Gas, Inc.	1.1
McGrath RentCorp	1.1

Top Sectors

% of Net Assets
Industrials	21.8
Health Care	15.9
Information Technology	15.2
Financials	14.6
Consumer Discretionary	8.2
Energy	7.7
Consumer Staples	3.9
Materials	3.2
Communication Services	2.8
Real Estate	2.2

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.89%	$1,000.00	$1,089.30	$4.69
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

Class B (a)	Actual	1.14%	$1,000.00	$1,087.90	$6.00
	Hypothetical*	1.14%	$1,000.00	$1,019.46	$5.80

Class E (a)	Actual	1.04%	$1,000.00	$1,088.40	$5.47
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Hexcel Corp.	15,522	$913,470
Leonardo DRS, Inc. (a)	176,387	2,254,226

		3,167,696

Air Freight & Logistics—0.2%
Hub Group, Inc. - Class A (a)	8,749	695,458

Auto Components—1.1%
Dorman Products, Inc. (a)	11,995	970,036
Gentherm, Inc. (a)	15,767	1,029,427
LCI Industries	10,801	998,553
Patrick Industries, Inc.	12,467	755,500

		3,753,516

Banks—10.0%
Ameris Bancorp	85,019	4,007,796
Atlantic Union Bankshares Corp.	75,173	2,641,579
Bancorp, Inc. (The) (a)	38,672	1,097,511
Cadence Bank	102,092	2,517,589
CVB Financial Corp.	106,316	2,737,637
Home BancShares, Inc.	140,402	3,199,762
Lakeland Financial Corp.	13,879	1,012,751
OceanFirst Financial Corp.	148,501	3,155,646
Pinnacle Financial Partners, Inc.	37,265	2,735,251
Popular, Inc.	41,850	2,775,492
Prosperity Bancshares, Inc.	33,202	2,413,121
SouthState Corp.	28,515	2,177,405
Triumph Bancorp, Inc. (a)	19,623	958,976
Wintrust Financial Corp.	45,830	3,873,552

		35,304,068

Beverages—0.2%
Primo Water Corp.	55,321	859,688

Biotechnology—2.7%
Halozyme Therapeutics, Inc. (a)	35,345	2,011,130
Inhibrx, Inc. (a) (b)	25,548	629,503
Insmed, Inc. (a)	31,324	625,854
PTC Therapeutics, Inc. (a)	17,745	677,327
United Therapeutics Corp. (a)	12,725	3,538,695
Vericel Corp. (a)	25,092	660,923
Xencor, Inc. (a)	26,863	699,512
Xenon Pharmaceuticals, Inc. (a)	17,032	671,572

		9,514,516

Building Products—2.4%
Advanced Drainage Systems, Inc.	4,724	387,226
Griffon Corp.	50,320	1,800,953
Janus International Group Inc. (a)	146,201	1,391,833
Quanex Building Products Corp.	92,117	2,181,331
UFP Industries, Inc.	34,713	2,751,005

		8,512,348

Capital Markets—1.5%
Focus Financial Partners, Inc. - Class A (a)	21,616	$805,629
Hamilton Lane, Inc. - Class A	15,874	1,014,031
PJT Partners, Inc. - Class A	18,180	1,339,684
Stifel Financial Corp.	34,846	2,033,961

		5,193,305

Chemicals—2.9%
Ashland, Inc.	20,758	2,232,108
Cabot Corp.	40,908	2,734,291
LSB Industries, Inc. (a)	177,057	2,354,858
Valvoline, Inc.	86,267	2,816,617

		10,137,874

Commercial Services & Supplies—2.5%
Casella Waste Systems, Inc. - Class A (a)	23,337	1,850,857
Clean Harbors, Inc. (a)	28,913	3,299,552
Driven Brands Holdings, Inc. (a) (b)	30,718	838,909
IAA, Inc. (a)	46,005	1,840,200
VSE Corp.	22,816	1,069,614

		8,899,132

Communications Equipment—1.0%
Calix, Inc. (a)	20,815	1,424,371
Viavi Solutions, Inc. (a)	192,881	2,027,179

		3,451,550

Construction & Engineering—3.2%
AECOM	37,545	3,188,697
Arcosa, Inc.	55,471	3,014,294
MDU Resources Group, Inc.	109,120	3,310,701
WillScot Mobile Mini Holdings Corp. (a)	41,857	1,890,680

		11,404,372

Diversified Financial Services—0.4%
Cannae Holdings, Inc. (a)	77,064	1,591,372

Electric Utilities—0.6%
ALLETE, Inc.	33,428	2,156,440

Electrical Equipment—0.5%
Atkore, Inc. (a)	15,299	1,735,213

Electronic Equipment, Instruments & Components—5.5%
Advanced Energy Industries, Inc.	11,034	946,497
Itron, Inc. (a)	10,738	543,880
Kimball Electronics, Inc. (a)	73,011	1,649,318
Littelfuse, Inc.	6,391	1,407,298
Methode Electronics, Inc.	54,112	2,400,949
National Instruments Corp.	52,697	1,944,519
Novanta, Inc. (a)	8,888	1,207,613
Rogers Corp. (a)	12,249	1,461,796
TD SYNNEX Corp.	28,526	2,701,697
TTM Technologies, Inc. (a)	167,994	2,533,350
Vontier Corp.	137,600	2,659,808

		19,456,725

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—4.0%
Cactus, Inc. - Class A	29,013	$1,458,193
ChampionX Corp.	95,421	2,766,255
Expro Group Holdings NV (a)	103,236	1,871,669
Noble Corp. plc (a)	73,678	2,778,397
Weatherford International plc (a)	105,017	5,347,466

		14,221,980

Entertainment—0.5%
Liberty Braves Group - Class C (a)	56,744	1,828,859

Equity Real Estate Investment Trusts—1.7%
Agree Realty Corp. (b)	34,862	2,472,762
Postal Realty Trust, Inc. - Class A	66,005	959,052
STAG Industrial, Inc.	79,648	2,573,427

		6,005,241

Food & Staples Retailing—0.5%
Andersons, Inc. (The)	55,634	1,946,634

Food Products—1.4%
Hostess Brands, Inc. (a)	27,886	625,762
J & J Snack Foods Corp.	8,603	1,287,955
Nomad Foods, Ltd. (a)	69,309	1,194,887
Simply Good Foods Co. (The) (a)	35,100	1,334,853
Sovos Brands, Inc. (a)	47,449	681,842

		5,125,299

Health Care Equipment & Supplies—5.5%
AtriCure, Inc. (a)	22,672	1,006,183
Axonics, Inc. (a)	25,142	1,572,129
CONMED Corp.	25,043	2,219,812
Cutera, Inc. (a)	15,492	685,056
Embecta Corp. (b)	37,405	945,973
Inmode, Ltd. (a)	71,591	2,555,799
Inspire Medical Systems, Inc. (a)	7,256	1,827,641
Lantheus Holdings, Inc. (a)	48,565	2,474,872
LivaNova plc (a)	9,065	503,470
Merit Medical Systems, Inc. (a)	20,922	1,477,512
NuVasive, Inc. (a)	20,131	830,202
PROCEPT BioRobotics Corp. (a)	14,903	619,071
STAAR Surgical Co. (a)	8,499	412,542
UFP Technologies, Inc. (a)	21,270	2,507,520

		19,637,782

Health Care Providers & Services—3.4%
Acadia Healthcare Co., Inc. (a)	15,560	1,280,899
Alignment Healthcare, Inc. (a) (b)	47,619	559,999
AMN Healthcare Services, Inc. (a)	16,202	1,665,890
Ensign Group, Inc. (The)	13,214	1,250,177
ModivCare, Inc. (a)	6,252	560,992
Option Care Health, Inc. (a)	139,875	4,208,839
Tenet Healthcare Corp. (a)	52,552	2,564,012

		12,090,808

Health Care Technology—1.2%
Allscripts Healthcare Solutions, Inc. (a)	180,180	3,178,375
Evolent Health, Inc.- Class A (a)	33,859	950,761

		4,129,136

Hotels, Restaurants & Leisure—2.0%
Churchill Downs, Inc.	10,903	2,305,221
Life Time Group Holdings, Inc. (a) (b)	51,843	620,042
Marriott Vacations Worldwide Corp.	17,598	2,368,515
Papa John’s International, Inc.	9,092	748,363
Texas Roadhouse, Inc.	11,363	1,033,465

		7,075,606

Household Durables—1.5%
Installed Building Products, Inc.	8,043	688,481
KB Home	62,670	1,996,039
Skyline Champion Corp. (a)	48,478	2,497,102

		5,181,622

Household Products—0.3%
Spectrum Brands Holdings, Inc.	17,056	1,039,051

Independent Power and Renewable Electricity Producers—0.5%
NextEra Energy Partners L.P. (b)	27,164	1,903,925

Insurance—1.2%
BRP Group, Inc. - Class A (a)	37,578	944,711
Employers Holdings, Inc.	58,245	2,512,107
Kinsale Capital Group, Inc.	3,663	957,948

		4,414,766

Interactive Media & Services—0.5%
Shutterstock, Inc.	14,183	747,728
TripAdvisor, Inc. (a)	54,378	977,716

		1,725,444

IT Services—3.6%
Concentrix Corp.	22,364	2,977,990
CSG Systems International, Inc.	38,705	2,213,926
Euronet Worldwide, Inc. (a) (b)	25,039	2,363,181
EVERTEC, Inc.	31,921	1,033,602
Grid Dynamics Holdings, Inc. (a)	38,654	433,698
International Money Express, Inc. (a)	86,763	2,114,414
WNS Holdings, Ltd. (ADR) (a)	20,235	1,618,598

		12,755,409

Leisure Products—1.2%
Brunswick Corp.	32,606	2,350,240
Malibu Boats, Inc. - Class A (a)	14,556	775,835
Topgolf Callaway Brands Corp. (a) (b)	53,148	1,049,673

		4,175,748

Life Sciences Tools & Services—1.0%
Charles River Laboratories International, Inc. (a)	11,416	2,487,547
Medpace Holdings, Inc. (a)	4,276	908,265

		3,395,812

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—4.1%
Albany International Corp. - Class A	40,320	$3,975,149
Altra Industrial Motion Corp.	42,341	2,529,874
Columbus McKinnon Corp.	45,830	1,488,100
Helios Technologies, Inc.	14,820	806,801
Kadant, Inc.	18,511	3,288,109
RBC Bearings, Inc. (a)	6,611	1,384,013
Wabash National Corp.	52,848	1,194,365

		14,666,411

Marine—0.6%
Genco Shipping & Trading, Ltd.	146,709	2,253,450

Media—1.4%
Gray Television, Inc.	107,130	1,198,785
John Wiley & Sons, Inc. - Class A	31,060	1,244,263
Scholastic Corp.	37,706	1,487,879
Thryv Holdings, Inc. (a)	50,029	950,551

		4,881,478

Metals & Mining—0.4%
Arconic Corp. (a)	60,241	1,274,700

Multi-Utilities—0.6%
Black Hills Corp.	27,720	1,949,825

Oil, Gas & Consumable Fuels—3.7%
Antero Resources Corp. (a)	80,414	2,492,030
California Resources Corp.	56,132	2,442,303
Delek U.S. Holdings, Inc.	56,331	1,520,937
Denbury, Inc. (a)	7,138	621,149
Magnolia Oil & Gas Corp. - Class A	36,723	861,154
Northern Oil and Gas, Inc.	123,161	3,795,822
Southwestern Energy Co. (a)	204,472	1,196,161

		12,929,556

Personal Products—1.4%
BellRing Brands, Inc. (a)	125,099	3,207,538
elf Beauty, Inc. (a)	17,770	982,681
Inter Parfums, Inc.	7,727	745,810

		4,936,029

Pharmaceuticals—2.2%
Jazz Pharmaceuticals plc (a)	8,147	1,297,898
Pacira BioSciences, Inc. (a)	63,495	2,451,542
Supernus Pharmaceuticals, Inc. (a)	109,331	3,899,837

		7,649,277

Professional Services—2.7%
FTI Consulting, Inc. (a)	6,062	962,645
Huron Consulting Group, Inc. (a)	11,131	808,111
ICF International, Inc.	5,894	583,801
Insperity, Inc.	22,112	2,511,923
KBR, Inc.	31,841	1,681,205
Korn Ferry	34,238	1,733,127

Professional Services—(Continued)
Science Applications International Corp.	11,334	1,257,281

		9,538,093

Real Estate Management & Development—0.5%
Colliers International Group, Inc.	20,297	1,868,136

Road & Rail—0.2%
Marten Transport, Ltd.	34,450	681,421

Semiconductors & Semiconductor Equipment—3.0%
MACOM Technology Solutions Holdings, Inc. (a)	22,709	1,430,213
MaxLinear, Inc. (a)	23,996	814,664
Rambus, Inc. (a)	155,765	5,579,502
Silicon Laboratories, Inc. (a)	9,061	1,229,306
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	32,584	1,407,629

		10,461,314

Software—1.1%
Box, Inc. - Class A (a)	32,490	1,011,414
Envestnet, Inc. (a) (b)	16,107	993,802
Model N, Inc. (a)	12,641	512,719
Tenable Holdings, Inc. (a)	23,506	896,754
Varonis Systems, Inc. (a)	23,107	553,181

		3,967,870

Specialty Retail—1.0%
Boot Barn Holdings, Inc. (a)	37,708	2,357,504
Urban Outfitters, Inc. (a)	54,187	1,292,360

		3,649,864

Technology Hardware, Storage & Peripherals—1.0%
Pure Storage, Inc. - Class A (a)	50,611	1,354,350
Super Micro Computer, Inc. (a)	28,476	2,337,880

		3,692,230

Textiles, Apparel & Luxury Goods—1.5%
Columbia Sportswear Co.	9,703	849,789
Crocs, Inc. (a)	33,770	3,661,681
Oxford Industries, Inc.	8,341	777,214

		5,288,684

Thrifts & Mortgage Finance—1.4%
Federal Agricultural Mortgage Corp. - Class C	22,831	2,573,282
WSFS Financial Corp.	53,803	2,439,428

		5,012,710

Trading Companies & Distributors—4.4%
Alta Equipment Group, Inc.	105,054	1,385,662
Applied Industrial Technologies, Inc.	9,180	1,156,955
Custom Truck One Source, Inc. (a)	148,425	938,046
Herc Holdings, Inc.	40,924	5,384,371
McGrath RentCorp	38,331	3,784,803
MRC Global, Inc. (a)	171,565	1,986,723

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
SiteOne Landscape Supply, Inc. (a)	7,092	$832,033

		15,468,593

Water Utilities—0.3%
Pure Cycle Corp. (a)	101,388	1,062,546

Wireless Telecommunication Services—0.4%
United States Cellular Corp. (a)	70,061	1,460,772

Total Common Stocks (Cost $272,110,563)		345,179,354

Short-Term Investment—2.6%

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $9,172,524; collateralized by U.S. Treasury Note at 2.000%, maturing 04/30/24, with a market value of $9,354,168.	9,170,690	9,170,690

Total Short-Term Investments (Cost $9,170,690)		9,170,690

Securities Lending Reinvestments (c)—2.3%

Repurchase Agreements—1.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $1,500,710; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $1,700,793; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 -01/20/52, and an aggregate market value of $1,734,000.	1,700,000	1,700,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,017,642; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% -7.625%, maturity dates ranging from 01/24/23 - 11/15/52, and an aggregate market value of $1,037,505.	1,017,161	1,017,161
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $1,000,865; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% -4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $1,088,829.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $400,344; collateralized by various Common Stock with an aggregate market value of $445,277.	400,000	400,000

		5,617,161

Mutual Funds—0.7%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (d)	500,000	500,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (d)	600,000	600,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (d)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (d)	600,000	600,000

		2,700,000

Total Securities Lending Reinvestments (Cost $8,317,161)		8,317,161

Total Investments—102.4% (Cost $289,598,414)		362,667,205
Other assets and liabilities (net)—(2.4)%		(8,638,775)

Net Assets—100.0%		$354,028,430

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)

All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $8,063,222 and the collateral received consisted of cash in the amount of $8,317,161. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$345,179,354	$—	$—	$345,179,354
Total Short-Term Investment*	—	9,170,690	—	9,170,690
Securities Lending Reinvestments
Repurchase Agreements	—	5,617,161	—	5,617,161
Mutual Funds	2,700,000	—	—	2,700,000
Total Securities Lending Reinvestments	2,700,000	5,617,161	—	8,317,161
Total Investments	$347,879,354	$14,787,851	$—	$362,667,205

Collateral for Securities Loaned (Liability)	$—	$(8,317,161)	$—	$(8,317,161)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$362,667,205
Receivable for:
Investments sold	498,957
Fund shares sold	1,300
Dividends and interest	270,228
Prepaid expenses	1,304

Total Assets	363,438,994
Liabilities
Due to custodian	1,710
Collateral for securities loaned	8,317,161
Payables for:
Investments purchased	237,187
Fund shares redeemed	329,468
Accrued Expenses:
Management fees	249,601
Distribution and service fees	25,129
Deferred trustees’ fees	152,298
Other expenses	98,010

Total Liabilities	9,410,564

Net Assets	$354,028,430

Net Assets Consist of:
Paid in surplus	$263,203,142
Distributable earnings (Accumulated losses)	90,825,288

Net Assets	$354,028,430

Net Assets
Class A	$230,629,244
Class B	104,803,464
Class E	18,595,722
Capital Shares Outstanding*
Class A	1,110,628
Class B	559,871
Class E	94,892
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$207.66
Class B	187.19
Class E	195.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $289,598,414.
(b)	Includes securities loaned at value of $8,063,222.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$4,395,315
Interest	51,990
Securities lending income	35,514

Total investment income	4,482,819
Expenses
Management fees	3,402,123
Administration fees	28,806
Custodian and accounting fees	47,325
Distribution and service fees—Class B	288,889
Distribution and service fees—Class E	30,057
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	47,333
Insurance	3,310
Miscellaneous	10,706

Total expenses	3,959,556
Less management fee waiver	(320,514)
Less broker commission recapture	(18,253)

Net expenses	3,620,789

Net Investment Income	862,030

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	17,484,843
Net change in unrealized depreciation on investments	(87,385,843)

Net realized and unrealized gain (loss)	(69,901,000)

Net Increase (Decrease) in Net Assets From Operations	$(69,038,970)

(a)	Net of foreign withholding taxes of $11,114.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$862,030	$(338,764)
Net realized gain (loss)	17,484,843	73,904,848
Net change in unrealized appreciation (depreciation)	(87,385,843)	16,744,469

Increase (decrease) in net assets from operations	(69,038,970)	90,310,553

From Distributions to Shareholders
Class A	(45,698,470)	(17,629,188)
Class B	(23,625,478)	(9,441,745)
Class E	(3,933,608)	(1,619,585)

Total distributions	(73,257,556)	(28,690,518)

Increase (decrease) in net assets from capital share transactions	37,150,364	(33,173,631)

Total increase (decrease) in net assets	(105,146,162)	28,446,404

Net Assets
Beginning of period	459,174,592	430,728,188

End of period	$354,028,430	$459,174,592

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	15,899	$3,692,921	21,312	$6,327,387
Reinvestments	235,583	45,698,470	59,774	17,629,188
Redemptions	(90,476)	(20,948,391)	(110,421)	(32,939,256)

Net increase (decrease)	161,006	$28,443,000	(29,335)	$(8,982,681)

Class B
Sales	13,851	$3,071,966	19,308	$5,369,504
Reinvestments	134,926	23,625,478	34,616	9,441,745
Redemptions	(92,258)	(19,440,894)	(126,911)	(35,080,899)

Net increase (decrease)	56,519	$7,256,550	(72,987)	$(20,269,650)

Class E
Sales	1,620	$360,610	2,235	$652,826
Reinvestments	21,470	3,933,608	5,737	1,619,585
Redemptions	(12,566)	(2,843,404)	(21,650)	(6,193,711)

Net increase (decrease)	10,524	$1,450,814	(13,678)	$(3,921,300)

Increase (decrease) derived from capital shares transactions		$37,150,364		$(33,173,631)

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$307.10	$267.73	$262.79	$233.39	$290.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.73	0.04	0.54	0.60	0.72
Net realized and unrealized gain (loss)	(50.49)	57.96	24.46	56.79	(27.59)

Total income (loss) from investment operations	(49.76)	58.00	25.00	57.39	(26.87)

Less Distributions
Distributions from net investment income	0.00	(0.25)	(0.32)	(0.08)	(0.06)
Distributions from net realized capital gains	(49.68)	(18.38)	(19.74)	(27.91)	(30.50)

Total distributions	(49.68)	(18.63)	(20.06)	(27.99)	(30.56)

Net Asset Value, End of Period	$207.66	$307.10	$267.73	$262.79	$233.39

Total Return (%) (b)	(15.06)	21.95	12.07	25.54	(11.07)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.98	0.97	0.96
Net ratio of expenses to average net assets (%) (c)	0.88	0.87	0.90	0.90	0.88
Ratio of net investment income (loss) to average net assets (%)	0.31	0.01	0.24	0.23	0.25
Portfolio turnover rate (%)	31	29	35	31	30
Net assets, end of period (in millions)	$230.6	$291.6	$262.1	$254.6	$223.9

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$283.63	$248.88	$246.17	$220.60	$277.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	(0.64)	(0.02)	(0.04)	(0.00	)(d)
Net realized and unrealized gain (loss)	(46.89)	53.77	22.47	53.52	(25.93)

Total income (loss) from investment operations	(46.76)	53.13	22.45	53.48	(25.93)

Less Distributions
Distributions from net realized capital gains	(49.68)	(18.38)	(19.74)	(27.91)	(30.50)

Total distributions	(49.68)	(18.38)	(19.74)	(27.91)	(30.50)

Net Asset Value, End of Period	$187.19	$283.63	$248.88	$246.17	$220.60

Total Return (%) (b)	(15.28)	21.64	11.79	25.23	(11.30)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.21	1.23	1.22	1.21
Net ratio of expenses to average net assets (%) (c)	1.13	1.12	1.15	1.15	1.13
Ratio of net investment income (loss) to average net assets (%)	0.06	(0.23)	(0.01)	(0.02)	(0.00	)(e)
Portfolio turnover rate (%)	31	29	35	31	30
Net assets, end of period (in millions)	$104.8	$142.8	$143.4	$141.8	$131.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$293.73	$256.93	$253.13	$225.95	$282.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35	(0.38)	0.19	0.21	0.27
Net realized and unrealized gain (loss)	(48.43)	55.56	23.35	54.88	(26.61)

Total income (loss) from investment operations	(48.08)	55.18	23.54	55.09	(26.34)

Less Distributions
Distributions from net realized capital gains	(49.68)	(18.38)	(19.74)	(27.91)	(30.50)

Total distributions	(49.68)	(18.38)	(19.74)	(27.91)	(30.50)

Net Asset Value, End of Period	$195.97	$293.73	$256.93	$253.13	$225.95

Total Return (%) (b)	(15.19)	21.77	11.90	25.35	(11.21)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.11	1.13	1.12	1.11
Net ratio of expenses to average net assets (%) (c)	1.03	1.02	1.05	1.05	1.03
Ratio of net investment income (loss) to average net assets (%)	0.16	(0.13)	0.09	0.08	0.10
Portfolio turnover rate (%)	31	29	35	31	30
Net assets, end of period (in millions)	$18.6	$24.8	$25.2	$24.8	$22.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $1,710 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $9,170,690. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,617,161. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$116,408,193	$0	$153,282,178

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$3,402,123	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	Of the first $25 million
0.080%	On the next $75 million
0.050%	On the next $100 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$289,904,055

Gross unrealized appreciation	88,448,094
Gross unrealized (depreciation)	(15,684,944)

Net unrealized appreciation (depreciation)	$72,763,150

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$2,325,566	$239,357	$70,931,990	$28,451,161	$73,257,556	$28,690,518

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$608,951	$17,605,483	$72,763,152	$—	$90,977,586

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Loomis Sayles Small Cap Core Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Core Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Core Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-23

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Loomis Sayles Small Cap Core Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the one- and three-year periods ended June 30, 2022 and underperformed the median of the same Performance Universe for the five-year period ended June 30, 2022. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the one- and five-year periods ended June 30, 2022 and underperformed the median of the same Performance Universe for the three-year period ended June 30, 2022. The Board further considered that the Portfolio outperformed the average of its Morningstar Category for the one- and three-year periods ended June 30, 2022 and underperformed the average of its Morningstar Category for the five-year period ended June 30, 2022. The Board further considered that the Portfolio outperformed the average of a different, but still comparable, Morningstar Category for the one- and five-

BHFTII-25

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

year periods ended June 30, 2022 and underperformed the average of the same Morningstar Category for the three-year period ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTII-26

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned -22.96%, -23.10%, and -23.07%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index¹, returned -26.36%.

MARKET ENVIRONMENT / CONDITIONS

2022 can be characterized as historic given the magnitude and persistence of volatility that took place during the year and extended beyond small cap stocks. Correlations between asset classes in 2022 were more than two standard deviations above the mean and was the highest on record since 1980. 2022 represented the 10th largest decline on record for small caps and marked the 3rd worst calendar year since 1979 for the Russell 2000 Growth Index (only 2002 and 2008 being worse). 2022 was also the only year on record where the Russell 2000 Index posted negative returns in each of the first three quarters. During 2022, the Russell 2000 Index experienced its highest number of down days than in any year with exception of 1984 and 2002 where the magnitude of the average down day was the fourth worst since 1979.When taking into account both the number of down days and the magnitude of declines on down days, 2022 represented the second worst year for the Russell 2000 Index on record, behind only 2008. Finally, when averaged over the full-year, a number of sentiment indicators reached all-time lows in 2022, including the Michigan Consumer Sentiment (since 1952), NFIB Small Business Economic Outlook (since 1974) and the AAII Bull-Bear Spread (since 1987).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Growth Portfolio outperformed the Russell 2000 Growth Index (the “Index”) during the twelve months ended December 31, 2022. Stock selection in Health Care, Financials and Information Technology (“IT”) sectors contributed positively to relative performance. An underweight position to the Energy and Materials sectors, as well as poor stock selection in the Materials sector were detractors to relative performance.

The largest contributors to performance on the individual security level were e.l.f. Beauty, Halozyme Therapeutics and Weatherford International. e.l.f Beauty is a multi-brand beauty company that makes prestige quality products accessible to everyone. Its creative marketing effort is paying dividends and allowing it to gain a bigger share at a time when beauty demand is coming back as the economy reopens. Halozyme Therapeutics is a biotech company focused on developing and commercializing oncology therapeutics. The company performed well as their partnered commercial products continued to grow well. Weatherford is a diversified energy services company with the majority of its revenue coming internationally. New management has successfully refocused the company on profitable product lines and services. This has led to better execution, which has drawn investor attention, and help close the valuation gap with its peers.

The Portfolio’s largest detractors included Kornit Digital, MaxLinear and Rapid7. Kornit Digital serves the growing e-commerce sector with its digital printing equipment and supplies allowing customers to print on demand and have more flexibility with its inventory. The stock saw a sharp sell-off due to a rotation away from high-growth, high-valuation stocks. Also, investors feared that Kornit’s massive growth during the COVID-19 pandemic period likely pulled forward demand, thus potentially slowing future growth. MaxLinear is a semiconductor company focused on the Broadband, Connectivity, and Infrastructure end markets. Despite several strong quarters in a row, the stock has been under pressure all year due to the semiconductor group sell-off triggered by continued supply chain challenges and fears of demand beginning to weaken. In addition, the announcement of the intent to acquire Silicon Motion in early May was met with broad skepticism over the strategic fit of the deal. Rapid7 focuses on vulnerability management, incident detection and response, and cloud security. The stock had been weak due to valuation compression across the broader software space and a lackluster financial report in the first quarter of 2022, with results that were only in line with expectations, and Rapid 7 didn’t raise its guidance on several key metrics.

During the period, we added new stocks with attractive investment potential and eliminated holdings where fundamentals no longer fit our investment thesis, market cap grew beyond our ceiling, or our stop loss was triggered. New positions included Applied Industrial Technologies, Box and Hexcel. Applied Industrial Technologies is a leading industrial distributor with two businesses: service center-based distribution and fluid power and flow control. We expect faster growth in the fluid power segment of the business as well as margins to continue to rise as this business segment has structurally higher margins. Lastly, the company expects to acquire small distributors to aid in its growth profile and give it a strong market position. Box, Inc. is a software vendor of Enterprise Content Management solutions for high-end use cases that prioritize security, governance, and scalability. Hexcel is a manufacturer of composite materials which it provides to the Aerospace market, in addition to various Industrial markets. Demand for key aircraft post-COVID is beginning to accelerate, which we believe should lead to outsize revenue growth and operating leverage for Hexcel.

Positions eliminated during the period included CryoPort, Wingstop and Fox Factory Holdings. CryoPort is a logistics company in the cell and gene therapy market. Given the high optimism about these new therapies and the high growth involved, CryoPort’s valuation increased to a point where the stock became vulnerable to any slight change in expectations. While the company’s projections did not change, the quarterly sequence of them did, which caused the market concern and the stock to fall and trigger our stop loss. Wingstop is a fast growing fast casual dining concept centered on chicken wings. The company was a big beneficiary during the COVID-19 pandemic period but began to face tougher comparisons. The stock was sold due to the extreme correction in its stock price combined with a valuation that did not lend support. Fox Factory Holding is leading manufacturer of performance shocks and other accessories for the

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

bike and truck market. The business thrived during the pandemic as consumers purchased an increased number of recreational-type vehicles and bikes. Despite this, we had to sell the stock after it underperformed due to supply chain issues impacting revenue growth and very tough comparables.

We manage the Portfolio in a bottom-up fashion focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make portfolio or sector changes using a macro lens. Sector weight changes during the period ending December 31, 2022, reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in the Consumer Discretionary, IT and Communication Services sectors were reduced while weights in the Energy, Consumer Staples and Health Care sectors increased.

At the end of 2022, the Portfolio continued to be focused on those higher quality small cap companies we think have the potential to grow into larger entities. Through the stock selection process, the Portfolio was diversified, with a relative overweight to the Health Care, Financials, Industrials and Consumer Staples sectors while underweight to the Energy, Materials and Real Estate sectors. The cash position was minimal and was used for transactional purposes.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	-22.96	7.75	11.62
Class B	-23.10	7.49	11.34
Class E	-23.07	7.60	11.45
Russell 2000 Growth Index	-26.36	3.51	9.20

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Halozyme Therapeutics, Inc.	2.2
WillScot Mobile Mini Holdings Corp.	2.0
Casella Waste Systems, Inc. - Class A	2.0
Inspire Medical Systems, Inc.	2.0
Rambus, Inc.	1.9
KBR, Inc.	1.8
Option Care Health, Inc.	1.8
WNS Holdings, Ltd.(ADR)	1.7
Axonics, Inc.	1.7
Albany International Corp. - Class A	1.6

Top Sectors

% of Net Assets
Health Care	26.6
Industrials	19.9
Information Technology	19.0
Consumer Discretionary	10.7
Financials	8.6
Consumer Staples	6.4
Energy	5.7
Communication Services	0.8

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.87%	$1,000.00	$1,083.30	$4.57
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class B (a)	Actual	1.12%	$1,000.00	$1,082.90	$5.88
	Hypothetical*	1.12%	$1,000.00	$1,019.56	$5.70

Class E (a)	Actual	1.02%	$1,000.00	$1,082.90	$5.36
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Hexcel Corp.	60,734	$3,574,196

Air Freight & Logistics—0.8%
Hub Group, Inc. - Class A (a)	34,242	2,721,897

Auto Components—3.0%
Dorman Products, Inc. (a)	46,928	3,795,067
Gentherm, Inc. (a)	61,693	4,027,936
Patrick Industries, Inc.	48,780	2,956,068

		10,779,071

Banks—3.2%
Ameris Bancorp	73,482	3,463,941
Bancorp, Inc. (The) (a)	151,307	4,294,093
Lakeland Financial Corp.	54,302	3,962,417

		11,720,451

Beverages—0.9%
Primo Water Corp.	216,462	3,363,820

Biotechnology—6.4%
Halozyme Therapeutics, Inc. (a)	138,291	7,868,758
Inhibrx, Inc. (a)	99,967	2,463,187
Insmed, Inc. (a)	122,572	2,448,989
PTC Therapeutics, Inc. (a)	69,428	2,650,067
Vericel Corp. (a)	98,184	2,586,166
Xencor, Inc. (a)	105,108	2,737,012
Xenon Pharmaceuticals, Inc. (a)	66,890	2,637,473

		23,391,652

Building Products—0.4%
Advanced Drainage Systems, Inc.	18,472	1,514,150

Capital Markets—3.4%
Focus Financial Partners, Inc. - Class A (a)	84,577	3,152,185
Hamilton Lane, Inc. - Class A	62,109	3,967,523
PJT Partners, Inc. - Class A	71,129	5,241,496

		12,361,204

Commercial Services & Supplies—2.9%
Casella Waste Systems, Inc. - Class A (a)	91,311	7,241,876
Driven Brands Holdings, Inc. (a)	120,185	3,282,252

		10,524,128

Communications Equipment—1.5%
Calix, Inc. (a)	81,445	5,573,281

Construction & Engineering—2.6%
Arcosa, Inc.	40,826	2,218,485
WillScot Mobile Mini Holdings Corp. (a)	163,771	7,397,536

		9,616,021

Electronic Equipment, Instruments & Components—2.9%
Advanced Energy Industries, Inc.	43,176	3,703,637

Electronic Equipment, Instruments & Components—(Continued)
Itron, Inc. (a)	42,009	2,127,756
Novanta, Inc. (a)	34,776	4,725,015

		10,556,408

Energy Equipment & Services—4.1%
Cactus, Inc. - Class A	113,520	5,705,515
Noble Corp. plc (a)	97,267	3,667,939
Weatherford International plc (a)	109,418	5,571,564

		14,945,018

Food Products—2.8%
Hostess Brands, Inc. (a)	109,116	2,448,563
Simply Good Foods Co. (The) (a)	137,339	5,223,002
Sovos Brands, Inc. (a)	185,667	2,668,035

		10,339,600

Health Care Equipment & Supplies—10.5%
AtriCure, Inc. (a)	88,715	3,937,172
Axonics, Inc. (a)	98,373	6,151,264
CONMED Corp.	39,640	3,513,689
Cutera, Inc. (a)	60,616	2,680,439
Inspire Medical Systems, Inc. (a)	28,390	7,150,873
LivaNova plc (a)	35,469	1,969,948
Merit Medical Systems, Inc. (a)	81,860	5,780,953
NuVasive, Inc. (a)	78,761	3,248,104
PROCEPT BioRobotics Corp. (a) (b)	58,196	2,417,462
STAAR Surgical Co. (a)	33,253	1,614,101

		38,464,005

Health Care Providers & Services—5.7%
Acadia Healthcare Co., Inc. (a)	60,880	5,011,642
Alignment Healthcare, Inc. (a)	187,334	2,203,048
Ensign Group, Inc. (The)	51,706	4,891,905
ModivCare, Inc. (a)	24,458	2,194,616
Option Care Health, Inc. (a)	215,824	6,494,144

		20,795,355

Health Care Technology—1.0%
Evolent Health, Inc. - Class A (a)	133,191	3,740,003

Hotels, Restaurants & Leisure—2.6%
Life Time Group Holdings, Inc. (a) (b)	202,866	2,426,277
Papa John’s International, Inc.	35,572	2,927,931
Texas Roadhouse, Inc.	44,465	4,044,092

		9,398,300

Household Durables—0.7%
Installed Building Products, Inc.	31,471	2,693,918

Insurance—2.0%
BRP Group, Inc. - Class A (a)	147,034	3,696,435
Kinsale Capital Group, Inc.	14,330	3,747,581

		7,444,016

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Interactive Media & Services—0.8%
Shutterstock, Inc.	55,497	$2,925,802

IT Services—3.3%
EVERTEC, Inc.	124,893	4,044,036
Grid Dynamics Holdings, Inc. (a)	151,447	1,699,235
WNS Holdings, Ltd. (ADR) (a)	79,177	6,333,368

		12,076,639

Leisure Products—2.0%
Malibu Boats, Inc. - Class A (a) (b)	56,951	3,035,489
Topgolf Callaway Brands Corp. (a) (b)	209,187	4,131,443

		7,166,932

Life Sciences Tools & Services—1.0%
Medpace Holdings, Inc. (a)	16,732	3,554,044

Machinery—3.9%
Albany International Corp. - Class A	58,785	5,795,613
Helios Technologies, Inc.	57,989	3,156,921
RBC Bearings, Inc. (a)	25,861	5,414,001

		14,366,535

Oil, Gas & Consumable Fuels—1.6%
Denbury, Inc. (a)	27,831	2,421,854
Magnolia Oil & Gas Corp. - Class A	144,462	3,387,634

		5,809,488

Personal Products—2.6%
BellRing Brands, Inc. (a)	112,119	2,874,731
elf Beauty, Inc. (a)	69,904	3,865,691
Inter Parfums, Inc.	30,230	2,917,800

		9,658,222

Pharmaceuticals—2.0%
Pacira BioSciences, Inc. (a)	76,926	2,970,113
Supernus Pharmaceuticals, Inc. (a)	117,087	4,176,493

		7,146,606

Professional Services—4.3%
FTI Consulting, Inc. (a)	23,714	3,765,783
Huron Consulting Group, Inc. (a)	43,552	3,161,875
ICF International, Inc.	23,055	2,283,598
KBR, Inc.	124,580	6,577,824

		15,789,080

Road & Rail—0.7%
Marten Transport, Ltd.	135,092	2,672,120

Semiconductors & Semiconductor Equipment—5.6%
MACOM Technology Solutions Holdings, Inc. (a)	88,853	5,595,962
MaxLinear, Inc. (a)	93,890	3,187,566
Rambus, Inc. (a)	194,809	6,978,058

Semiconductors & Semiconductor Equipment—(Continued)
Silicon Laboratories, Inc. (a)	35,444	4,808,687

		20,570,273

Software—4.3%
Box, Inc. - Class A (a)	127,126	3,957,432
Envestnet, Inc. (a)	63,027	3,888,766
Model N, Inc. (a)	49,365	2,002,245
Tenable Holdings, Inc. (a)	91,969	3,508,617
Varonis Systems, Inc. (a)	90,413	2,164,487

		15,521,547

Specialty Retail—0.7%
Boot Barn Holdings, Inc. (a)	43,058	2,691,986

Technology Hardware, Storage & Peripherals—1.5%
Pure Storage, Inc. - Class A (a)	198,029	5,299,256

Textiles, Apparel & Luxury Goods—1.7%
Columbia Sportswear Co.	37,962	3,324,712
Oxford Industries, Inc.	32,630	3,040,463

		6,365,175

Trading Companies & Distributors—3.3%
Applied Industrial Technologies, Inc.	35,918	4,526,746
McGrath RentCorp	41,891	4,136,317
SiteOne Landscape Supply, Inc. (a)	27,748	3,255,395

		11,918,458

Total Common Stocks (Cost $318,938,514)		357,048,657

Short-Term Investment—1.9%

Repurchase Agreement — 1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $6,974,436; collateralized by U.S. Treasury Bond at 2.375%, maturing 05/15/51, with a market value of $7,112,546.	6,973,041	6,973,041

Total Short-Term Investments (Cost $6,973,041)		6,973,041

Securities Lending Reinvestments (c)—0.6%

Repurchase Agreements—0.5%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $131,988; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $134,564.	131,926	131,926

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $400,187; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $408,000.	400,000	$400,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $400,191; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $408,000.	400,000	400,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $50,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $51,119.	50,000	50,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $100,047; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $102,181.	100,000	100,000
Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $350,166; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $357,000.	350,000	350,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $300,258; collateralized by various Common Stock with an aggregate market value of $333,958.	300,000	300,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $300,147; collateralized by various Common Stock with an aggregate market value of $332,828.	300,000	300,000

		2,031,926

Mutual Funds—0.1%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (d)	100,000	100,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (d)	100,000	100,000

		200,000

Total Securities Lending Reinvestments (Cost $2,231,926)		2,231,926

Total Investments— 100.2% (Cost $328,143,481)		366,253,624
Other assets and liabilities (net)—(0.2)%		(759,868)

Net Assets—100.0%		$365,493,756

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $2,170,684 and the collateral received consisted of cash in the amount of $2,231,926. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$357,048,657	$—	$—	$357,048,657
Total Short-Term Investment*	—	6,973,041	—	6,973,041
Securities Lending Reinvestments
Repurchase Agreements	—	2,031,926	—	2,031,926
Mutual Funds	200,000	—	—	200,000
Total Securities Lending Reinvestments	200,000	2,031,926	—	2,231,926
Total Investments	$357,248,657	$9,004,967	$—	$366,253,624

Collateral for Securities Loaned (Liability)	$—	$(2,231,926)	$—	$(2,231,926)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$366,253,624
Receivable for:
Investments sold	1,950,883
Fund shares sold	1,529
Dividends and interest	90,251
Prepaid expenses	1,315

Total Assets	368,297,602
Liabilities
Collateral for securities loaned	2,231,926
Payables for:
Fund shares redeemed	70,570
Accrued Expenses:
Management fees	254,655
Distribution and service fees	11,294
Deferred trustees’ fees	152,551
Other expenses	82,850

Total Liabilities	2,803,846

Net Assets	$365,493,756

Net Assets Consist of:
Paid in surplus	$328,802,047
Distributable earnings (Accumulated losses)	36,691,709

Net Assets	$365,493,756

Net Assets
Class A	$311,336,442
Class B	48,693,713
Class E	5,463,601
Capital Shares Outstanding*
Class A	32,804,119
Class B	6,112,852
Class E	633,934
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.49
Class B	7.97
Class E	8.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $328,143,481.
(b)	Includes securities loaned at value of $2,170,684.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$1,615,983
Interest	48,577
Securities lending income	26,390

Total investment income	1,690,950

Expenses
Management fees	3,562,587
Administration fees	29,431
Custodian and accounting fees	38,946
Distribution and service fees—Class B	133,490
Distribution and service fees—Class E	9,008
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	28,652
Insurance	3,423
Miscellaneous	10,771

Total expenses	3,917,315
Less management fee waiver	(375,843)
Less broker commission recapture	(17,069)

Net expenses	3,524,403

Net Investment Loss	(1,833,453)

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,101,671)
Net change in unrealized depreciation on investments	(111,073,732)

Net realized and unrealized gain (loss)	(112,175,403)

Net Increase (Decrease) in Net Assets From Operations	$(114,008,856)

(a)	Net of foreign withholding taxes of $9,551.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,833,453)	$(3,040,974)
Net realized gain (loss)	(1,101,671)	91,572,230
Net change in unrealized appreciation (depreciation)	(111,073,732)	(38,891,104)

Increase (decrease) in net assets from operations	(114,008,856)	49,640,152

From Distributions to Shareholders
Class A	(74,072,817)	(37,984,758)
Class B	(13,229,310)	(7,367,362)
Class E	(1,375,802)	(807,091)
From Return of Capital
Class A	(149,537)	—
Class B	(26,707)	—
Class E	(2,777)	—

Total distributions	(88,856,950)	(46,159,211)

Increase (decrease) in net assets from capital share transactions	74,461,907	(20,168,714)

Total increase (decrease) in net assets	(128,403,899)	(16,687,773)

Net Assets
Beginning of period	493,897,655	510,585,428

End of period	$365,493,756	$493,897,655

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,414,103	$18,099,302	527,040	$8,715,883
Reinvestments	8,580,619	74,222,354	2,430,247	37,984,758
Redemptions	(2,731,996)	(26,967,419)	(3,717,418)	(63,225,882)

Net increase (decrease)	7,262,726	$65,354,237	(760,131)	$(16,525,241)

Class B
Sales	292,625	$2,945,876	236,012	$3,510,657
Reinvestments	1,823,386	13,256,017	534,642	7,367,362
Redemptions	(856,180)	(7,817,104)	(950,468)	(14,088,049)

Net increase (decrease)	1,259,831	$8,384,789	(179,814)	$(3,210,030)

Class E
Sales	22,367	$221,029	13,353	$205,773
Reinvestments	175,392	1,378,579	55,394	807,091
Redemptions	(85,815)	(876,727)	(93,122)	(1,446,307)

Net increase (decrease)	111,944	$722,881	(24,375)	$(433,443)

Increase (decrease) derived from capital shares transactions		$74,461,907		$(20,168,714)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.30		$16.31	$14.03	$13.19	$14.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)		(0.09)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	(3.96)		1.65	4.16	3.41	0.43

Total income (loss) from investment operations	(4.01)		1.56	4.09	3.35	0.42

Less Distributions
Distributions from net realized capital gains	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)

Net Asset Value, End of Period	$9.49		$16.30	$16.31	$14.03	$13.19

Total Return (%) (c)	(22.96)		10.00	34.34	26.88	0.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95		0.95	0.97	0.98	0.96
Net ratio of expenses to average net assets (%) (d)	0.86		0.86	0.88	0.89	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.43)		(0.57)	(0.52)	(0.45)	(0.09)
Portfolio turnover rate (%)	33		44	57	47	44
Net assets, end of period (in millions)	$311.3		$416.3	$428.9	$283.4	$240.4

	Class B
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.35		$14.57	$12.76	$12.22	$14.05

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)		(0.12)	(0.09)	(0.09)	(0.05)
Net realized and unrealized gain (loss)	(3.52)		1.47	3.71	3.14	0.43

Total income (loss) from investment operations	(3.58)		1.35	3.62	3.05	0.38

Less Distributions
Distributions from net realized capital gains	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)

Net Asset Value, End of Period	$7.97		$14.35	$14.57	$12.76	$12.22

Total Return (%) (c)	(23.10)		9.74	34.04	26.51	0.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20		1.20	1.22	1.23	1.21
Net ratio of expenses to average net assets (%) (d)	1.11		1.11	1.13	1.14	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.68)		(0.81)	(0.78)	(0.70)	(0.33)
Portfolio turnover rate (%)	33		44	57	47	44
Net assets, end of period (in millions)	$48.7		$69.6	$73.3	$63.8	$57.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.19		$15.32	$13.31	$12.64	$14.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)		(0.11)	(0.08)	(0.08)	(0.03)
Net realized and unrealized gain (loss)	(3.71)		1.55	3.90	3.26	0.43

Total income (loss) from investment operations	(3.77)		1.44	3.82	3.18	0.40

Less Distributions
Distributions from net realized capital gains	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)

Net Asset Value, End of Period	$8.62		$15.19	$15.32	$13.31	$12.64

Total Return (%) (c)	(23.07)		9.86	34.15	26.68	0.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10		1.10	1.12	1.13	1.11
Net ratio of expenses to average net assets (%) (d)	1.01		1.01	1.03	1.04	1.03
Ratio of net investment income (loss) to average net assets (%)	(0.58)		(0.70)	(0.68)	(0.60)	(0.22)
Portfolio turnover rate (%)	33		44	57	47	44
Net assets, end of period (in millions)	$5.5		$7.9	$8.4	$7.4	$7.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.
Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primary due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $6,973,041. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,031,926. The

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$130,337,861	$0	$143,858,358

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$3,562,587	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$328,533,095

Gross unrealized appreciation	61,859,761
Gross unrealized (depreciation)	(24,139,232)

Net unrealized appreciation (depreciation)	$37,720,529

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$—	$—	$88,677,929	$46,159,211	$179,021	$—	$88,856,950	$46,159,211

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$37,720,529	$(876,269)	$36,844,260

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $876,269.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Loomis Sayles Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

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Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-23

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Loomis Sayles Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2022. The Board considered that the Portfolio outperformed the average of its Morningstar Category for the one- and five-year periods ended June 30, 2022 and underperformed the average of its Morningstar Category for the three-year period ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B, E and G shares of the MetLife Aggregate Bond Index Portfolio returned -13.09%, -13.31%, -13.25%, and -13.33%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -13.01%.

MARKET ENVIRONMENT / CONDITIONS

Accommodative fiscal and monetary policies in response to the pandemic accelerated U.S. gross domestic product (“GDP”) and employment growth but also exacerbated inflation. In response to persistent inflation, The U.S. Federal Reserve Bank (the “Fed”) initiated an unprecedented monetary tightening policy that remained throughout the year. Inflation peaked in June at 9.1%, before easing back to 7.1% by year-end. Despite high inflation and aggressive monetary policy, the U.S. economy remained resilient. GDP rebounded from slight contractions in the first and second quarter to grow 3.2% in the third quarter. The economy remained supported by stronger than expected growth in production, consumer spending and labor markets. Investors remained concerned about persistent inflation, risk of a near-term recession, and the continued global economic repercussions from the Russian invasion of Ukraine.

The Federal Funds target rate had remained at 0.00%—0.25% since March 2020, but was quickly reversed in March 2022 to combat rapidly increasing inflation. Beginning in March, The Fed increased rates seven times to a target rate of 4.25%—4.50% by year-end. Additionally, The Fed began to unwind its asset purchase program in June. The committee anticipated further tightening as it remained strongly committed to restoring inflation to its 2% long-term target.

U.S. Treasury rates ended the year substantially higher. The 5-year Treasury increased 2.70% to 3.96%, the 10-year Treasury increased 2.33% to 3.83% and the 30-year Treasury increased 2.05% to 3.94%. The overall curve flattened as the difference between the 2-year and 10-year Treasury decreased 1.34% to -0.57% while the 10-year and 30-year yield differential decreased only 0.28% to 0.11% at year end.

The benchmark index returned -13.01% in 2022. The Asset-Backed Security sector was the best performing asset class during the year, returning -4.30%. Corporates was the worst performing asset class, returning -15.76%. Option adjusted spreads for the Index increased 0.15%, ending the year at 0.36%. The worst performing asset classes were Commercial Mortgage-Backed Securities and Corporates with spreads increasing by 0.51% and 0.38%, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, and contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
MetLife Aggregate Bond Index Portfolio
Class A	-13.09	-0.18	0.82
Class B	-13.31	-0.44	0.57
Class E	-13.25	-0.34	0.67
Class G	-13.33	-0.48	0.52
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	70.3
Corporate Bonds & Notes	25.8
Foreign Government	1.5
Mortgage-Backed Securities	1.0
Municipals	0.5
Asset-Backed Securities	0.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.27%	$1,000.00	$969.80	$1.34
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

Class B (a)	Actual	0.52%	$1,000.00	$968.10	$2.58
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class E (a)	Actual	0.42%	$1,000.00	$968.60	$2.08
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14

Class G (a)	Actual	0.57%	$1,000.00	$967.90	$2.83
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—70.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—28.3%
Fannie Mae 15 Yr. Pool 1.500%, 04/01/36	1,598,386	$1,386,996
1.500%, 05/01/36	4,075,881	3,536,837
1.500%, 09/01/36	1,740,109	1,509,976
1.500%, 11/01/36	2,687,620	2,332,177
2.000%, 11/01/35	8,604,304	7,688,198
2.000%, 12/01/35	3,347,914	2,991,459
2.000%, 09/01/36	4,225,280	3,773,484
2.000%, 12/01/36	2,672,617	2,386,842
2.000%, 02/01/37	911,076	813,645
2.500%, 12/01/27	750,052	715,252
2.500%, 02/01/28	666,174	635,266
2.500%, 07/01/28	441,873	421,001
2.500%, 10/01/28	756,511	720,777
2.500%, 03/01/30	786,357	736,900
2.500%, 09/01/31	1,353,281	1,262,319
2.500%, 01/01/32	424,059	395,556
2.500%, 04/01/32	985,666	918,081
2.500%, 09/01/32	238,879	222,499
2.500%, 12/01/34	766,098	705,995
2.500%, 09/01/35	733,704	674,890
3.000%, 01/01/27	214,952	207,027
3.000%, 02/01/27	361,082	347,613
3.000%, 03/01/27	178,406	172,097
3.000%, 01/01/29	1,323,220	1,276,233
3.000%, 10/01/29	522,634	503,935
3.000%, 06/01/30	630,492	597,733
3.000%, 02/01/33	672,912	637,637
3.000%, 01/01/36	805,379	759,434
3.500%, 02/01/26	251,263	244,579
3.500%, 03/01/26	174,222	169,452
3.500%, 05/01/29	504,268	490,652
3.500%, 08/01/32	174,086	168,575
3.500%, 03/01/34	259,397	250,129
4.000%, 06/01/24	16,509	16,279
4.000%, 11/01/24	111,935	110,189
4.500%, 08/01/24	34,479	34,068
4.500%, 06/01/25	92,648	91,361
5.000%, 02/01/24	2,010	2,000
Fannie Mae 20 Yr. Pool 2.000%, 02/01/41	2,397,539	2,021,760
2.000%, 06/01/41	2,157,691	1,819,895
2.500%, 02/01/41	1,785,976	1,555,408
3.000%, 02/01/33	538,936	505,781
3.000%, 08/01/35	636,255	588,335
3.000%, 05/01/36	736,395	679,080
3.500%, 04/01/32	421,342	403,798
3.500%, 09/01/35	571,914	543,365
3.500%, 07/01/38	415,437	396,605
4.000%, 02/01/31	184,382	179,894
4.000%, 03/01/38	382,956	371,260
4.500%, 08/01/30	104,297	103,100
5.000%, 02/01/24	5,858	5,816
5.000%, 09/01/25	21,369	21,162
5.500%, 07/01/23	2,109	2,101
5.500%, 01/01/24	3,885	3,866

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool
5.500%, 07/01/24	14,954	14,872
5.500%, 07/01/25	23,416	23,301
Fannie Mae 30 Yr. Pool 1.500%, 03/01/51	3,506,222	2,710,836
1.500%, 04/01/51	4,447,955	3,438,480
1.500%, 10/01/51	934,079	721,512
2.000%, 10/01/50	9,838,110	8,071,595
2.000%, 11/01/50	7,742,727	6,350,053
2.000%, 12/01/50	3,948,068	3,236,709
2.000%, 01/01/51	9,703,107	7,951,798
2.000%, 02/01/51	4,096,164	3,355,578
2.000%, 04/01/51	8,571,002	7,011,199
2.000%, 05/01/51	4,371,363	3,574,478
2.000%, 06/01/51	5,321,154	4,349,473
2.000%, 08/01/51	2,263,370	1,848,656
2.000%, 09/01/51	4,578,108	3,737,846
2.000%, 10/01/51	6,466,695	5,277,794
2.000%, 11/01/51	1,866,487	1,522,754
2.000%, 12/01/51	4,700,333	3,833,258
2.000%, 01/01/52	2,836,497	2,312,365
2.000%, 02/01/52	5,663	4,613
2.000%, 03/01/52	1,886,038	1,536,291
2.500%, 01/01/50	986,807	846,996
2.500%, 03/01/50	913,057	782,647
2.500%, 05/01/50	2,202,992	1,886,977
2.500%, 07/01/50	3,569,477	3,055,230
2.500%, 08/01/50	6,402,048	5,477,733
2.500%, 09/01/50	5,172,552	4,424,145
2.500%, 11/01/50	1,269,763	1,085,256
2.500%, 12/01/50	1,976,117	1,688,358
2.500%, 01/01/51	2,042,897	1,744,780
2.500%, 02/01/51	1,019,069	870,042
2.500%, 05/01/51	3,204,503	2,732,509
2.500%, 07/01/51	4,251,896	3,621,340
2.500%, 08/01/51	2,155,058	1,834,376
2.500%, 09/01/51	7,036,865	5,986,199
2.500%, 10/01/51	5,374,506	4,569,334
2.500%, 12/01/51	6,472,722	5,496,491
2.500%, 01/01/52	2,809,370	2,384,237
2.500%, 02/01/52	5,668,020	4,807,437
2.500%, 03/01/52	951,193	806,041
2.500%, 05/01/52	1,942,230	1,646,907
3.000%, 08/01/42	711,535	645,229
3.000%, 09/01/42	596,306	540,737
3.000%, 11/01/42	959,508	873,466
3.000%, 12/01/42	641,404	582,605
3.000%, 01/01/43	451,891	409,780
3.000%, 03/01/43	902,267	828,581
3.000%, 07/01/43	924,910	838,563
3.000%, 09/01/43	548,320	497,130
3.000%, 05/01/45	1,257,037	1,141,777
3.000%, 05/01/46	727,784	653,967
3.000%, 06/01/46	998,067	896,837
3.000%, 08/01/46	1,068,835	960,427
3.000%, 02/01/47	1,486,244	1,335,500

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 11/01/49	665,912	$591,967
3.000%, 12/01/49	1,199,417	1,066,231
3.000%, 01/01/50	1,247,859	1,109,293
3.000%, 02/01/50	609,437	541,763
3.000%, 05/01/50	2,492,888	2,216,389
3.000%, 07/01/50	922,310	819,655
3.000%, 08/01/50	3,772,346	3,351,745
3.000%, 11/01/51	2,612,397	2,303,755
3.000%, 12/01/51	2,238,276	1,972,445
3.000%, 04/01/52	3,838,068	3,373,477
3.000%, 05/01/52	3,880,721	3,410,213
3.000%, 06/01/52	3,408,234	2,994,349
3.500%, 12/01/40	434,770	407,176
3.500%, 03/01/42	412,929	387,626
3.500%, 05/01/42	760,527	712,303
3.500%, 06/01/42	525,831	492,489
3.500%, 08/01/42	321,312	300,939
3.500%, 09/01/42	1,364,172	1,277,672
3.500%, 01/01/43	520,624	487,612
3.500%, 06/01/43	670,751	629,086
3.500%, 08/01/44	710,089	662,828
3.500%, 02/01/45	758,644	708,151
3.500%, 03/01/45	819,887	760,160
3.500%, 04/01/45	489,212	453,574
3.500%, 09/01/45	650,023	602,671
3.500%, 11/01/45	659,550	611,503
3.500%, 01/01/46	796,573	738,545
3.500%, 03/01/46	747,640	692,137
3.500%, 05/01/46	530,179	490,820
3.500%, 11/01/47	1,239,334	1,147,159
3.500%, 02/01/49	243,938	225,644
3.500%, 08/01/49	286,423	263,444
3.500%, 10/01/49	600,982	552,768
3.500%, 01/01/50	393,686	362,102
3.500%, 02/01/50	194,173	178,596
3.500%, 05/01/50	902,720	830,051
3.500%, 04/01/52	3,830,491	3,480,947
3.500%, 06/01/52	1,939,162	1,762,207
3.500%, 08/01/52	3,938,771	3,579,346
4.000%, 08/01/39	299,199	289,945
4.000%, 09/01/39	245,825	238,221
4.000%, 12/01/39	298,380	289,151
4.000%, 06/01/40	290,414	280,949
4.000%, 09/01/40	185,477	179,433
4.000%, 12/01/40	1,663,104	1,611,907
4.000%, 01/01/41	711,488	688,300
4.000%, 12/01/41	276,825	266,986
4.000%, 02/01/42	394,334	380,319
4.000%, 09/01/43	533,722	516,533
4.000%, 05/01/44	555,910	535,047
4.000%, 08/01/44	954,286	918,472
4.000%, 10/01/44	288,972	278,127
4.000%, 11/01/44	788,681	759,191
4.000%, 01/01/45	668,677	643,582
4.000%, 03/01/45	436,765	419,991

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 10/01/45	629,857	605,668
4.000%, 03/01/47	188,438	179,917
4.000%, 05/01/47	199,108	190,105
4.000%, 06/01/47	1,377,726	1,315,432
4.000%, 07/01/47	325,566	310,845
4.000%, 10/01/47	481,654	459,876
4.000%, 05/01/48	545,076	519,978
4.000%, 06/01/48	461,055	439,826
4.000%, 07/01/48	347,971	331,949
4.000%, 09/01/48	166,977	159,289
4.000%, 10/01/48	260,840	248,830
4.000%, 11/01/48	321,788	306,972
4.000%, 04/01/49	536,646	510,837
4.000%, 02/01/50	564,437	537,291
4.000%, 03/01/50	614,582	585,024
4.000%, 09/01/50	481,035	455,998
4.000%, 07/01/52	3,172,975	2,976,479
4.000%, 09/01/52	3,926,538	3,683,376
4.000%, 11/01/52	1,486,727	1,394,608
4.500%, 08/01/33	49,098	48,439
4.500%, 10/01/33	63,075	62,228
4.500%, 04/01/34	49,718	49,049
4.500%, 01/01/39	8,350	8,277
4.500%, 07/01/39	440,518	436,687
4.500%, 09/01/39	527,094	522,510
4.500%, 10/01/39	338,041	335,101
4.500%, 05/01/40	423,430	419,669
4.500%, 08/01/40	482,032	477,751
4.500%, 11/01/40	270,981	268,574
4.500%, 12/01/40	645,340	639,608
4.500%, 04/01/41	1,623,977	1,609,235
4.500%, 05/01/41	324,579	321,597
4.500%, 03/01/44	234,546	231,960
4.500%, 08/01/47	468,567	459,458
4.500%, 10/01/48	236,381	231,675
4.500%, 12/01/48	308,460	302,318
4.500%, 08/01/52	1,938,626	1,867,978
4.500%, 09/01/52	2,928,501	2,821,779
4.500%, 10/01/52	1,968,414	1,896,680
4.500%, 11/01/52	3,464,917	3,338,647
5.000%, 07/01/33	36,478	36,633
5.000%, 08/01/33	160,838	161,525
5.000%, 09/01/33	56,024	56,263
5.000%, 10/01/33	567,647	570,070
5.000%, 03/01/34	69,624	69,921
5.000%, 04/01/34	142,297	142,974
5.000%, 05/01/34	24,563	24,690
5.000%, 09/01/34	105,062	105,607
5.000%, 02/01/35	44,002	44,230
5.000%, 04/01/35	12,422	12,505
5.000%, 05/01/35	14,684	14,782
5.000%, 11/01/35	42,849	43,134
5.000%, 03/01/36	152,311	153,325
5.000%, 07/01/37	113,625	114,809
5.000%, 01/01/39	118,544	119,779

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 04/01/40	347,878	$352,131
5.000%, 07/01/41	221,781	224,525
5.000%, 04/01/49	377,190	375,779
5.000%, 10/01/52	1,964,395	1,937,144
5.000%, 11/01/52	1,484,000	1,463,414
5.000%, 12/01/52	3,970,140	3,915,066
5.500%, 10/01/32	10,069	10,268
5.500%, 02/01/33	28,290	28,849
5.500%, 03/01/33	4,561	4,653
5.500%, 08/01/33	69,937	71,341
5.500%, 10/01/33	38,223	38,990
5.500%, 12/01/33	179,852	183,461
5.500%, 02/01/34	33,388	34,094
5.500%, 03/01/34	27,596	28,179
5.500%, 04/01/34	12,845	13,116
5.500%, 09/01/34	58,307	59,538
5.500%, 12/01/34	39,272	40,102
5.500%, 01/01/35	41,085	41,953
5.500%, 04/01/35	7,814	8,009
5.500%, 06/01/35	41,950	42,999
5.500%, 01/01/37	51,950	53,446
5.500%, 05/01/37	42,312	43,561
5.500%, 05/01/38	27,400	28,216
5.500%, 06/01/38	28,152	28,990
5.500%, 12/01/52	1,990,157	1,996,201
5.500%, 01/01/53	1,992,087	1,998,185
6.000%, 08/01/28	178	182
6.000%, 11/01/28	151	155
6.000%, 12/01/28	230	236
6.000%, 06/01/31	23,496	24,365
6.000%, 09/01/32	25,218	26,330
6.000%, 01/01/33	4,613	4,817
6.000%, 02/01/33	30,828	32,187
6.000%, 03/01/33	27,180	28,413
6.000%, 04/01/33	65,909	68,899
6.000%, 05/01/33	64,771	67,709
6.000%, 05/01/34	56,365	58,939
6.000%, 09/01/34	53,840	56,299
6.000%, 01/01/35	29,564	30,914
6.000%, 07/01/36	9,662	10,116
6.000%, 09/01/36	40,007	41,884
6.000%, 07/01/37	40,226	42,170
6.000%, 08/01/37	67,664	70,935
6.000%, 10/01/37	40,505	42,462
6.000%, 12/01/38	41,784	43,835
6.500%, 05/01/28	9,521	9,828
6.500%, 12/01/28	38,336	39,618
6.500%, 03/01/29	1,037	1,071
6.500%, 04/01/29	7,090	7,321
6.500%, 05/01/29	233	241
6.500%, 08/01/29	349	362
6.500%, 05/01/30	9,087	9,409
6.500%, 09/01/31	2,851	2,979
6.500%, 06/01/32	6,447	6,763
6.500%, 10/01/33	13,405	14,288

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 10/01/34	89,146	95,017
6.500%, 10/01/37	12,493	13,372
7.000%, 06/01/26	137	138
7.000%, 06/01/28	4,025	4,067
7.000%, 10/01/29	1,950	2,033
7.000%, 06/01/32	20,229	21,356
7.000%, 10/01/37	57,919	63,032
7.500%, 09/01/25	728	739
7.500%, 06/01/26	796	811
7.500%, 07/01/29	2,612	2,724
7.500%, 10/01/29	1,600	1,631
8.000%, 11/01/29	39	41
8.000%, 05/01/30	11,371	11,828
8.000%, 11/01/30	336	350
8.000%, 01/01/31	581	603
8.000%, 02/01/31	1,386	1,479
Fannie Mae-ACES 1.610%, 03/25/31	1,039,859	944,110
2.190%, 01/25/30	1,435,000	1,231,227
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/27	255,366	243,756
2.500%, 04/01/28	503,683	480,339
2.500%, 12/01/29	714,611	672,141
2.500%, 01/01/31	1,034,175	970,124
2.500%, 01/01/32	1,770,881	1,653,421
3.000%, 03/01/27	210,690	202,848
3.000%, 05/01/27	292,830	282,763
3.000%, 11/01/28	424,409	409,726
3.000%, 05/01/31	916,031	868,954
3.500%, 12/01/25	174,437	170,285
3.500%, 05/01/26	62,376	60,749
3.500%, 09/01/30	709,323	690,628
4.000%, 05/01/25	65,441	64,294
4.000%, 08/01/25	38,328	37,630
4.000%, 10/01/25	62,935	61,688
5.500%, 01/01/24	5,762	5,743
Freddie Mac 15 Yr. Pool 1.500%, 03/01/36	1,551,327	1,346,213
1.500%, 05/01/36	4,073,054	3,534,520
2.000%, 10/01/35	2,421,569	2,163,755
2.000%, 11/01/35	1,907,744	1,704,634
2.000%, 06/01/36	801,220	715,534
2.500%, 08/01/35	1,252,491	1,152,132
3.000%, 10/01/32	459,066	434,998
3.000%, 03/01/35	742,318	700,221
Freddie Mac 20 Yr. Gold Pool 3.000%, 04/01/33	849,851	796,867
3.000%, 02/01/37	908,061	838,266
3.500%, 04/01/32	524,849	503,453
4.000%, 01/01/31	201,686	196,960
4.000%, 08/01/31	220,750	215,334
4.500%, 05/01/29	47,850	47,345
5.000%, 03/01/27	19,255	19,117

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Pool 1.500%, 01/01/42	2,824,531	$2,293,112
2.000%, 03/01/41	2,028,816	1,712,556
2.000%, 12/01/41	2,770,553	2,332,867
2.500%, 02/01/41	1,501,844	1,308,029
Freddie Mac 30 Yr. Gold Pool 3.000%, 10/01/42	918,013	833,330
3.000%, 01/01/43	692,614	628,723
3.000%, 03/01/43	625,468	567,772
3.000%, 04/01/43	1,454,667	1,322,295
3.000%, 06/01/43	961,017	872,167
3.000%, 06/01/45	1,020,315	918,252
3.000%, 06/01/46	1,006,957	905,731
3.000%, 11/01/46	1,132,427	1,018,588
3.000%, 01/01/47	1,990,041	1,789,988
3.500%, 01/01/42	321,861	301,736
3.500%, 03/01/42	293,617	275,268
3.500%, 02/01/43	502,169	470,787
3.500%, 05/01/43	768,955	720,524
3.500%, 06/01/43	445,163	417,125
3.500%, 06/01/44	365,316	341,336
3.500%, 10/01/44	471,756	440,790
3.500%, 12/01/44	557,818	521,202
3.500%, 05/01/45	719,714	667,936
3.500%, 11/01/45	700,441	650,049
3.500%, 12/01/45	431,766	400,704
3.500%, 03/01/46	1,236,703	1,146,956
3.500%, 06/01/47	569,805	527,931
3.500%, 08/01/47	367,393	340,394
3.500%, 11/01/47	492,339	456,157
4.000%, 06/01/39	187,835	182,207
4.000%, 12/01/39	360,482	349,681
4.000%, 11/01/40	264,096	255,732
4.000%, 04/01/41	314,664	303,779
4.000%, 09/01/41	274,413	264,920
4.000%, 10/01/41	726,616	701,480
4.000%, 11/01/41	245,703	237,204
4.000%, 07/01/44	595,844	574,037
4.000%, 10/01/44	462,377	445,454
4.000%, 07/01/45	728,990	701,684
4.000%, 01/01/46	668,083	643,058
4.000%, 02/01/46	376,379	362,281
4.000%, 06/01/47	602,282	575,597
4.000%, 10/01/47	319,999	305,821
4.000%, 11/01/47	306,128	292,565
4.000%, 03/01/48	482,684	461,298
4.000%, 05/01/48	223,655	213,565
4.000%, 10/01/48	245,628	234,548
4.000%, 11/01/48	296,692	283,307
4.000%, 01/01/49	175,155	167,254
4.500%, 10/01/35	106,167	104,908
4.500%, 06/01/38	151,556	149,758
4.500%, 02/01/39	94,199	93,472
4.500%, 03/01/39	122,581	121,634
4.500%, 04/01/39	142,394	141,294
4.500%, 09/01/39	167,544	166,250

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 10/01/39	405,526	402,393
4.500%, 11/01/39	118,016	117,104
4.500%, 01/01/40	121,015	120,080
4.500%, 05/01/40	164,172	162,873
4.500%, 11/01/40	247,867	245,906
4.500%, 02/01/41	48,641	48,241
4.500%, 05/01/41	169,578	168,185
4.500%, 06/01/41	101,491	100,657
4.500%, 12/01/43	201,450	199,650
4.500%, 12/01/45	291,550	288,619
4.500%, 08/01/47	429,534	421,596
4.500%, 08/01/48	177,906	174,538
4.500%, 10/01/48	313,175	307,245
4.500%, 12/01/48	200,311	196,518
5.000%, 10/01/33	160,173	161,038
5.000%, 03/01/34	25,500	25,661
5.000%, 08/01/35	151,789	152,968
5.000%, 09/01/35	44,028	44,370
5.000%, 10/01/35	7,486	7,544
5.000%, 01/01/36	127,548	128,539
5.000%, 04/01/38	82,743	83,774
5.000%, 11/01/39	364,516	369,229
5.000%, 05/01/40	403,561	408,947
5.500%, 06/01/34	32,917	33,649
5.500%, 10/01/35	47,795	49,045
5.500%, 01/01/36	76,690	78,696
5.500%, 12/01/37	96,861	99,767
5.500%, 04/01/38	49,218	50,736
5.500%, 07/01/38	53,203	54,843
6.000%, 11/01/28	1,609	1,653
6.000%, 12/01/28	1,274	1,309
6.000%, 04/01/29	663	681
6.000%, 06/01/31	974	1,011
6.000%, 07/01/31	188	195
6.000%, 09/01/31	33,274	34,541
6.000%, 11/01/32	6,465	6,757
6.000%, 11/01/35	30,503	31,948
6.000%, 02/01/36	37,602	39,383
6.000%, 08/01/36	16,001	16,770
6.000%, 01/01/37	21,290	22,313
6.500%, 02/01/30	3,267	3,386
6.500%, 08/01/31	2,515	2,631
6.500%, 11/01/31	5,109	5,345
6.500%, 03/01/32	95,979	100,784
6.500%, 04/01/32	91,950	96,552
6.500%, 11/01/37	29,582	31,695
7.000%, 12/01/27	329	339
7.000%, 11/01/28	515	534
7.000%, 04/01/29	1,021	1,065
7.000%, 05/01/29	214	218
7.000%, 07/01/29	131	132
7.000%, 01/01/31	30,371	31,096
7.500%, 10/01/27	2,114	2,187
7.500%, 10/01/29	2,916	3,076
7.500%, 05/01/30	4,213	4,387

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
8.000%, 02/01/27	748	$771
8.000%, 10/01/28	1,257	1,307
Freddie Mac 30 Yr. Pool 1.500%, 03/01/51	875,855	677,178
1.500%, 04/01/51	4,424,585	3,420,468
1.500%, 05/01/51	2,235,106	1,727,641
2.000%, 10/01/50	3,768,763	3,092,053
2.000%, 11/01/50	3,893,864	3,193,483
2.000%, 12/01/50	6,366,152	5,219,110
2.000%, 01/01/51	9,705,156	7,953,486
2.000%, 02/01/51	4,086,735	3,347,858
2.000%, 05/01/51	5,629,606	4,603,218
2.000%, 06/01/51	1,770,021	1,446,761
2.000%, 07/01/51	5,380,379	4,396,087
2.000%, 08/01/51	4,430,295	3,618,436
2.000%, 12/01/51	6,572,934	5,360,264
2.500%, 03/01/50	1,621,959	1,390,300
2.500%, 07/01/50	4,252,055	3,639,475
2.500%, 09/01/50	2,940,743	2,515,256
2.500%, 10/01/50	2,386,177	2,040,188
2.500%, 12/01/50	3,281,814	2,803,926
2.500%, 04/01/51	4,345,315	3,707,489
2.500%, 07/01/51	5,981,100	5,094,112
2.500%, 08/01/51	4,171,843	3,551,061
2.500%, 12/01/51	2,311,726	1,963,069
3.000%, 01/01/48	429,229	385,666
3.000%, 09/01/49	964,807	857,666
3.000%, 12/01/49	1,244,966	1,106,713
3.000%, 02/01/50	631,358	561,246
3.000%, 04/01/50	1,121,492	997,300
3.000%, 05/01/50	1,070,235	951,512
3.000%, 07/01/50	948,603	843,005
3.000%, 11/01/50	1,028,116	912,871
3.500%, 10/01/47	507,591	469,832
3.500%, 04/01/49	340,173	312,867
3.500%, 05/01/49	218,457	200,921
3.500%, 10/01/49	464,084	426,832
3.500%, 03/01/50	623,901	573,820
3.500%, 06/01/50	1,208,707	1,110,984
3.500%, 08/01/50	1,740,917	1,599,895
4.000%, 02/01/49	170,107	162,275
4.000%, 06/01/49	342,333	325,870
4.500%, 01/01/49	172,947	169,503
Freddie Mac Multifamily Structured Pass-Through Certificates 2.519%, 07/25/29	2,250,000	2,001,130
2.785%, 06/25/29	1,800,000	1,629,602
3.187%, 09/25/27 (a)	1,265,000	1,198,708
3.194%, 07/25/27	685,000	649,906
3.780%, 10/25/28 (a)	4,000,000	3,844,483
3.920%, 09/25/28 (a)	2,900,000	2,817,479
3.926%, 07/25/28 (a)	2,500,000	2,434,884
Ginnie Mae I 15 Yr. Pool 3.000%, 08/15/28	418,446	398,855

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 3.000%, 11/15/42	654,434	593,001
3.000%, 12/15/42	689,089	624,403
3.000%, 02/15/43	495,077	448,603
3.000%, 03/15/43	542,291	491,375
3.000%, 07/15/43	481,271	436,085
3.500%, 02/15/42	176,758	165,931
4.000%, 07/15/39	406,718	395,349
4.000%, 07/15/40	221,287	215,110
4.500%, 01/15/39	82,517	82,161
4.500%, 04/15/39	218,264	217,319
4.500%, 05/15/39	455,892	453,918
4.500%, 08/15/39	174,791	174,035
4.500%, 01/15/40	190,501	189,676
4.500%, 04/15/40	95,103	94,695
4.500%, 02/15/41	51,761	51,539
4.500%, 04/15/41	59,473	59,227
5.000%, 12/15/35	84,432	85,834
5.000%, 12/15/36	18,444	18,530
5.000%, 01/15/39	240,544	245,323
5.000%, 02/15/39	47,563	48,604
5.000%, 08/15/39	266,919	272,380
5.000%, 09/15/39	44,550	45,463
5.000%, 12/15/39	172,907	176,617
5.000%, 05/15/40	144,012	146,783
5.500%, 03/15/36	47,519	48,612
5.500%, 09/15/38	18,277	18,622
5.500%, 08/15/39	57,869	60,414
6.000%, 01/15/29	917	931
6.000%, 01/15/33	66,725	69,446
6.000%, 03/15/35	46,294	48,635
6.000%, 12/15/35	45,354	47,265
6.000%, 09/15/36	38,148	39,825
6.000%, 07/15/38	103,949	109,763
6.500%, 02/15/27	4,566	4,607
6.500%, 07/15/28	1,667	1,686
6.500%, 08/15/28	3,266	3,334
6.500%, 11/15/28	1,493	1,535
6.500%, 12/15/28	3,818	3,882
6.500%, 07/15/29	1,272	1,291
6.500%, 05/15/36	80,706	85,451
7.000%, 01/15/28	560	574
7.000%, 05/15/28	2,806	2,849
7.000%, 06/15/28	2,981	3,071
7.000%, 10/15/28	3,666	3,766
7.000%, 09/15/29	283	284
7.000%, 01/15/31	907	925
7.000%, 03/15/31	470	485
7.000%, 08/15/31	24,780	26,263
7.000%, 07/15/32	10,052	10,673
8.000%, 08/15/26	630	648
8.000%, 09/15/26	646	648
Ginnie Mae II 30 Yr. Pool 2.000%, 11/20/50	4,412,555	3,722,138
2.000%, 01/20/51	2,294,971	1,935,885
2.000%, 03/20/51	3,959,349	3,332,984

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
2.000%, 04/20/51	4,050,823	$3,408,733
2.000%, 05/20/51	9,081,986	7,639,602
2.000%, 06/20/51	2,091,135	1,758,377
2.000%, 10/20/51	2,732,449	2,294,256
2.000%, 12/20/51	2,333,273	1,957,649
2.500%, 02/20/50	931,281	812,203
2.500%, 06/20/50	3,363,719	2,933,617
2.500%, 07/20/50	2,423,945	2,114,007
2.500%, 09/20/50	4,006,201	3,493,948
2.500%, 10/20/50	1,181,933	1,030,805
2.500%, 11/20/50	1,801,173	1,570,866
2.500%, 12/20/50	1,874,188	1,634,545
2.500%, 04/20/51	2,300,322	2,001,908
2.500%, 06/20/51	2,475,278	2,152,635
2.500%, 08/20/51	2,610,407	2,265,451
2.500%, 09/20/51	4,432,223	3,845,802
2.500%, 12/20/51	4,616,869	4,002,473
2.500%, 04/20/52	2,399,945	2,076,002
3.000%, 12/20/42	671,302	610,577
3.000%, 03/20/43	618,783	562,654
3.000%, 12/20/44	567,904	515,566
3.000%, 04/20/45	516,580	468,208
3.000%, 08/20/45	928,280	841,356
3.000%, 11/20/45	497,203	450,646
3.000%, 01/20/46	814,920	738,611
3.000%, 09/20/46	888,785	805,515
3.000%, 10/20/46	909,106	823,931
3.000%, 11/20/46	958,453	869,566
3.000%, 01/20/47	991,200	898,334
3.000%, 04/20/47	434,158	393,435
3.000%, 02/20/48	630,365	571,239
3.000%, 10/20/49	690,649	622,352
3.000%, 01/20/50	1,816,831	1,635,654
3.000%, 05/20/50	1,435,647	1,290,874
3.000%, 07/20/50	923,849	830,401
3.000%, 11/20/50	2,040,996	1,833,919
3.000%, 05/20/51	1,780,496	1,593,745
3.000%, 05/20/52	4,371,709	3,894,304
3.500%, 12/20/41	392,306	369,534
3.500%, 08/20/42	360,496	339,586
3.500%, 01/20/43	509,972	480,392
3.500%, 05/20/43	784,103	738,562
3.500%, 07/20/44	754,698	710,146
3.500%, 02/20/45	778,545	732,584
3.500%, 06/20/45	482,940	453,910
3.500%, 08/20/45	1,137,760	1,069,368
3.500%, 10/20/45	755,086	709,697
3.500%, 12/20/45	697,363	655,443
3.500%, 01/20/46	661,435	621,675
3.500%, 02/20/46	539,964	507,506
3.500%, 06/20/46	592,937	556,312
3.500%, 02/20/47	939,859	881,805
3.500%, 03/20/47	793,560	741,173
3.500%, 09/20/47	328,130	306,468
3.500%, 10/20/48	156,542	146,003

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 05/20/49	288,387	268,538
3.500%, 07/20/49	315,018	293,251
3.500%, 09/20/49	845,429	786,669
3.500%, 10/20/49	524,949	488,463
3.500%, 11/20/49	725,357	674,844
3.500%, 12/20/49	474,186	441,101
3.500%, 02/20/50	607,785	565,378
3.500%, 06/20/50	690,015	640,657
3.500%, 02/20/51	1,126,199	1,047,317
3.500%, 08/20/52	1,970,523	1,808,566
4.000%, 11/20/40	339,869	331,734
4.000%, 12/20/40	466,665	455,496
4.000%, 11/20/43	226,326	220,211
4.000%, 04/20/44	319,084	308,298
4.000%, 05/20/44	381,626	368,725
4.000%, 09/20/44	628,217	606,979
4.000%, 11/20/44	167,203	161,550
4.000%, 10/20/45	579,192	559,002
4.000%, 11/20/45	312,352	301,464
4.000%, 03/20/47	120,647	116,418
4.000%, 04/20/47	480,432	461,888
4.000%, 09/20/47	440,843	423,827
4.000%, 07/20/48	306,855	294,805
4.000%, 08/20/48	220,656	211,991
4.000%, 09/20/48	398,734	383,076
4.000%, 07/20/49	409,540	393,198
4.000%, 05/20/50	588,033	564,569
4.000%, 07/20/52	2,468,649	2,334,771
4.000%, 10/20/52	1,492,881	1,411,920
4.500%, 08/20/40	273,256	273,170
4.500%, 12/20/40	206,540	206,474
4.500%, 04/20/41	156,801	156,711
4.500%, 03/20/42	165,403	165,308
4.500%, 10/20/43	195,997	195,507
4.500%, 03/20/47	307,100	305,324
4.500%, 03/20/49	211,523	207,726
4.500%, 08/20/52	2,476,943	2,401,670
4.500%, 10/20/52	2,986,996	2,896,223
5.000%, 08/20/40	143,810	146,528
5.000%, 10/20/40	158,041	161,028
5.000%, 06/20/44	338,287	344,680
5.000%, 10/20/48	232,099	232,670
5.000%, 01/20/49	163,535	163,937
6.500%, 06/20/31	6,905	7,219
7.500%, 02/20/28	545	563

		568,160,297

Federal Agencies—1.2%
Federal Farm Credit Banks Funding Corp. 0.125%, 05/10/23	1,500,000	1,475,400
Federal Home Loan Banks 2.875%, 09/13/24	4,600,000	4,461,218
3.000%, 09/10/27	2,000,000	1,894,000
3.250%, 11/16/28 (b)	2,700,000	2,598,534

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 0.375%, 09/23/25	2,100,000	$1,891,533
1.500%, 02/12/25 (b)	1,500,000	1,412,730
6.250%, 07/15/32 (b)	1,600,000	1,872,272
6.750%, 03/15/31	900,000	1,061,865
Federal National Mortgage Association 0.750%, 10/08/27 (b)	1,500,000	1,289,250
2.125%, 04/24/26 (b)	2,500,000	2,341,900
2.625%, 09/06/24	800,000	776,448
6.625%, 11/15/30	1,450,000	1,695,456
Tennessee Valley Authority 3.500%, 12/15/42 (b)	1,600,000	1,328,192

		24,098,798

U.S. Treasury—40.8%
U.S. Treasury Bonds 1.125%, 05/15/40	7,100,000	4,477,437
1.125%, 08/15/40	3,200,000	2,003,500
1.250%, 05/15/50	3,200,000	1,739,000
1.375%, 11/15/40	7,500,000	4,912,500
1.375%, 08/15/50	7,600,000	4,266,687
1.625%, 11/15/50 (b)	6,500,000	3,907,109
1.750%, 08/15/41	4,300,000	2,967,000
1.875%, 02/15/41	5,200,000	3,701,750
1.875%, 02/15/51 (b)	5,800,000	3,719,250
1.875%, 11/15/51 (b)	6,500,000	4,155,938
2.000%, 02/15/50	8,000,000	5,325,000
2.000%, 08/15/51 (b)	7,500,000	4,953,516
2.250%, 05/15/41	3,700,000	2,798,125
2.250%, 08/15/46	3,000,000	2,140,313
2.250%, 08/15/49	6,000,000	4,253,438
2.250%, 02/15/52	2,100,000	1,476,563
2.375%, 05/15/51	5,100,000	3,694,313
2.500%, 05/15/46	4,800,000	3,608,250
2.750%, 08/15/42	4,820,000	3,905,706
2.750%, 11/15/42	1,200,000	969,563
2.750%, 08/15/47 (b)	3,000,000	2,358,750
2.750%, 11/15/47	800,000	629,000
2.875%, 05/15/43	3,260,000	2,680,841
2.875%, 08/15/45 (b)	3,700,000	2,997,578
2.875%, 11/15/46 (b)	4,600,000	3,713,781
2.875%, 05/15/49 (b)	2,300,000	1,863,359
2.875%, 05/15/52	3,900,000	3,157,781
3.000%, 11/15/44	2,600,000	2,160,844
3.000%, 05/15/45	3,100,000	2,569,609
3.000%, 02/15/47 (b)	3,000,000	2,470,781
3.000%, 05/15/47 (b)	2,800,000	2,305,188
3.000%, 08/15/48	7,700,000	6,364,531
3.000%, 02/15/49	7,300,000	6,057,859
3.000%, 08/15/52 (b)	4,700,000	3,919,359
3.125%, 11/15/41	3,000,000	2,605,313
3.125%, 02/15/43	3,270,000	2,809,134
3.125%, 08/15/44	4,700,000	3,991,328
3.250%, 05/15/42 (b)	3,100,000	2,739,625
3.375%, 05/15/44	3,000,000	2,660,156

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.375%, 11/15/48	5,000,000	4,443,750
3.500%, 02/15/39	1,872,000	1,769,040
3.625%, 08/15/43	2,600,000	2,409,063
3.625%, 02/15/44	2,420,000	2,237,366
3.750%, 08/15/41	1,300,000	1,241,094
4.000%, 11/15/42	1,000,000	979,063
4.250%, 05/15/39	2,200,000	2,279,063
4.250%, 11/15/40	1,780,000	1,828,672
4.375%, 11/15/39	1,900,000	1,992,922
4.375%, 05/15/40	1,220,000	1,275,472
4.375%, 05/15/41 (b)	1,350,000	1,407,375
4.500%, 02/15/36	600,000	642,563
4.500%, 05/15/38	1,500,000	1,601,953
4.625%, 02/15/40	1,300,000	1,405,016
5.000%, 05/15/37 (b)	1,560,000	1,750,369
5.250%, 02/15/29	750,000	797,227
6.250%, 05/15/30	2,500,000	2,855,469
U.S. Treasury Notes 0.250%, 03/15/24 (b)	11,000,000	10,429,805
0.250%, 06/15/24	7,000,000	6,570,156
0.250%, 07/31/25 (b)	7,000,000	6,320,234
0.250%, 08/31/25	5,100,000	4,589,203
0.250%, 09/30/25 (b)	9,000,000	8,085,937
0.375%, 04/15/24	4,000,000	3,784,844
0.375%, 07/15/24 (b)	13,000,000	12,178,867
0.375%, 08/15/24	7,000,000	6,541,172
0.375%, 09/15/24	10,100,000	9,413,516
0.375%, 04/30/25 (b)	7,200,000	6,574,500
0.375%, 11/30/25	6,100,000	5,461,406
0.375%, 12/31/25	12,200,000	10,910,422
0.375%, 01/31/26	11,200,000	9,973,250
0.375%, 07/31/27 (b)	3,100,000	2,633,305
0.375%, 09/30/27	6,300,000	5,318,578
0.500%, 03/31/25 (b)	4,000,000	3,675,313
0.500%, 02/28/26	6,100,000	5,439,008
0.500%, 04/30/27	8,000,000	6,898,750
0.500%, 10/31/27	7,600,000	6,438,031
0.625%, 07/31/26	6,100,000	5,395,164
0.625%, 11/30/27 (b)	7,000,000	5,953,281
0.625%, 12/31/27	7,200,000	6,108,750
0.625%, 05/15/30 (b)	10,000,000	7,934,375
0.625%, 08/15/30	9,600,000	7,581,000
0.750%, 01/31/28	6,100,000	5,195,961
0.875%, 06/30/26	6,000,000	5,370,469
0.875%, 11/15/30 (b)	12,700,000	10,181,828
1.000%, 07/31/28	4,000,000	3,405,938
1.125%, 02/28/25 (b)	3,800,000	3,548,547
1.125%, 10/31/26	6,700,000	5,992,574
1.125%, 08/31/28	6,000,000	5,135,625
1.125%, 02/15/31 (b)	11,500,000	9,401,250
1.250%, 11/30/26	2,100,000	1,886,063
1.250%, 12/31/26	7,600,000	6,813,875
1.250%, 03/31/28	5,100,000	4,439,391
1.250%, 04/30/28	6,000,000	5,216,250
1.250%, 06/30/28	5,900,000	5,109,953

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.250%, 09/30/28 (b)	6,000,000	$5,162,812
1.250%, 08/15/31	14,000,000	11,401,250
1.375%, 10/31/28	3,300,000	2,855,273
1.375%, 11/15/31	10,200,000	8,333,719
1.500%, 10/31/24 (b)	8,100,000	7,675,699
1.500%, 11/30/24 (b)	7,600,000	7,194,172
1.500%, 02/15/25 (b)	2,100,000	1,977,609
1.500%, 08/15/26 (b)	5,600,000	5,109,563
1.500%, 01/31/27 (b)	8,000,000	7,230,625
1.500%, 11/30/28 (b)	10,000,000	8,701,562
1.500%, 02/15/30 (b)	8,300,000	7,088,719
1.625%, 02/15/26	6,400,000	5,923,500
1.625%, 05/15/26	10,900,000	10,046,734
1.625%, 09/30/26 (b)	6,000,000	5,495,156
1.625%, 08/15/29	4,500,000	3,911,484
1.625%, 05/15/31	9,800,000	8,274,875
1.750%, 06/30/24 (b)	7,600,000	7,284,125
1.750%, 01/31/29	5,000,000	4,402,734
1.875%, 08/31/24 (b)	10,200,000	9,755,742
1.875%, 06/30/26	6,900,000	6,406,758
1.875%, 02/28/29	2,100,000	1,863,750
1.875%, 02/15/32	11,200,000	9,535,750
2.000%, 05/31/24 (b)	8,400,000	8,093,203
2.000%, 02/15/25	7,600,000	7,235,437
2.000%, 08/15/25	5,100,000	4,818,703
2.000%, 11/15/26	7,300,000	6,754,211
2.125%, 02/29/24	12,000,000	11,650,781
2.125%, 03/31/24 (b)	8,100,000	7,845,926
2.125%, 05/15/25 (b)	5,500,000	5,229,297
2.125%, 05/31/26	6,800,000	6,367,031
2.250%, 11/15/24	6,700,000	6,437,234
2.250%, 11/15/25 (b)	10,800,000	10,228,781
2.250%, 02/15/27	7,800,000	7,263,750
2.250%, 08/15/27	6,100,000	5,649,648
2.250%, 11/15/27	2,600,000	2,399,109
2.375%, 08/15/24	13,600,000	13,124,531
2.375%, 05/15/27 (b)	8,000,000	7,466,875
2.375%, 05/15/29	6,800,000	6,194,906
2.500%, 01/31/24	3,900,000	3,807,527
2.500%, 05/15/24	10,100,000	9,801,734
2.500%, 01/31/25 (b)	10,100,000	9,715,727
2.500%, 02/28/26	6,700,000	6,367,094
2.500%, 03/31/27	5,100,000	4,792,008
2.625%, 04/15/25	8,000,000	7,701,875
2.625%, 05/31/27 (b)	10,000,000	9,439,062
2.625%, 02/15/29	8,300,000	7,689,820
2.750%, 02/15/24	4,400,000	4,304,094
2.750%, 02/28/25	6,900,000	6,669,281
2.750%, 04/30/27	7,200,000	6,831,000
2.750%, 02/15/28	6,000,000	5,649,844
2.750%, 05/31/29 (b)	9,500,000	8,841,680
2.750%, 08/15/32	1,100,000	1,005,297
2.875%, 04/30/25 (b)	8,400,000	8,135,531
2.875%, 07/31/25	6,600,000	6,379,828
2.875%, 05/15/28	5,900,000	5,577,344
2.875%, 08/15/28	6,000,000	5,661,094

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.875%, 05/15/32 (b)	4,000,000	3,702,500
3.125%, 11/15/28	8,000,000	7,643,125
3.125%, 08/31/29	5,300,000	5,045,766
3.875%, 11/30/27	4,000,000	3,985,625
4.000%, 10/31/29	5,000,000	5,015,625
4.125%, 09/30/27	4,000,000	4,021,563
4.250%, 09/30/24 (b)	11,000,000	10,947,148
4.375%, 10/31/24 (b)	4,000,000	3,990,156

		818,964,225

Total U.S. Treasury & Government Agencies (Cost $1,606,930,008)		1,411,223,320

Corporate Bonds & Notes—25.8%

Aerospace/Defense—0.5%
Boeing Co. (The) 5.150%, 05/01/30 (b)	2,300,000	2,249,768
5.930%, 05/01/60	1,100,000	1,012,869
7.250%, 06/15/25	460,000	479,334
Lockheed Martin Corp. 3.550%, 01/15/26	523,000	508,680
4.090%, 09/15/52	954,000	812,197
Northrop Grumman Corp. 3.250%, 01/15/28	1,100,000	1,019,282
Northrop Grumman Systems Corp. 7.750%, 02/15/31 (b)	515,000	589,577
Raytheon Technologies Corp. 3.125%, 05/04/27 (b)	1,000,000	933,170
4.500%, 06/01/42	1,645,000	1,490,321
7.500%, 09/15/29	200,000	227,082

		9,322,280

Agriculture—0.3%
Altria Group, Inc. 4.000%, 01/31/24 (b)	1,000,000	990,060
5.950%, 02/14/49 (b)	1,200,000	1,075,416
Philip Morris International, Inc. 3.250%, 11/10/24 (b)	1,000,000	967,240
Reynolds American, Inc. 4.450%, 06/12/25	2,800,000	2,741,340

		5,774,056

Airlines—0.1%
Southwest Airlines Co. 5.125%, 06/15/27 (b)	1,900,000	1,881,342

Apparel—0.1%
NIKE, Inc. 2.750%, 03/27/27 (b)	2,000,000	1,872,380

Auto Manufacturers—0.4%
American Honda Finance Corp. 2.250%, 01/12/29	1,000,000	861,770
2.300%, 09/09/26 (b)	300,000	274,566

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 1.250%, 01/08/26 (b)	1,200,000	$1,058,964
4.350%, 01/17/27 (b)	3,200,000	3,049,152
Mercedes-Benz Finance North America LLC 8.500%, 01/18/31 (b)	550,000	679,327
Toyota Motor Credit Corp. 3.375%, 04/01/30 (b)	2,600,000	2,368,080

		8,291,859

Banks—5.8%
Banco Santander S.A. 4.379%, 04/12/28 (b)	2,200,000	2,069,804
Bank of America Corp. 2.676%, SOFR + 1.930%, 06/19/41 (a)	3,000,000	2,034,720
2.687%, SOFR + 1.320%, 04/22/32 (a)	2,000,000	1,605,960
4.100%, 07/24/23 (b)	2,905,000	2,889,865
4.200%, 08/26/24 (b)	3,000,000	2,955,810
5.875%, 02/07/42	3,000,000	3,056,910
Bank of Montreal 0.949%, SOFR + 0.603%, 01/22/27 (a) (b)	2,300,000	2,034,741
Bank of New York Mellon Corp. (The) 3.442%, 3M LIBOR + 1.069%, 02/07/28 (a) (b)	1,800,000	1,692,198
Barclays plc 4.375%, 01/12/26 (b)	3,500,000	3,382,155
Canadian Imperial Bank of Commerce 2.250%, 01/28/25 (b)	1,000,000	944,290
Citigroup, Inc. 2.572%, SOFR + 2.107%, 06/03/31 (a)	2,500,000	2,026,300
3.200%, 10/21/26	1,700,000	1,577,923
4.000%, 08/05/24 (b)	900,000	887,013
4.412%, SOFR + 3.914%, 03/31/31 (a)	2,900,000	2,669,769
4.650%, 07/23/48 (b)	1,300,000	1,138,865
Cooperatieve Rabobank UA 5.750%, 12/01/43 (b)	1,200,000	1,153,920
Credit Suisse Group AG 4.550%, 04/17/26 (b)	2,700,000	2,400,813
Deutsche Bank AG 2.129%, SOFR + 1.870%, 11/24/26 (a)	2,000,000	1,765,600
Discover Bank 2.450%, 09/12/24 (b)	1,400,000	1,330,826
Fifth Third Bancorp 8.250%, 03/01/38 (b)	1,175,000	1,458,610
Goldman Sachs Group, Inc. (The) 3.210%, SOFR + 1.513%, 04/22/42 (a)	1,600,000	1,154,976
3.850%, 01/26/27 (b)	1,900,000	1,810,396
4.000%, 03/03/24 (b)	2,000,000	1,975,260
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	1,900,000	1,773,327
6.125%, 02/15/33 (b)	2,075,000	2,173,459
HSBC Holdings plc 3.973%, 3M LIBOR + 1.610%, 05/22/30 (a) (b)	3,500,000	3,064,950
4.250%, 03/14/24 (b)	1,400,000	1,376,032
6.500%, 09/15/37 (b)	1,205,000	1,235,498
JPMorgan Chase & Co. 1.953%, SOFR + 1.065%, 02/04/32 (a)	2,100,000	1,612,422
2.522%, SOFR + 2.040%, 04/22/31 (a) (b)	2,000,000	1,639,760

Banks—(Continued)
JPMorgan Chase & Co.
2.950%, 10/01/26 (b)	2,000,000	1,868,280
3.882%, 3M LIBOR + 1.360%, 07/24/38 (a) (b)	1,000,000	833,840
3.900%, 07/15/25 (b)	4,700,000	4,602,381
3.964%, 3M LIBOR + 1.380%, 11/15/48 (a)	2,400,000	1,893,672
KeyBank N.A. 3.300%, 06/01/25 (b)	2,800,000	2,696,512
KFW 0.250%, 10/19/23 (b)	3,000,000	2,892,960
0.500%, 09/20/24 (b)	1,000,000	932,730
1.750%, 09/14/29	2,000,000	1,733,660
Landwirtschaftliche Rentenbank 2.000%, 01/13/25 (b)	1,500,000	1,428,810
Lloyds Banking Group plc 3.574%, 3M LIBOR + 1.205%, 11/07/28 (a) (b)	1,800,000	1,621,746
4.650%, 03/24/26	1,700,000	1,626,458
Mitsubishi UFJ Financial Group, Inc. 0.953%, 1Y H15 + 0.550%, 07/19/25 (a) (b)	2,000,000	1,860,060
3.850%, 03/01/26 (b)	1,000,000	956,790
Mizuho Financial Group, Inc. 4.018%, 03/05/28 (b)	1,800,000	1,698,696
Morgan Stanley 4.300%, 01/27/45 (b)	1,900,000	1,623,683
4.350%, 09/08/26	3,800,000	3,698,122
7.250%, 04/01/32	1,850,000	2,082,045
PNC Bank N.A. 2.950%, 02/23/25	4,100,000	3,939,526
Royal Bank of Canada 1.600%, 01/21/25 (b)	2,100,000	1,965,159
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/26 (b)	4,700,000	4,311,592
Toronto-Dominion Bank (The) 3.500%, 07/19/23 (b)	3,000,000	2,977,590
Truist Financial Corp. 1.267%, SOFR + 0.609%, 03/02/27 (a) (b)	2,000,000	1,776,260
U.S. Bancorp 3.600%, 09/11/24 (b)	3,000,000	2,940,990
Wells Fargo & Co. 2.879%, 3M LIBOR + 1.432%, 10/30/30 (a) (b)	2,400,000	2,046,576
3.000%, 10/23/26 (b)	2,000,000	1,851,960
5.013%, SOFR + 4.502%, 04/04/51 (a)	1,000,000	893,560
5.606%, 01/15/44	2,200,000	2,141,898
Westpac Banking Corp. 2.668%, 5Y H15 + 1.750%, 11/15/35 (a)	1,700,000	1,265,531

		117,053,259

Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	1,165,000	1,001,411
5.550%, 01/23/49	1,900,000	1,897,777
Coca-Cola Co. (The) 1.650%, 06/01/30 (b)	2,400,000	1,966,392
Constellation Brands, Inc. 3.150%, 08/01/29	1,900,000	1,669,017

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Diageo Capital plc 2.375%, 10/24/29 (b)	1,400,000	$1,198,708
Keurig Dr Pepper, Inc. 4.597%, 05/25/28 (b)	1,200,000	1,177,548
PepsiCo, Inc. 2.750%, 03/19/30 (b)	800,000	709,640
4.450%, 04/14/46 (b)	1,300,000	1,241,006

		10,861,499

Biotechnology—0.3%
Amgen, Inc. 2.000%, 01/15/32 (b)	1,600,000	1,250,864
2.600%, 08/19/26 (b)	1,200,000	1,110,252
4.663%, 06/15/51 (b)	1,000,000	861,390
Biogen, Inc. 4.050%, 09/15/25	300,000	291,666
Gilead Sciences, Inc. 3.650%, 03/01/26 (b)	2,000,000	1,932,760

		5,446,932

Building Materials—0.1%
Carrier Global Corp. 2.493%, 02/15/27 (b)	2,000,000	1,807,120

Chemicals—0.3%
Dow Chemical Co. (The) 4.375%, 11/15/42	1,000,000	831,080
9.400%, 05/15/39	650,000	861,529
DuPont de Nemours, Inc. 5.419%, 11/15/48 (b)	1,000,000	960,140
LyondellBasell Industries NV 4.625%, 02/26/55 (b)	1,400,000	1,105,622
Nutrien, Ltd. 4.200%, 04/01/29 (b)	1,000,000	942,210
Sherwin-Williams Co. (The) 3.450%, 06/01/27 (b)	1,800,000	1,689,336
Westlake Corp. 3.125%, 08/15/51	500,000	310,040

		6,699,957

Commercial Services—0.3%
Global Payments, Inc. 2.900%, 05/15/30 (b)	900,000	740,358
Massachusetts Institute of Technology 2.294%, 07/01/51	1,200,000	742,344
PayPal Holdings, Inc. 2.850%, 10/01/29 (b)	2,000,000	1,745,880
S&P Global, Inc. 2.300%, 08/15/60	1,600,000	882,864
Yale University 2.402%, 04/15/50 (b)	2,000,000	1,285,340

		5,396,786

Computers—0.6%
Apple, Inc. 2.550%, 08/20/60 (b)	1,000,000	613,560
2.650%, 02/08/51	1,500,000	1,004,805
3.350%, 08/08/32 (b)	2,300,000	2,097,232
4.650%, 02/23/46 (b)	2,700,000	2,575,800
Dell International LLC / EMC Corp. 5.300%, 10/01/29 (b)	1,800,000	1,763,532
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	1,400,000	1,386,630
International Business Machines Corp. 3.300%, 05/15/26 (b)	1,900,000	1,811,403
4.000%, 06/20/42 (b)	1,200,000	999,408

		12,252,370

Cosmetics/Personal Care—0.2%
Estee Lauder Cos., Inc. (The) 1.950%, 03/15/31 (b)	1,100,000	891,638
Procter & Gamble Co. (The) 3.550%, 03/25/40 (b)	900,000	778,959
Unilever Capital Corp. 2.900%, 05/05/27 (b)	1,500,000	1,404,780

		3,075,377

Diversified Financial Services—1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/30/32	1,000,000	781,060
3.650%, 07/21/27 (b)	1,900,000	1,721,324
Air Lease Corp. 2.875%, 01/15/26 (b)	900,000	834,282
4.250%, 02/01/24 (b)	900,000	885,087
American Express Co. 3.300%, 05/03/27 (b)	3,000,000	2,811,840
BlackRock, Inc. 3.500%, 03/18/24 (b)	3,800,000	3,741,860
Capital One Financial Corp. 3.800%, 01/31/28 (b)	1,800,000	1,689,282
Charles Schwab Corp. (The) 4.625%, 03/22/30 (b)	900,000	885,834
Intercontinental Exchange, Inc. 3.000%, 06/15/50 (b)	1,000,000	673,370
3.750%, 12/01/25 (b)	1,000,000	974,570
Mastercard, Inc. 3.350%, 03/26/30	1,700,000	1,562,198
Nomura Holdings, Inc. 2.679%, 07/16/30	1,000,000	802,290
Visa, Inc. 1.100%, 02/15/31 (b)	3,100,000	2,393,386

		19,756,383

Electric—1.9%
Appalachian Power Co. 3.700%, 05/01/50 (b)	900,000	662,652
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44	1,300,000	1,171,716

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
CMS Energy Corp. 4.750%, 5Y H15 + 4.116%, 06/01/50 (a) (b)	1,500,000	$1,303,050
Commonwealth Edison Co. 3.000%, 03/01/50 (b)	900,000	622,188
Connecticut Light & Power Co. (The) 4.000%, 04/01/48	1,000,000	837,670
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	2,070,000	1,662,065
Dominion Energy, Inc. 3.900%, 10/01/25 (b)	1,900,000	1,853,336
4.600%, 03/15/49 (b)	800,000	684,952
DTE Electric Co. 3.700%, 03/15/45 (b)	1,000,000	797,220
Duke Energy Carolinas LLC 3.550%, 03/15/52 (b)	1,000,000	755,810
5.300%, 02/15/40 (b)	2,000,000	1,987,260
Duke Energy Corp. 2.650%, 09/01/26 (b)	1,000,000	924,850
Entergy Louisiana LLC 4.000%, 03/15/33	1,000,000	904,370
Evergy, Inc. 2.900%, 09/15/29	1,500,000	1,299,870
Exelon Corp. 3.400%, 04/15/26	1,000,000	951,640
5.625%, 06/15/35	500,000	511,120
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	1,815,141
Georgia Power Co. 4.300%, 03/15/42 (b)	2,000,000	1,723,040
Louisville Gas and Electric Co. 4.250%, 04/01/49	800,000	669,672
MidAmerican Energy Co. 3.650%, 04/15/29 (b)	1,700,000	1,596,895
4.250%, 07/15/49 (b)	1,500,000	1,292,430
National Rural Utilities Cooperative Finance Corp. 2.400%, 03/15/30 (b)	1,800,000	1,498,320
Northern States Power Co. 6.250%, 06/01/36	1,200,000	1,296,876
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	900,000	644,004
Pacific Gas and Electric Co. 2.500%, 02/01/31 (b)	3,000,000	2,340,870
PG&E Wildfire Recovery Funding LLC 4.722%, 06/01/37	160,000	154,933
5.212%, 12/01/47	1,100,000	1,088,208
Public Service Electric and Gas Co. 1.900%, 08/15/31 (b)	1,600,000	1,280,096
Sempra Energy 3.400%, 02/01/28	1,100,000	1,021,900
Southern California Edison Co. 3.650%, 03/01/28 (b)	900,000	842,409
4.000%, 04/01/47 (b)	1,000,000	789,110
Southwestern Electric Power Co. 4.100%, 09/15/28 (b)	1,800,000	1,711,026

Electric—(Continued)
Union Electric Co. 3.500%, 03/15/29 (b)	1,800,000	1,667,592

		38,362,291

Electrical Components & Equipment—0.0%
Emerson Electric Co. 2.200%, 12/21/31 (b)	500,000	405,070

Electronics—0.1%
Honeywell International, Inc. 2.500%, 11/01/26 (b)	1,800,000	1,663,758

Environmental Control—0.1%
Waste Connections, Inc. 2.200%, 01/15/32 (b)	500,000	398,245
Waste Management, Inc. 3.150%, 11/15/27 (b)	1,800,000	1,681,668

		2,079,913

Food—0.4%
Conagra Brands, Inc. 4.850%, 11/01/28 (b)	1,300,000	1,267,331
General Mills, Inc. 4.200%, 04/17/28 (b)	1,500,000	1,452,855
Kraft Heinz Foods Co. 5.000%, 07/15/35 (b)	1,600,000	1,542,288
Kroger Co. (The) 2.200%, 05/01/30 (b)	1,000,000	812,880
Sysco Corp. 6.600%, 04/01/50	900,000	974,961
Tyson Foods, Inc. 3.550%, 06/02/27 (b)	1,200,000	1,125,624

		7,175,939

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24 (b)	1,800,000	1,854,054
International Paper Co. 4.400%, 08/15/47 (b)	800,000	659,880

		2,513,934

Gas—0.1%
Atmos Energy Corp. 1.500%, 01/15/31 (b)	1,100,000	858,979
NiSource, Inc. 4.800%, 02/15/44	1,500,000	1,329,855

		2,188,834

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc. 4.000%, 5Y H15 + 2.657%, 03/15/60 (a) (b)	2,500,000	2,148,875

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—0.3%
Abbott Laboratories 4.750%, 11/30/36 (b)	1,300,000	$1,291,901
Boston Scientific Corp. 1.900%, 06/01/25 (b)	1,900,000	1,776,291
DH Europe Finance II Sarl 3.250%, 11/15/39	900,000	725,454
Medtronic, Inc. 4.625%, 03/15/45 (b)	933,000	872,178
Stryker Corp. 1.150%, 06/15/25 (b)	1,000,000	915,450

		5,581,274

Healthcare-Services—0.5%
CommonSpirit Health 3.910%, 10/01/50	1,500,000	1,113,825
Elevance Health, Inc. 5.850%, 01/15/36 (b)	1,800,000	1,845,378
HCA, Inc. 4.125%, 06/15/29 (b)	1,800,000	1,647,576
Humana, Inc. 4.875%, 04/01/30	800,000	782,328
Kaiser Foundation Hospitals 3.002%, 06/01/51 (b)	1,000,000	681,410
Laboratory Corp. of America Holdings 3.600%, 02/01/25 (b)	500,000	484,425
UnitedHealth Group, Inc. 3.500%, 08/15/39 (b)	900,000	741,429
3.750%, 07/15/25 (b)	2,600,000	2,546,596
4.250%, 06/15/48 (b)	1,000,000	875,690

		10,718,657

Home Builders—0.1%
Lennar Corp. 4.750%, 11/29/27 (b)	1,300,000	1,253,421

Household Products/Wares—0.0%
Kimberly-Clark Corp. 3.100%, 03/26/30 (b)	1,100,000	990,055

Insurance—0.8%
Allstate Corp. (The) 1.450%, 12/15/30 (b)	1,100,000	842,226
American International Group, Inc. 3.400%, 06/30/30 (b)	800,000	707,928
4.500%, 07/16/44 (b)	1,100,000	956,945
AXA S.A. 8.600%, 12/15/30 (b)	1,165,000	1,404,466
Berkshire Hathaway Finance Corp. 4.200%, 08/15/48 (b)	1,700,000	1,511,997
Berkshire Hathaway, Inc. 3.125%, 03/15/26 (b)	1,500,000	1,440,315
Chubb Corp. (The) 6.000%, 05/11/37 (b)	865,000	920,905
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	788,401

Insurance—(Continued)
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	2,000,000	1,942,040
Principal Financial Group, Inc. 3.100%, 11/15/26	1,000,000	930,190
Prudential Financial, Inc. 2.100%, 03/10/30 (b)	2,000,000	1,662,180
5.700%, 12/14/36 (b)	1,525,000	1,580,662
Travelers Cos., Inc. (The) 3.050%, 06/08/51 (b)	800,000	554,240

		15,242,495

Internet—0.4%
Alibaba Group Holding, Ltd. 4.200%, 12/06/47 (b)	1,400,000	1,079,190
Alphabet, Inc. 2.050%, 08/15/50	1,100,000	656,007
Amazon.com, Inc. 3.100%, 05/12/51	1,000,000	720,730
3.150%, 08/22/27	1,000,000	943,550
3.800%, 12/05/24 (b)	1,800,000	1,773,036
3.875%, 08/22/37	1,900,000	1,693,451
eBay, Inc. 3.600%, 06/05/27 (b)	1,500,000	1,418,655

		8,284,619

Investment Companies—0.1%
Ares Capital Corp. 4.250%, 03/01/25 (b)	900,000	855,909
Owl Rock Capital Corp. 3.400%, 07/15/26 (b)	1,600,000	1,402,624

		2,258,533

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36	528,000	561,417

Lodging—0.0%
Marriott International, Inc. 2.850%, 04/15/31	1,100,000	894,025

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 3.803%, 08/15/42 (b)	1,500,000	1,284,480

Machinery-Diversified—0.1%
John Deere Capital Corp. 2.000%, 06/17/31 (b)	1,000,000	812,620
4.050%, 09/08/25	2,000,000	1,968,378

		2,780,998

Media—0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.850%, 04/01/61	3,300,000	1,908,951
6.484%, 10/23/45	900,000	813,762

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Comcast Corp. 3.150%, 03/01/26 (b)	2,000,000	$1,905,640
3.969%, 11/01/47 (b)	900,000	721,998
4.650%, 07/15/42 (b)	1,670,000	1,516,694
5.650%, 06/15/35	1,500,000	1,576,395
Discovery Communications LLC 3.950%, 03/20/28 (b)	1,100,000	978,978
4.000%, 09/15/55	1,481,000	895,516
Fox Corp. 5.576%, 01/25/49 (b)	1,000,000	900,730
Paramount Global 4.375%, 03/15/43	1,500,000	1,041,165
Time Warner Cable LLC 6.550%, 05/01/37	100,000	94,941
TWDC Enterprises 18 Corp. 2.950%, 06/15/27 (b)	2,000,000	1,866,760
Walt Disney Co. (The) 3.500%, 05/13/40 (b)	900,000	729,432
3.600%, 01/13/51 (b)	1,000,000	774,800
6.550%, 03/15/33	950,000	1,052,572

		16,778,334

Mining—0.2%
Newmont Corp. 6.250%, 10/01/39	1,800,000	1,901,196
Rio Tinto Alcan, Inc. 6.125%, 12/15/33 (b)	1,751,000	1,876,722

		3,777,918

Miscellaneous Manufacturing—0.3%
3M Co. 3.625%, 10/15/47	1,000,000	749,450
4.000%, 09/14/48	900,000	713,862
GE Capital International Funding Co., 4.418%, 11/15/35 (b)	1,459,000	1,351,443
General Electric Co. 7.500%, 08/21/35	100,000	113,200
Parker-Hannifin Corp. 3.250%, 06/14/29 (b)	1,900,000	1,702,590
Trane Technologies Luxembourg Finance S.A. 3.800%, 03/21/29 (b)	1,000,000	924,470

		5,555,015

Multi-National—1.3%
Asian Development Bank 1.500%, 03/04/31	2,000,000	1,649,060
1.750%, 09/19/29	900,000	776,421
2.625%, 01/30/24	3,700,000	3,615,381
Asian Infrastructure Investment Bank (The) 0.500%, 05/28/25	1,000,000	909,130
European Bank for Reconstruction & Development 0.500%, 05/19/25 (b)	1,300,000	1,186,783
European Investment Bank 0.375%, 03/26/26 (b)	2,000,000	1,766,640
1.875%, 02/10/25 (b)	1,000,000	949,340

Multi-National—(Continued)
European Investment Bank
2.500%, 10/15/24 (b)	1,800,000	1,739,106
4.875%, 02/15/36	1,100,000	1,177,506
Inter-American Development Bank 2.125%, 01/15/25	2,000,000	1,910,340
2.250%, 06/18/29	1,400,000	1,252,202
2.375%, 07/07/27	1,500,000	1,391,280
7.000%, 06/15/25	200,000	211,270
International Bank for Reconstruction & Development 0.500%, 10/28/25	2,000,000	1,798,400
1.625%, 11/03/31	2,600,000	2,141,620
2.125%, 03/03/25	2,000,000	1,908,240
2.500%, 07/29/25	2,000,000	1,910,600

		26,293,319

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 4.250%, 04/01/28 (b)	1,100,000	1,012,022

Oil & Gas—0.9%
BP Capital Markets America, Inc. 2.721%, 01/12/32 (b)	1,000,000	840,270
3.000%, 02/24/50	1,000,000	676,060
Canadian Natural Resources, Ltd. 6.250%, 03/15/38 (b)	1,800,000	1,795,194
Chevron Corp. 2.954%, 05/16/26 (b)	1,500,000	1,425,150
ConocoPhillips Co. 6.950%, 04/15/29	700,000	776,412
Equinor ASA 3.250%, 11/10/24 (b)	2,100,000	2,048,886
Exxon Mobil Corp. 3.176%, 03/15/24 (b)	900,000	883,053
4.114%, 03/01/46 (b)	1,600,000	1,371,808
Marathon Oil Corp. 6.600%, 10/01/37 (b)	1,000,000	998,500
Marathon Petroleum Corp. 4.700%, 05/01/25	600,000	591,600
Phillips 66 4.875%, 11/15/44	1,000,000	923,470
Shell International Finance B.V. 2.375%, 11/07/29 (b)	3,000,000	2,600,730
3.250%, 04/06/50 (b)	900,000	655,407
TotalEnergies Capital International S.A. 3.127%, 05/29/50	900,000	642,969
Valero Energy Corp. 3.400%, 09/15/26 (b)	1,000,000	942,110

		17,171,619

Oil & Gas Services—0.1%
Halliburton Co. 5.000%, 11/15/45 (b)	1,200,000	1,070,388

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—1.4%
AbbVie, Inc. 3.800%, 03/15/25 (b)	400,000	$390,100
4.050%, 11/21/39	1,300,000	1,119,651
4.400%, 11/06/42 (b)	2,200,000	1,921,700
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,044,144
Becton Dickinson & Co. 4.669%, 06/06/47	2,000,000	1,769,140
Bristol-Myers Squibb Co. 3.400%, 07/26/29 (b)	1,000,000	930,850
4.625%, 05/15/44	2,000,000	1,848,480
Cardinal Health, Inc. 3.410%, 06/15/27 (b)	1,800,000	1,686,456
Cigna Corp. 2.375%, 03/15/31 (b)	1,500,000	1,230,120
4.500%, 02/25/26	1,200,000	1,183,908
6.125%, 11/15/41	313,000	326,788
CVS Health Corp. 4.300%, 03/25/28	544,000	527,092
4.780%, 03/25/38	1,500,000	1,381,185
5.050%, 03/25/48 (b)	1,500,000	1,353,315
5.125%, 07/20/45	900,000	822,321
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28 (b)	1,000,000	961,590
Johnson & Johnson 3.700%, 03/01/46 (b)	1,000,000	846,220
5.950%, 08/15/37	910,000	1,016,980
Merck & Co., Inc. 6.550%, 09/15/37	1,000,000	1,148,640
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	320,544
Novartis Capital Corp. 2.200%, 08/14/30 (b)	1,900,000	1,620,320
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26 (b)	2,000,000	1,882,300
Wyeth LLC 5.950%, 04/01/37	1,800,000	1,952,352

		27,284,196

Pipelines—0.8%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	250,831
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	2,000,000	2,034,580
Energy Transfer L.P. 5.150%, 03/15/45	2,600,000	2,165,540
Enterprise Products Operating LLC 3.200%, 02/15/52 (b)	1,100,000	728,794
3.950%, 02/15/27 (b)	2,300,000	2,208,460
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,033,300
MPLX L.P. 5.200%, 03/01/47 (b)	1,000,000	852,660
ONEOK, Inc. 3.100%, 03/15/30 (b)	1,100,000	925,397

Pipelines—(Continued)
Sabine Pass Liquefaction LLC 5.875%, 06/30/26	1,600,000	1,619,616
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	1,843,920
Williams Cos., Inc. (The) 3.750%, 06/15/27 (b)	1,500,000	1,416,090

		16,079,188

Real Estate Investment Trusts—0.8%
Alexandria Real Estate Equities, Inc. 3.375%, 08/15/31 (b)	1,000,000	877,990
3.550%, 03/15/52	1,100,000	792,792
AvalonBay Communities, Inc. 2.300%, 03/01/30 (b)	1,000,000	833,410
Boston Properties L.P. 3.200%, 01/15/25 (b)	1,400,000	1,342,614
Brixmor Operating Partnership L.P. 4.050%, 07/01/30 (b)	900,000	793,818
Crown Castle, Inc. 3.800%, 02/15/28 (b)	1,500,000	1,395,105
Digital Realty Trust L.P. 3.700%, 08/15/27 (b)	1,500,000	1,396,395
Equinix, Inc. 3.200%, 11/18/29 (b)	700,000	611,422
ERP Operating L.P. 3.000%, 07/01/29 (b)	1,000,000	874,070
Essex Portfolio L.P. 3.000%, 01/15/30 (b)	1,000,000	848,170
Healthpeak Properties, Inc. 3.500%, 07/15/29	900,000	802,422
National Retail Properties, Inc. 2.500%, 04/15/30	1,000,000	811,900
Prologis L.P. 3.375%, 12/15/27 (b)	500,000	468,025
Public Storage 3.094%, 09/15/27 (b)	500,000	466,795
Simon Property Group L.P. 3.300%, 01/15/26 (b)	2,800,000	2,666,300
Welltower, Inc. 4.000%, 06/01/25 (b)	1,500,000	1,462,620

		16,443,848

Retail—0.6%
Home Depot, Inc. (The) 3.000%, 04/01/26 (b)	1,800,000	1,714,896
4.250%, 04/01/46 (b)	2,000,000	1,747,480
Lowe’s Cos., Inc. 4.050%, 05/03/47	1,500,000	1,182,795
4.250%, 04/01/52	1,100,000	883,949
McDonald’s Corp. 4.875%, 12/09/45 (b)	1,500,000	1,399,245
Starbucks Corp. 3.550%, 08/15/29 (b)	1,000,000	924,520
Target Corp. 2.650%, 09/15/30 (b)	1,400,000	1,205,008

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Walmart, Inc. 3.900%, 09/09/25 (b)	1,000,000	$986,090
4.050%, 06/29/48	900,000	806,400
5.250%, 09/01/35	935,000	987,846

		11,838,229

Semiconductors—0.3%
Broadcom, Inc. 3.137%, 11/15/35 (144A)	1,600,000	1,182,128
4.300%, 11/15/32 (b)	1,700,000	1,505,435
Intel Corp. 4.750%, 03/25/50 (b)	1,800,000	1,576,278
4.900%, 08/05/52 (b)	1,000,000	892,630
QUALCOMM, Inc. 1.650%, 05/20/32 (b)	2,333,000	1,805,182

		6,961,653

Software—0.9%
Fidelity National Information Services, Inc. 1.150%, 03/01/26 (b)	1,000,000	878,780
Fiserv, Inc. 2.750%, 07/01/24 (b)	2,000,000	1,930,160
Microsoft Corp. 3.125%, 11/03/25 (b)	5,100,000	4,931,037
4.250%, 02/06/47 (b)	2,000,000	1,887,120
Oracle Corp. 2.875%, 03/25/31 (b)	3,000,000	2,497,110
2.950%, 11/15/24 (b)	2,300,000	2,214,486
2.950%, 04/01/30 (b)	1,200,000	1,026,888
3.850%, 04/01/60	2,100,000	1,410,423
Salesforce.com, Inc. 2.900%, 07/15/51 (b)	1,000,000	669,330

		17,445,334

Telecommunications—1.1%
America Movil S.A.B. de C.V. 2.875%, 05/07/30	1,000,000	858,170
AT&T, Inc. 3.500%, 09/15/53	1,221,000	832,905
3.650%, 09/15/59 (b)	2,686,000	1,826,400
4.100%, 02/15/28 (b)	2,687,000	2,562,108
5.150%, 11/15/46	1,308,000	1,182,772
7.125%, 12/15/31	100,000	110,369
Cisco Systems, Inc. 5.500%, 01/15/40	1,000,000	1,047,020
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,183,490
Orange S.A. 5.500%, 02/06/44 (b)	500,000	495,090
Rogers Communications, Inc. 2.900%, 11/15/26 (b)	1,100,000	1,005,334
T-Mobile USA, Inc. 2.550%, 02/15/31 (b)	2,200,000	1,798,016
3.300%, 02/15/51	1,500,000	1,000,635

Telecommunications—(Continued)
Telefonica Emisiones S.A. 4.103%, 03/08/27 (b)	900,000	853,749
Verizon Communications, Inc. 2.875%, 11/20/50	1,900,000	1,198,520
3.376%, 02/15/25 (b)	2,078,000	2,015,515
3.550%, 03/22/51 (b)	1,000,000	721,070
4.812%, 03/15/39	1,927,000	1,778,929
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,206,217

		22,676,309

Transportation—0.5%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	1,900,000	1,635,843
Canadian National Railway Co. 4.450%, 01/20/49 (b)	400,000	361,464
Canadian Pacific Railway Co. 2.450%, 12/02/31 (b)	1,100,000	918,951
CSX Corp. 6.150%, 05/01/37	1,600,000	1,714,400
FedEx Corp. 4.250%, 05/15/30 (b)	1,000,000	941,170
4.550%, 04/01/46	1,000,000	817,180
Norfolk Southern Corp. 2.550%, 11/01/29	1,000,000	859,330
5.590%, 05/17/25	28,000	28,248
Union Pacific Corp. 2.891%, 04/06/36 (b)	1,200,000	955,416
3.250%, 02/05/50	1,300,000	952,068
United Parcel Service, Inc. 4.450%, 04/01/30 (b)	1,600,000	1,578,768

		10,762,838

Water—0.0%
American Water Capital Corp. 3.750%, 09/01/28 (b)	900,000	851,049

Total Corporate Bonds & Notes (Cost $603,551,661)		517,881,447

Foreign Government—1.5%

Provincial—0.3%
Province of Alberta Canada 1.000%, 05/20/25 (b)	1,500,000	1,381,845
Province of British Columbia Canada 1.300%, 01/29/31 (b)	1,000,000	799,660
Province of Ontario Canada 3.050%, 01/29/24 (b)	1,000,000	981,290
Province of Quebec Canada 2.500%, 04/20/26 (b)	2,000,000	1,885,080
7.500%, 07/15/23	350,000	354,666

		5,402,541

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—1.2%
Canada Government International Bond 1.625%, 01/22/25 (b)	1,000,000	$946,090
Chile Government International Bonds 3.100%, 01/22/61	1,200,000	752,232
3.500%, 01/25/50 (b)	1,000,000	728,260
Export-Import Bank of Korea 2.875%, 01/21/25	1,400,000	1,342,796
Indonesia Government International Bonds 3.050%, 03/12/51 (b)	1,100,000	799,821
3.850%, 10/15/30 (b)	700,000	660,709
Israel Government International Bond 4.125%, 01/17/48	1,000,000	878,830
Italy Government International Bond 2.875%, 10/17/29 (b)	2,000,000	1,661,720
Japan Bank for International Cooperation 2.500%, 05/23/24 (b)	3,900,000	3,773,562
Mexico Government International Bonds 4.600%, 01/23/46	1,100,000	859,749
4.750%, 03/08/44	900,000	728,766
5.750%, 10/12/10 (b)	1,000,000	845,220
6.750%, 09/27/34 (b)	1,050,000	1,103,077
Panama Government International Bonds 3.875%, 03/17/28 (b)	900,000	851,787
4.500%, 05/15/47	1,400,000	1,083,124
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	1,777,323
Philippine Government International Bonds 3.950%, 01/20/40	1,100,000	934,087
5.000%, 01/13/37 (b)	1,740,000	1,700,102
Poland Government International Bond 3.250%, 04/06/26	1,000,000	959,900
Svensk Exportkredit AB 0.625%, 05/14/25	1,000,000	912,770
Uruguay Government International Bond 4.375%, 10/27/27	1,900,000	1,921,698

		25,221,623

Total Foreign Government (Cost $35,232,499)		30,624,164

Mortgage-Backed Securities—1.0%

Commercial Mortgage-Backed Securities—1.0%
BANK 2.556%, 05/15/64	2,000,000	1,653,069
2.758%, 09/15/62	385,190	331,923
4.407%, 11/15/61 (a)	881,000	844,164
Benchmark Mortgage Trust 3.049%, 12/15/62	1,430,000	1,257,349
CD Commercial Mortgage Trust 3.631%, 02/10/50	950,000	885,010
CFCRE Commercial Mortgage Trust 3.585%, 12/10/54	1,726,123	1,604,997
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.765%, 02/10/49	1,539,000	1,462,312

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust 3.382%, 05/10/50	1,835,000	1,741,884
JPMBB Commercial Mortgage Securities Trust 3.598%, 11/15/48	1,400,000	1,326,252
3.801%, 08/15/48	1,331,711	1,276,521
Morgan Stanley Bank of America Merrill Lynch Trust 3.544%, 01/15/49	2,350,000	2,211,422
3.635%, 10/15/48	1,547,000	1,468,995
3.732%, 05/15/48	1,750,000	1,668,383
UBS Commercial Mortgage Trust 3.035%, 12/15/52	2,250,000	1,948,523

Total Mortgage-Backed Securities (Cost $22,537,044)		19,680,804

Municipals—0.5%
Chicago O’Hare International Airport 4.572%, 01/01/54	395,000	348,243
Grand Parkway Transportation Corp. 3.236%, 10/01/52	1,000,000	709,024
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	660,000	738,347
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,925,000	2,059,253
New Jersey Turnpike Authority 7.414%, 01/01/40	1,700,000	2,107,377
New York City Water & Sewer System 5.440%, 06/15/43	300,000	311,772
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,500,000	1,301,611
Regents of the University of California Medical Center Pooled Revenue 3.006%, 05/15/50	1,000,000	660,388
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	1,200,000	1,457,849
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,180,479

Total Municipals (Cost $12,803,253)		10,874,343

Asset-Backed Securities—0.4%

Asset-Backed - Automobile—0.2%
CarMax Auto Owner Trust 0.740%, 01/15/27	1,085,000	979,840
2.030%, 06/16/25	903,000	873,766
GM Financial Consumer Automobile Receivables Trust 2.210%, 11/18/24	931,423	925,822
Honda Auto Receivables Owner Trust 1.090%, 10/15/26	1,500,000	1,451,981

		4,231,409

Asset-Backed - Credit Card—0.1%
Capital One Multi-Asset Execution Trust 2.060%, 08/15/28	1,865,000	1,703,415

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—0.1%
CNH Equipment Trust 1.160%, 06/16/25	105,277	$103,881
John Deere Owner Trust 0.510%, 11/15/24	56,947	56,041
Verizon Master Trust 0.990%, 04/20/28	1,000,000	932,199

		1,092,121

Total Asset-Backed Securities (Cost $7,530,059)		7,026,945

Short-Term Investments—0.5%

U.S. Treasury—0.5%
U.S. Treasury Bills 3.531%, 01/17/23 (c)	4,200,000	4,193,991
3.563%, 01/24/23 (c)	5,100,000	5,088,574

Total Short-Term Investments (Cost $9,281,185)		9,282,565

Securities Lending Reinvestments (d)—17.8%

Certificates of Deposit—7.0%
Bank of Montreal 4.710%, SOFR + 0.410%, 04/04/23 (a)	5,000,000	4,999,922
5.090%, SOFR + 0.790%, 11/08/23 (a)	1,000,000	1,001,351
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (a)	10,000,000	10,000,000
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (a)	4,000,000	3,999,819
4.770%, FEDEFF PRV + 0.440%, 01/09/23 (a)	2,000,000	2,000,081
4.810%, SOFR + 0.510%, 03/15/23 (a)	6,000,000	6,002,522
4.980%, SOFR + 0.680%, 08/16/23 (a)	2,000,000	2,002,338
Barclays Bank plc 4.670%, SOFR + 0.370%, 03/21/23 (a)	10,000,000	9,999,980
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (a)	5,000,000	5,001,740
Canadian Imperial Bank of Commerce (NY) 4.800%, SOFR + 0.500%, 03/03/23 (a)	4,000,000	4,001,531
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (a)	5,000,000	5,000,355
Commonwealth Bank of Australia 4.680%, SOFR + 0.380%, 03/30/23 (a)	2,000,000	2,000,148
Cooperatieve Rabobank UA 4.830%, SOFR + 0.530%, 02/01/23 (a)	5,000,000	5,001,045
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (a)	5,000,000	5,001,500
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (a)	3,000,000	3,000,901
MUFG Bank Ltd. (NY) 4.700%, SOFR + 0.400%, 04/13/23 (a)	3,000,000	3,000,270
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (a)	5,000,000	5,001,973
Nordea Bank Abp (NY) 4.760%, SOFR + 0.460%, 02/13/23 (a)	4,000,000	4,000,684
4.800%, SOFR + 0.500%, 02/27/23 (a)	5,000,000	5,001,385

Certificates of Deposit—(Continued)
Rabobank (London) 4.830%, SOFR + 0.530%, 05/16/23 (a)	6,000,000	6,000,000
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (a)	10,000,000	9,999,840
Standard Chartered Bank (NY) 4.860%, FEDEFF PRV + 0.530%, 01/17/23 (a)	2,000,000	2,000,246
State Street Bank and Trust Co. 4.980%, SOFR + 0.680%, 07/14/23 (a)	2,000,000	2,002,354
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (a)	6,000,000	6,000,660
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (a)	5,000,000	5,001,640
4.840%, SOFR + 0.540%, 01/10/23 (a)	3,000,000	3,000,234
4.850%, SOFR + 0.550%, 03/07/23 (a)	5,000,000	5,001,390
Svenska Handelsbanken AB 4.900%, SOFR + 0.600%, 04/12/23 (a)	3,000,000	3,002,037
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (a)	5,000,000	4,999,781
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (a)	5,000,000	4,999,450
4.850%, SOFR + 0.550%, 02/22/23 (a)	2,000,000	2,000,682

		140,025,859

Commercial Paper—1.0%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (a)	8,000,000	8,010,896
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (a)	5,000,000	5,001,350
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (a)	2,000,000	2,001,976
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (a)	5,000,000	5,000,000

		20,014,222

Master Demand Notes—0.4%
Bank of America N.A. 4.880%, SOFR + 0.580%, 05/15/23 (a)	3,000,000	2,999,966
Natixis Financial Products LLC 4.670%, OBFR + 0.350%, 02/03/23 (a)	5,000,000	5,000,000

		7,999,966

Repurchase Agreements—8.0%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $23,344,833; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $23,800,623.	23,333,944	23,333,944
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $6,150,158; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $6,120,001.	6,000,000	6,000,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $2,040,963.	2,000,000	$2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $11,228,086; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $11,490,576.	11,222,699	11,222,699
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $20,016,800; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $20,447,564.	20,000,000	20,000,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $45,038,938; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $48,997,284.	45,000,000	45,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $8,036,167; collateralized by various Common Stock with an aggregate market value of $8,890,037.	8,000,000	8,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,700,803; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $1,737,071.	1,700,000	1,700,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $29,014,210; collateralized by various Common Stock with an aggregate market value of $32,281,531.	29,000,000	29,000,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $8,307,133; collateralized by various Common Stock with an aggregate market value of $9,239,493.	8,300,000	8,300,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $6,849,008; collateralized by various Common Stock with an aggregate market value of $7,642,322.	6,845,662	6,845,662

		161,402,305

Time Deposits—0.4%
Canadian Imperial Bank London 4.250%, 01/03/23	2,000,000	2,000,000
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (a)	5,000,000	5,000,000

		7,000,000

Mutual Funds—1.0%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (e)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (e)	6,213,056	6,213,056
HSBC U.S. Government Money Market Fund, Class I 4.130% (e)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (e)	7,000,000	7,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (e)	3,000,000	3,000,000

		19,213,056

Total Securities Lending Reinvestments (Cost $355,615,361)		355,655,408

Total Investments—117.8% (Cost $2,653,481,070)		2,362,248,996
Other assets and liabilities (net)—(17.8)%		(356,110,918)

Net Assets—100.0%		$2,006,138,078

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $391,536,827 and the collateral received consisted of cash in the amount of $355,615,361 and non-cash collateral with a value of $54,346,868. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $1,182,128, which is 0.1% of net assets.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2022

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(DAC)—	Designated Activity Company

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,411,223,320	$—	$1,411,223,320
Total Corporate Bonds & Notes*	—	517,881,447	—	517,881,447
Total Foreign Government*	—	30,624,164	—	30,624,164
Total Mortgage-Backed Securities*	—	19,680,804	—	19,680,804
Total Municipals*	—	10,874,343	—	10,874,343
Total Asset-Backed Securities*	—	7,026,945	—	7,026,945
Total Short-Term Investments*	—	9,282,565	—	9,282,565
Securities Lending Reinvestments
Certificates of Deposit	—	140,025,859	—	140,025,859
Commercial Paper	—	20,014,222	—	20,014,222
Master Demand Notes	—	7,999,966	—	7,999,966
Repurchase Agreements	—	161,402,305	—	161,402,305
Time Deposits	—	7,000,000	—	7,000,000
Mutual Funds	19,213,056	—	—	19,213,056
Total Securities Lending Reinvestments	19,213,056	336,442,352	—	355,655,408
Total Investments	$19,213,056	$2,343,035,940	$—	$2,362,248,996

Collateral for Securities Loaned (Liability)	$—	$(355,615,361)	$—	$(355,615,361)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,362,248,996
Receivable for:
Investments sold	12,113,251
Fund shares sold	7,211,125
Principal paydowns	320,480
Interest	12,409,410
Prepaid expenses	8,247

Total Assets	2,394,311,509
Liabilities
Due to custodian	89,933
Collateral for securities loaned	355,615,361
Payables for:
Investments purchased	20,010,490
Fund shares redeemed	11,350,682
Accrued Expenses:
Management fees	421,888
Distribution and service fees	205,967
Deferred trustees’ fees	152,023
Other expenses	327,087

Total Liabilities	388,173,431

Net Assets	$2,006,138,078

Net Assets Consist of:
Paid in surplus	$2,339,088,165
Distributable earnings (Accumulated losses)	(332,950,087)

Net Assets	$2,006,138,078

Net Assets
Class A	$1,091,742,777
Class B	566,928,189
Class E	37,579,410
Class G	309,887,702
Capital Shares Outstanding*
Class A	117,152,654
Class B	62,293,278
Class E	4,057,157
Class G	34,206,801
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.32
Class B	9.10
Class E	9.26
Class G	9.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,653,481,070.
(b)	Includes securities loaned at value of $391,536,827.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Interest	$53,113,324
Securities lending income	805,529

Total investment income	53,918,853
Expenses
Management fees	5,624,437
Administration fees	97,200
Custodian and accounting fees	256,846
Distribution and service fees—Class B	1,586,411
Distribution and service fees—Class E	62,333
Distribution and service fees—Class G	982,939
Audit and tax services	69,263
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	109,410
Insurance	18,969
Miscellaneous	22,567

Total expenses	8,885,030
Less management fee waiver	(162,593)

Net expenses	8,722,437

Net Investment Income	45,196,416

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(27,037,461)
Net change in unrealized depreciation on investments	(356,020,064)

Net realized and unrealized gain (loss)	(383,057,525)

Net Increase (Decrease) in Net Assets From Operations	$(337,861,109)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$45,196,416	$42,832,986
Net realized gain (loss)	(27,037,461)	21,924,439
Net change in unrealized appreciation (depreciation)	(356,020,064)	(124,951,534)

Increase (decrease) in net assets from operations	(337,861,109)	(60,194,109)

From Distributions to Shareholders
Class A	(34,952,394)	(37,560,500)
Class B	(16,379,847)	(18,437,606)
Class E	(1,094,280)	(1,221,794)
Class G	(8,214,915)	(9,059,502)

Total distributions	(60,641,436)	(66,279,402)

Increase (decrease) in net assets from capital share transactions	(251,501,385)	(63,704,576)

Total increase (decrease) in net assets	(650,003,930)	(190,178,087)

Net Assets
Beginning of period	2,656,142,008	2,846,320,095

End of period	$2,006,138,078	$2,656,142,008

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	2,918,996	$28,524,797	$9,038,440	$101,162,866
Reinvestments	3,690,855	34,952,394	3,417,698	37,560,500
Redemptions	(22,551,286)	(219,682,691)	(18,979,112)	(212,533,899)

Net increase (decrease)	(15,941,435)	$(156,205,500)	(6,522,974)	$(73,810,533)

Class B
Sales	1,679,657	$16,058,791	5,052,730	$55,391,915
Reinvestments	1,768,882	16,379,847	1,715,126	18,437,606
Redemptions	(11,222,408)	(108,158,305)	(6,933,938)	(75,614,135)

Net increase (decrease)	(7,773,869)	$(75,719,667)	(166,082)	$(1,784,614)

Class E
Sales	153,247	$1,523,933	459,319	$5,127,048
Reinvestments	116,166	1,094,280	111,784	1,221,794
Redemptions	(609,103)	(5,976,760)	(499,601)	(5,533,266)

Net increase (decrease)	(339,690)	$(3,358,547)	71,502	$815,576

Class G
Sales	3,292,560	$30,939,202	4,554,649	$49,776,555
Reinvestments	890,989	8,214,915	846,682	9,059,502
Redemptions	(5,716,471)	(55,371,788)	(4,385,288)	(47,761,062)

Net increase (decrease)	(1,532,922)	$(16,217,671)	1,016,043	$11,074,995

Increase (decrease) derived from capital shares transactions		$(251,501,385)		$(63,704,576)

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.04	$11.55	$11.10	$10.55	$10.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.19	0.24	0.28	0.28
Net realized and unrealized gain (loss)	(1.65)	(0.41)	0.56	0.62	(0.31)

Total income (loss) from investment operations	(1.44)	(0.22)	0.80	0.90	(0.03)

Less Distributions
Distributions from net investment income	(0.28)	(0.29)	(0.35)	(0.35)	(0.32)

Total distributions	(0.28)	(0.29)	(0.35)	(0.35)	(0.32)

Net Asset Value, End of Period	$9.32	$11.04	$11.55	$11.10	$10.55

Total Return (%) (b)	(13.09)	(1.93)	7.21	8.64	(0.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.27	0.27	0.27	0.27	0.27
Ratio of net investment income (loss) to average net assets (%)	2.13	1.69	2.12	2.60	2.69
Portfolio turnover rate (%)	15	28	34	20	19
Net assets, end of period (in millions)	$1,091.7	$1,469.1	$1,613.2	$1,355.4	$1,293.6

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.78	$11.29	$10.85	$10.32	$10.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.16	0.21	0.25	0.25
Net realized and unrealized gain (loss)	(1.61)	(0.41)	0.55	0.60	(0.30)

Total income (loss) from investment operations	(1.43)	(0.25)	0.76	0.85	(0.05)

Less Distributions
Distributions from net investment income	(0.25)	(0.26)	(0.32)	(0.32)	(0.30)

Total distributions	(0.25)	(0.26)	(0.32)	(0.32)	(0.30)

Net Asset Value, End of Period	$9.10	$10.78	$11.29	$10.85	$10.32

Total Return (%) (b)	(13.31)	(2.22)	7.01	8.34	(0.45)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.52	0.52	0.52	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	1.87	1.44	1.88	2.35	2.44
Portfolio turnover rate (%)	15	28	34	20	19
Net assets, end of period (in millions)	$566.9	$755.3	$793.0	$796.6	$824.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.97	$11.48	$11.03	$10.49	$10.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.17	0.23	0.27	0.27
Net realized and unrealized gain (loss)	(1.64)	(0.41)	0.55	0.60	(0.31)

Total income (loss) from investment operations	(1.45)	(0.24)	0.78	0.87	(0.04)

Less Distributions
Distributions from net investment income	(0.26)	(0.27)	(0.33)	(0.33)	(0.31)

Total distributions	(0.26)	(0.27)	(0.33)	(0.33)	(0.31)

Net Asset Value, End of Period	$9.26	$10.97	$11.48	$11.03	$10.49

Total Return (%) (b)	(13.25)	(2.08)	7.10	8.41	(0.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.42	0.42	0.42	0.42	0.42
Ratio of net investment income (loss) to average net assets (%)	1.98	1.54	1.98	2.45	2.54
Portfolio turnover rate (%)	15	28	34	20	19
Net assets, end of period (in millions)	$37.6	$48.2	$49.7	$49.1	$52.3

	Class G
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.73	$11.24	$10.81	$10.28	$10.63

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.15	0.20	0.24	0.25
Net realized and unrealized gain (loss)	(1.61)	(0.40)	0.54	0.61	(0.31)

Total income (loss) from investment operations	(1.43)	(0.25)	0.74	0.85	(0.06)

Less Distributions
Distributions from net investment income	(0.24)	(0.26)	(0.31)	(0.32)	(0.29)

Total distributions	(0.24)	(0.26)	(0.31)	(0.32)	(0.29)

Net Asset Value, End of Period	$9.06	$10.73	$11.24	$10.81	$10.28

Total Return (%) (b)	(13.33)	(2.26)	6.89	8.34	(0.49)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.83	1.39	1.82	2.30	2.39
Portfolio turnover rate (%)	15	28	34	20	19
Net assets, end of period (in millions)	$309.9	$383.5	$390.4	$333.9	$312.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”). A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $89,933 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $161,402,305, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(168,787,323)	$—	$—	$—	$(168,787,323)
Foreign Government	(6,178,600)	—	—	—	(6,178,600)
U.S. Treasury & Government Agencies	(180,649,438)	—	—	—	(180,649,438)
Total Borrowings	$(355,615,361)	$—	$—	$—	$(355,615,361)
Gross amount of recognized liabilities for securities lending transactions					$(355,615,361)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against

BHFTII-30

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-31

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 287,047,189	$41,599,699	$439,062,021	$131,781,547

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $5,624,437.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2022 were $537,466.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-32

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,670,976,409

Gross unrealized appreciation	19,931,086
Gross unrealized (depreciation)	(328,658,499)

Net unrealized appreciation (depreciation)	$(308,727,413)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$60,641,436	$66,279,402	$—	$—	$60,641,436	$66,279,402

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$54,776,037	$—	$(308,727,413)	$(78,846,686)	$(332,798,062)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $20,775,761 and accumulated long-term capital losses of $58,070,925.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end

BHFTII-33

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-34

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Aggregate Bond Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggregate Bond Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Aggregate Bond Index Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-35

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-36

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-37

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-38

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-39

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

MetLife Aggregate Bond Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2022 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2022, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-40

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and Expense Universe median and below the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-41

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B, E and G shares of the MetLife Mid Cap Stock Index Portfolio returned -13.26%, -13.44%, -13.40%, and -13.50%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index¹, returned -13.06%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets declined in 2022 as the U.S. Federal Reserve (the “Fed”) aggressively raised interest rates to address higher inflation. Tight labor markets and ongoing supply and demand imbalances drove inflation to a new 40-year high. In addition, investor concerns about rising recession risks, lingering pandemic effects, and the ongoing Russian invasion of Ukraine were negatives for the market. Factors that supported the equity markets included signs that inflation data was decelerating, and the Fed might begin pausing interest rate increases. In addition, equity investors were hopeful that the end of Chinese lockdowns might eventually boost the global economy.

During the year, the Federal Open Market Committee (“FOMC”) met eight times. In December, the FOMC decided to raise the Federal Funds Rate target range from 3.75% - 4.00% to 4.25% - 4.50%. The FOMC stated that inflation remained elevated, reflecting supply and demand imbalances related to the pandemic, higher energy prices, and broader price pressures. The FOMC seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Ten of the eleven sectors comprising the S&P MidCap 400 Index experienced negative returns for the year. Energy (2.1% beginning weight in the benchmark), up 36.6%, was the best performing sector and had the largest positive impact on the benchmark return. Real Estate (10.4% beginning weight), down 26.2%; Consumer Discretionary (15.5% beginning weight), down 21.4%; and Information Technology (14.4% beginning weight), down 20.7%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the year were EQT, up 89.2%; First Solar, up 77.9%; and Steel Dynamics, up 71.2%. The stocks with the largest negative impact were Trex, down 68.7%; Synaptics, down 67.1%; and Masimo, down 49.5%.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value (NAV) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P MidCap 400 Index is an unmanaged index designed to measure the performance of 400 mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
MetLife Mid Cap Stock Index Portfolio
Class A	-13.26	6.45	10.51
Class B	-13.44	6.19	10.24
Class E	-13.40	6.29	10.35
Class G	-13.50	6.13	10.18
S&P MidCap 400 Index	-13.06	6.71	10.78

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	2.8
Fair Isaac Corp.	0.7
First Horizon National Corp.	0.6
United Therapeutics Corp.	0.6
Hubbell, Inc.	0.6
RPM International, Inc.	0.6
Carlisle Cos., Inc.	0.6
Reliance Steel & Aluminum Co.	0.6
AECOM	0.6
Toro Co. (The)	0.6

Top Sectors

% of Net Assets
Industrials	19.0
Financials	17.3
Consumer Discretionary	13.4
Information Technology	11.6
Health Care	9.8
Real Estate	7.8
Materials	6.3
Utilities	3.9
Consumer Staples	3.9
Energy	3.7

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.29%	$1,000.00	$1,079.60	$1.52
	Hypothetical*	0.29%	$1,000.00	$1,023.74	$1.48

Class B (a)	Actual	0.54%	$1,000.00	$1,078.70	$2.83
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class E (a)	Actual	0.44%	$1,000.00	$1,078.50	$2.31
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class G (a)	Actual	0.59%	$1,000.00	$1,077.60	$3.09
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—95.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
Axon Enterprise, Inc. (a)	30,624	$5,081,440
Curtiss-Wright Corp.	17,352	2,897,610
Hexcel Corp. (b)	38,126	2,243,715
Mercury Systems, Inc. (a) (b)	26,263	1,175,007
Woodward, Inc. (b)	27,252	2,632,816

		14,030,588

Air Freight & Logistics—0.2%
GXO Logistics, Inc. (a)	53,739	2,294,118

Airlines—0.1%
JetBlue Airways Corp. (a) (b) (c)	146,705	950,648

Auto Components—1.4%
Adient plc (a)	42,947	1,489,831
Dana, Inc.	57,791	874,378
Fox Factory Holding Corp. (a) (b)	19,146	1,746,690
Gentex Corp.	106,257	2,897,628
Goodyear Tire & Rubber Co. (The) (a)	128,126	1,300,479
Lear Corp.	26,773	3,320,387
Visteon Corp. (a)	12,748	1,667,821

		13,297,214

Automobiles—0.4%
Harley-Davidson, Inc.	60,256	2,506,649
Thor Industries, Inc. (b)	24,316	1,835,615

		4,342,264

Banks—6.9%
Associated Banc-Corp. (b)	68,107	1,572,591
Bank of Hawaii Corp.	18,124	1,405,697
Bank OZK	50,141	2,008,648
Cadence Bank (b)	82,641	2,037,927
Cathay General Bancorp	33,706	1,374,868
Commerce Bancshares, Inc. (b)	51,656	3,516,224
Cullen/Frost Bankers, Inc.	29,125	3,894,013
East West Bancorp, Inc.	63,844	4,207,320
First Financial Bankshares, Inc. (b)	58,796	2,022,582
First Horizon National Corp.	243,065	5,955,092
FNB Corp. (b)	158,893	2,073,554
Fulton Financial Corp.	75,868	1,276,858
Glacier Bancorp, Inc. (b)	50,173	2,479,550
Hancock Whitney Corp.	38,816	1,878,306
Home BancShares, Inc.	85,924	1,958,208
International Bancshares Corp.	23,915	1,094,350
Old National Bancorp	132,669	2,385,389
PacWest Bancorp	53,362	1,224,658
Pinnacle Financial Partners, Inc. (b)	34,631	2,541,915
Prosperity Bancshares, Inc.	41,360	3,006,045
Synovus Financial Corp.	65,887	2,474,057
Texas Capital Bancshares, Inc. (a) (b)	22,602	1,363,127
UMB Financial Corp. (b)	19,695	1,644,926
Umpqua Holdings Corp.	98,317	1,754,958
United Bankshares, Inc. (b)	60,995	2,469,688
Valley National Bancorp	190,370	2,153,085

Banks—(Continued)
Washington Federal, Inc. (b)	29,592	992,812
Webster Financial Corp.	78,820	3,731,339
Wintrust Financial Corp.	27,524	2,326,328

		66,824,115

Beverages—0.4%
Boston Beer Co., Inc. (The) - Class A (a)	4,270	1,407,050
Celsius Holdings, Inc. (a) (b)	18,300	1,903,932
Coca-Cola Consolidated, Inc.	2,085	1,068,271

		4,379,253

Biotechnology—1.9%
Arrowhead Pharmaceuticals, Inc. (a) (b)	47,945	1,944,649
Exelixis, Inc. (a)	146,108	2,343,573
Halozyme Therapeutics, Inc. (a)	61,247	3,484,954
Neurocrine Biosciences, Inc. (a)	43,545	5,201,015
United Therapeutics Corp. (a)	20,645	5,741,168

		18,715,359

Building Products—2.5%
Builders FirstSource, Inc. (a)	66,665	4,325,225
Carlisle Cos., Inc.	23,426	5,520,337
Fortune Brands Innovations, Inc.	58,089	3,317,463
Lennox International, Inc.	14,608	3,494,672
Owens Corning	42,332	3,610,919
Simpson Manufacturing Co., Inc. (b)	19,295	1,710,695
Trex Co., Inc. (a) (b)	49,707	2,104,097

		24,083,408

Capital Markets—2.0%
Affiliated Managers Group, Inc. (b)	17,063	2,703,291
Evercore, Inc. - Class A	16,185	1,765,460
Federated Hermes, Inc.	38,292	1,390,383
Interactive Brokers Group, Inc. - Class A	46,597	3,371,293
Janus Henderson Group plc (b)	60,029	1,411,882
Jefferies Financial Group, Inc.	82,979	2,844,520
SEI Investments Co.	46,415	2,705,994
Stifel Financial Corp. (b)	48,141	2,809,990

		19,002,813

Chemicals—2.6%
Ashland, Inc.	22,561	2,425,984
Avient Corp.	38,722	1,307,255
Cabot Corp. (b)	25,479	1,703,016
Chemours Co. (The)	68,360	2,093,183
Ingevity Corp. (a)	15,912	1,120,841
NewMarket Corp.	3,085	959,774
Olin Corp.	57,696	3,054,426
RPM International, Inc.	58,477	5,698,584
Scotts Miracle-Gro Co. (The) (b)	18,320	890,169
Sensient Technologies Corp.	19,042	1,388,543
Valvoline, Inc.	80,183	2,617,975
Westlake Corp. (b)	15,598	1,599,419

		24,859,169

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—1.5%
Brink’s Co. (The)	21,040	$1,130,058
Clean Harbors, Inc. (a)	22,779	2,599,540
IAA, Inc. (a)	60,590	2,423,600
MSA Safety, Inc. (b)	16,690	2,406,531
Stericycle, Inc. (a) (b)	41,756	2,083,207
Tetra Tech, Inc.	23,999	3,484,415

		14,127,351

Communications Equipment—0.8%
Calix, Inc. (a)	25,789	1,764,741
Ciena Corp. (a)	67,103	3,420,911
Lumentum Holdings, Inc. (a) (b)	30,892	1,611,636
ViaSat, Inc. (a) (b)	34,238	1,083,633

		7,880,921

Construction & Engineering—2.1%
AECOM	63,257	5,372,417
Dycom Industries, Inc. (a) (b)	13,343	1,248,905
EMCOR Group, Inc.	21,586	3,197,102
Fluor Corp. (a)	64,360	2,230,718
MasTec, Inc. (a) (b)	26,708	2,278,994
MDU Resources Group, Inc.	92,110	2,794,617
Valmont Industries, Inc.	9,663	3,195,264

		20,318,017

Construction Materials—0.2%
Eagle Materials, Inc.	16,690	2,217,267

Consumer Finance—0.4%
FirstCash Holdings, Inc.	16,994	1,476,949
Navient Corp. (b)	47,914	788,185
SLM Corp.	113,330	1,881,278

		4,146,412

Containers & Packaging—0.9%
AptarGroup, Inc.	29,571	3,252,218
Greif, Inc. - Class A	11,598	777,762
Silgan Holdings, Inc.	37,895	1,964,477
Sonoco Products Co.	44,169	2,681,500

		8,675,957

Diversified Consumer Services—1.0%
Graham Holdings Co. - Class B	1,739	1,050,721
Grand Canyon Education, Inc. (a)	13,893	1,467,934
H&R Block, Inc.	70,421	2,571,071
Service Corp. International	69,669	4,816,915

		9,906,641

Diversified Financial Services—0.3%
Voya Financial, Inc. (b)	44,016	2,706,544

Diversified Telecommunication Services—0.6%
Frontier Communications Parent, Inc. (a) (b)	100,990	2,573,225
Iridium Communications, Inc. (a)	56,912	2,925,277

		5,498,502

Electric Utilities—1.4%
ALLETE, Inc.	25,892	1,670,293
Hawaiian Electric Industries, Inc. (b)	49,586	2,075,174
IDACORP, Inc. (b)	22,903	2,470,089
OGE Energy Corp.	90,685	3,586,592
PNM Resources, Inc.	38,880	1,896,955
Portland General Electric Co. (b)	40,437	1,981,413

		13,680,516

Electrical Equipment—1.9%
Acuity Brands, Inc.	14,567	2,412,441
EnerSys	18,494	1,365,597
Hubbell, Inc. (b)	24,327	5,709,060
nVent Electric plc	75,458	2,902,869
Regal Rexnord Corp. (b)	29,964	3,595,081
Sunrun, Inc. (a) (b)	96,528	2,318,603
Vicor Corp. (a)	10,096	542,660

		18,846,311

Electronic Equipment, Instruments & Components—3.0%
Arrow Electronics, Inc. (a)	27,861	2,913,425
Avnet, Inc.	41,454	1,723,657
Belden, Inc.	19,390	1,394,141
Cognex Corp.	78,331	3,690,173
Coherent Corp. (a) (b)	62,821	2,205,017
IPG Photonics Corp. (a)	14,563	1,378,679
Jabil, Inc.	60,987	4,159,313
Littelfuse, Inc.	11,214	2,469,323
National Instruments Corp. (b)	59,143	2,182,377
Novanta, Inc. (a)	16,167	2,196,610
TD SYNNEX Corp.	19,044	1,803,657
Vishay Intertechnology, Inc.	58,689	1,265,922
Vontier Corp.	71,565	1,383,352

		28,765,646

Energy Equipment & Services—0.6%
ChampionX Corp.	90,303	2,617,884
NOV, Inc.	177,927	3,716,895

		6,334,779

Entertainment—0.1%
World Wrestling Entertainment, Inc. - Class A (b)	19,613	1,343,883

Equity Real Estate Investment Trusts—7.4%
Apartment Income REIT Corp.	67,912	2,330,061
Brixmor Property Group, Inc.	135,850	3,079,720
Corporate Office Properties Trust	50,923	1,320,943
Cousins Properties, Inc. (b)	68,594	1,734,742
CubeSmart	101,724	4,094,391
Douglas Emmett, Inc. (b)	79,626	1,248,536
EastGroup Properties, Inc.	19,738	2,922,408
EPR Properties (b)	33,981	1,281,763
First Industrial Realty Trust, Inc.	59,852	2,888,458
Healthcare Realty Trust, Inc. - Class A	172,385	3,321,859
Highwoods Properties, Inc.	47,651	1,333,275
Independence Realty Trust, Inc.	101,392	1,709,469

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
JBG SMITH Properties	44,841	$851,082
Kilroy Realty Corp.	47,647	1,842,510
Kite Realty Group Trust	99,244	2,089,086
Lamar Advertising Co. - Class A	39,527	3,731,349
Life Storage, Inc.	38,501	3,792,349
Macerich Co. (The) (b)	97,290	1,095,485
Medical Properties Trust, Inc. (b)	270,873	3,017,525
National Retail Properties, Inc.	80,959	3,704,684
National Storage Affiliates Trust	38,277	1,382,565
Omega Healthcare Investors, Inc. (b)	106,076	2,964,824
Park Hotels & Resorts, Inc. (b)	101,846	1,200,764
Pebblebrook Hotel Trust (b)	59,552	797,401
Physicians Realty Trust (b)	103,394	1,496,111
PotlatchDeltic Corp.	36,589	1,609,550
Rayonier, Inc.	66,325	2,186,072
Rexford Industrial Realty, Inc. (b)	83,116	4,541,458
Sabra Health Care REIT, Inc.	104,624	1,300,476
SL Green Realty Corp. (b)	29,132	982,331
Spirit Realty Capital, Inc.	63,261	2,526,012
STORE Capital Corp.	120,364	3,858,870

		72,236,129

Food & Staples Retailing—1.5%
BJ’s Wholesale Club Holdings, Inc. (a)	61,181	4,047,735
Casey’s General Stores, Inc.	16,876	3,786,131
Grocery Outlet Holding Corp. (a) (b)	40,098	1,170,461
Performance Food Group Co. (a)	70,514	4,117,312
Sprouts Farmers Market, Inc. (a) (b)	47,947	1,552,044

		14,673,683

Food Products—1.5%
Darling Ingredients, Inc. (a)	72,597	4,543,846
Flowers Foods, Inc.	87,028	2,501,185
Ingredion, Inc.	29,694	2,907,934
Lancaster Colony Corp.	8,986	1,772,938
Pilgrim’s Pride Corp. (a)	20,351	482,929
Post Holdings, Inc. (a)	24,632	2,223,284

		14,432,116

Gas Utilities—1.4%
National Fuel Gas Co.	41,436	2,622,899
New Jersey Resources Corp.	43,588	2,162,837
ONE Gas, Inc. (b)	24,524	1,856,957
Southwest Gas Holdings, Inc.	27,949	1,729,484
Spire, Inc. (b)	23,777	1,637,284
UGI Corp.	94,842	3,515,793

		13,525,254

Health Care Equipment & Supplies—3.4%
Enovis Corp. (a)	21,584	1,155,176
Envista Holdings Corp. (a)	73,853	2,486,630
Globus Medical, Inc. - Class A (a) (b)	35,065	2,604,278
Haemonetics Corp. (a)	22,924	1,802,973
ICU Medical, Inc. (a) (b)	9,125	1,437,005
Inari Medical, Inc. (a)	21,872	1,390,184

Health Care Equipment & Supplies—(Continued)
Integra LifeSciences Holdings Corp. (a) (b)	32,912	1,845,376
Lantheus Holdings, Inc. (a)	31,178	1,588,831
LivaNova plc (a) (b)	24,244	1,346,512
Masimo Corp. (a)	21,906	3,240,993
Neogen Corp. (a)	97,889	1,490,849
Omnicell, Inc. (a) (b)	20,224	1,019,694
Penumbra, Inc. (a) (b)	17,203	3,826,979
QuidelOrtho Corp. (a)	24,232	2,075,955
Shockwave Medical, Inc. (a)	16,371	3,366,041
STAAR Surgical Co. (a) (b)	21,835	1,059,871
Tandem Diabetes Care, Inc. (a)	29,125	1,309,169

		33,046,516

Health Care Providers & Services—2.3%
Acadia Healthcare Co., Inc. (a)	41,209	3,392,325
Amedisys, Inc. (a)	14,718	1,229,542
Chemed Corp.	6,736	3,438,256
Encompass Health Corp.	45,200	2,703,412
HealthEquity, Inc. (a)	38,289	2,360,134
LHC Group, Inc. (a) (b)	14,055	2,272,553
Option Care Health, Inc. (a)	70,035	2,107,353
Patterson Cos., Inc.	39,239	1,099,869
Progyny, Inc. (a)	34,078	1,061,530
R1 RCM, Inc. (a)	62,259	681,736
Tenet Healthcare Corp. (a)	48,975	2,389,490

		22,736,200

Hotels, Restaurants & Leisure—2.7%
Boyd Gaming Corp.	35,931	1,959,317
Choice Hotels International, Inc. (b)	12,554	1,414,083
Churchill Downs, Inc.	14,909	3,152,210
Cracker Barrel Old Country Store, Inc. (b)	10,041	951,284
Light & Wonder, Inc. (a)	42,431	2,486,457
Marriott Vacations Worldwide Corp.	17,358	2,336,213
Papa John’s International, Inc.	14,562	1,198,598
Penn Entertainment, Inc. (a) (b)	70,263	2,086,811
Texas Roadhouse, Inc.	30,310	2,756,695
Travel and Leisure Co.	36,817	1,340,139
Wendy’s Co. (The)	77,195	1,746,923
Wingstop, Inc. (b)	13,551	1,864,889
Wyndham Hotels & Resorts, Inc.	40,008	2,852,970

		26,146,589

Household Durables—1.4%
Helen of Troy, Ltd. (a)	10,867	1,205,259
KB Home	37,623	1,198,292
Leggett & Platt, Inc. (b)	60,052	1,935,476
Taylor Morrison Home Corp. (a) (b)	49,077	1,489,487
Tempur Sealy International, Inc. (b)	77,449	2,658,824
Toll Brothers, Inc.	47,741	2,383,231
TopBuild Corp. (a)	14,482	2,266,288

		13,136,857

Household Products—0.1%
Energizer Holdings, Inc. (b)	30,016	1,007,037

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Independent Power and Renewable Electricity Producers—0.2%
Ormat Technologies, Inc.	22,087	$1,910,084

Insurance—3.9%
American Financial Group, Inc.	31,625	4,341,480
Brighthouse Financial, Inc. (a) (d)	31,313	1,605,418
CNO Financial Group, Inc.	51,820	1,184,087
First American Financial Corp. (b)	46,901	2,454,798
Hanover Insurance Group, Inc. (The)	16,109	2,176,809
Kemper Corp. (b)	28,937	1,423,700
Kinsale Capital Group, Inc.	9,762	2,552,958
Old Republic International Corp.	128,190	3,095,789
Primerica, Inc.	16,714	2,370,380
Reinsurance Group of America, Inc.	30,275	4,301,775
RenaissanceRe Holdings, Ltd.	19,796	3,647,017
RLI Corp.	18,294	2,401,453
Selective Insurance Group, Inc.	27,302	2,419,230
Unum Group	84,706	3,475,487

		37,450,381

Interactive Media & Services—0.3%
TripAdvisor, Inc. (a) (b)	47,463	853,385
Ziff Davis, Inc. (a)	21,376	1,690,841

		2,544,226

IT Services—2.0%
Concentrix Corp.	19,192	2,555,607
Euronet Worldwide, Inc. (a)	21,341	2,014,163
ExlService Holdings, Inc. (a)	14,978	2,537,722
Genpact, Ltd.	76,368	3,537,366
Kyndryl Holdings, Inc. (a) (b)	92,455	1,028,100
Maximus, Inc.	27,427	2,011,222
Western Union Co. (The) (b)	174,922	2,408,676
WEX, Inc. (a)	19,746	3,231,433

		19,324,289

Leisure Products—1.1%
Brunswick Corp.	32,843	2,367,323
Mattel, Inc. (a)	160,531	2,863,873
Polaris, Inc. (b)	24,678	2,492,478
Topgolf Callaway Brands Corp. (a) (b)	62,797	1,240,241
YETI Holdings, Inc. (a) (b)	39,067	1,613,858

		10,577,773

Life Sciences Tools & Services—1.4%
Azenta, Inc. (a) (b)	33,981	1,978,374
Bruker Corp.	45,304	3,096,528
Medpace Holdings, Inc. (a) (b)	11,411	2,423,811
Repligen Corp. (a) (b)	23,390	3,960,161
Sotera Health Co. (a)	44,725	372,559
Syneos Health, Inc. (a)	46,611	1,709,691

		13,541,124

Machinery—4.5%
AGCO Corp.	28,046	3,889,700
Chart Industries, Inc. (a) (b)	18,933	2,181,650

Machinery—(Continued)
Crane Holdings Co.	21,617	2,171,428
Donaldson Co., Inc.	55,470	3,265,519
Esab Corp.	23,403	1,098,069
Flowserve Corp.	59,200	1,816,256
Graco, Inc.	76,338	5,134,494
ITT, Inc.	37,460	3,038,006
Kennametal, Inc.	36,498	878,142
Lincoln Electric Holdings, Inc.	26,154	3,778,991
Middleby Corp. (The) (a) (b)	24,408	3,268,231
Oshkosh Corp.	29,621	2,612,276
Terex Corp.	30,575	1,306,164
Timken Co. (The)	29,985	2,119,040
Toro Co. (The)	47,200	5,343,040
Watts Water Technologies, Inc. - Class A	12,359	1,807,256

		43,708,262

Marine—0.2%
Kirby Corp. (a)	27,131	1,745,880

Media—1.0%
Cable One, Inc.	2,184	1,554,702
John Wiley & Sons, Inc. - Class A	19,449	779,127
New York Times Co. (The) - Class A	74,574	2,420,672
Nexstar Media Group, Inc. - Class A	17,081	2,989,687
TEGNA, Inc.	101,061	2,141,483

		9,885,671

Metals & Mining—2.4%
Alcoa Corp.	80,146	3,644,239
Cleveland-Cliffs, Inc. (a) (b)	233,414	3,760,299
Commercial Metals Co.	53,152	2,567,242
MP Materials Corp. (a) (b)	41,818	1,015,341
Reliance Steel & Aluminum Co.	26,585	5,381,867
Royal Gold, Inc. (b)	29,735	3,351,729
United States Steel Corp. (b)	106,115	2,658,181
Worthington Industries, Inc. (b)	13,735	682,767

		23,061,665

Mortgage Real Estate Investment Trusts—0.5%
Annaly Capital Management, Inc.	211,927	4,467,421

Multi-Utilities—0.4%
Black Hills Corp.	29,478	2,073,483
NorthWestern Corp. (b)	26,172	1,553,046

		3,626,529

Multiline Retail—0.6%
Kohl’s Corp. (b)	52,832	1,334,008
Macy’s, Inc.	122,749	2,534,767
Nordstrom, Inc. (b)	50,456	814,360
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	26,366	1,234,983

		5,918,118

Oil, Gas & Consumable Fuels—3.1%
Antero Midstream Corp. (b)	151,716	1,637,016

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Antero Resources Corp. (a)	125,075	$3,876,074
CNX Resources Corp. (a)	81,749	1,376,653
DT Midstream, Inc. (a) (b)	43,825	2,421,770
Equitrans Midstream Corp.	196,034	1,313,428
HF Sinclair Corp.	60,919	3,161,087
Matador Resources Co.	50,847	2,910,482
Murphy Oil Corp.	66,190	2,846,832
PBF Energy, Inc. - Class A	51,771	2,111,221
PDC Energy, Inc.	41,738	2,649,528
Range Resources Corp.	109,452	2,738,489
Southwestern Energy Co. (a)	499,883	2,924,316

		29,966,896

Paper & Forest Products—0.2%
Louisiana-Pacific Corp. (b)	32,475	1,922,520

Personal Products—0.3%
BellRing Brands, Inc. (a)	61,351	1,573,039
Coty, Inc. - Class A (a)	165,580	1,417,365

		2,990,404

Pharmaceuticals—0.7%
Jazz Pharmaceuticals plc (a)	28,522	4,543,840
Perrigo Co. plc	60,987	2,079,047

		6,622,887

Professional Services—1.8%
ASGN, Inc. (a)	22,603	1,841,693
CACI International, Inc. - Class A (a)	10,644	3,199,480
FTI Consulting, Inc. (a) (b)	15,593	2,476,168
Insperity, Inc.	16,152	1,834,867
KBR, Inc. (b)	62,145	3,281,256
ManpowerGroup, Inc.	22,901	1,905,592
Science Applications International Corp.	24,971	2,770,033

		17,309,089

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc. (a)	21,499	3,426,296

Road & Rail—1.7%
Avis Budget Group, Inc. (a) (b)	11,270	1,847,491
Knight-Swift Transportation Holdings, Inc.	72,789	3,814,872
Landstar System, Inc.	16,273	2,650,872
RXO, Inc. (a)	52,142	896,842
Ryder System, Inc. (b)	22,762	1,902,220
Saia, Inc. (a)	11,987	2,513,434
Werner Enterprises, Inc.	26,624	1,071,882
XPO Logistics, Inc. (a)	52,164	1,736,540

		16,434,153

Semiconductors & Semiconductor Equipment—2.5%
Allegro MicroSystems, Inc. (a) (b)	29,463	884,479
Amkor Technology, Inc.	45,495	1,090,970
Cirrus Logic, Inc. (a)	24,941	1,857,606
Lattice Semiconductor Corp. (a)	62,083	4,027,945

Semiconductors & Semiconductor Equipment—(Continued)
MACOM Technology Solutions Holdings, Inc. (a)	23,145	1,457,672
MKS Instruments, Inc. (b)	25,908	2,195,185
Power Integrations, Inc.	25,909	1,858,193
Silicon Laboratories, Inc. (a) (b)	15,076	2,045,361
SiTime Corp. (a) (b)	7,283	740,098
SunPower Corp. (a) (b)	38,660	697,040
Synaptics, Inc. (a)	18,060	1,718,590
Universal Display Corp.	19,685	2,126,767
Wolfspeed, Inc. (a) (b)	56,264	3,884,467

		24,584,373

Software—3.1%
ACI Worldwide, Inc. (a)	50,901	1,170,723
Aspen Technology, Inc. (a)	13,156	2,702,242
Blackbaud, Inc. (a)	20,203	1,189,149
CommVault Systems, Inc. (a)	20,171	1,267,546
Dynatrace, Inc. (a)	91,271	3,495,679
Envestnet, Inc. (a) (b)	25,061	1,546,264
Fair Isaac Corp. (a)	11,314	6,772,334
Manhattan Associates, Inc. (a)	28,264	3,431,250
NCR Corp. (a)	62,237	1,456,968
Paylocity Holding Corp. (a)	18,662	3,625,280
Qualys, Inc. (a)	15,659	1,757,409
Teradata Corp. (a) (b)	46,111	1,552,096

		29,966,940

Specialty Retail—2.7%
AutoNation, Inc. (a)	15,494	1,662,506
Dick’s Sporting Goods, Inc.	25,186	3,029,624
Five Below, Inc. (a) (b)	25,143	4,447,042
Foot Locker, Inc. (b)	35,923	1,357,530
GameStop Corp. - Class A (a) (b)	114,491	2,113,504
Gap, Inc. (The) (b)	95,550	1,077,804
Lithia Motors, Inc. (b)	12,383	2,535,295
Murphy USA, Inc.	9,416	2,632,149
RH (a)	8,705	2,325,889
Victoria’s Secret & Co. (a) (b)	36,801	1,316,740
Williams-Sonoma, Inc. (b)	30,218	3,472,653

		25,970,736

Technology Hardware, Storage & Peripherals—0.2%
Super Micro Computer, Inc. (a)	20,856	1,712,278
Xerox Holdings Corp.	50,747	740,906

		2,453,184

Textiles, Apparel & Luxury Goods—2.2%
Capri Holdings, Ltd. (a)	58,339	3,343,992
Carter’s, Inc. (b)	17,286	1,289,709
Columbia Sportswear Co.	16,037	1,404,521
Crocs, Inc. (a)	27,968	3,032,570
Deckers Outdoor Corp. (a) (c)	11,989	4,785,529
Hanesbrands, Inc. (b)	158,061	1,005,268
PVH Corp.	29,543	2,085,440
Skechers USA, Inc. - Class A (a)	60,793	2,550,266
Under Armour, Inc. - Class A (a) (b)	85,469	868,365

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Under Armour, Inc. - Class C (a) (b)	89,245	$796,065

		21,161,725

Thrifts & Mortgage Finance—0.6%
Essent Group, Ltd.	48,787	1,896,839
MGIC Investment Corp.	134,542	1,749,046
New York Community Bancorp, Inc.	308,147	2,650,064

		6,295,949

Trading Companies & Distributors—1.0%
GATX Corp. (b)	15,944	1,695,485
MSC Industrial Direct Co., Inc. - Class A	21,389	1,747,481
Univar Solutions, Inc. (a)	73,909	2,350,306
Watsco, Inc. (b)	15,067	3,757,710

		9,550,982

Water Utilities—0.5%
Essential Utilities, Inc. (b)	108,116	5,160,377

Total Common Stocks (Cost $743,768,898)		929,746,011

Mutual Funds—2.8%

Investment Companies—2.8%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $27,785,228)	61,500	27,231,585

Short-Term Investments—1.5%

U.S. Treasury—1.5%
U.S. Treasury Bills 3.688%, 01/17/23 (e)	5,225,000	5,217,525
3.726%, 01/24/23 (e)	8,975,000	8,954,892

Total Short-Term Investments (Cost $14,169,107)		14,172,417

Securities Lending Reinvestments (f)—14.7%

Certificates of Deposit—4.2%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (g)	2,000,000	2,002,702
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (g)	3,000,000	3,000,000
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (g)	3,000,000	3,000,053
4.810%, SOFR + 0.510%, 03/15/23 (g)	5,000,000	5,002,101
4.980%, SOFR + 0.680%, 08/16/23 (g)	1,000,000	1,001,169
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (g)	3,000,000	3,001,044
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (g)	3,000,000	3,000,199
4.800%, SOFR + 0.500%, 03/03/23 (g)	2,000,000	2,000,766

Certificates of Deposit—(Continued)
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (g)	3,000,000	3,000,213
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (g)	4,000,000	4,001,200
Nordea Bank Abp (NY) 4.800%, SOFR + 0.500%, 02/27/23 (g)	2,000,000	2,000,554
Rabobank (London) 4.830%, SOFR + 0.530%, 05/16/23 (g)	2,000,000	2,000,000
Standard Chartered Bank (NY) 4.860%, FEDEFF PRV + 0.530%, 01/17/23 (g)	1,000,000	1,000,123
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (g)	2,000,000	2,000,220
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (g)	3,000,000	3,000,984
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (g)	2,000,000	1,999,780

		41,011,108

Commercial Paper—0.3%
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (g)	3,000,000	3,000,810

Repurchase Agreements—7.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $10,136,005; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $10,333,833.	10,131,209	10,131,209
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $11,005,133; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $11,220,000.	11,000,000	11,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $3,075,079; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $2,040,963.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $12,606,048; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $12,900,752.	12,600,000	12,600,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $4,703,948; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $4,805,178.	4,700,000	$4,700,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $11,109,605; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $12,085,997.	11,100,000	11,100,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $3,013,563; collateralized by various Common Stock with an aggregate market value of $3,333,764.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,100,519; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $1,123,987.	1,100,000	1,100,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $2,000,976; collateralized by various Common Stock with an aggregate market value of $2,225,694.	2,000,000	2,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $4,402,156; collateralized by various Common Stock with an aggregate market value of $4,897,010.	4,400,000	4,400,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $2,502,149; collateralized by various Common Stock with an aggregate market value of $2,782,980.	2,500,000	2,500,000
TD Prime Services LLC
Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $1,500,733; collateralized by various Common Stock with an aggregate market value of $1,669,271.	1,500,000	1,500,000

		69,031,209

Time Deposit—0.3%
First Abu Dhabi Bank USA NV 4.300%, 01/03/23	3,000,000	3,000,000

Mutual Funds—2.8%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (h)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (h)	10,000,000	10,000,000

Mutual Funds—(Continued)
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (h)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (h)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (h)	2,000,000	2,000,000

		27,000,000

Total Securities Lending Reinvestments (Cost $143,031,209)		143,043,127

Total Investments—114.8% (Cost $928,754,442)		1,114,193,140
Other assets and liabilities (net)—(14.8)%		(143,433,523)

Net Assets—100.0%		$970,759,617

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $139,686,269 and the collateral received consisted of cash in the amount of $143,031,209 and non-cash collateral with a value of $194,512. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $3,280,120.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P Midcap 400 Index E-Mini Futures	03/17/23	57	USD	13,922,820	$(305,630)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$929,746,011	$—	$—	$929,746,011
Total Mutual Funds*	27,231,585	—	—	27,231,585
Total Short-Term Investments*	—	14,172,417	—	14,172,417
Securities Lending Reinvestments
Certificates of Deposit	—	41,011,108	—	41,011,108
Commercial Paper	—	3,000,810	—	3,000,810
Repurchase Agreements	—	69,031,209	—	69,031,209
Time Deposit	—	3,000,000	—	3,000,000
Mutual Funds	27,000,000	—	—	27,000,000
Total Securities Lending Reinvestments	27,000,000	116,043,127	—	143,043,127
Total Investments	$983,977,596	$130,215,544	$—	$1,114,193,140

Collateral for Securities Loaned (Liability)	$—	$(143,031,209)	$—	$(143,031,209)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(305,630)	$—	$—	$(305,630)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,112,587,722
Affiliated investments at value (c)	1,605,418
Receivable for:
Investments sold	1,327,540
Fund shares sold	117,568
Dividends	1,274,997
Prepaid expenses	3,825

Total Assets	1,116,917,070
Liabilities
Due to custodian	239,810
Collateral for securities loaned	143,031,209
Payables for:
Fund shares redeemed	2,145,861
Variation margin on futures contracts	76,380
Accrued Expenses:
Management fees	208,330
Distribution and service fees	105,942
Deferred trustees’ fees	152,551
Other expenses	197,370

Total Liabilities	146,157,453

Net Assets	$970,759,617

Net Assets Consist of:
Paid in surplus	$711,511,308
Distributable earnings (Accumulated losses)	259,248,309

Net Assets	$970,759,617

Net Assets
Class A	$502,715,143
Class B	287,294,387
Class E	26,841,613
Class G	153,908,474
Capital Shares Outstanding*
Class A	31,962,510
Class B	18,721,721
Class E	1,729,475
Class G	10,167,438
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.73
Class B	15.35
Class E	15.52
Class G	15.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $927,616,316.
(b)	Includes securities loaned at value of $139,686,269.
(c)	Identified cost of affiliated investments was $1,138,126.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends	$15,844,860
Interest	201,837
Securities lending income	639,747

Total investment income	16,686,444

Expenses
Management fees	2,606,212
Administration fees	53,252
Custodian and accounting fees	77,314
Distribution and service fees—Class B	787,739
Distribution and service fees—Class E	44,288
Distribution and service fees—Class G	497,484
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	94,793
Insurance	8,700
Miscellaneous	130,044

Total expenses	4,400,833
Less management fee waiver	(29,969)

Net expenses	4,370,864

Net Investment Income	12,315,580

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	66,249,968
Affiliated investments	89,181
Futures contracts	(1,861,796)

Net realized gain (loss)	64,477,353

Net change in unrealized appreciation (depreciation) on:
Investments	(238,080,554)
Affiliated investments	(125,126)
Futures contracts	(545,541)

Net change in unrealized appreciation (depreciation)	(238,751,221)

Net realized and unrealized gain (loss)	(174,273,868)

Net Increase (Decrease) in Net Assets From Operations	$(161,958,288)

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,315,580	$10,498,587
Net realized gain (loss)	64,477,353	169,797,498
Net change in unrealized appreciation (depreciation)	(238,751,221)	78,361,021

Increase (decrease) in net assets from operations	(161,958,288)	258,657,106

From Distributions to Shareholders
Class A	(91,716,740)	(34,746,740)
Class B	(54,536,369)	(21,638,582)
Class E	(5,150,333)	(2,027,108)
Class G	(28,926,185)	(10,317,316)

Total distributions	(180,329,627)	(68,729,746)

Increase (decrease) in net assets from capital share transactions	82,626,892	(84,723,597)

Total increase (decrease) in net assets	(259,661,023)	105,203,763

Net Assets
Beginning of period	1,230,420,640	1,125,216,877

End of period	$970,759,617	$1,230,420,640

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,908,949	$33,557,319	2,025,222	$43,684,010
Reinvestments	6,184,541	91,716,740	1,645,985	34,746,740
Redemptions	(4,138,209)	(73,349,023)	(4,771,622)	(102,252,964)

Net increase (decrease)	3,955,281	$51,925,036	(1,100,415)	$(23,822,214)

Class B
Sales	492,986	$8,133,268	452,697	$9,467,818
Reinvestments	3,763,725	54,536,369	1,045,342	21,638,582
Redemptions	(2,871,257)	(49,320,878)	(4,037,475)	(84,390,133)

Net increase (decrease)	1,385,454	$13,348,759	(2,539,436)	$(53,283,733)

Class E
Sales	67,288	$1,151,989	61,594	$1,303,802
Reinvestments	351,799	5,150,333	97,037	2,027,108
Redemptions	(297,090)	(5,099,648)	(310,418)	(6,561,257)

Net increase (decrease)	121,997	$1,202,674	(151,787)	$(3,230,347)

Class G
Sales	669,357	$11,771,934	1,025,037	$21,233,902
Reinvestments	2,024,226	28,926,185	503,775	10,317,316
Redemptions	(1,440,086)	(24,547,696)	(1,736,367)	(35,938,521)

Net increase (decrease)	1,253,497	$16,150,423	(207,555)	$(4,387,303)

Increase (decrease) derived from capital shares transactions		$82,626,892		$(84,723,597)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.29	$19.01	$18.27	$16.32	$20.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.21	0.21	0.26	0.26
Net realized and unrealized gain (loss)	(3.39)	4.36	1.85	3.78	(2.24)

Total income (loss) from investment operations	(3.16)	4.57	2.06	4.04	(1.98)

Less Distributions
Distributions from net investment income	(0.22)	(0.24)	(0.24)	(0.26)	(0.26)
Distributions from net realized capital gains	(3.18)	(1.05)	(1.08)	(1.83)	(1.68)

Total distributions	(3.40)	(1.29)	(1.32)	(2.09)	(1.94)

Net Asset Value, End of Period	$15.73	$22.29	$19.01	$18.27	$16.32

Total Return (%) (b)	(13.26)	24.40	13.39	25.95	(11.30)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.29	0.30	0.31	0.30	0.30
Net ratio of expenses to average net assets (%) (c)	0.29	0.29	0.31	0.30	0.30
Ratio of net investment income (loss) to average net assets (%)	1.31	1.00	1.33	1.44	1.34
Portfolio turnover rate (%)	22	33	31	24	25
Net assets, end of period (in millions)	$502.7	$624.2	$553.3	$528.6	$442.2

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.82	$18.64	$17.93	$16.05	$19.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.16	0.17	0.21	0.21
Net realized and unrealized gain (loss)	(3.31)	4.26	1.82	3.71	(2.20)

Total income (loss) from investment operations	(3.13)	4.42	1.99	3.92	(1.99)

Less Distributions
Distributions from net investment income	(0.16)	(0.19)	(0.20)	(0.21)	(0.21)
Distributions from net realized capital gains	(3.18)	(1.05)	(1.08)	(1.83)	(1.68)

Total distributions	(3.34)	(1.24)	(1.28)	(2.04)	(1.89)

Net Asset Value, End of Period	$15.35	$21.82	$18.64	$17.93	$16.05

Total Return (%) (b)	(13.44)	24.07	13.15	25.57	(11.51)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.55	0.56	0.55	0.55
Net ratio of expenses to average net assets (%) (c)	0.54	0.54	0.56	0.55	0.55
Ratio of net investment income (loss) to average net assets (%)	1.06	0.75	1.08	1.19	1.09
Portfolio turnover rate (%)	22	33	31	24	25
Net assets, end of period (in millions)	$287.3	$378.3	$370.5	$364.5	$330.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.04	$18.81	$18.09	$16.17	$20.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.18	0.19	0.23	0.23
Net realized and unrealized gain (loss)	(3.35)	4.31	1.82	3.75	(2.22)

Total income (loss) from investment operations	(3.15)	4.49	2.01	3.98	(1.99)

Less Distributions
Distributions from net investment income	(0.19)	(0.21)	(0.21)	(0.23)	(0.23)
Distributions from net realized capital gains	(3.18)	(1.05)	(1.08)	(1.83)	(1.68)

Total distributions	(3.37)	(1.26)	(1.29)	(2.06)	(1.91)

Net Asset Value, End of Period	$15.52	$22.04	$18.81	$18.09	$16.17

Total Return (%) (b)	(13.40)	24.23	13.21	25.77	(11.44)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.44	0.45	0.46	0.45	0.45
Net ratio of expenses to average net assets (%) (c)	0.44	0.44	0.46	0.45	0.45
Ratio of net investment income (loss) to average net assets (%)	1.16	0.85	1.18	1.29	1.19
Portfolio turnover rate (%)	22	33	31	24	25
Net assets, end of period (in millions)	$26.8	$35.4	$33.1	$33.3	$30.6

	Class G
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.59	$18.46	$17.78	$15.93	$19.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.14	0.16	0.20	0.20
Net realized and unrealized gain (loss)	(3.28)	4.23	1.79	3.69	(2.19)

Total income (loss) from investment operations	(3.11)	4.37	1.95	3.89	(1.99)

Less Distributions
Distributions from net investment income	(0.16)	(0.19)	(0.19)	(0.21)	(0.20)
Distributions from net realized capital gains	(3.18)	(1.05)	(1.08)	(1.83)	(1.68)

Total distributions	(3.34)	(1.24)	(1.27)	(2.04)	(1.88)

Net Asset Value, End of Period	$15.14	$21.59	$18.46	$17.78	$15.93

Total Return (%) (b)	(13.50)	24.01	13.07	25.54	(11.56)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.60	0.61	0.60	0.60
Net ratio of expenses to average net assets (%) (c)	0.59	0.59	0.61	0.60	0.60
Ratio of net investment income (loss) to average net assets (%)	1.01	0.70	1.03	1.14	1.04
Portfolio turnover rate (%)	22	33	31	24	25
Net assets, end of period (in millions)	$153.9	$192.4	$168.4	$149.1	$124.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $239,810 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.
Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $69,031,209, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(116,351,163)	$—	$—	$—	$(116,351,163)
Mutual Funds	(26,680,046)	—	—	—	(26,680,046)
Total Borrowings	$(143,031,209)	$—	$—	$—	$(143,031,209)
Gross amount of recognized liabilities for securities lending transactions					$(143,031,209)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$305,630

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(1,861,796)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(545,541)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,253,090

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$226,137,850	$0	$301,569,510

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $2,606,212.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2022 were $252,807.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022	Number of shares held December 31, 2022
Brighthouse Financial, Inc.	$2,003,676	$—	$(362,313)	$89,181	$(125,126)	$1,605,418	31,313

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$931,653,442

Gross unrealized appreciation	263,437,034
Gross unrealized (depreciation)	(80,897,336)

Net unrealized appreciation (depreciation)	$182,539,698

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$37,394,706	$26,695,900	$142,934,921	$42,033,846	$180,329,627	$68,729,746

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$12,189,409	$64,671,754	$182,539,698	$—	$259,400,861

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-23

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Mid Cap Stock Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Mid Cap Stock Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-25

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-26

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-27

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-28

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

MetLife Mid Cap Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the S&P MidCap 400 Index, for the one-, three-, and five-year periods ended October 31, 2022, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-29

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-30

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B, E and G shares of the MetLife MSCI EAFE Index Portfolio returned -14.47%, -14.64%, -14.60%, and -14.66%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned -14.45%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets declined in 2022 as the U.S. Federal Reserve (the “Fed”) aggressively raised interest rates to address higher inflation. Tight labor markets and ongoing supply and demand imbalances drove inflation to a new 40-year high. In addition, investor concerns about rising recession risks, lingering pandemic effects, and the ongoing Russian invasion of Ukraine were negatives for the market. Factors that supported the equity markets included signs that inflation data was decelerating, and the Fed might begin pausing interest rate increases. In addition, equity investors were hopeful that the end of Chinese lockdowns might eventually boost the global economy.

The U.S. dollar strengthened during the year, which negatively impacted U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 7.45%.

Twenty of the twenty-one countries comprising the MSCI EAFE Index experienced negative returns for the year. Portugal (0.2% beginning weight in the benchmark), up 1.1%, was the best-performing country and the only country with a positive return. Sweden (4.0% beginning weight), down 27.6%; Netherlands (4.9% beginning weight), down 27.6%; and Israel (0.7% beginning weight), down 26.2%, were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the year were TotalEnergies, up 32.7%; Shell, up 32.1%; and Novo Nordisk, up 21.6%. The stocks with the largest negative impact were Sony Group, down 39.1%; ASML Holding, down 32.3%; and Roche Holding, down 22.6%.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, net asset value (NAV) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
MetLife MSCI EAFE Index Portfolio
Class A	-14.47	1.40	4.39
Class B	-14.64	1.16	4.13
Class E	-14.60	1.25	4.24
Class G	-14.66	1.12	4.08
MSCI EAFE Index	-14.45	1.54	4.67

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Nestle S.A.	2.2
Novo Nordisk A/S - Class B	1.5
Roche Holding AG	1.5
ASML Holding NV	1.5
AstraZeneca plc	1.4
Shell plc	1.4
LVMH Moet Hennessy Louis Vuitton SE	1.4
Novartis AG	1.3
BHP Group, Ltd.	1.1
TotalEnergies SE	1.1

Top Countries

% of Net Assets
Japan	21.5
United Kingdom	12.4
France	11.3
Switzerland	10.6
Germany	7.9
Australia	7.7
Netherlands	5.5
Sweden	3.0
Denmark	2.9
Hong Kong	2.7

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.37%	$1,000.00	$1,058.20	$1.92
	Hypothetical*	0.37%	$1,000.00	$1,023.34	$1.89

Class B (a)	Actual	0.62%	$1,000.00	$1,057.90	$3.22
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class E (a)	Actual	0.52%	$1,000.00	$1,057.70	$2.70
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class G (a)	Actual	0.67%	$1,000.00	$1,057.50	$3.47
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Australia—7.7%
Ampol, Ltd.	15,576	$297,797
ANZ Group Holdings, Ltd.	194,691	3,123,823
APA Group	77,620	566,052
Aristocrat Leisure, Ltd.	38,272	787,231
ASX, Ltd.	13,079	597,406
Aurizon Holdings, Ltd.	132,266	332,288
BHP Group, Ltd.	330,760	10,200,121
BlueScope Steel, Ltd.	33,509	380,435
Brambles, Ltd.	91,149	745,630
Cochlear, Ltd.	4,353	601,996
Coles Group, Ltd.	88,152	994,343
Commonwealth Bank of Australia	111,058	7,721,226
Computershare, Ltd.	32,168	571,598
CSL, Ltd.	31,354	6,089,496
Dexus (REIT)	77,269	404,576
Endeavour Group, Ltd.	89,555	387,378
Fortescue Metals Group, Ltd.	106,038	1,472,444
Goodman Group (REIT)	106,052	1,241,023
GPT Group (The) (REIT)	137,557	391,332
IDP Education, Ltd.	14,103	259,590
IGO, Ltd.	44,707	404,702
Insurance Australia Group, Ltd.	171,814	553,093
Lendlease Corp., Ltd.	48,652	258,338
Lottery Corp., Ltd. (The) (a)	153,298	465,372
Macquarie Group, Ltd.	24,188	2,735,059
Medibank Private, Ltd.	194,632	386,545
Mineral Resources, Ltd.	11,249	589,393
Mirvac Group (REIT)	261,656	377,542
National Australia Bank, Ltd.	209,806	4,234,675
Newcrest Mining, Ltd.	59,082	820,456
Northern Star Resources, Ltd.	79,868	582,525
Orica, Ltd.	24,591	250,286
Origin Energy, Ltd.	123,597	646,330
Pilbara Minerals, Ltd. (a)	166,420	422,390
Qantas Airways, Ltd. (a)	58,443	234,374
QBE Insurance Group, Ltd.	90,383	822,348
Ramsay Health Care, Ltd.	11,010	484,722
REA Group, Ltd.	2,790	209,264
Reece, Ltd.	8,949	85,720
Rio Tinto, Ltd.	24,091	1,891,089
Santos, Ltd.	208,207	1,016,887
Scentre Group (REIT)	344,461	667,134
Seek, Ltd.	23,745	336,701
Sonic Healthcare, Ltd.	30,246	614,246
South32, Ltd.	315,794	851,438
Stockland (REIT)	162,137	398,766
Suncorp Group, Ltd.	76,841	627,609
Telstra Corp., Ltd.	272,889	738,101
Transurban Group	203,784	1,792,318
Treasury Wine Estates, Ltd.	53,467	492,091
Vicinity Centres (REIT)	256,796	348,015
Washington H Soul Pattinson & Co., Ltd.	14,627	274,129
Wesfarmers, Ltd.	72,538	2,256,074
Westpac Banking Corp.	231,763	3,630,715
WiseTech Global, Ltd.	10,682	366,895
Woodside Energy Group, Ltd.	124,551	3,001,573
Woolworths Group, Ltd.	78,303	1,781,042

		72,813,742

Austria—0.2%
Erste Group Bank AG	21,338	$678,384
OMV AG	9,828	505,964
Verbund AG	4,951	416,323
voestalpine AG	7,917	208,350

		1,809,021

Belgium—0.9%
Ageas SA	9,698	430,193
Anheuser-Busch InBev S.A.	56,977	3,415,114
D’ieteren Group	1,652	317,092
Elia Group S.A.	2,407	341,005
Groupe Bruxelles Lambert NV	6,450	515,118
KBC Group NV	14,613	935,456
Sofina S.A.	1,124	247,977
Solvay S.A.	5,192	524,690
UCB S.A.	8,488	666,557
Umicore S.A.	13,317	489,837
Warehouses De Pauw CVA (REIT)	9,872	281,442

		8,164,481

Chile—0.1%
Antofagasta plc	26,957	497,957

China—0.6%
BOC Hong Kong Holdings, Ltd.	230,965	785,172
Budweiser Brewing Co. APAC, Ltd.	120,500	379,096
ESR Group, Ltd.	122,000	256,091
Futu Holdings, Ltd. (ADR) (a)	3,900	158,535
Prosus NV (a)	54,410	3,724,376
SITC International Holdings Co., Ltd.	93,000	205,297

		5,508,567

Denmark—2.9%
AP Moller - Maersk A/S - Class A	208	460,077
AP Moller - Maersk A/S - Class B	351	785,987
Carlsberg AS - Class B	6,663	879,360
Chr Hansen Holding A/S	7,473	537,121
Coloplast A/S - Class B	7,704	899,940
Danske Bank A/S	41,066	806,580
Demant A/S (a)	7,349	203,737
DSV A/S	12,335	1,950,496
Genmab A/S (a)	4,362	1,842,064
Novo Nordisk A/S - Class B	108,271	14,615,600
Novozymes A/S - B Shares	13,878	702,632
Orsted A/S	12,362	1,118,176
Pandora A/S	6,075	427,314
Tryg A/S	25,298	598,220
Vestas Wind Systems A/S	67,020	1,952,151

		27,779,455

Finland—1.3%
Elisa Oyj	8,457	446,928
Fortum Oyj	30,377	504,502
Kesko Oyj - B Shares	19,815	437,166
Kone Oyj - Class B	22,998	1,187,652

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Neste Oyj	27,752	$1,277,978
Nokia Oyj	361,104	1,672,817
Nordea Bank Abp	222,923	2,387,568
Orion Oyj - Class B	8,084	441,785
Sampo Oyj - A Shares	30,295	1,579,339
Stora Enso Oyj - R Shares	33,562	472,732
UPM-Kymmene Oyj	35,422	1,323,858
Wartsila Oyj Abp	31,392	264,484

		11,996,809

France—11.3%
Accor S.A. (a)	12,886	319,202
Adevinta ASA (a)	19,048	125,119
Aeroports de Paris (a)	2,209	296,184
Air Liquide S.A.	34,341	4,870,037
Airbus SE	38,780	4,597,246
Alstom S.A. (b)	21,565	527,889
Amundi S.A.	4,463	252,832
Arkema S.A.	3,712	333,822
AXA S.A.	122,170	3,394,788
BioMerieux	3,058	320,622
BNP Paribas S.A.	73,625	4,177,277
Bollore SE	61,874	345,706
Bouygues S.A.	15,150	453,141
Bureau Veritas S.A.	19,740	517,970
Capgemini SE	10,869	1,817,433
Carrefour S.A.	35,510	592,380
Cie de Saint-Gobain	30,898	1,512,365
Cie Generale des Etablissements Michelin SCA	46,552	1,290,597
Covivio (REIT)	3,163	187,773
Credit Agricole S.A.	81,913	860,867
Danone S.A.	41,184	2,163,247
Dassault Aviation S.A.	1,830	309,566
Dassault Systemes SE	44,263	1,591,664
Edenred	17,436	945,929
Eiffage S.A.	5,728	563,125
Electricite de France S.A.	37,267	477,296
Engie S.A.	116,940	1,670,046
EssilorLuxottica S.A.	19,088	3,465,460
Eurazeo S.E.	2,867	178,419
Gecina S.A. (REIT)	3,288	333,995
Getlink SE	25,836	412,780
Hermes International	2,091	3,217,059
Ipsen S.A.	2,947	316,645
Kering S.A.	4,915	2,507,891
Klepierre S.A. (REIT) (a)	12,682	292,464
L’Oreal S.A.	15,849	5,668,718
La Francaise des Jeux SAEM	6,363	254,870
Legrand S.A.	17,126	1,374,819
LVMH Moet Hennessy Louis Vuitton SE	18,149	13,144,836
Orange S.A.	128,034	1,269,287
Pernod Ricard S.A.	13,684	2,681,681
Publicis Groupe S.A.	15,420	976,256
Remy Cointreau S.A.	1,206	202,732
Renault S.A. (a)	14,189	471,338

France—(Continued)
Safran S.A.	22,701	2,828,310
Sanofi	74,850	7,220,882
Sartorius Stedim Biotech	1,739	564,863
Schneider Electric SE	35,602	4,992,077
Societe Generale S.A.	53,796	1,345,714
Sodexo S.A. (b)	5,109	487,280
Teleperformance	3,877	922,383
Thales S.A.	6,713	855,600
TotalEnergies SE (b)	163,249	10,158,752
UBISOFT Entertainment S.A. (a)	7,194	203,591
Unibail-Rodamco-Westfield (a)	7,986	415,458
Valeo	15,665	278,391
Veolia Environnement S.A.	42,002	1,075,827
Vinci S.A.	35,298	3,514,850
Vivendi SE	49,997	476,995
Wendel S.E.	1,813	169,409
Worldline S.A. (a)	15,808	614,990

		107,408,745

Germany—7.5%
Adidas AG	11,474	1,561,635
Allianz SE	26,818	5,749,334
Aroundtown S.A.	63,611	148,054
BASF SE	60,446	2,991,823
Bayer AG	64,288	3,309,426
Bayerische Motoren Werke AG	21,740	1,934,606
Bechtle AG	5,943	209,667
Beiersdorf AG	6,632	758,758
Brenntag SE	9,778	623,295
Carl Zeiss Meditec AG	2,898	364,675
Commerzbank AG (a)	70,392	663,633
Continental AG	7,262	432,578
Covestro AG	13,256	517,066
Daimler Truck Holding AG (a)	28,970	894,902
Delivery Hero SE (a)	11,033	526,982
Deutsche Bank AG	133,660	1,510,442
Deutsche Boerse AG	12,471	2,145,324
Deutsche Lufthansa AG (a)	35,564	294,661
Deutsche Post AG	65,921	2,473,970
Deutsche Telekom AG	214,518	4,266,085
E.ON SE	144,559	1,438,447
Evonik Industries AG	12,954	247,969
Fresenius Medical Care AG & Co. KGaA	13,633	444,577
Fresenius SE & Co. KGaA	27,953	784,103
GEA Group AG	9,989	406,814
Hannover Rueck SE	4,237	839,752
HeidelbergCement AG	9,539	542,415
HelloFresh SE (a)	10,721	234,339
Henkel AG & Co. KGaA	6,878	442,268
Infineon Technologies AG	86,668	2,631,815
Knorr-Bremse AG	5,273	287,281
LEG Immobilien SE	5,050	328,106
Mercedes-Benz Group AG	53,250	3,484,007
Merck KGaA	8,617	1,663,781
MTU Aero Engines AG	3,546	765,203

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—Continued)
Muenchener Rueckversicherungs-Gesellschaft AG	9,297	$3,014,011
Nemetschek SE	4,238	215,813
Puma SE	7,160	433,185
Rational AG	371	219,226
Rheinmetall AG	2,891	574,122
RWE AG	41,461	1,838,126
SAP SE	68,518	7,049,879
Scout24 SE	5,930	297,050
Siemens AG	50,197	6,946,147
Siemens Energy AG (a) (b)	28,411	532,958
Siemens Healthineers AG	18,539	924,659
Symrise AG	8,326	903,098
Telefonica Deutschland Holding AG	73,147	179,687
Volkswagen AG	1,994	314,287
Vonovia SE	44,731	1,051,040
Zalando SE (a)	15,086	533,216

		70,944,297

Hong Kong—2.7%
AIA Group, Ltd.	787,200	8,673,141
CK Asset Holdings, Ltd.	126,940	781,595
CK Hutchison Holdings, Ltd.	176,440	1,059,296
CK Infrastructure Holdings, Ltd.	49,500	259,115
CLP Holdings, Ltd.	111,377	812,747
Galaxy Entertainment Group, Ltd.	128,000	847,606
Hang Lung Properties, Ltd.	142,000	275,721
Hang Seng Bank, Ltd.	46,300	766,669
Henderson Land Development Co., Ltd.	100,311	350,268
HKT Trust & HKT, Ltd.	253,980	310,457
Hong Kong & China Gas Co., Ltd.	739,531	703,144
Hong Kong Exchanges & Clearing, Ltd.	78,700	3,401,250
Hongkong Land Holdings, Ltd.	53,100	243,523
Jardine Matheson Holdings, Ltd.	10,400	528,817
Link REIT (REIT)	133,041	976,919
MTR Corp., Ltd.	110,500	585,500
New World Development Co., Ltd.	115,926	326,838
Power Assets Holdings, Ltd.	93,049	509,704
Sino Land Co., Ltd.	233,600	290,966
Sun Hung Kai Properties, Ltd.	96,250	1,317,229
Swire Pacific, Ltd. - Class A	36,817	322,922
Swire Properties, Ltd.	83,600	211,507
Techtronic Industries Co., Ltd.	90,500	1,007,783
WH Group, Ltd.	554,000	322,325
Wharf Real Estate Investment Co., Ltd.	117,976	687,859
Xinyi Glass Holdings, Ltd.	128,000	237,985

		25,810,886

Ireland—0.8%
AerCap Holdings NV (a)	9,000	524,880
AIB Group plc	70,100	269,404
Bank of Ireland Group plc	70,200	663,625
CRH plc	48,737	1,923,857
Flutter Entertainment plc (a)	11,454	1,564,787
James Hardie Industries plc	30,071	536,457
Kerry Group plc - Class A	10,420	937,462

Ireland —(Continued)
Kingspan Group plc	9,603	515,511
Smurfit Kappa Group plc	16,402	605,884

		7,541,867

Israel—0.7%
Azrieli Group, Ltd.	2,906	192,339
Bank Hapoalim B.M.	79,475	714,249
Bank Leumi Le-Israel B.M.	98,212	815,565
Bezeq The Israeli Telecommunication Corp., Ltd.	135,572	233,001
Check Point Software Technologies, Ltd. (a)	6,600	832,656
CyberArk Software, Ltd. (a)	2,700	350,055
Elbit Systems, Ltd.	1,811	293,585
ICL Group, Ltd.	48,759	350,281
Israel Discount Bank, Ltd. - Class A	83,247	435,858
Mizrahi Tefahot Bank, Ltd.	9,874	318,656
Nice, Ltd. (a)	4,264	823,450
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	75,753	690,867
Tower Semiconductor, Ltd. (a)	7,437	323,293
Wix.com, Ltd. (a)	3,600	276,588

		6,650,443

Italy—1.9%
Amplifon S.p.A.	9,033	269,036
Assicurazioni Generali S.p.A.	74,881	1,325,864
Davide Campari-Milano NV	36,167	365,465
DiaSorin S.p.A.	1,857	259,440
Enel S.p.A.	530,048	2,842,228
Eni S.p.A.	165,402	2,355,579
Ferrari NV	8,221	1,753,738
FinecoBank Banca Fineco S.p.A.	42,655	708,744
Infrastrutture Wireless Italiane S.p.A.	24,381	245,547
Intesa Sanpaolo S.p.A.	1,095,884	2,437,597
Mediobanca Banca di Credito Finanziario S.p.A.	44,816	429,319
Moncler S.p.A.	13,551	719,173
Nexi S.p.A. (a)	32,431	254,167
Poste Italiane S.p.A.	29,264	284,529
Prysmian S.p.A.	17,303	638,627
Recordati Industria Chimica e Farmaceutica S.p.A.	5,644	233,904
Snam S.p.A.	137,424	665,226
Telecom Italia S.p.A. (a)	653,614	151,413
Terna - Rete Elettrica Nazionale	81,518	601,573
UniCredit S.p.A.	126,018	1,786,650

		18,327,819

Japan—21.4%
Advantest Corp.	12,400	796,268
Aeon Co., Ltd.	43,500	910,770
AGC, Inc. (b)	12,900	425,057
Aisin Corp.	11,100	294,075
Ajinomoto Co., Inc.	28,400	861,324
ANA Holdings, Inc. (a) (b)	8,400	177,996
Asahi Group Holdings, Ltd.	30,500	944,622
Asahi Intecc Co., Ltd.	14,200	232,762
Asahi Kasei Corp.	85,900	607,144
Astellas Pharma, Inc.	120,300	1,815,331

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Azbil Corp.	4,900	$123,417
Bandai Namco Holdings, Inc.	13,500	842,082
Bridgestone Corp. (b)	36,400	1,288,978
Brother Industries, Ltd.	16,400	246,841
Canon, Inc. (b)	63,300	1,361,421
Capcom Co., Ltd.	8,800	280,720
Central Japan Railway Co.	9,800	1,199,179
Chiba Bank, Ltd. (The)	39,400	287,214
Chubu Electric Power Co., Inc.	45,700	470,389
Chugai Pharmaceutical Co., Ltd. (b)	42,700	1,079,215
Concordia Financial Group, Ltd.	73,300	305,068
CyberAgent, Inc.	29,600	261,873
Dai Nippon Printing Co., Ltd.	13,000	259,228
Dai-ichi Life Holdings, Inc.	65,300	1,474,942
Daifuku Co., Ltd.	7,400	346,394
Daiichi Sankyo Co., Ltd.	115,000	3,665,775
Daikin Industries, Ltd.	16,000	2,448,121
Daito Trust Construction Co., Ltd.	4,100	419,128
Daiwa House Industry Co., Ltd.	37,400	853,591
Daiwa House REIT Investment Corp. (REIT)	136	301,922
Daiwa Securities Group, Inc.	73,700	324,976
Denso Corp.	27,700	1,350,643
Dentsu Group, Inc. (b)	14,400	452,178
Disco Corp.	1,900	543,270
East Japan Railway Co.	20,100	1,140,717
Eisai Co., Ltd.	16,800	1,094,501
ENEOS Holdings, Inc.	204,100	691,225
FANUC Corp.	12,700	1,885,245
Fast Retailing Co., Ltd.	3,800	2,290,512
Fuji Electric Co., Ltd.	8,600	325,742
FUJIFILM Holdings Corp.	23,700	1,189,351
Fujitsu, Ltd.	13,100	1,725,538
GLP J-REIT	268	306,688
GMO Payment Gateway, Inc.	3,000	248,114
Hakuhodo DY Holdings, Inc.	17,600	177,309
Hamamatsu Photonics KK	9,600	459,331
Hankyu Hanshin Holdings, Inc.	16,400	484,961
Hikari Tsushin, Inc.	1,500	209,886
Hirose Electric Co., Ltd.	1,515	188,496
Hitachi Construction Machinery Co., Ltd.	8,900	199,493
Hitachi, Ltd.	63,500	3,178,553
Honda Motor Co., Ltd.	106,900	2,431,118
Hoshizaki Corp.	8,200	287,178
Hoya Corp.	23,600	2,271,222
Hulic Co., Ltd. (b)	25,800	201,965
Ibiden Co., Ltd.	7,800	282,638
Idemitsu Kosan Co., Ltd.	14,768	343,740
Iida Group Holdings Co., Ltd.	4,500	67,655
Inpex Corp. (b)	71,100	754,625
Isuzu Motors, Ltd.	39,100	454,245
Ito En, Ltd.	4,000	145,164
ITOCHU Corp.	78,000	2,425,789
Itochu Techno-Solutions Corp.	7,100	165,404
Japan Airlines Co., Ltd. (a) (b)	8,400	171,395
Japan Exchange Group, Inc.	31,100	447,068
Japan Metropolitan Fund Investment Corp.	494	390,518
Japan Post Bank Co., Ltd.	30,800	263,225

Japan—(Continued)
Japan Post Holdings Co., Ltd.	156,000	1,308,140
Japan Post Insurance Co., Ltd.	16,000	280,078
Japan Real Estate Investment Corp. (REIT)	85	370,289
Japan Tobacco, Inc. (b)	78,700	1,582,817
JFE Holdings, Inc.	35,100	405,376
JSR Corp.	9,800	192,110
Kajima Corp.	20,400	236,037
Kakaku.com, Inc.	10,700	171,179
Kansai Electric Power Co., Inc. (The)	49,800	480,830
Kao Corp. (b)	31,800	1,266,171
KDDI Corp.	105,800	3,180,626
Keio Corp.	6,700	245,023
Keisei Electric Railway Co., Ltd.	10,000	284,519
Keyence Corp.	12,800	4,984,484
Kikkoman Corp.	10,200	536,283
Kintetsu Group Holdings Co., Ltd.	12,612	415,805
Kirin Holdings Co., Ltd. (b)	51,100	778,683
Kobayashi Pharmaceutical Co., Ltd.	3,600	246,315
Kobe Bussan Co., Ltd.	9,200	264,146
Koei Tecmo Holdings Co., Ltd.	7,800	139,832
Koito Manufacturing Co., Ltd.	15,400	228,169
Komatsu, Ltd.	61,400	1,324,966
Konami Group Corp.	6,200	280,423
Kose Corp.	2,300	248,532
Kubota Corp. (b)	67,200	920,756
Kurita Water Industries, Ltd.	7,100	293,163
Kyocera Corp.	21,800	1,082,102
Kyowa Kirin Co., Ltd.	15,200	347,795
Lasertec Corp. (b)	5,100	842,596
Lixil Corp.	19,000	288,004
M3, Inc.	29,000	785,772
Makita Corp.	15,900	370,290
Marubeni Corp.	94,200	1,070,745
Mazda Motor Corp.	37,400	281,197
McDonald’s Holdings Co. Japan, Ltd. (b)	5,400	204,367
MEIJI Holdings Co., Ltd.	7,300	372,856
MINEBEA MITSUMI, Inc.	26,300	392,608
MISUMI Group, Inc.	19,300	420,808
Mitsubishi Chemical Group Corp.	90,400	464,566
Mitsubishi Corp.	82,700	2,661,192
Mitsubishi Electric Corp.	128,400	1,264,252
Mitsubishi Estate Co., Ltd.	75,800	975,664
Mitsubishi HC Capital, Inc.	36,000	176,399
Mitsubishi Heavy Industries, Ltd.	19,500	767,555
Mitsubishi UFJ Financial Group, Inc.	784,188	5,261,889
Mitsui & Co., Ltd.	92,717	2,681,554
Mitsui Chemicals, Inc.	12,700	283,274
Mitsui Fudosan Co., Ltd.	61,200	1,112,085
Mitsui OSK Lines, Ltd.	22,800	568,321
Mizuho Financial Group, Inc.	156,550	2,200,813
MonotaRO Co., Ltd.	18,400	258,804
MS&AD Insurance Group Holdings, Inc.	28,400	904,114
Murata Manufacturing Co., Ltd.	37,700	1,881,277
NEC Corp.	15,600	542,888
Nexon Co., Ltd. (b)	31,800	705,558
NGK Insulators, Ltd.	19,300	244,829
Nidec Corp.	29,300	1,517,702

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nihon M&A Center Holdings, Inc.	22,000	$271,427
Nintendo Co., Ltd.	71,000	2,957,282
Nippon Building Fund, Inc. (b)	102	453,071
Nippon Express Holdings, Inc.	3,700	209,874
Nippon Paint Holdings Co., Ltd. (b)	54,000	425,006
Nippon Prologis REIT, Inc.	143	333,113
Nippon Sanso Holdings Corp.	9,600	137,538
Nippon Shinyaku Co., Ltd.	3,200	181,347
Nippon Steel Corp.	53,000	917,850
Nippon Telegraph & Telephone Corp.	79,200	2,248,612
Nippon Yusen KK (b)	33,300	784,673
Nissan Chemical Corp.	8,600	376,536
Nissan Motor Co., Ltd.	154,500	483,497
Nisshin Seifun Group, Inc.	15,700	195,773
Nissin Foods Holdings Co., Ltd.	4,700	370,132
Nitori Holdings Co., Ltd.	4,800	619,197
Nitto Denko Corp.	9,300	532,120
Nomura Holdings, Inc.	184,800	684,166
Nomura Real Estate Holdings, Inc.	9,500	202,012
Nomura Real Estate Master Fund, Inc. (REIT)	296	365,633
Nomura Research Institute, Ltd.	24,800	586,407
NTT Data Corp.	43,680	639,292
Obayashi Corp.	45,500	342,151
Obic Co., Ltd.	4,200	617,615
Odakyu Electric Railway Co., Ltd.	20,800	269,655
Oji Holdings Corp.	53,300	214,456
Olympus Corp.	82,000	1,441,663
Omron Corp.	12,600	611,262
Ono Pharmaceutical Co., Ltd.	23,800	553,771
Open House Group Co., Ltd.	5,600	202,040
Oracle Corp. Japan	3,000	194,149
Oriental Land Co., Ltd.	13,000	1,883,815
ORIX Corp.	78,400	1,257,431
Osaka Gas Co., Ltd.	25,000	402,194
Otsuka Corp.	7,400	232,934
Otsuka Holdings Co., Ltd.	26,000	841,935
Pan Pacific International Holdings Corp.	26,000	480,072
Panasonic Holdings Corp.	140,000	1,166,132
Persol Holdings Co., Ltd.	13,400	283,052
Rakuten Group, Inc. (b)	61,500	277,641
Recruit Holdings Co., Ltd.	95,700	3,027,367
Renesas Electronics Corp. (a)	76,900	691,271
Resona Holdings, Inc.	143,200	782,470
Ricoh Co., Ltd.	31,500	240,323
Rohm Co., Ltd.	5,000	354,902
SBI Holdings, Inc.	16,511	314,867
SCSK Corp.	11,700	175,655
Secom Co., Ltd.	14,200	805,717
Seiko Epson Corp.	20,000	288,752
Sekisui Chemical Co., Ltd.	25,900	358,475
Sekisui House, Ltd.	37,700	663,198
Seven & i Holdings Co., Ltd.	49,000	2,084,940
SG Holdings Co., Ltd.	15,100	209,368
Shimadzu Corp.	15,600	442,571
Shimano, Inc. (b)	4,800	760,687
Shimizu Corp.	39,000	206,662
Shin-Etsu Chemical Co., Ltd.	24,900	3,017,494

Japan—(Continued)
Shionogi & Co., Ltd.	18,100	895,635
Shiseido Co., Ltd.	25,500	1,249,942
Shizuoka Financial Group, Inc.	25,000	199,865
SMC Corp.	3,800	1,599,679
SoftBank Corp.	188,100	2,115,435
SoftBank Group Corp.	78,900	3,323,409
Sompo Holdings, Inc.	20,499	905,349
Sony Group Corp.	82,000	6,219,574
Square Enix Holdings Co., Ltd.	6,500	300,177
Subaru Corp.	37,600	573,870
SUMCO Corp. (b)	22,600	300,786
Sumitomo Chemical Co., Ltd.	105,400	375,381
Sumitomo Corp.	70,200	1,157,845
Sumitomo Electric Industries, Ltd.	45,834	517,149
Sumitomo Metal Mining Co., Ltd.	16,600	587,388
Sumitomo Mitsui Financial Group, Inc.	85,700	3,434,768
Sumitomo Mitsui Trust Holdings, Inc.	23,126	802,611
Sumitomo Realty & Development Co., Ltd.	20,300	475,432
Suntory Beverage & Food, Ltd.	10,400	352,963
Suzuki Motor Corp.	23,000	736,029
Sysmex Corp.	10,800	654,317
T&D Holdings, Inc.	28,200	403,704
Taisei Corp.	10,300	330,041
Takeda Pharmaceutical Co., Ltd.	99,348	3,086,466
TDK Corp.	26,300	849,424
Terumo Corp.	41,500	1,167,302
TIS, Inc.	16,500	435,018
Tobu Railway Co., Ltd.	12,400	288,783
Toho Co., Ltd.	8,500	327,161
Tokio Marine Holdings, Inc.	120,500	2,565,709
Tokyo Electric Power Co. Holdings, Inc. (a)	100,300	360,191
Tokyo Electron, Ltd.	9,600	2,836,572
Tokyo Gas Co., Ltd.	26,000	508,399
Tokyu Corp.	37,500	469,781
TOPPAN, Inc.	17,200	252,567
Toray Industries, Inc.	92,400	510,190
Toshiba Corp.	25,100	875,124
Tosoh Corp.	18,900	223,056
TOTO, Ltd.	10,400	350,062
Toyota Industries Corp.	10,200	553,142
Toyota Motor Corp.	693,200	9,423,440
Toyota Tsusho Corp.	13,900	506,812
Trend Micro, Inc. (b)	8,900	413,961
Unicharm Corp.	25,800	984,074
USS Co., Ltd.	8,700	137,138
Welcia Holdings Co., Ltd.	6,200	143,649
West Japan Railway Co.	14,600	633,839
Yakult Honsha Co., Ltd.	9,100	590,263
Yamaha Corp.	9,100	333,934
Yamaha Motor Co., Ltd. (b)	18,700	422,687
Yamato Holdings Co., Ltd.	14,100	222,954
Yaskawa Electric Corp.	14,600	467,211
Yokogawa Electric Corp.	16,300	256,865
Z Holdings Corp.	177,000	445,080
ZOZO, Inc.	8,400	207,443

		203,778,044

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Jordan—0.0%
Hikma Pharmaceuticals plc	11,270	$210,568

Luxembourg—0.2%
ArcelorMittal S.A.	32,844	856,169
Eurofins Scientific SE	8,661	621,831
Tenaris S.A.	27,400	479,420

		1,957,420

Macau—0.1%
Sands China, Ltd. (a)	176,400	584,445

Netherlands—5.5%
ABN AMRO Bank NV	29,995	413,044
Adyen NV (a)	1,438	1,983,979
Aegon NV	119,047	602,102
Akzo Nobel NV	12,124	806,568
Argenx SE (a)	3,599	1,352,132
ASM International NV	2,848	718,847
ASML Holding NV	26,568	14,338,345
Euronext NV	5,789	427,825
EXOR NV (a)	7,620	554,574
Heineken Holding NV	7,046	540,916
Heineken NV	16,675	1,561,959
IMCD NV	3,850	548,273
ING Groep NV	247,118	3,005,928
JDE Peet’s NV	5,438	156,711
Just Eat Takeaway.com NV (a)	13,092	277,951
Koninklijke Ahold Delhaize NV	69,743	1,997,996
Koninklijke DSM NV	11,244	1,374,343
Koninklijke KPN NV	216,687	668,417
Koninklijke Philips NV	60,898	911,300
NN Group NV	17,632	717,962
OCI NV	6,992	248,760
Randstad NV	8,273	503,696
Shell plc	476,517	13,473,763
Stellantis NV (Milan-Traded Shares)	145,530	2,055,260
Universal Music Group NV	47,580	1,145,108
Wolters Kluwer NV	17,273	1,798,928

		52,184,687

New Zealand—0.2%
Auckland International Airport, Ltd. (a)	82,113	406,366
Fisher & Paykel Healthcare Corp., Ltd.	38,953	552,308
Mercury NZ, Ltd.	47,715	167,755
Meridian Energy, Ltd.	89,813	295,694
Spark New Zealand, Ltd.	124,065	423,614
Xero, Ltd. (a)	8,809	418,835

		2,264,572

Norway—0.7%
Aker BP ASA	20,886	647,457
DNB Bank ASA	60,120	1,183,715
Equinor ASA	61,330	2,187,705
Gjensidige Forsikring ASA	14,357	280,188

Norway—(Continued)
Kongsberg Gruppen ASA	6,272	264,727
Mowi ASA	23,708	402,550
Norsk Hydro ASA	91,188	679,196
Orkla ASA	49,268	354,000
Salmar ASA	4,072	159,240
Telenor ASA	48,193	448,065
Yara International ASA	10,920	477,489

		7,084,332

Portugal—0.2%
EDP - Energias de Portugal S.A.	189,377	940,617
Galp Energia SGPS S.A.	33,266	448,792
Jeronimo Martins SGPS S.A.	18,255	393,547

		1,782,956

Singapore—1.4%
Ascendas Real Estate Investment Trust (REIT)	228,844	467,903
CapitaLand Integrated Commercial Trust (REIT)	348,942	531,346
Capitaland Investment, Ltd.	170,600	471,159
City Developments, Ltd.	27,200	166,338
DBS Group Holdings, Ltd.	120,967	3,058,341
Genting Singapore, Ltd.	396,700	282,718
Grab Holdings, Ltd. - Class A (a)	73,200	235,704
Jardine Cycle & Carriage, Ltd.	6,000	128,021
Keppel Corp., Ltd.	86,000	465,889
Mapletree Pan Asia Commercial Trust (REIT)	147,200	183,451
Mapletree Logistics Trust (REIT)	217,249	257,816
Oversea-Chinese Banking Corp., Ltd.	227,364	2,060,293
Singapore Airlines, Ltd.	87,540	360,271
Singapore Exchange, Ltd.	54,400	363,303
Singapore Technologies Engineering, Ltd.	106,000	264,938
Singapore Telecommunications, Ltd.	541,620	1,038,436
United Overseas Bank, Ltd.	74,792	1,712,954
UOL Group, Ltd.	32,900	164,997
Venture Corp., Ltd.	20,500	261,005
Wilmar International, Ltd.	144,000	448,029

		12,922,912

South Africa—0.3%
Anglo American plc	84,044	3,270,737

Spain—2.5%
Acciona S.A.	1,638	300,367
ACS Actividades de Construccion y Servicios S.A.	12,014	343,201
Aena SME S.A. (a)	5,006	628,574
Amadeus IT Group S.A. (a)	29,027	1,492,449
Banco Bilbao Vizcaya Argentaria S.A.	397,996	2,396,224
Banco Santander S.A.	1,101,655	3,289,411
CaixaBank S.A.	294,221	1,151,448
Cellnex Telecom S.A. (a)	35,254	1,168,889
Corp. ACCIONA Energias Renovables S.A.	4,320	166,459
EDP Renovaveis S.A.	18,903	416,619
Enagas S.A. (b)	15,136	250,901
Endesa S.A.	23,384	439,924
Ferrovial S.A.	31,961	833,579

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Grifols S.A. (a)	21,632	$250,099
Iberdrola S.A.	396,465	4,623,785
Industria de Diseno Textil S.A.	69,851	1,854,442
Naturgy Energy Group S.A.	9,652	250,317
Red Electrica Corp. S.A.	29,209	505,868
Repsol S.A.	95,651	1,520,243
Siemens Gamesa Renewable Energy S.A. (a) (b)	12,710	244,825
Telefonica S.A.	358,981	1,296,226

		23,423,850

Sweden—3.0%
Alfa Laval AB	19,004	550,725
Assa Abloy AB - Class B	63,945	1,377,862
Atlas Copco AB - A Shares	177,060	2,099,365
Atlas Copco AB - B Shares	102,140	1,092,908
Boliden AB	16,516	621,992
Electrolux AB - Series B	17,118	232,022
Embracer Group AB (a)	36,038	163,146
Epiroc AB - A Shares	42,693	781,335
Epiroc AB - B Shares	28,433	458,979
EQT AB	18,476	394,347
Essity AB - Class B	38,912	1,022,865
Evolution AB	11,608	1,135,352
Fastighets AB Balder - B Shares (a)	44,076	206,562
Getinge AB - B Shares	15,453	322,253
H & M Hennes & Mauritz AB - B Shares	51,313	554,720
Hexagon AB - B Shares	127,678	1,344,098
Holmen AB - B Shares	6,226	248,058
Husqvarna AB - B Shares	25,677	181,184
Industrivarden AB - A Shares	9,265	226,168
Industrivarden AB - C Shares	10,214	248,885
Indutrade AB	18,127	368,900
Investment AB Latour - B Shares	10,798	205,293
Investor AB - A Shares (b)	33,691	629,115
Investor AB - B Shares	119,478	2,170,198
Kinnevik AB - B Shares (a)	17,515	242,143
L E Lundbergforetagen AB - B Shares	6,090	259,982
Lifco AB - B Shares	15,748	262,517
Nibe Industrier AB - B Shares	100,180	938,165
Sagax AB - Class B	10,880	248,164
Sandvik AB	65,549	1,185,246
Securitas AB - B Shares	33,726	281,167
Skandinaviska Enskilda Banken AB - Class A	108,010	1,244,837
Skanska AB - B Shares	24,008	381,648
SKF AB - B Shares	25,976	398,101
Svenska Cellulosa AB SCA - Class B	40,209	509,165
Svenska Handelsbanken AB - A Shares	98,487	992,465
Swedbank AB - A Shares	57,325	975,313
Swedish Orphan Biovitrum AB (a)	11,210	231,949
Tele2 AB - B Shares	34,110	278,342
Telefonaktiebolaget LM Ericsson - B Shares	194,193	1,138,942
Telia Co. AB	176,416	452,168
Volvo AB - A Shares	14,069	268,222
Volvo AB - B Shares	97,294	1,764,264
Volvo Car AB - Class B (a)	39,547	180,944

		28,870,076

Switzerland—10.6%
ABB, Ltd.	103,104	3,138,452
Adecco Group AG	10,992	361,251
Alcon, Inc.	32,764	2,249,041
Bachem Holding AG - Class B	2,095	182,612
Baloise Holding AG	2,719	419,751
Banque Cantonale Vaudoise	1,980	190,053
Barry Callebaut AG	251	496,997
BKW AG	1,390	189,549
Chocoladefabriken Lindt & Spruengli AG	7	720,514
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	72	733,282
Cie Financiere Richemont S.A. - Class A	33,836	4,375,966
Clariant AG (a)	13,958	221,987
Coca-Cola HBC AG (a)	13,800	327,745
Credit Suisse Group AG (b)	220,600	662,391
EMS-Chemie Holding AG	423	285,730
Geberit AG	2,335	1,105,060
Givaudan S.A.	587	1,788,542
Glencore plc	644,427	4,287,575
Holcim AG (a)	35,449	1,826,918
Julius Baer Group, Ltd.	13,191	766,284
Kuehne & Nagel International AG	3,794	881,140
Logitech International S.A.	11,995	744,054
Lonza Group AG	4,907	2,413,681
Nestle S.A.	180,390	20,820,042
Novartis AG	141,402	12,800,764
Partners Group Holding AG	1,502	1,334,319
Roche Holding AG	45,921	14,422,639
Roche Holding AG (Bearer Shares)	1,770	685,593
Schindler Holding AG	1,428	256,340
Schindler Holding AG (Participation Certificate)	2,909	545,895
SGS S.A.	404	934,833
SIG Group AG (a)	19,990	437,858
Sika AG	9,430	2,274,006
Sonova Holding AG	3,655	869,143
STMicroelectronics NV	44,652	1,582,632
Straumann Holding AG	7,396	837,049
Swatch Group AG (The)	4,374	228,010
Swatch Group AG (The) - Bearer Shares	1,701	482,620
Swiss Life Holding AG	2,117	1,092,173
Swiss Prime Site AG	4,615	400,487
Swiss Re AG	20,017	1,876,675
Swisscom AG	1,719	940,285
Temenos AG	4,465	246,500
UBS Group AG	219,644	4,091,639
VAT Group AG	1,824	502,060
Zurich Insurance Group AG	9,870	4,713,826

		100,743,963

Taiwan—0.1%
Sea, Ltd. (ADR) (a)	23,800	1,238,314

United Arab Emirates—0.0%
NMC Health plc (a) (c) (d)	7,569	0

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—12.4%
3i Group plc	62,170	$1,004,383
abrdn plc	153,329	347,498
Admiral Group plc	11,968	307,770
Ashtead Group plc	28,006	1,591,884
Associated British Foods plc	23,588	447,138
AstraZeneca plc	101,277	13,676,065
Auto Trader Group plc	59,168	367,377
AVEVA Group plc	8,176	315,971
Aviva plc	188,703	1,000,781
BAE Systems plc	204,680	2,104,821
Barclays plc	1,020,510	1,952,200
Barratt Developments plc	69,622	332,644
Berkeley Group Holdings plc	7,129	322,969
BP plc	1,234,253	7,141,553
British American Tobacco plc	140,787	5,557,733
British Land Co. plc (The) (REIT)	61,629	293,210
BT Group plc	461,139	623,020
Bunzl plc	23,720	787,748
Burberry Group plc	23,361	567,970
CNH Industrial NV	67,912	1,087,417
Coca-Cola Europacific Partners plc	13,100	724,692
Compass Group plc	116,912	2,687,961
Croda International plc	8,925	709,703
DCC plc	7,008	344,228
Diageo plc	149,494	6,568,514
Entain plc	39,400	628,566
Experian plc	60,725	2,056,951
Haleon plc (a)	337,374	1,342,704
Halma plc	22,415	532,918
Hargreaves Lansdown plc	27,409	282,645
HSBC Holdings plc (Hong Kong-Traded Shares)	1,313,757	8,152,206
Imperial Brands plc	58,302	1,449,362
Informa plc	90,924	678,275
InterContinental Hotels Group plc	11,718	671,098
Intertek Group plc	11,659	566,203
J Sainsbury plc	120,106	313,701
JD Sports Fashion plc	153,395	232,981
Johnson Matthey plc	11,701	299,715
Kingfisher plc	148,300	422,299
Land Securities Group plc (REIT)	46,621	348,876
Legal & General Group plc	407,374	1,224,172
Lloyds Banking Group plc	4,467,366	2,440,902
London Stock Exchange Group plc	21,031	1,805,559
M&G plc	182,005	411,634
Melrose Industries plc	290,178	469,385
Mondi plc	29,085	491,493
National Grid plc	234,975	2,808,250
NatWest Group plc	346,289	1,099,871
Next plc	8,268	579,242
Ocado Group plc (a)	33,748	252,689
Pearson plc	43,799	493,976
Persimmon plc	22,805	334,943
Phoenix Group Holdings plc	49,751	364,554
Prudential plc	178,490	2,403,353
Reckitt Benckiser Group plc	46,647	3,228,948
RELX plc	123,461	3,403,467
Rentokil Initial plc	154,878	947,161

United Kingdom—(Continued)
Rio Tinto plc	73,860	5,156,543
Rolls-Royce Holdings plc (a)	548,885	611,451
Sage Group plc (The)	62,616	559,532
Schroders plc	46,288	242,103
Segro plc (REIT)	79,379	730,149
Severn Trent plc	17,094	545,455
Smith & Nephew plc	58,520	777,901
Smiths Group plc	25,708	493,155
Spirax-Sarco Engineering plc	5,277	674,652
SSE plc	70,245	1,441,616
St. James’s Place plc	38,927	512,896
Standard Chartered plc	165,924	1,239,148
Taylor Wimpey plc	231,686	284,175
Tesco plc	480,150	1,295,300
Unilever plc	166,797	8,372,632
United Utilities Group plc	48,927	583,770
Vodafone Group plc	1,713,355	1,728,085
Whitbread plc	13,755	425,765
WPP plc	66,140	653,342

		117,931,019

United States—0.6%
GSK plc	266,804	4,616,453
QIAGEN NV (a)	15,184	761,904

		5,378,357

Total Common Stocks (Cost $779,447,307)		928,880,341

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,581	304,072
Dr. Ing HC F Porsche AG (a)	7,443	752,881
Henkel AG & Co. KGaA	11,026	765,269
Porsche Automobil Holding SE	9,628	526,628
Sartorius AG	1,542	607,969
Volkswagen AG	12,059	1,498,526

Total Preferred Stocks (Cost $4,296,578)		4,455,345

Mutual Funds—0.4%

United States—0.4%
iShares MSCI EAFE ETF (b) (e) (Cost $4,298,387)	65,800	4,319,112

Warrants—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. Expires 11/22/23 (a) (Cost $0)	78,908	65,671

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investments—1.0%

Security Description	Principal Amount*	Value

U.S. Treasury—1.0%
U.S. Treasury Bills 3.453%, 01/17/23 (f)	2,300,000	$2,296,709
3.718%, 01/24/23 (f)	6,850,000	6,834,653

Total Short-Term Investments (Cost $9,129,601)		9,131,362

Securities Lending Reinvestments (g)—2.6%

Repurchase Agreements—1.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $3,125,549; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $3,186,552.	3,124,071	3,124,071
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $2,000,960; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $2,047,738.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $1,000,840; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $1,022,378.	1,000,000	1,000,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $2,001,731; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $2,177,657.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $985,109; collateralized by various Common Stock with an aggregate market value of $1,095,742.	984,629	984,629
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $300,258; collateralized by various Common Stock with an aggregate market value of $333,958.	300,000	300,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $1,000,489; collateralized by various Common Stock with an aggregate market value of $1,109,428.	1,000,000	1,000,000

		10,408,700

Mutual Funds—1.5%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (h)	3,000,000	3,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (h)	4,000,000	4,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (h)	4,000,000	4,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (h)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (h)	2,000,000	2,000,000

		14,000,000

Total Securities Lending Reinvestments (Cost $24,408,700)		24,408,700

Total Investments— 102.3% (Cost $821,580,573)		971,260,531
Other assets and liabilities (net)—(2.3)%		(21,639,872)

Net Assets—100.0%		$949,620,659

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $30,356,934 and the collateral received consisted of cash in the amount of $24,408,700 and non-cash collateral with a value of $7,775,323. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $4,319,112.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Ten Largest Industries as of December 31, 2022 (Unaudited)	% of Net Assets
Banks	9.6
Pharmaceuticals	9.4
Insurance	5.4
Oil, Gas & Consumable Fuels	4.9
Metals & Mining	3.7
Food Products	3.3
Chemicals	3.0
Automobiles	3.0
Textiles, Apparel & Luxury Goods	2.9
Machinery	2.9

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/17/23	115	USD	11,209,050	$(177,675)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$3,123,823	$69,689,919	$—	$72,813,742
Austria	—	1,809,021	—	1,809,021
Belgium	—	8,164,481	—	8,164,481
Chile	—	497,957	—	497,957
China	158,535	5,350,032	—	5,508,567
Denmark	—	27,779,455	—	27,779,455
Finland	—	11,996,809	—	11,996,809
France	—	107,408,745	—	107,408,745
Germany	—	70,944,297	—	70,944,297
Hong Kong	—	25,810,886	—	25,810,886
Ireland	524,880	7,016,987	—	7,541,867
Israel	2,150,166	4,500,277	—	6,650,443
Italy	—	18,327,819	—	18,327,819
Japan	—	203,778,044	—	203,778,044
Jordan	—	210,568	—	210,568
Luxembourg	—	1,957,420	—	1,957,420
Macau	—	584,445	—	584,445
Netherlands	—	52,184,687	—	52,184,687
New Zealand	—	2,264,572	—	2,264,572
Norway	—	7,084,332	—	7,084,332
Portugal	—	1,782,956	—	1,782,956
Singapore	235,704	12,687,208	—	12,922,912

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
South Africa	$—	$3,270,737	$—	$3,270,737
Spain	—	23,423,850	—	23,423,850
Sweden	—	28,870,076	—	28,870,076
Switzerland	—	100,743,963	—	100,743,963
Taiwan	1,238,314	—	—	1,238,314
United Arab Emirates	—	—	0	0
United Kingdom	724,692	117,206,327	—	117,931,019
United States	—	5,378,357	—	5,378,357
Total Common Stocks	8,156,114	920,724,227	0	928,880,341
Total Preferred Stocks*	—	4,455,345	—	4,455,345
Total Mutual Funds*	4,319,112	—	—	4,319,112
Total Warrants*	65,671	—	—	65,671
Total Short-Term Investments*	—	9,131,362	—	9,131,362
Securities Lending Reinvestments
Repurchase Agreements	—	10,408,700	—	10,408,700
Mutual Funds	14,000,000	—	—	14,000,000
Total Securities Lending Reinvestments	14,000,000	10,408,700	—	24,408,700
Total Investments	$26,540,897	$944,719,634	$0	$971,260,531

Collateral for Securities Loaned (Liability)	$—	$(24,408,700)	$—	$(24,408,700)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(177,675)	$—	$—	$(177,675)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

During the year ended December 31, 2022, a transfer out of Level 3 in the amount of $219,021 was due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$971,260,531
Cash denominated in foreign currencies (c)	599,391
Receivable for:
Investments sold	9,081,046
Fund shares sold	170,712
Dividends	3,557,879
Prepaid expenses	3,692

Total Assets	984,673,251
Liabilities
Due to custodian	95,783
Collateral for securities loaned	24,408,700
Payables for:
Fund shares redeemed	9,626,143
Variation margin on futures contracts	115,575
Accrued Expenses:
Management fees	247,886
Distribution and service fees	101,528
Deferred trustees’ fees	153,221
Other expenses	303,756

Total Liabilities	35,052,592

Net Assets	$949,620,659

Net Assets Consist of:
Paid in surplus	$795,076,691
Distributable earnings (Accumulated losses)	154,543,968

Net Assets	$949,620,659

Net Assets
Class A	$506,693,349
Class B	277,947,507
Class E	21,024,907
Class G	143,954,896
Capital Shares Outstanding*
Class A	39,271,256
Class B	22,046,763
Class E	1,638,457
Class G	11,510,782
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.90
Class B	12.61
Class E	12.83
Class G	12.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $821,580,573.
(b)	Includes securities loaned at value of $30,356,934.
(c)	Identified cost of cash denominated in foreign currencies was $589,787.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$30,251,983
Non-cash dividends	1,669,388
Interest	157,362
Securities lending income	245,679

Total investment income	32,324,412

Expenses
Management fees	3,017,753
Administration fees	52,240
Custodian and accounting fees	292,838
Distribution and service fees—Class B	739,998
Distribution and service fees—Class E	33,088
Distribution and service fees—Class G	449,414
Audit and tax services	52,592
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	87,214
Insurance	8,759
Miscellaneous	194,108

Total expenses	4,982,659
Less management fee waiver	(27,463)

Net expenses	4,955,196

Net Investment Income	27,369,216

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(142,339)
Futures contracts	(1,786,116)
Foreign currency transactions	(550,672)

Net realized gain (loss)	(2,479,127)

Net change in unrealized appreciation (depreciation) on:
Investments	(195,798,643)
Futures contracts	(312,707)
Foreign currency transactions	(9,746)

Net change in unrealized appreciation (depreciation)	(196,121,096)

Net realized and unrealized gain (loss)	(198,600,223)

Net Increase (Decrease) in Net Assets From Operations	$(171,231,007)

(a)	Net of foreign withholding taxes of $2,943,143.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$27,369,216	$29,185,831
Net realized gain (loss)	(2,479,127)	29,462,368
Net change in unrealized appreciation (depreciation)	(196,121,096)	62,520,472

Increase (decrease) in net assets from operations	(171,231,007)	121,168,671

From Distributions to Shareholders
Class A	(33,727,982)	(11,616,833)
Class B	(18,201,803)	(5,731,298)
Class E	(1,355,293)	(448,354)
Class G	(9,230,415)	(2,643,490)

Total distributions	(62,515,493)	(20,439,975)

Increase (decrease) in net assets from capital share transactions	(32,006,878)	(70,881,186)

Total increase (decrease) in net assets	(265,753,378)	29,847,510

Net Assets
Beginning of period	1,215,374,037	1,185,526,527

End of period	$949,620,659	$1,215,374,037

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	2,149,168	$26,405,637	2,413,487	$38,486,490
Reinvestments	2,746,578	33,727,982	709,208	11,616,833
Redemptions	(6,135,698)	(83,713,933)	(4,523,416)	(71,091,260)

Net increase (decrease)	(1,239,952)	$(23,580,314)	(1,400,721)	$(20,987,937)

Class B
Sales	959,199	$11,583,423	589,427	$9,183,912
Reinvestments	1,515,554	18,201,803	357,313	5,731,298
Redemptions	(3,007,156)	(39,805,568)	(3,561,688)	(54,869,626)

Net increase (decrease)	(532,403)	$(10,020,342)	(2,614,948)	$(39,954,416)

Class E
Sales	81,108	$1,030,304	43,161	$680,426
Reinvestments	110,908	1,355,293	27,506	448,354
Redemptions	(193,160)	(2,614,362)	(262,585)	(4,118,675)

Net increase (decrease)	(1,144)	$(228,765)	(191,918)	$(2,989,895)

Class G
Sales	916,723	$11,869,979	1,051,649	$16,229,225
Reinvestments	774,364	9,230,415	166,048	2,643,490
Redemptions	(1,461,455)	(19,277,851)	(1,687,111)	(25,821,653)

Net increase (decrease)	229,632	$1,822,543	(469,414)	$(6,948,938)

Increase (decrease) derived from capital shares transactions		$(32,006,878)		$(70,881,186)

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.17	$14.86	$14.32	$12.16	$14.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38	0.40	0.27	0.40	0.38
Net realized and unrealized gain (loss)	(2.76)	1.20	0.75	2.23	(2.34)

Total income (loss) from investment operations	(2.38)	1.60	1.02	2.63	(1.96)

Less Distributions
Distributions from net investment income	(0.52)	(0.29)	(0.41)	(0.37)	(0.43)
Distributions from net realized capital gains	(0.37)	0.00	(0.07)	(0.10)	0.00

Total distributions	(0.89)	(0.29)	(0.48)	(0.47)	(0.43)

Net Asset Value, End of Period	$12.90	$16.17	$14.86	$14.32	$12.16

Total Return (%) (b)	(14.47)	10.72	7.85	21.93	(13.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.37	0.38	0.37	0.38
Net ratio of expenses to average net assets (%) (c)	0.37	0.37	0.38	0.37	0.38
Ratio of net investment income (loss) to average net assets (%)	2.84	2.53	2.06	2.97	2.72
Portfolio turnover rate (%)	9	12	18	9	9
Net assets, end of period (in millions)	$506.7	$655.0	$622.7	$591.3	$497.5

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.81	$14.53	$14.01	$11.91	$14.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.35	0.23	0.36	0.34
Net realized and unrealized gain (loss)	(2.69)	1.18	0.74	2.17	(2.29)

Total income (loss) from investment operations	(2.35)	1.53	0.97	2.53	(1.95)

Less Distributions
Distributions from net investment income	(0.48)	(0.25)	(0.38)	(0.33)	(0.39)
Distributions from net realized capital gains	(0.37)	0.00	(0.07)	(0.10)	0.00

Total distributions	(0.85)	(0.25)	(0.45)	(0.43)	(0.39)

Net Asset Value, End of Period	$12.61	$15.81	$14.53	$14.01	$11.91

Total Return (%) (b)	(14.64)	10.48	7.58	21.55	(14.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.62	0.63	0.62	0.63
Net ratio of expenses to average net assets (%) (c)	0.62	0.62	0.63	0.62	0.63
Ratio of net investment income (loss) to average net assets (%)	2.59	2.28	1.82	2.74	2.49
Portfolio turnover rate (%)	9	12	18	9	9
Net assets, end of period (in millions)	$277.9	$357.0	$366.2	$361.6	$336.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.08	$14.78	$14.24	$12.09	$14.47

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.38	0.25	0.38	0.36
Net realized and unrealized gain (loss)	(2.75)	1.18	0.75	2.21	(2.34)

Total income (loss) from investment operations	(2.39)	1.56	1.00	2.59	(1.98)

Less Distributions
Distributions from net investment income	(0.49)	(0.26)	(0.39)	(0.34)	(0.40)
Distributions from net realized capital gains	(0.37)	0.00	(0.07)	(0.10)	0.00

Total distributions	(0.86)	(0.26)	(0.46)	(0.44)	(0.40)

Net Asset Value, End of Period	$12.83	$16.08	$14.78	$14.24	$12.09

Total Return (%) (b)	(14.60)	10.54	7.71	21.77	(14.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.52	0.53	0.52	0.53
Net ratio of expenses to average net assets (%) (c)	0.52	0.52	0.53	0.52	0.53
Ratio of net investment income (loss) to average net assets (%)	2.69	2.38	1.92	2.85	2.58
Portfolio turnover rate (%)	9	12	18	9	9
Net assets, end of period (in millions)	$21.0	$26.4	$27.1	$27.2	$25.2

	Class G
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.69	$14.43	$13.92	$11.83	$14.16

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.33	0.34	0.21	0.35	0.33
Net realized and unrealized gain (loss)	(2.67)	1.16	0.74	2.17	(2.27)

Total income (loss) from investment operations	(2.34)	1.50	0.95	2.52	(1.94)

Less Distributions
Distributions from net investment income	(0.47)	(0.24)	(0.37)	(0.33)	(0.39)
Distributions from net realized capital gains	(0.37)	0.00	(0.07)	(0.10)	0.00

Total distributions	(0.84)	(0.24)	(0.44)	(0.43)	(0.39)

Net Asset Value, End of Period	$12.51	$15.69	$14.43	$13.92	$11.83

Total Return (%) (b)	(14.66)	10.35	7.52	21.58	(14.12)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.67	0.68	0.67	0.68
Net ratio of expenses to average net assets (%) (c)	0.67	0.67	0.68	0.67	0.68
Ratio of net investment income (loss) to average net assets (%)	2.55	2.23	1.69	2.67	2.42
Portfolio turnover rate (%)	9	12	18	9	9
Net assets, end of period (in millions)	$144.0	$177.0	$169.5	$116.9	$100.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2022, the Portfolio received EU tax reclaim payments in the amount of $189,405 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $95,783 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,408,700, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(20,582,141)	$—	$—	$—	$(20,582,141)
Mutual Funds	(3,826,559)	—	—	—	(3,826,559)
Total Borrowings	$(24,408,700)	$—	$—	$—	$(24,408,700)
Gross amount of recognized liabilities for securities lending transactions					$(24,408,700)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$177,675

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(1,786,116)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(312,707)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,286,579

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$91,799,149	$0	$154,142,834

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $3,017,753.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2022 were $443,700.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$837,056,273

Gross unrealized appreciation	267,649,465
Gross unrealized (depreciation)	(133,445,207)

Net unrealized appreciation (depreciation)	$134,204,258

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$38,896,897	$20,439,975	$23,618,596	$—	$62,515,493	$20,439,975

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,498,035	$—	$134,237,545	$(3,038,389)	$154,697,191

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $2,171,029 and accumulated long-term capital losses of $867,360.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife MSCI EAFE Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife MSCI EAFE Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife MSCI EAFE Index Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-29

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-30

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-31

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

MetLife MSCI EAFE Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2022 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2022. The Board took into account that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2022, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-32

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B, E and G shares of the MetLife Russell 2000 Index Portfolio returned -20.23%, -20.44%, -20.33%, and -20.46%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned -20.44%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets declined in 2022 as the U.S. Federal Reserve (the “Fed”) aggressively raised interest rates to address higher inflation. Tight labor markets and ongoing supply and demand imbalances drove inflation to a new 40-year high. In addition, investor concerns about rising recession risks, lingering pandemic effects, and the ongoing Russian invasion of Ukraine were negatives for the market. Factors that supported the equity markets included signs that inflation data was decelerating, and the Fed might begin pausing interest rate increases. In addition, equity investors were hopeful that the end of Chinese lockdowns might eventually boost the global economy.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times. In December, the FOMC decided to raise the Federal Funds Rate target range from 3.75% - 4.00% to 4.25% - 4.50%. The FOMC stated that inflation remained elevated, reflecting supply and demand imbalances related to the pandemic, higher energy prices, and broader price pressures. The FOMC seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Ten of the eleven sectors comprising the Russell 2000 Index experienced negative returns for the year. Energy (4.6% beginning weight in the benchmark), up 43.0%, was the best performing sector and had the largest positive impact on the benchmark return. Technology (13.0% beginning weight), down 36.1%; Consumer Discretionary (14.5% beginning weight), down 30.7%; and Health Care (17.5% beginning weight), down 29.0%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the year were Helmerich & Payne, up 115.3%; Antero Resources, up 84.4%; and Ovintiv, up 36.0%. The stocks with the largest negative impact were Intellia Therapeutics, down 70.5%; Synaptics, down 67.1%; and AMC Entertainment, down 54.2%.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, net asset value (NAV) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
MetLife Russell 2000 Index Portfolio
Class A	-20.23	4.09	9.00
Class B	-20.44	3.84	8.73
Class E	-20.33	3.94	8.84
Class G	-20.46	3.79	8.68
Russell 2000 Index	-20.44	4.13	9.01

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	2.2
Halozyme Therapeutics, Inc.	0.3
Shockwave Medical, Inc.	0.3
Inspire Medical Systems, Inc.	0.3
EMCOR Group, Inc.	0.3
Crocs, Inc.	0.3
Matador Resources Co.	0.3
Iridium Communications, Inc.	0.3
Murphy Oil Corp.	0.3
Agree Realty Corp.	0.3

Top Sectors

% of Net Assets
Financials	18.9
Health Care	16.3
Industrials	15.1
Information Technology	12.3
Consumer Discretionary	10.0
Energy	6.6
Real Estate	6.2
Materials	4.1
Consumer Staples	3.5
Utilities	3.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.30%	$1,000.00	$1,039.80	$1.54
	Hypothetical*	0.30%	$1,000.00	$1,023.69	$1.53

Class B (a)	Actual	0.55%	$1,000.00	$1,038.60	$2.83
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class E (a)	Actual	0.45%	$1,000.00	$1,038.80	$2.31
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class G (a)	Actual	0.60%	$1,000.00	$1,038.20	$3.08
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
AAR Corp. (a)	11,635	$522,412
Aerojet Rocketdyne Holdings, Inc. (a)	27,265	1,524,932
AeroVironment, Inc. (a)	8,452	723,998
AerSale Corp. (a) (b)	6,969	113,037
Archer Aviation, Inc. - Class A (a) (b)	46,613	87,166
Astronics Corp. (a)	9,068	93,400
Cadre Holdings, Inc. (b)	6,188	124,626
Ducommun, Inc. (a)	3,735	186,601
Kaman Corp.	8,733	194,746
Kratos Defense & Security Solutions, Inc. (a) (b)	42,530	438,910
Maxar Technologies, Inc.	25,404	1,314,403
Moog, Inc. - Class A	9,540	837,230
National Presto Industries, Inc. (b)	1,752	119,942
Park Aerospace Corp. (b)	7,125	95,546
Parsons Corp. (a) (b)	11,334	524,198
Rocket Lab USA, Inc. (a) (b)	74,509	280,899
Triumph Group, Inc. (a)	22,281	234,396
V2X, Inc. (a)	3,920	161,857
Virgin Galactic Holdings, Inc. (a) (b)	81,717	284,375

		7,862,674

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (a) (b)	20,568	534,357
Atlas Air Worldwide Holdings, Inc. (a)	9,474	954,979
Forward Air Corp.	8,967	940,548
Hub Group, Inc. - Class A (a)	10,763	855,551
Radiant Logistics, Inc. (a)	5,646	28,738

		3,314,173

Airlines—0.3%
Allegiant Travel Co. (a)	5,412	367,962
Blade Air Mobility, Inc. (a) (b)	20,915	74,876
Frontier Group Holdings, Inc. (a) (b)	14,756	151,544
Hawaiian Holdings, Inc. (a) (b)	18,138	186,096
Joby Aviation, Inc. (a) (b)	86,504	289,788
SkyWest, Inc. (a) (b)	16,673	275,271
Spirit Airlines, Inc. (a)	36,644	713,825
Sun Country Airlines Holdings, Inc. (a) (b)	12,318	195,364
Wheels Up Experience, Inc. (a)	23,599	24,307

		2,279,033

Auto Components—1.3%
Adient plc (a)	32,641	1,132,316
American Axle & Manufacturing Holdings, Inc. (a) (b)	39,195	306,505
Dana, Inc.	43,537	658,715
Dorman Products, Inc. (a)	9,015	729,043
Fox Factory Holding Corp. (a)	14,199	1,295,375
Gentherm, Inc. (a)	11,505	751,161
Goodyear Tire & Rubber Co. (The) (a) (b)	95,413	968,442
Holley, Inc. (a)	1,290	2,735
LCI Industries	8,570	792,296
Luminar Technologies, Inc. (a) (b)	86,015	425,774
Modine Manufacturing Co. (a)	17,537	348,285
Motorcar Parts of America, Inc. (a) (b)	6,814	80,814
Patrick Industries, Inc.	7,300	442,380

Auto Components—(Continued)
Solid Power, Inc. (a) (b)	47,374	120,330
Standard Motor Products, Inc.	6,921	240,851
Stoneridge, Inc. (a)	9,252	199,473
Visteon Corp. (a)	9,437	1,234,643
XPEL, Inc. (a) (b)	7,296	438,198

		10,167,336

Automobiles—0.1%
Canoo, Inc. (a) (b)	66,391	81,661
Fisker, Inc. (a) (b)	58,292	423,783
Lordstown Motors Corp. - Class A (a) (b)	59,951	68,344
Winnebago Industries, Inc. (b)	10,071	530,742
Workhorse Group, Inc. (a) (b)	30,379	46,176

		1,150,706

Banks—9.7%
1st Source Corp.	5,221	277,183
ACNB Corp. (b)	2,906	115,688
Amalgamated Financial Corp.	5,989	137,987
Amerant Bancorp, Inc. (b)	9,340	250,686
American National Bankshares, Inc.	3,251	120,059
Ameris Bancorp (b)	22,232	1,048,016
Arrow Financial Corp.	4,906	166,313
Associated Banc-Corp.	50,625	1,168,931
Atlantic Union Bankshares Corp.	25,793	906,366
Banc of California, Inc.	18,927	301,507
BancFirst Corp. (b)	6,618	583,575
Bancorp, Inc. (The) (a)	19,267	546,797
Bank First Corp. (b)	2,614	242,631
Bank of Marin Bancorp (b)	5,192	170,713
Bank of NT Butterfield & Son, Ltd. (The)	17,296	515,594
BankUnited, Inc. (b)	26,380	896,129
Bankwell Financial Group, Inc. (b)	1,932	56,859
Banner Corp. (b)	11,395	720,164
Bar Harbor Bankshares	5,292	169,556
BayCom Corp.	4,420	83,892
BCB Bancorp, Inc. (b)	4,956	89,158
Berkshire Hills Bancorp, Inc.	14,603	436,630
Blue Ridge Bankshares, Inc.	7,472	93,325
Brookline Bancorp, Inc. (b)	26,855	379,998
Business First Bancshares, Inc. (b)	7,980	176,677
Byline Bancorp, Inc.	8,821	202,618
Cadence Bank	61,141	1,507,737
Cambridge Bancorp (b)	2,176	180,739
Camden National Corp. (b)	4,522	188,522
Capital Bancorp, Inc. (b)	3,124	73,539
Capital City Bank Group, Inc.	4,547	147,777
Capstar Financial Holdings, Inc.	7,899	139,496
Carter Bankshares, Inc. (a) (b)	6,765	112,231
Cathay General Bancorp	24,786	1,011,021
Central Pacific Financial Corp.	8,161	165,505
Citizens & Northern Corp. (b)	6,038	138,029
City Holding Co. (b)	4,787	445,622
Civista Bancshares, Inc.	5,230	115,112
CNB Financial Corp.	6,782	161,344

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Coastal Financial Corp. (a)	3,437	$163,326
Colony Bankcorp, Inc.	5,639	71,559
Columbia Banking System, Inc.	27,046	814,896
Community Bank System, Inc.	17,926	1,128,442
Community Trust Bancorp, Inc.	5,081	233,370
ConnectOne Bancorp, Inc.	12,128	293,619
CrossFirst Bankshares, Inc. (a) (b)	16,519	205,001
Customers Bancorp, Inc. (a) (b)	10,596	300,291
CVB Financial Corp. (b)	44,953	1,157,540
Dime Community Bancshares, Inc. (b)	11,336	360,825
Eagle Bancorp, Inc. (b)	11,013	485,343
Eastern Bankshares, Inc.	54,127	933,691
Enterprise Bancorp, Inc. (b)	3,354	118,396
Enterprise Financial Services Corp.	11,710	573,322
Equity Bancshares, Inc. - Class A (b)	4,632	151,327
Esquire Financial Holdings, Inc. (b)	2,392	103,478
Farmers & Merchants Bancorp, Inc. (b)	4,130	112,253
Farmers National Banc Corp. (b)	11,007	155,419
FB Financial Corp.	12,217	441,522
Financial Institutions, Inc.	4,838	117,854
First Bancorp (b)	12,219	523,462
First Bancorp, Inc. (The)	3,758	112,515
First BanCorp/Puerto Rico	59,904	761,979
First Bancshares, Inc. (The) (b)	6,912	221,253
First Bank/Hamilton NJ (b)	5,582	76,808
First Busey Corp.	18,478	456,776
First Business Financial Services, Inc.	2,763	100,988
First Commonwealth Financial Corp. (b)	29,579	413,219
First Community Bankshares, Inc.	5,650	191,535
First Financial Bancorp	31,251	757,212
First Financial Bankshares, Inc. (b)	44,473	1,529,871
First Financial Corp. (b)	3,977	183,260
First Foundation, Inc.	17,120	245,330
First Guaranty Bancshares, Inc. (b)	2,085	48,893
First Internet Bancorp	3,385	82,188
First Interstate BancSystem, Inc. - Class A	30,131	1,164,563
First Merchants Corp.	19,730	811,100
First Mid Bancshares, Inc. (b)	6,036	193,635
First of Long Island Corp. (The)	7,996	143,928
First Western Financial, Inc. (a) (b)	2,729	76,821
Five Star Bancorp (b)	5,331	145,216
Flushing Financial Corp.	10,410	201,746
Fulton Financial Corp.	53,477	900,018
FVCBankcorp, Inc. (a) (b)	4,131	78,778
German American Bancorp, Inc. (b)	9,350	348,755
Glacier Bancorp, Inc. (b)	37,735	1,864,864
Great Southern Bancorp, Inc.	3,405	202,563
Guaranty Bancshares, Inc. (b)	2,906	100,664
Hancock Whitney Corp.	28,838	1,395,471
Hanmi Financial Corp.	9,877	244,456
HarborOne Bancrop, Inc. (b)	16,612	230,907
HBT Financial, Inc.	3,470	67,908
Heartland Financial USA, Inc.	13,834	644,941
Heritage Commerce Corp. (b)	20,117	261,521
Heritage Financial Corp. (b)	12,295	376,719
Hilltop Holdings, Inc. (b)	17,172	515,332
Home BancShares, Inc. (b)	63,382	1,444,476

Banks—(Continued)
HomeStreet, Inc.	6,963	192,040
HomeTrust Bancshares, Inc.	5,432	131,291
Hope Bancorp, Inc. (b)	39,512	506,149
Horizon Bancorp (b)	12,060	181,865
Independent Bank Corp. /MI	7,375	176,410
Independent Bank Corp./MA	15,711	1,326,480
Independent Bank Group, Inc.	11,996	720,720
International Bancshares Corp. (b)	18,077	827,203
John Marshall Bancorp, Inc.	4,296	123,639
Lakeland Bancorp, Inc.	21,117	371,870
Lakeland Financial Corp.	8,350	609,299
Live Oak Bancshares, Inc. (b)	11,266	340,233
Macatawa Bank Corp. (b)	9,068	100,020
Mercantile Bank Corp.	5,350	179,118
Metrocity Bankshares, Inc. (b)	5,632	121,820
Metropolitan Bank Holding Corp. (a)	3,249	190,619
Mid Penn Bancorp, Inc. (b)	5,091	152,577
Midland States Bancorp, Inc.	6,845	182,214
MidWestOne Financial Group, Inc.	4,795	152,241
MVB Financial Corp.	3,791	83,478
National Bank Holdings Corp. - Class A (b)	10,343	435,130
NBT Bancorp, Inc.	14,003	608,010
Nicolet Bankshares, Inc. (a) (b)	4,330	345,491
Northeast Bank (b)	2,320	97,672
Northwest Bancshares, Inc. (b)	39,314	549,610
OceanFirst Financial Corp.	20,664	439,110
OFG Bancorp	15,488	426,849
Old National Bancorp	99,968	1,797,425
Old Second Bancorp, Inc.	14,378	230,623
Origin Bancorp, Inc.	7,487	274,773
Orrstown Financial Services, Inc. (b)	3,982	92,223
Pacific Premier Bancorp, Inc. (b)	31,429	991,899
Park National Corp. (b)	4,856	683,482
Parke Bancorp, Inc.	3,496	72,507
Pathward Financial, Inc.	9,692	417,241
PCB Bancorp	4,027	71,238
Peapack Gladstone Financial Corp.	6,072	226,000
Peoples Bancorp, Inc. (b)	9,666	273,064
Peoples Financial Services Corp. (b)	2,533	131,311
Preferred Bank (b)	4,747	354,221
Premier Financial Corp.	11,932	321,806
Primis Financial Corp. (b)	5,222	61,881
Professional Holding Corp. - Class A (a) (b)	4,449	123,415
QCR Holdings, Inc.	5,744	285,132
RBB Bancorp (b)	4,676	97,495
Red River Bancshares, Inc. (b)	1,618	82,615
Renasant Corp.	19,074	716,992
Republic Bancorp, Inc. - Class A (b)	3,075	125,829
Republic First Bancorp, Inc. (a)	19,365	41,635
S&T Bancorp, Inc. (b)	13,516	461,977
Sandy Spring Bancorp, Inc. (b)	15,275	538,138
Seacoast Banking Corp. of Florida (b)	20,365	635,184
ServisFirst Bancshares, Inc. (b)	17,254	1,188,973
Shore Bancshares, Inc. (b)	6,088	106,114
Sierra Bancorp	5,841	124,063
Silvergate Capital Corp. - Class A (a) (b)	10,551	183,587
Simmons First National Corp. - Class A (b)	41,014	885,082

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
SmartFinancial, Inc.	5,462	$150,205
South Plains Financial, Inc.	3,888	107,037
Southern First Bancshares, Inc. (a)	2,574	117,760
Southside Bancshares, Inc. (b)	10,581	380,810
SouthState Corp.	25,250	1,928,090
Stellar Bancorp, Inc. (b)	15,697	462,434
Stock Yards Bancorp, Inc. (b)	9,642	626,537
Summit Financial Group, Inc.	4,159	103,517
Texas Capital Bancshares, Inc. (a)	16,864	1,017,068
Third Coast Bancshares, Inc. (a) (b)	4,809	88,630
Tompkins Financial Corp.	4,590	356,092
Towne Bank	23,282	718,017
TriCo Bancshares	10,668	543,961
Triumph Bancorp, Inc. (a)	8,184	399,952
Trustmark Corp.	20,462	714,328
UMB Financial Corp.	15,144	1,264,827
United Bankshares, Inc. (b)	44,009	1,781,924
United Community Banks, Inc.	36,578	1,236,336
Unity Bancorp, Inc. (b)	2,408	65,811
Univest Financial Corp.	9,428	246,354
USCB Financial Holdings, Inc. (a) (b)	4,187	51,081
Valley National Bancorp	144,649	1,635,980
Veritex Holdings, Inc.	17,694	496,848
Washington Federal, Inc.	22,314	748,635
Washington Trust Bancorp, Inc. (b)	5,542	261,472
WesBanco, Inc. (b)	19,306	713,936
West Bancorp, Inc. (b)	5,498	140,474
Westamerica Bancorp	8,792	518,816

		77,328,886

Beverages—0.6%
Celsius Holdings, Inc. (a) (b)	18,677	1,943,155
Coca-Cola Consolidated, Inc.	1,600	819,776
Duckhorn Portfolio, Inc. (The) (a) (b)	13,689	226,827
MGP Ingredients, Inc. (b)	4,809	511,581
National Beverage Corp. (a) (b)	8,223	382,616
Primo Water Corp.	54,035	839,704
Vintage Wine Estates, Inc. (a) (b)	12,734	41,513
Vita Coco Co., Inc. (The) (a) (b)	10,537	145,621

		4,910,793

Biotechnology—7.1%
2seventy bio, Inc. (a)	13,397	125,530
4D Molecular Therapeutics, Inc. (a)	11,182	248,352
Aadi Bioscience, Inc. (a) (b)	4,934	63,303
ACADIA Pharmaceuticals, Inc. (a)	43,086	685,929
Adicet Bio, Inc. (a) (b)	10,288	91,975
ADMA Biologics, Inc. (a) (b)	52,635	204,224
Aerovate Therapeutics, Inc. (a) (b)	3,363	98,536
Affimed NV (a)	14,747	18,286
Agenus, Inc. (a)	102,898	246,955
Agios Pharmaceuticals, Inc. (a) (b)	18,399	516,644
Akero Therapeutics, Inc. (a) (b)	11,758	644,338
Albireo Pharma, Inc. (a)	6,398	138,261
Alector, Inc. (a) (b)	20,549	189,667
Alkermes plc (a)	56,026	1,463,959
Allogene Therapeutics, Inc. (a) (b)	26,931	169,396

Biotechnology—(Continued)
Allovir, Inc. (a) (b)	10,797	55,389
Alpine Immune Sciences, Inc. (a) (b)	7,737	56,867
ALX Oncology Holdings, Inc. (a) (b)	7,595	85,596
Amicus Therapeutics, Inc. (a)	94,876	1,158,436
AnaptysBio, Inc. (a) (b)	7,034	217,984
Anavex Life Sciences Corp. (a) (b)	23,292	215,684
Anika Therapeutics, Inc. (a)	4,948	146,461
Apellis Pharmaceuticals, Inc. (a)	32,091	1,659,426
Arbutus Biopharma Corp. (a) (b)	23,875	55,629
Arcellx, Inc. (a) (b)	10,885	337,217
Arcturus Therapeutics Holdings, Inc. (a) (b)	7,412	125,708
Arcus Biosciences, Inc. (a) (b)	17,324	358,260
Arcutis Biotherapeutics, Inc. (a)	14,052	207,970
Arrowhead Pharmaceuticals, Inc. (a)	34,801	1,411,529
Atara Biotherapeutics, Inc. (a)	18,536	60,798
Aura Biosciences, Inc. (a) (b)	7,130	74,865
Aurinia Pharmaceuticals, Inc. (a)	46,041	198,897
Avid Bioservices, Inc. (a) (b)	20,292	279,421
Avidity Biosciences, Inc. (a) (b)	18,061	400,774
Beam Therapeutics, Inc. (a) (b)	21,424	837,893
BioCryst Pharmaceuticals, Inc. (a) (b)	62,014	711,921
Biohaven, Ltd. (a) (b)	21,767	302,126
Bioxcel Therapeutics, Inc. (a) (b)	6,276	134,808
Bluebird Bio, Inc. (a)	28,058	194,161
Blueprint Medicines Corp. (a) (b)	20,651	904,720
Bridgebio Pharma, Inc. (a) (b)	38,327	292,052
C4 Therapeutics, Inc. (a) (b)	19,683	116,130
CareDx, Inc. (a)	17,647	201,352
Caribou Biosciences, Inc. (a) (b)	19,951	125,292
Catalyst Pharmaceuticals, Inc. (a) (b)	32,720	608,592
Celldex Therapeutics, Inc. (a)	16,056	715,616
Century Therapeutics, Inc. (a) (b)	7,830	40,168
Cerevel Therapeutics Holdings, Inc. (a) (b)	19,567	617,143
Chimerix, Inc. (a)	28,726	53,430
Chinook Therapeutics, Inc. (a) (b)	17,120	448,544
Cogent Biosciences, Inc. (a) (b)	21,981	254,100
Coherus Biosciences, Inc. (a)	25,327	200,590
Crinetics Pharmaceuticals, Inc. (a) (b)	18,192	332,914
CTI BioPharma Corp. (a) (b)	31,483	189,213
Cullinan Oncology, Inc. (a) (b)	10,835	114,309
Cytokinetics, Inc. (a)	27,587	1,264,036
Day One Biopharmaceuticals, Inc. (a) (b)	10,021	215,652
Deciphera Pharmaceuticals, Inc. (a)	15,140	248,145
Denali Therapeutics, Inc. (a)	36,683	1,020,154
Design Therapeutics, Inc. (a) (b)	14,198	145,671
Dynavax Technologies Corp. (a) (b)	39,892	424,451
Dyne Therapeutics, Inc. (a)	12,586	145,872
Eagle Pharmaceuticals, Inc. (a)	3,536	103,357
Editas Medicine, Inc. (a) (b)	23,602	209,350
Emergent BioSolutions, Inc. (a)	17,598	207,832
Enanta Pharmaceuticals, Inc. (a)	6,820	317,266
EQRx, Inc. (a)	53,042	130,483
Erasca, Inc. (a) (b)	23,988	103,388
Fate Therapeutics, Inc. (a) (b)	28,366	286,213
FibroGen, Inc. (a)	30,460	487,969
Foghorn Therapeutics, Inc. (a) (b)	8,683	55,398
Generation Bio Co. (a)	17,596	69,152

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Geron Corp. (a) (b)	107,894	$261,103
Gossamer Bio, Inc. (a) (b)	4,194	9,101
Halozyme Therapeutics, Inc. (a)	44,873	2,553,274
Heron Therapeutics, Inc. (a) (b)	32,773	81,933
HilleVax, Inc. (a) (b)	5,194	86,896
Humacyte, Inc. (a)	22,468	47,407
Icosavax, Inc. (a) (b)	8,168	64,854
Ideaya Biosciences, Inc. (a) (b)	14,961	271,841
IGM Biosciences, Inc. (a) (b)	3,684	62,665
Imago Biosciences, Inc. (a) (b)	9,057	325,599
Immunitybio, Inc. (a) (b)	28,710	145,560
ImmunoGen, Inc. (a)	69,797	346,193
Immunovant, Inc. (a) (b)	13,987	248,269
Inhibrx, Inc. (a) (b)	11,523	283,927
Inovio Pharmaceuticals, Inc. (a)	54,791	85,474
Insmed, Inc. (a) (b)	45,568	910,449
Intellia Therapeutics, Inc. (a)	28,145	981,979
Intercept Pharmaceuticals, Inc. (a) (b)	7,486	92,602
Iovance Biotherapeutics, Inc. (a)	50,807	324,657
Ironwood Pharmaceuticals, Inc. (a) (b)	44,956	557,005
iTeos Therapeutics, Inc. (a)	7,999	156,220
IVERIC bio, Inc. (a)	44,880	960,881
Janux Therapeutics, Inc. (a)	7,592	99,987
KalVista Pharmaceuticals, Inc. (a)	8,595	58,102
Karuna Therapeutics, Inc. (a)	10,217	2,007,640
Karyopharm Therapeutics, Inc. (a)	14,739	50,113
Keros Therapeutics, Inc. (a)	6,495	311,890
Kezar Life Sciences, Inc. (a) (b)	18,151	127,783
Kiniksa Pharmaceuticals, Ltd. - Class A (a) (b)	11,087	166,083
Kinnate Biopharma, Inc. (a)	9,927	60,555
Kodiak Sciences, Inc. (a)	11,661	83,493
Krystal Biotech, Inc. (a) (b)	7,224	572,285
Kura Oncology, Inc. (a)	23,723	294,402
Kymera Therapeutics, Inc. (a) (b)	12,984	324,081
Lexicon Pharmaceuticals, Inc. (a)	7,659	14,629
Ligand Pharmaceuticals, Inc. (a) (b)	5,564	371,675
Lyell Immunopharma, Inc. (a) (b)	59,815	207,558
MacroGenics, Inc. (a)	21,437	143,842
Madrigal Pharmaceuticals, Inc. (a) (b)	4,214	1,223,113
MannKind Corp. (a) (b)	86,202	454,285
MeiraGTx Holdings plc (a)	10,435	68,036
Mersana Therapeutics, Inc. (a) (b)	29,899	175,208
MiMedx Group, Inc. (a) (b)	27,195	75,602
Mirum Pharmaceuticals, Inc. (a)	5,450	106,275
Monte Rosa Therapeutics, Inc. (a) (b)	11,684	88,915
Morphic Holding, Inc. (a)	8,694	232,565
Myriad Genetics, Inc. (a)	27,414	397,777
Nkarta, Inc. (a) (b)	11,066	66,285
Nurix Therapeutics, Inc. (a)	15,059	165,348
Nuvalent, Inc. - Class A (a) (b)	7,013	208,847
Ocugen, Inc. (a) (b)	46,002	59,803
Organogenesis Holdings, Inc. (a) (b)	9,239	24,853
PepGen, Inc. (a)	5,562	74,364
PMV Pharmaceuticals, Inc. (a)	13,301	115,719
Point Biopharma Global, Inc. (a)	29,840	217,534
Precigen, Inc. (a) (b)	11,392	17,316
Prime Medicine, Inc. (a)	3,918	72,796

Biotechnology—(Continued)
Prometheus Biosciences, Inc. (a) (b)	11,783	1,296,130
Protagonist Therapeutics, Inc. (a) (b)	15,088	164,610
Prothena Corp. plc (a) (b)	12,610	759,752
PTC Therapeutics, Inc. (a)	23,732	905,850
Rallybio Corp. (a) (b)	6,642	43,638
Rapt Therapeutics, Inc. (a)	8,849	175,210
Recursion Pharmaceuticals, Inc. - Class A (a) (b)	46,662	359,764
REGENXBIO, Inc. (a)	14,967	339,452
Relay Therapeutics, Inc. (a) (b)	28,711	428,942
Replimune Group, Inc. (a)	13,974	380,093
REVOLUTION Medicines, Inc. (a) (b)	25,534	608,220
Rigel Pharmaceuticals, Inc. (a) (b)	31,055	46,583
Rocket Pharmaceuticals, Inc. (a) (b)	18,131	354,824
Sage Therapeutics, Inc. (a) (b)	17,540	668,976
Sana Biotechnology, Inc. (a) (b)	30,778	121,573
Sangamo Therapeutics, Inc. (a) (b)	32,810	103,023
Seres Therapeutics, Inc. (a) (b)	18,278	102,357
Sorrento Therapeutics, Inc. (a) (b)	156,051	138,261
SpringWorks Therapeutics, Inc. (a) (b)	12,006	312,276
Stoke Therapeutics, Inc. (a) (b)	7,332	67,674
Sutro Biopharma, Inc. (a) (b)	18,256	147,508
Syndax Pharmaceuticals, Inc. (a) (b)	17,951	456,853
Tango Therapeutics, Inc. (a) (b)	16,583	120,227
TG Therapeutics, Inc. (a) (b)	44,826	530,292
Travere Therapeutics, Inc. (a) (b)	21,324	448,444
Twist Bioscience Corp. (a) (b)	19,106	454,914
Vanda Pharmaceuticals, Inc. (a)	19,612	144,933
Vaxart, Inc. (a) (b)	43,215	41,525
Vaxcyte, Inc. (a)	24,171	1,158,999
Vera Therapeutics, Inc. (a)	5,715	110,585
Veracyte, Inc. (a) (b)	24,557	582,738
Vericel Corp. (a) (b)	16,730	440,668
Verve Therapeutics, Inc. (a) (b)	15,945	308,536
Vir Biotechnology, Inc. (a)	24,415	617,944
Viridian Therapeutics, Inc. (a) (b)	12,764	372,836
Xencor, Inc. (a) (b)	19,810	515,852
Y-mAbs Therapeutics, Inc. (a) (b)	5,923	28,904
Zentalis Pharmaceuticals, Inc. (a) (b)	16,112	324,496

		56,621,839

Building Products—1.3%
AAON, Inc.	15,098	1,137,181
American Woodmark Corp. (a)	5,524	269,903
Apogee Enterprises, Inc.	7,504	333,628
Caesarstone, Ltd. (b)	1,496	8,542
CSW Industrials, Inc.	5,158	597,967
Gibraltar Industries, Inc. (a)	10,324	473,665
Griffon Corp.	15,541	556,212
Insteel Industries, Inc.	7,079	194,814
Janus International Group Inc. (a)	28,699	273,215
JELD-WEN Holding, Inc. (a)	31,425	303,251
Masonite International Corp. (a)	7,534	607,316
PGT Innovations, Inc. (a)	20,640	370,694
Quanex Building Products Corp. (b)	10,969	259,746
Resideo Technologies, Inc. (a) (b)	50,093	824,030
Simpson Manufacturing Co., Inc.	14,424	1,278,832

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—(Continued)
UFP Industries, Inc.	20,154	$1,597,205
View, Inc. (a) (b)	17,404	16,793
Zurn Water Solutions Corp.	41,875	885,656

		9,988,650

Capital Markets—1.5%
Artisan Partners Asset Management, Inc. - Class A (b)	20,274	602,138
AssetMark Financial Holdings, Inc. (a)	7,299	167,877
B. Riley Financial, Inc.	6,563	224,455
BGC Partners, Inc. - Class A	100,919	380,465
Blucora, Inc. (a)	15,865	405,033
Brightsphere Investment Group, Inc.	11,092	228,273
Cohen & Steers, Inc. (b)	8,580	553,925
Cowen, Inc. - Class A (b)	9,042	349,202
Diamond Hill Investment Group, Inc.	1,057	195,566
Donnelley Financial Solutions, Inc. (a) (b)	8,485	327,945
Federated Hermes, Inc.	29,524	1,072,016
Focus Financial Partners, Inc. - Class A (a) (b)	19,525	727,697
GCM Grosvenor, Inc. - Class A	15,754	119,888
Hamilton Lane, Inc. - Class A (b)	12,121	774,289
Houlihan Lokey, Inc.	16,860	1,469,518
Moelis & Co. - Class A (b)	21,688	832,169
Open Lending Corp. - Class A (a)	37,857	255,535
Oppenheimer Holdings, Inc. - Class A	3,028	128,175
Perella Weinberg Partners	13,187	129,233
Piper Sandler Cos. (b)	6,026	784,525
PJT Partners, Inc. - Class A	7,821	576,329
Sculptor Capital Management, Inc. (b)	8,165	70,709
Silvercrest Asset Management Group, Inc. - Class A	3,311	62,147
StepStone Group, Inc. - Class A (b)	18,138	456,715
Stonex Group, Inc. (a)	5,797	552,454
Victory Capital Holdings, Inc. - Class A	6,004	161,087
Virtus Investment Partners, Inc.	2,293	438,972
WisdomTree Investments, Inc. (b)	40,157	218,856

		12,265,193

Chemicals—2.0%
AdvanSix, Inc.	9,088	345,526
American Vanguard Corp.	10,391	225,589
Amyris, Inc. (a) (b)	45,712	69,939
Aspen Aerogels, Inc. (a) (b)	10,708	126,247
Avient Corp.	30,374	1,025,426
Balchem Corp.	10,637	1,298,884
Cabot Corp.	19,005	1,270,294
Chase Corp.	2,546	219,618
Danimer Scientific, Inc. (a) (b)	34,738	62,181
Diversey Holdings, Ltd. (a) (b)	27,745	118,194
Ecovyst, Inc. (a)	21,925	194,256
FutureFuel Corp.	8,809	71,617
Hawkins, Inc.	6,554	252,984
HB Fuller Co.	17,873	1,280,064
Ingevity Corp. (a)	12,653	891,277
Innospec, Inc. (b)	8,439	868,036
Intrepid Potash, Inc. (a) (b)	3,574	103,181
Koppers Holdings, Inc. (b)	6,870	193,734
Kronos Worldwide, Inc. (b)	7,992	75,125

Chemicals—(Continued)
Livent Corp. (a) (b)	54,352	1,079,974
LSB Industries, Inc. (a)	24,957	331,928
Mativ Holdings, Inc. (b)	18,543	387,549
Minerals Technologies, Inc. (b)	11,123	675,389
Origin Materials, Inc. (a) (b)	37,920	174,811
Orion Engineered Carbons S.A.	20,927	372,710
Perimeter Solutions S.A. (a) (b)	41,953	383,450
PureCycle Technologies, Inc. (a) (b)	37,119	250,925
Quaker Chemical Corp. (b)	4,562	761,398
Rayonier Advanced Materials, Inc. (a)	21,679	208,118
Sensient Technologies Corp.	14,427	1,052,017
Stepan Co. (b)	7,227	769,386
Tredegar Corp. (b)	7,835	80,074
Trinseo plc (b)	12,474	283,285
Tronox Holding plc - Class A	40,316	552,732

		16,055,918

Commercial Services & Supplies—1.4%
ABM Industries, Inc.	22,236	987,723
ACCO Brands Corp.	25,156	140,622
ACV Auctions, Inc. - Class A (a) (b)	39,500	324,295
Aris Water Solution, Inc. - Class A (b)	8,028	115,683
Brady Corp. - Class A	15,290	720,159
BrightView Holdings, Inc. (a)	14,394	99,175
Brink’s Co. (The)	15,273	820,313
Casella Waste Systems, Inc. - Class A (a) (b)	16,835	1,335,184
Cimpress plc (a) (b)	6,224	171,845
CoreCivic, Inc. (a)	37,336	431,604
Deluxe Corp. (b)	14,396	244,444
Ennis, Inc. (b)	9,011	199,684
Geo Group, Inc. (The) (a) (b)	40,071	438,777
Harsco Corp. (a) (b)	21,428	134,782
Healthcare Services Group, Inc.	27,110	325,320
Heritage-Crystal Clean, Inc. (a)	5,046	163,894
HNI Corp.	13,689	389,178
Interface, Inc. (b)	20,528	202,611
KAR Auction Services, Inc. (a) (b)	36,524	476,638
Kimball International, Inc. - Class B	6,710	43,615
Li-Cycle Holdings Corp. (a) (b)	45,980	218,865
Matthews International Corp. - Class A (b)	11,034	335,875
MillerKnoll, Inc.	25,792	541,890
Montrose Environmental Group, Inc. (a) (b)	9,033	400,975
Pitney Bowes, Inc.	50,064	190,243
SP Plus Corp. (a)	6,829	237,103
Steelcase, Inc. - Class A	24,367	172,275
UniFirst Corp.	5,018	968,424
Viad Corp. (a)	6,618	161,413
VSE Corp.	3,553	166,565

		11,159,174

Communications Equipment—0.9%
ADTRAN Holdings, Inc. (b)	25,898	486,623
Aviat Networks, Inc. (a) (b)	3,608	112,534
Calix, Inc. (a)	19,249	1,317,209
Cambium Networks Corp. (a) (b)	4,057	87,915
Clearfield, Inc. (a)	3,951	371,947

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
CommScope Holding Co., Inc. (a)	69,077	$507,716
Comtech Telecommunications Corp. (b)	9,651	117,163
Digi International, Inc. (a)	11,390	416,305
DZS, Inc. (a)	6,096	77,297
Extreme Networks, Inc. (a)	43,045	788,154
Harmonic, Inc. (a) (b)	31,330	410,423
Infinera Corp. (a) (b)	62,963	424,371
NETGEAR, Inc. (a) (b)	10,251	185,646
NetScout Systems, Inc. (a) (b)	23,746	771,983
Ribbon Communications, Inc. (a)	11,536	32,185
Viavi Solutions, Inc. (a)	77,528	814,819

		6,922,290

Construction & Engineering—1.6%
Ameresco, Inc. - Class A (a) (b)	10,710	611,969
API Group Corp. (a)	71,074	1,336,902
Arcosa, Inc. (b)	16,643	904,381
Argan, Inc.	4,530	167,066
Comfort Systems USA, Inc.	11,863	1,365,194
Concrete Pumping Holdings, Inc. (a)	8,982	52,545
Construction Partners, Inc. - Class A (a) (b)	13,715	366,053
Dycom Industries, Inc. (a)	9,730	910,728
EMCOR Group, Inc.	15,914	2,357,023
Fluor Corp. (a) (b)	47,959	1,662,259
Granite Construction, Inc.	14,748	517,212
Great Lakes Dredge & Dock Corp. (a)	16,893	100,513
IES Holdings, Inc. (a) (b)	3,768	134,028
MYR Group, Inc. (a)	5,521	508,318
Northwest Pipe Co. (a)	3,497	117,849
NV5 Global, Inc. (a) (b)	4,636	613,436
Primoris Services Corp.	18,341	402,402
Sterling Construction Co., Inc. (a)	10,373	340,234
Tutor Perini Corp. (a)	14,544	109,807

		12,577,919

Construction Materials—0.2%
Summit Materials, Inc. - Class A (a) (b)	40,082	1,137,920
United States Lime & Minerals, Inc. (b)	743	104,585

		1,242,505

Consumer Finance—0.7%
Bread Financial Holdings, Inc.	16,854	634,722
Encore Capital Group, Inc. (a) (b)	7,642	366,357
Enova International, Inc. (a)	10,760	412,861
EZCORP, Inc. - Class A (a) (b)	12,764	104,027
FirstCash Holdings, Inc.	12,699	1,103,670
Green Dot Corp. - Class A (a)	15,976	252,740
LendingClub Corp. (a) (b)	34,752	305,818
LendingTree, Inc. (a)	4,341	92,593
Navient Corp.	35,935	591,131
Nelnet, Inc. - Class A (b)	5,036	457,017
NerdWallet, Inc. - Class A (a) (b)	9,795	94,032
Oportun Financial Corp. (a)	9,663	53,243
PRA Group, Inc. (a) (b)	12,838	433,668
PROG Holdings, Inc. (a)	16,086	271,692

Consumer Finance—(Continued)
Regional Management Corp.	3,196	89,744
World Acceptance Corp. (a) (b)	1,519	100,163

		5,363,478

Containers & Packaging—0.3%
Greif, Inc. - Class A (b)	8,697	583,221
Greif, Inc. - Class B (b)	1,893	148,089
Myers Industries, Inc.	13,639	303,195
O-I Glass, Inc. (a)	51,220	848,716
Pactiv Evergreen, Inc.	17,273	196,221
Ranpak Holdings, Corp. (a) (b)	12,914	74,514
TriMas Corp. (b)	14,122	391,744

		2,545,700

Distributors—0.0%
Funko, Inc. - Class A (a) (b)	9,888	107,878
Weyco Group, Inc.	2,058	43,547

		151,425

Diversified Consumer Services—1.0%
2U, Inc. (a) (b)	25,600	160,512
Adtalem Global Education, Inc. (a) (b)	14,779	524,654
American Public Education, Inc. (a)	6,436	79,098
Carriage Services, Inc.	4,082	112,418
Chegg, Inc. (a)	41,897	1,058,737
Coursera, Inc. (a) (b)	38,580	456,401
Duolingo, Inc. (a) (b)	8,017	570,249
European Wax Center, Inc. - Class A (b)	7,677	95,579
Frontdoor, Inc. (a) (b)	27,922	580,778
Graham Holdings Co. - Class B	1,262	762,513
Laureate Education, Inc. - Class A	47,317	455,190
OneSpaWorld Holdings, Ltd. (a) (b)	23,346	217,818
Perdoceo Education Corp. (a)	23,695	329,361
PowerSchool Holdings, Inc. - Class A (a) (b)	15,984	368,911
Rover Group, Inc. (a) (b)	34,168	125,397
Strategic Education, Inc. (b)	7,768	608,390
Stride, Inc. (a) (b)	13,534	423,344
Udemy, Inc. (a)	25,246	266,345
Universal Technical Institute, Inc. (a) (b)	11,334	76,164
Vivint Smart Home, Inc. (a) (b)	32,315	384,548
WW International, Inc. (a) (b)	8,339	32,189

		7,688,596

Diversified Financial Services—0.3%
A-Mark Precious Metals, Inc. (b)	6,654	231,093
Alerus Financial Corp. (b)	4,862	113,528
Banco Latinoamericano de Comercio Exterior S.A. - Class E	9,691	156,994
Cannae Holdings, Inc. (a)	23,433	483,891
Compass Diversified Holdings	20,864	380,351
Jackson Financial, Inc. - Class A (b)	25,402	883,736

		2,249,593

Diversified Telecommunication Services—0.6%
Anterix, Inc. (a)	6,356	204,472
ATN International, Inc. (b)	3,399	154,009

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Bandwidth, Inc. - Class A (a)	8,108	$186,079
Charge Enterprises, Inc., (a) (b)	47,945	59,452
Cogent Communications Holdings, Inc.	14,461	825,434
Consolidated Communications Holdings, Inc. (a) (b)	15,599	55,844
EchoStar Corp. - Class A (a) (b)	11,847	197,608
Globalstar, Inc. (a) (b)	203,909	271,199
IDT Corp. - Class B (a)	5,006	141,019
Iridium Communications, Inc. (a)	42,127	2,165,328
Liberty Latin America, Ltd. - Class A (a)	8,995	67,732
Liberty Latin America, Ltd. - Class C (a)	47,385	360,126
Ooma, Inc. (a)	8,609	117,255
Radius Global Infrastructure, Inc. - Class A (a) (b)	26,242	310,180

		5,115,737

Electric Utilities—0.7%
ALLETE, Inc.	19,317	1,246,140
MGE Energy, Inc.	12,519	881,338
Otter Tail Corp.	14,134	829,807
PNM Resources, Inc.	28,574	1,394,125
Portland General Electric Co. (b)	30,482	1,493,618

		5,845,028

Electrical Equipment—1.3%
Allied Motion Technologies, Inc. (b)	4,130	143,765
Array Technologies, Inc. (a) (b)	51,455	994,625
Atkore, Inc. (a)	13,955	1,582,776
AZZ, Inc.	8,063	324,133
Babcock & Wilcox Enterprises, Inc. (a) (b)	12,529	72,292
Blink Charging Co. (a) (b)	13,174	144,519
Bloom Energy Corp. - Class A (a) (b)	60,600	1,158,672
Encore Wire Corp. (b)	5,966	820,683
Energy Vault Holdings, Inc. (a) (b)	25,378	79,179
EnerSys	14,034	1,036,270
Enovix Corp. (a) (b)	37,602	467,769
ESS Tech, Inc. (a) (b)	30,151	73,267
Fluence Energy, Inc. (a) (b)	13,273	227,632
FuelCell Energy, Inc. (a)	137,668	382,717
GrafTech International, Ltd.	59,985	285,529
NuScale Power Corp. (a) (b)	11,890	121,991
Powell Industries, Inc.	3,142	110,536
Preformed Line Products Co. (b)	876	72,962
Shoals Technologies Group, Inc. - Class A (a)	47,866	1,180,854
Stem, Inc. (a) (b)	49,764	444,890
Thermon Group Holdings, Inc. (a)	11,598	232,888
TPI Composites, Inc. (a) (b)	11,883	120,494
Vicor Corp. (a)	7,241	389,204

		10,467,647

Electronic Equipment, Instruments & Components—2.3%
908 Devices, Inc. (a) (b)	7,715	58,788
Advanced Energy Industries, Inc.	12,905	1,106,991
Aeva Technologies, Inc. (a) (b)	37,007	50,330
Akoustis Technologies, Inc. (a) (b)	6,378	17,986
Arlo Technologies, Inc. (a)	17,319	60,790
Badger Meter, Inc. (b)	9,792	1,067,622

Electronic Equipment, Instruments & Components—(Continued)
Belden, Inc.	14,345	1,031,405
Benchmark Electronics, Inc.	12,513	333,972
CTS Corp. (b)	10,302	406,105
ePlus, Inc. (a)	8,957	396,616
Evolv Technologies Holdings, Inc. (a) (b)	31,710	82,129
Fabrinet (a)	12,442	1,595,313
FARO Technologies, Inc. (a) (b)	6,602	194,165
Focus Universal, Inc. (a) (b)	6,826	43,755
Identiv, Inc. (a) (b)	7,717	55,871
Insight Enterprises, Inc. (a) (b) (c)	10,555	1,058,350
Itron, Inc. (a) (b)	15,613	790,798
Kimball Electronics, Inc. (a)	7,836	177,015
Knowles Corp. (a) (b)	30,951	508,215
Lightwave Logic, Inc. (a) (b)	39,253	169,180
Methode Electronics, Inc. (b)	12,060	535,102
MicroVision, Inc. (a) (b)	42,277	99,351
Mirion Technologies, Inc. (a) (b)	47,819	316,084
Napco Security Technologies, Inc. (a) (b)	9,847	270,596
nLight, Inc. (a) (b)	14,866	150,741
Novanta, Inc. (a) (b)	11,932	1,621,201
OSI Systems, Inc. (a)	5,288	420,502
Ouster, Inc. (a)	55,066	47,522
PAR Technology Corp. (a) (b)	10,078	262,733
PC Connection, Inc.	3,547	166,354
Plexus Corp. (a) (c)	9,231	950,147
Rogers Corp. (a)	6,411	765,089
Sanmina Corp. (a)	19,251	1,102,890
ScanSource, Inc. (a)	8,101	236,711
SmartRent, Inc. (a) (b)	25,800	62,694
TTM Technologies, Inc. (a)	35,927	541,779
Velodyne Lidar, Inc. (a)	78,964	58,331
Vishay Intertechnology, Inc.	43,569	939,783
Vishay Precision Group, Inc. (a) (b)	4,194	162,098

		17,915,104

Energy Equipment & Services—2.2%
Archrock, Inc. (b)	49,321	442,903
Borr Drilling, Ltd. (a)	70,507	350,420
Bristow Group, Inc. (a) (b)	8,308	225,396
Cactus, Inc. - Class A	19,859	998,113
ChampionX Corp.	67,467	1,955,868
Diamond Offshore Drilling, Inc. (a) (b)	35,307	367,193
DMC Global, Inc. (a)	6,765	131,512
Dril-Quip, Inc. (a)	11,785	320,198
Expro Group Holdings NV (a) (b)	26,194	474,897
Helix Energy Solutions Group, Inc. (a)	48,941	361,185
Helmerich & Payne, Inc.	35,014	1,735,644
Liberty Oilfield Services, Inc.	48,056	769,376
Nabors Industries, Ltd. (a) (b)	3,057	473,438
National Energy Services Reunited Corp. (a) (b)	11,331	78,637
Newpark Resources, Inc. (a) (b)	22,582	93,715
NexTier Oilfield Solutions, Inc. (a)	59,146	546,509
Noble Corp. plc (a)	28,608	1,078,808
Oceaneering International, Inc. (a) (b)	35,840	626,842
Oil States International, Inc. (a)	24,658	183,949
Patterson-UTI Energy, Inc.	72,095	1,214,080

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
ProFrac Holding Corp. - Class A (a) (b)	8,200	$206,640
ProPetro Holding Corp. (a)	29,421	305,096
RPC, Inc. (b)	26,045	231,540
Select Energy Services, Inc. - Class A (b)	22,065	203,881
Solaris Oilfield Infrastructure, Inc. - Class A	10,753	106,777
TETRA Technologies, Inc. (a) (b)	42,286	146,309
Tidewater, Inc. (a)	15,690	578,176
U.S. Silica Holdings, Inc. (a)	25,504	318,800
Valaris, Ltd. (a) (b)	21,110	1,427,458
Weatherford International plc (a)	23,800	1,211,896

		17,165,256

Entertainment—0.3%
Cinemark Holdings, Inc. (a) (b)	37,384	323,745
IMAX Corp. (a)	18,129	265,771
Liberty Media Corp. Liberty Braves - Class A (a)	3,713	121,304
Liberty Media Corp.-Liberty Braves - Class C (a)	12,842	413,898
Lions Gate Entertainment Corp. - Class A (a) (b)	20,369	116,307
Lions Gate Entertainment Corp. - Class B (a)	33,782	183,436
Madison Square Garden Entertainment Corp. (a) (b)	9,098	409,137
Marcus Corp. (The) (b)	8,228	118,401
Playstudios, Inc. (a) (b)	28,794	111,721
Reservoir Media, Inc. (a)	7,925	47,312
Skillz, Inc. (a) (b)	61,125	30,960

		2,141,992

Equity Real Estate Investment Trusts—5.6%
Acadia Realty Trust (b)	31,446	451,250
Agree Realty Corp. (b)	29,500	2,092,435
Alexander & Baldwin, Inc.	23,869	447,066
Alexander’s, Inc. (b)	759	167,026
American Assets Trust, Inc.	17,223	456,409
Apartment Investment & Management Co. - Class A	50,611	360,350
Apple Hospitality REIT, Inc. (b)	73,539	1,160,445
Armada Hoffler Properties, Inc.	22,515	258,923
Ashford Hospitality Trust, Inc. (a)	4,562	20,392
Braemar Hotels & Resorts, Inc. (b)	10,301	42,337
Brandywine Realty Trust	52,621	323,619
Broadstone Net Lease, Inc. (b)	60,343	978,160
BRT Apartments Corp.	3,996	78,481
CareTrust REIT, Inc.	33,166	616,224
CBL & Associates Properties, Inc. (b)	9,399	216,929
Centerspace	5,179	303,852
Chatham Lodging Trust	16,628	204,026
City Office REIT, Inc.	10,797	90,479
Community Healthcare Trust, Inc.	8,030	287,474
Corporate Office Properties Trust (b)	37,541	973,814
CTO Realty Growth, Inc.	6,327	115,658
DiamondRock Hospitality Co.	66,934	548,189
Diversified Healthcare Trust	30,823	19,936
Easterly Government Properties, Inc. (b)	30,700	438,089
Elme Communities Trust	30,151	536,688
Empire State Realty Trust, Inc. - Class A (b)	41,022	276,488
Equity Commonwealth	35,341	882,465
Essential Properties Realty Trust, Inc. (b)	48,222	1,131,770
Farmland Partners, Inc.	15,523	193,417

Equity Real Estate Investment Trusts—(Continued)
Four Corners Property Trust, Inc. (b)	28,222	731,796
Franklin Street Properties Corp. (b)	21,290	58,122
Getty Realty Corp. (b)	14,042	475,322
Gladstone Commercial Corp. (b)	13,245	245,033
Gladstone Land Corp.	10,827	198,675
Global Medical REIT, Inc. (b)	21,232	201,279
Global Net Lease, Inc. (b)	34,451	433,049
Hersha Hospitality Trust	10,786	91,897
Independence Realty Trust, Inc.	75,182	1,267,569
Indus Realty Trust, Inc. (b)	1,581	100,378
Industrial Logistics Properties Trust (b)	13,114	42,883
Innovative Industrial Properties, Inc.	9,335	946,102
InvenTrust Properties Corp.	23,184	548,765
iStar, Inc.	22,956	175,154
Kite Realty Group Trust	73,131	1,539,408
LTC Properties, Inc. (b)	13,090	465,088
LXP Industrial Trust	91,764	919,475
Macerich Co. (The)	71,062	800,158
National Health Investors, Inc.	14,087	735,623
Necessity Retail REIT, Inc. (The)	39,115	231,952
NETSTREIT Corp. (b)	18,614	341,195
NexPoint Residential Trust, Inc.	7,849	341,588
Office Properties Income Trust	16,817	224,507
One Liberty Properties, Inc. (b)	6,483	144,052
Orion Office REIT, Inc. (b)	20,172	172,269
Outfront Media, Inc.	49,314	817,626
Paramount Group, Inc. (b)	56,799	337,386
Pebblebrook Hotel Trust (b)	43,364	580,644
Phillips Edison & Co., Inc. (b)	40,572	1,291,812
Physicians Realty Trust (b)	76,855	1,112,092
Piedmont Office Realty Trust, Inc. - Class A	41,047	376,401
Plymouth Industrial REIT, Inc.	12,764	244,814
Postal Realty Trust, Inc. - Class A (b)	5,867	85,248
PotlatchDeltic Corp.	26,827	1,180,120
Retail Opportunity Investments Corp.	41,820	628,555
RLJ Lodging Trust	53,050	561,799
RPT Realty	28,918	290,337
Ryman Hospitality Properties, Inc.	18,168	1,485,779
Sabra Health Care REIT, Inc.	76,355	949,093
Safehold, Inc. (b)	8,911	255,033
Saul Centers, Inc.	3,884	158,001
Service Properties Trust (b)	51,768	377,389
SITE Centers Corp. (b)	65,501	894,744
STAG Industrial, Inc.	60,806	1,964,642
Summit Hotel Properties, Inc.	35,542	256,613
Sunstone Hotel Investors, Inc. (b)	70,253	678,644
Tanger Factory Outlet Centers, Inc.	34,992	627,756
Terreno Realty Corp.	25,258	1,436,422
UMH Properties, Inc. (b)	16,743	269,562
Uniti Group, Inc.	73,187	404,724
Universal Health Realty Income Trust (b)	4,263	203,473
Urban Edge Properties (b)	39,794	560,697
Urstadt Biddle Properties, Inc. - Class A (b)	11,225	212,714
Veris Residential, Inc. (a)	30,231	481,580
Whitestone REIT (b)	15,859	152,881
Xenia Hotels & Resorts, Inc.	37,927	499,878

		44,480,189

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—0.6%
Andersons, Inc. (The)	11,198	$391,818
Chefs’ Warehouse, Inc. (The) (a)	11,522	383,452
HF Foods Group, Inc. (a) (b)	12,514	50,807
Ingles Markets, Inc. - Class A	4,911	473,715
PriceSmart, Inc.	8,316	505,446
Rite Aid Corp. (a)	8,720	29,125
SpartanNash Co.	12,524	378,726
Sprouts Farmers Market, Inc. (a)	35,735	1,156,742
United Natural Foods, Inc. (a) (b)	20,059	776,484
Village Super Market, Inc. - Class A	2,910	67,774
Weis Markets, Inc.	5,704	469,382

		4,683,471

Food Products—1.2%
Alico, Inc. (b)	2,158	51,511
B&G Foods, Inc. (b)	23,543	262,504
Benson Hill, Inc. (a)	45,005	114,763
Beyond Meat, Inc. (a) (b)	20,671	254,460
BRC, Inc. (a) (b)	10,280	62,811
Cal-Maine Foods, Inc. (b)	12,683	690,589
Calavo Growers, Inc. (b)	5,820	171,108
Fresh Del Monte Produce, Inc.	10,641	278,688
Hain Celestial Group, Inc. (The) (a) (b)	30,259	489,591
Hostess Brands, Inc. (a)	45,027	1,010,406
J & J Snack Foods Corp.	5,253	786,427
John B Sanfilippo & Son, Inc. (b)	2,849	231,681
Lancaster Colony Corp.	6,596	1,301,391
Landec Corp. (a)	9,681	62,733
Local Bounti Corp. (a) (b)	25,259	35,110
Mission Produce, Inc. (a)	15,099	175,450
Seneca Foods Corp. - Class A (a) (b)	1,733	105,626
Simply Good Foods Co. (The) (a)	29,956	1,139,227
Sovos Brands, Inc. (a) (b)	14,185	203,838
SunOpta, Inc. (a)	34,321	289,669
Tootsie Roll Industries, Inc. (b)	5,291	225,238
TreeHouse Foods, Inc. (a) (b)	17,110	844,892
UTZ Brands, Inc. (b)	22,721	360,355
Vital Farms, Inc. (a) (b)	9,557	142,590
Whole Earth Brands, Inc. (a)	15,579	63,407

		9,354,065

Gas Utilities—1.2%
Brookfield Infrastructure Corp. - Class A (b)	32,716	1,272,652
Chesapeake Utilities Corp.	5,971	705,653
New Jersey Resources Corp.	32,290	1,602,230
Northwest Natural Holding Co.	11,482	546,428
ONE Gas, Inc. (b)	17,967	1,360,461
South Jersey Industries, Inc.	41,388	1,470,516
Southwest Gas Holdings, Inc.	22,576	1,397,003
Spire, Inc. (b)	17,502	1,205,188

		9,560,131

Health Care Equipment & Supplies—3.7%
Alphatec Holdings, Inc. (a)	25,663	316,938
AngioDynamics, Inc. (a)	12,161	167,457
Artivion, Inc. (a) (b)	12,730	154,288

Health Care Equipment & Supplies—(Continued)
AtriCure, Inc. (a)	15,592	691,973
Atrion Corp.	495	276,928
Avanos Medical, Inc. (a)	15,903	430,335
AxoGen, Inc. (a)	14,840	148,103
Axonics, Inc. (a)	16,781	1,049,316
BioLife Solutions, Inc. (a) (b)	11,463	208,627
Butterfly Network, Inc. (a) (b)	47,336	116,447
Cardiovascular Systems, Inc. (a)	13,837	188,460
Cerus Corp. (a) (b)	50,269	183,482
CONMED Corp. (b)	9,867	874,611
Cue Health, Inc. (a) (b)	38,907	80,537
Cutera, Inc. (a) (b)	5,219	230,784
Embecta Corp. (b)	19,687	497,884
Figs, Inc. - Class A (a) (b)	44,317	298,253
Glaukos Corp. (a)	15,295	668,086
Haemonetics Corp. (a)	17,072	1,342,713
Heska Corp. (a)	3,474	215,944
Inari Medical, Inc. (a)	16,262	1,033,613
Inogen, Inc. (a)	7,987	157,424
Inspire Medical Systems, Inc. (a)	9,509	2,395,127
Integer Holdings Corp. (a)	10,999	752,991
iRadimed Corp. (b)	2,491	70,470
iRhythm Technologies, Inc. (a)	10,474	981,100
Lantheus Holdings, Inc. (a)	23,157	1,180,081
LeMaitre Vascular, Inc. (b)	6,277	288,868
LivaNova plc (a)	18,448	1,024,602
Meridian Bioscience, Inc. (a)	14,711	488,552
Merit Medical Systems, Inc. (a)	19,225	1,357,669
Mesa Laboratories, Inc.	1,730	287,543
Nano-X Imaging, Ltd. (a) (b)	15,150	111,807
Neogen Corp. (a)	73,130	1,113,770
Nevro Corp. (a) (b)	12,102	479,239
NuVasive, Inc. (a) (c)	18,016	742,980
Omnicell, Inc. (a) (b)	14,912	751,863
OraSure Technologies, Inc. (a)	28,635	138,021
Orthofix Medical, Inc. (a)	7,567	155,350
OrthoPediatrics Corp. (a) (b)	5,617	223,163
Outset Medical, Inc. (a) (b)	16,994	438,785
Paragon 28, Inc. (a) (b)	16,207	309,716
PROCEPT BioRobotics Corp. (a)	8,922	370,620
Pulmonx Corp. (a)	12,235	103,141
RxSight, Inc. (a) (b)	7,831	99,219
SeaSpine Holdings Corp. (a)	10,839	90,506
Senseonics Holdings, Inc. (a) (b)	121,407	125,049
Shockwave Medical, Inc. (a)	11,995	2,466,292
SI-BONE, Inc. (a) (b)	12,210	166,056
Sight Sciences, Inc. (a) (b)	7,858	95,946
Silk Road Medical, Inc. (a)	12,651	668,605
STAAR Surgical Co. (a)	16,470	799,454
SurModics, Inc. (a)	4,747	161,968
Tactile Systems Technology, Inc. (a)	6,668	76,549
TransMedics Group, Inc. (a) (b)	10,461	645,653
Treace Medical Concepts, Inc. (a) (b)	12,249	281,604
UFP Technologies, Inc. (a)	2,153	253,817
Utah Medical Products, Inc.	1,293	129,985
Varex Imaging Corp. (a) (b)	12,322	250,137
Vicarious Surgical, Inc. (a) (b)	3,842	7,761
ViewRay, Inc. (a) (b)	51,713	231,674

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Zimvie, Inc. (a)	7,676	$71,694
Zynex, Inc. (b)	7,718	107,357

		29,826,987

Health Care Providers & Services—2.6%
1Life Healthcare, Inc. (a)	60,750	1,015,133
23andMe Holding Co. - Class A (a) (b)	93,214	201,342
Accolade, Inc. (a) (b)	22,370	174,262
AdaptHealth Corp. (a) (b)	24,358	468,161
Addus HomeCare Corp. (a)	5,248	522,124
Agiliti, Inc. (a) (b)	9,835	160,409
Alignment Healthcare, Inc. (a) (b)	33,732	396,688
AMN Healthcare Services, Inc. (a)	14,749	1,516,492
Apollo Medical Holdings, Inc. (a) (b)	13,155	389,256
Brookdale Senior Living, Inc. (a) (b)	50,266	137,226
Cano Health, Inc. (a) (b)	23,077	31,616
CareMax, Inc. (a) (b)	22,526	82,220
Castle Biosciences, Inc. (a) (b)	7,804	183,706
Clover Health Investments Corp. (a) (b)	95,865	89,107
Community Health Systems, Inc. (a) (b)	45,180	195,178
Corvel Corp. (a)	3,162	459,533
Cross Country Healthcare, Inc. (a)	12,489	331,833
DocGo, Inc. (a) (b)	28,630	202,414
Ensign Group, Inc. (The)	18,227	1,724,456
Fulgent Genetics, Inc. (a) (b)	7,417	220,878
HealthEquity, Inc. (a)	28,395	1,750,268
Hims & Hers Health, Inc. (a) (b)	43,355	277,906
Innovage Holding Corp. (a)	7,444	53,448
Invitae Corp. (a) (b)	61,651	114,671
Joint Corp. (The) (a) (b)	5,088	71,130
LHC Group, Inc. (a)	10,014	1,619,164
Lifestance Health Group, Inc. (a) (b)	27,070	133,726
ModivCare, Inc. (a)	4,229	379,468
National HealthCare Corp. (b)	4,199	249,841
National Research Corp.	4,600	171,580
Opko Health, Inc. (a) (b)	108,824	136,030
Option Care Health, Inc. (a)	53,171	1,599,915
Owens & Minor, Inc. (a) (b)	26,335	514,323
Patterson Cos., Inc.	29,387	823,718
Pediatrix Medical Group, Inc. (a) (b)	28,941	430,063
Pennant Group Inc. (The) (a)	11,360	124,733
PetIQ, Inc. (a)	9,493	87,525
Privia Health Group, Inc. (a) (b)	15,278	346,963
Progyny, Inc. (a)	25,175	784,201
R1 RCM, Inc. (a)	51,459	563,476
RadNet, Inc. (a) (b)	16,412	309,038
Select Medical Holdings Corp. (b)	35,092	871,334
Surgery Partners, Inc. (a) (b)	16,936	471,837
U.S. Physical Therapy, Inc. (b)	4,409	357,261

		20,743,653

Health Care Technology—0.5%
Allscripts Healthcare Solutions, Inc. (a)	38,376	676,953
American Well Corp. - Class A (a) (b)	79,266	224,323
Computer Programs & Systems, Inc. (a) (b)	5,856	159,400
Evolent Health, Inc. - Class A (a)	27,628	775,794

Health Care Technology—(Continued)
Health Catalyst, Inc. (a)	17,486	185,876
HealthStream, Inc. (a)	9,080	225,547
Multiplan Corp. (a) (b)	113,659	130,708
NextGen Healthcare, Inc. (a) (b)	18,311	343,881
Nutex Health, Inc. (a) (b)	88,418	167,994
OptimizeRx Corp. (a) (b)	5,787	97,222
Pear Therapeutics, Inc. (a) (b)	26,979	31,835
Phreesia, Inc. (a)	17,014	550,573
Schrodinger, Inc. (a)	18,164	339,485
Sharecare, Inc. (a) (b)	91,034	145,654
Simulations Plus, Inc. (b)	5,451	199,343

		4,254,588

Hotels, Restaurants & Leisure—2.3%
Accel Entertainment, Inc. (a)	19,825	152,653
Bally’s Corp. (a)	11,756	227,831
BJ’s Restaurants, Inc. (a) (b)	7,697	203,047
Bloomin’ Brands, Inc. (b)	29,104	585,573
Bluegreen Vacations Holding Corp.	3,848	96,046
Bowlero Corp. (a) (b)	10,517	141,769
Brinker International, Inc. (a) (b)	14,683	468,535
Century Casinos, Inc. (a)	9,899	69,590
Cheesecake Factory, Inc. (The) (b)	16,444	521,439
Chuy’s Holdings, Inc. (a) (b)	5,463	154,603
Cracker Barrel Old Country Store, Inc. (b)	7,474	708,087
Dave & Buster’s Entertainment, Inc. (a)	14,842	526,001
Denny’s Corp. (a)	17,176	158,191
Dine Brands Global, Inc.	4,863	314,150
El Pollo Loco Holdings, Inc.	6,731	67,041
Everi Holdings, Inc. (a)	31,005	444,922
F45 Training Holdings, Inc. (a) (b)	14,491	41,299
First Watch Restaurant Group, Inc. (a)	5,557	75,186
Full House Resorts, Inc. (a) (b)	11,840	89,037
Golden Entertainment, Inc. (a)	7,102	265,615
Hilton Grand Vacations, Inc. (a)	28,976	1,116,735
Inspired Entertainment, Inc. (a)	7,791	98,712
International Game Technology plc (b)	33,162	752,114
Jack in the Box, Inc.	7,171	489,277
Krispy Kreme, Inc. (b)	24,959	257,577
Kura Sushi USA, Inc. - Class A (a)	1,484	70,757
Life Time Group Holdings, Inc. (a) (b)	15,138	181,051
Light & Wonder, Inc. (a)	31,817	1,864,476
Lindblad Expeditions Holdings, Inc. (a)	10,934	84,192
Monarch Casino & Resort, Inc. (a)	4,396	338,008
NEOGAMES S.A. (a)	5,231	63,766
Noodles & Co. (a)	7,605	41,751
ONE Group Hospitality, Inc. (a)	7,883	49,663
Papa John’s International, Inc.	11,008	906,069
Portillo’s, Inc. - Class A (a) (b)	9,053	147,745
RCI Hospitality Holdings, Inc. (b)	2,918	271,928
Red Rock Resorts, Inc. - Class A (b)	16,727	669,247
Rush Street Interactive, Inc. (a)	21,900	78,621
Ruth’s Hospitality Group, Inc. (b)	12,375	191,565
SeaWorld Entertainment, Inc. (a)	13,336	713,609
Shake Shack, Inc. - Class A (a) (b)	13,241	549,899
Sonder Holdings, Inc. (a) (b)	44,110	54,696

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Sweetgreen, Inc. - Class A (a) (b)	30,832	$264,230
Target Hospitality Corp. (a)	10,601	160,499
Texas Roadhouse, Inc.	22,773	2,071,204
Vacasa, Inc. - Class A (a) (b)	11,738	14,790
Wingstop, Inc. (b)	10,057	1,384,044
Xponential Fitness, Inc. - Class A (a)	6,739	154,525

		18,351,365

Household Durables—1.5%
Beazer Homes USA, Inc. (a)	10,935	139,531
Cavco Industries, Inc. (a)	3,093	699,791
Century Communities, Inc. (b)	9,541	477,145
Dream Finders Homes, Inc. - Class A (a)	8,135	70,449
Ethan Allen Interiors, Inc. (b)	7,632	201,638
GoPro, Inc. - Class A (a) (b)	37,780	188,144
Green Brick Partners, Inc. (a)	10,016	242,688
Helen of Troy, Ltd. (a)	8,022	889,720
Hovnanian Enterprises, Inc. - Class A (a) (b)	1,923	80,920
Installed Building Products, Inc.	8,305	710,908
iRobot Corp. (a) (b)	8,888	427,780
KB Home	26,061	830,043
La-Z-Boy, Inc. (b)	14,484	330,525
Legacy Housing Corp. (a) (b)	3,039	57,619
LGI Homes, Inc. (a) (b)	6,929	641,625
Lovesac Co. (The) (a) (b)	4,517	99,419
M/I Homes, Inc. (a)	9,009	416,036
MDC Holdings, Inc.	19,668	621,509
Meritage Homes Corp. (a) (c)	12,250	1,129,450
Purple Innovation, Inc. (a)	18,839	90,239
Skyline Champion Corp. (a)	18,238	939,439
Snap One Holdings Corp. (a) (b)	5,851	43,356
Sonos, Inc. (a) (b)	43,889	741,724
Taylor Morrison Home Corp. (a)	35,301	1,071,385
TRI Pointe Group, Inc. (a)	34,643	644,013
Tupperware Brands Corp. (a)	6,151	25,465
Universal Electronics, Inc. (a)	4,412	91,814
Vizio Holding Corp. - Class A (a) (b)	24,137	178,855
Vuzix Corp. (a) (b)	10,807	39,338
Weber, Inc. - Class A (b)	9,965	80,218

		12,200,786

Household Products—0.3%
Central Garden and Pet Co. (Voting Shares) (a)	2,845	106,545
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	13,396	479,577
Energizer Holdings, Inc. (b)	21,970	737,093
WD-40 Co. (b)	4,703	758,171

		2,081,386

Independent Power and Renewable Electricity Producers—0.5%
Altus Power, Inc. (a) (b)	15,727	102,540
Clearway Energy, Inc. - Class A	11,424	341,806
Clearway Energy, Inc. - Class C (b)	28,206	898,925
Montauk Renewables, Inc. (a)	22,642	249,741
Ormat Technologies, Inc. (b)	16,559	1,432,023
Sunnova Energy International, Inc. (a) (b)	33,397	601,480

		3,626,515

Industrial Conglomerates—0.0%
Brookfield Business Corp. - Class A	9,192	172,718

Insurance—2.0%
Ambac Financial Group, Inc. (a)	15,807	275,674
American Equity Investment Life Holding Co.	24,440	1,114,953
AMERISAFE, Inc.	6,927	359,996
Argo Group International Holdings, Ltd.	10,670	275,820
BRP Group, Inc. - Class A (a)	20,510	515,621
CNO Financial Group, Inc.	38,653	883,221
Donegal Group, Inc. - Class A	5,184	73,613
eHealth, Inc. (a) (b)	8,539	41,329
Employers Holdings, Inc.	9,556	412,150
Enstar Group, Ltd. (a)	3,890	898,746
Genworth Financial, Inc. - Class A (a)	163,703	865,989
Goosehead Insurance, Inc. - Class A (a) (b)	6,359	218,368
Greenlight Capital Re, Ltd. - Class A (a)	4,271	34,809
HCI Group, Inc. (b)	2,458	97,312
Hippo Holdings, Inc. (a) (b)	6,144	83,558
Horace Mann Educators Corp. (b)	13,726	512,941
Investors Title Co.	444	65,512
James River Group Holdings, Ltd. (b)	13,003	271,893
Kinsale Capital Group, Inc.	7,295	1,907,788
Lemonade, Inc. (a) (b)	15,740	215,323
MBIA, Inc. (a) (b)	16,483	211,807
Mercury General Corp.	9,027	308,723
National Western Life Group, Inc. - Class A (b)	725	203,725
NI Holdings, Inc. (a)	2,919	38,735
Oscar Health, Inc. - Class A (a) (b)	25,331	62,314
Palomar Holdings, Inc. (a) (b)	8,685	392,215
ProAssurance Corp.	19,097	333,625
RLI Corp.	13,117	1,721,869
Safety Insurance Group, Inc. (b)	4,806	404,954
Selective Insurance Group, Inc.	20,065	1,777,960
Siriuspoint, Ltd. (a)	25,748	151,913
Stewart Information Services Corp.	9,296	397,218
Tiptree, Inc. - Class A	8,311	115,024
Trupanion, Inc. (a) (b)	13,150	625,019
United Fire Group, Inc. (b)	7,479	204,625
Universal Insurance Holdings, Inc.	5,470	57,927

		16,132,269

Interactive Media & Services—0.7%
Arena Group Holdings, Inc. (The) (a) (b)	4,460	47,320
Bumble, Inc. - Class A (a) (b)	29,360	618,028
Cargurus, Inc. (a)	35,093	491,653
Cars.com, Inc. (a)	23,858	328,525
DHI Group, Inc. (a)	6,868	36,332
Eventbrite, Inc. - Class A (a) (b)	24,116	141,320
EverQuote, Inc. - Class A (a) (b)	6,835	100,748
FuboTV, Inc. (a) (b)	64,001	111,362
MediaAlpha, Inc. - Class A (a) (b)	7,846	78,068
Outbrain, Inc. (a) (b)	14,324	51,853
QuinStreet, Inc. (a) (b)	18,173	260,782
Shutterstock, Inc.	7,975	420,442
TrueCar, Inc. (a)	29,890	75,024
Vimeo, Inc. (a)	49,749	170,639

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Interactive Media & Services—(Continued)
Yelp, Inc. (a)	23,657	$646,782
Ziff Davis, Inc. (a)	15,404	1,218,456
ZipRecruiter, Inc. - Class A (a) (b)	24,978	410,139

		5,207,473

Internet & Direct Marketing Retail—0.3%
1-800-Flowers.com, Inc. - Class A (a)	9,265	88,573
1stdibs.com, Inc. (a)	9,321	47,351
BARK, Inc. (a) (b)	22,831	34,018
CarParts.com, Inc. (a) (b)	17,448	109,225
ContextLogic, Inc. - Class A (a) (b)	133,458	65,088
Groupon, Inc. (a) (b)	9,992	85,731
Liquidity Services, Inc. (a) (b)	10,346	145,465
Overstock.com, Inc. (a) (b)	15,298	296,169
PetMed Express, Inc. (b)	6,446	114,094
Porch Group, Inc. (a) (b)	33,055	62,143
Poshmark, Inc. - Class A (a) (b)	16,416	293,518
Quotient Technology, Inc. (a) (b)	19,311	66,237
Qurate Retail, Inc. - Series A (a) (b)	98,216	160,092
RealReal, Inc. (The) (a) (b)	2,305	2,881
Rent the Runway, Inc. - Class A (a) (b)	18,163	55,397
Revolve Group, Inc. (a) (b)	14,472	322,147
Stitch Fix, Inc. - Class A (a) (b)	18,254	56,770
Vivid Seats, Inc. - Class A (a)	9,790	71,467
Xometry, Inc. - Class A (a) (b)	11,657	375,705

		2,452,071

IT Services—1.9%
AvidXchange Holdings, Inc. (a)	50,990	506,841
BigCommerce Holdings, Inc. (a)	21,617	188,933
Brightcove, Inc. (a) (b)	7,169	37,494
Cantaloupe, Inc. (a)	10,246	44,570
Cass Information Systems, Inc.	4,551	208,527
Cerberus Cyber Sentinel Corp. (a) (b)	17,980	45,849
Conduent, Inc. (a)	48,443	196,194
CSG Systems International, Inc.	10,433	596,768
DigitalOcean Holdings, Inc. (a) (b)	24,216	616,781
Edgio, Inc. (a) (b)	16,400	18,532
EVERTEC, Inc.	21,016	680,498
Evo Payments, Inc. - Class A (a)	15,616	528,445
ExlService Holdings, Inc. (a)	10,891	1,845,262
Fastly, Inc. - Class A (a) (b)	37,575	307,739
Flywire Corp. (a)	19,174	469,188
Grid Dynamics Holdings, Inc. (a) (b)	18,166	203,822
Hackett Group, Inc. (The)	9,515	193,820
I3 Verticals, Inc. - Class A (a) (b)	7,082	172,376
IBEX Holdings, Ltd. (a) (b)	3,027	75,221
Information Services Group, Inc.	11,901	54,745
International Money Express, Inc. (a) (b)	11,455	279,158
Marqeta, Inc. - Class A (a)	147,303	900,021
Maximus, Inc.	20,406	1,496,372
MoneyGram International, Inc. (a)	31,681	345,006
Paya Holdings, Inc. (a) (b)	33,025	259,907
Payoneer Global, Inc. (a)	75,412	412,504
Paysafe, Ltd. (a) (b)	9,881	137,247
Perficient, Inc. (a)	11,525	804,791

IT Services—(Continued)
Rackspace Technology, Inc. (a) (b)	19,337	57,044
Remitly Global, Inc. (a)	35,087	401,746
Repay Holdings Corp. (a) (b)	30,117	242,442
Sabre Corp. (a) (b)	103,327	638,561
SolarWinds Corp. (a) (b)	16,368	153,204
Squarespace, Inc. - Class A (a)	11,068	245,378
StoneCo, Ltd. - Class A (a)	93,184	879,657
TTEC Holdings, Inc.	6,343	279,917
Tucows, Inc. - Class A (a) (b)	3,376	114,514
Unisys Corp. (a) (b)	23,162	118,358
Verra Mobility Corp. (a)	47,250	653,467

		15,410,899

Leisure Products—0.4%
Acushnet Holdings Corp. (b)	11,252	477,760
AMMO, Inc. (a) (b)	33,699	58,299
Clarus Corp.	9,026	70,764
Johnson Outdoors, Inc. - Class A	1,720	113,726
Latham Group, Inc. (a)	16,213	52,206
Malibu Boats, Inc. - Class A (a) (b)	6,721	358,229
MasterCraft Boat Holdings, Inc. (a)	5,356	138,560
Smith & Wesson Brands, Inc.	12,650	109,802
Sturm Ruger & Co., Inc. (b)	6,188	313,237
Topgolf Callaway Brands Corp. (a) (b)	47,086	929,949
Vinco Ventures, Inc. (a) (b)	92,664	42,996
Vista Outdoor, Inc. (a)	20,009	487,619

		3,153,147

Life Sciences Tools & Services—0.7%
AbCellera Biologics, Inc. (a) (b)	70,604	715,218
Absci Corp. (a)	22,021	46,244
Adaptive Biotechnologies Corp. (a)	37,677	287,852
Akoya Biosciences, Inc. (a) (b)	6,387	61,124
Berkeley Lights, Inc. (a)	17,360	46,525
Bionano Genomics, Inc. (a) (b)	79,407	115,934
Codexis, Inc. (a)	21,179	98,694
CryoPort, Inc. (a)	14,998	260,215
Cytek Biosciences, Inc. (a) (b)	39,465	402,938
MaxCyte, Inc. (a) (b)	36,112	197,172
Medpace Holdings, Inc. (a) (b)	8,689	1,845,630
NanoString Technologies, Inc. (a)	15,548	123,918
NeoGenomics, Inc. (a)	42,888	396,285
OmniAb, Inc. (a) (b)	27,263	98,147
Pacific Biosciences of California, Inc. (a) (b)	76,212	623,414
Quanterix Corp. (a) (b)	11,230	155,535
Quantum-Si, Inc. (a) (b)	16,613	30,402
Seer, Inc. (a) (b)	18,742	108,704
Singular Genomics Systems, Inc. (a)	22,098	44,417
SomaLogic, Inc. (a) (b)	36,284	91,073

		5,749,441

Machinery—3.7%
3D Systems Corp. (a) (b)	42,023	310,970
Alamo Group, Inc.	3,307	468,271
Albany International Corp. - Class A	10,575	1,042,589
Altra Industrial Motion Corp.	21,905	1,308,824
Astec Industries, Inc.	8,361	339,958

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Barnes Group, Inc. (b)	16,460	$672,391
Blue Bird Corp. (a) (b)	5,919	63,393
Chart Industries, Inc. (a) (b)	14,378	1,656,777
CIRCOR International, Inc. (a)	6,280	150,469
Columbus McKinnon Corp.	10,074	327,103
Desktop Metal, Inc. - Class A (a) (b)	93,415	127,044
Douglas Dynamics, Inc.	7,665	277,166
Energy Recovery, Inc. (a) (b)	18,812	385,458
Enerpac Tool Group Corp.	20,140	512,563
EnPro Industries, Inc.	6,856	745,179
ESCO Technologies, Inc.	8,855	775,167
Evoqua Water Technologies Corp. (a)	40,010	1,584,396
Federal Signal Corp.	20,069	932,607
Franklin Electric Co., Inc.	15,834	1,262,762
Gorman-Rupp Co. (The)	7,300	187,026
Greenbrier Cos., Inc. (The) (b)	10,684	358,235
Helios Technologies, Inc.	11,222	610,926
Hillenbrand, Inc.	23,410	998,905
Hillman Solutions Corp. (a) (b)	46,403	334,566
Hyliion Holdings Corp. (a) (b)	44,983	105,260
Hyster-Yale Materials Handling, Inc. (b)	3,777	95,596
Hyzon Motors, Inc. (a) (b)	33,428	51,813
John Bean Technologies Corp.	10,810	987,277
Kadant, Inc.	3,991	708,921
Kennametal, Inc.	28,533	686,504
Lindsay Corp.	3,673	598,148
Luxfer Holdings plc (b)	10,353	142,043
Manitowoc Co., Inc. (The) (a)	9,971	91,334
Microvast Holdings, Inc. (a) (b)	61,208	93,648
Miller Industries, Inc.	3,305	88,111
Mueller Industries, Inc.	18,862	1,112,858
Mueller Water Products, Inc. - Class A	52,474	564,620
Nikola Corp. (a) (b)	112,628	243,277
Omega Flex, Inc. (b)	1,112	103,772
Proterra, Inc. (a) (b)	76,278	287,568
Proto Labs, Inc. (a)	8,980	229,259
RBC Bearings, Inc. (a) (b)	9,695	2,029,648
REV Group, Inc. (b)	10,161	128,232
Shyft Group, Inc. (The)	12,528	311,446
SPX Technologies, Inc. (a)	14,614	959,409
Standex International Corp.	4,024	412,098
Tennant Co.	5,981	368,250
Terex Corp.	22,471	959,961
Titan International, Inc. (a)	18,172	278,395
Trinity Industries, Inc.	27,337	808,355
Wabash National Corp.	17,203	388,788
Watts Water Technologies, Inc. - Class A	9,132	1,335,372

		29,602,708

Marine—0.2%
Costamare, Inc. (b)	18,240	169,267
Eagle Bulk Shipping, Inc. (b)	4,537	226,578
Eneti, Inc.	8,218	82,591
Genco Shipping & Trading, Ltd. (b)	11,163	171,464
Golden Ocean Group, Ltd. (a) (b)	41,330	359,158
Matson, Inc. (b)	12,834	802,253

Marine—(Continued)
Safe Bulkers, Inc.	11,899	34,626

		1,845,937

Media—0.8%
Adeia, Inc. (b)	35,163	333,345
Advantage Solutions, Inc. (a) (b)	30,307	63,038
AMC Networks, Inc. - Class A (a)	10,133	158,784
Boston Omaha Corp. - Class A (a) (b)	7,716	204,474
Cardlytics, Inc. (a)	11,016	63,672
Clear Channel Outdoor Holdings, Inc. (a)	91,739	96,326
Cumulus Media, Inc. - Class A (a)	6,119	37,999
Daily Journal Corp. (a) (b)	413	103,461
Entravision Communications Corp. - Class A	13,112	62,938
EW Scripps Co. (The) - Class A (a)	19,856	261,901
Gannett Co., Inc. (a) (b)	31,452	63,847
Gray Television, Inc.	29,805	333,518
iHeartMedia, Inc. - Class A (a) (b)	39,947	244,875
Innovid Corp. (a)	14,365	24,564
Integral Ad Science Holding Corp. (a)	12,716	111,774
John Wiley & Sons, Inc. - Class A (b)	14,809	593,248
Magnite, Inc. (a) (b)	44,965	476,179
PubMatic, Inc. - Class A (a) (b)	14,669	187,910
Scholastic Corp. (b)	10,323	407,346
Sinclair Broadcast Group, Inc. - Class A (b)	12,733	197,489
Stagwell, Inc. (a)	26,744	166,080
TechTarget, Inc. (a) (b)	9,094	400,682
TEGNA, Inc.	75,982	1,610,059
Thryv Holdings, Inc. (a)	9,046	171,874
WideOpenWest, Inc. (a)	18,090	164,800

		6,540,183

Metals & Mining—1.5%
5E Advanced Materials, Inc. (a) (b)	11,608	91,471
Alpha Metallurgical Resources, Inc.	5,134	751,566
Arconic Corp. (a)	34,233	724,370
ATI, Inc. (a)	41,824	1,248,865
Carpenter Technology Corp.	16,114	595,251
Century Aluminum Co. (a) (b)	17,836	145,899
Coeur Mining, Inc. (a) (b)	84,454	283,766
Commercial Metals Co.	39,392	1,902,634
Compass Minerals International, Inc.	11,864	486,424
Constellium SE (a)	40,645	480,830
Dakota Gold Corp. (a) (b)	19,923	60,765
Haynes International, Inc.	3,793	173,302
Hecla Mining Co. (b)	190,581	1,059,631
Ivanhoe Electric, Inc. (US) (a) (b)	5,445	66,157
Kaiser Aluminum Corp.	5,296	402,284
Materion Corp.	6,859	600,231
Novagold Resources, Inc. (a) (b)	73,695	440,696
Olympic Steel, Inc.	3,243	108,900
Piedmont Lithium, Inc. (a)	6,114	269,138
Ramaco Resources, Inc. (b)	7,675	67,463
Ryerson Holding Corp.	6,574	198,929
Schnitzer Steel Industries, Inc. - Class A	8,757	268,402
SunCoke Energy, Inc.	29,072	250,891
TimkenSteel Corp. (a) (b)	16,152	293,482
Warrior Met Coal, Inc.	17,236	597,055

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Worthington Industries, Inc. (b)	10,605	$527,175

		12,095,577

Mortgage Real Estate Investment Trusts—1.1%
AFC Gamma, Inc. (b)	5,786	91,014
Apollo Commercial Real Estate Finance, Inc. (b)	46,637	501,814
Arbor Realty Trust, Inc. (b)	56,695	747,807
Ares Commercial Real Estate Corp. (b)	17,797	183,131
ARMOUR Residential REIT, Inc. (b)	44,480	250,422
Blackstone Mortgage Trust, Inc. - Class A (b)	58,537	1,239,228
BrightSpire Capital, Inc. (b)	27,413	170,783
Broadmark Realty Capital, Inc. (b)	44,009	156,672
Chimera Investment Corp. (b)	74,114	407,627
Claros Mortgage Trust, Inc. (b)	31,509	463,497
Dynex Capital, Inc. (b)	15,184	193,140
Ellington Financial, Inc. (b)	18,630	230,453
Franklin BSP Realty Trust, Inc. (b)	29,093	375,300
Granite Point Mortgage Trust, Inc. (b)	12,147	65,108
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	29,370	851,143
Invesco Mortgage Capital, Inc. (b)	10,803	137,522
KKR Real Estate Finance Trust, Inc. (b)	19,694	274,928
Ladder Capital Corp.	39,172	393,287
MFA Financial, Inc. (b)	33,634	331,295
New York Mortgage Trust, Inc. (b)	118,219	302,641
Nexpoint Real Estate Finance, Inc.	2,764	43,920
Orchid Island Capital, Inc. (b)	12,097	127,019
PennyMac Mortgage Investment Trust (b)	29,854	369,891
Ready Capital Corp. (b)	25,669	285,953
Redwood Trust, Inc. (b)	34,200	231,192
TPG RE Finance Trust, Inc. (b)	20,840	141,504
Two Harbors Investment Corp.	29,085	458,670

		9,024,961

Multi-Utilities—0.5%
Avista Corp.	24,867	1,102,603
Black Hills Corp.	21,772	1,531,442
NorthWestern Corp.	19,325	1,146,745
Unitil Corp.	5,057	259,728

		4,040,518

Multiline Retail—0.1%
Big Lots, Inc. (b)	10,588	155,644
Dillard’s, Inc. - Class A (b)	1,334	431,149
Franchise Group, Inc. (b)	9,820	233,912

		820,705

Oil, Gas & Consumable Fuels—4.4%
Aemetis, Inc. (a) (b)	667	2,641
Alto Ingredients, Inc. (a)	27,235	78,437
Amplify Energy Corp. (a) (b)	12,277	107,915
Arch Resources, Inc.	5,183	740,081
Ardmore Shipping Corp. (a)	13,795	198,786
Berry Corp.	25,676	205,408
California Resources Corp. (b)	25,104	1,092,275
Callon Petroleum Co. (a)	16,581	614,989
Centennial Resource Development, Inc. - Class A (b)	69,322	651,627

Oil, Gas & Consumable Fuels—(Continued)
Centrus Energy Corp. - Class A (a) (b)	3,474	112,836
Chord Energy Corp.	14,046	1,921,633
Civitas Resources, Inc.	24,843	1,439,155
Clean Energy Fuels Corp. (a) (b)	54,120	281,424
CNX Resources Corp. (a)	60,092	1,011,949
Comstock Resources, Inc. (b)	30,914	423,831
CONSOL Energy, Inc.	11,564	751,660
Crescent Energy, Inc. - Class A (b)	12,363	148,232
CVR Energy, Inc. (b)	10,082	315,970
Delek U.S. Holdings, Inc. (b)	23,703	639,981
Denbury, Inc. (a)	17,329	1,507,970
DHT Holdings, Inc. (b)	43,310	384,593
Dorian LPG, Ltd. (b)	11,086	210,080
Earthstone Energy, Inc. - Class A (a) (b)	14,648	208,441
Energy Fuels, Inc. (a) (b)	45,980	285,536
Equitrans Midstream Corp.	137,245	919,541
Excelerate Energy, Inc. - Class A (b)	6,800	170,340
Flex LNG, Ltd. (a) (b)	10,006	327,096
Frontline, Ltd. (b)	42,361	514,263
Gevo, Inc. (a) (b)	46,943	89,192
Golar LNG, Ltd. (a)	34,450	785,115
Green Plains, Inc. (a) (b)	17,759	541,649
Gulfport Energy Corp. (a) (b)	4,145	305,238
HighPeak Energy, Inc. (b)	2,697	61,680
International Seaways, Inc.	16,560	613,051
Kinetik Holdings, Inc. (b)	5,614	185,711
Kosmos Energy, Ltd. (a) (b)	151,784	965,346
Laredo Petroleum, Inc. (a) (b)	5,753	295,819
Magnolia Oil & Gas Corp. - Class A (b)	59,186	1,387,912
Matador Resources Co.	37,921	2,170,598
Murphy Oil Corp.	49,464	2,127,447
NACCO Industries, Inc. - Class A (b)	1,389	52,782
NextDecade Corp. (a) (b)	11,051	54,592
Nordic American Tankers, Ltd.	54,846	167,829
Northern Oil and Gas, Inc.	22,081	680,536
Par Pacific Holdings, Inc. (a)	16,282	378,557
PBF Energy, Inc. - Class A	33,227	1,354,997
Peabody Energy Corp. (a) (b)	39,586	1,045,862
Ranger Oil Corp. - Class A	6,272	253,577
REX American Resources Corp. (a) (b)	5,256	167,456
Riley Exploration Permian, Inc. (b)	4,606	135,555
Ring Energy, Inc. (a) (b)	12,828	31,557
SandRidge Energy, Inc. (a)	10,783	183,634
Scorpio Tankers, Inc.	15,850	852,254
SFL Corp., Ltd.	39,560	364,743
SilverBow Resources, Inc. (a) (b)	3,997	113,035
Sitio Royalties Corp. - Class A (b)	22,877	660,009
SM Energy Co.	41,402	1,442,032
Talos Energy, Inc. (a) (b)	22,318	421,364
Teekay Corp. (a)	15,904	72,204
Teekay Tankers, Ltd. - Class A (a)	7,500	231,075
Tellurian, Inc. (a) (b)	155,326	260,948
Ur-Energy, Inc. (a) (b)	75,333	86,633
Uranium Energy Corp. (a) (b)	119,148	462,294
VAALCO Energy, Inc. (b)	36,276	165,419
Vertex Energy, Inc. (a) (b)	11,729	72,720
W&T Offshore, Inc. (a) (b)	32,957	183,900

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
World Fuel Services Corp.	21,674	$592,350

		35,283,362

Paper & Forest Products—0.1%
Clearwater Paper Corp. (a)	5,381	203,456
Glatfelter Corp. (b)	3,259	9,060
Resolute Forest Products, Inc. (a) (b)	15,573	336,221
Sylvamo Corp.	12,273	596,345

		1,145,082

Personal Products—0.7%
Beauty Health Co. (The) (a) (b)	34,332	312,421
BellRing Brands, Inc. (a)	45,561	1,168,184
Edgewell Personal Care Co. (b)	17,393	670,326
elf Beauty, Inc. (a)	16,536	914,441
Herbalife Nutrition, Ltd. (a)	33,308	495,623
Honest Co. Inc. (The) (a) (b)	25,893	77,938
Inter Parfums, Inc.	6,203	598,714
Medifast, Inc. (b)	3,603	415,606
Nu Skin Enterprises, Inc. - Class A (b)	16,591	699,476
USANA Health Sciences, Inc. (a)	3,693	196,468
Veru, Inc. (a) (b)	21,948	115,885

		5,665,082

Pharmaceuticals—1.6%
Aclaris Therapeutics, Inc. (a)	21,806	343,444
Amneal Pharmaceuticals, Inc. (a) (b)	36,199	72,036
Amphastar Pharmaceuticals, Inc. (a)	13,014	364,652
Amylyx Pharmaceuticals, Inc. (a) (b)	17,183	634,912
ANI Pharmaceuticals, Inc. (a)	4,311	173,432
Arvinas, Inc. (a) (b)	16,311	557,999
Atea Pharmaceuticals, Inc. (a) (b)	32,816	157,845
Axsome Therapeutics, Inc. (a) (b)	10,909	841,411
Cara Therapeutics, Inc. (a) (b)	18,209	195,565
Cassava Sciences, Inc. (a) (b)	12,781	377,551
CinCor Pharma, Inc. (a)	7,403	90,983
Collegium Pharmaceutical, Inc. (a)	11,356	263,459
Corcept Therapeutics, Inc. (a) (b)	30,309	615,576
DICE Therapeutics, Inc. (a) (b)	12,126	378,331
Edgewise Therapeutics, Inc. (a) (b)	15,027	134,341
Esperion Therapeutics, Inc. (a)	22,594	140,761
Evolus, Inc. (a) (b)	12,622	94,791
Fulcrum Therapeutics, Inc. (a)	12,205	88,852
Harmony Biosciences Holdings, Inc. (a) (b)	9,337	514,469
Innoviva, Inc. (a)	21,386	283,365
Intra-Cellular Therapies, Inc. (a)	31,476	1,665,710
Liquidia Corp. (a) (b)	16,545	105,392
Nektar Therapeutics (a) (b)	61,459	138,897
NGM Biopharmaceuticals, Inc. (a) (b)	11,665	58,558
Nuvation Bio, Inc. (a) (b)	19,876	38,162
Ocular Therapeutix, Inc. (a) (b)	12,425	34,914
Pacira BioSciences, Inc. (a)	15,246	588,648
Phathom Pharmaceuticals, Inc. (a)	7,762	87,090
Phibro Animal Health Corp. - Class A (b)	6,746	90,464
Prestige Consumer Healthcare, Inc. (a)	16,788	1,050,929
Provention Bio, Inc. (a) (b)	19,889	210,227

Pharmaceuticals—(Continued)
Reata Pharmaceuticals, Inc. - Class A (a) (b)	9,837	373,708
Revance Therapeutics, Inc. (a)	27,227	502,610
SIGA Technologies, Inc. (b)	18,339	134,975
Supernus Pharmaceuticals, Inc. (a) (b)	16,728	596,688
Tarsus Pharmaceuticals, Inc. (a) (b)	6,902	101,183
Theravance Biopharma, Inc. (a)	21,852	245,179
Ventyx Biosciences, Inc. (a) (b)	8,423	276,190
Xeris Biopharma Holdings, Inc. (a) (b)	16,854	22,416

		12,645,715

Professional Services—1.6%
Alight, Inc. - Class A (a) (b)	115,533	965,856
ASGN, Inc. (a)	16,523	1,346,294
Barrett Business Services, Inc.	2,279	212,585
CBIZ, Inc. (a) (b)	16,340	765,529
CRA International, Inc.	2,343	286,853
Exponent, Inc.	17,133	1,697,709
First Advantage Corp. (a)	20,718	269,334
Forrester Research, Inc. (a)	3,344	119,581
Franklin Covey Co. (a)	3,849	180,018
Heidrick & Struggles International, Inc.	7,497	209,691
HireRight Holdings Corp. (a) (b)	9,930	117,770
Huron Consulting Group, Inc. (a) (b)	6,931	503,191
ICF International, Inc.	6,347	628,670
Insperity, Inc.	12,214	1,387,510
Kelly Services, Inc. - Class A	12,354	208,783
Kforce, Inc.	7,178	393,570
Korn Ferry (b)	17,703	896,126
LegalZoom.com, Inc (a) (b)	33,809	261,682
Planet Labs PBC (a) (b)	54,596	237,493
Red Violet, Inc. (a)	3,327	76,588
Resources Connection, Inc.	11,231	206,426
Spire Global, Inc. (a)	47,910	45,994
Sterling Check Corp. (a) (b)	10,968	169,675
TriNet Group, Inc. (a)	12,584	853,195
TrueBlue, Inc. (a) (b)	10,956	214,518
Upwork, Inc. (a) (b)	41,273	430,890
Willdan Group, Inc. (a) (b)	4,570	81,574

		12,767,105

Real Estate Management & Development—0.6%
Anywhere Real Estate Inc, (a)	34,390	219,752
Compass, Inc. - Class A (a) (b)	90,359	210,536
Cushman & Wakefield plc (a) (b)	53,474	666,286
DigitalBridge Group, Inc.	55,617	608,450
Douglas Elliman, Inc. (b)	27,436	111,665
eXp World Holdings, Inc. (b)	22,252	246,552
Forestar Group, Inc. (a)	6,983	107,608
FRP Holdings, Inc. (a) (b)	2,285	123,070
Kennedy-Wilson Holdings, Inc. (b)	41,685	655,705
Marcus & Millichap, Inc. (b)	8,728	300,680
Newmark Group, Inc. - Class A	49,815	397,026
RE/MAX Holdings, Inc. - Class A	6,249	116,481
Redfin Corp. (a) (b)	27,890	118,254
RMR Group, Inc. (The) - Class A (b)	4,706	132,944
St. Joe Co. (The)	11,618	449,036
Stratus Properties, Inc.	2,033	39,217

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Tejon Ranch Co. (a)	7,461	$140,565

		4,643,827

Road & Rail—0.6%
ArcBest Corp.	8,408	588,896
Covenant Logistics Group, Inc.	3,144	108,688
Daseke, Inc. (a) (b)	7,659	43,580
Heartland Express, Inc. (b)	16,789	257,543
Marten Transport, Ltd.	20,880	413,006
PAM Transportation Services, Inc. (a) (b)	2,312	59,881
Saia, Inc. (a)	8,950	1,876,636
TuSimple Holdings, Inc. - Class A (a) (b)	24,046	39,436
Universal Logistics Holdings, Inc.	2,513	84,035
Werner Enterprises, Inc.	21,850	879,681

		4,351,382

Semiconductors & Semiconductor Equipment—2.5%
ACM Research, Inc. - Class A (a)	16,205	124,941
Alpha & Omega Semiconductor, Ltd. (a) (b)	7,372	210,618
Ambarella, Inc. (a) (b)	12,522	1,029,684
Amkor Technology, Inc.	35,047	840,427
Atomera, Inc. (a) (b)	2,128	13,236
Axcelis Technologies, Inc. (a)	11,021	874,627
AXT, Inc. (a)	5,693	24,935
Ceva, Inc. (a) (b)	8,407	215,051
Cohu, Inc. (a) (b)	15,880	508,954
Credo Technology Group Holding, Ltd. (a) (b)	34,289	456,387
Diodes, Inc. (a)	14,825	1,128,776
FormFactor, Inc. (a) (c)	26,288	584,382
Ichor Holdings, Ltd. (a) (b)	10,143	272,035
Impinj, Inc. (a) (b)	7,085	773,540
indie Semiconductor, Inc. - Class A (a) (b)	35,336	206,009
Kulicke & Soffa Industries, Inc. (b)	19,165	848,243
MACOM Technology Solutions Holdings, Inc. (a)	17,379	1,094,529
MaxLinear, Inc. (a)	24,378	827,633
Onto Innovation, Inc. (a)	16,863	1,148,202
PDF Solutions, Inc. (a) (b)	10,025	285,913
Photronics, Inc. (a)	21,105	355,197
Power Integrations, Inc.	19,120	1,371,286
Rambus, Inc. (a)	36,035	1,290,774
Semtech Corp. (a)	21,007	602,691
Silicon Laboratories, Inc. (a) (b)	11,133	1,510,414
SiTime Corp. (a) (b)	5,459	554,744
SMART Global Holdings, Inc. (a)	16,723	248,838
SunPower Corp. (a) (b)	27,543	496,600
Synaptics, Inc. (a)	13,375	1,272,765
Ultra Clean Holdings, Inc. (a) (b)	15,549	515,449
Veeco Instruments, Inc. (a) (b)	18,456	342,913

		20,029,793

Software—4.4%
8x8, Inc. (a)	30,039	129,768
A10 Networks, Inc.	21,038	349,862
ACI Worldwide, Inc. (a)	38,487	885,201
Agilysys, Inc. (a) (b)	6,690	529,447
Alarm.com Holdings, Inc. (a)	16,373	810,136

Software—(Continued)
Alkami Technology, Inc. (a) (b)	12,712	185,468
Altair Engineering, Inc. - Class A (a) (b)	17,467	794,225
American Software, Inc. - Class A (b)	11,730	172,196
Amplitude, Inc. - Class A (a) (b)	19,500	235,560
Appfolio, Inc. - Class A (a)	6,540	689,185
Appian Corp. (a) (b)	13,931	453,593
Asana, Inc. - Class A (a) (b)	25,738	354,412
AvePoint, Inc. (a)	45,466	186,865
Benefitfocus, Inc. (a)	8,913	93,230
Blackbaud, Inc. (a)	16,076	946,233
Blackline, Inc. (a) (b)	18,622	1,252,702
Blend Labs, Inc. - Class A (a) (b)	39,380	56,707
Box, Inc. - Class A (a) (b)	47,952	1,492,746
C3.ai, Inc. - Class A (a)	20,285	226,989
Cerence, Inc. (a) (b)	13,068	242,150
Clear Secure, Inc. - Class A (b)	21,433	587,907
CommVault Systems, Inc. (a)	15,305	961,766
Consensus Cloud Solutions, Inc. (a) (b)	6,453	346,913
Couchbase, Inc. (a) (b)	9,433	125,082
CS Disco, Inc. (a) (b)	8,074	51,028
Cvent Holding Corp. (a) (b)	18,343	99,052
Digimarc Corp. (a) (b)	5,494	101,584
Digital Turbine, Inc. (a) (b)	31,408	478,658
Domo, Inc. - Class B (a)	9,814	139,751
Duck Creek Technologies, Inc. (a)	26,005	313,360
E2open Parent Holdings, Inc. (a) (b)	71,031	416,952
Ebix, Inc. (b)	8,704	173,732
eGain Corp. (a)	7,231	65,296
Enfusion, Inc. - Class A (a) (b)	9,141	88,393
EngageSmart, Inc. (a)	12,404	218,310
Envestnet, Inc. (a)	18,894	1,165,760
Everbridge, Inc. (a)	13,337	394,508
EverCommerce, Inc. (a) (b)	12,206	90,813
ForgeRock, Inc. - Class A (a) (b)	13,127	298,902
Instructure Holdings, Inc. (a)	6,115	143,336
Intapp, Inc. (a) (b)	5,137	128,117
InterDigital, Inc.	10,312	510,238
KnowBe4, Inc. - Class A (a)	25,095	621,854
LivePerson, Inc. (a) (b)	26,766	271,407
LiveRamp Holdings, Inc. (a)	22,504	527,494
Marathon Digital Holdings, Inc. (a) (b)	29,263	100,079
Matterport, Inc. (a) (b)	76,333	213,732
MeridianLink, Inc. (a) (b)	8,983	123,337
MicroStrategy, Inc. - Class A (a) (b)	3,203	453,449
Mitek Systems, Inc. (a) (b)	15,147	146,774
Model N, Inc. (a) (b)	12,650	513,084
Momentive Global, Inc. (a)	45,741	320,187
N-able, Inc. (a) (b)	24,099	247,738
NextNav, Inc. (a) (b)	28,336	83,024
Olo, Inc. - Class A (a) (b)	31,375	196,094
ON24, Inc. (a)	14,977	129,252
OneSpan, Inc. (a)	13,014	145,627
PagerDuty, Inc. (a) (b)	28,642	760,732
Progress Software Corp. (b)	14,833	748,325
PROS Holdings, Inc. (a)	13,842	335,807
Q2 Holdings, Inc. (a)	18,911	508,139
Qualys, Inc. (a)	13,001	1,459,102
Rapid7, Inc. (a)	19,953	678,003

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Rimini Street, Inc. (a) (b)	5,072	$19,324
Riot Blockchain, Inc. (a) (b)	53,684	181,989
Sapiens International Corp. NV (b)	11,177	206,551
ShotSpotter, Inc. (a) (b)	3,138	106,159
Sprout Social, Inc. - Class A (a) (b)	15,663	884,333
SPS Commerce, Inc. (a)	12,153	1,560,810
Sumo Logic, Inc. (a)	40,580	328,698
Telos Corp. (a) (b)	19,498	99,245
Tenable Holdings, Inc. (a)	37,751	1,440,201
Upland Software, Inc. (a)	10,139	72,291
UserTesting, Inc. (a) (b)	17,088	128,331
Varonis Systems, Inc. (a)	37,442	896,361
Verint Systems, Inc. (a)	21,871	793,480
Veritone, Inc. (a) (b)	10,577	56,058
Weave Communications, Inc. (a) (b)	12,297	56,320
Workiva, Inc. (a) (b)	16,074	1,349,734
Xperi, Inc.	14,065	121,100
Yext, Inc. (a) (b)	37,994	248,101
Zeta Global Holdings Corp. - Class A (a)	39,653	323,965
Zuora, Inc. - Class A (a)	35,718	227,166

		34,669,590

Specialty Retail—2.4%
Aaron’s, Inc. (The)	13,892	166,009
Abercrombie & Fitch Co. - Class A (a)	16,478	377,511
Academy Sports & Outdoors, Inc. (b)	26,247	1,379,017
America’s Car-Mart, Inc. (a) (b)	2,086	150,734
American Eagle Outfitters, Inc. (b)	53,012	740,048
Arko Corp. (b)	31,060	268,980
Asbury Automotive Group, Inc. (a) (b)	7,450	1,335,412
Bed Bath & Beyond, Inc. (a) (b)	14,918	37,444
Big 5 Sporting Goods Corp. (b)	7,812	68,980
Boot Barn Holdings, Inc. (a)	10,047	628,138
Buckle, Inc. (The) (b)	10,213	463,160
Build-A-Bear Workshop, Inc. (a)	4,959	118,223
Caleres, Inc. (b)	13,428	299,176
Camping World Holdings, Inc. - Class A (b)	12,715	283,799
Cato Corp. (The) - Class A	6,299	58,770
Chico’s FAS, Inc. (a)	35,028	172,338
Children’s Place, Inc. (The) (a)	3,971	144,624
Citi Trends, Inc. (a)	2,791	73,906
Container Store Group, Inc. (The) (a) (b)	2,938	12,663
Designer Brands, Inc. - Class A (b)	17,144	167,668
Destination XL Group, Inc. (a) (b)	20,962	141,494
EVgo, Inc. (a) (b)	24,290	108,576
Foot Locker, Inc. (b)	27,984	1,057,515
Genesco, Inc. (a)	4,989	229,594
Group 1 Automotive, Inc. (b)	4,766	859,643
GrowGeneration Corp. (a) (b)	13,528	53,030
Guess?, Inc. (b)	11,608	240,170
Haverty Furniture Cos., Inc. (b)	4,960	148,304
Hibbett Sports, Inc.	4,141	282,499
LL Flooring Holdings, Inc. (a) (b)	4,817	27,072
MarineMax, Inc. (a)	7,339	229,124
Monro, Inc. (b)	10,365	468,498
Murphy USA, Inc.	7,052	1,971,316
National Vision Holdings, Inc. (a) (b)	26,199	1,015,473

Specialty Retail—(Continued)
ODP Corp. (The) (a)	13,523	615,837
OneWater Marine, Inc. - Class A (a) (b)	3,644	104,218
Rent-A-Center, Inc. (b)	17,965	405,111
Sally Beauty Holdings, Inc. (a) (b)	38,900	487,028
Shoe Carnival, Inc. (b)	6,132	146,616
Signet Jewelers, Ltd. (b)	15,707	1,068,076
Sleep Number Corp. (a) (b)	7,502	194,902
Sonic Automotive, Inc. - Class A (b)	6,087	299,906
Sportsman’s Warehouse Holdings, Inc. (a) (b)	15,500	145,855
Tile Shop Holdings, Inc. (a) (b)	10,850	47,523
Tilly’s, Inc. - Class A (a)	7,804	70,626
TravelCenters of America, Inc. (a)	4,817	215,705
Urban Outfitters, Inc. (a) (b)	21,577	514,611
Warby Parker, Inc. - Class A (a) (b)	28,895	389,794
Winmark Corp.	994	234,415
Zumiez, Inc. (a) (b)	5,111	111,113

		18,830,244

Technology Hardware, Storage & Peripherals—0.3%
Avid Technology, Inc. (a) (b)	12,231	325,222
Corsair Gaming, Inc. (a)	13,698	185,882
Diebold Nixdorf, Inc. (a) (b)	25,673	36,456
Eastman Kodak Co. (a) (b)	7,366	22,466
IonQ, Inc. (a) (b)	42,228	145,687
Super Micro Computer, Inc. (a) (b)	15,615	1,281,991
Turtle Beach Corp. (a) (b)	5,364	38,460
Xerox Holdings Corp.	38,468	561,633

		2,597,797

Textiles, Apparel & Luxury Goods—0.7%
Allbirds, Inc. - Class A (a) (b)	34,384	83,209
Crocs, Inc. (a) (c)	20,452	2,217,610
Ermenegildo Zegna N.V. (b)	20,835	218,142
Fossil Group, Inc. (a)	16,285	70,188
G-III Apparel Group, Ltd. (a)	15,756	216,015
Kontoor Brands, Inc. (b)	19,434	777,166
Movado Group, Inc. (b)	4,696	151,446
Oxford Industries, Inc.	5,314	495,159
PLBY Group, Inc. (a) (b)	15,915	43,766
Rocky Brands, Inc. (b)	2,393	56,523
Steven Madden, Ltd.	26,574	849,305
Wolverine World Wide, Inc. (b)	24,519	267,993

		5,446,522

Thrifts & Mortgage Finance—1.3%
Axos Financial, Inc. (a)	19,507	745,557
Blue Foundry Bancorp (a) (b)	11,482	147,544
Bridgewater Bancshares, Inc. (a) (b)	6,071	107,700
Capitol Federal Financial, Inc. (b)	39,516	341,813
Columbia Financial, Inc. (a) (b)	11,020	238,252
Enact Holdings, Inc. (b)	10,654	256,974
Essent Group, Ltd.	35,218	1,369,276
Federal Agricultural Mortgage Corp. - Class C (b)	3,118	351,430
Greene County Bancorp, Inc.	1,212	69,593
Hingham Institution for Savings (The)	473	130,529
Home Bancorp, Inc. (b)	2,776	111,123

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Thrifts & Mortgage Finance—(Continued)
Kearny Financial Corp. (b)	17,057	$173,129
Luther Burbank Corp.	5,087	56,517
Merchants Bancorp (b)	5,967	145,117
Mr Cooper Group, Inc. (a)	23,198	930,936
NMI Holdings, Inc. - Class A (a)	27,709	579,118
Northfield Bancorp, Inc.	15,870	249,635
PCSB Financial Corp.	4,598	87,546
PennyMac Financial Services, Inc.	9,037	512,036
Pioneer Bancorp, Inc. (a)	3,994	45,532
Provident Financial Services, Inc.	24,532	524,003
Radian Group, Inc.	53,096	1,012,541
Southern Missouri Bancorp, Inc.	3,031	138,911
TrustCo Bank Corp.	5,837	219,413
Walker & Dunlop, Inc.	10,258	805,048
Waterstone Financial, Inc. (b)	8,351	143,971
WSFS Financial Corp.	20,665	936,951

		10,430,195

Tobacco—0.1%
22nd Century Group, Inc. (a) (b)	15,797	14,541
Turning Point Brands, Inc.	5,617	121,496
Universal Corp.	8,059	425,596
Vector Group, Ltd.	49,588	588,113

		1,149,746

Trading Companies & Distributors—1.7%
Alta Equipment Group, Inc. (b)	7,040	92,858
Applied Industrial Technologies, Inc.	12,837	1,617,847
Beacon Roofing Supply, Inc. (a) (b)	17,484	922,980
BlueLinx Holdings, Inc. (a)	2,908	206,788
Boise Cascade Co.	13,372	918,255
Custom Truck One Source, Inc. (a) (b)	14,475	91,482
Distribution Solutions Group, Inc. (a) (b)	1,694	62,441
DXP Enterprises, Inc. (a)	4,806	132,405
GATX Corp. (b)	12,037	1,280,015
Global Industrial Co.	3,989	93,861
GMS, Inc. (a)	14,713	732,707
H&E Equipment Services, Inc.	10,452	474,521
Herc Holdings, Inc.	8,653	1,138,475
Hudson Technologies, Inc. (a) (b)	14,689	148,653
McGrath RentCorp	8,030	792,882
MRC Global, Inc. (a)	28,411	328,999
NOW, Inc. (a)	37,163	471,970
Rush Enterprises, Inc. - Class A	13,925	727,999
Rush Enterprises, Inc. - Class B	2,388	134,373
Textainer Group Holdings, Ltd.	15,539	481,864
Titan Machinery, Inc. (a)	6,828	271,277
Transcat, Inc. (a) (b)	2,285	161,938
Triton International, Ltd. (b)	19,639	1,350,771
Veritiv Corp. (b)	4,355	530,047

		13,165,408

Water Utilities—0.5%
American States Water Co.	12,645	1,170,295
Artesian Resources Corp. - Class A	2,874	168,359
California Water Service Group	18,456	1,119,172
Global Water Resources, Inc.	4,624	61,406
Middlesex Water Co.	5,991	471,312
Pure Cycle Corp. (a)	6,829	71,568
SJW Group	9,303	755,310
York Water Co. (The)	5,110	229,848

		4,047,270

Wireless Telecommunication Services—0.1%
Gogo, Inc. (a)	16,484	243,304
Shenandoah Telecommunications Co. (b)	16,904	268,435
Telephone & Data Systems, Inc. (b)	34,718	364,192
United States Cellular Corp. (a) (b)	5,651	117,823

		993,754

Total Common Stocks (Cost $640,035,047)		769,770,262

Mutual Funds—2.2%

Investment Company Securities—2.2%
iShares Russell 2000 Index Fund (b) (Cost $18,144,743)	102,700	17,906,772

Rights—0.0%

Biotechnology—0.0%
Tobira Therapeutics, Inc. Expires 12/31/28 (a) (d) (e)	4,660	37,094

Health Care Providers & Services—0.0%
OmniAb, Inc. Expires 10/26/27 (a)	4,218	0

Pharmaceuticals—0.0%
Zogenix, Inc. Expires 12/31/23 (a) (d) (e)	24,868	16,910

Total Rights (Cost $17,190)		54,004

Warrants—0.0%

Energy Equipment & Services—0.0%
Nabors Industries, Ltd. Expires 06/11/26 (a) (Cost $0)	882	29,018

Escrow Shares—0.0%

Food & Staples Retailing—0.0%
Fresh Market, Inc. (a) (d) (e) (Cost $0)	21,412	0

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investments—1.2%

Security Description	Principal Amount*	Value

U.S. Treasury—1.2%
U.S. Treasury Bills 3.452%, 01/17/23 (f)	1,100,000	$1,098,427
3.733%, 01/24/23 (f)	8,475,000	8,456,012

Total Short-Term Investments (Cost $9,552,482)		9,554,439

Securities Lending Reinvestments (g)—24.8%

Certificates of Deposit—9.3%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (h)	2,000,000	2,002,702
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (h)	4,000,000	4,000,000
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (h)	2,000,000	1,999,909
4.770%, FEDEFF PRV + 0.440%, 01/09/23 (h)	1,000,000	1,000,041
4.810%, SOFR + 0.510%, 03/15/23 (h)	5,000,000	5,002,101
4.980%, SOFR + 0.680%, 08/16/23 (h)	2,000,000	2,002,338
Barclays Bank plc 4.670%, SOFR + 0.370%, 03/21/23 (h)	5,000,000	4,999,990
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (h)	4,000,000	4,001,392
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (h)	2,000,000	2,000,132
4.800%, SOFR + 0.500%, 03/03/23 (h)	4,000,000	4,001,531
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (h)	3,000,000	3,000,213
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (h)	2,000,000	2,000,601
MUFG Bank Ltd. (NY) 4.900%, SOFR + 0.600%, 01/25/23 (h)	5,000,000	5,001,050
Nordea Bank Abp (NY) 4.760%, SOFR + 0.460%, 02/13/23 (h)	2,000,000	2,000,342
4.850%, SOFR + 0.550%, 02/21/23 (h)	5,000,000	5,001,675
Rabobank (London) 4.830%, SOFR + 0.530%, 05/16/23 (h)	2,000,000	2,000,000
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (h)	3,000,000	2,999,952
Standard Chartered Bank (NY) 4.860%, FEDEFF PRV + 0.530%, 01/17/23 (h)	2,000,000	2,000,246
5.040%, SOFR + 0.740%, 05/02/23 (h)	2,000,000	2,003,036
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (h)	3,000,000	3,000,330
Sumitomo Mitsui Trust Bank, Ltd. 4.840%, SOFR + 0.540%, 01/10/23 (h)	3,000,000	3,000,234
4.850%, SOFR + 0.550%, 03/07/23 (h)	2,000,000	2,000,556
Svenska Handelsbanken AB 4.900%, SOFR + 0.600%, 04/12/23 (h)	2,000,000	2,001,358
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (h)	4,000,000	3,999,825
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (h)	2,000,000	1,999,780
4.850%, SOFR + 0.550%, 02/22/23 (h)	1,000,000	1,000,341

		74,019,675

Commercial Paper—1.3%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (h)	5,000,000	5,006,810
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (h)	1,000,000	1,000,988
United Overseas Bank, Ltd. 4.850%, SOFR + 0.550%, 02/03/23 (h)	4,000,000	4,000,964

		10,008,762

Master Demand Notes—0.3%
Bank of America N.A. 4.880%, SOFR + 0.580%, 05/15/23 (h)	2,000,000	1,999,977

Repurchase Agreements—10.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $2,008,983; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $6,150,158; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $6,120,001.	6,000,000	6,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/22 at 4.150%, due on 01/03/23 with a maturity value of $21,973,498; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 7.625%, maturity dates ranging from 01/24/23 - 11/15/52, and an aggregate market value of $22,402,389.	21,963,126	21,963,126
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $2,040,963.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $3,001,440; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $3,071,608.	3,000,000	3,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $6,505,460; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 01/31/23 - 11/15/32, and an aggregate market value of $6,645,458.	6,500,000	6,500,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $25,021,632; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $27,220,713.	25,000,000	25,000,000

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $3,013,563; collateralized by various Common Stock with an aggregate market value of $3,333,764.	3,000,000	$3,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $500,236; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $510,903.	500,000	500,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $1,000,488; collateralized by various Common Stock with an aggregate market value of $1,112,847.	1,000,000	1,000,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $3,903,352; collateralized by various Common Stock with an aggregate market value of $4,341,448.	3,900,000	3,900,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $5,002,445; collateralized by various Common Stock with an aggregate market value of $5,588,202.	5,000,000	5,000,000

		79,863,126

Time Deposits—1.0%
First Abu Dhabi Bank USA NV 4.300%, 01/03/23	3,000,000	3,000,000
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (h)	5,000,000	5,000,000

		8,000,000

Mutual Funds—2.9%
AB Government Money Market Portfolio, Institutional Class 4.110% (i)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (i)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (i)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (i)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (i)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (i)	5,000,000	5,000,000

Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (i)	5,000,000	5,000,000

		23,000,000

Total Securities Lending Reinvestments (Cost $196,863,126)		196,891,540

Total Investments— 124.8% (Cost $864,612,588)		994,206,035
Other assets and liabilities (net)—(24.8)%		(197,646,526)

Net Assets—100.0%		$796,559,509

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $192,924,235 and the collateral received consisted of cash in the amount of $196,863,126 and non-cash collateral with a value of $1,525,071. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $4,064,303.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	03/17/23	100	USD	8,854,500	$(255,500)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,862,674	$—	$—	$7,862,674
Air Freight & Logistics	3,314,173	—	—	3,314,173
Airlines	2,279,033	—	—	2,279,033
Auto Components	10,167,336	—	—	10,167,336
Automobiles	1,150,706	—	—	1,150,706
Banks	77,328,886	—	—	77,328,886
Beverages	4,910,793	—	—	4,910,793
Biotechnology	56,621,839	—	—	56,621,839
Building Products	9,988,650	—	—	9,988,650
Capital Markets	12,265,193	—	—	12,265,193
Chemicals	16,055,918	—	—	16,055,918
Commercial Services & Supplies	11,159,174	—	—	11,159,174
Communications Equipment	6,922,290	—	—	6,922,290
Construction & Engineering	12,577,919	—	—	12,577,919
Construction Materials	1,242,505	—	—	1,242,505
Consumer Finance	5,363,478	—	—	5,363,478
Containers & Packaging	2,545,700	—	—	2,545,700
Distributors	151,425	—	—	151,425
Diversified Consumer Services	7,688,596	—	—	7,688,596
Diversified Financial Services	2,249,593	—	—	2,249,593

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Telecommunication Services	$5,115,737	$—	$—	$5,115,737
Electric Utilities	5,845,028	—	—	5,845,028
Electrical Equipment	10,467,647	—	—	10,467,647
Electronic Equipment, Instruments & Components	17,915,104	—	—	17,915,104
Energy Equipment & Services	17,165,256	—	—	17,165,256
Entertainment	2,141,992	—	—	2,141,992
Equity Real Estate Investment Trusts	44,480,189	—	—	44,480,189
Food & Staples Retailing	4,683,471	—	—	4,683,471
Food Products	9,354,065	—	—	9,354,065
Gas Utilities	9,560,131	—	—	9,560,131
Health Care Equipment & Supplies	29,826,987	—	—	29,826,987
Health Care Providers & Services	20,743,653	—	—	20,743,653
Health Care Technology	4,254,588	—	—	4,254,588
Hotels, Restaurants & Leisure	18,351,365	—	—	18,351,365
Household Durables	12,200,786	—	—	12,200,786
Household Products	2,081,386	—	—	2,081,386
Independent Power and Renewable Electricity Producers	3,626,515	—	—	3,626,515
Industrial Conglomerates	172,718	—	—	172,718
Insurance	16,132,269	—	—	16,132,269
Interactive Media & Services	5,207,473	—	—	5,207,473
Internet & Direct Marketing Retail	2,452,071	—	—	2,452,071
IT Services	15,410,899	—	—	15,410,899
Leisure Products	3,153,147	—	—	3,153,147
Life Sciences Tools & Services	5,749,441	—	—	5,749,441
Machinery	29,602,708	—	—	29,602,708
Marine	1,845,937	—	—	1,845,937
Media	6,540,183	—	—	6,540,183
Metals & Mining	12,095,577	—	—	12,095,577
Mortgage Real Estate Investment Trusts	9,024,961	—	—	9,024,961
Multi-Utilities	4,040,518	—	—	4,040,518
Multiline Retail	820,705	—	—	820,705
Oil, Gas & Consumable Fuels	35,283,362	—	—	35,283,362
Paper & Forest Products	1,145,082	—	—	1,145,082
Personal Products	5,665,082	—	—	5,665,082
Pharmaceuticals	12,645,715	—	—	12,645,715
Professional Services	12,767,105	—	—	12,767,105
Real Estate Management & Development	4,643,827	—	—	4,643,827
Road & Rail	4,351,382	—	—	4,351,382
Semiconductors & Semiconductor Equipment	20,029,793	—	—	20,029,793
Software	34,669,590	—	—	34,669,590
Specialty Retail	18,830,244	—	—	18,830,244
Technology Hardware, Storage & Peripherals	2,597,797	—	—	2,597,797
Textiles, Apparel & Luxury Goods	5,446,522	—	—	5,446,522
Thrifts & Mortgage Finance	10,430,195	—	—	10,430,195
Tobacco	1,149,746	—	—	1,149,746
Trading Companies & Distributors	13,165,408	—	—	13,165,408
Water Utilities	4,047,270	—	—	4,047,270
Wireless Telecommunication Services	993,754	—	—	993,754
Total Common Stocks	769,770,262	—	—	769,770,262
Total Mutual Funds*	17,906,772	—	—	17,906,772
Total Rights*	—	0	54,004	54,004
Total Warrants*	29,018	—	—	29,018
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	9,554,439	—	9,554,439

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$74,019,675	$—	$74,019,675
Commercial Paper	—	10,008,762	—	10,008,762
Master Demand Notes	—	1,999,977	—	1,999,977
Repurchase Agreements	—	79,863,126	—	79,863,126
Time Deposits	—	8,000,000	—	8,000,000
Mutual Funds	23,000,000	—	—	23,000,000
Total Securities Lending Reinvestments	23,000,000	173,891,540	—	196,891,540
Total Investments	$810,706,052	$183,445,979	$54,004	$994,206,035

Collateral for Securities Loaned (Liability)	$—	$(196,863,126)	$—	$(196,863,126)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(255,500)	$—	$—	$(255,500)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$994,206,035
Receivable for:
Investments sold	69,366
Fund shares sold	692,793
Dividends	962,978
Prepaid expenses	3,072

Total Assets	995,934,244
Liabilities
Due to custodian	97,100
Collateral for securities loaned	196,863,126
Payables for:
Investments purchased	697,480
Fund shares redeemed	1,071,367
Variation margin on futures contracts	31,000
Accrued Expenses:
Management fees	171,635
Distribution and service fees	81,776
Deferred trustees’ fees	152,551
Other expenses	208,700

Total Liabilities	199,374,735

Net Assets	$796,559,509

Net Assets Consist of:
Paid in surplus	$654,132,557
Distributable earnings (Accumulated losses)	142,426,952

Net Assets	$796,559,509

Net Assets
Class A	$444,621,125
Class B	172,100,109
Class E	17,976,788
Class G	161,861,487
Capital Shares Outstanding*
Class A	28,862,296
Class B	11,633,811
Class E	1,178,552
Class G	11,031,106
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.40
Class B	14.79
Class E	15.25
Class G	14.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $864,612,588.
(b)	Includes securities loaned at value of $192,924,235.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$11,919,256
Interest	114,536
Securities lending income	1,592,320

Total investment income	13,626,112

Expenses
Management fees	2,194,893
Administration fees	47,455
Custodian and accounting fees	109,618
Distribution and service fees—Class B	479,559
Distribution and service fees—Class E	30,403
Distribution and service fees—Class G	532,708
Audit and tax services	50,044
Legal	48,432
Trustees’ fees and expenses	9,574
Shareholder reporting	89,551
Insurance	7,615
Miscellaneous	91,882

Total expenses	3,691,734
Less management fee waiver	(18,983)

Net expenses	3,672,751

Net Investment Income	9,953,361

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,177,766
Futures contracts	(2,235,664)

Net realized gain (loss)	13,942,102

Net change in unrealized appreciation (depreciation) on:
Investments	(235,315,880)
Futures contracts	(210,102)

Net change in unrealized appreciation (depreciation)	(235,525,982)

Net realized and unrealized gain (loss)	(221,583,880)

Net Increase (Decrease) in Net Assets From Operations	$(211,630,519)

(a)	Net of foreign withholding taxes of $19,650.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,953,361	$7,321,693
Net realized gain (loss)	13,942,102	159,065,147
Net change in unrealized appreciation (depreciation)	(235,525,982)	(25,230,029)

Increase (decrease) in net assets from operations	(211,630,519)	141,156,811

From Distributions to Shareholders
Class A	(91,952,917)	(36,104,548)
Class B	(36,689,310)	(14,523,579)
Class E	(3,810,032)	(1,531,758)
Class G	(34,310,663)	(11,963,294)

Total distributions	(166,762,922)	(64,123,179)

Increase (decrease) in net assets from capital share transactions	116,158,599	(12,433,448)

Total increase (decrease) in net assets	(262,234,842)	64,600,184

Net Assets
Beginning of period	1,058,794,351	994,194,167

End of period	$796,559,509	$1,058,794,351

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,581,100	$28,530,255	2,858,857	$71,278,112
Reinvestments	6,130,195	91,952,917	1,457,004	36,104,548
Redemptions	(3,305,338)	(59,384,543)	(3,989,132)	(98,656,705)

Net increase (decrease)	4,405,957	$61,098,629	326,729	$8,725,955

Class B
Sales	551,272	$9,549,287	601,925	$14,318,942
Reinvestments	2,544,335	36,689,310	605,149	14,523,579
Redemptions	(1,455,986)	(24,957,387)	(2,152,604)	(51,617,946)

Net increase (decrease)	1,639,621	$21,281,210	(945,530)	$(22,775,425)

Class E
Sales	105,288	$1,881,073	101,392	$2,491,691
Reinvestments	256,395	3,810,032	62,292	1,531,758
Redemptions	(218,489)	(3,805,880)	(221,092)	(5,404,237)

Net increase (decrease)	143,194	$1,885,225	(57,408)	$(1,380,788)

Class G
Sales	980,158	$18,094,196	1,283,858	$30,389,876
Reinvestments	2,397,670	34,310,663	501,395	11,963,294
Redemptions	(1,220,436)	(20,511,324)	(1,647,559)	(39,356,360)

Net increase (decrease)	2,157,392	$31,893,535	137,694	$2,996,810

Increase (decrease) derived from capital shares transactions		$116,158,599		$(12,433,448)

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.24	$22.47	$20.30	$18.13	$21.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.20	0.21	0.25	0.26
Net realized and unrealized gain (loss)	(5.23)	3.09	3.26	4.16	(2.34)

Total income (loss) from investment operations	(5.00)	3.29	3.47	4.41	(2.08)

Less Distributions
Distributions from net investment income	(0.22)	(0.25)	(0.25)	(0.25)	(0.25)
Distributions from net realized capital gains	(3.62)	(1.27)	(1.05)	(1.99)	(1.52)

Total distributions	(3.84)	(1.52)	(1.30)	(2.24)	(1.77)

Net Asset Value, End of Period	$15.40	$24.24	$22.47	$20.30	$18.13

Total Return (%) (b)	(20.23)	14.52	19.62	25.62	(10.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.30	0.32	0.31	0.31
Net ratio of expenses to average net assets (%) (c)	0.30	0.30	0.32	0.31	0.31
Ratio of net investment income (loss) to average net assets (%)	1.25	0.80	1.16	1.27	1.17
Portfolio turnover rate (%)	22	36	34	19	26
Net assets, end of period (in millions)	$444.6	$592.8	$542.2	$504.4	$441.5

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.45	$21.79	$19.72	$17.66	$21.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.13	0.16	0.19	0.20
Net realized and unrealized gain (loss)	(5.05)	3.00	3.16	4.05	(2.27)

Total income (loss) from investment operations	(4.88)	3.13	3.32	4.24	(2.07)

Less Distributions
Distributions from net investment income	(0.16)	(0.20)	(0.20)	(0.19)	(0.20)
Distributions from net realized capital gains	(3.62)	(1.27)	(1.05)	(1.99)	(1.52)

Total distributions	(3.78)	(1.47)	(1.25)	(2.18)	(1.72)

Net Asset Value, End of Period	$14.79	$23.45	$21.79	$19.72	$17.66

Total Return (%) (b)	(20.44)	14.23	19.35	25.30	(11.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.57	0.56	0.56
Net ratio of expenses to average net assets (%) (c)	0.55	0.55	0.57	0.56	0.56
Ratio of net investment income (loss) to average net assets (%)	1.00	0.54	0.91	1.01	0.92
Portfolio turnover rate (%)	22	36	34	19	26
Net assets, end of period (in millions)	$172.1	$234.3	$238.3	$227.8	$205.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.03	$22.30	$20.15	$18.01	$21.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.16	0.18	0.22	0.22
Net realized and unrealized gain (loss)	(5.18)	3.06	3.24	4.12	(2.31)

Total income (loss) from investment operations	(4.98)	3.22	3.42	4.34	(2.09)

Less Distributions
Distributions from net investment income	(0.18)	(0.22)	(0.22)	(0.21)	(0.22)
Distributions from net realized capital gains	(3.62)	(1.27)	(1.05)	(1.99)	(1.52)

Total distributions	(3.80)	(1.49)	(1.27)	(2.20)	(1.74)

Net Asset Value, End of Period	$15.25	$24.03	$22.30	$20.15	$18.01

Total Return (%) (b)	(20.33)	14.31	19.45	25.40	(11.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.45	0.47	0.46	0.46
Net ratio of expenses to average net assets (%) (c)	0.45	0.45	0.47	0.46	0.46
Ratio of net investment income (loss) to average net assets (%)	1.10	0.65	1.01	1.11	1.01
Portfolio turnover rate (%)	22	36	34	19	26
Net assets, end of period (in millions)	$18.0	$24.9	$24.4	$23.9	$21.9

	Class G
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.30	$21.66	$19.62	$17.59	$21.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.12	0.15	0.18	0.19
Net realized and unrealized gain (loss)	(5.02)	2.99	3.14	4.03	(2.26)

Total income (loss) from investment operations	(4.86)	3.11	3.29	4.21	(2.07)

Less Distributions
Distributions from net investment income	(0.15)	(0.20)	(0.20)	(0.19)	(0.19)
Distributions from net realized capital gains	(3.62)	(1.27)	(1.05)	(1.99)	(1.52)

Total distributions	(3.77)	(1.47)	(1.25)	(2.18)	(1.71)

Net Asset Value, End of Period	$14.67	$23.30	$21.66	$19.62	$17.59

Total Return (%) (b)	(20.46)	14.19	19.26	25.20	(11.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.62	0.61	0.61
Net ratio of expenses to average net assets (%) (c)	0.60	0.60	0.62	0.61	0.61
Ratio of net investment income (loss) to average net assets (%)	0.96	0.50	0.86	0.97	0.88
Portfolio turnover rate (%)	22	36	34	19	26
Net assets, end of period (in millions)	$161.9	$206.8	$189.3	$166.0	$135.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $97,100 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $79,863,126, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(179,261,420)	$—	$—	$—	$(179,261,420)
Mutual Funds	(17,601,706)	—	—	—	(17,601,706)
Total Borrowings	$(196,863,126)	$—	$—	$—	$(196,863,126)
Gross amount of recognized liabilities for securities lending transactions					$(196,863,126)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$255,500

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(2,235,664)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(210,102)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$9,365,667

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

BHFTII-35

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$190,634,589	$0	$221,394,809

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $2,194,893.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%		On the first $500 million
0.030%		Of the next $500 million
0.015%	On amounts over $	1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2022 were $313,132.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

BHFTII-36

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$875,847,987

Gross unrealized appreciation	249,249,460
Gross unrealized (depreciation)	(130,891,412)

Net unrealized appreciation (depreciation)	118,358,048

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$24,200,005	$16,321,007	$142,562,917	$47,802,172	$166,762,922	$64,123,179

BHFTII-37

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$9,513,730	$14,707,724	$118,358,049	$—	$142,579,503

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-38

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Russell 2000 Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Russell 2000 Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Russell 2000 Index Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-39

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-40

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-41

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-42

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-43

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

MetLife Russell 2000 Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2022 and outperformed the median of its Performance Universe for the five-year period ended June 30, 2022. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one-year period ended October 31, 2022 and underperformed its benchmark for the three- and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-44

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-45

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B, D, E and G shares of the MetLife Stock Index Portfolio returned -18.30%, -18.51%, -18.38%, -18.43%, and -18.55%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index¹, returned -18.11%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets declined in 2022 as the U.S. Federal Reserve (the “Fed”) aggressively raised interest rates to address higher inflation. Tight labor markets and ongoing supply and demand imbalances drove inflation to a new 40-year high. In addition, investor concerns about rising recession risks, lingering pandemic effects, and the ongoing Russian invasion of Ukraine were negatives for the market. Factors that supported the equity markets included signs that inflation data was decelerating, and the Fed might begin pausing interest rate increases. In addition, equity investors were hopeful that the end of Chinese lockdowns might eventually boost the global economy.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times. In December, the FOMC decided to raise the Federal Funds Rate target range from 3.75% - 4.00% to 4.25% - 4.50%. The FOMC stated that inflation remained elevated, reflecting supply and demand imbalances related to the pandemic, higher energy prices, and broader price pressures. The FOMC seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Nine of the eleven sectors comprising the S&P 500 Index experienced negative returns for the year. Energy (2.6% beginning weight in the benchmark), up 65.7%, was the best performing sector and had the largest positive impact on the benchmark return. Communication Services (10.2% beginning weight), down 39.9%; Consumer Discretionary (12.5% beginning weight), down 37.3%; and Information Technology (29.2% beginning weight), down 28.2%, were the worst-performing sectors.

The stocks with the largest positive impact to the benchmark return for the year were Exxon Mobil, up 87.4%; Chevron, up 58.5%; and Merck, up 49.4%. The stocks with the largest negative impact were Amazon, down 49.6%; Microsoft, down 28.0%; and Apple, down 26.4%.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value (NAV) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year	Since Inception[1]
MetLife Stock Index Portfolio
Class A	-18.30	9.16	12.28	—
Class B	-18.51	8.88	12.00	—
Class D	-18.38	9.05	12.17	—
Class E	-18.43	8.99	12.11	—
Class G	-18.55	8.83	—	9.57
S&P 500 Index	-18.11	9.43	12.56	—

1 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Apple, Inc.	6.0
Microsoft Corp.	5.5
Amazon.com, Inc.	2.3
Berkshire Hathaway, Inc.- Class B	1.7
Alphabet, Inc.- Class A	1.6
UnitedHealth Group, Inc.	1.5
Alphabet, Inc.- Class C	1.4
Johnson & Johnson	1.4
Exxon Mobil Corp.	1.4
SPDR S&P 500 ETF Trust	1.3

Top Sectors

% of Net Assets
Information Technology	25.3
Health Care	15.6
Financials	12.8
Consumer Discretionary	9.6
Industrials	8.5
Communication Services	7.2
Consumer Staples	7.1
Energy	5.1
Utilities	3.1
Materials	2.7

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.26%	$1,000.00	$1,021.90	$1.33
	Hypothetical*	0.26%	$1,000.00	$1,023.90	$1.33

Class B (a)	Actual	0.51%	$1,000.00	$1,020.50	$2.60
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class D (a)	Actual	0.36%	$1,000.00	$1,021.40	$1.83
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class E (a)	Actual	0.41%	$1,000.00	$1,020.90	$2.09
	Hypothetical*	0.41%	$1,000.00	$1,023.14	$2.09

Class G (a)	Actual	0.56%	$1,000.00	$1,020.40	$2.85
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Boeing Co. (The) (a) (b)	112,760	$21,479,652
General Dynamics Corp.	45,313	11,242,609
Howmet Aerospace, Inc.	74,110	2,920,675
Huntington Ingalls Industries, Inc.	8,032	1,852,822
L3Harris Technologies, Inc.	38,324	7,979,440
Lockheed Martin Corp.	46,947	22,839,246
Northrop Grumman Corp.	29,120	15,888,163
Raytheon Technologies Corp.	295,888	29,861,017
Textron, Inc.	42,020	2,975,016
TransDigm Group, Inc.	10,397	6,546,471

		123,585,111

Air Freight & Logistics—0.6%
C.H. Robinson Worldwide, Inc. (b)	23,692	2,169,239
Expeditors International of Washington, Inc. (b)	32,030	3,328,558
FedEx Corp. (b)	48,186	8,345,815
United Parcel Service, Inc. - Class B	146,895	25,536,227

		39,379,839

Airlines—0.2%
Alaska Air Group, Inc. (a) (b)	25,529	1,096,215
American Airlines Group, Inc. (a) (b)	130,809	1,663,891
Delta Air Lines, Inc. (a)	129,055	4,240,747
Southwest Airlines Co. (a)	119,508	4,023,834
United Airlines Holdings, Inc. (a)	65,802	2,480,736

		13,505,423

Auto Components—0.1%
Aptiv plc (a)	54,535	5,078,845
BorgWarner, Inc. (b)	47,129	1,896,942

		6,975,787

Automobiles—1.3%
Ford Motor Co.	794,968	9,245,478
General Motors Co.	285,952	9,619,425
Tesla, Inc. (a)	540,243	66,547,133

		85,412,036

Banks—3.8%
Bank of America Corp.	1,404,809	46,527,274
Citigroup, Inc.	389,842	17,632,554
Citizens Financial Group, Inc.	99,126	3,902,591
Comerica, Inc.	26,357	1,761,966
Fifth Third Bancorp (b)	138,155	4,532,866
First Republic Bank	36,818	4,487,746
Huntington Bancshares, Inc.	290,387	4,094,457
JPMorgan Chase & Co.	590,384	79,170,494
KeyCorp	187,784	3,271,197
M&T Bank Corp.	34,743	5,039,820
PNC Financial Services Group, Inc. (The)	81,178	12,821,253
Regions Financial Corp. (b)	188,081	4,055,026
Signature Bank	12,665	1,459,261
SVB Financial Group (a)	11,896	2,737,745
Truist Financial Corp.	267,046	11,490,989
U.S. Bancorp	272,145	11,868,244

Banks—(Continued)
Wells Fargo & Co.	766,960	31,667,778
Zions Bancorp N.A. (b)	30,114	1,480,404

		248,001,665

Beverages—1.9%
Brown-Forman Corp. - Class B	36,804	2,417,287
Coca-Cola Co. (The)	783,378	49,830,675
Constellation Brands, Inc. - Class A	32,673	7,571,968
Keurig Dr Pepper, Inc.	171,034	6,099,072
Molson Coors Beverage Co. - Class B (b)	37,839	1,949,465
Monster Beverage Corp. (a)	76,660	7,783,290
PepsiCo, Inc.	277,300	50,097,018

		125,748,775

Biotechnology—2.4%
AbbVie, Inc.	355,953	57,525,564
Amgen, Inc. (b)	107,397	28,206,748
Biogen, Inc. (a)	28,984	8,026,249
Gilead Sciences, Inc.	252,449	21,672,747
Incyte Corp. (a)	37,166	2,985,173
Moderna, Inc. (a) (b)	66,501	11,944,910
Regeneron Pharmaceuticals, Inc. (a)	21,554	15,550,995
Vertex Pharmaceuticals, Inc. (a)	51,666	14,920,108

		160,832,494

Building Products—0.4%
A.O. Smith Corp. (b)	25,535	1,461,623
Allegion plc (b)	17,681	1,861,102
Carrier Global Corp. (b)	168,319	6,943,159
Johnson Controls International plc	138,618	8,871,552
Masco Corp. (b)	45,393	2,118,491
Trane Technologies plc	46,355	7,791,812

		29,047,739

Capital Markets—3.1%
Ameriprise Financial, Inc.	21,419	6,669,234
Bank of New York Mellon Corp. (The)	148,045	6,739,008
BlackRock, Inc.	30,231	21,422,594
Cboe Global Markets, Inc.	21,351	2,678,910
Charles Schwab Corp. (The)	307,008	25,561,486
CME Group, Inc.	72,404	12,175,457
FactSet Research Systems, Inc.	7,668	3,076,478
Franklin Resources, Inc. (b)	57,175	1,508,276
Goldman Sachs Group, Inc. (The)	68,159	23,404,437
Intercontinental Exchange, Inc.	112,423	11,533,476
Invesco, Ltd. (b)	91,540	1,646,805
MarketAxess Holdings, Inc. (b)	7,576	2,112,871
Moody’s Corp.	31,712	8,835,597
Morgan Stanley (b)	265,339	22,559,122
MSCI, Inc.	16,094	7,486,446
Nasdaq, Inc.	68,229	4,185,849
Northern Trust Corp.	41,949	3,712,067
Raymond James Financial, Inc. (b)	38,965	4,163,410
S&P Global, Inc.	67,025	22,449,353
State Street Corp.	73,856	5,729,010

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
T. Rowe Price Group, Inc. (b)	44,978	$4,905,301

		202,555,187

Chemicals—1.8%
Air Products & Chemicals, Inc.	44,643	13,761,651
Albemarle Corp.	23,580	5,113,559
Celanese Corp.	20,078	2,052,775
CF Industries Holdings, Inc.	39,488	3,364,378
Corteva, Inc.	143,810	8,453,152
Dow, Inc.	141,649	7,137,693
DuPont de Nemours, Inc. (b)	99,991	6,862,382
Eastman Chemical Co.	24,151	1,966,857
Ecolab, Inc.	49,876	7,259,951
FMC Corp.	25,354	3,164,179
International Flavors & Fragrances, Inc. (b)	51,317	5,380,074
Linde plc	99,507	32,457,193
LyondellBasell Industries NV - Class A (b)	51,121	4,244,577
Mosaic Co. (The)	68,530	3,006,411
PPG Industries, Inc.	47,305	5,948,131
Sherwin-Williams Co. (The)	47,465	11,264,868

		121,437,831

Commercial Services & Supplies—0.5%
Cintas Corp.	17,373	7,845,994
Copart, Inc. (a)	86,251	5,251,823
Republic Services, Inc.	41,342	5,332,705
Rollins, Inc.	46,587	1,702,289
Waste Management, Inc.	75,183	11,794,709

		31,927,520

Communications Equipment—0.9%
Arista Networks, Inc. (a)	49,818	6,045,414
Cisco Systems, Inc.	826,433	39,371,268
F5, Inc. (a)	12,048	1,729,009
Juniper Networks, Inc.	65,325	2,087,787
Motorola Solutions, Inc.	33,654	8,672,972

		57,906,450

Construction & Engineering—0.1%
Quanta Services, Inc. (b)	28,762	4,098,585

Construction Materials—0.1%
Martin Marietta Materials, Inc.	12,498	4,223,949
Vulcan Materials Co.	26,751	4,684,368

		8,908,317

Consumer Finance—0.5%
American Express Co.	120,320	17,777,280
Capital One Financial Corp.	76,826	7,141,745
Discover Financial Services	54,993	5,379,965
Synchrony Financial	90,683	2,979,844

		33,278,834

Containers & Packaging—0.3%
AMCOR plc	299,704	3,569,474
Avery Dennison Corp.	16,297	2,949,757
Ball Corp. (b)	63,184	3,231,230
International Paper Co.	71,587	2,479,058
Packaging Corp. of America	18,625	2,382,324
Sealed Air Corp.	29,116	1,452,306
Westrock Co.	51,184	1,799,629

		17,863,778

Distributors—0.2%
Genuine Parts Co.	28,372	4,922,826
LKQ Corp.	51,087	2,728,556
Pool Corp.	7,860	2,376,314

		10,027,696

Diversified Financial Services—1.7%
Berkshire Hathaway, Inc. - Class B (a)	362,643	112,020,423

Diversified Telecommunication Services—0.9%
AT&T, Inc.	1,434,494	26,409,034
Lumen Technologies, Inc. (b)	191,577	1,000,032
Verizon Communications, Inc.	845,322	33,305,687

		60,714,753

Electric Utilities—2.1%
Alliant Energy Corp.	50,524	2,789,430
American Electric Power Co., Inc. (b)	103,428	9,820,489
Constellation Energy Corp.	65,820	5,674,342
Duke Energy Corp.	154,995	15,962,935
Edison International (b)	76,862	4,889,961
Entergy Corp.	40,956	4,607,550
Evergy, Inc.	46,200	2,907,366
Eversource Energy	70,105	5,877,603
Exelon Corp.	200,016	8,646,692
FirstEnergy Corp.	109,326	4,585,132
NextEra Energy, Inc.	399,968	33,437,325
NRG Energy, Inc.	46,370	1,475,493
PG&E Corp. (a)(b)	324,061	5,269,232
Pinnacle West Capital Corp.	22,772	1,731,583
PPL Corp.	148,203	4,330,492
Southern Co. (The)	219,123	15,647,573
Xcel Energy, Inc.	110,147	7,722,406

		135,375,604

Electrical Equipment—0.6%
AMETEK, Inc.	46,224	6,458,417
Eaton Corp. plc	80,047	12,563,377
Emerson Electric Co.	119,014	11,432,485
Generac Holdings, Inc. (a) (b)	12,752	1,283,616
Rockwell Automation, Inc.	23,115	5,953,731

		37,691,626

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	119,778	9,119,897
CDW Corp.	27,251	4,866,483

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Corning, Inc. (b)	153,217	$4,893,751
Keysight Technologies, Inc. (a)	35,987	6,156,296
TE Connectivity, Ltd.	64,022	7,349,726
Teledyne Technologies, Inc. (a)	9,434	3,772,751
Trimble, Inc. (a)(b)	49,639	2,509,748
Zebra Technologies Corp. - Class A (a)	10,392	2,664,613

		41,333,265

Energy Equipment & Services—0.4%
Baker Hughes Co. (b)	201,571	5,952,392
Halliburton Co.	182,768	7,191,921
Schlumberger, Ltd.	285,409	15,257,965

		28,402,278

Entertainment—1.3%
Activision Blizzard, Inc.	143,346	10,973,136
Electronic Arts, Inc. (b)	52,790	6,449,882
Live Nation Entertainment, Inc. (a) (b)	28,750	2,005,025
Netflix, Inc. (a)	89,572	26,412,991
Take-Two Interactive Software, Inc. (a)	31,751	3,306,232
Walt Disney Co. (The) (a)	366,937	31,879,487
Warner Bros Discovery, Inc. (a) (b)	444,787	4,216,581

		85,243,334

Equity Real Estate Investment Trusts—2.6%
Alexandria Real Estate Equities, Inc. (b)	30,054	4,377,966
American Tower Corp.	93,715	19,854,460
AvalonBay Communities, Inc.	28,158	4,548,080
Boston Properties, Inc.	28,711	1,940,289
Camden Property Trust	21,441	2,398,819
Crown Castle, Inc.	87,162	11,822,654
Digital Realty Trust, Inc. (b)	57,871	5,802,725
Equinix, Inc. (b)	18,626	12,200,589
Equity Residential	68,459	4,039,081
Essex Property Trust, Inc.	13,033	2,761,953
Extra Space Storage, Inc.	26,955	3,967,237
Federal Realty Investment Trust	14,710	1,486,298
Healthpeak Properties, Inc.	108,193	2,712,398
Host Hotels & Resorts, Inc.	143,918	2,309,884
Invitation Homes, Inc. (b)	116,909	3,465,183
Iron Mountain, Inc. (b)	58,513	2,916,873
Kimco Realty Corp. (b)	124,481	2,636,508
Mid-America Apartment Communities, Inc.	23,243	3,648,919
Prologis, Inc.	185,793	20,944,445
Public Storage	31,817	8,914,805
Realty Income Corp. (b)	126,231	8,006,832
Regency Centers Corp. (b)	30,998	1,937,375
SBA Communications Corp.	21,731	6,091,417
Simon Property Group, Inc.	65,806	7,730,889
UDR, Inc.	61,592	2,385,458
Ventas, Inc.	80,453	3,624,408
VICI Properties, Inc.	193,848	6,280,675
Vornado Realty Trust (b)	32,423	674,723
Welltower, Inc. (b)	95,107	6,234,264
Weyerhaeuser Co. (b)	148,122	4,591,782

		170,306,989

Food & Staples Retailing—1.5%
Costco Wholesale Corp.	89,086	40,667,759
Kroger Co. (The)	131,107	5,844,750
Sysco Corp.	102,000	7,797,900
Walgreens Boots Alliance, Inc. (b)	144,474	5,397,548
Walmart, Inc.	284,082	40,279,987

		99,987,944

Food Products—1.2%
Archer-Daniels-Midland Co. (b)	110,567	10,266,146
Campbell Soup Co. (b)	40,423	2,294,005
Conagra Brands, Inc.	96,462	3,733,079
General Mills, Inc. (b)	119,464	10,017,056
Hershey Co. (The)	29,581	6,850,072
Hormel Foods Corp.	58,266	2,654,016
J.M. Smucker Co. (The) (b)	21,447	3,398,492
Kellogg Co.	51,518	3,670,142
Kraft Heinz Co. (The) (b)	160,256	6,524,022
Lamb Weston Holdings, Inc.	28,949	2,586,883
McCormick & Co., Inc. (b)	50,439	4,180,889
Mondelez International, Inc. - Class A	274,866	18,319,819
Tyson Foods, Inc. - Class A	58,292	3,628,677

		78,123,298

Gas Utilities—0.0%
Atmos Energy Corp. (b)	28,156	3,155,443

Health Care Equipment & Supplies—2.8%
Abbott Laboratories	350,939	38,529,593
Align Technology, Inc. (a)	14,622	3,083,780
Baxter International, Inc. (b)	101,467	5,171,773
Becton Dickinson & Co.	57,403	14,597,583
Boston Scientific Corp. (a)	288,289	13,339,132
Cooper Cos., Inc. (The)	9,932	3,284,214
Dentsply Sirona, Inc. (b)	43,256	1,377,271
DexCom, Inc. (a)	77,744	8,803,731
Edwards Lifesciences Corp. (a)	124,440	9,284,468
Hologic, Inc. (a)	50,249	3,759,128
IDEXX Laboratories, Inc. (a) (b)	16,669	6,800,285
Intuitive Surgical, Inc. (a)	71,128	18,873,815
Medtronic plc	267,526	20,792,121
ResMed, Inc.	29,484	6,136,505
STERIS plc (b)	20,092	3,710,791
Stryker Corp.	67,790	16,573,977
Teleflex, Inc. (b)	9,441	2,356,757
Zimmer Biomet Holdings, Inc.	42,238	5,385,345

		181,860,269

Health Care Providers & Services—3.6%
AmerisourceBergen Corp.	32,597	5,401,649
Cardinal Health, Inc. (b)	52,761	4,055,738
Centene Corp. (a)	113,974	9,347,008
Cigna Corp.	61,538	20,390,001
CVS Health Corp.	264,470	24,645,959
DaVita, Inc. (a)	11,062	825,999
Elevance Health, Inc.	48,071	24,658,981

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
HCA Healthcare, Inc.	42,678	$10,241,013
Henry Schein, Inc. (a)	27,282	2,179,013
Humana, Inc.	25,482	13,051,626
Laboratory Corp. of America Holdings	17,833	4,199,315
McKesson Corp. (b)	28,540	10,705,925
Molina Healthcare, Inc. (a)	11,755	3,881,736
Quest Diagnostics, Inc.	22,923	3,586,074
UnitedHealth Group, Inc.	188,062	99,706,711
Universal Health Services, Inc. - Class B	12,913	1,819,313

		238,696,061

Hotels, Restaurants & Leisure—2.0%
Booking Holdings, Inc. (a)	7,808	15,735,306
Caesars Entertainment, Inc. (a)	43,186	1,796,538
Carnival Corp. (a)(b)	201,565	1,624,614
Chipotle Mexican Grill, Inc. (a)	5,580	7,742,194
Darden Restaurants, Inc.	24,633	3,407,483
Domino’s Pizza, Inc.	7,125	2,468,100
Expedia Group, Inc. (a)	30,305	2,654,718
Hilton Worldwide Holdings, Inc.	54,436	6,878,533
Las Vegas Sands Corp. (a) (b)	66,137	3,179,205
Marriott International, Inc. - Class A	54,155	8,063,138
McDonald’s Corp.	147,420	38,849,593
MGM Resorts International	64,154	2,151,084
Norwegian Cruise Line Holdings, Ltd. (a) (b)	84,816	1,038,148
Royal Caribbean Cruises, Ltd. (a) (b)	44,171	2,183,372
Starbucks Corp. (b)	231,044	22,919,565
Wynn Resorts, Ltd. (a)	20,754	1,711,582
Yum! Brands, Inc.	56,697	7,261,752

		129,664,925

Household Durables—0.3%
DR Horton, Inc. (b)	62,998	5,615,642
Garmin, Ltd.	30,861	2,848,162
Lennar Corp. - Class A (b)	51,278	4,640,659
Mohawk Industries, Inc. (a)	10,613	1,084,861
Newell Brands, Inc. (b)	75,755	990,875
NVR, Inc. (a)	605	2,790,611
PulteGroup, Inc.	45,854	2,087,732
Whirlpool Corp. (b)	10,965	1,551,109

		21,609,651

Household Products—1.6%
Church & Dwight Co., Inc.	49,084	3,956,661
Clorox Co. (The) (b)	24,834	3,484,955
Colgate-Palmolive Co.	168,108	13,245,229
Kimberly-Clark Corp. (b)	67,929	9,221,362
Procter & Gamble Co. (The)	476,964	72,288,664

		102,196,871

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (The)	134,442	3,866,552

Industrial Conglomerates—0.9%
3M Co.	111,254	13,341,580

Industrial Conglomerates—(Continued)
General Electric Co.	219,927	18,427,683
Honeywell International, Inc.	135,322	28,999,505

		60,768,768

Insurance—2.4%
Aflac, Inc.	113,887	8,193,031
Allstate Corp. (The) (b)	53,380	7,238,328
American International Group, Inc.	149,544	9,457,162
Aon plc - Class A (b)	41,635	12,496,329
Arch Capital Group, Ltd. (a)	74,446	4,673,720
Arthur J. Gallagher & Co. (b)	42,437	8,001,072
Assurant, Inc.	10,633	1,329,763
Brown & Brown, Inc.	47,314	2,695,478
Chubb, Ltd.	83,540	18,428,924
Cincinnati Financial Corp. (b)	31,637	3,239,312
Everest Re Group, Ltd.	7,883	2,611,401
Globe Life, Inc.	18,207	2,194,854
Hartford Financial Services Group, Inc. (The)	64,025	4,855,016
Lincoln National Corp. (b)	30,993	952,105
Loews Corp.	39,664	2,313,601
Marsh & McLennan Cos., Inc.	99,835	16,520,696
MetLife, Inc. (c)	132,654	9,600,170
Principal Financial Group, Inc. (b)	45,801	3,843,620
Progressive Corp. (The)	117,760	15,274,650
Prudential Financial, Inc.	74,069	7,366,903
Travelers Cos., Inc. (The)	47,169	8,843,716
W.R. Berkley Corp.	41,144	2,985,820
Willis Towers Watson plc (b)	21,786	5,328,420

		158,444,091

Interactive Media & Services—3.9%
Alphabet, Inc. - Class A (a)	1,202,221	106,071,959
Alphabet, Inc. - Class C (a) (d)	1,065,720	94,561,336
Match Group, Inc. (a)	56,217	2,332,443
Meta Platforms, Inc. - Class A (a)	452,603	54,466,245

		257,431,983

Internet & Direct Marketing Retail—2.4%
Amazon.com, Inc. (a)	1,786,413	150,058,692
eBay, Inc.	109,224	4,529,519
Etsy, Inc. (a) (b)	25,298	3,030,195

		157,618,406

IT Services—4.4%
Accenture plc - Class A	126,820	33,840,649
Akamai Technologies, Inc. (a) (b)	31,649	2,668,011
Automatic Data Processing, Inc.	83,495	19,943,616
Broadridge Financial Solutions, Inc.	23,681	3,176,333
Cognizant Technology Solutions Corp. - Class A	103,439	5,915,676
DXC Technology Co. (a)	46,306	1,227,109
EPAM Systems, Inc. (a)(b)	11,576	3,793,918
Fidelity National Information Services, Inc.	119,432	8,103,461
Fiserv, Inc. (a)	127,815	12,918,262
FleetCor Technologies, Inc. (a)	14,844	2,726,546
Gartner, Inc. (a)	15,906	5,346,643

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Global Payments, Inc. (b)	54,425	$5,405,491
International Business Machines Corp.	181,979	25,639,021
Jack Henry & Associates, Inc.	14,683	2,577,747
MasterCard, Inc. - Class A (b)	170,860	59,413,148
Paychex, Inc.	64,560	7,460,554
PayPal Holdings, Inc. (a)	229,460	16,342,141
VeriSign, Inc. (a)	18,564	3,813,788
Visa, Inc. - Class A (b)	329,089	68,371,531

		288,683,645

Leisure Products—0.0%
Hasbro, Inc.	26,131	1,594,252

Life Sciences Tools & Services—1.9%
Agilent Technologies, Inc.	59,586	8,917,045
Bio-Rad Laboratories, Inc. - Class A (a)	4,334	1,822,404
Bio-Techne Corp.	31,594	2,618,511
Charles River Laboratories International, Inc. (a)	10,241	2,231,514
Danaher Corp.	131,869	35,000,670
Illumina, Inc. (a)	31,661	6,401,854
IQVIA Holdings, Inc. (a)	37,385	7,659,813
Mettler-Toledo International, Inc. (a)	4,488	6,487,180
PerkinElmer, Inc.	25,406	3,562,429
Thermo Fisher Scientific, Inc.	78,940	43,471,468
Waters Corp. (a)	11,958	4,096,572
West Pharmaceutical Services, Inc.	14,901	3,506,950

		125,776,410

Machinery—1.9%
Caterpillar, Inc.	104,746	25,092,952
Cummins, Inc.	28,384	6,877,159
Deere & Co.	55,282	23,702,710
Dover Corp.	28,250	3,825,333
Fortive Corp.	71,213	4,575,435
IDEX Corp. (b)	15,180	3,466,049
Illinois Tool Works, Inc. (b)	56,265	12,395,180
Ingersoll Rand, Inc.	81,501	4,258,427
Nordson Corp.	10,824	2,573,081
Otis Worldwide Corp.	83,848	6,566,137
PACCAR, Inc. (b)	69,997	6,927,603
Parker-Hannifin Corp.	25,845	7,520,895
Pentair plc	33,109	1,489,243
Snap-on, Inc. (b)	10,699	2,444,615
Stanley Black & Decker, Inc.	29,777	2,236,848
Westinghouse Air Brake Technologies Corp.	36,605	3,653,545
Xylem, Inc. (b)	36,274	4,010,816

		121,616,028

Media—0.8%
Charter Communications, Inc. - Class A (a)	21,620	7,331,342
Comcast Corp. - Class A	868,297	30,364,346
DISH Network Corp. - Class A (a)(b)	50,591	710,298
Fox Corp. - Class A (b)	60,880	1,848,926
Fox Corp. - Class B	28,043	797,823
Interpublic Group of Cos., Inc. (The) (b)	78,200	2,604,842

Media—(Continued)
News Corp. - Class A	76,958	1,400,636
News Corp. - Class B (b)	23,730	437,581
Omnicom Group, Inc.	41,043	3,347,877
Paramount Global - Class B (b)	101,650	1,715,852

		50,559,523

Metals & Mining—0.4%
Freeport-McMoRan, Inc.	287,689	10,932,182
Newmont Corp.	159,760	7,540,672
Nucor Corp.	51,636	6,806,141
Steel Dynamics, Inc.	33,571	3,279,887

		28,558,882

Multi-Utilities—0.9%
Ameren Corp.	52,034	4,626,863
CenterPoint Energy, Inc.	126,710	3,800,033
CMS Energy Corp.	58,420	3,699,738
Consolidated Edison, Inc.	71,425	6,807,517
Dominion Energy, Inc.	167,718	10,284,468
DTE Energy Co.	38,995	4,583,082
NiSource, Inc.	81,745	2,241,448
Public Service Enterprise Group, Inc.	100,426	6,153,101
Sempra Energy	63,268	9,777,437
WEC Energy Group, Inc.	63,489	5,952,729

		57,926,416

Multiline Retail—0.5%
Dollar General Corp.	45,402	11,180,242
Dollar Tree, Inc. (a)	42,369	5,992,671
Target Corp.	92,640	13,807,066

		30,979,979

Oil, Gas & Consumable Fuels—4.7%
APA Corp.	64,712	3,020,756
Chevron Corp.	358,059	64,268,010
ConocoPhillips	250,804	29,594,872
Coterra Energy, Inc. (b)	158,699	3,899,234
Devon Energy Corp.	131,574	8,093,117
Diamondback Energy, Inc.	35,424	4,845,295
EOG Resources, Inc.	118,227	15,312,761
EQT Corp. (b)	73,877	2,499,259
Exxon Mobil Corp.	828,913	91,429,104
Hess Corp.	55,849	7,920,505
Kinder Morgan, Inc. (b)	398,126	7,198,118
Marathon Oil Corp.	127,823	3,460,169
Marathon Petroleum Corp.	94,330	10,979,069
Occidental Petroleum Corp.	146,354	9,218,838
ONEOK, Inc. (b)	89,961	5,910,438
Phillips 66	95,129	9,901,026
Pioneer Natural Resources Co.	47,823	10,922,295
Targa Resources Corp.	45,563	3,348,880
Valero Energy Corp.	77,596	9,843,829
Williams Cos., Inc. (The) (b)	245,154	8,065,567

		309,731,142

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—0.2%
Estee Lauder Cos., Inc. (The) - Class A	46,549	$11,549,272

Pharmaceuticals—4.8%
Bristol-Myers Squibb Co.	427,945	30,790,643
Catalent, Inc. (a)	36,222	1,630,352
Eli Lilly and Co.	158,736	58,071,978
Johnson & Johnson	526,233	92,959,060
Merck & Co., Inc.	510,314	56,619,338
Organon & Co. (b)	51,197	1,429,932
Pfizer, Inc.	1,129,825	57,892,233
Viatris, Inc.	244,084	2,716,655
Zoetis, Inc.	93,809	13,747,709

		315,857,900

Professional Services—0.4%
CoStar Group, Inc. (a) (b)	81,856	6,325,832
Equifax, Inc. (b)	24,645	4,790,002
Jacobs Solutions, Inc.	25,684	3,083,878
Leidos Holdings, Inc.	27,512	2,893,987
Robert Half International, Inc. (b)	21,838	1,612,300
Verisk Analytics, Inc.	31,477	5,553,172

		24,259,171

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (a)	63,592	4,894,040

Road & Rail—0.9%
CSX Corp.	423,164	13,109,621
J.B. Hunt Transport Services, Inc.	16,672	2,906,930
Norfolk Southern Corp.	46,598	11,482,679
Old Dominion Freight Line, Inc.	18,235	5,174,728
Union Pacific Corp.	123,745	25,623,877

		58,297,835

Semiconductors & Semiconductor Equipment—5.0%
Advanced Micro Devices, Inc. (a)	324,528	21,019,679
Analog Devices, Inc.	103,525	16,981,206
Applied Materials, Inc.	173,159	16,862,223
Broadcom, Inc. (b)	81,519	45,579,718
Enphase Energy, Inc. (a)	27,358	7,248,776
First Solar, Inc. (a)	19,955	2,989,059
Intel Corp.	830,666	21,954,502
KLA Corp.	28,525	10,754,781
Lam Research Corp.	27,450	11,537,235
Microchip Technology, Inc.	110,703	7,776,886
Micron Technology, Inc.	218,821	10,936,674
Monolithic Power Systems, Inc. (b)	8,976	3,174,003
NVIDIA Corp.	501,177	73,242,007
NXP Semiconductors NV	52,158	8,242,529
ON Semiconductor Corp. (a) (b)	87,036	5,428,435
Qorvo, Inc. (a)	20,407	1,849,690
QUALCOMM, Inc.	225,630	24,805,762
Skyworks Solutions, Inc.	32,293	2,942,861
SolarEdge Technologies, Inc. (a)	11,250	3,186,788
Teradyne, Inc. (b)	31,349	2,738,335

Semiconductors & Semiconductor Equipment—(Continued)
Texas Instruments, Inc.	182,672	30,181,068

		329,432,217

Software—8.2%
Adobe, Inc. (a)	93,573	31,490,122
ANSYS, Inc. (a)	17,534	4,236,039
Autodesk, Inc. (a)	43,447	8,118,941
Cadence Design Systems, Inc. (a)	55,213	8,869,416
Ceridian HCM Holding, Inc. (a)	30,914	1,983,133
Fortinet, Inc. (a)	130,512	6,380,732
Gen Digital, Inc.	116,681	2,500,474
Intuit, Inc.	56,734	22,082,007
Microsoft Corp.	1,500,407	359,827,607
Oracle Corp.	309,323	25,284,062
Paycom Software, Inc. (a)(b)	9,784	3,036,073
PTC, Inc. (a)	21,278	2,554,211
Roper Technologies, Inc.	21,346	9,223,393
Salesforce.com, Inc. (a)	201,276	26,687,185
ServiceNow, Inc. (a)	40,658	15,786,282
Synopsys, Inc. (a)	30,777	9,826,788
Tyler Technologies, Inc. (a)(b)	8,381	2,702,118

		540,588,583

Specialty Retail—2.4%
Advance Auto Parts, Inc.	12,100	1,779,063
AutoZone, Inc. (a)	3,821	9,423,274
Bath & Body Works, Inc.	45,966	1,937,007
Best Buy Co., Inc.	40,328	3,234,709
CarMax, Inc. (a)(b)	31,804	1,936,545
Home Depot, Inc. (The)	206,052	65,083,585
Lowe’s Cos., Inc.	124,932	24,891,451
O’Reilly Automotive, Inc. (a)	12,595	10,630,558
Ross Stores, Inc.	69,855	8,108,070
TJX Cos., Inc. (The)	233,692	18,601,883
Tractor Supply Co.	22,234	5,001,983
Ulta Beauty, Inc. (a)	10,310	4,836,112

		155,464,240

Technology Hardware, Storage & Peripherals—6.2%
Apple, Inc.	3,009,807	391,064,224
Hewlett Packard Enterprise Co.	258,982	4,133,353
HP, Inc.	178,174	4,787,535
NetApp, Inc.	43,750	2,627,625
Seagate Technology Holdings plc (b)	38,645	2,033,113
Western Digital Corp. (a)	63,935	2,017,149

		406,662,999

Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc. - Class B	253,545	29,667,300
Ralph Lauren Corp. (b)	8,270	873,891
Tapestry, Inc.	48,499	1,846,842
VF Corp. (b)	66,477	1,835,430

		34,223,463

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Tobacco—0.7%
Altria Group, Inc.	360,721	$16,488,557
Philip Morris International, Inc.	312,018	31,579,342

		48,067,899

Trading Companies & Distributors—0.2%
Fastenal Co. (b)	115,282	5,455,144
United Rentals, Inc. (a)	13,950	4,958,109
WW Grainger, Inc. (b)	9,052	5,035,175

		15,448,428

Water Utilities—0.1%
American Water Works Co., Inc. (b)	36,597	5,578,115

Wireless Telecommunication Services—0.3%
T-Mobile U.S., Inc. (a)	120,201	16,828,140

Total Common Stocks (Cost $2,681,986,612)		6,467,584,180

Mutual Funds—1.3%

Investment Company Securities—1.3%
SPDR S&P 500 ETF Trust (b) (Cost $89,554,699)	228,000	87,194,040

Short-Term Investments—0.4%

U.S. Treasury—0.4%
U.S. Treasury Bills 3.407%, 01/17/23 (e)	7,675,000	7,664,020
3.684%, 01/31/23 (e)	17,700,000	17,660,344

Total Short-Term Investments (Cost $25,320,067)		25,324,364

Securities Lending Reinvestments (f)—7.9%

Certificates of Deposit—3.7%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (g)	5,000,000	5,006,754
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (g)	8,000,000	8,000,000
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (g)	5,000,000	4,999,774
4.810%, SOFR + 0.510%, 03/15/23 (g)	20,000,000	20,008,405
4.980%, SOFR + 0.680%, 08/16/23 (g)	12,000,000	12,014,028
Barclays Bank plc 4.670%, SOFR + 0.370%, 03/21/23 (g)	10,000,000	9,999,980
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (g)	8,000,000	8,002,784
Canadian Imperial Bank of Commerce (NY) 4.800%, SOFR + 0.500%, 03/03/23 (g)	15,000,000	15,005,742
Commonwealth Bank of Australia 4.680%, SOFR + 0.380%, 03/30/23 (g)	5,000,000	5,000,370

Certificates of Deposit—(Continued)
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (g)	10,000,000	10,000,000
4.830%, SOFR + 0.530%, 02/01/23 (g)	6,000,000	6,001,254
Credit Agricole S.A. 4.700%, 02/03/23	6,000,000	6,001,500
Credit Industriel et Commercial 4.730%, SOFR + 0.430%, 01/06/23 (g)	15,000,000	15,000,420
Credit Industriel et Commercial (NY) 4.710%, FEDEFF PRV + 0.380%, 01/09/23 (g)	10,000,000	10,000,290
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 01/17/23	5,000,000	4,989,050
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (g)	7,000,000	7,002,102
MUFG Bank Ltd. (NY) 4.810%, SOFR + 0.510%, 02/17/23 (g)	6,000,000	6,001,524
Natixis S.A. 4.750%, SOFR + 0.450%, 06/21/23 (g)	5,000,000	5,001,619
Nordea Bank Abp (NY) 4.760%, SOFR + 0.460%, 02/13/23 (g)	5,000,000	5,000,855
4.850%, SOFR + 0.550%, 02/21/23 (g)	10,000,000	10,003,350
Royal Bank of Canada 4.880%, SOFR + 0.580%, 09/20/23 (g)	10,000,000	10,006,610
4.890%, FEDEFF PRV + 0.560%, 04/10/23 (g)	5,000,000	5,002,880
Sumitomo Mitsui Banking Corp. 5.050%, SOFR + 0.750%, 04/21/23 (g)	12,000,000	12,016,248
Sumitomo Mitsui Trust Bank, Ltd. 4.840%, SOFR + 0.540%, 01/10/23 (g)	5,000,000	5,000,390
4.890%, SOFR + 0.590%, 02/01/23 (g)	11,000,000	11,004,312
Svenska Handelsbanken AB 4.900%, SOFR + 0.600%, 04/12/23 (g)	7,000,000	7,004,753
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (g)	10,000,000	9,998,900
4.850%, SOFR + 0.550%, 02/22/23 (g)	10,000,000	10,003,410

		243,077,304

Commercial Paper—0.4%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (g)	8,000,000	8,002,024
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (g)	10,000,000	10,013,620
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (g)	5,000,000	5,004,940
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (g)	6,000,000	6,000,000

		29,020,584

Master Demand Notes—0.2%
Natixis Financial Products LLC 4.550%, OBFR + 0.230%, 01/03/23 (g)	10,000,000	10,000,000
4.570%, OBFR + 0.250%, 01/03/23 (g)	1,000,000	1,000,000

		11,000,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—1.7%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $11,189,781; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $11,408,176.	11,184,487	$11,184,487
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $6,026,950; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $6,120,000.	6,000,000	6,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $20,500,528; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $20,400,003.	20,000,000	20,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $46,539,060; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $47,540,586.	46,500,000	46,500,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $30,025,783; collateralized by various Common Stock with an aggregate market value of $33,395,757.	30,000,000	30,000,000

		113,684,487

Time Deposits—0.6%
Australia & New Zealand Banking Group, Ltd. 4.300%, 01/03/23	5,000,000	5,000,000
Canadian Imperial Bank London 4.250%, 01/03/23	2,000,000	2,000,000
First Abu Dhabi Bank USA NV 4.300%, 01/03/23	10,000,000	10,000,000
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (g)	23,000,000	23,000,000

		40,000,000

Mutual Funds—1.3%
AB Government Money Market Portfolio, Institutional Class 4.110% (h)	5,000,000	5,000,000
Allspring Government Money Market Fund, Select Class 4.090% (h)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (h)	22,400,000	22,400,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (h)	106,309	106,309

Mutual Funds—(Continued)
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (h)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (h)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (h)	30,000,000	30,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (h)	6,000,000	6,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (h)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (h)	5,671,742	5,671,742
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (h)	5,000,000	5,000,000

		83,178,051

Total Securities Lending Reinvestments (Cost $519,854,009)		519,960,426

Total Investments—108.1% (Cost $3,316,715,387)		7,100,063,010
Other assets and liabilities (net)—(8.1)%		(530,437,350)

Net Assets—100.0%		$6,569,625,660

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $507,484,106 and the collateral received consisted of cash in the amount of $519,803,451 and non-cash collateral with a value of $473,008. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $10,647,600.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/17/23	100	USD	19,305,000	$(536,250)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,467,584,180	$—	$—	$6,467,584,180
Total Mutual Funds*	87,194,040	—	—	87,194,040
Total Short-Term Investments*	—	25,324,364	—	25,324,364
Securities Lending Reinvestments
Certificates of Deposit	—	243,077,304	—	243,077,304
Commercial Paper	—	29,020,584	—	29,020,584
Master Demand Notes	—	11,000,000	—	11,000,000
Repurchase Agreements	—	113,684,487	—	113,684,487
Time Deposits	—	40,000,000	—	40,000,000
Mutual Funds	83,178,051	—	—	83,178,051
Total Securities Lending Reinvestments	83,178,051	436,782,375	—	519,960,426
Total Investments	$6,637,956,271	$462,106,739	$—	$7,100,063,010

Collateral for Securities Loaned (Liability)	$—	$(519,803,451)	$—	$(519,803,451)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(536,250)	$—	$—	$(536,250)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$7,090,462,840
Affiliated investments at value (c)	9,600,170
Receivable for:
Fund shares sold	884,888
Dividends	6,005,019
Prepaid expenses	27,303

Total Assets	7,106,980,220
Liabilities
Due to custodian	218,616
Collateral for securities loaned	519,803,451
Payables for:
Fund shares redeemed	14,622,741
Variation margin on futures contracts	53,750
Accrued Expenses:
Management fees	1,356,906
Distribution and service fees	413,811
Deferred trustees’ fees	168,887
Other expenses	716,398

Total Liabilities	537,354,560

Net Assets	$6,569,625,660

Net Assets Consist of:
Paid in surplus	$2,324,595,835
Distributable earnings (Accumulated losses)	4,245,029,825

Net Assets	$6,569,625,660

Net Assets
Class A	$4,597,241,393
Class B	1,803,125,460
Class D	39,511,934
Class E	118,082,401
Class G	11,664,472
Capital Shares Outstanding*
Class A	88,023,919
Class B	36,663,403
Class D	759,293
Class E	2,284,906
Class G	237,533
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$52.23
Class B	49.18
Class D	52.04
Class E	51.68
Class G	49.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,311,691,085.
(b)	Includes securities loaned at value of $507,484,106.
(c)	Identified cost of affiliated investments was $5,024,302.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$119,353,094
Dividends from affiliated investments	286,961
Interest	275,908
Securities lending income	1,349,914

Total investment income	121,265,877
Expenses
Management fees	18,273,660
Administration fees	273,691
Custodian and accounting fees	355,664
Distribution and service fees—Class B	5,004,097
Distribution and service fees—Class D	45,304
Distribution and service fees—Class E	197,569
Distribution and service fees—Class G	40,445
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	265,247
Insurance	59,630
Miscellaneous	868,685

Total expenses	25,484,999
Less management fee waiver	(921,419)

Net expenses	24,563,580

Net Investment Income	96,702,297

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	474,067,429
Affiliated investments	649,409
Futures contracts	(3,784,214)

Net realized gain (loss)	470,932,624

Net change in unrealized appreciation (depreciation) on:
Investments	(2,140,262,564)
Affiliated investments	773,148
Futures contracts	(940,858)

Net change in unrealized appreciation (depreciation)	(2,140,430,274)

Net realized and unrealized gain (loss)	(1,669,497,650)

Net Increase (Decrease) in Net Assets From Operations	$(1,572,795,353)

(a)	Net of foreign withholding taxes of $27,721.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$96,702,297	$90,777,265
Net realized gain (loss)	470,932,624	669,203,859
Net change in unrealized appreciation (depreciation)	(2,140,430,274)	1,301,896,478

Increase (decrease) in net assets from operations	(1,572,795,353)	2,061,877,602

From Distributions to Shareholders
Class A	(523,222,271)	(437,546,689)
Class B	(209,856,290)	(179,928,270)
Class D	(4,616,007)	(3,929,655)
Class E	(13,361,393)	(11,543,564)
Class G	(1,417,670)	(1,882,826)

Total distributions	(752,473,631)	(634,831,004)

Increase (decrease) in net assets from capital share transactions	98,868,314	(323,558,193)

Total increase (decrease) in net assets	(2,226,400,670)	1,103,488,405

Net Assets
Beginning of period	8,796,026,330	7,692,537,925

End of period	$6,569,625,660	$8,796,026,330

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	2,899,300	$162,358,051	2,016,303	$133,516,077
Reinvestments	10,227,175	523,222,271	6,910,087	437,546,689
Redemptions	(10,635,824)	(616,395,193)	(11,153,403)	(741,683,946)

Net increase (decrease)	2,490,651	$69,185,129	(2,227,013)	$(170,621,180)

Class B
Sales	1,991,762	$109,929,514	2,139,322	$133,630,471
Reinvestments	4,350,255	209,856,290	2,995,310	179,928,270
Redemptions	(5,159,347)	(287,833,483)	(7,062,669)	(445,538,724)

Net increase (decrease)	1,182,670	$31,952,321	(1,928,037)	$(131,979,983)

Class D
Sales	2,641	$153,238	154,801	$10,287,617
Reinvestments	90,510	4,616,007	62,237	3,929,655
Redemptions	(112,530)	(6,391,127)	(234,140)	(15,526,325)

Net increase (decrease)	(19,379)	$(1,621,882)	(17,102)	$(1,309,053)

Class E
Sales	48,836	$2,860,744	60,854	$4,005,045
Reinvestments	263,746	13,361,393	183,932	11,543,564
Redemptions	(270,123)	(15,805,606)	(388,075)	(25,459,101)

Net increase (decrease)	42,459	$416,531	(143,289)	$(9,910,492)

Class G
Sales	5,776	$322,416	5,512	$340,266
Reinvestments	29,424	1,417,670	31,438	1,882,826
Redemptions	(50,935)	(2,803,871)	(186,839)	(11,960,577)

Net increase (decrease)	(15,735)	$(1,063,785)	(149,889)	$(9,737,485)

Increase (decrease) derived from capital shares transactions		$98,868,314		$(323,558,193)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$71.87	$60.62	$56.03	$47.25	$53.40

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.82	0.77	0.87	1.02	1.01
Net realized and unrealized gain (loss)	(14.10)	15.72	8.22	13.01	(3.11)

Total income (loss) from investment operations	(13.28)	16.49	9.09	14.03	(2.10)

Less Distributions
Distributions from net investment income	(0.80)	(1.04)	(1.04)	(1.17)	(0.98)
Distributions from net realized capital gains	(5.56)	(4.20)	(3.46)	(4.08)	(3.07)

Total distributions	(6.36)	(5.24)	(4.50)	(5.25)	(4.05)

Net Asset Value, End of Period	$52.23	$71.87	$60.62	$56.03	$47.25

Total Return (%) (b)	(18.30)	28.36	18.10	31.15	(4.60)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.26	0.26	0.27	0.27	0.27
Ratio of net investment income (loss) to average net assets (%)	1.40	1.17	1.63	1.95	1.90
Portfolio turnover rate (%)	10	12	13	12	14
Net assets, end of period (in millions)	$4,597.2	$6,147.5	$5,319.9	$4,933.6	$4,117.9

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$68.09	$57.69	$53.53	$45.34	$51.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.63	0.58	0.71	0.85	0.84
Net realized and unrealized gain (loss)	(13.35)	14.92	7.82	12.45	(2.97)

Total income (loss) from investment operations	(12.72)	15.50	8.53	13.30	(2.13)

Less Distributions
Distributions from net investment income	(0.63)	(0.90)	(0.91)	(1.03)	(0.85)
Distributions from net realized capital gains	(5.56)	(4.20)	(3.46)	(4.08)	(3.07)

Total distributions	(6.19)	(5.10)	(4.37)	(5.11)	(3.92)

Net Asset Value, End of Period	$49.18	$68.09	$57.69	$53.53	$45.34

Total Return (%) (b)	(18.51)	28.04	17.83	30.80	(4.83)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.51	0.51	0.52	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	1.15	0.92	1.38	1.70	1.65
Portfolio turnover rate (%)	10	12	13	12	14
Net assets, end of period (in millions)	$1,803.1	$2,415.9	$2,158.0	$2,043.2	$1,779.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$71.62	$60.43	$55.86	$47.11	$53.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.75	0.70	0.82	0.96	0.95
Net realized and unrealized gain (loss)	(14.04)	15.66	8.19	12.98	(3.09)

Total income (loss) from investment operations	(13.29)	16.36	9.01	13.94	(2.14)

Less Distributions
Distributions from net investment income	(0.73)	(0.97)	(0.98)	(1.11)	(0.92)
Distributions from net realized capital gains	(5.56)	(4.20)	(3.46)	(4.08)	(3.07)

Total distributions	(6.29)	(5.17)	(4.44)	(5.19)	(3.99)

Net Asset Value, End of Period	$52.04	$71.62	$60.43	$55.86	$47.11

Total Return (%) (b)	(18.38)	28.23	17.99	31.03	(4.69)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.38	0.38	0.38	0.38
Net ratio of expenses to average net assets (%) (c)	0.36	0.36	0.37	0.37	0.37
Ratio of net investment income (loss) to average net assets (%)	1.29	1.07	1.54	1.85	1.80
Portfolio turnover rate (%)	10	12	13	12	14
Net assets, end of period (in millions)	$39.5	$55.8	$48.1	$48.3	$45.1

	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$71.17	$60.08	$55.56	$46.88	$53.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.72	0.67	0.79	0.93	0.92
Net realized and unrealized gain (loss)	(13.96)	15.57	8.14	12.91	(3.08)

Total income (loss) from investment operations	(13.24)	16.24	8.93	13.84	(2.16)

Less Distributions
Distributions from net investment income	(0.69)	(0.95)	(0.95)	(1.08)	(0.90)
Distributions from net realized capital gains	(5.56)	(4.20)	(3.46)	(4.08)	(3.07)

Total distributions	(6.25)	(5.15)	(4.41)	(5.16)	(3.97)

Net Asset Value, End of Period	$51.68	$71.17	$60.08	$55.56	$46.88

Total Return (%) (b)	(18.43)	28.17	17.93	30.93	(4.72)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.41	0.41	0.42	0.42	0.42
Ratio of net investment income (loss) to average net assets (%)	1.25	1.02	1.48	1.80	1.75
Portfolio turnover rate (%)	10	12	13	12	14
Net assets, end of period (in millions)	$118.1	$159.6	$143.3	$140.2	$125.2

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$67.87	$57.51	$53.39	$45.24	$51.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.60	0.54	0.68	0.82	0.82
Net realized and unrealized gain (loss)	(13.31)	14.89	7.78	12.44	(2.98)

Total income (loss) from investment operations	(12.71)	15.43	8.46	13.26	(2.16)

Less Distributions
Distributions from net investment income	(0.49)	(0.87)	(0.88)	(1.03)	(0.83)
Distributions from net realized capital gains	(5.56)	(4.20)	(3.46)	(4.08)	(3.07)

Total distributions	(6.05)	(5.07)	(4.34)	(5.11)	(3.90)

Net Asset Value, End of Period	$49.11	$67.87	$57.51	$53.39	$45.24

Total Return (%) (b)	(18.55)	27.99	17.74	30.77	(4.89)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.09	0.87	1.33	1.65	1.60
Portfolio turnover rate (%)	10	12	13	12	14
Net assets, end of period (in millions)	$11.7	$17.2	$23.2	$21.8	$16.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $218,616 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $113,684,487, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(435,069,656)	$—	$—	$—	$(435,069,656)
Mutual Funds	(84,733,795)	—	—	—	(84,733,795)
Total Borrowings	$(519,803,451)	$—	$—	$—	$(519,803,451)
Gross amount of recognized liabilities for securities lending transactions					$(519,803,451)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$536,250

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(3,784,214)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(940,858)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$20,493,591

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

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Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$734,006,855	$0	$1,299,212,361

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $18,273,660.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2022 were $540,473.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2022	Income earned from affiliates during the period	Number of shares held December 31, 2022
MetLife, Inc.	$9,683,325	$—	$(1,505,712)	$649,409	$773,148	$9,600,170	$286,961	132,654

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$3,420,878,955

Gross unrealized appreciation	3,969,140,382
Gross unrealized (depreciation)	(289,956,327)

Net unrealized appreciation (depreciation)	$3,679,184,055

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$104,263,779	$146,110,100	$648,209,852	$488,720,904	$752,473,631	$634,831,004

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$93,784,150	$472,230,507	$3,679,184,055	$—	$4,245,198,712

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-26

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Stock Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-29

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-30

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-31

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

MetLife Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2022, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-32

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-33

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B, E and F shares of the MFS Total Return Portfolio returned -9.63%, -9.87%, -9.77%, and -9.82%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg U.S. Aggregate Bond Index², returned -18.11% and -13.01%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) returned -15.79%.

MARKET ENVIRONMENT / CONDITIONS

In 2022, markets continued to grapple with the strongest global inflationary pressures in decades, along with signs of slowing economic growth. Intermittent COVID-19 flare-ups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in other parts of the world where the pandemic had been better contained led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.

The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The U.S. Federal Reserve has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary policy sidelines for much of the period, the Bank of Japan widened its yield curve control band, capping the yield on its 10-year bond at 0.50%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.

Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may have peaked for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID-19 restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its blended benchmark in 2022. Overall, the equity portion of the Portfolio outperformed the S&P 500 Index, while the fixed income portion slightly underperformed the Bloomberg U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, an underweight position and stock selection within the Consumer Discretionary sector contributed to performance relative to the S&P 500 Index. Here, not owning shares of both internet retailer Amazon.com and electric vehicle manufacturer Tesla aided relative performance. Security selection and an underweight position in the Communication Services sector further strengthened relative results. Here, not owning shares of social networking service provider Meta Platforms and an underweight position in technology company Alphabet bolstered relative performance.

Security selection and an overweight position in the Health Care sector also supported relative returns. Within this sector, overweight positions in global health services provider Cigna, pharmaceutical company Merck and health services company McKesson benefited relative results. Elsewhere, the Portfolio’s overweight positions in integrated energy company Hess and oil and gas company ConocoPhillips, and not holding shares of computer and personal electronics maker Apple further helped relative performance.

Within the equity portion of the Portfolio, security selection in the Industrials sector detracted from performance relative to the S&P 500 Index, led by overweight positions in power and hand tools manufacturer Stanley Black & Decker and home improvement products maker Masco. Stock selection in the Materials sector also hindered relative performance. However, there were no individual stocks within this sector, either in the Portfolio or in the benchmark, that were among the Portfolio’s largest relative detractors during the period.

Elsewhere, not owning shares of integrated oil and gas company ExxonMobil, integrated energy company Chevron, health insurance and Medicare/Medicaid provider UnitedHealth Group, insurance and investment firm Berkshire Hathaway and pharmaceutical companies Eli Lilly and AbbVie further weighed on relative returns. Additionally, overweight positions in cable services provider Comcast and semiconductor company Intel dampened relative results.

Within the fixed income portion of the Portfolio, the Portfolio’s yield curve positioning detracted from performance relative to its benchmark. Additionally, bond selection within Asset-Backed Securities (“ABS”) and an underweight exposure to the Treasury sector weighed on relative returns.

The Portfolio’s underweight to duration in a rising rate environment contributed to performance relative to the Bloomberg U.S. Aggregate Bond Index. The Portfolio’s bond selection and an underweight

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

position in Agency Mortgage-Backed Securities (“MBS”) also benefited relative performance, as did overweight exposure and security selection in Commercial Mortgage-Backed Securities (“CMBS”).

At year-end, the equity portion of the Portfolio had the largest overweight allocations in the Financials and Industrials sectors. In contrast, the largest underweight allocations in the equity portion of the Portfolio were in the Information Technology (“IT”) and Consumer Discretionary sectors. Over the trailing 12 months, the equity portion of the Portfolio increased its weighting in the Communication Services, Energy and Materials sectors, while decreasing its exposure to the Consumer Staples, Health Care and IT sectors.

The fixed income portion of the Portfolio ended the period approximately neutral duration relative to the Bloomberg U.S. Aggregate Bond Index. The Portfolio was underweight U.S. Treasuries in favor of overweight positions in corporate bonds, ABS, CMBS, Agency MBS, and off-benchmark exposure to Collateralized Loan Obligations (“CLO”). Over the trailing 12 months, the fixed income portion of the Portfolio increased exposure to CLOs, Agency MBS, and corporate bonds, while decreasing exposure to U.S. Treasuries and CMBS.

The Portfolio utilized U.S. Treasury futures during the period for yield curve management purposes to ensure that overall Portfolio duration and yield curve positioning was consistent with the team’s views. Specifically, the U.S. Treasury futures used in the Portfolio were short the 10-year portion of the yield curve and long the 2-year, 5-year, and 30-year portion. Using U.S. Treasury futures instead of cash bonds to achieve this positioning allowed us greater efficiency in modestly adjusting duration and yield positioning over the course of the year.

Steven Gorham

Joshua Marston

Johnathon Munko

Alexander Mackey

Henry Peabody^

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Henry Peabody relinquished his portfolio management duties for the Portfolio subsequent to the end of the reporting period.

¹ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

² The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX & THE S&P 500 INDEX & THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	-9.63	5.19	7.39
Class B	-9.87	4.92	7.12
Class E	-9.77	5.03	7.23
Class F	-9.82	4.98	7.18
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06
S&P 500 Index	-18.11	9.43	12.56
Blended Index	-15.79	5.96	8.09

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Equity Sectors

% of Net Assets
Financials	14.8
Health Care	10.8
Industrials	8.6
Information Technology	7.2
Communication Services	4.4

Top Equity Holdings

% of Net Assets
Goldman Sachs Group, Inc. (The)	2.2
Charles Schwab Corp. (The)	1.9
Microsoft Corp.	1.9
JPMorgan Chase & Co.	1.9
Cigna Corp.	1.8

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	18.7
Corporate Bonds & Notes	13.4
Asset-Backed Securities	4.7
Mortgage-Backed Securities	1.8
Municipals	0.4

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	5.2
U.S. Treasury Bonds	3.3
U.S. Treasury Notes	3.0
Ginnie Mae II 30 Yr. Pool	2.1
Freddie Mac 30 Yr. Pool	1.0

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.61%	$1,000.00	$1,037.10	$3.13
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class B (a)	Actual	0.86%	$1,000.00	$1,035.80	$4.41
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class E (a)	Actual	0.76%	$1,000.00	$1,036.30	$3.90
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class F (a)	Actual	0.81%	$1,000.00	$1,036.00	$4.16
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—58.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Howmet Aerospace, Inc.	74,552	$2,938,094
L3Harris Technologies, Inc.	18,980	3,951,826
Northrop Grumman Corp.	4,448	2,426,873

		9,316,793

Auto Components—1.0%
Aptiv plc (a)	33,103	3,082,883
Lear Corp.	23,818	2,953,908

		6,036,791

Banks—4.8%
Bank of America Corp.	233,833	7,744,549
JPMorgan Chase & Co.	89,310	11,976,471
PNC Financial Services Group, Inc. (The)	20,212	3,192,283
Truist Financial Corp.	171,125	7,363,509

		30,276,812

Beverages—0.4%
Constellation Brands, Inc. - Class A	9,630	2,231,752

Biotechnology—0.2%
Vertex Pharmaceuticals, Inc. (a)	5,339	1,541,796

Building Products—2.1%
Johnson Controls International plc	115,442	7,388,288
Masco Corp.	120,284	5,613,654

		13,001,942

Capital Markets—6.6%
Cboe Global Markets, Inc.	19,303	2,421,947
Charles Schwab Corp. (The)	146,452	12,193,593
Goldman Sachs Group, Inc. (The)	39,644	13,612,957
Invesco, Ltd.	82,148	1,477,843
Morgan Stanley	57,706	4,906,164
Nasdaq, Inc.	47,344	2,904,554
Northern Trust Corp.	41,269	3,651,894

		41,168,952

Chemicals—1.6%
Axalta Coating Systems, Ltd. (a)	128,462	3,271,927
DuPont de Nemours, Inc.	44,938	3,084,095
PPG Industries, Inc.	31,279	3,933,022

		10,289,044

Construction Materials—0.3%
Vulcan Materials Co.	12,239	2,143,171

Distributors—0.6%
LKQ Corp.	73,538	3,927,665

Electric Utilities—2.4%
Duke Energy Corp.	35,280	3,633,487
Exelon Corp.	68,539	2,962,941
PG&E Corp. (a)	250,296	4,069,813

Electric Utilities—(Continued)
Southern Co. (The)	61,962	4,424,707

		15,090,948

Electrical Equipment—2.2%
Eaton Corp. plc	59,792	9,384,355
Regal Rexnord Corp.	36,532	4,383,109

		13,767,464

Entertainment—0.4%
Electronic Arts, Inc.	15,070	1,841,253
Warner Bros Discovery, Inc. (a)	53,638	508,488

		2,349,741

Equity Real Estate Investment Trusts—0.3%
STORE Capital Corp.	52,154	1,672,057

Food & Staples Retailing—0.7%
Walmart, Inc.	29,584	4,194,715

Food Products—1.3%
Archer-Daniels-Midland Co.	25,874	2,402,401
Danone S.A.	29,284	1,542,795
General Mills, Inc.	22,856	1,916,476
J.M. Smucker Co. (The)	9,067	1,436,757
Mondelez International, Inc. - Class A	13,637	908,906

		8,207,335

Health Care Equipment & Supplies—1.1%
Becton Dickinson & Co.	7,901	2,009,224
Medtronic plc	63,631	4,945,402

		6,954,626

Health Care Providers & Services—2.8%
Cigna Corp.	34,130	11,308,634
McKesson Corp.	13,738	5,153,399
Quest Diagnostics, Inc.	8,692	1,359,776

		17,821,809

Hotels, Restaurants & Leisure—0.4%
Booking Holdings, Inc. (a)	528	1,064,068
Wendy’s Co. (The)	69,562	1,574,188

		2,638,256

Household Products—0.2%
Kimberly-Clark Corp.	9,230	1,252,972

Industrial Conglomerates—0.7%
Honeywell International, Inc.	20,213	4,331,646

Insurance—3.5%
Aon plc - Class A	22,629	6,791,868
Chubb, Ltd.	28,262	6,234,597
Travelers Cos., Inc. (The)	17,414	3,264,951
Willis Towers Watson plc	22,170	5,422,339

		21,713,755

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Interactive Media & Services—0.8%
Alphabet, Inc. - Class A (a)	54,850	$4,839,415

IT Services—2.2%
Accenture plc - Class A	11,431	3,050,248
Amdocs, Ltd.	39,414	3,582,733
Cognizant Technology Solutions Corp. - Class A	34,430	1,969,052
Fidelity National Information Services, Inc.	37,720	2,559,302
Fiserv, Inc. (a)	29,077	2,938,812

		14,100,147

Life Sciences Tools & Services—1.6%
Danaher Corp.	21,929	5,820,395
ICON plc (a)	13,214	2,566,820
Thermo Fisher Scientific, Inc.	2,968	1,634,448

		10,021,663

Machinery—1.0%
Ingersoll Rand, Inc.	65,555	3,425,249
Stanley Black & Decker, Inc.	35,677	2,680,056

		6,105,305

Media—2.2%
Comcast Corp. - Class A	281,243	9,835,068
Omnicom Group, Inc.	47,176	3,848,146

		13,683,214

Metals & Mining—0.2%
Rio Tinto plc	16,858	1,182,862

Multiline Retail—0.1%
Dollar Tree, Inc. (a)	5,965	843,690

Oil, Gas & Consumable Fuels—3.2%
ConocoPhillips	64,042	7,556,956
Hess Corp.	44,111	6,255,822
Pioneer Natural Resources Co.	18,713	4,273,862
Suncor Energy, Inc.	70,770	2,244,883

		20,331,523

Pharmaceuticals—4.6%
Bayer AG	57,042	2,945,220
Johnson & Johnson	59,313	10,477,642
Merck & Co., Inc.	78,122	8,667,636
Organon & Co.	46,840	1,308,241
Pfizer, Inc.	56,901	2,915,607
Roche Holding AG	8,457	2,657,712

		28,972,058

Professional Services—0.2%
Equifax, Inc.	7,407	1,439,624

Road & Rail—1.0%
Union Pacific Corp.	29,274	6,061,767

Semiconductors & Semiconductor Equipment—2.2%
Applied Materials, Inc.	29,104	2,834,148
Intel Corp.	108,747	2,874,183
NXP Semiconductors NV	25,774	4,073,065
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	25,851	1,925,641
Texas Instruments, Inc.	14,468	2,390,403

		14,097,440

Software—2.2%
Microsoft Corp.	50,589	12,132,254
Oracle Corp.	22,395	1,830,567

		13,962,821

Specialty Retail—0.2%
Ross Stores, Inc.	8,698	1,009,577

Technology Hardware, Storage & Peripherals—0.2%
Seagate Technology Holdings plc	29,455	1,549,628

Tobacco—1.0%
Philip Morris International, Inc.	64,044	6,481,893

Wireless Telecommunication Services—0.8%
T-Mobile U.S., Inc. (a)	35,533	4,974,620

Total Common Stocks (Cost $284,048,031)		369,587,289

U.S. Treasury & Government Agencies—18.7%

Agency Sponsored Mortgage - Backed—12.4%
Fannie Mae 15 Yr. Pool 2.000%, 05/01/37	2,963,798	2,643,297
2.500%, 11/01/31	20,280	18,924
2.500%, 05/01/37	35,729	32,691
2.500%, 09/01/37	482,978	441,910
2.500%, 11/01/37	405,924	371,405
3.000%, 11/01/28	52,002	49,862
3.000%, 09/01/30	32,531	31,057
3.000%, 12/01/31	504,405	482,495
3.000%, 08/01/33	21,032	19,755
3.000%, 10/01/33	446,227	419,086
3.000%, 12/01/33	39,991	37,558
Fannie Mae 20 Yr. Pool 1.500%, 02/01/42	33,467	27,047
2.000%, 02/01/42	727,329	613,084
2.000%, 03/01/42	453,209	382,020
2.000%, 04/01/42	753,671	635,296
2.500%, 03/01/42	354,031	307,870
2.500%, 04/01/42	548,495	476,976
3.000%, 07/01/37	62,215	57,717
3.000%, 11/01/37	108,887	101,014
3.500%, 04/01/38	100,632	94,457
Fannie Mae 30 Yr. Pool
1.500%, 09/01/51	1,000,000	770,886
2.000%, 01/01/51	53,489	43,900

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
2.000%, 02/01/51	86,954	$71,448
2.000%, 04/01/51	192,848	157,461
2.000%, 12/01/51	4,186,155	3,410,943
2.000%, 03/01/52	2,915,165	2,375,478
2.000%, 04/01/52	944,631	769,496
2.000%, 05/01/52	645,084	525,737
2.000%, 07/01/52	122,428	99,683
2.500%, 02/01/50	205,610	175,940
2.500%, 06/01/50	40,021	34,493
2.500%, 07/01/50	390,531	336,573
2.500%, 10/01/50	353,798	305,066
2.500%, 05/01/51	986,852	836,919
2.500%, 06/01/51	712,645	605,154
2.500%, 08/01/51	130,392	111,278
2.500%, 10/01/51	50,044	42,441
2.500%, 12/01/51	738,943	630,042
2.500%, 01/01/52	1,261,681	1,073,589
2.500%, 03/01/52	1,178,434	1,002,861
2.500%, 04/01/52	839,384	711,448
2.500%, 05/01/52	1,118,267	947,390
2.500%, 09/01/52	498,283	422,142
2.500%, 10/01/52	352,725	298,791
2.500%, 11/01/52	273,884	232,076
3.000%, 09/01/46	94,148	84,357
3.000%, 06/01/51	118,756	105,758
3.000%, 12/01/51	703,124	620,708
3.000%, 01/01/52	324,682	288,591
3.000%, 04/01/52	173,818	152,702
3.000%, 05/01/52	347,458	304,975
3.000%, 08/01/52	348,088	305,549
3.000%, 09/01/52	996,030	874,529
3.000%, 11/01/52	474,143	416,283
3.500%, 11/01/41	27,413	25,647
3.500%, 01/01/42	270,805	253,490
3.500%, 01/01/43	92,461	86,490
3.500%, 04/01/43	302,805	283,180
3.500%, 05/01/43	267,240	249,929
3.500%, 07/01/43	369,995	345,862
3.500%, 08/01/43	142,614	133,430
3.500%, 09/01/43	517,492	483,790
3.500%, 02/01/45	440,283	410,557
3.500%, 09/01/45	368,953	343,309
3.500%, 10/01/45	301,279	280,178
3.500%, 01/01/46	109,299	101,589
3.500%, 05/01/46	110,599	102,751
3.500%, 07/01/46	398,594	370,104
3.500%, 05/01/52	170,214	154,690
3.500%, 09/01/52	699,930	636,086
4.000%, 09/01/40	268,671	258,020
4.000%, 11/01/40	79,213	76,073
4.000%, 12/01/40	181,893	173,732
4.000%, 02/01/41	97,556	93,687
4.000%, 06/01/41	188,277	180,813
4.000%, 11/01/41	79,208	76,067
4.000%, 01/01/42	527,595	506,661

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 04/01/42	50,202	48,201
4.000%, 10/01/42	64,015	61,476
4.000%, 12/01/42	66,622	63,951
4.000%, 01/01/43	84,128	80,606
4.000%, 04/01/43	17,548	16,852
4.000%, 05/01/43	147,715	141,853
4.000%, 06/01/43	76,367	73,340
4.000%, 07/01/43	55,982	53,623
4.000%, 04/01/44	44,312	42,554
4.000%, 05/01/44	148,926	143,019
4.000%, 11/01/44	52,202	50,002
4.000%, 06/01/47	175,429	168,216
4.500%, 08/01/33	52,045	51,322
4.500%, 03/01/34	147,145	145,191
4.500%, 01/01/40	41,124	40,767
4.500%, 08/01/40	11,764	11,649
4.500%, 02/01/41	72,468	71,840
4.500%, 04/01/41	148,945	147,653
4.500%, 11/01/42	35,692	35,383
4.500%, 01/01/43	95,692	94,861
4.500%, 04/01/44	580,577	575,543
4.500%, 06/01/44	53,946	52,238
4.500%, 09/01/52	466,687	449,803
4.500%, 10/01/52	1,008,812	971,038
5.000%, 11/01/33	30,852	31,506
5.000%, 03/01/34	26,109	26,662
5.000%, 05/01/34	8,550	8,731
5.000%, 08/01/34	10,248	10,465
5.000%, 09/01/34	40,536	41,396
5.000%, 06/01/35	28,334	28,936
5.000%, 07/01/35	78,597	80,266
5.000%, 08/01/35	25,279	25,815
5.000%, 09/01/35	16,806	17,162
5.000%, 10/01/35	66,001	67,402
5.000%, 07/01/39	41,972	42,339
5.000%, 10/01/39	35,739	36,246
5.000%, 11/01/39	19,756	19,970
5.000%, 11/01/40	30,324	30,390
5.000%, 03/01/41	24,185	24,491
5.500%, 02/01/33	3,094	3,104
5.500%, 05/01/33	1,730	1,736
5.500%, 06/01/33	57,864	59,123
5.500%, 07/01/33	49,169	50,657
5.500%, 11/01/33	30,350	30,997
5.500%, 01/01/34	37,162	37,641
5.500%, 02/01/34	40,904	41,938
5.500%, 03/01/34	17,042	17,191
5.500%, 04/01/34	17,930	17,986
5.500%, 05/01/34	100,881	102,580
5.500%, 06/01/34	145,010	149,204
5.500%, 07/01/34	38,439	38,916
5.500%, 09/01/34	145,094	146,594
5.500%, 10/01/34	141,070	142,999
5.500%, 11/01/34	184,731	188,329
5.500%, 12/01/34	66,308	67,079

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 01/01/35	125,475	$129,830
5.500%, 04/01/35	29,321	30,295
5.500%, 07/01/35	7,403	7,423
5.500%, 09/01/35	75,359	78,021
5.500%, 11/01/52	1,624,998	1,629,514
5.500%, 01/01/53	350,000	350,939
6.000%, 02/01/32	34,103	34,637
6.000%, 03/01/34	10,314	10,518
6.000%, 04/01/34	94,939	97,014
6.000%, 06/01/34	90,167	92,698
6.000%, 07/01/34	56,165	57,497
6.000%, 08/01/34	85,637	87,553
6.000%, 10/01/34	51,454	52,505
6.000%, 11/01/34	22,279	22,716
6.000%, 12/01/34	6,969	7,076
6.000%, 08/01/35	5,211	5,290
6.000%, 09/01/35	16,916	17,388
6.000%, 10/01/35	34,611	35,467
6.000%, 11/01/35	7,520	7,638
6.000%, 12/01/35	31,553	32,333
6.000%, 02/01/36	43,349	44,066
6.000%, 04/01/36	17,356	17,627
6.000%, 06/01/36	4,191	4,349
6.000%, 07/01/37	34,602	35,410
6.000%, 12/01/52	175,001	179,378
6.500%, 06/01/31	11,015	11,401
6.500%, 09/01/31	16,472	16,881
6.500%, 02/01/32	5,858	6,081
6.500%, 07/01/32	28,719	29,959
6.500%, 08/01/32	18,436	19,052
6.500%, 01/01/33	12,390	12,786
6.500%, 04/01/34	32,383	33,286
6.500%, 06/01/34	9,625	9,878
6.500%, 04/01/36	9,980	10,225
6.500%, 05/01/36	15,316	15,698
6.500%, 02/01/37	35,222	36,303
6.500%, 05/01/37	14,967	15,338
6.500%, 07/01/37	15,010	15,413
Fannie Mae Pool
2.410%, 05/01/23	80,758	79,835
5.000%, 03/01/26	75,526	76,224
Fannie Mae REMICS (CMO)
2.000%, 10/25/40	3,902	3,845
2.000%, 05/25/44	16,146	15,520
2.000%, 04/25/46	62,271	56,091
3.000%, 02/25/33 (b)	75,319	6,948
3.250%, 05/25/40	31,429	29,097
4.000%, 10/25/40	42,261	40,752
4.000%, 07/25/46 (b)	93,221	17,830
5.000%, 03/25/25	6,644	6,577
Freddie Mac 15 Yr. Gold Pool
4.500%, 08/01/24	15,203	15,185
Freddie Mac 15 Yr. Pool
2.500%, 04/01/37	215,039	196,960
2.500%, 05/01/37	140,866	128,959

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
3.000%, 01/01/38	208,499	193,627
3.500%, 11/01/37	143,445	137,274
4.000%, 08/01/37	37,972	36,603
Freddie Mac 20 Yr. Pool
2.000%, 02/01/42	494,057	416,456
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	262,120	238,772
3.000%, 04/01/43	621,890	566,506
3.000%, 05/01/43	523,327	476,726
3.000%, 05/01/46	215,151	193,251
3.000%, 10/01/46	485,196	434,752
3.000%, 11/01/46	503,321	451,024
3.500%, 02/01/42	203,904	191,084
3.500%, 04/01/42	138,079	129,401
3.500%, 12/01/42	369,377	346,154
3.500%, 04/01/43	84,599	79,279
3.500%, 07/01/43	17,368	16,259
3.500%, 08/01/43	207,256	193,874
3.500%, 12/01/45	116,831	108,684
3.500%, 12/01/46	168,320	156,341
4.000%, 11/01/40	172,083	165,445
4.000%, 01/01/41	368,884	354,650
4.000%, 04/01/44	135,778	130,200
4.500%, 04/01/35	14,986	14,798
4.500%, 07/01/39	65,105	64,580
4.500%, 09/01/39	36,921	36,633
4.500%, 10/01/39	20,385	20,226
4.500%, 12/01/39	32,151	31,909
4.500%, 05/01/42	58,562	58,120
5.000%, 09/01/33	59,109	60,430
5.000%, 03/01/34	17,907	18,042
5.000%, 04/01/34	10,915	11,158
5.000%, 08/01/35	12,034	12,303
5.000%, 11/01/35	21,739	22,225
5.000%, 12/01/36	15,608	15,957
5.000%, 07/01/39	104,770	106,323
5.500%, 12/01/33	77,887	79,926
5.500%, 01/01/34	51,480	53,156
5.500%, 04/01/34	8,662	8,700
5.500%, 11/01/34	8,924	9,053
5.500%, 05/01/35	14,119	14,191
5.500%, 09/01/35	13,373	13,430
5.500%, 10/01/35	16,867	16,976
6.000%, 04/01/34	34,798	35,486
6.000%, 07/01/34	17,394	17,752
6.000%, 08/01/34	108,641	112,020
6.000%, 09/01/34	2,061	2,100
6.000%, 07/01/35	14,257	14,772
6.000%, 08/01/35	16,711	17,302
6.000%, 11/01/35	17,562	18,212
6.000%, 10/01/36	8,142	8,279
6.000%, 05/01/37	32,957	34,016
6.000%, 06/01/37	10,502	10,718
6.500%, 05/01/34	7,911	8,113
6.500%, 06/01/34	26,834	27,676

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
6.500%, 08/01/34	16,065	$16,477
6.500%, 11/01/34	34,994	35,955
6.500%, 05/01/37	14,477	14,856
6.500%, 07/01/37	16,509	17,131
Freddie Mac 30 Yr. Pool
1.500%, 03/01/51	114,839	89,300
2.000%, 08/01/51	28,948	23,602
2.000%, 02/01/52	542,525	444,222
2.000%, 03/01/52	619,387	504,331
2.500%, 04/01/48	66,363	57,142
2.500%, 02/01/51	172,630	146,657
2.500%, 09/01/51	35,377	30,032
2.500%, 10/01/51	272,818	232,568
2.500%, 12/01/51	2,881,742	2,444,632
2.500%, 03/01/52	425,941	362,215
2.500%, 04/01/52	100,000	84,715
2.500%, 06/01/52	711,559	602,944
3.000%, 03/01/48	42,331	37,660
3.000%, 07/01/50	18,923	16,847
3.000%, 01/01/52	336,462	295,496
3.000%, 05/01/52	373,818	328,488
3.000%, 09/01/52	532,777	467,619
3.000%, 10/01/52	190,905	167,607
3.500%, 12/01/46	390,664	362,485
3.500%, 05/01/52	113,188	103,634
4.000%, 08/01/47	209,912	198,851
4.000%, 10/01/52	549,946	515,869
5.000%, 10/01/35	38,082	38,755
5.000%, 08/01/52	582,440	574,952
6.000%, 03/01/36	13,257	13,464
6.500%, 10/01/34	25,656	26,549
Freddie Mac Multifamily Structured Pass-Through Certificates 0.196%, 11/25/27 (b) (c)	5,207,000	50,383
0.246%, 12/25/27 (b) (c)	3,235,000	38,462
0.274%, 11/25/24 (b) (c)	4,908,000	23,233
0.279%, 09/25/27 (b) (c)	3,341,000	43,334
0.287%, 11/25/27 (b) (c)	3,626,414	42,346
0.290%, 12/25/27 (b) (c)	3,579,000	49,995
0.298%, 11/25/32 (b) (c)	2,640,289	54,545
0.318%, 08/25/24 (b) (c)	4,897,000	35,998
0.327%, 11/25/27 (b) (c)	3,287,152	45,002
0.328%, 08/25/27 (b) (c)	3,107,000	45,779
0.330%, 01/25/31 (b) (c)	1,570,265	31,333
0.341%, 10/25/24 (b) (c)	5,666,989	26,165
0.349%, 11/25/31 (b) (c)	2,325,421	60,134
0.368%, 12/25/27 (b) (c)	5,599,518	85,957
0.387%, 08/25/24 (b) (c)	7,872,099	48,966
0.425%, 08/25/27 (b) (c)	2,065,319	34,493
0.498%, 12/25/31 (b) (c)	2,074,891	73,550
0.506%, 07/25/24 (b) (c)	4,483,000	35,188
0.508%, 08/25/31 (b) (c)	484,222	16,642
0.517%, 03/25/31 (b) (c)	1,260,048	40,552
0.536%, 09/25/31 (b) (c)	1,578,796	57,937
0.568%, 12/25/31 (b) (c)	3,517,256	138,857
0.574%, 07/25/27 (b) (c)	3,790,354	82,007

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
0.597%, 07/25/24 (b) (c)	1,339,717	$9,008
0.639%, 06/25/27 (b) (c)	4,356,000	114,163
0.733%, 03/25/31 (b) (c)	539,591	26,051
0.749%, 06/25/27 (b) (c)	1,446,501	38,812
0.781%, 01/25/31 (b) (c)	658,188	32,846
0.856%, 09/25/31 (b) (c)	453,515	26,626
0.904%, 04/25/24 (b) (c)	1,297,761	12,154
0.936%, 01/25/31 (b) (c)	441,180	26,373
0.938%, 07/25/31 (b) (c)	361,575	22,893
1.081%, 11/25/30 (b) (c)	400,945	27,245
1.091%, 07/25/29 (b) (c)	255,862	14,567
1.144%, 08/25/29 (b) (c)	1,585,600	94,434
1.170%, 09/25/30 (b) (c)	229,735	16,541
1.217%, 05/25/31 (b) (c)	240,722	19,143
1.342%, 06/25/30 (b) (c)	396,103	32,021
1.600%, 08/25/30 (b) (c)	357,560	34,997
1.665%, 05/25/30 (b) (c)	384,386	37,869
1.798%, 05/25/30 (b) (c)	1,002,928	107,048
1.801%, 04/25/30 (b) (c)	300,000	31,587
1.868%, 04/25/30 (b) (c)	808,011	86,086
3.060%, 07/25/23 (c)	59,000	58,420
3.111%, 02/25/23	149,237	148,771
3.250%, 04/25/23 (c)	605,951	603,584
3.320%, 02/25/23 (c)	151,883	151,389
3.458%, 08/25/23 (c)	557,370	552,174
Freddie Mac REMICS (CMO) 3.000%, 07/15/39	39,389	36,415
4.500%, 12/15/40 (b)	13,952	1,244
5.000%, 01/15/40	52,314	52,503
5.500%, 02/15/36 (b)	17,790	2,924
Ginnie Mae I 30 Yr. Pool 3.500%, 12/15/41	207,740	195,370
3.500%, 02/15/42	37,765	35,516
4.500%, 09/15/33	27,050	26,680
4.500%, 11/15/39	62,427	61,968
4.500%, 03/15/40	88,747	87,931
4.500%, 04/15/40	90,618	88,904
4.500%, 06/15/40	29,401	28,943
5.000%, 03/15/34	9,436	9,625
5.000%, 06/15/34	23,345	23,813
5.000%, 12/15/34	7,734	7,835
5.000%, 06/15/35	5,841	5,889
5.500%, 11/15/32	42,815	43,469
5.500%, 08/15/33	62,464	63,523
5.500%, 12/15/33	45,159	47,548
5.500%, 09/15/34	28,040	28,957
5.500%, 10/15/35	7,508	7,633
6.000%, 12/15/28	12,637	13,034
6.000%, 12/15/31	7,276	7,510
6.000%, 03/15/32	838	860
6.000%, 10/15/32	64,035	67,868
6.000%, 01/15/33	510	528
6.000%, 02/15/33	1,003	1,031
6.000%, 04/15/33	63,999	67,797

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
6.000%, 08/15/33	434	$445
6.000%, 07/15/34	26,656	27,683
6.000%, 09/15/34	17,846	18,314
6.000%, 01/15/38	44,052	46,056
Ginnie Mae II 30 Yr. Pool 2.000%, 01/20/52	1,224,519	1,026,140
2.500%, 08/20/51	282,794	245,621
2.500%, 09/20/51	1,152,378	1,000,276
2.500%, 11/20/51	1,070,059	927,311
2.500%, 05/20/52	1,657,034	1,435,576
2.500%, 12/20/52	620,000	537,354
3.000%, 04/20/45	87,303	79,696
3.000%, 04/20/46	39,218	35,657
3.000%, 08/20/46	42,884	38,772
3.000%, 09/20/46	97,903	88,613
3.000%, 11/20/47	459,780	415,901
3.000%, 01/20/48	645,119	582,957
3.000%, 02/20/48	38,654	34,810
3.000%, 04/20/48	13,358	12,028
3.000%, 11/20/51	179,695	160,683
3.000%, 02/20/52	164,524	146,499
3.000%, 05/20/52	222,078	197,745
3.000%, 06/20/52	246,660	219,633
3.000%, 11/20/52	473,823	422,378
3.500%, 06/20/43	222,967	210,072
3.500%, 07/20/43	277,685	261,625
3.500%, 11/20/47	37,873	35,258
3.500%, 03/20/48	442,846	412,568
4.000%, 01/20/41	245,877	236,631
4.000%, 02/20/41	61,707	59,623
4.000%, 04/20/41	49,663	47,987
4.000%, 02/20/42	63,388	61,658
4.000%, 09/20/52	99,245	93,920
4.000%, 10/20/52	821,085	777,028
4.500%, 07/20/33	4,609	4,600
4.500%, 09/20/33	3,092	3,086
4.500%, 12/20/34	1,822	1,818
4.500%, 03/20/35	14,938	14,909
4.500%, 01/20/41	69,356	69,220
4.500%, 09/20/52	1,538,977	1,493,163
4.500%, 11/20/52	674,933	654,841
4.500%, 12/20/52	725,000	703,380
5.000%, 07/20/33	11,360	11,594
5.000%, 09/20/52	372,484	369,183
5.000%, 11/20/52	2,096,280	2,077,705
5.500%, TBA (d)	775,000	779,334
6.000%, 01/20/35	15,383	16,244
6.000%, 02/20/35	7,735	8,166
6.000%, 04/20/35	13,740	14,509
Government National Mortgage Association (CMO)
0.586%, 02/16/59 (b) (c)	782,724	27,224
4.000%, 07/20/41	50,337	49,033
4.500%, 09/20/41	32,348	31,562
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (d)	2,275,000	1,850,622

		77,990,169

U.S. Treasury—6.3%
U.S. Treasury Bonds
1.375%, 11/15/40	2,500,000	1,625,293
1.750%, 08/15/41	2,600,000	1,779,274
1.875%, 11/15/51	650,000	411,684
2.250%, 02/15/52	2,200,000	1,529,859
2.375%, 02/15/42	1,800,000	1,374,328
2.375%, 11/15/49	11,245,000	8,127,148
2.500%, 02/15/45	68,000	51,194
2.875%, 05/15/43	2,550,000	2,081,338
2.875%, 11/15/46	2,439,000	1,954,344
3.000%, 02/15/48	2,000,000	1,639,297
U.S. Treasury Notes
0.375%, 11/30/25 (e)	9,700,000	8,676,195
1.375%, 01/31/25 (f)	3,650,000	3,430,430
2.500%, 03/31/27	7,500,000	7,037,988

		39,718,372

Total U.S. Treasury & Government Agencies (Cost $134,446,441)		117,708,541

Corporate Bonds & Notes—13.4%

Aerospace/Defense—0.1%
BAE Systems plc 3.400%, 04/15/30 (144A)	336,000	296,491
Raytheon Technologies Corp. 4.125%, 11/16/28	502,000	480,468

		776,959

Agriculture—0.2%
BAT International Finance plc 4.448%, 03/16/28	1,224,000	1,133,621

Auto Manufacturers—0.3%
General Motors Co. 6.750%, 04/01/46	298,000	285,694
Hyundai Capital America 2.650%, 02/10/25 (144A) (f)	256,000	240,741
Stellantis Finance U.S., Inc. 2.691%, 09/15/31 (144A)	1,012,000	772,158
Volkswagen Group of America Finance LLC 3.350%, 05/13/25 (144A)	305,000	291,278

		1,589,871

Auto Parts & Equipment—0.1%
Lear Corp. 4.250%, 05/15/29 (f)	217,000	194,875
Magna International, Inc. 2.450%, 06/15/30 (f)	620,000	512,323

		707,198

Banks—2.6%
Bank of America Corp. 2.572%, SOFR + 1.210%, 10/20/32 (c) (f)	961,000	752,657

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp.
3.366%, 3M LIBOR + 0.810%, 01/23/26 (c)	527,000	$502,485
3.500%, 04/19/26	441,000	420,865
Barclays plc 2.894%, 1Y H15 + 1.300%, 11/24/32 (c) (f)	259,000	197,250
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (c) (f)	258,000	218,754
Goldman Sachs Group, Inc. (The) 2.383%, SOFR + 1.248%, 07/21/32 (c) (f)	891,000	691,335
2.600%, 02/07/30	667,000	556,624
HSBC Holdings plc 4.000%, 5Y H15 + 3.222%, 03/09/26 (c)	200,000	172,991
4.700%, 5Y H15 + 3.250%, 03/09/31 (c) (f)	332,000	263,074
JPMorgan Chase & Co. 2.545%, SOFR + 1.180%, 11/08/32 (c)	1,450,000	1,146,125
2.739%, SOFR + 1.510%, 10/15/30 (c)	277,000	232,297
2.963%, SOFR + 1.260%, 01/25/33 (c)	555,000	451,716
3.782%, 3M LIBOR + 1.337%, 02/01/28 (c)	1,110,000	1,037,068
3.897%, 3M LIBOR + 1.220%, 01/23/49 (c)	320,000	245,177
Macquarie Group, Ltd. 4.442%, SOFR + 2.405%, 06/21/33 (144A) (c) (f)	1,713,000	1,486,704
Mitsubishi UFJ Financial Group, Inc. 2.852%, 1Y H15 + 1.100%, 01/19/33 (c)	920,000	732,345
Morgan Stanley
2.699%, SOFR + 1.143%, 01/22/31 (c)	718,000	593,317
2.943%, SOFR + 1.290%, 01/21/33 (c)	919,000	743,451
3.875%, 04/29/24 (f)	191,000	188,033
4.000%, 07/23/25 (f)	352,000	343,725
Northern Trust Corp. 6.125%, 11/02/32 (f)	761,000	802,430
Royal Bank of Canada 1.150%, 06/10/25 (f)	850,000	778,032
State Street Corp. 2.901%, SOFR + 2.600%, 03/30/26 (c) (f)	108,000	102,713
Sumitomo Mitsui Financial Group, Inc. 2.472%, 01/14/29 (f)	1,536,000	1,293,697
UBS Group AG 2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (c) (f)	1,883,000	1,417,697
Wells Fargo & Co. 3.350%, SOFR + 1.500%, 03/02/33 (c)	1,499,000	1,262,754

		16,633,316

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38 (f)	208,000	185,933
8.000%, 11/15/39	868,000	1,066,088
Constellation Brands, Inc. 3.500%, 05/09/27 (f)	456,000	426,925
Diageo Capital plc 2.375%, 10/24/29	835,000	712,335
Keurig Dr Pepper, Inc. 3.200%, 05/01/30 (f)	93,000	81,044

		2,472,325

Building Materials—0.2%
Carrier Global Corp. 3.377%, 04/05/40	665,000	504,717
Martin Marietta Materials, Inc. 2.500%, 03/15/30	56,000	46,137
Masco Corp. 2.000%, 02/15/31 (f)	1,141,000	877,881
Vulcan Materials Co. 3.500%, 06/01/30 (f)	115,000	101,296

		1,530,031

Chemicals—0.1%
RPM International, Inc. 2.950%, 01/15/32 (f)	443,000	349,047
Sherwin-Williams Co. (The) 2.300%, 05/15/30	461,000	378,987

		728,034

Commercial Services—0.5%
Ashtead Capital, Inc. 5.500%, 08/11/32 (144A)	764,000	736,640
ERAC USA Finance LLC 7.000%, 10/15/37 (144A) (f)	602,000	654,020
Experian Finance plc 4.250%, 02/01/29 (144A)	533,000	491,710
Global Payments, Inc.
1.200%, 03/01/26 (f)	583,000	508,176
2.900%, 11/15/31 (f)	467,000	368,262
RELX Capital, Inc. 3.000%, 05/22/30	174,000	148,274
Verisk Analytics, Inc. 4.125%, 03/15/29 (f)	570,000	533,595

		3,440,677

Cosmetics/Personal Care—0.1%
GSK Consumer Healthcare Capital U.S. LLC 3.375%, 03/24/29 (f)	542,000	487,386

Diversified Financial Services—1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.450%, 10/29/26 (f)	1,700,000	1,486,551
3.650%, 07/21/27	320,000	289,277
4.875%, 01/16/24 (f)	150,000	148,569
Air Lease Corp. 2.200%, 01/15/27 (f)	410,000	357,298
2.875%, 01/15/32 (f)	538,000	427,403
Avolon Holdings Funding, Ltd. 3.250%, 02/15/27 (144A) (f)	640,000	547,702
4.375%, 05/01/26 (144A)	215,000	195,896
Capital One Financial Corp. 3.273%, SOFR + 1.790%, 03/01/30 (c)	1,091,000	932,772
3.750%, 03/09/27 (f)	554,000	526,417
Intercontinental Exchange, Inc. 2.100%, 06/15/30 (f)	657,000	535,999
Morgan Stanley Domestic Holdings, Inc. 4.500%, 06/20/28	310,000	301,444

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Raymond James Financial, Inc. 4.950%, 07/15/46 (f)	696,000	$618,760

		6,368,088

Electric—0.9%
American Electric Power Co., Inc. 5.950%, 11/01/32 (f)	368,000	384,235
Brazos Securitization LLC 5.243%, 05/13/80	448,000	430,459
Duke Energy Corp. 2.650%, 09/01/26 (f)	99,000	91,438
4.500%, 08/15/32 (f)	875,000	819,613
Enel Finance International NV 6.800%, 10/14/25 (144A)	315,000	323,451
Evergy, Inc. 2.900%, 09/15/29	505,000	436,087
Exelon Corp. 4.050%, 04/15/30	533,000	494,836
FirstEnergy Corp. 3.400%, 03/01/50	330,000	217,734
Georgia Power Co. 3.700%, 01/30/50	44,000	32,758
Jersey Central Power & Light Co. 2.750%, 03/01/32 (144A)	275,000	222,072
4.300%, 01/15/26 (144A) (f)	422,000	407,592
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29	646,000	669,984
Pacific Gas and Electric Co.
2.100%, 08/01/27 (f)	145,000	123,835
2.500%, 02/01/31	466,000	361,563
3.000%, 06/15/28 (f)	418,000	361,362
3.300%, 08/01/40 (f)	283,000	191,610
Xcel Energy, Inc. 3.400%, 06/01/30 (f)	297,000	264,940

		5,833,569

Electronics—0.1%
Arrow Electronics, Inc. 2.950%, 02/15/32 (f)	749,000	590,535

Entertainment—0.1%
Warnermedia Holdings, Inc. 5.050%, 03/15/42 (144A) (f)	564,000	431,506
5.141%, 03/15/52 (144A) (f)	493,000	358,395

		789,901

Environmental Control—0.0%
Republic Services, Inc. 1.450%, 02/15/31	272,000	209,691

Gas—0.2%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	1,100,000	1,062,130
4.250%, 07/15/27 (144A)	84,000	78,442

Gas—(Continued)
East Ohio Gas Co. (The) 2.000%, 06/15/30 (144A)	365,000	287,077
NiSource, Inc. 5.650%, 02/01/45	136,000	132,696

		1,560,345

Healthcare-Products—0.1%
Alcon Finance Corp. 2.600%, 05/27/30 (144A) (f)	200,000	169,863
Boston Scientific Corp. 2.650%, 06/01/30 (f)	470,000	401,469

		571,332

Healthcare-Services—0.6%
Adventist Health System 5.430%, 03/01/32	731,000	720,006
HCA, Inc. 4.125%, 06/15/29 (f)	567,000	517,609
4.375%, 03/15/42 (144A)	348,000	277,080
5.125%, 06/15/39 (f)	522,000	467,077
Humana, Inc. 3.700%, 03/23/29	543,000	497,138
5.875%, 03/01/33	486,000	501,700
Laboratory Corp. of America Holdings 4.700%, 02/01/45 (f)	152,000	130,239
Northwell Healthcare, Inc. 3.979%, 11/01/46	51,000	39,082
4.260%, 11/01/47	407,000	323,260

		3,473,191

Insurance—0.7%
AIA Group, Ltd. 3.375%, 04/07/30 (144A) (f)	804,000	706,717
Aon Corp. 3.750%, 05/02/29 (f)	1,126,000	1,038,672
Brown & Brown, Inc. 4.200%, 03/17/32	618,000	535,782
Corebridge Financial, Inc. 3.900%, 04/05/32 (144A) (f)	955,000	834,066
Fairfax Financial Holdings, Ltd. 5.625%, 08/16/32 (144A)	870,000	816,593
Liberty Mutual Group, Inc. 3.951%, 10/15/50 (144A)	331,000	230,898

		4,162,728

Internet—0.1%
Booking Holdings, Inc. 4.625%, 04/13/30 (f)	424,000	409,490

Investment Companies—0.3%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,788,015

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—0.3%
Las Vegas Sands Corp. 3.900%, 08/08/29 (f)	257,000	$216,513
Marriott International, Inc. 2.750%, 10/15/33 (f)	475,000	362,381
2.850%, 04/15/31	2,000	1,620
4.000%, 04/15/28 (f)	553,000	513,562
4.625%, 06/15/30 (f)	582,000	543,072

		1,637,148

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 1.875%, 01/15/26 (f)	135,000	122,417
4.200%, 01/15/24	540,000	532,247
Westinghouse Air Brake Technologies Corp. 3.200%, 06/15/25	248,000	233,479
4.950%, 09/15/28	660,000	633,636

		1,521,779

Media—0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 06/01/41	628,000	409,201
5.250%, 04/01/53 (f)	505,000	389,781
5.375%, 05/01/47	132,000	103,546
6.384%, 10/23/35	310,000	302,184
Cox Communications, Inc. 1.800%, 10/01/30 (144A)	404,000	307,237
Time Warner Cable Enterprises LLC 8.375%, 07/15/33 (f)	592,000	657,621
Walt Disney Co. (The) 3.500%, 05/13/40 (f)	1,021,000	821,914

		2,991,484

Mining—0.4%
Anglo American Capital plc 2.625%, 09/10/30 (144A) (f)	1,340,000	1,088,998
3.875%, 03/16/29 (144A)	200,000	179,557
5.625%, 04/01/30 (144A) (f)	524,000	520,194
Glencore Funding LLC 2.500%, 09/01/30 (144A)	502,000	407,468
2.850%, 04/27/31 (144A) (f)	208,000	170,212
4.125%, 05/30/23 (144A)	416,000	413,830

		2,780,259

Oil & Gas—0.6%
BP Capital Markets America, Inc. 2.721%, 01/12/32 (f)	1,226,000	1,021,822
Eni S.p.A. 4.750%, 09/12/28 (144A) (f)	1,046,000	1,012,284
Equinor ASA 7.750%, 06/15/23	100,000	101,915
Phillips 66 2.150%, 12/15/30 (f)	904,000	723,811

Oil & Gas—(Continued)
Valero Energy Corp. 6.625%, 06/15/37	596,000	634,225

		3,494,057

Pharmaceuticals—0.0%
Cigna Corp. 3.200%, 03/15/40 (f)	148,000	111,659

Pipelines—0.5%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29 (f)	514,000	464,615
Enbridge, Inc. 2.500%, 01/15/25	273,000	258,273
Energy Transfer L.P. 5.750%, 02/15/33 (f)	631,000	617,345
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	522,000	514,944
ONEOK, Inc. 4.950%, 07/13/47	729,000	587,154
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30 (f)	538,000	467,566
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (f)	147,000	136,257
Spectra Energy Partners L.P. 3.375%, 10/15/26 (f)	236,000	219,603
Targa Resources Corp. 4.200%, 02/01/33 (f)	217,000	186,699

		3,452,456

Real Estate Investment Trusts—0.7%
Boston Properties L.P. 2.550%, 04/01/32 (f)	389,000	295,738
Brixmor Operating Partnership L.P. 4.050%, 07/01/30	512,000	447,900
4.125%, 05/15/29 (f)	51,000	45,597
Crown Castle, Inc. 1.350%, 07/15/25 (f)	213,000	193,768
3.650%, 09/01/27 (f)	843,000	783,010
Equinix, Inc. 1.800%, 07/15/27	517,000	442,524
2.500%, 05/15/31 (f)	618,000	496,558
2.625%, 11/18/24 (f)	800,000	761,835
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	513,000	485,472
Realty Income Corp. 3.250%, 01/15/31	153,000	132,676

		4,085,078

Retail—0.3%
Alimentation Couche-Tard, Inc. 3.439%, 05/13/41 (144A)	619,000	440,619
Best Buy Co., Inc. 4.450%, 10/01/28 (f)	587,000	564,975

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Genuine Parts Co. 2.750%, 02/01/32 (f)	814,000	$653,339

		1,658,933

Semiconductors—0.4%
Broadcom, Inc. 3.187%, 11/15/36 (144A)	803,000	576,785
3.469%, 04/15/34 (144A)	347,000	276,813
4.150%, 11/15/30	153,000	137,111
4.300%, 11/15/32	395,000	348,130
4.926%, 05/15/37 (144A)	208,000	181,452
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 2.500%, 05/11/31 (f)	651,000	518,508
3.250%, 05/11/41	558,000	389,340

		2,428,139

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 3.844%, 05/01/25	158,000	152,661

Software—0.2%
Fiserv, Inc. 2.650%, 06/01/30 (f)	198,000	166,446
Oracle Corp. 6.150%, 11/09/29 (f)	273,000	283,365
Roper Technologies, Inc. 2.000%, 06/30/30	422,000	338,189
2.950%, 09/15/29	128,000	111,319
4.200%, 09/15/28 (f)	222,000	214,417

		1,113,736

Telecommunications—0.5%
Rogers Communications, Inc. 3.800%, 03/15/32 (144A)	1,514,000	1,306,511
T-Mobile USA, Inc.
2.050%, 02/15/28 (f)	557,000	478,369
4.500%, 04/15/50	57,000	46,862
Verizon Communications, Inc. 3.150%, 03/22/30	310,000	273,371
4.272%, 01/15/36	459,000	408,595
4.812%, 03/15/39 (f)	573,000	524,864

		3,038,572

Tobacco—0.1%
Philip Morris International, Inc. 5.125%, 11/17/27	250,000	251,826
5.625%, 11/17/29	108,000	109,564

		361,390

Total Corporate Bonds & Notes (Cost $97,378,518)		84,083,654

Asset-Backed Securities—4.7%
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.1%
Credit Acceptance Auto Loan Trust 1.380%, 07/15/30 (144A)	328,000	300,934
Santander Drive Auto Receivables Trust 4.370%, 05/15/25	129,000	128,277
Santander Retail Auto Lease Trust 1.880%, 03/20/24 (144A)	93,586	93,433

		522,644

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 5.989%, 1M LIBOR + 1.600%, 12/28/40 (144A) (c)	167,093	221,402
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (c)	30,894	30,366
Home Equity Loan Trust 4.223%, 12/25/35 (c)	20,344	20,175

		271,943

Asset-Backed - Other—4.5%
ACRES Commercial Realty, Ltd. 6.076%, 1M LIBOR + 1.750%, 01/15/37 (144A) (c)	535,500	503,115
Allegro CLO IV, Ltd. 5.629%, 3M LIBOR + 1.550%, 01/15/30 (144A) (c)	702,748	684,046
American Tower Trust I 3.070%, 03/15/48 (144A)	876,000	871,095
Arbor Realty Commercial Real Estate Notes, Ltd. 5.470%, 1M LIBOR + 1.200%, 12/15/35 (144A) (c)	625,000	573,530
5.907%, SOFR30A + 2.100%, 01/15/37 (144A) (c)	1,466,500	1,402,005
5.918%, 1M LIBOR + 1.600%, 08/15/34 (144A) (c)	522,000	475,049
BDS, Ltd. 5.426%, 1M LIBOR + 1.100%, 08/15/36 (144A) (c)	14,193	14,193
BSPRT Issuer, Ltd. 5.618%, 1M LIBOR + 1.300%, 03/15/36 (144A) (c)	1,463,000	1,399,428
5.857%, SOFR30A + 2.050%, 02/15/37 (144A) (c)	524,000	499,723
6.368%, 1M LIBOR + 2.050%, 12/15/38 (144A) (c)	245,000	227,433
Business Jet Securities LLC 2.162%, 04/15/36 (144A)	323,619	284,155
CHCP FL1, Ltd. 5.740%, 1M TSFR + 1.414%, 02/15/38 (144A) (c)	650,500	628,099
Columbia Cent CLO 28, Ltd. 6.232%, 3M LIBOR + 1.700%, 11/07/30 (144A) (c)	1,026,773	983,556
Cutwater, Ltd. 5.299%, 3M LIBOR + 1.220%, 01/15/29 (144A) (c)	500,621	497,254
Dryden 55 CLO, Ltd. 5.099%, 3M LIBOR + 1.020%, 04/15/31 (144A) (c)	1,430,000	1,410,613
Dryden Senior Loan Fund 4.979%, 3M LIBOR + 0.900%, 04/15/29 (144A) (c)	597,217	590,022
Ladder Capital Commercial Mortgage Trust 6.218%, 1M LIBOR + 1.900%, 12/13/38 (144A) (c)	682,500	655,248
Loancore Issuer, Ltd. 6.068%, 1M LIBOR + 1.750%, 07/15/36 (144A) (c)	1,547,500	1,454,642
6.218%, 1M LIBOR + 1.900%, 11/15/38 (144A) (c)	3,913,500	3,649,754

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
MF1, Ltd. 5.776%, SOFR30A + 1.950%, 02/19/37 (144A) (c)	650,507	$614,691
6.150%, 1M TSFR + 1.814%, 11/15/35 (144A) (c)	363,511	356,282
MidOcean Credit CLO II 6.065%, 3M LIBOR + 1.650%, 01/29/30 (144A) (c)	1,156,232	1,116,600
Neuberger Berman CLO XV 5.429%, 3M LIBOR + 1.350%, 10/15/29 (144A) (c)	508,944	492,273
Neuberger Berman CLO XX, Ltd. 5.239%, 3M LIBOR + 1.160%, 07/15/34 (144A) (c)	600,000	584,374
Oaktree CLO, Ltd. 6.075%, 3M LIBOR + 1.750%, 04/22/30 (144A) (c)	1,503,087	1,439,179
OCP CLO, Ltd. 5.977%, 3M LIBOR + 1.650%, 01/26/34 (144A) (c)	4,041,128	3,857,911
OneMain Financial Issuance Trust 5.940%, 05/15/34	427,000	425,106
Small Business Administration Participation Certificates 4.350%, 07/01/23	12,071	12,034
4.770%, 04/01/24	986	971
4.950%, 03/01/25	9,191	9,196
4.990%, 09/01/24	3,869	3,802
5.110%, 08/01/25	12,590	12,470
5.180%, 05/01/24	1,285	1,271
5.520%, 06/01/24	3,014	3,015
STWD, Ltd. 5.607%, SOFR30A + 1.800%, 11/15/38 (144A) (c)	1,507,000	1,466,234
Verizon Owner Trust 1.980%, 07/22/24	782,000	774,541
Voya, Ltd. 5.529%, 3M LIBOR + 1.450%, 10/15/30 (144A) (c)	584,168	554,812

		28,527,722

Total Asset-Backed Securities (Cost $30,578,638)		29,322,309

Mortgage-Backed Securities—1.8%

Collateralized Mortgage Obligations—0.1%
Seasoned Credit Risk Transfer Trust 3.000%, 02/25/59	235,512	212,752
3.250%, 11/25/61	179,178	158,019
3.500%, 08/25/58	76,410	69,766
3.500%, 10/25/58	181,982	169,087

		609,624

Commercial Mortgage-Backed Securities—1.7%
AREIT Trust
5.676%, SOFR30A + 1.850%, 01/16/37 (144A) (c)	892,000	819,464
5.740%, 1M TSFR + 1.414%, 09/14/36 (144A) (c)	1,953,000	1,903,500
BXMT, Ltd. 5.618%, 1M LIBOR + 1.300%, 05/15/38 (144A) (c)	1,532,500	1,462,056
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,238,054
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	700,844

Commercial Mortgage-Backed Securities—(Continued)
JPMBB Commercial Mortgage Securities Trust 3.494%, 01/15/48	1,590,000	1,522,420
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	480,107
Ready Capital Mortgage Financing LLC 5.389%, 1M LIBOR + 1.000%, 04/25/38 (144A) (c)	676,725	656,486
6.189%, 1M LIBOR + 1.800%, 11/25/36 (144A) (c)	320,000	298,300
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,706,327	1,624,719

		10,705,950

Total Mortgage-Backed Securities (Cost $12,079,573)		11,315,574

Convertible Preferred Stocks—0.8%

Auto Components—0.2%
Aptiv plc 5.500%, 06/15/23	11,000	1,180,520

Health Care Equipment & Supplies—0.3%
Boston Scientific Corp. 5.500%, 06/01/23	19,658	2,257,132

Wireless Telecommunication Services—0.3%
T-Mobile U.S., Inc. 5.250%, 06/01/23 (144A)	1,603	1,833,864

Total Convertible Preferred Stocks (Cost $4,686,735)		5,271,516

Preferred Stocks—0.7%

Household Products—0.5%
Henkel AG & Co. KGaA	44,194	3,076,518

Technology Hardware, Storage & Peripherals—0.2%
Samsung Electronics Co., Ltd.	36,221	1,457,455

Total Preferred Stocks (Cost $5,254,098)		4,533,973

Municipals—0.4%
New Jersey Economic Development Authority 7.425%, 02/15/29	800,000	861,202
New Jersey Turnpike Authority 7.414%, 01/01/40	1,050,000	1,301,615
State Board of Administration Finance Corp. 2.154%, 07/01/30	436,000	357,002

Total Municipals (Cost $2,552,005)		2,519,819

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investment—0.9%

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $5,654,145; collateralized by U.S. Treasury Note at 2.000%, maturing 04/30/24, with a market value of $5,766,085.	5,653,015	$5,653,015

Total Short-Term Investments (Cost $5,653,015)		5,653,015

Securities Lending Reinvestments (g)—2.1%

Certificate of Deposit—0.1%
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (c)	1,000,000	1,000,348

Repurchase Agreements—0.5%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $632,105; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $644,442.	631,806	631,806
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $600,504; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $613,427.	600,000	600,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $100,047; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $102,181.	100,000	100,000
Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $1,000,473; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $600,516; collateralized by various Common Stock with an aggregate market value of $667,915.	600,000	600,000

		2,931,806

Mutual Funds—1.5%
Allspring Government Money Market Fund, Select Class 4.090% (h)	2,000,000	2,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (h)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (h)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (h)	500,000	500,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (h)	700,000	700,000

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 4.220% (h)	2,000,000	2,000,000

		9,200,000

Total Securities Lending Reinvestments (Cost $13,131,806)		13,132,154

Total Investments—102.3% (Cost $589,808,860)		643,127,844
Other assets and liabilities (net)—(2.3)%		(14,607,645)

Net Assets—100.0%		$628,520,199

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Interest only security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $469,588.
(f)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $24,977,750 and the collateral received consisted of cash in the amount of $13,131,806 and non-cash collateral with a value of $12,764,809. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $56,881,649, which is 9.1% of net assets.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/23	35	USD	7,177,734	$5,182
U.S. Treasury Note 5 Year Futures	03/31/23	192	USD	20,722,500	(21,677)
U.S. Treasury Ultra Long Bond Futures	03/22/23	54	USD	7,252,875	(225,922)

Futures Contracts—Short
U.S. Treasury Note Ultra 10 Year Futures	03/22/23	(117)	USD	(13,838,906)	125,906

Net Unrealized Depreciation					$(116,511)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$9,316,793	$—	$—	$9,316,793
Auto Components	6,036,791	—	—	6,036,791
Banks	30,276,812	—	—	30,276,812
Beverages	2,231,752	—	—	2,231,752
Biotechnology	1,541,796	—	—	1,541,796
Building Products	13,001,942	—	—	13,001,942
Capital Markets	41,168,952	—	—	41,168,952
Chemicals	10,289,044	—	—	10,289,044
Construction Materials	2,143,171	—	—	2,143,171
Distributors	3,927,665	—	—	3,927,665

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electric Utilities	$15,090,948	$—	$—	$15,090,948
Electrical Equipment	13,767,464	—	—	13,767,464
Entertainment	2,349,741	—	—	2,349,741
Equity Real Estate Investment Trusts	1,672,057	—	—	1,672,057
Food & Staples Retailing	4,194,715	—	—	4,194,715
Food Products	6,664,540	1,542,795	—	8,207,335
Health Care Equipment & Supplies	6,954,626	—	—	6,954,626
Health Care Providers & Services	17,821,809	—	—	17,821,809
Hotels, Restaurants & Leisure	2,638,256	—	—	2,638,256
Household Products	1,252,972	—	—	1,252,972
Industrial Conglomerates	4,331,646	—	—	4,331,646
Insurance	21,713,755	—	—	21,713,755
Interactive Media & Services	4,839,415	—	—	4,839,415
IT Services	14,100,147	—	—	14,100,147
Life Sciences Tools & Services	10,021,663	—	—	10,021,663
Machinery	6,105,305	—	—	6,105,305
Media	13,683,214	—	—	13,683,214
Metals & Mining	—	1,182,862	—	1,182,862
Multiline Retail	843,690	—	—	843,690
Oil, Gas & Consumable Fuels	20,331,523	—	—	20,331,523
Pharmaceuticals	23,369,126	5,602,932	—	28,972,058
Professional Services	1,439,624	—	—	1,439,624
Road & Rail	6,061,767	—	—	6,061,767
Semiconductors & Semiconductor Equipment	14,097,440	—	—	14,097,440
Software	13,962,821	—	—	13,962,821
Specialty Retail	1,009,577	—	—	1,009,577
Technology Hardware, Storage & Peripherals	1,549,628	—	—	1,549,628
Tobacco	6,481,893	—	—	6,481,893
Wireless Telecommunication Services	4,974,620	—	—	4,974,620
Total Common Stocks	361,258,700	8,328,589	—	369,587,289
Total U.S. Treasury & Government Agencies*	—	117,708,541	—	117,708,541
Total Corporate Bonds & Notes*	—	84,083,654	—	84,083,654
Total Asset-Backed Securities*	—	29,322,309	—	29,322,309
Total Mortgage-Backed Securities*	—	11,315,574	—	11,315,574
Convertible Preferred Stocks
Auto Components	1,180,520	—	—	1,180,520
Health Care Equipment & Supplies	2,257,132	—	—	2,257,132
Wireless Telecommunication Services	—	1,833,864	—	1,833,864
Total Convertible Preferred Stocks	3,437,652	1,833,864	—	5,271,516
Total Preferred Stocks*	—	4,533,973	—	4,533,973
Total Municipals*	—	2,519,819	—	2,519,819
Total Short-Term Investment*	—	5,653,015	—	5,653,015
Securities Lending Reinvestments
Certificate of Deposit	—	1,000,348	—	1,000,348
Repurchase Agreements	—	2,931,806	—	2,931,806
Mutual Funds	9,200,000	—	—	9,200,000
Total Securities Lending Reinvestments	9,200,000	3,932,154	—	13,132,154
Total Investments	$373,896,352	$269,231,492	$—	$643,127,844

Collateral for Securities Loaned (Liability)	$—	$(13,131,806)	$—	$(13,131,806)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$131,088	$—	$—	$131,088
Futures Contracts (Unrealized Depreciation)	(247,599)	—	—	(247,599)
Total Futures Contracts	$(116,511)	$—	$—	$(116,511)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$643,127,844
Receivable for:
Investments sold	770,649
Fund shares sold	86,647
Dividends and interest	2,262,974
Prepaid expenses	2,472

Total Assets	646,250,586
Liabilities
Collateral for securities loaned	13,131,806
Payables for:
Investments purchased	778,881
TBA securities purchased	2,675,397
Fund shares redeemed	387,987
Variation margin on futures contracts	41,618
Accrued Expenses:
Management fees	295,294
Distribution and service fees	86,768
Deferred trustees’ fees	152,257
Other expenses	180,379

Total Liabilities	17,730,387

Net Assets	$628,520,199

Net Assets Consist of:
Paid in surplus	$534,109,560
Distributable earnings (Accumulated losses)	94,410,639

Net Assets	$628,520,199

Net Assets
Class A	$158,617,223
Class B	154,871,075
Class E	20,682,785
Class F	294,349,116
Capital Shares Outstanding*
Class A	1,073,146
Class B	1,069,516
Class E	141,077
Class F	2,017,589
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$147.81
Class B	144.80
Class E	146.61
Class F	145.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $589,808,860.
(b)	Includes securities loaned at value of $24,977,750.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$8,899,867
Interest	8,196,559
Securities lending income	49,607
Other income	5,418

Total investment income	17,151,451
Expenses
Management fees	3,810,635
Administration fees	45,316
Custodian and accounting fees	148,964
Distribution and service fees—Class B	419,910
Distribution and service fees—Class E	31,321
Distribution and service fees—Class F	630,438
Audit and tax services	66,143
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	57,123
Insurance	5,614
Miscellaneous	14,440

Total expenses	5,284,558
Less management fee waiver	(170,119)

Net expenses	5,114,439

Net Investment Income	12,037,012

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	35,003,063
Futures contracts	(3,087,816)
Foreign currency transactions	(19,920)

Net realized gain (loss)	31,895,327

Net change in unrealized appreciation (depreciation) on:
Investments	(118,473,056)
Futures contracts	(96,071)
Foreign currency transactions	(6,087)

Net change in unrealized appreciation (depreciation)	(118,575,214)

Net realized and unrealized gain (loss)	(86,679,887)

Net Increase (Decrease) in Net Assets From Operations	$(74,642,875)

(a)	Net of foreign withholding taxes of $79,210.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,037,012	$10,136,108
Net realized gain (loss)	31,895,327	65,506,858
Net change in unrealized appreciation (depreciation)	(118,575,214)	25,564,389

Increase (decrease) in net assets from operations	(74,642,875)	101,207,355

From Distributions to Shareholders
Class A	(19,044,690)	(14,379,809)
Class B	(19,219,957)	(15,168,069)
Class E	(2,383,256)	(1,802,276)
Class F	(35,961,907)	(28,402,471)

Total distributions	(76,609,810)	(59,752,625)

Increase (decrease) in net assets from capital share transactions	5,101,489	(17,311,486)

Total increase (decrease) in net assets	(146,151,196)	24,143,244

Net Assets
Beginning of period	774,671,395	750,528,151

End of period	$628,520,199	$774,671,395

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	40,183	$6,481,341	50,283	$9,364,727
Reinvestments	134,354	19,044,690	80,936	14,379,809
Redemptions	(112,852)	(18,101,618)	(120,527)	(22,215,358)

Net increase (decrease)	61,685	$7,424,413	10,692	$1,529,178

Class B
Sales	26,320	$3,944,580	53,964	$9,861,204
Reinvestments	138,213	19,219,957	86,868	15,168,069
Redemptions	(171,754)	(26,706,506)	(178,505)	(32,329,539)

Net increase (decrease)	(7,221)	$(3,541,969)	(37,673)	$(7,300,266)

Class E
Sales	17,666	$2,678,918	2,327	$428,064
Reinvestments	16,937	2,383,256	10,212	1,802,276
Redemptions	(21,179)	(3,256,187)	(16,321)	(2,974,699)

Net increase (decrease)	13,424	$1,805,987	(3,782)	$(744,359)

Class F
Sales	56,534	$8,750,656	172,614	$32,077,914
Reinvestments	256,742	35,961,907	161,616	28,402,471
Redemptions	(286,951)	(45,299,505)	(389,261)	(71,276,424)

Net increase (decrease)	26,325	$(586,942)	(55,031)	$(10,796,039)

Increase (decrease) derived from capital shares transactions		$5,101,489		$(17,311,486)

BHFTII-20

See accompanying notes to financial statements.

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$186.11	$176.57	$172.66	$153.14	$177.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.11	2.70	3.23	3.67	3.68
Net realized and unrealized gain (loss)	(21.88)	21.69	11.99	26.62	(12.86)

Total income (loss) from investment operations	(18.77)	24.39	15.22	30.29	(9.18)

Less Distributions
Distributions from net investment income	(3.10)	(3.57)	(4.17)	(4.05)	(4.04)
Distributions from net realized capital gains	(16.43)	(11.28)	(7.14)	(6.72)	(10.67)

Total distributions	(19.53)	(14.85)	(11.31)	(10.77)	(14.71)

Net Asset Value, End of Period	$147.81	$186.11	$176.57	$172.66	$153.14

Total Return (%) (b)	(9.63)	14.22	9.76	20.37	(5.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.62	0.64	0.63	0.62
Net ratio of expenses to average net assets (%) (c)	0.60	0.59	0.64	0.63	0.62
Ratio of net investment income (loss) to average net assets (%)	1.96	1.47	1.97	2.23	2.20
Portfolio turnover rate (%)	62 (d)	92 (d)	78 (d)	42 (d)	29 (d)
Net assets, end of period (in millions)	$158.6	$188.2	$176.7	$174.7	$160.7

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$182.66	$173.56	$169.83	$150.75	$174.48

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.66	2.20	2.77	3.21	3.21
Net realized and unrealized gain (loss)	(21.48)	21.32	11.80	26.19	(12.66)

Total income (loss) from investment operations	(18.82)	23.52	14.57	29.40	(9.45)

Less Distributions
Distributions from net investment income	(2.61)	(3.14)	(3.70)	(3.60)	(3.61)
Distributions from net realized capital gains	(16.43)	(11.28)	(7.14)	(6.72)	(10.67)

Total distributions	(19.04)	(14.42)	(10.84)	(10.32)	(14.28)

Net Asset Value, End of Period	$144.80	$182.66	$173.56	$169.83	$150.75

Total Return (%) (b)	(9.87)	13.93	9.49	20.07	(5.81)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.87	0.89	0.88	0.87
Net ratio of expenses to average net assets (%) (c)	0.85	0.84	0.89	0.88	0.87
Ratio of net investment income (loss) to average net assets (%)	1.70	1.22	1.73	1.98	1.95
Portfolio turnover rate (%)	62 (d)	92 (d)	78 (d)	42 (d)	29 (d)
Net assets, end of period (in millions)	$154.9	$196.7	$193.4	$198.8	$207.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$184.72	$175.35	$171.52	$152.17	$175.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.85	2.41	2.97	3.40	3.41
Net realized and unrealized gain (loss)	(21.71)	21.55	11.90	26.45	(12.78)

Total income (loss) from investment operations	(18.86)	23.96	14.87	29.85	(9.37)

Less Distributions
Distributions from net investment income	(2.82)	(3.31)	(3.90)	(3.78)	(3.77)
Distributions from net realized capital gains	(16.43)	(11.28)	(7.14)	(6.72)	(10.67)

Total distributions	(19.25)	(14.59)	(11.04)	(10.50)	(14.44)

Net Asset Value, End of Period	$146.61	$184.72	$175.35	$171.52	$152.17

Total Return (%) (b)	(9.77)	14.05	9.60	20.19	(5.72)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77	0.79	0.78	0.77
Net ratio of expenses to average net assets (%) (c)	0.75	0.74	0.79	0.78	0.77
Ratio of net investment income (loss) to average net assets (%)	1.81	1.32	1.83	2.08	2.05
Portfolio turnover rate (%)	62 (d)	92 (d)	78 (d)	42 (d)	29 (d)
Net assets, end of period (in millions)	$20.7	$23.6	$23.0	$24.1	$22.5

	Class F
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$183.89	$174.64	$170.86	$151.61	$175.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.76	2.31	2.87	3.31	3.31
Net realized and unrealized gain (loss)	(21.62)	21.45	11.86	26.34	(12.72)

Total income (loss) from investment operations	(18.86)	23.76	14.73	29.65	(9.41)

Less Distributions
Distributions from net investment income	(2.71)	(3.23)	(3.81)	(3.68)	(3.66)
Distributions from net realized capital gains	(16.43)	(11.28)	(7.14)	(6.72)	(10.68)

Total distributions	(19.14)	(14.51)	(10.95)	(10.40)	(14.34)

Net Asset Value, End of Period	$145.89	$183.89	$174.64	$170.86	$151.61

Total Return (%) (b)	(9.82)	13.99	9.54	20.13	(5.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.82	0.84	0.83	0.82
Net ratio of expenses to average net assets (%) (c)	0.80	0.79	0.84	0.83	0.82
Ratio of net investment income (loss) to average net assets (%)	1.76	1.27	1.77	2.03	2.00
Portfolio turnover rate (%)	62 (d)	92 (d)	78 (d)	42 (d)	29 (d)
Net assets, end of period (in millions)	$294.3	$366.2	$357.4	$362.6	$344.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 30%, 29%, 40%, 29%, and 28% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”). A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

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taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

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TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $5,653,015. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,931,806. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(10,526,306)	$—	$—	$—	$(10,526,306)
U.S. Treasury & Government Agencies	(2,605,500)	—	—	—	(2,605,500)
Total Borrowings	$(13,131,806)	$—	$—	$—	$(13,131,806)
Gross amount of recognized liabilities for securities lending transactions					$(13,131,806)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$131,088	Unrealized depreciation on futures contracts (a)	$247,599

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(3,087,816)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(96,071)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$34,687,650
Futures contracts short	(11,536,995)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

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4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

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relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$317,449,545	$96,414,681	$323,659,457	$152,339,575

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$221,292,996	$253,927,623

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$3,810,635	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$200 million to $250 million
0.020%	$250 million to $500 million
0.050%	$500 million to $1 billion
0.075%	$1 billion to $1.25 billion
0.025%	$1.25 billion to $1.5 billion
(0.025)%	$1.5 billion to $3.84 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

During year ended December 31, 2022, the Subadviser voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $5,418 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the

BHFTII-30

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$592,342,276

Gross unrealized appreciation	100,378,820
Gross unrealized (depreciation)	(49,593,252)

Net unrealized appreciation (depreciation)	$50,785,568

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$13,064,326	$14,256,393	$63,545,484	$45,496,232	$76,609,810	$59,752,625

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$12,436,720	$31,342,713	$50,783,464	$—	$94,562,897

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTII-31

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-32

Brighthouse Funds Trust II

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MFS Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Total Return Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-33

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-34

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-35

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-36

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-37

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

MFS Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%), for the one-year period ended October 31, 2022 and underperformed its blended benchmark for the three- and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-38

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTII-39

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B, D and E shares of the MFS Value Portfolio returned -5.98%, -6.22%, -6.02%, and -6.10%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned -7.54%.

MARKET ENVIRONMENT / CONDITIONS

During the past year, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent COVID-19 flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the pandemic has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.

The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from central banks. The U.S. Federal Reserve has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its yield curve control band, capping the yield on its 10-year bond at 0.50%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.

Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID-19 restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Value Index (the “Index”), during the period. Stock selection and an underweight position in the Information Technology (“IT”) sector contributed to relative performance. Within this sector, not owning shares of customer information software manager Salesforce.com and an underweight position in semiconductor company Intel, which was not held in the Portfolio at period end, aided relative results.

Security selection in both the Financials and Health Care sectors also supported relative returns. Within the Financials sector, overweight positions in insurance services providers Progressive and Chubb bolstered relative performance. Within the Health Care sector, overweight positions in global health services provider Cigna and health services company McKesson helped in relative terms.

An underweight position in the Real Estate sector further boosted relative results. However, there were no individual stocks within this sector, either in the Portfolio or in the benchmark, that were among the Portfolio’s largest relative contributors during the period.

Stocks in other sectors that aided relative performance included overweight positions in global security company Northrop Grumman and oil and gas company ConocoPhillips. Additionally, not owning shares of social networking service provider Meta Platforms and diversified entertainment company Walt Disney further supported relative results.

An underweight position in the Energy sector detracted from relative performance. Here, not owning shares of integrated energy companies Exxon Mobil and Chevron weakened relative returns. Stock selection in the Materials sector also dampened relative results, led by holdings of out-of-benchmark paint and coating manufacturer Sherwin-Williams and an overweight position in coatings company PPG Industries.

Elsewhere, overweight positions in consulting and information technology services provider Accenture, cable services provider Charter Communications, power and hand tools manufacturer Stanley Black & Decker (which was not held in the Portfolio at period end), cable services provider Comcast and consumer credit reporting agency Equifax hindered relative performance. Additionally, not owning shares of insurance and investment firm Berkshire Hathaway further weighed on relative returns.

Over the trailing 12-month period, the Portfolio increased its exposure to the Energy, Consumer Discretionary, and Real Estate sectors. Conversely, the Portfolio’s exposure to the Financials, IT, and Consumer Staples sectors was reduced. At the end of the period, the

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Portfolio’s top overweights relative to the Index included the Industrials and Financials sectors. The Portfolio’s top underweights were the Communication Services, Energy, and Real Estate sectors.

Nevin Chitkara

Katherine Cannan

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year	Since Inception[1]
MFS Value Portfolio
Class A	-5.98	7.51	11.28	—
Class B	-6.22	7.26	11.00	—
Class D	-6.02	7.43	—	10.06
Class E	-6.10	7.36	11.12	—
Russell 1000 Value Index	-7.54	6.67	10.29	—

1 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	3.8
Johnson & Johnson	3.1
Cigna Corp.	3.0
Northrop Grumman Corp.	2.7
Pfizer, Inc.	2.6
Honeywell International, Inc.	2.5
Aon plc - Class A	2.4
Texas Instruments, Inc.	2.4
Progressive Corp. (The)	2.3
Marsh & McLennan Cos., Inc.	2.3

Top Sectors

% of Net Assets
Financials	25.3
Health Care	19.2
Industrials	17.9
Information Technology	7.1
Utilities	6.8
Consumer Staples	5.7
Energy	4.7
Materials	4.3
Consumer Discretionary	4.2
Communication Services	3.2

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.59%	$1,000.00	$1,083.60	$3.10
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class B (a)	Actual	0.84%	$1,000.00	$1,082.10	$4.41
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

Class D (a)	Actual	0.69%	$1,000.00	$1,083.20	$3.62
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class E (a)	Actual	0.74%	$1,000.00	$1,082.80	$3.88
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.2%
General Dynamics Corp.	204,903	$50,838,483
Northrop Grumman Corp.	140,419	76,614,011
Raytheon Technologies Corp.	195,086	19,688,079

		147,140,573

Banks—6.4%
Citigroup, Inc.	646,365	29,235,089
JPMorgan Chase & Co.	803,615	107,764,771
PNC Financial Services Group, Inc. (The)	192,914	30,468,837
Truist Financial Corp.	348,993	15,017,169

		182,485,866

Beverages—2.5%
Diageo plc (a)	1,003,870	44,330,184
PepsiCo, Inc.	149,652	27,036,130

		71,366,314

Building Products—2.9%
Johnson Controls International plc	613,969	39,294,016
Masco Corp. (a)	340,542	15,893,095
Trane Technologies plc	164,575	27,663,412

		82,850,523

Capital Markets—6.6%
BlackRock, Inc.	53,008	37,563,059
Goldman Sachs Group, Inc. (The)	45,185	15,515,625
KKR & Co., Inc.	332,463	15,432,932
Moody’s Corp.	72,011	20,063,705
Morgan Stanley	601,832	51,167,757
Nasdaq, Inc.	775,551	47,580,054

		187,323,132

Chemicals—4.3%
DuPont de Nemours, Inc. (a)	577,048	39,602,804
International Flavors & Fragrances, Inc.	106,101	11,123,629
PPG Industries, Inc.	321,429	40,416,482
Sherwin-Williams Co. (The)	130,511	30,974,176

		122,117,091

Consumer Finance—1.5%
American Express Co.	279,248	41,258,892

Electric Utilities—5.4%
American Electric Power Co., Inc. (a)	179,432	17,037,068
Duke Energy Corp.	571,259	58,833,965
Exelon Corp.	179,257	7,749,280
Southern Co. (The)	730,462	52,162,292
Xcel Energy, Inc.	258,331	18,111,586

		153,894,191

Electrical Equipment—1.4%
Eaton Corp. plc	254,126	39,885,076

Equity Real Estate Investment Trusts—1.3%
Prologis, Inc.	223,169	25,157,842

Equity Real Estate Investment Trusts—(Continued)
Public Storage	37,685	10,558,960

		35,716,802

Food Products—1.9%
Archer-Daniels-Midland Co.	113,498	10,538,290
Nestle S.A.	366,073	42,276,117

		52,814,407

Health Care Equipment & Supplies—3.8%
Abbott Laboratories	390,885	42,915,264
Boston Scientific Corp. (a) (b)	734,206	33,971,712
Medtronic plc	378,896	29,447,797

		106,334,773

Health Care Providers & Services—4.6%
Cigna Corp.	258,879	85,776,968
McKesson Corp. (a)	118,453	44,434,089

		130,211,057

Hotels, Restaurants & Leisure—1.0%
Marriott International, Inc. - Class A	195,142	29,054,692

Household Products—1.3%
Kimberly-Clark Corp.	180,408	24,490,386
Reckitt Benckiser Group plc	192,632	13,401,223

		37,891,609

Industrial Conglomerates—2.5%
Honeywell International, Inc.	328,462	70,389,407

Insurance—10.8%
Aon plc - Class A	228,338	68,533,367
Chubb, Ltd.	289,123	63,780,534
Marsh & McLennan Cos., Inc.	393,037	65,039,763
Progressive Corp. (The)	507,548	65,834,051
Travelers Cos., Inc. (The)	235,016	44,063,150

		307,250,865

IT Services—1.8%
Accenture plc - Class A	190,397	50,805,535

Life Sciences Tools & Services—2.8%
Danaher Corp.	88,998	23,621,849
Thermo Fisher Scientific, Inc.	101,246	55,755,160

		79,377,009

Machinery—2.4%
Illinois Tool Works, Inc.	201,793	44,454,998
Otis Worldwide Corp.	113,988	8,926,400
PACCAR, Inc.	141,432	13,997,525

		67,378,923

Media—3.2%
Charter Communications, Inc. - Class A (b)	81,912	27,776,359

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Media—(Continued)
Comcast Corp. - Class A	1,772,457	$61,982,822

		89,759,181

Multi-Utilities—1.4%
Dominion Energy, Inc.	636,988	39,060,104

Multiline Retail—1.2%
Target Corp.	236,763	35,287,158

Oil, Gas & Consumable Fuels—4.7%
ConocoPhillips	521,550	61,542,900
EOG Resources, Inc.	204,965	26,547,067
Pioneer Natural Resources Co.	202,173	46,174,291

		134,264,258

Pharmaceuticals—8.1%
Johnson & Johnson	502,342	88,738,714
Merck & Co., Inc.	503,685	55,883,851
Pfizer, Inc.	1,441,101	73,842,015
Roche Holding AG	32,632	10,254,993

		228,719,573

Professional Services—1.2%
Equifax, Inc. (a)	174,194	33,856,346

Road & Rail—2.4%
Canadian National Railway Co.	145,798	17,332,466
Union Pacific Corp.	240,398	49,779,214

		67,111,680

Semiconductors & Semiconductor Equipment—5.3%
Analog Devices, Inc.	129,025	21,163,971
KLA Corp.	91,746	34,590,994
NXP Semiconductors NV	176,371	27,871,909
Texas Instruments, Inc.	404,513	66,833,638

		150,460,512

Specialty Retail—1.9%
Lowe’s Cos., Inc. (a)	274,060	54,603,714

Total Common Stocks (Cost $1,972,763,452)		2,828,669,263

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $7,979,217; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.375%, maturity dates ranging from 04/30/24 - 05/15/51, and an aggregate market value of $8,137,234.	7,977,621	7,977,621

Total Short-Term Investments (Cost $7,977,621)		7,977,621

Securities Lending Reinvestments (c)—4.2%
Security Description	Principal Amount*	Value

Certificates of Deposit—1.2%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (d)	2,000,000	2,002,702
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (d)	5,000,000	5,000,000
Bank of Nova Scotia 4.810%, SOFR + 0.510%, 03/15/23 (d)	2,000,000	2,000,841
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (d)	3,000,000	3,001,044
Canadian Imperial Bank of Commerce (NY)
4.550%, SOFR + 0.250%, 02/03/23 (d)	2,000,000	2,000,132
4.800%, SOFR + 0.500%, 03/03/23 (d)	3,000,000	3,001,148
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (d)	2,000,000	2,000,142
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (d)	4,000,000	4,001,200
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (d)	2,000,000	2,000,601
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (d)	2,000,000	1,999,968
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (d)	2,000,000	2,000,220
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (d)	3,000,000	3,000,984
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (d)	1,000,000	999,956
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (d)	2,000,000	1,999,780

		35,008,718

Commercial Paper—0.1%
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (d)	3,000,000	3,000,810

Repurchase Agreements—1.9%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $19,742,153; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $20,127,469.	19,732,812	19,732,812
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $4,100,106; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $4,080,001.	4,000,000	4,000,000
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $2,040,963.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $7,706,468; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $7,872,312.	7,700,000	$7,700,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $5,004,326; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $5,444,143.	5,000,000	5,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $1,004,521; collateralized by various Common Stock with an aggregate market value of $1,111,255.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,100,992; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $2,145,793.	2,100,000	2,100,000
Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $2,000,947; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $3,001,463; collateralized by various Common Stock with an aggregate market value of $3,338,541.	3,000,000	3,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $8,704,263; collateralized by various Common Stock with an aggregate market value of $9,683,045.	8,700,000	8,700,000

		55,232,812

Time Deposit—0.1%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (d)	3,000,000	3,000,000

Mutual Funds—0.9%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (e)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (e)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (e)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (e)	5,000,000	5,000,000

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 4.220% (e)	8,000,000	8,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $121,232,812)		121,242,340

Total Investments—104.3% (Cost $2,101,973,885)		2,957,889,224
Other assets and liabilities (net)—(4.3)%		(122,133,832)

Net Assets—100.0%		$2,835,755,392

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $118,309,524 and the collateral received consisted of cash in the amount of $121,232,812. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$147,140,573	$—	$—	$147,140,573
Banks	182,485,866	—	—	182,485,866
Beverages	27,036,130	44,330,184	—	71,366,314
Building Products	82,850,523	—	—	82,850,523
Capital Markets	187,323,132	—	—	187,323,132
Chemicals	122,117,091	—	—	122,117,091
Consumer Finance	41,258,892	—	—	41,258,892
Electric Utilities	153,894,191	—	—	153,894,191
Electrical Equipment	39,885,076	—	—	39,885,076
Equity Real Estate Investment Trusts	35,716,802	—	—	35,716,802
Food Products	10,538,290	42,276,117	—	52,814,407
Health Care Equipment & Supplies	106,334,773	—	—	106,334,773
Health Care Providers & Services	130,211,057	—	—	130,211,057
Hotels, Restaurants & Leisure	29,054,692	—	—	29,054,692
Household Products	24,490,386	13,401,223	—	37,891,609
Industrial Conglomerates	70,389,407	—	—	70,389,407
Insurance	307,250,865	—	—	307,250,865
IT Services	50,805,535	—	—	50,805,535
Life Sciences Tools & Services	79,377,009	—	—	79,377,009
Machinery	67,378,923	—	—	67,378,923
Media	89,759,181	—	—	89,759,181
Multi-Utilities	39,060,104	—	—	39,060,104
Multiline Retail	35,287,158	—	—	35,287,158
Oil, Gas & Consumable Fuels	134,264,258	—	—	134,264,258
Pharmaceuticals	218,464,580	10,254,993	—	228,719,573
Professional Services	33,856,346	—	—	33,856,346
Road & Rail	67,111,680	—	—	67,111,680
Semiconductors & Semiconductor Equipment	150,460,512	—	—	150,460,512
Specialty Retail	54,603,714	—	—	54,603,714
Total Common Stocks	2,718,406,746	110,262,517	—	2,828,669,263
Total Short-Term Investment*	—	7,977,621	—	7,977,621
Securities Lending Reinvestments
Certificates of Deposit	—	35,008,718	—	35,008,718
Commercial Paper	—	3,000,810	—	3,000,810
Repurchase Agreements	—	55,232,812	—	55,232,812
Time Deposit	—	3,000,000	—	3,000,000
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	96,242,340	—	121,242,340
Total Investments	$2,743,406,746	$214,482,478	$—	$2,957,889,224

Collateral for Securities Loaned (Liability)	$—	$(121,232,812)	$—	$(121,232,812)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,957,889,224
Cash	187,203
Receivable for:
Fund shares sold	3,940
Dividends and interest	4,145,523
Prepaid expenses	11,449

Total Assets	2,962,237,339
Liabilities
Collateral for securities loaned	121,232,812
Payables for:
Fund shares redeemed	3,119,964
Accrued Expenses:
Management fees	1,385,130
Distribution and service fees	196,099
Deferred trustees’ fees	289,903
Other expenses	258,039

Total Liabilities	126,481,947

Net Assets	$2,835,755,392

Net Assets Consist of:
Paid in surplus	$1,601,204,179
Distributable earnings (Accumulated losses)	1,234,551,213

Net Assets	$2,835,755,392

Net Assets
Class A	$1,876,121,231
Class B	831,260,649
Class D	10,560,528
Class E	117,812,984
Capital Shares Outstanding*
Class A	125,799,799
Class B	56,813,943
Class D	711,808
Class E	7,977,826
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.91
Class B	14.63
Class D	14.84
Class E	14.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,101,973,885.
(b)	Includes securities loaned at value of $118,309,524.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$70,110,538
Interest	232,212
Securities lending income	222,337
Other income	31,684

Total investment income	70,596,771
Expenses
Management fees	18,807,931
Administration fees	122,900
Custodian and accounting fees	166,079
Distribution and service fees—Class B	2,212,775
Distribution and service fees—Class D	11,092
Distribution and service fees—Class E	184,787
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	115,370
Insurance	25,938
Miscellaneous	27,671

Total expenses	21,775,550
Less management fee waiver	(1,658,045)

Net expenses	20,117,505

Net Investment Income	50,479,266

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	328,155,472
Foreign currency transactions	(57,302)

Net realized gain (loss)	328,098,170

Net change in unrealized appreciation (depreciation) on:
Investments	(602,215,166)
Foreign currency transactions	(10,630)

Net change in unrealized appreciation (depreciation)	(602,225,796)

Net realized and unrealized gain (loss)	(274,127,626)

Net Increase (Decrease) in Net Assets From Operations	$(223,648,360)

(a)	Net of foreign withholding taxes of $355,692.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$50,479,266	$50,054,074
Net realized gain (loss)	328,098,170	436,763,322
Net change in unrealized appreciation (depreciation)	(602,225,796)	336,931,814

Increase (decrease) in net assets from operations	(223,648,360)	823,749,210

From Distributions to Shareholders
Class A	(325,553,922)	(61,368,047)
Class B	(140,703,302)	(24,087,437)
Class D	(1,770,839)	(313,027)
Class E	(19,633,868)	(3,405,328)

Total distributions	(487,661,931)	(89,173,839)

Increase (decrease) in net assets from capital share transactions	(33,328,010)	(635,833,018)

Total increase (decrease) in net assets	(744,638,301)	98,742,353

Net Assets
Beginning of period	3,580,393,693	3,481,651,340

End of period	$2,835,755,392	$3,580,393,693

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	3,558,300	$62,373,937	2,518,734	$44,175,049
Reinvestments	23,850,104	325,553,922	3,512,767	61,368,047
Redemptions	(26,943,916)	(434,923,735)	(33,861,929)	(605,384,887)

Net increase (decrease)	464,488	$(46,995,876)	(27,830,428)	$(499,841,791)

Class B
Sales	2,310,908	$36,958,204	2,973,949	$51,063,665
Reinvestments	10,492,416	140,703,302	1,400,432	24,087,437
Redemptions	(10,789,269)	(170,456,811)	(11,186,137)	(194,130,608)

Net increase (decrease)	2,014,055	$7,204,695	(6,811,756)	$(118,979,506)

Class D
Sales	5,410	$86,922	162,401	$2,907,729
Reinvestments	130,305	1,770,839	18,000	313,027
Redemptions	(93,633)	(1,474,422)	(250,959)	(4,469,236)

Net increase (decrease)	42,082	$383,339	(70,558)	$(1,248,480)

Class E
Sales	547,791	$8,963,066	780,186	$13,680,459
Reinvestments	1,451,136	19,633,868	196,499	3,405,328
Redemptions	(1,412,098)	(22,517,102)	(1,877,776)	(32,849,028)

Net increase (decrease)	586,829	$6,079,832	(901,091)	$(15,763,241)

Increase (decrease) derived from capital shares transactions		$(33,328,010)		$(635,833,018)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.12	$15.63	$16.44	$13.81	$16.63

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.26	0.26	0.29	0.30
Net realized and unrealized gain (loss)	(1.68)	3.69	0.17	3.71	(1.87)

Total income (loss) from investment operations	(1.40)	3.95	0.43	4.00	(1.57)

Less Distributions
Distributions from net investment income	(0.30)	(0.28)	(0.30)	(0.31)	(0.24)
Distributions from net realized capital gains	(2.51)	(0.18)	(0.94)	(1.06)	(1.01)

Total distributions	(2.81)	(0.46)	(1.24)	(1.37)	(1.25)

Net Asset Value, End of Period	$14.91	$19.12	$15.63	$16.44	$13.81

Total Return (%) (b)	(5.98)	25.54	3.96	30.13	(10.05)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.63	0.64	0.63	0.66
Net ratio of expenses to average net assets (%) (c)	0.58	0.57	0.58	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.73	1.47	1.79	1.86	1.89
Portfolio turnover rate (%)	13	8	13	12	7
Net assets, end of period (in millions)	$1,876.1	$2,396.8	$2,393.8	$2,400.3	$2,144.8

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.81	$15.38	$16.20	$13.62	$16.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.21	0.22	0.24	0.25
Net realized and unrealized gain (loss)	(1.65)	3.64	0.16	3.67	(1.83)

Total income (loss) from investment operations	(1.42)	3.85	0.38	3.91	(1.58)

Less Distributions
Distributions from net investment income	(0.25)	(0.24)	(0.26)	(0.27)	(0.20)
Distributions from net realized capital gains	(2.51)	(0.18)	(0.94)	(1.06)	(1.01)

Total distributions	(2.76)	(0.42)	(1.20)	(1.33)	(1.21)

Net Asset Value, End of Period	$14.63	$18.81	$15.38	$16.20	$13.62

Total Return (%) (b)	(6.22)	25.30	3.66	29.85	(10.24)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.88	0.89	0.88	0.91
Net ratio of expenses to average net assets (%) (c)	0.83	0.82	0.83	0.82	0.82
Ratio of net investment income (loss) to average net assets (%)	1.48	1.22	1.54	1.61	1.65
Portfolio turnover rate (%)	13	8	13	12	7
Net assets, end of period (in millions)	$831.3	$1,030.7	$947.8	$948.8	$840.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.03	$15.56	$16.37	$13.76	$16.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.24	0.24	0.27	0.28
Net realized and unrealized gain (loss)	(1.66)	3.67	0.17	3.69	(1.84)

Total income (loss) from investment operations	(1.40)	3.91	0.41	3.96	(1.56)

Less Distributions
Distributions from net investment income	(0.28)	(0.26)	(0.28)	(0.29)	(0.23)
Distributions from net realized capital gains	(2.51)	(0.18)	(0.94)	(1.06)	(1.01)

Total distributions	(2.79)	(0.44)	(1.22)	(1.35)	(1.24)

Net Asset Value, End of Period	$14.84	$19.03	$15.56	$16.37	$13.76

Total Return (%) (b)	(6.02)	25.42	3.85	29.96	(10.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.74	0.73	0.76
Net ratio of expenses to average net assets (%) (c)	0.68	0.67	0.68	0.67	0.67
Ratio of net investment income (loss) to average net assets (%)	1.64	1.37	1.69	1.76	1.78
Portfolio turnover rate (%)	13	8	13	12	7
Net assets, end of period (in millions)	$10.6	$12.7	$11.5	$12.6	$11.0

	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.96	$15.50	$16.32	$13.71	$16.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.23	0.23	0.26	0.27
Net realized and unrealized gain (loss)	(1.66)	3.66	0.16	3.70	(1.85)

Total income (loss) from investment operations	(1.41)	3.89	0.39	3.96	(1.58)

Less Distributions
Distributions from net investment income	(0.27)	(0.25)	(0.27)	(0.29)	(0.22)
Distributions from net realized capital gains	(2.51)	(0.18)	(0.94)	(1.06)	(1.01)

Total distributions	(2.78)	(0.43)	(1.21)	(1.35)	(1.23)

Net Asset Value, End of Period	$14.77	$18.96	$15.50	$16.32	$13.71

Total Return (%) (b)	(6.10)	25.40	3.75	30.00	(10.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.79	0.78	0.81
Net ratio of expenses to average net assets (%) (c)	0.73	0.72	0.73	0.72	0.73
Ratio of net investment income (loss) to average net assets (%)	1.59	1.32	1.64	1.71	1.77
Portfolio turnover rate (%)	13	8	13	12	7
Net assets, end of period (in millions)	$117.8	$140.1	$128.5	$132.8	$115.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.
Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $7,977,621. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $55,232,812. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$399,975,233	$0	$864,641,760

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $113,516 in purchases and $2,333,682 in sales of investments, which are included above, and resulted in net realized gains of $877,074.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$18,807,931	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $750 million
(0.025)%	$750 million to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

During the year ended December 31, 2022, the Subadviser voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $31,684 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,103,175,150

Gross unrealized appreciation	911,516,563
Gross unrealized (depreciation)	(56,802,489)

Net unrealized appreciation (depreciation)	$854,714,074

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$56,310,542	$52,877,640	$431,351,389	$36,296,199	$487,661,931	$89,173,839

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$50,008,841	$330,095,514	$854,736,760	$—	$1,234,841,115

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MFS Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Value Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-22

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-23

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

MFS Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-24

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2023.

BHFTII-25

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Neuberger Berman Genesis Portfolio returned -19.15%, -19.32%, and -19.26%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned -14.48%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market fell sharply during the reporting period, posting its worst return since 2008. This was driven by several factors, including elevated inflation, which reached a 40-year high in May. This triggered a sharp reversal in Federal Reserve (the “Fed”) monetary policy, which included seven rate hikes in 2022 for a total of 4.25%, the most since 1980. Investor sentiment was also negatively impacted by the repercussions from war in Ukraine, supply chain issues, and the potential for the Fed’s action to push the economy into a recession. All told, the Russell 2000 Index returned -20.44%, while the S&P 500 Index returned -18.11% for the 12 months ended December 31, 2022. Within the small-cap universe, the Russell 2000 Growth and Russell 2000 Value Indexes returned -26.36% and -14.48%, respectively, over the 12-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a negative absolute return and underperformed the Russell 2000 Value Index (the “Index”) during the reporting period. Sector allocation drove the Portfolio’s underperformance. Our underweight to the Energy sector was a meaningful drag on relative results, as this sector was up sharply during the year. We initiated a position in the Energy sector in the second quarter of 2022, as we saw signs that many management teams in the space have adopted more shareholder friendly capital allocation strategies after years of challenging returns. Our overweight to the Information Technology (“IT”) sector also detracted from relative results. On the upside, the Portfolio’s lack of exposure to real estate investment trusts (“REITs”) and underweight to the biotechnology industry, which in the small-cap space tend to be lower quality in nature in our view, were additive for performance, as these industries fell sharply over the year.

Stock selection, overall, contributed to the Portfolio’s relative returns during the reporting period. The Portfolio’s strongest relative results were in the IT, Communication Services and Financials sectors. Within IT, our software names were the most additive for returns. Across the IT sector, our holdings are characterized by having high barriers to entry, strong free cash flow generation and attractive growth opportunities led by company-specific innovation and the mission-critical nature of their products. Conversely, many of the businesses that populate the benchmark are more speculative in nature and reliant on capital markets for growth. We have seen these sorts of stocks under meaningful pressure in 2022 as capital markets have become more discerning of businesses that have not demonstrated an ability to become profitable. Within Communication Services, our media holdings added the most value, while in Financials, our life insurance names outperformed. Conversely, stock selection in the Consumer Discretionary, Consumer Staples and Real Estate sectors were the largest drags on relative results. Within Consumer Discretionary, weakness in a few large “big ticket” positions were pressured by fears of slowing end market demand. Within Consumer Staples, our food and household product holdings negatively impacted returns. Within Real Estate, our one real estate management & development stock underperformed.

Individual holdings that were negative for the Portfolio’s absolute performance included Pool Corp., West Pharmaceutical Services and Bio-Techne. Pool Corp. is a leading wholesale distributor of swimming pool supplies in the U.S. The company has scale-related advantages which lead to better and more efficient customer service, which in turn drives industry-leading growth, margins, and returns. Despite strong operating results, the stock underperformed during the period similar to other housing-related stocks, due to concerns about weakening end market demand, elevated channel inventories and normalizing gross margins. West Pharmaceutical Services is a dominant supplier of drug containment devices used for injectable drugs by pharmaceutical and biopharmaceutical companies. The stock underperformed as COVID-related revenue declined, and management relayed expectations for fiscal year 2023 COVID-related revenue to decline roughly 40% - 50%. Bio-Techne is a leading producer of proteins and antibodies for medical research. It enjoys high barriers due to the purity and consistency of its products, scale benefits, and the large breadth of offerings. The stock underperformed in the period as foreign exchange impacted its results, and the market continued to pressure higher multiple companies after meaningful outperformance in fiscal year 2021.

Examples of individual stocks that contributed to the Portfolio’s absolute performance during the reporting period were Fair Isaac, Valmont Industries and Haemonetics. Fair Isaac. provides decision management tools used to automate and improve business performance. The company is most known for its industry-standard FICO score that leverages the company’s data scale and predictive analytics capabilities. The stock performed well during the year following management optimism about its ability to significantly increase pricing within its Scores segment in 2023. Moreover, the Federal Housing Finance Agency announced its long-awaited decision on changes to its credit scoring, which requires both VantageScore and FICO’s scores to be used in the underwriting of new loans. The net positive decision removed a longstanding overhang on the stock. Valmont Industries is a leading manufacturer of engineered, fabricated metal products, steel and aluminum pole, tower, and other structures with market-leading positions across a portfolio of duopoly/oligopoly businesses. The stock performed well, as the company delivered strong financial results. In addition, the outlook for long-term infrastructure spending benefited from the passing of the Infrastructure Investment and Jobs Act. Haemonetics is a leading supplier of blood management systems and consumables used in collecting and processing blood into its components. The stock outperformed after reporting strong financial results, management’s comments on

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*—(Continued)

plasma donations volume rebounding, and the company setting attractive revenue, operating profit, and earnings growth targets at its investor day.

Throughout the reporting period, we made several adjustments to the Portfolio on the margin. While the Portfolio’s sector positioning is driven by bottom-up stock selection, at the end of the reporting period its largest overweight allocations versus the benchmark were IT and Industrials. In contrast, the Portfolio’s largest sector underweights relative to the benchmark were Financials and Real Estate.

Judith M. Vale

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Investment Advisers LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	-19.15	7.70	10.74
Class B	-19.32	7.43	10.47
Class E	-19.26	7.53	10.58
Russell 2000 Value Index	-14.48	4.13	8.48

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTII-3

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Pool Corp.	2.3
Bio-Techne Corp.	2.3
Lattice Semiconductor Corp.	2.3
Valmont Industries, Inc.	2.2
Fair Isaac Corp.	2.1
Nexstar Media Group, Inc.- Class A	1.9
Manhattan Associates, Inc.	1.9
Exponent, Inc.	1.9
RBC Bearings, Inc.	1.9
Chemed Corp.	1.8

Top Sectors

% of Net Assets
Industrials	23.8
Information Technology	23.7
Financials	15.2
Health Care	11.1
Consumer Discretionary	10.0
Materials	3.9
Energy	3.6
Communication Services	3.3
Consumer Staples	2.5
Real Estate	1.4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.80%	$1,000.00	$1,039.20	$4.11
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class B (a)	Actual	1.05%	$1,000.00	$1,038.20	$5.39
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

Class E (a)	Actual	0.95%	$1,000.00	$1,038.90	$4.88
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—1.0%
Forward Air Corp.	85,751	$8,994,422

Auto Components—3.0%
Fox Factory Holding Corp. (a)	153,217	13,977,987
LCI Industries	77,917	7,203,426
XPEL, Inc. (a)	95,945	5,762,457

		26,943,870

Banks—11.4%
Bank of Hawaii Corp.	149,461	11,592,195
BOK Financial Corp.	87,702	9,102,591
Community Bank System, Inc.	152,790	9,618,131
Cullen/Frost Bankers, Inc.	94,675	12,658,047
CVB Financial Corp.	344,535	8,871,776
First Financial Bankshares, Inc.	218,363	7,511,687
Glacier Bancorp, Inc.	249,299	12,320,357
Lakeland Financial Corp.	89,835	6,555,260
Prosperity Bancshares, Inc.	128,507	9,339,889
Stock Yards Bancorp, Inc.	104,552	6,793,789
United Community Banks, Inc.	216,089	7,303,808

		101,667,530

Biotechnology—0.4%
Abcam plc (a)	223,056	3,470,751

Building Products—1.9%
AAON, Inc.	52,525	3,956,183
CSW Industrials, Inc.	70,252	8,144,314
Hayward Holdings, Inc. (a)	530,141	4,983,326

		17,083,823

Capital Markets—1.9%
Artisan Partners Asset Management, Inc. - Class A	75,209	2,233,707
Hamilton Lane, Inc. - Class A	46,496	2,970,165
Houlihan Lokey, Inc.	66,793	5,821,678
MarketAxess Holdings, Inc.	21,806	6,081,475

		17,107,025

Chemicals—1.7%
Chase Corp.	53,216	4,590,412
Element Solutions, Inc.	97,910	1,780,983
Quaker Chemical Corp.	49,984	8,342,330

		14,713,725

Commercial Services & Supplies—3.1%
Driven Brands Holdings, Inc. (a)	292,923	7,999,727
Rollins, Inc.	187,646	6,856,585
Tetra Tech, Inc.	87,977	12,773,381

		27,629,693

Communications Equipment—1.2%
NetScout Systems, Inc. (a)	334,495	10,874,432

Construction & Engineering—2.2%
Valmont Industries, Inc.	58,276	19,270,125

Construction Materials—1.3%
Eagle Materials, Inc.	90,158	11,977,490

Containers & Packaging—0.9%
AptarGroup, Inc.	76,478	8,411,050

Distributors—2.3%
Pool Corp.	67,977	20,551,486

Diversified Consumer Services—0.5%
Bright Horizons Family Solutions, Inc. (a)	67,516	4,260,260

Electronic Equipment, Instruments & Components—4.4%
Advanced Energy Industries, Inc.	62,114	5,328,139
Littelfuse, Inc.	58,580	12,899,316
National Instruments Corp.	137,818	5,085,484
Novanta, Inc. (a)	79,296	10,773,948
Zebra Technologies Corp. - Class A (a)	19,445	4,985,892

		39,072,779

Energy Equipment & Services—0.5%
Cactus, Inc. - Class A	54,668	2,747,614
Oceaneering International, Inc. (a)	105,991	1,853,782

		4,601,396

Food & Staples Retailing—0.5%
Grocery Outlet Holding Corp. (a)	140,266	4,094,365

Food Products—0.3%
UTZ Brands, Inc.	184,386	2,924,362

Health Care Equipment & Supplies—3.8%
Atrion Corp.	12,745	7,130,190
Haemonetics Corp. (a)	196,061	15,420,198
IDEXX Laboratories, Inc. (a)	14,532	5,928,475
UFP Technologies, Inc. (a)	44,398	5,234,080

		33,712,943

Health Care Providers & Services—1.8%
Chemed Corp.	32,146	16,408,283

Health Care Technology—0.6%
Certara, Inc. (a)	85,766	1,378,260
Simulations Plus, Inc.	96,387	3,524,872

		4,903,132

Hotels, Restaurants & Leisure—1.1%
Texas Roadhouse, Inc.	102,460	9,318,737

Household Products—1.7%
Church & Dwight Co., Inc.	88,971	7,171,952
WD-40 Co.	50,208	8,094,032

		15,265,984

Insurance—1.9%
AMERISAFE, Inc.	84,799	4,407,004

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Hagerty, Inc. - Class A (a)	104,413	$878,113
RLI Corp.	85,866	11,271,630

		16,556,747

IT Services—1.1%
Jack Henry & Associates, Inc.	56,102	9,849,267

Life Sciences Tools & Services—4.5%
Bio-Techne Corp.	243,826	20,208,299
ICON plc (a)	32,916	6,393,933
West Pharmaceutical Services, Inc.	57,698	13,579,224

		40,181,456

Machinery—8.5%
Esab Corp.	25,989	1,219,404
Graco, Inc.	123,568	8,311,184
Hillman Solutions Corp. (a)	300,587	2,167,232
Kadant, Inc.	54,400	9,663,072
Lindsay Corp.	51,592	8,401,757
Nordson Corp.	41,798	9,936,221
Omega Flex, Inc.	29,315	2,735,676
RBC Bearings, Inc. (a)	79,467	16,636,416
SPX Technologies, Inc. (a)	14,986	983,831
Toro Co. (The)	135,816	15,374,371

		75,429,164

Marine—1.5%
Kirby Corp. (a)	201,543	12,969,292

Media—3.3%
Cable One, Inc.	8,662	6,166,131
Nexstar Media Group, Inc. - Class A	98,891	17,308,892
TechTarget, Inc. (a)	127,548	5,619,765

		29,094,788

Oil, Gas & Consumable Fuels—3.0%
Matador Resources Co.	140,958	8,068,436
Sitio Royalties Corp. - Class A	161,727	4,665,836
Southwestern Energy Co. (a)	1,110,148	6,494,366
Texas Pacific Land Corp.	3,357	7,869,580

		27,098,218

Professional Services—3.5%
CRA International, Inc.	19,338	2,367,552
Exponent, Inc.	170,123	16,857,488
FTI Consulting, Inc. (a)	76,764	12,190,123

		31,415,163

Real Estate Management & Development—1.4%
FirstService Corp.	104,427	12,797,529

Semiconductors & Semiconductor Equipment—5.3%
FormFactor, Inc. (a)	163,910	$3,643,719
Lattice Semiconductor Corp. (a)	309,141	20,057,068
MKS Instruments, Inc.	102,524	8,686,859
Power Integrations, Inc.	211,576	15,174,231

		47,561,877

Software—11.6%
American Software, Inc.—Class A	198,952	2,920,615
Aspen Technology, Inc. (a)	58,027	11,918,746
CommVault Systems, Inc. (a)	72,765	4,572,553
Fair Isaac Corp. (a)	30,814	18,444,644
Manhattan Associates, Inc. (a)	140,529	17,060,221
Model N, Inc. (a)	190,897	7,742,782
Qualys, Inc. (a)	124,916	14,019,323
SPS Commerce, Inc. (a)	122,150	15,687,724
Tyler Technologies, Inc. (a)	24,007	7,740,097
Vertex, Inc. - Class A (a)	236,883	3,437,172

		103,543,877

Specialty Retail—3.2%
Asbury Automotive Group, Inc. (a)	77,500	13,891,875
Floor & Decor Holdings, Inc. - Class A (a)	96,603	6,726,467
Tractor Supply Co.	35,193	7,917,369

		28,535,711

Trading Companies & Distributors—2.2%
Richelieu Hardware, Ltd.	148,143	3,961,786
SiteOne Landscape Supply, Inc. (a)	41,017	4,812,114
Transcat, Inc. (a)	46,795	3,316,362
Watsco, Inc.	30,412	7,584,753

		19,675,015

Total Common Stocks (Cost $568,116,067)		877,965,767

Short-Term Investment—1.5%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $13,417,124; collateralized by U.S. Treasury Bond at 1.375%, maturing 08/15/50, with a market value of $13,682,743.	13,414,441	13,414,441

Total Short-Term Investments (Cost $13,414,441)		13,414,441

Total Investments—100.0% (Cost $581,530,508)		891,380,208
Other assets and liabilities (net)—0.0%		(361,346)

Net Assets—100.0%		$891,018,862

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$8,994,422	$—	$—	$8,994,422
Auto Components	26,943,870	—	—	26,943,870
Banks	101,667,530	—	—	101,667,530
Biotechnology	3,470,751	—	—	3,470,751
Building Products	17,083,823	—	—	17,083,823
Capital Markets	17,107,025	—	—	17,107,025
Chemicals	14,713,725	—	—	14,713,725
Commercial Services & Supplies	27,629,693	—	—	27,629,693
Communications Equipment	10,874,432	—	—	10,874,432
Construction & Engineering	19,270,125	—	—	19,270,125
Construction Materials	11,977,490	—	—	11,977,490
Containers & Packaging	8,411,050	—	—	8,411,050
Distributors	20,551,486	—	—	20,551,486
Diversified Consumer Services	4,260,260	—	—	4,260,260
Electronic Equipment, Instruments & Components	39,072,779	—	—	39,072,779
Energy Equipment & Services	4,601,396	—	—	4,601,396
Food & Staples Retailing	4,094,365	—	—	4,094,365
Food Products	2,924,362	—	—	2,924,362
Health Care Equipment & Supplies	33,712,943	—	—	33,712,943
Health Care Providers & Services	16,408,283	—	—	16,408,283
Health Care Technology	4,903,132	—	—	4,903,132
Hotels, Restaurants & Leisure	9,318,737	—	—	9,318,737
Household Products	15,265,984	—	—	15,265,984
Insurance	16,556,747	—	—	16,556,747
IT Services	9,849,267	—	—	9,849,267
Life Sciences Tools & Services	40,181,456	—	—	40,181,456
Machinery	75,429,164	—	—	75,429,164
Marine	12,969,292	—	—	12,969,292
Media	29,094,788	—	—	29,094,788
Oil, Gas & Consumable Fuels	27,098,218	—	—	27,098,218
Professional Services	31,415,163	—	—	31,415,163
Real Estate Management & Development	12,797,529	—	—	12,797,529
Semiconductors & Semiconductor Equipment	47,561,877	—	—	47,561,877
Software	103,543,877	—	—	103,543,877
Specialty Retail	28,535,711	—	—	28,535,711
Trading Companies & Distributors	15,713,229	3,961,786	—	19,675,015
Total Common Stocks	874,003,981	3,961,786	—	877,965,767
Total Short-Term Investment*	—	13,414,441	—	13,414,441
Total Investments	$874,003,981	$17,376,227	$—	$891,380,208

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$891,380,208
Cash	79
Receivable for:
Investments sold	165,878
Fund shares sold	281,016
Dividends and interest	476,879
Prepaid expenses	3,430

Total Assets	892,307,490
Liabilities
Payables for:
Investments purchased	201,043
Fund shares redeemed	105,377
Accrued Expenses:
Management fees	592,602
Distribution and service fees	65,061
Deferred trustees’ fees	176,114
Other expenses	148,431

Total Liabilities	1,288,628

Net Assets	$891,018,862

Net Assets Consist of:
Paid in surplus	$499,906,179
Distributable earnings (Accumulated losses)	391,112,683

Net Assets	$891,018,862

Net Assets
Class A	$566,583,282
Class B	259,395,885
Class E	65,039,695
Capital Shares Outstanding*
Class A	32,357,680
Class B	15,406,999
Class E	3,808,211
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.51
Class B	16.84
Class E	17.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $581,530,508.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$9,660,020
Interest	63,459

Total investment income	9,723,479
Expenses
Management fees	8,064,046
Administration fees	47,435
Custodian and accounting fees	63,453
Distribution and service fees—Class B	713,740
Distribution and service fees—Class E	107,968
Audit and tax services	44,272
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	89,649
Insurance	8,282
Miscellaneous	15,320

Total expenses	9,208,820
Less management fee waiver	(440,743)
Less broker commission recapture	(24,195)

Net expenses	8,743,882

Net Investment Income	979,597

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	80,792,971
Foreign currency transactions	(418)

Net realized gain (loss)	80,792,553

Net change in unrealized depreciation on investments	(311,766,210)

Net realized and unrealized gain (loss)	(230,973,657)

Net Increase (Decrease) in Net Assets From Operations	$(229,994,060)

(a)	Net of foreign withholding taxes of $21,619.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$979,597	$(1,492,625)
Net realized gain (loss)	80,792,553	170,028,958
Net change in unrealized appreciation (depreciation)	(311,766,210)	34,415,381

Increase (decrease) in net assets from operations	(229,994,060)	202,951,714

From Distributions to Shareholders
Class A	(106,970,605)	(48,870,401)
Class B	(50,463,350)	(23,004,374)
Class E	(12,512,018)	(5,891,827)

Total distributions	(169,945,973)	(77,766,602)

Increase (decrease) in net assets from capital share transactions	76,708,143	(86,583,331)

Total increase (decrease) in net assets	(323,231,890)	38,601,781

Net Assets
Beginning of period	1,214,250,752	1,175,648,971

End of period	$891,018,862	$1,214,250,752

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	403,662	$8,348,547	600,604	$15,278,810
Reinvestments	6,413,106	106,970,605	2,026,977	48,870,401
Redemptions	(3,336,606)	(63,956,922)	(4,551,362)	(116,420,903)

Net increase (decrease)	3,480,162	$51,362,230	(1,923,781)	$(52,271,692)

Class B
Sales	596,860	$11,834,859	782,772	$19,395,958
Reinvestments	3,142,176	50,463,350	981,834	23,004,374
Redemptions	(2,136,947)	(40,638,832)	(2,744,759)	(68,200,679)

Net increase (decrease)	1,602,089	$21,659,377	(980,153)	$(25,800,347)

Class E
Sales	34,853	$711,204	42,253	$1,060,129
Reinvestments	768,551	12,512,018	248,916	5,891,827
Redemptions	(489,775)	(9,536,686)	(616,551)	(15,463,248)

Net increase (decrease)	313,629	$3,686,536	(325,382)	$(8,511,292)

Increase (decrease) derived from capital shares transactions		$76,708,143		$(86,583,331)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$26.57	$24.01	$20.75	$18.56		$22.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	(0.01)	0.03	0.05		0.06
Net realized and unrealized gain (loss)	(5.32)	4.26	4.74	5.19		(1.21)

Total income (loss) from investment operations	(5.28)	4.25	4.77	5.24		(1.15)

Less Distributions
Distributions from net investment income	0.00	(0.02)	(0.04)	(0.05)		(0.08)
Distributions from net realized capital gains	(3.78)	(1.67)	(1.47)	(3.00)		(2.86)

Total distributions	(3.78)	(1.69)	(1.51)	(3.05)		(2.94)

Net Asset Value, End of Period	$17.51	$26.57	$24.01	$20.75		$18.56

Total Return (%) (b)	(19.15)	18.41	25.11	29.68		(6.70)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.84	0.86	0.87		0.86
Net ratio of expenses to average net assets (%) (c)	0.81	0.83	0.85	0.85		0.84
Ratio of net investment income (loss) to average net assets (%)	0.18	(0.04)	0.17	0.23		0.25
Portfolio turnover rate (%)	13	10	12	11		12
Net assets, end of period (in millions)	$566.6	$767.1	$739.6	$670.9		$577.6

	Class B
	Year Ended December 31,
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$25.79	$23.39	$20.27	$18.18		$22.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.07)	(0.02)	(0.00	)(d)	0.00 (d)
Net realized and unrealized gain (loss)	(5.16)	4.14	4.61	5.09		(1.19)

Total income (loss) from investment operations	(5.17)	4.07	4.59	5.09		(1.19)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00		(0.02)
Distributions from net realized capital gains	(3.78)	(1.67)	(1.47)	(3.00)		(2.86)

Total distributions	(3.78)	(1.67)	(1.47)	(3.00)		(2.88)

Net Asset Value, End of Period	$16.84	$25.79	$23.39	$20.27		$18.18

Total Return (%) (b)	(19.32)	18.12	24.76	29.41		(6.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.09	1.11	1.12		1.11
Net ratio of expenses to average net assets (%) (c)	1.06	1.08	1.10	1.10		1.09
Ratio of net investment income (loss) to average net assets (%)	(0.07)	(0.29)	(0.08)	(0.02)		0.01
Portfolio turnover rate (%)	13	10	12	11		12
Net assets, end of period (in millions)	$259.4	$356.0	$345.9	$313.9		$271.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$26.07	$23.61	$20.42	$18.30	$22.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	(0.05)	0.00 (d)	0.02	0.02
Net realized and unrealized gain (loss)	(5.22)	4.18	4.67	5.12	(1.19)

Total income (loss) from investment operations	(5.21)	4.13	4.67	5.14	(1.17)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	(0.02)	(0.05)
Distributions from net realized capital gains	(3.78)	(1.67)	(1.47)	(3.00)	(2.86)

Total distributions	(3.78)	(1.67)	(1.48)	(3.02)	(2.91)

Net Asset Value, End of Period	$17.08	$26.07	$23.61	$20.42	$18.30

Total Return (%) (b)	(19.26)	18.21	24.96	29.49	(6.89)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	0.99	1.01	1.02	1.01
Net ratio of expenses to average net assets (%) (c)	0.96	0.98	1.00	1.00	0.99
Ratio of net investment income (loss) to average net assets (%)	0.03	(0.19)	0.02	0.08	0.11
Portfolio turnover rate (%)	13	10	12	11	12
Net assets, end of period (in millions)	$65.0	$91.1	$90.2	$82.5	$74.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $13,414,441, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$131,853,200	$0	$213,991,104

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$8,064,046	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Investment Advisers LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $500 million
0.050%	Over $500 million

Prior to April 29, 2022, the Adviser had agreed, for the period April 30, 2021 to April 28, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $500 million

Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$581,598,352

Gross unrealized appreciation	337,197,160
Gross unrealized (depreciation)	(27,415,304)

Net unrealized appreciation (depreciation)	$309,781,856

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$—	$476,893	$169,945,973	$77,289,709	$169,945,973	$77,766,602

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$896,456	$80,610,485	$309,781,856	$—	$391,288,797

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-17

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Neuberger Berman Genesis Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Genesis Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Neuberger Berman Genesis Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-21

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-22

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Neuberger Berman Genesis Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Neuberger Berman Investment Advisers LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board also considered that the Portfolio underperformed the median of its other Performance Universe and the average of a different, but still comparable, Morningstar Category for the one-year period ended June 30, 2022 and outperformed the median of that Performance Universe and average of that Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-year period ended October 31, 2022 and outperformed its benchmark for the three- and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-23

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective April 29, 2022.

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the T. Rowe Price Large Cap Growth Portfolio returned -40.46%, -40.67%, and -40.58%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned -29.14%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The U.S. Federal Reserve’s (the “Fed”) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

Domestic investment grade and high yield bond prices tumbled in 2022. U.S. Treasury yields rose sharply, and the U.S. Treasury yield curve inverted during the year as short- and intermediate-term yields rose above longer-term yields. Historically, this has often signaled an approaching recession. In the investment grade universe, corporate bonds fell sharply as interest rates rose and credit spreads—the yield difference between higher- and lower-quality issues—widened amid concerns that Fed rate hikes would weaken the economy and corporate earnings.

Stocks in developed non-U.S. markets declined in 2022, as elevated inflation prompted many central banks to tighten their monetary policies. Developed European markets fell broadly in U.S. dollar terms. Stocks in Sweden, the Netherlands, Ireland, and Austria were among the worst performers, while Norway, Denmark, and the U.K. held up well. Developed markets in Asia also fell broadly. Stocks in Hong Kong and Australia held up best, while Japanese shares performed the worst. Stocks in emerging markets fared worse than developed non-U.S. markets in 2022. Emerging Asian markets were mostly lower in U.S. dollar terms. Shares in China, South Korea and Taiwan fell, while shares in Thailand and Indonesia rose.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted negative returns and underperformed its benchmark, the Russell 1000 Growth Index (the “Index”), during the reporting period. Broadly speaking, both security selection and sector allocation drove relative underperformance.

The Consumer Discretionary sector was a significant detractor from relative returns due to weak stock selection and an overweight allocation. Shares of Amazon.com traded lower in response to deceleration within both its e-commerce and Amazon Web Services segments as consumer confidence and enterprise cloud spend softened due to macro concerns. The company also disappointed in terms of cost control efforts that fell short of targets, with its bloated logistics footprint continuing to weigh on profitability.

Weak stock choices coupled with an overweight allocation in Communication Services also held back relative performance. Shares of Snap fell dramatically over the past year as it struggled to adapt to new policies around data tracking that affected its ability to target and measure ad performance. This, at a time when competition is intensifying, and an uncertain macro backdrop have led to tighter advertising spend. During the period, we eliminated the stock due to an impaired thesis and a loss of confidence in the company’s management team.

Weak stock choices in the Information Technology (“IT”) sector further detracted from relative results.

Conversely, the Health Care sector was the sole contributor to relative results due to favorable stock selection. Cigna has performed well on solid results, driven by strength in both its pharmacy-benefits and health care segments, including a better-than-expected medical loss ratio. We believe Cigna remains a source of steady growth at an attractive valuation and appreciate its significant exposure to commercial markets in which we think the company should be able to exercise pricing power in the near term. Managed care holdings UnitedHealth Group and Humana also performed well over the past year due to better-than-expected cost trends as utilization returns to normal in the wake of the pandemic.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight relative to the benchmark in the Communication Services, Consumer Discretionary, IT, and Health Care sectors. The portfolio was underweight relative to the benchmark in the Consumer Staples, Industrials, Financials, Energy, Real Estate, and Materials sectors. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	-40.46	4.93	11.29
Class B	-40.67	4.65	11.00
Class E	-40.58	4.77	11.11
Russell 1000 Growth Index	-29.14	10.96	14.10

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Microsoft Corp.	12.3
Apple, Inc.	7.0
Amazon.com, Inc.	6.0
Alphabet, Inc.- Class A	4.4
UnitedHealth Group, Inc.	4.2
Visa, Inc.- Class A	3.3
MasterCard, Inc.- Class A	3.0
ASML Holding NV	2.7
NVIDIA Corp.	2.6
Intuit, Inc.	2.6

Top Sectors

% of Net Assets
Information Technology	46.8
Consumer Discretionary	18.5
Health Care	14.6
Communication Services	10.8
Industrials	3.7
Consumer Staples	0.6
Financials	0.1

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.55%	$1,000.00	$948.20	$2.70
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class B (a)	Actual	0.80%	$1,000.00	$946.40	$3.92
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class E (a)	Actual	0.70%	$1,000.00	$947.70	$3.44
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—92.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Airbus SE	150,274	$17,867,919

Air Freight & Logistics—0.6%
FedEx Corp. (a)	55,651	9,638,753

Auto Components—0.1%
Mobileye Global, Inc. - Class A (a) (b)	25,815	905,074

Automobiles—3.2%
Ferrari NV (a)	110,609	23,694,660
Rivian Automotive, Inc. - Class A (a) (b)	1,679,657	30,956,079

		54,650,739

Biotechnology—0.7%
Argenx SE (ADR) (b)	32,390	12,270,304

Commercial Services & Supplies—0.4%
Cintas Corp. (a)	13,783	6,224,678

Electronic Equipment, Instruments & Components—1.6%
Teledyne Technologies, Inc. (a) (b)	70,053	28,014,895

Entertainment—2.3%
Netflix, Inc. (b)	75,975	22,403,508
Sea, Ltd. (ADR) (a) (b)	135,008	7,024,466
Spotify Technology S.A. (b)	120,437	9,508,501

		38,936,475

Health Care Equipment & Supplies—3.0%
Align Technology, Inc. (b)	23,208	4,894,567
Insulet Corp. (b)	23,378	6,882,250
Intuitive Surgical, Inc. (b)	105,767	28,065,274
Stryker Corp.	51,611	12,618,373

		52,460,464

Health Care Providers & Services—7.0%
Cigna Corp.	50,096	16,598,809
HCA Healthcare, Inc.	52,827	12,676,367
Humana, Inc.	40,019	20,497,331
UnitedHealth Group, Inc.	135,179	71,669,202

		121,441,709

Hotels, Restaurants & Leisure—4.1%
Booking Holdings, Inc. (b)	7,125	14,358,870
Chipotle Mexican Grill, Inc. (b)	9,862	13,683,426
Expedia Group, Inc. (b)	95,264	8,345,127
Las Vegas Sands Corp. (a) (b)	426,862	20,519,256
Wynn Resorts, Ltd. (b)	159,149	13,125,018

		70,031,697

Interactive Media & Services—8.0%
Alphabet, Inc. - Class A (b)	870,120	76,770,687
Alphabet, Inc. - Class C (b)	455,685	40,432,930
Match Group, Inc. (b)	180,683	7,496,538
Meta Platforms, Inc. - Class A (b)	53,300	6,414,122

Interactive Media & Services—(Continued)
Pinterest, Inc. - Class A (b)	311,831	7,571,257

		138,685,534

Internet & Direct Marketing Retail—6.6%
Amazon.com, Inc. (b)	1,241,675	104,300,700
Coupang, Inc. (b)	545,502	8,024,334
Maplebear, Inc.† (b) (c) (d)	17,978	871,574
Maplebear, Inc. (Non-Voting Shares)† (b) (c) (d)	939	45,523

		113,242,131

IT Services—8.9%
Adyen NV (b)	1,627	2,251,469
Fiserv, Inc. (b)	298,631	30,182,635
Global Payments, Inc. (a)	63,155	6,272,555
MasterCard, Inc. - Class A	150,668	52,391,784
MongoDB, Inc. (b)	21,603	4,252,334
Stripe, Inc. - Class B† (b) (c) (d)	63,278	1,171,276
Visa, Inc. - Class A (a)	272,605	56,636,415

		153,158,468

Leisure Products—0.3%
Peloton Interactive, Inc. - Class A (a) (b)	559,259	4,440,516

Life Sciences Tools & Services—1.0%
Avantor, Inc. (b)	373,865	7,884,813
Danaher Corp.	22,700	6,025,034
Illumina, Inc. (b)	16,670	3,370,674

		17,280,521

Personal Products—0.6%
Estee Lauder Cos., Inc. (The) - Class A	42,080	10,440,469

Pharmaceuticals—2.5%
AstraZeneca plc (ADR)	91,467	6,201,463
Eli Lilly and Co.	100,329	36,704,361

		42,905,824

Professional Services—0.9%
TransUnion	206,079	11,694,983
Verisk Analytics, Inc.	25,925	4,573,689

		16,268,672

Road & Rail—0.6%
Old Dominion Freight Line, Inc.	37,250	10,570,805

Semiconductors & Semiconductor Equipment—7.4%
Advanced Micro Devices, Inc. (b)	383,297	24,826,146
ASML Holding NV	84,602	46,226,533
Lam Research Corp.	25,986	10,921,916
NVIDIA Corp.	310,907	45,435,949

		127,410,544

Software—22.0%
Atlassian Corp. - Class A (a) (b)	84,277	10,844,764

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Software —(Continued)
Black Knight, Inc. (b)	94,694	$5,847,355
Ceridian HCM Holding, Inc. (a) (b)	116,561	7,477,388
Epic Games, Inc.† (b) (c) (d)	7,860	5,406,344
Hashicorp, Inc. - Class A (a) (b)	30,645	837,834
Intuit, Inc.	113,953	44,352,787
Magic Leap, Inc. - Class A† (b) (c) (d)	10,914	209,569
Microsoft Corp.	882,009	211,523,398
Monday.com, Ltd. (a) (b)	26,981	3,291,682
Roper Technologies, Inc.	52,522	22,694,231
Salesforce, Inc. (b)	165,508	21,944,706
SentinelOne, Inc. - Class A (a) (b)	290,779	4,242,466
ServiceNow, Inc. (b)	84,399	32,769,600
Trade Desk, Inc. (The) - Class A (b)	182,705	8,190,665

		379,632,789

Specialty Retail—2.7%
Floor & Decor Holdings, Inc. - Class A (a) (b)	87,165	6,069,299
Ross Stores, Inc.	353,330	41,011,013

		47,080,312

Technology Hardware, Storage & Peripherals—7.0%
Apple, Inc.	936,115	121,629,422

Textiles, Apparel & Luxury Goods—0.3%
Lululemon Athletica, Inc. (b)	16,850	5,398,403

Total Common Stocks (Cost $1,313,307,184)		1,600,587,117

Preferred Stocks—1.3%

Automobiles—1.0%
Dr. Ing HC F Porsche AG (b)	167,070	16,950,292

Life Sciences Tools & Services—0.3%
Sartorius AG	14,316	5,661,338

Total Preferred Stocks (Cost $20,736,826)		22,611,630

Convertible Preferred Stocks—1.0%

Automobiles—0.5%
GM Cruise Holdings LLC - Series F† (b) (c) (d)	196,100	3,986,713
Nuro, Inc. - Series C† (b) (c) (d)	179,741	2,494,805
Sila Nano, Inc. - Series F† (b) (c) (d)	52,110	1,624,269
Waymo LLC - Series A-2† (b) (c) (d)	26,511	1,250,789

		9,356,576

Internet & Direct Marketing Retail—0.5%
ANT International Co., Ltd. - Class C† (c) (d)	2,147,070	4,358,552
Maplebear, Inc.
Series A† (b) (c) (d)	2,525	122,412
Series G† (b) (c) (d)	36,727	1,780,525

Internet & Direct Marketing Retail—(Continued)
Rappi, Inc. - Series E† (b) (c) (d)	52,748	1,899,455

		8,160,944

Software—0.0%
Celonis S.E. - Series D† (b) (c) (d)	1,177	435,243

Total Convertible Preferred Stocks (Cost $24,042,767)		17,952,763

Short-Term Investment—4.7%

Mutual Funds—4.7%
T. Rowe Price Government Reserve Fund (e)	80,378,630	80,378,630

Total Short-Term Investments (Cost $80,378,630)		80,378,630

Securities Lending Reinvestments (f)—8.7%

Certificates of Deposit—5.2%
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (g)	5,000,000	5,000,000
Bank of Nova Scotia 4.770%, FEDEFF PRV + 0.440%, 01/09/23 (g)	2,000,000	2,000,081
4.810%, SOFR + 0.510%, 03/15/23 (g)	5,000,000	5,002,101
4.980%, SOFR + 0.680%, 08/16/23 (g)	1,000,000	1,001,169
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (g)	5,000,000	5,001,740
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (g)	4,000,000	4,000,265
4.800%, SOFR + 0.500%, 03/03/23 (g)	4,000,000	4,001,531
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (g)	6,000,000	6,000,426
Commonwealth Bank of Australia 4.680%, SOFR + 0.380%, 03/30/23 (g)	2,000,000	2,000,148
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (g)	4,000,000	4,000,000
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (g)	4,000,000	4,001,200
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (g)	3,000,000	3,000,901
MUFG Bank Ltd. (NY) 4.900%, SOFR + 0.600%, 01/25/23 (g)	5,000,000	5,001,050
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (g)	5,000,000	5,001,973
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (g)	3,000,000	2,999,952
4.890%, FEDEFF PRV + 0.560%, 04/10/23 (g)	2,000,000	2,001,152
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (g)	2,000,000	2,003,036
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (g)	2,000,000	2,000,220
5.050%, SOFR + 0.750%, 04/21/23 (g)	5,000,000	5,006,770

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd. 4.840%, SOFR + 0.540%, 01/10/23 (g)	3,000,000	$3,000,234
4.850%, SOFR + 0.550%, 03/07/23 (g)	3,000,000	3,000,834
Svenska Handelsbanken AB 4.900%, SOFR + 0.600%, 04/12/23 (g)	2,000,000	2,001,358
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (g)	4,000,000	3,999,825
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (g)	7,000,000	6,999,230
4.850%, SOFR + 0.550%, 02/22/23 (g)	2,000,000	2,000,682

		90,025,878

Commercial Paper—1.2%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (g)	5,000,000	5,006,810
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (g)	5,000,000	5,001,350
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (g)	6,000,000	6,000,000
United Overseas Bank, Ltd. 4.850%, SOFR + 0.550%, 02/03/23 (g)	4,000,000	4,000,964

		20,009,124

Master Demand Notes—0.2%
Bank of America N.A. 4.880%, SOFR + 0.580%, 05/15/23 (g)	4,000,000	3,999,955

Repurchase Agreements—1.8%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $19,805,908; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $20,192,468.	19,796,537	19,796,537
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $7,031,442; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $7,140,001.	7,000,000	7,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $3,013,563; collateralized by various Common Stock with an aggregate market value of $3,333,764.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $1,000,859; collateralized by various Common Stock with an aggregate market value of $1,113,192.	1,000,000	1,000,000

		30,796,537

Time Deposit—0.3%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (g)	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $149,796,537)		149,831,494

Total Investments—108.5% (Cost $1,588,261,944)		1,871,361,634
Other assets and liabilities (net)—(8.5)%		(145,914,104)

Net Assets—100.0%		$1,725,447,530

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $25,657,049, which is 1.5% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $145,956,827 and the collateral received consisted of cash in the amount of $149,796,537 and non-cash collateral with a value of $710. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 1.5% of net assets.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd. - Class C	06/07/18	2,147,070	$8,183,290	$4,358,552
Celonis S.E. - Series D	10/04/22	1,177	435,243	435,243
Epic Games, Inc.	06/18/20	7,860	4,519,500	5,406,344
GM Cruise Holdings LLC - Series F	05/07/19	196,100	3,578,825	3,986,713
Magic Leap, Inc. - Class A	01/20/16-10/12/17	10,914	5,305,346	209,569
Maplebear, Inc.	08/07/20	17,978	832,991	871,574
Maplebear, Inc. - Series A	11/18/20	2,525	154,056	122,412
Maplebear, Inc. - Series G	07/02/20	36,727	1,766,271	1,780,525
Maplebear, Inc. (Non-Voting Shares)	08/07/20	939	43,508	45,523
Nuro, Inc. - Series C	10/30/20	179,741	2,346,447	2,494,805
Rappi, Inc. - Series E	09/08/20-09/24/20	52,748	3,151,484	1,899,455
Sila Nano, Inc. - Series F	01/07/21	52,110	2,150,726	1,624,269
Stripe, Inc. - Class B	12/17/19	63,278	992,832	1,171,276
Waymo LLC - Series A-2	05/08/20	26,511	2,276,425	1,250,789

				$25,657,049

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$17,867,919	$—	$17,867,919
Air Freight & Logistics	9,638,753	—	—	9,638,753
Auto Components	905,074	—	—	905,074
Automobiles	54,650,739	—	—	54,650,739
Biotechnology	12,270,304	—	—	12,270,304
Commercial Services & Supplies	6,224,678	—	—	6,224,678
Electronic Equipment, Instruments & Components	28,014,895	—	—	28,014,895
Entertainment	38,936,475	—	—	38,936,475
Health Care Equipment & Supplies	52,460,464	—	—	52,460,464
Health Care Providers & Services	121,441,709	—	—	121,441,709
Hotels, Restaurants & Leisure	70,031,697	—	—	70,031,697
Interactive Media & Services	138,685,534	—	—	138,685,534
Internet & Direct Marketing Retail	112,325,034	—	917,097	113,242,131
IT Services	149,735,723	2,251,469	1,171,276	153,158,468
Leisure Products	4,440,516	—	—	4,440,516
Life Sciences Tools & Services	17,280,521	—	—	17,280,521
Personal Products	10,440,469	—	—	10,440,469
Pharmaceuticals	42,905,824	—	—	42,905,824
Professional Services	16,268,672	—	—	16,268,672
Road & Rail	10,570,805	—	—	10,570,805
Semiconductors & Semiconductor Equipment	127,410,544	—	—	127,410,544
Software	374,016,876	—	5,615,913	379,632,789
Specialty Retail	47,080,312	—	—	47,080,312
Technology Hardware, Storage & Peripherals	121,629,422	—	—	121,629,422
Textiles, Apparel & Luxury Goods	5,398,403	—	—	5,398,403
Total Common Stocks	1,572,763,443	20,119,388	7,704,286	1,600,587,117
Total Preferred Stocks*	—	22,611,630	—	22,611,630
Total Convertible Preferred Stocks*	—	—	17,952,763	17,952,763
Total Short-Term Investment*	80,378,630	—	—	80,378,630
Total Securities Lending Reinvestments*	—	149,831,494	—	149,831,494
Total Investments	$1,653,142,073	$192,562,512	$25,657,049	$1,871,361,634

Collateral for Securities Loaned (Liability)	$—	$(149,796,537)	$—	$(149,796,537)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2021	Purchases	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2022	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2022
Common Stocks
Internet & Direct Marketing Retail	$2,246,394	$—	$(1,329,297)	$917,097	$(1,329,297)
IT Services	4,090,923	—	(2,919,647)	1,171,276	(2,919,647)
Software	7,767,844	—	(2,151,931)	5,615,913	(2,151,931)
Convertible Preferred Stocks
Automobiles	13,496,433	—	(4,139,857)	9,356,576	(4,139,857)
Internet & Direct Marketing Retail	15,921,722	—	(7,760,778)	8,160,944	(7,760,778)
Software	—	435,243	—	435,243	—

	$43,523,316	$435,243	$(18,301,510)	$25,657,049	$(18,301,510)

	Fair Value at December 31, 2022		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet & Direct Marketing Retail	$917,097	(a)	Market Transaction Method	Precedent Transaction	$118.75	$125.00	$121.88	Increase
			Comparable Company Analysis	Enterprise Value/GMV	0.29x	0.41x	0.33x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
IT Services	1,171,276		Comparable Company Analysis	Enterprise Value/Gross Profit	11.8x	15.3x	13.6x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Software	5,406,344		Market Transaction Method	Precedent Transaction	$930.00	$930.00	$930.00	Increase
			Comparable Company Analysis	Enterprise Value/Sales	3.5x	4.4x	4.0x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	209,569		Market Transaction Method	Precedent Transaction (Split Adj.)	$19.20	$19.20	$19.20	Increase
Convertible Preferred Stocks
Automobiles	3,986,713	(a)	Discounted Projected Multiple	Enterprise Value/Sales	1.5x	15.3x	5.5x	Increase
				Discount Rate	25.00%	25.00%	25.00%	Decrease
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	2,494,805	(b)	Discounted Cash Flow	Discount Rate	25.00%	25.00%	25.00%	Decrease
	1,624,269	(a)	Market Transaction Method	Precedent Transaction	$41.27	$41.27	$41.27	Increase
			Comparable Company Analysis	Enterprise Value/Revenue	6.2x	6.2x	6.2x	Increase
				Enterprise Value/EBITDA	4.3x	4.3x	4.3x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	1,250,789	(a)	Market Transaction Method	Precedent Transaction	$91.72	$91.72	$91.72	Increase
			Discounted Projected Multiple	Enterprise Value/Sales	2.2x	15.3x	6.5x	Increase
				Discount Rate	25.00%	25.00%	25.00%	Decrease
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Internet & Direct Marketing Retail	4,358,552		Comparable Company Analysis	Price/Earnings Multiple	7.4x	17.5x	12.5x	Increase
				Enterprise Value/Sales	3.4x	3.4x	3.4x	Increase
				Trailing Dividend Yield	4.90%	4.90%	4.90%	Decrease
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	1,902,937	(a)	Market Transaction Method	Precedent Transaction	$118.75	$125.00	$121.88	Increase
			Comparable Company Analysis	Enterprise Value/GMV	0.29x	0.41x	0.33x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	1,899,455	(a)	Market Transaction Method	Precedent Transaction	$64.42	$64.42	$64.42	Increase
			Comparable Company Analysis	Enterprise Value/Sales	2.3x	3.0x	2.7x	Increase
				Enterprise Value/GMV	0.5x	0.5x	0.5x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Software	435,243		Market Transaction Method	Precedent Transaction	$369.79	$369.79	$369.79	Increase

(a)

For the year ended December 31, 2022, the valuation technique for investments amounting to $11,581,260 changed to a multi-tiered approach. The investments were previously valued utilizing only the precedent transaction price. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(b)

For the year ended December 31, 2022, the valuation technique for investments amounting to $2,494,805 changed to a discounted cash flow method. The investments were previously valued utilizing a precedent transaction price. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,790,983,004
Affiliated investments at value (c)	80,378,630
Cash	1,300,000
Cash denominated in foreign currencies (d)	1,068
Receivable for:
Investments sold	1,650,379
Fund shares sold	2,299,127
Dividends and interest	210,363
Dividends on affiliated investments	192,740
Prepaid expenses	6,716

Total Assets	1,877,022,027
Liabilities
Collateral for securities loaned	149,796,537
Payables for:
Fund shares redeemed	435,203
Accrued Expenses:
Management fees	799,228
Distribution and service fees	170,152
Deferred trustees’ fees	176,114
Other expenses	197,263

Total Liabilities	151,574,497

Net Assets	$1,725,447,530

Net Assets Consist of:
Paid in surplus	$1,520,599,555
Distributable earnings (Accumulated losses)	204,847,975

Net Assets	$1,725,447,530

Net Assets
Class A	$940,988,018
Class B	757,888,979
Class E	26,570,533
Capital Shares Outstanding*
Class A	66,758,140
Class B	56,495,148
Class E	1,931,396
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.10
Class B	13.42
Class E	13.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,507,883,314.
(b)	Includes securities loaned at value of $145,956,827.
(c)	Identified cost of affiliated investments was $80,378,630.
(d)	Identified cost of cash denominated in foreign currencies was $1,038.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$8,053,221
Dividends from affiliated investments	638,468
Securities lending income	616,363

Total investment income	9,308,052
Expenses
Management fees	12,410,444
Administration fees	87,974
Custodian and accounting fees	110,519
Distribution and service fees—Class B	2,281,176
Distribution and service fees—Class E	51,444
Audit and tax services	56,752
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	87,936
Insurance	18,513
Miscellaneous	23,433

Total expenses	15,182,846
Less management fee waiver	(1,558,907)

Net expenses	13,623,939

Net Investment Loss	(4,315,887)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(72,262,478)
Foreign currency transactions	14,449

Net realized gain (loss)	(72,248,029)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,079,294,356)
Foreign currency transactions	(13)

Net change in unrealized appreciation (depreciation)	(1,079,294,369)

Net realized and unrealized gain (loss)	(1,151,542,398)

Net Increase (Decrease) in Net Assets From Operations	$(1,155,858,285)

(a)	Net of foreign withholding taxes of $131,135.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(4,315,887)	$(9,296,197)
Net realized gain (loss)	(72,248,029)	447,750,178
Net change in unrealized appreciation (depreciation)	(1,079,294,369)	85,191,466

Increase (decrease) in net assets from operations	(1,155,858,285)	523,645,447

From Distributions to Shareholders
Class A	(234,334,024)	(167,172,412)
Class B	(196,064,384)	(139,704,635)
Class E	(7,160,168)	(5,966,155)
From Return of Capital
Class A	(268,119)	—
Class B	(224,332)	—
Class E	(8,192)	—

Total distributions	(438,059,219)	(312,843,202)

Increase (decrease) in net assets from capital share transactions	496,138,148	(121,783,411)

Total increase (decrease) in net assets	(1,097,779,356)	89,018,834

Net Assets
Beginning of period	2,823,226,886	2,734,208,052

End of period	$1,725,447,530	$2,823,226,886

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	4,855,504	$105,816,814	1,170,522	$35,484,565
Reinvestments	15,619,317	234,602,143	5,947,080	167,172,412
Redemptions	(2,515,907)	(48,783,830)	(10,659,583)	(326,075,286)

Net increase (decrease)	17,958,914	$291,635,127	(3,541,981)	$(123,418,309)

Class B
Sales	5,967,725	$112,865,385	2,992,998	$87,816,552
Reinvestments	13,716,891	196,288,716	5,143,764	139,704,635
Redemptions	(5,765,886)	(105,167,463)	(7,600,057)	(223,743,951)

Net increase (decrease)	13,918,730	$203,986,638	536,705	$3,777,236

Class E
Sales	71,309	$1,293,534	148,109	$4,393,635
Reinvestments	488,641	7,168,360	215,774	5,966,155
Redemptions	(391,485)	(7,945,511)	(417,580)	(12,502,128)

Net increase (decrease)	168,465	$516,383	(53,697)	$(2,142,338)

Increase (decrease) derived from capital shares transactions		$496,138,148		$(121,783,411)

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$30.81		$28.79	$22.93		$20.71	$25.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.06)	(0.01)		0.06	0.11
Net realized and unrealized gain (loss)	(12.17)		5.55	7.90		5.91	0.23

Total income (loss) from investment operations	(12.19)		5.49	7.89		5.97	0.34

Less Distributions
Distributions from net investment income	0.00		0.00	(0.06)		(0.10)	(0.11)
Distributions from net realized capital gains	(4.52)		(3.47)	(1.97)		(3.65)	(4.86)
Distributions from return of capital	(0.00	)(b)	—	—		—	—

Total distributions	(4.52)		(3.47)	(2.03)		(3.75)	(4.97)

Net Asset Value, End of Period	$14.10		$30.81	$28.79		$22.93	$20.71

Total Return (%) (c)	(40.46)		20.22	36.95		30.99	(0.94)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62		0.62	0.63		0.63	0.62
Net ratio of expenses to average net assets (%) (d)(e)	0.55		0.54	0.55		0.55	0.55
Ratio of net investment income (loss) to average net assets (%)	(0.10)		(0.21)	(0.05)		0.26	0.45
Portfolio turnover rate (%)	31		21	33		26	39
Net assets, end of period (in millions)	$941.0		$1,503.7	$1,507.0		$1,427.4	$1,259.7

	Class B
	Year Ended December 31,
	2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$29.74		$27.96	$22.32		$20.25	$24.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)		(0.14)	(0.07)		0.00 (f)	0.05
Net realized and unrealized gain (loss)	(11.74)		5.39	7.68		5.76	0.24

Total income (loss) from investment operations	(11.80)		5.25	7.61		5.76	0.29

Less Distributions
Distributions from net investment income	0.00		0.00	(0.00	)(g)	(0.04)	(0.05)
Distributions from net realized capital gains	(4.52)		(3.47)	(1.97)		(3.65)	(4.86)
Distributions from return of capital	(0.00	)(b)	—	—		—	—

Total distributions	(4.52)		(3.47)	(1.97)		(3.69)	(4.91)

Net Asset Value, End of Period	$13.42		$29.74	$27.96		$22.32	$20.25

Total Return (%) (c)	(40.67)		19.95	36.64		30.59	(1.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87		0.87	0.88		0.88	0.87
Net ratio of expenses to average net assets (%) (d)(e)	0.80		0.79	0.80		0.80	0.80
Ratio of net investment income (loss) to average net assets (%)	(0.35)		(0.46)	(0.30)		0.01	0.21
Portfolio turnover rate (%)	31		21	33		26	39
Net assets, end of period (in millions)	$757.9		$1,266.1	$1,175.6		$973.6	$801.5
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$30.29		$28.39	$22.63	$20.49	$25.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)		(0.11)	(0.05)	0.02	0.07
Net realized and unrealized gain (loss)	(11.96)		5.48	7.80	5.84	0.25

Total income (loss) from investment operations	(12.01)		5.37	7.75	5.86	0.32

Less Distributions
Distributions from net investment income	0.00		0.00	(0.02)	(0.07)	(0.08)
Distributions from net realized capital gains	(4.52)		(3.47)	(1.97)	(3.65)	(4.86)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(4.52)		(3.47)	(1.99)	(3.72)	(4.94)

Net Asset Value, End of Period	$13.76		$30.29	$28.39	$22.63	$20.49

Total Return (%) (c)	(40.58)		20.08	36.79	30.70	(1.05)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77		0.77	0.78	0.78	0.77
Net ratio of expenses to average net assets (%) (d)(e)	0.70		0.69	0.70	0.70	0.70
Ratio of net investment income (loss) to average net assets (%)	(0.25)		(0.36)	(0.20)	0.11	0.30
Portfolio turnover rate (%)	31		21	33	26	39
Net assets, end of period (in millions)	$26.6		$53.4	$51.6	$42.0	$35.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for the year ended December 31, 2022, 0.03% for the year ended December 31, 2021, and 0.02% for each of the years ended December 31, 2020 through 2018 (see Note 5 of the Notes to Financial Statements).
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $30,796,537, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$ 645,089,411	$0	$ 633,975,044

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$12,410,444	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s average daily net assets exceed $1 billion.

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	Of the next $1.5 billion
0.075%	On amounts in excess of $3 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 amounted to $1,062,151 and are included in the total amount shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the year ended December 31, 2022 amounted to $496,756 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Ending Value as of December 31, 2022	Income earned from affiliates during the period	Number of shares held December 31, 2022
T. Rowe Price Government Reserve Fund	$40,572,196	$446,997,585	$(407,191,151)	$80,378,630	$638,468	80,378,630

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,602,827,400

Gross unrealized appreciation	441,214,104
Gross unrealized (depreciation)	(172,679,870)

Net unrealized appreciation (depreciation)	$268,534,234

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$43,467,423	$40,942,869	$394,091,153	$271,900,333	$500,643	$—	$438,059,219	$312,843,202

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$268,534,347	$(63,510,258)	$205,024,089

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $63,510,258.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the T. Rowe Price Large Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

T. Rowe Price Large Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-27

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-28

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B, E and G shares of the T. Rowe Price Small Cap Growth Portfolio returned -22.15%, -22.34%, -22.28%, and -22.40%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index¹, returned -26.16%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The U.S. Federal Reserve’s (the “Fed”) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

Domestic investment grade and high yield bond prices tumbled in 2022. U.S. Treasury yields rose sharply, and the U.S. Treasury yield curve inverted during the year as short- and intermediate-term yields rose above longer-term yields. Historically, this has often signaled an approaching recession. In the investment grade universe, corporate bonds fell sharply as interest rates rose and credit spreads—the yield difference between higher- and lower-quality issues—widened amid concerns that Fed rate hikes would weaken the economy and corporate earnings.

Stocks in developed non-U.S. markets declined in 2022, as elevated inflation prompted many central banks to tighten their monetary policies. Developed European markets fell broadly in U.S. dollar terms. Stocks in Sweden, the Netherlands, Ireland, and Austria were among the worst performers, while Norway, Denmark, and the U.K. held up well. Developed markets in Asia also fell broadly. Stocks in Hong Kong and Australia held up best, while Japanese shares performed the worst. Stocks in emerging markets fared worse than developed non-U.S. markets in 2022. Emerging Asian markets were mostly lower in U.S. dollar terms. Shares in China, South Korea, and Taiwan fell, while shares in Thailand and Indonesia rose.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted negative returns but outperformed its benchmark, the MSCI U.S. Small Cap Growth Index (the “Index”), during the reporting period. Broadly speaking, stock selection primarily contributed to relative outperformance.

Stock selection in the Information Technology (“IT”) sector contributed the most to the Portfolio’s relative performance. Fair Isaac Corp., a company best known for its FICO score-related products, provides companies with analytic, software, and data management products and services that enable its customers to make critical business decisions. Recent news of the Federal Housing Finance Agency’s validation and approval of a new FICO credit score model for use by other government-sponsored agencies removes what was a large overhang for investors on the long-term outlook.

Contributors to relative results also included stock selection in the Industrials sector. Booz Allen Hamilton is a highly regarded management consulting, technology, and engineering services company that works with the U.S. government and its agencies on defense and intelligence matters. Shares traded up during the period as reported organic growth beat its industry peers, and investors favored the company’s increased focus in high-growth areas such as cybersecurity and artificial intelligence.

Stock choices in the Health Care sector also aided relative returns, led by a position in Molina Healthcare. Molina Healthcare is a Medicaid managed care company. The company contracts with various state governments to provide health care coverage for lower-income individuals.

In contrast, the Energy sector was the largest detractor from relative results, primarily due to unfavorable security selection. SM Energy is an independent oil and natural gas company engaged in acquisition, exploitation, exploration, and production activities. Shares underperformed the broader sector and market during the period as supply chain delays contributed to the company missing production expectations, raising near-term concern for investors.

Adverse stock picks in the Materials sector also weighed on relative performance. Scotts Miracle-Gro produces and distributes lawn and garden care products with a portfolio including strong brands such as Scotts, Miracle-Gro, and Ortho. Shares traded lower as weather proved to be a meaningful headwind for retail sales in 2022 as a late spring weather start dampened sales in fertilizer and grass seed products. Furthermore, higher-than-expected commodity costs also contributed to more conservative guidance by the company in 2022.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was slightly overweight relative to the benchmark in the Utilities, Health Care, Real Estate, IT, and Consumer Staples sectors. The Portfolio was slightly underweight relative to the benchmark in Financials, Communication Services, Materials, Energy, Industrials, and Consumer Discretionary sectors. While our stock selection is primarily based on a quantitative model, we take into consideration the fundamental research conducted by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector weights are usually in line with those of the Index, but we will occasionally overweight or underweight certain sectors based on our analysis.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI U.S. Small Cap Growth Index represents companies in the MSCI U.S. Small Cap 1750 Index exhibiting an overall growth orientation (the MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market). It is a free float-adjusted, market cap-weighted index.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Small Cap Growth Portfolio
Class A	-22.15	6.11	11.35	—
Class B	-22.34	5.84	11.07	—
Class E	-22.28	5.95	11.18	—
Class G	-22.40	5.79	—	8.02
MSCI U.S. Small Cap Growth Index	-26.16	5.84	10.38	—

1 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Halozyme Therapeutics, Inc.	1.0
Casella Waste Systems, Inc. - Class A	1.0
Lattice Semiconductor Corp.	0.9
Ensign Group, Inc. (The)	0.9
Manhattan Associates, Inc.	0.9
ExlService Holdings, Inc.	0.8
Saia, Inc.	0.8
CACI International, Inc. - Class A	0.8
Graphic Packaging Holding Co.	0.8
Molina Healthcare, Inc.	0.8

Top Sectors

% of Net Assets
Health Care	24.0
Industrials	20.0
Information Technology	19.4
Consumer Discretionary	12.9
Consumer Staples	4.7
Energy	4.5
Materials	4.5
Financials	4.1
Communication Services	2.7
Real Estate	1.4

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.48%	$1,000.00	$1,058.70	$2.49
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B (a)	Actual	0.73%	$1,000.00	$1,057.60	$3.79
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E (a)	Actual	0.63%	$1,000.00	$1,058.10	$3.27
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class G (a)	Actual	0.78%	$1,000.00	$1,057.40	$4.04
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Aerojet Rocketdyne Holdings, Inc. (a)	77,900	$4,356,947
Cadre Holdings, Inc. (b)	39,400	793,516
Curtiss-Wright Corp.	49,796	8,315,434
Hexcel Corp. (b)	61,192	3,601,149
Mercury Systems, Inc. (a) (b)	35,269	1,577,935
Moog, Inc. - Class A	24,439	2,144,767

		20,789,748

Air Freight & Logistics—0.4%
GXO Logistics, Inc. (a)	97,701	4,170,856

Auto Components—0.4%
Dorman Products, Inc. (a)	34,043	2,753,057
LCI Industries	6,984	645,671
Patrick Industries, Inc. (b)	13,528	819,797

		4,218,525

Banks—0.6%
Bancorp, Inc. (The) (a)	82,487	2,340,981
First Bancorp	37,855	1,621,708
ServisFirst Bancshares, Inc. (b)	11,700	806,247
Western Alliance Bancorp	34,558	2,058,275

		6,827,211

Beverages—0.7%
Boston Beer Co., Inc. (The) - Class A (a)	4,815	1,586,639
Coca-Cola Consolidated, Inc.	12,014	6,155,493

		7,742,132

Biotechnology—9.6%
ACADIA Pharmaceuticals, Inc. (a) (b)	119,864	1,908,235
Agios Pharmaceuticals, Inc. (a) (b)	49,759	1,397,233
Akero Therapeutics, Inc. (a) (b)	29,600	1,622,080
Alector, Inc. (a) (b)	49,782	459,488
Alkermes plc (a)	176,015	4,599,272
Allogene Therapeutics, Inc. (a) (b)	61,692	388,043
Amicus Therapeutics, Inc. (a)	172,976	2,112,037
Apellis Pharmaceuticals, Inc. (a) (b)	74,327	3,843,449
Avidity Biosciences, Inc. (a)	39,028	866,031
Biohaven, Ltd. (a) (b)	46,551	646,128
Blueprint Medicines Corp. (a) (b)	65,925	2,888,174
C4 Therapeutics, Inc. (a) (b)	12,500	73,750
CareDx, Inc. (a) (b)	38,087	434,573
Catalyst Pharmaceuticals, Inc. (a)	119,400	2,220,840
Cerevel Therapeutics Holdings, Inc. (a) (b)	70,166	2,213,036
CRISPR Therapeutics AG (a) (b)	60,182	2,446,398
Cytokinetics, Inc. (a)	66,802	3,060,868
Denali Therapeutics, Inc. (a) (b)	69,287	1,926,871
Exelixis, Inc. (a)	172,499	2,766,884
Fate Therapeutics, Inc. (a) (b)	57,610	581,285
FibroGen, Inc. (a)	46,600	746,532
Generation Bio Co. (a)	68,300	268,419
Halozyme Therapeutics, Inc. (a) (b)	202,154	11,502,563
Horizon Therapeutics plc (a)	63,330	7,206,954
IGM Biosciences, Inc. (a) (b)	22,768	387,284

Biotechnology—(Continued)
Insmed, Inc. (a) (b)	190,077	3,797,738
Intellia Therapeutics, Inc. (a)	55,887	1,949,897
Ionis Pharmaceuticals, Inc. (a)	121,447	4,587,053
Iovance Biotherapeutics, Inc. (a) (b)	94,444	603,497
IVERIC bio, Inc. (a)	71,149	1,523,300
Karuna Therapeutics, Inc. (a)	22,235	4,369,177
Kymera Therapeutics, Inc. (a) (b)	45,795	1,143,043
Madrigal Pharmaceuticals, Inc. (a) (b)	7,074	2,053,228
Mirati Therapeutics, Inc. (a)	29,546	1,338,729
Monte Rosa Therapeutics, Inc. (a) (b)	9,800	74,578
Morphic Holding, Inc. (a)	16,800	449,400
Natera, Inc. (a) (b)	60,579	2,433,458
Neurocrine Biosciences, Inc. (a)	32,797	3,917,274
Nurix Therapeutics, Inc. (a)	23,600	259,128
Prothena Corp. plc (a)	51,805	3,121,251
PTC Therapeutics, Inc. (a)	77,121	2,943,709
Replimune Group, Inc. (a)	62,509	1,700,245
REVOLUTION Medicines, Inc. (a) (b)	63,356	1,509,140
Rocket Pharmaceuticals, Inc. (a) (b)	49,031	959,537
Sage Therapeutics, Inc. (a)	41,892	1,597,761
Sarepta Therapeutics, Inc. (a)	27,123	3,514,598
Scholar Rock Holding Corp. (a) (b)	59,694	540,231
Seagen, Inc. (a)	17,358	2,230,677
Twist Bioscience Corp. (a) (b)	38,123	907,709
Ultragenyx Pharmaceutical, Inc. (a)	60,251	2,791,429
Xencor, Inc. (a) (b)	80,808	2,104,240
Zentalis Pharmaceuticals, Inc. (a) (b)	24,973	502,956

		109,489,410

Building Products—1.7%
AAON, Inc. (b)	41,300	3,110,716
Builders FirstSource, Inc. (a)	88,730	5,756,802
CSW Industrials, Inc.	26,131	3,029,367
Gibraltar Industries, Inc. (a)	18,223	836,071
UFP Industries, Inc.	91,560	7,256,130

		19,989,086

Capital Markets—1.6%
Blue Owl Capital, Inc. (b)	285,122	3,022,293
FactSet Research Systems, Inc.	11,669	4,681,719
LPL Financial Holdings, Inc.	30,633	6,621,936
MarketAxess Holdings, Inc.	15,701	4,378,852

		18,704,800

Chemicals—2.4%
Axalta Coating Systems, Ltd. (a)	167,244	4,259,704
Balchem Corp.	42,243	5,158,293
Element Solutions, Inc.	239,559	4,357,578
HB Fuller Co. (b)	56,208	4,025,617
Ingevity Corp. (a)	47,954	3,377,880
Livent Corp. (a) (b)	199,105	3,956,216
Olin Corp.	39,072	2,068,472

		27,203,760

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—2.6%
Casella Waste Systems, Inc. - Class A (a)	143,282	$11,363,695
Clean Harbors, Inc. (a)	59,124	6,747,231
IAA, Inc. (a)	102,700	4,108,000
MSA Safety, Inc.	18,006	2,596,285
Rentokil Initial plc (ADR) (b)	175,184	5,397,419

		30,212,630

Communications Equipment—0.3%
Lumentum Holdings, Inc. (a) (b)	57,845	3,017,774
Ubiquiti, Inc. (b)	3,502	957,902

		3,975,676

Construction & Engineering—2.2%
Comfort Systems USA, Inc. (b)	67,402	7,756,622
EMCOR Group, Inc.	57,545	8,522,990
NV5 Global, Inc. (a) (b)	21,939	2,902,969
WillScot Mobile Mini Holdings Corp. (a) (b)	133,500	6,030,195

		25,212,776

Construction Materials—0.4%
Eagle Materials, Inc.	32,606	4,331,707

Consumer Finance—0.2%
SLM Corp.	112,026	1,859,632

Containers & Packaging—1.0%
Berry Global Group, Inc.	35,174	2,125,565
Graphic Packaging Holding Co.	404,825	9,007,356

		11,132,921

Distributors—0.4%
Pool Corp.	16,122	4,874,164

Diversified Consumer Services—0.7%
Bright Horizons Family Solutions, Inc. (a)	13,663	862,135
Carriage Services, Inc.	31,561	869,190
Grand Canyon Education, Inc. (a)	35,689	3,770,900
PowerSchool Holdings, Inc. - Class A (a)	95,100	2,194,908

		7,697,133

Diversified Telecommunication Services—0.7%
Cogent Communications Holdings, Inc.	17,025	971,787
Iridium Communications, Inc. (a)	140,557	7,224,630

		8,196,417

Electrical Equipment—0.9%
Atkore, Inc. (a)	74,007	8,393,874
Shoals Technologies Group, Inc. - Class A (a)	88,800	2,190,696

		10,584,570

Electronic Equipment, Instruments & Components—2.8%
Advanced Energy Industries, Inc.	53,457	4,585,542
Cognex Corp.	25,935	1,221,798
ePlus, Inc. (a)	17,134	758,694

Electronic Equipment, Instruments & Components—(Continued)
Fabrinet (a) (b)	60,902	7,808,854
Littelfuse, Inc.	11,121	2,448,844
Novanta, Inc. (a) (b)	56,139	7,627,606
Teledyne Technologies, Inc. (a)	12,733	5,092,054
Zebra Technologies Corp. - Class A (a)	10,681	2,738,715

		32,282,107

Energy Equipment & Services—1.5%
Cactus, Inc. - Class A	53,894	2,708,712
ChampionX Corp.	83,136	2,410,113
Nabors Industries, Ltd. (a) (b)	12,800	1,982,336
TechnipFMC plc (a)	498,498	6,076,691
Weatherford International plc (a)	77,872	3,965,242

		17,143,094

Entertainment—0.9%
Endeavor Group Holdings, Inc. - Class A (a) (b)	214,000	4,823,560
World Wrestling Entertainment, Inc. - Class A (b)	74,806	5,125,707

		9,949,267

Equity Real Estate Investment Trusts—1.4%
Equity LifeStyle Properties, Inc.	38,214	2,468,624
First Industrial Realty Trust, Inc.	81,430	3,929,812
Life Storage, Inc.	25,140	2,476,290
Rexford Industrial Realty, Inc.	52,507	2,868,983
Ryman Hospitality Properties, Inc.	21,260	1,738,643
Terreno Realty Corp.	36,881	2,097,422

		15,579,774

Food & Staples Retailing—1.4%
BJ’s Wholesale Club Holdings, Inc. (a)	61,958	4,099,142
Casey’s General Stores, Inc.	13,255	2,973,759
Performance Food Group Co. (a)	147,749	8,627,064

		15,699,965

Food Products—1.7%
Darling Ingredients, Inc. (a)	43,513	2,723,478
Hostess Brands, Inc. (a)	112,600	2,526,744
Post Holdings, Inc. (a)	87,218	7,872,297
Simply Good Foods Co. (The) (a)	165,099	6,278,715

		19,401,234

Health Care Equipment & Supplies—5.7%
AtriCure, Inc. (a)	52,374	2,324,358
CONMED Corp. (b)	33,380	2,958,803
Embecta Corp. (b)	34,200	864,918
Globus Medical, Inc. - Class A (a) (b)	107,771	8,004,152
Haemonetics Corp. (a)	57,607	4,530,791
ICU Medical, Inc. (a) (b)	26,865	4,230,700
Inari Medical, Inc. (a)	34,905	2,218,562
Inspire Medical Systems, Inc. (a)	32,055	8,074,013
iRhythm Technologies, Inc. (a)	32,302	3,025,728
Lantheus Holdings, Inc. (a)	98,052	4,996,730
Merit Medical Systems, Inc. (a)	105,660	7,461,709

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Omnicell, Inc. (a) (b)	60,503	$3,050,561
Penumbra, Inc. (a) (b)	15,589	3,467,929
PROCEPT BioRobotics Corp. (a) (b)	39,200	1,628,368
Shockwave Medical, Inc. (a)	14,213	2,922,335
STERIS plc (b)	25,004	4,617,989
Tandem Diabetes Care, Inc. (a)	32,851	1,476,653

		65,854,299

Health Care Providers & Services—4.4%
Acadia Healthcare Co., Inc. (a)	17,000	1,399,440
Addus HomeCare Corp. (a)	48,605	4,835,711
Amedisys, Inc. (a)	25,685	2,145,725
AMN Healthcare Services, Inc. (a)	78,561	8,077,642
Chemed Corp.	4,070	2,077,450
Corvel Corp. (a)	35,271	5,125,934
Ensign Group, Inc. (The)	110,991	10,500,859
ModivCare, Inc. (a)	17,057	1,530,525
Molina Healthcare, Inc. (a)	26,981	8,909,666
Option Care Health, Inc. (a)	202,409	6,090,487

		50,693,439

Health Care Technology—0.3%
Evolent Health, Inc. - Class A (a) (b)	103,251	2,899,288

Hotels, Restaurants & Leisure—6.1%
Bloomin’ Brands, Inc. (b)	96,305	1,937,657
Boyd Gaming Corp.	120,919	6,593,713
Choice Hotels International, Inc. (b)	65,622	7,391,662
Churchill Downs, Inc. (b)	38,524	8,145,129
Domino’s Pizza, Inc.	8,159	2,826,278
Everi Holdings, Inc. (a)	153,100	2,196,985
Hilton Grand Vacations, Inc. (a)	90,461	3,486,367
Papa John’s International, Inc.	50,942	4,193,036
Planet Fitness, Inc. - Class A (a)	64,368	5,072,198
Red Rock Resorts, Inc. - Class A (b)	95,637	3,826,436
SeaWorld Entertainment, Inc. (a) (b)	49,335	2,639,916
Texas Roadhouse, Inc.	87,189	7,929,840
Travel and Leisure Co.	56,286	2,048,810
Vail Resorts, Inc. (b)	15,674	3,735,898
Wendy’s Co. (The)	323,674	7,324,743

		69,348,668

Household Durables—1.3%
Cavco Industries, Inc. (a) (b)	14,530	3,287,412
Helen of Troy, Ltd. (a) (b)	3,671	407,151
Skyline Champion Corp. (a)	59,540	3,066,905
Tempur Sealy International, Inc. (b)	140,084	4,809,084
TopBuild Corp. (a)	23,376	3,658,110

		15,228,662

Independent Power and Renewable Electricity Producers—0.6%
Clearway Energy, Inc. - Class C	81,383	2,593,676
NextEra Energy Partners L.P. (b)	38,219	2,678,770
Ormat Technologies, Inc.	21,873	1,891,577

		7,164,023

Insurance—1.7%
BRP Group, Inc. - Class A (a)	57,682	1,450,125
Palomar Holdings, Inc. (a)	60,857	2,748,302
Primerica, Inc.	34,898	4,949,234
Ryan Specialty Group Holdings, Inc. - Class A (a) (b)	132,758	5,510,785
Selective Insurance Group, Inc.	57,632	5,106,772

		19,765,218

Interactive Media & Services—0.2%
Ziff Davis, Inc. (a)	30,310	2,397,521

IT Services—2.9%
Broadridge Financial Solutions, Inc.	22,193	2,976,747
Concentrix Corp.	37,600	5,006,816
Euronet Worldwide, Inc. (a)	32,099	3,029,504
EVERTEC, Inc.	62,147	2,012,320
ExlService Holdings, Inc. (a)	56,545	9,580,419
Gartner, Inc. (a)	8,923	2,999,377
Paya Holdings, Inc. (a) (b)	231,900	1,825,053
Perficient, Inc. (a)	53,384	3,727,805
SS&C Technologies Holdings, Inc.	47,258	2,460,251

		33,618,292

Leisure Products—0.6%
Brunswick Corp.	14,260	1,027,861
Mattel, Inc. (a)	355,576	6,343,476

		7,371,337

Life Sciences Tools & Services—2.5%
Adaptive Biotechnologies Corp. (a)	65,759	502,399
Azenta, Inc. (a) (b)	10,261	597,395
Bruker Corp.	34,991	2,391,635
Charles River Laboratories International, Inc. (a)	22,747	4,956,571
Maravai LifeSciences Holdings, Inc. - Class A (a)	118,125	1,690,369
Medpace Holdings, Inc. (a) (b)	41,126	8,735,574
NeoGenomics, Inc. (a) (b)	33,273	307,442
Repligen Corp. (a)	34,746	5,882,845
West Pharmaceutical Services, Inc.	17,143	4,034,605

		29,098,835

Machinery—4.3%
Albany International Corp. - Class A (b)	38,469	3,792,659
Evoqua Water Technologies Corp. (a)	71,725	2,840,310
Federal Signal Corp.	60,158	2,795,542
Graco, Inc.	18,001	1,210,747
John Bean Technologies Corp.	47,523	4,340,276
Kadant, Inc.	32,415	5,757,876
Lincoln Electric Holdings, Inc.	31,969	4,619,201
RBC Bearings, Inc. (a) (b)	31,202	6,532,139
SPX Technologies, Inc. (a)	73,114	4,799,934
Toro Co. (The)	52,013	5,887,872
Watts Water Technologies, Inc. - Class A	42,179	6,167,835

		48,744,391

Media—0.9%
Nexstar Media Group, Inc. - Class A	45,889	8,031,952

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
TechTarget, Inc. (a) (b)	16,605	$731,616
Thryv Holdings, Inc. (a) (b)	62,815	1,193,485

		9,957,053

Metals & Mining—0.5%
Alpha Metallurgical Resources, Inc.	16,400	2,400,796
Arconic Corp. (a)	37,022	783,385
Royal Gold, Inc.	26,500	2,987,080

		6,171,261

Oil, Gas & Consumable Fuels—3.0%
APA Corp.	40,109	1,872,288
Arch Resources, Inc.	10,894	1,555,554
Centrus Energy Corp. - Class A (a) (b)	21,700	704,816
Enviva, Inc. (b)	24,600	1,303,062
Magnolia Oil & Gas Corp. - Class A (b)	256,502	6,014,972
Matador Resources Co.	109,742	6,281,632
PBF Energy, Inc. - Class A	12,400	505,672
PDC Energy, Inc.	31,159	1,977,973
Range Resources Corp.	186,025	4,654,346
SM Energy Co.	151,861	5,289,319
Targa Resources Corp.	28,454	2,091,369
Texas Pacific Land Corp. (b)	940	2,203,576

		34,454,579

Paper & Forest Products—0.5%
Louisiana-Pacific Corp.	90,952	5,384,358

Personal Products—1.0%
BellRing Brands, Inc. (a)	107,059	2,744,993
Coty, Inc. - Class A (a)	375,102	3,210,873
Inter Parfums, Inc. (b)	52,039	5,022,804

		10,978,670

Pharmaceuticals—1.5%
Amphastar Pharmaceuticals, Inc. (a)	103,400	2,897,268
Arvinas, Inc. (a) (b)	41,891	1,433,091
Catalent, Inc. (a)	55,049	2,477,755
DICE Therapeutics, Inc. (a) (b)	33,171	1,034,935
Intra-Cellular Therapies, Inc. (a)	62,700	3,318,084
Pacira BioSciences, Inc. (a)	44,834	1,731,041
Prestige Consumer Healthcare, Inc. (a)	14,500	907,700
Supernus Pharmaceuticals, Inc. (a) (b)	61,085	2,178,902
Ventyx Biosciences, Inc. (a)	23,300	764,007

		16,742,783

Professional Services—3.2%
ASGN, Inc. (a)	29,811	2,429,001
Booz Allen Hamilton Holding Corp.	70,437	7,362,075
CACI International, Inc. - Class A (a)	30,132	9,057,378
CBIZ, Inc. (a)	83,221	3,898,904
Exponent, Inc.	77,347	7,664,314
Insperity, Inc.	54,542	6,195,971

		36,607,643

Road & Rail—1.6%
Landstar System, Inc.	28,267	4,604,694
RXO, Inc. (a)	57,579	990,359
Saia, Inc. (a) (b)	43,547	9,130,935
XPO Logistics, Inc. (a)	99,437	3,310,258

		18,036,246

Semiconductors & Semiconductor Equipment—4.7%
Axcelis Technologies, Inc. (a)	63,596	5,046,978
Cirrus Logic, Inc. (a)	41,564	3,095,687
Diodes, Inc. (a)	64,965	4,946,435
Entegris, Inc.	36,235	2,376,654
FormFactor, Inc. (a)	121,568	2,702,456
Kulicke & Soffa Industries, Inc. (b)	73,934	3,272,319
Lattice Semiconductor Corp. (a)	162,569	10,547,477
MaxLinear, Inc. (a)	116,627	3,959,486
MKS Instruments, Inc.	24,663	2,089,696
Monolithic Power Systems, Inc.	7,206	2,548,114
Onto Innovation, Inc. (a)	63,019	4,290,964
Power Integrations, Inc.	84,057	6,028,568
Synaptics, Inc. (a)	32,923	3,132,953

		54,037,787

Software—7.8%
A10 Networks, Inc.	137,411	2,285,145
ACI Worldwide, Inc. (a)	76,487	1,759,201
Alarm.com Holdings, Inc. (a)	12,088	598,114
Aspen Technology, Inc. (a) (b)	12,004	2,465,622
Box, Inc. - Class A (a) (b)	180,809	5,628,584
Consensus Cloud Solutions, Inc. (a) (b)	17,766	955,100
Descartes Systems Group, Inc. (The) (a)	109,245	7,608,914
Digital Turbine, Inc. (a) (b)	89,045	1,357,046
DoubleVerify Holdings, Inc. (a)	41,235	905,521
Envestnet, Inc. (a) (b)	59,432	3,666,954
Fair Isaac Corp. (a)	13,119	7,852,771
Fortinet, Inc. (a)	45,580	2,228,406
Informatica, Inc. - Class A (a) (b)	104,800	1,707,192
Manhattan Associates, Inc. (a)	82,364	9,998,990
NCR Corp. (a) (b)	104,007	2,434,804
Paylocity Holding Corp. (a)	23,950	4,652,527
PTC, Inc. (a)	38,440	4,614,338
Qualys, Inc. (a)	47,902	5,376,041
Rapid7, Inc. (a)	47,949	1,629,307
Sapiens International Corp. NV (b)	128,062	2,366,586
SPS Commerce, Inc. (a) (b)	58,331	7,491,450
Tenable Holdings, Inc. (a)	88,859	3,389,971
Teradata Corp. (a)	55,682	1,874,256
Tyler Technologies, Inc. (a)	13,130	4,233,243
Workiva, Inc. (a) (b)	22,948	1,926,944

		89,007,027

Specialty Retail—2.0%
Academy Sports & Outdoors, Inc. (b)	69,055	3,628,150
Asbury Automotive Group, Inc. (a) (b)	6,556	1,175,163
Burlington Stores, Inc. (a)	9,789	1,984,818
Dick’s Sporting Goods, Inc. (b)	35,554	4,276,791

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
Floor & Decor Holdings, Inc. - Class A (a) (b)	6,643	$462,552
Murphy USA, Inc.	28,386	7,935,022
National Vision Holdings, Inc. (a) (b)	42,651	1,653,153
Penske Automotive Group, Inc. (b)	13,135	1,509,605

		22,625,254

Technology Hardware, Storage & Peripherals—0.6%
Pure Storage, Inc. - Class A (a)	276,534	7,400,050

Textiles, Apparel & Luxury Goods—1.6%
Capri Holdings, Ltd. (a)	97,743	5,602,629
Crocs, Inc. (a)	73,224	7,939,678
Deckers Outdoor Corp. (a)	13,324	5,318,408

		18,860,715

Trading Companies & Distributors—1.3%
Herc Holdings, Inc. (b)	31,575	4,154,323
McGrath RentCorp	24,854	2,454,084
SiteOne Landscape Supply, Inc. (a) (b)	39,936	4,685,292
Watsco, Inc. (b)	12,591	3,140,195

		14,433,894

Total Common Stocks (Cost $1,004,650,889)		1,134,149,888

Short-Term Investments—1.1%

Mutual Funds—1.1%
T. Rowe Price Government Reserve Fund (c)	12,481,374	12,481,374

Total Short-Term Investments (Cost $12,481,374)		12,481,374

Securities Lending Reinvestments (d)—8.2%

Certificates of Deposit—4.7%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (e)	2,000,000	2,002,702
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (e)	3,000,000	3,000,000
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (e)	5,000,000	5,000,089
4.810%, SOFR + 0.510%, 03/15/23 (e)	3,000,000	3,001,261
4.980%, SOFR + 0.680%, 08/16/23 (e)	2,000,000	2,002,338
Barclays Bank plc 4.670%, SOFR + 0.370%, 03/21/23 (e)	5,000,000	4,999,990
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (e)	3,000,000	3,001,044
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (e)	3,000,000	3,000,198
4.800%, SOFR + 0.500%, 03/03/23 (e)	3,000,000	3,001,148
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (e)	3,000,000	3,000,213

Certificates of Deposit—(Continued)
Credit Industriel et Commercial 4.730%, SOFR + 0.430%, 01/06/23 (e)	6,000,000	6,000,168
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (e)	4,000,000	4,001,200
Nordea Bank Abp (NY) 4.800%, SOFR + 0.500%, 02/27/23 (e)	3,000,000	3,000,831
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (e)	2,000,000	2,003,036
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (e)	2,000,000	2,000,220
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (e)	3,000,000	2,999,869
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (e)	2,000,000	1,999,780

		54,014,087

Commercial Paper—0.9%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (e)	3,000,000	3,004,086
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (e)	4,000,000	4,001,080
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (e)	3,000,000	3,000,000

		10,005,166

Repurchase Agreements—1.8%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $8,213,987; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $8,374,303.	8,210,101	8,210,101
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $4,100,106; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $4,080,001.	4,000,000	4,000,000
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $2,040,963.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $3,703,108; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $3,782,799.	3,700,000	3,700,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $200,094; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $204,361.	200,000	200,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $2,802,406; collateralized by various Common Stock with an aggregate market value of $3,116,937.	2,800,000	$2,800,000

		20,910,101

Time Deposit—0.2%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (e)	2,000,000	2,000,000

Mutual Funds—0.6%
STIT-Government & Agency Portfolio, Institutional Class 4.220% (f)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (f)	2,000,000	2,000,000

		7,000,000

Total Securities Lending Reinvestments (Cost $93,910,101)		93,929,354

Total Investments—108.4% (Cost $1,111,042,364)		1,240,560,616
Other assets and liabilities (net)—(8.4)%		(95,618,343)

Net Assets—100.0%		$1,144,942,273

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $92,469,163 and the collateral received consisted of cash in the amount of $93,910,101 and non-cash collateral with a value of $888,189. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,134,149,888	$—	$—	$1,134,149,888
Total Short-Term Investments*	12,481,374	—	—	12,481,374
Securities Lending Reinvestments
Certificates of Deposit	—	54,014,087	—	54,014,087
Commercial Paper	—	10,005,166	—	10,005,166
Repurchase Agreements	—	20,910,101	—	20,910,101
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	7,000,000	—	—	7,000,000
Total Securities Lending Reinvestments	7,000,000	86,929,354	—	93,929,354
Total Investments	$1,153,631,262	$86,929,354	$—	$1,240,560,616

Collateral for Securities Loaned (Liability)	$—	$(93,910,101)	$—	$(93,910,101)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,228,079,242
Affiliated investments at value (c)	12,481,374
Cash	750,000
Receivable for:
Investments sold	3,372,039
Fund shares sold	87,901
Dividends	468,734
Dividends on affiliated investments	41,081
Prepaid expenses	4,241

Total Assets	1,245,284,612

Liabilities
Collateral for securities loaned	93,910,101
Payables for:
Investments purchased	5,071,435
Fund shares redeemed	533,637
Accrued Expenses:
Management fees	446,121
Distribution and service fees	65,859
Deferred trustees’ fees	152,551
Other expenses	162,635

Total Liabilities	100,342,339

Net Assets	$1,144,942,273

Net Assets Consist of:
Paid in surplus	$986,687,342
Distributable earnings (Accumulated losses)	158,254,931

Net Assets	$1,144,942,273

Net Assets
Class A	$837,243,712
Class B	294,139,343
Class E	11,234,822
Class G	2,324,396
Capital Shares Outstanding*
Class A	49,919,314
Class B	20,280,343
Class E	734,567
Class G	172,913
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.77
Class B	14.50
Class E	15.29
Class G	13.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $92,469,163.
(b)	Identified cost of investments, excluding affiliated investments, was $1,098,560,990.
(c)	Identified cost of affiliated investments was $12,481,374.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$7,422,214
Dividends from affiliated investments	213,459
Securities lending income	325,674

Total investment income	7,961,347

Expenses
Management fees	5,922,075
Administration fees	59,834
Custodian and accounting fees	90,092
Distribution and service fees—Class B	816,665
Distribution and service fees—Class E	19,170
Distribution and service fees—Class G	8,344
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	74,857
Insurance	11,008
Miscellaneous	20,300

Total expenses	7,123,352
Less management fee waiver	(272,563)

Net expenses	6,850,789

Net Investment Income	1,110,558

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	28,492,225
Net change in unrealized depreciation on investments	(380,886,473)

Net realized and unrealized gain (loss)	(352,394,248)

Net Increase (Decrease) in Net Assets From Operations	$(351,283,690)

(a)	Net of foreign withholding taxes of $23,549.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$1,110,558	$(1,783,881)
Net realized gain (loss)	28,492,225	242,884,721
Net change in unrealized appreciation (depreciation)	(380,886,473)	(60,112,312)

Increase (decrease) in net assets from operations	(351,283,690)	180,988,528

From Distributions to Shareholders
Class A	(171,022,527)	(121,488,248)
Class B	(66,915,169)	(50,320,765)
Class E	(2,467,717)	(2,064,750)
Class G	(608,513)	(494,041)

Total distributions	(241,013,926)	(174,367,804)

Increase (decrease) in net assets from capital share transactions	139,260,329	(47,060,376)

Total increase (decrease) in net assets	(453,037,287)	(40,439,652)

Net Assets
Beginning of period	1,597,979,560	1,638,419,212

End of period	$1,144,942,273	$1,597,979,560

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,159,910	$24,725,896	613,177	$16,741,884
Reinvestments	10,803,697	171,022,527	4,764,245	121,488,248
Redemptions	(4,704,546)	(86,774,666)	(6,150,404)	(169,371,718)

Net increase (decrease)	7,259,061	$108,973,757	(772,982)	$(31,141,586)

Class B
Sales	469,023	$8,199,606	974,894	$24,281,515
Reinvestments	4,880,756	66,915,169	2,209,959	50,320,765
Redemptions	(2,665,685)	(44,533,888)	(3,627,973)	(89,340,798)

Net increase (decrease)	2,684,094	$30,580,887	(443,120)	$(14,738,518)

Class E
Sales	14,846	$263,506	32,595	$832,609
Reinvestments	170,776	2,467,717	87,120	2,064,750
Redemptions	(155,646)	(2,933,087)	(150,700)	(3,830,130)

Net increase (decrease)	29,976	$(201,864)	(30,985)	$(932,771)

Class G
Sales	4,589	$79,792	8,060	$196,083
Reinvestments	47,877	608,513	22,979	494,041
Redemptions	(48,856)	(780,756)	(40,343)	(937,625)

Net increase (decrease)	3,610	$(92,451)	(9,304)	$(247,501)

Increase (decrease) derived from capital shares transactions		$139,260,329		$(47,060,376)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$27.02	$27.04	$24.43	$21.23		$24.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	(0.01)	0.03	0.05		0.04
Net realized and unrealized gain (loss)	(6.25)	2.99	5.09	6.61		(1.34)

Total income (loss) from investment operations	(6.22)	2.98	5.12	6.66		(1.30)

Less Distributions
Distributions from net investment income	(0.05)	(0.01)	(0.05)	(0.01)		(0.03)
Distributions from net realized capital gains	(3.98)	(2.99)	(2.46)	(3.45)		(2.13)

Total distributions	(4.03)	(3.00)	(2.51)	(3.46)		(2.16)

Net Asset Value, End of Period	$16.77	$27.02	$27.04	$24.43		$21.23

Total Return (%) (b)	(22.15)	11.67	24.34	33.16		(6.55)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.49	0.50	0.50		0.50
Net ratio of expenses to average net assets (%) (c)	0.48	0.47	0.48	0.48		0.48
Ratio of net investment income (loss) to average net assets (%)	0.16	(0.04)	0.13	0.23		0.15
Portfolio turnover rate (%)	34	28	36	17		21
Net assets, end of period (in millions)	$837.2	$1,152.5	$1,174.3	$985.3		$834.3

	Class B
	Year Ended December 31,
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$24.09	$24.47	$22.36	$19.71		$23.09

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.07)	(0.02)	(0.00	)(d)	(0.02)
Net realized and unrealized gain (loss)	(5.59)	2.68	4.59	6.10		(1.23)

Total income (loss) from investment operations	(5.61)	2.61	4.57	6.10		(1.25)

Less Distributions
Distributions from net realized capital gains	(3.98)	(2.99)	(2.46)	(3.45)		(2.13)

Total distributions	(3.98)	(2.99)	(2.46)	(3.45)		(2.13)

Net Asset Value, End of Period	$14.50	$24.09	$24.47	$22.36		$19.71

Total Return (%) (b)	(22.34)	11.36	24.04	32.84		(6.78)

Ratios/Supplemental Data

Gross ratio of expenses to average net assets (%)	0.75	0.74	0.75	0.75		0.75
Net ratio of expenses to average net assets (%) (c)	0.73	0.72	0.73	0.73		0.73
Ratio of net investment income (loss) to average net assets (%)	(0.10)	(0.29)	(0.11)	(0.02)		(0.10)
Portfolio turnover rate (%)	34	28	36	17		21
Net assets, end of period (in millions)	$294.1	$423.9	$441.3	$408.4		$352.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$25.09		$25.34	$23.05		$20.22	$23.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(d)	(0.05)	(0.00	)(d)	0.02	(0.00	)(d)
Net realized and unrealized gain (loss)	(5.82)		2.79	4.76		6.26	(1.26)

Total income (loss) from investment operations	(5.82)		2.74	4.76		6.28	(1.26)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.01)		0.00	0.00
Distributions from net realized capital gains	(3.98)		(2.99)	(2.46)		(3.45)	(2.13)

Total distributions	(3.98)		(2.99)	(2.47)		(3.45)	(2.13)

Net Asset Value, End of Period	$15.29		$25.09	$25.34		$23.05	$20.22

Total Return (%) (b)	(22.28)		11.49	24.20		32.90	(6.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65		0.64	0.65		0.65	0.65
Net ratio of expenses to average net assets (%) (c)	0.63		0.62	0.63		0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	(0.00	)(e)	(0.19)	(0.01)		0.08	(0.00	)(e)
Portfolio turnover rate (%)	34		28	36		17	21
Net assets, end of period (in millions)	$11.2		$17.7	$18.6		$16.9	$14.0

	Class G
	Year Ended December 31,
	2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$22.74		$23.26	$21.39		$18.99	$22.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.08)	(0.03)		(0.01)	(0.03)
Net realized and unrealized gain (loss)	(5.30)		2.55	4.36		5.86	(1.18)

Total income (loss) from investment operations	(5.32)		2.47	4.33		5.85	(1.21)

Less Distributions
Distributions from net realized capital gains	(3.98)		(2.99)	(2.46)		(3.45)	(2.13)

Total distributions	(3.98)		(2.99)	(2.46)		(3.45)	(2.13)

Net Asset Value, End of Period	$13.44		$22.74	$23.26		$21.39	$18.99

Total Return (%) (b)	(22.40)		11.34	24.00		32.75	(6.84)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80		0.79	0.80		0.80	0.80
Net ratio of expenses to average net assets (%) (c)	0.78		0.77	0.78		0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.15)		(0.34)	(0.17)		(0.07)	(0.15)
Portfolio turnover rate (%)	34		28	36		17	21
Net assets, end of period (in millions)	$2.3		$3.8	$4.2		$4.5	$3.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,910,101, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$434,071,702	$0	$530,496,256

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$5,922,075	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Ending Value as of December 31, 2022	Income earned from affiliates during the period	Number of shares held December 31, 2022
T. Rowe Price Government Reserve Fund	$11,194,426	$188,664,417	$(187,377,469)	$12,481,374	$213,459	12,481,374

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,111,951,758

Gross unrealized appreciation	247,182,642
Gross unrealized (depreciation)	(118,573,784)

Net unrealized appreciation (depreciation)	$128,608,858

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$8,966,857	$15,436,403	$232,047,069	$158,931,401	$241,013,926	$174,367,804

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$658,268	$29,140,357	$128,608,858	$—	$158,407,483

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the T. Rowe Price Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-27

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *    *  *

T. Rowe Price Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2022 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2022. The Board also considered that the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the one-year period ended October 31, 2022 and underperformed its benchmark for the three- and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-28

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-29

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the VanEck Global Natural Resources Portfolio returned 8.24% and 7.98%, respectively. The Portfolio’s benchmark, the S&P North American Natural Resources Sector Index¹, returned 34.07%.

MARKET ENVIRONMENT / CONDITIONS

Broadly speaking, and on average, resource equities outperformed global equities and global bonds for a second year in a row in 2022. Notable macroeconomic drivers on the year included supply disruptions (following Russia’s invasion of Ukraine), ongoing inflationary pressures, and exceptionally fast, synchronized global tightening.

Traditional energy (i.e., oil & gas) companies dominated positive performance within the space, aided by resilient underlying commodity prices. Meanwhile renewable & alternative energy companies suffered from a number of headwinds including rising interest rates and a souring market environment for more growth-oriented stocks.

Europe’s scramble to secure its energy supply following Russia’s invasion of Ukraine—and the European Union’s subsequent ban on all seaborne imports of crude from Russia—placed even further constraints on oil and gas inventories that had already begun to experience tightness beginning in 2021. The United States’ Strategic Petroleum Reserve reached near 40-year lows in 2022 as it became an indispensable, though temporary and unsustainable, source of supply for oil markets around the globe.

While supply constraints buoyed energy prices, capital spending discipline remained a noted characteristic among oil & gas producers throughout the year. Declining expenditures and rising free cash flow sparked a wave of dividends, variable dividends and share repurchases, enabling the energy sector to become, on average, one of the highest yielding global equity sectors on the year.

Base & industrial metals price gains were mixed on the year. However, established, diversified mining companies were still capable of boosting yields and dividends and escaped relatively unscathed. Unfortunately, smaller, more targeted mining companies—particularly those focused on mining metals and minerals supporting battery and clean energy technology manufacturing—remained vulnerable to rising startup project costs and a general trepidation for growth-oriented stocks.

Despite a strong dollar rally throughout most of 2022, gold finished nearly flat on the year and managed to remain a store of value when compared with most other asset classes. On the other hand, miners were hit by stifling industry cost inflation and a lack of upward momentum in gold prices.

Early in the year, Russia’s invasion of Ukraine prompted a temporary crisis in grain supply. However, markets reacted swiftly to address the situation diplomatically and record harvests across a number of major producing countries eventually alleviated concerns. Perhaps more notable though was the impact that higher natural gas prices had on the production of nitrogen-based fertilizers (where natural gas represents a significant input cost). Record natural gas prices stalled fertilizer production in Europe for a short period of time before unsustainably high fertilizer prices prompted demand destruction.

Mid-year gains in renewables & alternative energy companies stemming from pro-clean energy policy measures enacted in both the United States and Europe were insufficient at offsetting a number of headwinds experienced throughout the course of the year. Rotation from growth- to value-oriented stocks, along with sanctions on imported solar goods into the United States (from Asia), fueled negative sentiment in the space.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Structural underweight positioning in traditional energy negatively impacted relative performance of the Portfolio for the period. The benchmark’s extremely concentrated approach—highlighted by, on average, an approximate 80% weighting to North American oil & gas in 2022—overshadowed modest relative performance among several other of the Portfolio’s resource equity allocations on the year.

On an absolute basis, the largest detractors included energy storage systems provider, Stem, Inc., gold miner, Newmont Corporation, and renewable energy project financier, Hannon Armstrong Sustainable Infrastructure Capital. Both Stem and Hannon Armstrong suffered from macroeconomic and industry-specific headwinds—including fatigue with growth equities, rising interest rates and a moderated global growth outlook. Because of increasing costs, Newmont also missed its guidance targets and was penalized by the market.

The largest contributors included oil & gas refiner, Valero Energy Corporation, and oil & gas exploration and production companies Devon Energy Corporation and ConocoPhillips Company. While all three companies benefited from general strength in underlying commodity markets, Valero, in particular, benefitted from strong European demand for its for diesel, jet fuel and other middle distillates. Additionally, Devon Energy continued to be rewarded as a model for capital discipline and return of shareholder capital in the space.

Notable new positions taken in the Portfolio included diversified metals and mining company, Glencore, and oil & gas producer, Chesapeake Energy Corporation. Other notable changes in the Portfolio during the period included its exit from the position it held in oil & gas exploration and production company Coterra Energy, Inc. and the reduction in its position in oil & gas exploration and production company Pioneer Natural Resources Company.

BHFTII-1

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio’s largest allocations were to oil & gas (approximately 40%) and base & industrial metals (approximately 18%). Agriculture, renewable & alternative energy and gold & precious metals made up nearly the entirety of the Portfolio’s remaining exposure at approximately 14%, 11% and 10.5%, respectively.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

BHFTII-2

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
VanEck Global Natural Resources Portfolio
Class A	8.24	4.67	0.93
Class B	7.98	4.39	0.67
S&P North American Natural Resources Sector Index	34.07	7.13	4.05

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Glencore plc	4.2
Valero Energy Corp.	3.9
SolarEdge Technologies, Inc.	3.7
Equinor ASA(ADR)	3.5
First Quantum Minerals, Ltd.	2.9
Vale S.A.(ADR)	2.9
Hess Corp.	2.8
Anglo American plc	2.8
Bunge, Ltd.	2.8
ConocoPhillips	2.6

Top Sectors

% of Net Assets
Energy	39.7
Materials	37.2
Information Technology	6.0
Industrials	5.7
Consumer Staples	5.1
Utilities	1.6
Financials	0.4
Consumer Discretionary	0.3

BHFTII-3

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

VanEck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.76%	$1,000.00	$1,091.00	$4.01
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class B (a)	Actual	1.01%	$1,000.00	$1,088.90	$5.32
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—95.9% of Net Assets

Security Description	Shares	Value

Auto Components—0.0%
Solid Power, Inc. (a) (b)	81,300	$206,502

Chemicals—8.8%
Corteva, Inc.	342,033	20,104,700
FMC Corp.	68,746	8,579,501
Mosaic Co. (The)	179,200	7,861,504
Nutrien, Ltd. (b)	229,423	16,754,761
OCI NV	429,657	15,332,104
Yara International ASA	90,800	3,992,293

		72,624,863

Electrical Equipment—2.3%
ESS Tech, Inc. (a) (b)	180,800	439,344
Fluence Energy, Inc. (a) (b)	32,740	561,491
FREYR Battery S.A. (a) (b)	889,150	7,717,822
Soltec Power Holdings S.A. (a) (b)	112,789	497,517
Stem, Inc. (a) (b)	1,112,732	9,947,824

		19,163,998

Energy Equipment & Services—6.6%
Baker Hughes Co. (b)	419,600	12,390,788
ChampionX Corp. (b)	313,800	9,097,062
Halliburton Co.	407,800	16,046,930
Liberty Oilfield Services, Inc. (b)	1,022,010	16,362,380

		53,897,160

Food Products—5.1%
Benson Hill, Inc. (a) (b)	466,000	1,188,300
Bunge, Ltd.	233,100	23,256,387
Darling Ingredients, Inc. (a)	109,600	6,859,864
Tyson Foods, Inc. - Class A	173,500	10,800,375

		42,104,926

Independent Power and Renewable Electricity Producers—1.6%
Ormat Technologies, Inc. (b)	151,300	13,084,424

Machinery—1.4%
Chart Industries, Inc. (a) (b)	96,120	11,075,908

Marine—1.3%
Kirby Corp. (a)	167,131	10,754,880

Metals & Mining—28.3%
5E Advanced Materials, Inc. (a) (b)	130,800	1,030,704
Agnico Eagle Mines, Ltd. (U.S. Listed Shares) (b)	245,233	12,749,664
Alamos Gold, Inc. - Class A	659,700	6,669,567
Allkem Ltd. (a)	845,047	6,419,697
Anglo American plc	596,400	23,326,805
Barrick Gold Corp.	664,235	11,411,557
Ecograf, Ltd. (a)	1,359,349	197,514
Eldorado Gold Corp. (a) (b)	481,900	4,028,684
Endeavour Mining plc (b)	421,200	9,015,049
Euro Manganese, Inc. (a)	1,958,685	473,407
First Quantum Minerals, Ltd. (b)	1,136,800	23,751,899
Franco-Nevada Corp.	90,200	12,310,496

Metals & Mining—(Continued)
Freeport-McMoRan, Inc. (b)	518,100	19,687,800
Glencore plc	5,177,600	34,621,443
Jervois Global, Ltd. (a)	4,986,900	933,057
Kinross Gold Corp. (b)	2,055,900	8,408,631
MP Materials Corp. (a) (b)	238,585	5,792,844
Newmont Corp.	183,717	8,671,442
Nouveau Monde Graphite, Inc. (a)	167,633	640,358
Piedmont Lithium, Inc. (a) (b)	133,008	5,855,012
Sibanye Stillwater, Ltd. (ADR) (b)	1,135,100	12,100,166
Talon Metals Corp. (a)	3,689,300	1,348,747
Vale S.A. (ADR) (b)	1,381,600	23,445,752

		232,890,295

Mortgage Real Estate Investment Trusts—0.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	126,439	3,664,202

Oil, Gas & Consumable Fuels—33.2%
Chesapeake Energy Corp. (b)	199,000	18,779,630
Chevron Corp.	50,500	9,064,245
ConocoPhillips	180,922	21,348,796
Devon Energy Corp. (b)	323,582	19,903,529
Diamondback Energy, Inc.	152,006	20,791,381
Eni S.p.A. (b)	687,600	9,821,844
EQT Corp. (b)	577,500	19,536,825
Equinor ASA (ADR) (b)	802,100	28,723,201
Excelerate Energy, Inc. - Class A (b)	198,200	4,964,910
Hess Corp.	164,600	23,343,572
Marathon Oil Corp.	348,200	9,425,774
Neste Oyj	107,500	4,965,211
PDC Energy, Inc. (b)	131,300	8,334,924
Pioneer Natural Resources Co.	76,687	17,514,544
Repsol S.A.	664,900	10,599,373
Saras S.p.A. (a)	3,635,900	4,482,358
Shell plc (ADR) (b)	154,700	8,810,165
Valero Energy Corp. (b)	253,900	32,209,754

		272,620,036

Road & Rail—0.6%
Union Pacific Corp.	23,100	4,783,317

Semiconductors & Semiconductor Equipment—6.0%
Enphase Energy, Inc. (a)	72,200	19,130,112
SolarEdge Technologies, Inc. (a)	106,600	30,196,582

		49,326,694

Specialty Retail—0.3%
EVgo, Inc. (a) (b)	530,200	2,369,994

Total Common Stocks (Cost $628,312,432)		788,567,199

Warrants—0.1%

Electrical Equipment—0.1%
FREYR Battery S.A. Expires 09/01/27 (a)	251,000	710,330

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2022

Warrants—(Continued)

Security Description	Shares/ Principal Amount*	Value

Food Products—0.0%
Benson Hill, Inc. Expires 12/24/25 (a)	125,625	$31,419

Total Warrants (Cost $381,941)		741,749

Short-Term Investment—3.8%

Mutual Funds—3.8%
Invesco STIC Prime Portfolio, Institutional Class, 4.240% (c)	31,126,079	31,126,079

Total Short-Term Investments (Cost $31,126,098)		31,126,079

Securities Lending Reinvestments (d)—19.3%

Certificates of Deposit—9.4%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (e)	2,000,000	2,002,702
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (e)	3,000,000	3,000,000
Bank of Nova Scotia 4.810%, SOFR + 0.510%, 03/15/23 (e)	5,000,000	5,002,101
4.980%, SOFR + 0.680%, 08/16/23 (e)	2,000,000	2,002,338
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (e)	5,000,000	5,001,740
Canadian Imperial Bank of Commerce (NY) 4.800%, SOFR + 0.500%, 03/03/23 (e)	7,000,000	7,002,679
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (e)	6,000,000	6,000,426
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (e)	4,000,000	4,001,200
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (e)	2,000,000	2,000,601
MUFG Bank Ltd. (NY) 4.810%, SOFR + 0.510%, 02/17/23 (e)	4,000,000	4,001,016
Nordea Bank Abp (NY) 4.760%, SOFR + 0.460%, 02/13/23 (e)	2,000,000	2,000,342
4.800%, SOFR + 0.500%, 02/27/23 (e)	4,000,000	4,001,108
4.850%, SOFR + 0.550%, 02/21/23 (e)	2,000,000	2,000,670
Rabobank (London) 4.830%, SOFR + 0.530%, 05/16/23 (e)	3,000,000	3,000,000
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (e)	5,000,000	4,999,920
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (e)	3,000,000	3,004,553
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (e)	3,000,000	3,000,330
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (e)	4,000,000	4,001,312
4.850%, SOFR + 0.550%, 03/07/23 (e)	3,000,000	3,000,834
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (e)	4,000,000	3,999,825
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (e)	4,000,000	3,999,560

		77,023,257

Commercial Paper—1.2%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (e)	3,000,000	3,004,086
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (e)	3,000,000	3,000,810
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (e)	1,000,000	1,000,988
United Overseas Bank, Ltd. 4.850%, SOFR + 0.550%, 02/03/23 (e)	3,000,000	3,000,723

		10,006,607

Repurchase Agreements—6.4%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $5,022,458; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $5,125,132; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $5,100,001.	5,000,000	5,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $22,155,362; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 7.625%, maturity dates ranging from 01/24/23 - 11/15/52, and an aggregate market value of $22,587,803.	22,144,904	22,144,904
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $15,012,979; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $16,332,428.	15,000,000	15,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $4,503,868; collateralized by various Common Stock with an aggregate market value of $5,009,364.	4,500,000	4,500,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $866,932; collateralized by various Common Stock with an aggregate market value of $961,328.	866,508	866,508

		52,511,412

Time Deposits—1.2%
Australia & New Zealand Banking Group, Ltd. 4.300%, 01/03/23	5,000,000	5,000,000
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (e)	4,500,000	4,500,000

		9,500,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares	Value

Mutual Funds—1.1%
AB Government Money Market Portfolio, Institutional Class 4.110% (c)	4,000,000	$4,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (c)	5,000,000	5,000,000

		9,000,000

Total Securities Lending Reinvestments (Cost $158,011,412)		158,041,276

Total Investments—119.1% (Cost $817,831,883)		978,476,303
Other assets and liabilities (net)—(19.1)%		(156,620,234)

Net Assets—100.0%		$821,856,069

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $170,794,652 and the collateral received consisted of cash in the amount of $158,011,412 and non-cash collateral with a value of $17,572,303. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Components	$206,502	$—	$—	$206,502
Chemicals	53,300,466	19,324,397	—	72,624,863
Electrical Equipment	18,666,481	497,517	—	19,163,998
Energy Equipment & Services	53,897,160	—	—	53,897,160
Food Products	42,104,926	—	—	42,104,926
Independent Power and Renewable Electricity Producers	13,084,424	—	—	13,084,424
Machinery	11,075,908	—	—	11,075,908
Marine	10,754,880	—	—	10,754,880
Metals & Mining	166,918,372	65,971,923	—	232,890,295
Mortgage Real Estate Investment Trusts	3,664,202	—	—	3,664,202
Oil, Gas & Consumable Fuels	242,751,250	29,868,786	—	272,620,036
Road & Rail	4,783,317	—	—	4,783,317
Semiconductors & Semiconductor Equipment	49,326,694	—	—	49,326,694
Specialty Retail	2,369,994	—	—	2,369,994
Total Common Stocks	672,904,576	115,662,623	—	788,567,199
Total Warrants*	741,749	—	—	741,749
Total Short-Term Investment*	31,126,079	—	—	31,126,079
Securities Lending Reinvestments
Certificates of Deposit	—	77,023,257	—	77,023,257
Commercial Paper	—	10,006,607	—	10,006,607
Repurchase Agreements	—	52,511,412	—	52,511,412
Time Deposits	—	9,500,000	—	9,500,000
Mutual Funds	9,000,000	—	—	9,000,000
Total Securities Lending Reinvestments	9,000,000	149,041,276	—	158,041,276
Total Investments	$713,772,404	$264,703,899	$—	$978,476,303

Collateral for Securities Loaned (Liability)	$—	$(158,011,412)	$—	$(158,011,412)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$978,476,303
Cash	410,423
Cash denominated in foreign currencies (c)	1,321,256
Receivable for:
Fund shares sold	641
Dividends	685,825
Prepaid expenses	3,717

Total Assets	980,898,165

Liabilities
Collateral for securities loaned	158,011,412
Payables for:
Investments purchased	179,304
Fund shares redeemed	44,342
Accrued Expenses:
Management fees	515,787
Distribution and service fees	17,614
Deferred trustees’ fees	151,352
Other expenses	122,285

Total Liabilities	159,042,096

Net Assets	$821,856,069

Net Assets Consist of:
Paid in surplus	$673,747,691
Distributable earnings (Accumulated losses)	148,108,378

Net Assets	$821,856,069

Net Assets
Class A	$741,482,446
Class B	80,373,623
Capital Shares Outstanding*
Class A	58,351,289
Class B	6,372,441
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.71
Class B	12.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $817,831,883.
(b)	Includes securities loaned at value of $170,794,652.
(c)	Identified cost of cash denominated in foreign currencies was $1,323,675.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$32,671,148
Securities lending income	1,016,848

Total investment income	33,687,996

Expenses
Management fees	7,534,061
Administration fees	49,722
Custodian and accounting fees	93,373
Distribution and service fees—Class B	231,391
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	31,902
Insurance	8,428
Miscellaneous	16,422

Total expenses	8,066,306
Less management fee waiver	(599,085)
Less broker commission recapture	(22,646)

Net expenses	7,444,575

Net Investment Income	26,243,421

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	259,977,673
Foreign currency transactions	(293,450)

Net realized gain (loss)	259,684,223

Net change in unrealized appreciation (depreciation) on:
Investments	(172,515,709)
Foreign currency transactions	(2,459)

Net change in unrealized appreciation (depreciation)	(172,518,168)

Net realized and unrealized gain (loss)	87,166,055

Net Increase (Decrease) in Net Assets From Operations	$113,409,476

(a)	Net of foreign withholding taxes of $1,250,590.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$26,243,421	$22,982,565
Net realized gain (loss)	259,684,223	207,208,929
Net change in unrealized appreciation (depreciation)	(172,518,168)	(18,871,371)

Increase (decrease) in net assets from operations	113,409,476	211,320,123

From Distributions to Shareholders
Class A	(23,035,876)	(12,696,851)
Class B	(2,217,944)	(1,035,249)

Total distributions	(25,253,820)	(13,732,100)

Increase (decrease) in net assets from capital share transactions	(378,938,677)	(309,878,845)

Total increase (decrease) in net assets	(290,783,021)	(112,290,822)

Net Assets
Beginning of period	1,112,639,090	1,224,929,912

End of period	$821,856,069	$1,112,639,090

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	4,082,759	$51,049,554	1,998,858	$22,887,786
Reinvestments	1,765,201	23,035,876	1,058,071	12,696,851
Redemptions	(31,319,887)	(425,200,626)	(27,649,540)	(317,819,147)

Net increase (decrease)	(25,471,927)	$(351,115,196)	(24,592,611)	$(282,234,510)

Class B
Sales	819,909	$10,172,694	673,325	$7,598,157
Reinvestments	171,006	2,217,944	86,777	1,035,249
Redemptions	(2,991,889)	(40,214,119)	(3,116,189)	(36,277,741)

Net increase (decrease)	(2,000,974)	$(27,823,481)	(2,356,087)	$(27,644,335)

Increase (decrease) derived from capital shares transactions		$(378,938,677)		$(309,878,845)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.08	$10.29	$8.59	$7.69	$10.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.24	0.10	0.12	0.06
Net realized and unrealized gain (loss)	0.65	1.70	1.70	0.83	(3.13)

Total income (loss) from investment operations	1.01	1.94	1.80	0.95	(3.07)

Less Distributions
Distributions from net investment income	(0.38)	(0.15)	(0.10)	(0.05)	(0.02)

Total distributions	(0.38)	(0.15)	(0.10)	(0.05)	(0.02)

Net Asset Value, End of Period	$12.71	$12.08	$10.29	$8.59	$7.69

Total Return (%) (b)	8.24	18.82	21.58	12.44 (c)	(28.64)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (d)	0.75	0.74	0.75	0.77	0.80
Ratio of net investment income (loss) to average net assets (%)	2.74	2.01	1.34	1.46	0.62
Portfolio turnover rate (%)	40	23	48	33	24
Net assets, end of period (in millions)	$741.5	$1,012.3	$1,115.4	$1,084.7	$837.8

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.98	$10.21	$8.53	$7.62	$10.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.20	0.08	0.10	0.04
Net realized and unrealized gain (loss)	0.65	1.69	1.68	0.84	(3.13)

Total income (loss) from investment operations	0.97	1.89	1.76	0.94	(3.09)

Less Distributions
Distributions from net investment income	(0.34)	(0.12)	(0.08)	(0.03)	0.00

Total distributions	(0.34)	(0.12)	(0.08)	(0.03)	0.00

Net Asset Value, End of Period	$12.61	$11.98	$10.21	$8.53	$7.62

Total Return (%) (b)	7.98	18.51	21.18	12.35	(28.85)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (d)	1.00	0.99	1.00	1.02	1.05
Ratio of net investment income (loss) to average net assets (%)	2.50	1.76	1.09	1.20	0.36
Portfolio turnover rate (%)	40	23	48	33	24
Net assets, end of period (in millions)	$80.4	$100.3	$109.6	$105.5	$90.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is VanEck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-12

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-13

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $52,511,412, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTII-14

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTII-15

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities, whether direct or indirect, may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, ,such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$377,697,028	$0	$772,475,294

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$7,534,061	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $500 million
0.075%	On amounts over $500 million

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The

BHFTII-16

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$827,192,521

Gross unrealized appreciation	189,308,267
Gross unrealized (depreciation)	(38,024,485)

Net unrealized appreciation (depreciation)	$151,283,782

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$25,253,820	$13,732,100	$—	$—	$25,253,820	$13,732,100

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$24,272,385	$—	$151,281,366	$(27,293,951)	$148,259,800

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTII-17

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $2,552,494 and accumulated long-term capital losses of $24,741,457.

During the year ended December 31, 2022, the Portfolio utilized accumulated net capital losses of $257,718,513.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-18

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the VanEck Global Natural Resources Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VanEck Global Natural Resources Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the VanEck Global Natural Resources Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-22

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-23

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

VanEck Global Natural Resources Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2022, outperformed the median of its Performance Universe for the three-year period ended June 30, 2022, and performed equal to the median of its Performance Universe for the five-year period ended June 30, 2022. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one- and five-year periods ended June 30, 2022 and outperformed the average of its Morningstar Category for the three-year period ended June 30, 2022. The Board also considered that the Portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, for the one- and five-year periods ended October 31, 2022 and outperformed its benchmark for the three-year period ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance,

BHFTII-24

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned -16.66%, -16.93%, and -16.78%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -13.01%.

MARKET ENVIRONMENT / CONDITIONS

During the 2022 calendar year and reporting period, bond yields soared and risk assets weakened as the Federal Reserve (the “Fed”) and other central banks aggressively hiked interest rates to address rising global inflation pressures.

Geopolitical risks came to the forefront with Russia’s invasion of Ukraine in February. The imposition of financial and economic sanctions, including the freezing of the Russian central bank’s external reserve assets, pushed oil prices past $100 per barrel and renewed concerns over global growth as much of the world was still recovering from economic disruptions brought on by new COVID-19 variants in late 2021.

As the year progressed, inflation pressure in the U.S. continued to rise and far exceeded market and the Fed expectations. Price shocks were exacerbated by the invasion of Ukraine, which put additional pressure on food and energy prices, while the reinstatement of COVID-19 lockdowns in China worsened supply chain pressures. Headline consumer price index (“CPI”) inflation peaked at 9.1% year-over-year (“YoY”) in June and core CPI peaked at 6.6% in September. U.S. inflation moderated in the fourth quarter with headline and core CPI slowing to 6.5% and 5.7% YoY, respectively.

The Fed dramatically shifted course and continuously shifted their interest rate hike expectations higher throughout the year. After starting the year only anticipating the need to raise the Fed funds rate by 75 basis points (“bps”) in 2022, the Fed instead raised rates by 425 bps in its fastest pace of rate hikes in a single year since the 1980s, to end 2022 at a target range of 4.25%-4.50%. Other developed market central banks also aggressively raised interest rates, including the European Central Bank, which exited the negative interest rate policy that it had in place since 2014.

In 2022, bonds had their worst year since the Great Depression as the Bloomberg U.S. Aggregate Bond Index dropped 13%, by far its worst year since its inception in 1971. The yield curve bear-flattened as short-term yields rose more than long-term yields, and most of the curve became inverted. Corporate credit, structured products and U.S. dollar-denominated emerging market bond spreads all widened. The U.S. dollar strengthened versus almost all currencies throughout the year, although it generally weakened during the fourth quarter of 2022.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the 12-month period ended December 31, 2022, the Portfolio had a negative return and underperformed its benchmark.

One of the most significant contributors to the Portfolio’s underperformance over the reporting period was its tactical credit exposure, including High-Yield (“HY”) and Bank Loans as spreads widened over the year. The Portfolio’s underweight to Investment Grade (“IG”) Corporates had minimal impact as spreads widened but issue selection offset most of the positive effect from sector selection. Sector positioning changes were mainly focused in the HY space. For instance, the team trimmed its Bank Loan exposure (which had been at historical highs for the strategy) given the relative outperformance of the sector and the potential impact that rising rates might have on interest coverage across various names in the sector. The team deployed those proceeds into select HY corporate credit opportunities prevailing in the secondary markets (as primary markets had been relatively quiet). Security selection focused on high-yielding names that could potentially deliver double-digit returns and weather a slowdown in economic growth.

The Portfolio’s macro positioning, including the effects of both duration and yield curve, was also significantly negative for performance as yields soared during the year. The team calibrated Portfolio duration positioning within a range of 5.5 years to 7 years—with most activity centered on the intermediate part of the U.S. Treasury (“UST”) curve—to take advantage of UST volatility engendered by heightened market uncertainty around Fed policy and the U.S. economic outlook. For reference, 2-year UST yields rose from 0.73% to 4.41%, 10-year UST yields rose from 1.52% to 3.88% and 30-year UST yields rose from 1.90% to 3.97% over the year.

Currency positioning was a detractor as the U.S. dollar strengthened versus almost all currencies throughout the year, although it generally weakened during the fourth quarter of 2022. On the developed markets (“DM”) foreign exchange (“FX”) side, the team tactically calibrated its exposure in commodity complex currencies such as the Canadian dollar and Australian dollar as a way to express global growth sentiment, as well as in the euro and British pound given shifting market concerns over recession risks in those regions.

The Portfolio’s underweight to Agency Mortgage-Backed Securities (“MBS”) was beneficial as spreads widened during the period. Other structured product exposure had minimal impact as the negative impact of Asset-Backed Securities offset the positive impact of Non-Agency Residential Mortgage-Backed Securities (“RMBS”) exposure. Rising mortgage rates have put downward pressure on housing affordability, resulting in a reduction of housing demand. In conjunction, housing supply continued to normalize through an ease in supply-chain issues and new home completions.

The Portfolio’s exposure to emerging markets (“EM”) debt and currency in aggregate had minimal impact as U.S. dollar-denominated bond spreads tightened, while most currencies strengthened versus the U.S. dollar over the year. The team reduced the Portfolio’s EM exposure (both in rates and FX) given the hiking cycle across DM central banks, the sharp rise in the U.S. dollar, China’s downside

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

growth risks, the escalation of the Russia/Ukraine conflict and critical elections that were expected to take place in a number of EM countries. Varied 2022 macro shocks led to divergent performance and outlooks across EM regions and countries.

During the 12 months ended December 31, 2022, the team utilized derivatives including UST, Secured Overnight Financing Rate and Eurodollar futures and options, as well as interest rate swaps, to manage the Portfolio’s duration and yield curve exposure. The team also used non-U.S. interest rate futures and swaps to manage the Portfolio’s exposure to the German, Australian, U.K., Brazilian and Mexican bond markets. Credit default swaps (“CDX”) on single names and on the CDX HY index were used as an efficient, low-cost way of adjusting credit exposures on the margin. The team also used MBS derivatives to gain exposure to specific characteristics of MBS. The team used FX forwards and options to hedge and take outright positions in a variety of currencies. Finally, the team used equity options for tail risk hedging. The net impact of all derivative transactions on the Portfolio’s performance was negative.

As of December 31, 2022, the Portfolio’s duration was approximately 6.6 years, or approximately a half year long versus the Bloomberg U.S. Aggregate Bond Index (6.1 years). The Portfolio remained diversified across HY and Bank Loans, which continued to offer strong income and return generation potential, EM debt for attractive spread pick-up, mortgage credit with an emphasis on RMBS due to the better fundamental outlook for housing, Collateralized Loan Obligation tranches given their attractive valuations and IG corporate credit (mainly for carry and liquidity).

S. Kenneth Leech

Michael Buchanan

Mark S. Lindbloom

Annabel Rudebeck

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	-16.66	0.18	2.19
Class B	-16.93	-0.07	1.94
Class E	-16.78	0.04	2.05
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
Corporate Bonds & Notes	46.0
Floating Rate Loans	18.0
Mortgage-Backed Securities	9.1
Asset-Backed Securities	8.7
U.S. Treasury & Government Agencies	8.2
Foreign Government	3.1
Convertible Preferred Stocks	0.9
Convertible Bonds	0.6
Purchased Options	0.1
Common Stocks	0.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.56%	$1,000.00	$981.70	$2.80
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$980.60	$4.04
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E (a)	Actual	0.71%	$1,000.00	$981.60	$3.55
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—46.0% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.0%
Clear Channel Outdoor Holdings, Inc. 7.500%, 06/01/29 (144A) (a)	1,253,000	$920,040

Aerospace/Defense—0.8%
Boeing Co. (The) 3.250%, 02/01/35	1,740,000	1,323,266
5.930%, 05/01/60	2,630,000	2,395,783
TransDigm, Inc. 6.250%, 03/15/26 (144A) (a)	5,930,000	5,848,107
8.000%, 12/15/25 (144A)	2,440,000	2,476,088
Triumph Group, Inc. 6.250%, 09/15/24 (144A) (a)	1,245,000	1,180,198
7.750%, 08/15/25 (a)	5,229,000	4,447,735
8.875%, 06/01/24 (144A) (a)	820,000	834,350

		18,505,527

Agriculture—0.3%
Altria Group, Inc. 2.450%, 02/04/32 (a)	530,000	399,829
4.800%, 02/14/29 (a)	115,000	110,346
5.950%, 02/14/49	829,000	737,172
Darling Ingredients, Inc. 6.000%, 06/15/30 (144A) (a)	6,370,000	6,226,675

		7,474,022

Airlines—1.7%
Air Canada 3.875%, 08/15/26 (144A) (a)	3,620,000	3,206,352
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	470,870	430,615
American Airlines Pass-Through Trust 4.950%, 02/15/25	2,706,375	2,544,827
American Airlines, Inc. 11.750%, 07/15/25 (144A) (a)	3,580,000	3,839,905
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26 (144A) (a)	4,800,000	4,615,903
5.750%, 04/20/29 (144A) (a)	3,200,000	2,924,659
Delta Air Lines, Inc. 7.000%, 05/01/25 (144A) (a)	2,760,000	2,820,557
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty, Ltd. 5.750%, 01/20/26 (144A) (a)	10,378,000	9,392,090
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 09/20/25 (144A) (a)	5,635,999	5,656,018
United Airlines Pass-Through Trust 4.875%, 01/15/26	571,500	543,717
United Airlines, Inc. 4.625%, 04/15/29 (144A) (a)	2,590,000	2,255,102

		38,229,745

Auto Manufacturers—1.5%
Ford Motor Co. 3.250%, 02/12/32 (a)	2,340,000	1,754,864
6.100%, 08/19/32 (a)	6,680,000	6,168,028
Ford Motor Credit Co. LLC 3.625%, 06/17/31 (a)	4,560,000	3,582,145

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC
4.000%, 11/13/30 (a)	5,530,000	4,539,245
4.950%, 05/28/27 (a)	2,170,000	2,024,393
7.350%, 11/04/27 (a)	2,720,000	2,787,184
General Motors Co. 6.600%, 04/01/36 (a)	5,134,000	5,028,224
Mclaren Finance plc 7.500%, 08/01/26 (144A) (a)	3,810,000	2,800,350
PM General Purchaser LLC 9.500%, 10/01/28 (144A) (a)	5,440,000	4,146,645

		32,831,078

Auto Parts & Equipment—0.6%
Clarios Global L.P. / Clarios U.S. Finance Co. 8.500%, 05/15/27 (144A) (a)	4,030,000	3,935,281
Titan International, Inc. 7.000%, 04/30/28 (a)	4,980,000	4,701,725
ZF North America Capital, Inc. 4.750%, 04/29/25 (144A) (a)	4,315,000	4,075,688

		12,712,694

Banks—4.4%
Banco Mercantil del Norte S.A. 7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (b)	2,150,000	2,009,610
Barclays plc 2.000%, 5Y EUR Swap + 1.900%, 02/07/28 (EUR) (b)	7,010,000	7,443,970
5.088%, 3M LIBOR + 3.054%, 06/20/30 (b)	200,000	184,212
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (a) (b)	3,650,000	3,563,495
8.000%, 5Y H15 + 5.672%, 06/15/24 (a) (b)	5,160,000	5,013,486
BBVA Bancomer S.A. 5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (b)	5,980,000	5,367,657
BNP Paribas S.A. 7.750%, 5Y H15 + 4.899%, 08/16/29 (144A) (a) (b)	1,930,000	1,917,937
Credit Agricole S.A. 7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (a) (b)	1,750,000	1,733,900
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (a) (b)	7,050,000	7,137,420
Credit Suisse AG 1.000%, 05/05/23	3,673,000	3,587,816
Credit Suisse Group AG 6.537%, SOFR + 3.920%, 08/12/33 (144A) (a) (b)	4,280,000	3,755,243
7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A) (a) (b)	650,000	467,258
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (a) (b)	3,390,000	2,709,016
9.016%, SOFR + 5.020%, 11/15/33 (144A) (b)	1,960,000	2,006,780
9.750%, 5Y H15 + 6.383%, 06/23/27 (144A) (a) (b)	5,800,000	5,052,191
HSBC Holdings plc 6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (a) (b)	390,000	357,946
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (a) (b)	670,000	616,682

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Intesa Sanpaolo S.p.A. 3.375%, 01/12/23 (144A)	1,900,000	$1,899,062
5.710%, 01/15/26 (144A) (a)	16,030,000	15,404,827
Lloyds Banking Group plc 4.947%, 5Y EURIBOR Swap + 5.290%, 06/27/25 (EUR) (b)	5,450,000	5,572,379
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (a) (b)	3,580,000	3,469,736
Natwest Group plc 4.500%, 5Y UKG + 3.992%, 03/31/28 (GBP) (b)	6,600,000	6,103,175
UBS Group AG 7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (b)	6,080,000	5,981,646
UniCredit S.p.A. 5.459%, 5Y H15 + 4.750%, 06/30/35 (144A) (a) (b)	4,960,000	4,029,742
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (a) (b)	1,750,000	1,603,861

		96,989,047

Biotechnology—0.2%
Cidron Aida Finco Sarl 6.250%, 04/01/28 (144A) (GBP)	4,110,000	4,024,716

Building Materials—0.3%
Builders FirstSource, Inc. 4.250%, 02/01/32 (144A) (a)	2,644,000	2,143,564
Smyrna Ready Mix Concrete LLC 6.000%, 11/01/28 (144A) (a)	5,470,000	4,894,009

		7,037,573

Chemicals—0.1%
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A) (a)	1,690,000	1,505,114

Commercial Services—2.4%
Adtalem Global Education, Inc. 5.500%, 03/01/28 (144A)	2,601,000	2,360,408
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A) (a)	3,050,000	2,790,750
Carriage Services, Inc. 4.250%, 05/15/29 (144A) (a)	5,320,000	4,224,602
CoreCivic, Inc. 8.250%, 04/15/26 (a)	4,890,000	5,014,695
GEO Group, Inc. (The) 10.500%, 06/30/28	6,380,000	6,442,524
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc. 5.000%, 02/01/26 (144A)	6,680,000	5,945,200
Metropolitan Museum of Art (The) 3.400%, 07/01/45 (a)	2,025,000	1,587,163
Paysafe Finance plc / Paysafe Holdings US Corp. 4.000%, 06/15/29 (144A) (a)	3,300,000	2,549,250
Prime Security Services Borrower LLC / Prime Finance, Inc. 6.250%, 01/15/28 (144A) (a)	2,720,000	2,475,635

Commercial Services—(Continued)
Rent-A-Center, Inc. 6.375%, 02/15/29 (144A)	4,291,000	3,471,197
Sabre Global, Inc. 11.250%, 12/15/27 (144A) (a)	3,050,000	3,140,661
StoneMor, Inc. 8.500%, 05/15/29 (144A) (a)	5,000,000	4,000,000
United Rentals North America, Inc. 3.875%, 02/15/31 (a)	3,200,000	2,682,528
4.000%, 07/15/30 (a)	1,540,000	1,316,387
5.250%, 01/15/30 (a)	4,000,000	3,758,320
WW International, Inc. 4.500%, 04/15/29 (144A)	1,680,000	839,311
ZipRecruiter, Inc. 5.000%, 01/15/30 (144A) (a)	1,810,000	1,492,200

		54,090,831

Computers—0.3%
Crowdstrike Holdings, Inc. 3.000%, 02/15/29 (a)	2,405,000	2,029,254
NCR Corp. 5.125%, 04/15/29 (144A) (a)	4,000,000	3,345,293
Vericast Corp. 11.000%, 09/15/26 (144A) (a)	1,800,000	1,919,250
12.500%, 12/15/27 (a)	230,000	261,625

		7,555,422

Distribution/Wholesale—0.7%
American News Co. LLC 8.500%, 09/01/26 (144A) (a) (c)	10,470,516	11,674,625
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A)	4,480,000	3,816,019

		15,490,644

Diversified Financial Services—2.5%
Accelerate360 Holdings LLC 8.000%, 03/01/28 (144A)	10,418,100	11,095,277
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/30/32 (a)	2,410,000	1,884,043
4.500%, 09/15/23 (a)	990,000	983,497
Aviation Capital Group LLC 5.500%, 12/15/24 (144A) (a)	3,560,000	3,496,755
Avolon Holdings Funding, Ltd. 4.250%, 04/15/26 (144A)	2,950,000	2,674,326
B3 SA - Brasil Bolsa Balcao 4.125%, 09/20/31 (144A)	4,000,000	3,370,574
Burford Capital Global Finance LLC 6.875%, 04/15/30 (144A)	720,000	640,690
Coinbase Global, Inc. 3.625%, 10/01/31 (144A)	3,720,000	1,791,596
Global Aircraft Leasing Co., Ltd. 7.250%, 09/15/24 (144A) (a) (c)	13,731,208	11,671,527
Jane Street Group / JSG Finance, Inc. 4.500%, 11/15/29 (144A) (a)	1,530,000	1,315,800
Midcap Financial Issuer Trust 6.500%, 05/01/28 (144A) (a)	5,020,000	4,317,200

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Navient Corp. 5.625%, 08/01/33	1,680,000	$1,196,807
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	3,800,000	3,790,621
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 3.625%, 03/01/29 (144A)	2,040,000	1,616,574
StoneX Group, Inc. 8.625%, 06/15/25 (144A) (a)	5,085,000	5,135,850
VistaJet Malta Finance plc / XO Management Holding, Inc. 6.375%, 02/01/30 (144A) (a)	1,280,000	1,026,336

		56,007,473

Electric—0.6%
FirstEnergy Corp. 4.400%, 07/15/27	1,640,000	1,525,607
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	733,996	710,141
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	463,009	439,627
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	937,383
TransAlta Corp. 6.500%, 03/15/40 (a)	8,869,000	8,122,485
7.750%, 11/15/29	2,110,000	2,154,904

		13,890,147

Energy-Alternate Sources—0.1%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	775,593	766,512
Sunnova Energy Corp. 5.875%, 09/01/26 (144A)	1,730,000	1,545,565

		2,312,077

Engineering & Construction—0.3%
TopBuild Corp. 3.625%, 03/15/29 (144A) (a)	3,010,000	2,467,914
Tutor Perini Corp. 6.875%, 05/01/25 (144A)	3,863,000	3,380,112

		5,848,026

Entertainment—0.8%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.500%, 02/15/28 (144A)	6,590,000	2,504,200
AMC Entertainment Holdings, Inc. 7.500%, 02/15/29 (144A)	1,610,000	865,230
Boyne USA, Inc. 4.750%, 05/15/29 (144A) (a)	4,120,000	3,646,383
Mohegan Tribal Gaming Authority 13.250%, 12/15/27	3,780,000	3,940,650
Scientific Games International, Inc. 8.625%, 07/01/25 (144A)	1,600,000	1,632,323
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.750%, 04/15/25 (144A) (a)	4,268,000	4,244,340

		16,833,126

Environmental Control—0.2%
GFL Environmental, Inc. 4.750%, 06/15/29 (144A) (a)	1,647,000	1,441,537
5.125%, 12/15/26 (144A) (a)	2,170,000	2,075,187

		3,516,724

Food—0.5%
Co-Operative Group, Ltd. 7.500%, 07/08/26 (GBP) (b) (d)	2,410,000	2,592,954
FAGE International S.A. / FAGE USA Dairy Industry, Inc. 5.625%, 08/15/26 (144A) (a)	6,154,000	5,708,696
Simmons Foods, Inc. 4.625%, 03/01/29 (144A) (a)	4,160,000	3,386,459

		11,688,109

Food Service—0.1%
TKC Holdings, Inc. 6.875%, 05/15/28 (144A)	1,580,000	1,234,540

Forest Products & Paper—0.2%
Suzano Austria GmbH 3.125%, 01/15/32 (a)	5,000,000	3,898,020
5.750%, 07/14/26	1,200,000	1,203,205

		5,101,225

Healthcare-Products—0.2%
Medline Borrower L.P. 3.875%, 04/01/29 (144A)	6,510,000	5,246,800

Healthcare-Services—1.0%
Akumin Escrow, Inc. 7.500%, 08/01/28 (144A)	3,840,000	2,339,256
Akumin, Inc. 7.000%, 11/01/25 (144A)	1,417,000	1,014,795
CHS/Community Health Systems, Inc. 6.125%, 04/01/30 (144A) (a)	10,700,000	5,298,406
6.875%, 04/15/29 (144A) (a)	3,630,000	1,865,686
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A) (a)	700,000	686,878
HCA, Inc. 5.500%, 06/15/47	360,000	319,724
5.625%, 09/01/28 (a)	2,000,000	1,988,665
7.500%, 11/06/33	1,808,000	1,897,899
Legacy LifePoint Health LLC 6.750%, 04/15/25 (144A) (a)	4,070,000	3,830,236
RP Escrow Issuer LLC 5.250%, 12/15/25 (144A)	2,500,000	1,909,126
U.S. Renal Care, Inc. 10.625%, 07/15/27 (144A)	3,931,000	854,993

		22,005,664

Home Builders—0.1%
MDC Holdings, Inc. 6.000%, 01/15/43 (a)	2,195,000	1,783,284

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—1.1%
Highlands Holdings Bond Issuer, Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625%, 8.375% PIK, 10/15/25 (144A) (c)	6,630,000	$6,166,484
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)†	2,600,000	2,808,118
Massachusetts Mutual Life Insurance Co. 4.900%, 04/01/77 (144A)†	6,285,000	5,132,926
NMI Holdings, Inc. 7.375%, 06/01/25 (144A) (a)	3,380,000	3,413,800
Prudential Financial, Inc. 5.625%, 3M LIBOR + 3.920%, 06/15/43 (a) (b)	550,000	540,375
Saga plc 5.500%, 07/15/26 (GBP)	5,800,000	5,195,826
Teachers Insurance & Annuity Association of America 6.850%, 12/16/39 (144A)	216,000	237,742

		23,495,271

Internet—0.4%
Acuris Finance U.S., Inc. / Acuris Finance Sarl 5.000%, 05/01/28 (144A)	2,900,000	2,312,750
Gen Digital, Inc. 7.125%, 09/30/30 (144A)	5,110,000	5,020,575
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A) (a)	2,640,000	2,422,037

		9,755,362

Investment Companies—0.2%
The Vanguard Group, Inc. 3.050%, 08/28/50	7,460,000	4,818,854

Iron/Steel—0.2%
Vale Overseas, Ltd. 6.250%, 08/10/26 (a)	2,990,000	3,096,843
6.875%, 11/10/39 (a)	1,180,000	1,243,400

		4,340,243

Leisure Time—1.3%
Carnival Corp. 10.500%, 06/01/30 (144A) (a)	210,000	170,825
Carnival plc 7.875%, 06/01/27	13,016,000	12,560,440
NCL Corp., Ltd. 3.625%, 12/15/24 (144A)	1,240,000	1,059,404
5.875%, 03/15/26 (144A) (a)	2,960,000	2,324,991
5.875%, 02/15/27 (144A) (a)	5,450,000	4,721,335
Royal Caribbean Cruises, Ltd. 11.500%, 06/01/25 (144A) (a)	1,000,000	1,072,500
11.625%, 08/15/27 (144A) (a)	2,740,000	2,751,590
Viking Ocean Cruises Ship VII, Ltd. 5.625%, 02/15/29 (144A)	1,460,000	1,175,300
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A) (a)	3,420,000	2,941,542

		28,777,927

Lodging—1.3%
Full House Resorts, Inc. 8.250%, 02/15/28 (144A) (a)	2,210,000	1,956,535
Las Vegas Sands Corp. 3.200%, 08/08/24	4,240,000	4,007,609
3.500%, 08/18/26	280,000	252,784
Melco Resorts Finance, Ltd. 4.875%, 06/06/25 (144A)	740,000	679,547
5.375%, 12/04/29 (144A) (a)	7,230,000	5,781,036
Sands China, Ltd. 2.800%, 03/08/27 (a)	200,000	171,286
3.350%, 03/08/29	1,240,000	1,013,021
3.750%, 08/08/31	470,000	369,841
5.625%, 08/08/25 (a)	4,610,000	4,407,308
5.900%, 08/08/28 (a)	1,240,000	1,161,016
Wynn Macau, Ltd. 5.125%, 12/15/29 (144A)	5,550,000	4,490,449
5.500%, 01/15/26 (144A)	1,490,000	1,366,837
5.625%, 08/26/28 (144A) (a)	3,080,000	2,630,597

		28,287,866

Machinery-Construction & Mining—0.2%
Vertiv Group Corp. 4.125%, 11/15/28 (144A) (a)	6,250,000	5,312,500

Machinery-Diversified—0.1%
Chart Industries, Inc. 7.500%, 01/01/30 (a)	2,340,000	2,352,379

Media—2.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.500%, 05/01/32 (a)	4,940,000	3,932,240
5.000%, 02/01/28 (144A) (a)	2,990,000	2,714,890
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 03/01/42	470,000	301,156
4.200%, 03/15/28	790,000	726,100
5.375%, 04/01/38	1,580,000	1,315,432
CSC Holdings LLC 4.500%, 11/15/31 (144A) (a)	3,800,000	2,636,493
5.750%, 01/15/30 (144A)	770,000	434,272
6.500%, 02/01/29 (144A) (a)	11,000,000	8,992,500
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.875%, 08/15/27 (144A) (a)	8,040,000	7,193,066
DISH DBS Corp. 5.750%, 12/01/28 (144A) (a)	4,330,000	3,455,881
5.875%, 11/15/24 (a)	9,320,000	8,660,460
Gannett Holdings LLC 6.000%, 11/01/26 (144A) (a)	600,000	489,000
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A) (a)	2,930,000	2,386,016
Liberty Interactive LLC 8.500%, 07/15/29	5,190,000	2,546,759
McClatchy Co. LLC (The) 11.000%, 07/15/27	3,500,000	3,915,625
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	1,691,923

		51,391,813

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—0.4%
Advanced Drainage Systems, Inc. 6.375%, 06/15/30 (144A) (a)	3,110,000	$3,021,863
Park-Ohio Industries, Inc. 6.625%, 04/15/27	6,897,000	4,685,408

		7,707,271

Mining—1.8%
Anglo American Capital plc 4.000%, 09/11/27 (144A) (a)	2,740,000	2,581,394
First Quantum Minerals, Ltd. 6.875%, 03/01/26 (144A) (a)	4,400,000	4,166,895
6.875%, 10/15/27 (144A) (a)	13,800,000	12,947,481
Freeport Minerals Corp. 7.125%, 11/01/27	4,240,000	4,499,700
Freeport-McMoRan, Inc. 5.450%, 03/15/43 (a)	10,000,000	9,020,400
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A) (a)	1,000,000	897,895
Hudbay Minerals, Inc. 4.500%, 04/01/26 (144A) (a)	2,660,000	2,416,183
6.125%, 04/01/29 (144A) (a)	2,854,000	2,584,439
Midwest Vanadium Pty, Ltd. 13.250%, 02/15/18 (144A)† (e) (f) (g)	931,574	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A)† (g)	8,475,000	85
Teck Resources, Ltd. 6.000%, 08/15/40 (a)	1,774,000	1,692,801

		40,807,273

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29 (a)	1,610,000	1,371,221

Oil & Gas—5.6%
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A) (a)	11,840,000	10,874,277
Chord Energy Corp. 6.375%, 06/01/26 (144A)	6,890,000	6,710,378
Colgate Energy Partners III LLC 5.875%, 07/01/29 (144A) (a)	8,880,000	7,626,682
Continental Resources, Inc. 5.750%, 01/15/31 (144A) (a)	3,630,000	3,379,023
Devon Energy Corp. 5.250%, 10/15/27 (a)	584,000	577,886
8.250%, 08/01/23	5,720,000	5,797,879
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.750%, 01/30/28 (144A) (a)	3,770,000	3,609,850
EQT Corp. 7.000%, 02/01/30 (a)	3,480,000	3,609,178
Hilcorp Energy I L.P. / Hilcorp Finance Co. 6.250%, 04/15/32 (144A) (a)	3,440,000	2,968,430
KazMunayGas National Co. JSC 5.375%, 04/24/30 (144A)	300,000	268,011
6.375%, 10/24/48 (144A)	1,060,000	871,399

Oil & Gas—(Continued)
MEG Energy Corp. 5.875%, 02/01/29 (144A) (a)	870,000	820,432
7.125%, 02/01/27 (144A) (a)	5,290,000	5,395,229
Neptune Energy Bondco plc 6.625%, 05/15/25 (144A)	5,270,000	5,117,211
Northern Oil and Gas, Inc. 8.125%, 03/01/28 (144A) (a)	5,580,000	5,357,883
Occidental Petroleum Corp. 6.450%, 09/15/36 (a)	3,000,000	3,060,000
7.200%, 03/15/29	1,502,000	1,554,570
Petrobras Global Finance B.V. 5.750%, 02/01/29 (a)	1,000,000	971,250
6.850%, 06/05/15 (a)	6,170,000	5,225,306
Range Resources Corp. 4.750%, 02/15/30 (144A) (a)	3,060,000	2,696,189
8.250%, 01/15/29 (a)	7,430,000	7,656,206
ROCC Holdings LLC 9.250%, 08/15/26 (144A)	7,120,000	7,088,676
Southwestern Energy Co. 4.750%, 02/01/32 (a)	4,080,000	3,486,727
7.750%, 10/01/27 (a)	11,103,000	11,315,299
8.375%, 09/15/28 (a)	4,053,000	4,178,402
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A) (a)	5,505,000	5,227,055
YPF S.A. 6.950%, 07/21/27 (144A)	3,360,000	2,380,291
8.500%, 07/28/25 (144A)	6,350,000	5,321,793

		123,145,512

Packaging & Containers—0.8%
ARD Finance S.A. 6.500%, 7.25% PIK, 06/30/27 (144A) (a) (c)	4,470,000	3,109,030
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc 4.000%, 09/01/29 (144A) (a)	4,700,000	3,724,878
6.000%, 06/15/27 (144A) (a)	1,340,000	1,311,787
Canpack S.A. / Canpack U.S. LLC 3.875%, 11/15/29 (144A)	1,396,000	1,100,131
Cascades, Inc./Cascades USA, Inc. 5.375%, 01/15/28 (144A) (a)	2,610,000	2,284,946
Pactiv LLC 7.950%, 12/15/25 (a)	2,510,000	2,424,223
8.375%, 04/15/27	3,416,000	3,313,506

		17,268,501

Pharmaceuticals—1.3%
AdaptHealth LLC 4.625%, 08/01/29 (144A) (a)	3,650,000	3,055,962
Bausch Health Americas, Inc. 9.250%, 04/01/26 (144A) (a)	830,000	580,999
Bausch Health Cos., Inc. 5.000%, 01/30/28 (144A)	480,000	230,397
5.500%, 11/01/25 (144A) (a)	2,470,000	2,098,306
6.125%, 02/01/27 (144A) (a)	2,470,000	1,703,386
7.000%, 01/15/28 (144A)	1,070,000	517,183
Cheplapharm Arzneimittel GmbH 5.500%, 01/15/28 (144A)	2,840,000	2,374,808

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Option Care Health, Inc. 4.375%, 10/31/29 (144A) (a)	6,360,000	$5,563,156
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36	11,965,000	10,518,033
Teva Pharmaceutical Finance Netherlands III B.V. 4.750%, 05/09/27 (a)	3,410,000	3,082,298

		29,724,528

Pipelines—3.3%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A) (a)	5,130,000	5,091,802
Cheniere Energy Partners L.P. 3.250%, 01/31/32 (a)	608,000	483,182
DCP Midstream Operating L.P. 6.750%, 09/15/37 (144A)	3,480,000	3,507,799
El Paso Natural Gas Co. LLC 7.500%, 11/15/26 (a)	4,250,000	4,510,790
8.375%, 06/15/32	190,000	214,861
Energy Transfer L.P. 6.250%, 3M LIBOR + 4.028%, 02/15/23 (b)	2,030,000	1,725,500
6.250%, 04/15/49	1,090,000	1,013,563
7.125%, 5Y H15 + 5.306%, 05/15/30 (b)	1,950,000	1,628,250
7.600%, 02/01/24	630,000	640,479
Enterprise Products Operating LLC 5.375%, 3M LIBOR + 2.570%, 02/15/78 (a) (b)	13,090,000	9,981,873
EQM Midstream Partners L.P. 6.000%, 07/01/25 (144A) (a)	1,880,000	1,814,194
6.500%, 07/01/27 (144A) (a)	1,660,000	1,586,545
7.500%, 06/01/30 (144A)	2,660,000	2,562,963
Howard Midstream Energy Partners LLC 6.750%, 01/15/27 (144A) (a)	3,590,000	3,441,181
Kinder Morgan, Inc. 7.800%, 08/01/31	67,000	74,714
Plains All American Pipeline L.P. 8.716%, 3M LIBOR + 4.110%, 01/30/23 (b)	3,818,000	3,283,480
Rockies Express Pipeline LLC 7.500%, 07/15/38 (144A)	2,480,000	2,294,000
Southern Natural Gas Co. LLC 8.000%, 03/01/32 (a)	25,000	27,423
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 8.500%, 10/15/26 (144A)	1,220,000	1,161,952
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 6.000%, 12/31/30 (144A) (a)	3,230,000	2,793,078
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.875%, 02/01/31	5,120,000	4,623,104
Venture Global Calcasieu Pass LLC 3.875%, 11/01/33 (144A) (a)	4,010,000	3,275,769
4.125%, 08/15/31 (144A) (a)	3,570,000	3,041,622
Western Midstream Operating L.P. 5.300%, 03/01/48 (a)	4,900,000	4,028,912
5.450%, 04/01/44 (a)	11,710,000	9,727,731

		72,534,767

Real Estate—0.2%
Country Garden Holdings Co., Ltd. 8.000%, 01/27/24	1,110,000	854,870
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A) (a)	4,047,000	3,401,994

		4,256,864

Real Estate Investment Trusts—0.9%
Apollo Commercial Real Estate Finance, Inc. 4.625%, 06/15/29 (144A) (a)	2,840,000	2,273,108
Diversified Healthcare Trust 9.750%, 06/15/25 (a)	1,750,000	1,676,438
IIP Operating Partnership L.P. 5.500%, 05/25/26	3,110,000	2,753,813
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.250%, 02/01/27 (144A) (a)	1,836,000	1,542,294
4.750%, 06/15/29 (144A)	2,090,000	1,687,382
MPT Operating Partnership L.P. / MPT Finance Corp. 3.692%, 06/05/28 (GBP)	4,656,000	4,112,420
Service Properties Trust 4.350%, 10/01/24	670,000	609,078
5.500%, 12/15/27	1,275,000	1,097,981
7.500%, 09/15/25 (a)	4,280,000	4,078,521

		19,831,035

Retail—1.8%
Abercrombie & Fitch Management Co. 8.750%, 07/15/25 (144A)	5,195,000	5,090,879
Bath & Body Works, Inc. 5.250%, 02/01/28 (a)	5,000,000	4,643,250
6.625%, 10/01/30 (144A) (a)	1,850,000	1,736,045
Bed Bath & Beyond, Inc. 5.165%, 08/01/44	6,312,000	631,200
Carrols Restaurant Group, Inc. 5.875%, 07/01/29 (144A) (a)	1,060,000	742,914
Doman Building Materials Group, Ltd. 5.250%, 05/15/26 (144A) (CAD)	3,680,000	2,417,222
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625%, 01/15/29 (144A) (a)	2,490,000	2,107,125
FirstCash, Inc. 5.625%, 01/01/30 (144A) (a)	3,060,000	2,723,599
Foot Locker, Inc. 4.000%, 10/01/29 (144A) (a)	930,000	724,497
Michaels Cos, Inc. (The) 5.250%, 05/01/28 (144A) (a)	2,660,000	2,140,052
7.875%, 05/01/29 (144A) (a)	5,110,000	3,414,340
Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/01/25 (a)	4,760,000	4,585,284
Suburban Propane Partners L.P./Suburban Energy Finance Corp. 5.000%, 06/01/31 (144A) (a)	2,430,000	2,065,457
Superior Plus L.P. / Superior General Partner, Inc. 4.500%, 03/15/29 (144A) (a)	2,320,000	1,983,600

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Wendy’s International LLC 7.000%, 12/15/25	5,178,000	$5,314,233

		40,319,697

Semiconductors—0.0%
Broadcom, Inc. 3.187%, 11/15/36 (144A) (a)	135,000	96,969

Software—1.3%
AthenaHealth Group, Inc. 6.500%, 02/15/30 (144A) (a)	6,500,000	4,790,059
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A) (a)	3,680,000	3,185,040
Central Parent, Inc, / CDK Global, Inc. 7.250%, 06/15/29 (144A) (a)	7,050,000	6,895,759
MSCI, Inc. 3.875%, 02/15/31 (144A) (a)	1,140,000	947,825
Open Text Holdings, Inc. 4.125%, 02/15/30 (144A) (a)	2,500,000	2,005,412
Rackspace Technology Global, Inc. 3.500%, 02/15/28 (144A)	4,980,000	2,893,978
Ziff Davis, Inc. 4.625%, 10/15/30 (144A) (a)	5,586,000	4,726,761
ZoomInfo Technologies LLC 3.875%, 02/01/29 (144A) (a)	3,940,000	3,311,107

		28,755,941

Telecommunications—1.1%
Altice France Holding S.A. 10.500%, 05/15/27 (144A) (a)	9,640,000	7,350,500
British Telecommunications plc 9.625%, 12/15/30	3,875,000	4,640,425
Millicom International Cellular S.A. 4.500%, 04/27/31 (144A) (a)	3,930,000	3,305,594
6.250%, 03/25/29 (144A) (a)	1,395,000	1,333,650
Sprint Capital Corp. 8.750%, 03/15/32 (a)	2,069,000	2,462,317
Viavi Solutions, Inc. 3.750%, 10/01/29 (144A) (a)	1,940,000	1,630,482
Vmed O2 UK Financing I plc 4.750%, 07/15/31 (144A) (a)	4,620,000	3,753,057

		24,476,025

Transportation—0.4%
Carriage Purchaser, Inc. 7.875%, 10/15/29 (144A)	2,190,000	1,554,900
XPO CNW, Inc. 6.700%, 05/01/34 (a)	7,991,000	7,074,432
XPO Escrow Sub LLC 7.500%, 11/15/27 (a)	1,170,000	1,183,947

		9,813,279

Total Corporate Bonds & Notes (Cost $1,171,584,622)		1,021,474,746

Floating Rate Loans (h)—18.0%
Security Description	Principal Amount*	Value

Advertising—0.4%
CMG Media Corp. Term Loan, 8.230%, 1M LIBOR + 3.500%, 12/17/26	4,701,527	4,412,717
Polyconcept Holding B.V. Term Loan B, 9.823%, 1M TSFR + 5.500%, 05/18/29	5,356,575	5,035,181

		9,447,898

Aerospace/Defense—0.7%
Vertex Aerospace Services Corp. 1st Lien Term Loan, 7.884%, 1M LIBOR + 3.500%, 12/06/28	8,217,900	8,161,402
WP CPP Holdings LLC 2nd Lien Incremental Term Loan, 12.170%, 3M LIBOR + 7.750%, 04/30/26	3,300,000	2,780,250
Term Loan, 8.170%, 3M LIBOR + 3.750%, 04/30/25	4,914,721	4,306,524

		15,248,176

Airlines—0.7%
Air Canada Term Loan B, 8.130%, 3M LIBOR + 3.500%, 08/11/28	5,581,950	5,530,780
Mileage Plus Holdings LLC Term Loan B, 9.996%, 3M LIBOR + 5.250%, 06/21/27	6,039,000	6,225,201
United Airlines, Inc. Term Loan B, 8.108%, 3M LIBOR + 3.750%, 04/21/28	4,733,027	4,683,723

		16,439,704

Apparel—0.3%
Fanatics Commerce Intermediate Holdco LLC Term Loan B, 7.634%, 1M LIBOR + 3.250%, 11/24/28	6,435,000	6,330,431

Auto Parts & Equipment—0.2%
First Brands Group LLC 2nd Lien Term Loan, 11.871%, 3M LIBOR + 8.500%, 03/30/28	1,950,000	1,764,750
Term Loan, 8.368%, 3M TSFR + 5.000%, 03/30/27	3,183,300	3,032,093

		4,796,843

Beverages—0.1%
City Brewing Co. LLC Term Loan, 7.792%, 1M LIBOR + 3.500%, 04/05/28	3,026,139	1,361,763
Naked Juice LLC Term Loan, 7.930%, 3M TSFR + 3.250%, 01/24/29	368,912	331,197

		1,692,960

Building Materials—0.5%
Quikrete Holdings, Inc. Term Loan B1, 7.384%, 1M LIBOR + 3.000%, 06/11/28	3,364,575	3,342,847

BHFTII-11

See accompanying notes to financial statements.

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Building Materials—(Continued)
Solis IV B.V. USD Term Loan B1, 7.859%, 3M TSFR + 3.500%, 02/26/29	7,591,850	$6,721,634

		10,064,481

Chemicals—0.2%
Hexion Holdings Corp. USD Term Loan, 8.934%, 3M TSFR + 4.500%, 03/15/29	6,139,150	5,291,947

Commercial Services—2.2%
Adtalem Global Education, Inc. Term Loan B, 8.389%, 1M LIBOR + 4.000%, 08/12/28	2,418,127	2,403,877
Amentum Government Services Holdings LLC 2nd Lien Term Loan, 13.901%, 6M LIBOR + 8.750%, 01/31/28	4,140,000	3,808,800
Term Loan, 8.528%, 3M TSFR + 4.000%, 02/15/29	8,765,950	8,557,759
Term Loan B, 8.724%, 3M LIBOR + 4.000%, 01/29/27	4,602,074	4,507,156
Garda World Security Corp. Term Loan B, 8.535%, 3M TSFR + 4.250%, 02/01/29	4,897,725	4,730,384
Lakeshore Intermediate LLC Term Loan, 8.230%, 3M LIBOR + 3.500%, 09/29/28	5,999,400	5,875,662
Mavis Tire Express Services Corp. Term Loan B, 8.500%, 1M TSFR + 4.000%, 05/04/28	2,324,600	2,223,729
Mister Car Wash Holdings, Inc. Term Loan B, 7.423%, 1M LIBOR + 3.000%, 05/14/26	1,741,885	1,721,667
PECF USS Intermediate Holding III Corp. Term Loan B, 8.634%, 1M LIBOR + 4.250%, 12/15/28	5,266,800	4,410,397
TruGreen L.P. 2nd Lien Term Loan, 13.431%, 3M LIBOR + 8.500%, 11/02/28	1,820,000	1,346,800
Verscend Holding Corp. Term Loan B, 8.384%, 1M LIBOR + 4.000%, 08/27/25	1,881,777	1,874,720
VT Topco, Inc. 2nd Lien Term Loan, 11.134%, 1M LIBOR + 6.750%, 07/31/26	3,070,000	2,947,200
Delayed Draw Term Loan, 3.750%, 1M LIBOR + 3.750%, 08/01/25 (i)	236,373	230,058
Incremental Term Loan, 8.134%, 1M LIBOR + 3.750%, 08/01/25	3,485,304	3,392,180

		48,030,389

Computers—1.3%
Magenta Buyer LLC USD 1st Lien Term Loan, 9.170%, 3M LIBOR + 4.750%, 07/27/28	7,514,100	6,471,519
USD 2nd Lien Term Loan, 12.670%, 3M LIBOR + 8.250%, 07/27/29	8,260,000	6,525,400

Computers—(Continued)
Redstone Holdco 2 L.P. 2nd Lien Term Loan, 12.108%, 3M LIBOR + 7.750%, 04/27/29	8,040,000	4,056,180
Term Loan, 9.108%, 3M LIBOR + 4.750%, 04/27/28	8,630,750	6,037,210
Surf Holdings LLC USD Term Loan, 8.235%, 3M LIBOR + 3.500%, 03/05/27	1,628,213	1,582,564
UST Holdings, Ltd. Term Loan, 8.137%, 1M LIBOR + 3.750%, 11/20/28	4,395,600	4,340,655

		29,013,528

Diversified Financial Services—1.7%
Citadel Securities L.P. Term Loan B, 6.938%, 1M TSFR+ 2.500%, 02/02/28	2,953,639	2,903,335
CTC Holdings L.P. Term Loan B, 8.356%, 3M TSFR + 5.000%, 02/20/29	4,234,883	4,065,487
Deerfield Dakota Holding LLC USD 2nd Lien Term Loan, 11.134%, 1M LIBOR + 6.750%, 04/07/28	2,060,000	1,973,738
USD Term Loan B, 8.073%, 1M TSFR + 3.750%, 04/09/27	2,076,750	1,943,709
Focus Financial Partners LLC 2022 Term Loan B5, 7.572%, 1M TSFR+ 3.250%, 06/30/28	3,777	3,741
Term Loan B4, 6.822%, 1M LIBOR + 2.500%, 06/30/28	5,016,006	4,942,857
Greystone Select Financial LLC Term Loan B, 9.227%, 3M LIBOR + 5.000%, 06/16/28	5,410,892	5,221,511
Hudson River Trading LLC Term Loan, 7.438%, 1M TSFR + 3.000%, 03/20/28	10,434,855	9,884,229
Jane Street Group LLC Term Loan, 7.134%, 1M LIBOR + 2.750%, 01/26/28	5,216,723	5,070,003
VFH Parent LLC 2022 Term Loan B, 7.421%, 1M TSFR + 3.000%, 01/13/29	2,660,000	2,601,813

		38,610,423

Engineering & Construction—0.4%
Brown Group Holding LLC Term Loan B, 6.884%, 1M LIBOR + 2.500%, 06/07/28	4,971,845	4,891,942
Tutor Perini Corp. Term Loan B, 9.134%, 3M LIBOR + 4.750%, 08/18/27	3,704,725	3,498,650

		8,390,592

Entertainment—0.5%
Allen Media LLC Term Loan B, 10.230%, 3M LIBOR + 5.500%, 02/10/27	8,762,793	7,236,148

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
UFC Holdings LLC Term Loan B, 7.110%, 3M LIBOR + 2.750%, 04/29/26	4,405,026	$4,356,501

		11,592,649

Environmental Control—0.7%
Liberty Tire Recycling Holdco LLC Term Loan, 8.884%, 3M LIBOR + 4.500%, 05/05/28	7,328,400	6,693,270
LRS Holdings LLC Term Loan B, 8.634%, 1M LIBOR + 4.250%, 08/31/28	7,157,700	6,969,810
Madison IAQ LLC Term Loan, 7.988%, 3M LIBOR + 3.250%, 06/21/28	2,570,850	2,395,176

		16,058,256

Food—0.4%
8th Avenue Food & Provisions, Inc. 2nd Lien Term Loan, 12.137%, 1M LIBOR + 7.750%, 10/01/26	1,452,297	815,707
Del Monte Foods, Inc. Term Loan, 8.671%, 1M TSFR + 4.250%, 05/16/29	5,220,000	5,076,450
Froneri International, Ltd. Term Loan, 2.756%, 6M EURIBOR + 2.125%, 01/29/27 (EUR)	2,780,000	2,787,068

		8,679,225

Healthcare-Services—1.2%
EyeCare Partners LLC 2nd Lien Term Loan, 11.480%, 3M LIBOR + 6.750%, 11/15/29	3,930,000	3,301,200
Incremental Term Loan, 8.480%, 3M LIBOR + 3.750%, 11/15/28	4,237,975	3,605,809
Term Loan, 8.480%, 3M LIBOR + 3.750%, 02/18/27	4,674,657	3,977,353
Global Medical Response, Inc. Term Loan B, 8.422%, 1M LIBOR + 4.250%, 10/02/25	3,537,800	2,508,891
Knight Health Holdings LLC Term Loan B, 9.634%, 1M LIBOR + 5.250%, 12/23/28	5,732,100	3,439,260
One Call Corp. Term Loan, 9.875%, 3M LIBOR + 5.500%, 04/22/27	6,166,100	5,133,278
Phoenix Guarantor, Inc. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 03/05/26	2,082,804	1,959,137
U.S. Renal Care, Inc. Term Loan B, 9.438%, 1M LIBOR + 5.000%, 06/26/26	6,335,654	3,567,765

		27,492,693

Insurance—0.9%
Acrisure LLC Term Loan B, 7.884%, 1M LIBOR + 3.500%, 02/15/27	2,907,775	2,736,338
Ascensus Holdings, Inc. Term Loan, 8.250%, 3M LIBOR + 3.500%, 08/02/28	4,615,125	4,413,213

Insurance—(Continued)
Asurion LLC Second Lien Term Loan B4, 9.634%, 1M LIBOR + 5.250%, 01/20/29	8,950,000	7,003,375
Term Loan B9, 7.634%, 1M LIBOR + 3.250%, 07/31/27	3,228,732	2,829,984
Sedgwick Claims Management Services, Inc. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 12/31/25	2,383,145	2,322,928

		19,305,838

Investment Companies—0.3%
Cardinal Parent, Inc. Term Loan B, 9.230%, 3M LIBOR + 4.500%, 11/12/27	5,594,355	4,978,976
Jump Financial LLC Term Loan B, 9.342%, 3M TSFR + 4.500%, 08/07/28	2,227,444	2,121,640

		7,100,616

Leisure Time—1.1%
19th Holdings Golf LLC Term Loan B, 7.281%, 1M TSFR + 3.000%, 02/07/29	8,059,500	7,414,740
Carnival Corp. Incremental Term Loan B, 7.634%, 6M LIBOR + 3.250%, 10/18/28	3,758,078	3,526,329
ClubCorp Holdings, Inc. Term Loan B, 7.480%, 3M LIBOR + 2.750%, 09/18/24	5,799,187	5,251,888
Equinox Holdings, Inc. Term Loan B2, 13.730%, 3M LIBOR + 9.000%, 03/08/24	2,164,500	1,742,422
Hayward Industries, Inc. 2022 Term Loan, 7.673%, 1M TSFR + 3.250%, 05/30/28	2,094,750	2,008,342
Hornblower Sub LLC Repriced Term Loan B, 8.670%, 3M LIBOR + 4.500%, 04/27/25	6,698,069	4,722,139

		24,665,860

Lodging—0.1%
Caesars Resort Collection LLC Term Loan B1, 7.884%, 1M LIBOR + 3.500%, 07/21/25	1,609,394	1,607,131

Machinery-Diversified—0.3%
SPX Flow, Inc. Term Loan, 8.923%, 1M TSFR + 4.500%, 04/05/29	7,391,475	6,897,170

Pharmaceuticals—0.3%
Gainwell Acquisition Corp. Term Loan B, 8.730%, 3M LIBOR + 4.000%, 10/01/27	4,747,418	4,504,113
Grifols Worldwide Operations USA, Inc. USD Term Loan B, 6.384%, 1M LIBOR + 2.000%, 11/15/27	1,647,661	1,594,112

		6,098,225

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.3%
Apollo Commercial Real Estate Finance, Inc. Incremental Term Loan B1, 7.889%, 1M LIBOR + 3.500%, 03/11/28	7,263,113	$6,791,010

Retail—1.0%
Empire Today LLC Term Loan B, 9.292%, 3M LIBOR + 5.000%, 04/03/28	5,778,381	4,362,677
Great Outdoors Group LLC Term Loan B1, 8.134%, 1M LIBOR + 3.750%, 03/06/28	6,924,781	6,676,645
Pacific Bells LLC Term Loan B, 9.342%, 1M LIBOR + 4.500%, 11/10/28	3,237,637	3,059,567
Spencer Spirit IH LLC Term Loan B, 10.172%, 1M LIBOR + 6.000%, 06/19/26	5,321,888	5,246,717
Thermostat Purchaser III, Inc. Delayed Draw Term Loan, 08/31/28 (i)	367,274	347,074
Term Loan, 9.235%, 3M LIBOR + 4.500%, 08/31/28	2,368,357	2,238,098

		21,930,778

Software—1.7%
AppLovin Corp. Term Loan B, 7.730%, 3M LIBOR + 3.000%, 10/25/28	2,503,520	2,384,603
Athenahealth, Inc. Delayed Draw Term Loan, 7.821%, 1M TSFR+ 3.500%, 02/15/29 (i)	118,443	107,240
Term Loan B, 7.821%, 1M TSFR + 3.500%, 02/15/29	695,310	629,545
Cloudera, Inc. 2nd Lien Term Loan, 10.384%, 1M LIBOR + 6.000%, 10/08/29	3,700,000	3,103,375
DCert Buyer, Inc. 2nd Lien Term Loan, 11.696%, 6M LIBOR + 7.000%, 02/19/29	8,990,000	8,214,613
Term Loan B, 8.696%, 6M TSFR + 4.000%, 10/16/26	4,281,404	4,142,258
Particle Investments S.a.r.l. Term Loan, 9.980%, 3M LIBOR + 5.250%, 02/18/27	3,232,565	3,159,832
Planview Parent, Inc. Term Loan, 12/17/27 (n)	3,760,407	3,509,712
Rackspace Technology Global, Inc. Term Loan B, 7.380%, 3M LIBOR + 2.750%, 02/15/28	1,729,958	1,089,152
Seattle Spinco, Inc. USD Term Loan B3, 7.134%, 1M LIBOR + 2.750%, 06/21/24	1,684,051	1,678,438
Virgin Pulse, Inc. 2nd Lien Term Loan, 11.634%, 1M LIBOR + 7.250%, 04/06/29	2,890,000	2,254,200
Term Loan, 8.384%, 1M LIBOR + 4.000%, 04/06/28	9,001,585	7,656,973

		37,929,941

Telecommunications—0.2%
Global Tel*Link Corp. 1st Lien Term Loan, 8.344%, 3M LIBOR + 4.250%, 11/29/25	5,221,451	4,549,189

Transportation—0.3%
Worldwide Express Operations LLC 1st Lien Term Loan, 8.730%, 3M LIBOR + 4.000%, 07/26/28	7,236,900	6,639,856

Total Floating Rate Loans (Cost $444,898,929)		400,695,809

Mortgage-Backed Securities—9.1%

Collateralized Mortgage Obligations—5.4%
Alternative Loan Trust 5.750%, 01/25/37	1,390,299	759,229
6.000%, 01/25/37	1,244,726	856,762
7.285%, -2.2x 1M LIBOR + 16.940%, 06/25/35 (b)	773,333	630,478
11.045%, -4x 1M LIBOR + 28.600%, 07/25/36 (b)	1,497,858	1,405,764
12.668%, -6x 1M LIBOR + 39.000%, 08/25/37 (b)	612,013	722,517
Alternative Loan Trust Resecuritization 4.205%, 08/25/37 (b)	1,888,674	977,034
Angel Oak Mortgage Trust 4.167%, 01/25/67 (144A) (b)	4,079,739	3,510,824
Banc of America Funding Corp. 3.184%, 02/27/37 (144A) (b)	16,804,506	14,410,591
Banc of America Funding Trust 2.770%, 1M LIBOR + 0.165%, 09/29/36 (144A) (b)	21,576,980	16,713,973
4.007%, 03/27/36 (144A) (b)	4,367,571	3,632,431
7.655%, 01/27/30 (144A) (b)	21,984,893	7,273,966
Banc of America Mortgage Trust 3.943%, 09/25/35 (b)	24,442	20,731
BCAP LLC Trust 3.255%, 05/26/47 (144A) (b)	2,986,388	2,714,421
Bear Stearns Asset-Backed Securities Trust 17.234%, -4.33x 1M LIBOR + 36.250%, 07/25/36 (b)	184,731	182,295
BRAVO Residential Funding Trust 3.125%, 01/29/70 (144A) (d)	5,792,506	5,130,344
Citigroup Mortgage Loan Trust 6.170%, 09/25/62 (144A) (d)	4,688,770	4,582,578
Countrywide Home Loan Reperforming Loan REMIC Trust 2.207%, 03/25/35 (144A)† (b) (j)	2,213,580	110,308
CSMC Mortgage-Backed Trust 6.387%, -5.5x 1M LIBOR + 30.525%, 02/25/36 (b)	511,413	496,408
CSMC Trust 1.796%, 12/27/60 (144A) (b)	1,952,427	1,783,777
2.000%, 10/25/60 (144A) (b)	1,123,547	983,877
3.937%, 09/27/60 (144A)	5,360,000	5,044,314
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (b)	84,397	82,715
GreenPoint Mortgage Funding Trust 4.829%, 1M LIBOR + 0.440%, 06/25/45 (b)	575,036	522,464
GSMPS Mortgage Loan Trust 4.789%, 1M LIBOR + 0.400%, 04/25/36 (144A) (b)	786,769	649,864

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
HarborView Mortgage Loan Trust 5.389%, 1M LIBOR + 2.000%, 10/25/37 (b)	609,487	$538,541
IndyMac INDX Mortgage Loan Trust 5.109%, 1M LIBOR + 0.720%, 01/25/35 (b)	526,774	402,657
JPMorgan Mortgage Trust 6.500%, 01/25/36	63,074	33,950
Legacy Mortgage Asset Trust 3.250%, 06/25/60 (144A) (d)	2,159,311	2,124,186
3.844%, 10/25/66 (144A) (d)	2,770,000	2,310,905
Lehman XS Trust 4.789%, 1M LIBOR + 0.400%, 08/25/46 (b)	847,364	754,206
MASTR Seasoned Securitization Trust 4.337%, 10/25/32 (b)	45,889	44,792
Merrill Lynch Mortgage Investors Trust 3.068%, 05/25/34 (b)	27,796	24,625
3.983%, 08/25/33 (b)	188,497	168,607
Morgan Stanley Mortgage Loan Trust 4.709%, 1M LIBOR + 0.320%, 01/25/35 (b)	259,340	228,767
New Residential Mortgage Loan Trust 3.500%, 12/25/57 (144A) (b)	2,860,000	2,291,570
3.500%, 12/25/58 (144A) (b)	2,974,932	2,680,038
3.750%, 11/25/58 (144A) (b)	3,780,406	3,495,805
4.250%, 09/25/56 (144A) (b)	5,619,181	5,152,028
NovaStar Mortgage Funding Trust 0.412%, 1M LIBOR + 0.380%, 09/25/46 (b)	227,416	214,635
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	47,695	47,425
RBSGC Mortgage Loan Trust 4.839%, 1M LIBOR + 0.450%, 01/25/37 (b)	351,056	122,528
Residential Accredit Loans, Inc. Trust 3.483%, 11/25/37 (b)	1,861,514	1,504,762
Residential Asset Securitization Trust 5.750%, 02/25/36	789,682	716,840
Seasoned Credit Risk Transfer Trust 4.000%, 07/25/56 (b)	3,334,987	3,274,359
4.250%, 05/25/60 (144A) (b)	4,710,000	4,022,473
Sequoia Mortgage Trust 3.723%, 07/25/45 (144A) (b)	4,603	4,264
5.802%, 6M LIBOR + 0.680%, 06/20/33 (b)	42,754	40,026
Structured Adjustable Rate Mortgage Loan Trust 3.637%, 09/25/35 (b)	318,835	232,912
4.009%, 01/25/35 (b)	120,453	113,691
5.620%, 1M LIBOR + 1.500%, 09/25/37 (b)	1,996,232	1,778,153
Structured Asset Mortgage Investments Trust 4.809%, 1M LIBOR + 0.420%, 05/25/46 (b)	101,555	64,373
4.949%, 1M LIBOR + 0.560%, 02/25/36 (b)	1,340,239	1,030,081
Towd Point Mortgage Trust 3.461%, 06/25/57 (144A) (b)	2,900,000	2,176,502
6.639%, 1M LIBOR + 2.250%, 05/25/58 (144A) (b)	1,220,000	1,135,942
Verus Securitization Trust 4.910%, 06/25/67 (144A) (d)	3,323,384	3,131,738
WaMu Mortgage Pass-Through Certificates Trust 2.291%, -1x 1M LIBOR + 6.680%, 04/25/37 (b) (j)	7,014,175	1,122,629
2.846%, 12M MTA + 0.798%, 03/25/47 (b)	804,739	686,237
3.104%, 09/25/36 (b)	254,509	219,686
4.159%, 08/25/33 (b)	451,214	426,144

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust
4.929%, 1M LIBOR + 0.540%, 12/25/45 (b)	170,933	157,787
5.349%, 1M LIBOR + 0.960%, 12/25/45 (b)	5,614,516	3,547,003

		119,218,532

Commercial Mortgage-Backed Securities—3.7%
BAMLL Re-REMIC Trust 5.621%, 08/10/45 (144A) (b)	5,674,181	1,426,283
BFLD Trust 8.518%, 1M LIBOR + 4.200%, 10/15/35 (144A) (b)	2,960,000	2,348,793
BX Commercial Mortgage Trust 3.549%, 03/11/44 (144A) (b)	9,066,697	6,639,727
CFK Trust 3.458%, 03/15/39 (144A) (b)	4,800,000	3,869,072
Credit Suisse Commercial Mortgage Trust 11.668%, 1M LIBOR + 7.350%, 07/15/32 (144A) (b)	10,905,000	9,834,521
Credit Suisse Mortgage Capital Certificates 6.968%, 1M LIBOR + 2.650%, 05/15/36 (144A) (b)	10,620,000	10,148,457
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	6,620,000	3,669,481
Credit Suisse Mortgage Trust 3.160%, 12/15/41 (144A)	7,420,000	6,037,299
11.318%, 1M LIBOR + 7.000%, 12/15/22 (144A) (b)	18,296,493	18,249,034
GS Mortgage Securities Corp. II 6.318%, 1M LIBOR + 2.000%, 05/15/26 (144A) (b)	1,540,000	1,353,483
6.818%, 1M LIBOR + 2.500%, 05/15/26 (144A) (b)	1,540,000	1,304,163
JPMorgan Chase Commercial Mortgage Securities Trust 6.514%, 02/15/51 (b)	88,158	78,108
8.583%, 1M LIBOR + 4.265%, 11/15/38 (144A) (b)	3,760,000	3,403,263
MHC Trust 6.268%, 1M LIBOR + 1.950%, 05/15/38 (144A) (b)	5,620,000	5,278,076
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (b)	188,488	46,298
5.450%, 08/12/48 (144A) (b)	21,567	5,297
6.193%, 09/12/49 (b)	40,288	39,488
6.222%, 09/12/49 (b)	56,011	54,893
Multifamily Trust 1.983%, 04/25/46 (144A) (b)	2,395,801	2,395,801
SMR Mortgage Trust 10.336%, 1M TSFR + 6.000%, 02/15/39 (144A) (b)	2,864,834	2,640,787
Soho Trust 2.697%, 08/10/38 (144A) (b)	3,330,000	2,234,286
Waikiki Beach Hotel Trust 6.348%, 1M LIBOR + 2.030%, 12/15/33 (144A) (b)	1,860,000	1,751,259
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A)†	280,770	275,337

		83,083,206

Total Mortgage-Backed Securities (Cost $225,138,731)		202,301,738

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—8.7%

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP LLC 3.710%, 08/20/27 (144A)	7,750,000	$6,356,172

Asset-Backed - Home Equity—0.2%
Bear Stearns Asset-Backed Securities Trust 5.129%, 1M LIBOR + 0.740%, 01/25/34 (b)	8,770	8,191
WaMu Asset-Backed Certificates Trust 4.559%, 1M LIBOR + 0.170%, 07/25/47 (b)	6,963,803	4,950,709

		4,958,900

Asset-Backed - Manufactured Housing—0.1%
Origen Manufactured Housing Contract Trust 5.400%, 10/15/37 (b)	392,480	355,753
6.258%, 04/15/37 (b)	402,566	369,755
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	1,254,809	1,067,569

		1,793,077

Asset-Backed - Other—7.3%
American Money Management Corp. CLO, Ltd. 9.889%, 3M LIBOR + 5.810%, 04/17/29 (144A) (b)	6,300,000	5,958,238
Apidos CLO 10.993%, 3M LIBOR + 6.750%, 04/20/31 (144A) (b)	5,490,000	4,851,497
Applebee’s Funding LLC / IHOP Funding LLC 4.194%, 06/05/49 (144A)	2,970,000	2,918,286
Barings CLO, Ltd. 9.923%, 3M LIBOR + 5.680%, 01/20/32 (144A) (b)	5,740,000	5,041,373
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,107,248	597,141
Benefit Street Partners CLO IV, Ltd. 7.843%, 3M LIBOR + 3.600%, 01/20/32 (144A) (b)	3,120,000	2,857,330
Canyon Capital CLO, Ltd. 10.489%, 3M LIBOR + 6.410%, 04/15/34 (144A) (b)	750,000	662,611
Carlyle Global Market Strategies, CLO Ltd. 5.656%, 3M LIBOR + 1.050%, 05/15/31 (144A) (b)	9,007,081	8,852,519
Carlyle U.S. CLO, Ltd. 7.943%, 3M LIBOR + 3.700%, 07/20/31 (144A) (b)	8,500,000	7,277,317
Cathedral Lake VI, Ltd. 11.568%, 3M LIBOR + 7.210%, 04/25/34 (144A) (b)	2,650,000	2,277,389
Catskill Park CLO, Ltd. 10.243%, 3M LIBOR + 6.000%, 04/20/29 (144A) (b)	7,600,000	6,449,185
Cook Park CLO, Ltd. 9.479%, 3M LIBOR + 5.400%, 04/17/30 (144A) (b)	750,000	588,229
CVP CLO, Ltd. 6.893%, 3M LIBOR + 2.650%, 01/20/31 (144A) (b)	4,000,000	3,564,160
CWHEQ Revolving Home Equity Loan Resecuritization Trust 4.618%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	26,097	26,012
Dividend Solar Loans LLC 3.670%, 08/22/39 (144A)	2,883,541	2,612,171
Dryden 75 CLO, Ltd. 10.679%, 3M LIBOR + 6.600%, 04/15/34 (144A) (b)	7,200,000	6,334,704

Asset-Backed - Other—(Continued)
Dryden Senior Loan Fund 10.643%, 3M LIBOR + 6.400%, 04/20/34 (144A) (b)	2,790,000	2,414,871
FNA VI LLC 1.350%, 01/10/32 (144A)	950,696	864,653
Fortress Credit BSL XII, Ltd. 11.209%, 3M LIBOR + 7.130%, 10/15/34 (144A) (b)	2,250,000	1,962,747
Golub Capital Partners CLO 53B, Ltd. 10.943%, 3M LIBOR + 6.700%, 07/20/34 (144A) (b)	3,640,000	3,188,283
Greenwood Park CLO, Ltd. 9.029%, 3M LIBOR + 4.950%, 04/15/31 (144A) (b)	7,380,000	6,074,323
Greywolf CLO IV, Ltd. 7.774%, 3M TSFR + 3.910%, 04/17/34 (144A) (b)	4,090,000	3,698,976
HalseyPoint CLO, Ltd. 12.443%, 3M LIBOR + 8.200%, 01/20/33 (144A) (b)	2,770,000	2,278,660
LCM, Ltd. 9.743%, 3M LIBOR + 5.500%, 10/20/28 (144A) (b)	3,850,000	2,994,361
Long Beach Mortgage Loan Trust 4.874%, 1M LIBOR + 0.520%, 01/21/31 (b)	4,699	4,610
Marathon CLO 14, Ltd. 7.543%, 3M LIBOR + 3.300%, 01/20/33 (144A) (b)	2,950,000	2,745,117
Midocean Credit CLO VII 7.959%, 3M LIBOR + 3.880%, 07/15/29 (144A) (b)	4,000,000	3,383,244
Neuberger Berman Loan Advisers CLO 44, Ltd. 10.079%, 3M LIBOR + 6.000%, 10/16/34 (144A) (b)	3,560,000	3,132,861
Oaktree CLO, Ltd. 8.125%, 3M LIBOR + 3.800%, 04/22/30 (144A) (b)	5,300,000	4,534,569
Ocean Trails CLO X 11.649%, 3M LIBOR + 7.570%, 10/15/34 (144A) (b)	5,290,000	4,718,654
Palmer Square Loan Funding, Ltd. 9.405%, 3M TSFR + 5.400%, 04/15/31 (144A) (b)	5,270,000	5,101,987
Peace Park CLO, Ltd. 10.243%, 3M LIBOR + 6.000%, 10/20/34 (144A) (b)	2,580,000	2,257,810
RR 18, Ltd. 10.329%, 3M LIBOR + 6.250%, 10/15/34 (144A) (b)	7,070,000	6,321,273
Saranac CLO III, Ltd. 8.003%, 3M LIBOR + 3.250%, 06/22/30 (144A) (b)	4,652,501	4,001,230
Sculptor CLO XXVI, Ltd. 11.493%, 3M LIBOR + 7.250%, 07/20/34 (144A) (b)	4,370,000	3,831,188
Structured Asset Securities Corp. Mortgage Loan Trust 4.609%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	2,545,389	63,034
Symphony CLO, Ltd. 5.039%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	2,250,000	2,212,868
6.546%, 3M TSFR + 2.300%, 10/20/34† (144A) (b)	5,060,000	5,080,766
9.279%, 3M LIBOR + 5.200%, 04/16/31 (144A) (b)	1,890,000	1,544,829
TCI-Symphony CLO, Ltd. 7.041%, 3M LIBOR + 3.100%, 10/13/32 (144A) (b)	1,720,000	1,525,585
10.691%, 3M LIBOR + 6.750%, 10/13/32 (144A) (b)	7,640,000	6,235,218

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Thrust Engine Leasing Trust 4.163%, 07/15/40 (144A)	1,514,702	$1,112,563
TSTAT, Ltd. 9.313%, 3M TSFR + 4.800%, 01/20/31 (144A) (b)	3,550,000	3,551,928
Venture CLO, Ltd. 9.819%, 3M LIBOR + 5.740%, 04/15/27 (144A) (b)	4,000,000	2,781,804
Voya CLO, Ltd. 10.099%, 3M LIBOR + 6.020%, 06/07/30 (144A) (b)	3,100,000	2,619,794
11.193%, 3M LIBOR + 6.950%, 04/20/34 (144A) (b)	2,360,000	2,102,668
WhiteHorse, Ltd. 7.729%, 3M LIBOR + 3.650%, 10/15/31 (144A) (b)	6,180,000	5,707,520
Z Capital Credit Partners CLO, Ltd. 8.279%, 3M LIBOR + 4.200%, 07/15/33 (144A) (b)	4,290,000	3,988,259

		162,904,415

Asset-Backed - Student Loan—0.8%
Education Funding LLC 4.708%, 3M LIBOR + 0.350%, 04/25/33 (144A) (b)	3,240,014	2,372,688
National Collegiate Student Loan Trust 4.679%, 1M LIBOR + 0.290%, 01/25/33 (b)	2,584,633	2,396,441
Navient Private Education Refi Loan Trust 2.500%, 09/16/69 (144A)	4,470,000	3,355,615
SMB Private Education Loan Trust 1.590%, 01/15/53 (144A)	3,937,501	3,439,079
3.860%, 01/15/53 (144A)	6,240,000	5,604,464

		17,168,287

Total Asset-Backed Securities (Cost $216,469,215)		193,180,851

U.S. Treasury & Government Agencies—8.2%

Agency Sponsored Mortgage - Backed—8.2%
Connecticut Avenue Securities Trust (CMO) 6.489%, 1M LIBOR + 2.100%, 10/25/39 (144A) (b)	469,820	468,648
7.028%, SOFR30A + 3.100%, 10/25/41 (144A) (b)	6,140,000	5,770,749
7.789%, 1M LIBOR + 3.400%, 10/25/39 (144A) (b)	11,030,000	10,677,194
8.489%, 1M LIBOR + 4.100%, 07/25/39 (144A) (b)	1,658,728	1,679,960
8.739%, 1M LIBOR + 4.350%, 04/25/31 (144A) (b)	5,000,000	5,080,595
Fannie Mae 15 Yr. Pool 2.000%, 07/01/36	4,391,184	3,916,511
Fannie Mae 20 Yr. Pool 2.000%, 08/01/41	4,411,139	3,718,352
2.500%, 07/01/41	2,506,704	2,198,352
Fannie Mae 30 Yr. Pool
2.000%, 06/01/51	13,232,760	10,872,875
2.000%, 08/01/51	2,692,477	2,222,282
2.500%, 04/01/51	8,281,647	7,039,342

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
2.500%, 09/01/51	359,895	309,508
2.500%, 10/01/51	1,586,280	1,357,060
2.500%, 03/01/52	5,234,016	4,462,206
3.000%, 06/01/51	15,312,659	13,444,682
3.500%, 08/01/45	17,740,924	16,504,153
4.000%, 03/01/52	4,394,329	4,126,652
4.500%, 04/01/48	1,150,794	1,130,258
4.500%, 04/01/49	45,006	44,073
4.500%, 10/01/49	25,298	24,797
7.000%, 05/01/26	292	292
7.000%, 07/01/30	179	179
7.000%, 07/01/31	893	904
7.000%, 09/01/31	799	801
7.000%, 10/01/31	917	914
7.000%, 11/01/31	13,399	13,516
7.000%, 01/01/32	4,285	4,283
7.500%, 01/01/30	195	203
7.500%, 02/01/30	212	212
7.500%, 06/01/30	27	27
7.500%, 08/01/30	54	54
7.500%, 09/01/30	267	272
7.500%, 10/01/30	8	8
7.500%, 11/01/30	7,017	7,052
7.500%, 02/01/31	564	562
8.000%, 08/01/27	70	70
8.000%, 07/01/30	192	203
8.000%, 09/01/30	288	290
Fannie Mae Connecticut Avenue Securities (CMO) 7.939%, 1M LIBOR + 3.550%, 07/25/30 (b)	6,050,000	6,155,764
8.639%, 1M LIBOR + 4.250%, 01/25/31 (b)	3,230,000	3,334,606
Fannie Mae Pool 4.500%, 08/01/58	79,397	77,161
Fannie Mae REMICS (CMO) 4.500%, 06/25/29	37,068	36,466
4.739%, 1M LIBOR + 0.350%, 05/25/34 (b)	38,416	37,790
Freddie Mac 20 Yr. Pool 3.000%, 06/01/35	2,733,075	2,535,452
Freddie Mac 30 Yr. Gold Pool 7.000%, 03/01/39	36,798	39,526
Freddie Mac 30 Yr. Pool 2.000%, 09/01/51	10,640,362	8,693,478
4.000%, 07/01/49	6,176,062	5,895,773
4.500%, 02/01/47	1,723,694	1,689,181
Freddie Mac STACR REMIC Trust (CMO) 6.689%, 1M LIBOR + 2.300%, 01/25/50 (144A) (b)	2,210,000	2,083,907
6.928%, SOFR30A + 3.000%, 12/25/50 (144A) (b)	8,290,000	7,773,802
6.978%, SOFR30A + 3.050%, 01/25/34 (144A) (b)	4,240,000	3,872,260
8.089%, 1M LIBOR + 3.700%, 12/25/30 (144A) (b)	4,580,000	4,587,117
8.839%, 1M LIBOR + 4.450%, 03/25/30 (b)	8,840,000	9,302,437
8.889%, 1M LIBOR + 4.500%, 02/25/24 (b)	1,268,878	1,280,639
9.489%, 1M LIBOR + 5.100%, 06/25/50 (144A) (b)	4,647,917	4,842,313
9.539%, 1M LIBOR + 5.150%, 10/25/29 (b)	8,310,000	8,928,641
Ginnie Mae I 30 Yr. Pool
5.500%, 01/15/34	17,839	18,680
5.500%, 04/15/34	5,016	5,248

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.500%, 07/15/34	28,424	$29,763
5.500%, 10/15/34	29,533	30,167
5.750%, 10/15/38	23,631	24,268
6.000%, 02/15/33	637	672
6.000%, 03/15/33	1,991	2,076
6.000%, 06/15/33	1,263	1,316
6.000%, 07/15/33	2,781	2,880
6.000%, 09/15/33	1,062	1,089
6.000%, 10/15/33	1,438	1,487
6.500%, 03/15/29	420	432
6.500%, 02/15/32	293	304
6.500%, 03/15/32	251	260
6.500%, 11/15/32	549	566
Ginnie Mae II 30 Yr. Pool 2.000%, 07/20/51	2,591,246	2,171,883
2.500%, 03/20/51	2,913,285	2,536,033
2.500%, 05/20/51	324,072	273,401
3.500%, 12/20/50	2,809,776	2,605,182
4.500%, 11/20/50	1,131,061	1,097,563
4.500%, 12/20/50	186,099	182,716
5.500%, 03/20/34	2,881	2,977
6.000%, 05/20/32	3,728	3,889
6.000%, 11/20/33	4,593	4,809
Government National Mortgage Association Zero Coupon, 04/16/52 (b) (j)	2,012,359	20
0.079%, 03/16/47 (b) (j)	1,634,802	2,411
0.601%, 07/16/58 (b) (j)	1,050,785	30,367
Government National Mortgage Association (CMO) 3.000%, 04/20/41	25,794	25,556
Multifamily Connecticut Avenue Securities Trust 7.639%, 1M LIBOR + 3.250%, 10/25/49 (144A) (b)	2,678,434	2,514,741
8.139%, 1M LIBOR + 3.750%, 03/25/50 (144A) (b)	3,930,000	3,629,527

Total U.S. Treasury & Government Agencies (Cost $198,290,701)		181,444,687

Foreign Government—3.1%

Municipal—0.2%
Ciudad Autonoma De Buenos Aires 7.500%, 06/01/27	3,520,000	3,247,200

Regional Government—0.5%
Provincia de Buenos Aires 5.250%, 09/01/37 (144A) (d)	24,455,990	8,437,316
Provincia de Cordoba 6.990%, 06/01/27 (144A) (d)	5,515,415	3,640,174

		12,077,490

Sovereign—2.4%
Angolan Government International Bond 8.750%, 04/14/32 (144A)	1,520,000	1,313,736
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	2,570,000	2,466,786

Sovereign—(Continued)
Brazilian Government International Bond 6.000%, 04/07/26 (a)	2,970,000	3,066,889
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 08/15/26 (EUR)	3,430,000	3,361,447
Dominican Republic International Bonds 5.500%, 02/22/29 (144A)	2,100,000	1,932,233
6.000%, 02/22/33 (144A)	3,800,000	3,427,798
Gabon Government International Bond 7.000%, 11/24/31 (144A)	2,600,000	2,125,812
Indonesia Treasury Bonds 6.500%, 02/15/31 (IDR)	9,599,000,000	598,415
7.000%, 05/15/27 (IDR)	223,092,000,000	14,672,028
8.375%, 09/15/26 (IDR)	66,608,000,000	4,570,224
Ivory Coast Government International Bond 4.875%, 01/30/32 (144A) (EUR)	1,630,000	1,373,497
Jordan Government International Bond 7.750%, 01/15/28 (144A) (a)	5,480,000	5,536,006
Mexico Government International Bond 4.125%, 01/21/26 (a)	4,280,000	4,173,104
Panama Government International Bond 4.500%, 04/01/56	2,700,000	1,967,072
Peruvian Government International Bond 2.783%, 01/23/31 (a)	2,530,000	2,092,891

		52,677,938

Total Foreign Government (Cost $80,468,496)		68,002,628

Convertible Preferred Stocks—0.9%

Banks—0.3%
Wells Fargo & Co., Series L 7.500%,	4,965	5,883,525

Capital Markets—0.1%
B Riley Financial, Inc. 5.250%, 08/31/28	68,700	1,253,088
5.500%, 03/31/26	76,800	1,712,640

		2,965,728

Pipelines—0.5%
MPLX L.P. 8.462% (d)	329,615	11,866,140

Total Convertible Preferred Stocks (Cost $19,948,279)		20,715,393

Convertible Bonds—0.6%

Airlines—0.0%
Spirit Airlines, Inc. 1.000%, 05/15/26	43,000	34,615

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Entertainment—0.2%
DraftKings, Inc. Zero Coupon, 03/15/28	6,710,000	$4,150,135

Leisure Time—0.0%
Liberty TripAdvisor Holdings, Inc. 0.500%, 06/30/51	740,000	530,580

Media—0.2%
Dish Network Corp. 3.375%, 08/15/26	7,320,000	4,585,980

Real Estate Investment Trusts—0.2%
Apollo Commercial Real Estate Finance, Inc. 5.375%, 10/15/23	3,210,000	3,121,725

Total Convertible Bonds (Cost $16,354,119)		12,423,035

Common Stocks—0.1%

Auto Components—0.0%
Lear Corp.	399	49,484

Chemicals—0.0%
LyondellBasell Industries NV - Class A	23	1,915

Media—0.0%
Cengage Learning, Inc. (k)	10,995	123,012

Oil, Gas & Consumable Fuels—0.1%
Ascent CNR Corp. - Class A (k)	1,399,556	27,991
Berry Corp. (a) (k)	170,615	1,364,920

		1,392,911

Total Common Stocks (Cost $2,222,896)		1,567,322

Municipals—0.0%
Virginia Housing Development Authority 6.000%, 06/25/34 (Cost $305,808)	308,942	307,476

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (e) (f) (k)	1,246,000	0
Sino-Forest Corp. (e) (f) (k)	500,000	0

Total Escrow Shares (Cost $0)		0

Short-Term Investment—1.3%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $27,807,937; collateralized by U.S. Treasury Note at 2.000%, maturing 04/30/24, with a market value of $28,358,492.	27,802,376	$27,802,376

Total Short-Term Investments (Cost $27,802,376)		27,802,376

Securities Lending Reinvestments (l)—15.2%

Certificates of Deposit—7.7%
Bank of Montreal 4.710%, SOFR + 0.410%, 04/04/23 (b)	4,000,000	3,999,938
5.090%, SOFR + 0.790%, 11/08/23 (b)	2,000,000	2,002,702
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (b)	5,000,000	5,000,000
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (b)	5,000,000	4,999,774
4.770%, FEDEFF PRV + 0.440%, 01/09/23 (b)	2,000,000	2,000,081
4.810%, SOFR + 0.510%, 03/15/23 (b)	5,000,000	5,002,101
4.980%, SOFR + 0.680%, 08/16/23 (b)	2,000,000	2,002,338
Barclays Bank plc 4.670%, SOFR + 0.370%, 03/21/23 (b)	5,000,000	4,999,990
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (b)	5,000,000	5,001,740
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (b)	10,000,000	10,000,662
4.800%, SOFR + 0.500%, 03/03/23 (b)	12,000,000	12,004,593
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (b)	6,000,000	6,000,426
Commonwealth Bank of Australia 4.680%, SOFR + 0.380%, 03/30/23 (b)	1,000,000	1,000,074
Credit Agricole S.A. 4.800%, 02/22/23	5,000,000	5,001,800
Credit Industriel et Commercial 4.730%, SOFR + 0.430%, 01/06/23 (b)	4,000,000	4,000,112
Credit Industriel et Commercial (NY) 4.710%, FEDEFF PRV + 0.380%, 01/09/23 (b)	5,000,000	5,000,145
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (b)	6,000,000	6,001,800
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23(b)	2,000,000	2,000,601
MUFG Bank Ltd. (NY) 4.700%, SOFR + 0.400%, 04/13/23 (b)	2,000,000	2,000,180
4.810%, SOFR + 0.510%, 02/17/23 (b)	5,000,000	5,001,270
Natixis S.A. 4.750%, SOFR + 0.450%, 06/21/23 (b)	2,000,000	2,000,648
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (b)	2,000,000	2,000,789
Nordea Bank Abp (NY) 4.760%, SOFR + 0.460%, 02/13/23 (b)	4,000,000	4,000,684
4.850%, SOFR + 0.550%, 02/21/23 (b)	5,000,000	5,001,675

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Rabobank (London) 4.830%, SOFR + 0.530%, 05/16/23 (b)	4,000,000	$4,000,000
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (b)	6,000,000	5,999,904
4.890%, FEDEFF PRV + 0.560%, 04/10/23 (b)	2,000,000	2,001,152
Standard Chartered Bank (NY) 4.860%, FEDEFF PRV + 0.530%, 01/17/23 (b)	2,000,000	2,000,246
5.040%, SOFR + 0.740%, 05/02/23 (b)	4,000,000	4,006,071
State Street Bank and Trust Co. 4.980%, SOFR + 0.680%, 07/14/23 (b)	2,000,000	2,002,354
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (b)	5,000,000	5,000,550
5.050%, SOFR + 0.750%, 04/21/23 (b)	7,000,000	7,009,478
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/16/23	4,000,000	3,960,440
4.840%, SOFR + 0.540%, 01/10/23 (b)	2,000,000	2,000,156
4.850%, SOFR + 0.550%, 03/07/23 (b)	6,000,000	6,001,668
Svenska Handelsbanken AB 4.900%, SOFR + 0.600%, 04/12/23 (b)	3,000,000	3,002,037
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (b)	8,000,000	7,999,649
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (b)	7,000,000	6,999,230
4.850%, SOFR + 0.550%, 02/22/23 (b)	2,000,000	2,000,682

		170,007,740

Commercial Paper—0.5%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (b)	4,000,000	4,005,448
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (b)	5,000,000	5,001,350
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (b)	2,000,000	2,001,976

		11,008,774

Master Demand Notes—0.1%
Bank of America N.A. 4.880%, SOFR + 0.580%, 05/15/23 (b)	3,000,000	2,999,966

Repurchase Agreements—6.0%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $12,913,582; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $13,165,622.	12,907,473	12,907,473
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $3,013,475; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $3,060,000.	3,000,000	3,000,000

Repurchase Agreements —(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $10,250,264; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $10,200,001.	10,000,000	10,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $2,000,960; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $2,047,738.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $20,417,136; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $20,856,515.	20,400,000	20,400,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $37,182,145; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $40,449,980.	37,150,000	37,150,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $15,067,813; collateralized by various Common Stock with an aggregate market value of $16,668,819.	15,000,000	15,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $2,043,613.	2,000,000	2,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $13,206,468; collateralized by various Common Stock with an aggregate market value of $14,690,685.	13,200,000	13,200,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $10,659,153; collateralized by various Common Stock with an aggregate market value of $11,855,494.	10,650,000	10,650,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $8,003,911; collateralized by various Common Stock with an aggregate market value of $8,906,198.	8,000,000	8,000,000

		134,307,473

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Time Deposit—0.9%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (b)	20,000,000	$20,000,000

Total Securities Lending Reinvestments (Cost $338,269,592)		338,323,953

Total Purchased Options—0.1% (m) (Cost $5,574,227)		3,132,256
Total Investments—111.3% (Cost $2,747,327,991)		2,471,372,270
Unfunded Loan Commitments—(0.0)% (Cost $(562,362))		(562,362)
Net Investments—111.3% (Cost $2,746,765,629)		2,470,809,908
Other assets and liabilities (net) —(11.3)%		(250,522,681)

Net Assets—100.0%		$2,220,287,227

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $13,407,540, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $369,704,347 and the collateral received consisted of cash in the amount of $338,260,372 and non-cash collateral with a value of $45,836,600. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 0.0% of net assets.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(j)	Interest only security.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(m)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(n)	This loan will settle after December 31, 2022, at which time the interest rate will be determined.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $1,090,838,741, which is 49.1% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Countrywide Home Loan Reperforming Loan REMIC Trust, 2.207%, 03/25/35	01/08/15	$2,213,580	$322,353	$110,308
Liberty Mutual Insurance Co., 7.697%, 10/15/97	06/08/11-05/30/12	2,600,000	2,522,524	2,808,118
Massachusetts Mutual Life Insurance Co., 4.900%, 04/01/77	03/20/17-03/21/17	6,285,000	6,262,795	5,132,926
Midwest Vanadium Pty, Ltd., 13.250%, 02/15/18	05/24/11	931,574	960,686	0
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/01/22	10/06/17-11/21/19	8,475,000	8,571,525	85
Symphony CLO, Ltd., 6.546%, 10/20/34	11/17/22	5,060,000	5,042,290	5,080,766
Waterfall Commercial Mortgage Trust, 4.104%, 09/14/22	09/08/15-11/18/16	280,770	279,503	275,337

				$13,407,540

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	16,670,000	GSBU	01/18/23	USD	10,485,680	$870,512
AUD	31,725,404	MSCS	01/18/23	USD	20,494,611	1,117,853
AUD	7,328,590	JPMC	02/21/23	USD	4,968,931	30,315
BRL	30,710,000	JPMC	01/18/23	USD	5,663,335	137,013
CAD	50,494,655	MSCS	01/18/23	USD	36,976,980	318,679
EUR	5,518,000	MSCS	01/18/23	USD	5,444,302	468,051
GBP	22,469,858	MSCS	01/18/23	USD	25,043,330	2,131,604
JPY	35,880,000	GSBU	01/18/23	USD	263,063	10,801
JPY	4,675,136,649	JPMC	01/18/23	USD	32,651,593	3,032,729
JPY	401,490,000	MSCS	01/18/23	USD	2,997,817	66,670
JPY	498,970,000	MSCS	01/18/23	USD	3,720,871	87,661
JPY	746,630,000	MSCS	01/18/23	USD	5,608,171	90,696
MXN	22,529,000	BOA	01/18/23	USD	1,130,662	22,588
MXN	22,270,000	JPMC	01/18/23	USD	1,107,437	32,555
MXN	70,624,000	JPMC	01/18/23	USD	3,619,326	(4,114)
MXN	83,960,000	MSCS	01/18/23	USD	4,213,160	84,717
MXN	103,730,000	MSCS	01/18/23	USD	5,209,886	100,009
MXN	437,216,080	MSCS	01/18/23	USD	21,513,046	867,862
NOK	335,649,450	MSCS	01/18/23	USD	31,372,919	2,907,785

Contracts to Deliver
AUD	10,800,000	JPMC	02/21/23	USD	7,338,708	(28,583)
BRL	4,066,794	JPMC	01/18/23	USD	760,717	(7,398)
CAD	7,308,610	MSCS	01/18/23	USD	5,323,832	(74,352)
CAD	4,468,400	MSCS	01/18/23	USD	3,244,625	(55,763)
CAD	3,020,970	MSCS	01/18/23	USD	2,204,171	(27,136)
CNH	36,180,400	JPMC	01/18/23	USD	5,163,053	(70,707)
CNH	36,050,000	JPMC	01/18/23	USD	5,183,672	(31,224)
CNY	19,550,000	JPMC	01/18/23	USD	2,759,935	(55,367)
CNY	3,940,000	JPMC	01/18/23	USD	553,643	(13,738)
CNY	2,140,000	JPMC	01/18/23	USD	300,267	(7,905)
CNY	440,000	JPMC	01/18/23	USD	62,116	(1,246)
EUR	26,363,974	MSCS	01/18/23	USD	26,488,940	(1,759,178)
GBP	43,762,930	GSBU	01/18/23	USD	50,363,474	(2,563,196)
GBP	8,930,000	GSBU	01/18/23	USD	10,601,937	(197,960)
GBP	7,110,000	GSBU	01/18/23	USD	8,136,648	(462,150)
GBP	4,900,000	GSBU	01/18/23	USD	5,880,392	(45,644)
GBP	4,870,000	GSBU	01/18/23	USD	5,839,398	(50,356)
GBP	4,700,000	GSBU	01/18/23	USD	5,569,589	(114,567)
GBP	2,605,000	GSBU	01/18/23	USD	2,883,279	(267,195)
IDR	161,985,690,000	JPMC	01/18/23	USD	10,618,531	214,633
IDR	95,987,724,172	JPMC	01/18/23	USD	6,280,275	115,246
JPY	1,247,782,500	GSBU	01/18/23	USD	8,574,357	(949,700)
JPY	805,430,000	GSBU	01/18/23	USD	6,163,211	15,536
JPY	748,550,000	GSBU	01/18/23	USD	5,734,653	21,131
JPY	208,007,500	JPMC	01/18/23	USD	1,426,749	(160,928)
MXN	282,233,394	BOA	01/18/23	USD	13,852,626	(594,783)
MXN	32,444,000	BOA	01/18/23	USD	1,661,792	997
MXN	21,506,000	BOA	01/18/23	USD	1,060,584	(40,299)
MXN	183,353,394	JPMC	01/18/23	USD	8,989,366	(396,418)
MXN	253,945,381	MSCS	03/08/23	USD	12,638,500	(244,985)
NOK	21,780,000	JPMC	01/18/23	USD	2,227,853	3,408
NZD	2,981,769	JPMC	01/18/23	USD	1,693,460	(200,009)

Net Unrealized Appreciation						$4,324,150

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month SOFR Futures	09/19/23	17	USD	4,039,200	$(64,848)
3 Month SOFR Futures	03/18/25	448	USD	108,259,200	41,597
90 Day Euro Dollar Futures	12/18/23	3,726	USD	886,881,150	(20,936,325)
Australian 10 Year Treasury Bond Futures	03/15/23	202	AUD	23,367,653	(915,218)
U.S. Treasury Long Bond Futures	03/22/23	112	USD	14,038,500	49,550
U.S. Treasury Note 10 Year Futures	03/22/23	1,821	USD	204,492,609	(412,058)
U.S. Treasury Note 2 Year Futures	03/31/23	2,821	USD	578,525,393	(115,074)
U.S. Treasury Note 5 Year Futures	03/31/23	420	USD	45,330,469	(48,140)
U.S. Treasury Note Ultra 10 Year Futures	03/22/23	631	USD	74,635,469	(109,545)
U.S. Treasury Ultra Long Bond Futures	03/22/23	2,134	USD	286,622,875	(253,236)
United Kingdom Long Gilt Bond Futures	03/29/23	205	GBP	20,479,500	(1,368,390)

Futures Contracts—Short
Euro-Buxl 30 Year Bond Futures	03/08/23	(25)	EUR	(3,381,000)	670,498

Net Unrealized Depreciation					$(23,461,189)

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/JPY Put	JPY	133.800	BOA	03/02/23	49,110,000	USD	49,110,000	$1,226,571	$574,440	$(652,131)
USD Put/MXN Call	MXN	19.644	MSCS	03/06/23	32,200,000	USD	32,200,000	431,319	536,645	105,326

Totals								$1,657,890	$1,111,085	$(546,805)

Credit Default Swaptions	Strike Price	Counterparty	Underlying Reference Index	Buy/ Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. CDS	$101.00	GSC	CDX.NA.HY.39	sell	01/18/23	49,900,000	USD	49,900,000	$471,555	$37,238	$(434,317)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Eurodollar Futures	USD	99.000	12/18/23	48	USD	120,000	$11,501	$2,700	$(8,801)
Put - S&P 500 Index E-Mini Futures	USD	3,400.000	01/20/23	32	USD	1,600	84,467	4,720	(79,747)
Put - S&P 500 Index E-Mini Futures	USD	3,600.000	02/17/23	353	USD	17,650	1,481,091	701,587	(779,504)
Put - S&P 500 Index E-Mini Futures	USD	3,700.000	02/17/23	87	USD	4,350	306,858	275,138	(31,720)
Put - S&P 500 Index E-Mini Futures	USD	3,400.000	02/17/23	117	USD	5,850	440,459	83,363	(357,096)
Put - S&P 500 Index E-Mini Futures	USD	3,500.000	03/17/23	242	USD	12,100	704,133	562,650	(141,483)
Put - S&P 500 Index E-Mini Futures	USD	3,600.000	03/17/23	106	USD	5,300	416,273	353,775	(62,498)

Totals							$3,444,782	$1,983,933	$(1,460,849)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put/AUD Call	USD	0.697	JPMC	02/17/23	(13,500,000)	USD	(13,500,000)	$(200,205)	$(111,537)	$88,668

Credit Default Swaptions	Strike Price	Counterparty	Underlying Reference Index	Buy/ Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. CDS	$103.00	GSC	CDX.NA.HY.39	Buy	01/18/23	(74,850,000)	USD	(74,850,000)	$(232,035)	$(394,966)	$(162,931)
Put - OTC - 1 Yr. CDS	$95.00	GSC	CDX.NA.HY.39	Sell	01/18/23	(49,900,000)	USD	(49,900,000)	(239,520)	(263,311)	(23,791)

Totals									$(471,555)	$(658,277)	$(186,722)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Written Options—(Continued)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - S&P 500 Index E-Mini Futures	USD	3,300.000	02/17/23	(412)	USD	(20,600)	$(662,122)	$(180,250)	$481,872
Put - S&P 500 Index E-Mini Futures	USD	3,300.000	03/17/23	(106)	USD	(5,300)	(194,553)	(111,300)	83,253

Totals							$(856,675)	$(291,550)	$565,125

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	7.440%	Monthly	07/20/29	MXN	1,162,650,000	$(3,858,682)	$399,380	$(4,258,062)
Pay	28-Day TIIE	Monthly	7.450%	Monthly	07/18/29	MXN	1,118,490,000	(3,682,145)	316,892	(3,999,037)
Receive	SOFR	Annually	2.510%	Annually	02/15/48	USD	11,792,000	1,550,962	211,074	1,339,888
Receive	SOFR	Annually	2.620%	Annually	02/15/48	USD	1,497,000	169,281	(286)	169,567
Receive	SOFR	Annually	2.650%	Annually	08/15/47	USD	29,594,000	3,225,769	336,395	2,889,374
Receive	SOFR	Annually	3.050%	Annually	02/15/48	USD	10,150,000	415,437	309,682	105,755
Receive	SOFR	Annually	3.850%	Annually	06/30/29	USD	34,326,000	(475,781)	41,688	(517,469)

Totals								$(2,655,159)	$1,614,825	$(4,269,984)

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.39	(5.000%)	Quarterly	12/20/27	4.841%	USD	33,959,100	$(209,120)	$1,322,159	$(1,531,279)
General Motors Co., 4.875%, due 10/02/23	(5.000%)	Quarterly	06/20/26	1.778%	USD	13,700,000	(1,368,740)	(1,854,128)	485,388

Totals							$(1,577,860)	$(531,969)	$(1,045,891)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Co., 4.346%, due 12/08/26	5.000%	Quarterly	06/20/26	3.197%	USD	13,700,000	$736,211	$1,379,503	$(643,292)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG 1.400%, due 01/12/24	(1.000%)	Quarterly	12/20/24	MSCS	0.489%	EUR	11,300,000	$(118,743)	$(102,612)	$(16,131)

OTC Credit Default Swaps on Corporate—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Volkswagen International Finance NV 0.875%, due 01/16/23	1.000%	Quarterly	12/20/24	MSCS	0.929%	EUR	11,300,000	$16,321	$53,783	$(37,462)

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Securities in the amount of $1,724,445 have been received at the custodian bank as collateral for forward foreign currency exchange contracts, OTC swap contracts and OTC option contracts.

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(GSBU)—	Goldman Sachs Bank USA
(GSC)—	Goldman Sachs & Co.
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(CNY)—	Chinese Yuan
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(EURIBOR)—	Euro Interbank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(OBFR)—	U.S. Overnight Bank Funding Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(UKG)—	UK Government Bonds
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$920,040	$—	$920,040
Aerospace/Defense	—	18,505,527	—	18,505,527
Agriculture	—	7,474,022	—	7,474,022
Airlines	—	38,229,745	—	38,229,745
Auto Manufacturers	—	32,831,078	—	32,831,078
Auto Parts & Equipment	—	12,712,694	—	12,712,694
Banks	—	96,989,047	—	96,989,047
Biotechnology	—	4,024,716	—	4,024,716
Building Materials	—	7,037,573	—	7,037,573
Chemicals	—	1,505,114	—	1,505,114
Commercial Services	—	54,090,831	—	54,090,831
Computers	—	7,555,422	—	7,555,422
Distribution/Wholesale	—	15,490,644	—	15,490,644
Diversified Financial Services	—	56,007,473	—	56,007,473
Electric	—	13,890,147	—	13,890,147
Energy-Alternate Sources	—	2,312,077	—	2,312,077
Engineering & Construction	—	5,848,026	—	5,848,026
Entertainment	—	16,833,126	—	16,833,126
Environmental Control	—	3,516,724	—	3,516,724
Food	—	11,688,109	—	11,688,109
Food Service	—	1,234,540	—	1,234,540
Forest Products & Paper	—	5,101,225	—	5,101,225
Healthcare-Products	—	5,246,800	—	5,246,800
Healthcare-Services	—	22,005,664	—	22,005,664
Home Builders	—	1,783,284	—	1,783,284
Insurance	—	23,495,271	—	23,495,271
Internet	—	9,755,362	—	9,755,362
Investment Companies	—	4,818,854	—	4,818,854
Iron/Steel	—	4,340,243	—	4,340,243
Leisure Time	—	28,777,927	—	28,777,927
Lodging	—	28,287,866	—	28,287,866
Machinery-Construction & Mining	—	5,312,500	—	5,312,500
Machinery-Diversified	—	2,352,379	—	2,352,379
Media	—	51,391,813	—	51,391,813
Metal Fabricate/Hardware	—	7,707,271	—	7,707,271
Mining	—	40,807,273	0	40,807,273
Office/Business Equipment	—	1,371,221	—	1,371,221
Oil & Gas	—	123,145,512	—	123,145,512
Packaging & Containers	—	17,268,501	—	17,268,501
Pharmaceuticals	—	29,724,528	—	29,724,528
Pipelines	—	72,534,767	—	72,534,767
Real Estate	—	4,256,864	—	4,256,864
Real Estate Investment Trusts	—	19,831,035	—	19,831,035
Retail	—	40,319,697	—	40,319,697
Semiconductors	—	96,969	—	96,969
Software	—	28,755,941	—	28,755,941

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Telecommunications	$—	$24,476,025	$—	$24,476,025
Transportation	—	9,813,279	—	9,813,279
Total Corporate Bonds & Notes	—	1,021,474,746	0	1,021,474,746
Total Floating Rate Loans (Less Unfunded Loan Commitments of $562,362)*	—	400,133,447	—	400,133,447
Total Mortgage-Backed Securities*	—	202,301,738	—	202,301,738
Total Asset-Backed Securities*	—	193,180,851	—	193,180,851
Total U.S. Treasury & Government Agencies*	—	181,444,687	—	181,444,687
Total Foreign Government*	—	68,002,628	—	68,002,628
Convertible Preferred Stocks
Banks	5,883,525	—	—	5,883,525
Capital Markets	2,965,728	—	—	2,965,728
Pipelines	—	11,866,140	—	11,866,140
Total Convertible Preferred Stocks	8,849,253	11,866,140	—	20,715,393
Total Convertible Bonds*	—	12,423,035	—	12,423,035
Common Stocks
Auto Components	49,484	—	—	49,484
Chemicals	—	1,915	—	1,915
Media	—	123,012	—	123,012
Oil, Gas & Consumable Fuels	1,364,920	27,991	—	1,392,911
Total Common Stocks	1,414,404	152,918	—	1,567,322
Total Municipals*	—	307,476	—	307,476
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	27,802,376	—	27,802,376
Total Securities Lending Reinvestments*	—	338,323,953	—	338,323,953
Purchased Options
Foreign Currency Options at Value	—	1,111,085	—	1,111,085
Credit Default Swaptions at Value	—	37,238	—	37,238
Options on Exchange-Traded Futures Contracts at Value	1,983,933	—	—	1,983,933
Total Purchased Options	1,983,933	1,148,323	—	3,132,256
Total Net Investments	$12,247,590	$2,458,562,318	$0	$2,470,809,908

Collateral for Securities Loaned (Liability)	$—	$(338,260,372)	$—	$(338,260,372)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$12,749,051	$—	$12,749,051
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(8,424,901)	—	(8,424,901)
Total Forward Contracts	$—	$4,324,150	$—	$4,324,150
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$761,645	$—	$—	$761,645
Futures Contracts (Unrealized Depreciation)	(24,222,834)	—	—	(24,222,834)
Total Futures Contracts	$(23,461,189)	$—	$—	$(23,461,189)
Written Options
Foreign Currency Options at Value	$—	$(111,537)	$—	$(111,537)
Credit Default Swaptions at Value	—	(658,277)	—	(658,277)
Options on Exchange-Traded Futures Contracts at Value	(291,550)	—	—	(291,550)
Total Written Options	$(291,550)	$(769,814)	$—	$(1,061,364)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,989,972	$—	$4,989,972
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(10,949,139)	—	(10,949,139)
Total Centrally Cleared Swap Contracts	$—	$(5,959,167)	$—	$(5,959,167)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$16,321	$—	$16,321
OTC Swap Contracts at Value (Liabilities)	—	(118,743)	—	(118,743)
Total OTC Swap Contracts	$—	$(102,422)	$—	$(102,422)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

During the year ended December 31, 2022, a transfer out of Level 3 in the amount of $11,728,650 was due to the initiation of a broker providing prices based on market indications which have been determined to be a significant observable input.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b) (c)	$2,470,809,908
Cash	242,965
Cash denominated in foreign currencies (d)	14,102,695
Cash collateral (e)	46,034,480
OTC swap contracts at market value (f)	16,321
Unrealized appreciation on forward foreign currency exchange contracts	12,749,051
Receivable for:
Investments sold	2,310,338
Fund shares sold	1,158,420
Interest	28,760,508
Interest on OTC swap contracts	3,822
Prepaid expenses	8,910

Total Assets	2,576,197,418
Liabilities
Written options at value (g)	1,061,364
OTC swap contracts at market value (h)	118,743
Unrealized depreciation on forward foreign currency exchange contracts	8,424,901
Collateral for securities loaned	338,260,372
Payables for:
Investments purchased	3,493,461
Fund shares redeemed	436,832
Foreign taxes	7,779
Variation margin on futures contracts	1,649,818
Variation margin on centrally cleared swap contracts	600,742
Accrued Expenses:
Management fees	1,005,459
Distribution and service fees	167,438
Deferred trustees’ fees	290,808
Other expenses	392,474

Total Liabilities	355,910,191

Net Assets	$2,220,287,227

Net Assets Consist of:
Paid in surplus	$2,770,034,216
Distributable earnings (Accumulated losses) (i)	(549,746,989)

Net Assets	$2,220,287,227

Net Assets
Class A	$1,387,413,111
Class B	689,600,713
Class E	143,273,403
Capital Shares Outstanding*
Class A	129,365,180
Class B	64,948,246
Class E	13,436,929
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.72
Class B	10.62
Class E	$10.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,746,765,629.
(b)	Includes securities loaned at value of $369,704,347.
(c)	Investments at value is net of unfunded loan commitments of $562,362.
(d)	Identified cost of cash denominated in foreign currencies was $13,498,811.
(e)	Includes collateral of $21,152,026 for centrally cleared swap contracts and $24,882,454 for futures contracts.
(f)	Net premium paid on OTC swap contracts was $53,783.
(g)	Premiums received on written options were $1,528,435.
(h)	Net premium received on OTC swap contracts was $102,612.
(i)	Includes foreign capital gains tax of $7,779.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends	$2,581,142
Interest (a)	148,673,964
Securities lending income	1,146,716

Total investment income	152,401,822
Expenses
Management fees	14,309,374
Administration fees	113,909
Custodian and accounting fees	344,088
Distribution and service fees—Class B	1,919,131
Distribution and service fees—Class E	246,078
Audit and tax services	97,884
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	125,874
Insurance	21,500
Miscellaneous	25,256

Total expenses	17,257,749
Less management fee waiver	(1,283,097)

Net expenses	15,974,652

Net Investment Income	136,427,170

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(95,120,446)
Purchased options	(10,826,488)
Futures contracts	(160,811,376)
Written options	4,733,594
Swap contracts	1,814,426
Foreign currency transactions	(1,060,901)
Forward foreign currency transactions	(566,043)

Net realized gain (loss)	(261,837,234)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(339,011,922)
Purchased options	980,187
Futures contracts	(25,298,961)
Written options	(1,105,926)
Swap contracts	(1,291,872)
Foreign currency transactions	791,721
Forward foreign currency transactions	1,493,873

Net change in unrealized appreciation (depreciation)	(363,442,900)

Net realized and unrealized gain (loss)	(625,280,134)

Net Increase (Decrease) in Net Assets From Operations	$(488,852,964)

(a)	Net of foreign withholding taxes of $141,932.
(b)	Includes change in foreign capital gains tax of $92,406.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$136,427,170	$137,423,531
Net realized gain (loss)	(261,837,234)	37,918,023
Net change in unrealized appreciation (depreciation)	(363,442,900)	(90,920,972)

Increase (decrease) in net assets from operations	$(488,852,964)	84,420,582

From Distributions to Shareholders
Class A	(93,994,936)	(74,199,667)
Class B	(44,422,317)	(31,962,727)
Class E	(9,671,952)	(7,626,976)

Total distributions	(148,089,205)	(113,789,370)

Increase (decrease) in net assets from capital share transactions	(188,743,143)	8,995,386

Total increase (decrease) in net assets	(825,685,312)	(20,373,402)

Net Assets
Beginning of period	3,045,972,539	3,066,345,941

End of period	$2,220,287,227	$3,045,972,539

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,315,656	$15,365,983	5,271,849	$72,656,729
Reinvestments	8,568,363	93,994,936	5,504,426	74,199,667
Redemptions	(21,420,235)	(255,304,453)	(12,061,653)	(165,358,450)

Net increase (decrease)	(11,536,216)	$(145,943,534)	(1,285,378)	$(18,502,054)

Class B
Sales	2,908,805	$34,162,427	8,197,198	$111,493,282
Reinvestments	4,082,933	44,422,317	2,390,630	31,962,727
Redemptions	(9,234,182)	(108,086,123)	(7,451,585)	(101,261,406)

Net increase (decrease)	(2,242,444)	$(29,501,379)	3,136,243	$42,194,603

Class E
Sales	607,209	$7,561,747	2,137,990	$29,247,594
Reinvestments	885,710	9,671,952	568,753	7,626,976
Redemptions	(2,587,227)	(30,531,929)	(3,779,782)	(51,571,733)

Net increase (decrease)	(1,094,308)	$(13,298,230)	(1,073,039)	$(14,697,163)

Increase (decrease) derived from capital shares transactions		$(188,743,143)		$8,995,386

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.73	$13.87	$13.81	$12.68	$13.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.65	0.62	0.68	0.71	0.71
Net realized and unrealized gain (loss)	(2.93)	(0.24)	0.20	1.09	(1.23)

Total income (loss) from investment operations	(2.28)	0.38	0.88	1.80	(0.52)

Less Distributions
Distributions from net investment income	(0.73)	(0.52)	(0.82)	(0.67)	(0.73)

Total distributions	(0.73)	(0.52)	(0.82)	(0.67)	(0.73)

Net Asset Value, End of Period	$10.72	$13.73	$13.87	$13.81	$12.68

Total Return (%) (b)	(16.66)	2.82	6.92	14.49	(3.80)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (c)	0.55	0.54	0.55	0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	5.51	4.55	5.17	5.32	5.33
Portfolio turnover rate (%)	28	69 (d)	66 (d)	58 (d)	90 (d)
Net assets, end of period (in millions)	$1,387.4	$1,934.4	$1,971.5	$2,007.9	$2,006.8

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.59	$13.73	$13.69	$12.57	$13.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.61	0.58	0.64	0.67	0.67
Net realized and unrealized gain (loss)	(2.89)	(0.23)	0.18	1.08	(1.22)

Total income (loss) from investment operations	(2.28)	0.35	0.82	1.75	(0.55)

Less Distributions
Distributions from net investment income	(0.69)	(0.49)	(0.78)	(0.63)	(0.69)

Total distributions	(0.69)	(0.49)	(0.78)	(0.63)	(0.69)

Net Asset Value, End of Period	$10.62	$13.59	$13.73	$13.69	$12.57

Total Return (%) (b)	(16.93)	2.61	6.61	14.23	(4.02)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (c)	0.80	0.79	0.80	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	5.28	4.30	4.92	5.07	5.08
Portfolio turnover rate (%)	28	69 (d)	66 (d)	58 (d)	90 (d)
Net assets, end of period (in millions)	$689.6	$913.2	$879.8	$852.0	$802.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.65	$13.79	$13.73	$12.61	$13.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.63	0.60	0.66	0.69	0.68
Net realized and unrealized gain (loss)	(2.91)	(0.24)	0.19	1.08	(1.21)

Total income (loss) from investment operations	(2.28)	0.36	0.85	1.77	(0.53)

Less Distributions
Distributions from net investment income	(0.71)	(0.50)	(0.79)	(0.65)	(0.71)

Total distributions	(0.71)	(0.50)	(0.79)	(0.65)	(0.71)

Net Asset Value, End of Period	$10.66	$13.65	$13.79	$13.73	$12.61

Total Return (%) (b)	(16.78)	2.68	6.77	14.30	(3.92)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (c)	0.70	0.69	0.70	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	5.37	4.40	5.03	5.17	5.18
Portfolio turnover rate (%)	28	69 (d)	66 (d)	58 (d)	90 (d)
Net assets, end of period (in millions)	$143.3	$198.3	$215.1	$224.2	$228.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 69%, 63%, 52%, and 56% for the years ended December 31, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”). A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to worthless securities deduction. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2022, the Portfolio had open unfunded loan commitments of $562,362. At December 31, 2022, the Portfolio had sufficient cash and/or securities to cover these commitments.

BHFTII-34

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $27,802,376. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $134,307,473. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(567,605)	$—	$—	$—	$(567,605)
Corporate Bonds & Notes	(332,038,813)	—	—	—	(332,038,813)
Foreign Government	(5,653,954)	—	—	—	(5,653,954)
Total Borrowings	$(338,260,372)	$—	$—	$—	$(338,260,372)
Gross amount of recognized liabilities for securities lending transactions					$(338,260,372)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$4,504,584	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$8,774,568
	Unrealized appreciation on futures contracts (a) (c)	761,645	Unrealized depreciation on futures contracts (a) (c)	24,222,834
	Investments at market value (a) (d)	2,700
Credit	OTC swap contracts at market value (e)	16,321	OTC swap contracts at market value (e)	118,743
	Investments at market value (d)	37,238	Written options at value	658,277
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	485,388	Unrealized depreciation on centrally cleared swap contracts (a) (b)	2,174,571
Equity	Investments at market value (a) (d)	1,981,233	Written options at value (a)	291,550
Foreign Exchange	Investments at market value (d)	1,111,085
	Unrealized appreciation on forward foreign currency exchange contracts	12,749,051	Unrealized depreciation on forward foreign currency exchange contracts Written options at value	8,424,901 111,537

Total		$21,649,245		$44,776,981

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $3,822.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTII-40

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$598,025	$(598,025)	$—	$—
Goldman Sachs & Co.	37,238	(37,238)	—	—
Goldman Sachs Bank USA	917,980	(917,980)	—	—
JPMorgan Chase Bank N.A.	3,565,899	(1,089,174)	(457,883)	2,018,842
Morgan Stanley Capital Services LLC	8,794,553	(2,280,157)	(497,678)	6,016,718

	$13,913,695	$(4,922,574)	$(955,561)	$8,035,560

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$635,082	$(598,025)	$—	$37,057
Goldman Sachs & Co.	658,277	(37,238)	—	621,039
Goldman Sachs Bank USA	4,650,768	(917,980)	—	3,732,788
JPMorgan Chase Bank N.A.	1,089,174	(1,089,174)	—	—
Morgan Stanley Capital Services LLC	2,280,157	(2,280,157)	—	—

	$9,313,458	$(4,922,574)	$—	$4,390,884

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(532,964)	$—	$(6,301,742)	$(3,991,782)	$(10,826,488)
Forward foreign currency transactions . . . . .	—	—	—	(566,043)	(566,043)
Swap contracts . . . . . . . . . . . . . . . .	(314,589)	2,129,015	—	—	1,814,426
Futures contracts . . . . . . . . . . . . . . .	(160,811,376)	—	—	—	(160,811,376)
Written options . . . . . . . . . . . . . . . .	640,960	—	1,076,257	3,016,377	4,733,594

	$(161,017,969)	$2,129,015	$(5,225,485)	$(1,541,448)	$(165,655,887)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(8,801)	$(434,317)	$1,880,857	$(457,552)	$980,187
Forward foreign currency transactions . . . . .	—	—	—	1,493,873	1,493,873
Swap contracts . . . . . . . . . . . . . . . .	730,185	(2,022,057)	—	—	(1,291,872)
Futures contracts . . . . . . . . . . . . . . .	(25,298,961)	—	—	—	(25,298,961)
Written options . . . . . . . . . . . . . . . .	—	(186,722)	(756,976)	(162,228)	(1,105,926)

	$(24,577,577)	$(2,643,096)	$1,123,881	$874,093	$(25,222,699)

BHFTII-41

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	134,944,174
Forward foreign currency transactions . .	624,432,021
Futures contracts long . . . . . . . . . . . . .	2,597,709,472
Futures contracts short . . . . . . . . . . . . .	(198,542,663)
Swap contracts . . . . . . . . . . . . . . . . . .	343,076,879
Written options . . . . . . . . . . . . . . . . .	(232,104,301)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

BHFTII-42

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to

BHFTII-43

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$100,945,527	$588,923,358	$123,177,441	$1,025,570,038

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$14,309,374	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

BHFTII-44

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-45

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,761,103,630

Gross unrealized appreciation	22,951,698
Gross unrealized (depreciation)	(316,737,948)

Net unrealized appreciation (depreciation)	$(293,786,250)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$148,089,205	$113,789,370	$—	$—	$148,089,205	$113,789,370

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$142,680,653	$—	$(292,952,603)	$(399,184,230)	$(549,456,180)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $129,908,482 and accumulated long-term capital losses of $269,275,748.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Western Asset Management Strategic Bond Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-47

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-48

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-49

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-50

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-51

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Western Asset Management Strategic Bond Opportunities Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser, Western Asset Management Company, LLC and Western Asset Management Company Pte. Ltd. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-year period ended October 31, 2022 and outperformed the same benchmark for the three- and five-year periods ended October 31, 2022. The Board also considered that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance,

BHFTII-52

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

The Board also noted that at the November Meeting, it approved an amended and restated Subadvisory Agreement for the Portfolio, adding Western Asset Management Company Pte. Ltd. (“WAMS”) as an additional party to the Subadvisory Agreement and permitting the delegation of certain responsibilities to WAMS (the “Amendment”). Specifically, the Amendment permits delegation (the “Delegation”) to WAMS the responsibilities of Western Asset Management Company, LLC (the “Subadviser”) with respect to transactions in investments exposed to China, including through the China Bond Connect and China Interbank Bond Market Direct Access Program (collectively, “China-Related Investments”). The Amendment was proposed by the Adviser for the Board’s approval based on the Subadviser’s representations to the Adviser that the Delegation would increase efficiencies in the execution of the Portfolio’s China-Related Investments and provide better time zone coverage of the markets in which China-Related Investments trade.

In assessing the Adviser’s recommendation to approve the Amendment, the Board considered the Subadviser’s representations to the Adviser that (i) WAMS, like the Subadviser, is a wholly-owned subsidiary of Franklin Resources, Inc., and that, as an operational matter, the Subadviser would remain the “headquarters” of the Western Asset group of companies and would continue to exercise operational control and decision-making with respect to the entire organization; and (ii) the Subadviser and WAMS have reporting lines that ultimately both lead into the same Chief Investment Officer. The Board also considered the Adviser’s representations that (i) there are no changes to the Subadviser’s duties and responsibilities to the Portfolio in connection with the Delegation and the Subadviser will remain liable under the Agreement for any acts or omissions of WAMS to the same extent as if WAMS’ acts or omissions were committed by the Subadviser; and (ii) the Portfolio would not experience any increase in aggregate fees paid for investment advisory services as a result of the Delegation.

The Adviser provided a representation to the Board that, after a review of the scope and terms of the Delegation and its potential implications for the Portfolio, the Adviser had concluded that the Portfolio could expect to continue to receive subadvisory services of the same scope, nature and quality under the Agreement following the Delegation as it received before the Delegation.

Based on the foregoing and other relevant considerations, at the November meeting, the Board, including a majority of the Independent Trustees, voted to approve the Amendment. The Board concluded that, in light of all factors considered, the terms of the Amendment, including fee rates, were fair and reasonable.

BHFTII-53

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Western Asset Management U.S. Government Portfolio returned -9.01%, -9.17%, and -9.12%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Intermediate Government Bond Index¹, returned -7.73%.

MARKET ENVIRONMENT / CONDITIONS

During the 2022 calendar year and reporting period, bond yields soared and risk assets weakened as the Federal Reserve (the “Fed”) and other central banks aggressively hiked interest rates to address rising global inflation pressures.

Geopolitical risks came to the forefront with Russia’s invasion of Ukraine in February. The imposition of financial and economic sanctions, including the freezing of the Russian central bank’s external reserve assets, pushed oil prices past $100 per barrel and renewed concerns over global growth as much of the world was still recovering from economic disruptions brought on by new COVID-19 variants in late 2021.

As the year progressed, inflation pressure in the U.S. continued to rise and far exceeded market and Fed expectations. Price shocks were exacerbated by the invasion of Ukraine, which put additional pressure on food and energy prices, while the reinstatement of COVID-19 lockdowns in China worsened supply chain pressures. Headline consumer price inflation (“CPI”) peaked at 9.1% year-over-year (“YoY”) in June and core CPI peaked at 6.6% in September. U.S. inflation moderated in the fourth quarter with headline and core CPI slowing to 6.5% and 5.7% YoY, respectively.

The Fed dramatically shifted course and continuously shifted their rate hike expectations higher throughout the year. After starting the year only anticipating the need to raise the fed funds rate by 75 basis points (“bps”) in 2022, the Fed raised rates by 425 bps, in its fastest pace of rate hikes in a single year since the 1980s, to end 2022 at a target range of 4.25-4.50%. Other developed market central banks also aggressively raised rates, including the European Central Bank, which exited its negative rate policy which had been in place since 2014.

Bonds had their worst year since the Great Depression, and the Bloomberg U.S. Aggregate Bond Index was down 13% for the year, which was by far its worst year since its 1971 inception. The yield curve bear flattened, as short-term yields rose more than long-term yields, and most of the curve became inverted. Corporate credit, structured product and U.S. dollar-denominated emerging market (“EM”) bond spreads all widened. The U.S. dollar strengthened vs. almost all currencies throughout the year although it generally weakened during the fourth quarter of 2022.

PORTFOLIO REVIEW / PERIOD ENDING POSITIONING

For the twelve-month period ended December 31, 2022, the Western Asset Management U.S. Government Portfolio had a negative return and underperformed its benchmark, the Bloomberg U.S. Intermediate Government Bond Index.

Over the twelve-month period, the most significant detractor to the Portfolio’s performance was its duration stance. The Portfolio generally maintained a slight duration overweight through much of the first half of 2022, which detracted from performance as yields rose across the curve. The second largest detractor to performance was the Portfolio’s Agency Mortgage-Backed Securities (“MBS”) exposure, which was gradually shifted from an underweight to a modest overweight by the end of the reporting period, as spreads widened particularly during the third quarter of 2022. The third largest detractor to performance was the Portfolio’s overweight exposure to Agency Debentures as spreads slightly widened during the second half of 2022. Finally, exposures to structured products had a slight negative impact on performance, mainly as spreads for Commercial Mortgage-Backed Securities (“CMBS”) widened during the period.

The Portfolio’s yield curve positioning was the main contributor to performance. Yield curve positioning that was focused on the very long end (30- and 20-year key rate duration) benefitted as the yield curve flattened and ultimately inverted in the course of 2022, with front-end and intermediate bond yields rising more than the long-end of the curve. The second largest contributor to performance was the Portfolio’s emerging markets exposure, mainly due to favorable issue selection, as spreads for U.S. dollar-denominated EM bonds widened.

During the twelve-month period ended December 31, 2022, the Portfolio used interest rate futures to adjust its duration and yield curve exposure. The Portfolio also used Agency MBS derivatives to gain exposure to specific characteristics of Agency MBS. The net impact of all derivative transactions on the Portfolio’s performance was negative.

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

As of December 31, 2022, the Portfolio was underweight U.S. Treasurys relative to the benchmark, while being overweight Agency Debentures and Agency MBS. The Portfolio also held small out-of-benchmark exposures to EM debt and structured products (including Non-Agency Residential MBS and CMBS).

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	-9.01	0.19	0.68
Class B	-9.17	-0.06	0.43
Class E	-9.12	0.04	0.54
Bloomberg U.S. Intermediate Government Bond Index	-7.73	0.46	0.69

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	88.7
Foreign Government	7.3
Corporate Bonds & Notes	4.1
Mortgage-Backed Securities	2.0
Asset-Backed Securities	0.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.49%	$1,000.00	$974.40	$2.44
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

Class B (a)	Actual	0.74%	$1,000.00	$973.40	$3.68
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class E (a)	Actual	0.64%	$1,000.00	$974.40	$3.19
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—88.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—40.7%
Fannie Mae 20 Yr. Pool
2.000%, 11/01/41	4,196,615	$3,537,503
2.000%, 12/01/41	185,081	156,012
2.500%, 10/01/40	3,109,222	2,734,741
2.500%, 03/01/41	501,733	441,269
2.500%, 04/01/41	853,315	750,477
2.500%, 05/01/41	1,898,126	1,669,357
3.000%, 07/01/35	456,356	423,397
3.000%, 02/01/36	710,631	659,287
3.000%, 04/01/36	531,772	493,352
3.000%, 07/01/36	1,119,541	1,038,637
3.000%, 08/01/36	5,869,274	5,445,132
3.000%, 10/01/36	2,330,057	2,161,660
3.000%, 12/01/36	1,920,334	1,781,543
3.000%, 12/01/37	431,403	400,206
3.000%, 06/01/38	596,928	553,807
3.500%, 12/01/34	133,445	127,901
3.500%, 01/01/35	91,492	87,691
3.500%, 02/01/37	155,770	148,908
3.500%, 03/01/37	104,408	100,076
3.500%, 12/01/37	167,064	159,702
3.500%, 08/01/39	162,626	155,470
3.500%, 02/01/40	651,276	609,936
3.500%, 06/01/42	2,449,673	2,268,935
4.500%, 11/01/31	226,390	224,642
4.500%, 12/01/31	273,960	271,844
Fannie Mae 30 Yr. Pool
2.000%, 08/01/50	143,000	118,029
2.000%, 09/01/50	223,876	183,519
2.000%, 10/01/50	1,362,200	1,116,732
2.000%, 12/01/50	2,842,609	2,324,258
2.000%, 01/01/51	7,319,219	6,010,951
2.000%, 02/01/51	7,393,303	6,074,991
2.000%, 03/01/51	11,422,359	9,379,358
2.000%, 04/01/51	7,571,374	6,190,806
2.000%, 05/01/51	9,122,696	7,444,787
2.000%, 07/01/51	270,497	222,002
2.000%, 08/01/51	1,002,821	820,777
2.000%, 10/01/51	721,554	591,851
2.000%, 11/01/51	1,129,088	920,804
2.000%, 01/01/52	2,366,233	1,934,768
2.000%, 02/01/52	2,756,167	2,260,928
2.000%, 03/01/52	1,627,227	1,342,548
2.500%, 06/01/50	468,742	400,760
2.500%, 09/01/50	872,717	744,941
2.500%, 10/01/50	2,052,996	1,760,868
2.500%, 11/01/50	790,541	675,843
2.500%, 12/01/50	234,400	200,712
2.500%, 01/01/51	330,051	283,539
2.500%, 02/01/51	1,996,379	1,709,032
2.500%, 03/01/51	1,908,878	1,626,482
2.500%, 04/01/51	741,897	638,910
2.500%, 05/01/51	2,336,397	1,999,649
2.500%, 06/01/51	2,851,856	2,446,019
2.500%, 07/01/51	2,918,208	2,508,177
2.500%, 08/01/51	904,480	775,649

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
2.500%, 09/01/51	5,154,700	4,404,815
2.500%, 10/01/51	6,262,769	5,334,320
2.500%, 11/01/51	1,529,818	1,317,030
2.500%, 12/01/51	7,017,910	5,991,725
2.500%, 01/01/52	3,270,531	2,803,310
2.500%, 02/01/52	10,016,797	8,526,766
2.500%, 03/01/52	3,501,670	2,978,771
2.500%, 04/01/52	374,068	319,074
3.000%, 09/01/42	1,244,227	1,132,133
3.000%, 06/01/43	173,272	157,655
3.000%, 07/01/43	425,172	387,203
3.000%, 10/01/43	406,158	370,052
3.000%, 01/01/45	360,418	327,973
3.000%, 08/01/46	382,224	342,473
3.000%, 09/01/46	283,727	254,220
3.000%, 02/01/47	87,545	79,663
3.000%, 08/01/47	42,193	37,792
3.000%, 11/01/48	3,755,359	3,364,861
3.000%, 01/01/50	89,924	80,514
3.000%, 02/01/50	11,872,422	10,652,528
3.000%, 03/01/50	6,021,220	5,335,717
3.000%, 08/01/50	906,777	800,300
3.000%, 11/01/50	817,276	729,031
3.000%, 05/01/51	495,706	437,391
3.000%, 06/01/51	485,936	433,346
3.000%, 08/01/51	2,079,156	1,857,822
3.000%, 09/01/51	1,005,921	888,458
3.000%, 10/01/51	2,123,379	1,873,504
3.000%, 11/01/51	2,688,159	2,393,251
3.000%, 12/01/51	822,139	732,699
3.000%, 01/01/52	3,423,100	3,032,729
3.000%, 02/01/52	1,062,119	942,430
3.000%, 03/01/52	6,568,328	5,847,392
3.000%, 04/01/52	577,406	507,002
3.500%, 12/01/42	164,835	154,267
3.500%, 03/01/43	1,033,249	970,366
3.500%, 08/01/44	275,213	256,767
3.500%, 02/01/45	160,299	150,049
3.500%, 12/01/46	1,679,479	1,569,321
3.500%, 03/01/47	141,651	130,971
3.500%, 06/01/49	10,338,775	9,562,623
3.500%, 03/01/50	169,506	156,094
3.500%, 09/01/51	145,932	133,140
3.500%, 12/01/51	712,003	650,198
3.500%, 01/01/52	1,314,446	1,207,569
3.500%, 03/01/52	1,801,932	1,651,034
3.500%, 04/01/52	4,772,878	4,359,796
3.500%, 05/01/52	6,091,617	5,583,029
4.000%, 02/01/40	320,550	312,810
4.000%, 06/01/42	2,666,103	2,604,047
4.000%, 07/01/42	739,544	710,217
4.000%, 05/01/43	6,001,165	5,810,422
4.000%, 10/01/43	2,986,520	2,891,542
4.000%, 09/01/44	473,776	453,809
4.000%, 05/01/48	3,626,358	3,462,215

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 10/01/48	1,984,396	$1,884,844
4.000%, 07/01/50	487,430	462,907
4.000%, 05/01/52	1,261,983	1,191,649
4.000%, 06/01/52	3,775,729	3,562,905
4.000%, 07/01/52	6,061,529	5,689,465
4.500%, 10/01/41	1,768,608	1,750,770
4.500%, 10/01/44	572,761	562,658
4.500%, 01/01/45	47,214	46,694
4.500%, 05/01/46	367,053	360,581
4.500%, 06/01/47	170,615	167,837
4.500%, 07/01/47	656,898	645,784
4.500%, 08/01/47	40,392	39,487
4.500%, 06/01/48	228,955	225,156
4.500%, 07/01/48	486,470	479,391
4.500%, 08/01/48	798,594	783,240
4.500%, 11/01/48	436,695	427,910
4.500%, 02/01/49	160,371	157,071
4.500%, 08/01/49	177,908	174,697
4.500%, 09/01/49	2,573,646	2,529,995
4.500%, 11/01/49	649,377	637,924
4.500%, 03/01/50	445,401	434,237
4.500%, 04/01/50	132,269	127,858
4.500%, 06/01/52	864,124	833,106
4.500%, 07/01/52	5,551,157	5,356,275
5.000%, 07/01/33	76,099	76,748
5.000%, 09/01/33	93,256	95,232
5.000%, 10/01/35	264,590	270,197
5.000%, 03/01/36	408,335	417,002
5.000%, 01/01/39	3,440	3,505
5.000%, 12/01/39	5,965	6,024
5.000%, 05/01/40	14,974	15,034
5.000%, 07/01/40	11,195	11,334
5.000%, 11/01/40	283,013	286,587
5.000%, 01/01/41	29,107	29,198
5.000%, 02/01/41	22,955	22,991
5.000%, 04/01/41	29,374	29,745
5.000%, 05/01/41	706,826	714,515
5.000%, 06/01/41	54,997	55,542
5.000%, 07/01/41	575,557	587,778
6.000%, 04/01/33	34,468	35,578
6.000%, 02/01/34	5,462	5,639
6.000%, 11/01/35	51,857	53,639
6.000%, 08/01/37	122,444	126,628
6.500%, 03/01/26	292	299
6.500%, 04/01/29	28,071	28,765
7.000%, 02/01/29	270	270
7.000%, 01/01/30	1,407	1,405
7.000%, 10/01/37	2,630	2,621
7.000%, 11/01/37	12,501	12,522
7.000%, 12/01/37	7,213	7,329
7.000%, 02/01/38	2,584	2,584
7.000%, 11/01/38	26,929	27,953
7.000%, 02/01/39	352,261	370,854
8.000%, 05/01/28	254	253
8.000%, 07/01/32	652	666

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Interest Strip (CMO)
3.500%, 11/25/41 (b)	641,891	100,669
4.000%, 04/25/42 (b)	941,248	159,085
4.500%, 11/25/39 (b)	533,260	92,041
Fannie Mae Pool
2.149%, 02/01/32 (c)	438,385	364,667
2.500%, 10/01/50	466,513	389,460
2.500%, 05/01/51	482,343	402,678
2.500%, 01/01/52	479,281	398,332
2.500%, 09/01/61	5,473,563	4,527,735
2.930%, 06/01/30	152,364	138,029
3.250%, 05/01/29	97,546	91,249
3.450%, 03/01/29	95,774	90,694
3.500%, 08/01/42	2,891,263	2,700,515
3.500%, 09/01/42	209,869	195,979
3.500%, 10/01/42	1,461,255	1,364,898
4.000%, 10/01/42	805,868	772,154
4.000%, 11/01/42	556,432	533,132
4.000%, 07/01/43	20,667	19,753
4.000%, 08/01/43	525,762	502,385
4.500%, 08/01/58	833,669	810,188
4.500%, 01/01/59	1,694,642	1,651,104
6.500%, 12/01/27	1,012	1,008
6.500%, 05/01/32	4,102	4,158
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (d)	158,822	139,414
1.761%, -1 x 1M LIBOR + 6.150%, 03/25/42 (b) (c)	2,583,505	143,423
1.761%, -1 x 1M LIBOR + 6.150%, 12/25/42 (b) (c)	265,996	29,433
2.161%, -1 x 1M LIBOR + 6.550%, 10/25/41 (b) (c)	1,718,934	111,617
2.261%, -1 x 1M LIBOR + 6.650%, 03/25/42 (b) (c)	624,700	38,140
4.008%, 01/25/43 (c)	117,683	109,346
5.500%, 07/25/41	3,119,218	3,170,410
5.500%, 04/25/42	711,632	722,540
6.000%, 05/25/42	415,890	431,665
6.500%, 06/25/39	16,874	17,181
6.500%, 07/25/42	806,207	850,315
Fannie Mae-ACES
2.232%, 02/25/27	592,886	548,479
3.061%, 05/25/27 (c)	177,801	167,294
Freddie Mac 15 Yr. Pool
3.000%, 09/01/32	197,104	187,568
3.500%, 04/01/33	1,822,908	1,762,174
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/38	377,155	347,222
Freddie Mac 20 Yr. Pool
1.500%, 10/01/41	729,758	590,436
1.500%, 11/01/41	92,391	75,575
2.000%, 09/01/41	2,941,190	2,479,256
2.000%, 01/01/42	2,634,123	2,220,382
2.500%, 04/01/41	157,999	138,956
3.500%, 01/01/38	2,003,852	1,914,764
Freddie Mac 30 Yr. Gold Pool
3.000%, 04/01/47	482,963	432,317
3.500%, 06/01/46	270,606	251,713
4.000%, 04/01/43	580,388	555,296
4.000%, 07/01/43	1,634,180	1,583,989
4.000%, 08/01/43	1,680,475	1,627,367

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 06/01/38	514,922	$508,665
4.500%, 04/01/47	292,889	286,005
4.500%, 05/01/47	249,180	244,856
4.500%, 06/01/47	463,536	455,096
4.500%, 04/01/49	242,918	238,407
5.000%, 08/01/33	8,759	8,954
5.000%, 01/01/40	7,944	8,011
5.000%, 04/01/41	9,425	9,555
5.000%, 04/01/44	17,228	17,391
6.500%, 09/01/39	96,059	99,505
8.000%, 09/01/30	1,331	1,382
Freddie Mac 30 Yr. Pool
2.000%, 11/01/50	906,800	746,768
2.000%, 02/01/51	2,345,467	1,934,562
2.000%, 03/01/51	3,583,854	2,942,323
2.000%, 04/01/51	2,163,171	1,789,936
2.000%, 05/01/51	3,787,127	3,108,237
2.000%, 06/01/51	4,906,460	4,026,822
2.000%, 08/01/51	1,347,689	1,099,011
2.000%, 11/01/51	6,206,121	5,062,966
2.000%, 01/01/52	95,874	78,395
2.000%, 02/01/52	567,973	465,028
2.500%, 06/01/50	129,334	110,776
2.500%, 10/01/50	1,195,987	1,031,246
2.500%, 11/01/50	3,899,308	3,359,126
2.500%, 12/01/50	4,241,991	3,647,854
2.500%, 01/01/51	1,207,958	1,032,360
2.500%, 02/01/51	544,847	463,188
2.500%, 03/01/51	239,206	206,849
2.500%, 05/01/51	339,193	290,574
2.500%, 07/01/51	4,579,894	3,917,637
2.500%, 08/01/51	3,156,165	2,709,032
2.500%, 09/01/51	2,730,871	2,321,080
2.500%, 11/01/51	10,277,303	8,832,959
2.500%, 01/01/52	23,000,832	19,649,770
2.500%, 02/01/52	1,225,015	1,047,716
2.500%, 03/01/52	661,469	565,726
3.000%, 10/01/46	278,240	249,190
3.000%, 09/01/48	1,169,553	1,041,481
3.000%, 09/01/49	3,365,723	3,022,058
3.000%, 11/01/49	743,843	663,260
3.000%, 01/01/50	46,442	41,625
3.000%, 03/01/50	66,035	58,806
3.000%, 05/01/50	188,354	168,644
3.000%, 02/01/51	263,126	232,971
3.000%, 06/01/51	85,623	75,953
3.000%, 10/01/51	567,241	502,616
3.000%, 01/01/52	2,700,418	2,375,062
3.000%, 04/01/52	1,072,628	945,467
3.500%, 07/01/47	4,280,843	3,953,808
3.500%, 01/01/48	88,087	81,203
3.500%, 04/01/52	3,918,906	3,586,381
3.500%, 05/01/52	1,254,290	1,147,073
4.000%, 10/01/51	159,013	149,335
4.000%, 05/01/52	1,052,311	987,985

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool
4.000%, 06/01/52	3,300,281	3,099,067
4.000%, 07/01/52	297,311	279,294
4.500%, 03/01/49	205,713	201,575
4.500%, 07/01/49	365,689	357,842
4.500%, 09/01/50	27,099	26,474
4.500%, 06/01/52	4,225,934	4,094,366
5.000%, 01/01/36	10,742	10,970
5.000%, 06/01/41	1,050,338	1,056,288
5.000%, 07/01/52	1,941,259	1,919,681
6.000%, 10/01/36	292,042	302,015
Freddie Mac ARM Non-Gold Pool
2.105%, 5Y H15 + 1.284%, 03/01/47 (c)	269,291	255,455
2.878%, 12M LIBOR + 1.619%, 11/01/47 (c)	1,030,591	992,772
3.009%, 12M LIBOR + 1.628%, 11/01/48 (c)	3,564,058	3,375,800
3.091%, 12M LIBOR + 1.621%, 02/01/50 (c)	1,757,219	1,685,771
Freddie Mac Multifamily Structured Pass-Through Certificates 0.364%, 12/25/28 (b) (c)	63,363,386	1,190,313
0.482%, 01/25/34 (b) (c)	51,730,721	1,924,978
0.510%, 01/25/29 (b) (c)	85,460,108	2,253,498
0.756%, 09/25/27 (b) (c)	16,885,042	486,534
0.851%, 11/25/30 (b) (c)	26,265,874	1,319,818
0.882%, 11/25/30 (b) (c)	34,674,173	1,802,131
3.291%, 03/25/27	4,670,000	4,428,817
Freddie Mac Pool 2.500%, 07/01/51	291,519	242,196
3.500%, 10/01/42	411,693	384,546
3.500%, 02/01/44	166,302	155,316
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	129,118	127,232
6.000%, 05/15/36	189,434	194,265
Freddie Mac STACR REMIC Trust (CMO) 4.928%, SOFR30A + 1.000%, 01/25/42 (144A) (c)	2,766,983	2,695,937
5.228%, SOFR30A + 1.300%, 02/25/42 (144A) (c)	2,796,667	2,750,357
5.428%, SOFR30A + 1.500%, 10/25/41 (144A) (c)	2,270,000	2,156,430
6.028%, SOFR30A + 2.100%, 10/25/33 (144A) (c)	980,000	960,865
6.128%, SOFR30A + 2.200%, 05/25/42 (144A) (c)	1,103,202	1,099,785
6.228%, SOFR30A + 2.300%, 08/25/33 (144A) (c)	1,970,000	1,947,651
6.328%, SOFR30A + 2.400%, 02/25/42 (144A) (c)	3,420,000	3,326,011
Ginnie Mae I 30 Yr. Pool 3.000%, 09/15/42	319,580	292,760
3.000%, 10/15/42	1,736,435	1,589,581
3.000%, 11/15/42	627,234	574,208
3.500%, 06/15/48	2,076,354	1,955,406
3.500%, 05/15/50	346,543	323,410
4.000%, 03/15/50	32,378	30,881
5.500%, 06/15/36	160,850	168,320
6.000%, 03/15/33	356,584	370,076
6.500%, 06/15/31	881	905
6.500%, 08/15/34	67,990	69,913
7.500%, 09/15/29	528	536
8.500%, 06/15/25	3,544	3,587
Ginnie Mae II 30 Yr. Pool
2.000%, 04/20/51	567,115	477,782
2.500%, TBA (a)	100,000	86,636
2.500%, 10/20/49	403,803	352,562

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
2.500%, 02/20/51	5,744,150	$5,000,913
2.500%, 03/20/51	5,972,234	5,198,868
2.500%, 04/20/51	843,451	734,599
2.500%, 10/20/51	3,424,740	2,971,880
2.500%, 11/20/51	182,138	157,840
2.500%, 12/20/51	831,036	720,852
2.500%, 08/20/52	15,987,171	13,863,215
3.000%, 11/20/46	175,536	158,690
3.000%, 09/20/47	304,049	272,202
3.000%, 11/20/47	70,726	63,976
3.000%, 12/20/47	754,603	679,508
3.000%, 01/20/50	633,985	564,905
3.000%, 02/20/51	113,120	101,656
3.000%, 09/20/51	9,246,246	8,272,107
3.000%, 11/20/51	11,992,600	10,724,019
3.000%, 01/20/52	96,903	88,797
3.000%, 02/20/52	2,663,181	2,379,746
3.000%, 03/20/52	1,122,200	1,001,938
3.000%, 04/20/52	2,573,946	2,236,090
3.500%, 06/20/44	682,321	639,932
3.500%, 03/20/45	53,168	49,622
3.500%, 01/20/46	139,977	130,856
3.500%, 03/20/46	743,838	693,619
3.500%, 04/20/46	389,372	363,141
3.500%, 05/20/46	182,199	170,107
3.500%, 06/20/46	309,944	289,218
3.500%, 07/20/46	187,219	174,602
3.500%, 09/20/46	17,139	16,032
3.500%, 05/20/47	2,481,236	2,320,793
3.500%, 01/20/48	2,032,692	1,878,238
3.500%, 09/20/48	473,327	438,527
3.500%, 02/20/49	14,781	13,805
3.500%, 10/20/49	122,710	113,786
3.500%, 01/20/50	1,170,448	1,083,074
3.500%, 02/20/50	152,869	144,515
3.500%, 07/20/50	189,519	175,990
3.500%, 02/20/52	10,848,206	9,981,378
3.500%, 03/20/52	490,649	445,961
3.500%, 06/20/52	590,806	536,997
4.000%, TBA (a)	1,800,000	1,703,538
4.000%, 09/20/45	337,056	326,650
4.000%, 11/20/45	2,795,418	2,692,944
4.000%, 08/20/46	2,010,434	1,927,577
4.000%, 06/20/47	900,690	864,712
4.000%, 07/20/47	152,532	146,447
4.000%, 11/20/47	430,792	413,602
4.000%, 12/20/47	166,704	160,053
4.000%, 02/20/48	155,393	149,465
4.000%, 03/20/48	426,124	409,138
4.000%, 04/20/48	148,103	142,159
4.000%, 08/20/48	1,671,001	1,601,353
4.000%, 09/20/48	465,190	443,957
4.000%, 11/20/49	84,192	78,938
4.000%, 01/20/50	133,413	130,003
4.000%, 02/20/50	108,736	105,711

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 03/20/50	60,216	58,660
4.000%, 04/20/50	470,396	458,345
4.500%, TBA (a)	3,800,000	3,685,965
4.500%, 01/20/40	196,793	196,408
4.500%, 05/20/40	249,020	248,533
4.500%, 09/20/40	5,594	5,583
4.500%, 01/20/41	47,827	47,734
4.500%, 07/20/41	306,129	305,531
4.500%, 08/20/47	288,911	284,680
4.500%, 04/20/48	438,269	431,327
4.500%, 05/20/48	647,339	636,919
4.500%, 06/20/48	369,190	363,032
4.500%, 07/20/48	61,142	59,932
4.500%, 08/20/48	1,666,938	1,637,687
4.500%, 09/20/48	178,620	173,336
4.500%, 10/20/48	428,689	420,872
4.500%, 01/20/49	1,115,001	1,082,334
4.500%, 03/20/49	306,708	301,021
4.500%, 04/20/49	199,141	195,011
4.500%, 02/20/50	268,564	263,252
4.500%, 03/20/50	180,696	177,470
4.500%, 12/20/50	262,233	257,466
5.000%, TBA (a)	10,200,000	10,102,251
5.000%, 07/20/40	202,295	204,995
5.000%, 11/20/48	68,899	68,883
5.000%, 03/20/49	85,115	84,834
5.000%, 12/20/49	128,106	128,220
5.000%, 01/20/50	84,872	84,775
5.000%, 04/20/50	69,908	70,169
5.500%, TBA (a)	7,000,000	7,032,579
6.000%, TBA (a)	3,900,000	3,953,435
6.000%, 11/20/34	603	637
6.000%, 06/20/35	927	979
6.000%, 07/20/36	46,407	48,988
6.000%, 09/20/36	2,204	2,327
6.000%, 07/20/38	125,660	132,694
6.000%, 09/20/38	302,407	319,250
6.000%, 06/20/39	1,503	1,586
6.000%, 05/20/40	25,852	27,284
6.000%, 06/20/40	85,805	90,612
6.000%, 08/20/40	48,003	50,693
6.000%, 09/20/40	106,143	112,092
6.000%, 10/20/40	50,649	53,481
6.000%, 11/20/40	97,587	103,043
6.000%, 01/20/41	50,267	52,321
6.000%, 03/20/41	352,100	371,830
6.000%, 07/20/41	78,846	83,262
6.000%, 12/20/41	37,961	40,084
6.500%, 10/20/37	119,352	126,384
Government National Mortgage Association
Zero Coupon, 09/16/46 (b) (c)	9,145,597	91
0.029%, 03/16/49 (b) (c)	1,283,644	153
0.051%, 10/16/54 (b) (c)	10,652,258	21,888
0.093%, 04/16/54 (b) (c)	14,013,874	98,511
0.145%, 02/16/53 (b) (c)	4,703,087	13,945

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
0.147%, 02/16/48 (b) (c)	1,031,423	$6,243
0.539%, 03/16/60 (b) (c)	1,453,669	53,926
0.629%, 09/16/55 (b) (c)	6,369,546	163,431
0.633%, 10/16/58 (b) (c)	11,469,314	407,747
0.640%, 02/16/61 (b) (c)	1,376,591	69,898
0.707%, 12/16/59 (b) (c)	26,893,360	1,212,017
1.018%, 02/16/46 (b) (c)	3,067,680	56,347
Government National Mortgage Association (CMO) 1.774%, -1 x 1M LIBOR + 6.100%, 08/16/42 (b) (c)	390,427	36,938
2.297%, -1 x 1M LIBOR + 6.650%, 01/20/40 (b) (c)	52,599	595
2.880%, 1M LIBOR + 1.150%, 05/20/70 (c)	1,085,411	1,065,856
2.980%, 1M LIBOR + 0.450%, 07/20/70 (c)	2,751,061	2,633,167
3.000%, 07/20/49	604,703	541,222
3.276%, 1M LIBOR + 0.450%, 07/20/70 (c)	1,929,981	1,850,907
3.749%, 1M LIBOR + 0.500%, 07/20/70 (c)	298,178	287,143
3.765%, 1M LIBOR + 0.250%, 10/20/68 (c)	1,627,981	1,602,007
4.222%, 1M LIBOR + 0.380%, 12/20/60 (c)	9,033,278	8,945,220
4.242%, 1M LIBOR + 0.400%, 12/20/60 (c)	1,896,140	1,879,297
4.242%, 1M LIBOR + 0.400%, 08/20/70 (c)	56,193	55,568
4.272%, 1M LIBOR + 0.430%, 10/20/64 (c)	3,256,156	3,220,120
4.322%, 1M LIBOR + 0.480%, 03/20/61 (c)	1,566,273	1,553,958
4.342%, 1M LIBOR + 0.500%, 12/20/60 (c)	16,461,770	16,333,276
5.092%, 1M LIBOR + 1.250%, 04/20/70 (c)	122,157	122,316
Uniform Mortgage-Backed Securities 30 Yr. Pool 5.000%, TBA (a)	8,300,000	8,174,744
5.500%, TBA (a)	4,500,000	4,508,111

		595,053,442

Federal Agencies—38.0%
Fannie Mae Principal Strip
Zero Coupon, 05/15/30	30,000,000	22,037,578
Federal Agricultural Mortgage Corp. 0.260%, 10/02/23	10,000,000	9,676,912
Federal Farm Credit Banks Funding Corp.
0.160%, 02/10/23	10,000,000	9,957,523
0.200%, 01/04/24	10,000,000	9,543,461
0.220%, 09/08/23	10,000,000	9,682,789
0.230%, 01/19/24	15,000,000	14,299,073
0.375%, 01/15/25	10,000,000	9,185,389
0.460%, 11/03/25	10,000,000	9,000,056
0.500%, 12/01/23	30,000,000	28,827,624
0.680%, 12/20/23	10,000,000	9,608,966
0.780%, 06/16/25	10,000,000	9,116,317
0.875%, 11/18/24	5,000,000	4,679,339
1.050%, 11/17/25	10,000,000	9,132,526
1.240%, 09/03/30	8,000,000	6,242,670
1.680%, 09/17/35	1,195,000	830,866
1.750%, 02/25/25	22,350,000	21,108,280
2.600%, 04/05/27	10,000,000	9,406,821
2.625%, 05/16/24	15,000,000	14,581,692
2.700%, 10/26/27	10,000,000	9,390,143
5.480%, 06/27/42	3,000,000	2,805,626

Federal Agencies—(Continued)
Federal Home Loan Bank 0.125%, 08/28/23	12,000,000	11,639,212
0.375%, 09/04/25	15,000,000	13,501,591
0.500%, 04/14/25	14,000,000	12,866,864
1.750%, 09/12/25	10,000,000	9,357,943
2.125%, 06/09/23	7,700,000	7,614,279
2.500%, 02/13/24	10,000,000	9,754,180
2.750%, 12/13/24	10,000,000	9,679,660
3.000%, 07/08/24	7,000,000	6,821,306
3.250%, 11/16/28	35,000,000	33,609,151
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	7,443,000	5,587,385
Zero Coupon, 12/17/29	5,562,000	4,173,517
Zero Coupon, 12/15/36	24,765,000	13,034,456
0.125%, 10/16/23	20,000,000	19,289,751
0.250%, 11/06/23	15,000,000	14,430,701
0.250%, 12/04/23	10,000,000	9,585,353
Federal National Mortgage Association 0.625%, 04/22/25	5,000,000	4,593,718
2.625%, 09/06/24	22,000,000	21,343,282
Freddie Mac Strips
Zero Coupon, 07/15/28	5,400,000	4,300,795
Zero Coupon, 07/15/32	9,000,000	5,978,235
Resolution Funding Corp. Interest Strip
Zero Coupon, 07/15/26	4,230,000	3,608,799
Zero Coupon, 07/15/27	8,012,000	6,613,418
Zero Coupon, 01/15/29	6,988,000	5,396,217
Zero Coupon, 07/15/29	14,000,000	10,678,175
Zero Coupon, 10/15/29	14,996,000	11,272,004
Resolution Funding Corp. Principal Strip
Zero Coupon, 01/15/30	25,000,000	18,256,794
Zero Coupon, 04/15/30	40,000,000	29,019,136
United States Department of Housing and Urban Development 2.668%, 08/01/24	8,000,000	7,747,741
2.738%, 08/01/25	6,000,000	5,740,802
United States International Development Finance Corp.
1.110%, 05/15/29	13,000,000	11,568,763
3.540%, 06/15/30	8,823,778	8,411,868

		554,588,747

U.S. Treasury—10.0%
U.S. Treasury Bond 3.125%, 11/15/41	7,000,000	6,048,711
U.S. Treasury Inflation Indexed Notes
0.500%, 01/15/28 (e)	12,684,000	11,927,176
1.625%, 10/15/27 (e)	15,088,350	15,070,658
U.S. Treasury Notes 0.250%, 09/30/23	4,000,000	3,867,031
0.250%, 06/15/24	23,000,000	21,585,859
0.375%, 01/31/26	10,000,000	8,897,266
0.875%, 06/30/26	10,400,000	9,299,875
1.125%, 08/31/28	45,000,000	38,422,265

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.875%, 07/31/26	32,900,000	$30,427,359

		145,546,200

Total U.S. Treasury & Government Agencies (Cost $1,411,366,744)		1,295,188,389

Foreign Government—7.3%

Sovereign — 7.3%
Colombia Government International Bond 5.625%, 02/26/44 (f)	4,840,000	3,549,523
Indonesia Government International Bond 4.750%, 02/11/29	6,280,000	6,296,617
Israel Government AID Bonds 5.500%, 09/18/23	2,000,000	2,008,785
5.500%, 12/04/23	33,000,000	33,183,822
5.500%, 04/26/24	21,550,000	21,683,702
Mexico Government International Bond 4.500%, 04/22/29 (f)	12,280,000	11,710,169
Panama Government International Bond 3.750%, 03/16/25	5,650,000	5,460,166
Peruvian Government International Bonds 3.300%, 03/11/41	3,420,000	2,486,475
3.550%, 03/10/51	1,090,000	774,802
3.600%, 01/15/72 (f)	1,580,000	1,025,901
6.550%, 03/14/37	320,000	336,953
Poland Government International Bonds 3.250%, 04/06/26	5,010,000	4,798,578
4.000%, 01/22/24	2,858,000	2,818,274
Qatar Government International Bond 5.103%, 04/23/48 (144A)	7,300,000	7,330,164
Uruguay Government International Bond 5.100%, 06/18/50	3,200,000	3,135,482

Total Foreign Government (Cost $122,899,604)		106,599,413

Corporate Bonds & Notes—4.1%

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,471,119

Diversified Financial Services—3.0%
Private Export Funding Corp. 0.300%, 04/28/23 (144A)	25,000,000	24,695,140
3.250%, 06/15/25	20,000,000	19,251,932

		43,947,072

Electric—0.6%
Enel Chile S.A. 4.875%, 06/12/28	4,000,000	3,897,995

Electric—(Continued)
Perusahaan Listrik Negara PT 5.450%, 05/21/28 (144A)	4,000,000	3,960,000

		7,857,995

Oil & Gas—0.4%
Ecopetrol S.A. 5.375%, 06/26/26	4,260,000	4,017,819
Petroleos Mexicanos 6.375%, 01/23/45 (f)	3,610,000	2,235,239

		6,253,058

Total Corporate Bonds & Notes (Cost $62,771,524)		59,529,244

Mortgage-Backed Securities—2.0%

Collateralized Mortgage Obligations—2.0%
Alternative Loan Trust 4.553%, 1M LIBOR + 0.200%, 07/20/46 (c)	1,015,365	748,880
Banc of America Mortgage Trust 3.942%, 07/25/35 (c)	11,844	10,655
CIM Trust 1.425%, 07/25/61 (144A) (c)	2,663,944	2,345,817
Citigroup Mortgage Loan Trust 5.410%, 1Y H15 + 2.400%, 10/25/35 (c)	27,109	24,952
Countrywide Home Loan Reperforming Loan REMIC Trust 4.809%, 1M LIBOR + 0.420%, 07/25/36 (144A) (c)	196,704	186,835
Credit Suisse Mortgage Trust 0.830%, 03/25/56 (144A) (c)	710,500	549,031
1.169%, 03/25/56 (144A) (c)	611,648	420,615
CSMC Trust 0.938%, 05/25/66 (144A) (c)	1,099,947	848,437
1.756%, 10/25/66 (144A) (c)	707,812	579,119
2.000%, 10/25/60 (144A) (c)	895,900	784,529
3.864%, 10/15/66 (c)	2,227,385	2,216,335
Ellington Financial Mortgage Trust 3.001%, 01/25/67 (144A) (c)	950,000	667,543
GMACM Mortgage Loan Trust 3.610%, 11/19/35 (c)	74,520	67,330
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	1,849,079	1,768,127
4.000%, 05/25/62 (144A) (c)	769,161	687,780
JPMorgan Mortgage Trust 3.085%, 06/25/34 (c)	44,625	40,944
3.500%, 10/25/48 (144A) (c)	417,901	362,806
Legacy Mortgage Asset Trust 2.250%, 07/25/67 (144A) (g)	805,332	720,891
MASTR Adjustable Rate Mortgages Trust 2.478%, 02/25/34 (c)	101,993	83,898
MASTR Reperforming Loan Trust
3.300%, 05/25/35 (144A) (c)	1,940,875	1,085,655
7.000%, 08/25/34 (144A)	199,985	151,238
Morgan Stanley Mortgage Loan Trust 2.915%, 07/25/35 (c)	54,572	47,295
4.529%, 1M LIBOR + 0.140%, 06/25/36 (c)	421,414	92,958

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Mortgage Repurchase Agreement Financing Trust 5.805%, SOFR30A + 2.000%, 03/30/25 (144A) (c)	2,230,000	$2,198,372
New Residential Mortgage Loan Trust 1.156%, 11/27/56 (144A) (c)	604,173	497,290
2.750%, 07/25/59 (144A) (c)	1,404,857	1,305,285
3.250%, 09/25/56 (144A) (c)	1,180,406	1,076,411
4.000%, 02/25/57 (144A) (c)	1,035,297	973,037
4.000%, 05/25/57 (144A) (c)	1,548,124	1,438,706
4.250%, 12/25/57 (144A) (c)	1,698,795	1,605,475
NovaStar Mortgage Funding Trust 0.412%, 1M LIBOR + 0.380%, 09/25/46 (c)	446,990	421,868
OBX Trust 1.054%, 07/25/61 (144A) (c)	740,062	556,249
Park Capital Management Trust 1.510%, 08/25/56 (144A) (c)	1,671,548	1,318,370
2.071%, 11/25/56 (144A) (c)	862,734	714,838
SACO I Trust 4.380%, 06/25/21 (144A) (c)	20,087	16,321
Structured Asset Mortgage Investments II Trust 4.749%, 1M LIBOR + 0.360%, 07/25/46 (c)	88,637	72,211
Structured Asset Securities Corp. 3.529%, 06/25/35 (144A) (c)	58,868	52,248
4.739%, 1M LIBOR + 0.350%, 04/25/35 (144A) (c)	1,295,831	1,136,694
Towd Point Mortgage Trust 3.000%, 04/25/60 (144A) (c)	940,000	699,979
6.289%, 1M LIBOR + 1.900%, 05/25/58 (144A) (c)	950,000	908,691

Total Mortgage-Backed Securities (Cost $33,940,665)		29,483,715

Asset-Backed Securities—0.1%

Asset-Backed - Home Equity—0.0%
Morgan Stanley Mortgage Loan Trust 4.569%, 1M LIBOR + 0.180%, 12/25/36 (c)	114,970	45,900
4.689%, 1M LIBOR + 0.300%, 03/25/36 (c)	53,252	52,089

		97,989

Asset-Backed - Other — 0.1%
Securitized Asset Backed Receivables LLC Trust 5.004%, 1M LIBOR + 0.615%, 01/25/35 (c)	817,523	748,087
Structured Asset Investment Loan Trust 5.589%, 1M LIBOR + 1.200%, 08/25/34 (c)	874,066	837,138
Structured Asset Securities Corp. Mortgage Loan Trust 4.609%, 1M LIBOR + 0.220%, 02/25/36 (144A) (c)	4,564,146	113,027

		1,698,252

Total Asset-Backed Securities (Cost $3,818,666)		1,796,241

Short-Term Investment — 0.0%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.0%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $698,611; collateralized by U.S. Treasury Note at 2.000%, maturing 04/30/24, with a market value of $712,501.	698,471	$698,471

Total Short-Term Investments (Cost $698,471)		698,471

Securities Lending Reinvestments (h)—0.2%

Repurchase Agreements — 0.1%
Goldman Sachs & Co. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $76,332; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 7.625%, maturity dates ranging from 01/24/23 - 11/15/52, and an aggregate market value of $77,822.	76,296	76,296
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $300,142; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $306,145.	300,000	300,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $87,088; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $89,124.	87,046	87,046
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $50,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $51,119.	50,000	50,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $300,142; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $2,734; collateralized by various Common Stock with an aggregate market value of $3,041.	2,733	2,733
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $6,143; collateralized by various Common Stock with an aggregate market value of $6,834.	6,140	6,140
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $50,043; collateralized by various Common Stock with an aggregate market value of $55,660.	50,000	50,000

		872,215

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (h)—(Continued)

Security Description	Shares	Value

Mutual Funds—0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (i)	100,000	$100,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (i)	200,000	200,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (i)	200,000	200,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (i)	200,000	200,000

		700,000

Total Securities Lending Reinvestments (Cost $1,572,215)		1,572,215

Total Investments—102.4% (Cost $1,637,067,889)		1,494,867,688
Other assets and liabilities (net)—(2.4)%		(34,513,432)

Net Assets—100.0%		$1,460,354,256

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Interest only security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Principal only security.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $1,831,004 and the collateral received consisted of cash in the amount of $1,572,215 and non-cash collateral with a value of $354,913. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $78,162,875, which is 5.4% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/22/23	112	USD	14,038,500	$(105,583)
U.S. Treasury Note 10 Year Futures	03/22/23	4	USD	449,188	(10,694)
U.S. Treasury Ultra Long Bond Futures	03/22/23	28	USD	3,760,750	(124,220)

Net Unrealized Depreciation					$(240,497)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,295,188,389	$—	$1,295,188,389
Total Foreign Government*	—	106,599,413	—	106,599,413
Total Corporate Bonds & Notes*	—	59,529,244	—	59,529,244
Total Mortgage-Backed Securities*	—	29,483,715	—	29,483,715
Total Asset-Backed Securities*	—	1,796,241	—	1,796,241
Total Short-Term Investment*	—	698,471	—	698,471
Securities Lending Reinvestments
Repurchase Agreements	—	872,215	—	872,215
Mutual Funds	700,000	—	—	700,000
Total Securities Lending Reinvestments	700,000	872,215	—	1,572,215
Total Investments	$700,000	$1,494,167,688	$—	$1,494,867,688

Collateral for Securities Loaned (Liability)	$—	$(1,572,215)	$—	$(1,572,215)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(240,497)	$—	$—	$(240,497)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,494,867,688
Cash collateral for futures contracts	661,200
Receivable for:
TBA securities sold	83,985,770
Fund shares sold	388,315
Principal paydowns	58,486
Interest	4,807,244
Prepaid expenses	6,032

Total Assets	1,584,774,735

Liabilities
Due to custodian	6,829
Collateral for securities loaned	1,572,215
Payables for:
TBA securities purchased	121,520,065
Fund shares redeemed	295,472
Variation margin on futures contracts	313
Accrued Expenses:
Management fees	577,694
Distribution and service fees	65,427
Deferred trustees’ fees	152,442
Other expenses	230,022

Total Liabilities	124,420,479

Net Assets	$1,460,354,256

Net Assets Consist of:
Paid in surplus	$1,746,267,610
Distributable earnings (Accumulated losses)	(285,913,354)

Net Assets	$1,460,354,256

Net Assets
Class A	$1,150,836,778
Class B	295,365,313
Class E	14,152,165
Capital Shares Outstanding*
Class A	111,819,648
Class B	28,841,938
Class E	1,379,354
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.29
Class B	10.24
Class E	10.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,637,067,889.
(b)	Includes securities loaned at value of $1,831,004.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Interest	$32,375,586
Securities lending income	10,338

Total investment income	32,385,924

Expenses
Management fees	7,897,012
Administration fees	80,484
Custodian and accounting fees	183,869
Distribution and service fees—Class B	830,427
Distribution and service fees—Class E	23,441
Audit and tax services	71,343
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	65,176
Insurance	13,869
Miscellaneous	18,619

Total expenses	9,238,895
Less management fee waiver	(395,348)

Net expenses	8,843,547

Net Investment Income	23,542,377

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(35,247,005)
Futures contracts	(3,463,786)

Net realized gain (loss)	(38,710,791)

Net change in unrealized appreciation (depreciation) on:
Investments	(148,363,463)
Futures contracts	(473,029)

Net change in unrealized appreciation (depreciation)	(148,836,492)

Net realized and unrealized gain (loss)	(187,547,283)

Net Increase (Decrease) in Net Assets From Operations	$(164,004,906)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$23,542,377	$15,318,432
Net realized gain (loss)	(38,710,791)	17,252,428
Net change in unrealized appreciation (depreciation)	(148,836,492)	(63,539,334)

Increase (decrease) in net assets from operations	(164,004,906)	(30,968,474)

From Distributions to Shareholders
Class A	(29,881,117)	(41,254,397)
Class B	(6,716,761)	(9,693,689)
Class E	(335,920)	(478,984)

Total distributions	(36,933,798)	(51,427,070)

Increase (decrease) in net assets from capital share transactions	(266,436,445)	99,621,919

Total increase (decrease) in net assets	(467,375,149)	17,226,375

Net Assets
Beginning of period	1,927,729,405	1,910,503,030

End of period	$1,460,354,256	$1,927,729,405

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,219,504	$13,184,971	9,339,500	$112,010,387
Reinvestments	2,867,670	29,881,117	3,544,192	41,254,397
Redemptions	(23,993,655)	(258,436,571)	(4,858,883)	(57,220,807)

Net increase (decrease)	(19,906,481)	$(215,370,483)	8,024,809	$96,043,977

Class B
Sales	3,089,388	$33,212,463	6,392,815	$75,544,093
Reinvestments	647,087	6,716,761	835,663	9,693,689
Redemptions	(8,317,215)	(89,135,628)	(6,820,034)	(80,238,796)

Net increase (decrease)	(4,580,740)	$(49,206,404)	408,444	$4,998,986

Class E
Sales	62,148	$673,994	205,156	$2,427,688
Reinvestments	32,331	335,920	41,256	478,984
Redemptions	(267,442)	(2,869,472)	(367,224)	(4,327,716)

Net increase (decrease)	(172,963)	$(1,859,558)	(120,812)	$(1,421,044)

Increase (decrease) derived from capital shares transactions		$(266,436,445)		$99,621,919

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.58	$12.08	$11.85	$11.49	$11.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.10	0.20	0.29	0.25
Net realized and unrealized gain (loss)	(1.20)	(0.28)	0.42	0.40	(0.14)

Total income (loss) from investment operations	(1.04)	(0.18)	0.62	0.69	0.11

Less Distributions
Distributions from net investment income	(0.25)	(0.32)	(0.39)	(0.33)	(0.27)

Total distributions	(0.25)	(0.32)	(0.39)	(0.33)	(0.27)

Net Asset Value, End of Period	$10.29	$11.58	$12.08	$11.85	$11.49

Total Return (%) (b)	(9.01)	(1.52)	5.24	6.03	0.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	0.50	0.51	0.50	0.50
Net ratio of expenses to average net assets (%) (c)	0.49	0.48	0.48	0.48	0.49
Ratio of net investment income (loss) to average net assets (%)	1.48	0.83	1.69	2.48	2.19
Portfolio turnover rate (%)	103 (d)	167 (d)	226 (d)	208 (d)	255 (d)
Net assets, end of period (in millions)	$1,150.8	$1,525.0	$1,493.8	$1,544.1	$1,581.9

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.51	$12.01	$11.79	$11.43	$11.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.07	0.17	0.26	0.22
Net realized and unrealized gain (loss)	(1.18)	(0.28)	0.40	0.39	(0.14)

Total income (loss) from investment operations	(1.05)	(0.21)	0.57	0.65	0.08

Less Distributions
Distributions from net investment income	(0.22)	(0.29)	(0.35)	(0.29)	(0.24)

Total distributions	(0.22)	(0.29)	(0.35)	(0.29)	(0.24)

Net Asset Value, End of Period	$10.24	$11.51	$12.01	$11.79	$11.43

Total Return (%) (b)	(9.17)	(1.77)	4.91	5.78	0.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.75	0.76	0.75	0.75
Net ratio of expenses to average net assets (%) (c)	0.74	0.73	0.73	0.73	0.74
Ratio of net investment income (loss) to average net assets (%)	1.24	0.58	1.43	2.23	1.94
Portfolio turnover rate (%)	103 (d)	167 (d)	226 (d)	208 (d)	255 (d)
Net assets, end of period (in millions)	$295.4	$384.8	$396.6	$367.9	$378.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.54	$12.03	$11.81	$11.45	$11.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.08	0.18	0.27	0.23
Net realized and unrealized gain (loss)	(1.19)	(0.27)	0.41	0.40	(0.14)

Total income (loss) from investment operations	(1.05)	(0.19)	0.59	0.67	0.09

Less Distributions
Distributions from net investment income	(0.23)	(0.30)	(0.37)	(0.31)	(0.25)

Total distributions	(0.23)	(0.30)	(0.37)	(0.31)	(0.25)

Net Asset Value, End of Period	$10.26	$11.54	$12.03	$11.81	$11.45

Total Return (%) (b)	(9.12)	(1.60)	5.01	5.88	0.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.65	0.66	0.65	0.65
Net ratio of expenses to average net assets (%) (c)	0.64	0.63	0.63	0.63	0.64
Ratio of net investment income (loss) to average net assets (%)	1.34	0.69	1.54	2.33	2.04
Portfolio turnover rate (%)	103 (d)	167 (d)	226 (d)	208 (d)	255 (d)
Net assets, end of period (in millions)	$14.2	$17.9	$20.1	$19.5	$20.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 43%, 70%,100%, 76%, and 79% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $6,829 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $698,471. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $872,215. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
Securities Lending Transactions	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Corporate Bonds & Notes	$(336,600)	$—	$—	$—	$(336,600)
Foreign Government	(1,235,615)	—	—	—	(1,235,615)
Total Borrowings	$(1,572,215)	$—	$—	$—	$(1,572,215)
Gross amount of recognized liabilities for securities lending transactions					$(1,572,215)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a)	$240,497

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(3,463,786)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(473,029)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$43,157,449
Futures contracts short	(24,908,511)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction,

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,727,773,936	$11,890,006	$1,977,758,432	$38,840,744

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$1,036,133,230	$1,063,405,718

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$7,897,012	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust I that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $100 million
0.050%	On amounts over $200 million and under $500 million
0.010%	On amount over $1 billion and under $2 billion
0.030%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 29, 2022 to April 30, 2023, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of Western Asset Management Government Income Portfolio, a series of Brighthouse Funds Trust I also advised by the Subadviser. An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,650,903,741

Gross unrealized appreciation	844,336
Gross unrealized (depreciation)	(156,880,389)

Net unrealized appreciation (depreciation)	$(156,036,053)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$36,933,798	$51,427,070	$—	$—	$36,933,798	$51,427,070

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$32,561,048	$—	$(156,036,054)	$(162,285,907)	$(285,760,913)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $33,463,458 and accumulated long-term capital losses of $128,822,449.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Western Asset Management U.S. Government Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management U.S. Government Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management U.S. Government Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-29

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Western Asset Management U.S. Government Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board also considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Intermediate Government Bond Index, and its blended benchmark for the one- and five-year periods ended October 31, 2022 and outperformed the same benchmarks for the three-year period ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-34

(b)        Not applicable.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)        Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2021 and December 31, 2022 were $1,373,001 and $1,417,863, respectively.

(b)        Audit-Related Fees

During the fiscal years ended December 31, 2021 and December 31, 2022, Deloitte billed $0 and $0, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant for 17f-2 security count procedures for select portfolios for the years ended December 31, 2021 and 2022.

(c)        Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2021 and December 31, 2022 were $177,850 and $184,970, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal years ended December 31, 2021 and December 31, 2022.

During the fiscal years ended December 31, 2021 and December 31, 2022, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2021 and December 31, 2022 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2021 and December 31, 2022, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)        Not applicable.

(f)        Not applicable.

(g)      The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2021 and 2022 were $35,973 and $7,235, respectively.

(h)      The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)         Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)        Not applicable.

(b)        Not applicable.

Item 13.    Exhibits

(a)(1)      Code of Ethics is attached hereto.

(a)(2)       The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)      Not applicable.

(a)(4)      Not applicable.

(b)(1)       The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2023

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 6, 2023